UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ---------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5130

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 18.07%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

U.S. and international stocks recorded strong double-digit returns while emerging markets also rallied during the 12-month period ended December 31, 2019. After declining sharply at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the U.S. and China calmed investors. Trade-war tensions resurfaced, however, and emerging geopolitical pressures drove market volatility. Tariff wars, restrictive monetary policy and a decline in industrial production stoked recessionary fears throughout the global economy. In response, the world’s central banks implemented accommodative monetary policies to help support capital markets. Late in the third quarter, equity market performance was accompanied by a sharp style rotation in the U.S. as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value over the entire period. Small-cap stocks bested their large-cap peers during the fourth quarter, but for the year large-cap stocks outperformed small-cap by a substantial margin. In December, equity markets rallied on news that the U.S. and China had agreed to a preliminary phase-one trade deal due to be signed in January 2020.

Global fixed-income markets performed strongly over the past 12 months. The U.S. Federal Reserve (the “Fed”) lowered interest rates three times beginning in July and increased its balance sheet later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central bank reduced rates to a record low in September and announced the resumption of quantitative easing. The Bank of Japan issued guidance for the continuation of low rates and implemented a significant fiscal stimulus program in December. Central bankers in numerous other developed and emerging markets lowered interest rates and signaled potential fiscal stimulus measures to boost economic growth. Investor confidence increased after the announcement of a partial U.S.-China phase one trade agreement and indications that the U.K. will leave the European Union with a clear path for Brexit, the process for U.K.’s withdrawal from the union.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. The Portfolio aims to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, the Portfolio should capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including Real Estate and 40% invested in a mix of global sovereign and high-quality corporate bonds.

The Portfolio produced a positive return but underperformed its benchmark, the Dow Jones Moderate Index, for the 12-month period ending on December 31, 2019. During this period, the Portfolio’s relative underweight to U.S. small-cap and mid-cap stocks and an overweight to U.S. government bonds detracted from performance. The overweight to U.S. and international large-cap stocks as well as an international bonds position and an underweight to mortgage income securities contributed to performance relative to the benchmark.

Throughout most of the year, the Portfolio held a modest underweight to equities. The Portfolio started the year significantly underweight equities, which was gradually brought to an overweight in the first quarter, as the broad risks subsided and the near-term outlook for riskier asset classes became stable. In the second quarter, the Portfolio gradually reduced the equity overweight taking advantage of the equity market strength. The Portfolio’s moderately defensive position was driven by ongoing risks from the trade war and slowing global growth, partially offset by the pivot of global central banks to more accommodative monetary policies, as well as growing defensiveness among investors. In December, the Portfolio increased its exposure to equities to an overweight as market dynamics and economic data trends improved. The Portfolio’s equity timing detracted from performance, specifically in the month of January, as equity markets performed strongly and advanced, following a meaningful sell-off in at the end of 2018.

In fixed income, the Portfolio held a broadly neutral position to fixed income, which was beneficial to performance in 2019. The Portfolio ended the year with a modest overweight to duration. In currency management, we held an underweight to U.S. dollar relative to our strategic allocation.

The Portfolio utilized equity futures, fixed income futures, currency forwards, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period overweight equities. Within equities, the Portfolio was regionally diversified with a small tilt away from the U.S. and an overweight to international developed and emerging markets. The Portfolio finished the year with an overweight to fixed income. The Portfolio held an underweight to U.S. dollar and an overweight to Japanese yen and emerging markets currencies.

Daniel Loewy

Brian Brugman

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
AB Global Dynamic Allocation Portfolio
Class B	18.07	5.39	6.16
Dow Jones Moderate Index	18.60	6.61	6.65

1 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Financials	9.5
Information Technology	8.6
Health Care	7.6
Industrials	7.0
Real Estate	6.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.7
Foreign Government	10.1

BHFTI-3

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.88%	$1,000.00	$1,049.30	$4.55
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—62.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Airbus SE	50,488	$7,407,483
Arconic, Inc.	17,850	549,244
BAE Systems plc	277,180	2,076,796
Boeing Co. (The)	24,725	8,054,416
Dassault Aviation S.A.	220	289,766
Elbit Systems, Ltd.	2,102	327,314
General Dynamics Corp.	10,830	1,909,870
Huntington Ingalls Industries, Inc.	1,942	487,209
L3Harris Technologies, Inc.	10,310	2,040,040
Leonardo S.p.A.	34,220	401,030
Lockheed Martin Corp.	11,445	4,456,454
Meggitt plc	67,217	585,726
MTU Aero Engines AG	4,499	1,284,719
Northrop Grumman Corp.	7,325	2,519,580
Raytheon Co.	12,815	2,815,968
Rolls-Royce Holdings plc (a)	149,497	1,353,720
Safran S.A.	28,316	4,389,387
Singapore Technologies Engineering, Ltd.	135,070	396,083
Textron, Inc.	10,580	471,868
Thales S.A.	9,219	959,143
TransDigm Group, Inc. (b)	2,302	1,289,120
United Technologies Corp.	37,452	5,608,812

		49,673,748

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	6,160	481,712
Deutsche Post AG	85,581	3,267,446
DSV Panalpina A/S	18,806	2,176,955
Expeditors International of Washington, Inc.	7,805	608,946
FedEx Corp.	11,110	1,679,943
SG Holdings Co., Ltd.	12,538	283,012
United Parcel Service, Inc. - Class B	32,200	3,769,332
Yamato Holdings Co., Ltd.	26,711	456,788

		12,724,134

Airlines—0.1%
Alaska Air Group, Inc.	5,603	379,603
American Airlines Group, Inc. (b)	18,221	522,578
ANA Holdings, Inc.	10,019	335,210
Delta Air Lines, Inc.	26,651	1,558,551
Deutsche Lufthansa AG	20,611	379,301
easyJet plc	13,746	261,476
Japan Airlines Co., Ltd.	10,058	313,864
Qantas Airways, Ltd.	63,197	315,739
Singapore Airlines, Ltd.	46,712	314,275
Southwest Airlines Co.	22,285	1,202,944
United Airlines Holdings, Inc. (a)	10,191	897,725

		6,481,266

Auto Components—0.3%
Aisin Seiki Co., Ltd.	14,022	518,604
Aptiv plc	11,821	1,122,640
BorgWarner, Inc.	9,440	409,507
Bridgestone Corp.	49,413	1,835,339
Cie Generale des Etablissements Michelin	14,785	1,813,588

Auto Components—(Continued)
Continental AG	9,517	1,235,863
Denso Corp.	37,493	1,691,282
Faurecia S.A.	6,546	354,925
Koito Manufacturing Co., Ltd.	9,046	418,679
NGK Spark Plug Co., Ltd.	13,555	262,948
Nokian Renkaat Oyj	10,817	311,784
Pirelli & C S.p.A. (144A)	33,822	194,953
Stanley Electric Co., Ltd.	11,317	327,193
Sumitomo Electric Industries, Ltd.	65,253	979,056
Sumitomo Rubber Industries, Ltd.	14,457	175,877
Toyoda Gosei Co., Ltd.	5,712	142,552
Toyota Industries Corp.	12,686	731,045
Valeo S.A.	20,853	738,349
Yokohama Rubber Co., Ltd. (The)	10,272	198,773

		13,462,957

Automobiles—0.9%
Bayerische Motoren Werke AG	28,645	2,358,098
Daimler AG	78,673	4,361,881
Ferrari NV	10,426	1,729,327
Fiat Chrysler Automobiles NV	93,906	1,390,770
Ford Motor Co.	180,695	1,680,464
General Motors Co.	57,913	2,119,616
Harley-Davidson, Inc. (b)	7,175	266,838
Honda Motor Co., Ltd.	141,044	3,978,455
Isuzu Motors, Ltd.	47,710	562,064
Mazda Motor Corp.	48,677	414,292
Mitsubishi Motors Corp.	58,019	241,511
Nissan Motor Co., Ltd.	200,834	1,167,204
Peugeot S.A.	50,883	1,218,614
Renault S.A.	16,630	788,923
Subaru Corp.	53,236	1,316,284
Suzuki Motor Corp.	31,864	1,334,676
Toyota Motor Corp.	197,608	13,913,536
Volkswagen AG	2,809	545,895
Yamaha Motor Co., Ltd.	24,225	484,239

		39,872,687

Banks—4.5%
ABN AMRO Bank NV (144A)	36,596	668,431
AIB Group plc	68,854	241,148
Aozora Bank, Ltd.	10,209	269,651
Australia & New Zealand Banking Group, Ltd.	245,233	4,248,555
Banco Bilbao Vizcaya Argentaria S.A.	576,870	3,250,928
Banco de Sabadell S.A.	494,168	578,843
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Santander S.A.	1,437,711	6,070,619
Bank Hapoalim B.M.	98,184	815,607
Bank Leumi Le-Israel B.M.	127,861	931,825
Bank of America Corp.	375,838	13,237,014
Bank of East Asia, Ltd. (The)	112,774	251,988
Bank of Ireland Group plc	83,118	458,345
Bank of Kyoto, Ltd. (The)	4,615	196,746
Bankia S.A.	104,340	223,348
Bankinter S.A.	57,711	424,310
Barclays plc	1,492,314	3,563,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bendigo & Adelaide Bank, Ltd.	42,528	$292,459
BNP Paribas S.A.	97,314	5,792,830
BOC Hong Kong Holdings, Ltd.	320,145	1,114,858
CaixaBank S.A.	310,489	979,162
Chiba Bank, Ltd. (The)	47,266	271,771
Citigroup, Inc.	104,171	8,322,221
Citizens Financial Group, Inc.	20,554	834,698
Comerica, Inc.	6,855	491,846
Commerzbank AG	86,677	536,736
Commonwealth Bank of Australia	153,152	8,610,021
Concordia Financial Group, Ltd.	90,890	372,828
Credit Agricole S.A.	99,827	1,454,379
Danske Bank A/S	55,943	904,733
DBS Group Holdings, Ltd.	155,273	2,992,927
DNB ASA	82,031	1,537,258
Erste Group Bank AG (a)	26,029	979,003
Fifth Third Bancorp	33,635	1,033,940
FinecoBank Banca Fineco S.p.A.	52,680	632,329
First Republic Bank	7,701	904,482
Fukuoka Financial Group, Inc.	14,726	281,094
Hang Seng Bank, Ltd.	66,161	1,369,121
HSBC Holdings plc	1,746,705	13,717,133
Huntington Bancshares, Inc.	47,855	721,653
ING Groep NV	337,103	4,051,318
Intesa Sanpaolo S.p.A.	1,287,621	3,394,339
Israel Discount Bank, Ltd. - Class A	99,646	462,463
Japan Post Bank Co., Ltd.	35,038	335,804
JPMorgan Chase & Co.	147,500	20,561,500
KBC Group NV	21,602	1,628,909
KeyCorp	46,220	935,493
Lloyds Banking Group plc	6,065,961	5,062,811
M&T Bank Corp.	6,195	1,051,601
Mebuki Financial Group, Inc.	75,700	193,143
Mediobanca S.p.A.	53,730	591,834
Mitsubishi UFJ Financial Group, Inc.	1,064,216	5,751,665
Mizrahi Tefahot Bank, Ltd.	12,269	327,186
Mizuho Financial Group, Inc.	2,086,982	3,209,699
National Australia Bank, Ltd.	249,423	4,321,839
Nordea Bank Abp	263,819	2,134,092
Oversea-Chinese Banking Corp., Ltd.	280,449	2,293,151
People’s United Financial, Inc.	20,395	344,676
PNC Financial Services Group, Inc. (The)	20,535	3,278,002
Raiffeisen Bank International AG	12,729	319,305
Regions Financial Corp.	46,015	789,617
Resona Holdings, Inc.	180,963	789,067
Royal Bank of Scotland Group plc	418,466	1,341,248
Seven Bank, Ltd.	50,414	165,682
Shinsei Bank, Ltd.	16,807	256,564
Shizuoka Bank, Ltd. (The)	38,830	289,072
Skandinaviska Enskilda Banken AB - Class A	140,803	1,324,547
Societe Generale S.A.	70,138	2,450,672
Standard Chartered plc	235,855	2,227,561
Sumitomo Mitsui Financial Group, Inc.	115,038	4,234,801
Sumitomo Mitsui Trust Holdings, Inc.	28,705	1,132,757
SVB Financial Group (a)	2,425	608,772
Svenska Handelsbanken AB - A Shares	132,888	1,430,847
Swedbank AB - A Shares	78,348	1,168,448

Banks—(Continued)
Truist Financial Corp.	65,017	3,661,757
U.S. Bancorp	66,135	3,921,144
UniCredit S.p.A.	173,898	2,542,439
United Overseas Bank, Ltd.	109,044	2,144,886
Wells Fargo & Co. (e)	184,910	9,948,158
Westpac Banking Corp.	301,930	5,145,229
Zions Bancorp N.A.	8,160	423,667

		195,824,331

Beverages—1.2%
Anheuser-Busch InBev S.A.	65,921	5,405,621
Asahi Group Holdings, Ltd.	31,378	1,433,337
Brown-Forman Corp. - Class B	8,317	562,229
Budweiser Brewing Co. APAC, Ltd. (144A) (a)	114,574	386,844
Carlsberg A/S - Class B	9,255	1,380,622
Coca-Cola Amatil, Ltd.	43,845	340,918
Coca-Cola Bottlers Japan Holdings, Inc. (b)	10,796	277,220
Coca-Cola Co. (The) (e)	177,510	9,825,179
Coca-Cola European Partners plc	20,013	1,018,261
Coca-Cola HBC AG (a)	17,307	590,284
Constellation Brands, Inc. - Class A	7,675	1,456,331
Davide Campari-Milano S.p.A.	49,719	454,066
Diageo plc	204,649	8,623,840
Heineken Holding NV	9,968	967,862
Heineken NV	22,425	2,392,108
Kirin Holdings Co., Ltd.	71,167	1,552,203
Molson Coors Brewing Co. - Class B	8,605	463,810
Monster Beverage Corp. (a)	17,840	1,133,732
PepsiCo, Inc.	64,525	8,818,632
Pernod-Ricard S.A.	18,371	3,288,510
Remy Cointreau S.A.	1,978	243,275
Suntory Beverage & Food, Ltd.	12,030	503,077
Treasury Wine Estates, Ltd.	62,268	711,580

		51,829,541

Biotechnology—0.8%
AbbVie, Inc.	68,183	6,036,923
Alexion Pharmaceuticals, Inc. (a)	10,300	1,113,945
Amgen, Inc.	27,669	6,670,166
BeiGene, Ltd. (ADR) (a)	3,120	517,171
Biogen, Inc. (a)	8,530	2,531,107
CSL, Ltd.	39,214	7,610,305
Galapagos NV (a)	3,752	784,907
Genmab A/S (a)	5,623	1,251,582
Gilead Sciences, Inc.	58,343	3,791,128
Grifols S.A.	25,807	911,198
Incyte Corp. (a)	8,233	718,905
PeptiDream, Inc. (a)	8,131	416,336
Regeneron Pharmaceuticals, Inc. (a)	3,741	1,404,671
Vertex Pharmaceuticals, Inc. (a)	11,867	2,598,280

		36,356,624

Building Products—0.3%
A.O. Smith Corp.	6,360	302,990
Allegion plc	4,301	535,647
Asahi Glass Co., Ltd.	15,742	561,722

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Assa Abloy AB - Class B	86,713	$2,026,296
Cie de St-Gobain	42,559	1,748,733
Daikin Industries, Ltd.	21,555	3,031,293
Fortune Brands Home & Security, Inc.	6,427	419,940
Geberit AG	3,205	1,799,245
Johnson Controls International plc	36,684	1,493,406
Kingspan Group plc	13,298	819,006
LIXIL Group Corp.	23,041	397,106
Masco Corp.	13,275	637,067
TOTO, Ltd.	12,249	516,208

		14,288,659

Capital Markets—1.5%
3i Group plc	84,182	1,226,962
Ameriprise Financial, Inc.	6,015	1,001,979
Amundi S.A. (144A)	5,258	413,328
ASX, Ltd.	16,749	923,699
Bank of New York Mellon Corp. (The)	39,485	1,987,280
BlackRock, Inc.	5,410	2,719,607
BMO Real Estate Investment, Ltd.	27,292	30,504
Cboe Global Markets, Inc.	5,117	614,040
Charles Schwab Corp. (The)	53,645	2,551,356
CME Group, Inc.	16,485	3,308,869
Credit Suisse Group AG (a)	221,132	3,000,973
Daiwa Securities Group, Inc.	132,319	671,254
Deutsche Bank AG	169,865	1,317,789
Deutsche Boerse AG	16,438	2,585,174
E*Trade Financial Corp.	10,415	472,529
F&C Commercial Property Trust, Ltd.	59,919	91,857
Franklin Resources, Inc. (b)	12,941	336,207
Goldman Sachs Group, Inc. (The)	14,950	3,437,453
Hargreaves Lansdown plc	24,621	633,959
Hong Kong Exchanges and Clearing, Ltd.	103,403	3,351,452
Intercontinental Exchange, Inc.	25,780	2,385,939
Invesco, Ltd.	17,720	318,606
Japan Exchange Group, Inc.	44,082	775,972
Julius Baer Group, Ltd. (a)	19,363	999,989
London Stock Exchange Group plc	27,232	2,812,851
Macquarie Group, Ltd.	27,976	2,713,464
Magellan Financial Group, Ltd.	11,032	442,683
MarketAxess Holdings, Inc.	1,754	664,959
Moody’s Corp.	7,525	1,786,510
Morgan Stanley	57,860	2,957,803
MSCI, Inc.	3,890	1,004,320
Nasdaq, Inc.	5,270	564,417
Natixis S.A.	80,904	360,581
Nomura Holdings, Inc.	287,132	1,474,920
Northern Trust Corp.	9,890	1,050,714
Partners Group Holding AG	1,617	1,481,929
Picton Property Income, Ltd. (The) (a)	62,306	80,124
Raymond James Financial, Inc.	5,649	505,360
S&P Global, Inc.	11,415	3,116,866
SBI Holdings, Inc.	20,496	431,742
Schroder Real Estate Investment Trust, Ltd.	59,049	43,476
Schroders plc	10,766	478,763
Singapore Exchange, Ltd.	69,534	458,686
St. James’s Place plc	46,026	712,184
Standard Life Aberdeen plc	207,586	904,515

Capital Markets—(Continued)
Standard Life Investment Property Income Trust, Ltd.	46,224	55,735
State Street Corp.	17,190	1,359,729
T. Rowe Price Group, Inc.	10,890	1,326,838
UBS Group AG (a)	333,864	4,213,649
UK Commercial Property Trust, Ltd.	74,322	87,463

		66,247,058

Chemicals—1.5%
Air Liquide S.A.	40,810	5,800,187
Air Products & Chemicals, Inc.	10,145	2,383,974
Air Water, Inc.	12,893	190,095
Akzo Nobel NV	19,704	2,008,985
Albemarle Corp. (b)	4,888	357,020
Arkema S.A.	5,955	635,194
Asahi Kasei Corp.	109,212	1,225,422
BASF SE	79,462	6,026,133
Celanese Corp.	5,695	701,168
CF Industries Holdings, Inc.	10,000	477,400
Chr Hansen Holding A/S	9,126	724,971
Clariant AG (a)	17,111	382,891
Corteva, Inc. (b)	34,474	1,019,052
Covestro AG (144A)	15,041	699,195
Croda International plc	11,118	755,122
Daicel Corp.	21,538	205,456
Dow, Inc. (a)	34,274	1,875,816
DuPont de Nemours, Inc.	34,374	2,206,811
Eastman Chemical Co.	6,280	497,753
Ecolab, Inc.	11,545	2,228,070
EMS-Chemie Holding AG	711	467,901
Evonik Industries AG	16,126	494,293
FMC Corp.	6,040	602,913
Givaudan S.A.	799	2,500,650
Hitachi Chemical Co., Ltd.	8,996	376,519
Incitec Pivot, Ltd.	138,923	310,823
International Flavors & Fragrances, Inc. (b)	4,885	630,271
Israel Chemicals, Ltd.	60,920	287,423
Johnson Matthey plc	16,744	666,219
JSR Corp.	16,629	303,934
Kansai Paint Co., Ltd.	15,331	374,698
Koninklijke DSM NV	15,696	2,048,900
Kuraray Co., Ltd.	27,630	338,830
LANXESS AG	7,188	483,016
Linde plc	24,937	5,309,087
LyondellBasell Industries NV - Class A	11,871	1,121,572
Mitsubishi Chemical Holdings Corp.	110,768	825,251
Mitsubishi Gas Chemical Co., Inc.	13,716	208,433
Mitsui Chemicals, Inc.	15,997	388,807
Mosaic Co. (The)	16,280	352,299
Nippon Paint Holdings Co., Ltd.	12,669	655,448
Nissan Chemical Corp.	10,842	453,253
Nitto Denko Corp.	13,735	770,603
Novozymes A/S - B Shares	18,474	904,487
Orica, Ltd.	32,925	508,864
PPG Industries, Inc.	10,890	1,453,706
Sherwin-Williams Co. (The)	3,860	2,252,464
Shin-Etsu Chemical Co., Ltd.	31,446	3,447,605
Showa Denko KK	11,755	309,637
Sika AG	11,040	2,079,042

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Solvay S.A.	6,412	$745,639
Sumitomo Chemical Co., Ltd.	128,898	584,180
Symrise AG	11,131	1,171,023
Taiyo Nippon Sanso Corp.	11,241	249,026
Teijin, Ltd.	15,413	287,593
Toray Industries, Inc.	119,975	819,683
Tosoh Corp.	22,499	346,251
Umicore S.A.	17,054	831,423
Yara International ASA	15,335	638,989

		67,001,470

Commercial Services & Supplies—0.3%
Brambles, Ltd.	136,435	1,124,573
Cintas Corp.	3,830	1,030,576
Copart, Inc. (a)	9,265	842,559
Dai Nippon Printing Co., Ltd.	21,039	570,995
Edenred	21,041	1,088,766
G4S plc	134,235	390,377
ISS A/S	13,730	329,704
Park24 Co., Ltd.	10,055	246,309
Rentokil Initial plc	159,994	963,161
Republic Services, Inc.	9,685	868,066
Rollins, Inc.	6,479	214,844
Secom Co., Ltd.	18,165	1,621,064
Securitas AB - B Shares	27,108	467,719
Sohgo Security Services Co., Ltd.	6,239	337,887
Toppan Printing Co., Ltd.	24,204	498,974
Waste Management, Inc.	18,035	2,055,268

		12,650,842

Communications Equipment—0.4%
Arista Networks, Inc. (a)	2,556	519,890
Cisco Systems, Inc. (e)	195,800	9,390,568
F5 Networks, Inc. (a)	2,785	388,925
Juniper Networks, Inc.	15,920	392,110
Motorola Solutions, Inc.	7,600	1,224,664
Nokia Oyj	487,594	1,808,898
Telefonaktiebolaget LM Ericsson - B Shares	265,807	2,329,084

		16,054,139

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	22,650	907,956
Bouygues S.A.	19,304	821,784
CIMIC Group, Ltd.	8,381	195,540
Eiffage S.A.	6,783	777,256
Ferrovial S.A.	42,849	1,299,907
HOCHTIEF AG	2,159	276,331
Jacobs Engineering Group, Inc.	6,250	561,437
JGC Holdings Corp.	18,850	303,331
Kajima Corp.	38,876	519,542
Obayashi Corp.	56,179	622,906
Quanta Services, Inc.	6,485	264,004
Shimizu Corp.	51,163	520,534
Skanska AB - B Shares	29,428	665,429
Taisei Corp.	17,484	723,879

Construction & Engineering—(Continued)
Vinci S.A.	44,188	4,909,083

		13,368,919

Construction Materials—0.2%
Boral, Ltd.	101,423	319,867
CRH plc (a)	68,957	2,766,005
Fletcher Building, Ltd.	73,827	253,310
HeidelbergCement AG	12,875	938,461
James Hardie Industries plc	38,263	750,158
LafargeHolcim, Ltd. (a)	42,630	2,363,909
Martin Marietta Materials, Inc.	2,912	814,312
Taiheiyo Cement Corp.	10,546	308,560
Vulcan Materials Co.	6,050	871,140

		9,385,722

Consumer Finance—0.2%
Acom Co., Ltd.	33,743	153,161
AEON Financial Service Co., Ltd.	9,534	149,960
American Express Co.	31,380	3,906,496
Capital One Financial Corp.	21,665	2,229,545
Credit Saison Co., Ltd.	13,637	236,366
Discover Financial Services	14,685	1,245,582
Synchrony Financial	28,087	1,011,413

		8,932,523

Containers & Packaging—0.1%
AMCOR plc (a)	74,851	811,385
Avery Dennison Corp.	3,900	510,198
Ball Corp.	15,240	985,571
International Paper Co.	18,035	830,512
Packaging Corp. of America	4,399	492,644
Sealed Air Corp.	7,095	282,594
Smurfit Kappa Group plc	19,541	752,715
Toyo Seikan Group Holdings, Ltd.	12,156	210,722
WestRock Co.	11,795	506,123

		5,382,464

Distributors—0.0%
Genuine Parts Co.	6,715	713,335
Jardine Cycle & Carriage, Ltd.	8,600	192,473
LKQ Corp. (a)	14,132	504,512

		1,410,320

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,249	164,313
H&R Block, Inc.	9,255	217,308

		381,621

Diversified Financial Services—0.7%
AMP, Ltd.	290,061	390,012
Berkshire Hathaway, Inc. - Class B (a) (e)	90,450	20,486,925
Challenger, Ltd.	47,620	271,221
Eurazeo S.A.	3,439	235,739
EXOR NV	9,383	727,675

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Groupe Bruxelles Lambert S.A.	6,980	$736,393
Industrivarden AB - C Shares	14,367	346,951
Investor AB - B Shares	39,406	2,153,008
Kinnevik AB - Class B	20,931	512,198
L E Lundbergforetagen AB - B Shares	6,582	289,145
M&G plc (a)	220,300	693,148
Mitsubishi UFJ Lease & Finance Co., Ltd.	34,876	224,463
ORIX Corp.	114,600	1,907,559
Pargesa Holding S.A.	3,332	276,810
Tokyo Century Corp.	3,724	199,955
Wendel S.A.	2,345	312,105

		29,763,307

Diversified Telecommunication Services—1.2%
AT&T, Inc. (e)	337,041	13,171,562
BT Group plc	726,708	1,862,416
Cellnex Telecom S.A. (144A)	21,672	934,049
CenturyLink, Inc.	45,213	597,264
Deutsche Telekom AG	288,355	4,712,172
Elisa Oyj	12,306	680,000
HKT Trust & HKT, Ltd.	327,533	461,747
Iliad S.A. (b)	2,327	301,945
Koninklijke KPN NV	309,066	913,188
Nippon Telegraph & Telephone Corp.	111,368	2,820,931
Orange S.A.	172,600	2,536,239
PCCW, Ltd.	359,000	211,970
Proximus SADP	13,207	378,207
Singapore Telecommunications, Ltd.	68,200	171,026
Singapore Telecommunications, Ltd.	638,156	1,576,894
Spark New Zealand, Ltd.	158,857	463,371
Swisscom AG	2,241	1,186,793
Telecom Italia S.p.A. (a)	789,176	492,434
Telecom Italia S.p.A. - Risparmio Shares	521,492	319,220
Telefonica Deutschland Holding AG	76,391	221,411
Telefonica S.A.	404,276	2,825,587
Telenor ASA	62,397	1,119,123
Telia Co. AB	236,721	1,016,853
Telstra Corp., Ltd.	360,130	897,192
TPG Telecom, Ltd.	31,380	148,048
United Internet AG	10,690	351,310
Verizon Communications, Inc. (e)	190,720	11,710,208

		52,081,160

Electric Utilities—1.2%
Alliant Energy Corp.	10,944	598,856
American Electric Power Co., Inc.	22,750	2,150,103
AusNet Services	159,611	190,327
Chubu Electric Power Co., Inc.	55,741	786,241
Chugoku Electric Power Co., Inc. (The)	24,076	317,494
CK Infrastructure Holdings, Ltd.	56,700	404,371
CLP Holdings, Ltd.	142,073	1,495,981
Duke Energy Corp.	33,615	3,066,024
Edison International	16,445	1,240,117
EDP - Energias de Portugal S.A.	221,441	959,968
Electricite de France S.A.	52,790	588,891
Endesa S.A.	27,479	733,636

Electric Utilities—(Continued)
Enel S.p.A.	703,653	5,597,844
Entergy Corp.	9,125	1,093,175
Evergy, Inc.	10,786	702,061
Eversource Energy	14,865	1,264,566
Exelon Corp.	44,724	2,038,967
FirstEnergy Corp.	24,825	1,206,495
Fortum Oyj	38,425	947,928
HK Electric Investments & HK Electric Investments, Ltd.	229,338	226,024
Iberdrola S.A.	522,892	5,385,285
Kansai Electric Power Co., Inc. (The)	60,910	704,329
Kyushu Electric Power Co., Inc.	32,819	283,506
Mercury NZ, Ltd.	58,929	200,439
NextEra Energy, Inc.	22,545	5,459,497
Orsted A/S (144A)	16,366	1,695,606
Pinnacle West Capital Corp.	5,150	463,140
Power Assets Holdings, Ltd.	120,019	877,548
PPL Corp.	33,315	1,195,342
Red Electrica Corp. S.A.	37,449	753,295
Southern Co. (The)	48,195	3,070,022
SSE plc	88,353	1,692,837
Terna Rete Elettrica Nazionale S.p.A.	121,725	814,458
Tohoku Electric Power Co., Inc.	36,980	365,755
Tokyo Electric Power Co. Holdings, Inc. (a)	132,079	563,999
Verbund AG	5,956	299,083
Xcel Energy, Inc.	24,110	1,530,744

		50,963,954

Electrical Equipment—0.6%
ABB, Ltd.	159,440	3,849,023
AMETEK, Inc.	10,467	1,043,979
Eaton Corp. plc	19,338	1,831,695
Emerson Electric Co.	28,295	2,157,777
Fuji Electric Co., Ltd.	11,028	337,005
Legrand S.A.	23,083	1,883,418
Melrose Industries plc	420,310	1,343,464
Mitsubishi Electric Corp.	157,899	2,146,980
Nidec Corp.	19,346	2,642,743
Prysmian S.p.A.	20,921	504,142
Rockwell Automation, Inc.	5,445	1,103,538
Schneider Electric SE	47,833	4,920,491
Siemens Gamesa Renewable Energy S.A.	20,477	359,829
Vestas Wind Systems A/S	16,348	1,652,722

		25,776,806

Electronic Equipment, Instruments & Components—0.7%
Alps Alpine Co., Ltd.	18,022	407,100
Amphenol Corp. - Class A	13,670	1,479,504
CDW Corp.	6,656	950,743
Corning, Inc.	35,940	1,046,213
FLIR Systems, Inc.	6,205	323,094
Halma plc	32,845	922,078
Hamamatsu Photonics KK	12,135	497,234
Hexagon AB - B Shares	22,717	1,272,801
Hirose Electric Co., Ltd.	2,843	363,455
Hitachi High-Technologies Corp.	5,943	419,960
Hitachi, Ltd.	83,684	3,524,941

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Ingenico Group S.A.	5,237	$569,348
IPG Photonics Corp. (a)	1,681	243,610
Keyence Corp.	15,781	5,585,735
Keysight Technologies, Inc. (a)	8,630	885,697
Kyocera Corp.	27,769	1,892,361
Murata Manufacturing Co., Ltd.	49,698	3,072,578
Omron Corp.	16,660	970,557
Shimadzu Corp.	19,211	600,832
TDK Corp.	11,212	1,260,160
TE Connectivity, Ltd.	15,500	1,485,520
Venture Corp., Ltd.	23,802	287,198
Yokogawa Electric Corp.	19,690	348,742
Zebra Technologies Corp. - Class A (a)	2,503	639,366

		29,048,827

Energy Equipment & Services—0.1%
Baker Hughes Co.	29,925	766,978
Halliburton Co.	40,350	987,365
Helmerich & Payne, Inc.	5,005	227,377
National Oilwell Varco, Inc.	17,705	443,510
Schlumberger, Ltd.	63,737	2,562,227
TechnipFMC plc	19,336	414,564
Tenaris S.A.	40,424	457,161
Worley, Ltd.	29,186	314,870

		6,174,052

Entertainment—0.7%
Activision Blizzard, Inc.	35,304	2,097,764
Bollore S.A.	76,242	332,785
Electronic Arts, Inc. (a)	13,580	1,459,986
Konami Holdings Corp.	8,104	334,158
Live Nation Entertainment, Inc. (a)	6,542	467,557
Netflix, Inc. (a)	20,181	6,529,966
Nexon Co., Ltd. (a)	42,654	564,182
Nintendo Co., Ltd.	9,683	3,908,507
Square Enix Holdings Co., Ltd.	7,951	397,259
Take-Two Interactive Software, Inc. (a)	5,227	639,941
Toho Co., Ltd.	9,830	409,328
UBISOFT Entertainment S.A. (a)	7,312	505,820
Vivendi S.A.	73,884	2,141,534
Walt Disney Co. (The)	83,071	12,014,559

		31,803,346

Equity Real Estate Investment Trusts—4.8%
Acadia Realty Trust	9,655	250,354
Activia Properties, Inc.	79	396,170
Advance Residence Investment Corp.	147	465,986
Aedifica S.A.	2,819	358,558
AEON REIT Investment Corp.	177	242,509
Agree Realty Corp.	4,700	329,799
Alexander’s, Inc.	284	93,819
Alexandria Real Estate Equities, Inc.	18,241	2,947,381
Allied Properties Real Estate Investment Trust	13,270	532,108
Alstria Office REIT-AG	18,000	338,280
American Assets Trust, Inc.	5,450	250,155

Equity Real Estate Investment Trusts—(Continued)
American Campus Communities, Inc.	15,527	730,235
American Finance Trust, Inc. (b)	12,050	159,783
American Homes 4 Rent Trust - Class A	29,174	764,651
American Tower Corp.	20,445	4,698,670
Americold Realty Trust (b)	21,758	762,835
Apartment Investment & Management Co. - Class A	23,576	1,217,700
Apple Hospitality REIT, Inc.	23,850	387,562
Armada Hoffler Properties, Inc.	6,200	113,770
Artis Real Estate Investment Trust	13,950	127,839
Ascencio	550	34,054
Ascendas Real Estate Investment Trust	581,031	1,283,667
Assura plc	268,795	277,845
AvalonBay Communities, Inc.	22,288	4,673,794
Befimmo S.A.	2,400	145,702
Big Yellow Group plc	17,450	278,043
Boardwalk Real Estate Investment Trust	4,350	153,860
Boston Properties, Inc.	24,212	3,337,866
Brandywine Realty Trust	19,776	311,472
British Land Co. plc (The)	182,299	1,552,162
Brixmor Property Group, Inc.	33,677	727,760
Brookfield Property REIT, Inc. - Class A	7,424	136,936
BWP Trust	55,418	152,712
Camden Property Trust	10,616	1,126,358
Canadian Apartment Properties REIT	18,150	740,928
CapitaLand Commercial Trust, Ltd.	519,364	768,960
CapitaLand Mall Trust	496,372	908,079
CareTrust REIT, Inc.	10,750	221,773
Carmila S.A.	3,450	77,652
CDL Hospitality Trusts	89,232	107,500
Champion REIT	223,306	147,602
Charter Hall Long Wale REIT	45,450	175,723
Charter Hall Retail REIT	41,723	125,161
Chatham Lodging Trust	5,150	94,451
Choice Properties Real Estate Investment Trust	29,068	311,375
Civitas Social Housing plc	70,900	85,818
Cofinimmo S.A.	2,945	433,129
Colony Capital, Inc.	54,250	257,687
Columbia Property Trust, Inc.	13,200	276,012
Comforia Residential REIT, Inc.	66	208,909
Cominar Real Estate Investment Trust	20,631	224,970
Corporate Office Properties Trust	12,700	373,126
Cousins Properties, Inc.	16,509	680,171
Covivio	9,378	1,065,221
Crombie Real Estate Investment Trust	10,050	123,366
Cromwell Property Group	272,007	224,579
Crown Castle International Corp.	19,210	2,730,701
CubeSmart	21,777	685,540
Custodian REIT plc	42,863	64,807
CyrusOne, Inc.	12,700	830,961
Daiwa House REIT Investment Corp.	376	982,278
Daiwa Office Investment Corp.	31	238,135
Derwent London plc	11,450	611,567
Dexus	219,351	1,804,959
DiamondRock Hospitality Co.	22,750	252,070
Digital Realty Trust, Inc. (b)	33,251	3,981,475
Diversified Healthcare Trust (b)	26,750	225,770

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Douglas Emmett, Inc.	18,840	$827,076
Dream Industrial Real Estate Investment Trust	12,500	126,487
Dream Office Real Estate Investment Trust	5,350	128,255
Duke Realty Corp.	58,376	2,023,896
Easterly Government Properties, Inc. (b)	8,375	198,739
EastGroup Properties, Inc.	4,279	567,695
Empire State Realty Trust, Inc. - Class A	16,979	237,027
Empiric Student Property plc	66,753	86,282
EPR Properties	8,847	624,952
Equinix, Inc.	3,917	2,286,353
Equity Commonwealth	13,650	448,129
Equity LifeStyle Properties, Inc.	19,716	1,387,809
Equity Residential	57,683	4,667,708
Essential Properties Realty Trust, Inc. (b)	9,100	225,771
Essex Property Trust, Inc.	10,499	3,158,729
Eurocommercial Properties NV	5,450	152,805
Extra Space Storage, Inc. (b)	20,244	2,138,171
Federal Realty Investment Trust	11,691	1,504,982
First Capital Real Estate Investment Trust	15,150	241,154
First Industrial Realty Trust, Inc.	14,250	591,517
Fortune Real Estate Investment Trust	151,880	177,295
Four Corners Property Trust, Inc.	7,700	217,063
Franklin Street Properties Corp.	11,700	100,152
Frasers Centrepoint Trust	80,550	168,292
Frasers Logistics & Industrial Trust	188,500	173,809
Frontier Real Estate Investment Corp.	53	222,851
Fukuoka REIT Corp.	82	139,701
Gaming and Leisure Properties, Inc.	22,946	987,825
GCP Student Living plc	46,754	122,738
Gecina S.A.	9,884	1,771,676
Getty Realty Corp.	3,765	123,756
Global Net Lease, Inc. (b)	10,150	205,842
Global One Real Estate Investment Corp.	109	141,255
GLP J-REIT	412	512,628
Goodman Group	142,366	1,338,267
GPT Group (The)	389,304	1,532,489
Granite Real Estate Investment Trust	6,150	312,485
Great Portland Estates plc	28,830	328,820
H&R Real Estate Investment Trust	32,515	528,333
Hamborner REIT AG	7,950	87,116
Hammerson plc	87,229	359,593
Hansteen Holdings plc	47,371	72,893
Healthcare Realty Trust, Inc.	14,960	499,215
Healthcare Trust of America, Inc. - Class A (b)	23,375	707,795
Healthpeak Properties, Inc. (b)	78,492	2,705,619
Hersha Hospitality Trust	3,862	56,192
Hibernia REIT plc	78,066	123,694
Highwoods Properties, Inc.	11,550	564,910
Host Hotels & Resorts, Inc.	114,380	2,121,749
Hudson Pacific Properties, Inc.	17,213	648,069
Hulic REIT, Inc.	131	237,740
Icade	6,239	680,165
Ichigo Office REIT Investment	135	140,241
Immobiliare Grande Distribuzione SIIQ S.p.A.	5,559	38,679
Impact Healthcare Reit plc	24,050	34,595
Independence Realty Trust, Inc.	10,250	144,320

Equity Real Estate Investment Trusts—(Continued)
Industrial & Infrastructure Fund Investment Corp.	187	285,324
Industrial Logistics Properties Trust (b)	7,300	163,666
Inmobiliaria Colonial Socimi S.A.	36,984	471,921
Innovative Industrial Properties, Inc. (b)	1,300	98,631
InterRent Real Estate Investment Trust	12,950	155,972
Intervest Offices & Warehouses NV	2,500	71,941
Intu Properties plc (a)	100,861	45,536
Invesco Office J-REIT, Inc.	989	205,050
Investors Real Estate Trust	1,291	93,598
Invincible Investment Corp.	555	316,163
Invitation Homes, Inc.	60,728	1,820,018
Irish Residential Properties REIT plc	49,747	88,613
Iron Mountain, Inc. (b)	13,149	419,059
Japan Excellent, Inc.	136	220,249
Japan Hotel REIT Investment Corp.	508	379,598
Japan Logistics Fund, Inc.	98	249,980
Japan Prime Realty Investment Corp.	165	724,680
Japan Real Estate Investment Corp.	262	1,738,169
Japan Rental Housing Investments, Inc.	170	166,310
Japan Retail Fund Investment Corp.	526	1,130,865
JBG SMITH Properties	13,875	553,474
Kenedix Office Investment Corp.	43	332,214
Kenedix Residential Next Investment Corp.	101	190,715
Kenedix Retail REIT Corp.	61	155,212
Keppel DC REIT	137,807	213,141
Keppel REIT	224,732	207,151
Killam Apartment Real Estate Investment Trust	9,600	140,021
Kilroy Realty Corp.	11,813	991,111
Kimco Realty Corp.	65,292	1,352,197
Kite Realty Group Trust	9,362	182,840
Kiwi Property Group, Ltd.	177,570	186,540
Klepierre	38,823	1,475,766
Land Securities Group plc	142,086	1,867,057
Lar Espana Real Estate Socimi S.A.	7,250	57,860
LaSalle Logiport REIT	155	230,269
Lexington Realty Trust	27,300	289,926
Liberty Property Trust	17,686	1,062,044
Life Storage, Inc.	5,266	570,202
Link REIT	419,062	4,448,941
LondonMetric Property plc	92,576	291,282
LTC Properties, Inc.	4,450	199,227
LXI REIT plc	59,302	110,087
Macerich Co. (The) (b)	16,036	431,689
Mack-Cali Realty Corp.	9,757	225,679
Manulife US Real Estate Investment Trust	161,450	161,506
Mapletree Commercial Trust	422,809	751,425
Mapletree Industrial Trust	174,557	337,564
Mapletree Logistics Trust	289,694	375,034
MCUBS MidCity Investment Corp.	173	187,885
Medical Properties Trust, Inc.	58,311	1,230,945
Mercialys S.A.	6,950	96,346
Merlin Properties Socimi S.A.	37,688	541,612
Mid-America Apartment Communities, Inc.	18,203	2,400,248
Mirvac Group	785,666	1,757,201
Mitsui Fudosan Logistics Park, Inc.	40	177,620
Monmouth Real Estate Investment Corp.	10,400	150,592

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Montea CVA	1,400	$127,244
Mori Hills REIT Investment Corp.	175	290,685
Mori Trust Sogo REIT, Inc.	113	202,890
National Health Investors, Inc.	4,800	391,104
National Retail Properties, Inc.	19,416	1,041,086
National Storage Affiliates Trust	6,700	225,254
NewRiver REIT plc (London Exchange)	34,211	91,024
Nippon Accommodations Fund, Inc.	51	322,270
Nippon Building Fund, Inc.	262	1,919,843
Nippon Prologis REIT, Inc.	404	1,029,212
NIPPON REIT Investment Corp.	49	215,804
Nomura Real Estate Master Fund, Inc.	847	1,447,476
Northview Apartment Real Estate Investment Trust	5,400	123,257
NorthWest Healthcare Properties Real Estate Investment Trust	11,650	107,031
NSI NV	2,021	98,495
Office Properties Income Trust (b)	5,381	172,945
Omega Healthcare Investors, Inc.	24,720	1,046,892
Orix JREIT, Inc.	526	1,140,531
Paramount Group, Inc.	22,174	308,662
Park Hotels & Resorts, Inc.	27,046	699,680
Pebblebrook Hotel Trust	14,661	393,061
Physicians Realty Trust	21,319	403,782
Piedmont Office Realty Trust, Inc. - Class A	14,150	314,696
Premier Investment Corp.	144	203,749
Primary Health Properties plc	136,563	289,291
ProLogis, Inc.	100,506	8,959,105
PS Business Parks, Inc.	2,250	370,957
Public Storage	23,847	5,078,457
QTS Realty Trust, Inc. - Class A	6,500	352,755
RDI REIT plc	28,849	50,063
Realty Income Corp.	51,736	3,809,322
Regency Centers Corp.	26,541	1,674,472
Regional REIT, Ltd. (144A)	41,888	62,811
Retail Estates NV	1,127	106,101
Retail Opportunity Investments Corp.	12,885	227,549
Retail Properties of America, Inc. - Class A	24,150	323,610
Retail Value, Inc.	1,642	60,426
Rexford Industrial Realty, Inc.	12,500	570,875
RioCan Real Estate Investment Trust	36,014	742,162
RLJ Lodging Trust	19,095	338,363
RPT Realty	8,778	132,021
Ryman Hospitality Properties, Inc.	5,186	449,419
Sabra Health Care REIT, Inc.	21,805	465,319
Safestore Holdings plc	23,290	248,776
Saul Centers, Inc.	1,353	71,411
SBA Communications Corp.	5,272	1,270,499
Scentre Group	1,058,298	2,849,168
Segro plc	218,728	2,610,915
Sekisui House REIT, Inc.	454	381,910
Seritage Growth Properties - Class A (b)	3,800	152,304
Service Properties Trust	18,450	448,888
Shaftesbury plc	25,350	318,936
Shopping Centres Australasia Property Group	105,487	198,005
Simon Property Group, Inc.	49,225	7,332,556
SITE Centers Corp.	17,025	238,691
SL Green Realty Corp.	12,788	1,174,961
Smart Real Estate Investment Trust	14,500	348,500

Equity Real Estate Investment Trusts—(Continued)
Spirit Realty Capital, Inc.	11,261	553,816
STAG Industrial, Inc.	15,085	476,233
Stockland	477,770	1,551,917
STORE Capital Corp.	24,312	905,379
Summit Hotel Properties, Inc. (b)	11,650	143,761
Summit Industrial Income REIT	11,700	108,661
Sun Communities, Inc.	10,321	1,549,182
Sunstone Hotel Investors, Inc.	25,356	352,956
Suntec Real Estate Investment Trust	402,664	551,093
Tanger Factory Outlet Centers, Inc. (b)	10,150	149,510
Target Healthcare REIT plc	52,061	79,958
Taubman Centers, Inc.	6,600	205,194
Terreno Realty Corp.	7,450	403,343
Tokyu REIT, Inc.	100	189,696
Triple Point Social Housing REIT plc (144A)	36,203	43,569
Tritax Big Box REIT plc	194,335	383,564
UDR, Inc.	46,384	2,166,133
Unibail-Rodamco-Westfield	26,583	4,199,945
Unibail-Rodamco-Westfield	732	115,486
UNITE Group plc (The)	32,600	545,174
United Urban Investment Corp.	594	1,114,608
Universal Health Realty Income Trust	1,476	173,223
Urban Edge Properties	13,000	249,340
Urstadt Biddle Properties, Inc. - Class A	3,300	81,972
Vastned Retail NV	1,957	58,830
Ventas, Inc.	59,422	3,431,026
VEREIT, Inc.	121,415	1,121,875
VICI Properties, Inc.	52,462	1,340,404
Vicinity Centres	632,430	1,107,131
Vornado Realty Trust	26,895	1,788,517
Warehouses De Pauw SCA	2,067	376,473
Washington Prime Group, Inc. (b)	21,081	76,735
Washington Real Estate Investment Trust	9,044	263,904
Weingarten Realty Investors	13,708	428,238
Welltower, Inc.	64,696	5,290,839
Wereldhave Belgium NV	250	24,170
Wereldhave NV	4,600	103,934
Weyerhaeuser Co.	34,292	1,035,618
Workspace Group plc	15,150	240,076
WP Carey, Inc.	19,401	1,552,856
Xenia Hotels & Resorts, Inc.	12,800	276,608
Xior Student Housing NV	1,733	98,260

		211,064,693

Food & Staples Retailing—0.8%
Aeon Co., Ltd.	56,576	1,165,537
Carrefour S.A.	52,380	879,886
Casino Guichard Perrachon S.A.	4,690	219,859
Coles Group, Ltd.	98,093	1,024,509
Colruyt S.A.	4,778	249,401
Costco Wholesale Corp.	20,295	5,965,106
Dairy Farm International Holdings, Ltd.	28,500	162,564
FamilyMart Co., Ltd.	21,925	525,133
ICA Gruppen AB	7,866	367,355
J Sainsbury plc	153,103	469,340
Jeronimo Martins SGPS S.A.	21,619	356,066

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Koninklijke Ahold Delhaize NV	102,410	$2,566,586
Kroger Co. (The)	36,760	1,065,672
Lawson, Inc.	4,345	246,069
METRO AG	15,578	251,105
Seven & i Holdings Co., Ltd.	65,187	2,385,111
Sundrug Co., Ltd.	6,195	223,886
Sysco Corp.	23,645	2,022,593
Tesco plc	847,281	2,870,179
Tsuruha Holdings, Inc.	3,227	414,016
Walgreens Boots Alliance, Inc.	34,995	2,063,305
Walmart, Inc. (e)	65,574	7,792,814
Welcia Holdings Co., Ltd.	4,135	263,391
WM Morrison Supermarkets plc	207,644	552,782
Woolworths Group, Ltd.	108,895	2,770,790

		36,873,055

Food Products—1.3%
a2 Milk Co., Ltd. (a)	63,603	643,790
Ajinomoto Co., Inc.	38,008	631,919
Archer-Daniels-Midland Co.	25,655	1,189,109
Associated British Foods plc	30,821	1,067,730
Barry Callebaut AG	262	579,204
Calbee, Inc.	6,963	226,457
Campbell Soup Co.	7,690	380,040
Chocoladefabriken Lindt & Spruengli AG	9	795,144
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	93	721,952
Conagra Brands, Inc.	22,440	768,346
Danone S.A.	53,422	4,434,220
General Mills, Inc.	27,760	1,486,826
Hershey Co. (The)	6,865	1,009,018
Hormel Foods Corp.	12,710	573,348
J.M. Smucker Co. (The)	5,285	550,327
Kellogg Co.	11,455	792,228
Kerry Group plc - Class A	13,741	1,710,770
Kikkoman Corp.	12,581	615,476
Kraft Heinz Co. (The)	28,623	919,657
Lamb Weston Holdings, Inc.	6,648	571,927
McCormick & Co., Inc.	5,670	962,369
MEIJI Holdings Co., Ltd.	9,907	669,109
Mondelez International, Inc. - Class A	66,460	3,660,617
Mowi ASA	38,027	989,032
Nestle S.A.	257,468	27,893,193
NH Foods, Ltd.	7,126	295,169
Nisshin Seifun Group, Inc.	17,195	299,693
Nissin Foods Holdings Co., Ltd.	5,510	408,999
Orkla ASA	64,895	657,706
Toyo Suisan Kaisha, Ltd.	7,737	329,072
Tyson Foods, Inc. - Class A	13,550	1,233,592
Vitasoy International Holdings, Ltd. (b)	63,600	230,675
WH Group, Ltd. (144A)	827,245	857,146
Wilmar International, Ltd.	166,196	509,718
Yakult Honsha Co., Ltd.	10,359	570,212
Yamazaki Baking Co., Ltd.	10,519	187,952

		59,421,742

Gas Utilities—0.2%
APA Group	102,078	797,215
Atmos Energy Corp.	5,465	611,315
Enagas S.A.	19,621	501,242
Hong Kong & China Gas Co., Ltd.	878,559	1,716,596
Naturgy Energy Group S.A.	25,507	642,116
Osaka Gas Co., Ltd.	32,444	619,908
Snam S.p.A.	176,222	928,525
Toho Gas Co., Ltd.	6,422	261,482
Tokyo Gas Co., Ltd.	32,536	789,368

		6,867,767

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	81,470	7,076,484
ABIOMED, Inc. (a)	2,072	353,462
Alcon, Inc. (a)	35,938	2,035,877
Align Technology, Inc. (a)	3,399	948,457
Asahi Intecc Co., Ltd.	16,889	497,272
Baxter International, Inc.	23,500	1,965,070
Becton Dickinson & Co.	12,457	3,387,930
BioMerieux	3,620	322,473
Boston Scientific Corp. (a)	64,180	2,902,220
Carl Zeiss Meditec AG	3,489	444,986
Cochlear, Ltd.	5,001	790,540
Coloplast A/S - Class B	10,278	1,277,791
Cooper Cos., Inc. (The)	2,276	731,256
Danaher Corp.	29,660	4,552,217
Demant A/S (a)	9,550	300,940
DENTSPLY SIRONA, Inc.	10,307	583,273
Edwards Lifesciences Corp. (a)	9,660	2,253,581
Fisher & Paykel Healthcare Corp., Ltd.	49,657	745,156
Hologic, Inc. (a)	12,263	640,251
Hoya Corp.	33,000	3,150,844
IDEXX Laboratories, Inc. (a)	3,991	1,042,170
Intuitive Surgical, Inc. (a)	5,360	3,168,564
Koninklijke Philips NV	78,320	3,829,000
Medtronic plc	61,879	7,020,173
Olympus Corp.	100,813	1,552,436
ResMed, Inc.	6,583	1,020,168
Siemens Healthineers AG (144A)	12,977	623,144
Smith & Nephew plc	75,665	1,827,806
Sonova Holding AG	4,805	1,099,316
STERIS plc	3,936	599,925
Straumann Holding AG	893	876,521
Stryker Corp.	14,770	3,100,814
Sysmex Corp.	14,478	984,090
Teleflex, Inc.	2,145	807,464
Terumo Corp.	55,853	1,973,262
Varian Medical Systems, Inc. (a)	4,225	599,992
Zimmer Biomet Holdings, Inc.	9,435	1,412,231

		66,497,156

Health Care Providers & Services—1.0%
Alfresa Holdings Corp.	16,313	333,057
AmerisourceBergen Corp.	6,985	593,865
Anthem, Inc.	11,780	3,557,913
Cardinal Health, Inc.	13,730	694,463

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Centene Corp. (a)	19,018	$1,195,662
Chartwell Retirement Residences	24,350	260,648
Cigna Corp. (a)	17,446	3,567,532
CVS Health Corp.	59,899	4,449,897
DaVita, Inc. (a)	4,130	309,874
Fresenius Medical Care AG & Co. KGaA	18,450	1,368,398
Fresenius SE & Co. KGaA	36,149	2,040,471
HCA Healthcare, Inc.	12,269	1,813,481
Henry Schein, Inc. (a) (b)	6,806	454,096
Humana, Inc.	6,300	2,309,076
Laboratory Corp. of America Holdings (a)	4,525	765,494
McKesson Corp.	8,555	1,183,328
Medipal Holdings Corp.	15,914	351,047
NMC Health plc	8,180	192,028
Quest Diagnostics, Inc.	6,205	662,632
Ramsay Health Care, Ltd.	13,987	713,645
Ryman Healthcare, Ltd.	34,605	381,074
Sonic Healthcare, Ltd.	38,964	787,766
Suzuken Co., Ltd.	6,304	256,531
UnitedHealth Group, Inc.	43,700	12,846,926
Universal Health Services, Inc. - Class B	3,700	530,802
WellCare Health Plans, Inc. (a)	2,355	777,645

		42,397,351

Health Care Technology—0.1%
Cerner Corp.	14,660	1,075,898
M3, Inc.	38,154	1,152,164

		2,228,062

Hotels, Restaurants & Leisure—1.0%
Accor S.A.	15,186	712,883
Aristocrat Leisure, Ltd.	49,719	1,179,163
Carnival Corp.	18,420	936,289
Carnival plc	13,848	661,274
Chipotle Mexican Grill, Inc. (a)	1,215	1,017,089
Compass Group plc	137,246	3,438,130
Crown Resorts, Ltd.	32,221	271,988
Darden Restaurants, Inc.	5,675	618,632
Flight Centre Travel Group, Ltd.	4,875	150,797
Flutter Entertainment plc	6,771	826,875
Galaxy Entertainment Group, Ltd.	187,416	1,381,407
Genting Singapore, Ltd.	523,155	358,158
GVC Holdings plc	50,344	590,413
Hilton Worldwide Holdings, Inc.	13,208	1,464,899
InterContinental Hotels Group plc	14,961	1,030,575
Las Vegas Sands Corp.	15,542	1,073,020
Marriott International, Inc. - Class A	12,607	1,909,078
McDonald’s Corp.	35,040	6,924,254
McDonald’s Holdings Co. Japan, Ltd. (b)	5,731	276,184
Melco Resorts & Entertainment, Ltd. (ADR)	18,182	439,459
MGM Resorts International	24,004	798,613
Norwegian Cruise Line Holdings, Ltd. (a)	9,927	579,836
Oriental Land Co., Ltd.	17,306	2,361,948
Pandox AB	10,036	227,303
Royal Caribbean Cruises, Ltd. (b)	7,914	1,056,598
Sands China, Ltd.	209,889	1,125,547

Hotels, Restaurants & Leisure—(Continued)
SJM Holdings, Ltd.	167,456	191,151
Sodexo S.A.	7,655	907,919
Starbucks Corp.	55,186	4,851,953
Tabcorp Holdings, Ltd.	174,698	556,191
TUI AG	38,143	482,244
Whitbread plc	11,567	744,368
Wynn Macau, Ltd.	134,883	333,652
Wynn Resorts, Ltd.	4,450	617,972
Yum! Brands, Inc.	14,040	1,414,249

		41,510,111

Household Durables—0.5%
Barratt Developments plc	88,081	873,068
Berkeley Group Holdings plc	10,330	669,856
Casio Computer Co., Ltd.	16,807	337,734
D.R. Horton, Inc.	15,450	814,987
Electrolux AB - Series B	19,513	478,897
Garmin, Ltd.	6,670	650,725
Husqvarna AB - B Shares	36,153	289,493
Iida Group Holdings Co., Ltd.	12,736	222,932
Leggett & Platt, Inc.	5,980	303,963
Lennar Corp. - Class A	13,095	730,570
Mohawk Industries, Inc. (a)	2,760	376,409
Newell Brands, Inc.	17,495	336,254
Nikon Corp.	27,476	335,843
NVR, Inc. (a)	170	647,430
Panasonic Corp.	191,002	1,791,469
Persimmon plc	27,558	992,752
PulteGroup, Inc.	11,880	460,944
Rinnai Corp.	2,914	227,566
SEB S.A.	1,972	293,299
Sekisui Chemical Co., Ltd.	31,333	542,367
Sekisui House, Ltd.	53,779	1,148,509
Sharp Corp.	18,424	281,534
Sony Corp.	110,025	7,489,049
Taylor Wimpey plc	283,753	734,348
Whirlpool Corp.	2,930	432,263

		21,462,261

Household Products—0.7%
Church & Dwight Co., Inc.	11,302	794,983
Clorox Co. (The)	5,815	892,835
Colgate-Palmolive Co.	39,550	2,722,622
Essity AB - Class B	52,470	1,691,533
Henkel AG & Co. KGaA	8,991	846,608
Kimberly-Clark Corp.	15,835	2,178,104
Lion Corp.	19,467	379,963
Pigeon Corp.	10,003	368,827
Procter & Gamble Co. (The) (e)	115,406	14,414,210
Reckitt Benckiser Group plc	61,367	4,983,368
Unicharm Corp.	34,912	1,179,242

		30,452,295

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	30,585	608,641
Electric Power Development Co., Ltd.	12,615	306,558

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—(Continued)
Meridian Energy, Ltd.	110,868	$373,351
NRG Energy, Inc.	11,605	461,299
Uniper SE	17,414	576,366

		2,326,215

Industrial Conglomerates—0.8%
3M Co.	26,545	4,683,069
CK Hutchison Holdings, Ltd.	233,534	2,231,498
DCC plc	8,509	740,669
General Electric Co. (e)	402,572	4,492,703
Honeywell International, Inc.	33,160	5,869,320
Jardine Matheson Holdings, Ltd.	19,164	1,065,622
Jardine Strategic Holdings, Ltd.	19,173	587,856
Keihan Holdings Co., Ltd.	8,350	406,444
Keppel Corp., Ltd.	125,854	634,091
NWS Holdings, Ltd.	131,800	184,997
Roper Technologies, Inc. (b)	4,790	1,696,762
Sembcorp Industries, Ltd.	83,100	141,715
Siemens AG	66,184	8,651,566
Smiths Group plc	34,273	766,252
Toshiba Corp.	42,827	1,450,909

		33,603,473

Insurance—2.3%
Admiral Group plc	16,361	501,047
Aegon NV	154,108	705,409
Aflac, Inc.	34,070	1,802,303
Ageas	15,446	913,771
AIA Group, Ltd.	1,045,843	11,003,999
Allianz SE	36,722	9,004,630
Allstate Corp. (The)	15,165	1,705,304
American International Group, Inc.	40,071	2,056,844
Aon plc	10,880	2,266,195
Arthur J. Gallagher & Co.	8,542	813,455
Assicurazioni Generali S.p.A.	95,066	1,962,463
Assurant, Inc.	2,805	367,679
Aviva plc	338,870	1,890,410
AXA S.A.	167,160	4,716,006
Baloise Holding AG	4,222	763,065
Chubb, Ltd.	21,067	3,279,289
Cincinnati Financial Corp.	7,010	737,102
CNP Assurances	14,744	293,758
Dai-ichi Life Holdings, Inc.	93,314	1,536,784
Direct Line Insurance Group plc	117,708	490,448
Everest Re Group, Ltd.	1,928	533,748
Gjensidige Forsikring ASA	17,169	360,769
Globe Life, Inc.	4,655	489,939
Hannover Rueck SE	5,217	1,008,651
Hartford Financial Services Group, Inc. (The)	16,640	1,011,213
Insurance Australia Group, Ltd.	199,939	1,077,139
Japan Post Holdings Co., Ltd.	136,260	1,279,748
Japan Post Insurance Co., Ltd.	19,469	333,252
Legal & General Group plc	516,021	2,078,929
Lincoln National Corp.	9,140	539,351
Loews Corp.	11,940	626,731
Mapfre S.A. (b)	93,249	248,052

Insurance—(Continued)
Marsh & McLennan Cos., Inc.	23,350	2,601,423
Medibank Private, Ltd.	238,261	528,677
MetLife, Inc. (f)	36,675	1,869,325
MS&AD Insurance Group Holdings, Inc.	41,063	1,352,047
Muenchener Rueckversicherungs-Gesellschaft AG	12,486	3,683,551
NN Group NV	26,475	1,006,714
Poste Italiane S.p.A. (144A)	45,199	512,992
Principal Financial Group, Inc.	11,875	653,125
Progressive Corp. (The)	26,905	1,947,653
Prudential Financial, Inc.	18,530	1,737,002
Prudential plc	224,921	4,327,803
QBE Insurance Group, Ltd.	113,138	1,025,400
RSA Insurance Group plc	89,241	673,632
Sampo Oyj - A Shares	38,354	1,673,408
SCOR SE	13,718	576,329
Sompo Holdings, Inc.	29,069	1,139,048
Sony Financial Holdings, Inc.	13,263	317,470
Suncorp Group, Ltd.	109,081	993,866
Swiss Life Holding AG	2,907	1,458,445
Swiss Re AG	25,493	2,865,263
T&D Holdings, Inc.	48,167	607,945
Tokio Marine Holdings, Inc.	55,283	3,086,772
Travelers Cos., Inc. (The)	11,980	1,640,661
Tryg A/S	10,380	307,698
Unum Group	9,595	279,790
W.R. Berkley Corp.	6,668	460,759
Willis Towers Watson plc	5,967	1,204,976
Zurich Insurance Group AG	12,944	5,308,854

		100,238,111

Interactive Media & Services—1.5%
Alphabet, Inc. - Class A (a) (e)	13,890	18,604,127
Alphabet, Inc. - Class C (a) (e)	14,016	18,739,672
Auto Trader Group plc	80,144	633,382
Facebook, Inc. - Class A (a)	110,996	22,781,929
Kakaku.com, Inc.	11,781	302,854
LINE Corp. (a)	5,254	258,414
REA Group, Ltd.	4,606	335,800
Twitter, Inc. (a)	35,576	1,140,211
Z Holdings Corp.	229,390	961,076

		63,757,465

Internet & Direct Marketing Retail—1.1%
Amazon.com, Inc. (a)	19,186	35,452,658
Booking Holdings, Inc. (a)	1,995	4,097,191
Delivery Hero AG (144A) (a)	9,799	775,578
eBay, Inc.	36,275	1,309,890
Expedia Group, Inc.	6,435	695,881
Mercari, Inc. (a)	6,591	135,336
Ocado Group plc (a)	39,757	675,042
Prosus NV (a)	42,167	3,155,242
Rakuten, Inc. (a)	74,467	638,706
Zalando SE (144A) (a)	11,977	606,877
ZOZO, Inc.	9,437	180,544

		47,722,945

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.9%
Accenture plc - Class A	29,395	$6,189,705
Adyen NV (144A) (a)	898	738,922
Akamai Technologies, Inc. (a)	7,560	653,033
Alliance Data Systems Corp.	1,900	213,180
Amadeus IT Group S.A.	37,311	3,057,145
Atos SE	8,503	710,951
Automatic Data Processing, Inc.	19,995	3,409,147
Broadridge Financial Solutions, Inc.	5,258	649,573
Capgemini SE	13,750	1,684,339
Cognizant Technology Solutions Corp. - Class A	25,450	1,578,409
Computershare, Ltd.	42,276	498,324
DXC Technology Co.	12,028	452,133
Fidelity National Information Services, Inc.	28,317	3,938,612
Fiserv, Inc. (a)	26,342	3,045,925
FleetCor Technologies, Inc. (a)	4,023	1,157,498
Fujitsu, Ltd.	17,014	1,605,491
Gartner, Inc. (a)	4,209	648,607
Global Payments, Inc.	13,813	2,521,701
GMO Payment Gateway, Inc.	3,574	245,878
International Business Machines Corp. (e)	40,894	5,481,432
Itochu Techno-Solutions Corp.	8,399	237,116
Jack Henry & Associates, Inc.	3,536	515,089
Leidos Holdings, Inc.	6,187	605,645
MasterCard, Inc. - Class A	41,200	12,301,908
NEC Corp.	21,408	889,532
Nomura Research Institute, Ltd.	29,377	632,068
NTT Data Corp.	54,601	729,911
Obic Co., Ltd.	5,601	756,597
Otsuka Corp.	9,082	362,731
Paychex, Inc.	14,765	1,255,911
PayPal Holdings, Inc. (a)	54,275	5,870,927
VeriSign, Inc. (a)	4,785	921,974
Visa, Inc. - Class A (b)	79,710	14,977,509
Western Union Co. (The)	19,520	522,746
Wirecard AG	10,156	1,227,086
Wix.com, Ltd. (a)	4,099	501,636
Worldline S.A. (144A) (a)	8,691	616,823

		81,405,214

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,286	1,048,919
Hasbro, Inc.	5,745	606,729
Sankyo Co., Ltd.	3,913	129,697
Sega Sammy Holdings, Inc.	14,977	218,143
Shimano, Inc.	6,418	1,042,027
Yamaha Corp.	12,430	685,189

		3,730,704

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	14,235	1,214,388
Eurofins Scientific SE	1,000	555,339
Illumina, Inc. (a)	6,819	2,262,135
IQVIA Holdings, Inc. (a)	8,421	1,301,129
Lonza Group AG (a)	6,443	2,349,858
Mettler-Toledo International, Inc. (a)	1,189	943,210
PerkinElmer, Inc.	5,090	494,239

Life Sciences Tools & Services—(Continued)
QIAGEN NV (a)	19,636	671,266
Sartorius Stedim Biotech	2,408	399,265
Thermo Fisher Scientific, Inc.	18,530	6,019,841
Waters Corp. (a)	3,090	721,979

		16,932,649

Machinery—1.3%
Alfa Laval AB	27,217	685,677
Alstom S.A.	16,495	781,419
Amada Holdings Co., Ltd.	28,322	321,648
Andritz AG	6,291	270,846
Atlas Copco AB - A Shares	58,096	2,315,856
Atlas Copco AB - B Shares	33,760	1,171,314
Caterpillar, Inc.	25,985	3,837,465
CNH Industrial NV	87,650	962,167
Cummins, Inc.	7,295	1,305,513
Daifuku Co., Ltd.	8,763	529,904
Deere & Co.	14,515	2,514,869
Dover Corp.	6,700	772,242
Epiroc AB - Class A	57,014	696,773
Epiroc AB - Class B	33,738	400,441
FANUC Corp.	16,770	3,097,221
Flowserve Corp.	5,980	297,625
Fortive Corp.	13,530	1,033,557
GEA Group AG	13,293	439,514
Hino Motors, Ltd.	24,593	259,854
Hitachi Construction Machinery Co., Ltd.	9,315	277,136
Hoshizaki Corp.	4,717	420,004
IDEX Corp.	3,521	605,612
IHI Corp.	12,651	296,500
Illinois Tool Works, Inc.	13,600	2,442,968
Ingersoll-Rand plc	11,165	1,484,052
JTEKT Corp.	17,819	210,174
Kawasaki Heavy Industries, Ltd.	12,231	267,406
KION Group AG	5,637	389,224
Knorr-Bremse AG	4,193	426,793
Komatsu, Ltd.	79,908	1,915,824
Kone Oyj - Class B	29,406	1,922,456
Kubota Corp.	90,639	1,419,935
Kurita Water Industries, Ltd.	8,567	253,818
Makita Corp.	19,381	670,952
Metso Oyj	9,183	362,543
Minebea Mitsumi, Inc.	31,406	648,111
MISUMI Group, Inc.	24,552	607,138
Mitsubishi Heavy Industries, Ltd.	27,728	1,072,386
Nabtesco Corp.	9,729	287,081
NGK Insulators, Ltd.	22,671	393,276
NSK, Ltd.	31,000	292,371
PACCAR, Inc.	15,895	1,257,294
Parker-Hannifin Corp.	5,935	1,221,542
Pentair plc	7,673	351,961
Sandvik AB	97,670	1,908,926
Schindler Holding AG	1,748	428,261
Schindler Holding AG (Participation Certificate)	3,523	896,371
SKF AB - B Shares	32,906	666,674
SMC Corp.	4,955	2,264,972

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Snap-on, Inc.	2,510	$425,194
Spirax-Sarco Engineering plc	6,369	754,183
Stanley Black & Decker, Inc.	7,040	1,166,810
Sumitomo Heavy Industries, Ltd.	9,513	269,665
Techtronic Industries Co., Ltd.	118,713	971,405
THK Co., Ltd.	10,423	279,758
Volvo AB - B Shares	128,557	2,157,378
Wartsila Oyj Abp	37,991	419,514
Weir Group plc (The)	22,495	450,125
Westinghouse Air Brake Technologies Corp. (b)	8,377	651,731
Xylem, Inc.	8,240	649,230
Yangzijiang Shipbuilding Holdings, Ltd.	201,590	168,426
Yaskawa Electric Corp.	20,766	783,594

		56,502,679

Marine—0.1%
AP Moller - Maersk A/S - Class A	328	444,716
AP Moller - Maersk A/S - Class B	566	816,710
Kuehne & Nagel International AG	4,672	787,545
Mitsui OSK Lines, Ltd.	9,918	272,362
Nippon Yusen KK	13,241	238,560

		2,559,893

Media—0.6%
Altice Europe NV - Class A (a)	58,376	377,243
Charter Communications, Inc. - Class A (a)	7,457	3,617,242
Comcast Corp. - Class A	209,204	9,407,904
CyberAgent, Inc.	8,828	307,345
Dentsu, Inc.	18,714	644,385
Discovery, Inc. - Class A (a) (b)	7,250	237,365
Discovery, Inc. - Class C (a)	15,965	486,773
DISH Network Corp. - Class A (a)	11,589	411,062
Eutelsat Communications S.A.	15,038	244,608
Fox Corp. - Class A	16,319	604,945
Fox Corp. - Class B (a)	7,441	270,852
Hakuhodo DY Holdings, Inc.	20,044	322,380
Informa plc	108,298	1,231,061
Interpublic Group of Cos., Inc. (The)	17,825	411,757
ITV plc	313,431	629,109
JCDecaux S.A.	7,365	227,295
News Corp. - Class A (b)	17,721	250,575
News Corp. - Class B	5,556	80,618
Omnicom Group, Inc. (b)	9,985	808,985
Pearson plc	67,655	572,297
Publicis Groupe S.A.	18,716	847,435
Schibsted ASA - B Shares	8,498	243,839
SES S.A.	31,549	443,583
Singapore Press Holdings, Ltd.	139,895	226,828
Telenet Group Holding NV	4,028	181,437
ViacomCBS, Inc. - Class B	24,868	1,043,710
WPP plc	109,174	1,536,456

		25,667,089

Metals & Mining—0.9%
Alumina, Ltd.	211,776	342,034
Anglo American plc	89,714	2,589,312

Metals & Mining—(Continued)
Antofagasta plc	34,116	415,677
ArcelorMittal S.A.	57,466	1,015,099
BHP Group plc	182,725	4,315,952
BHP Group, Ltd.	254,859	6,980,693
BlueScope Steel, Ltd.	44,471	471,204
Boliden AB	23,663	629,404
Evraz plc	43,245	232,106
Fortescue Metals Group, Ltd.	119,869	903,462
Freeport-McMoRan, Inc.	66,900	877,728
Glencore plc (a)	938,061	2,933,246
Hitachi Metals, Ltd.	18,553	272,567
JFE Holdings, Inc.	42,526	544,780
Maruichi Steel Tube, Ltd.	4,939	138,535
Mitsubishi Materials Corp.	9,753	264,451
Newcrest Mining, Ltd.	66,484	1,407,368
Newmont Goldcorp Corp.	37,791	1,642,019
Nippon Steel Corp.	69,884	1,051,411
Norsk Hydro ASA	115,126	429,796
Nucor Corp.	13,940	784,543
Rio Tinto plc	97,762	5,808,722
Rio Tinto, Ltd.	32,116	2,271,306
South32, Ltd.	429,643	817,968
Sumitomo Metal Mining Co., Ltd.	20,128	649,197
ThyssenKrupp AG	35,020	472,876
Voestalpine AG	10,125	282,135

		38,543,591

Multi-Utilities—0.6%
AGL Energy, Ltd.	56,738	818,983
Ameren Corp.	11,260	864,768
CenterPoint Energy, Inc.	23,100	629,937
Centrica plc	503,370	599,926
CMS Energy Corp.	13,055	820,376
Consolidated Edison, Inc.	15,245	1,379,215
Dominion Energy, Inc.	37,901	3,138,961
DTE Energy Co.	8,430	1,094,804
E.ON SE	194,235	2,077,321
Engie S.A.	158,016	2,553,537
National Grid plc	301,111	3,784,042
NiSource, Inc.	17,150	477,456
Public Service Enterprise Group, Inc.	23,270	1,374,093
RWE AG	50,525	1,552,344
Sempra Energy	12,620	1,911,678
Suez	29,600	447,980
Veolia Environnement S.A.	46,505	1,238,756
WEC Energy Group, Inc.	14,529	1,340,010

		26,104,187

Multiline Retail—0.3%
Dollar General Corp.	11,830	1,845,243
Dollar Tree, Inc. (a)	10,913	1,026,368
Harvey Norman Holdings, Ltd.	48,630	139,154
Isetan Mitsukoshi Holdings, Ltd.	29,105	261,706
J Front Retailing Co., Ltd.	19,896	277,513
Kohl’s Corp.	7,325	373,209
Macy’s, Inc. (b)	14,210	241,570

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—(Continued)
Marks & Spencer Group plc	168,708	$478,438
Marui Group Co., Ltd.	16,516	402,029
Next plc	11,527	1,073,285
Nordstrom, Inc.	4,890	200,148
Pan Pacific International Holdings Corp.	38,352	636,563
Ryohin Keikaku Co., Ltd.	20,682	482,391
Target Corp.	23,590	3,024,474
Wesfarmers, Ltd.	98,094	2,857,859

		13,319,950

Oil, Gas & Consumable Fuels—2.5%
Aker BP ASA	9,309	305,410
Apache Corp.	17,295	442,579
BP plc	1,762,440	11,063,446
Cabot Oil & Gas Corp.	19,290	335,839
Caltex Australia, Ltd.	21,641	516,940
Chevron Corp. (e)	87,600	10,556,676
Cimarex Energy Co.	4,615	242,241
Concho Resources, Inc.	9,205	806,082
ConocoPhillips	51,120	3,324,334
Devon Energy Corp.	18,620	483,561
Diamondback Energy, Inc.	7,450	691,807
Eni S.p.A.	220,087	3,419,893
EOG Resources, Inc.	26,690	2,235,554
Equinor ASA	86,653	1,732,930
Exxon Mobil Corp. (e)	195,148	13,617,427
Galp Energia SGPS S.A. (b)	43,366	725,312
Hess Corp.	11,870	793,035
HollyFrontier Corp.	6,967	353,297
Idemitsu Kosan Co., Ltd.	16,979	472,369
Inpex Corp.	88,558	923,788
JXTG Holdings, Inc.	273,712	1,251,573
Kinder Morgan, Inc.	89,730	1,899,584
Koninklijke Vopak NV	6,066	329,317
Lundin Petroleum AB	16,027	544,680
Marathon Oil Corp.	37,080	503,546
Marathon Petroleum Corp.	30,277	1,824,189
Neste Oyj	36,602	1,273,605
Noble Energy, Inc.	22,000	546,480
Occidental Petroleum Corp.	41,255	1,700,119
Oil Search, Ltd.	118,721	605,637
OMV AG	12,742	715,811
ONEOK, Inc.	18,967	1,435,233
Origin Energy, Ltd.	152,370	905,716
Phillips 66	20,640	2,299,502
Pioneer Natural Resources Co.	7,665	1,160,251
Repsol S.A.	124,393	1,951,398
Royal Dutch Shell plc - A Shares	370,163	11,002,909
Royal Dutch Shell plc - B Shares	323,200	9,630,577
Santos, Ltd.	153,174	881,587
Total S.A.	207,640	11,474,654
Valero Energy Corp.	19,115	1,790,120
Washington H Soul Pattinson & Co., Ltd.	10,247	155,035
Williams Cos., Inc. (The)	55,881	1,325,497
Woodside Petroleum, Ltd.	80,991	1,958,639

		110,208,179

Paper & Forest Products—0.1%
Mondi plc	42,007	991,641
OJI Holdings Corp.	74,595	402,595
Stora Enso Oyj - R Shares	50,329	731,378
UPM-Kymmene Oyj	46,176	1,600,343

		3,725,957

Personal Products—0.7%
Beiersdorf AG	8,721	1,043,540
Coty, Inc. - Class A	13,519	152,089
Estee Lauder Cos., Inc. (The) - Class A	10,220	2,110,839
Kao Corp.	41,700	3,439,332
Kobayashi Pharmaceutical Co., Ltd.	4,291	363,364
Kose Corp.	2,885	421,659
L’Oreal S.A.	21,862	6,492,444
Pola Orbis Holdings, Inc.	7,919	189,180
Shiseido Co., Ltd.	34,606	2,474,480
Unilever NV	126,960	7,304,785
Unilever plc	96,018	5,496,959

		29,488,671

Pharmaceuticals—3.8%
Allergan plc	15,108	2,888,196
Astellas Pharma, Inc.	163,411	2,791,372
AstraZeneca plc	113,498	11,355,317
Bayer AG	80,680	6,594,782
Bristol-Myers Squibb Co.	108,075	6,937,334
Chugai Pharmaceutical Co., Ltd.	19,369	1,783,963
Daiichi Sankyo Co., Ltd.	49,072	3,240,365
Eisai Co., Ltd.	21,809	1,624,373
Eli Lilly & Co.	39,210	5,153,370
GlaxoSmithKline plc	431,583	10,153,334
H Lundbeck A/S	6,017	230,646
Hisamitsu Pharmaceutical Co., Inc.	4,586	223,093
Ipsen S.A.	3,276	290,271
Johnson & Johnson (e)	121,720	17,755,296
Kyowa Kirin Co., Ltd.	21,041	494,381
Merck & Co., Inc. (e)	118,035	10,735,283
Merck KGaA	11,182	1,323,239
Mitsubishi Tanabe Pharma Corp.	19,496	359,556
Mylan NV (a)	23,785	478,079
Nippon Shinyaku Co., Ltd.	3,951	343,583
Novartis AG	185,857	17,608,532
Novo Nordisk A/S - Class B	153,082	8,878,706
Ono Pharmaceutical Co., Ltd.	32,905	751,419
Orion Oyj - Class B	9,071	419,833
Otsuka Holdings Co., Ltd.	33,783	1,502,405
Perrigo Co. plc	6,253	323,030
Pfizer, Inc.	255,066	9,993,486
Recordati S.p.A.	9,087	383,136
Roche Holding AG	60,782	19,709,053
Sanofi	97,491	9,791,721
Santen Pharmaceutical Co., Ltd.	31,108	593,134
Shionogi & Co., Ltd.	23,296	1,439,301
Sumitomo Dainippon Pharma Co., Ltd.	13,697	267,226
Taisho Pharmaceutical Holdings Co., Ltd.	2,947	217,750
Takeda Pharmaceutical Co., Ltd.	129,559	5,132,850

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Industries, Ltd. (ADR) (a) (b)	94,569	$926,776
UCB S.A.	10,938	870,352
Vifor Pharma AG	3,937	719,172
Zoetis, Inc.	22,040	2,916,994

		167,200,709

Professional Services—0.5%
Adecco Group AG	13,425	848,730
Bureau Veritas S.A.	25,415	664,115
Equifax, Inc.	5,615	786,774
Experian plc	78,823	2,666,000
IHS Markit, Ltd. (a)	18,460	1,390,961
Intertek Group plc	13,963	1,083,706
Nielsen Holdings plc	16,333	331,560
Persol Holdings Co., Ltd.	15,247	286,585
Randstad NV	10,308	631,239
Recruit Holdings Co., Ltd.	117,381	4,417,086
RELX plc	168,229	4,243,942
Robert Half International, Inc.	5,420	342,273
Seek, Ltd.	28,931	459,065
SGS S.A.	460	1,259,228
Teleperformance SE	5,069	1,238,531
Verisk Analytics, Inc.	7,501	1,120,199
Wolters Kluwer NV	24,200	1,768,855

		23,538,849

Real Estate Management & Development—1.4%
ADO Properties S.A. (144A)	3,298	118,884
Aeon Mall Co., Ltd.	22,138	392,454
Allreal Holding AG (a)	1,632	324,381
Aroundtown S.A.	180,400	1,615,516
Atrium Ljungberg AB - B Shares	5,250	126,415
Azrieli Group, Ltd.	7,823	572,277
CA Immobilien Anlagen AG	7,832	329,090
Capital & Counties Properties plc	83,653	291,398
CapitaLand, Ltd.	506,407	1,412,434
Castellum AB	30,670	720,664
Catena AB	2,900	128,069
CBRE Group, Inc. - Class A (a)	15,515	950,914
City Developments, Ltd.	92,246	752,268
Citycon Oyj	8,710	91,483
CK Asset Holdings, Ltd.	529,910	3,840,440
Daito Trust Construction Co., Ltd.	6,216	769,857
Daiwa House Industry Co., Ltd.	48,994	1,517,909
Deutsche Euroshop AG	5,800	171,897
Deutsche Wohnen SE	71,800	2,934,214
Dios Fastigheter AB	9,572	87,722
Entra ASA (144A)	19,068	315,141
Fabege AB	30,050	499,771
Fastighets AB Balder - B Shares (a)	11,050	511,306
Grainger plc	68,443	284,151
Grand City Properties S.A.	12,500	299,796
Hang Lung Properties, Ltd.	405,808	887,154
Helical plc	11,304	71,166
Hemfosa Fastigheter AB	18,324	237,053
Henderson Land Development Co., Ltd.	125,655	617,063

Real Estate Management & Development—(Continued)
Hiag Immobilien Holding AG	300	33,478
Hongkong Land Holdings, Ltd.	232,944	1,340,541
Hufvudstaden AB - A Shares	12,450	246,136
Hulic Co., Ltd.	67,244	809,434
Hysan Development Co., Ltd.	70,089	275,772
Kennedy-Wilson Holdings, Inc.	13,827	308,342
Kerry Properties, Ltd.	55,300	176,229
Klovern AB - B Shares (b)	57,351	140,759
Kojamo Oyj	9,905	180,671
Kungsleden AB	21,456	225,455
LEG Immobilien AG	7,900	935,658
Lend Lease Group	48,805	604,021
Mitsubishi Estate Co., Ltd.	234,332	4,479,774
Mitsui Fudosan Co., Ltd.	184,168	4,498,107
Mobimo Holding AG (a)	726	216,387
New World Development Co., Ltd.	1,182,655	1,621,976
Nomura Real Estate Holdings, Inc.	23,746	571,429
Nyfosa AB (a)	18,124	156,753
Phoenix Spree Deutschland, Ltd.	9,627	40,861
PSP Swiss Property AG	4,459	615,797
Samhallsbyggnadsbolaget i Norden AB	53,050	129,931
Sino Land Co., Ltd.	629,532	917,225
Sirius Real Estate, Ltd.	107,002	125,870
Sumitomo Realty & Development Co., Ltd.	73,781	2,573,412
Sun Hung Kai Properties, Ltd.	299,747	4,597,887
Swire Pacific, Ltd. - Class A	42,580	396,837
Swire Properties, Ltd.	221,231	735,151
Swiss Prime Site AG (a)	15,137	1,754,747
TAG Immobilien AG (a)	14,350	356,661
TLG Immobilien AG	10,542	336,451
Tokyo Tatemono Co., Ltd.	22,548	351,780
Tokyu Fudosan Holdings Corp.	52,934	365,497
UOL Group, Ltd.	95,652	592,408
Vonovia SE	106,396	5,727,946
Wallenstam AB - B Shares	18,550	224,283
Wharf Real Estate Investment Co., Ltd.	243,497	1,493,097
Wheelock & Co., Ltd.	70,100	467,470
Wihlborgs Fastigheter AB	15,100	278,134

		59,773,254

Road & Rail—0.6%
Aurizon Holdings, Ltd.	172,175	633,402
Central Japan Railway Co.	12,476	2,507,084
ComfortDelGro Corp., Ltd.	187,404	331,934
CSX Corp.	36,770	2,660,677
East Japan Railway Co.	26,203	2,365,185
Hankyu Hanshin Holdings, Inc.	19,799	846,664
J.B. Hunt Transport Services, Inc.	3,896	454,975
Kansas City Southern	4,690	718,320
Keikyu Corp.	19,186	369,791
Keio Corp.	8,898	537,593
Keisei Electric Railway Co., Ltd.	11,189	433,919
Kintetsu Group Holdings Co., Ltd.	14,846	804,545
Kyushu Railway Co.	13,843	464,100
MTR Corp., Ltd.	133,145	789,250
Nagoya Railroad Co., Ltd.	16,157	501,448

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Nippon Express Co., Ltd.	6,835	$399,912
Norfolk Southern Corp.	12,140	2,356,738
Odakyu Electric Railway Co., Ltd.	25,504	594,832
Old Dominion Freight Line, Inc.	2,969	563,457
Seibu Holdings, Inc.	17,258	284,700
Tobu Railway Co., Ltd.	16,532	600,801
Tokyu Corp.	43,248	799,095
Union Pacific Corp.	32,490	5,873,867
West Japan Railway Co.	14,071	1,215,045

		27,107,334

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc. (a)	50,078	2,296,577
Advantest Corp.	17,266	976,881
Analog Devices, Inc.	17,002	2,020,518
Applied Materials, Inc.	42,560	2,597,862
ASM Pacific Technology, Ltd.	26,387	366,839
ASML Holding NV	36,826	10,967,157
Broadcom, Inc.	18,359	5,801,811
Disco Corp.	2,332	555,090
Infineon Technologies AG	108,164	2,480,404
Intel Corp. (e)	204,270	12,225,559
KLA Corp.	7,370	1,313,113
Lam Research Corp.	6,647	1,943,583
Maxim Integrated Products, Inc.	12,461	766,476
Microchip Technology, Inc. (b)	10,930	1,144,590
Micron Technology, Inc. (a)	50,870	2,735,789
NVIDIA Corp.	28,070	6,604,871
NXP Semiconductors NV	24,117	3,069,129
Qorvo, Inc. (a)	5,423	630,315
QUALCOMM, Inc.	52,668	4,646,898
Renesas Electronics Corp. (a)	66,291	456,473
Rohm Co., Ltd.	8,092	652,231
Skyworks Solutions, Inc.	7,871	951,446
STMicroelectronics NV	59,083	1,594,611
SUMCO Corp.	21,340	357,430
Texas Instruments, Inc.	43,030	5,520,319
Tokyo Electron, Ltd.	13,579	2,984,024
Xilinx, Inc.	11,580	1,132,177

		76,792,173

Software—2.4%
Adobe, Inc. (a)	22,420	7,394,340
ANSYS, Inc. (a)	3,887	1,000,553
Autodesk, Inc. (a)	10,165	1,864,871
AVEVA Group plc	5,589	345,511
Cadence Design Systems, Inc. (a)	12,836	890,305
Check Point Software Technologies, Ltd. (a) (b)	10,537	1,169,186
Citrix Systems, Inc.	5,620	623,258
CyberArk Software, Ltd. (a)	3,266	380,750
Dassault Systemes SE	11,374	1,876,088
Fortinet, Inc. (a)	6,482	692,018
Intuit, Inc.	11,995	3,141,850
Micro Focus International plc	29,332	414,151
Microsoft Corp. (e)	352,287	55,555,660
Nice, Ltd. (a)	5,376	833,397

Software—(Continued)
NortonLifeLock, Inc.	26,200	668,624
Oracle Corp. (e)	101,563	5,380,808
Oracle Corp. Japan	3,319	301,746
Sage Group plc (The)	94,172	935,731
Salesforce.com, Inc. (a)	40,466	6,581,390
SAP SE	85,027	11,459,072
ServiceNow, Inc. (a)	8,684	2,451,667
Synopsys, Inc. (a)	6,972	970,502
Temenos AG (a)	5,653	893,750
Trend Micro, Inc. (a)	10,939	559,784
WiseTech Global, Ltd.	12,388	203,376

		106,588,388

Specialty Retail—0.9%
ABC-Mart, Inc.	2,872	195,774
Industria de Diseno Textil S.A.	94,373	3,342,970
Advance Auto Parts, Inc.	3,270	523,723
AutoZone, Inc. (a)	1,185	1,411,702
Best Buy Co., Inc.	10,695	939,021
CarMax, Inc. (a)	7,650	670,675
Dufry AG (a)	3,500	346,965
Fast Retailing Co., Ltd.	5,048	2,992,142
Gap, Inc. (The)	9,840	173,971
Hennes & Mauritz AB - B Shares	69,503	1,412,841
Hikari Tsushin, Inc.	1,818	456,376
Home Depot, Inc. (The)	50,570	11,043,477
JD Sports Fashion plc	37,889	423,189
Kingfisher plc	182,556	529,424
L Brands, Inc.	10,690	193,703
Lowe’s Cos., Inc.	35,570	4,259,863
Nitori Holdings Co., Ltd.	6,931	1,095,181
O’Reilly Automotive, Inc. (a)	3,565	1,562,397
Ross Stores, Inc.	16,780	1,953,528
Shimamura Co., Ltd.	1,942	148,193
Tiffany & Co.	4,970	664,240
TJX Cos., Inc. (The)	55,700	3,401,042
Tractor Supply Co.	5,485	512,518
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,729	690,819
USS Co., Ltd.	19,065	360,022
Yamada Denki Co., Ltd.	54,350	287,672

		39,591,428

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc. (e)	193,902	56,939,322
Brother Industries, Ltd.	19,136	394,021
Canon, Inc. (b)	86,543	2,360,117
FUJIFILM Holdings Corp.	31,166	1,486,058
Hewlett Packard Enterprise Co.	60,210	954,931
HP, Inc.	68,310	1,403,771
Konica Minolta, Inc.	39,139	256,165
NetApp, Inc.	10,970	682,883
Ricoh Co., Ltd.	58,001	628,502
Seagate Technology plc	10,860	646,170
Seiko Epson Corp.	23,987	362,150
Western Digital Corp.	13,624	864,715

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—(Continued)
Xerox Holdings Corp. (a)	8,715	$321,322

		67,300,127

Textiles, Apparel & Luxury Goods—1.0%
Adidas AG	15,606	5,072,057
Burberry Group plc	35,598	1,041,800
Capri Holdings, Ltd. (a)	6,897	263,121
Cie Financiere Richemont S.A.	45,161	3,545,025
EssilorLuxottica S.A.	24,523	3,746,075
Hanesbrands, Inc. (b)	16,622	246,837
Hermes International	2,740	2,050,462
Kering S.A.	6,555	4,318,247
LVMH Moet Hennessy Louis Vuitton SE	24,050	11,200,832
Moncler S.p.A.	15,623	702,692
NIKE, Inc. - Class B	57,680	5,843,561
Pandora A/S	8,652	376,360
Puma SE	7,179	550,444
PVH Corp.	3,408	358,351
Ralph Lauren Corp.	2,395	280,742
Swatch Group AG (The)	4,552	240,354
Swatch Group AG (The) - Bearer Shares	2,509	699,372
Tapestry, Inc.	13,150	354,656
Under Armour, Inc. - Class A (a) (b)	8,672	187,315
Under Armour, Inc. - Class C (a)	8,956	171,776
VF Corp.	15,000	1,494,900
Yue Yuen Industrial Holdings, Ltd.	61,500	181,813

		42,926,792

Tobacco—0.5%
Altria Group, Inc.	86,125	4,298,499
British American Tobacco plc	198,449	8,454,965
Imperial Brands plc	82,482	2,043,777
Japan Tobacco, Inc. (b)	103,818	2,314,425
Philip Morris International, Inc. (e)	71,705	6,101,378
Swedish Match AB	14,703	757,996

		23,971,040

Trading Companies & Distributors—0.4%
AerCap Holdings NV (a)	10,637	653,856
Ashtead Group plc	39,903	1,276,921
Brenntag AG	13,367	726,819
Bunzl plc	29,134	797,121
Fastenal Co.	26,400	975,480
Ferguson plc	19,858	1,804,230
ITOCHU Corp.	116,549	2,699,087
Marubeni Corp.	135,321	999,945
Mitsubishi Corp.	116,930	3,102,131
Mitsui & Co., Ltd.	143,229	2,546,896
MonotaRO Co., Ltd.	10,838	290,512
Sumitomo Corp.	102,817	1,532,898
Toyota Tsusho Corp.	18,379	644,196
United Rentals, Inc. (a)	3,600	600,372
WW Grainger, Inc.	2,020	683,810

		19,334,274

Transportation Infrastructure—0.2%
Aena SME S.A. (144A)	5,840	1,120,579
Aeroports de Paris	2,569	508,493
Atlantia S.p.A.	42,865	999,916
Auckland International Airport, Ltd.	83,837	493,930
Fraport AG Frankfurt Airport Services Worldwide	3,600	305,982
Getlink SE	38,066	662,458
Japan Airport Terminal Co., Ltd.	4,437	245,555
Kamigumi Co., Ltd.	9,303	203,823
SATS, Ltd.	57,000	214,694
Sydney Airport	95,746	583,361
Transurban Group	234,565	2,459,517

		7,798,308

Water Utilities—0.1%
American Water Works Co., Inc.	8,276	1,016,707
Severn Trent plc	20,579	686,795
United Utilities Group plc	58,993	740,991

		2,444,493

Wireless Telecommunication Services—0.5%
KDDI Corp.	152,831	4,546,691
Millicom International Cellular S.A.	5,795	277,752
NTT DoCoMo, Inc.	115,419	3,225,424
Softbank Corp.	144,955	1,942,550
SoftBank Group Corp.	135,600	5,903,552
T-Mobile U.S., Inc. (a)	14,560	1,141,795
Tele2 AB - B Shares	43,203	626,695
Vodafone Group plc	2,315,848	4,495,922

		22,160,381

Total Common Stocks (Cost $1,820,629,714)		2,708,079,492

U.S. Treasury & Government Agencies—24.7%

Federal Agencies—1.0%
Federal Home Loan Bank 2.500%, 02/13/24	2,345,000	2,415,955
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	8,925,000	9,058,956
2.750%, 06/19/23	9,954,000	10,331,109
6.250%, 07/15/32 (b)	2,480,000	3,566,176
Federal National Mortgage Association
2.875%, 10/30/20 (b)	4,977,000	5,027,107
2.875%, 09/12/23	9,034,000	9,423,331
6.625%, 11/15/30	1,650,000	2,348,675
7.250%, 05/15/30	1,941,000	2,850,959

		45,022,268

U.S. Treasury—23.7%
U.S. Treasury Bonds
2.250%, 08/15/46	21,188,000	20,564,910
2.250%, 08/15/49 (b)	4,420,000	4,282,565

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.375%, 11/15/49 (b)	2,395,000	$2,384,237
2.500%, 02/15/45	5,830,000	5,941,055
2.750%, 08/15/42	5,415,000	5,775,971
2.750%, 08/15/47 (b)	2,445,700	2,619,603
2.875%, 05/15/43	5,779,000	6,288,135
2.875%, 08/15/45	31,698,000	34,608,283
2.875%, 05/15/49 (b)	3,925,000	4,321,369
3.000%, 05/15/45	1,395,000	1,555,465
3.000%, 02/15/47	3,410,000	3,826,819
3.000%, 05/15/47	3,783,000	4,245,197
3.000%, 02/15/48	2,120,000	2,380,467
3.000%, 08/15/48	9,960,600	11,204,563
3.000%, 02/15/49	4,060,500	4,575,527
3.125%, 11/15/41	7,070,000	8,009,667
3.125%, 02/15/42	5,645,000	6,395,536
3.125%, 02/15/43	8,504,100	9,632,805
3.625%, 08/15/43 (b)	26,548,000	32,517,672
3.750%, 08/15/41	8,025,000	9,951,025
3.750%, 11/15/43	519,000	648,253
4.375%, 05/15/41	7,495,000	10,091,565
4.500%, 08/15/39	318,000	431,081
5.250%, 11/15/28	4,209,000	5,355,340
5.500%, 08/15/28	5,990,000	7,704,188
6.000%, 02/15/26 (g)	33,774,000	42,014,247
6.125%, 11/15/27	7,239,000	9,504,000
6.250%, 08/15/23	4,620,000	5,363,744
6.250%, 05/15/30	885,000	1,243,672
6.375%, 08/15/27	2,790,000	3,688,222
6.875%, 08/15/25	2,640,000	3,364,931
U.S. Treasury Notes
1.125%, 02/28/21	13,045,000	12,967,051
1.125%, 09/30/21 (b)	7,998,000	7,931,560
1.250%, 03/31/21	24,650,000	24,534,084
1.250%, 10/31/21	21,327,200	21,192,932
1.250%, 08/31/24	9,254,000	9,068,499
1.375%, 10/31/20	4,935,400	4,923,782
1.375%, 05/31/21	6,338,000	6,317,631
1.375%, 08/31/23 (b)	8,951,000	8,861,712
1.500%, 09/30/24	6,882,000	6,818,159
1.500%, 10/31/24	8,465,000	8,386,370
1.500%, 11/30/24 (b)	17,311,700	17,154,738
1.625%, 11/15/22 (g)	48,926,000	48,935,163
1.625%, 02/15/26	11,320,000	11,207,823
1.625%, 08/15/29 (b)	10,034,000	9,767,308
1.750%, 03/31/22	6,370,000	6,391,479
1.750%, 05/15/22	8,447,000	8,474,549
1.750%, 05/31/22	6,444,000	6,466,454
1.750%, 06/30/22	5,502,000	5,522,337
1.750%, 05/15/23	58,767,000	58,954,272
1.750%, 07/31/24	6,767,000	6,782,375
1.750%, 11/15/29	8,457,200	8,322,909
1.875%, 11/30/21 (b)	17,953,100	18,052,412
1.875%, 08/31/22	11,326,000	11,403,635
1.875%, 10/31/22	8,498,000	8,556,828
2.000%, 11/15/21	5,668,000	5,711,172

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 02/15/22	22,105,600	22,286,278
2.000%, 07/31/22	6,273,500	6,335,287
2.000%, 11/30/22	8,542,000	8,633,637
2.000%, 02/15/23 (b)	24,592,200	24,865,203
2.000%, 05/31/24	15,820,000	16,025,086
2.000%, 02/15/25	7,571,600	7,673,388
2.000%, 08/15/25	17,740,000	17,964,247
2.000%, 11/15/26	4,620,000	4,668,032
2.125%, 05/31/21	10,812,000	10,888,315
2.125%, 08/15/21	19,150,000	19,306,170
2.125%, 12/31/22	8,530,000	8,654,958
2.125%, 11/30/23	22,408,000	22,788,936
2.125%, 03/31/24	6,646,000	6,763,752
2.125%, 05/15/25	36,853,000	37,574,720
2.250%, 04/30/24 (b)	7,735,000	7,914,246
2.250%, 11/15/24	16,668,500	17,089,149
2.250%, 11/15/25	9,607,000	9,858,004
2.250%, 02/15/27	10,237,000	10,511,834
2.250%, 08/15/27	5,941,000	6,102,919
2.250%, 11/15/27	15,786,000	16,213,941
2.375%, 08/15/24	2,028,700	2,088,929
2.375%, 05/15/27	6,780,500	7,024,813
2.375%, 05/15/29 (b)	9,309,000	9,668,101
2.500%, 01/31/24	7,005,100	7,229,845
2.625%, 11/15/20	21,404,900	21,583,416
2.625%, 02/15/29	9,095,000	9,631,886
2.750%, 11/15/23	25,091,500	26,095,757
2.750%, 02/15/28 (b)	2,396,000	2,551,154
2.875%, 05/15/28	4,159,000	4,473,640
2.875%, 08/15/28	3,913,300	4,214,864
3.125%, 11/15/28	10,546,600	11,588,327
3.625%, 02/15/21	33,714,200	34,447,941

		1,035,912,123

Total U.S. Treasury & Government Agencies (Cost $1,043,502,913)		1,080,934,391

Foreign Government—10.1%

Sovereign—10.1%
Australia Government Bonds
3.000%, 03/21/47 (AUD)	305,000	259,286
3.250%, 04/21/29 (AUD)	1,346,000	1,099,268
3.750%, 04/21/37 (AUD)	1,486,000	1,361,750
4.750%, 04/21/27 (AUD)	7,847,000	6,856,592
5.750%, 05/15/21 (AUD)	2,345,000	1,753,124
Austria Government Bonds
0.750%, 10/20/26 (144A) (EUR)	3,060,000	3,651,870
3.150%, 06/20/44 (144A) (EUR)	1,761,000	3,158,981
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,175,105
4.150%, 03/15/37 (144A) (EUR)	145,000	264,814
Belgium Government Bonds
1.600%, 06/22/47 (144A) (EUR)	1,144,400	1,520,819
2.600%, 06/22/24 (144A) (EUR)	2,327,195	2,960,340

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Belgium Government Bonds
4.250%, 09/28/21 (144A) (EUR)	900,000	$1,095,194
4.250%, 03/28/41 (144A) (EUR)	1,455,000	2,774,247
5.000%, 03/28/35 (144A) (EUR)	355,000	665,120
5.500%, 03/28/28 (EUR)	3,175,800	5,195,258
Bundesrepublik Deutschland
0.500%, 02/15/26 (EUR)	10,332,518	12,243,660
1.500%, 05/15/24 (EUR)	1,965,000	2,400,375
2.000%, 01/04/22 (EUR)	1,505,000	1,778,391
2.000%, 08/15/23 (EUR)	681,529	835,854
2.500%, 01/04/21 (EUR)	5,944,100	6,886,591
2.500%, 07/04/44 (EUR)	2,486,600	4,279,593
3.250%, 07/04/42 (EUR)	387,500	726,793
4.250%, 07/04/39 (EUR)	1,677,500	3,386,725
5.500%, 01/04/31 (EUR)	2,535,600	4,633,378
Canadian Government Bonds
1.500%, 06/01/26 (CAD)	3,802,000	2,893,274
1.750%, 05/01/20 (CAD)	3,474,000	2,676,014
2.750%, 06/01/22 (CAD)	1,870,000	1,476,170
3.500%, 12/01/45 (CAD)	1,500,000	1,568,141
4.000%, 06/01/41 (CAD)	975,000	1,047,073
5.750%, 06/01/29 (CAD)	1,069,000	1,112,121
Denmark Government Bonds
1.500%, 11/15/23 (DKK)	13,692,600	2,217,404
4.500%, 11/15/39 (DKK)	4,060,000	1,136,971
Finland Government Bonds
0.500%, 04/15/26 (144A) (EUR)	2,841,000	3,329,841
3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,771,677
France Government Bond OAT
Zero Coupon, 05/25/21 (EUR)	9,287,929	10,504,637
Zero Coupon, 05/25/22 (EUR)	1,450,000	1,648,930
0.500%, 05/25/26 (EUR)	5,972,399	7,000,103
1.000%, 11/25/25 (EUR)	9,476,406	11,415,771
1.250%, 05/25/36 (144A) (EUR)	2,719,800	3,412,344
2.250%, 05/25/24 (EUR)	2,032,800	2,550,563
2.500%, 05/25/30 (EUR)	6,542,800	9,129,818
3.250%, 05/25/45 (EUR)	6,420,900	11,288,141
Ireland Government Bonds
2.000%, 02/18/45 (EUR)	448,000	641,455
5.400%, 03/13/25 (EUR)	3,555,800	5,150,435
Italy Buoni Poliennali Del Tesoro
1.350%, 04/15/22 (EUR)	1,304,000	1,504,524
2.200%, 06/01/27 (EUR)	5,305,000	6,430,762
3.750%, 09/01/24 (EUR)	13,007,000	16,706,234
3.850%, 09/01/49 (144A) (EUR)	2,725,000	3,955,606
5.000%, 08/01/39 (144A) (EUR)	4,126,000	6,725,197
5.250%, 11/01/29 (EUR)	6,535,200	9,948,252
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	332,341
Japan Government Ten Year Bonds
0.100%, 09/20/26 (JPY)	2,292,500,000	21,403,559
0.500%, 12/20/24 (JPY)	380,650,000	3,612,488
0.800%, 09/20/22 (JPY)	1,390,000,000	13,115,802
Japan Government Thirty Year Bonds
0.500%, 09/20/46 (JPY)	1,511,600,000	14,339,019
1.800%, 09/20/43 (JPY)	796,250,000	9,765,174

Sovereign—(Continued)
Japan Government Thirty Year Bonds
1.900%, 09/20/42 (JPY)	494,400,000	6,119,767
2.300%, 03/20/40 (JPY)	554,550,000	7,115,879
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	1,082,900,000	10,452,369
1.500%, 03/20/33 (JPY)	230,600,000	2,513,138
1.700%, 12/20/31 (JPY)	698,700,000	7,689,976
1.700%, 09/20/32 (JPY)	182,400,000	2,022,390
1.700%, 09/20/33 (JPY)	418,500,000	4,686,291
2.100%, 06/20/29 (JPY)	555,050,000	6,140,006
2.100%, 12/20/29 (JPY)	555,900,000	6,191,362
2.500%, 12/21/20 (JPY)	1,827,300,000	17,244,781
Mexican Bonos
6.500%, 06/10/21 (MXN)	43,260,000	2,279,104
10.000%, 11/20/36 (MXN)	40,732,100	2,781,825
Netherlands Government Bonds
2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,563,065
3.750%, 01/15/42 (144A) (EUR)	1,396,600	2,732,693
5.500%, 01/15/28 (EUR)	3,570,500	5,839,734
Norway Government Bond
3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,257,610
Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	2,261,534
Republic of South Africa Government Bonds
6.500%, 02/28/41 (ZAR)	27,771,600	1,379,018
10.500%, 12/21/26 (ZAR)	29,175,000	2,329,715
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	3,378,000	2,588,315
2.250%, 06/01/21 (SGD)	865,000	649,570
Spain Government Bonds
0.350%, 07/30/23 (EUR)	2,380,000	2,723,079
1.950%, 04/30/26 (144A) (EUR)	10,275,000	12,857,096
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,812,293
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,787,202
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,355,190
4.700%, 07/30/41 (144A) (EUR)	2,112,000	4,013,374
4.850%, 10/31/20 (144A) (EUR)	8,313,000	9,737,887
6.000%, 01/31/29 (EUR)	3,371,400	5,674,508
Sweden Government Bonds
1.000%, 11/12/26 (SEK)	15,990,000	1,830,184
1.500%, 11/13/23 (144A) (SEK)	3,330,000	379,621
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	492,134
United Kingdom Gilt
0.625%, 06/07/25 (GBP)	2,535,000	3,353,227
1.750%, 09/07/22 (GBP)	2,345,178	3,205,997
2.250%, 09/07/23 (GBP)	1,170,000	1,644,008
3.250%, 01/22/44 (GBP)	2,592,900	4,776,573
4.250%, 12/07/46 (GBP)	8,873,100	19,474,524
6.000%, 12/07/28 (GBP)	3,478,400	6,699,879
8.000%, 06/07/21 (GBP)	1,170,000	1,713,222

Total Foreign Government (Cost $434,092,121)		442,141,109

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Mutual Funds—0.7%

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—0.7%
Vanguard Global ex-U.S. Real Estate ETF (b)	233,770	$13,813,469
Vanguard REIT ETF (b)	173,828	16,129,500

Total Mutual Funds (Cost $29,855,709)		29,942,969

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	4,865	300,401
Porsche Automobil Holding SE	13,248	991,018
Volkswagen AG	16,056	3,173,981

		4,465,400

Chemicals—0.0%
FUCHS Petrolub SE	6,002	298,608

Health Care Equipment & Supplies—0.0%
Sartorius AG	3,078	658,964

Household Products—0.1%
Henkel AG & Co. KGaA	15,414	1,594,001

Total Preferred Stocks (Cost $6,359,880)		7,016,973

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/21/20 (a) (Cost $58,782)	124,393	59,022

Short-Term Investments—1.9%

Foreign Government—1.4%
Japan Treasury Bills
Zero Coupon, 01/08/20 (JPY)	3,297,600,000	30,349,956
Zero Coupon, 01/20/20 (JPY)	3,297,600,000	30,351,499

		60,701,455

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $19,957,166; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $20,359,144.	19,956,500	19,956,500

Total Short-Term Investments (Cost $80,750,424)		80,657,955

Securities Lending Reinvestments (h)—4.2%
Security Description	Principal Amount*	Value

Certificates of Deposit—1.6%
Agricultural Bank of China 2.280%, 03/11/20	2,000,000	1,999,916
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (i)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (i)	3,000,000	3,002,778
2.000%, 03/18/20	2,000,000	2,000,166
Bank of Nova Scotia
1.840%, FEDEFF PRV + 0.290%, 07/10/20 (i)	3,009,239	2,999,838
1.910%, 1M LIBOR + 0.170%, 05/15/20 (i)	3,000,000	2,999,739
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (i)	3,000,000	3,001,596
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (i)	1,998,371	2,000,420
Chiba Bank, Ltd. 2.080%, 02/13/20	2,000,000	2,000,048
China Construction Bank Corp.
2.300%, 01/21/20	1,000,000	1,000,164
2.300%, 01/23/20	3,000,000	3,000,543
Credit Agricole S.A.
1.970%, FEDEFF PRV + 0.420%, 07/20/20 (i)	2,000,000	1,999,994
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (i)	3,000,000	2,999,982
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (i)	2,000,000	2,001,018
2.007%, 3M LIBOR + 0.120%, 03/06/20 (i)	3,000,637	3,000,040
DNB Bank ASA 2.020%, 03/10/20	3,000,000	3,000,276
DZ Bank AG
Zero Coupon, 03/10/20	1,979,188	1,992,400
Zero Coupon, 03/17/20	3,957,386	3,983,280
Industrial & Commercial Bank of China Corp. 2.310%, 03/16/20	5,000,000	5,000,835
KBC Bank NV
Zero Coupon, 02/28/20	1,986,911	1,994,460
2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (i)	5,000,000	4,999,750
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (i)	2,000,000	1,999,450
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (i)	2,000,000	1,999,996
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,000,000	2,000,132

		69,973,766

Commercial Paper—0.2%
Bank of China, Ltd. 2.270%, 02/18/20	1,988,650	1,993,702
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
ING Funding LLC 2.058%, 3M LIBOR + 0.150%, 09/14/20 (i)	2,000,000	$1,999,996
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (i)	2,000,000	2,000,184
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (i)	3,000,000	2,999,961

		9,992,883

Repurchase Agreements—2.2%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,015,257; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $380,033; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $387,634.	380,000	380,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $8,546,703; collateralized by various Common Stock with an aggregate market value of $9,351,119.	8,500,000	8,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,001,838; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,500,236; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,550,001.	2,500,000	2,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,500,382; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,550,020.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,500,229; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,530,002.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,000,764; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $5,100,017.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,267,150; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,352,123.	4,266,788	4,266,788
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $3,031,524; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $3,181,871.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $15,001,417; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $16,653,338.	15,000,000	15,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $3,100,295; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $3,375,556.	3,100,000	3,100,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,001,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,425,792.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $600,203; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $651,095.	600,000	600,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $17,005,686; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $18,774,343.	17,000,000	17,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $22,007,358; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $24,296,208.	22,000,000	$22,000,000

		95,346,788

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (j)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (j)	6,000,000	6,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (j)	2,000,000	2,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $186,302,538)		186,313,437

Total Investments—103.8% (Cost $3,601,552,081)		4,535,145,348
Other assets and liabilities (net)—(3.8)%		(164,500,880)

Net Assets—100.0%		$4,370,644,468

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $181,796,666 and the collateral received consisted of cash in the amount of $186,250,571 and non-cash collateral with a value of $404,174. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $179,633,675.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $66,106,104.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(j)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $87,342,058, which is 2.0% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	67,419	SSBT	01/23/20	USD	46,248	$1,087
AUD	42,268,000	JPMC	03/16/20	USD	29,322,030	393,063
CAD	130,711	SSBT	01/23/20	USD	99,761	910
DKK	387,262	SSBT	01/08/20	USD	57,718	433
EUR	2,348,214	BOA	01/16/20	USD	2,613,036	23,085
EUR	900,725	BBH	01/16/20	USD	1,003,432	7,729
EUR	1,957,160	CBNA	01/16/20	USD	2,164,401	32,721
EUR	1,090,829	MSIP	01/16/20	USD	1,218,642	5,930
EUR	1,204,513	MSIP	01/16/20	USD	1,336,008	16,186
GBP	985,644	HSBCU	01/10/20	USD	1,283,654	22,196
GBP	358,568	SSBT	01/10/20	USD	469,313	5,743
JPY	140,464,702	BOA	01/30/20	USD	1,298,688	(4,288)
JPY	2,866,465,074	MSIP	03/16/20	USD	26,340,664	141,780
MXN	3,461,680	SSBT	01/07/20	USD	182,102	886
NOK	236,758,000	BNP	03/16/20	USD	25,942,413	1,031,350
NZD	9,688,078	BNP	03/16/20	USD	6,353,267	175,368
NZD	29,306,000	HSBCU	03/16/20	USD	19,420,178	328,648

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NZD	5,668,976	JPMC	03/16/20	USD	3,698,973	$121,255
NZD	33,633,024	JPMC	03/16/20	USD	21,945,350	719,386
SEK	100,306,000	BNP	03/16/20	USD	10,390,709	356,078
SEK	130,197,981	JPMC	03/16/20	USD	13,902,095	47,320
SEK	422,159,905	JPMC	03/16/20	USD	45,076,790	153,431

Contracts to Deliver
AUD	15,543,729	SSBT	01/23/20	USD	10,734,732	(178,635)
AUD	75,071,000	BNP	03/16/20	USD	51,503,984	(1,272,153)
AUD	9,255,475	CSI	03/16/20	USD	6,320,634	(186,116)
AUD	8,176,672	SSBT	03/16/20	USD	5,651,099	(97,235)
CAD	13,474,455	UBSA	01/23/20	USD	10,139,288	(238,437)
CAD	8,240,585	BNP	03/16/20	USD	6,227,691	(119,959)
CHF	490,410	SSBT	01/10/20	USD	500,156	(6,718)
CHF	66,515,387	BOA	03/16/20	USD	68,207,618	(861,962)
CHF	19,013,000	BOA	03/16/20	USD	19,328,089	(415,010)
DKK	21,538,990	CBNA	01/08/20	USD	3,219,847	(14,464)
EUR	1,453,264	MSIP	01/16/20	USD	1,606,973	(24,472)
EUR	209,086,591	NWM	01/16/20	USD	230,464,649	(4,257,420)
EUR	4,452,880	BOA	03/16/20	USD	4,987,666	(29,953)
EUR	69,604,435	CBNA	03/16/20	USD	77,731,797	(700,268)
EUR	18,628,000	CBNA	03/16/20	USD	20,935,473	(55,035)
EUR	54,275,006	UBSA	03/16/20	USD	60,722,876	(435,594)
GBP	33,108,441	SCB	01/10/20	USD	42,674,463	(1,189,911)
GBP	27,950,777	CBNA	03/16/20	USD	36,729,774	(368,198)
GBP	62,741,493	UBSA	03/16/20	USD	82,708,095	(566,234)
JPY	14,570,393,906	GSBU	01/30/20	USD	134,822,546	554,486
JPY	7,337,411,998	BBP	03/16/20	USD	67,756,966	(31,268)
JPY	6,598,500,000	BBP	03/16/20	USD	61,109,665	148,026
JPY	2,042,993,000	GSBU	03/16/20	USD	18,752,306	(122,317)
JPY	1,267,091,381	NWM	03/16/20	USD	11,726,681	20,389
MXN	91,951,946	GSBU	01/07/20	USD	4,756,909	(103,743)
NOK	10,530,651	JPMC	01/08/20	USD	1,181,427	(18,094)
NOK	236,758,000	BNP	03/16/20	USD	25,840,336	(1,133,427)
NOK	33,677,965	BNP	03/16/20	USD	3,675,694	(161,226)
NZD	39,173,897	GSBU	03/16/20	USD	25,731,489	(667,148)
NZD	2,168,674	JPMC	03/16/20	USD	1,379,329	(82,105)
NZD	3,500,302	RBC	03/16/20	USD	2,233,063	(125,732)
PLN	7,488,566	MSIP	01/09/20	USD	1,904,149	(69,699)
SEK	19,172,331	GSBU	01/08/20	USD	1,991,786	(55,700)
SEK	130,197,981	BNP	03/16/20	USD	13,788,790	(160,625)
SEK	100,306,000	BNP	03/16/20	USD	10,623,040	(123,747)
SGD	4,149,414	CBNA	01/16/20	USD	3,047,567	(37,850)
ZAR	47,703,668	SSBT	01/23/20	USD	3,199,259	(197,719)

Net Unrealized Depreciation						$(9,804,976)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/20	95	CAD	13,060,600	$(78,359)
Euro-Bund Futures	03/06/20	368	EUR	62,740,320	(889,662)
Japanese Government 10 Year Bond Futures	03/13/20	120	JPY	18,261,600,000	(14,636)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/20/20	2,874	USD	292,645,050	$6,273,755
MSCI Emerging Markets Index Mini Futures	03/20/20	835	USD	46,768,350	1,922,613
OMX Stockholm 30 Index Futures	01/17/20	271	SEK	47,919,575	(46,028)
Russell 2000 Index E-Mini Futures	03/20/20	1,849	USD	154,446,970	3,050,064
S&P Midcap 400 Index E-Mini Futures	03/20/20	732	USD	151,143,360	3,285,936
U.S. Treasury Note 10 Year Futures	03/20/20	803	USD	103,122,766	(604,679)
U.S. Treasury Note 5 Year Futures	03/31/20	205	USD	24,314,922	(85,473)
U.S. Treasury Ultra Long Bond Futures	03/20/20	421	USD	76,477,281	(2,021,178)

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/16/20	(110)	AUD	(15,725,395)	206,542
Euro STOXX 50 Index Futures	03/20/20	(2,574)	EUR	(95,984,460)	429,191
FTSE 100 Index Futures	03/20/20	(894)	GBP	(67,041,060)	(471,771)
Hang Seng Index Futures	01/30/20	(299)	HKD	(422,636,500)	(332,425)
S&P 500 Index E-Mini Futures	03/20/20	(1,272)	USD	(205,497,960)	(5,046,198)
SPI 200 Index Futures	03/19/20	(579)	AUD	(95,578,425)	1,981,085
TOPIX Index Futures	03/12/20	(387)	JPY	(6,660,270,000)	(159,281)
United Kingdom Long Gilt Bond Futures	03/27/20	(371)	GBP	(48,741,980)	656,209

Net Unrealized Appreciation					$8,055,705

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation(1)
Pay	3M LIBOR	Quarterly	1.903%	Semi-Annually	12/27/29	USD	1,092,510,000	$(876,630)	$—	$(876,630)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(RBC)—	Royal Bank of Canada
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,202,581	$19,471,167	$—	$49,673,748
Air Freight & Logistics	6,539,933	6,184,201	—	12,724,134
Airlines	4,561,401	1,919,865	—	6,481,266
Auto Components	1,532,147	11,930,810	—	13,462,957
Automobiles	4,066,918	35,805,769	—	39,872,687
Banks	71,070,241	124,754,090	0	195,824,331
Beverages	23,278,174	28,551,367	—	51,829,541
Biotechnology	26,167,203	10,189,421	—	36,356,624
Building Products	3,389,050	10,899,609	—	14,288,659
Capital Markets	33,471,381	32,775,677	—	66,247,058
Chemicals	23,469,368	43,532,102	—	67,001,470
Commercial Services & Supplies	5,011,313	7,639,529	—	12,650,842
Communications Equipment	11,916,157	4,137,982	—	16,054,139
Construction & Engineering	825,441	12,543,478	—	13,368,919
Construction Materials	1,685,452	7,700,270	—	9,385,722
Consumer Finance	8,393,036	539,487	—	8,932,523
Containers & Packaging	4,419,027	963,437	—	5,382,464
Distributors	1,217,847	192,473	—	1,410,320
Diversified Consumer Services	217,308	164,313	—	381,621
Diversified Financial Services	20,486,925	9,276,382	—	29,763,307
Diversified Telecommunication Services	25,479,034	26,602,126	—	52,081,160
Electric Utilities	25,079,109	25,884,845	—	50,963,954
Electrical Equipment	6,136,989	19,639,817	—	25,776,806
Electronic Equipment, Instruments & Components	7,053,747	21,995,080	—	29,048,827
Energy Equipment & Services	5,402,021	772,031	—	6,174,052
Entertainment	23,209,773	8,593,573	—	31,803,346
Equity Real Estate Investment Trusts	143,629,392	67,435,301	—	211,064,693
Food & Staples Retailing	18,909,490	17,963,565	—	36,873,055
Food Products	14,097,404	45,324,338	—	59,421,742
Gas Utilities	611,315	6,256,452	—	6,867,767
Health Care Equipment & Supplies	44,165,702	22,331,454	—	66,497,156
Health Care Providers & Services	35,973,334	6,424,017	—	42,397,351
Health Care Technology	1,075,898	1,152,164	—	2,228,062
Hotels, Restaurants & Leisure	23,701,941	17,808,170	—	41,510,111
Household Durables	4,753,545	16,708,716	—	21,462,261
Household Products	21,002,754	9,449,541	—	30,452,295
Independent Power and Renewable Electricity Producers	1,069,940	1,256,275	—	2,326,215
Industrial Conglomerates	16,741,854	16,861,619	—	33,603,473
Insurance	28,623,867	71,614,244	—	100,238,111
Interactive Media & Services	61,265,939	2,491,526	—	63,757,465
Internet & Direct Marketing Retail	41,555,620	6,167,325	—	47,722,945
IT Services	67,412,300	13,992,914	—	81,405,214

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Products	$606,729	$3,123,975	$—	$3,730,704
Life Sciences Tools & Services	12,956,921	3,975,728	—	16,932,649
Machinery	20,017,665	36,485,014	—	56,502,679
Marine	—	2,559,893	—	2,559,893
Media	17,631,788	8,035,301	—	25,667,089
Metals & Mining	3,304,290	35,239,301	—	38,543,591
Multi-Utilities	13,031,298	13,072,889	—	26,104,187
Multiline Retail	6,711,012	6,608,938	—	13,319,950
Oil, Gas & Consumable Fuels	48,366,953	61,841,226	—	110,208,179
Paper & Forest Products	—	3,725,957	—	3,725,957
Personal Products	2,262,928	27,225,743	—	29,488,671
Pharmaceuticals	58,107,844	109,092,865	—	167,200,709
Professional Services	3,971,767	19,567,082	—	23,538,849
Real Estate Management & Development	1,259,256	58,513,998	—	59,773,254
Road & Rail	12,628,034	14,479,300	—	27,107,334
Semiconductors & Semiconductor Equipment	55,401,033	21,391,140	—	76,792,173
Software	88,765,782	17,822,606	—	106,588,388
Specialty Retail	28,000,679	11,590,749	—	39,591,428
Technology Hardware, Storage & Peripherals	61,813,114	5,487,013	—	67,300,127
Textiles, Apparel & Luxury Goods	9,201,259	33,725,533	—	42,926,792
Tobacco	10,399,877	13,571,163	—	23,971,040
Trading Companies & Distributors	2,913,518	16,420,756	—	19,334,274
Transportation Infrastructure	—	7,798,308	—	7,798,308
Water Utilities	1,016,707	1,427,786	—	2,444,493
Wireless Telecommunication Services	1,141,795	21,018,586	—	22,160,381
Total Common Stocks	1,358,382,120	1,349,697,372	0	2,708,079,492
Total U.S. Treasury & Government Agencies*	—	1,080,934,391	—	1,080,934,391
Total Foreign Government*	—	442,141,109	—	442,141,109
Mutual Funds
Investment Company Securities	29,942,969	—	—	29,942,969
Total Preferred Stocks*	—	7,016,973	—	7,016,973
Total Rights*	59,022	—	—	59,022
Total Short-Term Investments*	—	80,657,955	—	80,657,955
Securities Lending Reinvestments
Certificates of Deposit	—	69,973,766	—	69,973,766
Commercial Paper	—	9,992,883	—	9,992,883
Repurchase Agreements	—	95,346,788	—	95,346,788
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	176,313,437	—	186,313,437
Total Investments	$1,398,384,111	$3,136,761,237	$0	$4,535,145,348

Collateral for Securities Loaned (Liability)	$—	$(186,250,571)	$—	$(186,250,571)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,307,486	$—	$4,307,486
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(14,112,462)	—	(14,112,462)
Total Forward Contracts	$—	$(9,804,976)	$—	$(9,804,976)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$17,805,395	$—	$—	$17,805,395
Futures Contracts (Unrealized Depreciation)	(9,749,690)	—	—	(9,749,690)
Total Futures Contracts	$8,055,705	$—	$—	$8,055,705
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(876,630)	$—	$(876,630)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$4,533,276,023
Affiliated investments at value (c)	1,869,325
Cash	9,381,024
Cash denominated in foreign currencies (d)	13,567,734
Unrealized appreciation on forward foreign currency exchange contracts	4,307,486
Receivable for:
Investments sold	15,314,402
Fund shares sold	13,040
Dividends and interest	16,293,506
Variation margin on futures contracts	2,749,383
Prepaid expenses	12,966

Total Assets	4,596,784,889
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	14,112,462
Collateral for securities loaned	186,250,571
Payables for:
Investments purchased	17,091,115
Fund shares redeemed	1,124,770
Variation margin on centrally cleared swap contracts	3,575,383
Accrued Expenses:
Management fees	2,210,686
Distribution and service fees	927,693
Deferred trustees’ fees	138,766
Other expenses	708,975

Total Liabilities	226,140,421

Net Assets	$4,370,644,468

Net Assets Consist of:
Paid in surplus	$3,164,110,877
Distributable earnings (Accumulated losses)	1,206,533,591

Net Assets	$4,370,644,468

Net Assets
Class B	$4,370,644,468
Capital Shares Outstanding*
Class B	341,980,627
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,600,197,180.
(b)	Includes securities loaned at value of $181,796,666.
(c)	Identified cost of affiliated investments was $1,354,901.
(d)	Identified cost of cash denominated in foreign currencies was $13,418,415.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$77,942,104
Dividends from affiliated investments	83,609
Interest	28,622,418
Securities lending income	822,811

Total investment income	107,470,942
Expenses
Management fees	26,766,307
Administration fees	212,213
Custodian and accounting fees	678,012
Distribution and service fees—Class B	10,944,295
Audit and tax services	102,270
Legal	49,901
Trustees’ fees and expenses	60,868
Shareholder reporting	171,156
Insurance	30,893
Miscellaneous	71,224

Total expenses	39,087,139
Less management fee waiver	(688,315)

Net expenses	38,398,824

Net Investment Income	69,072,118

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	196,127,434
Purchased options	1,290,424
Affiliated investments	354,451
Futures contracts	(48,187,646)
Written options	(1,361,570)
Swap contracts	91,983,730
Foreign currency transactions	(1,018,134)
Forward foreign currency transactions	17,912,497

Net realized gain	257,101,186

Net change in unrealized appreciation (depreciation) on:
Investments	415,657,832
Affiliated investments	176,979
Futures contracts	14,017,785
Swap contracts	(28,739,987)
Foreign currency transactions	249,284
Forward foreign currency transactions	(5,335,149)

Net change in unrealized appreciation	396,026,744

Net realized and unrealized gain	653,127,930

Net Increase in Net Assets From Operations	$722,200,048

(a)	Net of foreign withholding taxes of $3,842,528.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$69,072,118	$72,967,084
Net realized gain	257,101,186	143,256,440
Net change in unrealized appreciation (depreciation)	396,026,744	(548,863,320)

Increase (decrease) in net assets from operations	722,200,048	(332,639,796)

From Distributions to Shareholders
Class B	(236,651,705)	(97,690,364)

Total distributions	(236,651,705)	(97,690,364)

Decrease in net assets from capital share transactions	(324,213,447)	(452,589,241)

Total increase (decrease) in net assets	161,334,896	(882,919,401)

Net Assets
Beginning of period	4,209,309,572	5,092,228,973

End of period	$4,370,644,468	$4,209,309,572

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	343,336	$4,250,546	1,436,088	$17,991,096
Reinvestments	19,786,932	236,651,705	8,007,407	97,690,364
Redemptions	(45,964,874)	(565,115,698)	(46,918,086)	(568,270,701)

Net decrease	(25,834,606)	$(324,213,447)	(37,474,591)	$(452,589,241)

Decrease derived from capital shares transactions		$(324,213,447)		$(452,589,241)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.44	$12.56	$11.21	$11.11	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.19	0.16	0.13	0.10
Net realized and unrealized gain (loss)	1.84	(1.06)	1.37	0.27	(0.01)

Total income (loss) from investment operations	2.03	(0.87)	1.53	0.40	0.09

Less Distributions
Distributions from net investment income	(0.44)	(0.20)	(0.18)	(0.18)	(0.40)
Distributions from net realized capital gains	(0.25)	(0.05)	0.00	(0.12)	(0.42)

Total distributions	(0.69)	(0.25)	(0.18)	(0.30)	(0.82)

Net Asset Value, End of Period	$12.78	$11.44	$12.56	$11.21	$11.11

Total Return (%) (b)	18.07	(6.97)	13.62	3.60	0.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.88	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.58	1.54	1.32	1.18	0.88
Portfolio turnover rate (%)	22	20	30	34	34
Net assets, end of period (in millions)	$4,370.6	$4,209.3	$5,092.2	$4,923.8	$4,991.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $9,381,024 in the Subsidiary, representing 0.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $19,956,500. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $95,346,788. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(42,337,017)	$—	$—	$—	$(42,337,017)
Mutual Funds	(24,945,173)	—	—	—	(24,945,173)
U.S. Treasury & Government Agencies	(118,968,381)	—	—	—	(118,968,381)
Total	$(186,250,571)	$—	$—	$—	$(186,250,571)
Total Borrowings	$(186,250,571)	$—	$—	$—	$(186,250,571)
Gross amount of recognized liabilities for securities lending transactions					$(186,250,571)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$876,630
	Unrealized appreciation on futures contracts (b) (c)	$862,751	Unrealized depreciation on futures contracts (b) (c)	3,693,987
Equity	Unrealized appreciation on futures contracts (b) (c)	16,942,644	Unrealized depreciation on futures contracts (b) (c)	6,055,703
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,307,486	Unrealized depreciation on forward foreign currency exchange contracts	14,112,462

Total		$22,112,881		$24,738,782

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$23,085	$(23,085)	$—	$—
Barclays Bank plc	148,026	(31,268)	—	116,758
BNP Paribas S.A.	1,562,796	(1,562,796)	—	—
Brown Brothers Harriman & Co.	7,729	—	—	7,729
Citibank N.A.	32,721	(32,721)	—	—
Goldman Sachs Bank USA	554,486	(554,486)	—	—
HSBC Bank USA	350,844	—	—	350,844
JPMorgan Chase Bank N.A.	1,434,455	(100,199)	—	1,334,256
Morgan Stanley & Co. International plc	163,896	(94,171)	—	69,725
NatWest Markets plc	20,389	(20,389)	—	—
State Street Bank and Trust	9,059	(9,059)	—	—

	$4,307,486	$(2,428,174)	$—	$1,879,312

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,311,213	$(23,085)	$—	$1,288,128
Barclays Bank plc	31,268	(31,268)	—	—
BNP Paribas S.A.	2,971,137	(1,562,796)	—	1,408,341
Citibank N.A.	1,175,815	(32,721)	—	1,143,094
Credit Suisse International	186,116	—	—	186,116
Goldman Sachs Bank USA	948,908	(554,486)	—	394,422
JPMorgan Chase Bank N.A.	100,199	(100,199)	—	—
Morgan Stanley & Co. International plc	94,171	(94,171)	—	—
NatWest Markets plc	4,257,420	(20,389)	—	4,237,031
Royal Bank of Canada	125,732	—	—	125,732
Standard Chartered Bank	1,189,911	—	—	1,189,911
State Street Bank and Trust	480,307	(9,059)	—	471,248

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
UBS AG	$1,240,265	$—	$—	$1,240,265

	$14,112,462	$(2,428,174)	$—	$11,684,288

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$1,290,424	$—	$1,290,424
Forward foreign currency transactions	—	—	—	17,912,497	17,912,497
Futures contracts	11,212,077	—	(59,399,723)	—	(48,187,646)
Swap contracts	85,715,673	1,586,841	4,681,216	—	91,983,730
Written options	—	—	(1,361,570)	—	(1,361,570)

	$96,927,750	$1,586,841	$(54,789,653)	$17,912,497	$61,637,435

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,335,149)	$(5,335,149)
Futures contracts	(8,861,202)	—	22,878,987	—	14,017,785
Swap contracts	(7,354,688)	—	(21,385,299)	—	(28,739,987)

	$(16,215,890)	$—	$1,493,688	$(5,335,149)	$(20,057,351)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$122,500
Forward foreign currency transactions	1,753,541,538
Futures contracts long	840,117,386
Futures contracts short	(834,118,335)
Swap contracts	1,316,664,751

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$198,424,389	$727,957,016	$170,225,254	$1,164,465,407

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$26,766,307	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Brighthouse Financial, Inc.	$200,528	$—	$(243,363)	$(36,675)	$79,510	$—	$—	—
MetLife, Inc.	2,322,970	—	(942,240)	391,126	97,469	1,869,325	83,609	36,675

	$2,523,498	$—	$(1,185,603)	$354,451	$176,979	$1,869,325	$83,609

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,645,634,600

Gross unrealized appreciation	1,057,016,837
Gross unrealized depreciation	(166,787,260)

Net unrealized appreciation (depreciation)	$890,229,577

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$151,165,186	$78,654,523	$85,486,519	$19,035,841	$236,651,705	$97,690,364

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$130,915,070	$185,369,863	$890,387,426	$—	$1,206,672,359

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AB Global Dynamic Allocation Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-48

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-49

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019, but outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2019, and underperformed its benchmark for the three-year and five-year periods ended October 31, 2019. The Board also considered that the Portfolio underperformed its blended index for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-51

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein

Portfolio Manager Commentary*

PERFORMANCE

Since inception, the Class A and B shares of the AB International Bond Portfolio returned 4.90% and 4.90%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index1, returned 4.43%. The Portfolio’s Custom Benchmark2 returned 5.64% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Investors recovered their appetite for risk in the final quarter of 2019, which weighed a bit on high-quality bond sectors. But for the year, bond returns were strong across sectors. This performance had a lot to do with renewed central bank stimulus that was aimed at offsetting slower growth and insulating the market against economic and political risks.

Risk assets, such as equities and lower quality corporate credit, rallied in the waning months of 2019 as some pressing downside risks started to recede. The U.S. and China made modest progress toward ending the trade war, global manufacturing output appeared to have stabilized, and the U.K. election result ended uncertainty about when—or whether—the country would leave the European Union in 2020. Markets now appear to be pricing in a modest rebound in 2020 growth. Investment-grade credit spreads in the U.S. and Europe narrowed, signaling improving corporate bond creditworthiness, while the yield on the 10-year U.S. Treasury flirted with 2% before ending the year at 1.87%, above its 2019 low of 1.47%. The U.S. yield curve steepened slightly as well, after having inverted (short-term interest rates rising higher than long-term, signaling an economic slowdown) earlier in the year, a development that has often preceded recession. Yields in Germany also fell for the year with the German benchmark 10-year yield declining 43 basis points (or 0.43%) to end the year in negative territory at -0.19%.

The U.S. Federal Reserve cut interest rates three times in 2019 before standing pat in December. More cuts in 2020 will depend on whether stabilization in trade policy and manufacturing persists, or weakness spills over to labor markets and the consumer. Elsewhere, monetary-policy makers remained accommodative. The European Central Bank has started to expand its balance sheet aggressively again, with an asset purchase program helping to keep 10-year German bund yields in negative territory. Likewise, the Bank of Japan will continue to keep a lid on Japanese government bond yields via its yield-curve control program, while China remains in rate-cutting mode to stimulate the economy.

Within the emerging markets, we entered the year with a positive view, particularly in light of attractive valuations following the negative price action and disproportionate crossover selling of 2018. We had a preference for hard-currency assets over local bond exposure. All emerging market asset classes posted robust returns in 2019, despite some volatility during the year in risk assets due to bouts of trade-policy and geopolitical uncertainty.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to maximize total return. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed income securities. Under normal market conditions, the Portfolio invests significantly in fixed income securities of non-U.S. issuers. The Portfolio may invest in a broad range of fixed income securities across all fixed income sectors in both developed and emerging markets and may invest significantly in emerging markets. The average duration of the Portfolio normally varies within 70% to 130% of the duration of the Custom Benchmark. The Portfolio may also use leverage.

The Portfolio posted positive absolute returns and generally performed in line with its Custom Benchmark. Please note that the inception date of the Portfolio was April 29, 2019.

Overall, Portfolio security selection contributed positively to relative performance during the reporting period. Security selection within the Portfolio’s Commercial Mortgage-Backed Securities holdings, where we took exposure through the Commercial Mortgage-Backed Index, contributed. Corporate security selection was additive attributable to selections in banks and consumer non-cyclicals. Selection within our European government exposure (Italy) also helped.

Within sector positioning, exposure to U.S. investment grade and emerging market corporates helped. Within the Portfolio’s emerging market sovereign positioning, an underweight to Turkey detracted while an underweight to Venezuela helped. Overall country/yield curve positioning detracted. While interest rate exposure to the U.S. and an underweight to Japan contributed, this was more than offset by a shorter than benchmark duration and overall yield curve positioning. Active currency positioning was a modest detractor partly attributable to a long position in the Brazilian real.

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio duration increased to a more neutral positioning versus the Custom Benchmark with a continued modest overweight to developed market countries. Within its developed market allocation, the Portfolio was overweight Europe (Germany and Italy) as well as the U.S. The Portfolio held a duration underweight to Japan and the U.K. From sector allocation standpoint, the Portfolio had an underweight to government bonds with a tilt toward risk assets, with allocations to U.S. securitized positions and corporate bonds (both investment grade and high yield). Within the Portfolio’s emerging market allocation, the underweight duration was focused in Latin America and Asia. In Argentina, we maintained the Portfolio’s overweight on the belief that current bond prices were attractive relative to expected recovery values over time. We have reduced overall active currency exposure given our lack of conviction on the direction of the U.S. dollar holding only modest long positions in the Russian ruble and Brazilian real versus a short in the U.S. dollar.

The Portfolio used derivatives during the period and all derivatives performed in line with the Portfolio Manager’s expectations.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD- denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS GLOBAL AGGREGATE EX-USD INDEX & THE CUSTOM BENCHMARK

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED DECEMBER 31, 2019)

Since Inception[1]
AB International Bond Portfolio
Class A	4.90
Class B	4.90
Bloomberg Barclays Global Aggregate ex-USD Index	4.43
Custom Benchmark	5.64

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Countries

% of Net Assets
United States	20.0
Japan	8.4
Italy	4.8
United Kingdom	4.2
Netherlands	4.1
Spain	3.1
France	3.0
Indonesia	2.7
Russia	2.4
Canada	2.3

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A	Actual	0.59%	$1,000.00	$1,020.40	$3.00
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B	Actual	0.84%	$1,000.00	$1,020.40	$4.28
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—60.9% of Net Assets

Security Description	Principal Amount*	Value

Regional Government—0.3%
Kommuninvest I Sverige AB 1.000%, 10/02/24 (SEK)	27,350,000	$2,997,699

Sovereign—60.6%
Abu Dhabi Government International Bonds
2.125%, 09/30/24 (144A)	2,890,000	2,880,029
3.125%, 09/30/49 (144A)	2,538,000	2,474,550
Angolan Government International Bonds
8.000%, 11/26/29 (144A)	477,000	508,222
8.250%, 05/09/28	1,180,000	1,272,264
9.125%, 11/26/49 (144A)	1,545,000	1,650,137
9.500%, 11/12/25	2,657,000	3,105,698
Argentine Republic Government International Bonds
5.625%, 01/26/22	1,535,000	794,363
5.875%, 01/11/28	547,000	257,090
6.625%, 07/06/28	9,312,000	4,411,560
6.875%, 01/26/27	11,162,000	5,553,095
6.875%, 01/11/48	10,123,000	4,846,386
7.500%, 04/22/26	1,642,000	853,840
Australia Government Bond 2.750%, 11/21/29 (AUD)	5,436,000	4,297,409
Bahamas Government International Bond 6.000%, 11/21/28	1,040,000	1,159,600
Bahrain Government International Bonds
5.625%, 09/30/31 (144A)	2,374,000	2,544,050
6.000%, 09/19/44	2,639,000	2,770,158
7.000%, 10/12/28	1,187,000	1,404,273
Bundesrepublik Deutschland 4.250%, 07/04/39 (EUR)	2,415,000	4,875,673
Bundesrepublik Deutschland Bundesanleihe 1.250%, 08/15/48 (EUR)	4,585,000	6,455,898
Canada Housing Trust 1.800%, 12/15/24 (144A) (CAD)	14,815,000	11,330,728
Colombia Government International Bonds
3.875%, 04/25/27	3,711,000	3,924,382
5.000%, 06/15/45	1,296,000	1,505,304
Costa Rica Government International Bonds
6.125%, 02/19/31 (144A)	581,000	618,039
7.000%, 04/04/44	2,439,000	2,567,047
7.158%, 03/12/45	1,689,000	1,798,785
Dominican Republic International Bonds
5.875%, 04/18/24	3,215,000	3,448,120
5.950%, 01/25/27	1,746,000	1,927,165
6.500%, 02/15/48	5,462,000	6,021,910
6.850%, 01/27/45	1,056,000	1,205,160
7.450%, 04/30/44	150,000	180,938
Dubai DOF Sukuk, Ltd. 5.000%, 04/30/29	1,232,000	1,409,398
Ecuador Government International Bonds
7.950%, 06/20/24	1,861,000	1,763,298
10.750%, 03/28/22	5,526,000	5,622,705
Egypt Government International Bonds
5.577%, 02/21/23	1,732,000	1,811,468
5.625%, 04/16/30 (EUR)	1,145,000	1,323,046
7.500%, 01/31/27	1,320,000	1,470,256

Sovereign—(Continued)
Egypt Government International Bonds
8.150%, 11/20/59 (144A)	200,000	213,516
8.500%, 01/31/47	5,197,000	5,765,448
El Salvador Government International Bonds
6.375%, 01/18/27	583,000	619,443
7.125%, 01/20/50 (144A)	552,000	587,538
7.750%, 01/24/23	3,015,000	3,308,962
8.625%, 02/28/29	850,000	1,020,000
European Financial Stability Facility 0.125%, 10/17/23 (EUR)	2,615,000	2,979,145
Finland Government Bond 0.500%, 09/15/29 (144A) (EUR)	5,210,000	6,099,454
French Republic Government Bonds OAT
1.250%, 05/25/34 (EUR)	4,391,900	5,518,054
1.500%, 05/25/50 (144A) (EUR)	2,485,000	3,213,605
2.000%, 05/25/48 (144A) (EUR)	4,807,527	6,926,043
Gabon Government International Bonds
6.375%, 12/12/24	617,900	645,203
6.950%, 06/16/25	2,724,000	2,867,577
Ghana Government International Bonds
7.625%, 05/16/29	490,000	498,992
8.125%, 03/26/32	650,000	661,444
8.950%, 03/26/51	1,583,000	1,617,541
Guatemala Government Bond 4.500%, 05/03/26	3,270,000	3,433,500
Honduras Government International Bond 7.500%, 03/15/24	3,575,000	3,977,187
Indonesia Government International Bond 4.125%, 01/15/25	5,170,000	5,542,964
Indonesia Treasury Bond 8.375%, 03/15/34 (IDR)	139,474,000,000	10,750,022
Iraq International Bond 6.752%, 03/09/23	4,271,000	4,364,005
Ireland Government Bond 1.000%, 05/15/26 (EUR)	3,555,000	4,268,302
Italy Buoni Poliennali Del Tesoro
0.950%, 03/01/23 (EUR)	5,060,000	5,797,650
1.200%, 04/01/22 (EUR)	2,670,000	3,071,166
1.850%, 05/15/24 (EUR)	7,925,000	9,411,604
2.450%, 09/01/33 (144A) (EUR)	3,060,000	3,733,465
3.350%, 03/01/35 (144A) (EUR)	7,974,000	10,671,785
3.850%, 09/01/49 (144A) (EUR)	4,360,000	6,328,970
4.500%, 05/01/23 (EUR)	4,525,000	5,780,970
Ivory Coast Government International Bonds
5.375%, 07/23/24	3,183,000	3,340,240
5.875%, 10/17/31 (144A) (EUR)	1,350,000	1,572,141
6.625%, 03/22/48 (EUR)	1,347,000	1,518,460
Jamaica Government International Bonds
7.625%, 07/09/25	3,530,000	4,191,875
7.875%, 07/28/45	4,733,000	6,389,550
Japan Government Ten Year Bond 0.100%, 09/20/29 (JPY)	741,950,000	6,905,451
Japan Government Thirty Year Bond 0.500%, 03/20/49 (JPY)	463,950,000	4,371,775

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Twenty Year Bonds
0.300%, 06/20/39 (JPY)	90,750,000	$838,528
0.500%, 09/20/36 (JPY)	5,051,400,000	48,757,133
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (a)	2,511,877,290	23,765,219
Kazakhstan Government International Bond 5.125%, 07/21/25	2,039,000	2,341,571
Kenya Government International Bond 6.875%, 06/24/24	3,800,000	4,109,145
Kingdom of Belgium Government Bonds
0.800%, 06/22/25 (144A) (EUR)	5,031,052	5,972,845
5.000%, 03/28/35 (144A) (EUR)	2,492,000	4,668,956
Lebanon Government International Bonds
6.000%, 01/27/23	8,153,000	3,737,335
6.200%, 02/26/25	461,000	203,780
Malaysia Government Bonds
3.885%, 08/15/29 (MYR)	19,944,000	5,098,750
4.059%, 09/30/24 (MYR)	48,625,000	12,327,831
4.498%, 04/15/30 (MYR)	8,253,000	2,189,730
Mexican Bonos
7.500%, 06/03/27 (MXN)	115,979,700	6,370,403
8.500%, 05/31/29 (MXN)	106,303,000	6,257,751
Mongolia Government International Bond 5.625%, 05/01/23	2,488,000	2,562,531
Netherlands Government Bonds
Zero Coupon, 01/15/24 (144A) (EUR)	12,110,000	13,840,085
0.250%, 07/15/29 (144A) (EUR)	16,080,000	18,561,565
Nigeria Government International Bonds
5.625%, 06/27/22	4,161,000	4,326,525
6.500%, 11/28/27	6,461,000	6,591,654
7.625%, 11/28/47	2,007,000	1,953,176
Oman Government International Bonds
4.750%, 06/15/26	7,279,000	7,379,086
6.000%, 08/01/29 (144A)	454,000	473,867
Pakistan Government International Bonds
6.875%, 12/05/27	2,998,000	3,119,659
8.250%, 09/30/25	271,000	303,059
Panama Government International Bond 3.160%, 01/23/30	2,580,000	2,657,400
4.500%, 05/15/47	1,155,000	1,372,718
8.875%, 09/30/27	3,275,000	4,679,189
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	611,416
Peruvian Government International Bond 5.625%, 11/18/50	2,165,000	3,163,628
Qatar Government International Bonds
4.500%, 04/23/28	3,018,000	3,455,670
4.817%, 03/14/49	980,000	1,212,750
5.103%, 04/23/48	400,000	513,638
Republic of Austria Government Bonds
0.500%, 02/20/29 (144A) (EUR)	5,200,000	6,085,705
0.750%, 10/20/26 (144A) (EUR)	3,755,000	4,481,298
0.750%, 02/20/28 (144A) (EUR)	3,865,000	4,619,771
2.400%, 05/23/34 (144A) (EUR)	638,000	927,082
Republic of Azerbaijan International Bond 4.750%, 03/18/24	1,847,000	1,977,742

Sovereign—(Continued)
Republic of Cameroon International Bond 9.500%, 11/19/25	2,742,000	3,073,513
Republic of South Africa Government International Bonds
5.000%, 10/12/46	1,321,000	1,210,786
5.650%, 09/27/47	2,243,000	2,181,318
5.750%, 09/30/49	4,050,000	3,944,376
8.000%, 01/31/30 (ZAR)	60,920,470	4,057,939
8.250%, 03/31/32 (ZAR)	67,325,813	4,410,059
8.750%, 02/28/48 (ZAR)	7,905,295	497,708
Russian Federal Bonds - OFZ
7.000%, 08/16/23 (RUB)	158,190,000	2,650,907
7.050%, 01/19/28 (RUB)	80,945,000	1,376,944
7.100%, 10/16/24 (RUB)	51,891,000	876,197
7.400%, 07/17/24 (RUB)	527,699,000	8,980,012
Russian Foreign Bond - Eurobonds
4.750%, 05/27/26	4,000,000	4,461,912
5.250%, 06/23/47	4,400,000	5,506,600
Saudi Government International Bonds
3.250%, 10/26/26	565,000	585,182
3.625%, 03/04/28	1,897,000	2,002,181
5.250%, 01/16/50	2,472,000	3,071,559
Senegal Government International Bonds
6.250%, 07/30/24	3,178,000	3,513,565
6.750%, 03/13/48	4,194,000	4,216,354
Spain Government Bonds
1.950%, 04/30/26 (144A) (EUR)	2,915,000	3,647,536
2.350%, 07/30/33 (144A) (EUR)	4,445,000	6,028,959
2.900%, 10/31/46 (144A) (EUR)	235,000	360,312
4.200%, 01/31/37 (144A) (EUR)	1,890,000	3,232,357
4.400%, 10/31/23 (144A) (EUR)	8,890,000	11,719,490
Sri Lanka Government International Bonds
6.850%, 11/03/25	5,505,000	5,504,555
7.850%, 03/14/29	644,000	651,919
Thailand Government Bond 2.875%, 12/17/28 (THB)	92,220,000	3,439,044
Turkey Government International Bond 4.875%, 04/16/43	6,931,000	5,711,144
Ukraine Government International Bonds
Zero Coupon, 05/31/40 (b)	1,965,000	1,879,031
6.750%, 06/20/26 (144A) (EUR)	442,000	556,478
7.750%, 09/01/24	7,670,000	8,369,995
United Kingdom Gilt
1.000%, 04/22/24 (GBP)	15,160,000	20,412,068
1.500%, 07/22/47 (GBP)	2,759,000	3,786,282
1.750%, 09/07/37 (GBP)	4,168,590	5,964,555
Uruguay Government International Bonds
4.975%, 04/20/55	1,232,005	1,451,671
5.100%, 06/18/50	755,000	905,774
Zambia Government International Bonds
8.500%, 04/14/24	929,000	638,334
8.970%, 07/30/27	1,720,000	1,182,541

		611,572,439

Total Foreign Government (Cost $599,239,424)		614,570,138

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—26.7%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	1,000,000	$1,031,240
TransDigm, Inc. 6.250%, 03/15/26 (144A)	570,000	617,088
United Technologies Corp. 1.150%, 05/18/24 (EUR)	848,000	984,893

		2,633,221

Agriculture—0.3%
Altria Group, Inc. 1.700%, 06/15/25 (EUR)	1,820,000	2,119,275
Reynolds American, Inc. 4.450%, 06/12/25	865,000	930,606

		3,049,881

Auto Manufacturers—0.3%
Dongfeng Motor Hong Kong International Co., Ltd. 1.150%, 10/23/21 (EUR)	337,000	384,171
Ford Motor Credit Co. LLC 3.021%, 03/06/24 (EUR)	1,290,000	1,529,558
Harley-Davidson Financial Services, Inc. 3.350%, 02/15/23 (144A)	1,160,000	1,185,957

		3,099,686

Auto Parts & Equipment—0.2%
Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 8.500%, 05/15/27 (144A)	1,000,000	1,062,500
Tenneco, Inc. 5.000%, 07/15/24 (EUR)	755,000	875,466

		1,937,966

Banks—7.3%
AIB Group plc 4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (b)	865,000	915,577
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	212,982
Banco Bilbao Vizcaya Argentaria S.A.
5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (b)	1,200,000	1,468,866
6.500%, 5Y H15 + 5.192%, 03/05/25 (b)	1,400,000	1,480,500
Banco Santander S.A. 5.179%, 11/19/25	1,000,000	1,119,373
Bangkok Bank PCL 3.733%, 5Y H15 + 1.900%, 09/25/34 (144A) (b)	955,000	965,452
Bank of China, Ltd. 4.000%, 03/08/28	3,492,000	3,730,839
Barclays plc
4.338%, 3M LIBOR + 1.356%, 05/16/24 (b)	1,155,000	1,217,038
7.875%, 5Y USD Swap + 6.772%, 03/15/22 (b)	379,000	408,373
BNP Paribas S.A.
3.375%, 01/23/26 (GBP)	705,000	1,017,630
4.375%, 09/28/25 (144A)	2,825,000	3,040,445
4.375%, 05/12/26 (144A)	200,000	214,550
4.625%, 03/13/27 (144A)	575,000	628,287

Banks—(Continued)
BPCE S.A. 5.150%, 07/21/24 (144A)	555,000	608,694
CaixaBank S.A. 6.750%, 5Y EUR Swap + 6.498%, 06/13/24 (EUR) (b)	800,000	1,007,287
Cooperatieve Rabobank UA 3.250%, 5Y EUR Swap + 3.702%, 12/29/26 (EUR) (b)	1,000,000	1,120,971
Credit Suisse AG 0.750%, 09/17/21 (EUR)	2,595,000	2,960,109
Credit Suisse Group AG 7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (b)	1,703,000	1,913,746
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 08/08/25 (GBP)	742,000	1,031,776
Danske Bank A/S
0.125%, 02/14/22 (EUR)	2,635,000	2,978,994
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (b)	977,000	987,882
5.875%, 5Y EUR Swap + 5.471%, 04/06/22 (EUR) (b)	1,287,000	1,544,682
Dexia Credit Local S.A. 0.625%, 01/21/22 (EUR)	3,100,000	3,541,189
DNB Boligkreditt 2.750%, 03/21/22 (EUR)	2,445,000	2,926,428
Goldman Sachs Group, Inc. (The)
4.250%, 01/29/26 (GBP)	596,000	891,221
5.000%, 3M LIBOR + 2.874%, 11/10/22 (b)	625,000	629,688
HSBC Holdings plc
4.250%, 03/14/24	575,000	610,521
4.750%, 5Y EUR Swap + 3.844%, 07/04/29 (EUR) (b)	2,849,000	3,599,183
ING Groep NV
3.000%, 02/18/26 (GBP)	1,100,000	1,554,439
6.500%, 5Y USD Swap + 4.446%, 04/16/25 (b)	201,000	217,261
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (b)	2,500,000	2,712,375
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	2,420,000	2,451,214
JPMorgan Chase & Co. 5.000%, SOFR + 3.380%, 08/01/24 (b)	1,036,000	1,077,440
Lloyds Banking Group plc 4.582%, 12/10/25	870,000	941,265
Morgan Stanley
1.750%, 03/11/24 (EUR)	1,270,000	1,512,944
1.875%, 03/30/23 (EUR)	1,255,000	1,487,608
National Bank of Canada 0.500%, 01/26/22 (EUR)	2,570,000	2,927,665
Nordea Bank Abp 6.125%, 5Y USD Swap + 3.388%, 09/23/24 (b)	903,000	961,126
Nordea Hypotek AB 1.000%, 09/18/24 (SEK)	27,700,000	3,019,008
Santander Holdings USA, Inc. 4.400%, 07/13/27	2,500,000	2,696,690
Santander UK plc 4.250%, 04/12/21 (EUR)	2,450,000	2,906,217
Skandinaviska Enskilda Banken AB 5.625%, 5Y USD Swap + 3.493%, 05/13/22 (b)	2,600,000	2,665,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Societe Generale S.A. 5.000%, 01/17/24 (144A)	1,135,000	$1,223,203
Standard Chartered plc
3.785%, 3M LIBOR + 1.560%, 05/21/25 (144A) (b)	777,000	808,313
3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (b)	580,000	600,253
UBS Group AG 6.875%, 5Y USD ICE Swap + 5.497%, 03/22/21 (b)	279,000	290,160
Wells Fargo & Co. 2.000%, 07/28/25 (GBP)	400,000	538,932
Zions Bancorp N.A. 4.500%, 06/13/23	570,000	602,531

		73,965,927

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.550%, 01/23/49	695,000	900,308

Biotechnology—0.1%
Amgen, Inc. 4.663%, 06/15/51	765,000	898,389

Building Materials—0.3%
Johnson Controls International plc 1.375%, 02/25/25 (EUR)	2,345,000	2,718,262

Chemicals—0.6%
Alpek S.A.B. de C.V. 4.250%, 09/18/29 (144A)	224,000	228,480
Braskem Netherlands Finance B.V.
4.500%, 01/10/28	949,000	944,502
4.500%, 01/31/30 (144A)	860,000	856,130
5.875%, 01/31/50 (144A)	664,000	659,850
CNAC HK Finbridge Co., Ltd. 4.125%, 07/19/27	2,525,000	2,649,360
Equate Petrochemical B.V. 3.000%, 03/03/22 (144A)	400,000	401,576

		5,739,898

Commercial Services—0.4%
Autopistas del Sol S.A. 7.375%, 12/30/30	736,856	747,916
DP World plc
2.375%, 09/25/26 (EUR)	510,000	614,619
5.625%, 09/25/48	665,000	767,809
Hertz Corp. (The) 6.250%, 10/15/22	1,000,000	1,011,250
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	505,000	594,781

		3,736,375

Computers—0.8%
Apple, Inc. 2.513%, 08/19/24 (CAD)	2,770,000	2,157,744
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (144A)	2,500,000	2,815,170

Computers—(Continued)
International Business Machines Corp. 0.875%, 01/31/25 (EUR)	2,075,000	2,406,640
Seagate HDD Cayman 4.750%, 01/01/25	443,000	473,180

		7,852,734

Cosmetics/Personal Care—0.1%
Unilever plc 1.500%, 07/22/26 (GBP)	1,105,000	1,475,293

Diversified Financial Services—0.9%
Capital One Financial Corp.
1.650%, 06/12/29 (EUR)	1,549,000	1,801,551
3.750%, 07/28/26	2,500,000	2,631,314
GE Capital International Funding Co. 3.373%, 11/15/25	2,500,000	2,602,096
Intercorp Peru, Ltd. 3.875%, 08/15/29 (144A)	303,000	299,973
Navient Corp. 6.625%, 07/26/21	560,000	592,200
Synchrony Financial 4.250%, 08/15/24	1,170,000	1,247,762

		9,174,896

Electric—1.8%
Abu Dhabi National Energy Co. PJSC 4.000%, 10/03/49 (144A)	1,200,000	1,243,500
AES Gener S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (b)	457,000	468,425
Colbun S.A. 3.950%, 10/11/27	200,000	208,252
Empresa de Transmision Electrica S.A. 5.125%, 05/02/49	454,000	516,430
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	897,000	932,167
Enel Americas S.A. 4.000%, 10/25/26	1,407,000	1,456,259
Enel Chile S.A. 4.875%, 06/12/28	571,000	630,955
Enel Generacion Chile S.A. 4.250%, 04/15/24	749,000	788,552
Infraestructura Energetica Nova S.A.B. de C.V. 4.875%, 01/14/48	1,095,000	1,042,988
Perusahaan Listrik Negara PT
3.875%, 07/17/29 (144A)	988,000	1,029,990
4.875%, 07/17/49 (144A)	1,331,000	1,440,807
5.450%, 05/21/28	1,537,000	1,767,550
6.150%, 05/21/48	1,141,000	1,439,371
Star Energy Geothermal Wayang Windu, Ltd. 6.750%, 04/24/33	860,200	909,760
State Grid Overseas Investment 2014, Ltd. 4.125%, 05/07/24	3,645,000	3,892,827

		17,767,833

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Energy-Alternate Sources—0.0%
Empresa Electrica Cochrane S.p.A. 5.500%, 05/14/27 (144A)	244,000	$254,370

Engineering & Construction—0.3%
Aeropuerto Internacional de Tocumen S.A. 6.000%, 11/18/48	1,900,000	2,353,644
Bioceanico Sovereign Certificate, Ltd. Zero Coupon, 06/05/34 (144A)	946,000	658,653
Rutas 2 and 7 Finance, Ltd. Zero Coupon, 09/30/36 (144A)	650,000	420,875

		3,433,172

Food—0.7%
BRF S.A. 4.875%, 01/24/30 (144A)	538,000	554,818
Cosan, Ltd. 5.500%, 09/20/29 (144A)	1,088,000	1,134,240
Kraft Heinz Foods Co.
3.750%, 04/01/30 (144A)	1,460,000	1,502,252
3.950%, 07/15/25	241,000	254,943
MARB BondCo plc 6.875%, 01/19/25	595,000	631,670
Marfrig Holdings Europe B.V. 8.000%, 06/08/23	935,000	972,409
Minerva Luxembourg S.A.
6.500%, 09/20/26	1,719,000	1,828,603
6.500%, 09/20/26 (144A)	600,000	638,256

		7,517,191

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.200%, 01/29/30 (144A)	609,000	610,827
5.500%, 04/30/49 (144A)	311,000	322,666
Inversiones CMPC S.A. 4.375%, 04/04/27	662,000	695,050
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/23	301,000	311,342
WEPA Hygieneprodukte GmbH 2.875%, 12/15/27 (144A) (EUR)	197,000	228,477

		2,168,362

Healthcare-Products—0.4%
Baxter International, Inc.
0.400%, 05/15/24 (EUR)	1,640,000	1,863,852
1.300%, 05/30/25 (EUR)	345,000	407,674
DH Europe Finance II Sarl 0.450%, 03/18/28 (EUR)	747,000	827,644
Medtronic Global Holdings SCA 0.375%, 03/07/23 (EUR)	1,040,000	1,179,107

		4,278,277

Healthcare-Services—0.1%
Centene Corp.
4.250%, 12/15/27 (144A)	186,000	191,347

Healthcare-Services—(Continued)
Centene Corp.
4.625%, 12/15/29 (144A)	243,000	256,086
CHS/Community Health Systems, Inc. 6.250%, 03/31/23	1,000,000	1,015,000

		1,462,433

Holding Companies-Diversified—0.2%
KOC Holding 6.500%, 03/11/25	2,190,000	2,304,537

Housewares—0.2%
Turkiye Sise ve Cam Fabrikalari 6.950%, 03/14/26	1,735,000	1,831,119

Insurance—0.9%
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (b)	236,000	325,276
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.000%, 01/23/27 (EUR)	1,100,000	1,570,238
Chubb INA Holdings, Inc.
0.300%, 12/15/24 (EUR)	704,000	789,147
0.875%, 06/15/27 (EUR)	452,000	516,302
Credit Agricole Assurances S.A. 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (b)	1,200,000	1,656,450
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.250%, 3M EURIBOR + 3.400%, 05/26/49 (EUR) (b)	1,200,000	1,571,251
Nationwide Mutual Insurance Co. 9.375%, 08/15/39 (144A)	567,000	961,950
Principal Financial Group, Inc. 4.700%, 3M LIBOR + 3.044%, 05/15/55 (b)	300,000	301,125
Prudential Financial, Inc.
5.200%, 3M LIBOR + 3.040%, 03/15/44 (b)	642,000	684,828
5.375%, 3M LIBOR + 3.031%, 05/15/45 (b)	226,000	244,322
Voya Financial, Inc. 5.650%, 3M LIBOR + 3.580%, 05/15/53 (b)	589,000	626,231

		9,247,120

Internet—0.2%
Baidu, Inc.
3.875%, 09/29/23	580,000	604,369
4.875%, 11/14/28	842,000	950,851

		1,555,220

Investment Company—0.2%
MDC-GMTN B.V. 4.500%, 11/07/28	1,356,000	1,539,320

Iron/Steel—0.4%
ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28	271,000	264,320

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
CSN Resources S.A. 7.625%, 02/13/23	1,062,000	$1,132,102
Gerdau Trade, Inc. 4.875%, 10/24/27	1,000,000	1,072,510
GUSAP III LP 4.250%, 01/21/30 (144A)	452,000	459,345
Usiminas International Sarl 5.875%, 07/18/26 (144A)	791,000	821,857

		3,750,134

Leisure Time—0.1%
Carnival plc 1.000%, 10/28/29 (EUR)	798,000	884,660

Machinery-Diversified—0.0%
Dover Corp. 0.750%, 11/04/27 (EUR)	226,000	251,678

Media—0.0%
Cable Onda S.A. 4.500%, 01/30/30 (144A)	304,000	320,112

Mining—0.8%
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29 (144A)	1,605,000	1,579,931
3.700%, 01/30/50	200,000	189,827
4.375%, 02/05/49	1,350,000	1,443,874
Glencore Finance Europe, Ltd. 1.750%, 03/17/25 (EUR)	1,280,000	1,488,298
Gold Fields Orogen Holdings BVI, Ltd. 5.125%, 05/15/24 (144A)	795,000	849,060
Nexa Resources S.A. 5.375%, 05/04/27	1,228,000	1,313,972
Stillwater Mining Co. 7.125%, 06/27/25	434,000	454,832
Vedanta Resources, Ltd. 6.125%, 08/09/24	990,000	901,097

		8,220,891

Miscellaneous Manufacturing—0.1%
General Electric Co. 0.875%, 05/17/25 (EUR)	1,155,000	1,301,583

Multi-National—1.0%
European Investment Bank
1.250%, 05/12/25 (SEK)	80,770,000	8,979,053
4.750%, 08/07/24 (AUD)	1,407,000	1,131,430

		10,110,483

Oil & Gas—3.7%
Apache Corp. 4.250%, 01/15/30	2,500,000	2,587,592
BG Energy Capital plc 5.125%, 12/01/25 (GBP)	655,000	1,050,004

Oil & Gas—(Continued)
Eni S.p.A. 4.250%, 05/09/29 (144A)	1,173,000	1,286,424
Gran Tierra Energy International Holdings, Ltd. 6.250%, 02/15/25	1,271,000	1,143,900
Gran Tierra Energy, Inc. 7.750%, 05/23/27 (144A)	879,000	821,874
Hess Corp. 4.300%, 04/01/27	100,000	106,637
Husky Energy, Inc. 4.400%, 04/15/29	31,000	33,343
KazMunayGas National Co. JSC
4.400%, 04/30/23	4,304,000	4,553,159
5.750%, 04/19/47	2,334,000	2,783,295
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A)	622,000	633,664
NAK Naftogaz Ukraine via Kondor Finance plc 7.625%, 11/08/26 (144A)	505,000	515,099
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24	1,079,000	1,252,082
Oil India, Ltd. 5.375%, 04/17/24	861,000	936,458
Pertamina Persero PT
5.625%, 05/20/43	1,588,000	1,850,755
6.000%, 05/03/42	325,000	396,169
6.450%, 05/30/44	299,000	383,867
6.500%, 05/27/41	744,000	944,143
Petrobras Global Finance B.V.
5.093%, 01/15/30 (144A)	1,094,000	1,172,232
6.750%, 01/27/41	960,000	1,113,725
6.850%, 06/05/15	551,000	629,661
Petroleos Mexicanos
6.500%, 03/13/27	2,524,000	2,679,781
6.750%, 09/21/47	1,283,000	1,285,412
6.840%, 01/23/30 (144A)	1,098,000	1,170,841
7.690%, 01/23/50 (144A)	1,077,000	1,175,373
PTTEP Treasury Center Co., Ltd. 3.903%, 12/06/59 (144A)	1,505,000	1,498,787
Sinopec Group Overseas Development 2015, Ltd. 3.250%, 04/28/25	2,972,000	3,064,166
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	860,006
Tengizchevroil Finance Co. International, Ltd. 4.000%, 08/15/26 (144A)	895,000	938,567
UGI International LLC 3.250%, 11/01/25 (EUR)	510,000	603,988

		37,471,004

Oil & Gas Services—0.1%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 4.080%, 12/15/47	910,000	930,376

Packaging & Containers—0.1%
Sealed Air Corp. 4.000%, 12/01/27 (144A)	607,000	614,588

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	247,000	$260,276

		874,864

Pharmaceuticals—0.9%
AbbVie, Inc.
2.950%, 11/21/26 (144A)	1,140,000	1,157,048
3.200%, 05/14/26	2,500,000	2,585,966
Allergan Funding SCS 2.625%, 11/15/28 (EUR)	796,000	1,026,481
CVS Health Corp. 4.100%, 03/25/25	580,000	622,132
Grifols S.A. 1.625%, 02/15/25 (144A) (EUR)	817,000	933,795
Mylan NV 3.950%, 06/15/26	2,700,000	2,812,062

		9,137,484

Pipelines—0.9%
Boardwalk Pipelines L.P. 4.800%, 05/03/29	1,095,000	1,169,747
Energy Transfer Operating L.P.
4.250%, 03/15/23	533,000	556,406
5.500%, 06/01/27	2,775,000	3,116,482
GNL Quintero S.A. 4.634%, 07/31/29	400,000	424,504
Peru LNG Srl 5.375%, 03/22/30	805,000	792,933
Southern Gas Corridor CJSC 6.875%, 03/24/26	1,139,000	1,348,849
Transportadora de Gas del Peru S.A. 4.250%, 04/30/28	215,000	229,783
Transportadora de Gas Internacional S.A. ESP 5.550%, 11/01/28	854,000	976,771

		8,615,475

Real Estate Investment Trusts—0.2%
WPC Eurobond B.V. 2.125%, 04/15/27 (EUR)	1,300,000	1,541,831

Semiconductors—0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	2,500,000	2,594,142
Broadcom, Inc. 4.250%, 04/15/26 (144A)	600,000	637,490
NXP B.V. / NXP Funding LLC 3.875%, 06/18/26 (144A)	624,000	661,214

		3,892,846

Software—0.3%
Fidelity National Information Services, Inc.
0.625%, 12/03/25 (EUR)	141,000	159,090
1.500%, 05/21/27 (EUR)	1,317,000	1,560,287

Software—(Continued)
Fiserv, Inc. 1.125%, 07/01/27 (EUR)	786,000	907,427

		2,626,804

Sovereign—0.1%
CBB International Sukuk Programme Co. SPC 4.500%, 03/30/27 (144A)	1,049,000	1,099,264

Telecommunications—0.6%
Altice France S.A. 7.375%, 05/01/26 (144A)	1,000,000	1,073,640
AT&T, Inc.
3.550%, 06/01/24	570,000	598,957
5.500%, 03/15/27 (GBP)	900,000	1,463,845
British Telecommunications plc 9.625%, 12/15/30	675,000	1,036,691
Kenbourne Invest S.A. 6.875%, 11/26/24 (144A)	430,000	448,017
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	1,455,000	1,540,816

		6,161,966

Transportation—0.1%
Lima Metro Line 2 Finance, Ltd.
4.350%, 04/05/36 (144A)	296,000	313,390
5.875%, 07/05/34	533,745	617,815
MV24 Capital B.V. 6.748%, 06/01/34 (144A)	381,605	403,090

		1,334,295

Total Corporate Bonds & Notes (Cost $260,284,201)		269,067,540

U.S. Treasury & Government Agencies—5.9%

Agency Sponsored Mortgage - Backed—3.9%
Connecticut Avenue Securities Trust (CMO)
3.792%, 1M LIBOR + 2.000%, 07/25/39 (144A) (b)	563,408	566,251
3.892%, 1M LIBOR + 2.100%, 09/25/39 (144A) (b)	644,172	650,248
3.892%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	460,000	464,322
3.942%, 1M LIBOR + 2.150%, 09/25/31 (144A) (b)	5,000,000	5,037,636
4.092%, 1M LIBOR + 2.300%, 08/25/31 (144A) (b)	5,000,000	5,046,170
4.192%, 1M LIBOR + 2.400%, 04/25/31 (144A) (b)	4,708,354	4,762,797
Fannie Mae Connecticut Avenue Securities (CMO)
3.892%, 1M LIBOR + 2.100%, 03/25/31 (b)	5,000,000	5,028,163
4.042%, 1M LIBOR + 2.250%, 07/25/30 (b)	5,000,000	5,065,767
4.192%, 1M LIBOR + 2.400%, 05/25/30 (b)	5,000,000	5,092,416
Freddie Mac STACR Trust (CMO)
3.658%, 1M LIBOR + 1.950%, 10/25/49 (144A) (b)	405,000	405,587
3.842%, 1M LIBOR + 2.050%, 07/25/49 (144A) (b)	165,721	166,489
4.442%, 1M LIBOR + 2.650%, 01/25/49 (144A) (b)	5,000,000	5,090,730

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 6.942%, 1M LIBOR + 5.150%, 11/25/28 (b)	1,910,000	$2,087,475

		39,464,051

U.S. Treasury—2.0%
U.S. Treasury Inflation Indexed Bond 1.000%, 02/15/49 (a)	4,479,076	4,975,549
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/26 (a) (c)	3,086,399	3,095,881
U.S. Treasury Notes
1.625%, 08/15/29 (c)	8,874,800	8,638,919
2.250%, 02/15/27	3,400,000	3,491,280

		20,201,629

Total U.S. Treasury & Government Agencies (Cost $60,031,250)		59,665,680

Asset-Backed Securities—1.5%

Asset-Backed - Automobile—0.1%
Hertz Vehicle Financing II L.P. 5.310%, 10/25/23 (144A)	1,000,000	1,048,248

Asset-Backed - Other—1.4%
Black Diamond CLO, Ltd. 3.708%, 3M LIBOR + 1.430%, 07/23/32 (144A) (b)	2,121,980	2,111,612
CIFC Funding, Ltd. 3.186%, 3M LIBOR + 1.220%, 07/20/30 (144A) (b)	3,000,000	2,994,051
Marlette Funding Trust
3.690%, 03/15/28 (144A)	1,000,000	1,006,320
4.370%, 07/17/28 (144A)	500,000	508,092
Octagon Investment Partners, Ltd. 3.286%, 3M LIBOR + 1.320%, 03/17/30 (144A) (b)	3,000,000	3,005,781
OZLM, Ltd. 3.536%, 3M LIBOR + 1.550%, 04/15/31 (144A) (b)	3,000,000	2,912,709
Sofi Consumer Loan Program LLC 4.550%, 09/25/28 (144A) (b)	750,000	768,356
Vibrant CLO XI, Ltd. 3.469%, 3M LIBOR + 1.370%, 07/20/32 (144A) (b)	1,300,000	1,295,688

		14,602,609

Total Asset-Backed Securities (Cost $15,687,598)		15,650,857

Mortgage-Backed Securities—0.7%

Collateralized Mortgage Obligations—0.3%
Bellemeade Re, Ltd.
3.392%, 1M LIBOR + 1.600%, 07/25/29 (144A) (b)	766,877	767,693
4.292%, 1M LIBOR + 2.500%, 10/25/29 (144A) (b)	228,716	229,581
4.642%, 1M LIBOR + 2.850%, 10/25/29 (144A) (b)	486,000	490,002
Mortgage Insurance-Linked Note 3.674%, 1M LIBOR + 1.900%, 11/26/29 (144A) (b)	331,594	332,797

Collateralized Mortgage Obligations—(Continued)
PMT Credit Risk Transfer Trust
4.555%, 1M LIBOR + 2.750%, 05/27/23 (144A) (b) (d)	905,006	910,648
4.614%, 1M LIBOR + 2.700%, 10/27/22 (144A) (b) (d)	143,803	144,475

		2,875,196

Commercial Mortgage-Backed Securities—0.4%
BFLD Trust 3.580%, 1M LIBOR + 1.840%, 10/15/34 (144A) (b)	328,000	327,478
Commercial Mortgage Trust 4.318%, 12/10/45 (144A) (b)	1,285,000	1,253,612
Great Wolf Trust 3.655%, 1M LIBOR + 1.933%, 12/15/29 (144A) (b)	2,682,000	2,677,719

		4,258,809

Total Mortgage-Backed Securities (Cost $7,113,431)		7,134,005

Short-Term Investments—4.3%

Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $41,562,106; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $42,396,345.	41,560,720	41,560,720

U.S. Treasury—0.2%
U.S. Treasury Bill 1.528%, 02/06/20 (e)	2,000,000	1,997,103

Total Short-Term Investments (Cost $43,557,665)		43,557,823

Total Investments—100.0% (Cost $985,913,569)		1,009,646,043
Other assets and liabilities (net)—0.0%		(46,927)

Net Assets—100.0%		$1,009,599,116

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2019, the market value of securities pledged was $3,979,397.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $1,055,123, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $250,467,732, which is 24.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
PMT Credit Risk Transfer Trust, 4.555%, 05/27/23	06/07/19	$905,006	$905,006	$910,648
PMT Credit Risk Transfer Trust, 4.614%, 10/27/22	10/11/19	143,803	143,803	144,475

				$1,055,123

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	74,745	JPMC	01/23/20	USD	50,845	$1,634
BRL	10,420,827	CBNA	01/03/20	USD	2,585,364	5,141
BRL	10,420,827	CSI	01/03/20	USD	2,469,566	120,940
BRL	10,420,827	CBNA	02/04/20	USD	2,548,129	40,002
CAD	1,729	JPMC	01/23/20	USD	1,299	32
CAD	249,235	JPMC	01/23/20	USD	187,284	4,672
CLP	2,646,137	MSC	01/15/20	USD	3,577	(57)
CZK	88,723	JPMC	01/09/20	USD	3,783	131
EUR	1,861,659	CBNA	01/16/20	USD	2,058,786	31,125
EUR	177,981	JPMC	01/16/20	USD	197,986	1,816
EUR	213,872	JPMC	01/16/20	USD	239,466	627
EUR	214,227	JPMC	01/16/20	USD	239,515	977
EUR	448,770	JPMC	01/16/20	USD	498,175	5,617
EUR	18,983,705	JPMC	01/16/20	USD	21,073,241	237,999
EUR	1,003,597	MSC	01/16/20	USD	1,118,106	8,540
EUR	2,495,215	MSC	01/16/20	USD	2,784,930	16,215
EUR	12,324,442	MSC	01/16/20	USD	13,695,304	140,201
EUR	822,906	SCB	01/16/20	USD	919,405	4,395
EUR	931,942	SCB	01/16/20	USD	1,038,497	7,707
EUR	2,698,942	SCB	01/16/20	USD	3,002,354	27,498
EUR	5,654,869	SCB	01/16/20	USD	6,300,191	48,004
GBP	2,913,134	JPMC	01/10/20	USD	3,774,175	85,348
GBP	9,442,460	SCB	01/10/20	USD	12,298,238	211,792
JPY	187,857,047	JPMC	01/30/20	USD	1,736,598	(5,471)
JPY	165,874,977	MSC	01/30/20	USD	1,530,953	(2,394)
MXN	4,373,401	JPMC	01/07/20	USD	229,350	1,832
NZD	10,650	JPMC	01/17/20	USD	6,802	369
RUB	1,631,926	JPMC	01/17/20	USD	25,356	912
SGD	4,110,012	SCB	01/16/20	USD	3,018,856	37,262

Contracts to Deliver
AUD	6,472,591	JPMC	01/23/20	USD	4,470,813	(73,641)
AUD	1,655,842	SCB	01/23/20	USD	1,124,865	(37,714)
BRL	10,420,827	CBNA	01/03/20	USD	2,551,310	(39,195)
BRL	10,420,827	CSI	01/03/20	USD	2,585,364	(5,142)
CAD	16,809,887	CBNA	01/23/20	USD	12,632,127	(314,474)
CAD	1,610,353	CBNA	01/23/20	USD	1,210,132	(30,126)
EUR	192,269,679	CBNA	01/16/20	USD	212,018,756	(3,824,531)
EUR	2,416,467	CBNA	01/16/20	USD	2,664,675	(48,067)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	870,162	JPMC	01/16/20	USD	966,309	$(10,540)
EUR	197,148	JPMC	01/16/20	USD	219,353	(1,967)
EUR	132,612	JPMC	01/16/20	USD	146,657	(2,214)
EUR	24,649,167	MSC	01/16/20	USD	27,186,241	(485,086)
EUR	16,625,619	MSC	01/16/20	USD	18,372,653	(291,384)
EUR	5,176,177	MSC	01/16/20	USD	5,762,519	(48,294)
EUR	2,731,029	MSC	01/16/20	USD	3,012,127	(53,746)
EUR	1,336,703	MSC	01/16/20	USD	1,480,914	(19,677)
EUR	16,720,879	SCB	01/16/20	USD	18,589,166	(181,809)
GBP	1,157,063	JPMC	01/10/20	USD	1,488,290	(44,668)
GBP	469,212	JPMC	01/10/20	USD	604,778	(16,867)
GBP	309,608	JPMC	01/10/20	USD	398,976	(11,215)
GBP	256,146	JPMC	01/10/20	USD	335,477	(3,883)
GBP	133,715	JPMC	01/10/20	USD	172,455	(4,700)
GBP	132,170	JPMC	01/10/20	USD	170,640	(4,468)
GBP	113,727	JPMC	01/10/20	USD	151,816	1,142
GBP	63,647	JPMC	01/10/20	USD	82,509	(1,815)
GBP	38,003,466	SCB	01/10/20	USD	48,983,808	(1,365,837)
GBP	2,342,103	SCB	01/10/20	USD	3,018,807	(84,175)
GBP	402,547	SCB	01/10/20	USD	518,762	(14,561)
HUF	2,464,319	JPMC	01/09/20	USD	8,145	(210)
IDR	115,348,234,493	CBNA	02/27/20	USD	8,131,705	(134,503)
IDR	24,992,691,640	CBNA	02/27/20	USD	1,761,910	(29,143)
IDR	14,925,164,076	CBNA	02/27/20	USD	1,052,179	(17,404)
JPY	9,531,373,868	GSI	01/30/20	USD	88,195,563	362,723
JPY	133,955,693	GSI	01/30/20	USD	1,239,517	5,098
KRW	8,858,330	CBNA	02/06/20	USD	7,576	(89)
MXN	118,769,046	CBNA	01/07/20	USD	6,131,954	(146,271)
MXN	121,607,084	GSI	01/07/20	USD	6,292,162	(136,084)
MXN	748,694	JPMC	01/07/20	USD	38,676	(900)
MYR	48,625,000	GSI	02/13/20	USD	11,547,961	(326,416)
MYR	4,568,382	GSI	02/13/20	USD	1,084,354	(31,259)
MYR	4,341,713	GSI	02/13/20	USD	1,034,234	(26,026)
MYR	3,848,940	GSI	02/13/20	USD	915,216	(24,707)
MYR	10,801,253	MSC	02/13/20	USD	2,565,009	(72,691)
MYR	9,229,678	MSC	02/13/20	USD	2,186,609	(67,307)
PLN	15,704	JPMC	01/09/20	USD	3,993	(146)
RUB	385,404,934	JPMC	01/17/20	USD	5,988,268	(215,305)
RUB	349,985,040	JPMC	01/17/20	USD	5,441,437	(192,009)
SEK	143,138,547	GSI	01/08/20	USD	14,891,651	(394,653)
SGD	37,824	JPMC	01/16/20	USD	27,781	(344)
SGD	4,064,565	SCB	01/16/20	USD	2,985,336	(36,988)
THB	94,869,947	JPMC	01/16/20	USD	3,138,936	(29,310)
ZAR	42,998,620	GSI	01/23/20	USD	2,892,114	(169,818)
ZAR	438,621	JPMC	01/23/20	USD	29,456	(1,778)
ZAR	60,196,430	MSC	01/23/20	USD	4,037,386	(249,202)
ZAR	14,663,110	SCB	01/23/20	USD	997,905	(46,255)

Net Unrealized Depreciation						$(7,966,785)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 3 Year Treasury Bond Futures	03/16/20	156	AUD	17,942,133	$(81,982)
Canada Government Bond 10 Year Futures	03/20/20	103	CAD	14,160,440	(72,635)
Euro-Bund Futures	03/06/20	198	EUR	33,757,020	(435,060)
Euro-Buxl 30 Year Bond Futures	03/06/20	11	EUR	2,182,180	(75,527)
U.S. Treasury Long Bond Futures	03/20/20	61	USD	9,510,281	(184,338)
U.S. Treasury Note 10 Year Futures	03/20/20	87	USD	11,172,703	(62,269)
U.S. Treasury Note Ultra 10 Year Futures	03/20/20	21	USD	2,954,766	(44,654)

Futures Contracts—Short
Euro-Bobl Futures	03/06/20	(69)	EUR	(9,220,470)	28,165
U.S. Treasury Note 2 Year Futures	03/31/20	(231)	USD	(49,780,500)	21,370
U.S. Treasury Note 5 Year Futures	03/31/20	(144)	USD	(17,079,750)	59,720
U.S. Treasury Ultra Long Bond Futures	03/20/20	(3)	USD	(544,969)	14,527

Net Unrealized Depreciation					$(832,683)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	3M CDOR	Semi-Annually	1.980%	Semi-Annually	05/22/24	CAD	24,970,000	$(50,995)	$15	$(51,010)
Pay	1 Day CDI	Maturity	6.173%	Maturity	01/02/25	BRL	69,000,000	(53,528)	—	(53,528)
Pay	7 Day CNRR	Quarterly	2.855%	Quarterly	11/22/24	CNY	216,130,000	(172,403)	—	(172,403)
Receive	3M LIBOR	Semi-Annually	2.200%	Quarterly	05/24/24	USD	9,310,000	(193,924)	—	(193,924)
Receive	3M LIBOR	Semi-Annually	2.288%	Quarterly	05/24/21	USD	22,930,000	(178,111)	—	(178,111)
Receive	1 Day CDI	Maturity	5.180%	Maturity	01/03/22	BRL	138,000,000	29,185	—	29,185

Totals								$(619,776)	$15	$(619,791)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.NA.HY.S33.V1	(5.000%)	Quarterly	12/20/24	3.020%	USD	29,700	$(2,862)	$(2,023)	$(839)
Republic of South Africa Government International Bond 5.500%, 09/03/20	(1.000%)	Quarterly	12/20/24	1.634%	USD	8,250,000	239,175	331,923	(92,748)
Turkey Government International Bond 11.875%, due 01/15/30	(1.000%)	Quarterly	12/20/24	2.823%	USD	7,730,000	620,714	914,269	(293,555)

Totals							$857,027	$1,244,169	$(387,142)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Republic of South Africa Government International Bonds 5.500%, 09/03/20	(1.000%)	Quarterly	12/20/24	BBP	1.634%	USD	1,945,000	$56,387	$80,631	$(24,244)
Republic of South Africa Government International Bonds 5.500%, 09/03/20	(1.000%)	Quarterly	12/20/24	BBP	1.634%	USD	1,945,000	56,386	80,631	(24,245)

Totals								$112,773	$161,262	$(48,489)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	CGM	9.897%	USD	5,000,000	$(566,207)	$(995,563)	$429,356
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	9.897%	USD	5,000,000	(566,207)	(1,035,928)	469,721
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	9.897%	USD	2,500,000	(283,103)	(506,514)	223,411
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	9.897%	USD	5,000,000	(566,207)	(1,031,374)	465,167
CMBX.NA.BBB-6	3.000%	Monthly	05/11/63	CGM	5.075%	USD	11,500,000	(587,573)	(1,025,922)	438,349
CMBX.NA.BBB-6	3.000%	Monthly	05/11/63	JPMC	5.075%	USD	9,000,000	(459,840)	(956,702)	496,862

Totals								$(3,029,137)	$(5,552,003)	$2,522,866

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNY)—	Chinese Yuan
(CZK)—	Czech Koruna
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$614,570,138	$—	$614,570,138
Total Corporate Bonds & Notes*	—	269,067,540	—	269,067,540
Total U.S. Treasury & Government Agencies*	—	59,665,680	—	59,665,680
Total Asset-Backed Securities*	—	15,650,857	—	15,650,857
Total Mortgage-Backed Securities*	—	7,134,005	—	7,134,005
Total Short-Term Investments*	—	43,557,823	—	43,557,823
Total Investments	$—	$1,009,646,043	$—	$1,009,646,043

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,409,751	$—	$1,409,751
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(9,376,536)	—	(9,376,536)
Total Forward Contracts	$—	$(7,966,785)	$—	$(7,966,785)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$123,782	$—	$—	$123,782
Futures Contracts (Unrealized Depreciation)	(956,465)	—	—	(956,465)
Total Futures Contracts	$(832,683)	$—	$—	$(832,683)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$29,185	$—	$29,185
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,036,118)	—	(1,036,118)
Total Centrally Cleared Swap Contracts	$—	$(1,006,933)	$—	$(1,006,933)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$112,773	$—	$112,773
OTC Swap Contracts at Value (Liabilities)	—	(3,029,137)	—	(3,029,137)
Total OTC Swap Contracts	$—	$(2,916,364)	$—	$(2,916,364)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$1,009,646,043
Cash	12,250
Cash denominated in foreign currencies (b)	2,796,993
Cash collateral (c)	2,409,438
OTC swap contracts at market value (d)	112,773
Unrealized appreciation on forward foreign currency exchange contracts	1,409,751
Receivable for:
Fund shares sold	9,510
Interest	10,092,870
Interest on OTC swap contracts	28,972
Prepaid expenses	3,462

Total Assets	1,026,522,062
Liabilities
OTC swap contracts at market value (e)	3,029,137
Unrealized depreciation on forward foreign currency exchange contracts	9,376,536
Payables for:
Investments purchased	3,524,897
Fund shares redeemed	34
Foreign taxes	70,284
Variation margin on futures contracts	91,012
Variation margin on centrally cleared swap contracts	70,932
Interest on OTC swap contracts	1,297
Accrued Expenses:
Management fees	434,831
Distribution and service fees	305
Deferred trustees’ fees	17,816
Other expenses	305,865

Total Liabilities	16,922,946

Net Assets	$1,009,599,116

Net Assets Consist of:
Paid in surplus	$960,984,309
Distributable earnings (Accumulated losses) (f)	48,614,807

Net Assets	$1,009,599,116

Net Assets
Class A	$1,007,914,051
Class B	1,685,065
Capital Shares Outstanding*
Class A	96,044,015
Class B	160,668
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.49
Class B	10.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $985,913,569.
(b)	Identified cost of cash denominated in foreign currencies was $2,760,185.
(c)	Includes collateral of $934,281 for futures contracts and $1,475,157 for centrally cleared swap contracts.
(d)	Premium paid on OTC swap contracts was $161,262.
(e)	Premium received on OTC swap contracts was $5,552,003.
(f)	Includes foreign capital gains tax of $70,284.

Statement of Operations

Period Ended December 31, 2019 (a)

Investment Income
Interest (b)	$22,374,184

Total investment income	22,374,184
Expenses
Management fees	3,473,662
Administration fees	36,552
Custodian and accounting fees	217,489
Distribution and service fees—Class B	1,019
Audit and tax services	94,661
Legal	115,569
Trustees’ fees and expenses	37,175
Shareholder reporting	45,000
Insurance	3,690
Miscellaneous	12,701

Total expenses	4,037,518

Net Investment Income	18,336,666

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments (c)	14,917,525
Futures contracts	(2,947,783)
Swap contracts	(274,373)
Foreign currency transactions	1,663,575
Forward foreign currency transactions	472,854

Net realized gain	13,831,798

Net change in unrealized appreciation (depreciation) on:
Investments (d)	23,662,190
Futures contracts	(832,683)
Swap contracts	1,467,444
Foreign currency transactions	116,177
Forward foreign currency transactions	(7,966,785)

Net change in unrealized appreciation	16,446,343

Net realized and unrealized gain	30,278,141

Net Increase in Net Assets From Operations	$48,614,807

(a)	Commencement of operations was April 29, 2019.
(b)	Net of foreign withholding taxes of $156,230.
(c)	Net of foreign capital gains tax of $44,125.
(d)	Includes change in foreign capital gains tax of $(70,284).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2019(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,336,666
Net realized gain	13,831,798
Net change in unrealized appreciation	16,446,343

Increase in net assets from operations	48,614,807

Increase in net assets from capital share transactions	960,984,309

Total increase in net assets	1,009,599,116

Net Assets
Beginning of period	—

End of period	$1,009,599,116

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2019(a)
	Shares	Value
Class A
Sales	98,769,029	$987,717,046
Redemptions	(2,725,014)	(28,402,821)

Net increase	96,044,015	$959,314,225

Class B
Sales	170,865	$1,776,239
Redemptions	(10,197)	(106,155)

Net increase	160,668	$1,670,084

Increase derived from capital shares transactions		$960,984,309

(a)	Commencement of operations was April 29, 2019.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended December 31, 2019(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.19
Net realized and unrealized gain	0.30

Total income (loss) from investment operations	0.49

Net Asset Value, End of Period	$10.49

Total Return (%) (c)	4.90	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	(e)
Ratio of net investment income to average net assets (%)	2.69	(e)
Portfolio turnover rate (%)	68	(e)
Net assets, end of period (in millions)	$1,007.9

	Class B
	Period Ended December 31, 2019(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18
Net realized and unrealized gain	0.31

Total income (loss) from investment operations	0.49

Net Asset Value, End of Period	$10.49

Total Return (%) (c)	4.90	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	(e)
Ratio of net investment income to average net assets (%)	2.55	(e)
Portfolio turnover rate (%)	68	(e)
Net assets, end of period (in millions)	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”) (commenced operations on April 29, 2019), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO,

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adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $41,560,720, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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Notes to Financial Statements—December 31, 2019—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is

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not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The

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Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$29,185	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$648,976
	Unrealized appreciation on futures contracts (b) (c)	123,782	Unrealized depreciation on futures contracts (b) (c)	956,465
Credit	OTC swap contracts at market value (d)	112,773	OTC swap contracts at market value (d)	3,029,137
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	387,142
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,409,751	Unrealized depreciation on forward foreign currency exchange contracts	9,376,536

Total		$1,675,491		$14,398,256

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $28,972 and OTC swap interest payable of $1,297.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$112,773	$—	$—	$112,773
Citibank N.A.	76,268	(76,268)	—	—
Credit Suisse International	120,940	(5,142)	—	115,798
Goldman Sachs International	367,821	(367,821)	—	—
JPMorgan Chase Bank N.A.	343,108	(343,108)	—	—
Morgan Stanley & Co.	164,956	(164,956)	—	—
Standard Chartered Bank	336,658	(336,658)	—	—

	$1,522,524	$(1,293,953)	$—	$228,571

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$4,583,803	$(76,268)	$—	$4,507,535
Citigroup Global Markets, Inc.	1,153,780	—	(1,153,780)	—
Credit Suisse International	5,142	(5,142)	—	—
Goldman Sachs International	1,675,170	(367,821)	(739,800)	567,549
JPMorgan Chase Bank N.A.	1,930,601	(343,108)	(1,587,493)	—
Morgan Stanley & Co.	1,289,838	(164,956)	—	1,124,882
Standard Chartered Bank	1,767,339	(336,658)	—	1,430,681

	$12,405,673	$(1,293,953)	$(3,481,073)	$7,630,647

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the period ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$472,854	$472,854
Futures contracts	(2,947,783)	—	—	(2,947,783)
Swap contracts	(561,834)	287,461	—	(274,373)

	$(3,509,617)	$287,461	$472,854	$(2,749,302)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(7,966,785)	$(7,966,785)
Futures contracts	(832,683)	—	—	(832,683)
Swap contracts	(619,791)	2,087,235	—	1,467,444

	$(1,452,474)	$2,087,235	$(7,966,785)	$(7,332,024)

For the period ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$847,066,296
Futures contracts long	86,677,830
Futures contracts short	(88,036,334)
Swap contracts	107,488,912

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

BHFTI-28

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearing house rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$102,613,876	$1,466,983,826	$38,465,525	$599,518,977

BHFTI-29

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the period ended December 31, 2019	% per annum	Average Daily Net Assets
$3,473,662	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the period ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-30

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$988,293,511

Gross unrealized appreciation	48,588,583
Gross unrealized depreciation	(28,705,081)

Net unrealized appreciation (depreciation)	$19,883,502

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$28,769,613	$—	$19,863,010	$—	$48,632,623

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-31

Brighthouse Funds Trust I

AB International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AB International Bond Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the AB International Bond Portfolio of the Fund as of December 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 29, 2019 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-36

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

AB International Bond Portfolio: The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

The Board reviewed the Portfolio’s since inception (beginning April 29, 2019) and recent performance. The Board noted that a Broadridge report and a JDL report were not available for the Portfolio in consideration of its short operational history.

The Board gave consideration to the level and method of computing the fees payable under the Agreements. In addition, the Independent Trustees recalled its prior examination of the fees paid by the Portfolio in light of fees paid to other investment managers by comparable funds.

BHFTI-37

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2019, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 19.88% and 19.53%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019—will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities. For the one-year period ended December 31, 2019, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outpaced the benchmark due to overweights to High Yield bonds and U.S. Large Cap equities, underweights to Foreign Developed bonds and Emerging Markets equity, and strong performance by the underlying International equity funds.

Domestic Equity funds detracted from relative performance, as all six underlying funds underperformed their respective benchmarks in 2019. A common thread was relatively high levels of cash (between 5%-14%), which was a strong headwind in an equity bull market that saw the S&P 500 Index return 31.5% during the year. The lowest relative performer was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by 9.8% for the year. The primary drivers of underperformance were overweights to Cash, Energy and Healthcare, and an underweight to the Technology sector. Security selection within the Healthcare, Energy and Technology sectors did not help. The American Funds American Mutual Fund didn’t do much better, as it underperformed its benchmark by 9.4%. An increasingly large Cash position, which ended the year at more than 12%, was a significant detractor from performance, but an overweight to Energy, an underweight to

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Technology, and security selection within the Communication Services, Healthcare, Technology and Financial sectors, all hampered performance as well. The best-performing Domestic Equity fund was the American Funds IS Growth Fund, which underperformed its benchmark by 0.4%. The underperformance was primarily a result of overweights to Cash, Energy and Healthcare, and security selection within the Consumer Discretionary, Healthcare, Financials and Materials sectors.

Performance by the Non-U.S. Equity funds was opposite that of Domestic Equity funds, as all four underlying funds outperformed their respective benchmarks. The biggest contribution to relative returns was delivered by the American Funds IS Global Small Cap Fund, which outperformed its benchmark by 7.2% for the year, despite holding more than 7% in cash. The main drivers of performance were overweights to Technology and Healthcare, an underweight to Energy, and security selection within the Industrials, Technology, Consumer Discretionary, Healthcare and Financials sectors. Another strong performer was the American Funds IS New World Fund, which outperformed its benchmark by 2.9%. The fund experienced positive contribution from security selection within all eleven industry sectors, except for Utilities. From the perspective of sector weighting, the fund was almost as successful, with overweights to Cash, Energy and Materials being the only detractors.

Contribution from the underlying Fixed Income funds was mixed, but overall positive. The American Funds IS Global Bond Fund was the strongest relative performer, outperforming its benchmark by 1.2% over the year. The fund’s underweight allocation to the euro was a significant contributor to return, as were overweights to Greek, Mexican and Romanian sovereign bonds. The American Funds IS Bond Fund also outperformed its benchmark. Its 1.0% outperformance was primarily a result of overweights to both Investment Grade and High Yield corporate bonds, but a longer-than-benchmark duration was beneficial as well. The American Funds IS High-Income Fund, on the other hand, underperformed its benchmark by 1.5%. Security selection within Energy, Communications and Capital Goods were the biggest detractors from performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	19.88	7.76	8.73
Class C	19.53	7.43	8.41
Dow Jones Moderate Index	18.60	6.61	7.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.4
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	10.5
American Funds Growth Fund (Class 1)	9.2
American Funds Growth-Income Fund (Class 1)	9.2
American Funds International Growth and Income Fund (Class 1)	8.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.1
American Funds International Fund (Class 1)	6.1

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	51.0
Investment Grade Fixed Income	22.9
International Developed Market Equities	14.3
High Yield Fixed Income	3.9
Global Equities	3.1
Global Fixed Income	2.9
Emerging Market Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.74%	$1,000.00	$1,068.90	$3.86
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class C (a)	Actual	1.04%	$1,000.00	$1,067.40	$5.42
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,179,183	$380,092,207
American Funds American Mutual Fund (Class R-6)	8,676,520	377,688,916
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	27,980,347	379,413,512
American Funds Bond Fund (Class 1) (a)	51,886,831	579,575,901
American Funds Fundamental Investors Fund (Class R-6)	6,121,886	379,801,786
American Funds Global Bond Fund (Class 1) (a)	11,069,402	134,161,156
American Funds Global Small Capitalization Fund (Class 1) (a)	5,307,860	142,250,643
American Funds Growth Fund (Class 1)	5,261,371	427,328,531
American Funds Growth-Income Fund (Class 1)	8,409,950	426,468,551
American Funds High-Income Bond Fund (Class 1) (a)	18,609,079	183,671,613
American Funds International Fund (Class 1) (a)	13,621,750	284,149,708
American Funds International Growth and Income Fund (Class 1) (a)	21,013,535	382,026,058

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,670,768	94,852,644
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	39,513,488	487,596,437

Total Mutual Funds (Cost $4,120,926,384)		4,659,077,663

Total Investments—100.1% (Cost $4,120,926,384)		4,659,077,663
Other assets and liabilities (net)—(0.1)%		(2,623,199)

Net Assets—100.0%		$4,656,454,464

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,659,077,663	$—	$—	$4,659,077,663
Total Investments	$4,659,077,663	$—	$—	$4,659,077,663

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$2,086,232,635
Affiliated investments at value (b)	2,572,845,028
Receivable for:
Investments sold	672,566
Affiliated investments sold	487,680
Fund shares sold	253,529
Prepaid expenses	13,316

Total Assets	4,660,504,754
Liabilities
Payables for:
Affiliated investments purchased	8,006
Fund shares redeemed	1,405,770
Accrued Expenses:
Management fees	227,923
Distribution and service fees	2,154,119
Deferred trustees’ fees	153,931
Other expenses	100,541

Total Liabilities	4,050,290

Net Assets	$4,656,454,464

Net Assets Consist of:
Paid in surplus	$3,791,698,646
Distributable earnings (Accumulated losses)	864,755,818

Net Assets	$4,656,454,464

Net Assets
Class B	$10,724,007
Class C	4,645,730,457
Capital Shares Outstanding*
Class B	1,032,252
Class C	450,893,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.39
Class C	10.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,691,816,457.
(b)	Identified cost of affiliated investments was $2,429,109,927.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying Portfolios	$31,039,723
Dividends from Affiliated Underlying Portfolios	64,178,674

Total investment income	95,218,397
Expenses
Management fees	2,641,160
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	24,978
Distribution and service fees—Class C	24,872,806
Audit and tax services	32,414
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	77,121
Insurance	31,343
Miscellaneous	32,888

Total expenses	27,873,462

Net Investment Income	67,344,935

Net Realized and Unrealized Gain
Net realized gain on :
Investments	64,440,214
Affiliated investments	16,549,996
Capital gain distributions from Underlying Portfolios	134,531,354
Capital gain distributions from affiliated investments	47,799,973

Net realized gain	263,321,537

Net change in unrealized appreciation on:
Investments	248,370,342
Affiliated investments	226,553,324

Net change in unrealized appreciation	474,923,666

Net realized and unrealized gain	738,245,203

Net Increase in Net Assets From Operations	$805,590,138

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$67,344,935	$64,755,187
Net realized gain	263,321,537	338,826,738
Net change in unrealized appreciation (depreciation)	474,923,666	(588,675,908)

Increase (decrease) in net assets from operations	805,590,138	(185,093,983)

From Distributions to Shareholders
Class B	(910,094)	(717,480)
Class C	(402,386,185)	(321,515,220)

Total distributions	(403,296,279)	(322,232,700)

Decrease in net assets from capital share transactions	(33,887,078)	(175,198,282)

Total increase (decrease) in net assets	368,406,781	(682,524,965)

Net Assets
Beginning of period	4,288,047,683	4,970,572,648

End of period	$4,656,454,464	$4,288,047,683

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	111,978	$1,117,318	121,702	$1,292,970
Reinvestments	95,498	910,094	70,066	717,480
Redemptions	(105,106)	(1,045,664)	(172,040)	(1,764,247)

Net increase	102,370	$981,748	19,728	$246,203

Class C
Sales	9,762,264	$96,925,459	12,637,835	$129,289,335
Reinvestments	42,490,621	402,386,185	31,614,083	321,515,220
Redemptions	(53,712,183)	(534,180,470)	(60,412,077)	(626,249,040)

Net decrease	(1,459,298)	$(34,868,826)	(16,160,159)	$(175,444,485)

Decrease derived from capital shares transactions		$(33,887,078)		$(175,198,282)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.54	$10.67	$9.76	$10.07	$10.84

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.17	0.16	0.15	0.16
Net realized and unrealized gain (loss)	1.63	(0.54)	1.46	0.60	(0.17)

Total income (loss) from investment operations	1.81	(0.37)	1.62	0.75	(0.01)

Less Distributions
Distributions from net investment income	(0.22)	(0.19)	(0.19)	(0.20)	(0.19)
Distributions from net realized capital gains	(0.74)	(0.57)	(0.52)	(0.86)	(0.57)

Total distributions	(0.96)	(0.76)	(0.71)	(1.06)	(0.76)

Net Asset Value, End of Period	$10.39	$9.54	$10.67	$9.76	$10.07

Total Return (%) (b)	19.88	(3.95)	17.19	8.04	(0.33)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.84	1.64	1.55	1.55	1.49
Portfolio turnover rate (%)	6	7	6	8	9
Net assets, end of period (in millions)	$10.7	$8.9	$9.7	$8.3	$7.1

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.46	$10.59	$9.69	$9.99	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.14	0.12	0.12	0.11
Net realized and unrealized gain (loss)	1.62	(0.54)	1.46	0.61	(0.16)

Total income (loss) from investment operations	1.77	(0.40)	1.58	0.73	(0.05)

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.16)	(0.17)	(0.15)
Distributions from net realized capital gains	(0.74)	(0.57)	(0.52)	(0.86)	(0.57)

Total distributions	(0.93)	(0.73)	(0.68)	(1.03)	(0.72)

Net Asset Value, End of Period	$10.30	$9.46	$10.59	$9.69	$9.99

Total Return (%) (b)	19.53	(4.31)	16.86	7.81	(0.71)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (d)	1.49	1.36	1.22	1.28	1.05
Portfolio turnover rate (%)	6	7	6	8	9
Net assets, end of period (in millions)	$4,645.7	$4,279.2	$4,960.9	$4,605.4	$4,522.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$284,787,616	$0	$472,139,528

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$2,641,160	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
American Funds Blue Chip Income and Growth Fund (Class 1)	$332,755,240	$37,337,443	$(24,939,679)	$5,026,023	$29,234,485	$379,413,512
American Funds Bond Fund (Class 1)	589,150,405	16,472,573	(64,758,103)	1,841,962	36,869,064	579,575,901
American Funds Global Bond Fund (Class 1)	136,380,618	2,585,489	(12,963,383)	205,985	7,952,447	134,161,156
American Funds Global Small Capitalization Fund (Class 1)	121,531,807	9,452,762	(17,073,764)	3,816,613	24,523,225	142,250,643
American Funds High-Income Bond Fund (Class 1)*	174,557,821	11,649,419	(12,711,526)	(1,347,498)	11,523,397	183,671,613
American Funds International Fund (Class 1)	248,878,355	12,690,213	(22,420,087)	3,572,729	41,428,498	284,149,708
American Funds International Growth and Income Fund (Class 1)*	339,090,207	14,826,071	(33,516,107)	3,454,925	58,170,962	382,026,058
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	500,319,884	11,419,639	(40,973,589)	(20,743)	16,851,246	487,596,437

	$2,442,664,337	$116,433,609	$(229,356,238)	$16,549,996	$226,553,324	$2,572,845,028

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
American Funds Blue Chip Income and Growth Fund (Class 1)	$28,346,421	$8,140,880	27,980,347
American Funds Bond Fund (Class 1)	—	16,079,187	51,886,831
American Funds Global Bond Fund (Class 1)	—	2,440,442	11,069,402
American Funds Global Small Capitalization Fund (Class 1)	8,444,738	530,286	5,307,860
American Funds High-Income Bond Fund (Class 1)*	—	11,622,820	18,609,079
American Funds International Fund (Class 1)	6,890,490	4,567,789	13,621,750
American Funds International Growth and Income Fund (Class 1)*	4,118,324	9,904,742	21,013,535
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	—	10,892,528	39,513,488

	$47,799,973	$64,178,674

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2019. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$4,124,115,037

Gross unrealized appreciation	558,546,118
Gross unrealized depreciation	(23,583,492)

Net unrealized appreciation (depreciation)	$534,962,626

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$81,468,924	$69,458,018	$321,827,355	$252,774,682	$403,296,279	$322,232,700

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$76,424,585	$253,522,537	$534,962,626	$—	$864,909,748

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board noted that the Portfolio underperformed the Brighthouse Balanced AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index for the three-year and five-year periods ended October 31, 2019, and underperformed the same benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2019, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 24.05% and 23.64%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 22.84%.

MARKET ENVIRONMENT / CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019—will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities. For the one-year period ended December 31, 2019, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. The Portfolio primarily outpaced the benchmark due to overweights to High Yield bonds and U.S. Large Cap equities, underweights to Foreign Developed bonds and Emerging Markets equity, and strong performance by the underlying International equity funds.

Domestic Equity funds detracted from relative performance, as all six underlying funds underperformed their respective benchmarks in 2019. A common thread was relatively high levels of cash (between 5%-14%), which was a strong headwind in an equity bull market that saw the S&P 500 Index return 31.5% during the year. The lowest relative performer was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by 9.8% for the year. The primary drivers of underperformance were overweights to Cash, Energy and Healthcare, and an underweight to the Technology sector. Security selection within the Healthcare, Energy and Technology sectors did not help. The American Funds American Mutual Fund didn’t do much better, as it underperformed its benchmark by 9.4%. An increasingly large Cash position, which ended the year at more than 12%, was a significant detractor from

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

performance, but an overweight to Energy, an underweight to Technology, and security selection within the Communication Services, Healthcare, Technology and Financial sectors, all hampered performance as well. The best-performing Domestic Equity fund was the American Funds IS Growth Fund, which underperformed its benchmark by 0.4%. The underperformance was primarily a result of overweights to Cash, Energy and Healthcare, and security selection within the Consumer Discretionary, Healthcare, Financials and Materials sectors.

Performance by the Non-U.S. Equity funds was opposite that of Domestic Equity funds, as all four underlying funds outperformed their respective benchmarks. The biggest contribution to relative returns was delivered by the American Funds IS Global Small Cap Fund, which outperformed its benchmark by 7.2% for the year, despite holding more than 7% in cash. The main drivers of performance were overweights to Technology and Healthcare, an underweight to Energy, and security selection within the Industrials, Technology, Consumer Discretionary, Healthcare and Financials sectors. Another strong performer was the American Funds IS New World Fund, which outperformed its benchmark by 2.9%. The fund experienced positive contribution from security selection within all eleven industry sectors, except for Utilities. From the perspective of sector weighting, the fund was almost as successful, with overweights to Cash, Energy and Materials being the only detractors.

Contribution from the underlying Fixed Income funds was mixed, but overall positive. The American Funds IS Global Bond Fund was the strongest relative performer, outperforming its benchmark by 1.2% over the year. The fund’s underweight allocation to the euro was a significant contributor to return, as were overweights to Greek, Mexican and Romanian sovereign bonds. The American Funds IS Bond Fund also outperformed its benchmark. Its 1.0% outperformance was primarily a result of overweights to both Investment Grade and High Yield corporate bonds, but a longer-than-benchmark duration was beneficial as well. The American Funds IS High-Income Fund, on the other hand, underperformed its benchmark by 1.5%. Security selection within Energy, Communications and Capital Goods were the biggest detractors from performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 80% of the risk of an all equity portfolio.

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Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	24.05	9.17	10.16
Class C	23.64	8.86	9.84
Dow Jones Moderately Aggressive Index	22.84	7.77	9.18

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth Fund (Class 1)	11.1
American Funds International Growth and Income Fund (Class 1)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.0
American Funds International Fund (Class 1)	8.0
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds Bond Fund (Class 1)	3.7

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	64.5
International Developed Market Equities	18.2
Global Equities	5.0
Investment Grade Fixed Income	4.6
Emerging Market Equities	3.0
High Yield Fixed Income	2.9
Global Fixed Income	1.9

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.76%	$1,000.00	$1,084.70	$3.99
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class C (a)	Actual	1.06%	$1,000.00	$1,083.30	$5.57
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,037,211	$375,265,160
American Funds American Mutual Fund (Class R-6)	7,127,932	310,278,879
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	23,075,108	312,898,466
American Funds Bond Fund (Class 1)	10,362,867	115,753,226
American Funds Fundamental Investors Fund (Class R-6)	5,549,909	344,316,348
American Funds Global Bond Fund (Class 1) (a)	4,794,186	58,105,537
American Funds Global Small Capitalization Fund (Class 1) (a)	5,825,569	156,125,248
American Funds Growth Fund (Class 1)	4,230,585	343,608,145
American Funds Growth-Income Fund (Class 1)	6,167,908	312,774,640
American Funds High-Income Bond Fund (Class 1) (a)	9,083,600	89,655,137
American Funds International Fund (Class 1)	11,960,391	249,493,746
American Funds International Growth and Income Fund (Class 1) (a)	17,245,090	313,515,736

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,622,816	93,613,555
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,332,149	28,778,715

Total Mutual Funds (Cost $2,630,809,513)		3,104,182,538

Total Investments—100.1% (Cost $2,630,809,513)		3,104,182,538
Other assets and liabilities (net)—(0.1)%		(1,812,823)

Net Assets—100.0%		$3,102,369,715

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,104,182,538	$—	$—	$3,104,182,538
Total Investments	$3,104,182,538	$—	$—	$3,104,182,538

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$2,173,882,414
Affiliated investments at value (b)	930,300,124
Receivable for:
Investments sold	51,938
Affiliated investments sold	504,524
Fund shares sold	520,856
Prepaid expenses	8,650

Total Assets	3,105,268,506
Liabilities
Payables for:
Fund shares redeemed	1,077,318
Accrued Expenses:
Management fees	162,009
Distribution and service fees	1,424,876
Deferred trustees’ fees	153,931
Other expenses	80,657

Total Liabilities	2,898,791

Net Assets	$3,102,369,715

Net Assets Consist of:
Paid in surplus	$2,371,121,115
Distributable earnings (Accumulated losses)	731,248,600

Net Assets	$3,102,369,715

Net Assets
Class B	$27,397,003
Class C	3,074,972,712
Capital Shares Outstanding*
Class B	2,707,387
Class C	307,222,907
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.12
Class C	10.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,793,246,885.
(b)	Identified cost of affiliated investments was $837,562,628.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying Portfolios	$33,766,519
Dividends from Affiliated investments	22,131,080

Total investment income	55,897,599
Expenses
Management fees	1,865,425
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	63,920
Distribution and service fees—Class C	16,254,050
Audit and tax services	32,414
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	50,765
Insurance	20,664
Miscellaneous	24,452

Total expenses	18,472,442

Net Investment Income	37,425,157

Net Realized and Unrealized Gain
Net realized gain on:
Investments	64,193,523
Affiliated investments	14,937,604
Capital gain distributions from Underlying Portfolios	117,096,084
Capital gain distributions from affiliated investments	36,029,901

Net realized gain	232,257,112

Net change in unrealized appreciation on:
Investments	254,129,249
Affiliated investments	102,960,988

Net change in unrealized appreciation	357,090,237

Net realized and unrealized gain	589,347,349

Net Increase in Net Assets From Operations	$626,772,506

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,425,157	$36,245,018
Net realized gain	232,257,112	269,958,916
Net change in unrealized appreciation (depreciation)	357,090,237	(469,433,202)

Increase (decrease) in net assets from operations	626,772,506	(163,229,268)

From Distributions to Shareholders
Class B	(2,638,865)	(1,787,308)
Class C	(298,522,932)	(218,788,538)

Total distributions	(301,161,797)	(220,575,846)

Increase (decrease) in net assets from capital share transactions	430,967	(79,900,929)

Total increase (decrease) in net assets	326,041,676	(463,706,043)

Net Assets
Beginning of period	2,776,328,039	3,240,034,082

End of period	$3,102,369,715	$2,776,328,039

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	194,195	$1,875,021	222,938	$2,269,708
Reinvestments	289,349	2,638,865	177,489	1,787,308
Redemptions	(292,271)	(2,815,672)	(242,500)	(2,482,472)

Net increase	191,273	$1,698,214	157,927	$1,574,544

Class C
Sales	7,769,752	$74,683,168	11,771,139	$119,641,349
Reinvestments	33,059,018	298,522,932	21,922,699	218,788,538
Redemptions	(39,174,974)	(374,473,347)	(41,567,818)	(419,905,360)

Net increase (decrease)	1,653,796	$(1,267,247)	(7,873,980)	$(81,475,473)

Increase (decrease) derived from capital shares transactions		$430,967		$(79,900,929)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.10	$10.36	$9.23	$9.57	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	0.14	0.13	0.13
Net realized and unrealized gain (loss)	1.92	(0.65)	1.78	0.68	(0.14)

Total income (loss) from investment operations	2.07	(0.50)	1.92	0.81	(0.01)

Less Distributions
Distributions from net investment income	(0.20)	(0.16)	(0.15)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.85)	(0.60)	(0.64)	(0.99)	(0.68)

Total distributions	(1.05)	(0.76)	(0.79)	(1.15)	(0.85)

Net Asset Value, End of Period	$10.12	$9.10	$10.36	$9.23	$9.57

Total Return (%) (b)	24.05	(5.52)	21.71	9.28	(0.51)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.59	1.50	1.44	1.43	1.28
Portfolio turnover rate (%)	7	8	7	9	8
Net assets, end of period (in millions)	$27.4	$22.9	$24.4	$20.1	$19.3

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.01	$10.26	$9.15	$9.49	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.12	0.11	0.11	0.09
Net realized and unrealized gain (loss)	1.90	(0.64)	1.77	0.67	(0.12)

Total income (loss) from investment operations	2.02	(0.52)	1.88	0.78	(0.03)

Less Distributions
Distributions from net investment income	(0.17)	(0.13)	(0.13)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.85)	(0.60)	(0.64)	(0.99)	(0.68)

Total distributions	(1.02)	(0.73)	(0.77)	(1.12)	(0.82)

Net Asset Value, End of Period	$10.01	$9.01	$10.26	$9.15	$9.49

Total Return (%) (b)	23.64	(5.77)	21.34	8.96	(0.76)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.25	1.14	1.10	1.19	0.92
Portfolio turnover rate (%)	7	8	7	9	8
Net assets, end of period (in millions)	$3,075.0	$2,753.4	$3,215.6	$2,844.4	$2,816.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio excluding the short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$217,716,059	$0	$327,764,859

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$1,865,425	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
American Funds Blue Chip Income and Growth Fund (Class 1)	$276,986,273	$30,265,562	$(22,547,154)	$4,606,295	$23,587,490	$312,898,466
American Funds Global Bond Fund (Class 1)	56,099,234	3,268,328	(4,721,706)	(180,945)	3,640,626	58,105,537
American Funds Global Small Capitalization Fund (Class 1)	134,736,525	9,891,509	(19,625,707)	8,608,580	22,514,341	156,125,248
American Funds High-Income Bond Fund (Class 1)	83,772,022	6,103,589	(5,010,913)	(672,430)	5,462,869	89,655,137
American Funds International Growth and Income Fund (Class 1)*	279,193,195	11,619,695	(27,628,920)	2,576,104	47,755,662	313,515,736

	$830,787,249	$61,148,683	$(79,534,400)	$14,937,604	$102,960,988	$930,300,124

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
American Funds Blue Chip Income and Growth Fund (Class 1)	$23,413,290	$6,696,055	23,075,108
American Funds Global Bond Fund (Class 1)	—	1,053,976	4,794,186
American Funds Global Small Capitalization Fund (Class 1)	9,236,043	579,647	5,825,569
American Funds High-Income Bond Fund (Class 1)	—	5,670,453	9,083,600
American Funds International Growth and Income Fund (Class 1)*	3,380,568	8,130,949	17,245,090

	$36,029,901	$22,131,080

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2019. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,637,856,025

Gross unrealized appreciation	473,926,431
Gross unrealized depreciation	(7,599,918)

Net unrealized appreciation (depreciation)	$466,326,513

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$50,313,881	$38,186,387	$250,847,916	$182,389,459	$301,161,797	$220,575,846

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$45,250,033	$219,825,987	$466,326,513	$—	$731,402,533

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board noted that the Portfolio outperformed the Brighthouse Growth AA Narrow Index for the five-year period ended October 31, 2019, and underperformed the same benchmark for the one-year and three-year periods ended October 31, 2019. The Board further considered that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the three-year and five-year periods ended October 31, 2019, and underperformed the same benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2019, the American Funds Growth Portfolio had a return of 30.34% for Class C versus 31.49% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	30.34	14.02	13.62
S&P 500 Index	31.49	11.70	13.56

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class C (a)	Actual	0.91%	$1,000.00	$1,119.60	$4.86
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2019

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,115,436,179)	16,373,561	$1,329,860,638

Total Investments—100.1% (Cost $1,115,436,179)		1,329,860,638
Other assets and liabilities (net)—(0.1)%		(846,474)

Net Assets—100.0%		$1,329,014,164

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of the Master Fund.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,329,860,638	$—	$—	$1,329,860,638
Total Investments	$1,329,860,638	$—	$—	$1,329,860,638

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$1,329,860,638
Receivable for:
Fund shares sold	727,840
Prepaid expenses	3,516

Total Assets	1,330,591,994
Liabilities
Payables for:
Affiliated investments purchased	393,490
Fund shares redeemed	334,351
Accrued Expenses:
Distribution and service fees	613,453
Deferred trustees’ fees	153,931
Other expenses	82,605

Total Liabilities	1,577,830

Net Assets	$1,329,014,164

Net Assets Consist of:
Paid in surplus	$952,615,099
Distributable earnings (Accumulated losses)	376,399,065

Net Assets	$1,329,014,164

Net Assets
Class C	$1,329,014,164
Capital Shares Outstanding*
Class C	125,615,774
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,115,436,179.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Master Fund	$12,154,252

Total investment income	12,154,252
Expenses
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class C	6,763,322
Audit and tax services	32,414
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	54,147
Insurance	8,188
Miscellaneous	14,524

Total expenses	7,033,347

Net Investment Income	5,120,905

Net Realized and Unrealized Gain
Net realized gain on :
Affiliated investments	30,889,590
Capital gain distributions from Master Fund	127,927,453

Net realized gain	158,817,043

Net change in unrealized appreciation on affiliated investments	160,011,380

Net realized and unrealized gain	318,828,423

Net Increase in Net Assets From Operations	$323,949,328

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,120,905	$1,335,525
Net realized gain	158,817,043	183,851,637
Net change in unrealized appreciation (depreciation)	160,011,380	(180,640,007)

Increase in net assets from operations	323,949,328	4,547,155

From Distributions to Shareholders
Class C	(184,995,345)	(176,388,729)

Total distributions	(184,995,345)	(176,388,729)

Increase in net assets from capital share transactions	96,857,752	32,702,066

Total increase (decrease) in net assets	235,811,735	(139,139,508)

Net Assets
Beginning of period	1,093,202,429	1,232,341,937

End of period	$1,329,014,164	$1,093,202,429

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class C
Sales	9,509,550	$95,303,707	8,927,574	$96,870,308
Reinvestments	20,108,190	184,995,345	16,408,254	176,388,729
Redemptions	(18,031,791)	(183,441,300)	(21,386,262)	(240,556,971)

Net increase	11,585,949	$96,857,752	3,949,566	$32,702,066

Increase derived from capital shares transactions		$96,857,752		$32,702,066

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.59	$11.19	$9.82	$12.11	$12.58

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.01	0.02	0.05	0.03
Net realized and unrealized gain	2.62	0.12	2.58	0.78	0.80

Total income (loss) from investment operations	2.66	0.13	2.60	0.83	0.83

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.05)	(0.04)	(0.12)
Distributions from net realized capital gains	(1.62)	(1.68)	(1.18)	(3.08)	(1.18)

Total distributions	(1.67)	(1.73)	(1.23)	(3.12)	(1.30)

Net Asset Value, End of Period	$10.58	$9.59	$11.19	$9.82	$12.11

Total Return (%) (b)	30.34	(0.50)	27.90	9.10	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	0.42	0.11	0.16	0.45	0.28
Portfolio turnover rate (%)	9	12	11	10	10
Net assets, end of period (in millions)	$1,329.0	$1,093.2	$1,232.3	$1,104.3	$1,088.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2019, the Portfolio owned approximately 4.7% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$161,414,226	$0	$116,390,997

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
American Funds Growth Fund (Class 1)	$1,093,936,439	$161,414,226	$(116,390,997)	$30,889,590	$160,011,380	$1,329,860,638

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
American Funds Growth Fund (Class 1)	$127,927,453	$12,154,252	16,373,561

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,116,682,624

Gross unrealized appreciation	213,178,013
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$213,178,013

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$5,320,417	$4,789,295	$179,674,928	$171,599,434	$184,995,345	$176,388,729

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$11,541,030	$151,833,953	$213,178,013	$—	$376,552,996

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-10

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) for the annual renewal period from January 1, 2020 to December 31, 2020 and the Extension Period, whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund. The Advisory Agreements and Stand-by Agreement were approved for the Extension Period in connection with the Adviser’s proposal to align the Agreements’ and Stand-by Agreement’s renewal periods with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewals of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement, including for the Extension Period, based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, including for the Extension Period, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-13

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2019, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 16.59% and 16.16%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT/ CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019—will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. For the one-year period ended December 31, 2019, the Portfolio underperformed the Dow Jones Moderate Index. The Portfolio primarily underperformed because of structural differences between the Portfolio and its benchmark, resulting in a Portfolio overweight of 10% within Fixed Income relative to the benchmark. Additionally, the Portfolio was hindered by underperformance from the underlying Fixed Income and Domestic Equity funds.

Domestic Equity funds detracted from relative performance, as all six underlying funds underperformed their respective benchmarks in 2019. A common thread was relatively high levels of cash (between 5%-14%), which was a strong headwind in an equity bull market that saw the S&P 500 Index return 31.5% during the year. The lowest relative performer was the American Funds IS Blue Chip Income & Growth Fund, which underperformed its benchmark by 9.8% for the year. The primary drivers of underperformance were overweights to Cash, Energy and Healthcare, and an underweight to the Technology sector. Security selection within the Healthcare, Energy and Technology sectors did not help. The American Funds American Mutual Fund didn’t do much better, as it underperformed its benchmark by 9.4%. An increasingly large Cash position, which ended the year at more than 12%, was a significant detractor from

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

performance, but an overweight to Energy, an underweight to Technology, and security selection within the Communication Services, Healthcare, Technology and Financial sectors, all hampered performance as well. The best-performing Domestic Equity fund was the American Funds IS Growth Fund, which underperformed its benchmark by 0.4%. The underperformance was primarily a result of overweights to Cash, Energy and Healthcare, and security selection within the Consumer Discretionary, Healthcare, Financials and Materials sectors.

Performance by the Non-U.S. Equity funds was opposite that of Domestic Equity funds, as all four underlying funds outperformed their respective benchmarks. The biggest contribution to relative returns was delivered by the American Funds IS Global Small Cap Fund, which outperformed its benchmark by 7.2% for the year, despite holding more than 7% in cash. The main drivers of performance were overweights to Technology and Healthcare, an underweight to Energy, and security selection within the Industrials, Technology, Consumer Discretionary, Healthcare and Financials sectors. Another strong performer was the American Funds IS New World Fund, which outperformed its benchmark by 2.9%. The fund experienced positive contribution from security selection within all eleven industry sectors, except for Utilities. From the perspective of sector weighting, the fund was almost as successful, with overweights to Cash, Energy and Materials being the only detractors.

Contribution from the underlying Fixed Income funds was mixed, but overall positive. The American Funds IS Global Bond Fund was the strongest relative performer, outperforming its benchmark by 1.2% over the year. The fund’s underweight allocation to the euro was a significant contributor to return, as were overweights to Greek, Mexican and Romanian sovereign bonds. The American Funds IS Bond Fund also outperformed its benchmark. Its 1.0% outperformance was primarily a result of overweights to both Investment Grade and High Yield corporate bonds, but a longer-than-benchmark duration was beneficial as well. The American Funds IS High-Income Fund, on the other hand, underperformed its benchmark by 1.5%. Security selection within Energy, Communications and Capital Goods were the biggest detractors from performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	16.59	6.47	7.39
Class C	16.16	6.13	7.06
Dow Jones Moderate Index	18.60	6.61	7.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19.5
American Funds Bond Fund (Class 1)	18.6
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds Growth-Income Fund (Class 1)	8.2
American Funds International Growth and Income Fund (Class 1)	6.2
American Funds AMCAP Fund (Class R-6)	5.1
American Funds Growth Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	5.1
American Funds International Fund (Class 1)	5.1

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.8
Investment Grade Fixed Income	38.1
International Developed Market Equities	11.3
High Yield Fixed Income	5.0
Global Fixed Income	2.9
Emerging Market Equities	1.0
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.73%	$1,000.00	$1,055.80	$3.78
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class C (a)	Actual	1.03%	$1,000.00	$1,054.00	$5.33
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	3,906,330	$132,815,214
American Funds American Mutual Fund (Class R-6)	5,456,918	237,539,632
American Funds Blue Chip Income and Growth Fund (Class 1)	15,645,098	212,147,530
American Funds Bond Fund (Class 1) (a)	43,289,514	483,543,870
American Funds Fundamental Investors Fund (Class R-6)	2,139,804	132,753,424
American Funds Global Bond Fund (Class 1) (a)	6,304,948	76,415,974
American Funds Global Small Capitalization Fund (Class 1)	987,380	26,461,797
American Funds Growth Fund (Class 1)	1,634,976	132,792,715
American Funds Growth-Income Fund (Class 1)	4,180,026	211,969,140
American Funds High-Income Bond Fund (Class 1) (a)	13,168,563	129,973,715
American Funds International Fund (Class 1)	6,353,144	132,526,591
American Funds International Growth and Income Fund (Class 1) (a)	8,810,619	160,177,058
American Funds New World Fund (Class 1)	1,026,321	26,520,128

Investment Company Securities—(Continued)
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	41,015,524	506,131,568

Total Mutual Funds (Cost $2,385,700,960)		2,601,768,356

Total Investments—100.1% (Cost $2,385,700,960)		2,601,768,356
Other assets and liabilities (net)—(0.1)%		(1,578,274)

Net Assets—100.0%		$2,600,190,082

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,601,768,356	$—	$—	$2,601,768,356
Total Investments	$2,601,768,356	$—	$—	$2,601,768,356

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$1,245,526,171
Affiliated investments at value (b)	1,356,242,185
Receivable for:
Investments sold	82,323
Affiliated investments sold	19,867
Fund shares sold	121,816
Prepaid expenses	7,606

Total Assets	2,601,999,968
Liabilities
Payables for:
Fund shares redeemed	224,005
Accrued Expenses:
Management fees	141,457
Distribution and service fees	1,202,358
Deferred trustees’ fees	153,931
Other expenses	88,135

Total Liabilities	1,809,886

Net Assets	$2,600,190,082

Net Assets Consist of:
Paid in surplus	$2,224,495,438
Distributable earnings (Accumulated losses)	375,694,644

Net Assets	$2,600,190,082

Net Assets
Class B	$13,205,473
Class C	2,586,984,609
Capital Shares Outstanding*
Class B	1,318,247
Class C	259,653,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.02
Class C	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,042,035,039.
(b)	Identified cost of affiliated investments was $1,343,665,921.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying Portfolios	$21,048,010
Dividends from affiliated investments	38,497,020

Total investment income	59,545,030
Expenses
Management fees	1,660,428
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	31,620
Distribution and service fees—Class C	14,070,144
Audit and tax services	32,414
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	56,628
Insurance	17,929
Miscellaneous	22,778

Total expenses	16,052,693

Net Investment Income	43,492,337

Net Realized and Unrealized Gain
Net realized gain on :
Investments	39,098,017
Affiliated investments	3,139,789
Capital gain distributions from Underlying Portfolios	75,128,307
Capital gain distributions from affiliated investments	1,745,775

Net realized gain	119,111,888

Net change in unrealized appreciation on:
Investments	136,584,455
Affiliated investments	85,069,785

Net change in unrealized appreciation	221,654,240

Net realized and unrealized gain	340,766,128

Net Increase in Net Assets From Operations	$384,258,465

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,492,337	$42,735,363
Net realized gain	119,111,888	152,089,182
Net change in unrealized appreciation (depreciation)	221,654,240	(279,575,433)

Increase (decrease) in net assets from operations	384,258,465	(84,750,888)

From Distributions to Shareholders
Class B	(999,559)	(862,353)
Class C	(194,518,940)	(179,647,231)

Total distributions	(195,518,499)	(180,509,584)

Decrease in net assets from capital share transactions	(79,823,636)	(178,617,169)

Total increase (decrease) in net assets	108,916,330	(443,877,641)

Net Assets
Beginning of period	2,491,273,752	2,935,151,393

End of period	$2,600,190,082	$2,491,273,752

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	84,448	$820,830	126,028	$1,280,082
Reinvestments	107,019	999,559	88,175	862,353
Redemptions	(139,817)	(1,351,784)	(106,970)	(1,053,417)

Net increase	51,650	$468,605	107,233	$1,089,018

Class C
Sales	5,547,221	$53,619,462	4,294,384	$42,682,846
Reinvestments	20,916,015	194,518,940	18,444,274	179,647,231
Redemptions	(33,940,358)	(328,430,643)	(40,320,285)	(402,036,264)

Net decrease	(7,477,122)	$(80,292,241)	(17,581,627)	$(179,706,187)

Decrease derived from capital shares transactions		$(79,823,636)		$(178,617,169)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.33	$10.33	$9.73	$9.93	$10.61

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.18	0.17	0.17
Net realized and unrealized gain (loss)	1.29	(0.49)	1.09	0.52	(0.18)

Total income (loss) from investment operations	1.49	(0.30)	1.27	0.69	(0.01)

Less Distributions
Distributions from net investment income	(0.23)	(0.21)	(0.22)	(0.23)	(0.20)
Distributions from net realized capital gains	(0.57)	(0.49)	(0.45)	(0.66)	(0.47)

Total distributions	(0.80)	(0.70)	(0.67)	(0.89)	(0.67)

Net Asset Value, End of Period	$10.02	$9.33	$10.33	$9.73	$9.93

Total Return (%) (b)	16.59	(3.14)	13.37	7.25	(0.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	2.04	1.93	1.74	1.78	1.62
Portfolio turnover rate (%)	5	5	5	8	8
Net assets, end of period (in millions)	$13.2	$11.8	$12.0	$10.1	$9.2

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.28	$10.27	$9.68	$9.87	$10.55

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.13	0.13	0.13
Net realized and unrealized gain (loss)	1.29	(0.47)	1.09	0.53	(0.18)

Total income (loss) from investment operations	1.45	(0.32)	1.22	0.66	(0.05)

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.18)	(0.19)	(0.16)
Distributions from net realized capital gains	(0.57)	(0.49)	(0.45)	(0.66)	(0.47)

Total distributions	(0.77)	(0.67)	(0.63)	(0.85)	(0.63)

Net Asset Value, End of Period	$9.96	$9.28	$10.27	$9.68	$9.87

Total Return (%) (b)	16.16	(3.41)	12.96	7.01	(0.73)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.69	1.54	1.34	1.38	1.22
Portfolio turnover rate (%)	5	5	5	8	8
Net assets, end of period (in millions)	$2,587.0	$2,479.5	$2,923.2	$2,875.5	$2,849.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$138,586,764	$0	$293,515,154

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$1,660,428	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
American Funds Bond Fund (Class 1)	$495,639,296	$13,601,619	$(58,026,656)	$2,631,312	$29,698,299	$483,543,870
American Funds Global Bond Fund (Class 1)	78,654,774	1,411,363	(8,319,217)	(140,412)	4,809,466	76,415,974
American Funds High-Income Bond Fund (Class 1)	125,997,059	8,258,714	(11,659,056)	(1,176,784)	8,553,782	129,973,715
American Funds International Growth and Income Fund (Class 1)	146,758,533	6,086,493	(19,008,540)	1,716,457	24,624,115	160,177,058
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)*	523,224,196	11,550,348	(46,136,315)	109,216	17,384,123	506,131,568

	$1,370,273,858	$40,908,537	$(143,149,784)	$3,139,789	$85,069,785	$1,356,242,185

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
American Funds Bond Fund (Class 1)	$—	$13,414,416	43,289,514
American Funds Global Bond Fund (Class 1)	—	1,390,261	6,304,948
American Funds High-Income Bond Fund (Class 1)	—	8,236,576	13,168,563
American Funds International Growth and Income Fund (Class 1)	1,745,775	4,148,298	8,810,619
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)**	—	11,307,469	41,015,524

	$1,745,775	$38,497,020

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2019. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,388,170,484

Gross unrealized appreciation	233,504,562
Gross unrealized depreciation	(19,906,690)

Net unrealized appreciation (depreciation)	$213,597,872

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$50,892,723	$47,648,971	$144,625,776	$132,860,613	$195,518,499	$180,509,584

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$46,955,656	$115,295,048	$213,597,872	$—	$375,848,576

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board noted that the Portfolio underperformed the Brighthouse Moderate AA Narrow Index and the Dow Jones Moderate Index for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the AQR Global Risk Balanced Portfolio returned 19.92%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Global equity, credit, and energy markets began 2019 with strong rallies as the risk-off sentiment that ended 2018 reversed course. The Federal Reserve (the “Fed”) reassured markets that they would be careful not to hike the U.S. economy into recession, further supporting risky assets, such as equities, commodities and higher yielding bonds, and pushing global bond yields lower. As the year progressed, however, global growth data began to point towards weakness while the capricious nature of U.S.-China trade negations and the Brexit (U.K.’s withdrawal from the European Union) process cast continued uncertainty over markets. This prompted more dovish rhetoric and, ultimately, action from central banks across the globe, further supporting bond markets. As the year ended, uncertainty largely abated: the U.S. and China agreed to a first phase of trade negotiations and a large majority win for the U.K.’s Conservative Party decreased the odds of a disorderly break between the U.K. and European Union. Equities and commodities rallied into the end of the year, while global bonds gave back some of their gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of Portfolio returns.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 19.92% for the 12-month period ending December 31, 2019. Equities contributed (approximately 10.9%), bolstered by an accommodative Fed actions, but whipsawed at various points throughout the year due to trade war concerns and political uncertainty. Nominal bonds contributed as well (approximately 5.4%), driven by policy easing from global central banks and a mild slowdown in economic growth. Inflation-sensitive assets contributed (approximately 4.6%) to the Portfolio. Within inflation-sensitive assets, commodities gained (approximately 2.2%), largely due to rallies in Energy and Precious Metals. Inflation-linked bonds (contribution of approximately 2.4%) had a positive impact as well, benefiting from lower real yields.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2019 with a total market exposure of 224%. As of December 31, 2019, the Portfolio’s exposures were 46% equities, 121% nominal bonds, 37% inflation-linked bonds, and 37% commodities, for a total Portfolio exposure of 240%.

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equity indices, nominal bonds, and commodities. Index swaps are also used to gain exposure to commodity markets. Swaps on futures are used when holding limits, local regulations, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds, but instead holds those securities directly. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Yao Hua Ooi

John J. Huss

Ronen Israel

Michael A. Mendelson

Lars Nielsen

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
AQR Global Risk Balanced Portfolio
Class B	19.92	3.97	3.92
Dow Jones Moderate Index	18.60	6.61	6.65

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	119.5
Commodities	37.0
Global Inflation-Linked Bonds	36.3
Global Developed Equities	36.0
Global Emerging Equities	5.1
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	2.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.89%	$1,000.00	$1,045.20	$4.59
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—20.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—20.5%
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/24 (a)	4,413,068	$4,438,229
0.125%, 07/15/26 (a)	69,494,965	69,708,474
0.250%, 07/15/29 (a)	70,620,498	71,298,032
0.375%, 07/15/25 (a)	53,604,435	54,692,447
0.375%, 01/15/27 (a)	76,700,160	77,857,142
0.375%, 07/15/27 (a)	77,686,508	79,235,405
0.500%, 04/15/24 (a)	38,496,970	39,117,240
0.500%, 01/15/28 (a)	85,742,252	87,949,280
0.750%, 07/15/28 (a)	83,507,904	87,843,016
0.875%, 01/15/29 (a)	85,951,737	91,262,217

Total U.S. Treasury & Government Agencies (Cost $647,702,228)		663,401,482

Foreign Government—13.2%

Sovereign—13.2%
Deutsche Bundesrepublik Inflation Linked Bonds
0.100%, 04/15/23 (EUR) (a)	34,079,539	39,829,341
0.100%, 04/15/26 (EUR) (a)	52,546,536	64,136,193
0.500%, 04/15/30 (EUR) (a)	36,800,758	48,937,977
France Government Bond OAT
0.100%, 03/01/28 (EUR) (a)	17,567,550	21,519,768
0.100%, 03/01/29 (EUR) (a)	9,293,288	11,497,440
0.700%, 07/25/30 (144A) (EUR) (a)	29,679,090	39,441,220
1.850%, 07/25/27 (EUR) (a)	34,679,475	48,094,516
United Kingdom Gilt Inflation Linked Bonds
0.125%, 03/22/26 (GBP) (a)	17,768,680	27,397,723
0.125%, 08/10/28 (GBP) (a)	14,420,432	23,679,715
0.125%, 03/22/29 (GBP) (a)	29,981,367	49,867,054
1.250%, 11/22/27 (GBP) (a)	30,336,845	52,973,212

Total Foreign Government (Cost $427,078,468)		427,374,159

Short-Term Investments—65.3%

Mutual Funds—33.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.485% (b)	256,459,908	256,459,908
Dreyfus Treasury Cash Management Fund, Institutional Class, 1.455% (b)	251,019,254	251,019,254
State Street Institutional Liquid Reserves Fund, Institutional Class, 1.727% (b) (c)	69,629,538	69,636,501
State Street Institutional Treasury Plus Money Market Fund, Class I, 1.515% (b) (c)	207,354,238	207,354,238
UBS Select Treasury Preferred Fund, Institutional Class, 1.480% (b)	287,555,490	287,555,490

		1,072,025,391

Security Description	Principal Amount*	Value

U.S. Treasury—32.2%
U.S. Treasury Bills
1.520%, 06/11/20 (d)	32,614,000	$32,389,927
1.535%, 05/07/20 (d)	269,680,000	268,241,762
1.540%, 05/21/20 (d)	79,867,000	79,392,956
1.550%, 05/14/20 (d) (e)	107,404,000	106,797,791
1.550%, 06/18/20 (d)	51,552,000	51,181,473
1.551%, 07/02/20 (d)	73,579,000	73,001,497
1.565%, 06/04/20 (d)	10,794,000	10,723,053
1.572%, 06/25/20 (d)	50,924,000	50,543,767
1.610%, 04/30/20 (d)	2,394,000	2,381,920
1.825%, 03/12/20 (d)	12,698,000	12,660,902
1.840%, 02/20/20 (d)	37,335,000	37,258,012
1.840%, 02/27/20 (d)	39,297,000	39,204,696
1.860%, 03/26/20 (d)	19,852,000	19,782,159
1.870%, 03/19/20 (d)	1,182,000	1,178,254
1.890%, 02/13/20 (d) (e)	49,597,000	49,510,928
2.010%, 01/16/20 (d)	53,624,000	53,594,857
2.010%, 01/23/20 (d)	37,491,000	37,458,852
2.040%, 01/02/20 (d)	63,220,000	63,220,000
2.075%, 01/09/20 (d) (e)	53,293,000	53,278,428

		1,041,801,234

Total Short-Term Investments (Cost $2,113,626,702)		2,113,826,625

Total Investments—99.0% (Cost $3,188,407,398)		3,204,602,266
Other assets and liabilities (net)—1.0%		31,447,112

Net Assets—100.0%		$3,236,049,378

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(c)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts and OTC swap contracts. As of December 31, 2019, the market value of securities pledged was $76,957,614.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $2,643,851.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $39,441,220, which is 1.2% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	8,536,879	CBNA	03/18/20	USD	9,526,962	$93,829
GBP	2,979,719	CBNA	03/18/20	USD	3,887,371	67,705
GBP	19,129,710	CBNA	03/18/20	USD	24,692,162	699,311

Contracts to Deliver
EUR	21,178,465	CBNA	03/18/20	USD	23,635,344	(232,113)
EUR	21,178,465	CBNA	03/18/20	USD	23,643,448	(224,009)
EUR	21,178,464	CBNA	03/18/20	USD	23,634,816	(232,640)
EUR	21,178,464	CBNA	03/18/20	USD	23,603,564	(263,892)
EUR	21,178,464	CBNA	03/18/20	USD	23,658,965	(208,491)
EUR	21,178,464	CBNA	03/18/20	USD	23,595,884	(271,572)
EUR	21,178,464	CBNA	03/18/20	USD	23,497,866	(369,590)
EUR	21,178,464	CBNA	03/18/20	USD	23,483,228	(384,228)
EUR	3,981,861	CBNA	03/18/20	USD	4,415,389	(72,041)
EUR	3,936,614	CBNA	03/18/20	USD	4,364,160	(72,279)
EUR	3,891,364	CBNA	03/18/20	USD	4,315,915	(69,529)
EUR	3,823,492	CBNA	03/18/20	USD	4,266,496	(42,458)
EUR	3,800,868	CBNA	03/18/20	USD	4,217,022	(66,436)
EUR	3,800,867	CBNA	03/18/20	USD	4,214,971	(68,485)
EUR	3,778,244	CBNA	03/18/20	USD	4,188,398	(69,563)
EUR	3,755,619	CBNA	03/18/20	USD	4,187,086	(45,377)
EUR	3,732,996	CBNA	03/18/20	USD	4,139,980	(66,988)
EUR	3,732,996	CBNA	03/18/20	USD	4,164,440	(42,528)
EUR	3,619,875	CBNA	03/18/20	USD	4,015,921	(63,564)
EUR	3,506,752	CBNA	03/18/20	USD	3,891,579	(60,419)
EUR	3,416,255	CBNA	03/18/20	USD	3,788,677	(61,333)
EUR	3,416,255	CBNA	03/18/20	USD	3,809,882	(40,129)
EUR	3,393,631	CBNA	03/18/20	USD	3,760,920	(63,595)
EUR	3,371,007	CBNA	03/18/20	USD	3,733,316	(65,702)
EUR	3,371,007	CBNA	03/18/20	USD	3,758,433	(40,585)
EUR	3,348,383	CBNA	03/18/20	USD	3,708,327	(65,194)
EUR	3,305,337	CBNA	03/18/20	USD	3,658,218	(66,792)
EUR	3,280,511	CBNA	03/18/20	USD	3,640,543	(56,489)
EUR	3,212,638	CBNA	03/18/20	USD	3,561,167	(59,374)
EUR	3,079,096	CBNA	03/18/20	USD	3,436,780	(33,264)
EUR	3,079,095	CBNA	03/18/20	USD	3,412,069	(57,973)
EUR	3,079,094	CBNA	03/18/20	USD	3,419,543	(50,498)
EUR	1,632,053	CBNA	03/18/20	USD	1,810,139	(29,133)
GBP	12,218,102	CBNA	03/18/20	USD	15,938,769	(278,706)
GBP	12,218,102	CBNA	03/18/20	USD	15,981,505	(235,971)
GBP	12,218,102	CBNA	03/18/20	USD	16,098,852	(118,624)
GBP	12,218,101	CBNA	03/18/20	USD	15,865,010	(352,464)
GBP	12,218,101	CBNA	03/18/20	USD	15,824,434	(393,040)
GBP	12,218,101	CBNA	03/18/20	USD	15,870,472	(347,003)
GBP	12,218,101	CBNA	03/18/20	USD	15,842,043	(375,432)
GBP	12,218,101	CBNA	03/18/20	USD	15,794,357	(423,118)
GBP	12,218,101	CBNA	03/18/20	USD	15,769,370	(448,105)
GBP	12,218,101	CBNA	03/18/20	USD	15,800,682	(416,792)
GBP	12,218,101	CBNA	03/18/20	USD	15,825,899	(391,575)
GBP	12,218,101	CBNA	03/18/20	USD	15,827,904	(389,570)
GBP	1,201,696	CBNA	03/18/20	USD	1,555,837	(39,212)

Net Unrealized Depreciation						$(6,965,030)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	01/17/20	57	EUR	6,892,782	$(33,623)
Australian 10 Year Treasury Bond Futures	03/16/20	979	AUD	139,956,019	(1,988,006)
CAC 40 Index Futures	01/17/20	343	EUR	20,477,100	10,290
Canada Government Bond 10 Year Futures	03/20/20	1,247	CAD	171,437,560	(2,407,122)
Copper Futures	03/27/20	310	USD	21,676,750	1,121,829
Cotton No. 2 Futures	03/09/20	25	USD	863,125	42,155
DAX Index Futures	03/20/20	47	EUR	15,564,638	(90,267)
Euro STOXX 50 Index Futures	03/20/20	1,401	EUR	52,243,290	(166,181)
Euro-Bund Futures	03/06/20	4,500	EUR	767,205,000	(13,914,346)
FTSE 100 Index Futures	03/20/20	666	GBP	49,943,340	408,073
FTSE JSE Top 40 Index Futures	03/19/20	271	ZAR	139,185,600	(64,117)
FTSE MIB Index Futures	03/20/20	34	EUR	3,979,700	(13,931)
Hang Seng China Enterprises Index Futures	01/30/20	111	HKD	62,221,050	88,812
Hang Seng Index Futures	01/30/20	16	HKD	22,616,000	27,014
IBEX 35 Index Futures	01/17/20	34	EUR	3,239,622	(27,534)
Japanese Government 10 Year Bond Futures	03/13/20	243	JPY	36,979,740,000	(97,919)
KOSPI 200 Index Futures	03/12/20	155	KRW	11,439,000,000	681,002
Lean Hogs Futures	02/14/20	209	USD	5,971,130	(228,792)
Live Cattle Futures	02/28/20	27	USD	1,359,990	11,733
LME Aluminum Futures	02/19/20	6	USD	270,150	9,932
LME Aluminum Futures	03/17/20	7	USD	316,689	7,181
LME Aluminum Futures	03/31/20	2	USD	90,500	(656)
LME Nickel Futures	03/16/20	118	USD	9,929,700	207,408
LME Nickel Futures	02/19/20	6	USD	504,000	(20,255)
LME Nickel Futures	03/17/20	4	USD	336,578	(4,354)
LME Nickel Futures	03/31/20	1	USD	84,150	(1,503)
LME Primary Aluminums	03/16/20	271	USD	12,262,750	339,470
LME Zinc Futures	03/16/20	147	USD	8,359,706	(33,156)
LME Zinc Futures	02/19/20	5	USD	284,719	(7,978)
LME Zinc Futures	03/17/20	2	USD	113,745	(1,560)
LME Zinc Futures	03/31/20	2	USD	113,600	(706)
MSCI Taiwan Index Futures	01/30/20	532	USD	24,450,720	(177,530)
Russell 2000 Index E-Mini Futures	03/20/20	834	USD	69,664,020	823,042
S&P 500 Index E-Mini Futures	03/20/20	4,744	USD	766,416,920	13,167,559
S&P Midcap 400 Index E-Mini Futures	03/20/20	406	USD	83,830,880	1,133,133
S&P TSX 60 Index Futures	03/19/20	260	CAD	52,644,800	(9,497)
SGX CNX Nifty Index Futures	01/30/20	741	USD	18,147,090	(104,018)
SPI 200 Index Futures	03/19/20	233	AUD	38,462,475	(741,106)
Soybean Futures	03/13/20	86	USD	4,108,650	199,958
Soybean Meal Futures	03/13/20	299	USD	9,110,530	71,742
Soybean Oil Futures	03/13/20	199	USD	4,151,538	373,686
Sugar No. 11 Futures	02/28/20	488	USD	7,334,835	825,710
TOPIX Index Futures	03/12/20	624	JPY	10,739,040,000	353,556
U.S. Treasury Note 10 Year Futures	03/20/20	7,883	USD	1,012,349,641	(8,666,196)
United Kingdom Long Gilt Bond Futures	03/27/20	870	GBP	114,300,600	(2,041,645)
Wheat Futures	03/13/20	17	USD	474,938	36,619

Futures Contracts—Short
LME Aluminum Futures	02/19/20	(6)	USD	(270,150)	(9,918)
LME Aluminum Futures	03/17/20	(7)	USD	(316,689)	(7,259)
LME Aluminum Futures	03/31/20	(2)	USD	(90,500)	527
LME Nickel Futures	03/16/20	(5)	USD	(420,750)	5,775
LME Nickel Futures	02/19/20	(6)	USD	(504,000)	19,728
LME Nickel Futures	03/17/20	(4)	USD	(336,578)	3,941
LME Nickel Futures	03/31/20	(1)	USD	(84,150)	336
LME Primary Aluminums Futures	03/16/20	(9)	USD	(407,250)	(6,645)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
LME Zinc Futures	03/16/20	(4)	USD	(227,475)	$2,139
LME Zinc Futures	02/19/20	(5)	USD	(284,719)	6,767
LME Zinc Futures	03/17/20	(2)	USD	(113,745)	1,112
LME Zinc Futures	03/31/20	(2)	USD	(113,600)	811

Net Unrealized Depreciation					$(10,884,780)

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
01/30/20	CBNA	Brent Crude Futures	USD	5,260,827	$151,173	$—	$151,173
01/30/20	MLI	Brent Crude Futures	USD	17,687,720	528,280	—	528,280
03/20/20	BOA	Canada Government Bond 10 Year Futures	CAD	140,019	(1,955)	—	(1,955)
02/12/20	CBNA	Coffee “C” Futures	USD	1,715,761	327,014	—	327,014
02/12/20	MLI	Coffee “C” Futures	USD	5,686,052	1,025,923	—	1,025,923
01/08/20	MLI	Commodity Excess-Return Index (a)	USD	873,563,532	31,286,405	—	31,286,405
02/21/20	MLI	Corn No. 2 Futures	USD	13,338,531	97,006	—	97,006
02/21/20	CBNA	Corn No. 2 Futures	USD	3,218,778	38,322	—	38,322
02/07/20	CBNA	Cotton No. 2 Futures	USD	1,541,114	81,561	—	81,561
02/07/20	MLI	Cotton No. 2 Futures	USD	1,211,570	65,855	—	65,855
01/17/20	CBNA	Crude Oil Futures	USD	7,851,539	269,441	—	269,441
01/17/20	MLI	Crude Oil Futures	USD	18,016,960	606,340	—	606,340
01/31/20	CBNA	Gold 100 oz. Futures	USD	22,132,080	714,420	—	714,420
01/31/20	MLI	Gold 100 oz. Futures	USD	16,973,990	541,660	—	541,660
01/30/20	GSI	Hang Seng China Enterprises Index Futures	HKD	203,882,692	307,959	—	307,959
01/30/20	MLI	Hang Seng China Enterprises Index Futures	HKD	290,475,941	417,368	—	417,368
01/30/20	GSI	Hang Seng Index Futures	HKD	12,592,879	16,506	—	16,506
01/30/20	MLI	Hang Seng Index Futures	HKD	74,212,813	90,177	—	90,177
02/12/20	GSI	Ibovespa Futures	BRL	7,380,690	38,827	—	38,827
02/12/20	MLI	Ibovespa Futures	BRL	55,096,030	283,563	—	283,563
03/13/20	BOA	Japanese Government 10 Year Bond Futures	JPY	8,979,933,300	(17,515)	—	(17,515)
02/21/20	CBNA	KC Hard Red Winter Wheat Futures	USD	1,960,869	250,431	—	250,431
02/21/20	MLI	KC Hard Red Winter Wheat Futures	USD	1,162,425	149,775	—	149,775
03/12/20	MLI	KOSPI 200 Index Futures	KRW	16,248,165,475	1,010,536	—	1,010,536
02/07/20	MLI	Live Cattle Futures	USD	10,248,155	77,695	—	77,695
03/27/20	BOA	Long Gilt Futures	GBP	27,474,864	(369,834)	—	(369,834)
02/11/20	CBNA	Low Sulphur Gas Oil Futures	USD	6,169,963	335,787	—	335,787
02/11/20	MLI	Low Sulphur Gas Oil Futures	USD	1,694,325	85,550	—	85,550
01/30/20	CBNA	NY Harbor ULSD Futures	USD	6,626,871	254,695	—	254,695
01/29/20	CBNA	Natural Gas Futures	USD	10,800,550	(402,800)	—	(402,800)
01/29/20	MLI	Natural Gas Futures	USD	7,645,110	(290,070)	—	(290,070)
01/30/20	CBNA	RBOB Gasoline Futures	USD	4,698,596	129,472	—	129,472
01/30/20	MLI	RBOB Gasoline Futures	USD	3,116,358	78,687	—	78,687
02/28/20	CBNA	Silver Futures	USD	5,765,538	237,998	—	237,998
02/28/20	MLI	Silver Futures	USD	6,106,605	255,350	—	255,350
02/21/20	CBNA	Soybean Futures	USD	12,651,881	629,569	—	629,569
02/21/20	CBNA	Soybean Oil Futures	USD	5,884,697	540,799	—	540,799
02/18/20	CBNA	Sugar No. 11 Futures	USD	1,345,236	172,834	—	172,834
02/18/20	MLI	Sugar No. 11 Futures	USD	426,737	54,236	—	54,236
03/20/20	MLI	Swiss Market Index Futures	CHF	35,826,578	272,661	—	272,661

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

OTC Total Return Swaps—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
03/20/20	BOA	U.S. Treasury Note 10 Year Futures	USD	1,019,587,009	$(8,906,853)	$—	$(8,906,853)
02/21/20	CBNA	Wheat Futures	USD	8,293,076	730,736	—	730,736

Totals					$32,165,584	$—	$32,165,584

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Merrill Lynch International, as of December 31, 2019:

Futures Contracts—Long	Notional Value	Component Weighting
Gold 100 oz.	$117,185,054	13.4%
WTI Crude	77,273,683	8.8%
Brent Crude	68,519,703	7.8%
Copper Comex	62,927,149	7.2%
Natural Gas	50,755,788	5.8%
Soybeans	50,492,846	5.8%
Corn No. 2 Yellow	48,452,201	5.5%
Silver	35,847,553	4.1%
LME Primary Aluminum	34,324,932	3.9%
Live Cattle	33,895,139	3.9%
Soybean Oil	30,684,793	3.5%
LME Primary Nickel	27,656,148	3.2%
Wheat	27,526,860	3.2%
Sugar No. 11	27,072,607	3.1%
Soybean Meal	26,394,722	3.0%
Coffee “C”	25,356,929	2.9%
Low Sulphur Gasoil	23,930,399	2.7%
Zinc	23,597,572	2.7%
RBOB Gasoline	23,388,790	2.7%
Heating Oil	19,929,478	2.3%
Lean Hogs	17,296,558	2.0%
Cotton No. 2	10,921,291	1.3%
KC Hard Red Winter Wheat	10,133,337	1.2%

	$873,563,532	100%

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(GSI)—	Goldman Sachs International
(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$663,401,482	$—	$663,401,482
Total Foreign Government*	—	427,374,159	—	427,374,159
Short-Term Investments
Mutual Funds	1,072,025,391	—	—	1,072,025,391
U.S. Treasury	—	1,041,801,234	—	1,041,801,234
Total Short-Term Investments	1,072,025,391	1,041,801,234	—	2,113,826,625
Total Investments	$1,072,025,391	$2,132,576,875	$—	$3,204,602,266

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$860,845	$—	$860,845
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,825,875)	—	(7,825,875)
Total Forward Contracts	$—	$(6,965,030)	$—	$(6,965,030)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$19,981,040	$—	$—	$19,981,040
Futures Contracts (Unrealized Depreciation)	(30,865,820)	—	—	(30,865,820)
Total Futures Contracts	$(10,884,780)	$—	$—	$(10,884,780)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$42,154,611	$—	$42,154,611
OTC Swap Contracts at Value (Liabilities)	—	(9,989,027)	—	(9,989,027)
Total OTC Swap Contracts	$—	$32,165,584	$—	$32,165,584

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$3,204,602,266
Cash	1,479,473
Cash denominated in foreign currencies (b)	6,604,663
Cash collateral (c)	108,898,725
OTC swap contracts at market value	42,154,611
Unrealized appreciation on forward foreign currency exchange contracts	860,845
Receivable for:
OTC swap contracts	732,473
Fund shares sold	26,112
Dividends and interest	3,280,148
Variation margin on futures contracts	5,427,507
Prepaid expenses	9,493

Total Assets	$3,374,076,316
Liabilities
Cash collateral for OTC swap contract	43,350,000
OTC swap contracts at market value	9,989,027
Unrealized depreciation on forward foreign currency exchange contracts	7,825,875
Payables for:
Investments purchased	72,998,707
Fund shares redeemed	653,468
Interest on OTC swap contracts	134,011
Accrued Expenses:
Management fees	1,667,545
Distribution and service fees	684,994
Deferred trustees’ fees	138,766
Other expenses	584,545

Total Liabilities	138,026,938

Net Assets	$3,236,049,378

Net Assets Consist of:
Paid in surplus	$2,826,176,049
Distributable earnings (Accumulated losses)	409,873,329

Net Assets	$3,236,049,378

Net Assets
Class B	$3,236,049,378
Capital Shares Outstanding*
Class B	350,413,331
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,188,407,398.
(b)	Identified cost of cash denominated in foreign currencies was $6,551,608.
(c)	Includes collateral of $90,418,725 for futures contracts and $18,480,000 for OTC swap contracts and forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$1,700,212
Interest	53,323,914

Total investment income	55,024,126
Expenses
Management fees	20,043,621
Administration fees	177,515
Custodian and accounting fees	503,044
Distribution and service fees—Class B	8,143,176
Audit and tax services	106,977
Legal	49,897
Trustees’ fees and expenses	60,868
Shareholder reporting	141,135
Insurance	23,046
Miscellaneous	26,147

Total expenses	29,275,426
Less management fee waiver	(225,727)

Net expenses	29,049,699

Net Investment Income	25,974,427

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(9,993,575)
Futures contracts	390,731,002
Swap contracts	48,241,789
Foreign currency transactions	207,925
Forward foreign currency transactions	26,171,983

Net realized gain	455,359,124

Net change in unrealized appreciation (depreciation) on:
Investments	54,158,313
Futures contracts	(11,683,774)
Swap contracts	69,800,436
Foreign currency transactions	(56,286)
Forward foreign currency transactions	(6,950,247)

Net change in unrealized appreciation	105,268,442

Net realized and unrealized gain	560,627,566

Net Increase in Net Assets From Operations	$586,601,993

(a)	Net of foreign withholding taxes of $728,663.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,974,427	$37,698,429
Net realized gain (loss)	455,359,124	(97,453,263)
Net change in unrealized appreciation (depreciation)	105,268,442	(159,741,287)

Increase (decrease) in net assets from operations	586,601,993	(219,496,121)

From Distributions to Shareholders
Class B	(95,945,477)	(336,467,475)

Total distributions	(95,945,477)	(336,467,475)

Decrease in net assets from capital share transactions	(350,954,111)	(102,597,948)

Total increase (decrease) in net assets	139,702,405	(658,561,544)

Net Assets
Beginning of period	3,096,346,973	3,754,908,517

End of period	$3,236,049,378	$3,096,346,973

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	594,709	$5,259,900	754,462	$6,508,884
Reinvestments	11,195,505	95,945,477	39,677,768	336,467,475
Redemptions	(51,452,525)	(452,159,488)	(51,555,975)	(445,574,307)

Net decrease	(39,662,311)	$(350,954,111)	(11,123,745)	$(102,597,948)

Decrease derived from capital shares transactions		$(350,954,111)		$(102,597,948)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.94	$9.36	$9.12	$8.37	$10.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.09	0.03	(0.02)	(0.07)
Net realized and unrealized gain (loss)	1.48	(0.62)	0.82	0.77	(0.79)

Total income (loss) from investment operations	1.55	(0.53)	0.85	0.75	(0.86)

Less Distributions
Distributions from net investment income	(0.26)	(0.04)	(0.16)	0.00	(0.59)
Distributions from net realized capital gains	0.00	(0.85)	(0.45)	0.00	(1.06)

Total distributions	(0.26)	(0.89)	(0.61)	0.00	(1.65)

Net Asset Value, End of Period	$9.23	$7.94	$9.36	$9.12	$8.37

Total Return (%) (b)	19.79 (d)	(6.35)	9.80	8.96	(9.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.89	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	0.90	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.89	0.89	0.88	0.88	0.88
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.89	0.89	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	0.80	1.08	0.29	(0.20)	(0.76)
Portfolio turnover rate (%)	101	26	32	54	122
Net assets, end of period (in millions)	$3,236.0	$3,096.3	$3,754.9	$3,809.0	$3,863.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date is April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $331,502,474 in the Subsidiary, representing 9.8% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon an evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

BHFTI-15

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require consolidated financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

BHFTI-16

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2019.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.
Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

BHFTI-17

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value	$9,296,157
			Unrealized depreciation on futures contracts (a) (b)	29,115,234
Equity	OTC swap contracts at market value	$2,437,597
	Unrealized appreciation on futures contracts (a) (b)	16,692,481	Unrealized depreciation on futures contracts (a) (b)	1,427,804
Commodity	OTC swap contracts at market value (c)	39,717,014	OTC swap contracts at market value	692,870
	Unrealized appreciation on futures contracts (a) (b)	3,288,559	Unrealized depreciation on futures contracts (a) (b)	322,782
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	860,845	Unrealized depreciation on forward foreign currency exchange contracts	7,825,875

Total		$62,996,496		$48,680,722

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $134,011.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$5,725,097	$(5,725,097)	$—	$—
Goldman Sachs International	363,292	—	(363,292)	—
Merrill Lynch International	36,927,067	(290,070)	(36,636,997)	—

	$43,015,456	$(6,015,167)	$(37,000,289)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$9,296,157	$—	$(8,589,992)	$706,165
Citibank N.A.	8,228,675	(5,725,097)	(2,503,578)	—
Merrill Lynch International	290,070	(290,070)	—	—

	$17,814,902	$(6,015,167)	$(11,093,570)	$706,165

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-19

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$26,171,983	$26,171,983
Swap contracts	76,102,674	18,774,261	(46,635,146)	—	48,241,789
Futures contracts	176,264,983	219,682,995	(5,216,976)	—	390,731,002

	$252,367,657	$238,457,256	$(51,852,122)	$26,171,983	$465,144,774

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(6,950,247)	$(6,950,247)
Swap contracts	(33,264,640)	2,786,068	100,279,008	—	69,800,436
Futures contracts	(69,195,365)	52,097,840	5,413,751	—	(11,683,774)

	$(102,460,005)	$54,883,908	$105,692,759	$(6,950,247)	$51,166,415

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	1,180,219,011
Futures contracts long	4,124,709,108
Futures contracts short	(20,599,387)
Swap contracts	2,337,246,389

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-20

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,079,357,140	$330,648,495	$1,419,338,102	$539,781,125

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$20,043,621	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

BHFTI-22

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,195,387,151

Gross unrealized appreciation	57,945,010
Gross unrealized depreciation	(18,102,262)

Net unrealized appreciation (depreciation)	$39,842,748

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$95,945,477	$210,025,507	$—	$126,441,968	$95,945,477	$336,467,475

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$227,851,528	$142,381,686	$39,778,908	$—	$410,012,122

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $90,275,907 and accumulated long-term capital losses of $36,148,957.

BHFTI-23

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AQR Global Risk Balanced Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the AQR Global Risk Balanced Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-27

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-28

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the three-year and five-year periods ended October 31, 2019, and outperformed its benchmark and its blended index for the one-year period ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned 20.98% and 20.75%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 18.42%.

MARKET ENVIRONMENT / CONDITIONS

The year to end December 2019 was a challenging one for emerging markets. Still, the asset class posted robust gains. The key themes that drove sentiment were the tumultuous nature of the U.S.-China trade negotiations and the tide of monetary policy measures among major global central banks, led predominantly by the U.S. Federal Reserve (the “Fed”). Key elections also influenced markets, such as Argentina, Brazil, India, Indonesia, Mexico and Thailand.

Hopes of a quick resolution to the trade dispute between Washington and Beijing gave way to anxiety of an inevitable global economic slowdown, as relations between the world’s two largest economies soured. Following an abrupt turnaround at the start of 2019 towards a more dovish monetary tone, the Fed lowered rates three times towards the end of the period. The European Central Bank and Beijing also cut rates and pledged further stimulus. In India, in addition to the central bank’s five rate cuts, the government announced additional corporate tax cuts that would boost earnings and business confidence. It also initiated the sale of several state-owned enterprises to improve finances. Similarly, central banks in Brazil, Indonesia, Mexico, Russia and Turkey lowered rates in response to concerns about an increasingly uncertain outlook.

In Latin America, Brazil’s much-anticipated pension reform bill was approved by the Senate, boosting the region’s performance. Sluggish economic growth in Mexico hampered the region’s performance, but towards the end of the period, the signing of the U.S., Mexico and Canada trade deal that replaces the 1994 North American Free Trade Agreement (NAFTA), had investors feeling hopeful again. Argentina spiraled back into crisis in the second half of 2019, after a fledgling recovery earlier. Domestic stocks were shaken by the unexpected win of Peronist candidate Alberto Fernandez over incumbent Mauricio Macri in the Presidential elections. At the end of the period, the incoming administration approved an emergency package to help lift the economy from its current crisis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the MSCI Emerging Markets Index during the one-year period. Stock selection in China, South Korea and Taiwan was the key contributor to performance, while positive asset allocation in Brazil also provided a boost.

In China, several domestically-focused core holdings generated robust returns despite a slowing global economic growth outlook and trade war uncertainty weighing on the mainland market. They included high-end liquor maker Kweichow Moutai and duty-free retailer China International Travel Services (“CITS”), both among the top contributors. Kweichow Moutai benefited from the government’s efforts to boost consumption, along with a robust profit outlook for the second half of 2019. CITS garnered positive results over the period amid sustained demand for domestic travel. Shanghai International Airport also added to returns, being relatively sheltered from the negative impact of trade tariffs. Healthy passenger traffic and higher duty-free spending lifted the shares of the airport operator. Additionally, not holding internet giant Baidu boosted relative performance. Baidu suffered setbacks when its shares retreated in tandem with the technology sell-off, and downgraded its forecasts due to tightening regulations and intensifying competition. On the flip side, the lack of exposure to e-commerce giant Alibaba Group weighed on returns, as the company reported impressive results and successfully listed in Hong Kong during the period.

The Portfolio’s core holdings, Samsung Electronics (South Korea) and Taiwan Semiconductor Manufacturing Company (Taiwan), also bolstered performance as these stocks rose on expectations that the memory cycle for semiconductors is expected to recover.

Conversely, India was a laggard as weak economic data and rising political tensions dampened investor confidence. This hurt some of the Portfolio’s holdings, such as ITC and UltraTech Cement. ITC also cost the Portfolio as fears of a tax increase for cigarettes weighed on its share price.

Another detractor was Indonesian conglomerate Astra International, as muted performance from its key automotive and agribusiness segments weighed on its earnings.

While the Portfolio’s position in South Korea had an overall positive impact on performance, several holdings detracted due to company-specific reasons. Shares of petrochemicals manufacturer LG Chem fell on investors’ expectations of relatively weaker results and a longer-than-expected recovery in its battery business.

Lastly, South African retailer Massmart also hindered performance as its stock price declined due to subdued consumer sentiment, while the departure of its chief executive officer (CEO) also had a negative impact. We exited Massmart at the end of the period given its deteriorating fundamentals, and in light of the challenging domestic consumer environment.

As bottom-up stock pickers, our country and sector allocations are driven by where we believe we can find quality companies with attractive valuations. This style may lead to significant deviations from the benchmark index. At the country level, the Portfolio was overweight India, Hong Kong (which is not part of the benchmark) and Brazil at period-end. India is home to many high-quality companies, and we believed the Portfolio’s holdings continued to have good long-term prospects, despite recent setbacks. Meanwhile, we liked Hong Kong as the territory continued to offer listed companies that have diversified, regional business activities, as well as

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

good standards of accounting and transparency. Brazil offered a deep market of quality companies at attractive valuations in our view, while corporate governance improved in Latin America’s largest economy.

In contrast, the Portfolio was underweight China, Taiwan and South Korea at period-end. During the period, we remained selective when investing in mainland China, where, in our view, many companies still fall short on quality and corporate governance. Hence, due diligence is crucial to pick the best companies. The Portfolio’s mainland holdings, which have a firm foothold in their respective industries, have taken steps to adopt international management practices. The Taiwanese market in this export-oriented economy offered a relatively narrow selection of companies, with the majority of them in the technology sector. Most of these companies lacked market leadership in terms of both technology and branding. South Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. We believe the domination of the chaebol (or huge conglomerates) can make the business landscape less competitive, while moves to prevent hostile domestic takeovers have also raised concerns.

At period-end, the Portfolio was overweight consumer-focused sectors, such as Consumer Staples and Financials. We believed that structural growth of domestic consumption in emerging economies will be driven by the expanding middle class and its increasing wealth. We also saw companies in the Financial sector as proxies for economic growth in these countries. Conversely, the Portfolio was underweight cyclical/export dependent industries, such as Energy and Industrials.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Mark Gordon-James

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	20.98	5.28	3.35
Class B	20.75	5.03	3.10
MSCI Emerging Markets Index	18.42	5.61	3.68

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.6
Samsung Electronics Co., Ltd.	6.5
Tencent Holdings, Ltd.	6.4
Housing Development Finance Corp., Ltd.	4.4
Ping An Insurance Group Co. of China, Ltd. - Class H	3.9
Banco Bradesco S.A. (ADR)	3.7
AIA Group, Ltd.	2.8
China Resources Land, Ltd.	2.5
Vale S.A. (ADR)	2.4
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	2.0

Top Countries

% of Net Assets
China	29.6
India	13.2
Brazil	13.0
South Korea	8.1
Taiwan	6.6
Indonesia	5.8
Mexico	5.1
Hong Kong	4.1
Russia	3.4
Philippines	2.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.89%	$1,000.00	$1,049.10	$4.60
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class B (a)	Actual	1.15%	$1,000.00	$1,047.60	$5.94
	Hypothetical*	1.15%	$1,000.00	$1,019.41	$5.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—91.4% of Net Assets

Security Description	Shares	Value

Brazil—11.3%
Ambev S.A.	2,477,300	$11,599,245
Banco Bradesco S.A. (ADR)	4,051,008	36,256,522
BRF S.A. (a)	792,768	6,937,573
IRB Brasil Resseguros S/A	749,290	7,260,197
Lojas Renner S.A.	973,205	13,617,265
Multiplan Empreendimentos Imobiliarios S.A.	1,397,211	11,520,717
Vale S.A. (ADR)	1,797,100	23,721,720

		110,913,239

Chile—0.7%
Banco Santander Chile (ADR)	293,100	6,761,817

China—29.6%
58.com, Inc. (ADR) (a)	243,207	15,742,789
Autohome, Inc. (ADR) (a) (b)	167,667	13,415,037
Budweiser Brewing Co. APAC, Ltd. (a)	2,508,500	8,469,621
China International Travel Service Corp., Ltd. - Class A	1,101,098	14,081,362
China Merchants Bank Co., Ltd. - Class H	2,351,500	12,120,363
China Mobile, Ltd.	1,237,000	10,444,964
China Resources Land, Ltd.	4,994,000	24,883,430
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	1,212,485	5,709,165
Huazhu Group, Ltd. (ADR) (b)	286,352	11,474,125
Kweichow Moutai Co., Ltd. - Class A	79,567	13,527,847
Midea Group Co., Ltd. - Class A	1,659,089	13,839,718
Ping An Insurance Group Co. of China, Ltd. - Class H	3,240,000	38,381,885
Prosus NV (a)	119,256	8,923,604
Shanghai International Airport Co., Ltd. - Class A	951,322	10,761,278
Sunny Optical Technology Group Co., Ltd.	468,700	8,133,193
Tencent Holdings, Ltd.	1,296,000	62,517,154
Wuxi Biologics Cayman, Inc. (a)	788,500	10,000,925
Yum China Holdings, Inc.	155,594	7,470,068

		289,896,528

Hong Kong—4.1%
AIA Group, Ltd.	2,622,600	27,594,093
Hong Kong Exchanges and Clearing, Ltd.	400,690	12,986,985

		40,581,078

India—13.2%
Hindustan Unilever, Ltd.	324,051	8,719,488
Housing Development Finance Corp., Ltd.	1,268,985	42,982,004
ITC, Ltd.	4,354,317	14,524,940
Kotak Mahindra Bank, Ltd.	796,231	18,786,527
SBI Life Insurance Co., Ltd.	871,500	11,723,869
Tata Consultancy Services, Ltd.	578,536	17,541,075
UltraTech Cement, Ltd.	273,411	15,537,539

		129,815,442

Indonesia—5.9%
Astra International Tbk PT	33,297,600	16,537,438
Bank Central Asia Tbk PT	7,970,400	19,147,866
Bank Rakyat Indonesia Persero Tbk PT	39,915,500	12,597,258
Indocement Tunggal Prakarsa Tbk PT	6,571,100	9,016,627

		57,299,189

Luxembourg—0.5%
Tenaris S.A. (ADR)	207,342	4,694,223

Macau—1.3%
Sands China, Ltd.	2,378,000	12,752,224

Mexico—5.1%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	208,877	19,740,965
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	680,300	12,745,708
Grupo Financiero Banorte S.A.B. de C.V. - Class O	3,179,932	17,753,464

		50,240,137

Netherlands—0.6%
ASML Holding NV	20,700	6,164,671

Philippines—2.8%
Ayala Land, Inc.	20,353,640	18,253,192
Bank of the Philippine Islands	5,454,802	9,466,200

		27,719,392

Russia—3.4%
Lukoil PJSC (ADR)	103,343	10,200,988
Novatek PJSC	482,780	9,824,995
Sberbank of Russia PJSC	3,270,788	13,424,676

		33,450,659

South Africa—2.8%
MTN Group, Ltd.	1,366,800	8,048,450
Naspers, Ltd. - N Shares	119,256	19,492,624

		27,541,074

South Korea—1.7%
LG Chem, Ltd. (a)	59,328	16,227,689

Taiwan—6.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,848,000	64,763,509

Thailand—0.9%
Siam Cement PCL (The)	701,250	9,177,148

Turkey—0.9%
BIM Birlesik Magazalar A/S	1,113,970	8,742,762

Total Common Stocks (Cost $706,861,383)		896,740,781

Preferred Stocks—8.1%

Brazil—1.6%
Petroleo Brasileiro S.A.	2,170,030	16,240,906

South Korea—6.5%
Samsung Electronics Co., Ltd.	1,628,150	63,521,167

Total Preferred Stocks (Cost $54,607,201)		79,762,073

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—0.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $3,166,498; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $3,232,187.	3,166,393	$3,166,393

Total Short-Term Investments (Cost $3,166,393)		3,166,393

Securities Lending Reinvestments (c)—1.5%

Repurchase Agreements—1.2%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,700,161; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,734,001.	1,700,000	1,700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,500,229; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,530,012.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $202,545; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $206,565.	202,514	202,514
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,170,314; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,213,532.	2,170,130	2,170,130
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $400,038; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $435,556.	400,000	400,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $2,500,846; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $2,712,896.	2,500,000	2,500,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $500,047; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $552,187.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $900,301; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $993,936.	900,000	900,000

		11,872,644

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	500,000	500,000

Mutual Funds—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (d)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (d)	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $14,372,644)		14,372,644

Total Investments—101.3% (Cost $779,007,621)		994,041,891
Other assets and liabilities (net)—(1.3)%		(12,640,980)

Net Assets—100.0%		$981,400,911

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $12,906,304 and the collateral received consisted of cash in the amount of $14,372,644. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2019

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Banks	14.9
Interactive Media & Services	9.3
Insurance	8.7
Semiconductors & Semiconductor Equipment	7.2
Technology Hardware, Storage & Peripherals	6.5
Real Estate Management & Development	5.6
Beverages	5.4
Hotels, Restaurants & Leisure	4.7
Thrifts & Mortgage Finance	4.4
Oil, Gas & Consumable Fuels	3.7

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$59,978,242	$50,934,997	$—	$110,913,239
Chile	6,761,817	—	—	6,761,817
China	48,102,019	241,794,509	—	289,896,528
Hong Kong	—	40,581,078	—	40,581,078
India	—	129,815,442	—	129,815,442
Indonesia	—	57,299,189	—	57,299,189
Luxembourg	4,694,223	—	—	4,694,223
Macau	—	12,752,224	—	12,752,224
Mexico	50,240,137	—	—	50,240,137
Netherlands	—	6,164,671	—	6,164,671
Philippines	—	27,719,392	—	27,719,392
Russia	10,200,988	23,249,671	—	33,450,659
South Africa	—	27,541,074	—	27,541,074
South Korea	—	16,227,689	—	16,227,689
Taiwan	—	64,763,509	—	64,763,509
Thailand	9,177,148	—	—	9,177,148
Turkey	—	8,742,762	—	8,742,762
Total Common Stocks	189,154,574	707,586,207	—	896,740,781
Total Preferred Stocks*	—	79,762,073	—	79,762,073
Total Short-Term Investment*	—	3,166,393	—	3,166,393
Securities Lending Reinvestments
Repurchase Agreements	—	11,872,644	—	11,872,644
Time Deposits	—	500,000	—	500,000
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	12,372,644	—	14,372,644
Total Investments	$191,154,574	$802,887,317	$—	$994,041,891

Collateral for Securities Loaned (Liability)	$—	$(14,372,644)	$—	$(14,372,644)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$994,041,891
Cash denominated in foreign currencies (c)	343,535
Receivable for:
Investments sold	4,199,200
Fund shares sold	42,920
Dividends and interest	2,283,735
Prepaid expenses	2,635

Total Assets	1,000,913,916
Liabilities
Collateral for securities loaned	14,372,644
Payables for:
Fund shares redeemed	425,049
Foreign taxes	3,230,402
Accrued Expenses:
Management fees	686,511
Distribution and service fees	108,813
Deferred trustees’ fees	153,931
Other expenses	535,655

Total Liabilities	19,513,005

Net Assets	$981,400,911

Net Assets Consist of:
Paid in surplus	$814,349,036
Distributable earnings (Accumulated losses) (d)	167,051,875

Net Assets	$981,400,911

Net Assets
Class A	$456,831,408
Class B	524,569,503
Capital Shares Outstanding*
Class A	40,346,116
Class B	46,762,781
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $779,007,621.
(b)	Includes securities loaned at value of $12,906,304.
(c)	Identified cost of cash denominated in foreign currencies was $343,352.
(d)	Includes foreign capital gains tax of $3,230,402.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$31,701,257
Interest (b)	146,053
Securities lending income	107,226

Total investment income	31,954,536
Expenses
Management fees	9,843,633
Administration fees	50,350
Custodian and accounting fees	573,322
Distribution and service fees—Class B	1,275,366
Audit and tax services	54,478
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	76,818
Insurance	7,518
Miscellaneous	25,717

Total expenses	12,010,523
Less management fee waiver	(786,881)

Net expenses	11,223,642

Net Investment Income	20,730,894

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	120,167,830
Foreign currency transactions	(900,585)

Net realized gain	119,267,245

Net change in unrealized appreciation on:
Investments (d)	89,975,148
Foreign currency transactions	4,059

Net change in unrealized appreciation	89,979,207

Net realized and unrealized gain	209,246,452

Net Increase in Net Assets From Operations	$229,977,346

(a)	Net of foreign withholding taxes of $3,012,449.
(b)	Net of foreign withholding taxes of $89.
(c)	Net of foreign capital gains tax of $448,061.
(d)	Includes change in foreign capital gains tax of $(963,631).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,730,894	$14,122,250
Net realized gain	119,267,245	13,171,728
Net change in unrealized appreciation (depreciation)	89,979,207	(228,401,159)

Increase (decrease) in net assets from operations	229,977,346	(201,107,181)

From Distributions to Shareholders
Class A	(8,387,507)	(23,547,220)
Class B	(8,489,048)	(14,104,469)

Total distributions	(16,876,555)	(37,651,689)

Increase (decrease) in net assets from capital share transactions	(506,259,636)	524,972

Total decrease in net assets	(293,158,845)	(238,233,898)

Net Assets
Beginning of period	1,274,559,756	1,512,793,654

End of period	$981,400,911	$1,274,559,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	657,211	$6,929,018	6,459,395	$64,160,173
Reinvestments	808,824	8,387,507	2,268,518	23,547,220
Redemptions	(43,093,162)	(465,940,570)	(7,194,100)	(79,456,111)

Net increase (decrease)	(41,627,127)	$(450,624,045)	1,533,813	$8,251,282

Class B
Sales	2,100,202	$21,750,810	5,527,408	$56,502,424
Reinvestments	824,980	8,489,048	1,370,697	14,104,469
Redemptions	(8,277,050)	(85,875,449)	(7,409,126)	(78,333,203)

Net decrease	(5,351,868)	$(55,635,591)	(511,021)	$(7,726,310)

Increase (decrease) derived from capital shares transactions		$(506,259,636)		$524,972

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.54	$11.41	$8.99	$8.14		$9.62

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.12	0.14	0.13	(b)	0.12
Net realized and unrealized gain (loss)	1.79	(1.68)	2.42	0.83		(1.41)

Total income (loss) from investment operations	1.98	(1.56)	2.56	0.96		(1.29)

Less Distributions
Distributions from net investment income	(0.20)	(0.31)	(0.14)	(0.11)		(0.19)

Total distributions	(0.20)	(0.31)	(0.14)	(0.11)		(0.19)

Net Asset Value, End of Period	$11.32	$9.54	$11.41	$8.99		$8.14

Total Return (%) (c)	20.98 (d)	(13.92)	28.59	11.83		(13.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	0.99	0.99	1.00		1.02
Net ratio of expenses to average net assets (%) (e)	0.93	0.94	0.94	0.94		1.00
Ratio of net investment income to average net assets (%)	1.84	1.12	1.37	1.49	(b)	1.29
Portfolio turnover rate (%)	16	20	20	15		116
Net assets, end of period (in millions)	$456.8	$782.0	$917.9	$801.5		$789.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.45	$11.30	$8.91	$8.07		$9.53

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.09	0.11	0.11	(b)	0.09
Net realized and unrealized gain (loss)	1.74	(1.66)	2.39	0.82		(1.38)

Total income (loss) from investment operations	1.95	(1.57)	2.50	0.93		(1.29)

Less Distributions
Distributions from net investment income	(0.18)	(0.28)	(0.11)	(0.09)		(0.17)

Total distributions	(0.18)	(0.28)	(0.11)	(0.09)		(0.17)

Net Asset Value, End of Period	$11.22	$9.45	$11.30	$8.91		$8.07

Total Return (%) (c)	20.75 (d)	(14.18)	28.21 (f)	11.50		(13.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	1.24	1.24	1.25		1.27
Net ratio of expenses to average net assets (%) (e)	1.18	1.19	1.19	1.19		1.25
Ratio of net investment income to average net assets (%)	2.05	0.88	1.11	1.23	(b)	1.03
Portfolio turnover rate (%)	16	20	20	15		116
Net assets, end of period (in millions)	$524.6	$492.5	$594.9	$516.8		$511.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53% for the year ended December 31, 2019, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $3,166,393. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,872,644. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$170,916,305	$0	$679,076,939

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$9,843,633	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period October 1, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

Prior to October 1, 2019, the Adviser had agreed, for the period April 29, 2019 to September 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$793,182,929

Gross unrealized appreciation	230,368,995
Gross unrealized depreciation	(29,510,033)

Net unrealized appreciation (depreciation)	$200,858,962

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$16,876,555	$37,651,689	$—	$—	$16,876,555	$37,651,689

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$19,191,011	$—	$197,634,702	$(49,619,906)	$167,205,807

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $30,114,713 and accumulated long-term capital losses of $19,505,193.

During the year ended December 31, 2019, the Portfolio utilized accumulated long-term capital losses of $113,305,723.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Aberdeen Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2019, and underperformed the median of the Performance Universe for the three-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, but outperformed the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the three-year and five-year periods ended October 31, 2019, and outperformed its benchmark for the one-year period ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2019.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 30.22% and 29.89%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 21.51%.

MARKET ENVIRONMENT / CONDITIONS

Positive sentiment around U.S.-China trade, accommodative monetary policy and a potential reacceleration in global growth powered non-U.S. equity indices higher in 2019. Although 2019’s outsized returns stand in sharp contrast to 2018’s declines, the economic backdrop hadn’t substantially changed from the prior year. Economic growth rates around the world remained sluggish, inflation quiescent and interest rates near historic lows. Primarily, markets climbed the proverbial “wall of worry” in 2019, as economic and business fundamentals were better than expected and fears about slowing growth or worsening trade tensions were largely unrealized. Also noteworthy was a dovish pivot by the Federal Reserve, which eased interest rates three times in 2019 after hiking its benchmark rate four times in 2017 and three times in 2018.

All regions and sectors participated in the upswing. Developed markets outperformed emerging markets, as was also true in 2018. Likewise, the U.S. continued to outpace Europe and Japan, while growth remained favored versus value. Returns in the MSCI All Country World ex-U.S. Index were led by the Information Technology, Health Care and Consumer Discretionary sectors. The Communication Services and Energy sectors were laggards, despite positive absolute returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio solidly outpaced the MSCI All Country World ex-U.S. Index over the trailing 12-month period. Outperformance was driven by stock selection, with meaningful contributions from the Portfolio’s Financials, Industrials and Materials stocks.

Top contributors in the Financials, Materials and Industrials sectors were Deutsche Boerse (Germany), Airbus (France) and Linde (Germany), respectively. Deutsche Boerse is the largest exchanges operator in Europe and owner of Eurex, Europe’s largest derivatives trading and clearing platform. In addition to strong structural growth drivers—such as the regulatory push to on-exchange trading,—the exchange industry is relatively defensive among financials since trading volumes tend to pick up with market volatility, balance sheet risk is substantially lower and operating margins are typically high.

Linde is a leader in the industrial gas oligopoly, supplying customers across a diverse range of industries. The company produces an essential product in a highly consolidated industry with high barriers to entry and strong pricing power. Industrial gas companies can take advantage of a captive customer base thanks to the pervasive take-or-pay contract structure within the industry. As a result, the companies enjoy the benefits of high switching costs for major customers, as well as predictable cash flows.

Airbus is an aircraft manufacturer operating in a duopoly with Boeing. The robust backdrop for air-travel is supporting demand for new planes. Our investment case in Airbus remained centered around the company’s decade-long, 6,000+ aircraft backlog and the potential to grow free cash flow as production increases and program ramp-up-related capital expenditures fall.

The biggest individual detractor, by a wide margin, was global payments company Wirecard (Germany). Shares fell in the wake of a series of articles by the Financial Times, questioning the company’s accounting practices. The company commissioned KPMG to conduct a new independent audit, which followed the external audit by the Singaporean law firm Rajah & Tann and a clean audit opinion received from Wirecard’s accountant Ernst & Young. We continued to have high conviction in the management team and the business’s long-term growth trajectory but decided it was prudent to reduce the position given ongoing scrutiny. As is typical, we are in dialogue with the company and its management. Our investment case in Wirecard remained focused on sustainable growth in electronic payments processing due to the secular tailwinds of e-commerce and the convergence of mobile, online and offline payments—augmented by market-share gains, new value-added services and global footprint expansion. Shares were attractively valued in our view, selling at a price/earnings-to-growth (PEG) ratio of 0.6x our estimates of 2020 earnings per share and at a price-to-earnings (P/E) multiple of 19x our estimates of 2020 earnings per share, at the end of the period.

The Portfolio’s next biggest detractors were Infineon Technologies (Germany) and Henkel (Germany). Infineon, a semiconductor company, was a small position in the Portfolio. The Portfolio sold its interest in Infineon during the period after the company announced it was acquiring Cypress Semiconductor. In addition to a purchase price we saw as too rich, we found most of Cypress’s business to be secularly challenged and commodity oriented.

Henkel, a home- and beauty-care products company, reduced its fiscal-year profit guidance by 10% due to an increase in planned operating expenditures associated with investments in marketing and its digital strategy. Though shares appeared cheap, we sold the Portfolio’s position in favor of better opportunities during the period.

As of December 31, 2019, the Portfolio’s largest sector overweights relative to the benchmark were Financials and Materials and its largest underweights were Consumer Discretionary, Consumer Staples and Communication Services. Portfolio positioning remained focused on our themes and geared toward what we considered to be dominant, high-quality companies that are exposed to positive

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

secular trends. We believe our bottom-up process will serve our investors well, yielding fundamentally sound companies with sustainable growth characteristics that are capable of standing up to varied market environments.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	30.22	6.08	5.41
Class B	29.89	5.88	5.48
MSCI All Country World ex-U.S. Index	21.51	5.51	3.94

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Linde plc	6.4
Deutsche Boerse AG	6.0
Air Liquide S.A.	4.1
Airbus SE	3.8
AIA Group, Ltd.	3.8
Nestle S.A.	3.7
Aon plc	3.2
Deutsche Post AG	2.9
Allianz SE	2.7
Medtronic plc	2.7

Top Countries

% of Net Assets
Germany	15.8
France	14.8
United Kingdom	13.9
United States	13.5
Switzerland	7.5
Japan	4.4
Netherlands	4.3
Brazil	4.2
Italy	4.1
Hong Kong	3.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.79%	$1,000.00	$1,085.40	$4.15
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,083.80	$5.46
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—92.1% of Net Assets

Security Description	Shares	Value

Brazil—1.9%
Petroleo Brasileiro S.A. (ADR)	1,442,675	$22,996,239

Canada—1.3%
Dollarama, Inc.	125,471	4,312,326
TMX Group, Ltd.	134,500	11,647,241

		15,959,567

China—1.1%
Alibaba Group Holding, Ltd. (ADR) (a)	62,605	13,278,521

Denmark—2.9%
DSV Panalpina A/S	10,488	1,214,076
Genmab A/S (a)	115,923	25,802,455
Novo Nordisk A/S - Class B	136,692	7,928,092

		34,944,623

France—14.8%
Air Liquide S.A.	344,702	48,991,326
Airbus SE	315,357	46,268,453
Amundi S.A.	124,080	9,753,848
BNP Paribas S.A.	392,664	23,374,189
Eiffage S.A.	129,767	14,869,844
Safran S.A.	64,831	10,049,736
Schneider Electric SE	72,310	7,438,394
Vinci S.A.	153,761	17,082,137

		177,827,927

Germany—15.8%
Allianz SE	132,448	32,477,677
Deutsche Boerse AG	458,600	72,123,191
Deutsche Post AG	905,454	34,569,847
SAP SE	97,085	13,084,127
Symrise AG	117,243	12,334,406
Wirecard AG	208,024	25,134,248

		189,723,496

Hong Kong—3.8%
AIA Group, Ltd.	4,303,772	45,282,805

India—2.1%
Housing Development Finance Corp., Ltd.	737,580	24,982,696

Ireland—1.3%
Amarin Corp. plc (ADR) (a) (b)	740,905	15,885,003

Israel—0.8%
Nice, Ltd. (ADR) (a)	61,165	9,489,750

Italy—4.1%
Assicurazioni Generali S.p.A.	964,552	19,911,403
Intesa Sanpaolo S.p.A.	7,983,620	21,045,874
UniCredit S.p.A.	578,599	8,459,286

		49,416,563

Japan—4.4%
Daikin Industries, Ltd.	20,100	2,826,675
Nippon Shinyaku Co., Ltd.	267,200	23,235,984
Recruit Holdings Co., Ltd.	180,210	6,781,362
Taiyo Nippon Sanso Corp.	893,800	19,800,691

		52,644,712

Macau—0.7%
Wynn Macau, Ltd.	3,426,400	8,475,678

Netherlands—4.3%
Adyen NV (144A) (a)	11,432	9,406,856
ING Groep NV	2,383,995	28,650,950
Koninklijke DSM NV	107,015	13,969,358

		52,027,164

Sweden—0.5%
Hennes & Mauritz AB - B Shares	318,736	6,479,190

Switzerland—7.5%
Idorsia, Ltd. (144A) (a) (b)	205,498	6,361,238
Lonza Group AG (a)	49,948	18,216,782
Nestle S.A.	410,712	44,495,119
UBS Group AG (a)	1,710,426	21,587,036

		90,660,175

United Kingdom—11.3%
AVEVA Group plc	238,863	14,766,458
Diageo plc	363,955	15,336,942
GlaxoSmithKline plc	683,219	16,073,271
Linde plc (a)	359,035	77,073,778
RELX plc	512,605	12,931,575

		136,182,024

United States—13.5%
Alphabet, Inc. - Class A (a)	10,218	13,685,887
Alphabet, Inc. - Class C (a)	10,046	13,431,703
Amazon.com, Inc. (a)	14,248	26,328,024
Aon plc	184,102	38,346,606
Intercontinental Exchange, Inc.	145,044	13,423,822
Medtronic plc	283,186	32,127,452
Willis Towers Watson plc	123,950	25,030,463

		162,373,957

Total Common Stocks (Cost $890,809,082)		1,108,630,090

Equity Linked Security—2.6%

United Kingdom—2.6%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/29/20 (a) (c) (Cost $25,142,408)	1,904,345	31,251,196

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2019

Preferred Stock—2.3%

Security Description	Shares/ Principal Amount*	Value

Brazil—2.3%
Petroleo Brasileiro S.A. (Cost $22,640,780)	3,675,587	$27,508,774

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $36,191,630; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $36,917,640.	36,190,424	36,190,424

Total Short-Term Investments (Cost $36,190,424)		36,190,424

Securities Lending Reinvestments (d)—0.9%

Repurchase Agreements—0.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $995,344; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/30 - 08/15/44, and an aggregate market value of $1,015,164.	995,259	995,259
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $2,000,176; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $2,040,179.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $700,066; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $612,005.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $144,107; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $146,966.	144,085	144,085
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,020,003.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,000,170; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $500,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $544,445.	500,000	500,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,353,618; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,494,759.	1,353,491	1,353,491

		10,292,835

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	500,000	500,000

Mutual Fund—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $11,792,835)		11,792,835

Total Investments—100.9% (Cost $986,575,529)		1,215,373,319
Other assets and liabilities (net)—(0.9)%		(11,221,932)

Net Assets—100.0%		$1,204,151,387

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $17,584,002 and the collateral received consisted of cash in the amount of $11,792,835 and non-cash collateral with a value of $6,145,610. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2019

(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $15,768,094, which is 1.3% of net assets.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Chemicals	14.3
Insurance	13.4
Capital Markets	10.7
Banks	6.8
Aerospace & Defense	4.7
Oil, Gas & Consumable Fuels	4.2
Biotechnology	4.0
Pharmaceuticals	3.9
Food Products	3.7
Internet & Direct Marketing Retail	3.3

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$22,996,239	$—	$—	$22,996,239
Canada	15,959,567	—	—	15,959,567
China	13,278,521	—	—	13,278,521
Denmark	—	34,944,623	—	34,944,623
France	—	177,827,927	—	177,827,927
Germany	—	189,723,496	—	189,723,496
Hong Kong	—	45,282,805	—	45,282,805
India	—	24,982,696	—	24,982,696
Ireland	15,885,003	—	—	15,885,003
Israel	9,489,750	—	—	9,489,750
Italy	—	49,416,563	—	49,416,563
Japan	—	52,644,712	—	52,644,712
Macau	—	8,475,678	—	8,475,678
Netherlands	—	52,027,164	—	52,027,164
Sweden	—	6,479,190	—	6,479,190
Switzerland	—	90,660,175	—	90,660,175
United Kingdom	—	136,182,024	—	136,182,024
United States	162,373,957	—	—	162,373,957
Total Common Stocks	239,983,037	868,647,053	—	1,108,630,090
Total Equity Linked Security*	—	31,251,196	—	31,251,196
Total Preferred Stock*	—	27,508,774	—	27,508,774
Total Short-Term Investment*	—	36,190,424	—	36,190,424
Securities Lending Reinvestments
Repurchase Agreements	—	10,292,835	—	10,292,835
Time Deposit	—	500,000	—	500,000
Mutual Fund	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	10,792,835	—	11,792,835
Total Investments	$240,983,037	$974,390,282	$—	$1,215,373,319

Collateral for Securities Loaned (Liability)	$—	$(11,792,835)	$—	$(11,792,835)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,215,373,319
Cash denominated in foreign currencies (c)	80
Receivable for:
Dividends and interest	2,626,526
Prepaid expenses	3,493

Total Assets	1,218,003,418
Liabilities
Collateral for securities loaned	11,792,835
Payables for:
Investments purchased	269,840
Fund shares redeemed	689,428
Accrued Expenses:
Management fees	739,372
Distribution and service fees	70
Deferred trustees’ fees	106,766
Other expenses	253,720

Total Liabilities	13,852,031

Net Assets	$1,204,151,387

Net Assets Consist of:
Paid in surplus	$923,562,420
Distributable earnings (Accumulated losses)	280,588,967

Net Assets	$1,204,151,387

Net Assets
Class A	$1,203,818,271
Class B	333,116
Capital Shares Outstanding*
Class A	94,735,480
Class B	26,296
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.71
Class B	12.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $986,575,529.
(b)	Includes securities loaned at value of $17,584,002.
(c)	Identified cost of cash denominated in foreign currencies was $86.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$24,137,431
Interest	313,268
Securities lending income	189,860

Total investment income	24,640,559
Expenses
Management fees	8,810,877
Administration fees	53,879
Custodian and accounting fees	302,230
Distribution and service fees—Class B	807
Audit and tax services	56,815
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	28,456
Insurance	8,031
Miscellaneous	25,632

Total expenses	9,390,048
Less management fee waiver	(53,822)

Net expenses	9,336,226

Net Investment Income	15,304,333

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	65,795,474
Foreign currency transactions	(266,269)

Net realized gain	65,529,205

Net change in unrealized appreciation on:
Investments	227,664,977
Foreign currency transactions	52,626

Net change in unrealized appreciation	227,717,603

Net realized and unrealized gain	293,246,808

Net Increase in Net Assets From Operations	$308,551,141

(a)	Net of foreign withholding taxes of $2,717,145.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,304,333	$17,051,715
Net realized gain	65,529,205	49,283,039
Net change in unrealized appreciation (depreciation)	227,717,603	(196,842,509)

Increase (decrease) in net assets from operations	308,551,141	(130,507,755)

From Distributions to Shareholders
Class A	(16,830,298)	(17,921,508)
Class B	(3,943)	(4,182)

Total distributions	(16,834,241)	(17,925,690)

Increase (decrease) in net assets from capital share transactions	(170,204,272)	115,682,210

Total increase (decrease) in net assets	121,512,628	(32,751,235)

Net Assets
Beginning of period	1,082,638,759	1,115,389,994

End of period	$1,204,151,387	$1,082,638,759

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	44,851	$504,119	15,201,144	$174,479,293
Reinvestments	1,467,332	16,830,298	1,595,860	17,921,508
Redemptions	(16,131,952)	(187,498,065)	(6,602,288)	(76,739,738)

Net increase (decrease)	(14,619,769)	$(170,163,648)	10,194,716	$115,661,063

Class B
Sales	67	$729	2,906	$32,959
Reinvestments	344	3,943	373	4,182
Redemptions	(3,935)	(45,296)	(1,431)	(15,994)

Net increase (decrease)	(3,524)	$(40,624)	1,848	$21,147

Increase (decrease) derived from capital shares transactions		$(170,204,272)		$115,682,210

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.90	$11.25	$8.66	$9.62	$10.04

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.16	0.13	0.14	0.09
Net realized and unrealized gain (loss)	2.82	(1.34)	2.60	(1.01)	(0.43)

Total income (loss) from investment operations	2.97	(1.18)	2.73	(0.87)	(0.34)

Less Distributions
Distributions from net investment income	(0.16)	(0.17)	(0.14)	(0.09)	(0.08)

Total distributions	(0.16)	(0.17)	(0.14)	(0.09)	(0.08)

Net Asset Value, End of Period	$12.71	$9.90	$11.25	$8.66	$9.62

Total Return (%) (b)	30.22	(10.68)	31.64	(9.11)	(3.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.80	0.81
Net ratio of expenses to average net assets (%) (c)	0.79	0.80	0.80	0.80	0.81
Ratio of net investment income to average net assets (%)	1.30	1.48	1.32	1.52	0.86
Portfolio turnover rate (%)	42	65	46	80	49
Net assets, end of period (in millions)	$1,203.8	$1,082.3	$1,115.1	$966.8	$986.8

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.87	$11.21	$8.64	$9.61	$10.03

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.11	0.12	0.05
Net realized and unrealized gain (loss)	2.82	(1.34)	2.58	(1.01)	(0.39)

Total income (loss) from investment operations	2.94	(1.20)	2.69	(0.89)	(0.34)

Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.12)	(0.08)	(0.08)

Total distributions	(0.14)	(0.14)	(0.12)	(0.08)	(0.08)

Net Asset Value, End of Period	$12.67	$9.87	$11.21	$8.64	$9.61

Total Return (%) (b)	29.89	(10.91)	31.22 (d)	(9.27)	(3.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.05	1.05	1.06
Net ratio of expenses to average net assets (%) (c)	1.04	1.05	1.05	1.05	1.06
Ratio of net investment income to average net assets (%)	1.07	1.25	1.05	1.36	0.50
Portfolio turnover rate (%)	42	65	46	80	49
Net assets, end of period (in millions)	$0.3	$0.3	$0.3	$0.2	$0.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $36,190,424. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,292,835. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$470,730,426	$0	$644,065,898

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $8,810,877.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period October 1, 2019 to April 30, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $750 million

Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$987,544,806

Gross unrealized appreciation	233,976,754
Gross unrealized depreciation	(6,148,241)

Net unrealized appreciation (depreciation)	$227,828,513

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$16,834,241	$17,925,690	$—	$—	$16,834,241	$17,925,690

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$14,913,124	$37,917,999	$227,864,611	$—	$280,695,734

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $27,616,963.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2019. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2019.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 7.32% and 7.03%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 8.64%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. floating-rate loan market as measured by the broad-based S&P/LSTA Leveraged Loan Index (“the Index”) delivered a return of 8.64% for calendar year 2019, nearing the higher end of the range of market forecasts at the opening of the period. The shape of the year’s performance trend proved to be uneven, with strong returns at the start of year through April, below-coupon results for much of the next six months, and finally, renewed market appreciation to cap the year in November and December. The return experience of the Index during the period provided an example of the generally reliable “pull-to-par” characteristic of loans, albeit not always realized in a straight line.

Looking at technical conditions in the loan market, the growth of the loan market moderated in 2019 from the more robust supply conditions present in calendar year 2018. The total par amount of the Index loans outstanding edged up only slightly during the period from $1.17 trillion at the beginning of 2019 to $1.19 trillion by the end of the period as loan repayments largely offset new issuance. On the demand side, Collateralized Loan Obligation (“CLO”) formation remained strong in 2019, totaling approximately $118 billion during the period, down modestly from the record CLO issuance of 2018. Conversely, retail outflows moderated relative to the significant redemptions experienced during the fourth quarter of 2018 but remained negative throughout 2019 with the Federal Reserve implementing three interest rate cuts during the period.

The trailing 12-month default rate ended 2019 at 1.39% on a par-weighted basis, according to S&P Leveraged Commentary & Data, lower than the 1.63% level where it entered the year and less than half the level of the market’s long-term averages. In a similar vein, signs of market stress remained low at the end of the year, with the percentage of loans outstanding marked below $70 and $80 representing approximately 2% and 4% of performing loans outstanding in the market, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index over the twelve-month period ended December 31, 2019. The Portfolio’s modest cash balance over the period was a detractor in an environment where loans delivered robust returns. Looking at performance through the lens of quality orientation, loans within the CCC-rated and defaulted loan tiers of the market underperformed their higher-quality counterparts. CCC-rated and defaulted loans returned 3.41% and -18.22%, respectively versus returns of 9.31% and 8.99% for the respective BB-rated and B-rated categories. The Portfolio’s overweight exposure to BB-rated loans and underweight to the distressed end of the market aided relative results.

With respect to the Index’s industry-level performance, the Portfolio’s underweight exposure to the nonferrous metals & minerals and oil & gas industries contributed to relative performance, but unfavorable loan selection results within those segments more than offset the favorable allocation impact. Elsewhere, while the Portfolio’s selection within the home furnishings industry detracted, the Portfolio benefited from positive loan selection results within the electronics/electrical industry. Additionally, the Portfolio’s exposure to larger, higher-quality and generally more actively traded loans was a boost to performance for the period. Specifically, the larger, generally more liquid loans in the S&P/LSTA Leveraged Loan 100 Index outperformed the broad Index at large.

The cornerstones of the strategy’s investment philosophy remained intense, internal credit research and broad diversification. The Portfolio held 430 issuer positions across 36 industries as of December 31, 2019. We believed the optimal risk/return profile could be achieved predominately through interest income realized through investments in what we viewed to be higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the period, relative to the Index, the Portfolio maintained a sizeable overweight position in BB-rated loans (31.3% vs. 24.9%) and modest exposure to the distressed CCC-rated loan category (2.8% vs. 6.1%).

Given the floating-rate nature of the asset class, the Portfolio was exposed to relatively low interest rate risk as the loans in the Portfolio reset their coupons every 37 days on average as of December 31, 2019, which resulted in a portfolio duration of approximately 0.10 years.

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s/Loan Syndications and Trading Association (“S&P/LSTA”) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	7.32	4.07	4.00
Class B	7.03	3.82	3.73
S&P/LSTA Leveraged Loan Index	8.64	4.45	4.54

1 Inception date of the Class A and Class B shares is 4/30/2010. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Industries

% of Net Assets
Software	10.7
Media	6.4
Commercial Services	5.2
Diversified Financial Services	4.8
Telecommunications	4.7
Healthcare-Services	4.3
Pharmaceuticals	4.3
Chemicals	3.9
Insurance	3.6
Retail	3.5

Top Sectors

% of Net Assets
Floating Rate Loans	92.4
Corporate Bonds & Notes	2.5
Common Stocks	0.5

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A	Actual	0.68%	$1,000.00	$1,026.10	$3.47
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B	Actual	0.93%	$1,000.00	$1,024.20	$4.74
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—92.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—1.1%
AppLovin Corp. Term Loan B, 5.299%, 1M LIBOR + 3.500%, 08/15/25	4,021,001	$4,049,903
Outfront Media Capital LLC / Outfront Media Capital Corp. Term Loan B, 3.486%, 1M LIBOR + 1.750%, 11/18/26	925,000	931,194
Red Ventures LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 11/08/24	1,326,358	1,339,760
Terrier Media Buyer, Inc. Term Loan B, 6.148%, 3M LIBOR + 4.250%, 12/17/26	1,600,000	1,618,000
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 5.800%, 1M LIBOR + 4.000%, 12/19/23	954,240	906,528

		8,845,385

Aerospace/Defense—1.1%
TransDigm, Inc.
Term Loan F, 4.299%, 1M LIBOR + 2.500%, 06/09/23	4,927,842	4,949,401
Term Loan G, 4.299%, 1M LIBOR + 2.500%, 08/22/24	1,671,516	1,679,089
Wesco Aircraft Hardware Corp. Term Loan A, 4.300%, 1M LIBOR + 2.500%, 11/30/20	1,298,125	1,299,748
WP CPP Holdings LLC Term Loan, 5.680%, 3M LIBOR + 3.750%, 04/30/25	642,808	639,594

		8,567,832

Auto Parts & Equipment—2.3%
Adient U.S. LLC Term Loan B, 6.182%, 3M LIBOR + 4.250%, 05/06/24	621,875	626,410
American Axle & Manufacturing, Inc. Term Loan B, 4.068%, 1M LIBOR + 2.250%, 04/06/24	2,193,652	2,191,594
Autokiniton US Holdings, Inc. Term Loan B, 8.174%, 1M LIBOR + 6.375%, 05/22/25	738,750	709,200
CS Intermediate Holdco 2 LLC Term Loan B, 3.799%, 1M LIBOR + 2.000%, 11/02/23	1,270,893	1,203,377
Delachaux S.A. Term Loan B, 6.501%, 3M LIBOR + 4.500%, 04/16/26	400,000	396,625
DexKo Global, Inc. Term Loan, 5.299%, 1M LIBOR + 3.500%, 07/24/24	1,759,377	1,757,452
Garrett LX III S.a r.l. Term Loan B, 4.450%, 3M LIBOR + 2.500%, 09/27/25	246,875	246,643
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.970%, 3M LIBOR + 2.000%, 03/07/25	2,433,333	2,439,417
Panther BF Aggregator 2 L.P. Term Loan B, 5.305%, 1M LIBOR + 3.500%, 04/30/26	4,164,563	4,189,687
Tenneco, Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 10/01/25	3,291,750	3,228,384
TI Group Automotive Systems LLC Term Loan, 4.299%, 1M LIBOR + 2.500%, 06/30/22	1,270,254	1,276,870

		18,265,659

Banks—0.1%
Walker & Dunlop, Inc. Term Loan B, 3.952%, 1M LIBOR + 2.250%, 07/20/25	694,750	698,658

Beverages—0.2%
Arterra Wines Canada, Inc. Term Loan B1, 4.653%, 3M LIBOR + 2.750%, 12/15/23	319,241	319,440

Beverages—(Continued)
Jacobs Douwe Egberts International B.V. Term Loan B, 3.750%, 1M LIBOR + 2.000%, 11/01/25	1,353,959	1,361,011

		1,680,451

Building Materials—1.3%
APi Group DE, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 10/01/26	1,300,000	1,311,985
CPG International, Inc. Term Loan, 5.933%, 3M LIBOR + 3.750%, 05/05/24	1,895,236	1,904,712
NCI Building Systems, Inc. Term Loan, 5.486%, 1M LIBOR + 3.750%, 04/12/25	691,228	690,934
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 11/15/23	4,311,043	4,338,371
Summit Materials Cos. I LLC Term Loan B, 3.799%, 1M LIBOR + 2.000%, 11/21/24	1,568,000	1,577,311

		9,823,313

Chemicals—3.9%
Alpha 3 B.V. Term Loan B1, 4.945%, 3M LIBOR + 3.000%, 01/31/24	1,598,517	1,605,178
Aruba Investments, Inc. Term Loan B, 5.049%, 1M LIBOR + 3.250%, 02/02/22	287,925	288,465
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3, 3.695%, 3M LIBOR + 1.750%, 06/01/24	3,265,339	3,277,176
Element Solutions, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 01/31/26	594,011	598,002
Emerald Performance Materials LLC 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 08/01/21	470,162	467,812
Ferro Corp.
Term Loan B1, 4.195%, 3M LIBOR + 2.250%, 02/14/24	389,070	389,800
Term Loan B2, 4.195%, 3M LIBOR + 2.250%, 02/14/24	310,333	310,915
Term Loan B3, 4.195%, 3M LIBOR + 2.250%, 02/14/24	303,730	304,299
Flint Group GmbH Term Loan C, 4.936%, 3M LIBOR + 3.000%, 09/07/21	134,413	117,611
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.936%, 3M LIBOR + 3.000%, 09/07/21	813,087	711,451
GrafTech Finance, Inc. Term Loan B, 5.299%, 1M LIBOR + 3.500%, 02/12/25	2,192,014	2,189,219
HB Fuller Co. Term Loan B, 3.765%, 1M LIBOR + 2.000%, 10/20/24	1,500,291	1,506,385
Hexion Inc Exit Term Loan, 5.600%, 3M LIBOR + 3.500%, 07/01/26	1,666,625	1,677,000
INEOS Enterprises Holdings US Finco LLC Term Loan B, 5.914%, 3M LIBOR + 4.000%, 08/31/26	224,438	225,630
Ineos U.S. Finance LLC Term Loan B, 3.799%, 1M LIBOR + 2.000%, 03/31/24	3,062,500	3,068,432
Kraton Polymers LLC Term Loan, 4.299%, 1M LIBOR + 2.500%, 03/05/25	675,602	673,913
Messer Industries GmbH Term Loan, 4.445%, 3M LIBOR + 2.500%, 03/01/26	1,911,806	1,924,351
Minerals Technologies, Inc. Term Loan B, 4.062%, 1M LIBOR + 2.250%, 02/14/24	896,314	901,169
Orion Engineered Carbons GmbH Term Loan B, 3.945%, 3M LIBOR + 2.000%, 07/25/24	451,672	452,802

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
PQ Corp. Term Loan B, 4.427%, 3M LIBOR + 2.500%, 02/08/25	2,181,744	$2,195,926
Starfruit Finco B.V Term Loan B, 4.960%, 1M LIBOR + 3.250%, 10/01/25	3,023,569	3,031,110
Tata Chemicals North America, Inc. Term Loan B, 4.563%, 3M LIBOR + 2.750%, 08/07/20	840,404	838,303
Tronox Finance LLC Term Loan B, 4.610%, 1M LIBOR + 2.750%, 09/23/24	2,719,371	2,727,445
Venator Materials Corp. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 08/08/24	830,875	827,759

		30,310,153

Coal—0.2%
Murray Energy Corp.
DIP Term Loan, 13.000%, 1M LIBOR + 11.000%, 07/31/20 (b) (c)	520,146	532,266
Term Loan B2, 10/17/22 (d) (g)	1,868,647	414,217
Oxbow Carbon LLC 1st Lien Term Loan B, 5.549%, 3M LIBOR + 3.750%, 01/04/23	562,500	563,906

		1,510,389

Commercial Services—5.3%
Adtalem Global Education, Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 04/11/25	369,375	369,991
AlixPartners LLP Term Loan B, 4.549%, 1M LIBOR + 2.750%, 04/04/24	3,093,194	3,115,564
Allied Universal Holdco LLC
Delayed Draw Term Loan, 6.055%, 1M LIBOR + 4.250%, 07/10/26	231,982	233,751
Term Loan B, 6.049%, 1M LIBOR + 4.250%, 07/10/26	2,343,018	2,360,883
ASGN, Inc. Term Loan B3, 3.549%, 1M LIBOR + 1.750%, 04/02/25	708,613	713,485
BidFair MergerRight, Inc. Term Loan B, 7.240%, 1M LIBOR + 5.500%, 01/15/27	550,000	545,875
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 4.799%, 1M LIBOR + 3.000%, 06/07/23	3,061,866	3,085,979
Coinamatic Canada, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/14/22	109,254	107,068
EAB Global, Inc. 1st Lien Term Loan, 5.736%, 3M LIBOR + 3.750%, 11/15/24	1,400,063	1,405,313
Electro Rent Corp. 1st Lien Term Loan, 6.936%, 3M LIBOR + 5.000%, 01/31/24	1,164,000	1,173,700
Ensemble RCM, LLC Term Loan, 5.659%, 3M LIBOR + 3.750%, 08/03/26	448,875	452,522
Financial & Risk U.S. Holdings, Inc. Term Loan, 5.049%, 1M LIBOR + 3.250%, 10/01/25	1,039,500	1,049,461
Garda World Security Corp. 1st Lien Term Loan B, 6.660%, 3M LIBOR + 4.750%, 10/30/26	1,525,000	1,535,801
Hertz Corp. (The) Term Loan B, 4.550%, 3M LIBOR + 2.750%, 06/30/23	966,063	971,799
IRI Holdings, Inc. 1st Lien Term Loan, 6.300%, 1M LIBOR + 4.500%, 12/01/25	3,019,500	2,969,174

Commercial Services—(Continued)
KUEHG Corp. Incremental Term Loan, 5.695%, 3M LIBOR + 3.750%, 02/21/25	2,420,959	2,430,038
LSC Communications, Inc. Term Loan B, 7.124%, 1W LIBOR + 5.500%, 09/30/22	695,208	448,161
MPH Acquisition Holdings LLC Term Loan B, 4.695%, 3M LIBOR + 2.750%, 06/07/23	2,422,371	2,396,129
Parexel International Corp. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 09/27/24	2,179,603	2,140,098
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/01/25	424,917	426,378
Prime Security Services Borrower LLC Term Loan B1, 4.944%, 1M LIBOR + 3.250%, 09/23/26	2,575,858	2,585,876
Prometric Holdings, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 01/29/25	270,208	270,377
PSC Industrial Holdings Corp. 1st Lien Term Loan, 5.490%, 1M LIBOR + 3.750%, 10/11/24	1,641,500	1,633,292
ServiceMaster Company Term Loan D, 3.563%, 1M LIBOR + 1.750%, 11/05/26	500,000	502,653
SGS Cayman L.P. Term Loan B, 7.320%, 3M LIBOR + 5.375%, 04/23/21	192,329	190,646
Syniverse Holdings, Inc. 1st Lien Term Loan, 6.846%, 2M LIBOR + 5.000%, 03/09/23	933,375	869,595
Team Health Holdings, Inc. 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 02/06/24	1,896,375	1,542,836
Trans Union LLC Term Loan B5, 3.549%, 1M LIBOR + 1.750%, 11/16/26	2,269,654	2,282,243
United Rentals, Inc. Term Loan B, 3.549%, 3M LIBOR + 1.750%, 10/31/25	814,688	820,943
Verscend Holding Corp. Term Loan B, 6.299%, 1M LIBOR + 4.500%, 08/27/25	1,407,188	1,418,621
Victory Capital Holdings, Inc. Term Loan B, 5.349%, 3M LIBOR + 3.250%, 07/01/26	1,081,818	1,090,946
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/14/22	673,350	659,883

		41,799,081

Computers—1.7%
CDW LLC Term Loan B, 3.550%, 1M LIBOR + 1.750%, 10/13/26	1,122,093	1,130,509
Datto, Inc. Term Loan B, 6.049%, 1M LIBOR + 4.250%, 04/02/26	323,375	326,407
ECI Macola Max Holdings LLC 1st Lien Term Loan, 6.195%, 3M LIBOR + 4.250%, 09/27/24	711,299	713,166
Harland Clarke Holdings Corp. Term Loan B7, 6.695%, 3M LIBOR + 4.750%, 11/03/23	867,323	677,958
Monitronics International, Inc. Takeback Term Loan, 8.299%, 3M LIBOR + 6.500%, 03/29/24	1,304,840	1,093,619
MTS Systems Corp. Term Loan B, 5.050%, 1M LIBOR + 3.250%, 07/05/23	487,626	490,369
NCR Corp. Term Loan, 4.300%, 1M LIBOR + 2.500%, 08/28/26	1,422,938	1,431,831
Sutherland Global Services, Inc. Term Loan B, 7.320%, 3M LIBOR + 5.375%, 04/23/21	826,234	819,004

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
Tempo Acquisition LLC Term Loan, 4.549%, 1M LIBOR + 2.750%, 05/01/24	1,799,273	$1,812,767
Verifone Systems, Inc. 1st Lien Term Loan, 5.899%, 3M LIBOR + 4.000%, 08/20/25	2,826,961	2,798,692
Western Digital Corp. Term Loan B4, 3.452%, 3M LIBOR + 1.750%, 04/29/23	1,940,725	1,953,251

		13,247,573

Distribution/Wholesale—1.8%
American Builders & Contractors Supply Co., Inc. Term Loan, 3.799%, 1M LIBOR + 2.000%, 01/15/27	5,810,438	5,837,677
Core & Main L.P. Term Loan B, 4.528%, 1M LIBOR + 2.750%, 08/01/24	984,104	984,506
IAA, Inc. Term Loan B, 4.063%, 1M LIBOR + 2.250%, 06/28/26	509,250	513,384
KAR Auction Services, Inc. Term Loan B6, 4.063%, 1M LIBOR + 2.250%, 09/19/26	548,625	553,535
Resideo Funding, Inc. Term Loan B, 4.200%, 3M LIBOR + 2.250%, 10/24/25	346,500	344,984
Spin Holdco, Inc. Term Loan B, 5.251%, 3M LIBOR + 3.250%, 11/14/22	3,261,218	3,244,911
Univar, Inc. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 07/01/24	2,638,384	2,654,051

		14,133,048

Diversified Consumer Services—0.1%
Virtus Investment Partners, Inc. Term Loan, 3.944%, 1M LIBOR + 2.250%, 06/01/24	508,727	511,271

Diversified Financial Services—4.8%
Aretec Group, Inc. Term Loan, 6.049%, 1M LIBOR + 4.250%, 10/01/25	3,700,559	3,663,554
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 3.515%, 1M LIBOR + 1.750%, 01/15/25	3,719,250	3,747,144
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 06/15/25	738,750	740,366
Canyon Valor Co, Inc. Term Loan B1, 4.549%, 1M LIBOR + 2.750%, 06/16/23	1,349,073	1,350,760
Citco Funding LLC Term Loan, 4.299%, 1M LIBOR + 2.500%, 09/28/23	2,986,746	2,988,613
Clipper Acquisitions Corp. Term Loan B, 3.454%, 1M LIBOR + 1.750%, 12/27/24	1,102,500	1,112,119
Delos Finance S.a.r.l. Term Loan B, 3.695%, 3M LIBOR + 1.750%, 10/06/23	1,872,500	1,882,029
Ditech Holding Corp. Term Loan, 06/30/22 (g)	2,747,915	1,139,096
Flying Fortress, Inc. Term Loan B, 3.695%, 3M LIBOR + 1.750%, 10/30/22	1,273,611	1,280,079
Focus Financial Partners LLC Incremental Term Loan, 4.299%, 1M LIBOR + 2.500%, 07/03/24	2,619,453	2,640,736
Franklin Square Holdings L.P. Term Loan B, 4.063%, 3M LIBOR + 2.250%, 08/01/25	493,750	495,601
Greenhill & Co., Inc. Term Loan B, 4.990%, 1M LIBOR + 3.250%, 04/12/24	999,375	988,132

Diversified Financial Services—(Continued)
GreenSky Holdings LLC Term Loan B, 5.063%, 1M LIBOR + 3.250%, 03/31/25	1,301,813	1,305,067
Guggenheim Partners LLC Term Loan, 4.549%, 1M LIBOR + 2.750%, 07/21/23	5,176,725	5,187,239
Harbourvest Partners LLC Term Loan B, 3.990%, 1M LIBOR + 2.250%, 03/03/25	922,227	926,550
IG Investment Holdings LLC 1st Lien Term Loan, 5.799%, 1M LIBOR + 4.000%, 05/23/25	2,697,305	2,709,106
LPL Holdings, Inc. Term Loan B1, 3.542%, 1M LIBOR + 1.750%, 11/12/26	1,300,000	1,310,021
NFP Corp. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 01/08/24	2,977,649	2,970,470
Ocwen Financial Corp. Term Loan B, 6.799%, 1M LIBOR + 5.000%, 12/07/20	240,392	239,140
Oz Management L.P. 1st Lien Term Loan, 6.500%, 1M LIBOR + 4.750%, 04/10/23	112,500	112,641
PGX Holdings, Inc. 1st Lien Term Loan, 7.050%, 1M LIBOR + 5.250%, 09/29/20	1,370,564	730,967

		37,519,430

Electric—1.2%
Calpine Construction Finance Co. L.P. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 01/15/25	1,236,584	1,243,540
Calpine Corp.
Term Loan B5, 4.200%, 3M LIBOR + 2.250%, 01/15/24	4,042,092	4,069,881
Term Loan B9, 4.200%, 3M LIBOR + 2.250%, 04/05/26	796,000	801,686
Longview Power LLC Term Loan B, 7.930%, 3M LIBOR + 6.000%, 04/13/21	1,217,625	665,889
Pike Corp. Term Loan B, 5.050%, 1M LIBOR + 3.250%, 07/24/26	439,853	443,060
Talen Energy Supply, LLC Term Loan B, 5.549%, 1M LIBOR + 3.750%, 07/08/26	673,313	675,821
Vistra Energy Corp. 1st Lien Term Loan B3, 3.538%, 1M LIBOR + 1.750%, 12/31/25	1,202,500	1,210,993

		9,110,870

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. Term Loan B, 4.000%, 1M LIBOR + 2.250%, 12/17/25	330,000	332,162
Pelican Products, Inc. 1st Lien Term Loan, 5.240%, 1M LIBOR + 3.500%, 05/01/25	566,375	521,065

		853,227

Electronics—0.1%
Celestica, Inc. Term Loan B, 4.292%, 1M LIBOR + 2.500%, 06/27/25	297,000	297,279
Mirion Technologies, Inc. Term Loan B, 5.945%, 3M LIBOR + 4.000%, 03/06/26	397,312	401,119
TTM Technologies, Inc. Term Loan, 4.191%, 1M LIBOR + 2.500%, 09/28/24	276,204	277,240

		975,638

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Energy-Alternate Sources—0.3%
Granite Acquisition, Inc. Term Loan B, 5.445%, 3M LIBOR + 3.500%, 12/19/21	2,376,269	$2,389,142

Engineering & Construction—0.3%
1199169 B.C. Unlimited Liability Co. Term Loan B2, 5.945%, 3M LIBOR + 4.000%, 04/04/26	252,863	255,121
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.235%, 3M LIBOR + 4.250%, 06/21/24	984,949	983,541
Dynasty Acquisition Co., Inc. Term Loan B1, 5.945%, 3M LIBOR + 4.000%, 04/06/26	470,325	474,524
FrontDoor, Inc. Term Loan B, 4.313%, 1M LIBOR + 2.500%, 08/16/25	419,688	421,256
USIC Holdings, Inc. Term Loan B, 5.049%, 1M LIBOR + 3.250%, 12/08/23	172,000	171,355

		2,305,797

Entertainment—3.2%
AMC Entertainment Holdings, Inc. Term Loan B, 4.800%, 1M LIBOR + 3.000%, 04/22/26	1,612,813	1,626,521
Aristocrat Technologies, Inc. 1st Lien Term Loan, 3.716%, 3M LIBOR + 1.750%, 10/19/24	938,307	943,852
Crown Finance U.S., Inc. Term Loan, 4.049%, 1M LIBOR + 2.250%, 02/28/25	1,593,319	1,593,540
Crown Finance US, Inc. Incremental Term Loan, 4.299%, 1M LIBOR + 2.500%, 09/30/26	1,296,750	1,299,992
Delta 2 (LUX) S.a.r.l. Term Loan, 4.299%, 1M LIBOR + 2.500%, 02/01/24	2,243,230	2,257,600
Eldorado Resorts LLC Term Loan B, 4.047%, 1M LIBOR + 2.250%, 04/17/24	404,159	404,475
GVC Holdings plc Term Loan B2, 4.446%, 6M LIBOR + 2.250%, 03/29/24	1,007,063	1,013,777
Live Nation Entertainment, Inc. Term Loan B4, 3.500%, 3M LIBOR + 1.750%, 10/17/26	1,574,191	1,582,043
Motion Finco LLC
Delayed Draw Term Loan B2, 11/04/26 (e)	60,985	61,747
Term Loan B1, 5.151%, 3M LIBOR + 3.250%, 11/13/26	464,015	469,815
NASCAR Holdings, Inc. Term Loan B, 4.495%, 3M LIBOR + 2.750%, 10/19/26	638,378	646,058
Playtika Holding Corp. Term Loan B, 7.799%, 1M LIBOR + 6.000%, 12/10/24	3,025,000	3,062,813
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 4.799%, 1M LIBOR + 3.000%, 03/31/24	2,313,961	2,325,892
SMG US Midco 2, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 01/23/25	221,063	222,444
Stars Group Holdings B.V. (The) Incremental Term Loan, 5.445%, 3M LIBOR + 3.500%, 07/10/25	4,998,560	5,048,920
UFC Holdings LLC Term Loan, 5.500%, 1M LIBOR + 3.250%, 04/29/26	2,108,335	2,125,202

		24,684,691

Environmental Control—1.7%
Advanced Disposal Services, Inc. Term Loan B3, 3.853%, 1W LIBOR + 2.250%, 11/10/23	3,247,456	3,264,706

Environmental Control—(Continued)
EnergySolutions LLC Term Loan B, 5.695%, 3M LIBOR + 3.750%, 05/09/25	1,108,125	1,049,949
EWT Holdings III Corp. Term Loan, 4.799%, 1M LIBOR + 3.000%, 12/20/24	3,833,183	3,855,944
Filtration Group Corp. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 03/29/25	1,441,579	1,449,327
GFL Environmental Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 05/30/25	2,216,864	2,223,000
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 5.063%, 1M LIBOR + 3.250%, 02/28/25	1,084,462	992,283
US Ecology, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 08/14/26	225,000	227,039

		13,062,248

Food—2.6%
Albertsons LLC
Term Loan B7, 4.549%, 1M LIBOR + 2.750%, 11/17/25	436,399	440,926
Term Loan B8, 4.549%, 1M LIBOR + 2.750%, 08/17/26	3,237,688	3,271,898
Atkins Nutritionals Holdings, Inc. Term Loan B, 5.734%, 3M LIBOR + 3.750%, 07/07/24	350,000	354,375
B&G Foods, Inc. Term Loan B4, 4.299%, 1M LIBOR + 2.500%, 10/10/26	249,375	251,869
CHG PPC Parent LLC Term Loan B, 4.549%, 1M LIBOR + 2.750%, 03/31/25	443,250	445,466
CM Acquisition Co. Takeback Term Loan, 11.945%, 3M LIBOR + 10.000%, 07/26/23	257,807	249,428
Del Monte Foods, Inc. 1st Lien Term Loan, 5.165%, 3M LIBOR + 3.250%, 02/18/21	1,440,865	1,286,692
Dole Food Co., Inc. Term Loan B, 4.526%, 1M LIBOR + 2.750%, 04/06/24	2,490,271	2,488,715
Flavors Holdings, Inc. 1st Lien Term Loan, 7.695%, 3M LIBOR + 5.750%, 04/03/20 (b) (c)	578,857	549,914
Hearthside Food Solutions LLC
Incremental Term Loan, 5.799%, 1M LIBOR + 4.000%, 05/23/25	396,000	396,000
Term Loan B, 5.487%, 1M LIBOR + 3.687%, 05/23/25	664,875	660,304
JBS USA Lux S.A. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 05/01/26	5,895,563	5,944,519
Nomad Foods Europe Midco, Ltd. Term Loan B4, 3.990%, 1M LIBOR + 2.250%, 05/15/24	1,732,895	1,739,394
U.S. Foods, Inc.
Term Loan B, 3.549%, 1M LIBOR + 1.750%, 06/27/23	761,196	764,730
Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/13/26	1,471,313	1,479,421

		20,323,651

Food Service—0.3%
Agro Merchants NAI Holdings LLC 1st Lien Term Loan B, 5.695%, 3M LIBOR + 3.750%, 12/06/24	343,194	339,762
Aramark Services, Inc.
Term Loan B3, 3.549%, 3M LIBOR + 1.750%, 03/11/25	816,080	820,543
Term Loan B4, 01/27/27 (f)	1,000,000	1,006,562

		2,166,867

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.0%
Clearwater Paper Corp. Term Loan B, 5.000%, 1M LIBOR + 3.250%, 07/26/26	300,000	$301,125

Gas—0.1%
UGI Energy Services, LLC Term Loan B, 5.549%, 1M LIBOR + 3.750%, 08/13/26	920,375	926,127

Hand/Machine Tools—0.3%
Apex Tool Group, LLC Term Loan B, 7.299%, 1M LIBOR + 5.500%, 08/01/24	2,233,602	2,205,123

Healthcare-Products—1.4%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 08/30/24	659,813	659,400
Athenahealth, Inc. Term Loan B, 6.401%, 3M LIBOR + 4.500%, 02/11/26	1,662,438	1,673,506
Avantor, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 11/21/24	754,154	758,868
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 09/01/24	873,223	853,575
CryoLife, Inc. Term Loan B, 5.195%, 3M LIBOR + 3.250%, 11/14/24	465,500	468,022
Greatbatch, Ltd. Term Loan B, 4.220%, 1M LIBOR + 2.500%, 10/27/22	2,435,005	2,441,093
Hanger, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 03/06/25	1,007,063	1,012,412
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.306%, 3M LIBOR + 3.250%, 06/30/25	3,135,563	3,104,207

		10,971,083

Healthcare-Services—4.3%
Acadia Healthcare Co., Inc.
Term Loan B3, 4.299%, 1M LIBOR + 2.500%, 02/11/22	692,228	694,997
Term Loan B4, 4.299%, 1M LIBOR + 2.500%, 02/16/23	1,399,462	1,405,584
Accelerated Health Systems LLC Term Loan B, 5.236%, 1M LIBOR + 3.500%, 10/31/25	495,000	496,237
ADMI Corp. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 04/30/25	1,576,000	1,580,925
Alliance Healthcare Services, Inc. Term Loan B, 6.299%, 1M LIBOR + 4.500%, 10/24/23	736,250	673,669
BioClinica, Inc. 1st Lien Term Loan, 6.063%, 1M LIBOR + 4.250%, 10/20/23	630,500	614,475
BW NHHC Holdco, Inc. 1st Lien Term Loan, 6.909%, 3M LIBOR + 5.000%, 05/15/25	911,125	751,678
Catalent Pharma Solutions, Inc. Term Loan B2, 4.049%, 1M LIBOR + 2.250%, 05/18/26	719,563	724,060
Da Vinci Purchaser Corp. Term Loan, 12/03/26 (f)	350,000	350,438
DaVita, Inc. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 08/12/26	798,000	804,691
Envision Healthcare Corp. 1st Lien Term Loan, 5.549%, 1M LIBOR + 3.750%, 10/10/25	4,207,500	3,604,426
Gentiva Health Services, Inc. 1st Lien Term Loan, 5.563%, 1M LIBOR + 3.750%, 07/02/25	2,205,422	2,219,893

Healthcare-Services—(Continued)
GHX Ultimate Parent Corp. 1st Lien Term Loan, 5.211%, 3M LIBOR + 3.250%, 06/28/24	1,074,716	1,076,731
Jaguar Holding Co. II Term Loan, 4.299%, 1M LIBOR + 2.500%, 08/18/22	5,512,405	5,548,390
Medical Solutions LLC Term Loan, 6.299%, 1M LIBOR + 4.500%, 06/14/24	374,063	373,478
National Mentor Holdings, Inc.
Term Loan B, 5.800%, 1M LIBOR + 4.000%, 03/09/26	398,721	402,708
Term Loan C, 5.800%, 1M LIBOR + 4.000%, 03/09/26	23,392	23,626
One Call Corp. Term Loan B, 7.160%, 3M LIBOR + 5.250%, 11/25/22	1,106,150	1,028,720
Phoenix Guarantor, Inc. Term Loan B, 6.210%, 1M LIBOR + 4.500%, 03/05/26	1,641,750	1,653,037
Radiology Partners Holdings, LLC 1st Lien Term Loan B, 6.661%, 12M LIBOR + 4.750%, 07/09/25	470,425	472,777
RadNet, Inc. Term Loan, 5.510%, 3M LIBOR + 3.500%, 06/30/23	2,085,321	2,100,961
Select Medical Corp. Term Loan B, 4.580%, 3M LIBOR + 2.500%, 03/06/25	2,457,947	2,466,365
Sound Inpatient Physicians 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 06/27/25	418,625	420,893
Surgery Center Holdings, Inc. Term Loan B, 5.050%, 1M LIBOR + 3.250%, 09/02/24	904,188	902,605
Syneos Health, Inc. Term Loan B, 3.799%, 3M LIBOR + 2.000%, 08/01/24	716,442	720,024
U.S. Anesthesia Partners, Inc. Term Loan, 4.799%, 1M LIBOR + 3.000%, 06/23/24	1,651,781	1,644,142
Universal Health Services, Inc. Term Loan B, 3.549%, 1M LIBOR + 1.750%, 10/31/25	396,000	399,383
Wink Holdco, Inc. 1st Lien Term Loan B, 4.799%, 1M LIBOR + 3.000%, 12/02/24	416,500	416,760

		33,571,673

Holding Companies-Diversified—0.4%
Belfor Holdings Inc. Term Loan B, 5.691%, 1M LIBOR + 4.000%, 04/06/26	447,750	450,548
Emerald Expositions Holding, Inc. Term Loan B, 4.555%, 1M LIBOR + 2.750%, 05/22/24	1,010,072	964,619
Stena International S.a.r.l. Term Loan B, 4.945%, 3M LIBOR + 3.000%, 03/03/21	1,602,250	1,590,233

		3,005,400

Home Builders—0.1%
Thor Industries, Inc. Term Loan B, 5.500%, 3M LIBOR + 3.750%, 02/01/26	968,731	973,272

Home Furnishings—0.1%
Global Appliance, Inc. Term Loan B, 5.800%, 1M LIBOR + 4.000%, 09/29/24	879,141	878,592

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—0.3%
KIK Custom Products, Inc. Term Loan B, 5.792%, 3M LIBOR + 4.000%, 05/15/23	1,752,096	$1,726,909
Prestige Brands, Inc. Term Loan B4, 3.799%, 1M LIBOR + 2.000%, 01/26/24	382,388	385,555

		2,112,464

Housewares—0.1%
Carlisle Foodservice Products, Inc. 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 03/20/25	245,979	242,905
Libbey Glass, Inc. Term Loan B, 4.710%, 1M LIBOR + 3.000%, 04/09/21	384,341	315,640

		558,545

Insurance—3.6%
Alliant Holdings Intermediate, LLC
Term Loan B, 4.799%, 1M LIBOR + 3.000%, 05/09/25	2,303,904	2,307,503
Term Loan B, 4.990%, 1M LIBOR + 3.250%, 05/09/25	398,000	399,244
AmWINS Group, Inc. Term Loan B, 4.533%, 1M LIBOR + 2.750%, 01/25/24	5,225,351	5,273,033
Asurion LLC
2nd Lien Term Loan, 8.299%, 1M LIBOR + 6.500%, 08/04/25	2,350,000	2,384,662
Term Loan B4, 4.799%, 1M LIBOR + 3.000%, 08/04/22	3,979,080	4,007,929
Term Loan B6, 4.799%, 1M LIBOR + 3.000%, 11/03/23	2,672,266	2,692,030
Hub International, Ltd.
Incremental Term Loan B, 5.903%, 1M LIBOR + 4.00%, 04/25/25	1,600,000	1,617,501
Term Loan B, 4.690%, 3M LIBOR + 2.750%, 04/25/25	4,506,375	4,510,246
Sedgwick Claims Management Services, Inc. Term Loan B, 5.049%, 1M LIBOR + 3.250%, 12/31/25	1,089,000	1,091,450
USI, Inc.
Incremental Term Loan B, 5.799%, 1M LIBOR + 4.000%, 12/02/26	1,225,000	1,231,125
Term Loan, 4.945%, 3M LIBOR + 3.000%, 05/16/24	2,639,250	2,642,219

		28,156,942

Internet—2.6%
Ancestry.com Operations Inc. Extended Term Loan B, 6.050%, 1M LIBOR + 4.250%, 08/27/26	3,358,125	3,309,852
Barracuda Networks, Inc. 1st Lien Term Loan, 5.042%, 1M LIBOR + 3.250%, 02/12/25	840,972	847,279
EIG Investors Corp. 1st Lien Term Loan, 5.669%, 2M LIBOR + 3.750%, 02/09/23	3,567,912	3,538,181
Go Daddy Operating Co. LLC Term Loan, 3.549%, 1M LIBOR + 1.750%, 02/15/24	3,760,142	3,785,211
Hoya Midco LLC 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 06/30/24	949,640	947,662
Match Group, Inc. Term Loan B, 4.436%, 3M LIBOR + 2.500%, 11/16/22	481,250	482,152
ProQuest LLC Term Loan, 5.299%, 1M LIBOR + 3.500%, 10/23/26	1,425,000	1,427,672

Internet—(Continued)
Uber Technologies
Incremental Term Loan, 5.299%, 1M LIBOR + 3.500%, 07/13/23	4,333,209	4,335,917
Term Loan, 5.745%, 1M LIBOR + 4.000%, 04/04/25	1,403,625	1,408,011
Vungle, Inc. Term Loan B, 7.299%, 1M LIBOR + 5.500%, 09/30/26	598,500	593,263

		20,675,200

Investment Companies—0.5%
EIG Management Co. LLC Term Loan B, 5.549%, 1M LIBOR + 3.750%, 02/22/25	245,625	246,085
FinCo I LLC Term Loan B, 3.799%, 1M LIBOR + 2.000%, 12/27/22	808,331	813,888
Getty Images, Inc. Term Loan B, 6.313%, 1M LIBOR + 4.500%, 02/19/26	1,437,987	1,444,279
Henry Co. LLC Term Loan B, 5.799%, 1M LIBOR + 4.000%, 10/05/23	388,980	391,168
LSF9 Atlantis Holdings LLC Term Loan, 7.736%, 1M LIBOR + 6.000%, 05/01/23	1,235,686	1,148,415
Sheridan Investment Partners II L.P.
Term Loan A, 12/16/20 (g)	86,900	25,636
Term Loan B, 12/16/20 (g)	624,701	184,287
Term Loan M, 12/16/20 (g)	32,409	9,561

		4,263,319

Iron/Steel—0.2%
Phoenix Services International LLC Term Loan, 5.495%, 3M LIBOR + 3.750%, 03/01/25	1,327,606	1,257,907

Leisure Time—1.1%
Bombardier Recreational Products, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 05/23/25	4,231,218	4,250,106
ClubCorp Holdings, Inc. Term Loan B, 4.695%, 3M LIBOR + 2.750%, 09/18/24	1,661,750	1,577,969
Hayward Industries, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 08/05/24	408,013	405,973
Sabre GLBL, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 02/22/24	912,586	918,942
SRAM LLC Term Loan B, 4.591%, 1M LIBOR + 2.750%, 03/15/24	929,638	937,749
Travel Leaders Group LLC Term Loan B, 5.792%, 1M LIBOR + 4.000%, 01/25/24	861,875	866,723

		8,957,462

Lodging—1.6%
Aimbridge Acquisition Co., Inc. Term Loan B, 5.542%, 1M LIBOR + 3.750%, 02/02/26	223,315	225,548
Boyd Gaming Corp. Term Loan B3, 3.853%, 1W LIBOR + 2.250%, 09/15/23	613,016	618,058
CityCenter Holdings LLC Term Loan B, 4.049%, 1M LIBOR + 2.250%, 04/18/24	2,319,125	2,331,954
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 3.799%, 1M LIBOR + 2.000%, 11/30/23	873,000	882,579

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Golden Nugget, Inc. Incremental Term Loan B, 4.692%, 3M LIBOR + 2.750%, 10/04/23	5,047,404	$5,072,065
Playa Resorts Holding B.V. Term Loan B, 4.550%, 1M LIBOR + 2.750%, 04/29/24	2,271,418	2,269,526
Wyndham Hotels & Resorts, Inc. Term Loan B, 3.549%, 1M LIBOR + 1.750%, 05/30/25	1,185,000	1,192,870

		12,592,600

Machinery-Construction & Mining—0.5%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 08/01/25	4,063,962	4,096,137

Machinery-Diversified—1.6%
AI Alpine AT Bidco GmbH Term Loan B, 4.605%, 3M LIBOR + 2.750%, 10/31/25	198,000	195,030
Altra Industrial Motion Corp. Term Loan B, 3.799%, 3M LIBOR + 2.000%, 10/01/25	621,642	624,486
Clark Equipment Company Term Loan B, 3.695%, 3M LIBOR + 1.750%, 05/18/24	1,038,031	1,044,032
CPM Holdings, Inc. 1st Lien Term Loan, 5.549%, 1M LIBOR + 3.750%, 11/17/25	297,000	295,268
DXP Enterprises, Inc. Term Loan B, 6.542%, 1M LIBOR + 4.750%, 08/29/23	464,313	465,473
Engineered Machinery Holdings, Inc.
1st Lien Term Loan, 4.945%, 3M LIBOR + 3.000%, 07/19/24	1,151,500	1,143,344
Incremental Term Loan, 6.195%, 3M LIBOR + 4.250%, 07/19/24	272,250	272,704
Gardner Denver, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 07/30/24	883,934	890,472
Pro Mach Group, Inc. Term Loan B, 4.535%, 1M LIBOR + 2.750%, 03/07/25	221,063	219,473
Restaurant Technologies, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 10/01/25	198,000	199,485
Rexnord LLC Term Loan B, 3.535%, 1M LIBOR + 1.750%, 08/21/24	2,956,277	2,974,754
Shape Technologies Group, Inc. Term Loan, 4.934%, 3M LIBOR + 3.000%, 04/21/25	146,815	132,500
Thermon Industries, Inc. Term Loan B, 5.441%, 1M LIBOR + 3.750%, 10/24/24	250,075	251,638
Titan Acquisition, Ltd. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 03/28/25	2,726,438	2,686,223
Welbilt, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 10/23/25	794,103	798,073

		12,192,955

Media—5.8%
Charter Communications Operating LLC Term Loan B2, 3.550%, 1M LIBOR + 1.750%, 02/01/27	1,882,900	1,897,168
CSC Holdings LLC
1st Lien Term Loan, 3.990%, 3M LIBOR + 2.250%, 07/17/25	2,399,414	2,405,413
Incremental Term Loan, 3.990%, 1M LIBOR + 2.250%, 01/15/26	942,875	946,175
CSC Holdings, LLC Term Loan B5, 4.240%, 1M LIBOR + 2.500%, 04/15/27	1,185,000	1,192,900

Media—(Continued)
Cumulus Media New Holdings, Inc. Term Loan B, 5.549%, 1M LIBOR + 3.750%, 03/31/26	473,813	479,538
Diamond Sports Group, LLC Term Loan, 5.030%, 1M LIBOR + 3.250%, 08/24/26	2,668,313	2,668,313
Entercom Media Corp. Term Loan, 4.305%, 1M LIBOR + 2.500%, 11/18/24	2,131,378	2,152,691
Entravision Communications Corp. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 11/29/24	745,688	726,424
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 9.709%, 3M LIBOR + 7.500%, 01/06/23	1,049,063	952,024
Gray Television, Inc.
Term Loan B, 3.947%, 3M LIBOR + 2.250%, 02/07/24	1,470,015	1,475,642
Term Loan C, 4.197%, 3M LIBOR + 2.500%, 01/02/26	552,268	555,789
Hubbard Radio LLC Term Loan B, 5.300%, 1M LIBOR + 3.500%, 03/28/25	554,227	554,919
iHeartCommunications, Inc. Exit Term Loan, 5.691%, 1M LIBOR + 4.000%, 05/01/26	942,457	952,723
MCC Iowa LLC Term Loan M, 3.630%, 1W LIBOR + 2.000%, 01/15/25	889,158	895,266
Midcontinent Communications Term Loan B, 3.995%, 3M LIBOR + 2.250%, 08/15/26	773,063	779,666
Mission Broadcasting, Inc. Term Loan B3, 3.941%, 3M LIBOR + 2.250%,, 01/17/24	307,189	308,565
Nexstar Broadcasting, Inc.
Term Loan B3, 4.055%, 3M LIBOR + 2.250%,, 01/17/24	1,545,950	1,552,874
Term Loan B4, 4.452%, 1M LIBOR + 2.750%, 09/18/26	450,000	453,000
Radiate Holdco LLC 1st Lien Term Loan, 4.799%, 1M LIBOR + 3.000%, 02/01/24	1,758,768	1,767,150
Sinclair Television Group Inc. Term Loan B2B, 4.240%, 1M LIBOR + 2.500%, 09/30/26	548,625	551,283
Sinclair Television Group, Inc. Term Loan B2, 4.050%, 1M LIBOR + 2.250%, 01/03/24	2,070,816	2,075,113
Univision Communications, Inc. Term Loan C5, 4.549%, 1M LIBOR + 2.750%, 03/15/24	7,081,504	7,004,365
Virgin Media Bristol LLC Term Loan N, 4.240%, 1M LIBOR + 2.500%, 01/31/28	6,450,000	6,498,375
Ziggo Secured Finance Partnership Term Loan E, 4.240%, 1M LIBOR + 2.500%, 04/15/25	6,475,000	6,489,841

		45,335,217

Metal Fabricate/Hardware—1.6%
Advanced Drainage Systems, Inc. Term Loan B, 4.000%, 1M LIBOR + 2.250%, 07/31/26	278,571	281,705
Ameriforge Group, Inc. Term Loan, 8.945%, 3M LIBOR + 7.000%, 06/08/22	749,248	747,375
Atkore International, Inc. 1st Lien Term Loan, 4.700%, 3M LIBOR + 2.750%, 12/22/23	1,273,520	1,281,215
Dynacast International LLC Term Loan B2, 5.195%, 3M LIBOR + 3.250%, 01/28/22	1,177,739	1,148,296
Neenah Foundry Co. Term Loan, 8.347%, 2M LIBOR + 6.500%, 12/13/22	652,455	639,406
Penn Engineering & Manufacturing Corp. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 06/27/24	208,485	208,745

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—(Continued)
Tecomet, Inc. Term Loan, 4.995%, 3M LIBOR + 3.250%, 05/01/24	1,325,159	$1,329,506
Werner FinCo L.P. Term Loan, 5.799%, 1M LIBOR + 4.000%, 07/24/24	1,369,419	1,369,419
WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.799%, 1M LIBOR + 5.000%, 09/30/23	556,313	530,166
Zekelman Industries, Inc. Term Loan B, 4.035%, 1M LIBOR + 2.250%, 06/14/21	4,728,762	4,741,766

		12,277,599

Mining—0.0%
Noranda Aluminum Acquisition Corp. Term Loan B, 02/28/20 (g)	430,320	25,819
PMHC II, Inc. 1st Lien Term Loan, 5.445%, 3M LIBOR + 3.500%, 03/31/25	343,875	306,049

		331,868

Miscellaneous Manufacturing—1.5%
CTC AcquiCo GmbH Term Loan B2, 4.664%, 3M LIBOR + 2.750%, 03/07/25	1,050,529	1,029,518
Dayco Products LLC Term Loan B, 6.159%, 3M LIBOR + 4.250%, 05/19/23	975,000	862,875
EXC Holdings III Corp. 1st Lien Term Loan, 5.445%, 3M LIBOR + 3.500%, 12/02/24	441,000	440,438
Gates Global LLC Term Loan B, 4.549%, 1M LIBOR + 2.750%, 04/01/24	3,770,005	3,779,430
Gemini HDPE LLC Term Loan B, 4.430%, 3M LIBOR + 2.500%, 08/07/24	1,760,884	1,769,689
LTI Holdings, Inc.
1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 09/06/25	1,236,355	1,120,447
Term Loan, 6.549%, 1M LIBOR + 4.750%, 07/24/26	174,563	160,161
Momentive Performance Materials, Inc. Term Loan B, 5.050%, 1M LIBOR + 3.250%, 05/15/24	2,388,000	2,374,567
Spectrum Holdings III Corp. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 01/31/25	536,445	500,235

		12,037,360

Oil & Gas—1.4%
Apro LLC
Delayed Draw Term Loan, 11/14/26 (e)	122,222	123,292
Term Loan B, 5.842%, 3M LIBOR + 4.000%, 11/14/26	427,778	431,521
CITGO Holding, Inc. Term Loan B, 8.799%, 1M LIBOR + 7.000%, 08/01/23	224,438	229,207
Citgo Petroleum Corp.
Term Loan B, 6.445%, 3M LIBOR + 4.500%, 07/29/21	2,348,625	2,361,100
Term Loan B, 6.945%, 3M LIBOR + 5.000%, 03/28/24	2,183,500	2,197,147
Delek U.S. Holdings, Inc. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 03/31/25	3,634,665	3,633,909
Fieldwood Energy LLC 1st Lien TL, 7.177%, 3M LIBOR + 5.250%, 04/11/22	1,276,437	1,073,270
Sheridan Investment Partners II, L.P.
DIP New Money Term Loan, 8.765%, 1M LIBOR + 7.000%, 03/19/20 (b) (c)	85,053	85,061
DIP Roll-Up Term Loan, 8.765%, 1M LIBOR + 7.000%, 03/19/20 (b) (c)	85,053	85,061

Oil & Gas—(Continued)
Sheridan Production Partners I LLC
Term Loan B2, 01/17/20	1,032,663	609,271
Term Loan B2 I-A, 01/17/20 (g)	136,836	80,734
Term Loan B2 I-M, 01/17/20 (g)	83,580	49,312
Terra Bidco, Ltd. 1st Lien Term Loan, 11/25/26 (f)	375,000	376,875

		11,335,760

Oil & Gas Services—0.2%
Apergy Corp. 1st Lien Term Loan, 4.422%, 1M LIBOR + 2.500%, 05/09/25	207,530	208,222
McDermott Technology Americas, Inc.
1st Lien Term Loan, 6.945%, 3M LIBOR + 5.000%, 05/09/25 (d)	1,627,343	957,420
Super Priority Term Loan, 7.559%, 3M LIBOR + 5.000%, 10/21/21 (e)	650,000	665,437

		1,831,079

Packaging & Containers—2.5%
Berlin Packaging LLC 1st Lien Term Loan, 4.721%, 1M LIBOR + 3.000%, 11/07/25	221,625	220,596
Berry Global, Inc.
Term Loan U, 4.215%, 3M LIBOR + 2.500%, 07/01/26	845,750	849,568
Term Loan W, 3.715%, 1M LIBOR + 2.000%, 10/01/22	768,591	772,639
BWAY Holding Co. Term Loan B, 5.234%, 3M LIBOR + 3.250%, 04/03/24	1,901,250	1,897,982
Consolidated Container Co. LLC 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 05/22/24	855,356	859,900
Flex Acquisition Co., Inc.
1st Lien Term Loan, 5.091%, 3M LIBOR + 3.000%, 12/29/23	4,173,580	4,148,539
Incremental Term Loan, 5.349%, 3M LIBOR + 3.250%, 06/29/25	1,321,000	1,314,064
Patriot Container Corp. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 03/20/25	122,813	122,582
Pregis TopCo Corp. 1st Lien Term Loan, 5.799%, 1M LIBOR + 4.000%, 07/31/26	575,000	576,078
Reynolds Group Holdings, Inc. Term Loan, 4.549%, 1M LIBOR + 2.750%, 02/05/23	6,570,246	6,600,016
Ring Container Technologies Group LLC 1st Lien Term Loan, 4.549%, 1M LIBOR + 2.750%, 10/31/24	728,611	731,950
Trident TPI Holdings, Inc. Term Loan B1, 4.799%, 1M LIBOR + 3.000%, 10/17/24	1,888,097	1,840,107

		19,934,021

Pharmaceuticals—4.3%
Akorn, Inc. Term Loan B, 6.281%, PIK, 04/16/21	921,550	885,073
Alkermes, Inc. Term Loan B, 3.990%, 1M LIBOR + 2.250%, 03/23/23	349,969	348,876
Alphabet Holding Co., Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 09/26/24	2,199,375	2,126,063
Amneal Pharmaceuticals LLC Term Loan B, 5.313%, 1M LIBOR + 3.500%, 05/04/25	3,025,619	2,736,673

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Arbor Pharmaceuticals, Inc. Term Loan B, 6.945%, 3M LIBOR + 5.000%, 07/05/23	1,887,082	$1,674,785
Bausch Health Companies, Inc. Term Loan B, 4.740%, 3M LIBOR + 3.000%, 06/02/25	5,756,416	5,798,691
Change Healthcare Holdings LLC Term Loan B, 4.299%, 1M LIBOR + 2.500%, 03/01/24	5,212,392	5,237,912
Diplomat Pharmacy, Inc. Term Loan B, 6.410%, 3M LIBOR + 4.500%, 12/20/24	435,664	424,772
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.063%, 1M LIBOR + 4.250%, 04/29/24	4,886,826	4,655,577
Grifols Worldwide Operations USA, Inc. Term Loan B, 3.740%, 1M LIBOR + 2.000%, 11/15/27	3,943,750	3,980,967
HLF Financing S.a r.l. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 08/18/25	962,813	968,228
Horizon Therapeutics plc Term Loan B, 3.938%, 3M LIBOR + 3.937%, 05/22/26	988,299	996,947
Mallinckrodt International Finance S.A.
Term Loan B, 4.695%, 3M LIBOR + 2.750%, 09/24/24	3,813,482	3,109,177
Term Loan B, 4.909%, 3M LIBOR + 3.000%, 02/24/25	553,523	452,044

		33,395,785

Pipelines—0.7%
Blackstone CQP Holdco L.P. Term Loan B, 5.408%, 3M LIBOR + 3.500%, 09/30/24	2,420,625	2,437,644
Buckeye Partners L.P. Term Loan B, 4.441%, 1M LIBOR + 2.750%, 11/01/26	2,375,000	2,398,256
Centurion Pipeline Company LLC Term Loan B, 5.049%, 1M LIBOR + 3.250%, 09/29/25	222,750	223,028
Prairie ECI Acquiror L.P. Term Loan B, 6.695%, 3M LIBOR + 4.750%, 03/11/26	731,250	727,366

		5,786,294

Real Estate—1.3%
Brookfield Property REIT, Inc. 1st Lien Term Loan B, 4.299%, 1M LIBOR + 2.500%, 08/27/25	888,750	884,306
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 5.049%, 1M LIBOR + 3.250%, 08/21/25	4,466,891	4,489,922
Lightstone Holdco LLC
Term Loan B, 5.549%, 1M LIBOR + 3.750%, 01/30/24	1,184,214	1,091,451
Term Loan C, 5.549%, 1M LIBOR + 3.750%, 01/30/24	66,792	61,560
RE/MAX International, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 12/15/23	1,862,004	1,863,167
Realogy Group LLC Term Loan B, 4.049%, 1M LIBOR + 2.250%, 02/08/25	1,763,558	1,738,573

		10,128,979

Real Estate Investment Trusts—0.9%
Apollo Commercial Real Estate Finance, Inc Term Loan B, 4.490%, 1M LIBOR + 2.750%, 05/15/26	398,000	399,990
Claros Mortgage Trust, Inc. Term Loan B, 4.960%, 1M LIBOR + 3.250%, 08/10/26	673,313	678,362
ESH Hospitality, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/18/26	1,291,834	1,304,350

Real Estate Investment Trusts—(Continued)
Iron Mountain, Inc. Term Loan B, 3.549%, 1M LIBOR + 1.750%, 01/02/26	810,563	809,880
MGM Growth Properties Operating Partnership L.P. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 03/21/25	1,339,885	1,348,140
Starwood Property Trust, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 07/27/26	448,875	452,517
VICI Properties 1 LLC Term Loan B, 3.785%, 1M LIBOR + 2.000%, 12/20/24	2,052,273	2,064,102

		7,057,341

Retail—3.5%
1199169 B.C. Unlimited Liability Co. Term Loan B4, 3.549%, 1M LIBOR + 1.750%, 11/19/26	5,125,000	5,137,782
Allsup’s Convenience Stores, Inc. Term Loan, 8.000%, 3M LIBOR + 6.250%, 11/18/24	575,000	573,562
Ascena Retail Group, Inc. Term Loan B, 6.313%, 1M LIBOR + 4.500%, 08/21/22	2,191,371	1,503,280
Bass Pro Group LLC Term Loan B, 6.799%, 3M LIBOR + 5.000%, 09/25/24	1,197,438	1,194,743
Beacon Roofing Supply, Inc. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 01/02/25	540,375	543,584
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 4.491%, 1M LIBOR + 2.750%, 02/03/24	4,595,534	4,632,234
David’s Bridal, Inc. New Money Term Loan, 7.920%, 3M LIBOR + 6.000%, 06/30/23 (b) (c) (d)	250,541	243,350
IRB Holding Corp. 1st Lien Term Loan, 5.216%, 3M LIBOR + 3.250%, 02/05/25	3,200,272	3,220,494
J. Crew Group, Inc. Term Loan B, 4.869%, 1M LIBOR + 3.000%, 03/05/21 (b) (c) (d)	3,051,242	2,490,119
NPC International, Inc. 1st Lien Term Loan, 5.427%, 3M LIBOR + 3.500%, 04/19/24	1,535,625	715,601
PetSmart, Inc. Term Loan B2, 5.740%, 3M LIBOR + 4.000%, 03/11/22	2,813,063	2,789,622
PFS Holding Corp. 1st Lien Term Loan, 5.410%, 3M LIBOR + 3.500%, 01/31/21	235,625	90,716
Pier 1 Imports (U.S.), Inc. Term Loan B, 5.445%, 3M LIBOR + 3.500%, 04/30/21	1,450,670	391,681
Serta Simmons Bedding LLC 1st Lien Term Loan, 5.250%, 1M LIBOR + 3.500%, 11/08/23	4,133,125	2,688,598
Steinway Musical Instruments, Inc. Term Loan B, 5.490%, 1M LIBOR + 3.750%, 02/14/25	810,563	809,549

		27,024,915

Semiconductors—0.7%
Bright Bidco B.V. Term Loan B, 5.397%, 3M LIBOR + 3.500%, 06/30/24	1,878,025	1,119,773
Cabot Microelectronics Corp. Term Loan B1, 3.813%, 1M LIBOR + 2.000%, 11/14/25	672,077	675,438
Cohu, Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 10/01/25	691,250	687,794
Entegris, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 11/06/25	371,250	373,879

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
MACOM Technology Solutions Holdings, Inc. Term Loan, 4.049%, 1M LIBOR + 2.250%, 05/17/24	1,129,980	$1,081,956
Microchip Technology, Inc. Term Loan B, 3.800%, 1M LIBOR + 2.000%, 05/29/25	488,658	493,544
MKS Instruments, Inc. Term Loan B6, 3.549%, 1M LIBOR + 1.750%, 02/02/26	282,030	283,352
Ultra Clean Holdings, Inc Term Loan B, 6.299%, 1M LIBOR + 4.500%, 08/27/25	707,143	708,469

		5,424,205

Software—10.7%
Almonde, Inc. 1st Lien Term Loan, 5.696%, 6M LIBOR + 3.500%, 06/13/24	2,298,152	2,287,620
Applied Systems, Inc. 1st Lien Term Loan, 5.195%, 3M LIBOR + 3.250%, 09/19/24	4,688,158	4,712,086
Aptean, Inc. Term Loan, 6.195%, 3M LIBOR + 4.250%, 04/23/26	496,250	494,699
Ascend Learning LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 07/12/24	1,368,500	1,378,193
Avast Software B.V. Term Loan B, 4.195%, 3M LIBOR + 2.250%, 09/29/23	513,952	518,690
Banff Merger Sub, Inc. Term Loan B, 6.049%, 1M LIBOR + 4.250%, 10/02/25	2,623,500	2,597,674
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 6.349%, 3M LIBOR + 4.250%, 09/05/25	814,688	812,651
Camelot U.S. Acquisition LLC Term Loan B, 5.049%, 1M LIBOR + 3.250%, 10/31/26	1,325,000	1,334,662
Ceridian HCM Holding Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 04/30/25	1,357,813	1,368,278
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 4.550%, 1M LIBOR + 2.750%, 04/29/24	2,189,273	2,202,956
Epicor Software Corp. 1st Lien Term Loan, 5.050%, 1M LIBOR + 3.250%, 06/01/22	5,811,976	5,859,198
Flexera Software LLC 1st Lien Term Loan, 5.300%, 1M LIBOR + 3.500%, 02/26/25	1,235,611	1,240,708
GlobalLogic Holdings, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 08/01/25	1,381,540	1,391,891
Hyland Software, Inc. Term Loan 3, 5.299%, 1M LIBOR + 3.500%, 07/01/24	6,649,073	6,712,100
Infor (U.S.), Inc. Term Loan B6, 4.695%, 3M LIBOR + 2.750%, 02/01/22	7,580,429	7,623,069
Informatica LLC Term Loan, 5.049%, 1M LIBOR + 3.250%, 08/05/22	4,486,212	4,510,747
Inovalon Holdings, Inc. Term Loan B, 5.250%, 1M LIBOR + 3.500%, 04/02/25	1,076,952	1,084,131
IQVIA, Inc.
Term Loan B, 3.695%, 3M LIBOR + 1.750%, 03/07/24	1,336,768	1,343,869
Term Loan B2, 3.695%, 3M LIBOR + 1.750%, 01/17/25	1,451,375	1,459,085
Kronos, Inc. Term Loan B, 4.909%, 3M LIBOR + 3.000%, 11/01/23	5,422,766	5,456,658
MA FinanceCo. LLC
Term Loan B2, 4.049%, 1M LIBOR + 2.250%, 11/19/21	1,771,942	1,786,616
Term Loan B3, 4.299%, 1M LIBOR + 2.500%, 06/21/24	437,788	439,495

Software—(Continued)
Marcel LUX IV SARL Term Loan B1, 5.049%, 1M LIBOR + 3.250%, 03/15/26	995,000	991,891
Navicure, Inc. Term Loan B, 5.799%, 1M LIBOR + 4.000%, 10/22/26	1,400,000	1,406,125
Renaissance Holding Corp. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/30/25	610,650	609,314
Seattle Spinco, Inc. Term Loan B3, 4.299%, 1M LIBOR + 2.500%, 06/21/24	2,956,491	2,968,021
SkillSoft Corp. 1st Lien Term Loan, 6.946%, 3M LIBOR + 4.750%, 04/28/21	3,823,677	2,976,094
SolarWinds Holdings, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 02/05/24	3,594,292	3,626,490
Solera LLC Term Loan B, 4.549%, 1M LIBOR + 2.750%, 03/03/23	1,754,056	1,759,851
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.049%, 1M LIBOR + 2.250%, 04/16/25	1,048,188	1,056,295
SS&C Technologies, Inc. Term Loan B3, 4.049%, 1M LIBOR + 2.250%, 04/16/25	1,511,775	1,523,467
SurveyMonkey, Inc. Term Loan B, 5.380%, 1W LIBOR + 3.750%, 10/10/25	1,158,667	1,163,012
Tibco Software, Inc. Term Loan B, 5.710%, 1M LIBOR + 4.000%, 06/30/26	3,263,841	3,284,213
TriTech Software Systems Term Loan B, 5.549%, 1M LIBOR + 3.750%, 08/29/25	792,000	759,000
Ultimate Software Group, Inc. (The) Term Loan B, 5.549%, 1M LIBOR + 3.750%, 05/04/26	1,471,313	1,481,122
Veritas Bermuda, Ltd. Term Loan B, 6.323%, 1M LIBOR + 4.500%, 01/27/23	2,148,195	2,075,693
Vero Parent, Inc. Term Loan B, 8.159%, 3M LIBOR + 6.250%, 08/16/24	1,368,675	1,317,350

		83,613,014

Telecommunications—4.3%
CenturyLink, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 01/31/25	5,750,455	5,780,806
Colorado Buyer, Inc. Term Loan B, 4.740%, 1M LIBOR + 3.000%, 05/01/24	1,490,688	1,324,227
CommScope, Inc. Term Loan B, 5.049%, 1M LIBOR + 3.250%, 04/06/26	1,546,125	1,558,100
CPI International, Inc. 1st Lien Term Loan, 5.299%, 1M LIBOR + 3.500%, 07/26/24	610,938	588,791
Digicel International Finance, Ltd. Term Loan B, 3M LIBOR + 3.250%, 5.340%, 05/28/24	1,490,695	1,339,762
Infoblox, Inc. 1st Lien Term Loan, 6.299%, 1M LIBOR + 4.500%, 11/07/23	1,502,670	1,511,435
Intelsat Jackson Holdings S.A. Term Loan B4, 6.432%, 6M LIBOR + 4.500%, 01/02/24	1,600,000	1,617,501
IPC Corp. Term Loan B, 6.430%, 3M LIBOR + 4.500%, 08/06/21	880,630	744,132
Level 3 Financing, Inc. Term Loan B, 3.549%, 1M LIBOR + 1.750%, 03/01/27	1,720,372	1,730,766
Numericable Group S.A. Term Loan B11, 4.549%, 1M LIBOR + 2.750%, 07/31/25	1,755,000	1,745,860

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Onvoy LLC 1st Lien Term Loan B, 6.299%, 1M LIBOR + 4.500%, 02/10/24	851,425	$772,668
Plantronics, Inc. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 07/02/25	1,146,813	1,123,876
SBA Senior Finance II LLC Term Loan B, 3.550%, 1M LIBOR + 1.750%, 04/11/25	1,872,423	1,881,786
Sprint Communications, Inc.
1st Lien Term Loan B, 4.313%, 1M LIBOR + 2.500%, 02/02/24	5,693,944	5,656,541
Term Loan B, 4.813%, 1M LIBOR + 3.000%, 02/02/24	693,000	692,125
Switch, Ltd. Term Loan B, 4.049%, 1M LIBOR + 2.250%, 06/27/24	219,375	220,815
Telenet Financing USD LLC Term Loan AN, 3.990%, 1M LIBOR + 2.250%, 08/15/26	2,650,000	2,669,048
Telesat Canada Term Loan, 4.630%, 3M LIBOR + 2.750%, 12/07/26	1,225,000	1,234,187
West Corp.
Term Loan, 5.927%, 3M LIBOR + 4.000%, 10/10/24	1,619,955	1,376,962
Term Loan B1, 5.427%, 3M LIBOR + 3.500%, 10/10/24	295,500	249,390

		33,818,778

Transportation—0.5%
Genesee & Wyoming, Inc. Term Loan, 3.906%, 1M LIBOR + 2.000%, 11/06/26	850,000	859,297
Hanjin International Corp. Term Loan B, 4.299%, 1M LIBOR + 2.500%, 10/18/20	475,000	474,406
IBC Capital Ltd. 1st Lien Term Loan, 5.649%, 3M LIBOR + 3.750%, 09/11/23	540,375	541,726
Kenan Advantage Group, Inc.
Term Loan, 4.799%, 1M LIBOR + 3.000%, 07/31/22	562,298	559,721
Term Loan B, 4.799%, 1M LIBOR + 3.000%, 07/31/22	172,092	171,304
PODS LLC 1st Lien Term Loan, 4.490%, 1M LIBOR + 2.750%, 12/06/24	586,504	590,261
XPO Logistics, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 02/24/25	575,000	578,115

		3,774,830

Total Floating Rate Loans (Cost $739,795,051)		723,587,345

Corporate Bonds & Notes—2.5%

Aerospace/Defense—0.4%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	3,000,000	3,247,830

Auto Parts & Equipment—0.2%
Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 6.250%, 05/15/26 (144A)	1,350,000	1,454,625

Commercial Services—0.3%
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, 04/15/24 (144A)	625,000	661,250
5.750%, 04/15/26 (144A)	1,325,000	1,440,116

		2,101,366

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	279,125

Diversified Financial Services—0.0%
Allied Universal Holding Co. LLC 6.625%, 07/15/26 (144A)	250,000	268,675

Electric—0.4%
Calpine Corp.
4.500%, 02/15/28 (144A)	300,000	302,661
5.250%, 06/01/26 (144A)	2,000,000	2,082,500
Talen Energy Supply LLC 6.625%, 01/15/28 (144A)	425,000	433,500

		2,818,661

Healthcare-Products—0.2%
Avantor, Inc. 6.000%, 10/01/24 (144A)	1,500,000	1,599,345

Media—0.4%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	550,000	556,354
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	250,000	256,250
5.250%, 08/15/27 (144A)	200,000	209,260
6.375%, 05/01/26	105,163	114,102
8.375%, 05/01/27	190,609	210,623
Ziggo B.V. 5.500%, 01/15/27 (144A)	2,000,000	2,125,000

		3,471,589

Oil & Gas—0.1%
CITGO Petroleum Corp. 6.250%, 08/15/22 (144A)	1,000,000	1,013,750

Telecommunications—0.4%
Altice France S.A.
5.500%, 01/15/28 (144A)	475,000	488,086
7.375%, 05/01/26 (144A)	500,000	536,820
CommScope. Inc. 6.000%, 03/01/26 (144A)	2,000,000	2,127,500

		3,152,406

Total Corporate Bonds & Notes (Cost $18,684,233)		19,407,372

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—0.5%

Security Description	Shares	Value

Advertising—0.0%
CM Acquisition Co. (h) (i)	3,472	$175,336

Commercial Services—0.1%
IAP Worldwide Services LLC (b) (c) (d) (h) (i)	44	572,839

Gas Utilities—0.0%
Southcross Holding GP LLC (b) (c) (h) (i)	59	0
Southcross Holding L.P. - Class A	59	4,307

		4,307

Health Care Providers & Services—0.0%
Millennium Health LLC (b) (c) (h) (i)	31,600	0

Internet Software & Services—0.0%
Answers Corp. (b) (c) (h) (i)	29,070	56,686

Media—0.1%
Clear Channel Outdoor Holdings, Inc. (h) (i)	43,727	125,059
Cumulus Media, Inc. - Class A (h) (i)	40,548	712,428
iHeartMedia, Inc. - Class A (h) (i)	18,596	314,273

		1,151,760

Metals & Mining—0.1%
AFG Holdings, Inc. (b) (c) (i)	24,746	1,121,489

Oil, Gas & Consumable Fuels—0.1%
Fieldwood Energy LLC (Rights Offering Shares) (h) (i)	6,048	127,008
Fieldwood Energy LLC (Rights Offering Shares) (h) (i)	1,397	29,337
Paragon Offshore Finance Co. - Class A (h) (i)	1,527	458
Paragon Offshore Finance Co. - Class B (h) (i)	764	15,344
Samson Resources II LLC - Class A (h) (i)	19,666	412,986

		585,133

Retail—0.1%
David’s Bridal, Inc. (b) (c) (h) (i)	18,015	390,205

Total Common Stocks (Cost $3,626,748)		4,057,755

Preferred Stocks—0.1%

Retail—0.1%
David’s Bridal, Inc.
Series A, (b) (c) (i)	501	40,080
Series B, (b) (c) (i)	2,042	165,320

Total Preferred Stocks (Cost $165,321)		205,400

Warrant—0.0%
Security Description	Shares/ Principal Amount*	Value

Retail—0.0%
David’s Bridal, Inc. (b) (c) (h) (i) (Cost $0)	3,478	0

Short-Term Investment—5.0%

Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $39,199,925 collateralized by U.S. Treasury Notes with rates ranging from 2.000% - 2.750%, maturity dates ranging from 09/15/21 - 05/31/24, with a market value of $39,986,071.	39,198,618	39,198,618

Total Short-Term Investments (Cost $39,198,618)		39,198,618

Total Investments—100.5% (Cost $801,469,971)		786,456,490
Unfunded Loan Commitments—(0.1)% (Cost $(433,207))		(433,207)
Net Investments—100.4% (Cost $801,036,764)		786,023,283
Other assets and liabilities (net)—(0.4)%		(3,118,825)

Net Assets—100.0%		$782,904,458

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.8% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $4,677,945, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(f)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Non-income producing security.
(i)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $19,082,647, which is 2.4% of net assets.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
David’s Bridal, Inc., 7.920%, 06/30/23	11/26/19	250,541	$250,541	$243,350
IAP Worldwide Services LLC	07/18/14-07/24/14	44	52,138	572,839
J. Crew Group, Inc., 4.869%, 03/05/21	02/28/14	3,051,242	3,041,029	2,490,119
McDermott Technology Americas, Inc., 6.945%, 05/09/25	04/04/18-07/16/19	1,627,343	1,610,626	957,420
Murray Energy Corp. 6.945%, 10/17/22	06/28/19-06/29/19	1,868,647	1,801,918	414,217

				$4,677,945

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$8,845,385	$—	$8,845,385
Aerospace/Defense	—	8,567,832	—	8,567,832
Auto Parts & Equipment	—	18,265,659	—	18,265,659
Banks	—	698,658	—	698,658
Beverages	—	1,680,451	—	1,680,451
Building Materials	—	9,823,313	—	9,823,313
Chemicals	—	30,310,153	—	30,310,153
Coal	—	978,123	532,266	1,510,389
Commercial Services	—	41,799,081	—	41,799,081
Computers	—	13,247,573	—	13,247,573
Distribution/Wholesale	—	14,133,048	—	14,133,048
Diversified Consumer Services	—	511,271	—	511,271
Diversified Financial Services	—	37,519,430	—	37,519,430
Electric	—	9,110,870	—	9,110,870
Electrical Components & Equipment	—	853,227	—	853,227
Electronics	—	975,638	—	975,638
Energy-Alternate Sources	—	2,389,142	—	2,389,142
Engineering & Construction	—	2,305,797	—	2,305,797
Entertainment (Less Unfunded Loan Commitments of $60,985)	—	24,623,706	—	24,623,706
Environmental Control	—	13,062,248	—	13,062,248
Food	—	19,773,737	549,914	20,323,651

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy — (Continued)

Description	Level 1	Level 2	Level 3	Total
Food Service	$—	$2,166,867	$—	$2,166,867
Forest Products & Paper	—	301,125	—	301,125
Gas	—	926,127	—	926,127
Hand/Machine Tools	—	2,205,123	—	2,205,123
Healthcare-Products	—	10,971,083	—	10,971,083
Healthcare-Services	—	33,571,673	—	33,571,673
Holding Companies-Diversified	—	3,005,400	—	3,005,400
Home Builders	—	973,272	—	973,272
Home Furnishings	—	878,592	—	878,592
Household Products/Wares	—	2,112,464	—	2,112,464
Housewares	—	558,545	—	558,545
Insurance	—	28,156,942	—	28,156,942
Internet	—	20,675,200	—	20,675,200
Investment Companies	—	4,263,319	—	4,263,319
Iron/Steel	—	1,257,907	—	1,257,907
Leisure Time	—	8,957,462	—	8,957,462
Lodging	—	12,592,600	—	12,592,600
Machinery-Construction & Mining	—	4,096,137	—	4,096,137
Machinery-Diversified	—	12,192,955	—	12,192,955
Media	—	45,335,217	—	45,335,217
Metal Fabricate/Hardware	—	12,277,599	—	12,277,599
Mining	—	331,868	—	331,868
Miscellaneous Manufacturing	—	12,037,360	—	12,037,360
Oil & Gas (Less Unfunded Loan Commitments of $122,222)	—	11,043,416	170,122	11,213,538
Oil & Gas Services (Less Unfunded Loan Commitments of $250,000)	—	1,581,079	—	1,581,079
Packaging & Containers	—	19,934,021	—	19,934,021
Pharmaceuticals	—	33,395,785	—	33,395,785
Pipelines	—	5,786,294	—	5,786,294
Real Estate	—	10,128,979	—	10,128,979
Real Estate Investment Trusts	—	7,057,341	—	7,057,341
Retail	—	24,291,446	2,733,469	27,024,915
Semiconductors	—	5,424,205	—	5,424,205
Software	—	83,613,014	—	83,613,014
Telecommunications	—	33,818,778	—	33,818,778
Transportation	—	3,774,830	—	3,774,830
Total Floating Rate Loans (Less Unfunded Loan Commitments of $433,207)	—	719,168,367	3,985,771	723,154,138
Total Corporate Bonds & Notes*	—	19,407,372	—	19,407,372
Common Stocks
Advertising	—	175,336	—	175,336
Commercial Services	—	—	572,839	572,839
Gas Utilities	—	4,307	0	4,307
Health Care Providers & Services	—	—	0	0
Internet Software & Services	—	—	56,686	56,686
Media	1,151,760	—	—	1,151,760
Metals & Mining	—	—	1,121,489	1,121,489
Oil, Gas & Consumable Fuels	—	585,133	—	585,133
Retail	—	—	390,205	390,205
Total Common Stocks	1,151,760	764,776	2,141,219	4,057,755
Total Preferred Stocks*	—	—	205,400	205,400
Total Warrant*	—	—	0	0
Total Short-Term Investment*	—	39,198,618	—	39,198,618
Total Net Investments	$1,151,760	$778,539,133	$6,332,390	$786,023,283

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 2 to Level 3 in the amount of $ 589,508 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$786,023,283
Cash	4,503,497
Receivable for:
Investments sold	107,407
Fund shares sold	63,566
Interest	1,772,974
Prepaid expenses	2,354

Total Assets	792,473,081
Liabilities
Payables for:
Investments purchased	8,587,063
Fund shares redeemed	98,788
Accrued Expenses:
Management fees	398,645
Distribution and service fees	27,309
Deferred trustees’ fees	145,666
Other expenses	311,152

Total Liabilities	9,568,623

Net Assets	$782,904,458

Net Assets Consist of:
Paid in surplus	$777,835,423
Distributable earnings (Accumulated losses)	5,069,035

Net Assets	$782,904,458

Net Assets
Class A	$653,117,581
Class B	129,786,877
Capital Shares Outstanding*
Class A	63,847,688
Class B	12,784,879
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.23
Class B	10.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $801,036,764.
(b)	Investments at value is net of unfunded loan commitments of $433,207.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$83,948
Interest	41,909,633

Total investment income	41,993,581
Expenses
Management fees	4,678,771
Administration fees	43,574
Custodian and accounting fees	318,396
Distribution and service fees—Class B	316,884
Audit and tax services	126,430
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	27,737
Insurance	5,438
Miscellaneous	15,388

Total expenses	5,635,939

Net Investment Income	36,357,642

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,949,155)

Net change in unrealized appreciation on investments	22,954,416

Net realized and unrealized gain	18,005,261

Net Increase in Net Assets From Operations	$54,362,903

(a)	Net of foreign withholding taxes of $2,093.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,357,642	$36,264,028
Net realized gain (loss)	(4,949,155)	3,164,961
Net change in unrealized appreciation (depreciation)	22,954,416	(33,356,649)

Increase in net assets from operations	54,362,903	6,072,340

From Distributions to Shareholders
Class A	(30,403,750)	(27,388,636)
Class B	(5,776,634)	(3,898,414)

Total distributions	(36,180,384)	(31,287,050)

Increase (decrease) in net assets from capital share transactions	6,878,971	(53,020,461)

Total increase (decrease) in net assets	25,061,490	(78,235,171)

Net Assets
Beginning of period	757,842,968	836,078,139

End of period	$782,904,458	$757,842,968

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	373,231	$3,776,629	1,255,443	$13,058,090
Reinvestments	3,046,468	30,403,750	2,690,436	27,388,636
Redemptions	(3,510,211)	(35,797,716)	(10,759,647)	(111,561,873)

Net decrease	(90,512)	$(1,617,337)	(6,813,768)	$(71,115,147)

Class B
Sales	2,256,163	$22,901,359	3,649,818	$37,500,386
Reinvestments	582,322	5,776,634	385,219	3,898,414
Redemptions	(1,997,436)	(20,181,685)	(2,269,181)	(23,304,114)

Net increase	841,049	$8,496,308	1,765,856	$18,094,686

Increase (decrease) derived from capital shares transactions		$6,878,971		$(53,020,461)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.00	$10.34	$10.35	$9.86	$10.31

Income (Loss) from Investment Operations
Net investment income (a)	0.48	0.46	0.39	0.40	0.39
Net realized and unrealized gain (loss)	0.24	(0.39)	0.02	0.52	(0.45)

Total income (loss) from investment operations	0.72	0.07	0.41	0.92	(0.06)

Less Distributions
Distributions from net investment income	(0.49)	(0.41)	(0.42)	(0.43)	(0.39)

Total distributions	(0.49)	(0.41)	(0.42)	(0.43)	(0.39)

Net Asset Value, End of Period	$10.23	$10.00	$10.34	$10.35	$9.86

Total Return (%) (b)	7.32	0.56	4.00	9.50	(0.66)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.68	0.68	0.67	0.67
Ratio of net investment income to average net assets (%)	4.73	4.45	3.80	4.01	3.83
Portfolio turnover rate (%)	27	25	41	40	23
Net assets, end of period (in millions)	$653.1	$639.3	$731.6	$715.4	$728.3

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.93	$10.27	$10.29	$9.80	$10.24

Income (Loss) from Investment Operations
Net investment income (a)	0.45	0.43	0.36	0.38	0.36
Net realized and unrealized gain (loss)	0.24	(0.39)	0.01	0.51	(0.43)

Total income (loss) from investment operations	0.69	0.04	0.37	0.89	(0.07)

Less Distributions
Distributions from net investment income	(0.47)	(0.38)	(0.39)	(0.40)	(0.37)

Total distributions	(0.47)	(0.38)	(0.39)	(0.40)	(0.37)

Net Asset Value, End of Period	$10.15	$9.93	$10.27	$10.29	$9.80

Total Return (%) (b)	7.03	0.31	3.68	9.27	(0.83)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.93	0.93	0.92	0.92
Ratio of net investment income to average net assets (%)	4.48	4.23	3.55	3.76	3.58
Portfolio turnover rate (%)	27	25	41	40	23
Net assets, end of period (in millions)	$129.8	$118.6	$104.5	$104.1	$98.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2019, the Portfolio had open unfunded loan commitments of $433,207. At December 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $39,198,618, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$199,350,343	$0	$197,750,291

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$4,678,771	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$801,179,501

Gross unrealized appreciation	5,457,076
Gross unrealized depreciation	(20,613,294)

Net unrealized appreciation (depreciation)	$(15,156,218)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$36,180,384	$31,287,050	$—	$—	$36,180,384	$31,287,050

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$36,191,053	$—	$(15,156,218)	$(15,820,133)	$5,214,702

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $773,690 and accumulated long-term capital losses of $15,046,443.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 4.77% and 4.64%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 4.03%.

MARKET ENVIRONMENT / CONDITIONS

A shift in the U.S. Federal Reserve’s (the “Fed”) monetary policy was a significant driver of market performance over the period. After a period of tightening in 2018, the Fed shifted course, announcing in January 2019 that it would not be raising interest rates in the near future. Three interest-rate cuts followed thereafter, with the Fed lowering the federal funds rate to a range of 1.50%—1.75%. Falling interest rates typically increase the value of existing bonds, since their relatively higher yields become more attractive to investors.

Rates moved lower across the yield curve year-over-year, with significant movement throughout the reporting period. Interest rates on long-term U.S. Treasuries initially fell more than interest rates on short-term U.S. Treasuries, leading to a flattening of the yield curve, and an eventual inversion when, in August 2019, the yield on 10-year U.S. Treasuries fell below the yield on 2-year U.S. Treasuries. While some investors considered this inversion a sign that the economy was moving toward a recession, the 2-year and 10-year end of the U.S. Treasury yield curve steepened again shortly thereafter amid positive economic signals.

Corporate bonds also delivered noteworthy returns, driven by the combination of a relatively strong economy and lower interest rates. Both investment-grade and high-yield corporate bonds gained significantly, as measured by the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index, respectively, as solid corporate profits and steady economic growth helped strengthen investors’ confidence in corporate creditworthiness. The positive environment for debt extended to mortgage-backed securities, as prepayments due to homeowner refinancing declined after hitting a three-year high in August 2019.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, the Portfolio’s exposure across corporate credit benefitted returns. The Portfolio’s exposure to senior secured floating-rate loans contributed significantly to performance relative to the benchmark, as did the Portfolio’s exposure to Collateralized Loan Obligations (“CLOs”) and high yield and investment grade corporate credit. Non-agency Residential Mortgage-Backed Securities (“RMBS”), Commercial Mortgage-Backed Securities and sovereign emerging markets and non-dollar developed debt also benefited results. In contrast, the Portfolio’s U.S. yield curve positioning detracted from relative performance.

Over the period, we increased the Portfolio’s exposure to CLOs, asset-backed securities, taxable municipal bonds, fixed-rate agency mortgage-backed securities and Treasury inflation-protection securities. We decreased the Portfolio’s allocations to investment grade and high yield corporate credit and decreased exposures to U.S. Treasuries and Senior Secured Floating-Rate Loans.

At period-end, the Portfolio was overweight compared to the benchmark in many of the credit sectors and securitized products, based on our belief valuations remained relatively attractive on a longer-term basis. At period-end, the Portfolio’s heaviest allocation positioning was in RMBS followed by Investment-Grade Corporate Credit, CLOs, senior secured floating-rate loans and U.S. Treasuries.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage Portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

Sonal Desai

David Yuen

Tina Chou

Kent Burns

Portfolio Managers

Franklin Advisers, Inc

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	4.77	2.02	1.86
Class B	4.64	1.77	1.61
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	4.03	1.67	1.38

1 Inception date of the Class A and B shares is 4/29/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
Asset-Backed Securities	27.4
U.S. Treasury & Government Agencies	27.0
Corporate Bonds & Notes	22.3
Mortgage-Backed Securities	5.7
Foreign Government	5.0
Floating Rate Loans	4.3
Municipals	3.1
Mutual Funds	1.0
Common Stocks	0.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.48%	$1,000.00	$1,012.70	$2.44
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,012.70	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—27.4% of Net Assets

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—4.0%
American Express Credit Account Master Trust
2.100%, 09/15/22	4,200,000	$4,199,797
2.990%, 12/15/23	5,662,000	5,745,284
Capital One Multi-Asset Execution Trust
1.660%, 06/17/24	8,000,000	7,973,429
2.290%, 07/15/25	1,970,000	1,990,464
Citibank Credit Card Issuance Trust 2.490%, 01/20/23	5,500,000	5,537,480
Discover Card Execution Note Trust
1.890%, 10/15/24	3,760,000	3,753,583
2.010%, 1M LIBOR + 0.270%, 12/15/23 (a)	2,930,000	2,932,910
3.320%, 03/15/24	8,000,000	8,194,424

		40,327,371

Asset-Backed - Home Equity—0.1%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.152%, 1M LIBOR + 0.360%, 10/25/35 (a)	321,836	321,771
GSAA Home Equity Trust 2.737%, 1M LIBOR + 0.945%, 02/25/35 (a)	737,491	750,724
RAAC Trust 2.492%, 1M LIBOR + 0.700%, 03/25/34 (a)	190,326	188,431

		1,260,926

Asset-Backed - Other—23.3%
Adagio CLO VIII DAC 1.650%, 3M EURIBOR + 1.650%, 04/15/32 (144A) (EUR) (a)	400,000	448,793
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,316,147	2,385,028
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.617%, 1M LIBOR + 0.825%, 06/25/34 (a)	371,290	371,506
AMMC CLO, Ltd. 3.261%, 3M LIBOR + 1.260%, 01/15/32 (144A) (a)	2,000,000	1,998,004
Ares Euro CLO B.V.
0.920%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR) (a)	3,200,000	3,584,491
1.600%, 3M EURIBOR + 1.600%, 04/17/32 (144A) (EUR) (a)	500,000	560,234
Armada Euro CLO IV DAC 1.700%, 3M EURIBOR + 1.700%, 07/15/33 (144A) (EUR) (a)	500,000	556,603
Atrium XII 2.783%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	5,000,000	4,990,710
Atrium XIII 3.734%, 3M LIBOR + 1.800%, 11/21/30 (144A) (a)	1,000,000	977,823
Atrium XIV LLC 3.701%, 3M LIBOR + 1.700%, 08/23/30 (144A) (a)	300,000	297,938
Atrium XV 3.684%, 3M LIBOR + 1.750%, 01/23/31 (144A) (a)	1,000,000	993,338
Avoca CLO XVII Designated Activity Co. 1.700%, 3M EURIBOR + 1.700%, 10/15/32 (144A) (EUR) (a)	1,000,000	1,116,438
Bain Capital Credit CLO
2.894%, 3M LIBOR + 0.960%, 04/23/31 (144A) (a)	1,500,000	1,487,250

Asset-Backed - Other—(Continued)
Bain Capital Credit CLO
3.084%, 3M LIBOR + 1.150%, 04/23/31 (144A) (a)	1,000,000	976,390
BCC Middle Market CLO LLC 4.116%, 3M LIBOR + 2.150%, 10/20/30 (144A) (a)	1,600,000	1,575,651
Blackrock European CLO IX DAC
0.900%, 3M EURIBOR + 0.900%, 12/15/32 (144A) (EUR) (a)	2,600,000	2,897,580
1.550%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR) (a)	800,000	887,249
BlueMountain CLO, Ltd.
2.949%, 3M LIBOR + 1.050%, 11/20/28 (144A) (a)	860,714	860,272
3.666%, 3M LIBOR + 1.700%, 10/20/31 (144A) (a)	3,000,000	2,978,862
3.710%, 3M LIBOR + 1.770%, 10/25/30 (144A) (a)	3,200,000	3,180,938
3.716%, 3M LIBOR + 1.750%, 10/20/30 (144A) (a)	3,000,000	2,985,777
4.140%, 3M LIBOR + 2.200%, 10/25/30 (144A) (a)	714,285	696,681
4.166%, 3M LIBOR + 2.200%, 10/20/30 (144A) (a)	600,000	585,168
BlueMountain EUR CLO
0.910%, 3M EURIBOR + 0.910%, 01/15/33 (144A) (EUR) (a)	4,500,000	5,043,885
1.550%, 3M EURIBOR + 1.550%, 01/15/33 (144A) (EUR) (a)	1,400,000	1,569,450
BlueMountain Fuji U.S. CLO, Ltd.
3.701%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	2,000,000	1,906,962
4.116%, 3M LIBOR + 2.150%, 10/20/30 (144A) (a)	2,000,000	1,961,168
Burnham Park CLO, Ltd. 3.466%, 3M LIBOR + 1.500%, 10/20/29 (144A) (a)	1,116,142	1,104,210
Carlyle Global Market Strategies CLO, Ltd. 3.601%, 3M LIBOR + 1.600%, 07/15/30 (144A) (a)	2,000,000	1,973,676
Carlyle GMS Finance MM CLO LLC 4.201%, 3M LIBOR + 2.200%, 10/15/31 (144A) (a)	1,000,000	987,171
Carlyle U.S. CLO, Ltd.
3.766%, 3M LIBOR + 1.800%, 01/20/30 (144A) (a)	1,000,000	970,942
4.316%, 3M LIBOR + 2.350%, 07/20/29 (144A) (a)	500,000	485,029
4.366%, 3M LIBOR + 2.400%, 07/20/31 (144A) (a)	642,000	646,757
Catamaran CLO, Ltd. 4.953%, 3M LIBOR + 2.950%, 10/18/26 (144A) (a)	2,384,800	2,380,147
Cole Park CLO, Ltd. 3.566%, 3M LIBOR + 1.600%, 10/20/28 (144A) (a)	857,143	854,401
Colombia Cent CLO, Ltd. 3.540%, 3M LIBOR + 1.600%, 10/25/28 (144A) (a)	769,231	768,125
Cook Park CLO Ltd. 3.122%, 3M LIBOR + 1.120%, 04/17/30 (144A) (a)	1,500,000	1,461,948
Countrywide Asset-Backed Certificates 2.542%, 1M LIBOR + 0.750%, 03/25/34 (a)	134,489	135,049
Dryden 45 Senior Loan Fund
3.401%, 3M LIBOR + 1.400%, 10/15/30 (144A) (a)	3,000,000	2,946,441
3.701%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	5,300,000	5,272,021
Dryden 49 Senior Loan Fund 4.353%, 3M LIBOR + 2.350%, 07/18/30 (144A) (a)	380,000	381,173
Dryden 50 Senior Loan Fund 4.251%, 3M LIBOR + 2.250%, 07/15/30 (144A) (a)	500,000	490,977
Dryden 58 CLO, Ltd. 3.502%, 3M LIBOR + 1.500%, 07/17/31 (144A) (a)	750,000	735,933
Dryden 61 CLO, Ltd. 3.402%, 3M LIBOR + 1.400%, 01/17/32 (144A) (a)	1,500,000	1,485,996

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden 70 CLO, Ltd. 3.701%, 3M LIBOR + 1.700%, 01/16/32 (144A) (a)	280,290	$277,541
Dunedin Park CLO DAC
1.070%, 3M EURIBOR + 1.070%, 10/22/32 (144A) (EUR) (a)	2,000,000	2,248,358
1.750%, 3M EURIBOR + 1.750%, 10/22/32 (144A) (EUR) (a)	900,000	1,010,247
Euro-Galaxy III CLO B.V. 1.500%, 3M EURIBOR + 1.500%, 01/17/31 (144A) (EUR) (a)	575,000	641,329
Euro-Galaxy V CLO B.V. 1.600%, 3M EURIBOR + 1.600%, 11/10/30 (144A) (EUR) (a)	1,000,000	1,119,175
Galaxy CLO, Ltd.
3.099%, 3M LIBOR + 1.200%, 11/22/31 (144A) (a)	1,371,841	1,369,800
3.599%, 3M LIBOR + 1.700%, 11/22/31 (144A) (a)	1,800,000	1,781,586
GSAMP Trust 2.797%, 1M LIBOR + 1.005%, 06/25/35 (a)	13,559	13,565
Halcyon Loan Advisors Funding, Ltd. 3.766%, 3M LIBOR + 1.800%, 07/21/31 (144A) (a)	1,500,000	1,465,392
Highbridge Loan Management, Ltd.
3.701%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	3,000,000	2,969,868
4.151%, 3M LIBOR + 2.150%, 10/15/30 (144A) (a)	600,000	585,157
Holland Park CLO DAC
0.920%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (a)	9,900,000	11,046,107
1.650%, 3M EURIBOR + 1.650%, 11/14/32 (144A) (EUR) (a)	1,800,000	2,013,217
Invitation Homes Trust
2.587%, 1M LIBOR + 0.850%, 12/17/36 (144A) (a)	5,447,656	5,426,944
2.737%, 1M LIBOR + 1.000%, 07/17/37 (144A) (a)	4,359,199	4,360,215
2.837%, 1M LIBOR + 1.100%, 01/17/38 (144A) (a)	1,513,350	1,521,895
LCM, Ltd.
3.181%, 3M LIBOR + 1.180%, 10/15/31 (144A) (a)	722,222	721,856
3.416%, 3M LIBOR + 1.450%, 10/20/28 (144A) (a)	2,400,000	2,368,764
3.566%, 3M LIBOR + 1.600%, 10/20/30 (144A) (a)	500,000	493,526
3.766%, 3M LIBOR + 1.800%, 01/20/31 (144A) (a)	1,000,000	946,888
Long Point Park CLO, Ltd. 3.702%, 3M LIBOR + 1.700%, 01/17/30 (144A) (a)	1,000,000	962,910
Madison Park Euro Funding VIII DAC
0.950%, 3M EURIBOR + 0.950%, 04/15/32 (144A) (EUR) (a)	8,000,000	8,924,254
1.700%, 3M EURIBOR + 1.700%, 04/15/32 (144A) (EUR) (a)	900,000	1,001,490
Madison Park Euro Funding XIV DAC 1.120%, 3M EURIBOR + 1.120%, 07/15/32 (144A) (EUR) (a)	1,400,000	1,571,944
Madison Park Funding, Ltd.
3.353%, 3M LIBOR + 1.400%, 10/22/30 (144A) (a)	1,000,000	988,301
3.453%, 3M LIBOR + 1.450%, 10/18/30 (144A) (a)	6,304,544	6,274,925
3.636%, 3M LIBOR + 1.700%, 07/27/30 (144A) (a)	1,600,000	1,597,826
3.653%, 3M LIBOR + 1.700%, 10/22/30 (144A) (a)	1,000,000	992,877
3.753%, 3M LIBOR + 1.750%, 10/18/30 (144A) (a)	5,300,000	5,306,588
4.153%, 3M LIBOR + 2.200%, 10/22/30 (144A) (a)	750,000	743,429
4.286%, 3M LIBOR + 2.350%, 07/27/30 (144A) (a)	500,000	500,133

Asset-Backed - Other—(Continued)
Magnetite, Ltd.
3.123%, 3M LIBOR + 1.120%, 10/18/31 (144A) (a)	2,000,000	1,996,080
3.603%, 3M LIBOR + 1.600%, 10/18/31 (144A) (a)	3,000,000	2,960,337
Mill City Mortgage Loan Trust
2.500%, 04/25/57 (144A) (a)	1,762,918	1,759,427
2.750%, 01/25/61 (144A) (a)	2,582,576	2,593,313
3.250%, 05/25/62 (144A) (a)	2,871,055	2,915,465
3.500%, 05/25/58 (144A) (a)	1,432,423	1,460,070
3.500%, 04/25/66 (144A) (a)	3,240,000	3,309,219
Neuberger Berman CLO XXII, Ltd. 3.652%, 3M LIBOR + 1.650%, 10/17/30 (144A) (a)	2,600,000	2,574,159
Neuberger Berman CLO, Ltd.
3.366%, 3M LIBOR + 1.400%, 10/21/30 (144A) (a)	1,700,000	1,684,545
3.601%, 3M LIBOR + 1.600%, 01/15/28 (144A) (a)	1,000,000	975,224
Neuberger Berman Loan Advisers CLO 27, Ltd. 3.701%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	1,000,000	954,035
Neuberger Berman Loan Advisers CLO 32, Ltd.
3.816%, 3M LIBOR + 1.850%, 01/19/32 (144A) (a)	400,000	397,149
4.616%, 3M LIBOR + 2.650%, 01/19/32 (144A) (a)	1,000,000	997,978
Newark BSL CLO 2, Ltd. 4.290%, 3M LIBOR + 2.350%, 07/25/30 (144A) (a)	254,559	250,838
Octagon Investment Partners 18-R, Ltd. 4.701%, 3M LIBOR + 2.700%, 04/16/31 (144A) (a)	400,000	373,311
Octagon Investment Partners LLC 4.366%, 3M LIBOR + 2.400%, 07/20/30 (144A) (a)	126,643	126,034
Octagon Investment Partners, Ltd.
3.066%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	600,000	597,100
3.386%, 3M LIBOR + 1.450%, 10/24/30 (144A) (a)	2,000,000	1,982,498
3.602%, 3M LIBOR + 1.600%, 07/17/30 (144A) (a)	1,000,000	986,990
Octagon Loan Funding, Ltd. 3.084%, 3M LIBOR + 1.180%, 11/18/31 (144A) (a)	1,000,000	998,993
Progress Residential Trust 3.712%, 08/17/35 (144A)	1,210,000	1,226,710
Race Point X CLO, Ltd. 3.590%, 3M LIBOR + 1.650%, 07/25/31 (144A) (a)	250,000	245,825
Sound Point Euro CLO II Funding DAC
1.110%, 3M EURIBOR + 1.110%, 10/26/32 (144A) (EUR) (a)	1,900,000	2,134,229
1.850%, 3M EURIBOR + 1.850%, 10/26/32 (144A) (EUR) (a)	1,000,000	1,123,038
TCI-Flatiron CLO, Ltd. 3.754%, 3M LIBOR + 1.850%, 11/18/30 (144A) (a)	500,000	481,695
Towd Point Mortgage Trust
2.250%, 04/25/56 (144A) (a)	3,124,141	3,116,049
2.250%, 07/25/56 (144A) (a)	4,816,012	4,786,552
2.392%, 1M LIBOR + 0.600%, 02/25/57 (144A) (a)	1,026,964	1,024,427
2.500%, 10/25/56 (144A) (a)	1,603,669	1,603,376
2.750%, 08/25/55 (144A) (a)	408,346	409,899
2.750%, 10/25/56 (144A) (a)	4,523,951	4,553,671
2.750%, 04/25/57 (144A) (a)	4,575,992	4,605,298
2.750%, 06/25/57 (144A) (a)	3,876,495	3,897,794
2.750%, 11/25/60 (144A) (a)	282,212	282,424
3.000%, 10/25/53 (144A)	933,087	934,840
3.000%, 03/25/54 (144A) (a)	357,207	357,674
3.000%, 01/25/58 (144A) (a)	1,024,228	1,034,695

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Towd Point Mortgage Trust
3.000%, 06/25/58 (144A) (a)	3,121,024	$3,165,145
3.250%, 03/25/58 (144A) (a)	2,645,596	2,690,088
3.250%, 07/25/58 (144A) (a)	1,378,593	1,404,130
3.500%, 03/25/54 (144A) (a)	726,907	730,566
3.500%, 02/25/55 (144A) (a)	1,045,975	1,055,439
3.750%, 11/25/57 (144A) (a)	184,079	185,002
3.750%, 03/25/58 (144A) (a)	3,119,935	3,217,113
3.750%, 05/25/58 (144A) (a)	5,181,386	5,358,069
Voya CLO, Ltd.
2.910%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	800,000	791,070
3.193%, 3M LIBOR + 1.190%, 10/18/31 (144A) (a)	1,200,000	1,199,950
3.403%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	2,454,544	2,410,927
3.851%, 3M LIBOR + 1.850%, 01/15/32 (144A) (a)	474,026	471,248
4.316%, 3M LIBOR + 2.350%, 07/20/30 (144A) (a)	221,301	216,803
5.253%, 3M LIBOR + 3.250%, 10/18/31 (144A) (a)	849,057	828,568
Webster Park CLO, Ltd. 3.566%, 3M LIBOR + 1.600%, 07/20/30 (144A) (a)	2,000,000	1,976,478
West CLO, Ltd.
3.353%, 3M LIBOR + 1.350%, 07/18/26 (144A) (a)	1,230,000	1,226,353
3.853%, 3M LIBOR + 1.850%, 07/18/26 (144A) (a)	2,170,000	2,174,446

		233,012,648

Total Asset-Backed Securities (Cost $271,584,938)		274,600,945

U.S. Treasury & Government Agencies—27.0%

Agency Sponsored Mortgage - Backed—17.7%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	289,902	301,988
4.500%, 03/01/25	754,874	793,475
Fannie Mae ARM Pool
3.217%, 6M LIBOR + 1.152%, 03/01/28 (a)	6,663	6,761
3.247%, 6M LIBOR + 1.133%, 11/01/33 (a)	3,981	4,022
3.261%, 6M LIBOR + 1.172%, 11/01/33 (a)	1,387	1,386
3.425%, 1Y H15 + 1.675%, 11/01/32 (a)	9,908	10,256
3.578%, 6M LIBOR + 1.413%, 11/01/34 (a)	5,078	5,210
3.589%, 6M LIBOR + 1.435%, 12/01/32 (a)	192,643	202,518
3.665%, 6M LIBOR + 1.415%, 09/01/32 (a)	10,521	10,693
3.667%, 6M LIBOR + 1.620%, 11/01/32 (a)	22,572	23,540
3.684%, 12M LIBOR + 1.684%, 12/01/32 (a)	5,326	5,484
3.744%, 6M LIBOR + 1.433%, 02/01/36 (a)	33,901	34,964
3.758%, 6M LIBOR + 1.758%, 06/01/28 (a)	1,893	1,964
3.780%, 12M LIBOR + 1.655%, 08/01/34 (a)	1,074	1,106
3.793%, 6M LIBOR + 1.543%, 09/01/35 (a)	11,128	11,513
3.797%, 12M LIBOR + 1.776%, 11/01/36 (a)	988	1,039
3.802%, 6M LIBOR + 1.570%, 11/01/35 (a)	58,659	60,451
3.823%, 12M LIBOR + 1.699%, 10/01/33 (a)	30,218	31,519
3.823%, 6M LIBOR + 1.405%, 03/01/35 (a)	21,400	22,020
3.823%, 6M LIBOR + 1.656%, 04/01/36 (a)	35,361	36,730
3.866%, 6M LIBOR + 1.546%, 12/01/34 (a)	27,829	28,747
3.960%, 6M LIBOR + 1.665%, 03/01/37 (a)	5,049	5,255
3.994%, 12M LIBOR + 1.494%, 07/01/33 (a)	24,070	25,100
3.998%, 1Y H15 + 1.998%, 10/01/32 (a)	11,531	12,019

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
3.998%, 12M LIBOR + 1.792%, 10/01/36 (a)	3,945	4,140
4.020%, 1Y H15 + 2.270%, 09/01/30 (a)	36,404	37,761
4.022%, 1Y H15 + 2.010%, 06/01/25 (a)	34,709	35,202
4.025%, 1Y H15 + 2.275%, 02/01/33 (a)	34,259	34,733
4.040%, 6M LIBOR + 1.415%, 06/01/32 (a)	8,765	8,787
4.050%, 12M LIBOR + 1.720%, 08/01/35 (a)	127,256	133,785
4.065%, 1Y H15 + 2.065%, 12/01/25 (a)	8,199	8,281
4.071%, 6M LIBOR + 1.585%, 03/01/36 (a)	133,130	137,975
4.144%, 12M LIBOR + 1.822%, 09/01/37 (a)	2,225	2,345
4.149%, 12M LIBOR + 1.690%, 11/01/35 (a)	20,107	21,032
4.248%, 12M LIBOR + 1.503%, 07/01/33 (a)	34,670	36,253
4.250%, 6M LIBOR + 2.250%, 10/01/33 (a)	20,553	20,891
4.250%, 6M LIBOR + 2.250%, 05/01/34 (a)	23,912	24,583
4.270%, 12M LIBOR + 1.645%, 09/01/39 (a)	2,317	2,404
4.278%, 1Y H15 + 1.917%, 08/01/29 (a)	2,747	2,840
4.279%, 1Y H15 + 2.076%, 07/01/33 (a)	26,213	27,194
4.300%, 1Y H15 + 2.300%, 09/01/32 (a)	3,066	3,108
4.311%, 12M LIBOR + 1.691%, 08/01/37 (a)	11,300	11,889
4.315%, 1Y H15 + 1.895%, 02/01/25 (a)	44,286	45,286
4.356%, 6M LIBOR + 2.106%, 09/01/33 (a)	23,698	24,824
4.363%, 1Y H15 + 2.290%, 08/01/32 (a)	44,011	45,680
4.372%, 12M LIBOR + 1.688%, 11/01/36 (a)	1,311,337	1,374,047
4.373%, 6M LIBOR + 2.123%, 08/01/33 (a)	19,788	20,947
4.406%, 1Y H15 + 2.270%, 08/01/30 (a)	12,189	12,478
4.423%, 12M LIBOR + 1.639%, 05/01/33 (a)	9,973	10,467
4.436%, 1Y H15 + 1.686%, 03/01/33 (a)	911	925
4.440%, 12M LIBOR + 1.577%, 01/01/36 (a)	41,688	43,529
4.490%, 1Y H15 + 2.134%, 04/01/27 (a)	2,529	2,632
4.490%, 1Y H15 + 2.152%, 12/01/33 (a)	49,423	51,965
4.509%, 1Y H15 + 2.192%, 09/01/37 (a)	20,156	21,067
4.512%, 12M LIBOR + 1.905%, 11/01/35 (a)	464,862	490,373
4.524%, 1Y H15 + 2.149%, 08/01/33 (a)	45,205	47,142
4.537%, 1Y H15 + 2.360%, 11/01/34 (a)	1,774,569	1,883,045
4.539%, 1Y H15 + 2.182%, 03/01/30 (a)	784	810
4.545%, 12M LIBOR + 1.420%, 03/01/36 (a)	5,179	5,230
4.550%, 12M LIBOR + 1.550%, 02/01/44 (a)	28,393	29,323
4.551%, 12M LIBOR + 1.710%, 09/01/35 (a)	2,060,686	2,161,262
4.557%, 1Y H15 + 2.190%, 11/01/35 (a)	1,724,048	1,814,258
4.575%, 1Y H15 + 2.353%, 07/01/28 (a)	4,068	4,212
4.582%, 12M LIBOR + 1.582%, 03/01/33 (a)	39,075	40,596
4.589%, 1Y H15 + 2.221%, 09/01/33 (a)	4,765	5,004
4.598%, 1Y H15 + 2.223%, 07/01/35 (a)	14,137	14,875
4.602%, 1Y H15 + 2.276%, 01/01/32 (a)	3,309	3,425
4.625%, 12M LIBOR + 1.750%, 04/01/34 (a)	64,483	66,798
4.655%, 1Y H15 + 2.280%, 07/01/32 (a)	2,400	2,432
4.655%, 12M LIBOR + 1.530%, 02/01/33 (a)	32,974	33,359
4.661%, 1Y H15 + 2.161%, 07/01/33 (a)	22,391	22,916
4.661%, 1Y H15 + 2.341%, 09/01/33 (a)	1,262	1,291
4.675%, 1Y H15 + 2.175%, 06/01/30 (a)	7,909	7,995
4.681%, 1Y H15 + 2.247%, 03/01/38 (a)	16,766	17,643
4.698%, 1Y H15 + 2.198%, 06/01/33 (a)	21,822	22,072
4.708%, 12M LIBOR + 1.833%, 08/01/32 (a)	49,993	50,567
4.710%, 12M LIBOR + 1.585%, 02/01/36 (a)	12,868	13,424
4.713%, 12M LIBOR + 1.713%, 02/01/32 (a)	66,658	67,058
4.716%, 12M LIBOR + 1.591%, 12/01/32 (a)	8,325	8,646

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
4.751%, 12M LIBOR + 1.810%, 04/01/40 (a)	2,646	$2,766
4.775%, 6M LIBOR + 2.275%, 08/01/32 (a)	25,237	25,684
4.778%, 12M LIBOR + 1.778%, 12/01/35 (a)	122,253	125,704
4.810%, 12M LIBOR + 1.810%, 04/01/35 (a)	258,077	271,341
4.822%, 1Y H15 + 2.270%, 01/01/29 (a)	9,790	9,858
4.822%, 1Y H15 + 2.217%, 09/01/36 (a)	697	735
4.855%, 1Y H15 + 2.105%, 07/01/25 (a)	138	140
4.863%, 12M LIBOR + 1.814%, 03/01/36 (a)	12,418	13,129
4.885%, 1Y H15 + 2.510%, 08/01/35 (a)	5,731	5,911
4.895%, 1Y H15 + 2.270%, 01/01/32 (a)	8,818	8,885
4.910%, 1Y H15 + 2.285%, 02/01/35 (a)	31,985	33,552
4.940%, 12M LIBOR + 1.815%, 03/01/37 (a)	874	903
4.963%, 12M LIBOR + 1.889%, 03/01/36 (a)	28,659	29,675
5.015%, 1Y H15 + 2.310%, 04/01/36 (a)	3,726	3,921
5.025%, 1Y H15 + 2.525%, 05/01/32 (a)	3,681	3,687
5.025%, 1Y H15 + 2.275%, 06/01/35 (a)	43,599	44,013
Fannie Mae Connecticut Avenue Securities (CMO)
2.442%, 1M LIBOR + 0.650%, 05/25/30 (a)	297,637	297,603
2.942%, 1M LIBOR + 1.150%, 09/25/29 (a)	197,915	198,068
3.092%, 1M LIBOR + 1.300%, 04/25/29 (a)	640,358	641,206
4.392%, 1M LIBOR + 2.600%, 05/25/24 (a)	5,264,357	5,481,863
4.692%, 1M LIBOR + 2.900%, 07/25/24 (a)	3,356,078	3,497,744
4.792%, 1M LIBOR + 3.000%, 07/25/24 (a)	5,791,104	6,091,609
4.792%, 1M LIBOR + 3.000%, 10/25/29 (a)	5,000,000	5,222,993
5.342%, 1M LIBOR + 3.550%, 07/25/29 (a)	2,980,000	3,153,686
5.792%, 1M LIBOR + 4.000%, 05/25/25 (a)	5,318,892	5,602,566
6.042%, 1M LIBOR + 4.250%, 01/25/29 (a)	1,900,000	2,020,131
6.042%, 1M LIBOR + 4.250%, 04/25/29 (a)	1,330,000	1,428,392
6.092%, 1M LIBOR + 4.300%, 02/25/25 (a)	4,317,870	4,596,822
6.142%, 1M LIBOR + 4.350%, 05/25/29 (a)	3,229,131	3,404,051
6.242%, 1M LIBOR + 4.450%, 01/25/29 (a)	2,533,357	2,675,678
6.342%, 1M LIBOR + 4.550%, 02/25/25 (a)	2,203,945	2,289,766
6.692%, 1M LIBOR + 4.900%, 11/25/24 (a)	4,169,288	4,579,075
6.792%, 1M LIBOR + 5.000%, 11/25/24 (a)	2,045,620	2,210,399
6.792%, 1M LIBOR + 5.000%, 07/25/25 (a)	5,920,604	6,377,413
7.042%, 1M LIBOR + 5.250%, 10/25/23 (a)	3,640,954	4,018,693
8.742%, 1M LIBOR + 6.950%, 08/25/28 (a)	2,911,960	3,181,813
Freddie Mac REMICS (CMO) 3.500%, 03/15/43	469,270	480,196
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.492%, 1M LIBOR + 0.700%, 09/25/30 (a)	787,061	787,081
3.142%, 1M LIBOR + 1.350%, 03/25/29 (a)	148,932	149,470
3.642%, 1M LIBOR + 1.850%, 10/25/27 (a)	2,084,919	2,098,101
3.992%, 1M LIBOR + 2.200%, 02/25/24 (a)	354,621	358,443
4.042%, 1M LIBOR + 2.250%, 11/25/28 (a)	462,353	464,082
4.142%, 1M LIBOR + 2.350%, 04/25/30 (a)	3,836,111	3,901,777
4.292%, 1M LIBOR + 2.500%, 03/25/30 (a)	2,000,000	2,046,801
4.392%, 1M LIBOR + 2.600%, 12/25/27 (a)	467,859	469,199
4.442%, 1M LIBOR + 2.650%, 03/25/28 (a)	392,299	392,969
4.542%, 1M LIBOR + 2.750%, 09/25/28 (a)	131,617	131,931
4.592%, 1M LIBOR + 2.800%, 05/25/28 (a)	929,404	934,242
4.642%, 1M LIBOR + 2.850%, 04/25/28 (a)	1,335,799	1,348,625
4.692%, 1M LIBOR + 2.900%, 07/25/28 (a)	87,132	87,494
5.042%, 1M LIBOR + 3.250%, 05/25/25 (a)	2,780,000	2,925,717
5.092%, 1M LIBOR + 3.300%, 10/25/27 (a)	3,160,000	3,367,721

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
5.242%, 1M LIBOR + 3.450%, 10/25/29 (a)	3,750,000	3,994,312
5.342%, 1M LIBOR + 3.550%, 08/25/29 (a)	4,250,000	4,463,139
5.392%, 1M LIBOR + 3.600%, 04/25/24 (a)	1,400,000	1,487,681
5.542%, 1M LIBOR + 3.750%, 09/25/24 (a)	4,990,000	5,389,375
5.592%, 1M LIBOR + 3.800%, 03/25/25 (a)	3,693,503	3,787,917
5.692%, 1M LIBOR + 3.900%, 12/25/27 (a)	7,265,000	7,513,424
5.792%, 1M LIBOR + 4.000%, 08/25/24 (a)	292,097	311,227
5.892%, 1M LIBOR + 4.100%, 08/25/24 (a)	3,518,529	3,725,648
5.942%, 1M LIBOR + 4.150%, 01/25/25 (a)	4,502,145	4,699,785
6.342%, 1M LIBOR + 4.550%, 10/25/24 (a)	3,499,423	3,752,683
6.442%, 1M LIBOR + 4.650%, 10/25/28 (a)	4,292,127	4,622,110
6.492%, 1M LIBOR + 4.700%, 03/25/28 (a)	2,250,000	2,394,013
6.542%, 1M LIBOR + 4.750%, 10/25/24 (a)	1,228,450	1,300,494
6.942%, 1M LIBOR + 5.150%, 11/25/28 (a)	2,840,000	3,103,890
7.342%, 1M LIBOR + 5.550%, 07/25/28 (a)	7,750,000	8,546,939
Uniform Mortgage-Backed Securities 2.500%, TBA (c)	19,960,000	20,128,640

		177,373,167

U.S. Treasury—9.3%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (d)	5,862,996	5,850,783
0.125%, 01/15/22 (d)	17,053,950	17,044,332
0.375%, 07/15/23 (d)	10,062,325	10,200,848
1.375%, 01/15/20 (d)	11,459,411	11,459,477
U.S. Treasury Notes
1.125%, 08/31/21	2,000,000	1,984,132
1.750%, 03/31/22	1,000,000	1,003,372
2.000%, 08/31/21	8,000,000	8,051,071
2.000%, 10/31/21	3,000,000	3,021,596
2.125%, 09/30/21	26,000,000	26,226,423
2.250%, 07/31/21 (e)	8,000,000	8,079,096

		92,921,130

Total U.S. Treasury & Government Agencies (Cost $275,112,072)		270,294,297

Corporate Bonds & Notes—22.3%

Agriculture—0.3%
BAT Capital Corp. 2.764%, 08/15/22	1,400,000	1,419,938
Bunge, Ltd. Finance Corp. 3.500%, 11/24/20 (f)	1,300,000	1,316,146

		2,736,084

Banks—8.3%
Akbank T.A.S. 5.125%, 03/31/25 (144A) (f)	700,000	684,489
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/59 (EUR)	4,100,000	4,762,233
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,155,000	2,206,932
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,700,000	3,839,963

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of New York Mellon Corp. (The) 2.774%, 3M LIBOR + 0.870%, 08/17/20 (a)	3,900,000	$3,920,366
BPCE S.A. 2.650%, 02/03/21	1,200,000	1,208,425
Citibank N.A. 3.165%, 3M LIBOR + 0.530%, 02/19/22 (a) (f)	3,000,000	3,038,552
Citigroup, Inc.
2.350%, 08/02/21 (f)	2,100,000	2,112,428
2.400%, 02/18/20	4,600,000	4,601,850
2.900%, 12/08/21	1,000,000	1,016,203
Deutsche Bank AG 3.209%, 3M LIBOR + 1.310%, 08/20/20 (a) (f)	3,700,000	3,708,043
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	2,025,632
Goldman Sachs Group, Inc. (The)
2.625%, 04/25/21	2,100,000	2,117,912
3.094%, 3M LIBOR + 1.200%, 09/15/20 (a)	11,400,000	11,473,021
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	3,800,000	3,857,716
Morgan Stanley
2.800%, 06/16/20	2,700,000	2,709,998
3.076%, 3M LIBOR + 1.140%, 01/27/20 (a)	7,900,000	7,905,995
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,704,101
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a) (f)	4,100,000	4,243,164
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	4,017,400
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/21 (EUR)	700,000	792,301
Wells Fargo & Co. 2.833%, 3M LIBOR + 0.880%, 07/22/20 (a) (f)	4,500,000	4,518,856
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,706,718
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	1,286,469

		83,458,767

Beverages—0.1%
Coca-Cola Femsa S.A.B. de C.V. 4.625%, 02/15/20 (f)	600,000	601,477

Biotechnology—0.4%
Biogen, Inc. 2.900%, 09/15/20	4,500,000	4,532,979

Chemicals—0.3%
Braskem Netherlands Finance B.V. 4.500%, 01/31/30 (144A)	1,100,000	1,095,050
CNAC HK Finbridge Co., Ltd. 3.875%, 06/19/29	1,500,000	1,557,069

		2,652,119

Cosmetics/Personal Care—0.4%
Avon Products, Inc. 7.000%, 03/15/23 (f)	1,900,000	2,066,250
Procter & Gamble Co. (The) 1.700%, 11/03/21 (f)	1,500,000	1,504,709

		3,570,959

Diversified Financial Services—1.2%
Capital One Financial Corp.
2.500%, 05/12/20	1,700,000	1,702,236
3.050%, 03/09/22	5,400,000	5,511,203
Jyske Realkredit A/S 1.000%, 04/01/26 (DKK)	15,620,000	2,472,842
Navient Corp. 8.000%, 03/25/20	166,000	167,713
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	1,000,000	1,065,400
Realkredit Danmark A/S 1.000%, 04/01/27 (DKK)	9,390,000	1,488,884

		12,408,278

Electric—1.2%
Dominion Energy, Inc. 2.579%, 07/01/20	2,100,000	2,104,335
Korea East-West Power Co., Ltd. 3.875%, 07/19/23 (144A) (f)	1,300,000	1,368,607
PSEG Power LLC 3.000%, 06/15/21	3,300,000	3,336,920
Southern Co. (The) 2.350%, 07/01/21	2,800,000	2,813,294
State Grid Overseas Investment, Ltd. 2.750%, 05/04/22 (144A)	2,500,000	2,525,812

		12,148,968

Engineering & Construction—0.1%
Mexico City Airport Trust 5.500%, 07/31/47 (144A) (f)	600,000	618,756

Food—0.4%
Cencosud S.A. 4.375%, 07/17/27 (144A) (f)	1,000,000	983,732
Kroger Co. (The) 2.600%, 02/01/21 (f)	3,200,000	3,219,258

		4,202,990

Healthcare-Products—0.2%
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	2,001,297

Healthcare-Services—0.5%
Anthem, Inc. 2.500%, 11/21/20	3,200,000	3,214,066
Centene Corp. 4.750%, 05/15/22	1,500,000	1,530,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
CHS/Community Health Systems, Inc. 8.125%, 06/30/24 (144A) (f)	500,000	$410,000

		5,154,066

Insurance—1.0%
Jackson National Life Global Funding 3.300%, 02/01/22 (144A)	2,000,000	2,055,812
Marsh & McLennan Cos., Inc. 3.500%, 12/29/20	1,000,000	1,014,622
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,720,474
Protective Life Global Funding 2.262%, 04/08/20 (144A)	3,100,000	3,102,095

		9,893,003

Internet—0.7%
Amazon.com, Inc. 2.400%, 02/22/23 (f)	1,700,000	1,729,248
Baidu, Inc. 4.375%, 05/14/24	2,300,000	2,451,672
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	3,300,000	3,349,090

		7,530,010

Lodging—0.5%
Marriott International, Inc. 2.875%, 03/01/21	4,800,000	4,843,253

Machinery-Construction & Mining—0.2%
Caterpillar Financial Services Corp. 1.700%, 08/09/21	1,600,000	1,597,344

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 3.875%, 10/15/21	2,200,000	2,257,509

Media—0.4%
Altice Financing S.A. 7.500%, 05/15/26 (144A)	800,000	860,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	600,000	606,000
Comcast Corp. 3.450%, 10/01/21	1,000,000	1,029,092
DISH DBS Corp. 5.875%, 07/15/22	1,100,000	1,166,000

		3,661,092

Mining—0.5%
FMG Resources August 2006 Pty, Ltd. 4.750%, 05/15/22 (144A)	900,000	929,250
Glencore Funding LLC 3.000%, 10/27/22 (144A)	3,600,000	3,610,317

		4,539,567

Multi-National—0.1%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,377,870

Oil & Gas—0.6%
Aker BP ASA 4.750%, 06/15/24 (144A)	700,000	726,250
California Resources Corp. 8.000%, 12/15/22 (144A) (f)	1,016,000	436,880
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	847,607
Occidental Petroleum Corp. 4.850%, 03/15/21	1,832,000	1,886,839
Sanchez Energy Corp. 7.750%, 06/15/21 (g)	1,200,000	54,000
Total Capital International S.A. 2.750%, 06/19/21	2,000,000	2,026,364
Weatherford International, Ltd. 11.000%, 12/01/24 (144A)	199,000	215,169

		6,193,109

Packaging & Containers—0.2%
OI European Group B.V. 4.000%, 03/15/23 (144A)	1,000,000	1,007,500
Owens-Brockway Glass Container, Inc.
5.000%, 01/15/22 (144A)	500,000	518,995
5.875%, 08/15/23 (144A)	700,000	747,250

		2,273,745

Pharmaceuticals—2.5%
AbbVie, Inc. 2.300%, 11/21/22 (144A)	2,500,000	2,511,858
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	5,010,544
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A)	3,000,000	3,146,992
Bristol-Myers Squibb Co.
2.250%, 08/15/21 (144A)	3,800,000	3,822,541
2.750%, 02/15/23 (144A)	1,500,000	1,527,853
Cigna Corp.
3.750%, 07/15/23	600,000	628,845
4.750%, 11/15/21 (144A)	2,700,000	2,829,536
CVS Health Corp.
2.125%, 06/01/21	1,600,000	1,602,425
2.800%, 07/20/20	1,100,000	1,103,119
3.700%, 03/09/23	2,700,000	2,810,766

		24,994,479

Pipelines—0.5%
Energy Transfer Operating L.P. 4.200%, 09/15/23 (f)	1,000,000	1,049,369
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	3,385,000	3,478,958

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Williams Cos., Inc. (The) 4.125%, 11/15/20 (f)	600,000	$607,118

		5,135,445

Retail—0.3%
Dollar Tree, Inc. 3.700%, 05/15/23 (f)	3,200,000	3,331,404
KSouth Africa, Ltd.
Zero Coupon, 3.000% PIK, 12/31/22 (144A) (h)	661,094	826
Zero Coupon, 25.000% PIK, 12/31/22 (144A) (h) (o)	174,093	870

		3,333,100

Software—0.5%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,513,616

Telecommunications—0.3%
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	1,900,000	1,910,108
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	787,500	794,509

		2,704,617

Transportation—0.2%
FedEx Corp. 3.400%, 01/14/22	800,000	821,400
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/42 (144A) (f)	1,000,000	1,341,730

		2,163,130

Trucking & Leasing—0.2%
DAE Funding LLC 4.000%, 08/01/20 (144A) (f)	1,700,000	1,710,625

Total Corporate Bonds & Notes (Cost $226,101,414)		223,808,254

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—3.4%
Adjustable Rate Mortgage Trust 4.132%, 02/25/35 (a)	1,282,686	1,292,314
American Home Mortgage Investment Trust 3.420%, 6M LIBOR + 1.500%, 10/25/34 (a)	573,118	574,442
Bellemeade Re, Ltd. 3.392%, 1M LIBOR + 1.600%, 04/25/28 (144A) (a)	1,890,093	1,892,674
BRAVO Residential Funding Trust
3.500%, 10/25/44 (144A) (a)	3,340,430	3,389,802
3.500%, 03/25/58 (144A)	2,102,952	2,127,307
CHL Mortgage Pass-Through Trust 3.807%, 07/25/34 (a)	383,724	389,062

Collateralized Mortgage Obligations—(Continued)
CIM Trust
4.000%, 08/25/48 (144A) (a)	2,455,550	2,501,963
4.000%, 05/25/49 (144A) (a)	3,976,948	4,060,193
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	55,659	49,367
Flagstar Mortgage Trust 4.000%, 10/25/48 (144A) (a)	2,279,681	2,292,747
MASTR Alternative Loan Trust
5.000%, 02/25/18	10,057	10,240
5.000%, 08/25/18	10,040	10,019
Merrill Lynch Mortgage Investors Trust 2.532%, 1M LIBOR + 0.740%, 03/25/28 (a)	264,316	262,998
New York Mortgage Trust 2.467%, 1M LIBOR + 0.675%, 02/25/36 (a)	188,307	176,361
OBX Trust 2.442%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	1,083,214	1,077,383
Provident Funding Mortagage Trust 3.000%, 12/25/49 (144A) (a)	2,384,998	2,410,245
Radnor RE, Ltd. 3.192%, 1M LIBOR + 1.400%, 03/25/28 (144A) (a)	1,061,988	1,061,987
Sequoia Mortgage Trust
2.405%, 1M LIBOR + 0.640%, 11/20/34 (a)	248,265	246,171
3.500%, 08/25/46 (144A) (a)	3,074,191	3,133,480
Structured Adjustable Rate Mortgage Loan Trust
2.232%, 1M LIBOR + 0.440%, 08/25/35 (a)	225,067	225,063
4.159%, 09/25/34 (a)	818,027	831,215
Structured Asset Mortgage Investments Trust 2.464%, 1M LIBOR + 0.700%, 02/19/35 (a)	480,305	475,489
WaMu Mortgage Pass-Through Certificates Trust
2.122%, 1M LIBOR + 0.330%, 01/25/45 (a)	1,707,984	1,693,336
2.252%, 1M LIBOR + 0.460%, 04/25/45 (a)	1,185,189	1,178,606
2.372%, 1M LIBOR + 0.580%, 07/25/45 (a)	698,796	691,379
Wells Fargo Mortgage Backed Securities Trust 3.500%, 07/25/47 (144A) (a)	1,797,479	1,819,922

		33,873,765

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 2.959%, 12/10/30 (144A)	1,940,000	1,983,950
BANK 0.514%, 08/15/61 (a) (i)	41,459,594	1,362,010
BX Commercial Mortgage Trust
2.490%, 1M LIBOR + 0.750%, 11/15/35 (144A) (a)	1,477,838	1,476,953
2.660%, 1M LIBOR + 0.920%, 10/15/36 (144A) (a)	9,510,000	9,517,622
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (a)	1,220,000	1,284,441
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (a)	241,108	216,997
Greenwich Capital Commercial Mortgage Trust 5.619%, 07/10/38 (a)	927,664	864,800
Morgan Stanley Capital I Trust 5.033%, 09/15/47 (144A) (a)	1,355,019	1,380,344
OBP Depositor LLC Trust 4.646%, 07/15/45 (144A)	2,250,000	2,248,108

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust 2.399%, 11/15/49	2,692,000	$2,696,332

		23,031,557

Total Mortgage-Backed Securities (Cost $56,662,252)		56,905,322

Foreign Government—5.0%

Banks—0.5%
Banque Centrale de Tunisie International Bond 5.625%, 02/17/24 (EUR)	2,300,000	2,561,567
Korea Development Bank (The) 3.375%, 03/12/23	2,700,000	2,797,963

		5,359,530

Sovereign—4.5%
Angolan Government International Bond 8.250%, 05/09/28 (144A)	2,300,000	2,479,837
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	2,800,000	731,681
Colombia Government International Bonds
5.000%, 06/15/45	1,800,000	2,090,700
9.850%, 06/28/27 (COP)	6,200,000,000	2,365,528
Dominican Republic International Bond 8.900%, 02/15/23 (144A) (DOP)	101,000,000	1,897,536
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	5,000,600
Gabon Government International Bond 6.375%, 12/12/24 (144A)	2,500,000	2,610,465
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	9,600,000,000	716,982
Iraq International Bond 5.800%, 01/15/28 (144A)	2,500,000	2,442,180
Kazakhstan Government International Bond 4.875%, 10/14/44 (144A)	1,100,000	1,357,664
Mexico Government International Bond 4.150%, 03/28/27	2,400,000	2,571,600
Peruvian Government International Bond 6.550%, 03/14/37 (f)	700,000	1,023,750
Republic of Belarus International Bond 7.625%, 06/29/27 (144A) (f)	1,800,000	2,045,250
Republic of South Africa Government Bond 7.000%, 02/28/31 (ZAR)	36,000,000	2,175,708
Spain Government Bond 2.700%, 10/31/48 (144A) (EUR)	7,255,000	10,798,630
Ukraine Government International Bond 7.375%, 09/25/32 (144A)	2,500,000	2,665,460
Uruguay Government International Bond 3.700%, 06/26/37 (UYU) (d)	71,519,815	1,853,496

		44,827,067

Total Foreign Government (Cost $50,007,334)		50,186,597

Floating Rate Loans (j)—4.3%
Security Description	Principal Amount*	Value

Airlines—0.3%
Air Canada Term Loan, 3.426%, 1M LIBOR + 1.750%, 10/06/23	24,362	24,544
Allegiant Travel Company Term Loan B, 6.394%, 3M LIBOR + 4.500%, 02/05/24	154,361	155,326
American Airlines, Inc. Term Loan B, 3.542%, 3M LIBOR + 1.750%, 06/27/25	2,475,000	2,480,329

		2,660,199

Auto Manufacturers—0.1%
Navistar International Corp. 1st Lien Term Loan B, 5.240%, 3M LIBOR + 3.500%, 11/06/24	832,090	831,049

Auto Parts & Equipment—0.0%
Adient U.S. LLC Term Loan B, 6.144%, 3M LIBOR + 4.250%, 05/06/24	457,700	461,038

Coal—0.1%
Bowie Resource Holdings LLC
1st Lien Term Loan, 7.659%, 3M LIBOR + 5.750%, 08/16/20	903,379	884,182
2nd Lien Delayed Draw Term Loan, 12.659%, 3M LIBOR + 10.750%, 02/16/21	371,429	351,000
Oxbow Carbon LLC 1st Lien Term Loan B, 5.549%, 3M LIBOR + 3.750%, 01/04/23	218,843	219,390

		1,454,572

Commercial Services—0.6%
Avis Budget Car Rental LLC Term Loan B, 3.800%, 3M LIBOR + 2.000%, 02/13/25	1,162,243	1,170,415
Hertz Corp. (The) Term Loan B, 4.550%, 3M LIBOR + 2.750%, 06/30/23	1,614,358	1,623,944
LegalZoom.com, Inc. 1st Lien Term Loan, 6.299%, 3M LIBOR + 4.500%, 11/21/24	306,048	306,813
Pitney Bowes, Inc. Term Loan B, 12/05/26 (k)	250,000	246,875
Prime Security Services Borrower LLC Term Loan B1, 09/23/26 (k)	311,719	312,931
United Rentals, Inc. Term Loan B, 3.549%, 3M LIBOR + 1.750%, 10/31/25	1,401,512	1,412,274
WEX, Inc. Term Loan B3, 4.049%, 3M LIBOR + 2.250%, 05/15/26	1,259,406	1,269,244

		6,342,496

Entertainment—0.0%
Lions Gate Capital Holdings LLC Term Loan A, 3.549%, 3M LIBOR + 1.750%, 03/22/23	205,106	203,824
NASCAR Holdings, Inc. Term Loan B, 4.495%, 3M LIBOR + 2.750%, 10/19/26	141,079	142,776

		346,600

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (j)—(Continued)

Security Description	Principal Amount*	Value

Food—0.2%
JBS USA Lux S.A. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 05/01/26	2,412,679	$2,432,714

Food Service—0.0%
Aramark Services, Inc.
Term Loan B3, 3.549%, 3M LIBOR + 1.750%, 03/11/25	179,822	180,806
Term Loan B4, 12/10/26 (k)	400,000	402,625

		583,431

Healthcare-Services—0.2%
HCA, Inc. Term Loan B13, 3.426%, 1M LIBOR + 1.750%, 03/18/26	612,066	616,274
Syneos Health, Inc. Term Loan B, 3.799%, 3M LIBOR + 2.000%, 08/01/24	1,072,719	1,078,083

		1,694,357

Home Builders—0.2%
Thor Industries, Inc. Term Loan B, 5.500%, 3M LIBOR + 3.750%, 02/01/26	1,754,377	1,762,601

Internet—0.1%
Go Daddy Operating Co. LLC Term Loan, 3.549%, 1M LIBOR + 1.750%, 02/15/24	747,571	752,555

Lodging—0.1%
Hilton Worldwide Finance LLC Term Loan B2, 3.542%, 3M LIBOR + 1.750%, 06/22/26	500,000	504,375

Machinery-Diversified—0.1%
Altra Industrial Motion Corp. Term Loan B, 3.799%, 3M LIBOR + 2.000%, 10/01/25	560,364	562,928

Media—0.7%
Charter Communications Operating LLC Term Loan B2, 3.550%, 1M LIBOR + 1.750%, 02/01/27	992,449	999,970
CSC Holdings LLC 1st Lien Term Loan, 3.990%, 3M LIBOR + 2.250%, 07/17/25	1,764,859	1,769,271
Diamond Sports Group, LLC Term Loan, 5.030%, 1M LIBOR + 3.250%, 08/24/26	368,856	368,856
Gray Television, Inc.
Term Loan B, 3.947%, 3M LIBOR + 2.250%, 02/07/24	390,910	392,407
Term Loan C, 4.197%, 3M LIBOR + 2.500%, 01/02/26	321,812	323,863
Mediacom Illinois LLC Term Loan N, 3.380%, 3M LIBOR + 1.750%, 02/15/24	2,080,947	2,095,253
Mission Broadcasting, Inc. Term Loan B3, 3.941%, 3M LIBOR + 2.250%,, 01/17/24	248,055	249,166
Nexstar Broadcasting, Inc. Term Loan B3, 4.055%, 3M LIBOR + 2.250%, 01/17/24	1,251,515	1,257,120

		7,455,906

Metal Fabricate/Hardware—0.1%
Doncasters Finance U.S. LLC Term Loan, 5.445%, 3M LIBOR + 3.500%, 04/09/20	708,092	571,784

Oil & Gas—0.1%
Fieldwood Energy LLC 1st Lien TL, 7.177%, 3M LIBOR + 5.250%, 04/11/22	1,610,541	1,354,196

Oil & Gas Services—0.1%
Onsite Rental Group Pty, Ltd.
Term Loan, 6.100%, PIK, 10/26/23 (h)	882,507	809,700
Term Loan B, 5.500%, 1M LIBOR + 4.500%, 10/26/22	645,477	635,795

		1,445,495

Pharmaceuticals—0.2%
Bausch Health Companies, Inc.
Term Loan B, 4.490%, 3M LIBOR + 2.750%, 11/27/25	850,000	856,269
Term Loan B, 4.740%, 3M LIBOR + 3.000%, 06/02/25	183,196	184,542
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.063%, 1M LIBOR + 4.250%, 04/29/24	125,823	119,868
Horizon Pharma, Inc. Term Loan B, 4.250%, 3M LIBOR + 2.500%, 05/22/26	806,959	811,877

		1,972,556

Pipelines—0.1%
Buckeye Partners L.P. Term Loan , 4.441%, 1M LIBOR + 2.750%, 11/01/26	1,050,000	1,060,282

Retail—0.3%
Bass Pro Group LLC Term Loan B, 09/25/24 (k)	349,107	348,321
General Nutrition Centers, Inc. Term Loan B, 10.581%, 3M LIBOR + 8.750%, 03/04/21	588,035	555,939
Harbor Freight Tools USA, Inc. Term Loan B, 08/18/23 (k)	1,000,000	996,562
KFC Holding Co. Term Loan B, 3.495%, 3M LIBOR + 1.750%, 04/03/25	992,424	997,077

		2,897,899

Semiconductors—0.1%
MKS Instruments, Inc. Term Loan B6, 3.549%, 1M LIBOR + 1.750%, 02/02/26	268,077	269,334
ON Semiconductor Corp. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/19/26	1,113,245	1,122,673

		1,392,007

Software—0.3%
Infor (U.S.), Inc. Term Loan B6, 02/01/22 (k)	299,231	300,914
IQVIA, Inc.
Term Loan B2, 3.695%, 3M LIBOR + 1.750%, 01/17/25	1,776,201	1,785,636
Term Loan B3, 3.695%, 3M LIBOR + 1.750%,, 06/11/25	518,658	521,705

		2,608,255

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (j)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—0.2%
Global Tel*Link Corp. 1st Lien Term Loan, 6.049%, 3M LIBOR + 4.250%, 11/29/25	855,714	$781,909
Zayo Group LLC Term Loan B1, 3.799%, 3M LIBOR + 2.000%, 01/19/21	992,347	995,626

		1,777,535

Total Floating Rate Loans (Cost $43,206,902)		42,924,830

Municipals—3.1%
City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	718,428
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,525,000
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	753,221
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	5,929,532
San Jose Redevelopment Agency Successor Agency, Tax Allocation Revenue
2.480%, 08/01/21	650,000	657,286
2.630%, 08/01/22	2,165,000	2,207,434
State of California 2.375%, 10/01/26	5,230,000	5,242,238
State of New York 2.120%, 02/15/25	5,230,000	5,216,663
State of Oregon Department of Transportation 2.180%, 11/15/25	1,045,000	1,043,527
State of Pennsylvania, General Obligation, Ltd. 5.000%, 01/15/20	2,800,000	2,803,640
State of Texas 5.000%, 04/01/21	1,185,000	1,243,006
Texas State University System 2.351%, 03/15/26	1,385,000	1,387,479

Total Municipals (Cost $31,082,807)		30,727,454

Mutual Fund—1.0%

Investment Company Security—1.0%
Invesco Senior Loan ETF (f) (Cost $9,950,057)	436,000	9,949,520

Common Stocks—0.1%

Energy Equipment & Services—0.0%
Weatherford International plc (l)	6,622	185,085

Leisure Products—0.0%
Remington Outdoor Co., Inc (l)	72,031	45,019

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp. (l)	151	2,031
Riviera Resources, Inc.	2,835	22,623

		24,654

Paper & Forest Products—0.1%
Appvion,Inc. (b) (l) (m)	38,739	527,722
Verso Corp. - Class A (l)	1,665	30,020

		557,742

Retail—0.0%
KSouth Africa, Ltd. (b) (l) (m)	8,217,950	82,180
KSouth Africa, Ltd. (b) (l) (m)	817,800	8,178

		90,358

Total Common Stocks (Cost $6,218,852)		902,858

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp.
Series B, Expires 10/08/22 (b) (f) (l) (m)	911	586
Series A, Expires 10/08/22 (b) (f) (l) (m)	728	666
Series C, Expires 10/08/22 (b) (f) (l) (m)	1,171	466
Expires 09/09/20 (l)	5,835	0

		1,718

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (l)	175	613

Total Warrants (Cost $0)		2,331

Short-Term Investments—5.8%

Discount Note—4.5%
Federal Home Loan Bank Zero Coupon, 01/02/20	44,820,000	44,820,000

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $12,491,628; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $12,742,441.	12,491,212	12,491,212

Total Short-Term Investments (Cost $57,309,780)		57,311,212

Securities Lending Reinvestments (n)—2.4%

Certificates of Deposit—1.5%
Agricultural Bank of China 2.250%, 01/24/20	3,000,000	3,000,003

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago) 1.710%, SOFR + 0.170%, 02/07/20 (a)	1,000,000	$999,955
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (a)	2,000,000	1,999,822
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (a)	1,000,000	1,000,532
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (a)	999,186	1,000,210
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (a)	1,000,000	999,621
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	1,000,000	1,000,066
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (a)	3,000,000	2,999,992

		15,000,291

Commercial Paper—0.2%
Bank of China, Ltd. 2.280%, 03/09/20	994,300	996,017
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (a)	1,000,000	1,000,092

		1,996,109

Repurchase Agreements—0.6%
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $102,001.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $88,766; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $90,527.	88,752	88,752
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $1,893,264; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $1,930,965.	1,893,103	1,893,103
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $600,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $662,624.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $3,101,037; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,423,557.	3,100,000	3,100,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $100,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $110,437.	100,000	100,000

		5,881,855

Time Deposits—0.1%
Royal Bank of Canada 2.500%, 01/02/20	100,000	100,000
Shinkin Central Bank 2.430%, 01/06/20	750,000	750,000

		850,000

Total Securities Lending Reinvestments (Cost $23,726,900)		23,728,255

Total Investments—104.1% (Cost $1,050,963,308)		1,041,341,875
Other assets and liabilities (net)—(4.1)%		(40,651,420)

Net Assets—100.0%		$1,000,690,455

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.7% of net assets.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $1,570,374.
(f)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $23,657,972 and the collateral received consisted of cash in the amount of $23,725,341 and non-cash collateral with a value of $622,271. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Interest only security.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

(j)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(k)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(l)	Non-income producing security.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(o)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $870, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $369,581,907, which is 36.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	$174,093	$174,093	$870

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	19,243,407	JPMC	03/16/20	USD	14,621,539	$201,487
EUR	6,880,000	JPMC	01/30/20	USD	7,648,633	81,606
EUR	11,700,000	JPMC	01/30/20	USD	13,031,191	114,710
JPY	105,000,000	JPMC	01/29/20	USD	982,203	(14,667)
JPY	105,000,000	JPMC	01/29/20	USD	997,767	(30,230)
JPY	272,000,000	JPMC	01/29/20	USD	2,571,581	(65,200)
JPY	312,000,000	JPMC	01/29/20	USD	2,969,308	(94,341)
JPY	332,000,000	JPMC	03/13/20	USD	3,123,721	(57,030)
MXN	15,690,000	JPMC	01/30/20	USD	777,560	48,967
NOK	9,660,000	JPMC	01/30/20	USD	1,089,261	11,193
NOK	14,400,000	JPMC	01/30/20	USD	1,579,995	60,432
NOK	26,370,000	JPMC	03/16/20	USD	2,944,724	59,602
SEK	19,000,000	JPMC	03/16/20	USD	1,938,489	97,172
TRY	3,235,000	JPMC	04/15/20	USD	512,963	16,745

Contracts to Deliver
AUD	3,680,000	JPMC	01/09/20	USD	2,483,209	(99,640)
AUD	1,250,000	JPMC	01/28/20	USD	852,187	(25,555)
CAD	19,279,506	JPMC	01/30/20	USD	14,673,272	(175,822)
CAD	2,520,000	JPMC	01/30/20	USD	1,898,777	(42,129)
CAD	2,090,000	JPMC	03/16/20	USD	1,598,153	(11,756)
CAD	1,320,000	JPMC	03/16/20	USD	998,321	(18,463)
CNH	17,530,000	JPMC	02/24/20	USD	2,469,292	(46,022)
DKK	19,576,582	JPMC	01/30/20	USD	2,951,169	7,164
DKK	8,128,224	JPMC	01/30/20	USD	1,224,683	2,328
EUR	11,700,000	JPMC	01/30/20	USD	12,951,257	(194,644)
EUR	7,616,705	JPMC	01/30/20	USD	8,617,616	59,629
EUR	7,274,637	JPMC	01/30/20	USD	8,227,936	54,289
EUR	3,330,000	JPMC	01/30/20	USD	3,773,173	31,647
EUR	1,715,485	JPMC	01/30/20	USD	1,926,253	(1,234)
EUR	164,465	JPMC	01/30/20	USD	185,720	930
EUR	253,765	BBP	03/16/20	USD	284,739	(1,210)
EUR	322,067	CBNA	03/16/20	USD	361,440	(1,474)
EUR	491,294	DBAG	03/16/20	USD	550,765	(2,838)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,813,000	GSBU	03/16/20	USD	3,154,498	$(15,262)
EUR	4,994,156	JPMC	03/16/20	USD	5,600,446	(27,097)
EUR	1,690,000	JPMC	03/16/20	USD	1,876,399	(27,937)
KRW	1,155,000,000	JPMC	03/25/20	USD	970,833	(29,955)
SEK	19,000,000	JPMC	03/16/20	USD	1,997,603	(38,058)

Net Unrealized Depreciation						$(172,663)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/20	64	AUD	9,149,321	$(91,226)
Australian 3 Year Treasury Bond Futures	03/16/20	230	AUD	26,453,144	(97,528)
Canada Government Bond 10 Year Futures	03/20/20	110	CAD	15,122,800	(216,169)
Euro-BTP Futures	03/06/20	86	EUR	12,251,560	51,219
U.S. Treasury Note 2 Year Futures	03/31/20	618	USD	133,179,000	(23,770)

Futures Contracts—Short
Euro-Buxl 30 Year Bond Futures	03/06/20	(17)	EUR	(3,372,460)	83,889
Euro-OAT Futures	03/06/20	(62)	EUR	(10,091,740)	79,230
U.S. Treasury Long Bond Futures	03/20/20	(39)	USD	(6,080,344)	130,048
U.S. Treasury Note 10 Year Futures	03/20/20	(180)	USD	(23,115,938)	190,107
U.S. Treasury Note 5 Year Futures	03/31/20	(59)	USD	(6,997,953)	20,206
U.S. Treasury Ultra Long Bond Futures	03/20/20	(23)	USD	(3,236,172)	40,219

Net Unrealized Appreciation					$166,225

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 1.134% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.120% based on the notional amount of currency delivered	07/10/21	CBNA	USD	1,568,000	EUR	1,400,000	$(5,325)	$(1,399)	$(3,926)
Floating rate equal to 3M USD-LIBOR plus 1.170% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	11/29/21	CBNA	USD	3,774,000	EUR	3,400,000	(42,014)	—	(42,014)
Floating rate equal to 3M USD-LIBOR plus 1.174% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	12/10/21	CBNA	USD	9,879,000	EUR	8,900,000	(109,484)	—	(109,484)
Floating rate equal to 3M USD-LIBOR plus 1.230% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.070% based the notional amount of currency delivered	09/17/21	CBNA	USD	3,857,250	EUR	3,475,000	(39,723)	—	(39,723)
Floating rate equal to 3M USD-LIBOR plus 1.250% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.100% based on the notional amount of currency delivered	10/30/21	CBNA	USD	4,551,000	EUR	4,100,000	(48,151)	—	(48,151)
Floating rate equal to 3M USD-LIBOR plus 1.250% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	11/22/21	CBNA	USD	12,928,500	EUR	11,700,000	(185,109)	—	(185,109)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

OTC Cross-Currency Swaps—(Continued)

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 1.310% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.110% based the notional amount of currency delivered	08/30/21	CBNA	USD	3,219,000	EUR	2,900,000	$(31,260)	$—	$(31,260)
Floating rate equal to 3M USD-LIBOR plus 1.318% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.200% based on the notional amount of currency delivered	12/12/21	CBNA	USD	7,104,000	EUR	6,400,000	(80,325)	—	(80,325)
Floating rate equal to 3M USD-LIBOR plus 1.810% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.600% based the notional amount of currency delivered	08/12/21	CBNA	USD	1,120,000	EUR	1,000,000	308	1,250	(942)
Floating rate equal to 3M USD-LIBOR plus 1.870% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.700% based on the notional amount of currency delivered	10/15/21	CBNA	USD	1,100,000	EUR	1,000,000	(22,059)	(900)	(21,159)
Floating rate equal to 3M USD-LIBOR plus 2.870% based on the notional amount of currency received	Fixed rate equal to 2.500% based the notional amount of currency delivered	05/04/21	CBNA	USD	697,200	EUR	600,000	23,765	—	23,765

Totals								$(539,377)	$(1,049)	$(538,328)

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	06/20/20	BBP	Markit iBoxx USD Liquid Leveraged Loan Index	USD	4,200,000	$63,628	$—	$63,628

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	3.000%	Semi-Annually	09/18/21	USD	67,050,000	$1,463,567	$457,896	$1,005,671
Pay	7 Day CNRR	Quarterly	2.745%	Quarterly	09/06/24	CNY	17,200,000	(19,484)	—	(19,484)
Pay	7 Day CNRR	Quarterly	2.765%	Quarterly	08/26/24	CNY	34,100,000	(33,473)	—	(33,473)
Pay	7 Day CNRR	Quarterly	2.773%	Quarterly	08/23/24	CNY	42,400,000	(39,621)	—	(39,621)
Pay	7 Day CNRR	Quarterly	2.790%	Quarterly	08/30/24	CNY	53,600,000	(43,340)	—	(43,340)
Receive	12M CPURNSA	Maturity	1.719%	Maturity	08/14/26	USD	5,000,000	58,662	—	58,662
Receive	12M CPURNSA	Maturity	1.960%	Maturity	08/31/24	USD	10,800,000	13,172	—	13,172

Totals								$1,399,483	$457,896	$941,587

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.24	5.000%	Quarterly	06/20/20	2.969%	USD	8,372,250	$96,216	$109,397	$(13,181)
CDX.NA.IG.31	1.000%	Quarterly	12/20/21	0.157%	USD	20,000,000	332,535	215,163	117,372

Totals							$428,751	$324,560	$104,191

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc. 7.500%, due 09/15/20	(5.000%)	Quarterly	12/20/24	JPMC	0.709%	USD	3,600,000	$(724,311)	$(670,133)	$(54,178)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	0.622%	USD	950,000	(129,615)	(89,151)	(40,464)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	0.622%	USD	950,000	(129,615)	(89,052)	(40,563)
Italy Government International Bond 6.875%, due 09/27/23	(1.000%)	Quarterly	06/20/23	BBP	0.960%	USD	1,600,000	(2,112)	17,133	(19,245)
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	2.877%	USD	875,000	30,714	21,911	8,803
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	2.877%	USD	575,000	20,183	21,735	(1,552)
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	2.877%	USD	425,000	14,918	10,302	4,616
Navient Corp. 5.500%, due 01/25/23	(5.000%)	Quarterly	03/20/20	JPMC	0.212%	USD	166,000	(1,757)	(12,600)	10,843

Totals								$(921,595)	$(789,855)	$(131,740)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sach Group, Inc. 2.908%, due 06/05/23	1.000%	Quarterly	12/20/24	JPMC	0.515%	USD	3,600,000	$82,605	$61,759	$20,846
Italy Government International Bond 6.875%, due 09/27/23	1.000%	Quarterly	06/20/23	BBP	0.960%	USD	1,600,000	2,112	(75,132)	77,244
Morgan Stanley 3.750%, due 02/25/23	1.000%	Quarterly	12/20/24	JPMC	0.484%	USD	3,600,000	87,977	67,784	20,193
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	5.099%	USD	425,000	(57,468)	(46,638)	(10,830)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	5.099%	USD	575,000	(77,751)	(78,379)	628
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	5.099%	USD	875,000	(118,317)	(98,197)	(20,120)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/21	CBNA	60.803%	USD	245,000	(133,442)	(128,222)	(5,220)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/21	CBNA	60.803%	USD	245,000	(133,442)	(126,625)	(6,817)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/21	CBNA	60.803%	USD	435,000	(236,928)	(230,907)	(6,021)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/21	CBNA	60.803%	USD	625,000	(340,414)	(312,302)	(28,112)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/21	CBNA	60.803%	USD	750,000	(408,496)	(406,501)	(1,995)
Republic of Indonesia 3.700%, due 03/30/30	1.000%	Quarterly	12/20/24	CBNA	0.626%	USD	2,275,000	40,084	14,828	25,256
Russian Federal Bond 7.500%, due 11/21/24	1.000%	Quarterly	12/20/24	CBNA	0.554%	USD	2,700,000	57,152	26,658	30,494
Spain Government International Bond 5.010%, due 11/21/24	1.000%	Quarterly	12/20/24	CBNA	0.412%	USD	1,400,000	39,095	39,682	(587)

Totals								$(1,197,233)	$(1,292,192)	$94,959

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation*	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Bespoke June 0-3% CDX Equity Tranche	0.000%	Quarterly	09/20/20	CBNA	14.379%	USD	359,511	$(18,954)	$(35,898)	$16,944
Bespoke Palma 5-7% CDX Tranche	2.300%	Quarterly	06/20/21	CBNA	0.950%	USD	1,380,000	27,319	—	27,319
Bespoke Phoenix 5-7% CDX Tranche	2.900%	Quarterly	12/20/21	CBNA	1.260%	USD	900,000	29,719	—	29,719
Bespoke Singapore 0-3% CDX Tranche	0.000%	Quarterly	06/20/20	CBNA	13.798%	USD	1,100,000	(69,727)	(72,335)	2,608

Totals								$(31,643)	$(108,233)	$76,590

*	Represents a custom index comprised of a basket of underlying issues.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(DOP)—	Dominican Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CNRR)—	China Fixing 7 Day Repo Rates
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Asset-Backed Securities*	$—	$274,600,945	$—	$274,600,945
Total U.S. Treasury & Government Agencies*	—	270,294,297	—	270,294,297
Total Corporate Bonds & Notes*	—	223,808,254	—	223,808,254
Total Mortgage-Backed Securities*	—	56,905,322	—	56,905,322
Total Foreign Government*	—	50,186,597	—	50,186,597
Total Floating Rate Loans*	—	42,924,830	—	42,924,830
Total Municipals*	—	30,727,454	—	30,727,454
Total Mutual Fund*	9,949,520	—	—	9,949,520
Common Stocks
Energy Equipment & Services	185,085	—	—	185,085
Leisure Products	—	45,019	—	45,019
Oil, Gas & Consumable Fuels	24,654	—	—	24,654
Paper & Forest Products	30,020	—	527,722	557,742
Retail	—	—	90,358	90,358
Total Common Stocks	239,759	45,019	618,080	902,858
Warrants
Oil, Gas & Consumable Fuels	—	0	1,718	1,718
Paper & Forest Products	613	—	—	613
Total Warrants	613	0	1,718	2,331
Total Short-Term Investments*	—	57,311,212	—	57,311,212
Total Securities Lending Reinvestments*	—	23,728,255	—	23,728,255
Total Investments	$10,189,892	$1,030,532,185	$619,798	$1,041,341,875

Collateral for Securities Loaned (Liability)	$—	$(23,725,341)	$—	$(23,725,341)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$847,901	$—	$847,901
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,020,564)	—	(1,020,564)
Total Forward Contracts	$—	$(172,663)	$—	$(172,663)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$594,918	$—	$—	$594,918
Futures Contracts (Unrealized Depreciation)	(428,693)	—	—	(428,693)
Total Futures Contracts	$166,225	$—	$—	$166,225
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,194,877	$—	$1,194,877
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(149,099)	—	(149,099)
Total Centrally Cleared Swap Contracts	$—	$1,045,778	$—	$1,045,778

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$519,579	$—	$519,579
OTC Swap Contracts at Value (Liabilities)	—	(3,145,799)	—	(3,145,799)
Total OTC Swap Contracts	$—	$(2,626,220)	$—	$(2,626,220)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 3 to Level 2 in the amount of $760,554 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,041,341,875
Cash	201,298
Cash denominated in foreign currencies (c)	68,836
Cash collateral (d)	3,777,427
OTC swap contracts at market value (e)	519,579
Unrealized appreciation on forward foreign currency exchange contracts	847,901
Receivable for:
Investments sold	839,062
Fund shares sold	45,568
Principal paydowns	186,189
Interest	4,873,853
Interest on OTC swap contracts	122,517
Variation margin on centrally cleared swap contracts	29,264
Prepaid expenses	3,041

Total Assets	1,052,856,410
Liabilities
OTC swap contracts at market value (f)	3,145,799
Unrealized depreciation on forward foreign currency exchange contracts	1,020,564
Collateral for securities loaned	23,725,341
Payables for:
Investments purchased	3,090,931
TBA securities purchased	20,124,254
Fund shares redeemed	160,112
Foreign taxes	6,130
Variation margin on futures contracts	19,581
Interest on OTC swap contracts	59,540
Accrued Expenses:
Management fees	365,475
Distribution and service fees	57,728
Deferred trustees’ fees	138,766
Other expenses	251,734

Total Liabilities	52,165,955

Net Assets	$1,000,690,455

Net Assets Consist of:
Paid in surplus	$1,059,637,689
Distributable earnings (Accumulated losses) (g)	(58,947,234)

Net Assets	$1,000,690,455

Net Assets
Class A	$728,021,478
Class B	272,668,977
Capital Shares Outstanding*
Class A	75,914,851
Class B	28,594,951
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.59
Class B	9.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,050,963,308.
(b)	Includes securities loaned at value of $23,657,972.
(c)	Identified cost of cash denominated in foreign currencies was $68,114.
(d)	Includes collateral of $1,137,427 for futures contracts and $2,640,000 for OTC swap contracts.
(e)	Net premium paid on OTC swap contracts was $190,777.
(f)	Net premium received on OTC swap contracts was $2,382,106.
(g)	Includes foreign capital gains tax of $6,130.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$498,998
Interest (a)	34,390,976
Securities lending income	264,055

Total investment income	35,154,029
Expenses
Management fees	4,990,755
Administration fees	54,773
Custodian and accounting fees	221,786
Distribution and service fees—Class B	678,421
Audit and tax services	105,540
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	37,187
Insurance	7,052
Miscellaneous	15,524

Total expenses	6,214,359
Less management fee waiver	(685,101)

Net expenses	5,529,258

Net Investment Income	29,624,771

Net Realized and Unrealized Gain
Net realized gain on :
Investments (b)	49,161
Futures contracts	334,689
Swap contracts	2,245,396
Foreign currency transactions	179,344
Forward foreign currency transactions	1,067,199

Net realized gain	3,875,789

Net change in unrealized appreciation (depreciation) on:
Investments (c)	12,973,940
Futures contracts	(869,980)
Swap contracts	1,047,347
Foreign currency transactions	(14,527)
Forward foreign currency transactions	(514,605)

Net change in unrealized appreciation	12,622,175

Net realized and unrealized gain	16,497,964

Net Increase in Net Assets From Operations	$46,122,735

(a)	Net of foreign withholding taxes of $10,301.
(b)	Net of foreign capital gains tax of $3,887.
(c)	Includes change in foreign capital gains tax of $(1,165).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,624,771	$31,274,035
Net realized gain (loss)	3,875,789	(5,968,410)
Net change in unrealized appreciation (depreciation)	12,622,175	(18,233,432)

Increase in net assets from operations	46,122,735	7,072,193

From Distributions to Shareholders
Class A	(25,932,644)	(16,162,385)
Class B	(9,057,803)	(5,001,892)

Total distributions	(34,990,447)	(21,164,277)

Decrease in net assets from capital share transactions	(9,579,821)	(82,017,820)

Total increase (decrease) in net assets	1,552,467	(96,109,904)

Net Assets
Beginning of period	999,137,988	1,095,247,892

End of period	$1,000,690,455	$999,137,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	185,564	$1,775,143	1,382,404	$13,296,007
Reinvestments	2,750,015	25,932,644	1,713,933	16,162,385
Redemptions	(4,122,093)	(39,484,970)	(9,728,180)	(92,588,922)

Net decrease	(1,186,514)	$(11,777,183)	(6,631,843)	$(63,130,530)

Class B
Sales	3,973,674	$37,885,265	3,750,321	$35,548,899
Reinvestments	964,623	9,057,803	532,683	5,001,892
Redemptions	(4,702,571)	(44,745,706)	(6,269,107)	(59,438,081)

Net increase (decrease)	235,726	$2,197,362	(1,986,103)	$(18,887,290)

Decrease derived from capital shares transactions		$(9,579,821)		$(82,017,820)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.49	$9.62	$9.62	$9.62	$9.97

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.29	0.20	0.19	0.18
Net realized and unrealized gain (loss)	0.16	(0.22)	(0.04)	0.12	(0.20)

Total income (loss) from investment operations	0.45	0.07	0.16	0.31	(0.02)

Less Distributions
Distributions from net investment income	(0.35)	(0.20)	(0.16)	(0.31)	(0.33)

Total distributions	(0.35)	(0.20)	(0.16)	(0.31)	(0.33)

Net Asset Value, End of Period	$9.59	$9.49	$9.62	$9.62	$9.62

Total Return (%) (b)	4.77	0.70	1.68	3.30	(0.26)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.54	0.54	0.53
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.52	0.52	0.52
Ratio of net investment income to average net assets (%)	3.03	3.00	2.10	2.01	1.78
Portfolio turnover rate (%)	49 (d)	48 (d)	69 (d)	35	43
Net assets, end of period (in millions)	$728.0	$731.6	$805.1	$801.3	$1,156.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.44	$9.56	$9.57	$9.56	$9.92

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.26	0.18	0.17	0.15
Net realized and unrealized gain (loss)	0.16	(0.21)	(0.05)	0.13	(0.21)

Total income (loss) from investment operations	0.42	0.05	0.13	0.30	(0.06)

Less Distributions
Distributions from net investment income	(0.32)	(0.17)	(0.14)	(0.29)	(0.30)

Total distributions	(0.32)	(0.17)	(0.14)	(0.29)	(0.30)

Net Asset Value, End of Period	$9.54	$9.44	$9.56	$9.57	$9.56

Total Return (%) (b)	4.52 (e)	0.54 (e)	1.33	3.13	(0.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.79	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	2.78	2.75	1.85	1.76	1.53
Portfolio turnover rate (%)	49 (d)	48 (d)	69 (d)	35	43
Net assets, end of period (in millions)	$272.7	$267.6	$290.1	$285.1	$303.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 45%, 42% and 46% for the years ended December 31, 2019, 2018 and 2017, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at

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a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

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settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $12,491,212. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,881,855. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(12,646,941)	$—	$—	$—	$(12,646,941)
Foreign Government	(2,360,247)	—	—	—	(2,360,247)
Mutual Funds	(8,716,564)	—	—	—	(8,716,564)
Warrant	(1,589)	—	—	—	(1,589)
Total Borrowings	$(23,725,341)	$—	$—	$—	$(23,725,341)
Gross amount of recognized liabilities for securities lending transactions					$(23,725,341)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of

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Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,077,505	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$135,918
	Unrealized appreciation on futures contracts (b) (c)	594,918	Unrealized depreciation on futures contracts (b) (c)	428,693
Credit	OTC swap contracts at market value (d)	495,506	OTC swap contracts at market value (d)	2,582,349
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	117,372	Unrealized depreciation on centrally cleared swap contracts (a) (b)	13,181
Foreign Exchange	OTC swap contracts at market value (d)	24,073	OTC swap contracts at market value (d)	563,450
	Unrealized appreciation on forward foreign currency exchange contracts	847,901	Unrealized depreciation on forward foreign currency exchange contracts	1,020,564

Total		$3,157,275		$4,744,155

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $122,517 and OTC swap interest payable of $59,540.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$65,740	$(3,322)	$—	$62,418
Citibank N.A.	283,257	(283,257)	—	—
JPMorgan Chase Bank N.A.	1,018,483	(1,018,483)	—	—

	$1,367,480	$(1,305,062)	$—	$62,418

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$3,322	$(3,322)	$—	$—
Citibank N.A.	2,419,093	(283,257)	(1,970,000)	165,836
Deutsche Bank AG	2,838	—	—	2,838
Goldman Sachs Bank USA	15,262	—	—	15,262
JPMorgan Chase Bank N.A.	1,725,848	(1,018,483)	(670,000)	37,365

	$4,166,363	$(1,305,062)	$(2,640,000)	$221,301

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,067,199	$1,067,199
Futures contracts	334,689	—	—	334,689
Swap contracts	865,465	1,219,862	160,069	2,245,396

	$1,200,154	$1,219,862	$1,227,268	$3,647,284

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(514,605)	$(514,605)
Futures contracts	(869,980)	—	—	(869,980)
Swap contracts	518,775	1,076,526	(547,954)	1,047,347

	$(351,205)	$1,076,526	$(1,062,559)	$(337,238)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$62,350,147
Futures contracts long	203,340,051
Futures contracts short	(44,690,954)
Swap contracts	184,120,902

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-36

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$171,296,648	$296,742,100	$180,097,766	$315,432,493

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$40,200,688	$20,104,242

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$4,990,755	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$500 million to $1.5 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2019 to April 29, 2020, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,053,391,557

Gross unrealized appreciation	11,748,293
Gross unrealized depreciation	(23,278,983)

Net unrealized appreciation (depreciation)	$(11,530,690)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$34,990,447	$21,164,277	$—	$—	$34,990,447	$21,164,277

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$34,472,905	$—	$(11,528,613)	$(81,752,758)	$(58,808,466)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $17,114,096 and accumulated long-term capital losses of $64,638,662.

BHFTI-38

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-41

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-42

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-43

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index, for the three-year and five-year periods ended October 31, 2019, and underperformed its benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median and the Sub-advised Expense Universe median, but below their respective Expense Universe medians. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-44

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned 1.44% and 1.17%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.1, returned 5.32%.

MARKET ENVIRONMENT / CONDITIONS

Global financial markets started 2019 on a positive note with rallies in risk assets, such as equities and higher yielding bonds, through much of the first quarter, after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”) cited trade uncertainties and global risks as policy concerns, as the Fed built a case for rate cuts and the ECB signalled that monetary accommodation could expand later in the year.

The Fed took a dovish turn (i.e. turned to stimulating the economy to grow) at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings, before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (“bps”) or 0.25%. In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates by 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signalling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (“UST”) yield curve throughout the year. A yield curve inversion (short-term interest rates moving higher than long-term interest rates, signalling an economic slowdown) from the three-month UST Bill to the 10-year UST Note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen (long-term interest rates higher than short-term rates), erasing the inversion as the front-end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified in January of 2020. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.50% and scheduling the re-start of its quantitative easing (“QE”) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October. Christine Lagarde took over as ECB president in November and held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favour of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone, which it did.

The Bank of Japan (the “BOJ”) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.10% target on the overnight rate. However, the BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to strengthen as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps, and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST Note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, the Portfolio continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The Portfolio also maintained negative duration exposure to longer-term UST as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term UST markets. The Portfolio also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. The Portfolio held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures. Derivatives used for interest rate strategies, specifically interest rate swaps to hold negative duration exposure to UST, detracted for the period as escalating trade tensions between the U.S. and China and a dovish shift in monetary policy from the Fed in particular led to broad resurgences in global risk aversion and a decline in UST rates. Derivatives used for currency positions overall were positive for the period, notably our net-negative position in the euro, which served as a macro hedge against a broadly strengthening U.S. dollar and as a directional view on the currency. All derivatives performed in line with expectations during the period.

During the period, the Portfolio’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s net-negative position in the euro contributed to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Portfolio maintained a defensive approach to interest rate risk, maintaining a low overall Portfolio duration with exposures in select emerging markets and holding negative duration exposure to longer-term UST through interest-rate swaps. Negative duration exposure to UST detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed.

On a relative basis, the Portfolio underperformed its benchmark due to interest rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. Underweighted duration exposures in the U.S. and Japan detracted from relative performance, as did select underweighted duration exposures in Europe and a lack of duration exposure in the U.K. However, select overweighted duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed to relative results. Among currencies, the Portfolio’s underweighted position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).

A number of factors have shaped the outlook for financial markets in our opinion, notably including geopolitical risks and trade tensions, populism and political polarisation, unrestrained deficit spending in the developed world, low rates and underappreciated inflation risks, and overvaluations in many risk assets. Financial markets remained vulnerable to a number of risks associated with these factors, in our view. At period end, we continued to maintain negative duration exposure to longer-term U.S. Treasuries to hedge rate risks, and we have continued to pursue attractive risk-adjusted returns in select emerging markets. We have also increased our long exposures to perceived safe-haven assets, including the Japanese yen, Norwegian krone, Swedish krona and Swiss franc.

In emerging markets, we continued to see a subset of countries with domestically strong economies that have demonstrated their resiliencies to global shocks, including potential trade disruptions. At period end, we were focused on specific countries that are less externally vulnerable and more domestically driven, and that have orthodox fiscal and monetary policies. At period end, we became slightly more cautious on the broad outlook for emerging markets as a whole, but we continued to see scope for additional valuation strength in specific countries. It remained crucial to be selective.

In Europe, growth continued to show signs of moderation, with weakness in manufacturing and investment. We continued to expect the euro to weaken against the U.S. dollar given the differences in projected growth and the rate differentials between the U.S. and the eurozone, as well as the likelihood for ongoing monetary accommodation from the ECB. We have also continued to maintain net-negative exposure to the Australian dollar to hedge against broad-based beta risks in emerging markets, as the currency shares emerging market risk factors. We shifted to a net-positive position in the Japanese yen in June 2019 as the outlook for policy divergence between the Fed and the BOJ has softened, and because the yen shows potential to strengthen should global risk aversion deepen in the quarters ahead.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio continued to maintain low portfolio duration and negative duration exposure to longer-term U.S. Treasuries as, in team’s opinion, rising debt issuance, rising deficit spending and rising underlying inflation pressures may drive longer-term yields higher. The Portfolio also continued to hold select local-currency positions in countries that we view as having healthy or improving fundamentals, along with attractive risk-adjusted yields. We continued to see a select set of higher-yielding local markets that we believe could outperform the core fixed income markets in the quarters ahead.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	1.44	0.04	2.97
Class B	1.17	-0.22	2.72
FTSE World Government Bond Index (“WGBI”) ex-U.S.	5.32	1.87	1.36

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Countries

% of Net Assets
United States	20.0
Mexico	10.6
Brazil	10.3
Japan	9.9
India	9.0
Indonesia	7.2
Norway	4.5
South Korea	4.5
Thailand	4.4
Colombia	1.7

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.65%	$1,000.00	$981.40	$3.25
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$980.00	$4.49
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—64.8% of Net Assets

Security Description	Principal Amount*	Value

Argentina—1.6%
Argentina Bonar Bond 42.836%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	20,147,000	$189,064
Argentina POM Politica Monetaria 56.590%, ARLLMON + 0.000%, 06/21/20 (ARS) (a)	11,686,210	102,140
Argentina Treasury Bills
16.110%, 07/29/20 (ARS) (b)	54,469,400	709,131
27.167%, 10/29/20 (ARS) (b)	50,243,380	491,483
42.710%, 04/28/20 (ARS) (b)	136,478,800	1,864,451
49.947%, 08/27/20 (ARS) (b)	24,072,840	272,369
50.385%, 05/28/20 (ARS) (b)	8,192,900	103,882
70.852%, 04/08/20 (ARS) (b)	39,249,450	491,103
76.643%, 05/13/20 (ARS) (b)	18,312,030	219,377
137.138%, 03/11/20 (ARS) (b)	12,581,490	118,905
153.179%, 02/26/20 (ARS) (b)	21,182,590	217,111
161.798%, 03/30/20 (ARS) (b)	336,019,000	3,980,754
Argentine Bonos del Tesoro
15.500%, 10/17/26 (ARS)	693,671,000	3,033,837
16.000%, 10/17/23 (ARS)	370,242,000	1,712,859
18.200%, 10/03/21 (ARS)	329,017,000	1,690,580
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, 03/06/20 (ARS) (c)	788,000	15,962
Bonos De La Nacion Argentina En Moneda Dua 4.500%, 02/13/20	4,257,000	2,469,060

		17,682,068

Brazil—10.3%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/20 (BRL)	1,670,000	415,144
5.213%, 04/01/21 (BRL) (b)	2,910,000	683,129
5.305%, 04/01/20 (BRL) (b)	6,140,000	1,510,652
8.473%, 07/01/21 (BRL) (b)	15,530,000	3,594,406
10.351%, 07/01/20 (BRL) (b)	80,030,000	19,488,230
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	36,775,000	9,609,847
10.000%, 01/01/23 (BRL)	51,875,000	14,330,840
10.000%, 01/01/27 (BRL)	210,210,000	61,440,130

		111,072,378

Colombia—1.7%
Colombian TES
7.000%, 05/04/22 (COP)	653,000,000	207,336
7.000%, 06/30/32 (COP)	7,946,000,000	2,522,926
7.750%, 09/18/30 (COP)	35,498,100,000	11,938,364
10.000%, 07/24/24 (COP)	10,589,000,000	3,813,214

		18,481,840

Ghana—1.1%
Ghana Government Bonds
16.250%, 05/17/21 (GHS)	9,750,000	1,653,272
16.500%, 03/22/21 (GHS)	2,320,000	397,700
16.500%, 02/06/23 (GHS)	13,400,000	2,106,677
17.600%, 11/28/22 (GHS)	10,940,000	1,774,228
18.250%, 09/21/20 (GHS)	2,170,000	383,312
18.250%, 07/25/22 (GHS)	5,170,000	855,764

Ghana—(Continued)
Ghana Government Bonds
18.500%, 06/01/20 (GHS)	670,000	118,380
19.750%, 03/15/32 (GHS)	18,788,000	2,987,424
21.000%, 03/23/20 (GHS)	2,310,000	409,085
21.500%, 03/09/20 (GHS)	1,000,000	176,949
24.750%, 03/01/21 (GHS)	810,000	150,897
24.750%, 07/19/21 (GHS)	1,490,000	278,343
Ghana Treasury Note 17.180%, 01/06/20 (GHS)	1,860,000	326,383
Republic of Ghana Government Bond 19.500%, 10/18/21 (GHS)	4,530,000	776,134

		12,394,548

India—9.0%
India Government Bonds
6.790%, 05/15/27 (INR)	3,400,000,000	47,443,090
6.840%, 12/19/22 (INR)	365,000,000	5,193,893
7.680%, 12/15/23 (INR)	1,164,000,000	16,958,055
8.080%, 08/02/22 (INR)	1,344,000,000	19,657,781
8.200%, 02/15/22 (INR)	547,000,000	7,983,740

		97,236,559

Indonesia—7.2%
Indonesia Treasury Bonds
5.625%, 05/15/23 (IDR)	96,951,000,000	6,858,824
7.000%, 05/15/22 (IDR)	450,607,000,000	33,042,890
10.000%, 09/15/24 (IDR)	122,770,000,000	10,020,506
12.900%, 06/15/22 (IDR)	341,823,000,000	28,271,364

		78,193,584

Japan—9.9%
Japan Treasury Bills
Zero Coupon, 02/03/20 (JPY)	1,007,600,000	9,274,762
Zero Coupon, 02/10/20 (JPY)	2,477,600,000	22,806,470
Zero Coupon, 02/25/20 (JPY)	1,718,000,000	15,815,226
Zero Coupon, 03/02/20 (JPY)	3,202,900,000	29,485,318
Zero Coupon, 06/10/20 (JPY)	3,202,000,000	29,488,923

		106,870,699

Mexico—10.6%
Mexican Bonos
6.500%, 06/10/21 (MXN)	687,730,000	36,232,268
6.500%, 06/09/22 (MXN)	208,000,000	10,936,900
7.250%, 12/09/21 (MXN)	265,450,000	14,155,227
8.000%, 06/11/20 (MXN)	431,860,000	22,961,271
8.000%, 12/07/23 (MXN)	176,430,000	9,719,303
10.000%, 12/05/24 (MXN)	134,690,000	8,085,247
Mexican Udibonos 2.500%, 12/10/20 (MXN) (c)	15,735,185	823,489
Mexico Cetes 7.540%, 04/02/20 (MXN) (b)	824,797,000	4,281,867
7.693%, 01/02/20 (MXN) (b)	1,310,624,000	6,928,970

		114,124,542

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Norway—4.5%
Norway Government Bonds
1.750%, 03/13/25 (144A) (NOK)	33,998,000	$3,940,675
2.000%, 05/24/23 (144A) (NOK)	106,855,000	12,405,905
3.000%, 03/14/24 (144A) (NOK)	89,729,000	10,881,786
3.750%, 05/25/21 (144A) (NOK)	111,340,000	13,103,150
Norway Treasury Bills
1.156%, 09/16/20 (144A) (NOK) (b)	10,989,000	1,240,474
1.193%, 03/18/20 (144A) (NOK) (b)	46,682,000	5,303,867
1.215%, 06/17/20 (144A) (NOK) (b)	18,373,000	2,080,685

		48,956,542

South Korea—4.5%
Korea Treasury Bonds
1.375%, 09/10/21 (KRW)	26,881,400,000	23,242,328
1.875%, 03/10/22 (KRW)	18,459,000,000	16,121,948
4.250%, 06/10/21 (KRW)	10,550,400,000	9,496,995

		48,861,271

Thailand—4.4%
Bank of Thailand Bonds
1.770%, 03/27/20 (THB)	151,392,000	5,061,084
1.950%, 11/26/20 (THB)	1,261,227,000	42,382,078

		47,443,162

Total Foreign Government (Cost $787,379,788)		701,317,193

U.S. Treasury & Government Agencies—17.1%

United States—17.1%
U.S. Treasury Notes
1.125%, 07/31/21	53,000,000	52,592,994
1.125%, 09/30/21	9,632,000	9,551,986
1.250%, 01/31/20	9,000,000	8,997,105
1.500%, 08/31/21	36,442,000	36,376,687
1.500%, 09/30/21	7,732,000	7,718,278
1.500%, 10/31/21	16,600,000	16,572,757
1.500%, 09/30/24	33,000,000	32,693,877
2.125%, 12/31/21	10,000,000	10,101,995
2.625%, 07/15/21	10,470,000	10,630,983

Total U.S. Treasury & Government Agencies (Cost $185,935,196)		185,236,662

Short-Term Investments—15.4%

Discount Note—2.0%
Federal Home Loan Bank 1.150%, 01/02/20 (b)	21,500,000	21,500,000

Repurchase Agreement—12.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $135,137,156; collateralized by U.S. Treasury Notes with rates ranging from 1.125% - 2.750%, maturity dates ranging from 09/15/21 - 09/30/21, and an aggregate market value of $137,836,510.	135,132,652	135,132,652

U.S. Treasury—0.9%
U.S. Treasury Bill 1.995%, 01/30/20 (b) (d)	9,059,000	9,048,747

Total Short-Term Investments (Cost $165,676,406)		165,681,399

Securities Lending Reinvestments (e)—0.7%

Repurchase Agreements—0.6%
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $1,350,119; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $1,377,121.	1,350,000	1,350,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $400,038; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $306,002.	300,000	300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,100,168; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,122,004.	1,100,000	1,100,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $718,061; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $732,360.	718,000	$718,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,350,128; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,498,800.	1,350,000	1,350,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,350,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,490,904.	1,350,000	1,350,000

		6,768,000

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	200,000	200,000

Security Description	Shares	Value

Mutual Fund—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $7,968,000)		7,968,000

Total Investments—98.0% (Cost $1,146,959,390)		1,060,203,254
Other assets and liabilities (net)—2.0%		21,862,174

Net Assets—100.0%		$1,082,065,428

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $7,958,982 and the collateral received consisted of cash in the amount of $7,968,000. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $48,956,542, which is 4.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	19,996,500	JPMC	01/15/20	USD	13,638,353	$398,539
BRL	67,673,677	JPMC	04/01/20	USD	16,125,066	633,485
EUR	446,000	SCB	01/17/20	USD	494,437	6,277
EUR	1,986,636	DBAG	01/23/20	USD	2,202,266	28,913
EUR	6,863,000	SCB	02/24/20	USD	7,662,368	60,816
EUR	12,600,000	SCB	02/24/20	USD	14,001,334	177,905
EUR	11,300,422	DBAG	03/09/20	USD	12,611,383	116,587
EUR	3,659,942	BOA	03/10/20	USD	4,091,617	30,935
EUR	1,367,827	GSBU	03/23/20	USD	1,528,033	13,952
EUR	1,158,752	BBP	03/31/20	USD	1,295,028	11,923
EUR	2,529,597	SCB	03/31/20	USD	2,826,676	26,446
EUR	2,642,619	BOA	04/08/20	USD	2,954,995	27,085
EUR	11,300,422	DBAG	04/08/20	USD	12,632,255	119,778
EUR	6,270,000	GSBU	04/08/20	USD	7,013,309	62,114
EUR	9,359,372	UBSA	04/09/20	USD	10,483,058	79,235
EUR	2,518,372	BOA	04/15/20	USD	2,821,876	21,220

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	4,180,343	GSBU	04/15/20	USD	4,677,929	41,435
EUR	1,368,160	GSBU	04/23/20	USD	1,535,110	10,223
EUR	4,520,000	UBSA	04/24/20	USD	5,058,450	47,192
EUR	699,631	DBAG	04/27/20	USD	783,034	7,391
EUR	3,696,678	HSBC	04/27/20	USD	4,138,560	37,855
EUR	2,480,403	SCB	04/29/20	USD	2,780,718	21,925
EUR	12,000,000	DBAG	04/30/20	USD	13,433,736	126,068
EUR	5,408,700	GSBU	04/30/20	USD	6,058,014	53,728
EUR	1,620,000	HSBC	04/30/20	USD	1,813,953	16,621
EUR	609,133	JPMC	06/15/20	USD	689,228	1,035
JPY	1,293,091,600	CBNA	02/26/20	USD	12,311,652	(378,117)
JPY	881,722,300	CBNA	02/27/20	USD	8,386,684	(249,100)
JPY	871,460,300	JPMC	02/27/20	USD	8,288,802	(245,928)
JPY	1,693,262,000	CBNA	02/28/20	USD	16,219,210	(590,912)
JPY	521,836,380	HSBC	03/06/20	USD	4,918,734	(100,489)
JPY	495,613,730	JPMC	03/06/20	USD	4,676,619	(100,494)
JPY	1,085,186,350	HSBC	03/23/20	USD	10,204,558	(174,553)
JPY	1,163,312,000	HSBC	03/23/20	USD	10,957,069	(204,975)
JPY	760,234,000	JPMC	03/23/20	USD	7,150,747	(124,165)
JPY	761,873,190	JPMC	03/23/20	USD	7,163,027	(121,295)
JPY	395,051,150	JPMC	03/24/20	USD	3,750,352	(98,807)
JPY	871,443,600	JPMC	05/26/20	USD	8,115,511	(31,710)
JPY	521,836,390	HSBC	06/08/20	USD	4,947,273	(103,042)
JPY	495,613,730	JPMC	06/08/20	USD	4,704,140	(103,335)
JPY	761,873,200	JPMC	06/22/20	USD	7,204,345	(126,327)
JPY	1,925,329,850	BNP	06/24/20	USD	18,389,167	(500,313)
JPY	1,060,916,000	CBNA	08/31/20	USD	10,265,318	(370,786)
KRW	3,750,000,000	HSBC	01/28/20	USD	3,200,068	44,445
NOK	21,001,000	DBAG	01/03/20	USD	2,300,496	91,608
NOK	51,471,000	DBAG	02/26/20	USD	5,747,931	115,979
NOK	42,038,500	DBAG	03/23/20	USD	4,701,925	87,545
NOK	31,621,000	DBAG	03/24/20	USD	3,516,531	86,071
NOK	78,183,700	JPMC	06/15/20	USD	8,543,780	363,906
NOK	77,707,800	JPMC	06/16/20	USD	8,543,769	309,697
NOK	79,604,000	JPMC	06/19/20	USD	8,832,425	237,083
NOK	69,754,500	JPMC	09/21/20	USD	7,731,318	214,279

Contracts to Deliver
AUD	19,996,500	JPMC	01/15/20	USD	14,009,848	(27,045)
BRL	18,662,800	JPMC	02/04/20	USD	4,533,437	(101,681)
BRL	23,400,700	JPMC	03/03/20	USD	5,666,797	(137,307)
BRL	67,673,677	JPMC	04/01/20	USD	16,459,608	(298,943)
BRL	21,167,100	JPMC	05/05/20	USD	5,106,548	(126,562)
EUR	446,000	SCB	01/17/20	USD	495,555	(5,159)
EUR	1,986,636	DBAG	01/23/20	USD	2,262,421	31,242
EUR	19,463,000	SCB	02/24/20	USD	21,844,298	(58,125)
EUR	11,300,422	DBAG	03/09/20	USD	12,592,625	(135,345)
EUR	3,659,942	BOA	03/10/20	USD	4,078,273	(44,279)
EUR	1,367,827	GSBU	03/23/20	USD	1,533,033	(8,952)
EUR	1,158,752	BBP	03/31/20	USD	1,283,891	(23,060)
EUR	2,529,597	SCB	03/31/20	USD	2,804,160	(48,962)
EUR	2,642,619	BOA	04/08/20	USD	2,936,399	(45,682)
EUR	11,300,422	DBAG	04/08/20	USD	12,568,329	(183,705)
EUR	6,270,000	GSBU	04/08/20	USD	6,968,791	(106,631)
EUR	9,359,372	UBSA	04/09/20	USD	10,413,237	(149,055)
EUR	2,518,372	BOA	04/15/20	USD	2,809,672	(33,424)
EUR	3,280,343	GSBU	04/15/20	USD	3,659,485	(43,832)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	900,000	GSBU	04/15/20	USD	1,006,965	(9,083)
EUR	1,368,160	GSBU	04/23/20	USD	1,544,790	(544)
EUR	4,520,000	UBSA	04/24/20	USD	5,092,797	(12,845)
EUR	699,631	DBAG	04/27/20	USD	787,504	(2,921)
EUR	3,696,678	HSBC	04/27/20	USD	4,162,238	(14,177)
EUR	2,480,403	SCB	04/29/20	USD	2,787,018	(15,624)
EUR	49,348,225	DBAG	04/30/20	USD	55,413,122	(349,566)
EUR	6,729,500	GSBU	04/30/20	USD	7,556,354	(47,871)
EUR	1,620,000	HSBC	04/30/20	USD	1,822,200	(8,373)
EUR	419,000	HSBC	05/14/20	USD	466,950	(6,921)
EUR	815,500	GSBU	05/20/20	USD	912,463	(10,174)
EUR	2,341,000	BOA	05/21/20	USD	2,623,793	(24,921)
EUR	1,367,827	GSBU	05/21/20	USD	1,532,650	(14,971)
EUR	19,829,619	DBAG	05/26/20	USD	22,181,411	(261,629)
EUR	9,262,000	MSC	05/27/20	USD	10,328,982	(154,338)
EUR	4,949,546	BOA	05/29/20	USD	5,517,209	(85,692)
EUR	1,158,752	BBP	05/29/20	USD	1,296,620	(15,091)
EUR	9,216,000	SCB	06/05/20	USD	10,329,763	(107,280)
EUR	609,133	JPMC	06/15/20	USD	707,885	17,622
EUR	6,686,730	UBSA	07/23/20	USD	7,592,448	(2,463)
EUR	4,694,250	GSBU	10/05/20	USD	5,252,490	(103,226)
EUR	5,723,000	HSBC	10/13/20	USD	6,431,164	(101,492)
EUR	23,589,649	DBAG	10/15/20	USD	26,609,596	(320,706)
EUR	4,918,354	BOA	10/16/20	USD	5,566,593	(48,622)
EUR	3,821,000	HSBC	10/16/20	USD	4,322,602	(39,780)
EUR	3,566,100	DBAG	10/26/20	USD	4,059,720	(14,164)
INR	360,174,600	BNP	01/07/20	USD	5,023,005	(21,184)
INR	101,331,000	BNP	01/13/20	USD	1,389,095	(29,200)
INR	454,938,000	CBNA	01/16/20	USD	6,212,454	(153,151)
INR	345,753,110	HSBC	02/03/20	USD	4,823,228	(5,513)
INR	307,415,000	HSBC	02/03/20	USD	4,269,653	(23,664)
INR	306,067,000	HSBC	02/05/20	USD	4,222,487	(51,170)
INR	285,074,511	HSBC	02/05/20	USD	3,979,126	(1,410)
INR	363,181,400	BNP	02/06/20	USD	5,066,599	(4,061)
INR	244,006,000	HSBC	02/06/20	USD	3,418,169	11,411
INR	122,315,735	HSBC	02/14/20	USD	1,689,631	(16,784)
INR	317,597,000	HSBC	02/18/20	USD	4,380,950	(48,088)
INR	615,172,360	JPMC	02/20/20	USD	8,490,113	(87,082)
INR	383,726,000	SCB	02/27/20	USD	5,195,667	(150,885)
INR	460,824,000	SCB	02/28/20	USD	6,256,053	(164,101)
INR	958,692,000	SCB	03/03/20	USD	13,001,153	(350,053)
INR	168,684,640	JPMC	03/16/20	USD	2,309,957	(35,630)
INR	806,150,600	JPMC	04/29/20	USD	11,119,319	(30,053)
INR	172,049,000	JPMC	05/18/20	USD	2,336,353	(37,479)
JPY	1,293,091,600	CBNA	02/26/20	USD	12,093,162	159,627
JPY	881,722,300	CBNA	02/27/20	USD	8,249,647	112,063
JPY	1,355,847,000	CBNA	02/28/20	USD	12,727,408	213,349
JPY	337,415,000	CBNA	02/28/20	USD	3,155,520	41,281
JPY	521,836,380	HSBC	03/06/20	USD	4,977,313	159,068
JPY	495,613,730	JPMC	03/06/20	USD	4,710,995	134,871
JPY	2,054,169,685	HSBC	03/23/20	USD	19,610,867	624,882
JPY	1,522,107,190	JPMC	03/23/20	USD	14,481,747	413,433
JPY	395,051,150	JPMC	03/24/20	USD	3,758,826	107,281
JPY	495,613,730	JPMC	06/08/20	USD	4,735,844	135,039
JPY	761,873,200	JPMC	06/22/20	USD	7,285,402	207,383
JPY	1,060,916,000	CBNA	08/31/20	USD	10,032,397	137,865
KRW	7,648,000,000	HSBC	01/28/20	USD	6,547,104	(69,972)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
KRW	7,690,000,000	DBAG	02/10/20	USD	6,373,280	(282,165)
KRW	7,689,000,000	DBAG	03/06/20	USD	6,395,242	(263,611)
KRW	17,622,000,000	GSBU	03/09/20	USD	15,173,720	(88,623)
KRW	11,175,000,000	HSBC	03/18/20	USD	9,499,320	(181,737)
KRW	6,091,000,000	CBNA	05/15/20	USD	5,271,995	(12,896)
MXN	604,740,000	HSBC	04/06/20	USD	29,690,779	(1,852,304)
MXN	44,396,000	CBNA	04/08/20	USD	2,210,593	(104,417)
MXN	73,892,000	CBNA	06/17/20	USD	3,635,845	(178,361)
MXN	44,665,000	CBNA	06/17/20	USD	2,194,042	(111,505)
MXN	33,675,000	CBNA	06/17/20	USD	1,657,969	(80,290)
MXN	450,950,000	HSBC	10/07/20	USD	21,610,387	(1,308,039)
MXN	45,554,000	CBNA	10/08/20	USD	2,210,629	(104,228)
MXN	34,214,000	CBNA	10/09/20	USD	1,657,936	(80,437)
MXN	75,140,000	CBNA	10/13/20	USD	3,635,889	(179,829)
MXN	38,932,000	CBNA	10/13/20	USD	1,880,646	(96,378)
MXN	167,908,000	CBNA	10/15/20	USD	8,149,370	(374,943)
MXN	153,745,000	CBNA	10/16/20	USD	7,530,724	(273,515)
NOK	21,001,000	DBAG	01/03/20	USD	2,285,400	(106,703)
NOK	51,471,000	DBAG	02/26/20	USD	5,601,371	(262,539)
NOK	42,038,500	DBAG	03/23/20	USD	4,609,687	(179,783)
NOK	31,621,000	DBAG	03/24/20	USD	3,441,142	(161,460)

Cross Currency Contracts to Buy
BRL	29,034,000	CBNA	04/01/20	EUR	6,237,030	154,747
CHF	6,669,262	UBSA	02/10/20	EUR	6,069,587	83,869
CHF	6,545,238	GSBU	02/12/20	EUR	5,958,666	80,227
CHF	6,669,263	UBSA	05/08/20	EUR	6,074,729	83,631
CHF	6,545,238	GSBU	05/12/20	EUR	5,963,770	80,038
CHF	6,669,262	UBSA	08/10/20	EUR	6,079,546	83,834
CHF	6,545,238	GSBU	08/12/20	EUR	5,968,665	79,917
CHF	6,669,263	UBSA	11/09/20	EUR	6,084,206	83,906
CHF	6,545,238	GSBU	11/12/20	EUR	5,973,022	80,274
JPY	1,096,567,400	JPMC	01/14/20	AUD	14,950,000	(397,766)
JPY	1,662,922,888	JPMC	02/21/20	AUD	23,237,675	(984,505)
JPY	1,027,315,213	HSBC	02/25/20	EUR	8,705,796	(317,314)
JPY	1,161,316,498	CBNA	02/25/20	AUD	16,244,177	(697,486)
JPY	1,692,358,137	CBNA	03/06/20	AUD	23,630,500	(982,550)
JPY	1,007,445,060	JPMC	03/12/20	AUD	13,500,000	(184,555)
JPY	840,726,165	HSBC	03/12/20	AUD	11,415,000	(258,803)
JPY	431,232,900	HSBC	03/13/20	AUD	5,800,000	(93,884)
JPY	1,029,225,904	HSBC	03/25/20	EUR	8,706,022	(301,814)
JPY	271,431,333	CBNA	03/31/20	EUR	2,303,393	(88,016)
JPY	3,666,547,251	CBNA	04/02/20	EUR	31,104,435	(1,177,678)
JPY	278,641,451	CBNA	04/30/20	EUR	2,303,393	(21,758)
JPY	1,713,212,470	JPMC	05/21/20	AUD	23,237,675	(472,129)
JPY	1,657,299,370	JPMC	05/21/20	AUD	23,237,675	(990,653)
JPY	1,045,670,513	HSBC	05/22/20	EUR	8,705,796	(152,907)
JPY	1,027,965,537	HSBC	05/22/20	EUR	8,705,796	(317,108)
JPY	438,929,520	HSBC	06/12/20	AUD	5,920,000	(94,257)
JPY	428,864,721	JPMC	06/12/20	AUD	5,790,000	(96,144)
JPY	768,286,710	JPMC	06/12/20	AUD	10,350,000	(156,421)
JPY	760,202,325	JPMC	06/12/20	AUD	10,350,000	(231,485)
JPY	838,203,450	HSBC	06/12/20	AUD	11,415,000	(257,372)
JPY	271,385,265	CBNA	06/30/20	EUR	2,303,393	(90,230)
JPY	1,651,499,212	JPMC	08/21/20	AUD	23,237,675	(997,167)
JPY	1,028,739,481	HSBC	08/24/20	EUR	8,705,796	(316,602)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	1,149,919,663	CBNA	08/24/20	AUD	16,200,923	(707,914)
JPY	279,455,700	CBNA	09/30/20	EUR	2,303,393	(16,509)
JPY	271,477,401	CBNA	09/30/20	EUR	2,303,393	(91,042)
SEK	52,791,000	DBAG	02/13/20	EUR	4,944,922	86,532
SEK	52,791,000	DBAG	03/13/20	EUR	4,943,070	86,296
SEK	52,791,000	DBAG	04/15/20	EUR	4,856,980	180,735
SEK	52,791,000	DBAG	05/13/20	EUR	4,959,276	62,805
SEK	52,791,000	DBAG	06/15/20	EUR	4,936,783	85,395
SEK	52,791,000	DBAG	06/15/20	EUR	5,030,589	(20,905)

Net Unrealized Depreciation						$(17,504,869)

Cash in the amount of $70,000 has been received at the custodian bank as collateral for forward foreign currency contracts.

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation(1)
Receive	3M LIBOR	Semi-Annually	2.378%	Quarterly	11/18/46	USD	24,800,000	$(1,498,572)	$—	$(1,498,572)
Receive	3M LIBOR	Semi-Annually	2.587%	Quarterly	07/27/47	USD	36,300,000	(3,873,922)	—	(3,873,922)
Receive	3M LIBOR	Semi-Annually	2.794%	Quarterly	03/13/47	USD	24,900,000	(3,730,179)	—	(3,730,179)
Receive	3M LIBOR	Semi-Annually	2.980%	Quarterly	02/20/48	USD	13,258,000	(2,576,944)	—	(2,576,944)
Receive	3M LIBOR	Semi-Annually	3.002%	Quarterly	02/22/48	USD	13,258,000	(2,642,123)	—	(2,642,123)
Receive	3M LIBOR	Semi-Annually	3.019%	Quarterly	02/23/48	USD	13,258,000	(2,691,345)	—	(2,691,345)

Totals								$(17,013,085)	$—	$(17,013,085)

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(THB)—	Thai Baht
(USD)—	United States Dollar

Index Abbreviations

(ARLLMON)—	Argentina Blended Historical Policy Rate
(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$701,317,193	$—	$701,317,193
Total U.S. Treasury & Government Agencies*	—	185,236,662	—	185,236,662
Total Short-Term Investments*	—	165,681,399	—	165,681,399
Securities Lending Reinvestments
Repurchase Agreements	—	6,768,000	—	6,768,000
Time Deposit	—	200,000	—	200,000
Mutual Fund	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	6,968,000	—	7,968,000
Total Investments	$1,000,000	$1,059,203,254	$—	$1,060,203,254

Collateral for Securities Loaned (Liability)	$—	$(7,968,000)	$—	$(7,968,000)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,547,919	$—	$7,547,919
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(25,052,788)	—	(25,052,788)
Total Forward Contracts	$—	$(17,504,869)	$—	$(17,504,869)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(17,013,085)	$—	$(17,013,085)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$925,070,602
Repurchase Agreement at value which equals cost	135,132,652
Cash denominated in foreign currencies (c)	4,089,008
Cash collateral (d)	33,457,190
Unrealized appreciation on forward foreign currency exchange contracts	7,547,919
Receivable for:
Cash collateral for forward foreign currency exchange contracts	380,000
Fund shares sold	42,274
Interest	10,198,454
Variation margin on centrally cleared swap contracts	1,695,834
Prepaid expenses	3,252

Total Assets	1,117,617,185
Liabilities
Due to broker	380,000
Unrealized depreciation on forward foreign currency exchange contracts	25,052,788
Collateral for securities loaned	7,968,000
Payables for:
Fund shares redeemed	17,954
Foreign taxes	931,087
Accrued Expenses:
Management fees	544,351
Distribution and service fees	9,329
Deferred trustees’ fees	153,931
Other expenses	494,317

Total Liabilities	35,551,757

Net Assets	$1,082,065,428

Net Assets Consist of:
Paid in surplus	$1,142,094,904
Distributable earnings (Accumulated losses) (e)	(60,029,476)

Net Assets	$1,082,065,428

Net Assets
Class A	$1,037,661,873
Class B	44,403,555
Capital Shares Outstanding*
Class A	109,445,489
Class B	4,756,944
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.48
Class B	9.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,011,826,738.
(b)	Includes securities loaned at value of $7,958,982.
(c)	Identified cost of cash denominated in foreign currencies was $5,085,384.
(d)	Includes collateral of $17,787,690 for forward foreign currency exchange contracts and $15,669,501 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $931,087.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest (a)	$56,303,534
Securities lending income	53,543

Total investment income	56,357,077
Expenses
Management fees	6,720,498
Administration fees	58,638
Custodian and accounting fees	584,982
Distribution and service fees—Class B	111,800
Audit and tax services	105,092
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	34,465
Insurance	8,021
Miscellaneous	8,111

Total expenses	7,734,928
Less management fee waiver	(24,017)

Net expenses	7,710,911

Net Investment Income	48,646,166

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	2,975,607
Swap contracts	(19,959,419)
Foreign currency transactions	(94,385)
Forward foreign currency transactions	41,661,254

Net realized gain	24,583,057

Net change in unrealized depreciation on:
Investments (c)	(9,555,300)
Swap contracts	(22,023,058)
Foreign currency transactions	(1,000,163)
Forward foreign currency transactions	(22,000,811)

Net change in unrealized depreciation	(54,579,332)

Net realized and unrealized loss	(29,996,275)

Net Increase in Net Assets From Operations	$18,649,891

(a)	Net of foreign withholding taxes of $1,923,075.
(b)	Net of foreign capital gains tax of $501,410.
(c)	Includes change in foreign capital gains tax of $96,842.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$48,646,166	$50,598,165
Net realized gain	24,583,057	12,416,751
Net change in unrealized depreciation	(54,579,332)	(45,371,821)

Increase in net assets from operations	18,649,891	17,643,095

From Distributions to Shareholders
Class A	(89,637,795)	0
Class B	(3,762,534)	0

Total distributions	(93,400,329)	0

Decrease in net assets from capital share transactions	(33,457,670)	(125,198,811)

Total decrease in net assets	(108,208,108)	(107,555,716)

Net Assets
Beginning of period	1,190,273,536	1,297,829,252

End of period	$1,082,065,428	$1,190,273,536

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	315,640	$3,099,402	2,177,169	$22,167,885
Reinvestments	9,308,182	89,637,795	0	0
Redemptions	(12,231,501)	(128,287,059)	(13,665,612)	(139,853,316)

Net decrease	(2,607,679)	$(35,549,862)	(11,488,443)	$(117,685,431)

Class B
Sales	396,281	$3,819,904	243,420	$2,438,896
Reinvestments	396,474	3,762,534	0	0
Redemptions	(556,559)	(5,490,246)	(991,096)	(9,952,276)

Net increase (decrease)	236,196	$2,092,192	(747,676)	$(7,513,380)

Decrease derived from capital shares transactions		$(33,457,670)		$(125,198,811)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Period	$10.22	$10.08	$10.04		$9.96	$11.32

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.40	0.35		0.25	0.28
Net realized and unrealized loss	(0.28)	(0.26)	(0.31)		(0.14)	(0.69)

Total income (loss) from investment operations	0.15	0.14	0.04		0.11	(0.41)

Less Distributions
Distributions from net investment income	(0.87)	0.00	0.00		0.00	(0.93)
Distributions from net realized capital gains	(0.02)	0.00	(0.00	)(b)	(0.03)	(0.02)

Total distributions	(0.89)	0.00	0.00		(0.03)	(0.95)

Net Asset Value, End of Period	$9.48	$10.22	$10.08		$10.04	$9.96

Total Return (%) (c)	1.44	1.29	0.44		1.07	(3.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.70	0.70		0.69	0.73
Net ratio of expenses to average net assets (%) (d)	0.68	0.70	0.69		0.69	0.73
Ratio of net investment income to average net assets (%)	4.35	3.95	3.39		2.57	2.58
Portfolio turnover rate (%)	31	34	68		15	47
Net assets, end of period (in millions)	$1,037.7	$1,144.8	$1,245.4		$1,229.2	$1,284.5

	Class B
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Period	$10.07	$9.96	$9.94		$9.89	$11.24

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.37	0.32		0.22	0.25
Net realized and unrealized loss	(0.28)	(0.26)	(0.30)		(0.14)	(0.68)

Total income (loss) from investment operations	0.12	0.11	0.02		0.08	(0.43)

Less Distributions
Distributions from net investment income	(0.84)	0.00	0.00		0.00	(0.90)
Distributions from net realized capital gains	(0.02)	0.00	(0.00	)(b)	(0.03)	(0.02)

Total distributions	(0.86)	0.00	0.00		(0.03)	(0.92)

Net Asset Value, End of Period	$9.33	$10.07	$9.96		$9.94	$9.89

Total Return (%) (c)	1.17	1.10 (e)	0.24	(e)	0.77 (e)	(4.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.95	0.95		0.94	0.98
Net ratio of expenses to average net assets (%) (d)	0.93	0.95	0.94		0.94	0.98
Ratio of net investment income to average net assets (%)	4.11	3.69	3.13		2.32	2.33
Portfolio turnover rate (%)	31	34	68		15	47
Net assets, end of period (in millions)	$44.4	$45.5	$52.5		$55.1	$58.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $135,132,652 which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,768,000 which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$17,013,085
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$7,547,919	Unrealized depreciation on forward foreign currency exchange contracts	25,052,788

Total		$7,547,919		$42,065,873

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$79,240	$(79,240)	$—	$—
Barclays Bank plc	11,923	(11,923)	—	—
Citibank N.A.	818,932	(818,932)	—	—

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$1,312,945	$(1,312,945)	$—	$—
Goldman Sachs Bank USA	501,908	(433,907)	(68,001)	—
HSBC Bank plc	894,282	(894,282)	—	—
JPMorgan Chase Bank N.A.	3,173,653	(3,173,653)	—	—
Standard Chartered Bank	293,369	(293,369)	—	—
UBS AG	461,667	(164,363)	—	297,304

	$7,547,919	$(7,182,614)	$(68,001)	$297,304

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$282,620	$(79,240)	$—	$203,380
Barclays Bank plc	38,151	(11,923)	—	26,228
BNP Paribas S.A.	554,758	—	(540,000)	14,758
Citibank N.A.	7,212,048	(818,932)	(6,393,116)	—
Deutsche Bank AG	2,545,202	(1,312,945)	(1,030,000)	202,257
Goldman Sachs Bank USA	433,907	(433,907)	—	—
HSBC Bank plc	6,422,544	(894,282)	(5,528,262)	—
JPMorgan Chase Bank N.A.	6,344,668	(3,173,653)	(3,171,015)	—
Morgan Stanley & Co.	154,338	—	—	154,338
Standard Chartered Bank	900,189	(293,369)	(560,000)	46,820
UBS AG	164,363	(164,363)	—	—

	$25,052,788	$(7,182,614)	$(17,222,393)	$647,781

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$41,661,254	$41,661,254
Swap contracts	(19,959,419)	—	(19,959,419)

	$(19,959,419)	$41,661,254	$21,701,835

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(22,000,811)	$(22,000,811)
Swap contracts	(22,023,058)	—	(22,023,058)

	$(22,023,058)	$(22,000,811)	$(44,023,869)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,350,893,590
Swap contracts	242,748,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities,

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$176,882,308	$128,218,876	$0	$198,136,985

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $6,720,498.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,149,744,399

Gross unrealized appreciation	11,283,939
Gross unrealized depreciation	(119,765,632)

Net unrealized appreciation (depreciation)	$(108,481,693)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$91,425,520	$—	$1,974,809	$—	$93,400,329	$—

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$67,779,560	$—	$(108,454,211)	$(19,200,894)	$(59,875,545)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2019, the Portfolio had accumulated long-term capital losses of $19,200,894.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2019, but underperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2019. In addition, the Board considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one-year, three-year, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 32.07%, 31.70%, and 31.83%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 31.49%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending December 31, 2019. During the first quarter of 2019, U.S. equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in U.S. Federal Reserve (the “Fed”) policy and guidance, optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in an effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. U.S. equities surged in the fourth quarter, as stocks benefitted from waning recession fears, improved trade sentiment, and accommodative Fed policies. In October, the Fed lowered interest rates for the final time in 2019 by 0.25%. Trade tensions were volatile during the fourth quarter but eased in December after the U.S. and China reached a phase one trade agreement. The U.S. House of Representatives voted to impeach President Trump; however, markets were generally unaffected given that the Republican-led Senate appears unlikely to support his impeachment.

Returns varied by market-cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P Midcap 400 Index and the Russell 2000 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2019. Strong stock selection within the Information Technology (“IT”), Financials and Real Estate sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Consumer Discretionary, Consumer Staples and Utilities sectors.

Top individual contributors to relative performance during the period included an overweight position in Advanced Micro Devices (IT), not holding benchmark constituent Berkshire Hathaway (Financials), and an out-of-benchmark position in Burlington Stores (Consumer Discretionary). The Portfolio’s overweight to Advanced Micro Devices, a semiconductor company, was the top contributor to benchmark relative performance. Shares rose as the company continued to grow market share across desktop, mobile, and server central processing units (CPUs). Not having exposure to Berkshire Hathaway, a U.S.-based financial services holding company, benefited relative performance over the period. Shares of the company declined after shares of a top holding, Kraft Heinz, fell on news of a dividend cut and a pending U.S. Securities and Exchange Commission investigation. The Portfolio’s position in the non-benchmark held Burlington Stores, a U.S.-based department store retailer, contributed to relative returns. Shares rose following several consecutive positive earnings releases that beat estimates while raising guidance. At the end of the period, the Portfolio continued to hold shares in both Advanced Micro Devices and Burlington Stores.

Top individual detractors from relative returns during the period included an underweight position in Apple (IT), the Portfolio’s position in the non-benchmark held TD Ameritrade (Financials), and an out-of-benchmark position in Teva Pharmaceutical Industries (Health Care). The Portfolio’s underweight to Apple, the U.S.-based leader in mobile services and digital content distribution markets, was the top detractor during the period. Shares rose after several positive earnings releases that were above expectations. The company benefited from a surge in sales in its wearable market. Sales of the Apple Watch, Airpods and Beats headphones nearly tripled year-over-year. We added to the Portfolio’s position in Apple during the period. An out-of-benchmark position in TD Ameritrade, an online brokerage company, detracted from relative results. Shares fell sharply in September after market leader Charles Schwab announced plans to eliminate commissions on U.S. stocks, exchange-traded funds and options. The escalating price war among online brokerages directly affects TD Ameritrade, as a significant portion of its revenue comes from commissions and fees. Shares later rebounded on news that Schwab agreed to acquire TD Ameritrade for a premium. We trimmed the Portfolio’s position at the end of the period. An out-of-benchmark position in Teva Pharmaceutical Industries, an Israeli-based pharmaceutical company that develops, manufactures, and distributes generic and specialty medicines, detracted from relative performance during the period. Shares fell in response to the expansion of a 2016 lawsuit alleging industry price-fixing. The stock also experienced weakness after announcing an unexpected cash settlement over its role in the production and manufacturing of opioids. We eliminated the Portfolio’s position in Teva Pharmaceutical Industries at the end of the period.

Our Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continue to identify themes and opportunities that will shape future investment decisions. We continue to believe the broad Health Care sector

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

is attractive with several important themes driving structural growth longer term: demographic trends (aging population), spending (secular growth in expenditures), and innovation. At period end, our top active positions included Anthem, AstraZeneca, and Abbott Laboratories. We have been adding to Abbott as the medical devices and diagnostics divisions continue to benefit from solid execution and innovation. Within IT, we continued to hold companies we expected would benefit from cloud computing growth, the proliferation of software as a service (SaaS), and the ongoing transition to electronic payments. Among our top active positions was Global Payments, a payment technology/software solutions company that helps merchants accept various payment types and improve efficiency. We are impressed with Global Payment’s strategy and execution and believe the company stands out relative to peers due to its ongoing mix shift to technology-led distribution.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance; however, the Portfolio’s absolute exposure to the IT sector increased over the period while its exposure to the Consumer Staples sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Financials sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	32.07	11.42	12.94
Class B	31.70	11.15	12.66
Class E	31.83	11.25	12.77
S&P 500 Index	31.49	11.70	13.56

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Microsoft Corp.	4.4
Apple, Inc.	3.6
Amazon.com, Inc.	3.6
Alphabet, Inc. - Class A	3.5
McDonald’s Corp.	2.6
Bank of America Corp.	2.4
Coca-Cola Co. (The)	2.1
Procter & Gamble Co. (The)	2.0
Facebook, Inc. - Class A	1.7
Anthem, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	21.2
Health Care	14.3
Financials	11.8
Communication Services	11.1
Consumer Discretionary	10.6
Industrials	9.3
Consumer Staples	5.8
Energy	4.9
Utilities	4.3
Real Estate	3.3

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.51%	$1,000.00	$1,095.80	$2.69
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$1,094.50	$4.01
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$1,094.50	$3.48
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
Boeing Co. (The)	58,728	$19,131,233
Lockheed Martin Corp.	72,873	28,375,289
United Technologies Corp.	232,924	34,882,698

		82,389,220

Air Freight & Logistics—0.2%
FedEx Corp.	39,934	6,038,420

Banks—3.3%
Bank of America Corp.	1,657,664	58,382,926
JPMorgan Chase & Co.	101,054	14,086,927
SVB Financial Group (a)	23,319	5,854,002

		78,323,855

Beverages—2.1%
Coca-Cola Co. (The)	902,358	49,945,515

Biotechnology—2.0%
89bio, Inc. (a) (b)	46,800	1,230,372
Alnylam Pharmaceuticals, Inc. (a) (b)	9,665	1,113,118
Apellis Pharmaceuticals, Inc. (a) (b)	20,073	614,635
Assembly Biosciences, Inc. (a) (b)	24,660	504,544
Atreca, Inc. - Class A (a) (b)	30,416	470,536
Audentes Therapeutics, Inc. (a)	11,544	690,793
Biogen, Inc. (a)	19,550	5,801,071
Biohaven Pharmaceutical Holding Co., Ltd. (a) (b)	42,241	2,299,600
Bluebird Bio, Inc. (a) (b)	17,359	1,523,252
Coherus Biosciences, Inc. (a) (b)	101,816	1,833,197
Constellation Pharmaceuticals, Inc. (a) (b)	21,400	1,008,154
Forty Seven, Inc. (a) (b)	77,654	3,057,238
G1 Therapeutics, Inc. (a) (b)	47,269	1,249,320
Global Blood Therapeutics, Inc. (a) (b)	26,641	2,117,693
GlycoMimetics, Inc. (a) (b)	61,203	323,764
Heron Therapeutics, Inc. (a) (b)	34,756	816,766
Incyte Corp. (a)	19,026	1,661,350
Kodiak Sciences, Inc. (a)	16,900	1,215,955
Madrigal Pharmaceuticals, Inc. (a) (b)	11,233	1,023,439
Medicines Co. (The) (a) (b)	67,763	5,755,789
Momenta Pharmaceuticals, Inc. (a)	52,800	1,041,744
Myovant Sciences, Ltd. (a)	72,245	1,121,242
PhaseBio Pharmaceuticals, Inc. (a) (b)	24,900	152,139
Portola Pharmaceuticals, Inc. (a) (b)	81,762	1,952,477
Radius Health, Inc. (a) (b)	37,824	762,532
Rigel Pharmaceuticals, Inc. (a) (b)	130,522	279,317
Seattle Genetics, Inc. (a) (b)	23,707	2,708,762
Syndax Pharmaceuticals, Inc. (a)	55,214	484,779
Vertex Pharmaceuticals, Inc. (a)	19,880	4,352,726

		47,166,304

Capital Markets—2.9%
Ares Management Corp. - Class A (b)	253,891	9,061,370
Blackstone Group, Inc. (The) - Class A (b)	320,871	17,949,524
Blucora, Inc. (a) (b)	333,120	8,707,757
Hamilton Lane, Inc. - Class A (b)	114,219	6,807,452
Raymond James Financial, Inc.	59,348	5,309,272

Capital Markets—(Continued)
S&P Global, Inc.	40,907	11,169,656
TD Ameritrade Holding Corp. (b)	199,100	9,895,270

		68,900,301

Chemicals—2.4%
Cabot Corp. (b)	183,214	8,706,329
Celanese Corp.	54,528	6,713,487
FMC Corp.	95,533	9,536,104
Ingevity Corp. (a)	70,259	6,139,231
Linde plc	65,309	13,904,286
Livent Corp. (a)	135,279	1,156,636
PPG Industries, Inc.	92,148	12,300,837

		58,456,910

Communications Equipment—0.4%
Lumentum Holdings, Inc. (a) (b)	116,170	9,212,281

Construction & Engineering—0.1%
Dycom Industries, Inc. (a) (b)	67,758	3,194,790

Consumer Finance—0.8%
American Express Co.	106,686	13,281,340
OneMain Holdings, Inc.	155,187	6,541,132

		19,822,472

Containers & Packaging—0.8%
Ball Corp. (b)	180,545	11,675,845
International Paper Co.	139,460	6,422,133

		18,097,978

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a) (b)	320,582	2,003,638

Diversified Financial Services—0.8%
AXA Equitable Holdings, Inc.	473,854	11,742,102
Voya Financial, Inc. (b)	133,435	8,136,866

		19,878,968

Diversified Telecommunication Services—1.4%
Verizon Communications, Inc.	561,610	34,482,854

Electric Utilities—2.3%
Avangrid, Inc. (b)	81,779	4,183,814
Duke Energy Corp.	112,823	10,290,586
Edison International	70,674	5,329,526
Exelon Corp.	513,382	23,405,085
PPL Corp.	311,059	11,160,797

		54,369,808

Electrical Equipment—0.3%
AMETEK, Inc.	17,484	1,743,854
nVent Electric plc	156,319	3,998,640
Rockwell Automation, Inc.	3,580	725,559

		6,468,053

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	296,118	$11,903,944

Entertainment—2.3%
Electronic Arts, Inc. (a)	190,090	20,436,576
Liberty Media Corp. - Liberty Formula One - Class C (a) (b)	72,990	3,354,985
Netflix, Inc. (a)	39,907	12,912,708
Spotify Technology S.A. (a)	21,110	3,157,001
Walt Disney Co. (The)	98,038	14,179,236

		54,040,506

Equity Real Estate Investment Trusts—3.3%
Alexandria Real Estate Equities, Inc.	69,614	11,248,230
American Tower Corp.	116,441	26,760,471
Camden Property Trust	78,265	8,303,916
Equinix, Inc.	37,775	22,049,267
Healthpeak Properties, Inc. (b)	188,108	6,484,083
STORE Capital Corp. (b)	118,269	4,404,338

		79,250,305

Food & Staples Retailing—0.4%
Performance Food Group Co. (a)	190,331	9,798,240

Food Products—1.2%
Mondelez International, Inc. - Class A	518,230	28,544,108

Gas Utilities—0.2%
UGI Corp.	116,372	5,255,360

Health Care Equipment & Supplies—3.5%
Abbott Laboratories	368,959	32,047,779
Baxter International, Inc.	169,675	14,188,223
Danaher Corp.	111,432	17,102,583
Edwards Lifesciences Corp. (a)	58,358	13,614,338
Envista Holdings Corp. (a)	48,543	1,438,815
Shockwave Medical, Inc. (a) (b)	137,103	6,021,564

		84,413,302

Health Care Providers & Services—3.0%
Anthem, Inc.	118,451	35,775,756
HCA Healthcare, Inc.	78,797	11,646,985
UnitedHealth Group, Inc.	80,428	23,644,223

		71,066,964

Hotels, Restaurants & Leisure—3.2%
Hyatt Hotels Corp. - Class A (b)	150,508	13,502,073
McDonald’s Corp.	312,995	61,850,942

		75,353,015

Household Products—2.0%
Procter & Gamble Co. (The)	389,065	48,594,218

Independent Power and Renewable Electricity Producers—0.6%
NRG Energy, Inc.	341,075	13,557,731

Industrial Conglomerates—0.4%
3M Co.	34,352	6,060,380
General Electric Co.	285,206	3,182,899

		9,243,279

Insurance—3.9%
American International Group, Inc.	330,569	16,968,107
Assurant, Inc.	80,704	10,578,680
Assured Guaranty, Ltd.	276,314	13,544,912
Athene Holding, Ltd. - Class A (a)	218,286	10,265,991
Hartford Financial Services Group, Inc. (The)	196,034	11,912,986
Marsh & McLennan Cos., Inc.	127,035	14,152,970
Progressive Corp. (The)	103,408	7,485,705
Prudential Financial, Inc.	43,203	4,049,849
Trupanion, Inc. (a) (b)	111,957	4,193,909

		93,153,109

Interactive Media & Services—5.2%
Alphabet, Inc. - Class A (a)	62,285	83,423,906
Facebook, Inc. - Class A (a)	201,544	41,366,906

		124,790,812

Internet & Direct Marketing Retail—3.6%
Amazon.com, Inc. (a)	46,038	85,070,858

IT Services—5.2%
FleetCor Technologies, Inc. (a)	45,584	13,115,429
Genpact, Ltd.	206,394	8,703,635
Global Payments, Inc.	161,121	29,414,250
GoDaddy, Inc. - Class A (a)	102,372	6,953,106
PayPal Holdings, Inc. (a)	121,683	13,162,450
VeriSign, Inc. (a)	70,006	13,488,756
Visa, Inc. - Class A (b)	168,066	31,579,601
WEX, Inc. (a)	35,668	7,471,019

		123,888,246

Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	72,664	23,606,354

Machinery—2.4%
Fortive Corp.	150,206	11,474,236
Gardner Denver Holdings, Inc. (a)	352,645	12,935,019
Greenbrier Cos., Inc. (The) (b)	52,303	1,696,186
Illinois Tool Works, Inc.	46,484	8,349,921
Ingersoll-Rand plc	93,551	12,434,799
PACCAR, Inc. (b)	57,442	4,543,662
Rexnord Corp. (a)	49,169	1,603,893
Westinghouse Air Brake Technologies Corp. (b)	54,416	4,233,565

		57,271,281

Media—2.2%
Charter Communications, Inc. - Class A (a) (b)	35,821	17,376,051
Comcast Corp. - Class A	738,016	33,188,579
New York Times Co. (The) - Class A (b)	37,010	1,190,612

		51,755,242

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—1.2%
National Grid plc (ADR)	104,761	$6,565,372
Sempra Energy	146,926	22,256,350

		28,821,722

Oil, Gas & Consumable Fuels—4.4%
BP plc (ADR)	156,096	5,891,063
Chevron Corp.	142,588	17,183,280
Concho Resources, Inc.	45,790	4,009,830
Diamondback Energy, Inc. (b)	52,637	4,887,872
Encana Corp. (b)	892,766	4,187,073
Exxon Mobil Corp.	490,953	34,258,700
Marathon Petroleum Corp.	208,974	12,590,683
Noble Energy, Inc.	242,353	6,020,049
Pioneer Natural Resources Co.	28,468	4,309,201
TC Energy Corp. (b)	211,802	11,291,165

		104,628,916

Pharmaceuticals—4.8%
Aerie Pharmaceuticals, Inc. (a) (b)	40,981	990,511
AstraZeneca plc (ADR)	568,981	28,369,393
Bristol-Myers Squibb Co.	326,394	20,951,231
Dermira, Inc. (a) (b)	172,816	2,619,890
Eli Lilly & Co.	131,217	17,245,850
MyoKardia, Inc. (a) (b)	33,381	2,432,974
Nektar Therapeutics (a) (b)	95,314	2,057,353
Odonate Therapeutics, Inc. (a)	40,501	1,314,257
Pfizer, Inc.	858,651	33,641,946
Reata Pharmaceuticals, Inc. - Class A (a)	5,799	1,185,490
Revance Therapeutics, Inc. (a) (b)	132,618	2,152,390
Satsuma Pharmaceuticals, Inc. (a)	18,400	362,112
Tricida, Inc. (a)	47,609	1,796,764
WAVE Life Sciences, Ltd. (a) (b)	38,143	305,716

		115,425,877

Professional Services—1.2%
Equifax, Inc.	30,163	4,226,439
IHS Markit, Ltd. (a)	188,519	14,204,907
TransUnion	41,413	3,545,367
TriNet Group, Inc. (a)	113,292	6,413,460

		28,390,173

Road & Rail—1.1%
J.B. Hunt Transport Services, Inc. (b)	86,584	10,111,280
Norfolk Southern Corp.	13,919	2,702,095
Uber Technologies, Inc. (a) (b)	444,267	13,212,501

		26,025,876

Semiconductors & Semiconductor Equipment—4.3%
Advanced Micro Devices, Inc. (a)	423,118	19,404,192
First Solar, Inc. (a) (b)	28,988	1,622,168
Intel Corp.	141,158	8,448,306
KLA Corp. (b)	59,591	10,617,328
Lattice Semiconductor Corp. (a) (b)	404,644	7,744,886
Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—(Continued)
Marvell Technology Group, Ltd. (b)	416,312	11,057,247
Micron Technology, Inc. (a)	243,007	13,068,916
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	143,859	8,358,208
Teradyne, Inc. (b)	92,115	6,281,322
Texas Instruments, Inc.	119,233	15,296,402

		101,898,975

Software—7.4%
Adobe, Inc. (a)	25,028	8,254,485
Ceridian HCM Holding, Inc. (a)	20,415	1,385,770
Guidewire Software, Inc. (a) (b)	29,220	3,207,479
Microsoft Corp.	660,480	104,157,696
Salesforce.com, Inc. (a)	103,275	16,796,646
ServiceNow, Inc. (a) (b)	14,432	4,074,442
Slack Technologies, Inc. - Class A (a) (b)	85,264	1,916,735
Splunk, Inc. (a) (b)	22,775	3,411,012
SS&C Technologies Holdings, Inc.	283,489	17,406,224
SVMK, Inc. (a) (b)	475,025	8,488,697
Workday, Inc. - Class A (a)	41,549	6,832,733

		175,931,919

Specialty Retail—2.4%
Burlington Stores, Inc. (a) (b)	43,828	9,994,099
Lowe’s Cos., Inc.	93,332	11,177,440
TJX Cos., Inc. (The)	579,283	35,371,020

		56,542,559

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	296,103	86,950,646
Western Digital Corp.	132,755	8,425,960

		95,376,606

Textiles, Apparel & Luxury Goods—1.4%
Under Armour, Inc. - Class A (a) (b)	959,067	20,715,847
Under Armour, Inc. - Class C (a)	684,431	13,127,387

		33,843,234

Trading Companies & Distributors—0.1%
Triton International, Ltd. (b)	85,756	3,447,391

Total Common Stocks (Cost $1,904,930,020)		2,379,641,489

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $9,570,703; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $9,763,555.	9,570,384	9,570,384

Total Short-Term Investments (Cost $9,570,384)		9,570,384

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—10.3%

Security Description	Principal Amount*	Value

Certificates of Deposit—5.4%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	$2,000,240
Agricultural Bank of China
2.250%, 01/24/20	3,000,000	3,000,003
2.250%, 02/10/20	2,000,000	1,999,986
2.280%, 03/11/20	2,000,000	1,999,916
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	3,000,000	2,999,559
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (d)	4,000,000	3,999,820
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	5,000,000	4,999,985
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	5,000,000	4,999,555
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,000,335
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	5,000,000	4,999,700
Canadian Imperial Bank of Commerce
1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	999,186	1,000,210
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,001,204
Chiba Bank, Ltd. 1.980%, 01/24/20	2,000,000	2,000,010
China Construction Bank Corp. 2.300%, 01/23/20	2,000,000	2,000,362
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	5,000,000	5,000,150
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	5,000,000	5,000,280
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	999,997
Credit Industriel et Commercial
Zero Coupon, 05/07/20	3,961,745	3,973,120
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	3,000,000	2,999,982
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	2,000,000	1,999,994
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	5,000,000	5,002,545
2.020%, SOFR + 0.480%, 10/06/20 (d)	5,000,000	5,003,470
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	3,000,000	2,999,952
Norinchukin Bank, New York
Zero Coupon, 01/14/20	994,537	999,330
2.200%, 01/16/20	4,036,935	4,000,820
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (d)	4,000,000	3,997,900
1.830%, SOFR + 0.290%, 07/16/20 (d)	2,000,000	1,999,450
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (d)	2,000,000	1,999,242
2.044%, 1M LIBOR + 0.280%, 06/19/20 (d)	2,000,000	2,000,472
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	1,000,000	999,997

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd.
1.940%, 04/17/20	3,000,000	2,999,934
1.970%, 04/17/20	2,000,000	2,000,132
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (d)	3,000,000	2,999,841
2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	6,000,000	6,000,756
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,000,000	1,999,172
Wells Fargo Bank N.A.
1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	10,000,000	10,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	5,000,000	4,999,986

		129,974,903

Commercial Paper—1.4%
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Landesbank Baden-Württemberg
1.950%, 01/02/20	2,998,538	2,999,721
2.020%, 01/02/20	1,997,643	1,999,814
Mont Blanc Capital, Corp. 2.020%, 03/19/20	2,984,345	2,987,100
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	2,000,000	2,000,184
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	7,000,000	7,000,399
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	5,000,000	5,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	2,999,769	2,999,355

		33,976,687

Master Demand Notes—0.4%
Natixis Financial Products LLC 1.790%, OBFR + 0.250%, 01/02/20 (d)	10,000,000	10,000,000

Mutual Funds—0.4%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	7,000,000	7,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	1,000,000	1,000,000

		9,000,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—2.6%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $14,272,215; collateralized by various Common Stock with an aggregate market value of $15,620,000.	14,200,000	$14,200,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $6,032,967; collateralized by various Common Stock with an aggregate market value of $6,600,790.	6,000,000	6,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,300,123; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,100,168; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,122,009.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $510,001.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,400,519; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,468,012.	3,400,000	3,400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $289,439; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $295,202.	289,414	289,414
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,001,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,425,792.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,000,188; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $8,002,676; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,834,985.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $15,005,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $16,565,597.	15,000,000	15,000,000

		61,789,414

Time Deposits—0.1%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000
Shinkin Central Bank 2.260%, 01/08/20	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $246,735,241)		246,741,004

Total Investments—110.5% (Cost $2,161,235,645)		2,635,952,877
Other assets and liabilities (net)—(10.5)%		(250,956,942)

Net Assets—100.0%		$2,384,995,935

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $245,089,660 and the collateral received consisted of cash in the amount of $246,728,236 and non-cash collateral with a value of $3,034,803. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,379,641,489	$—	$—	$2,379,641,489
Total Short-Term Investment*	—	9,570,384	—	9,570,384
Securities Lending Reinvestments
Certificates of Deposit	—	129,974,903	—	129,974,903
Commercial Paper	—	33,976,687	—	33,976,687
Master Demand Notes	—	10,000,000	—	10,000,000
Mutual Funds	9,000,000	—	—	9,000,000
Repurchase Agreements	—	61,789,414	—	61,789,414
Time Deposits	—	2,000,000	—	2,000,000
Total Securities Lending Reinvestments	9,000,000	237,741,004	—	246,741,004
Total Investments	$2,388,641,489	$247,311,388	$—	$2,635,952,877

Collateral for Securities Loaned (Liability)	$—	$(246,728,236)	$—	$(246,728,236)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,635,952,877
Cash	15,037
Receivable for:
Investments sold	4,888,293
Fund shares sold	9,185
Dividends and interest	1,817,673
Prepaid expenses	6,625

Total Assets	2,642,689,690
Liabilities
Collateral for securities loaned	246,728,236
Payables for:
Investments purchased	8,191,794
Fund shares redeemed	1,287,320
Accrued Expenses:
Management fees	974,736
Distribution and service fees	33,034
Deferred trustees’ fees	153,931
Other expenses	324,704

Total Liabilities	257,693,755

Net Assets	$2,384,995,935

Net Assets Consist of:
Paid in surplus	$1,742,092,944
Distributable earnings (Accumulated losses)	642,902,991

Net Assets	$2,384,995,935

Net Assets
Class A	$2,196,953,029
Class B	112,376,820
Class E	75,666,086
Capital Shares Outstanding*
Class A	144,487,418
Class B	7,579,423
Class E	5,027,905
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.21
Class B	14.83
Class E	15.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,161,235,645.
(b)	Includes securities loaned at value of $245,089,660.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$36,433,286
Interest	145,186
Securities lending income	1,293,458

Total investment income	37,871,930
Expenses
Management fees	12,876,280
Administration fees	90,188
Custodian and accounting fees	126,225
Distribution and service fees—Class B	273,147
Distribution and service fees—Class E	108,696
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	190,603
Insurance	15,735
Miscellaneous	22,563

Total expenses	13,851,612
Less management fee waiver	(1,717,343)
Less broker commission recapture	(28,436)

Net expenses	12,105,833

Net Investment Income	25,766,097

Net Realized and Unrealized Gain
Net realized gain on:
Investments	144,974,243
Futures contracts	3,359,771
Foreign currency transactions	5,165

Net realized gain	148,339,179

Net change in unrealized appreciation (depreciation) on:
Investments	454,090,820
Futures contracts	(212,753)
Foreign currency transactions	822

Net change in unrealized appreciation	453,878,889

Net realized and unrealized gain	602,218,068

Net Increase in Net Assets From Operations	$627,984,165

(a)	Net of foreign withholding taxes of $135,443.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,766,097	$26,767,401
Net realized gain	148,339,179	263,709,605
Net change in unrealized appreciation (depreciation)	453,878,889	(411,468,812)

Increase (decrease) in net assets from operations	627,984,165	(120,991,806)

From Distributions to Shareholders
Class A	(267,197,122)	(280,589,913)
Class B	(13,832,552)	(15,327,335)
Class E	(9,193,173)	(9,475,628)

Total distributions	(290,222,847)	(305,392,876)

Decrease in net assets from capital share transactions	(14,462,387)	(13,723,364)

Total increase (decrease) in net assets	323,298,931	(440,108,046)

Net Assets
Beginning of period	2,061,697,004	2,501,805,050

End of period	$2,384,995,935	$2,061,697,004

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	430,331	$6,101,486	516,508	$7,666,847
Reinvestments	19,763,101	267,197,122	18,971,597	280,589,913
Redemptions	(19,462,128)	(283,589,945)	(18,875,869)	(294,262,427)

Net increase (decrease)	731,304	$(10,291,337)	612,236	$(6,005,667)

Class B
Sales	282,088	$4,003,965	272,778	$4,014,952
Reinvestments	1,047,920	13,832,552	1,058,518	15,327,335
Redemptions	(1,568,098)	(22,260,985)	(1,770,139)	(26,918,716)

Net decrease	(238,090)	$(4,424,468)	(438,843)	$(7,576,429)

Class E
Sales	106,143	$1,525,601	99,874	$1,530,472
Reinvestments	686,570	9,193,173	645,919	9,475,628
Redemptions	(732,312)	(10,465,356)	(722,202)	(11,147,368)

Net increase (decrease)	60,401	$253,418	23,591	$(141,268)

Decrease derived from capital shares transactions		$(14,462,387)		$(13,723,364)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.19	$16.02	$13.77	$13.96	$14.49

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.17	0.16	0.17	0.18
Net realized and unrealized gain (loss)	3.82	(0.93)	2.82	0.91	0.50

Total income (loss) from investment operations	3.99	(0.76)	2.98	1.08	0.68

Less Distributions
Distributions from net investment income	(0.18)	(0.17)	(0.17)	(0.34)	(0.14)
Distributions from net realized capital gains	(1.79)	(1.90)	(0.56)	(0.93)	(1.07)

Total distributions	(1.97)	(2.07)	(0.73)	(1.27)	(1.21)

Net Asset Value, End of Period	$15.21	$13.19	$16.02	$13.77	$13.96

Total Return (%) (b)	32.07	(6.15)	22.08	8.50	4.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.58	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	1.14	1.12	1.08	1.23	1.23
Portfolio turnover rate (%)	55	64	63	62	63
Net assets, end of period (in millions)	$2,197.0	$1,896.0	$2,293.5	$2,151.9	$2,034.6

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.90	$15.71	$13.51	$13.72	$14.25

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.12	0.13	0.14
Net realized and unrealized gain (loss)	3.73	(0.91)	2.77	0.90	0.51

Total income (loss) from investment operations	3.86	(0.78)	2.89	1.03	0.65

Less Distributions
Distributions from net investment income	(0.14)	(0.13)	(0.13)	(0.31)	(0.11)
Distributions from net realized capital gains	(1.79)	(1.90)	(0.56)	(0.93)	(1.07)

Total distributions	(1.93)	(2.03)	(0.69)	(1.24)	(1.18)

Net Asset Value, End of Period	$14.83	$12.90	$15.71	$13.51	$13.72

Total Return (%) (b)	31.70	(6.40)	21.84	8.19	4.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.89	0.87	0.83	0.97	0.98
Portfolio turnover rate (%)	55	64	63	62	63
Net assets, end of period (in millions)	$112.4	$100.8	$129.7	$123.0	$128.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.07	$15.89	$13.66	$13.86	$14.39

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.15	0.14	0.14	0.15
Net realized and unrealized gain (loss)	3.79	(0.92)	2.80	0.91	0.51

Total income (loss) from investment operations	3.93	(0.77)	2.94	1.05	0.66

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.15)	(0.32)	(0.12)
Distributions from net realized capital gains	(1.79)	(1.90)	(0.56)	(0.93)	(1.07)

Total distributions	(1.95)	(2.05)	(0.71)	(1.25)	(1.19)

Net Asset Value, End of Period	$15.05	$13.07	$15.89	$13.66	$13.86

Total Return (%) (b)	31.83	(6.29)	21.93	8.30	4.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.73	0.74	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	0.99	0.97	0.93	1.07	1.07
Portfolio turnover rate (%)	55	64	63	62	63
Net assets, end of period (in millions)	$75.7	$64.9	$78.6	$73.4	$78.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $9,570,384. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $61,789,414. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. At December 31, 2019, the Portfolio had no open futures contract positions.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,359,771

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(212,753)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,190,363

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,236,871,965	$0	$1,494,752,587

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $11,537,779 in purchases and $323,826 in sales of investments, which are included above, and resulted in net realized losses of $67,269.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$12,876,280	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $976,885 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $740,458 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,165,985,937

Gross unrealized appreciation	496,477,836
Gross unrealized depreciation	(26,510,315)

Net unrealized appreciation (depreciation)	$469,967,521

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$43,091,036	$80,163,733	$247,131,811	$225,229,143	$290,222,847	$305,392,876

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$45,337,663	$127,751,738	$469,967,521	$—	$643,056,922

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the three-year and five-year periods ended June 30, 2019, and underperformed the median of the same Performance Universe for the one-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Portfolio also underperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year, three- and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 20.63%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Markets began the year on the back of a difficult end to 2018 but recovered over the first quarter as major central banks shifted towards a more dovish stance and sentiment improved. The confluence of trade tensions, deterioration in market perception of growth prospects and uncertainty around the path of monetary policy pushed sovereign bond yields to near record lows over the middle of the year and the yield curve experienced a brief period of inversion in August. Conversely, as tensions de-escalated in early September, equity prices rose sharply, and U.S. Treasury bond prices fell. U.S. equities continued to trend higher through the last quarter of the year driven by renewed optimism on the phase-one trade deal, a still resilient consumer sector, early signs of stabilization in manufacturing and earnings reports in line with expectations. The U.S. Federal Reserve (the “Fed”), after four rate hikes in 2018, pivoted and provided three cuts to stimulate growth while the European Central Bank (the “ECB”) also introduced additional accommodative measures as inflation expectations remained stable.

Furthermore, developed economies like Japan and the Eurozone also posted strong gains in risk assets supported by relative stability in private spending and capital expenditure, despite sluggish manufacturing and weaker exports. Employment continued to expand, pushing unemployment rates to multi-decade lows. Meanwhile, most emerging markets (“EM”) experienced a strong period of performance, despite a brief selloff in May, given the more recent constructive developments on trade. In China, while fiscal and monetary stimulus measures have helped stabilize the country’s growth trajectory; a potential resurgence in oil prices, political uncertainty and mixed macroeconomic data remained areas for concern.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash during periods of market turbulence. In January, we reduced risk in the Portfolio to stay within the permitted 12% maximum expected volatility by selling exposure to equities. These trades detracted 76 basis points from performance during the twelve-month period ended December 31, 2019.

The Portfolio outperformed the Dow Jones Moderate Index over the twelve-month period. Performance was supported by our tactical overweight exposure to U.S. equities and our U.S. duration positioning. The Portfolio’s lower strategic exposure to international fixed income and EM equities, relative to the Dow Jones Moderate Index, added to returns as both asset classes underperformed during the year.

Our investment process is centered around developing themes based on our read of the macroeconomic environment and market pricing. Below we present a summary of the themes we had in the Portfolio for 2019:

Global Reflation: After re-risking the Portfolio in late January, we introduced overweights to U.S. and Japanese equities. As markets rebounded thorough the year, we took profits on the Japanese equities expression. Subsequently, in early April we initiated an underweight to U.S. 10-year bond futures. In our view, markets overreacted to the pause in rate hikes by the Fed and notwithstanding escalation in trade rhetoric, we expected the softness in the U.S. economy to prove transitory in nature and manufacturing to slowly pick up. Similarly, in May, as Eurozone consumer and labor data appeared to stabilize and inflation appeared healthier than suggested in headline numbers, we decided to initiate an underweight to U.S. 30-year bond futures.

U.S. Macro Moderation: In February, we added an overweight position in U.S. bonds on the view that a moderation in growth and inflation measures would allow the Fed to adopt a more dovish tone in 2019. We held this position throughout much of the year and although our forward read of the macro data was largely unchanged, the shadows of geopolitical risks and the solid run in performance of both U.S. equities and U.S. bonds led us to close the position in mid-October. The Portfolio’s overweight exposures to U.S. bonds and U.S. equities were the largest contributors to active performance.

Australian Convergence: We expressed this theme with an overweight to the Australian dollar which detracted from performance for the year. With inflationary pressures muted and increased uncertainty due to trade tensions, the Reserve Bank of Australia cut interest rates over the summer leading us to close the Portfolio’s overweight position in the currency.

European Convergence: Lastly, the Portfolio’s overweight to the euro versus the U.S. dollar detracted from performance as weakness in European manufacturing data and trade tensions weighted on the currency throughout the year. Despite weakness in European manufacturing and export data in 2019, we believe that markets have been overly pessimistic on forward growth prospects on the continent and overly bullish in expectations for ECB action. Additionally, we believe the ECB Governing Council is reaching the limits of both its willingness and ability to ease policy given the policy toolkit currently at its disposal. This contrasts with the Fed which has relatively greater willingness and ability to ease policy. We feel the divergence in central bank policy options is supportive of our overweight to the euro vs the U.S. dollar and continue to hold the exposure.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio net asset value (“NAV”) in order to help dampen volatility. This position

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

added to performance as yields fell; over the period, the 10-year U.S. Treasury yield fell from 2.68% to 1.92%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. In terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views. All derivatives performed in-line with managers’ expectations over the period.

At the end of the period, the Portfolio held a modest overweight to equities and a modest underweight to fixed income.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
BlackRock Global Tactical Strategies Portfolio
Class B	20.63	5.76	5.80
Dow Jones Moderate Index	18.60	6.61	6.65

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	21.9
iShares Core U.S. Aggregate Bond ETF	18.1
Vanguard Total Bond Market ETF	18.1
iShares Core S&P 500 ETF	6.8
Technology Select Sector SPDR Fund	4.5
Health Care Select Sector SPDR Fund	3.1
Financial Select Sector SPDR Fund	2.7
Real Estate Select Sector SPDR Fund	2.5
Communication Services Select Sector SPDR Fund	2.1
Consumer Discretionary Select Sector SPDR Fund	2.0

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	34.0
U.S. Large Cap Equities	29.8
International Developed Market Equities	27.3
Commodities	4.3
Real Estate Equities	2.7
U.S. Small Cap Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a) (b)	Actual	0.87%	$1,000.00	$1,059.20	$4.52
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Mutual Funds—88.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—88.7%
Communication Services Select Sector SPDR Fund (a)	2,554,240	$136,983,891
Consumer Discretionary Select Sector SPDR Fund (a)	1,077,247	135,108,319
Consumer Staples Select Sector SPDR Fund (a)	1,280,867	80,669,004
Energy Select Sector SPDR Fund (a)	1,200,155	72,057,306
Financial Select Sector SPDR Fund (a)	5,758,313	177,240,874
Health Care Select Sector SPDR Fund (a)	2,004,940	204,223,188
Industrial Select Sector SPDR Fund (a)	1,575,846	128,384,174
iShares Core MSCI EAFE ETF (a) (b)	22,271,191	1,452,972,501
iShares Core S&P 500 ETF (a) (b)	1,408,271	455,209,518
iShares Core U.S. Aggregate Bond ETF (a) (b)	10,692,484	1,201,514,427
iShares Intermediate-Term Corporate Bond ETF (a) (b)	2,291,175	132,842,326
Materials Select Sector SPDR Fund (a)	488,019	29,974,127
Real Estate Select Sector SPDR Fund (a)	4,234,057	163,730,984
Technology Select Sector SPDR Fund (a)	3,234,665	296,521,740
Utilities Select Sector SPDR Fund (a)	460,338	29,747,042
Vanguard Total Bond Market ETF	14,310,544	1,200,082,220

Total Mutual Funds (Cost $5,267,109,453)		5,897,261,641

Short-Term Investments—12.0%

Mutual Fund—2.5%
SSGA USD Liquidity Fund, D Shares, 1.720% (c)	163,685,136	163,685,136

Repurchase Agreement—9.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $631,836,591; collateralized by U.S. Treasury Notes with rates ranging from 1.500% - 2.875%, maturity dates ranging from 09/15/21 - 10/15/21, and an aggregate market value of $644,454,999.	631,815,530	631,815,530

Total Short-Term Investments (Cost $795,500,666)		795,500,666

Securities Lending Reinvestments (d)—16.8%

Certificates of Deposit—8.3%
Agricultural Bank of China 2.280%, 03/11/20	30,000,000	29,998,740
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (e)	37,000,000	36,994,561
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (e)	13,000,000	12,999,415
1.950%, SOFR + 0.410%, 10/02/20 (e)	6,000,000	5,999,994
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (e)	17,000,000	16,998,521
1.910%, 1M LIBOR + 0.170%, 05/15/20 (e)	7,000,000	6,999,377
2.182%, 3M LIBOR + 0.170%, 01/09/20 (e)	10,000,000	10,000,670
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (e)	8,000,000	8,004,256
Chiba Bank, Ltd.
1.980%, 01/24/20	10,000,000	10,000,050

Certificates of Deposit—(Continued)
Chiba Bank, Ltd.
2.000%, 01/14/20	15,000,000	15,000,150
2.080%, 02/13/20	4,000,000	4,000,096
China Construction Bank Corp.
2.300%, 01/21/20	3,000,000	3,000,492
2.300%, 01/23/20	4,000,000	4,000,724
2.350%, 01/02/20	17,000,000	17,000,391
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (e)	4,000,000	4,000,120
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (e)	6,000,000	5,999,982
Credit Industriel et Commercial
Zero Coupon, 05/07/20	10,894,799	10,926,080
1.857%, 1M LIBOR + 0.160%, 01/03/20 (e)	20,000,000	19,999,880
Credit Suisse AG
1.920%, SOFR + 0.380%, 05/04/20 (e)	12,499,998	12,502,588
2.000%, SOFR + 0.460%, 11/03/20 (e)	10,000,000	10,005,090
2.020%, SOFR + 0.480%, 10/06/20 (e)	23,000,000	23,015,962
DZ Bank AG Zero Coupon, 03/17/20	13,850,849	13,941,480
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	18,500,000	18,500,832
2.310%, 03/16/20	10,000,000	10,001,670
KBC Bank NV Zero Coupon, 02/28/20	3,477,094	3,490,305
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	14,919,600	14,979,150
Mitsubishi UFJ Trust and Banking Corp. 1.980%, 1M LIBOR + 0.240%, 05/15/20 (e)	22,000,000	22,001,430
Mizuho Bank, Ltd. 1.940%, 04/21/20	10,000,000	9,999,780
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (e)	15,000,000	14,999,250
Nationwide Building Society Zero Coupon, 01/08/20	8,988,457	8,996,220
Norinchukin Bank, New York
Zero Coupon, 01/14/20	1,989,073	1,998,660
1.890%, 03/12/20	5,001,407	4,999,255
2.200%, 01/16/20	28,182,866	27,930,735
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (e)	10,000,000	9,999,980
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	2,000,000	2,000,016
Sumitomo Mitsui Trust Bank, Ltd.
1.940%, 04/17/20	29,000,000	28,999,362
1.970%, 04/17/20	11,000,000	11,000,726
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (e)	10,000,000	9,999,470
2.016%, 3M LIBOR + 0.110%, 12/03/20 (e)	15,000,000	14,994,300
Toronto-Dominion Bank 2.000%, 03/18/20	25,000,000	25,002,075
Westpac Banking Corp.
1.850%, FEDEFF PRV + 0.300%, 02/14/20 (e)	15,000,000	14,999,960
1.950%, FEDEFF PRV + 0.400%, 10/28/20 (e)	15,000,000	14,999,955

		551,281,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—2.7%
Agricultural Bank of China 2.360%, 01/03/20	4,969,844	$4,999,115
Bank of China, Ltd.
2.270%, 02/18/20	37,784,350	37,880,338
2.280%, 03/09/20	7,954,400	7,968,136
China Construction Bank Corp. 2.300%, 01/17/20	5,964,733	5,994,240
Landesbank Baden-Württemberg 2.020%, 01/02/20	24,970,542	24,997,675
Mont Blanc Capital, Corp. 2.020%, 04/08/20	8,973,738	8,979,325
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (e)	12,000,000	12,001,104
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (e)	27,000,000	27,000,000
Societe Generale 2.015%, 1M LIBOR + 0.250%, 04/20/20 (e)	25,996,000	26,003,224
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (e)	20,000,000	20,001,140
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (e)	5,000,000	5,000,000

		180,824,297

Master Demand Notes—0.7%
Natixis Financial Products LLC
1.770%, OBFR + 0.230%, 01/02/20 (e)	12,000,000	12,000,000
1.790%, OBFR + 0.250%, 01/02/20 (e)	37,000,000	37,000,000

		49,000,000

Mutual Fund—0.1%
STIT-Government & Agency Portfolio, Institutional Class 1.500%, 01/02/20 (c)	5,000,000	5,000,000

Repurchase Agreements—3.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $5,527,971; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $65,357,139; collateralized by various Common Stock with an aggregate market value of $71,508,554.	65,000,000	65,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $9,570,202; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $9,760,192.	9,568,740	9,568,740

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $3,062,662; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $3,123,650.	3,062,402	3,062,402
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $45,472,863; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $47,728,059.	45,000,000	45,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $20,001,889; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $22,204,451.	20,000,000	20,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $2,400,228; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $2,613,334.	2,400,000	2,400,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $74,025,037; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $80,301,715.	74,000,000	74,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $10,003,383; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $10,851,583.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,720,161; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,899,522.	1,720,000	1,720,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $22,007,358; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $24,296,208.	22,000,000	22,000,000

		258,251,142

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—1.1%
National Bank of Canada 1.610%, OBFR + 0.070%, 01/07/20 (e)	40,350,000	$40,350,000
Royal Bank of Canada 2.500%, 01/02/20	4,000,000	4,000,000
Shinkin Central Bank 2.260%, 01/08/20	21,000,000	21,000,000
United of Omaha Life Insurance Co. 2.034%, 3M LIBOR + 0.140%, 01/30/20 (e)	10,000,000	10,000,000

		75,350,000

Total Securities Lending Reinvestments (Cost $1,119,681,808)		1,119,707,189

Total Investments— 117.5% (Cost $7,182,291,927)		7,812,469,496
Other assets and liabilities (net)—(17.5)%		(1,165,469,820)

Net Assets—100.0%		$6,646,999,676

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $1,098,522,923 and the collateral received consisted of cash in the amount of $1,119,518,894 and non-cash collateral with a value of $2,265. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
EUR	15,760,955	DBAG	03/18/20	USD	17,566,168	$195,929
EUR	319,224,187	DBAG	03/18/20	USD	355,777,591	3,977,926

Net Unrealized Appreciation						$4,173,855

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation
MSCI EAFE Index Mini Futures	03/20/20	2,080	USD	211,796,000	$5,640,398
Russell 2000 Index E-Mini Futures	03/20/20	1,471	USD	122,872,630	2,527,714
S&P 500 Index E-Mini Futures	03/20/20	440	USD	71,084,200	2,032,252

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/20	(1,992)	USD	(255,816,375)	2,160,288
U.S. Treasury Note 2 Year Futures	03/31/20	(614)	USD	(132,317,000)	133,533
U.S. Treasury Ultra Long Bond Futures	03/20/20	(379)	USD	(68,847,719)	2,214,144

Net Unrealized Appreciation					$14,708,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	1.660%	Semi-Annually	09/24/29	USD	665,000,000	$(13,690,155)	$2,665,572	$(16,355,727)
Pay	3M LIBOR	Quarterly	1.665%	Semi-Annually	09/21/29	USD	740,000,000	(14,859,193)	11,161	(14,870,354)
Pay	3M LIBOR	Quarterly	1.830%	Semi-Annually	11/14/29	USD	600,000,000	(3,454,296)	9,235	(3,463,531)

Totals								$(32,003,644)	$2,685,968	$(34,689,612)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	3M UST	Quarterly	02/26/20	JPMC	S&P GSCI Commodity Index	USD	261,849,528	$9,790,464	$—	$9,790,464

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Counterparties

(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,897,261,641	$—	$—	$5,897,261,641
Short-Term Investments
Mutual Fund	163,685,136	—	—	163,685,136
Repurchase Agreement	—	631,815,530	—	631,815,530
Total Short-Term Investments	163,685,136	631,815,530	—	795,500,666
Securities Lending Reinvestments
Certificates of Deposit	—	551,281,750	—	551,281,750
Commercial Paper	—	180,824,297	—	180,824,297
Master Demand Notes	—	49,000,000	—	49,000,000
Mutual Fund	5,000,000	—	—	5,000,000
Repurchase Agreements	—	258,251,142	—	258,251,142
Time Deposits	—	75,350,000	—	75,350,000
Total Securities Lending Reinvestments	5,000,000	1,114,707,189	—	1,119,707,189
Total Investments	$6,065,946,777	$1,746,522,719	$—	$7,812,469,496

Collateral for Securities Loaned (Liability)	$—	$(1,119,518,894)	$—	$(1,119,518,894)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,173,855	$—	$4,173,855
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,708,329	$—	$—	$14,708,329
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(34,689,612)	$—	$(34,689,612)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$9,790,464	$—	$9,790,464

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$4,569,930,724
Affiliated investments at value (c) (d)	3,242,538,772
Cash denominated in foreign currencies (e)	16,450
Cash collateral (f)	105,611,820
OTC swap contracts at market value	9,790,464
Unrealized appreciation on forward foreign currency exchange contracts	4,173,855
Receivable for:
Affiliated investments sold	13,322,281
Fund shares sold	20,538
Dividends and interest	3,558,760
Variation margin on futures contracts	2,140,535
Prepaid expenses	19,454

Total Assets	7,951,123,653
Liabilities
Cash collateral for OTC swap contracts	11,500,000
Collateral for securities loaned	1,119,518,894
Payables for:
Investments purchased	80,328,170
Affiliated investments purchased	82,270,476
Fund shares redeemed	951,070
Variation margin on centrally cleared swap contracts	3,688,092
Interest on OTC swap contracts	416,159
Accrued Expenses:
Management fees	3,433,835
Distribution and service fees	1,407,930
Deferred trustees’ fees	138,766
Other expenses	470,585

Total Liabilities	1,304,123,977

Net Assets	$6,646,999,676

Net Assets Consist of:
Paid in surplus	$5,468,715,597
Distributable earnings (Accumulated losses)	1,178,284,079

Net Assets	$6,646,999,676

Net Assets
Class B	$6,646,999,676
Capital Shares Outstanding*
Class B	598,998,641
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,163,923,792.
(b)	Includes securities loaned at value of $894,262,325.
(c)	Identified cost of affiliated investments was $3,018,368,135.
(d)	Includes securities loaned at value of $204,260,598.
(e)	Identified cost of cash denominated in foreign currencies was $16,279.
(f)	Includes collateral of $22,651,000 for futures contracts and $82,960,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying ETFs	$55,987,953
Dividends from affiliated investments	92,155,328
Interest	17,520,745
Securities lending income	4,550,416

Total investment income	170,214,442
Expenses
Management fees	43,437,526
Administration fees	283,768
Custodian and accounting fees	306,802
Distribution and service fees—Class B	16,475,972
Audit and tax services	57,342
Legal	49,693
Trustees’ fees and expenses	60,867
Shareholder reporting	184,092
Insurance	46,278
Miscellaneous	45,729

Total expenses	60,948,069
Less management fee waiver	(3,225,626)

Net expenses	57,722,443

Net Investment Income	112,491,999

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	66,288,247
Affiliated investments	8,703,821
Futures contracts	153,469,459
Swap contracts	264,870,243
Foreign currency transactions	363,614
Forward foreign currency transactions	(25,387,585)

Net realized gain	468,307,799

Net change in unrealized appreciation (depreciation) on:
Investments	330,154,661
Affiliated investments	339,079,374
Futures contracts	46,132,472
Swap contracts	(85,144,247)
Foreign currency transactions	(368,125)
Forward foreign currency transactions	11,390,707

Net change in unrealized appreciation	641,244,842

Net realized and unrealized gain	1,109,552,641

Net Increase in Net Assets From Operations	$1,222,044,640

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$112,491,999	$76,161,907
Net realized gain (loss)	468,307,799	(12,531,694)
Net change in unrealized appreciation (depreciation)	641,244,842	(557,534,034)

Increase (decrease) in net assets from operations	1,222,044,640	(493,903,821)

From Distributions to Shareholders
Class B	(12,843,944)	(604,729,598)

Total distributions	(12,843,944)	(604,729,598)

Decrease in net assets from capital share transactions	(818,281,170)	(178,830,436)

Total increase (decrease) in net assets	390,919,526	(1,277,463,855)

Net Assets
Beginning of period	6,256,080,150	7,533,544,005

End of period	$6,646,999,676	$6,256,080,150

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	609,101	$6,257,180	1,598,435	$16,576,170
Reinvestments	1,251,846	12,843,944	60,837,988	604,729,598
Redemptions	(81,073,531)	(837,382,294)	(78,917,800)	(800,136,204)

Net decrease	(79,212,584)	$(818,281,170)	(16,481,377)	$(178,830,436)

Decrease derived from capital shares transactions		$(818,281,170)		$(178,830,436)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.22	$10.84	$9.75	$10.33	$10.95

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.11	0.05	0.06	0.04
Net realized and unrealized gain (loss)	1.72	(0.82)	1.24	0.37	(0.04)

Total income (loss) from investment operations	1.90	(0.71)	1.29	0.43	0.00

Less Distributions
Distributions from net investment income	(0.02)	(0.15)	(0.07)	(0.15)	(0.17)
Distributions from net realized capital gains	0.00	(0.76)	(0.13)	(0.86)	(0.45)

Total distributions	(0.02)	(0.91)	(0.20)	(1.01)	(0.62)

Net Asset Value, End of Period	$11.10	$9.22	$10.84	$9.75	$10.33

Total Return (%) (b)	20.63	(7.18)	13.31	4.43	(0.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.92	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c) (d)	0.88	0.87	0.89	0.89	0.89
Ratio of net investment income to average net assets (%)	1.71	1.08	0.47	0.61	0.35
Portfolio turnover rate (%)	36	40	1	2	51
Net assets, end of period (in millions)	$6,647.0	$6,256.1	$7,533.5	$7,327.5	$7,482.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $161,786,492 in the Subsidiary, representing 2.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $631,815,530. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $258,251,142. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Consolidated Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures and treasury futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (b) (c)	$4,507,965	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$34,689,612

Equity	Unrealized appreciation on futures contracts (b) (c)	10,200,364
Commodity	OTC swap contracts at market value (d)	9,790,464
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,173,855

Total		$28,672,648		$34,689,612

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $416,159.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$4,173,855	$—	$—	$4,173,855
JPMorgan Chase Bank N.A.	9,790,464	—	(9,790,464)	—

	$13,964,319	$—	$(9,790,464)	$4,173,855

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(25,387,585)	$(25,387,585)
Futures contracts	21,393,643	132,075,816	—	—	153,469,459
Swap contracts	261,036,882	—	3,833,361	—	264,870,243

	$282,430,525	$132,075,816	$3,833,361	$(25,387,585)	$392,952,117

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$11,390,707	$11,390,707
Futures contracts	(9,898,513)	56,030,985	—	—	46,132,472
Swap contracts	(116,039,902)	—	30,895,655	—	(85,144,247)

	$(125,938,415)	$56,030,985	$30,895,655	$11,390,707	$(27,621,068)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$786,384,274
Futures contracts long	1,311,723,642
Futures contracts short	(710,490,400)
Swap contracts	2,175,795,637

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,991,354,005	$0	$1,827,801,658

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$43,437,526	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	First $100 million
0.100%	$100 million to $300 million
0.050%	$300 million to $600 million
0.025%	$600 million to $1 billion
0.020%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.060%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
iShares Core MSCI EAFE ETF	$942,642,250	$459,031,162	$(150,897,549)	$(12,179,437)	$214,376,075	$1,452,972,501
iShares Core S&P 500 ETF	—	444,271,280	(43,723,654)	1,797,732	52,864,160	455,209,518
iShares Core U.S. Aggregate Bond ETF	356,964,597	970,391,162	(169,910,951)	9,543,776	34,525,843	1,201,514,427
iShares iBoxx $ Investment Grade Corporate Bond ETF	410,084,792	32,853,723	(466,515,669)	6,608,181	16,968,973	—
iShares Intermediate-Term Corporate Bond ETF	116,472,260	97,854,955	(95,667,918)	2,289,988	11,893,041	132,842,326
iShares Short-Term Corporate Bond ETF	450,399,484	—	(459,494,347)	643,581	8,451,282	—

	$2,276,563,383	$2,004,402,282	$(1,386,210,088)	$8,703,821	$339,079,374	$3,242,538,772

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2019
iShares Core MSCI EAFE ETF	$45,638,102	22,271,191
iShares Core S&P 500 ETF	7,649,177	1,408,271
iShares Core U.S. Aggregate Bond ETF	23,913,240	10,692,484
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,465,946	—
iShares Intermediate-Term Corporate Bond ETF	4,675,782	2,291,175
iShares Short-Term Corporate Bond ETF	4,813,081	—

	$92,155,328

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$7,220,239,666

Gross unrealized appreciation	609,964,908
Gross unrealized depreciation	(42,634,226)

Net unrealized appreciation (depreciation)	$567,330,682

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$12,843,944	$418,185,942	$—	$186,543,656	$12,843,944	$604,729,598

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$422,898,232	$188,193,762	$567,330,853	$—	$1,178,422,847

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $9,688,070.

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019 and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the three- and five-year periods ended October 31, 2019 and outperformed its benchmark for the one-year period ended October 31, 2019. The Board also noted that the Portfolio underperformed its blended index for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the BlackRock High Yield Portfolio returned 15.05% and 14.85%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 14.32%.

MARKET ENVIRONMENT / CONDITIONS

Return dispersion by credit rating was high yield’s key investment theme in 2019. Despite the strong overall market rally indicating a sentiment reversal for high yield, returns have not been driven by a low-quality rally. Rather, BB-rated and B-rated bonds returned 15.69% and 15.61% each for the year, while CCC-rated bonds lagged meaningfully at 11.25%. While this trend ‘feels’ counterintuitive, it signals investors’ preference for up-in-quality exposure and a lack of true risk-on sentiment. After fourth quarter 2018’s pullback investors bought the dip while managers executed upon these flows in a relatively conservative manner. Primary markets also reflected a relative distaste for CCC-rated bonds, as lower quality issuance declined to 10% of 2019 deals versus greater than 21% in 2018. That said, this trend reversed meaningfully in December as CCC-rated stole the show after an otherwise poor showing throughout 2019. This rating segment returned nearly 5% in December (versus 2% or less for BB-rated and B-rated bonds) on the back of the positive macro environment described above. 2019 marked a meaningful return in high yield demand from retail investors, with $19.3 billion in total inflows after several years of outflow activity, as measured by the U.S. high yield mutual fund and exchange-traded fund flows. Fourth quarter 2019’s inflows totaled $3.6 billion specifically, which was the second highest reading of the year. Primary market activity ended 2019 on a firm note, with $67.9 billion of new issue coming to market over the quarter. Net issuance was relatively light, as refinancing continues to dominate use-of-proceeds. The fourth quarter’s deals brought 2019 gross issuance to $286.6 billion, an increase of 52% year-over-year (“YoY”). When adjusting for refinancing volume, however, net issuance of $93.3 billion represents a 28% YoY growth rate. Turning to the high yield market’s overall default rate, it reached 2.86% to end the year, as measured by the U.S. corporate credit rated BB+ and below. Despite a 98 basis point (or 0.98%) uptick year-to-date (in large part driven by Energy-related names), the default rate remained meaningfully below long-term averages of 3.46%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Security selection was a key positive driver of performance in 2019, specifically within Technology, Energy, and Pharmaceuticals. By contrast, an underweight allocation to the retailers, finance companies and home construction detracted from performance. From an asset allocation perspective, the Portfolio’s tactical allocation to bank loans contributed modestly to performance. By credit rating, the Portfolio’s security selection within CCC-rated and below names contributed significantly to outperformance versus the benchmark while the Portfolio’s underweight to BB-rated credits was a slight detractor.

The Portfolio’s broad themes remained generally consistent throughout the year, though asset allocation changes and sector-specific shifts reflected evolving market conditions as warranted. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits. Within the CCC space, the Portfolio maintained a slight overweight, tactically reducing this position over the period. Importantly, our conviction for the Portfolio’s CCC-rated credits is based on at least one of the following: a potential for near-term upgrade to single B-rated, a near-term catalyst for price appreciation, and/or it is short duration paper with substantial yield.

From an asset allocation perspective, bank loans comprised the Portfolio’s largest out-of-benchmark position. Throughout the year, we meaningfully reduced this exposure as more attractive relative value appeared in core high yield bonds. The Portfolio maintained a tactical position to liquid high yield index securities (Credit Default Swap Index and Exchange-Traded Funds) as an efficient means of portfolio management.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

Finally, from a sector standpoint at the end of the period, the Portfolio’s top sector overweights were to the Technology, Aerospace & Defense, and Pharmaceuticals sectors. The Portfolio’s largest sector underweights included Retailers, Home Construction and Finance companies.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	15.05	5.90	7.71
Class B	14.85	5.62	7.44
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	14.32	6.14	7.55

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
Corporate Bonds & Notes	85.0
Floating Rate Loans	8.7
Common Stocks	1.0
Asset-Backed Securities	0.9
Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.67%	$1,000.00	$1,046.70	$3.46
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a)	Actual	0.92%	$1,000.00	$1,044.60	$4.74
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—85.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, 03/15/30 (144A)	413,000	$420,228
5.000%, 08/15/27 (144A)	839,000	878,852
Summer BC Holdco A Sarl 9.250%, 10/31/27 (EUR)	100,000	114,750
Summer BC Holdco B SARL 5.750%, 10/31/26 (EUR)	200,000	233,538
Terrier Media Buyer, Inc. 8.875%, 12/15/27 (144A)	1,010,000	1,068,075

		2,715,443

Aerospace/Defense—4.1%
Arconic, Inc. 5.125%, 10/01/24	2,243,000	2,444,870
BBA U.S. Holdings, Inc.
4.000%, 03/01/28 (144A)	835,000	823,561
5.375%, 05/01/26 (144A)	606,000	637,882
Bombardier, Inc.
5.750%, 03/15/22 (144A)	136,000	140,463
6.125%, 01/15/23 (144A)	760,000	779,380
7.500%, 12/01/24 (144A)	960,000	1,008,605
7.500%, 03/15/25 (144A)	589,000	607,400
7.875%, 04/15/27 (144A)	2,863,000	2,945,311
8.750%, 12/01/21 (144A)	755,000	827,197
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, 08/15/26 (144A)	464,000	489,520
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	970,000	1,037,900
Moog, Inc. 4.250%, 12/15/27 (144A) (a)	311,000	316,474
SSL Robotics LLC 9.750%, 12/31/23 (144A)	330,000	358,875
TransDigm UK Holdings plc 6.875%, 05/15/26	1,164,000	1,239,660
TransDigm, Inc.
5.500%, 11/15/27 (144A)	1,123,000	1,135,611
6.250%, 03/15/26 (144A)	13,189,000	14,278,543
Triumph Group, Inc. 6.250%, 09/15/24 (144A)	745,000	783,181

		29,854,433

Agriculture—0.0%
Darling Ingredients, Inc. 5.250%, 04/15/27 (144A)	267,000	284,021

Apparel—0.1%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	488,000	524,600

Auto Manufacturers—0.4%
Allison Transmission, Inc. 5.875%, 06/01/29 (144A)	751,000	822,345
Ford Motor Credit Co. LLC 2.330%, 11/25/25 (EUR)	100,000	114,270
Jaguar Land Rover Automotive plc 6.875%, 11/15/26 (EUR)	100,000	117,778

Auto Manufacturers—(Continued)
Navistar International Corp. 6.625%, 11/01/25 (144A)	547,000	557,256
Tesla, Inc. 5.300%, 08/15/25 (144A)	504,000	488,880
Volkswagen International Finance NV 3.375%, 6Y EUR Swap + 2.970%, 06/27/24 (EUR) (a)	100,000	119,708
Wabash National Corp. 5.500%, 10/01/25 (144A)	513,000	513,000

		2,733,237

Auto Parts & Equipment—1.0%
GKN Holdings, Ltd. 4.625%, 05/12/32 (GBP)	100,000	136,394
IHO Verwaltungs GmbH
3.625%, 4.375% PIK, 05/15/25 (EUR) (b)	113,000	132,613
3.875%, 4.625% PIK, 05/15/27 (EUR) (b)	101,000	119,806
Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.
4.375%, 05/15/26 (EUR)	167,000	196,353
6.250%, 05/15/26 (144A)	2,672,000	2,879,080
8.500%, 05/15/27 (144A)	3,614,000	3,839,875
ZF Europe Finance B.V.
1.250%, 10/23/23 (EUR)	100,000	114,573
2.500%, 10/23/27 (EUR)	100,000	115,626

		7,534,320

Banks—3.0%
Allied Irish Banks plc 4.125%, 5Y EUR Swap + 3.950%, 11/26/25 (EUR) (a)	100,000	115,900
Banco BPM S.p.A. 2.500%, 06/21/24 (EUR)	100,000	115,891
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (c)	400,000	76,276
4.750%, 01/15/18 (EUR) (c)	1,000,000	190,689
Bank of America Corp.
6.100%, 3M LIBOR + 3.898%, 03/17/25 (a)	1,479,000	1,647,310
6.250%, 3M LIBOR + 3.705%, 09/05/24 (a)	1,320,000	1,466,850
6.300%, 3M LIBOR + 4.553%, 03/10/26 (a) (d)	640,000	739,200
6.500%, 3M LIBOR + 4.174%, 10/23/24 (a) (d)	1,395,000	1,583,325
Barclays plc
4.375%, 09/11/24	1,330,000	1,396,135
5.200%, 05/12/26	400,000	437,497
CIT Group, Inc.
5.800%, 3M LIBOR + 3.972%, 06/15/22 (a) (d)	569,000	584,647
6.000%, 04/01/36	1,604,000	1,676,180
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	123,565
Goldman Sachs Group, Inc. (The)
4.950%, 5Y H15 + 3.224%, 02/10/25 (a)	360,000	372,960
5.000%, 3M LIBOR + 2.874%, 11/10/22 (a)	271,000	273,032
Hongkong & Shanghai Banking Corp., Ltd. (The) 1.927%, 3M LIBOR, 01/27/20 (a)	50,000	38,503
JPMorgan Chase & Co.
5.000%, SOFR + 3.380%, 08/01/24 (a)	2,610,000	2,714,400
5.229%, 3M LIBOR + 3.320%, 04/01/20 (a) (d)	350,000	352,625
5.300%, 3M LIBOR + 3.800%, 05/01/20 (a)	2,335,000	2,352,746

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co.
6.100%, 3M LIBOR + 3.330%, 10/01/24 (a)	1,237,000	$1,349,938
6.125%, 3M LIBOR + 3.330%, 04/30/24 (a)	243,000	265,478
6.750%, 3M LIBOR + 3.780%, 02/01/24 (a)	425,000	479,931
Morgan Stanley 5.550%, 3M LIBOR + 3.810%, 07/15/20 (a)	345,000	351,845
National Westminster Bank plc 2.159%, 02/28/20 (a)	40,000	34,412
Royal Bank of Scotland Group plc 8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a)	238,000	257,349
UniCredit S.p.A. 4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (a)	100,000	118,916
Wells Fargo & Co. 5.875%, 3M LIBOR + 3.990%, 06/15/25 (a)	2,134,000	2,374,075

		21,489,675

Building Materials—0.6%
Cemex S.A.B. de C.V. 3.125%, 03/19/26 (EUR)	100,000	116,269
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	732,000	733,830
Holcim Finance Luxembourg S.A. 3.000%, 5Y EURIBOR Swap + 3.074%, 07/05/24 (EUR) (a)	200,000	236,678
JELD-WEN, Inc.
4.625%, 12/15/25 (144A)	311,000	320,175
4.875%, 12/15/27 (144A)	40,000	40,900
Masonite International Corp.
5.375%, 02/01/28 (144A)	339,000	358,069
5.750%, 09/15/26 (144A)	64,000	68,000
Norbord, Inc. 6.250%, 04/15/23 (144A)	486,000	520,020
Standard Industries, Inc.
2.250%, 11/21/26 (EUR)	100,000	115,476
5.375%, 11/15/24 (144A)	867,000	890,843
6.000%, 10/15/25 (144A)	793,000	833,641

		4,233,901

Chemicals—1.8%
Atotech Alpha 2 B.V. 8.750%, 9.50% PIK, 06/01/23 (144A) (b)	574,000	585,480
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A)	2,634,000	2,699,850
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A)	459,000	475,065
Blue Cube Spinco LLC
9.750%, 10/15/23	1,007,000	1,082,847
10.000%, 10/15/25	1,008,000	1,114,616
Chemours Co. (The)
5.375%, 05/15/27	320,000	283,200
6.625%, 05/15/23 (d)	389,000	390,490
Element Solutions, Inc. 5.875%, 12/01/25 (144A)	2,904,000	3,038,310
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	458,000	480,900
Monitchem HoldCo 3 S.A.
5.250%, 3M EURIBOR + 5.250%, 03/15/25 (EUR) (a)	200,000	231,575

Chemicals—(Continued)
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	161,000	166,233
OCI NV
5.000%, 04/15/23 (EUR)	110,000	128,168
5.250%, 11/01/24 (144A)	368,000	381,800
PQ Corp. 5.750%, 12/15/25 (144A)	1,236,000	1,291,620
TPC Group, Inc. 10.500%, 08/01/24 (144A)	528,000	531,960
WR Grace & Co-Conn 5.625%, 10/01/24 (144A) (d)	275,000	303,875

		13,185,989

Coal—0.1%
CONSOL Energy, Inc. 11.000%, 11/15/25 (144A)	1,095,000	932,809

Commercial Services—3.6%
ASGN, Inc. 4.625%, 05/15/28 (144A)	592,000	608,505
Ashtead Capital, Inc.
4.000%, 05/01/28 (144A)	400,000	404,000
4.250%, 11/01/29 (144A)	455,000	464,669
Capitol Investment Merger Sub 2 LLC 10.000%, 08/01/24 (144A)	379,000	393,213
Europcar Mobility Group 4.000%, 04/30/26 (EUR)	100,000	108,547
Flexi-Van Leasing, Inc. 10.000%, 02/15/23 (144A)	219,000	207,503
Gartner, Inc. 5.125%, 04/01/25 (144A)	418,000	435,242
Graham Holdings Co. 5.750%, 06/01/26 (144A)	384,000	409,920
GW B-CR Security Corp. 9.500%, 11/01/27 (144A)	140,000	149,450
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	902,000	949,355
Hertz Corp. (The)
6.000%, 01/15/28 (144A)	684,000	684,000
7.625%, 06/01/22 (144A)	307,000	319,280
Hertz Holdings Netherlands B.V. 5.500%, 03/30/23 (EUR)	126,000	147,030
House of Finance NV (The) 4.375%, 07/15/26 (EUR)	100,000	115,227
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	134,000	157,823
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	3,550,000	3,664,266
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	155,000	166,819
Loxam SAS 3.750%, 07/15/26 (EUR)	100,000	117,969
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A)	1,643,000	1,589,602
Nexi S.p.A. 1.750%, 10/31/24 (EUR)	120,000	138,317

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A)	163,000	$167,890
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, 04/15/24 (144A)	306,000	323,748
5.750%, 04/15/26 (144A) (d)	1,053,000	1,144,485
Refinitiv U.S. Holdings, Inc.
4.500%, 05/15/26 (EUR)	188,000	229,490
4.500%, 05/15/26 (144A) (EUR)	895,000	1,092,518
6.250%, 05/15/26 (144A)	158,000	172,418
8.250%, 11/15/26 (144A)	1,881,000	2,118,476
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	204,000	212,670
Service Corp. International 5.125%, 06/01/29	766,000	813,875
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A)	817,000	847,637
Sotheby’s 7.375%, 10/15/27 (144A) (d)	700,000	708,750
Team Health Holdings, Inc. 6.375%, 02/01/25 (144A) (d)	200,000	133,500
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	100,000	121,003
United Rentals North America, Inc.
3.875%, 11/15/27	511,000	521,705
4.625%, 10/15/25	878,000	902,672
4.875%, 01/15/28	355,000	369,637
5.500%, 07/15/25	118,000	122,609
5.500%, 05/15/27	842,000	902,009
5.875%, 09/15/26	81,000	86,893
Verisure Holding AB 3.500%, 05/15/23 (EUR)	119,000	137,387
Verisure Midholding AB 5.750%, 12/01/23 (EUR)	100,000	115,395
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,159,000	3,455,156
WEX, Inc. 4.750%, 02/01/23 (144A)	388,000	390,910

		26,321,570

Computers—1.3%
Banff Merger Sub, Inc.
8.375%, 09/01/26 (EUR)	100,000	105,882
9.750%, 09/01/26 (144A)	3,441,000	3,484,012
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 (144A)	882,000	906,255
Dell International LLC / EMC Corp. 7.125%, 06/15/24 (144A)	1,266,000	1,335,630
Harland Clarke Holdings Corp. 8.375%, 08/15/22 (144A)	295,000	240,425
NCR Corp.
5.750%, 09/01/27 (144A)	265,000	282,225
6.125%, 09/01/29 (144A)	635,000	689,051
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	1,769,000	1,826,493
Western Digital Corp. 4.750%, 02/15/26 (d)	773,000	805,853

		9,675,826

Distribution/Wholesale—1.6%
American Builders & Contractors Supply Co., Inc.
4.000%, 01/15/28 (144A)	757,000	768,355
5.875%, 05/15/26 (144A)	1,044,000	1,109,250
Core & Main Holdings L.P. 8.625%, 9.375% PIK, 09/15/24, (144A) (b)	1,047,000	1,088,880
Core & Main L.P. 6.125%, 08/15/25 (144A) (d)	1,628,000	1,689,050
HD Supply, Inc. 5.375%, 10/15/26 (144A)	3,605,000	3,821,300
IAA, Inc. 5.500%, 06/15/27 (144A)	813,000	863,812
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	383,000	398,320
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	585,000	625,219
Wolverine Escrow LLC
8.500%, 11/15/24 (144A)	484,000	500,940
9.000%, 11/15/26 (144A)	878,000	919,705

		11,784,831

Diversified Financial Services—2.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/27 (144A)	266,000	284,160
Allied Universal Holding Co. LLC 6.625%, 07/15/26 (144A)	2,608,000	2,802,817
Ally Financial, Inc. 8.000%, 11/01/31	2,912,000	4,042,147
Arrow Global Finance plc 5.125%, 09/15/24 (GBP)	100,000	134,712
Cabot Financial Luxembourg S.A.
6.375%, 3M EURIBOR + 6.375%, 06/14/24 (EUR) (a)	100,000	116,376
7.500%, 10/01/23 (GBP)	100,000	137,443
Fairstone Financial, Inc. 7.875%, 07/15/24 (144A)	315,000	338,625
Garfunkelux Holdco 3 S.A. 7.500%, 08/01/22 (EUR)	300,000	335,669
Global Aircraft Leasing Co., Ltd. 6.500%, PIK, 09/15/24 (144A) (b)	1,402,000	1,462,917
Intrum AB 3.500%, 07/15/26 (EUR)	101,000	115,756
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (c)	4,500,000	79,753
4.750%, 01/16/14 (EUR) (c)	2,140,000	37,927
5.375%, 10/17/12 (EUR) (c)	350,000	6,203
LHC3 plc 4.125 PIK, 08/15/24 (EUR) (b)	200,000	231,855
Mulhacen Pte, Ltd. 6.500%,7.250%,PIK, 08/01/23 (EUR) (b)	122,036	112,248
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/23 (144A)	575,000	608,649
9.125%, 07/15/26 (144A)	739,000	818,442
Navient Corp.
5.875%, 10/25/24	464,000	496,480
6.625%, 07/26/21	422,000	446,265
6.750%, 06/25/25 (d)	257,000	283,728

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Navient Corp.
6.750%, 06/15/26	258,000	$283,568
7.250%, 09/25/23	218,000	246,346
NFP Corp. 8.000%, 07/15/25 (144A)	232,000	236,640
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A)	1,000,000	1,056,750
Springleaf Finance Corp.
5.375%, 11/15/29	332,000	346,542
6.625%, 01/15/28	535,000	603,908
6.875%, 03/15/25	648,000	737,100
7.125%, 03/15/26	873,000	1,009,363

		17,412,389

Electric—2.3%
Calpine Corp.
4.500%, 02/15/28 (144A)	1,173,000	1,183,405
5.125%, 03/15/28 (144A)	2,850,000	2,908,995
5.250%, 06/01/26 (144A)	936,000	974,610
5.750%, 01/15/25	1,180,000	1,210,975
Clearway Energy Operating LLC
4.750%, 03/15/28 (144A)	630,000	638,662
5.750%, 10/15/25	383,000	403,108
ContourGlobal Power Holdings S.A.
3.375%, 08/01/23 (EUR)	100,000	115,518
4.125%, 08/01/25 (EUR)	100,000	117,543
Electricite de France S.A.
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (a)	200,000	231,070
4.500%, 12/04/69	200,000	203,882
Naturgy Finance BV
3.375%, 9Y EUR Swap + 3.079%, 04/24/24 (EUR) (a)	100,000	120,291
4.125%, 8Y EUR Swap + 3.353%, 11/18/22 (EUR) (a)	200,000	242,848
NextEra Energy Operating Partners L.P.
4.250%, 07/15/24 (144A)	1,145,000	1,192,231
4.250%, 09/15/24 (144A)	223,000	231,920
4.500%, 09/15/27 (144A)	310,000	323,175
NRG Energy, Inc.
3.750%, 06/15/24 (144A)	323,000	333,720
4.450%, 06/15/29 (144A)	1,077,000	1,126,747
5.250%, 06/15/29 (144A)	1,727,000	1,867,319
5.750%, 01/15/28	80,000	86,800
6.625%, 01/15/27	768,000	833,280
RWE AG 2.750%, 5Y EUR Swap + 2.643%, 04/21/75 (EUR) (a)	100,000	113,745
Talen Energy Supply LLC
6.500%, 06/01/25	110,000	93,877
10.500%, 01/15/26 (144A)	110,000	104,638
Vistra Operations Co. LLC
3.550%, 07/15/24 (144A)	505,000	511,139
4.300%, 07/15/29 (144A)	1,211,000	1,233,772

		16,403,270

Electrical Components & Equipment—0.1%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	120,000

Electrical Components & Equipment—(Continued)
Energizer Holdings, Inc.
6.375%, 07/15/26 (144A)	134,000	142,710
7.750%, 01/15/27 (144A)	691,000	772,227

		1,034,937

Electronics—0.5%
ADT Security Corp. (The)
4.125%, 06/15/23	10,000	10,313
4.875%, 07/15/32 (144A)	1,238,000	1,135,865
APX Group, Inc.
7.875%, 12/01/22 (d)	291,000	293,546
8.500%, 11/01/24 (144A)	226,000	232,780
8.750%, 12/01/20	575,000	575,000
Itron, Inc. 5.000%, 01/15/26 (144A)	55,000	56,994
Sensata Technologies B.V.
5.000%, 10/01/25 (144A)	965,000	1,048,231
5.625%, 11/01/24 (144A)	161,000	179,112
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A)	366,000	373,108

		3,904,949

Energy-Alternate Sources—0.3%
Pattern Energy Group, Inc. 5.875%, 02/01/24 (144A)	599,000	616,221
TerraForm Power Operating LLC
4.250%, 01/31/23 (144A)	521,000	536,354
4.750%, 01/15/30 (144A)	721,000	733,618
5.000%, 01/31/28 (144A)	336,000	355,256

		2,241,449

Engineering & Construction—0.4%
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A)	633,000	648,825
Ferrovial Netherlands B.V. 2.124%, 5Y EUR Swap + 2.127%, 02/04/23 (EUR) (a)	200,000	219,180
frontdoor, inc. 6.750%, 08/15/26 (144A)	890,000	970,100
Heathrow Finance plc 4.125%, 09/01/29 (GBP)	100,000	134,473
New Enterprise Stone & Lime Co., Inc.
6.250%, 03/15/26 (144A)	166,000	173,885
10.125%, 04/01/22 (144A) (d)	334,000	353,623
SPIE S.A. 2.625%, 06/18/26 (EUR)	100,000	117,218

		2,617,304

Entertainment—2.1%
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	479,000	520,913
Cedar Fair L.P. 5.250%, 07/15/29 (144A)	853,000	919,108
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	606,000	627,210

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Churchill Downs, Inc.
5.500%, 04/01/27 (144A)	2,013,000	$2,133,780
Cirsa Finance International Sarl 7.875%, 12/20/23 (144A)	200,000	211,434
CPUK Finance, Ltd.
4.250%, 02/28/47 (GBP)	100,000	134,541
4.875%, 02/28/47 (GBP)	100,000	136,501
Eldorado Resorts, Inc. 6.000%, 09/15/26	259,000	285,224
Entertainment One, Ltd. 4.625%, 07/15/26 (GBP)	100,000	143,038
LHMC Finco 2 Sarl 7.250%, PIK, 10/02/25 (EUR) (b)	100,000	116,236
Lions Gate Capital Holdings LLC
5.875%, 11/01/24 (144A)	367,000	372,505
6.375%, 02/01/24 (144A)	54,000	56,431
Live Nation Entertainment, Inc.
4.750%, 10/15/27 (144A)	415,000	429,525
4.875%, 11/01/24 (144A)	67,000	69,345
Motion Bondco DAC 6.625%, 11/15/27 (144A) (d)	200,000	211,500
Scientific Games International, Inc.
3.375%, 02/15/26 (EUR)	200,000	232,147
5.000%, 10/15/25 (144A)	1,423,000	1,490,593
7.000%, 05/15/28 (144A)	569,000	608,830
7.250%, 11/15/29 (144A)	562,000	611,175
8.250%, 03/15/26 (144A)	1,967,000	2,168,617
Six Flags Entertainment Corp.
4.875%, 07/31/24 (144A)	980,000	1,015,525
5.500%, 04/15/27 (144A)	1,076,000	1,147,285
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (c) (e) (f) (g)	283,116	0
William Hill plc 4.750%, 05/01/26 (GBP)	200,000	274,246
WMG Acquisition Corp.
4.125%, 11/01/24 (EUR)	90,000	104,183
5.500%, 04/15/26 (144A)	373,000	392,583
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	1,064,000	1,142,470

		15,554,945

Environmental Control—0.9%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	336,000	349,440
Clean Harbors, Inc.
4.875%, 07/15/27 (144A)	600,000	631,500
5.125%, 07/15/29 (144A)	516,000	553,462
GFL Environmental, Inc.
5.125%, 12/15/26 (144A)	938,000	986,194
5.375%, 03/01/23 (144A)	62,000	63,860
7.000%, 06/01/26 (144A)	1,552,000	1,639,533
8.500%, 05/01/27 (144A)	1,279,000	1,406,900
Tervita Corp. 7.625%, 12/01/21 (144A)	675,000	679,219

Environmental Control—(Continued)
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	461,000	480,592

		6,790,700

Food—1.7%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
4.625%, 01/15/27 (144A)	827,000	826,008
5.750%, 03/15/25	246,000	254,610
5.875%, 02/15/28 (144A)	882,000	937,125
6.625%, 06/15/24	253,000	264,805
Chobani LLC / Chobani Finance Corp., Inc. 7.500%, 04/15/25 (144A)	888,000	892,440
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A)	2,466,000	2,552,310
5.875%, 07/15/24 (144A)	518,000	533,022
6.500%, 04/15/29 (144A)	1,730,000	1,922,514
6.750%, 02/15/28 (144A)	478,000	528,195
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 5.500%, 01/15/30 (144A)	1,091,000	1,171,843
Nomad Foods Bondco plc 3.250%, 05/15/24 (EUR)	100,000	114,952
Post Holdings, Inc.
5.500%, 03/01/25 (144A)	62,000	64,945
5.500%, 12/15/29 (144A)	1,135,000	1,210,250
5.750%, 03/01/27 (144A)	105,000	112,613
Simmons Foods, Inc. 7.750%, 01/15/24 (144A)	590,000	635,725

		12,021,357

Food Service—0.2%
Aramark Services, Inc.
4.750%, 06/01/26	275,000	286,000
5.000%, 04/01/25 (144A)	432,000	450,360
5.000%, 02/01/28 (144A)	713,000	751,324

		1,487,684

Forest Products & Paper—0.0%
Wepa Hygieneprodukte GmbH 2.875%, 12/15/27 (EUR)	100,000	115,978

Hand/Machine Tools—0.3%
Colfax Corp.
6.000%, 02/15/24 (144A)	1,171,000	1,244,187
6.375%, 02/15/26 (144A)	593,000	646,370

		1,890,557

Healthcare-Products—1.7%
Avantor, Inc.
4.750%, 10/01/24 (EUR)	107,000	127,673
6.000%, 10/01/24 (144A)	3,600,000	3,838,428
9.000%, 10/01/25 (144A)	2,628,000	2,936,869
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	192,000	197,520

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Hologic, Inc.
4.375%, 10/15/25 (144A)	275,000	$283,937
4.625%, 02/01/28 (144A)	450,000	477,000
Immucor, Inc. 11.125%, 02/15/22 (144A)	216,000	215,460
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A) (d)	4,112,000	4,086,300
Teleflex, Inc.
4.625%, 11/15/27	28,000	29,675
4.875%, 06/01/26	391,000	408,595

		12,601,457

Healthcare-Services—5.2%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	119,000	119,893
AHP Health Partners, Inc. 9.750%, 07/15/26 (144A) (d)	392,000	430,710
Catalent Pharma Solutions, Inc.
4.875%, 01/15/26 (144A)	564,000	583,740
5.000%, 07/15/27 (144A)	838,000	877,805
Centene Corp.
4.250%, 12/15/27 (144A)	1,511,000	1,554,441
4.625%, 12/15/29 (144A)	3,520,000	3,709,552
4.750%, 01/15/25	108,000	112,183
5.375%, 06/01/26 (144A)	732,000	776,835
Charles River Laboratories International, Inc.
4.250%, 05/01/28 (144A)	480,000	489,000
5.500%, 04/01/26 (144A)	941,000	1,011,575
CHS/Community Health Systems Inc.
8.000%, 03/15/26 (144A)	1,420,000	1,462,600
8.625%, 01/15/24 (144A)	1,543,000	1,635,580
Eagle Holding Co. II LLC
7.625%, 8.375% PIK, 05/15/22 (144A) (b)	162,000	164,550
7.750%, 7.750%, PIK, 05/15/22 (144A) (b)	783,000	795,043
Envision Healthcare Corp. 8.750%, 10/15/26 (144A) (d)	459,000	284,580
HCA, Inc.
5.375%, 02/01/25	1,326,000	1,466,331
5.375%, 09/01/26	703,000	782,966
5.625%, 09/01/28	1,739,000	1,981,764
5.875%, 02/15/26	65,000	73,913
5.875%, 02/01/29 (d)	1,550,000	1,792,187
MEDNAX, Inc.
5.250%, 12/01/23 (144A)	358,000	366,055
6.250%, 01/15/27 (144A)	1,454,000	1,490,350
Molina Healthcare, Inc.
4.875%, 06/15/25 (144A)	498,000	511,695
5.375%, 11/15/22	372,000	395,429
Polaris Intermediate Corp. 8.500%, PIK, 12/01/22 (144A) (b) (d)	930,698	866,713
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	1,296,000	1,370,520
Surgery Center Holdings, Inc.
6.750%, 07/01/25 (144A)	1,036,000	1,036,000
10.000%, 04/15/27 (144A) (d)	417,000	457,658

Healthcare-Services—(Continued)
Tenet Healthcare Corp.
4.625%, 07/15/24	1,463,000	1,497,746
4.625%, 09/01/24 (144A)	777,000	810,100
4.875%, 01/01/26 (144A)	3,064,000	3,209,234
5.125%, 11/01/27 (144A)	1,970,000	2,080,812
6.250%, 02/01/27 (144A)	620,000	667,275
8.125%, 04/01/22	1,141,000	1,262,231
WellCare Health Plans, Inc.
5.250%, 04/01/25	677,000	704,080
5.375%, 08/15/26 (144A)	1,247,000	1,328,055

		38,159,201

Home Builders—1.0%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	78,000	79,170
6.250%, 09/15/27 (144A)	510,000	538,050
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	291,769
Lennar Corp.
4.750%, 11/29/27	1,153,000	1,242,357
4.875%, 12/15/23	139,000	148,556
5.250%, 06/01/26	881,000	964,695
Mattamy Group Corp. 5.250%, 12/15/27 (144A)	310,000	322,400
MDC Holdings, Inc. 6.000%, 01/15/43	268,000	278,720
Meritage Homes Corp. 5.125%, 06/06/27	129,000	137,385
PulteGroup, Inc.
6.000%, 02/15/35	583,000	650,045
6.375%, 05/15/33	413,000	482,177
Taylor Morrison Communities, Inc. 5.875%, 06/15/27 (144A)	573,000	630,300
TRI Pointe Group, Inc.
4.875%, 07/01/21	288,000	295,200
5.250%, 06/01/27	174,000	181,830
5.875%, 06/15/24	107,000	116,363
Williams Scotsman International, Inc.
6.875%, 08/15/23 (144A)	1,077,000	1,133,542
7.875%, 12/15/22 (144A)	111,000	115,718

		7,608,277

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	14,000	14,752

Household Products/Wares—0.1%
Spectrum Brands, Inc.
5.000%, 10/01/29 (144A)	234,000	241,605
5.750%, 07/15/25	162,000	169,091

		410,696

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—1.1%
Acrisure LLC / Acrisure Finance, Inc. 8.125%, 02/15/24 (144A)	660,000	$717,750
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750%, 10/15/27 (144A)	2,040,000	2,184,738
AmWINS Group, Inc. 7.750%, 07/01/26 (144A)	752,000	831,058
Ardonagh Midco 3 plc 8.625%, 07/15/23 (144A) (d)	630,000	625,275
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (a)	100,000	137,829
Galaxy Bidco, Ltd. 6.500%, 07/31/26 (GBP)	100,000	139,997
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A)	611,000	635,440
HUB International, Ltd.
7.000%, 05/01/26 (144A)	2,642,000	2,793,915

		8,066,002

Internet—1.5%
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/01/27 (144A)	491,000	516,777
Netflix, Inc.
3.625%, 06/15/30 (EUR)	118,000	136,001
3.875%, 11/15/29 (EUR)	199,000	236,053
4.875%, 04/15/28	51,000	52,974
4.875%, 06/15/30 (144A)	1,075,000	1,091,797
5.375%, 11/15/29 (144A)	995,000	1,059,655
5.875%, 11/15/28	1,852,000	2,053,053
Twitter, Inc. 3.875%, 12/15/27 (144A)	262,000	261,864
Uber Technologies, Inc.
7.500%, 11/01/23 (144A)	550,000	574,750
7.500%, 09/15/27 (144A)	353,000	362,157
8.000%, 11/01/26 (144A)	399,000	415,957
United Group B.V. 4.875%, 07/01/24 (EUR)	100,000	116,937
Zayo Group LLC / Zayo Capital, Inc.
5.750%, 01/15/27 (144A)	3,431,000	3,486,754
6.000%, 04/01/23	231,000	236,198
6.375%, 05/15/25	553,000	570,049

		11,170,976

Investment Companies—0.4%
Icahn Enterprises Co. 5.250%, 05/15/27 (144A)	758,000	775,154
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.750%, 09/15/24 (144A)	175,000	179,812
6.250%, 05/15/26	948,000	1,009,620
6.375%, 12/15/25	586,000	614,567
6.750%, 02/01/24	50,000	51,875
Owl Rock Capital Corp.
4.000%, 03/30/25	265,000	265,791
5.250%, 04/15/24	196,000	207,821

		3,104,640

Iron/Steel—0.2%
Allegheny Technologies, Inc. 5.875%, 12/01/27	568,000	596,400
Big River Steel LLC / BRS Finance Corp. 7.250%, 09/01/25 (144A)	587,000	619,285
thyssenKrupp AG
1.875%, 03/06/23 (EUR)	43,000	48,338
2.875%, 02/22/24 (EUR)	181,000	209,332

		1,473,355

Leisure Time—0.4%
Pinnacle Bidco plc 6.375%, 02/15/25 (GBP)	100,000	138,421
Sabre GLBL, Inc.
5.250%, 11/15/23 (144A)	386,000	396,132
5.375%, 04/15/23 (144A)	536,000	549,132
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	1,664,000	1,778,400

		2,862,085

Lodging—1.2%
Hilton Domestic Operating Co., Inc.
4.250%, 09/01/24	94,000	95,763
4.875%, 01/15/30	2,689,000	2,848,740
5.125%, 05/01/26	728,000	766,220
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	383,562
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	86,000	93,633
MGM Resorts International
5.750%, 06/15/25	92,000	103,040
6.000%, 03/15/23	859,000	942,752
7.750%, 03/15/22	1,721,000	1,918,915
NH Hotel Group S.A. 3.750%, 10/01/23 (EUR)	89,921	102,629
Station Casinos LLC
5.000%, 10/01/25 (144A)	590,000	600,325
Wyndham Destinations, Inc.
5.400%, 04/01/24	19,000	20,116
5.750%, 04/01/27	150,000	162,750
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/26 (144A)	384,000	405,120
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	366,000	388,875

		8,832,440

Machinery-Construction & Mining—0.5%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	985,000	1,044,100
Manitowoc Co., Inc (The) 9.000%, 04/01/26 (144A)	208,000	217,880
Terex Corp. 5.625%, 02/01/25 (144A)	402,000	415,065
Vertiv Group Corp.
9.250%, 10/15/24 (144A)	936,000	1,006,200

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—(Continued)
Vertiv Group Corp.
10.000%, 05/15/24 (144A)	1,142,000	$1,221,940

		3,905,185

Machinery-Diversified—0.7%
Mueller Water Products, Inc. 5.500%, 06/15/26 (144A)	831,000	875,666
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	100,000	112,966
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	1,435,000	1,481,637
SPX FLOW, Inc.
5.625%, 08/15/24 (144A)	383,000	398,799
5.875%, 08/15/26 (144A)	256,000	270,720
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	365,000	398,763
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A) (d)	1,342,000	1,328,580

		4,867,131

Media—7.3%
Altice Financing S.A.
6.625%, 02/15/23 (144A) (d)	853,000	867,928
7.500%, 05/15/26 (144A)	2,140,000	2,300,500
Altice Luxembourg S.A.
7.625%, 02/15/25 (144A)	680,000	707,200
8.000%, 05/15/27 (EUR)	100,000	125,630
10.500%, 05/15/27 (144A)	2,742,000	3,126,017
AMC Networks, Inc. 4.750%, 08/01/25	853,000	856,199
CCO Holdings LLC / CCO Holdings Capital Corp.
4.000%, 03/01/23 (144A)	31,000	31,426
4.750%, 03/01/30 (144A)	1,148,000	1,170,994
5.000%, 02/01/28 (144A)	950,000	996,854
5.125%, 05/01/27 (144A)	2,346,000	2,475,030
5.375%, 06/01/29 (144A)	2,575,000	2,748,812
5.875%, 05/01/27 (144A)	106,000	112,095
Clear Channel Worldwide Holdings, Inc.
5.125%, 08/15/27 (144A)	3,832,000	3,990,262
9.250%, 02/15/24 (144A)	2,629,000	2,911,617
CSC Holdings LLC
5.250%, 06/01/24	264,000	284,460
5.375%, 07/15/23 (144A)	1,246,000	1,277,150
5.375%, 02/01/28 (144A)	600,000	639,750
5.500%, 05/15/26 (144A)	927,000	981,452
5.750%, 01/15/30 (144A)	1,409,000	1,504,107
6.500%, 02/01/29 (144A)	2,194,000	2,446,310
6.625%, 10/15/25 (144A)	301,000	319,436
7.750%, 07/15/25 (144A)	1,518,000	1,618,507
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	1,418,000	1,434,381
DISH DBS Corp.
5.000%, 03/15/23 (d)	1,456,000	1,493,638
5.875%, 07/15/22	2,087,000	2,212,220
5.875%, 11/15/24	309,000	315,759

Media—(Continued)
DISH DBS Corp.
6.750%, 06/01/21	640,000	672,838
Entercom Media Corp. 6.500%, 05/01/27 (144A)	484,000	517,880
GCI LLC 6.625%, 06/15/24 (144A)	331,000	358,308
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	168,000	172,200
5.250%, 08/15/27 (144A)	387,000	404,918
6.375%, 05/01/26	351,054	380,894
LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (144A)	800,000	848,000
Meredith Corp. 6.875%, 02/01/26 (d)	128,000	133,082
Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	387,045
Radiate Holdco LLC / Radiate Finance, Inc.
6.625%, 02/15/25 (144A)	293,000	295,930
6.875%, 02/15/23 (144A)	136,000	138,380
Sirius XM Radio, Inc.
4.625%, 07/15/24 (144A)	329,000	345,450
5.000%, 08/01/27 (144A)	1,313,000	1,385,215
5.500%, 07/01/29 (144A)	1,033,000	1,116,921
Summer BidCo B.V. 9.000%, 9.750% PIK, 11/15/25 (EUR) (b)	100,000	119,589
TEGNA, Inc. 5.500%, 09/15/24 (144A)	158,000	163,530
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	854,000
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	906,000	895,808
UPC Holding B.V. 3.875%, 06/15/29 (EUR)	100,000	117,200
UPCB Finance VII, Ltd. 3.625%, 06/15/29 (EUR)	100,000	119,024
Videotron, Ltd.
5.125%, 04/15/27 (144A)	676,000	723,320
Virgin Media Finance plc 5.750%, 01/15/25 (144A)	1,439,000	1,480,371
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	113,000	153,796
Virgin Media Secured Finance plc
4.875%, 01/15/27 (GBP)	100,000	137,813
5.500%, 05/15/29 (144A)	988,000	1,046,045
6.250%, 03/28/29 (GBP)	90,000	126,958
Ziggo B.V.
4.250%, 01/15/27 (EUR)	100,000	120,723
4.875%, 01/15/30 (144A)	380,000	392,278
5.500%, 01/15/27 (144A)	1,121,000	1,191,062
Ziggo Bond Co. B.V.
5.875%, 01/15/25 (144A)	915,000	943,026
6.000%, 01/15/27 (144A)	651,000	686,805

		53,376,143

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	558,000	$575,438
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	730,000	743,687

		1,319,125

Mining—2.3%
Constellium SE
5.875%, 02/15/26 (144A)	2,404,000	2,542,230
6.625%, 03/01/25 (144A)	1,168,000	1,211,917
Freeport-McMoRan, Inc.
3.550%, 03/01/22	1,263,000	1,278,787
3.875%, 03/15/23	1,403,000	1,428,577
5.000%, 09/01/27	259,000	271,950
5.250%, 09/01/29	358,000	383,525
5.450%, 03/15/43	4,092,000	4,235,220
Kaiser Aluminum Corp. 4.625%, 03/01/28 (144A)	300,000	307,800
New Gold, Inc. 6.250%, 11/15/22 (144A)	890,000	885,829
Novelis Corp.
5.875%, 09/30/26 (144A)	1,891,000	2,012,222
6.250%, 08/15/24 (144A)	2,129,000	2,232,789

		16,790,846

Miscellaneous Manufacturing—0.1%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	359,340
Gates Global LLC / Gates Global Co. 6.250%, 01/15/26 (144A)	487,000	495,381

		854,721

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp.
4.250%, 04/01/28	243,000	254,846
5.000%, 09/01/25	365,000	381,425
Xerox Corp. 4.800%, 03/01/35	435,000	401,344

		1,037,615

Oil & Gas—5.2%
Antero Resources Corp. 5.375%, 11/01/21 (d)	352,000	335,170
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.000%, 04/01/22 (144A)	771,000	766,860
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	308,000	285,285
Callon Petroleum Co.
6.125%, 10/01/24	486,000	495,205
6.375%, 07/01/26	485,000	492,083
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23 (d)	394,000	399,851
8.250%, 07/15/25	647,000	661,557

Oil & Gas—(Continued)
Centennial Resource Production LLC 6.875%, 04/01/27 (144A)	428,000	445,120
Chesapeake Energy Corp.
4.875%, 04/15/22 (d)	1,704,000	1,346,160
5.750%, 03/15/23 (d)	499,000	337,763
6.625%, 08/15/20	542,000	536,580
11.500%, 01/01/25 (144A) (d)	1,222,000	1,154,790
CNX Resources Corp. 5.875%, 04/15/22	1,647,000	1,648,153
Comstock Resources, Inc. 9.750%, 08/15/26	480,000	435,600
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	619,000	532,340
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	2,337,000	2,383,740
Denbury Resources, Inc.
9.000%, 05/15/21 (144A)	817,000	790,447
9.250%, 03/31/22 (144A)	130,000	122,525
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	1,206,000	1,245,195
5.750%, 01/30/28 (144A)	999,000	1,050,199
Extraction Oil & Gas, Inc.
5.625%, 02/01/26 (144A)	1,071,000	642,600
7.375%, 05/15/24 (144A)	969,000	605,625
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	842,000	752,537
Indigo Natural Resources LLC 6.875%, 02/15/26 (144A)	658,000	618,520
Ithaca Energy North Sea plc 9.375%, 07/15/24 (144A)	200,000	209,000
Matador Resources Co. 5.875%, 09/15/26	623,000	624,557
MEG Energy Corp.
6.375%, 01/30/23 (144A)	545,000	546,362
6.500%, 01/15/25 (144A)	1,664,000	1,730,726
7.000%, 03/31/24 (144A)	169,000	170,056
Murphy Oil Corp.
5.750%, 08/15/25	221,000	231,155
5.875%, 12/01/27	289,000	303,450
5.875%, 12/01/42	230,000	211,600
Nabors Industries, Inc.
4.625%, 09/15/21 (d)	439,000	436,256
5.500%, 01/15/23 (d)	103,000	98,880
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	400,000	399,752
Noble Holding International, Ltd.
7.750%, 01/15/24	42,000	21,819
7.875%, 02/01/26 (144A)	332,000	240,700
Pacific Drilling S.A. 8.375%, 10/01/23 (144A)	1,334,000	1,217,275
Parkland Fuel Corp. 5.875%, 07/15/27 (144A)	473,000	506,110
Parsley Energy LLC / Parsley Finance Corp.
5.250%, 08/15/25 (144A)	43,000	44,183
5.375%, 01/15/25 (144A)	635,000	654,050

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Parsley Energy LLC / Parsley Finance Corp.
5.625%, 10/15/27 (144A)	477,000	$504,427
6.250%, 06/01/24 (144A)	310,000	322,400
PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 06/15/25	282,000	301,035
PDC Energy, Inc.
5.750%, 05/15/26	281,000	280,298
6.125%, 09/15/24	97,000	98,213
QEP Resources, Inc.
5.250%, 05/01/23 (d)	175,000	173,250
5.375%, 10/01/22	1,021,000	1,026,105
5.625%, 03/01/26	463,000	451,541
6.875%, 03/01/21	130,000	134,550
Range Resources Corp.
5.000%, 08/15/22	338,000	331,240
5.750%, 06/01/21	290,000	289,275
5.875%, 07/01/22	466,000	462,505
Repsol International Finance B.V.
3.875%, 6Y EUR Swap + 3.560%, 03/25/21 (EUR) (a)	100,000	116,706
4.500%, 10Y EUR Swap + 4.200%, 03/25/75 (EUR) (a)	100,000	129,265
Rowan Cos., Inc. 4.875%, 06/01/22	1,175,000	857,750
SM Energy Co.
1.500%, 07/01/21	551,000	521,625
5.000%, 01/15/24 (d)	379,000	360,997
5.625%, 06/01/25 (d)	250,000	237,293
6.125%, 11/15/22	334,000	337,340
6.625%, 01/15/27 (d)	64,000	62,903
6.750%, 09/15/26 (d)	211,000	206,780
Southwestern Energy Co.
6.200%, 01/23/25 (d)	53,000	48,612
7.750%, 10/01/27 (d)	52,000	48,162
SRC Energy, Inc. 6.250%, 12/01/25	246,000	247,845
Sunoco L.P. / Sunoco Finance Corp.
4.875%, 01/15/23	435,000	444,796
5.500%, 02/15/26	73,000	75,738
5.875%, 03/15/28	282,000	299,429
6.000%, 04/15/27	294,000	313,845
Transocean, Inc.
6.500%, 11/15/20	65,000	66,300
8.375%, 12/15/21	72,000	73,800
9.000%, 07/15/23 (144A)	1,901,000	2,007,931
Valaris plc 4.700%, 03/15/21	38,000	31,968
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	296,000	307,840
WPX Energy, Inc.
5.250%, 09/15/24	248,000	263,500
5.250%, 10/15/27	280,000	295,400
5.750%, 06/01/26	97,000	103,548
8.250%, 08/01/23	91,000	104,650

		37,668,698

Oil & Gas Services—0.3%
Apergy Corp. 6.375%, 05/01/26	518,000	546,490
Archrock Partners L.P. / Archrock Partners Finance Corp. 6.875%, 04/01/27 (144A)	422,000	446,265
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp.
6.875%, 04/01/26	656,000	688,800
6.875%, 09/01/27	631,000	657,250

		2,338,805

Packaging & Containers—2.4%
ARD Finance S.A. 6.500%, 7.250% 06/30/27 (144A) (b)	1,244,000	1,286,234
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	546,000	559,650
4.750%, 07/15/27 (144A) (GBP)	151,000	209,815
4.750%, 07/15/27 (GBP)	100,000	138,951
5.250%, 08/15/27 (144A)	200,000	210,504
Ball Corp. 0.875%, 03/15/24 (EUR)	100,000	113,011
Berry Global, Inc. 4.875%, 07/15/26 (144A)	884,000	932,355
Crown Americas LLC / Crown Americas Capital Corp.
4.250%, 09/30/26	303,000	317,771
4.750%, 02/01/26	1,392,000	1,470,300
Crown European Holdings S.A.
2.250%, 02/01/23 (144A) (EUR)	100,000	116,935
3.375%, 05/15/25 (EUR)	128,000	157,978
Graphic Packaging International LLC 4.750%, 07/15/27 (144A)	197,000	210,790
Greif, Inc. 6.500%, 03/01/27 (144A)	96,000	103,680
Intertape Polymer Group, Inc. 7.000%, 10/15/26 (144A)	273,000	288,698
LABL Escrow Issuer LLC 6.750%, 07/15/26 (144A)	766,000	813,875
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	2,960,000	3,049,096
OI European Group B.V. 2.875%, 02/15/25 (EUR)	100,000	116,225
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.125%, 07/15/23 (144A)	486,000	497,542
7.000%, 07/15/24 (144A)	729,000	753,604
Sealed Air Corp. 5.125%, 12/01/24 (144A)	106,000	114,215
Silgan Holdings, Inc. 4.125%, 02/01/28 (144A)	476,000	476,143
Trivium Packaging Finance B.V.
3.750%, 08/15/26 (EUR)	128,000	151,970
5.500%, 08/15/26 (144A)	2,490,000	2,623,837
8.500%, 08/15/27 (144A)	2,786,000	3,099,425

		17,812,604

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—2.7%
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A)	1,101,000	$1,253,819
Bausch Health Cos., Inc.
4.500%, 05/15/23 (EUR)	1,217,000	1,382,173
5.000%, 01/30/28 (144A) (d)	1,273,000	1,306,594
5.250%, 01/30/30 (144A)	1,256,000	1,302,472
5.500%, 03/01/23 (144A)	1,241,000	1,247,205
5.500%, 11/01/25 (144A)	2,471,000	2,582,195
5.750%, 08/15/27 (144A)	770,000	835,450
5.875%, 05/15/23 (144A)	308,000	310,695
6.125%, 04/15/25 (144A)	291,000	300,670
7.000%, 03/15/24 (144A)	714,000	742,560
7.000%, 01/15/28 (144A)	397,000	436,700
7.250%, 05/30/29 (144A)	1,713,000	1,957,103
9.000%, 12/15/25 (144A)	1,452,000	1,651,214
Bayer AG 3.750%, 5Y EUR Swap + 2.550%, 07/01/74 (EUR) (a)	100,000	120,717
Elanco Animal Health, Inc. 4.900%, 08/28/28	453,000	492,356
Nidda Bond Co. GmbH 7.250%, 09/30/25 (EUR)	175,000	210,431
Nidda Healthcare Holding GmbH 3.500%, 09/30/24 (EUR)	100,000	115,675
NVA Holdings, Inc. 6.875%, 04/01/26 (144A) (g)	382,000	413,038
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A) (d)	1,717,000	1,708,415
Rossini Sarl 6.750%, 10/30/25 (EUR)	141,000	175,953
Teva Pharmaceutical Finance Netherlands II B.V. 6.000%, 01/31/25 (EUR)	100,000	118,480
Vizient, Inc. 6.250%, 05/15/27 (144A)	834,000	892,380

		19,556,295

Pipelines—2.2%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24	140,000	129,850
Cheniere Energy Partners L.P.
4.500%, 10/01/29 (144A)	1,367,000	1,404,729
5.250%, 10/01/25	11,000	11,463
5.625%, 10/01/26	1,119,000	1,183,342
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 5.625%, 05/01/27 (144A)	892,000	904,265
DCP Midstream Operating L.P.
5.125%, 05/15/29	248,000	257,300
5.375%, 07/15/25	226,000	245,775
6.450%, 11/03/36 (144A)	620,000	651,000
6.750%, 09/15/37 (144A)	917,000	962,850
EnLink Midstream LLC 5.375%, 06/01/29	178,000	167,320
EnLink Midstream Partners L.P.
4.150%, 06/01/25	39,000	36,660
4.400%, 04/01/24	530,000	514,153

Pipelines—(Continued)
EnLink Midstream Partners L.P.
4.850%, 07/15/26	55,000	51,563
5.050%, 04/01/45	62,000	48,980
5.600%, 04/01/44	375,000	303,750
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.625%, 06/15/24	90,000	86,850
6.000%, 05/15/23	168,000	166,320
6.250%, 05/15/26	232,000	221,560
6.500%, 10/01/25	227,000	219,623
Hess Midstream Operation Co. 5.625%, 02/15/26 (144A)	458,000	476,725
Hess Midstream Partners L.P. 5.125%, 06/15/28 (144A)	325,000	329,062
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	691,000	890,508
NuStar Logistics L.P. 6.000%, 06/01/26	354,000	374,355
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
4.750%, 10/01/23 (144A)	187,000	186,533
5.500%, 09/15/24 (144A)	834,000	838,170
5.500%, 01/15/28 (144A)	333,000	326,340
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.000%, 01/15/28	1,040,000	1,060,800
5.125%, 02/01/25	314,000	325,775
5.375%, 02/01/27	22,000	22,825
5.500%, 03/01/30 (144A)	735,000	755,212
5.875%, 04/15/26	203,000	215,688
6.500%, 07/15/27 (144A)	696,000	762,120
6.875%, 01/15/29 (144A)	1,706,000	1,893,660

		16,025,126

Real Estate—0.4%
ADLER Real Estate AG
1.875%, 04/27/23 (EUR)	100,000	114,463
3.000%, 04/27/26 (EUR)	100,000	118,299
Citycon Oyj 4.496%, 5Y EUR Swap + 4.711%, 11/24/24 (EUR) (a)	100,000	112,871
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	500,000	503,655
Greystar Real Estate Partners LLC 5.750%, 12/01/25 (144A)	402,000	417,075
Heimstaden Bostad AB 3.248%, 5Y EUR Swap + 3.667%, 11/19/24 (EUR) (a)	100,000	112,450
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	393,000	409,702
Newmark Group, Inc. 6.125%, 11/15/23	230,000	253,467
Peach Property Finance GmbH 3.500%, 02/15/23 (EUR)	100,000	116,094
Residomo SRO 3.375%, 10/15/24 (EUR)	107,000	124,583
Summit Properties, Ltd. 2.000%, 01/31/25 (EUR)	100,000	109,366
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (c) (e) (f)	70,000	0

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Unique Pub Finance Co. plc (The) 6.464%, 03/30/32 (GBP)	400,000	$672,924

		3,064,949

Real Estate Investment Trusts—3.1%
Brookfield Property REIT, Inc. 5.750%, 05/15/26 (144A)	364,000	384,020
Equinix, Inc. 2.875%, 03/15/24 (EUR)	200,000	231,631
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	230,000	234,763
4.000%, 01/15/30	1,065,000	1,087,045
5.250%, 06/01/25	279,000	306,230
5.375%, 04/15/26	229,000	253,137
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	100,000	135,275
Iron Mountain, Inc.
3.000%, 01/15/25 (EUR)	110,000	126,790
4.875%, 09/15/27 (144A)	558,000	576,135
4.875%, 09/15/29 (144A)	607,000	616,591
iStar, Inc. 5.250%, 09/15/22	162,000	166,253
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.250%, 10/01/25 (144A)	672,000	697,200
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26	1,199,000	1,261,947
4.500%, 01/15/28	1,764,000	1,843,380
5.625%, 05/01/24	170,000	185,300
5.750%, 02/01/27 (144A)	1,076,000	1,202,430
MPT Operating Partnership L.P. / MPT Finance Corp.
4.625%, 08/01/29	1,177,000	1,212,310
5.000%, 10/15/27	2,118,000	2,245,080
Ryman Hospitality Properties, Inc. 4.750%, 10/15/27 (144A)	1,262,000	1,303,015
SBA Communications Corp. 4.875%, 09/01/24	3,284,000	3,407,150
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	280,114	303,574
VICI Properties L.P. / VICI Note Co., Inc.
4.250%, 12/01/26 (144A)	2,511,000	2,586,330
4.625%, 12/01/29 (144A)	1,797,000	1,877,865

		22,243,451

Retail—2.6%
1011778 BC ULC / New Red Finance, Inc.
3.875%, 01/15/28 (144A)	931,000	933,327
4.250%, 05/15/24 (144A)	58,000	59,450
4.375%, 01/15/28 (144A)	636,000	637,590
5.000%, 10/15/25 (144A)	3,036,000	3,134,670
Asbury Automotive Group, Inc. 6.000%, 12/15/24	646,000	666,995
B&M European Value Retail S.A. 4.125%, 02/01/22 (GBP)	100,000	133,785

Retail—(Continued)
Beacon Roofing Supply, Inc.
4.500%, 11/15/26 (144A)	188,000	193,640
4.875%, 11/01/25 (144A)	38,000	38,190
Dufry One B.V. 2.000%, 02/15/27 (EUR)	100,000	113,662
eG Global Finance plc
3.625%, 02/07/24 (EUR)	100,000	112,394
6.250%, 10/30/25 (EUR)	180,000	213,516
6.750%, 02/07/25 (144A)	660,000	669,900
8.500%, 10/30/25 (144A)	525,000	557,156
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	3,057,000	3,163,995
Group 1 Automotive, Inc. 5.250%, 12/15/23 (144A)	101,000	103,778
Hipercor S.A. 3.875%, 01/19/22 (EUR)	100,000	119,740
IRB Holding Corp. 6.750%, 02/15/26 (144A)	205,000	214,738
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/26 (144A)	890,000	938,950
L Brands, Inc.
6.750%, 07/01/36	153,000	134,258
6.875%, 11/01/35 (d)	822,000	735,690
Murphy Oil USA, Inc. 4.750%, 09/15/29	351,000	370,681
Penske Automotive Group, Inc. 5.500%, 05/15/26	231,000	241,973
PetSmart, Inc.
5.875%, 06/01/25 (144A)	804,000	819,075
7.125%, 03/15/23 (144A)	112,000	109,760
SRS Distribution, Inc. 8.250%, 07/01/26 (144A)	531,000	548,257
Staples, Inc. 7.500%, 04/15/26 (144A)	2,195,000	2,277,312
Stonegate Pub Co. Financing plc
4.875%, 03/15/22 (GBP)	175,000	236,432
7.048%, 3M GBP LIBOR + 6.250%, 03/15/22 (GBP) (a)	100,000	133,122
Superior Plus L.P. / Superior General Partner, Inc. 7.000%, 07/15/26 (144A)	570,000	612,037
Yum! Brands, Inc.
4.750%, 01/15/30 (144A)	840,000	879,900
5.350%, 11/01/43	14,000	13,860

		19,117,833

Semiconductors—0.2%
Entegris, Inc. 4.625%, 02/10/26 (144A)	434,000	449,190
Infineon Technologies AG 2.875%, 5Y EUR Swap + 3.388%, 01/01/25 (EUR) (a)	100,000	115,580
Qorvo, Inc.
4.375%, 10/15/29 (144A)	170,000	178,075
5.500%, 07/15/26	460,000	489,900

		1,232,745

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—5.1%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	1,529,000	$1,647,497
Ascend Learning LLC
6.875%, 08/01/25 (144A)	1,899,000	1,993,950
Camelot Finance S.A. 4.500%, 11/01/26 (144A)	1,399,000	1,437,472
CDK Global, Inc.
4.875%, 06/01/27	1,447,000	1,528,394
5.250%, 05/15/29 (144A)	299,000	320,678
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 03/01/25 (144A)	1,706,000	1,752,915
Dun & Bradstreet Corp. (The)
6.875%, 08/15/26 (144A)	1,472,000	1,624,720
10.250%, 02/15/27 (144A)	1,652,000	1,899,800
Fair Isaac Corp. 4.000%, 06/15/28 (144A) (a)	342,000	344,565
Genesys Telecommunications Laboratories, Inc. / Greeneden Lux 3 S.a.r.l. / Greeneden U.S. Holdings II LLC
10.000%, 11/30/24 (144A)	2,380,000	2,573,375
Infor U.S., Inc. 6.500%, 05/15/22	5,014,000	5,089,210
Informatica LLC 7.125%, 07/15/23 (144A)	1,634,000	1,658,510
InterXion Holding NV 4.750%, 06/15/25 (EUR)	100,000	121,144
IQVIA, Inc.
3.250%, 03/15/25 (144A) (EUR)	150,000	171,601
3.250%, 03/15/25 (EUR)	425,000	486,204
3.500%, 10/15/24 (EUR)	100,000	114,396
5.000%, 10/15/26 (144A)	299,000	315,445
5.000%, 05/15/27 (144A)	1,142,000	1,208,070
MSCI, Inc.
4.000%, 11/15/29 (144A)	168,000	170,310
4.750%, 08/01/26 (144A)	89,000	93,228
Nuance Communications, Inc. 5.625%, 12/15/26	609,000	649,033
PTC, Inc. 6.000%, 05/15/24	22,000	22,963
Rackspace Hosting, Inc. 8.625%, 11/15/24 (144A) (d)	350,000	342,125
RP Crown Parent LLC 7.375%, 10/15/24 (144A)	1,256,000	1,304,670
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	4,352,000	4,617,733
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A)	630,000	647,325
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	2,337,000	2,494,747
TIBCO Software, Inc. 11.375%, 12/01/21 (144A)	2,005,000	2,077,781
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (144A)	200,000	199,500

		36,907,361

Storage/Warehousing—0.2%
Mobile Mini, Inc. 5.875%, 07/01/24	1,350,000	1,404,000

Telecommunications—7.0%
Altice France S.A.
2.500%, 01/15/25 (EUR)	100,000	113,443
3.375%, 01/15/28 (EUR)	100,000	115,535
5.500%, 01/15/28 (144A)	2,110,000	2,168,131
5.875%, 02/01/27 (EUR)	200,000	252,382
7.375%, 05/01/26 (144A)	3,566,000	3,828,600
8.125%, 02/01/27 (144A)	2,130,000	2,398,912
CenturyLink, Inc.
5.125%, 12/15/26 (144A)	1,637,000	1,665,860
5.625%, 04/01/25 (d)	775,000	823,476
6.750%, 12/01/23 (d)	578,000	645,193
7.500%, 04/01/24 (d)	1,133,000	1,277,458
7.600%, 09/15/39	382,000	399,190
7.650%, 03/15/42	785,000	822,288
Cincinnati Bell, Inc.
7.000%, 07/15/24 (144A) (d)	668,000	700,565
8.000%, 10/15/25 (144A)	316,000	334,960
CommScope. Inc.
5.500%, 03/01/24 (144A)	1,361,000	1,418,843
6.000%, 03/01/26 (144A)	657,000	698,884
Connect Finco SARL / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	3,149,000	3,353,685
DKT Finance A.p.S. 7.000%, 06/17/23 (EUR)	100,000	118,719
eircom Finance DAC 3.500%, 05/15/26 (EUR)	100,000	118,196
Frontier Communications Corp. 8.000%, 04/01/27 (144A) (d)	3,873,000	4,047,285
Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. 9.875%, 05/01/24 (144A)	1,186,000	1,252,713
Hughes Satellite Systems Corp. 5.250%, 08/01/26	392,000	430,220
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	1,131,000	971,574
9.750%, 07/15/25 (144A)	1,848,000	1,709,400
Koninklijke KPN NV 2.000%, 5Y EUR Swap + 2.344%, 11/08/24 (EUR) (a)	200,000	228,445
Level 3 Financing, Inc.
4.625%, 09/15/27 (144A)	307,000	314,307
5.250%, 03/15/26	741,000	770,640
5.375%, 05/01/25	70,000	72,450
Nokia Oyj 6.625%, 05/15/39	1,288,000	1,491,540
Qualitytech L.P. / QTS Finance Corp. 4.750%, 11/15/25 (144A)	383,000	396,884
Sable International Finance, Ltd. 5.750%, 09/07/27 (144A)	300,000	318,000
SES S.A. 4.625%, 5Y EUR Swap + 4.664%, 01/02/22 (EUR) (a)	100,000	119,040
SoftBank Group Corp.
4.000%, 04/20/23 (EUR)	194,000	232,131
4.500%, 04/20/25 (EUR)	200,000	244,257

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
SoftBank Group Corp.
4.750%, 07/30/25 (EUR)	100,000	$123,094
5.000%, 04/15/28 (EUR)	100,000	123,645
Sprint Capital Corp.
6.875%, 11/15/28	2,365,000	2,548,287
8.750%, 03/15/32	1,098,000	1,332,698
Sprint Corp.
7.125%, 06/15/24	504,000	543,690
7.625%, 02/15/25	666,000	730,835
7.625%, 03/01/26	1,206,000	1,329,977
7.875%, 09/15/23 (d)	1,022,000	1,127,603
T-Mobile USA, Inc.
4.500%, 02/01/26	1,074,000	1,100,850
4.750%, 02/01/28	1,046,000	1,096,009
6.500%, 01/15/26	495,000	530,744
Telecom Italia Capital S.A.
6.000%, 09/30/34	836,000	896,610
6.375%, 11/15/33	341,000	378,510
7.200%, 07/18/36	42,000	49,762
7.721%, 06/04/38	134,000	164,820
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	42,000	70,378
Telecom Italia S.p.A.
2.750%, 04/15/25 (EUR)	170,000	201,305
4.000%, 04/11/24 (EUR)	100,000	124,088
5.303%, 05/30/24 (144A)	1,050,000	1,128,750
5.875%, 05/19/23 (GBP)	50,000	73,512
Telefonica Europe B.V.
2.625%, 5Y EUR Swap + 2.327%, 03/07/23 (EUR) (a)	100,000	115,755
3.750%, 5Y EUR Swap + 3.858%, 03/15/22 (EUR) (a)	100,000	118,061
4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (a)	200,000	250,139
5.875%, 10Y EUR Swap + 4.301%, 03/31/24 (EUR) (a)	100,000	130,826
Telesat Canada / Telesat LLC 4.875%, 06/01/27 (144A)	686,000	698,005
ViaSat, Inc. 5.625%, 04/15/27 (144A) (d)	1,398,000	1,495,860
Vodafone Group Plc 3.100%, 01/03/79 (EUR)	100,000	117,779
Xplornet Communications, Inc. 9.625%, 10.625% PIK, 06/01/22 (144A) (b)	295,928	294,448

		50,749,246

Toys/Games/Hobbies—0.3%
Mattel, Inc.
5.875%, 12/15/27 (144A)	601,000	633,304
6.750%, 12/31/25 (144A)	1,370,000	1,472,476

		2,105,780

Transportation—0.0%
XPO Logistics, Inc. 6.750%, 08/15/24 (144A)	41,000	44,540

Trucking & Leasing—0.1%
Fortress Transportation & Infrastructure Investors LLC
6.500%, 10/01/25 (144A)	170,000	179,435
6.750%, 03/15/22 (144A)	159,000	165,757

		345,192

Total Corporate Bonds & Notes (Cost $596,438,814)		619,817,446

Floating Rate Loans (i)—8.7%

Advertising—0.5%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 5.169%, 1M LIBOR + 3.500%, 08/21/26	1,807,470	1,820,462
Terrier Media Buyer, Inc. Term Loan B, 6.148%, 3M LIBOR + 4.250%, 12/17/26	1,595,000	1,612,944

		3,433,406

Aerospace/Defense—0.1%
Sequa Mezzanine Holdings LLC 1st Lien Term Loan, 6.904%, 3M LIBOR + 5.000%, 11/28/21	397,800	398,543

Auto Parts & Equipment—0.1%
Panther BF Aggregator 2 L.P. Term Loan B, 5.305%, 1M LIBOR + 3.500%, 04/30/26	714,351	718,660

Building Materials—0.0%
CPG International, Inc. Term Loan, 5.933%, 3M LIBOR + 3.750%, 05/05/24	255,999	257,279

Chemicals—0.3%
Alpha 3 B.V. Term Loan B1, 4.945%, 3M LIBOR + 3.000%, 01/31/24	1,207,749	1,212,781
Ascend Performance Materials Operations LLC Term Loan B, 7.195%, 3M LIBOR + 5.250%, 08/27/26	905,730	910,259

		2,123,040

Coal—0.1%
CONSOL Energy, Inc. 1st Lien Term Loan B, 6.300%, 1M LIBOR + 4.500%, 09/27/24	446,625	401,963

Commercial Services—0.9%
Atlantic Aviation FBO Inc. Term Loan B, 5.550%, 1M LIBOR + 3.750%, 12/06/25	115,830	117,350
AVSC Holding Corp. 2nd Lien Term Loan, 09/01/25 (h)	313,417	297,746
BidFair MergerRight, Inc. Term Loan B, 7.240%, 1M LIBOR + 5.500%, 01/15/27	288,473	286,309
Financial & Risk U.S. Holdings, Inc. Term Loan, 5.049%, 1M LIBOR + 3.250%, 10/01/25	2,897,446	2,925,212
Verscend Holding Corp. Term Loan B, 6.299%, 1M LIBOR + 4.500%, 08/27/25	2,916,679	2,940,377

		6,566,994

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Computers—0.1%
Flexential Intermediate Corp. Term Loan, 9.156%, 3M LIBOR + 7.250%, 08/01/25	148,000	$93,980
TierPoint LLC 1st Lien Term Loan, 5.549%, 1M LIBOR + 3.750%, 05/06/24	320,252	313,347

		407,327

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 4.063%, 1M LIBOR + 2.250%, 09/19/26	121,622	122,710

Diversified Financial Services—0.1%
Jefferies Finance LLC Term Loan, 5.500%, 1M LIBOR + 3.750%, 06/03/26	421,880	421,440

Electric—0.0%
Calpine Corp. Term Loan B10, 4.299%, 1M LIBOR + 2.500%, 08/12/26	175,017	176,293

Engineering & Construction—0.5%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.235%, 3M LIBOR + 4.250%, 06/21/24	3,587,230	3,582,104

Entertainment—0.1%
Stars Group Holdings B.V. (The) Incremental Term Loan, 5.445%, 3M LIBOR + 3.500%, 07/10/25	1,022,184	1,032,482

Environmental Control—0.1%
GFL Environmental Inc. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 05/30/25	644,247	646,030

Food—0.0%
U.S. Foods, Inc. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/13/26	138,653	139,417

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 3.484%, 1M LIBOR + 1.750%, 12/10/26 (j)	98,000	98,643

Healthcare-Products—0.7%
Athenahealth, Inc. Term Loan B, 6.401%, 3M LIBOR + 4.500%, 02/11/26	1,709,431	1,720,812
Immucor, Inc. Extended Term Loan B, 6.945%, 3M LIBOR + 5.000%, 06/15/21	1,696,529	1,693,348
Sotera Health Holdings, LLC Term Loan, 6.289%, 1M LIBOR + 4.500%, 12/11/26	1,529,995	1,537,007

		4,951,167

Healthcare-Services—0.5%
AHP Health Partners, Inc. Term Loan, 6.299%, 1M LIBOR + 4.500%, 06/30/25	321,110	324,221
Da Vinci Purchaser Corp. Term Loan, 12/03/26 (h)	403,000	403,504

Healthcare-Services—(Continued)
Envision Healthcare Corp. 1st Lien Term Loan, 5.549%, 1M LIBOR + 3.750%, 10/10/25	2,074,520	1,777,173
Gentiva Health Services, Inc. 1st Lien Term Loan, 5.563%, 1M LIBOR + 3.750%, 07/02/25	512,864	516,230
Jaguar Holding Co. II Term Loan, 4.299%, 1M LIBOR + 2.500%, 08/18/22	157,177	158,203
Quorum Health Corp. Term Loan B, 8.677%, 3M LIBOR + 6.750%, 04/29/22	387,299	381,610

		3,560,941

Household Products/Wares—0.1%
Diamond (BC) B.V. Term Loan, 4.927%, 3M LIBOR + 3.000%, 09/06/24	458,660	451,207

Insurance—0.4%
Alliant Holdings Intermediate, LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 05/09/25	3,396	3,401
Asurion LLC 2nd Lien Term Loan, 8.299%, 1M LIBOR + 6.500%, 08/04/25	977,000	991,411
HUB International, Ltd. Incremental Term Loan B, 5.669%, 1M LIBOR + 4.00%, 04/25/25	543,000	548,939
Sedgwick Claims Management Services, Inc.
Term Loan B, 5.049%, 1M LIBOR + 3.250%, 12/31/25	856,032	857,958
Term Loan B, 5.799%, 1M LIBOR + 4.000%, 09/03/26	513,420	518,297

		2,920,006

Internet—0.1%
Uber Technologies Term Loan, 5.745%, 1M LIBOR + 4.000%, 04/04/25	982,045	985,114

Leisure Time—0.0%
Invictus U.S. LLC 2nd Lien Term Loan, 8.677%, 3M LIBOR + 6.750%, 03/30/26	113,750	104,650

Machinery-Construction & Mining—0.2%
Cortes NP Acquisition Corp. Term Loan B, 5.927%, 3M LIBOR + 4.000%, 11/30/23	1,689,772	1,689,772

Machinery-Diversified—0.2%
Titan Acquisition, Ltd. Term Loan B, 4.799%, 1M LIBOR + 3.000%, 03/28/25	1,661,625	1,637,116

Miscellaneous Manufacturing—0.0%
Momentive Performance Materials, Inc. Term Loan B, 5.050%, 1M LIBOR + 3.250%, 05/15/24	176,827	175,832

Oil & Gas—0.7%
California Resources Corp. Term Loan, 12.180%, 1M LIBOR + 10.375%, 12/31/21	1,082,070	820,569

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chesapeake Energy Corp. 2019 Last Out Term Loan, 9.669%, 06/23/24 (j)	3,222,000	$3,326,715
Pioneer Energy Services Corp. Term Loan, 9.549%, 1M LIBOR + 7.750%, 11/08/22	1,679,000	1,620,235

		5,767,519

Oil & Gas Services—0.1%
McDermott Technology Americas, Inc. Super Priority Term Loan, 6.944%, 3M LIBOR + 5.000%, 10/21/21 (j)	916,397	938,162

Packaging & Containers—0.1%
BWAY Holding Co. Term Loan B, 5.234%, 3M LIBOR + 3.250%, 04/03/24	353,282	352,675
Charter NEX U.S., Inc. Incremental Term Loan, 5.299%, 1M LIBOR + 3.500%, 05/16/24	180,095	181,491

		534,166

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.063%, 3M LIBOR + 4.250%, 04/29/24	506,543	482,573

Retail—0.3%
PetSmart, Inc. Term Loan B2, 03/11/22 (h)	1,161,563	1,151,884
SRS Distribution, Inc. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/23/25	663,444	659,546

		1,811,430

Semiconductors—0.0%
ON Semiconductor Corp. Term Loan B, 3.799%, 1M LIBOR + 2.000%, 09/19/26	245,842	247,924

Shipbuilding—0.1%
MHI Holdings LLC Term Loan B, 6.799%, 1M LIBOR + 5.000%, 09/21/26	466,000	466,874

Software—0.8%
Ascend Learning LLC Term Loan B, 4.799%, 1M LIBOR + 3.000%, 07/12/24	140,760	141,757
Camelot U.S. Acquisition LLC Term Loan B, 5.049%, 1M LIBOR + 3.250%, 10/31/26	361,000	363,632
Cypress Intermediate Holdings III, Inc. 2nd Lien Term Loan, 8.549%, 1M LIBOR + 6.750%, 04/27/25	81,000	81,709
Dun & Bradstreet Corp. (The) Term Loan, 6.792%, 1M LIBOR + 5.000%, 02/06/26	666,000	671,966
Emerald TopCo., Inc. Term Loan, 5.299%, 1M LIBOR + 3.500%, 07/24/26	766,080	771,730
Infor (U.S.), Inc. Term Loan B6, 4.695%, 3M LIBOR + 2.750%, 02/01/22	296,084	297,750
Kronos, Inc. 2nd Lien Term Loan, 10.159%, 3M LIBOR + 8.250%, 11/01/24	1,310,000	1,346,025
Mitchell International, Inc.
1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 11/29/24	327,820	325,703
2nd Lien Term Loan, 9.049%, 1M LIBOR + 7.250%, 12/01/25	214,667	204,202

Software—(Continued)
Renaissance Holding Corp. 1st Lien Term Loan, 5.049%, 1M LIBOR + 3.250%, 05/30/25	138,177	137,875
Severin Acquisition LLC Term Loan B, 4.894%, 3M LIBOR + 3.000%, 08/01/25	205,920	205,212
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.049%, 1M LIBOR + 2.250%, 04/16/25	227,649	229,410
SS&C Technologies, Inc. Term Loan B3, 4.049%, 1M LIBOR + 2.250%, 04/16/25	355,390	358,138
Tibco Software, Inc. Term Loan B, 5.710%, 1M LIBOR + 4.000%, 06/30/26	432,915	435,617
Ultimate Software Group, Inc. (The) Term Loan B, 5.549%, 1M LIBOR + 3.750%, 05/04/26	189,062	190,322

		5,761,048

Telecommunications—1.4%
Altice France S.A. Term Loan B13, 5.740%, 1M LIBOR + 4.000%, 08/14/26	424,879	427,269
CenturyLink, Inc. Term Loan B, 4.549%, 1M LIBOR + 2.750%, 01/31/25	1,160,944	1,167,071
Connect Finco Sarl Term Loan B, 6.290%, 12/11/26 (j)	1,319,000	1,331,036
Digicel International Finance, Ltd. Term Loan B, 05/28/24 (h)	775,685	697,146
Intelsat Jackson Holdings S.A.
Term Loan B3, 5.682%, 1M LIBOR + 3.750%, 11/27/23	205,800	206,469
Term Loan B4, 6.432%, 3M LIBOR + 4.500%, 01/02/24	510,588	516,173
Term Loan B5, 6.625%, 01/02/24	3,399,612	3,449,545
Iridium Satellite LLC Term Loan, 5.549%, 1M LIBOR + 3.750%, 11/04/26	263,000	266,781
Ligado Networks LLC
2nd Lien Term Loan, 12/07/20 (b)	1,766,003	356,145
PIK Term Loan, 0.054%, 12/07/20 (b)	1,917,923	1,223,475
Telesat Canada Term Loan, 4.630%, 3M LIBOR + 2.750%, 12/07/26	146,000	147,095
Xplornet Communications, Inc. Term Loan B, 5.945%, 3M LIBOR + 4.000%, 09/09/21	408,862	410,140

		10,198,345

Transportation—0.0%
Genesee & Wyoming, Inc. Term Loan, 12/30/26 (h)	328,000	331,588

Total Floating Rate Loans (Cost $65,326,975)		63,541,765

Common Stocks—1.0%

Aerospace & Defense—0.1%
Bombardier, Inc. - Class B (k)	275,545	409,535

Chemicals—0.3%
Element Solutions, Inc. (k)	202,323	2,363,133

Consumer Finance—0.0%
Arrow Global Group plc	7,501	25,624

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Energy Equipment & Services—0.0%
McDermott International, Inc. (k)	15,838	$10,716

Equity Real Estate Investment Trusts—0.1%
Gaming and Leisure Properties, Inc.	19,300	830,865

Media—0.1%
Clear Channel Outdoor Holdings, Inc. (k)	202,217	578,341

Metals & Mining—0.2%
Constellium SE (k)	113,844	1,525,509

Pharmaceuticals—0.2%
Bausch Health Cos., Inc. (k)	39,755	1,189,470

Total Common Stocks (Cost $6,451,476)		6,933,193

Asset-Backed Securities—0.9%

Asset-Backed - Other—0.9%
AIMCO CLO 4.416%, 3M LIBOR + 2.450%, 07/20/29 (144A) (a)	250,000	250,002
Allegro CLO, Ltd. 4.116%, 3M LIBOR + 2.150%, 10/21/28 (144A) (a)	250,000	250,695
Allegro VIII, Ltd. 4.151%, 3M LIBOR + 2.150%, 07/15/31 (144A) (a)	250,000	245,457
ALM, Ltd. 4.186%, 3M LIBOR + 2.200%, 10/15/27 (144A) (a)	250,000	244,006
Anchorage Capital CLO, Ltd. 4.936%, 3M LIBOR + 3.000%, 07/28/28 (144A) (a)	1,000,000	1,000,169
Atlas Senior Loan Fund X, Ltd. 3.501%, 3M LIBOR + 1.500%, 01/15/31 (144A) (a)	250,000	244,893
Atrium XIV LLC 3.951%, 3M LIBOR + 1.950%, 08/23/30 (144A) (a)	266,000	262,148
Carlyle Global Market Strategies CLO, Ltd.
3.536%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	250,000	250,636
3.816%, 3M LIBOR + 1.850%, 04/20/27 (144A) (a)	250,000	248,879
Carlyle U.S. CLO, Ltd.
4.066%, 3M LIBOR + 2.100%, 10/20/27 (144A) (a)	250,000	242,442
4.366%, 3M LIBOR + 2.400%, 07/20/31 (144A) (a)	250,000	251,852
CBAM, Ltd. 4.402%, 3M LIBOR + 2.400%, 10/17/29 (144A) (a)	250,000	247,987
CIFC Funding, Ltd. 4.202%, 3M LIBOR + 2.200%, 10/17/30 (144A) (a)	250,000	243,384
Madison Park Funding, Ltd. 3.634%, 3M LIBOR + 1.700%, 01/23/31 (144A) (a)	250,000	247,420
Neuberger Berman CLO, Ltd. 4.152%, 3M LIBOR + 2.150%, 10/17/27 (144A) (a)	250,000	246,847
Oak Hill Credit Partners Ltd 4.166%, 3M LIBOR + 2.200%, 12/12/30 (144A) (a)	254,000	253,165
Palmer Square CLO, Ltd. 4.145%, 3M LIBOR + 2.250%, 05/21/29 (144A) (a)	250,000	249,493
Regatta VII Funding, Ltd. 4.658%, 3M LIBOR + 2.750%, 12/20/28 (144A) (a)	250,000	245,748

Asset-Backed - Other—(Continued)
Rockford Tower CLO, Ltd.
3.766%, 3M LIBOR + 1.800%, 10/20/31 (144A) (a)	250,000	249,004
4.716%, 3M LIBOR + 2.750%, 04/20/32 (144A) (a)	334,000	328,992
5.066%, 3M LIBOR + 3.100%, 10/20/31 (144A) (a)	250,000	246,922
5.816%, 3M LIBOR + 3.850%, 04/20/32 (144A) (a)	278,000	279,013
TIAA CLO, Ltd. 3.666%, 3M LIBOR + 1.700%, 01/20/32 (144A) (a)	250,000	245,776

Total Asset-Backed Securities (Cost $6,623,884)		6,574,930

Preferred Stocks—0.1%

Banks—0.1%
GMAC Capital Trust 7.943%, 3M LIBOR + 5.785%, 02/15/40 (a)	32,370	843,238

Media—0.0%
NBCUniversal Enterprise, Inc. , 5.250%, 12/31/49(144A)	255,000	263,288

Total Preferred Stocks (Cost $1,106,678)		1,106,526

Convertible Bonds—0.0%

Food—0.0%
Ocado Group plc 0.875%, 12/09/25 (GBP) (a)	100,000	134,871

Oil & Gas—0.0%
PDC Energy, Inc. 1.125%, 09/15/21	20,000	18,779

Telecommunications—0.0%
Telecom Italia S.p.A. 1.125%, 03/26/22 (EUR)	100,000	112,330

Total Convertible Bonds (Cost $260,981)		265,980

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (e) (f)	1,395,000	0
Lear Corp. (e) (f)	1,530,000	0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	489,000	6,113
Lehman Brothers Holdings, Inc.	1,740,000	21,750

		27,863

Total Escrow Shares (Cost $0)		27,863

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—3.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $27,658,941; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $28,212,103.	27,658,020	$27,658,020

Total Short-Term Investments (Cost $27,658,020)		27,658,020

Securities Lending Reinvestments (l)—3.4%

Certificate of Deposit—0.1%
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (a)	1,000,000	1,001,204

Commercial Paper—0.1%
Bank of China, Ltd. 2.280%, 03/09/20	497,878	498,009

Repurchase Agreements—2.8%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,814,240; collateralized by various Common Stock with an aggregate market value of $3,080,000.	2,800,000	2,800,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $1,000,088; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $1,020,090.	1,000,000	1,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $2,010,989; collateralized by various Common Stock with an aggregate market value of $2,200,263.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $700,066; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $612,005.	600,000	600,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,331,097; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,377,516.	2,330,898	2,330,898
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,800,359; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $4,218,846.	3,800,000	$3,800,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $700,237; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $759,611.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $1,500,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $1,627,737.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $279,805; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $308,980.	279,779	279,779
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $500,167; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $552,187.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,600,870; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,871,370.	2,600,000	2,600,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		20,110,677

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Mutual Fund—0.3%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (m)	2,000,000	$2,000,000

Total Securities Lending Reinvestments (Cost $24,608,555)		24,609,890

Total Purchased Options— 0.0% (n) (Cost $227,554)		222,287
Total Investments— 102.9% (Cost $728,702,937)		750,757,900
Unfunded Loan Commitments— (0.2)% (Cost $(1,349,079))		(1,349,079)
Net Investments— 102.7% (Cost $727,353,858)		749,408,821
Other assets and liabilities (net)—(2.7)%		(20,143,672)

Net Assets—100.0%		$729,265,149

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $23,749,962 and the collateral received consisted of cash in the amount of $24,607,828. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent less than 0.05% of net assets.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $413,038, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(h)	This loan will settle after December 31, 2019, at which time the interest rate will be determined.
(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(m)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $446,388,161, which is 61.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
NVA Holdings, Inc., 6.875%, 04/01/26	03/14/18	$382,000	$378,954	$413,038
Waterford Gaming LLC / Waterford Gaming Financial Corp., 8.625%, 09/15/49	09/24/07	283,116	283,116	0

				$413,038

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	423,000	BNP	02/05/20	USD	318,163	$(7,639)
CAD	34,000	CBNA	02/05/20	USD	25,730	(457)
CAD	55,000	SCB	02/05/20	USD	41,525	(837)
EUR	17,244,000	CIBC	02/05/20	USD	19,062,126	(320,137)
GBP	2,472,000	BBP	02/05/20	USD	3,193,444	(84,058)
GBP	10,000	BBP	02/05/20	USD	13,360	102
GBP	100,000	HSBC	02/05/20	USD	131,187	(1,398)
GBP	211,000	NWM	02/05/20	USD	278,038	(1,716)

Net Unrealized Depreciation						$(416,140)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/20/20	1	EUR	37,290	$(193)
STOXX Europe 600 Bank Index Futures	03/20/20	2	EUR	14,270	(82)

Futures Contracts—Short
Euro-Bund Futures	03/06/20	(1)	EUR	(170,490)	2,680
U.S. Treasury Ultra Long Bond Futures	03/20/20	(1)	USD	(181,656)	6,419

Net Unrealized Appreciation					$8,824

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 30 Year IRS	2.200%	BBP	3M LIBOR	Receive	03/20/20	22,220,000	USD	22,220,000	$69,438	$57,481	$(11,957)
Put - OTC - 30 Year IRS	2.200%	BBP	3M LIBOR	Receive	06/22/20	25,710,000	USD	25,710,000	158,116	164,806	6,690

Totals									$227,554	$222,287	$(5,267)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - 30 Year IRS	2.700%	BBP	3M LIBOR	Pay	06/22/20	(25,710,000)	USD	(25,710,000)	$(25,710)	$(23,039)	$2,671

Swap Agreements

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
UPC Holding BV 5.500%, due 01/15/28	(5.000%)	Quarterly	06/20/24	JPMC	1.045%	EUR	60,000	$(11,350)	$(12,708)	$1,358

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	CBNA	5.802%	EUR	70,000	$(11,298)	$(10,383)	$(915)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	BBP	5.802%	EUR	10,000	(1,614)	(1,001)	(613)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	5.802%	EUR	30,000	(4,842)	(3,081)	(1,761)
Casino Guichard Perrachon S.A. 1.865%, due 06/13/22	5.000%	Quarterly	06/20/24	CSI	6.735%	EUR	18,769	(1,305)	(1,452)	147
Casino Guichard Perrachon S.A. 1.865%, due 06/13/22	5.000%	Quarterly	06/20/24	CSI	6.735%	EUR	21,231	(1,476)	(1,424)	(52)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	1.512%	USD	348,000	(6,594)	(21,227)	14,633

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	2.407%	USD	225,000	$(15,039)	$(41,969)	$26,930
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/23	BBP	25.571%	USD	174,000	(67,169)	265	(67,434)
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/23	BBP	25.571%	USD	216,000	(83,382)	1,657	(85,039)
Garfunkelux Holdco 2 S.A. 11.000%, due11/01/23	5.000%	Quarterly	12/20/24	CSI	4.374%	EUR	60,000	1,584	1	1,583
Garfunkelux Holdco 2 S.A. 11.000%, due11/01/23	5.000%	Quarterly	12/20/24	CSI	4.374%	EUR	20,000	528	(267)	795
Telecom Italia SpA 3.625%, due 01/19/24	1.000%	Quarterly	06/20/24	CBNA	0.000%	EUR	10,142	(67)	(319)	252
Telecom Italia SpA 3.625%, due 01/19/24	1.000%	Quarterly	06/20/24	CBNA	0.000%	EUR	15,233	(100)	(493)	393
Telecom Italia SpA 3.625%, due 01/19/24	1.000%	Quarterly	06/20/26	CBNA	0.000%	EUR	20,395	(1,131)	(2,818)	1,687
Tesco plc 6.125%, due 02/24/22	1.000%	Quarterly	12/20/23	BBP	0.602%	EUR	100,000	1,769	179	1,590
Tesco plc 6.125%, due 02/24/22	1.000%	Quarterly	12/20/25	BBP	1.081%	EUR	100,000	(525)	(2,550)	2,025
Virgin Media Finance plc 6.000%, due 10/15/24	5.000%	Quarterly	12/20/26	CSI	1.888%	EUR	40,000	8,890	9,769	(879)

Totals								$(181,771)	$(75,113)	$(106,658)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Cash in the amount of $20,331 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CIBC)—	Canadian Imperial Bank of Commerce
(CSI)—	Credit Suisse International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations—(Continued)

Index Abbreviations

(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(ICE)—	Intercontinental Exchange, Inc.
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,715,443	$—	$2,715,443
Aerospace/Defense	—	29,854,433	—	29,854,433
Agriculture	—	284,021	—	284,021
Apparel	—	524,600	—	524,600
Auto Manufacturers	—	2,733,237	—	2,733,237
Auto Parts & Equipment	—	7,534,320	—	7,534,320
Banks	—	21,489,675	—	21,489,675
Building Materials	—	4,233,901	—	4,233,901
Chemicals	—	13,185,989	—	13,185,989
Coal	—	932,809	—	932,809
Commercial Services	—	26,321,570	—	26,321,570
Computers	—	9,675,826	—	9,675,826
Distribution/Wholesale	—	11,784,831	—	11,784,831
Diversified Financial Services	—	17,412,389	—	17,412,389
Electric	—	16,403,270	—	16,403,270
Electrical Components & Equipment	—	1,034,937	—	1,034,937
Electronics	—	3,904,949	—	3,904,949
Energy-Alternate Sources	—	2,241,449	—	2,241,449
Engineering & Construction	—	2,617,304	—	2,617,304
Entertainment	—	15,554,945	0	15,554,945
Environmental Control	—	6,790,700	—	6,790,700
Food	—	12,021,357	—	12,021,357
Food Service	—	1,487,684	—	1,487,684
Forest Products & Paper	—	115,978	—	115,978
Hand/Machine Tools	—	1,890,557	—	1,890,557
Healthcare-Products	—	12,601,457	—	12,601,457
Healthcare-Services	—	38,159,201	—	38,159,201
Home Builders	—	7,608,277	—	7,608,277
Home Furnishings	—	14,752	—	14,752
Household Products/Wares	—	410,696	—	410,696
Insurance	—	8,066,002	—	8,066,002
Internet	—	11,170,976	—	11,170,976

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$3,104,640	$—	$3,104,640
Iron/Steel	—	1,473,355	—	1,473,355
Leisure Time	—	2,862,085	—	2,862,085
Lodging	—	8,832,440	—	8,832,440
Machinery-Construction & Mining	—	3,905,185	—	3,905,185
Machinery-Diversified	—	4,867,131	—	4,867,131
Media	—	53,376,143	—	53,376,143
Metal Fabricate/Hardware	—	1,319,125	—	1,319,125
Mining	—	16,790,846	—	16,790,846
Miscellaneous Manufacturing	—	854,721	—	854,721
Office/Business Equipment	—	1,037,615	—	1,037,615
Oil & Gas	—	37,668,698	—	37,668,698
Oil & Gas Services	—	2,338,805	—	2,338,805
Packaging & Containers	—	17,812,604	—	17,812,604
Pharmaceuticals	—	19,556,295	—	19,556,295
Pipelines	—	16,025,126	—	16,025,126
Real Estate	—	3,064,949	0	3,064,949
Real Estate Investment Trusts	—	22,243,451	—	22,243,451
Retail	—	19,117,833	—	19,117,833
Semiconductors	—	1,232,745	—	1,232,745
Software	—	36,907,361	—	36,907,361
Storage/Warehousing	—	1,404,000	—	1,404,000
Telecommunications	—	50,749,246	—	50,749,246
Toys/Games/Hobbies	—	2,105,780	—	2,105,780
Transportation	—	44,540	—	44,540
Trucking & Leasing	—	345,192	—	345,192
Total Corporate Bonds & Notes	—	619,817,446	0	619,817,446
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,349,079)*	—	62,192,686	—	62,192,686
Common Stocks
Aerospace & Defense	409,535	—	—	409,535
Chemicals	2,363,133	—	—	2,363,133
Consumer Finance	—	25,624	—	25,624
Energy Equipment & Services	—	10,716	—	10,716
Equity Real Estate Investment Trusts	830,865	—	—	830,865
Media	578,341	—	—	578,341
Metals & Mining	1,525,509	—	—	1,525,509
Pharmaceuticals	1,189,470	—	—	1,189,470
Total Common Stocks	6,896,853	36,340	—	6,933,193
Total Asset-Backed Securities*	—	6,574,930	—	6,574,930
Preferred Stocks
Banks	843,238	—	—	843,238
Media	—	263,288	—	263,288
Total Preferred Stocks	843,238	263,288	—	1,106,526
Total Convertible Bonds*	—	265,980	—	265,980
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Diversified Financial Services	—	27,863	—	27,863
Total Escrow Shares	—	27,863	0	27,863
Total Short-Term Investment*	—	27,658,020	—	27,658,020
Securities Lending Reinvestments
Certificate of Deposit	—	1,001,204	—	1,001,204
Commercial Paper	—	498,009	—	498,009
Repurchase Agreements	—	20,110,677	—	20,110,677
Time Deposit	—	1,000,000	—	1,000,000
Mutual Fund	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	22,609,890	—	24,609,890
Total Purchased Options at Value	—	222,287	—	222,287
Total Net Investments	$9,740,091	$739,668,730	$0	$749,408,821

Collateral for Securities Loaned (Liability)	$—	$(24,607,828)	$—	$(24,607,828)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$102	$—	$102
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(416,242)	—	(416,242)
Total Forward Contracts	$—	$(416,140)	$—	$(416,140)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,099	$—	$—	$9,099
Futures Contracts (Unrealized Depreciation)	(275)	—	—	(275)
Total Futures Contracts	$8,824	$—	$—	$8,824
Total Written Options at Value	$—	$(23,039)	$—	$(23,039)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$12,771	$—	$12,771
OTC Swap Contracts at Value (Liabilities)	—	(205,892)	—	(205,892)
Total OTC Swap Contracts	$—	$(193,121)	$—	$(193,121)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b) (c)	$749,408,821
Cash	296,391
Cash denominated in foreign currencies (d)	363,509
Cash collateral (e)	42,447
OTC swap contracts at market value (f)	12,771
Unrealized appreciation on forward foreign currency exchange contracts	102
Receivable for:
Investments sold	1,284,189
Cash collateral for OTC swap contracts	20,000
Fund shares sold	365,319
Interest	9,917,943
Variation margin on futures contracts	6,608
Interest on OTC swap contracts	9,788
Prepaid expenses	2,112

Total Assets	761,730,000
Liabilities
Written options at value (g)	23,039
OTC swap contracts at market value (h)	205,892
Cash collateral for OTC swap contracts	10,000
Unrealized depreciation on forward foreign currency exchange contracts	416,242
Collateral for securities loaned	24,607,828
Payables for:
Investments purchased	6,131,399
Securities lending cash collateral	142,748
Fund shares redeemed	96,327
Interest on OTC swap contracts	8,623
Accrued Expenses:
Management fees	355,511
Distribution and service fees	70,850
Deferred trustees’ fees	153,931
Other expenses	242,461

Total Liabilities	32,464,851

Net Assets	$729,265,149

Net Assets Consist of:
Paid in surplus	$703,893,207
Distributable earnings (Accumulated losses)	25,371,942

Net Assets	$729,265,149

Net Assets
Class A	$384,545,195
Class B	344,719,954
Capital Shares Outstanding*
Class A	49,042,056
Class B	44,590,734
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.84
Class B	7.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $727,353,858.
(b)	Includes securities loaned at value of $23,749,962.
(c)	Investments at value is net of unfunded loan commitments of $1,349,079.
(d)	Identified cost of cash denominated in foreign currencies was $360,114.
(e)	Includes collateral of $12,447 for futures contracts and $30,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $9,682.
(g)	Premiums received on written options were $25,710.
(h)	Net premium received on OTC swap contracts was $97,503.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$341,292
Interest (a)	41,199,109
Securities lending income	244,709

Total investment income	41,785,110
Expenses
Management fees	4,187,817
Administration fees	44,875
Custodian and accounting fees	258,148
Distribution and service fees—Class B	756,988
Audit and tax services	82,442
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	48,055
Insurance	4,669
Miscellaneous	16,393

Total expenses	5,502,708
Less management fee waiver	(26,151)

Net expenses	5,476,557

Net Investment Income	36,308,553

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(5,699,577)
Purchased options	(529,599)
Futures contracts	(658,001)
Written options	282,159
Swap contracts	3,035
Foreign currency transactions	7,412
Forward foreign currency transactions	1,216,442

Net realized loss	(5,378,129)

Net change in unrealized appreciation (depreciation) on:
Investments	64,562,579
Purchased options	(5,267)
Futures contracts	(175,102)
Written options	2,671
Swap contracts	286,113
Foreign currency transactions	(10,792)
Forward foreign currency transactions	(140,797)

Net change in unrealized appreciation	64,519,405

Net realized and unrealized gain	59,141,276

Net Increase in Net Assets From Operations	$95,449,829

(a)	Net of foreign withholding taxes of $2,676.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,308,553	$36,429,878
Net realized gain (loss)	(5,378,129)	1,003,557
Net change in unrealized appreciation (depreciation)	64,519,405	(54,605,715)

Increase (decrease) in net assets from operations	95,449,829	(17,172,280)

From Distributions to Shareholders
Class A	(23,977,356)	(21,653,107)
Class B	(17,701,546)	(12,718,253)

Total distributions	(41,678,902)	(34,371,360)

Increase (decrease) in net assets from capital share transactions	39,158,813	(10,860,421)

Total increase (decrease) in net assets	92,929,740	(62,404,061)

Net Assets
Beginning of period	636,335,409	698,739,470

End of period	$729,265,149	$636,335,409

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	2,198,385	$16,857,770	2,252,182	$17,394,330
Reinvestments	3,231,450	23,977,356	2,879,402	21,653,107
Redemptions	(9,570,464)	(73,098,170)	(7,917,084)	(60,681,862)

Net decrease	(4,140,629)	$(32,263,044)	(2,785,500)	$(21,634,425)

Class B
Sales	12,418,542	$93,714,131	6,447,793	$48,685,875
Reinvestments	2,414,944	17,701,546	1,711,744	12,718,253
Redemptions	(5,312,219)	(39,993,820)	(6,716,078)	(50,630,124)

Net increase	9,521,267	$71,421,857	1,443,459	$10,774,004

Increase (decrease) derived from capital shares transactions		$39,158,813		$(10,860,421)

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$7.25	$7.84	$7.68	$7.21		$8.22

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.42	0.43	0.41	(b)	0.42
Net realized and unrealized gain (loss)	0.65	(0.61)	0.18	0.58		(0.69)

Total income (loss) from investment operations	1.06	(0.19)	0.61	0.99		(0.27)

Less Distributions
Distributions from net investment income	(0.47)	(0.40)	(0.45)	(0.52)		(0.67)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.07)

Total distributions	(0.47)	(0.40)	(0.45)	(0.52)		(0.74)

Net Asset Value, End of Period	$7.84	$7.25	$7.84	$7.68		$7.21

Total Return (%) (c)	15.05	(2.58)	8.07	14.26		(3.86	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.69	0.67	0.67		0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.68	0.67	0.67		0.66
Net ratio of expenses to average net assets (%) (e)	0.68	0.69	0.67	0.67		0.67
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.68	0.68	0.67	0.67		0.66
Ratio of net investment income to average net assets (%)	5.31	5.43	5.47	5.58	(b)	5.24
Portfolio turnover rate (%)	79	72	76	89		75
Net assets, end of period (in millions)	$384.5	$385.5	$438.5	$436.6		$422.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$7.15	$7.74	$7.59	$7.13		$8.14

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.39	0.40	0.39	(b)	0.39
Net realized and unrealized gain (loss)	0.66	(0.60)	0.18	0.57		(0.68)

Total income (loss) from investment operations	1.04	(0.21)	0.58	0.96		(0.29)

Less Distributions
Distributions from net investment income	(0.46)	(0.38)	(0.43)	(0.50)		(0.65)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.07)

Total distributions	(0.46)	(0.38)	(0.43)	(0.50)		(0.72)

Net Asset Value, End of Period	$7.73	$7.15	$7.74	$7.59		$7.13

Total Return (%) (c)	14.85	(2.87)	7.76	13.98		(4.16	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.94	0.92	0.92		0.92
Gross ratio of expenses to average net assets excluding interest expense (%)	0.93	0.93	0.92	0.92		0.91
Net ratio of expenses to average net assets (%) (e)	0.93	0.94	0.92	0.92		0.92
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.93	0.93	0.92	0.92		0.91
Ratio of net investment income to average net assets (%)	5.06	5.19	5.22	5.33	(b)	4.99
Portfolio turnover rate (%)	79	72	76	89		75
Net assets, end of period (in millions)	$344.7	$250.9	$260.2	$260.3		$239.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2019, the Portfolio had open unfunded loan commitments of $1,349,079. At December 31, 2019, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $27,658,020. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,110,677. The

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Corporate Bonds & Notes in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$222,287
	Unrealized appreciation on futures contracts (b) (c)	9,099
			Written options at value	$23,039
Credit	OTC swap contracts at market value (d)	12,771	OTC swap contracts at market value (d)	205,892
Equity			Unrealized depreciation on futures contracts (b) (c)	275
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	102	Unrealized depreciation on forward foreign currency exchange contracts	416,242

Total		$244,259		$645,448

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Excludes OTC swap interest receivable of $9,788 and OTC swap interest payable of $8,623.

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$224,158	$(224,158)	$—	$—
Credit Suisse International	11,002	(2,781)	(8,221)	—

	$235,160	$(226,939)	$(8,221)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$281,420	$(224,158)	$—	$57,262
BNP Paribas S.A.	7,639	—	—	7,639
Canadian Imperial Bank of Commerce	320,137	—	—	320,137
Citibank N.A.	13,053	—	(13,053)	—
Credit Suisse International	2,781	(2,781)	—	—
HSBC Bank plc	1,398	—	—	1,398
JPMorgan Chase Bank N.A.	16,192	—	(10,000)	6,192
NatWest Markets plc	1,716	—	—	1,716
Standard Chartered Bank	837	—	—	837

	$645,173	$(226,939)	$(23,053)	$395,181

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$(529,599)	$—	$(529,599)
Forward foreign currency transactions	—	—	—	1,216,442	1,216,442
Futures contracts	14,708	—	(672,709)	—	(658,001)
Swap contracts	—	3,035	—	—	3,035
Written options	—	—	282,159	—	282,159

	$14,708	$3,035	$(920,149)	$1,216,442	$314,036

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(5,267)	$—	$—	$—	$(5,267)
Forward foreign currency transactions	—	—	—	(140,797)	(140,797)
Futures contracts	(177,931)	—	2,829	—	(175,102)
Swap contracts	—	286,113	—	—	286,113
Written options	2,671	—	—	—	2,671

	$(180,527)	$286,113	$2,829	$(140,797)	$(32,382)

BHFTI-40

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	47,989,080
Forward foreign currency transactions	$69,440,576
Futures contracts long	4,215,425
Futures contracts short	(2,362,545)
Swap contracts	1,901,827
Written options	(25,748,100)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-41

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$565,255,384	$0	$534,592,050

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, the subadviser to the Portfolio, that amounted to $634,554 in purchases and $4,842,628 in sales of investments, which are included above, and resulted in realized gains of $314,847.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $4,187,817.

BHFTI-42

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period effective October 1, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million

Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2019

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-43

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$729,942,423

Gross unrealized appreciation	28,459,204
Gross unrealized depreciation	(9,090,724)

Net unrealized appreciation (depreciation)	$19,368,480

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$41,678,902	$34,371,360	$—	$—	$41,678,902	$34,371,360

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$39,021,055	$—	$19,376,200	$(32,871,456)	$25,525,799

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $6,423,692 and accumulated long-term capital losses of $26,447,764.

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-45

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-47

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-48

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-49

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one-year and three-year periods ended October 31, 2019 but underperformed its benchmark for the five-year period ending October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median but below the Expense Universe median and the Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2019.

BHFTI-50

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 27.79% and 27.48%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 27.13%.

MARKET ENVIRONMENT/CONDITIONS

After 2018 ending turbulently with the S&P 500 Index dropping 13.5% during the last quarter of that year, investors had three things at the top of their minds going in to 2019 – will the Federal Reserve (the “Fed”) be easing or tightening, will there be a full-blown trade war and will 2019 finally mark the end of the longest economic expansion on record? All three issues are intertwined, but we at least have data points to provide some indication as to the potential for recession and what the Fed will do with interest rates.

With three rate hikes in 2017, four rate hikes in 2018 and a hawkish tone from the Fed, investors braced themselves for another year of rising short-term rates as the U.S. economy continued its path of moderate growth (around 2%) and unemployment hovering around a 50-year low of just under 4%. The Fed, however, has a dual mandate and must manage both “maximum sustainable employment” (highest level of employment consistent with price stability) and price stability (inflation rate of 2%). With inflation remaining below the Fed’s target, softening economic data and uncertainty around geopolitical events like the U.S.-China trade war and Brexit (United Kingdom’s decision to withdraw from the European Union), as well as research by the Fed indicating that the structural relationship between employment and inflation having changed (the level of unemployment perceived to cause inflation is now lower than previously), the Fed decided to lower rates for the first time since 2008. In fact, they lowered rates three times in 2019. The softening economic data highlighted by the Fed as grounds to reverse policy was declining manufacturing output, weak business investment and weak exports, all of which faced headwinds from sluggish growth outside of the U.S. and from the ongoing trade war. The Fed’s decision to lower rates, along with stubbornly low inflation and economic uncertainty, also impacted long-term rates. The 10-year Treasury rate fell from 2.69% at the end of 2018 all the way to 1.47% at the beginning of September before finishing the year at 1.92%. A similar pattern was followed by the 30-year Treasury rate which went from 3.02% to a new all-time low of 1.91%, before finishing the year at 2.39%. The big drop in interest rates helped ensure that fixed income investors experienced strong returns for the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 8.7%, the best return since 2002, and the Bloomberg Barclays U.S. Corporate High Yield Index returning 14.3%.

Regarding the trade war, investors breathed a sigh of relief when China and the U.S. reached a “Phase 1” trade agreement in December, which reduced some of the tariffs imposed during the previous 18 months and put the brakes on additional tariffs, at least for now. Regarding sluggish growth abroad, we are two years into a global slowdown of both manufacturing and services activity. While service activity nonetheless continued to expand, global manufacturing activity experienced several months of contraction before making it back into positive territory towards the period end. With Chinese manufacturing also ending the period back in expansion mode, the concern shifted to Europe’s growth engine, Germany, whose slowdown in manufacturing was the main reason that the total Euro-area manufacturing Purchasing Managers Index had experienced contraction.

Part of the reason for the reacceleration in growth in the latter part of the year seems to lie with actions taken by global central bankers. As the beforementioned events played out, global central bankers kept a watchful eye on economic activity both within and outside of their respective jurisdictions, and all decided to turn on the spigots of monetary easing to seek to prevent the stall in manufacturing from dragging service activity into negative territory as well. The renewed global monetary stimulus and early signs of a reacceleration of global economic activity, paved the way for a strong final quarter of the decade for equity markets. As such, the S&P 500 Index returned an impressive 31.5% in 2019, beating all other major indices handsomely. The Russell 2000 Small Cap Index came closest, returning 25.5%, followed by Foreign Developed equities and Emerging Market equities which returned 22.0% and 18.4% respectively, as measured by the MSCI EAFE and the MSCI Emerging Markets indices.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios. Over the twelve-month period, the Portfolio outperformed the Dow Jones Aggressive Index. The outperformance was driven by strong performance within the underlying Small Cap and International equity portfolios as well as an overweight to U.S. Large Cap equity and an underweight to Emerging Markets equity.

Domestic equity was a detractor from relative performance, as strong performance by the Small Cap equity portfolios was insufficient to make up for the underperformance by the Mid Cap and Large Cap equity portfolios. Within Large Cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors, as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The Loomis Sayles Growth Portfolio (Loomis Sayles replaced ClearBridge Investments, LLC as the subadviser to the

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio on December 16, 2019, so 2019 performance was almost entirely attributable to the legacy manager), on the other hand, underperformed its benchmark by 12.0%. The biggest detractor from performance was security selection within the Energy, Communication Services and Consumer Discretionary sectors, but a significant overweight to Healthcare was a drag on performance as well. Within Mid Cap equities, the Wells Capital Management Mid Cap Value Portfolio stood out positively, as it outperformed its benchmark by 8.7%. It was truly an outstanding year for the portfolio which had positive security selection within all eleven industry sectors, the only detractors being small overweights to Materials and Healthcare (although the security selection within both sectors more than made up for the headwind). At the other end of the spectrum was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology, the strongest performing sector for the year, was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within Small Cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials. A substantial overweight to Technology, which was the best performing sector within the Russell 2000 Value Index, was a significant driver of return as well. On the other hand, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.8%. The Portfolio’s security selection within the Healthcare and Consumer Discretionary sectors, as well as overweights to Energy and Financials, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	27.79	8.80	10.41
Class B	27.48	8.52	10.13
Dow Jones Aggressive Index	27.13	8.93	10.64

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.5
Invesco Comstock Portfolio (Class A)	6.3
Loomis Sayles Growth Portfolio (Class A)	6.3
Jennison Growth Portfolio (Class A)	6.0
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
T. Rowe Price Large Cap Value Portfolio (Class A)	6.0
Harris Oakmark International Portfolio (Class A)	5.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.4
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5.0
Baillie Gifford International Stock Portfolio (Class A)	4.3

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	50.3
International Developed Market Equities	23.6
U.S. Small Cap Equities	10.9
Global Equities	5.5
U.S. Mid Cap Equities	5.0
Real Estate Equities	2.9
Emerging Market Equities	1.8

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.73%	$1,000.00	$1,083.70	$3.83
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$1,082.30	$5.14
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,378,562	$73,040,869
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,594,405	68,814,531
Brighthouse Small Cap Value Portfolio (Class A) (b)	2,455,210	38,694,110
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	2,654,507	30,049,014
Brighthouse/Artisan International Portfolio (Class A) (b)	5,410,335	68,765,363
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	74,423	17,075,638
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	7,059,664	86,269,100
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	2,626,724	93,274,956
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,252,789	64,684,928
Clarion Global Real Estate Portfolio (Class A) (b)	3,792,865	49,193,461
Frontier Mid Cap Growth Portfolio (Class A) (a)	456,032	17,192,420
Harris Oakmark International Portfolio (Class A) (b)	6,898,574	93,889,586
Invesco Comstock Portfolio (Class A) (b)	7,595,403	107,702,818
Invesco Global Equity Portfolio (Class A) (b)	1,841,233	42,863,910
Invesco Small Cap Growth Portfolio (Class A) (b)	2,342,476	30,733,285
Jennison Growth Portfolio (Class A) (a)	6,328,651	103,283,591
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,334,356	34,758,565
Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (Class A) (b)	6,251,915	107,157,817
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,745,401	38,517,978
MFS Research International Portfolio (Class A) (b)	3,967,273	51,693,570
MFS Value Portfolio (Class A) (a)	6,799,122	111,777,573

Affiliated Investment Companies—(Continued)
Morgan Stanley Discovery Portfolio (Class A) (b)	382,163	8,357,896
Neuberger Berman Genesis Portfolio (Class A) (a)	945,522	19,619,587
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (b) (c)	2,898,130	30,082,594
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,503,061	103,255,188
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,296,183	103,137,570
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,523,094	17,119,574
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,052,858	25,721,321
Van Eck Global Natural Resources Portfolio (Class A) (a)	5,957,513	51,175,038
Victory Sycamore Mid Cap Value Portfolio (Class A) (b)	449,396	8,578,963
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,321,998	17,212,411

Total Mutual Funds (Cost $1,578,049,406)		1,713,693,225

Total Investments—100.0% (Cost $1,578,049,406)		1,713,693,225
Other assets and liabilities (net)—0.0%		(558,995)

Net Assets—100.0%		$1,713,134,230

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,713,693,225	$—	$—	$1,713,693,225
Total Investments	$1,713,693,225	$—	$—	$1,713,693,225

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Affiliated investments at value (a)	$1,713,693,225
Receivable for:
Affiliated investments sold	165,366
Fund shares sold	63,505

Total Assets	1,713,922,096
Liabilities
Payables for:
Fund shares redeemed	228,871
Accrued Expenses:
Management fees	103,657
Distribution and service fees	219,405
Deferred trustees’ fees	191,142
Other expenses	44,791

Total Liabilities	787,866

Net Assets	$1,713,134,230

Net Assets Consist of:
Paid in surplus	$1,387,824,783
Distributable earnings (Accumulated losses)	325,309,447

Net Assets	$1,713,134,230

Net Assets
Class A	$667,500,122
Class B	1,045,634,108
Capital Shares Outstanding*
Class A	52,057,662
Class B	81,998,643
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.82
Class B	12.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,578,049,406.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$21,049,069

Total investment income	21,049,069
Expenses
Management fees	1,188,629
Administration fees	30,423
Custodian and accounting fees	27,007
Distribution and service fees—Class B	2,499,620
Audit and tax services	32,414
Legal	42,454
Trustees’ fees and expenses	60,868
Miscellaneous	9,511

Total expenses	3,890,926

Net Investment Income	17,158,143

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	18,345,758
Capital gain distributions from affiliated investments	155,349,116

Net realized gain	173,694,874

Net change in unrealized appreciation on affiliated investments	201,049,596

Net realized and unrealized gain	374,744,470

Net Increase in Net Assets From Operations	$391,902,613

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,158,143	$19,250,737
Net realized gain	173,694,874	178,880,264
Net change in unrealized appreciation (depreciation)	201,049,596	(359,019,122)

Increase (decrease) in net assets from operations	391,902,613	(160,888,121)

From Distributions to Shareholders
Class A	(77,263,645)	(32,014,947)
Class B	(120,954,219)	(50,500,147)

Total distributions	(198,217,864)	(82,515,094)

Increase (decrease) in net assets from capital share transactions	40,750,377	(86,358,475)

Total increase (decrease) in net assets	234,435,126	(329,761,690)

Net Assets
Beginning of period	1,478,699,104	1,808,460,794

End of period	$1,713,134,230	$1,478,699,104

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	810,712	$10,026,764	914,290	$11,828,587
Reinvestments	6,712,741	77,263,645	2,410,765	32,014,947
Redemptions	(4,634,894)	(57,052,540)	(4,624,865)	(60,715,993)

Net increase (decrease)	2,888,559	$30,237,869	(1,299,810)	$(16,872,459)

Class B
Sales	2,277,049	$27,711,199	3,238,684	$42,374,710
Reinvestments	10,554,469	120,954,219	3,817,093	50,500,147
Redemptions	(11,223,653)	(138,152,910)	(12,354,264)	(162,360,873)

Net increase (decrease)	1,607,865	$10,512,508	(5,298,487)	$(69,486,016)

Increase (decrease) derived from capital shares transactions		$40,750,377		$(86,358,475)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.45	$13.32	$11.62	$12.60	$14.03

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.15	0.15	0.17
Net realized and unrealized gain (loss)	2.85	(1.38)	2.45	0.83	(0.31)

Total income (loss) from investment operations	3.00	(1.21)	2.60	0.98	(0.14)

Less Distributions
Distributions from net investment income	(0.24)	(0.17)	(0.19)	(0.32)	(0.22)
Distributions from net realized capital gains	(1.39)	(0.49)	(0.71)	(1.64)	(1.07)

Total distributions	(1.63)	(0.66)	(0.90)	(1.96)	(1.29)

Net Asset Value, End of Period	$12.82	$11.45	$13.32	$11.62	$12.60

Total Return (%) (b)	27.79	(9.80)	23.21	9.19	(1.67)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.09	0.08	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	1.21	1.26	1.18	1.27	1.27
Portfolio turnover rate (%)	13	12	8	11	11
Net assets, end of period (in millions)	$667.5	$563.0	$672.4	$590.2	$581.6

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.39	$13.26	$11.57	$12.54	$13.98

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.13	0.11	0.12	0.14
Net realized and unrealized gain (loss)	2.83	(1.37)	2.45	0.84	(0.33)

Total income (loss) from investment operations	2.95	(1.24)	2.56	0.96	(0.19)

Less Distributions
Distributions from net investment income	(0.20)	(0.14)	(0.16)	(0.29)	(0.18)
Distributions from net realized capital gains	(1.39)	(0.49)	(0.71)	(1.64)	(1.07)

Total distributions	(1.59)	(0.63)	(0.87)	(1.93)	(1.25)

Net Asset Value, End of Period	$12.75	$11.39	$13.26	$11.57	$12.54

Total Return (%) (b)	27.48	(10.06)	22.93	8.98	(2.01)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.33	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	0.96	1.01	0.93	1.03	1.01
Portfolio turnover rate (%)	13	12	8	11	11
Net assets, end of period (in millions)	$1,045.6	$915.7	$1,136.1	$1,026.6	$1,051.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$230,087,492	$0	$215,006,290

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$1,188,629	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
Baillie Gifford International Stock Portfolio (Class A)	$62,931,587	$5,039,044	$(9,518,872)	$3,046,188	$11,542,922	$73,040,869
BlackRock Capital Appreciation Portfolio (Class A)	60,354,008	10,801,129	(10,126,902)	2,694,646	5,091,650	68,814,531
Brighthouse Small Cap Value Portfolio (Class A)	28,860,181	6,572,857	(1,875,726)	(52,895)	5,189,693	38,694,110
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	54,232,845	646,530	(33,530,383)	1,055,328	7,644,694	30,049,014
Brighthouse/Artisan International Portfolio (Class A)	60,015,871	940,803	(8,433,146)	1,094,180	15,147,655	68,765,363
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	14,663,286	2,030,058	(1,001,006)	15,985	1,367,315	17,075,638
Brighthouse/Dimensional International Small Company Portfolio (Class A)	71,059,340	9,485,634	(2,663,442)	(334,669)	8,722,237	86,269,100
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	83,298,299	8,866,994	(14,197,290)	(1,434,073)	16,741,026	93,274,956
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	56,187,301	7,814,475	(8,537,474)	971,437	8,249,189	64,684,928
Clarion Global Real Estate Portfolio (Class A)	45,421,203	1,961,011	(7,360,949)	(291,856)	9,464,052	49,193,461
Frontier Mid Cap Growth Portfolio (Class A)	15,118,219	2,095,895	(2,591,951)	267,154	2,303,103	17,192,420
Harris Oakmark International Portfolio (Class A)	78,982,189	9,805,870	(5,543,869)	(649,105)	11,294,501	93,889,586
Invesco Comstock Portfolio (Class A)	91,982,621	14,695,674	(7,022,132)	1,792,360	6,254,295	107,702,818
Invesco Global Equity Portfolio (Class A)	37,376,033	5,543,327	(5,814,636)	738,465	5,020,721	42,863,910
Invesco Small Cap Growth Portfolio (Class A)	25,948,312	4,730,717	(1,629,766)	(195,963)	1,879,985	30,733,285
Jennison Growth Portfolio (Class A)	90,486,670	14,857,516	(15,071,165)	3,677,014	9,333,556	103,283,591
JPMorgan Small Cap Value Portfolio (Class A)	25,900,173	7,862,704	(530,337)	15,185	1,510,840	34,758,565
Loomis Sayles Growth Portfolio (Class A) (Formerly, ClearBridge Aggressive Growth Portfolio)	92,836,250	14,837,945	(7,338,603)	3,291,113	3,531,112	107,157,817

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
Loomis Sayles Small Cap Growth Portfolio (Class A)	$25,609,427	$13,231,893	$(1,705,274)	$251,408	$1,130,524	$38,517,978
MFS Research International Portfolio (Class A)	45,022,708	3,053,162	(5,628,080)	489,563	8,756,217	51,693,570
MFS Value Portfolio (Class A)	97,131,565	9,139,057	(13,211,152)	1,617,591	17,100,512	111,777,573
Morgan Stanley Discovery Portfolio (Class A)	7,479,913	2,174,395	(2,748,841)	1,211,859	240,570	8,357,896
Neuberger Berman Genesis Portfolio (Class A)	17,022,926	2,597,969	(2,256,568)	710,384	1,544,876	19,619,587
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	29,177,767	(290,719)	7,146	1,188,400	30,082,594
T. Rowe Price Large Cap Growth Portfolio (Class A)	90,508,095	15,144,496	(13,699,513)	1,964,185	9,337,925	103,255,188
T. Rowe Price Large Cap Value Portfolio (Class A)	89,648,854	13,609,644	(9,656,032)	2,347,740	7,187,364	103,137,570
T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,103,724	2,676,348	(2,437,494)	(34,424)	1,811,420	17,119,574
T. Rowe Price Small Cap Growth Portfolio (Class A)	21,968,799	3,365,231	(3,214,225)	385,379	3,216,137	25,721,321
Van Eck Global Natural Resources Portfolio (Class A)	51,737,793	6,343,616	(13,775,367)	(5,528,333)	12,397,329	51,175,038
Victory Sycamore Mid Cap Value Portfolio (Class A)	7,399,113	373,826	(905,071)	(43,469)	1,754,564	8,578,963
Wells Capital Management Mid Cap Value Portfolio (Class A)	14,929,364	611,905	(2,690,305)	(733,765)	5,095,212	17,212,411

	$1,479,216,669	$230,087,492	$(215,006,290)	$18,345,758	$201,049,596	$1,713,693,225

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Baillie Gifford International Stock Portfolio (Class A)	$4,107,092	$931,952	5,378,562
BlackRock Capital Appreciation Portfolio (Class A)	10,646,639	140,014	1,594,405
Brighthouse Small Cap Value Portfolio (Class A)	3,000,994	409,431	2,455,210
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	546,714	2,654,507
Brighthouse/Artisan International Portfolio (Class A)	—	940,803	5,410,335
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,903,249	124,179	74,423
Brighthouse/Dimensional International Small Company Portfolio (Class A)	7,179,330	1,024,698	7,059,664
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	7,374,903	1,462,706	2,626,724
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,102,260	712,215	4,252,789
Clarion Global Real Estate Portfolio (Class A)	—	1,617,935	3,792,865
Frontier Mid Cap Growth Portfolio (Class A)	2,090,811	—	456,032
Harris Oakmark International Portfolio (Class A)	6,673,082	2,121,500	6,898,574
Invesco Comstock Portfolio (Class A)	12,261,129	2,434,545	7,595,403
Invesco Global Equity Portfolio (Class A)	5,110,785	432,542	1,841,233
Invesco Small Cap Growth Portfolio (Class A)	4,627,297	—	2,342,476
Jennison Growth Portfolio (Class A)	14,416,261	440,671	6,328,651
JPMorgan Small Cap Value Portfolio (Class A)	3,262,263	436,175	2,334,356
Loomis Sayles Growth Portfolio (Class A) (Formerly, ClearBridge Aggressive Growth Portfolio)	13,671,775	1,076,695	6,251,915
Loomis Sayles Small Cap Growth Portfolio (Class A)	5,830,493	—	2,745,401
MFS Research International Portfolio (Class A)	2,264,862	788,300	3,967,273
MFS Value Portfolio (Class A)	7,077,765	2,061,291	6,799,122
Morgan Stanley Discovery Portfolio (Class A)	1,414,656	—	382,163
Neuberger Berman Genesis Portfolio (Class A)	2,553,690	44,279	945,522
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	2,898,130
T. Rowe Price Large Cap Growth Portfolio (Class A)	14,728,638	415,858	4,503,061
T. Rowe Price Large Cap Value Portfolio (Class A)	11,341,370	2,268,274	3,296,183
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,633,072	43,276	1,523,094
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,351,276	11,670	1,052,858
Van Eck Global Natural Resources Portfolio (Class A)	—	303,037	5,957,513
Victory Sycamore Mid Cap Value Portfolio (Class A)	265,457	108,369	449,396
Wells Capital Management Mid Cap Value Portfolio (Class A)	459,967	151,940	1,321,998

	$155,349,116	$21,049,069

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,579,220,279

Gross unrealized appreciation	161,348,475
Gross unrealized depreciation	(26,875,529)

Net unrealized appreciation (depreciation)	$134,472,946

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,288,557	$19,432,246	$171,929,307	$63,082,848	$198,217,864	$82,515,094

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$19,880,324	$171,147,319	$134,472,946	$—	$325,500,589

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement with the Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives payments under plans adopted pursuant to Rule 12b-1 to support the provision of distribution and shareholder services of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data,

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of distribution and shareholder services activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered information from the Adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2019, and performed equally to the median of its Performance Universe for the one-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Portfolio underperformed the Dow Jones Aggressive Index for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 23.57%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2019 was characterized by decelerating growth momentum which persisted and contributed to global central banks shifting toward more accommodative stances. As a result, the Federal Reserve (the “Fed”) adopted a “patient” approach, lowered its outlook for rate hikes in 2019 to zero, and signaled an end to its balance sheet unwind. The dovish pivot, along with optimism over U.S.-China trade negotiations, contributed to both falling yields and robust risk appetites—global equities surged higher, credit spreads tightened, oil prices climbed, and the dollar strengthened.

The second quarter was set with a backdrop of slowing global growth and a softened sentiment measure highlighting growing uncertainties about the economic outlook. Intra-quarter trade tensions exacerbated concerns which would lead to global banks signaling a willingness to increase accommodation if needed—further supporting the Fed’s dovish pivot. “Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy—U.S. equities set new all-time highs, credit spreads broadly tightened and sovereign yields fell.

During the third quarter, softening growth momentum and geopolitical uncertainties, including escalating U.S.-China trade tensions, weighed on investor sentiment. Amid the heightened uncertainty, central banks took accommodative actions: the Fed and the European Central Bank (the “ECB”) both lowered their policy rates, and the ECB also announced its quantitative easing program would resume. Meanwhile, risk assets generally withstood bouts of volatility while demand for ‘safe-haven’ assets remained strong—global equities ended the quarter higher, credit spreads were about flat, and sovereign yields fell.

Renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support risk sentiment through year-end and capped a year of strong risk asset returns—U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

TOTAL PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposure. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, Overlay Sleeve performance may significantly impact total Portfolio return in any given period. The Portfolio ended the period with an approximately 70% exposure to equities and a 40% exposure to fixed income.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio outperformed its benchmark over the period. The Base Sleeve benefitted from strong performance by the underlying mid cap equity, small cap equity and non-U.S. equity portfolios.

Contribution from the underlying fixed income portfolios to relative performance was positive in 2019. By far the biggest contributor to performance was the Western Asset Management Strategic Bond Opportunities Portfolio, which outpaced its benchmark by 5.8%. The largest contributor to the portfolio’s outperformance was its corporate credit exposures, including both investment grade corporate credit and high yield corporate credit. In addition, the portfolio further benefitted from local currency exposure within Emerging Markets, as several currencies strengthened versus the U.S. dollar. The BlackRock Bond Income Portfolio was another strong performer, as it outperformed its benchmark by 1.1% for the year. The main drivers of performance for the year were the portfolio’s overweight positions in duration, securitized assets, investment grade credit and municipals, with rates rallying and credit spreads tightening over the course of 2019. At the other end of the spectrum was the Brighthouse/Templeton International Bond Portfolio, which underperformed its benchmark by 3.9%. Being significantly underweight duration in the U.S. and Japan detracted from relative performance, as did select underweight duration exposures in Europe and a lack of duration exposure in the U.K. Finally, the portfolio’s overweight to currency positions in Latin America (in particular Argentina), served as a headwind as well. The Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark by 1.3%. The main drivers of underperformance were an overweight to cash, as well as security selection within the Nonferrous Metals and Minerals, Oil & Gas and Home Furnishing industries.

Domestic equity was a contributor to relative performance, as strong performance by the small cap equity and mid cap equity portfolios made up for the underperformance by the large cap equity portfolios.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Within large cap, the MFS Value Portfolio was the bright spot, outperforming its benchmark by 3.6%. Security selection within the Materials, Communication Services, Healthcare, Financials and Industrials sectors, as well as an underweight to Energy, were the main drivers of performance. The Brighthouse/Wellington Large Cap Research Portfolio also managed to outperform, as it bested its benchmark by 0.6% for the year. The portfolio primarily outperformed as a result of security selection within the Materials, Industrials, Healthcare, Real Estate, Financials and Technology sectors. The Loomis Sayles Growth Portfolio (Loomis Sayles replaced ClearBridge Investments, LLC as the subadviser to the portfolio on December 16, 2019, so 2019 performance was almost entirely attributable to the legacy manager), on the other hand, underperformed its benchmark by 12.0%. The biggest detractor from performance was security selection within the Energy, Communication Services and Consumer Discretionary sectors, but a significant overweight to Healthcare was a drag on performance as well. Within mid cap equities, the Wells Capital Management Mid Cap Value Portfolio stood out positively, as it outperformed its benchmark by 8.7%. It was truly an outstanding year for the portfolio which had positive security selection within all eleven industry sectors, the only detractors being small overweights to Materials and Healthcare (although the security selection within both sectors more than made up for the headwind). At the other end of the spectrum was the T. Rowe Price Mid Cap Growth Portfolio, which underperformed its benchmark by 4.1%. A significant underweight to Technology, the strongest performing sector for the year, was a drag on performance, but security selection within the Energy, Financials, Consumer Staples and Industrials sectors detracted as well. Within small cap equities, the Neuberger Berman Genesis Portfolio was the strongest performer, outperforming its benchmark by 7.3%. The portfolio benefitted from its strong tilt towards growth stocks, as well as strong security selection within Consumer Discretionary, Healthcare, Communication Services and Financials. A substantial overweight to Technology, which was the best performing sector within the Russell 2000 Value Index, was a significant driver of return as well. On the other hand, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.8%. The portfolio’s security selection within the Healthcare and Consumer Discretionary sectors, as well as overweights to Energy and Financials, detracted.

Non-U.S. equity was a strong contributor to relative performance. The best performance was delivered by the Baillie Gifford International Stock Portfolio, which outperformed its benchmark by 11.3% for the year. The majority of the outperformance was driven by strong security selection within the Industrials, Consumer Discretionary, Materials and Technology sectors, but overweights to Consumer Discretionary and Technology and an underweight to Energy all contributed as well. The Brighthouse/Artisan International Portfolio had a strong year, outperforming its benchmark by 8.7%. An underweight to Communication Services helped performance but the main driver was security selection, more specifically within Financials, Materials and Industrials. The Van Eck Global Natural Resources Portfolio, on the other hand, underperformed its benchmark by 5.0%. The portfolio lagged as a result of underweight positioning in Oil & Gas Equipment and Services and overweight positioning in Fertilizers and Agricultural Chemicals.

OVERLAY SLEEVE REVIEW

During 2019’s periodic but infrequent bouts of market volatility, the Portfolio dynamically adjusted its equity exposure. The Portfolio maintained near maximum equity exposure, as risk markets generally rose throughout 2019 off the back of global monetary easing led by the Fed, positive trade developments, and an apparent stabilization of economic fundamentals supported risk sectors. While an overweight equity position for much of the market rally added to relative performance in the Overlay Sleeve, dynamic equity adjustments, obtained via equity futures contracts, partially offset relative gains versus the S&P 500 Index. These V-shaped bouts of volatility, spurred by flare-ups in trade tensions, occurred throughout the year.

The Portfolio’s fixed income allocations were positive relative to the benchmark. U.S. yield curve positioning, partially facilitated through the use of futures, contributed to performance as an overweight in the middle of the curve benefitted in the beginning of year, as yields broadly fell across developed markets. Within a diversified set of spread sectors, exposure to agency mortgage-backed securities and an allocation to investment-grade corporate credit added as corporate spreads generally tightened.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

In regard to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Portfolio ended the period with a maximum overweight exposure to U.S. equities as volatility remained subdued. The Portfolio ended the period underweight duration relative to the benchmark. The fixed income collateral held positions in Corporate, Agency, Mortgages, Municipals, and Quasi-Sovereign bonds at period-end to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

David L. Braun

Yang Lu

Graham A. Rennison

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Brighthouse Balanced Plus Portfolio
Class B	23.57	7.08	7.63
Dow Jones Moderate Index	18.60	6.61	6.65

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.7
U.S. Treasury Notes	5.8
PIMCO Total Return Portfolio (Class A)	5.4
TCW Core Fixed Income Portfolio (Class A)	5.3
JPMorgan Core Bond Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	3.7
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	2.7
MFS Research International Portfolio (Class A)	2.5

Exposure by Asset Class

% of Net Assets
U.S. Large Cap Equities	44.1
Investment Grade Fixed Income	29.3
International Developed Market Equities	12.4
U.S. Mid Cap Equities	5.9
High Yield Fixed Income	5.8
U.S. Small Cap Equities	4.6
International Fixed Income	3.4
Global Equities	2.4
Emerging Market Equities	1.4
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a) (b)	Actual	0.91%	$1,000.00	$1,071.40	$4.75
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—69.6% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.6%
AB International Bond Portfolio (Class A) (a) (b)	19,554,092	$205,122,422
Baillie Gifford International Stock Portfolio (Class A) (c)	23,652,230	321,197,280
BlackRock Bond Income Portfolio (Class A) (c)	7,350,175	800,066,584
BlackRock Capital Appreciation Portfolio (Class A) (c)	1,210,681	52,253,008
BlackRock High Yield Portfolio (Class A) (a)	15,350,198	120,345,553
Brighthouse Small Cap Value Portfolio (Class A) (a)	8,138,656	128,265,218
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	7,563,474	85,618,528
Brighthouse/Artisan International Portfolio (Class A) (a)	19,556,364	248,561,391
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (c)	796,324	182,708,599
Brighthouse/Dimensional International Small Company Portfolio (Class A) (c)	14,067,914	171,909,904
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	17,306,443	177,044,908
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	30,627,557	293,718,271
Brighthouse/Templeton International Bond Portfolio (Class A) (a)	21,811,502	206,773,040
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (c)	1,684,027	59,799,793
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	4,003,674	60,895,882
Clarion Global Real Estate Portfolio (Class A) (a)	8,228,881	106,728,583
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	4,222,546	159,189,982
Harris Oakmark International Portfolio (Class A) (a)	32,869,596	447,355,198
Invesco Comstock Portfolio (Class A) (a)	3,019,005	42,809,492
Invesco Global Equity Portfolio (Class A) (a)	5,313,930	123,708,283
Invesco Small Cap Growth Portfolio (Class A) (a) (b)	8,040,385	105,489,846
Jennison Growth Portfolio (Class A) (c)	3,939,743	64,296,604
JPMorgan Core Bond Portfolio (Class A) (a)	48,198,259	499,333,965
JPMorgan Small Cap Value Portfolio (Class A) (a)	7,150,803	106,475,454
Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (Class A) (a)	2,488,128	42,646,508
MFS Research International Portfolio (Class A) (a)	23,465,023	305,749,244
MFS Value Portfolio (Class A) (c)	3,119,419	51,283,244
Morgan Stanley Discovery Portfolio (Class A) (a) (b)	2,733,340	59,778,144
Neuberger Berman Genesis Portfolio (Class A) (c)	4,098,790	85,049,900
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	23,635,178	236,588,136
PIMCO Total Return Portfolio (Class A) (a)	53,611,298	643,335,571
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a) (b)	8,270,230	85,844,987
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	1,365,970	42,741,187
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	10,876,570	122,252,652
T. Rowe Price Small Cap Growth Portfolio (Class A) (c)	5,237,395	127,949,550
TCW Core Fixed Income Portfolio (Class A) (a)	60,366,772	632,040,098
Van Eck Global Natural Resources Portfolio (Class A) (c)	19,784,912	169,952,393
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	14,061,416	183,079,640
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (c)	28,640,327	395,522,917
Western Asset Management U.S. Government Portfolio (Class A) (c)	34,754,089	411,835,959

Total Mutual Funds (Cost $8,120,341,128)		8,365,317,918

U.S. Treasury & Government Agencies—28.1%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—3.9%
Fannie Mae Pool
2.920%, 03/01/35	2,950,000	2,883,885
3.180%, 07/01/35	2,711,563	2,812,290
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.176%, 11/25/28	6,479,408	6,800,765
Ginnie Mae II 30 Yr. Pool 4.000%, TBA (d)	110,000,000	113,922,719
Uniform Mortgage-Backed Securities 3.500%, TBA (d)	215,000,000	221,001,972
4.000%, TBA (d)	115,000,000	119,632,274

		467,053,905

Federal Agencies—1.4%
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	10,500,000	10,657,596
6.250%, 07/15/32	30,000,000	43,139,223
Federal National Mortgage Association
1.875%, 09/24/26	36,006,000	35,901,268
6.625%, 11/15/30	19,200,000	27,330,031
Residual Funding Corp. Principal Strip
Zero Coupon, 07/15/20	18,900,000	18,725,972
Zero Coupon, 04/15/30	19,500,000	15,198,829
Tennessee Valley Authority
2.875%, 02/01/27	1,700,000	1,782,434
4.250%, 09/15/65	10,000,000	12,960,885

		165,696,238

U.S. Treasury—22.8%
U.S. Treasury Bonds
2.250%, 08/15/49 (e)	82,000,000	79,450,308
2.375%, 11/15/49	50,000,000	49,775,307
2.750%, 08/15/42	29,400,000	31,359,841
2.750%, 11/15/42	196,000,000	208,915,291
2.875%, 05/15/43	126,000,000	137,100,705
2.875%, 08/15/45 (f)	51,300,000	56,009,999
2.875%, 11/15/46 (f)	114,100,000	125,007,961
3.000%, 11/15/44	96,000,000	106,879,058
3.000%, 02/15/47	96,900,000	108,744,509
3.000%, 02/15/49 (f)	148,000,000	166,772,077
3.125%, 02/15/42	93,900,000	106,384,558
3.125%, 02/15/43	89,700,000	101,605,418
3.375%, 05/15/44	99,895,000	118,073,829
3.625%, 08/15/43	25,200,000	30,866,556
4.250%, 11/15/40 (f)	177,700,000	234,896,539
4.375%, 05/15/40	31,300,000	41,977,371
4.375%, 05/15/41	51,000,000	68,668,424
4.625%, 02/15/40	113,700,000	157,017,400
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/45 (f) (g)	3,933,972	4,078,566
2.000%, 01/15/26 (f) (g)	4,926,738	5,475,897
3.625%, 04/15/28 (f) (g)	6,363,960	8,139,931

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 11/30/24 (f) (h)	100,000,000	$99,093,317
2.750%, 08/31/23 (f) (h)	672,000,000	697,803,637

		2,744,096,499

Total U.S. Treasury & Government Agencies (Cost $3,167,797,024)		3,376,846,642

Corporate Bonds & Notes—1.3%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,897,991

Banks—1.1%
Bank of America Corp. 3.419%, 3M LIBOR + 1.040%, 12/20/28 (i)	10,000,000	10,486,920
Bank of New York Mellon Corp. (The) 4.950%, 3M LIBOR + 3.420%, 06/20/20 (i)	6,800,000	6,868,000
Citigroup, Inc. 3.887%, 3M LIBOR + 1.563%, 01/10/28 (i)	10,000,000	10,764,197
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	5,295,876
Goldman Sachs Group, Inc. (The) 3.750%, 02/25/26	19,500,000	20,621,608
HSBC Holdings plc
4.300%, 03/08/26	20,000,000	21,759,986
5.250%, 03/14/44	3,000,000	3,783,687
JPMorgan Chase & Co.
3.220%, 3M LIBOR + 1.155%, 03/01/25 (i)	19,900,000	20,618,124
6.125%, 3M LIBOR + 3.330%, 04/30/24 (i)	3,000,000	3,277,500
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,242,613
Morgan Stanley 3.591%, 3M LIBOR + 1.340%, 07/22/28 (i)	10,000,000	10,620,584
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (i)	8,600,000	9,363,852

		128,702,947

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,344,194

Electric—0.0%
Ohio Power Co. 5.375%, 10/01/21	949,000	1,005,374

Insurance—0.0%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	4,056,101

Pharmaceuticals—0.1%
Allergan Sales LLC 4.875%, 02/15/21 (144A)	5,000,000	5,144,930

Telecommunications—0.0%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	3,413,334

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,769,000	2,887,861

Total Corporate Bonds & Notes (Cost $145,594,691)		155,452,732

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	21,058,164

Total Mortgage-Backed Securities (Cost $20,599,840)		21,058,164

Municipals—0.0%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	656,700
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,261,232

Total Municipals (Cost $2,512,921)		2,917,932

Short-Term Investments—9.3%

Repurchase Agreements—9.3%
Barclays Capital Inc. Repurchase Agreement dated 12/31/19 at 1.600%, due on 01/02/20 with a maturity value of $91,408,124; collateralized by U.S. Treasury Note at 2.000%, maturing 11/30/22, with a market value of $93,065,795.	91,400,000	91,400,000
Deutsche Bank AG Repurchase Agreement dated 12/31/19, at 1.580%, due on 01/03/20 with a maturity value of $442,719,430; collateralized by U.S. Treasury Bond at 3.750%, maturing 11/15/43, and U.S. Treasury Inflation Indexed Note at 0.125%, maturing 04/15/20, with an aggregate market value of $456,406,866.	442,700,000	442,700,000
Repurchase Agreement dated 12/31/19, at 1.850%, due on 01/02/20 with a maturity value of $506,252,026; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/26, with an aggregate market value of $509,713,400	506,200,000	506,200,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $6,114,489; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $6,240,252.	6,114,285	6,114,285

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
JPMorgan Securities LLC Repurchase Agreement dated 12/31/19 at 1.500%, due on 01/02/20 with a maturity value of $62,005,167; collateralized by U.S. Treasury Bond at 2.875%, maturing 11/15/46, with a market value of $62,605,871.	62,000,000	$62,000,000
Repurchase Agreement dated 12/31/19 at 1.650%, due on 01/02/20 with a maturity value of $4,500,413; collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/45, with a market value of $4,535,354	4,500,000	4,500,000

Total Short-Term Investments (Cost $1,112,914,285)		1,112,914,285

Total Investments— 108.5% (Cost $12,569,759,889)		13,034,507,673
Other assets and liabilities (net)—(8.5)%		(1,020,009,695)

Net Assets—100.0%		$12,014,497,978

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying issuers.)
(b)	Non-income producing security.
(c)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying issuers.)
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2019, the market value of securities pledged amounted to $61,041,091.
(f)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $197,104,901.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $35,501,808, which is 0.3% of net assets.

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
JPMorgan Securities LLC	0.700%	12/31/19	01/02/20	USD	62,212,500	$62,212,500

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
JPY	20,900,000	CBNA	01/10/20	USD	192,502	$116

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/20/20	30,253	USD	4,887,523,415	$97,558,514

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(CMO)—	Collateralized Mortgage Obligation

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,365,317,918	$—	$—	$8,365,317,918
Total U.S. Treasury & Government Agencies*	—	3,376,846,642	—	3,376,846,642
Total Corporate Bonds & Notes*	—	155,452,732	—	155,452,732
Total Mortgage-Backed Securities*	—	21,058,164	—	21,058,164
Total Municipals*	—	2,917,932	—	2,917,932
Total Short-Term Investments*	—	1,112,914,285	—	1,112,914,285
Total Investments	$8,365,317,918	$4,669,189,755	$—	$13,034,507,673

Total Reverse Repurchase Agreements (Liability)	$—	$(62,212,500)	$—	$(62,212,500)
Secured Borrowings (Liability)	$—	$(91,403,212)	$—	$(91,403,212)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$116	$—	$116
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$97,558,514	$—	$—	$97,558,514

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$4,669,189,755
Affiliated investments at value (b)	8,365,317,918
Cash denominated in foreign currencies (c)	396,205
Unrealized appreciation on forward foreign currency exchange contracts	116
Receivable for:
Affiliated investments sold	97,372
TBA securities sold	425,975,791
Fund shares sold	1,167,293
Interest	22,414,808
Variation margin on futures contracts	13,464,825
Prepaid expenses	10,334

Total Assets	13,498,034,417
Liabilities
Secured borrowings	91,403,212
Reverse repurchase agreement	62,212,500
Cash collateral for TBAs	300,000
Payables for:
Investments purchased	442,700,000
TBA securities purchased	880,283,419
Fund shares redeemed	1,312,580
Interest on reverse repurchase agreements	1,210
Deferred dollar roll income	1,232
Accrued Expenses:
Management fees	2,396,943
Distribution and service fees	2,540,141
Deferred trustees’ fees	138,764
Other expenses	246,438

Total Liabilities	1,483,536,439

Net Assets	$12,014,497,978

Net Assets Consist of:
Paid in surplus	$10,223,332,484
Distributable earnings (Accumulated losses)	1,791,165,494

Net Assets	$12,014,497,978

Net Assets
Class B	$12,014,497,978
Capital Shares Outstanding*
Class B	999,994,505
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,449,418,761.
(b)	Identified cost of affiliated investments was $8,120,341,128.
(c)	Identified cost of cash denominated in foreign currencies was $388,710.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$218,520,516
Interest	93,911,198

Total investment income	312,431,714
Expenses
Management fees	28,006,545
Administration fees	151,469
Custodian and accounting fees	183,085
Distribution and service fees—Class B	29,183,602
Interest expense	373,867
Audit and tax services	44,029
Legal	42,455
Trustees’ fees and expenses	60,868
Shareholder reporting	66,190
Insurance	24,103
Miscellaneous	34,849

Total expenses	58,171,062
Less management fee waiver	(512,284)

Net expenses	57,658,778

Net Investment Income	254,772,936

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	36,530,724
Affiliated investments	30,865,838
Futures contracts	815,865,522
Foreign currency transactions	(1,217)
Forward foreign currency transactions	(1,494)
Capital gain distributions from affiliated investments	274,513,243

Net realized gain	1,157,772,616

Net change in unrealized appreciation on:
Investments	218,791,987
Affiliated investments	709,631,477
Futures contracts	107,656,042
Foreign currency transactions	8,370
Forward foreign currency transactions	6,362

Net change in unrealized appreciation	1,036,094,238

Net realized and unrealized gain	2,193,866,854

Net Increase in Net Assets From Operations	$2,448,639,790

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$254,772,936	$213,697,546
Net realized gain (loss)	1,157,772,616	(63,778,541)
Net change in unrealized appreciation (depreciation)	1,036,094,238	(1,022,326,138)

Increase (decrease) in net assets from operations	2,448,639,790	(872,407,133)

From Distributions to Shareholders
Class B	(236,378,234)	(1,222,844,162)

Total distributions	(236,378,234)	(1,222,844,162)

Increase (decrease) in net assets from capital share transactions	(984,807,939)	415,161,862

Total increase (decrease) in net assets	1,227,453,617	(1,680,089,433)

Net Assets
Beginning of period	10,787,044,361	12,467,133,794

End of period	$12,014,497,978	$10,787,044,361

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	6,263,750	$69,274,037	14,066,539	$156,261,022
Reinvestments	21,567,357	236,378,234	114,071,284	1,222,844,162
Redemptions	(115,417,132)	(1,290,460,210)	(87,050,674)	(963,943,322)

Net increase (decrease)	(87,586,025)	$(984,807,939)	41,087,149	$415,161,862

Increase (decrease) derived from capital shares transactions		$(984,807,939)		$415,161,862

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.92	$11.91	$10.76	$10.34	$11.70

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.20	0.18	0.16	0.24
Net realized and unrealized gain (loss)	2.08	(0.98)	1.73	0.69	(0.68)

Total income (loss) from investment operations	2.32	(0.78)	1.91	0.85	(0.44)

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.18)	(0.31)	(0.24)
Distributions from net realized capital gains	—	(1.01)	(0.58)	(0.12)	(0.68)

Total distributions	(0.23)	(1.21)	(0.76)	(0.43)	(0.92)

Net Asset Value, End of Period	$12.01	$9.92	$11.91	$10.76	$10.34

Total Return (%) (b)	23.57	(7.36)	18.33	8.36	(4.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.50	0.50	0.50	0.50	0.49
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.50	0.49	0.50	0.50	0.49
Net ratio of expenses to average net assets (%) (c) (d)	0.49	0.49	0.50	0.49	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (e)	2.18	1.79	1.54	1.51	2.16
Portfolio turnover rate (%)	76 (f)	54 (f)	32 (f)	17	20
Net assets, end of period (in millions)	$12,014.5	$10,787.0	$12,467.1	$10,965.1	$10,470.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 15%, 24% and 8% for the years ended December 31, 2019, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $1,112,914,285, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding reverse repurchase agreement balance for 16 days. The average amount of borrowings was $135,379,922 and the annualized weighted average interest rate was 2.23% during the 16 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2019:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged	Net Amount*
JPMorgan Securities LLC	$(62,212,500)	$61,041,091	$(1,171,409)

*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2019, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding secured borrowing transaction balance for 80 days. For the year ended December 31, 2019, the Portfolio’s average amount of borrowings was $12,139,175 and the weighted average interest rate was 1.56% during the 80 day period.

At December 31, 2019, the amount of the Portfolio’s outstanding borrowings was $91,403,212. The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2019:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral (Received)(b)	Net Amount(c)
Barclays Capital, Inc.	$(91,403,212)	$91,165,852	$—	$(237,360)

(a)	Represents market value of borrowings as of December 31, 2019.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(91,403,212)	$—	$—	$(91,403,212)
Reverse Repurchase Agreements
U. S. Treasury	$—	(62,212,500)	$—	$—	$(62,212,500)
Total Borrowings	$—	$(153,615,712)	$—	$—	$(153,615,712)
Gross amount of recognized liabilities for secured borrowing transactions					$(153,615,712)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$97,558,514
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	116

		$97,558,630

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$116	$—	$—	$116

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,494)	$(1,494)
Futures contracts	(9,807,620)	825,673,142	—	815,865,522

	$(9,807,620)	$825,673,142	$(1,494)	$815,864,028

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$6,362	$6,362
Futures contracts	2,515,972	105,140,070	—	107,656,042

	$2,515,972	$105,140,070	$6,362	$107,662,404

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$512,464
Futures contracts long	4,758,979,145
Futures contracts short	(218,421,788)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$7,915,509,380	$865,868,369	$8,001,101,906	$919,479,626

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$7,068,544,881	$7,069,730,077

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2019	% per annum	Average Daily Net Assets of the Overlay Portion
$23,569,393	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2019	% per annum	Average Daily Net Assets of the Base Portion
$4,437,152	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
AB International Bond Portfolio (Class A)	$—	$195,907,260	$(370,719)	$15,721	$9,570,160	$205,122,422
Baillie Gifford International Stock Portfolio (Class A)	269,786,115	22,042,309	(34,285,813)	13,113,222	50,541,447	321,197,280
BlackRock Bond Income Portfolio (Class A)	810,696,845	29,643,931	(86,218,680)	(3,408,227)	49,352,715	800,066,584
BlackRock Capital Appreciation Portfolio (Class A)	44,644,212	8,242,048	(6,458,532)	2,226,270	3,599,010	52,253,008
BlackRock High Yield Portfolio (Class A)	111,398,641	7,030,143	(7,340,675)	(1,004,964)	10,262,408	120,345,553
Brighthouse Small Cap Value Portfolio (Class A)	103,244,335	11,828,343	(5,123,090)	(7,562)	18,323,192	128,265,218
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	157,202,025	1,531,668	(98,232,144)	5,475,444	19,641,535	85,618,528
Brighthouse/Artisan International Portfolio	213,123,340	3,421,914	(26,699,490)	4,003,673	54,711,953	248,561,390
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	152,267,478	21,446,148	(5,598,219)	1,303,784	13,289,408	182,708,599
Brighthouse/Dimensional International Small Company Portfolio (Class A)	137,349,845	22,917,734	(5,149,445)	(658,665)	17,450,435	171,909,904
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	167,044,028	8,376,254	(2,430,055)	40,325	4,014,356	177,044,908
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	285,957,427	10,661,502	(6,087,827)	(199,455)	3,386,624	293,718,271
Brighthouse/Templeton International Bond Portfolio (Class A)	284,630,729	17,804,832	(83,664,153)	(7,032,731)	(4,965,637)	206,773,040
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	52,704,477	5,639,059	(8,330,395)	(1,345,772)	11,132,424	59,799,793
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	51,590,641	7,390,801	(6,657,429)	781,880	7,789,989	60,895,882
Clarion Global Real Estate Portfolio (Class A)	98,856,827	3,487,993	(15,669,974)	2,651,395	17,402,342	106,728,583
Frontier Mid Cap Growth Portfolio (Class A)	136,198,107	19,398,689	(20,069,950)	(1,254,582)	24,917,718	159,189,982
Harris Oakmark International Portfolio (Class A)	365,125,720	54,878,098	(23,530,482)	2,263,979	48,617,883	447,355,198
Invesco Comstock Portfolio (Class A)	34,802,784	5,776,838	(885,281)	213,064	2,902,087	42,809,492
Invesco Global Equity Portfolio (Class A)	102,979,317	15,890,401	(11,325,815)	1,527,924	14,636,456	123,708,283
Invesco Small Cap Growth Portfolio (Class A)	85,458,517	15,788,448	(1,110,563)	(173,024)	5,526,468	105,489,846
Jennison Growth Portfolio (Class A)	54,858,201	9,212,845	(7,816,461)	1,781,809	6,260,210	64,296,604
JPMorgan Core Bond Portfolio (Class A)	580,821,441	23,566,569	(124,821,232)	(4,115,671)	23,882,858	499,333,965
JPMorgan Small Cap Value Portfolio (Class A)	85,459,556	15,815,543	(807,982)	(56,156)	6,064,493	106,475,454
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	35,834,219	5,842,776	(1,724,369)	825,243	1,868,639	42,646,508
MFS Research International Portfolio (Class A)	257,808,263	18,103,298	(24,370,758)	5,153,655	49,054,786	305,749,244
MFS Value Portfolio (Class A)	43,933,103	4,227,230	(5,445,534)	594,045	7,974,400	51,283,244
Morgan Stanley Discovery Portfolio (Class A)	51,003,869	13,915,435	(15,024,579)	5,279,229	4,604,190	59,778,144
Neuberger Berman Genesis Portfolio (Class A)	71,658,292	11,239,317	(7,372,422)	3,175,124	6,349,589	85,049,900
PIMCO Inflation Protected Bond Portfolio (Class A)	229,023,321	8,473,036	(11,522,566)	(2,117,934)	12,732,279	236,588,136
PIMCO Total Return Portfolio (Class A)	636,053,721	19,944,040	(46,587,837)	(1,605,231)	35,530,878	643,335,571
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	83,481,134	(1,251,066)	35,825	3,579,094	85,844,987
T. Rowe Price Large Cap Value Portfolio (Class A)	36,382,641	5,664,293	(3,211,523)	301,519	3,604,257	42,741,187
T. Rowe Price Mid Cap Growth Portfolio (Class A)	105,783,367	19,173,134	(15,276,980)	143,414	12,429,717	122,252,652
T. Rowe Price Small Cap Growth Portfolio (Class A)	105,223,935	16,679,362	(11,379,110)	2,754,963	14,670,400	127,949,550
TCW Core Fixed Income Portfolio (Class A)	639,470,176	21,763,066	(60,323,966)	1,777,494	29,353,328	632,040,098
Van Eck Global Natural Resources Portfolio (Class A)	121,854,808	32,913,310	(340,088)	(185,885)	15,710,248	169,952,393
Wells Capital Management Mid Cap Value Portfolio (Class A)	155,468,947	6,556,255	(25,354,406)	(2,165,569)	48,574,413	183,079,640
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	374,737,526	18,856,177	(31,402,060)	1,416,002	31,915,272	395,522,917
Western Asset Management U.S. Government Portfolio (Class A)	405,372,899	11,453,537	(17,702,192)	(657,737)	13,369,453	411,835,960

	$7,655,809,695	$835,984,770	$(866,973,862)	$30,865,838	$709,631,477	$8,365,317,918

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
AB International Bond Portfolio (Class A)	$—	$—	19,554,092
Baillie Gifford International Stock Portfolio (Class A)	17,965,667	4,076,642	23,652,230
BlackRock Bond Income Portfolio (Class A)	—	29,643,931	7,350,175
BlackRock Capital Appreciation Portfolio (Class A)	8,135,064	106,984	1,210,681
BlackRock High Yield Portfolio (Class A)	—	7,029,357	15,350,198
Brighthouse Small Cap Value Portfolio (Class A)	10,142,786	1,383,798	8,138,656
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	1,531,668	7,563,474
Brighthouse/Artisan International Portfolio	—	3,421,914	19,556,364

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2019
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	$19,970,390	$1,302,983	796,324
Brighthouse/Dimensional International Small Company Portfolio (Class A)	13,978,831	1,995,183	14,067,914
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	8,076,787	17,306,443
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	10,248,910	30,627,557
Brighthouse/Templeton International Bond Portfolio (Class A)	399,660	17,405,172	21,811,502
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4,705,743	933,316	1,684,027
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,717,199	673,602	4,003,674
Clarion Global Real Estate Portfolio (Class A)	—	3,487,993	8,228,881
Frontier Mid Cap Growth Portfolio (Class A)	19,398,689	—	4,222,546
Harris Oakmark International Portfolio (Class A)	31,036,849	9,867,206	32,869,596
Invesco Comstock Portfolio (Class A)	4,724,899	938,166	3,019,005
Invesco Global Equity Portfolio (Class A)	14,650,483	1,239,918	5,313,930
Invesco Small Cap Growth Portfolio (Class A)	15,654,757	—	8,040,385
Jennison Growth Portfolio (Class A)	8,939,583	273,262	3,939,743
JPMorgan Core Bond Portfolio (Class A)	—	23,566,569	48,198,259
JPMorgan Small Cap Value Portfolio (Class A)	9,780,671	1,307,705	7,150,803
Loomis Sayles Growth Portfolio (Class A) (formerly, ClearBridge Aggressive Growth Portfolio)	5,361,929	422,269	2,488,128
MFS Research International Portfolio (Class A)	13,429,183	4,674,115	23,465,023
MFS Value Portfolio (Class A)	3,273,789	953,441	3,119,419
Morgan Stanley Discovery Portfolio (Class A)	10,071,306	—	2,733,340
Neuberger Berman Genesis Portfolio (Class A)	11,047,758	191,559	4,098,790
PIMCO Inflation Protected Bond Portfolio (Class A)	—	8,385,809	23,635,178
PIMCO Total Return Portfolio (Class A)	—	19,751,591	53,611,298
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	—	8,270,230
T. Rowe Price Large Cap Value Portfolio (Class A)	4,720,244	944,049	1,365,970
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,863,108	310,026	10,876,570
T. Rowe Price Small Cap Growth Portfolio (Class A)	16,616,364	57,863	5,237,395
TCW Core Fixed Income Portfolio (Class A)	—	21,750,924	60,366,772
Van Eck Global Natural Resources Portfolio (Class A)	—	946,491	19,784,912
Wells Capital Management Mid Cap Value Portfolio (Class A)	4,928,291	1,627,964	14,061,416
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	18,856,177	28,640,327
Western Asset Management U.S. Government Portfolio (Class A)	—	11,137,172	34,754,089

	$274,513,243	$218,520,516

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$12,639,518,524

Gross unrealized appreciation	464,476,390
Gross unrealized depreciation	(69,479,746)

Net unrealized appreciation (depreciation)	$394,996,644

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$236,378,234	$568,754,281	$—	$654,089,881	$236,378,234	$1,222,844,162

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$572,788,083	$823,519,532	$394,996,644	$—	$1,791,304,259

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019 the Portfolio utilized accumulated short-term capital losses of $133,059,244.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-year, and five-year periods ended October 31, 2019. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 29.06% and 28.78%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 22.39%.

MARKET ENVIRONMENT / CONDITIONS

Small-cap value stocks posted positive performance in 2019. During the year, growth companies outperformed value companies across the U.S. market cap spectrum. The performance disparity between value companies and growth companies was significant in small-cap equities throughout the year as the Russell 2000 Value Index gained 22.39% while the Russell 2000 Growth Index rose 28.48%.

Sector-level performance within the Russell 2000 Value Index was strong during the year with 9 of 11 sectors returning over 10%. The Information Technology (“IT”) sector was the strongest performing with a return of over 50% for the year. The Real Estate, Industrials, Materials, and Financials sectors each returned over 20% during the year. The Energy sector in the benchmark declined during the year, and the Communication Services, Health Care, and Consumer Staples sectors lagged. Higher-quality companies within the benchmark, those companies with higher returns on equity and lower price-to-earnings ratios, outperformed their lower-quality counterparts during the year.

The gross domestic product (“GDP”) growth rate slowed but remained positive in 2019. The unemployment rate remained at historically low levels with a December reading of 3.5%, while wage growth was positive. The Federal Reserve Bank reduced the federal funds rate in the second half of the year to support economic growth. The Conference Board Consumer Confidence Index (1985=100) was at historically high levels over the summer, peaking in August, and then declining month over month to settle at 126.5 for December, which was well above long-term averages.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The Portfolio sleeve outperformed the Russell 2000 Value Index in 2019. Outperformance during the year was broadly diversified with excess returns generated in 10 of 11 sectors. Stock selection in the Industrials sector led outperformance, with strong contribution from capital goods companies. Stock selection and a relative overweight allocation to the IT sector contributed. Stock selection in the Consumer Discretionary, Consumer Staples, and Health Care sectors provided additional contribution. Stock selection in the Materials sector was the only detractor during the year as the Portfolio’s holdings lagged those in the benchmark.

Teradyne, Inc., a supplier of automation equipment for test and industrial applications, contributed to performance during the year. Teradyne designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Teradyne’s stock price rose throughout the year and experienced a significant price increase after the company reported fiscal second-quarter earnings in July. Teradyne’s largest business segment, Semiconductor Test, reported stronger-than-expected sales that quarter, driven by 5G infrastructure, networking, and memory test. We believe Teradyne is well positioned to continue benefiting from increasing demand for its products.

MasTec, Inc., a specialty engineering and construction company operating in the oil and gas, telecommunications, and power generation end-markets, contributed to performance during the year. MasTec reported multiple quarters of strong revenue, earnings-per-share, and earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth. The company has a healthy backlog of projects across business segments and trades at what we view as an attractive valuation.

Meritage Homes Corp., one of the largest builders of single-family homes in the United States, contributed to the Portfolio’s performance. During the fiscal year, shares of Meritage Homes outperformed as the company reported consistently strong earnings and revenue. Meritage Homes has delivered more homes than expected and announced year-over-year order growth. During the fiscal year, we trimmed the Portfolio’s position in Meritage Homes and purchased shares of peer homebuilder KB Home. We were attracted to KB Home, which was trading at a discounted valuation, pays a dividend, and has a strong balance sheet. Both homebuilders have a unique focus on selling to the entry-level and first move-up home-buyer markets, which we believe has sustainable demand.

Shares of Berry Global Group, Inc., a manufacturer of plastic consumer packaging, engineered materials, and nonwoven speciality materials, detracted from performance for the year. The company’s shares declined following the release of disappointing fiscal third-quarter earnings. Revenue and free-cash flow for the quarter were lower than estimated, but management reiterated that the company would meet its full-year free-cash flow guidance and expects free-cash flow to grow next year. We maintained the Portfolio’s position in Berry Global Group as the company achieved its 2019 free-cash flow expectations and trades at a discounted valuation in our view.

Shares of television broadcasting and magazine company, Meredith Corp., detracted from the Portfolio’s relative performance during the year. Meredith closed its acquisition of Time, Inc. in January 2018 and had anticipated that significant cost synergies from the deal would likely be realized in its 2020 fiscal year. When Meredith reported fiscal third quarter 2018 results, it set a goal to generate $1 billion of EBITDA in fiscal 2020. More than a year later,

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

however, on its fiscal 2019 fourth-quarter earnings call, Meredith said that fiscal 2020 adjusted EBITDA guidance was now expected to range from $640 million to $675 million, acknowledging that the company was not where it expected to be at this point in time. The deterioration of the company’s fundamentals changed our investment rationale and resulted in our exiting the Portfolio’s position prior to the end of the year.

Whiting Petroleum Corp., an independent oil and gas exploration and production company with primary operations in the Bakken and Niobrara basins, detracted from performance. The company reported weaker-than-expected second-quarter results that missed oil production and earnings expectations. The oil production miss was a result of infrastructure constraints that were more severe than anticipated. In our view, Whiting Petroleum’s weaker financial outlook should make its ability to meet its deleveraging goals less realistic and it is likely to force the company to take financial action that isn’t consistent with our investment discipline and, we believe, would not be in the best interest of equity shareholders. We exited Whiting Petroleum prior to the end of the year as a result of what we viewed as negative changes in its financial position.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free-cash-flow generation as more attractive. The Portfolio’s largest relative overweights were in the Materials, Industrials, and IT sectors. The Portfolio’s largest underweights were in the traditionally defensive Real Estate, Utilities, and Health Care sectors.

Christopher S. Beck

Kelley McKee

Steven G. Catricks

Kent P. Madden

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management Incorporated.

The Portfolio sleeve outperformed the Russell 2000 Value Index (the “Index”) over the twelve-month period ended December 31, 2019. The Portfolio sleeve’s strong relative performance was driven largely by security selection, although relative sector weight allocation differences also added value. Notably, stock selection in the Industrials, Materials, Consumer Discretionary, and Financials sectors as well as an underweight to the worst-performing Energy sector were the largest contributors to relative performance. The Portfolio also benefitted from meaningful overweights to the strong-performing Industrials and Materials sectors. Stock selection in the IT sector and the Portfolio’s exposure to cash were the primary detractors, although the Portfolio was also negatively impacted by its positioning in Real Estate.

Two of the Portfolio’s largest relative contributors were in the Industrials sector. Atkore International Group, Inc. and Global Brass and Copper Holdings, Inc. outperformed. Atkore reported strong results with solid volume growth, attractive free cash flow conversion, and a favorable outlook for fiscal year 2020. The company continued to pay down debt while integrating acquisitions ahead of schedule. Furthermore, Atkore remained poised to redeploy capital to drive additional shareholder value. We continue to monitor the reward/risk valuation but are still attracted to the company’s long-term prospects. Global Brass and Copper Holdings benefited greatly from a recovery in margins related to commodity prices and was acquired by Wieland Group at a 27% premium to its pre-announcement price. As a result, we divested the position from the Portfolio during the period.

Security selection along with the Portfolio’s sizeable relative overweight within the Materials sector contributed to performance. Within the sector, Innospec, Inc. was the largest relative contributor in the period. The specialty chemical manufacturer posted strong results, driven by solid organic growth and synergies from past acquisition integrations. The company has used its balance sheet to diversify its product mix to be increasingly resistant to sharp cyclical swings or macro uncertainty. We continue to see opportunity for the company’s shares to move higher as we see free cash flow increasing and a management team focused on potential merger and acquisition opportunities to further diversify end markets and return cash back to shareholders.

Security selection in the Consumer Discretionary sector added value to performance during the past twelve months. Within the sector, Helen of Troy, Ltd. added the most value. Helen of Troy is a consumer-facing company with three main segments: Beauty, Housewares and Health & Home. Like other consumer names, Helen of Troy was under pressure early in the year from fears of online competition and eroding pricing power. To the company’s credit, its online presence is strong, approaching 20% of sales now. Helen of Troy surprised the skeptics with solid results, boosting the stock substantially. We continue to see a strong balance sheet and opportunity to deploy it accretively, alongside excellent free cash generation.

The Financials sector contributed to relative performance primarily as a result of stock selection. Asset management company Artisan Partners Asset Management was the largest contributor. In 2019 the company’s fund flow and asset pressure subsided some, which in combination with some new product launches and strong market appreciation proved beneficial over the period.

The Portfolio’s underweight to the Energy sector contributed to relative performance as Energy was the worst-performing sector in the Index driven by the sell-off in crude oil prices and widening high yield credit spreads. We continued to be underweight the sector as we awaited more attractive reward to risk opportunities to emerge.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

Conversely, stock selection in the IT sector was the largest detractor during the period. Within the sector, NETGEAR, Inc. subtracted the most value from relative performance. NETGEAR offers networking and computing infrastructure equipment to consumers, businesses, and service providers. NETGEAR’s home networking business was expected to see a boost from new product demand resulting from the rollout of the new Wi-Fi 6 standard. This upgrade cycle has been slow to take hold, and NETGEAR had to reduce its forecasts. We view this as a short-term issue and the company’s balance sheet remains in a net cash position, providing solid downside support.

The Portfolio’s sizeable underweight to Real Estate as well as stock selection in the sector detracted from relative performance as Real Estate was the second-best performing sector in the Index. We continued to be underweight the sector as we awaited more attractive reward to risk opportunities to emerge. Within the sector, Pebblebrook Hotel Trust was a detractor from relative performance. Pebblebrook is an upscale full-service-oriented real estate investment trust (“REIT”) with a majority of hotels in major gateway markets such as San Francisco, Boston, San Diego, and Los Angeles. The company is in the process of de-levering and fine-tuning the portfolio after the major acquisition of competitor LaSalle Hotel Properties last year. Shares of Pebblebrook have been under pressure, along with the rest of the hotel REIT sector, given new supply, increased labor costs, and reduced influx of international travelers. We expect Pebblebrook to emerge with an extremely high-quality portfolio as restructurings are completed and the business environment improves.

During the 12-month period, the Portfolio reduced its underweight to the Financials sectors with purchases of 10 new holdings, although we remained largely underweight. Within IT and Industrials, we exited a few positions and used the proceeds to initiate new positions that we felt possessed more attractive long-term reward-risk opportunities and did not alter the macro exposures of the overall Portfolio as we viewed Industrials and Financials in a similar economically sensitive bucket.

As of December 31, 2019, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Materials and Industrials sectors. In Materials, the overweight was primarily due to opportunities we found in the containers and packaging industry as well as the specialty chemical industry. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in the Real Estate and Financials sectors. In the Real Estate sector, we are not currently finding enough companies that present attractive valuations on a reward-to-risk basis, as such the Portfolio remained largely underweight the sector at period-end. Within Financials, the underweight is primarily to banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	29.06	8.91	10.41
Class B	28.78	8.65	10.14
Russell 2000 Value Index	22.39	6.99	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Hancock Whitney Corp.	1.7
Eagle Materials, Inc.	1.4
Innospec, Inc.	1.3
MasTec, Inc.	1.3
Hanover Insurance Group, Inc. (The)	1.3
East West Bancorp, Inc.	1.3
Dine Brands Global, Inc.	1.2
First Hawaiian, Inc.	1.1
Mueller Industries, Inc.	1.1
Neenah, Inc.	1.1

Top Sectors

% of Net Assets
Financials	26.5
Industrials	18.1
Information Technology	11.0
Materials	10.3
Consumer Discretionary	9.3
Consumer Staples	6.0
Real Estate	5.8
Energy	4.6
Utilities	4.1
Health Care	1.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.78%	$1,000.00	$1,099.00	$4.13
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$1,098.00	$5.45
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Parsons Corp. (a) (b)	103,045	$4,253,698

Airlines—0.2%
SkyWest, Inc.	34,046	2,200,393

Auto Components—0.2%
Standard Motor Products, Inc.	29,900	1,591,278

Banks—16.8%
Associated Banc-Corp.	279,736	6,165,381
Bank of NT Butterfield & Son, Ltd. (The)	74,000	2,739,480
Community Bank System, Inc.	15,846	1,124,115
CVB Financial Corp.	137,159	2,959,891
East West Bancorp, Inc.	256,500	12,491,550
First Citizens BancShares, Inc. - Class A	17,170	9,138,046
First Financial Bancorp	214,000	5,444,160
First Hawaiian, Inc.	387,676	11,184,453
First Interstate BancSystem, Inc. - Class A	89,800	3,764,416
First Midwest Bancorp, Inc.	238,600	5,502,116
FNB Corp.	601,600	7,640,320
Great Western Bancorp, Inc.	180,700	6,277,518
Hancock Whitney Corp.	374,045	16,413,095
Iberiabank Corp.	67,435	5,046,161
NBT Bancorp, Inc.	96,700	3,922,152
People’s United Financial, Inc.	151,220	2,555,618
Prosperity Bancshares, Inc. (b)	78,585	5,649,476
Renasant Corp. (b)	169,280	5,995,898
S&T Bancorp, Inc.	73,500	2,961,315
South State Corp. (b)	56,618	4,911,611
UMB Financial Corp.	157,758	10,828,509
Umpqua Holdings Corp.	370,300	6,554,310
Valley National Bancorp	477,200	5,463,940
Webster Financial Corp.	160,800	8,580,288
WesBanco, Inc.	98,800	3,733,652
Western Alliance Bancorp	124,000	7,068,000

		164,115,471

Beverages—0.5%
Cott Corp.	326,664	4,468,763

Building Products—2.1%
Apogee Enterprises, Inc.	6,573	213,622
CSW Industrials, Inc.	121,811	9,379,447
Griffon Corp.	103,396	2,102,041
Quanex Building Products Corp.	167,240	2,856,459
Simpson Manufacturing Co., Inc. (b)	75,359	6,046,053

		20,597,622

Capital Markets—2.9%
Apollo Investment Corp. (b)	215,739	3,766,803
Artisan Partners Asset Management, Inc. - Class A	127,056	4,106,450
GlassBridge Enterprises, Inc. (a) (b)	572	114,400
Legg Mason, Inc.	94,700	3,400,677
Main Street Capital Corp. (b)	40,424	1,742,679
New Mountain Finance Corp. (b)	293,596	4,034,009
Stifel Financial Corp.	130,000	7,884,500

Capital Markets—(Continued)
Westwood Holdings Group, Inc.	94,830	2,808,864

		27,858,382

Chemicals—4.7%
Element Solutions, Inc. (a)	181,349	2,118,156
Ferro Corp. (a)	181,500	2,691,645
HB Fuller Co.	99,900	5,151,843
Innospec, Inc.	123,543	12,779,288
Olin Corp. (b)	243,500	4,200,375
PolyOne Corp.	173,044	6,366,289
PQ Group Holdings, Inc. (a)	149,338	2,565,627
Quaker Chemical Corp. (b)	20,943	3,445,542
Scotts Miracle-Gro Co. (The)	35,000	3,716,300
Sensient Technologies Corp. (b)	36,013	2,380,099

		45,415,164

Commercial Services & Supplies—3.0%
ACCO Brands Corp.	223,010	2,087,374
Deluxe Corp.	124,531	6,216,588
Ennis, Inc. (b)	176,131	3,813,236
Healthcare Services Group, Inc. (b)	86,854	2,112,289
Knoll, Inc.	147,952	3,737,268
UniFirst Corp.	27,800	5,615,044
Viad Corp.	80,037	5,402,497

		28,984,296

Communications Equipment—1.0%
CommScope Holding Co., Inc. (a)	120,790	1,714,010
NETGEAR, Inc. (a) (b)	91,361	2,239,258
NetScout Systems, Inc. (a)	104,590	2,517,481
Viavi Solutions, Inc. (a)	219,300	3,289,500

		9,760,249

Construction & Engineering—1.6%
MasTec, Inc. (a)	198,575	12,740,572
Primoris Services Corp.	149,300	3,320,432

		16,061,004

Construction Materials—1.4%
Eagle Materials, Inc. (b)	154,783	14,032,627

Containers & Packaging—1.5%
Berry Global Group, Inc. (a)	136,203	6,468,280
Silgan Holdings, Inc.	255,474	7,940,132

		14,408,412

Distributors—0.2%
Core-Mark Holding Co., Inc.	78,399	2,131,669

Diversified Consumer Services—0.6%
Franchise Group, Inc. (b)	46,255	1,073,116
Service Corp. International	75,900	3,493,677
ServiceMaster Global Holdings, Inc. (a)	38,067	1,471,670

		6,038,463

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.3%
Jefferies Financial Group, Inc.	124,409	$2,658,620

Electric Utilities—2.6%
ALLETE, Inc.	48,200	3,912,394
El Paso Electric Co.	69,800	4,738,722
Hawaiian Electric Industries, Inc. (b)	191,066	8,953,353
IDACORP, Inc.	69,400	7,411,920

		25,016,389

Electrical Equipment—1.2%
Atkore International Group, Inc. (a)	260,494	10,539,587
EnerSys	17,135	1,282,212

		11,821,799

Electronic Equipment, Instruments & Components—4.3%
API Group Corp. (a)	287,988	3,038,273
AVX Corp.	194,124	3,973,718
Badger Meter, Inc. (b)	43,021	2,793,354
Belden, Inc. (b)	51,076	2,809,180
Coherent, Inc. (a) (b)	20,100	3,343,635
Flex, Ltd. (a)	364,600	4,601,252
Littelfuse, Inc.	6,009	1,149,522
Novanta, Inc. (a)	62,876	5,560,753
Tech Data Corp. (a)	32,776	4,706,634
TTM Technologies, Inc. (a) (b)	264,076	3,974,344
Vishay Intertechnology, Inc.	271,400	5,778,106

		41,728,771

Energy Equipment & Services—1.9%
Dril-Quip, Inc. (a)	53,600	2,514,376
Forum Energy Technologies, Inc. (a)	428,432	719,766
Helix Energy Solutions Group, Inc. (a)	347,500	3,346,425
NexTier Oilfield Solutions, Inc. (a)	169,744	1,137,285
Oil States International, Inc. (a)	100,167	1,633,724
Patterson-UTI Energy, Inc. (b)	699,885	7,348,792
TETRA Technologies, Inc. (a)	330,822	648,411
Valaris plc (a) (b)	182,218	1,195,350

		18,544,129

Entertainment—0.4%
Cinemark Holdings, Inc.	111,900	3,787,815

Equity Real Estate Investment Trusts—5.8%
Acadia Realty Trust (b)	156,556	4,059,497
Brandywine Realty Trust	353,300	5,564,475
Highwoods Properties, Inc.	106,400	5,204,024
Kite Realty Group Trust	38,500	751,905
Lexington Realty Trust	408,100	4,334,022
Life Storage, Inc.	41,800	4,526,104
Outfront Media, Inc.	254,600	6,828,372
Pebblebrook Hotel Trust (b)	194,050	5,202,480
RPT Realty	234,900	3,532,896
Spirit Realty Capital, Inc.	96,200	4,731,116
Summit Hotel Properties, Inc. (b)	266,200	3,284,908

Equity Real Estate Investment Trusts—(Continued)
Washington Real Estate Investment Trust	284,631	8,305,533

		56,325,332

Food & Staples Retailing—0.8%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	177,046	4,026,026
Performance Food Group Co. (a)	79,386	4,086,791

		8,112,817

Food Products—3.2%
Hostess Brands, Inc. (a) (b)	320,114	4,654,457
J&J Snack Foods Corp. (b)	58,962	10,864,928
Lancaster Colony Corp. (b)	7,687	1,230,689
Nomad Foods, Ltd. (a)	459,372	10,276,152
Tootsie Roll Industries, Inc.	8,465	288,995
TreeHouse Foods, Inc. (a) (b)	80,766	3,917,151

		31,232,372

Gas Utilities—0.9%
South Jersey Industries, Inc.	109,200	3,601,416
Southwest Gas Holdings, Inc.	71,400	5,424,258

		9,025,674

Health Care Equipment & Supplies—0.7%
Avanos Medical, Inc. (a)	127,465	4,295,571
ICU Medical, Inc. (a) (b)	6,593	1,233,682
STERIS plc	9,700	1,478,474

		7,007,727

Health Care Providers & Services—0.3%
Hanger, Inc. (a) (b)	46,471	1,283,064
Premier, Inc. - Class A (a) (b)	47,430	1,796,649

		3,079,713

Hotels, Restaurants & Leisure—4.6%
Cheesecake Factory, Inc. (The) (b)	69,500	2,700,770
Choice Hotels International, Inc. (b)	56,500	5,843,795
Cracker Barrel Old Country Store, Inc. (b)	20,400	3,136,296
Denny’s Corp. (a) (b)	492,713	9,795,134
Dine Brands Global, Inc. (b)	136,851	11,429,795
Jack in the Box, Inc. (b)	25,489	1,988,907
Six Flags Entertainment Corp. (b)	53,879	2,430,482
Texas Roadhouse, Inc.	52,000	2,928,640
Wendy’s Co. (The)	190,395	4,228,673

		44,482,492

Household Durables—1.6%
Helen of Troy, Ltd. (a) (b)	44,395	7,981,777
KB Home	116,200	3,982,174
Meritage Homes Corp. (a) (b)	67,500	4,124,925

		16,088,876

Household Products—1.6%
Central Garden and Pet Co. (Non-Voting Shares) (a)	132,455	3,888,879

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Central Garden and Pet Co. (Voting Shares) (a)	116,009	$3,604,400
Spectrum Brands Holdings, Inc. (b)	118,995	7,650,188

		15,143,467

Insurance—5.3%
American Equity Investment Life Holding Co.	209,600	6,273,328
CNO Financial Group, Inc. (b)	104,746	1,899,045
Enstar Group, Ltd. (a)	24,055	4,976,017
Hanover Insurance Group, Inc. (The)	92,820	12,685,710
Kemper Corp.	45,900	3,557,250
ProAssurance Corp. (b)	155,166	5,607,699
Selective Insurance Group, Inc.	97,090	6,329,297
Stewart Information Services Corp.	120,367	4,909,770
White Mountains Insurance Group, Ltd.	4,480	4,997,485

		51,235,601

IT Services—0.5%
MAXIMUS, Inc.	36,309	2,701,027
Sykes Enterprises, Inc. (a)	60,286	2,229,979

		4,931,006

Machinery—7.1%
Alamo Group, Inc. (b)	30,705	3,855,013
Altra Industrial Motion Corp.	149,200	5,402,532
Barnes Group, Inc.	78,100	4,839,076
Douglas Dynamics, Inc.	109,912	6,045,160
Franklin Electric Co., Inc.	188,445	10,801,667
Hillenbrand, Inc.	125,736	4,188,266
ITT, Inc.	146,800	10,849,988
Kadant, Inc. (b)	43,542	4,586,714
Mueller Industries, Inc.	347,522	11,033,824
NN, Inc. (b)	121,695	1,125,679
Rexnord Corp. (a)	107,800	3,516,436
TriMas Corp. (a)	80,818	2,538,493

		68,782,848

Marine—0.3%
Kirby Corp. (a) (b)	29,200	2,614,276

Media—0.7%
AH Belo Corp. - Class A	293,293	827,086
Cable One, Inc.	3,100	4,614,257
Gannett Co., Inc. (b)	188,473	1,202,458

		6,643,801

Metals & Mining—0.4%
Compass Minerals International, Inc. (b)	53,602	3,267,578
Mayville Engineering Co., Inc. (a)	79,339	744,200

		4,011,778

Mortgage Real Estate Investment Trusts—1.2%
Apollo Commercial Real Estate Finance, Inc. (b)	218,602	3,998,231
Invesco Mortgage Capital, Inc.	124,640	2,075,256
New York Mortgage Trust, Inc. (b)	321,431	2,002,515

Mortgage Real Estate Investment Trusts—(Continued)
Two Harbors Investment Corp. (b)	282,065	4,123,790

		12,199,792

Multi-Utilities—0.6%
Black Hills Corp.	80,500	6,322,470

Oil, Gas & Consumable Fuels—2.7%
Berry Petroleum Corp.	189,755	1,789,390
Callon Petroleum Co. (a) (b)	758,639	3,664,226
Delek U.S. Holdings, Inc. (b)	124,500	4,174,485
Magnolia Oil & Gas Corp. - Class A (a) (b)	158,208	1,990,257
Oasis Petroleum, Inc. (a)	351,700	1,146,542
QEP Resources, Inc. (b)	481,521	2,166,844
SM Energy Co.	238,100	2,676,244
WPX Energy, Inc. (a)	637,477	8,758,934

		26,366,922

Paper & Forest Products—2.3%
Louisiana-Pacific Corp.	191,600	5,684,772
Neenah, Inc.	154,525	10,883,195
Schweitzer-Mauduit International, Inc.	129,825	5,451,352

		22,019,319

Pharmaceuticals—0.8%
Catalent, Inc. (a)	60,900	3,428,670
Prestige Consumer Healthcare, Inc. (a) (b)	115,260	4,668,030

		8,096,700

Professional Services—0.6%
Korn Ferry	142,732	6,051,837

Road & Rail—0.7%
Saia, Inc. (a)	32,400	3,017,088
Werner Enterprises, Inc.	114,000	4,148,460

		7,165,548

Semiconductors & Semiconductor Equipment—3.7%
Brooks Automation, Inc. (b)	89,401	3,751,266
Cabot Microelectronics Corp. (b)	40,955	5,910,626
Cirrus Logic, Inc. (a)	55,100	4,540,791
DSP Group, Inc. (a)	96,546	1,519,634
MaxLinear, Inc. (a) (b)	96,800	2,054,096
ON Semiconductor Corp. (a)	243,500	5,936,530
Teradyne, Inc. (b)	118,600	8,087,334
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	189,600	4,561,776

		36,362,053

Software—0.7%
ACI Worldwide, Inc. (a) (b)	67,861	2,570,914
BlackBerry, Ltd. (a)	181,516	1,165,333
Verint Systems, Inc. (a)	52,968	2,932,308

		6,668,555

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—0.9%
American Eagle Outfitters, Inc. (b)	73,105	$1,074,644
Asbury Automotive Group, Inc. (a)	32,200	3,599,638
Caleres, Inc.	109,500	2,600,625
Urban Outfitters, Inc. (a) (b)	39,277	1,090,722

		8,365,629

Technology Hardware, Storage & Peripherals—0.8%
NCR Corp. (a)	214,431	7,539,394

Textiles, Apparel & Luxury Goods—1.2%
Delta Apparel, Inc. (a)	77,433	2,408,166
Steven Madden, Ltd.	140,532	6,044,282
Wolverine World Wide, Inc.	108,600	3,664,164

		12,116,612

Trading Companies & Distributors—0.7%
H&E Equipment Services, Inc.	122,300	4,088,489
WESCO International, Inc. (a)	40,900	2,429,051

		6,517,540

Total Common Stocks (Cost $814,655,662)		959,985,165

Preferred Stock—0.1%

Industrial Conglomerates—0.1%
Steel Partners Holdings L.P., 6.000%, 02/07/26 (Cost $718,983)	46,312	1,080,459

Rights—0.0%

Chemicals—0.0%
A. Schulman, Inc. (a) (Cost $55,092)	127,232	55,092

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $13,737,815; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $14,016,171.	13,737,357	13,737,357

Total Short-Term Investments (Cost $13,737,357)		13,737,357

Securities Lending Reinvestments (c)—13.6%

Certificates of Deposit—6.8%
ABN AMRO Bank NV 2.120%, 01/10/20	1,000,000	1,000,120

Certificates of Deposit—(Continued)
Agricultural Bank of China 2.250%, 01/24/20	2,000,000	2,000,002
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	4,000,000	3,999,412
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (d)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,926
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	1,000,000	999,997
1.950%, SOFR + 0.410%, 10/02/20 (d)	1,000,000	999,999
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	4,000,000	3,999,644
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	2,000,000	1,999,880
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	4,000,000	4,002,128
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,001,204
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.350%, 01/02/20	2,000,000	2,000,046
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	1,500,000	1,500,084
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	999,997
Credit Industriel et Commercial
Zero Coupon, 05/07/20	3,961,745	3,973,120
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	2,000,000	1,999,908
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	2,000,000	2,001,018
2.020%, SOFR + 0.480%, 10/06/20 (d)	4,000,000	4,002,776
DNB Bank ASA 2.020%, 03/10/20	1,000,000	1,000,092
DZ Bank AG
Zero Coupon, 01/21/20	1,989,343	1,997,980
Zero Coupon, 03/10/20	989,594	996,200
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	1,999,968
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	1,000,000	999,950
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	5,000,000	4,999,985
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	1,000,000	999,998
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	3,000,000	3,000,198
Svenska Handelsbanken AB 1.884%, 1M LIBOR + 0.180%, 06/05/20 (d)	2,000,000	1,999,894
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	3,000,000	2,999,992

		66,472,066

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.9%
Agricultural Bank of China 2.360%, 01/03/20	993,969	$999,823
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	1,000,000	1,000,092
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	4,000,000	4,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	2,000,000	2,000,114
Sumitomo Mitsui Trust Bank, Ltd.
1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	2,000,000	1,999,974
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	4,000,000	4,000,000

		17,997,897

Repurchase Agreements—4.2%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,010,171; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $5,027,472; collateralized by various Common Stock with an aggregate market value of $5,500,658.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $900,085; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $800,122; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $816,006.	800,000	800,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $400,061; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,400,367; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $2,448,008.	2,400,000	2,400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $398,412; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $406,346.	398,378	398,378
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $2,021,016; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $2,121,247.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,400,321; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $3,774,757.	3,400,000	3,400,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $3,001,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $3,255,475.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $3,500,329; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,865,306.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $5,801,940; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $6,405,364.	5,800,000	$5,800,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $7,002,341; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $7,730,612.	7,000,000	7,000,000

		40,598,378

Time Deposit—0.2%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000

Mutual Funds—0.5%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	4,000,000	4,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	1,000,000	1,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $132,060,908)		132,068,341

Total Investments—113.6% (Cost $961,228,002)		1,106,926,414
Other assets and liabilities (net)—(13.6)%		(132,500,128)

Net Assets—100.0%		$974,426,286

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $128,851,254 and the collateral received consisted of cash in the amount of $132,009,579 and non-cash collateral with a value of $14,228. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$959,985,165	$—	$—	$959,985,165
Total Preferred Stock*	1,080,459	—	—	1,080,459
Total Rights*	—	55,092	—	55,092
Total Short-Term Investment*	—	13,737,357	—	13,737,357
Securities Lending Reinvestments
Certificates of Deposit	—	66,472,066	—	66,472,066
Commercial Paper	—	17,997,897	—	17,997,897
Repurchase Agreements	—	40,598,378	—	40,598,378
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	127,068,341	—	132,068,341
Total Investments	$966,065,624	$140,860,790	$—	$1,106,926,414

Collateral for Securities Loaned (Liability)	$—	$(132,009,579)	$—	$(132,009,579)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,106,926,414
Receivable for:
Investments sold	243,979
Fund shares sold	1,976
Dividends and interest	1,624,784
Prepaid expenses	2,636

Total Assets	1,108,799,789
Liabilities
Collateral for securities loaned	132,009,579
Payables for:
Investments purchased	823,575
Fund shares redeemed	551,187
Accrued Expenses:
Management fees	606,169
Distribution and service fees	85,582
Deferred trustees’ fees	153,931
Other expenses	143,480

Total Liabilities	134,373,503

Net Assets	$974,426,286

Net Assets Consist of:
Paid in surplus	$780,289,870
Distributable earnings (Accumulated losses)	194,136,416

Net Assets	$974,426,286

Net Assets
Class A	$567,676,147
Class B	406,750,139
Capital Shares Outstanding*
Class A	36,024,962
Class B	26,110,965
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.76
Class B	15.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $961,228,002.
(b)	Includes securities loaned at value of $128,851,254.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$20,813,155
Interest	358,977
Securities lending income	489,287

Total investment income	21,661,419
Expenses
Management fees	7,017,197
Administration fees	46,069
Custodian and accounting fees	94,974
Distribution and service fees—Class B	981,428
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	59,763
Insurance	6,595
Miscellaneous	15,529

Total expenses	8,369,730
Less management fee waiver	(108,907)
Less broker commission recapture	(16,721)

Net expenses	8,244,102

Net Investment Income	13,417,317

Net Realized and Unrealized Gain
Net realized gain on investments	36,997,777

Net change in unrealized appreciation on investments	183,873,438

Net realized and unrealized gain	220,871,215

Net Increase in Net Assets From Operations	$234,288,532

(a)	Net of foreign withholding taxes of $11,991.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,417,317	$11,226,826
Net realized gain	36,997,777	78,900,382
Net change in unrealized appreciation (depreciation)	183,873,438	(236,955,141)

Increase (decrease) in net assets from operations	234,288,532	(146,827,933)

From Distributions to Shareholders
Class A	(52,810,319)	(38,377,763)
Class B	(37,200,543)	(28,767,956)

Total distributions	(90,010,862)	(67,145,719)

Increase (decrease) in net assets from capital share transactions	(6,341,467)	8,457,978

Total increase (decrease) in net assets	137,936,203	(205,515,674)

Net Assets
Beginning of period	836,490,083	1,042,005,757

End of period	$974,426,286	$836,490,083

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	446,296	$6,809,263	3,317,126	$56,541,259
Reinvestments	3,791,121	52,810,319	2,307,743	38,377,763
Redemptions	(3,318,282)	(50,111,604)	(3,788,801)	(64,435,146)

Net increase	919,135	$9,507,978	1,836,068	$30,483,876

Class B
Sales	1,016,692	$14,792,993	1,468,714	$23,349,871
Reinvestments	2,697,647	37,200,543	1,745,628	28,767,956
Redemptions	(4,578,585)	(67,842,981)	(4,510,263)	(74,143,725)

Net decrease	(864,246)	$(15,849,445)	(1,295,921)	$(22,025,898)

Increase (decrease) derived from capital shares transactions		$(6,341,467)		$8,457,978

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.54	$17.01	$15.94	$12.62	$20.51

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.20	0.23	0.18	0.19
Net realized and unrealized gain (loss)	3.50	(2.53)	1.61	3.69	(0.62)

Total income (loss) from investment operations	3.73	(2.33)	1.84	3.87	(0.43)

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	(0.19)	(0.18)	(0.08)
Distributions from net realized capital gains	(1.33)	(0.92)	(0.58)	(0.37)	(7.38)

Total distributions	(1.51)	(1.14)	(0.77)	(0.55)	(7.46)

Net Asset Value, End of Period	$15.76	$13.54	$17.01	$15.94	$12.62

Total Return (%) (b)	29.06 (c)	(14.97)	11.98	31.56	(5.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.79	0.77
Net ratio of expenses to average net assets (%) (d)	0.78	0.77	0.78	0.78	0.77
Ratio of net investment income to average net assets (%)	1.54	1.23	1.41	1.34	1.21
Portfolio turnover rate (%)	25	29	22	27	35
Net assets, end of period (in millions)	$567.7	$475.3	$566.0	$565.6	$564.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.39	$16.84	$15.79	$12.50	$20.36

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.16	0.18	0.15	0.15
Net realized and unrealized gain (loss)	3.47	(2.52)	1.60	3.65	(0.61)

Total income (loss) from investment operations	3.66	(2.36)	1.78	3.80	(0.46)

Less Distributions
Distributions from net investment income	(0.14)	(0.17)	(0.15)	(0.14)	(0.02)
Distributions from net realized capital gains	(1.33)	(0.92)	(0.58)	(0.37)	(7.38)

Total distributions	(1.47)	(1.09)	(0.73)	(0.51)	(7.40)

Net Asset Value, End of Period	$15.58	$13.39	$16.84	$15.79	$12.50

Total Return (%) (b)	28.78 (c)	(15.23)	11.70	31.25	(5.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.04	1.02
Net ratio of expenses to average net assets (%) (d)	1.03	1.02	1.03	1.03	1.02
Ratio of net investment income to average net assets (%)	1.29	0.97	1.16	1.11	0.95
Portfolio turnover rate (%)	25	29	22	27	35
Net assets, end of period (in millions)	$406.8	$361.2	$476.0	$490.4	$432.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 28.49% and 28.20%, respectively for the year ended December 31, 2019.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $13,737,357. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,598,378. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$220,508,749	$0	$266,081,300

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$7,017,197	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$964,934,158

Gross unrealized appreciation	200,418,794
Gross unrealized depreciation	(58,426,538)

Net unrealized appreciation (depreciation)	$141,992,256

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$15,417,564	$16,286,548	$74,593,298	$50,859,171	$90,010,862	$67,145,719

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$16,954,328	$35,343,764	$141,992,256	$—	$194,290,348

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2019. In addition, the Board noted that the Sub-Advisers did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Clarion Global Real Estate Portfolio returned 25.10%, 24.81%, and 25.05%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 21.91%.

MARKET ENVIRONMENT / CONDITIONS

Real estate stocks generated a strong total return in 2019. After several lackluster performance years, real estate stocks had an impressive bounce-back year in 2019. Performance was broad-based, led by European and North American companies. Overall, real estate stocks were driven by the stock-specific attributes of attractive valuations, stable earnings, and well-covered dividends combined with a favorable macro backdrop as exemplified by three 25 basis point cuts in policy rates by the U.S. Federal Reserve Bank (to a now 1.50%—1.75% range), continued accommodative central bank policies around the world, a possible breakthrough in trade negotiations between the U.S. and China, and a United Kingdom (“U.K.”) election in December 2019 that appears to have brought clarity to the direction of the U.K.’s withdrawal from the European Union in 2020.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as value was added in each of the three major geographic regions. Stock selection was the driver of outperformance while sector allocation detracted from relative performance during the period. The Americas region was the top contributor to performance and was led by stock selection in the U.S. Portfolio holdings in the Health Care, Technology Real Estate and Net Lease sectors. Positions in the Office, Shopping Center and Storage sectors also added value. In Europe, holdings in the U.K. and Continental Europe contributed to relative performance. In the U.K., Portfolio holdings in the Student Housing, Industrial and Storage sectors were the top performers. Selective positioning in German residential real estate companies and Scandinavian companies drove positive stock selection on the Continent. Stock selection in the Asia-Pacific region was positive during the period as stock selection in Australia, Japan and Singapore contributed to performance, while stock selection in Hong Kong was a modest drag. Sector allocation detracted from relative performance as positioning in the Americas accounted for essentially all the shortfall. An overweight to the underperforming U.S. Technology Real Estate sector was the primary detractor during the period, while sector allocation in Europe and the Asia-Pacific region was also a slight drag.

At period end, we were positive on property types and markets with valuations that were attractive relative to their growth. In the U.S., we favored data centers, cell towers, West Coast office, grocery anchored shopping centers, medical office, life science, and gaming Real Estate Investment Trusts (“REITs”). In the Asia-Pacific region, we favored Japanese logistics REITs as well as companies that have the potential for corporate governance enhancements. In Hong Kong, given the geopolitical uncertainty, we emphasized companies that have best-in-class management teams and conservatively capitalized balance sheets. In Australia, we preferred diversified real estate companies as well as companies that levered their operating expertise and capital as asset managers. In Europe, we favored the U.K. niche sectors of Student Housing, Self-Storage and the Industrial sector, all of which continued to generate superior earnings growth on strong fundamentals. In Continental Europe, we continued to prefer property companies in markets with superior growth, including the Nordic region and Spain. During the period, we selectively added deeply discounted names in the Retail and Office sectors there.

At period end, we were cautious and selective in markets and property types which appeared expensive relative to the rate of earnings growth. This included Singapore, Canada and the U.S. Skilled Nursing, and Industrial sectors. This also included Class B mall/shopping center companies globally. In Europe, we were cautious on the German Residential sector given its renewed regulatory risk in Berlin. We also remained cautious on the Retail sector despite more attractive valuations. In Australia, our outlook was mixed as fundamentals ranged from a robust industrial market to an uncertain retail market, and to a residential market in decline. Lastly, we remained cautious in Hong Kong, as the geopolitical uncertainly weighed on property fundamentals.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	25.10	4.92	7.63
Class B	24.81	4.66	7.36
Class E	25.05	4.77	7.47
FTSE EPRA /NAREIT Developed Index (NR)	21.91	5.56	8.37

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
ProLogis, Inc. (REIT)	5.1
Equity Residential (REIT)	3.3
Link REIT (The) (REIT)	3.2
Simon Property Group, Inc. (REIT)	3.1
Invitation Homes, Inc. (REIT)	2.7
VEREIT, Inc. (REIT)	2.5
Welltower, Inc. (REIT)	2.2
Mitsubishi Estate Co., Ltd.	2.2
Alexandria Real Estate Equities, Inc. (REIT)	2.1
Orix JREIT, Inc. (REIT)	2.0

Top Countries

% of Net Assets
United States	53.9
Japan	11.8
Hong Kong	6.3
United Kingdom	6.0
Germany	4.9
Australia	3.4
Sweden	2.9
France	2.7
Singapore	2.5
Canada	2.0

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.66%	$1,000.00	$1,072.80	$3.45
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$1,071.40	$4.75
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E (a)	Actual	0.81%	$1,000.00	$1,072.80	$4.23
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—3.4%
Charter Hall Group (REIT)	822,636	$6,406,326
Goodman Group (REIT)	989,014	9,296,915
Ingenia Communities Group (REIT)	1,439,387	5,016,447
Mirvac Group (REIT)	10,217,761	22,852,785

		43,572,473

Belgium—0.8%
Shurgard Self Storage S.A.	123,756	4,722,627
Warehouses De Pauw CVA (REIT)	28,702	5,227,632

		9,950,259

Canada—2.0%
Canadian Apartment Properties (REIT)	491,982	20,083,914
Chartwell Retirement Residences (REIT)	502,500	5,378,884

		25,462,798

Finland—0.3%
Kojamo Oyj	244,368	4,457,363

France—2.7%
ICADE (REIT)	89,855	9,795,838
Klepierre S.A. (REIT)	111,623	4,243,089
Unibail-Rodamco-Westfield (REIT)	125,073	19,732,404

		33,771,331

Germany—4.9%
Alstria Office REIT-AG (REIT)	506,492	9,518,686
Deutsche Euroshop AG	154,742	4,586,158
Deutsche Wohnen SE	128,906	5,267,935
Grand City Properties S.A.	341,588	8,192,526
TAG Immobilien AG	306,412	7,615,697
TLG Immobilien AG	281,268	8,976,761
Vonovia SE	331,015	17,820,559

		61,978,322

Hong Kong—6.3%
Kerry Properties, Ltd.	1,503,000	4,789,725
Link REIT (The) (REIT)	3,807,060	40,417,373
New World Development Co., Ltd.	6,646,000	9,114,792
Sino Land Co., Ltd.	10,630,000	15,487,865
Swire Properties, Ltd.	1,154,800	3,837,401
Wheelock & Co., Ltd.	956,000	6,375,198

		80,022,354

Ireland—0.4%
Hibernia REIT plc (REIT)	2,904,894	4,602,759

Japan—11.8%
Aeon Mall Co., Ltd.	289,600	5,133,917
AEON REIT Investment Corp. (REIT)	5,684	7,787,678
GLP J-REIT (REIT)	20,079	24,983,139
Kenedix Retail REIT Corp. (REIT)	2,177	5,539,287
LaSalle Logiport (REIT)	6,929	10,293,777
Mitsubishi Estate Co., Ltd.	1,432,500	27,385,401

Japan—(Continued)
Mitsui Fudosan Co., Ltd.	474,374	11,586,078
Nippon Prologis REIT, Inc. (REIT)	3,367	8,577,620
Nomura Real Estate Holdings, Inc.	326,600	7,859,372
Orix JREIT, Inc. (REIT)	11,660	25,282,487
Sankei Real Estate, Inc. (REIT)	4,861	5,721,261
Tokyo Tatemono Co., Ltd.	630,200	9,832,006

		149,982,023

Norway—0.8%
Entra ASA	600,816	9,929,810

Singapore—2.5%
CapitaLand, Ltd.	7,583,300	21,150,790
Mapletree Logistics Trust (REIT)	8,152,694	10,554,361

		31,705,151

Spain—0.4%
Merlin Properties Socimi S.A. (REIT)	383,170	5,506,515

Sweden—2.9%
Castellum AB	644,501	15,144,071
Fabege AB	781,271	12,993,566
Kungsleden AB	455,590	4,787,236
Pandox AB	147,887	3,349,459

		36,274,332

United Kingdom—6.0%
Big Yellow Group plc (REIT)	436,393	6,953,360
Derwent London plc (REIT)	197,217	10,533,742
Grainger plc	518,480	2,152,545
Land Securities Group plc (REIT)	533,058	7,004,557
Safestore Holdings plc (REIT)	662,698	7,078,711
Segro plc (REIT)	1,642,714	19,608,772
Tritax EuroBox plc (REIT)	3,294,757	4,142,584
UNITE Group plc (The) (REIT)	913,887	15,283,042
Workspace Group plc (REIT)	220,217	3,489,685

		76,246,998

United States—53.9%
Alexandria Real Estate Equities, Inc. (REIT)	161,564	26,105,511
American Campus Communities, Inc. (REIT)	338,521	15,920,643
Brandywine Realty Trust (REIT) (a)	622,024	9,796,878
Brixmor Property Group, Inc. (REIT) (a)	997,902	21,564,662
Camden Property Trust (REIT)	194,084	20,592,312
Columbia Property Trust, Inc. (REIT)	420,594	8,794,620
Cousins Properties, Inc. (REIT) (a)	420,816	17,337,619
Crown Castle International Corp. (REIT)	156,503	22,246,901
CubeSmart (REIT) (a)	501,385	15,783,600
CyrusOne, Inc. (REIT)	324,085	21,204,882
Duke Realty Corp. (REIT)	396,680	13,752,896
Equinix, Inc. (REIT)	21,607	12,612,006
Equity Residential (REIT)	515,502	41,714,422
Essex Property Trust, Inc. (REIT)	82,533	24,830,878
Healthcare Trust of America, Inc. (REIT) - Class A	608,429	18,423,230
Healthpeak Properties, Inc. (REIT) (a)	712,921	24,574,387

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Host Hotels & Resorts, Inc. (REIT)	1,088,144	$20,185,071
Hudson Pacific Properties, Inc. (REIT)	454,183	17,099,990
Invitation Homes, Inc. (REIT) (a)	1,146,313	34,355,001
Medical Properties Trust, Inc. (REIT)	555,000	11,716,050
MGM Growth Properties LLC (REIT) - Class A (a)	487,308	15,091,929
Piedmont Office Realty Trust, Inc. (REIT) - Class A	438,142	9,744,278
ProLogis, Inc. (REIT)	720,140	64,193,280
QTS Realty Trust, Inc. (REIT) - Class A (a)	170,522	9,254,229
Retail Properties of America, Inc. (REIT) - Class A	741,903	9,941,500
Simon Property Group, Inc. (REIT)	265,768	39,588,801
SITE Centers Corp. (REIT)	643,997	9,028,838
STORE Capital Corp. (REIT) (a)	628,355	23,399,940
Sunstone Hotel Investors, Inc. (REIT) (a)	565,828	7,876,326
Taubman Centers, Inc. (REIT) (a)	192,942	5,998,567
VEREIT, Inc. (REIT) (a)	3,373,375	31,169,985
VICI Properties, Inc. (REIT) (a)	908,712	23,217,592
Vornado Realty Trust (REIT)	129,784	8,630,636
Welltower, Inc. (REIT)	336,244	27,498,034

		683,245,494

Total Common Stocks (Cost $1,126,410,411)		1,256,707,982

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $6,801,252; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $6,941,743.	6,801,025	6,801,025

Total Short-Term Investments (Cost $6,801,025)		6,801,025

Securities Lending Reinvestments (b)—10.4%

Certificates of Deposit—2.1%
ABN AMRO Bank NV 2.120%, 01/10/20	1,000,000	1,000,120
Agricultural Bank of China 2.250%, 01/24/20	1,000,000	1,000,001
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (c)	3,000,000	2,999,559
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (c)	2,000,000	1,999,880
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (c)	1,000,000	1,001,204
China Construction Bank Corp. 2.350%, 01/02/20	1,000,000	1,000,023
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (c)	2,000,000	2,000,060
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (c)	1,000,000	999,994

Certificates of Deposit—(Continued)
Norinchukin Bank, New York 2.200%, 01/16/20	2,000,410	2,000,410
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (c)	3,000,000	3,000,150
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (c)	1,500,000	1,499,432
2.044%, 1M LIBOR + 0.280%, 06/19/20 (c)	2,000,000	2,000,472
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (c)	1,000,000	999,997
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	989,064	997,580
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (c)	3,000,000	3,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (c)	1,000,000	999,997

		26,498,879

Commercial Paper—0.5%
Bank of China, Ltd. 2.280%, 03/09/20	995,757	996,017
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,000,000	999,907
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (c)	2,000,000	2,000,000
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (c)	2,000,000	2,000,000

		5,995,924

Repurchase Agreements—6.2%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $2,040,637.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,800,264; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,856,001.	2,800,000	2,800,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,200,183; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,224,001.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (b)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $7,401,131; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $7,548,025.	7,400,000	$7,400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,500,382; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,550,020.	2,500,000	2,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $26,630,495; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $27,160,796.	26,628,231	26,628,231
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $20,001,889; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $22,204,451.	20,000,000	20,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $11,301,074; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $12,304,447.	11,300,000	11,300,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $200,068; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $217,032.	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000

		79,028,231

Time Deposits—0.3%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000
Shinkin Central Bank 2.260%, 01/08/20	2,000,000	2,000,000

		4,000,000

Mutual Funds—1.3%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (d)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (d)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (d)	10,000,000	10,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $131,521,367)		131,523,034

Total Investments—110.0% (Cost $1,264,732,803)		1,395,032,041
Other assets and liabilities (net)—(10.0)%		(126,353,856)

Net Assets—100.0%		$1,268,678,185

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $129,501,789 and the collateral received consisted of cash in the amount of $131,529,576.
(b)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Ten Largest Industries as of December 31, 2019	% of Net Assets
Residential REIT’s	14.0
Industrial REIT’s	13.1
Retail REIT’s	12.9
Office REIT’s	12.3
Specialized REIT’s	9.3
Real Estate Operating Companies	9.1
Diversified REIT’s	8.7
Diversified Real Estate Activities	7.7
Health Care REITs	6.5
Hotel & Resort REITs	3.4

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$43,572,473	$—	$43,572,473
Belgium	—	5,227,632	—	5,227,632
Canada	25,462,798	—	—	25,462,798
Finland	—	4,457,363	—	4,457,363
France	19,732,404	14,038,927	—	33,771,331
Germany	—	61,978,322	—	61,978,322
Hong Kong	—	80,022,354	—	80,022,354
Ireland	—	4,602,759	—	4,602,759
Japan	—	149,982,023	—	149,982,023
Luxembourg	—	4,722,627	—	4,722,627
Norway	—	9,929,810	—	9,929,810
Singapore	—	31,705,151	—	31,705,151
Spain	—	5,506,515	—	5,506,515
Sweden	—	36,274,332	—	36,274,332
United Kingdom	—	76,246,998	—	76,246,998
United States	683,245,494	—	—	683,245,494
Total Common Stocks	728,440,696	528,267,286	—	1,256,707,982
Total Short-Term Investment*	—	6,801,025	—	6,801,025
Securities Lending Reinvestments
Certificates of Deposit	—	26,498,879	—	26,498,879
Commercial Paper	—	5,995,924	—	5,995,924
Repurchase Agreements	—	79,028,231	—	79,028,231
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	16,000,000	—	—	16,000,000
Total Securities Lending Reinvestments	16,000,000	115,523,034	—	131,523,034
Total Investments	$744,440,696	$650,591,345	$—	$1,395,032,041

Collateral for Securities Loaned (Liability)	$—	$(131,529,576)	$—	$(131,529,576)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,395,032,041
Receivable for:
Investments sold	4,824,828
Fund shares sold	606,186
Dividends and interest	5,120,265
Prepaid expenses	3,863

Total Assets	1,405,587,183
Liabilities
Collateral for securities loaned	131,529,576
Payables for:
Investments purchased	3,755,894
Fund shares redeemed	405,394
Accrued Expenses:
Management fees	645,287
Distribution and service fees	102,390
Deferred trustees’ fees	153,931
Other expenses	316,526

Total Liabilities	136,908,998

Net Assets	$1,268,678,185

Net Assets Consist of:
Paid in surplus	$1,094,532,511
Distributable earnings (Accumulated losses)	174,145,674

Net Assets	$1,268,678,185

Net Assets
Class A	$767,037,050
Class B	470,374,077
Class E	31,267,058
Capital Shares Outstanding*
Class A	59,140,176
Class B	36,458,583
Class E	2,413,374
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.97
Class B	12.90
Class E	12.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,264,732,803.
(b)	Includes securities loaned at value of $129,501,789.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$39,733,267
Interest	62,254
Securities lending income	234,849

Total investment income	40,030,370
Expenses
Management fees	7,931,815
Administration fees	57,562
Custodian and accounting fees	265,013
Distribution and service fees—Class B	1,191,108
Distribution and service fees—Class E	45,939
Audit and tax services	58,119
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	127,836
Insurance	9,099
Miscellaneous	23,008

Total expenses	9,812,821
Less management fee waiver	(143,801)
Less broker commission recapture	(197,616)

Net expenses	9,471,404

Net Investment Income	30,558,966

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	79,227,273
Foreign currency transactions	(91,667)

Net realized gain	79,135,606

Net change in unrealized appreciation (depreciation) on:
Investments	177,564,676
Foreign currency transactions	(1,106)

Net change in unrealized appreciation	177,563,570

Net realized and unrealized gain	256,699,176

Net Increase in Net Assets From Operations	$287,258,142

(a)	Net of foreign withholding taxes of $1,355,666.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,558,966	$34,577,173
Net realized gain (loss)	79,135,606	(10,369,902)
Net change in unrealized appreciation (depreciation)	177,563,570	(143,819,700)

Increase (decrease) in net assets from operations	287,258,142	(119,612,429)

From Distributions to Shareholders
Class A	(26,048,152)	(51,833,298)
Class B	(14,614,922)	(30,467,944)
Class E	(964,929)	(1,905,209)

Total distributions	(41,628,003)	(84,206,451)

Decrease in net assets from capital share transactions	(200,793,673)	(62,140,603)

Total increase (decrease) in net assets	44,836,466	(265,959,483)

Net Assets
Beginning of period	1,223,841,719	1,489,801,202

End of period	$1,268,678,185	$1,223,841,719

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,265,009	$15,547,951	2,400,395	$28,212,238
Reinvestments	2,147,416	26,048,152	4,530,883	51,833,298
Redemptions	(13,994,433)	(171,177,310)	(8,966,532)	(102,922,321)

Net decrease	(10,582,008)	$(129,581,207)	(2,035,254)	$(22,876,785)

Class B
Sales	835,574	$10,230,024	1,237,941	$14,381,495
Reinvestments	1,209,844	14,614,922	2,674,973	30,467,944
Redemptions	(7,687,059)	(93,673,357)	(7,095,623)	(81,675,763)

Net decrease	(5,641,641)	$(68,828,411)	(3,182,709)	$(36,826,324)

Class E
Sales	130,047	$1,624,903	127,079	$1,486,657
Reinvestments	79,549	964,929	166,685	1,905,209
Redemptions	(404,172)	(4,973,887)	(504,627)	(5,829,360)

Net decrease	(194,576)	$(2,384,055)	(210,863)	$(2,437,494)

Decrease derived from capital shares transactions		$(200,793,673)		$(62,140,603)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.72	$12.45	$11.64	$11.78	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.30	0.25	0.30	0.25
Net realized and unrealized gain (loss)	2.36	(1.29)	1.01	(0.16)	(0.40)

Total income (loss) from investment operations	2.66	(0.99)	1.26	0.14	(0.15)

Less Distributions
Distributions from net investment income	(0.41)	(0.74)	(0.45)	(0.28)	(0.50)

Total distributions	(0.41)	(0.74)	(0.45)	(0.28)	(0.50)

Net Asset Value, End of Period	$12.97	$10.72	$12.45	$11.64	$11.78

Total Return (%) (b)	25.10	(8.36)	10.97	1.15	(1.23)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.66	0.66	0.65	0.64
Net ratio of expenses to average net assets (%) (c)	0.65	0.66	0.66	0.65	0.64
Ratio of net investment income to average net assets (%)	2.47	2.60	2.07	2.54	2.03
Portfolio turnover rate (%)	77	106	91	42	44
Net assets, end of period (in millions)	$767.0	$747.2	$893.7	$813.3	$887.3

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.66	$12.39	$11.58	$11.72	$12.36

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.22	0.27	0.22
Net realized and unrealized gain (loss)	2.35	(1.30)	1.01	(0.16)	(0.39)

Total income (loss) from investment operations	2.62	(1.03)	1.23	0.11	(0.17)

Less Distributions
Distributions from net investment income	(0.38)	(0.70)	(0.42)	(0.25)	(0.47)

Total distributions	(0.38)	(0.70)	(0.42)	(0.25)	(0.47)

Net Asset Value, End of Period	$12.90	$10.66	$12.39	$11.58	$11.72

Total Return (%) (b)	24.81	(8.64)	10.74	0.87	(1.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.91	0.91	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.90	0.91	0.91	0.90	0.89
Ratio of net investment income to average net assets (%)	2.22	2.34	1.81	2.29	1.81
Portfolio turnover rate (%)	77	106	91	42	44
Net assets, end of period (in millions)	$470.4	$448.8	$561.1	$555.2	$605.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.70	$12.44	$11.62	$11.77	$12.41

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.28	0.23	0.28	0.23
Net realized and unrealized gain (loss)	2.36	(1.30)	1.02	(0.17)	(0.39)

Total income (loss) from investment operations	2.65	(1.02)	1.25	0.11	(0.16)

Less Distributions
Distributions from net investment income	(0.39)	(0.72)	(0.43)	(0.26)	(0.48)

Total distributions	(0.39)	(0.72)	(0.43)	(0.26)	(0.48)

Net Asset Value, End of Period	$12.96	$10.70	$12.44	$11.62	$11.77

Total Return (%) (b)	25.05	(8.60)	10.90	0.90	(1.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.81	0.81	0.80	0.79
Net ratio of expenses to average net assets (%) (c)	0.80	0.81	0.81	0.80	0.79
Ratio of net investment income to average net assets (%)	2.33	2.44	1.91	2.38	1.91
Portfolio turnover rate (%)	77	106	91	42	44
Net assets, end of period (in millions)	$31.3	$27.9	$35.1	$36.7	$40.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $6,801,025. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $79,028,231. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$982,827,485	$0	$1,194,842,959

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$7,931,815	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

An identical agreement was in effect for the period January 1, 2019 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

Cost basis of investments	$1,296,428,076

Gross unrealized appreciation	133,460,111
Gross unrealized depreciation	(34,856,146)

Net unrealized appreciation (depreciation)	$98,603,965

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$41,628,003	$84,206,451	$—	$—	$41,628,003	$84,206,451

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$52,010,327	$23,676,804	$98,612,474	$—	$174,299,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $39,914,651.

BHFTI-18

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-22

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-23

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2019. In addition, the Board considered that the Portfolio underperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and outperformed the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the three-year and five-year periods ended October 31, 2019, and outperformed its benchmark for the one-year period ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Harris Oakmark International Portfolio returned 24.83%, 24.52%, and 24.60%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 22.01%.

MARKET ENVIRONMENT / CONDITIONS

Volatility afflicted indexes around the world during the year, but the fourth quarter brought a steady recovery in global markets. As was the case last year, 2019 featured extreme price movements as the latest news, including trade talks, Brexit (the U.K. proposal to leave the European Union), European Union (the “EU”) political instability and even a political conflict between South Korea and Japan dating back to World War II, influenced stock prices. As an example, while global markets started the year off strong, a few tweets from President Trump that fueled trade war fears in May sent indexes around the world tumbling. August also saw more measurable declines until markets began to recover and rebound based, in part, on more positive geopolitical headlines.

Other fears that weighed on markets later in 2019 were the possibility of a Jeremy Corbyn victory in the U.K. general election and continued uncertainty surrounding Brexit. With a large, historical victory by the Conservative Party in the U.K., investors’ fears of a Corbyn-led socialist-style government were alleviated for the medium term. Instead, Prime Minister Boris Johnson’s government acted quickly to move its Brexit bill through Parliament in an attempt to ensure a smooth exit from the EU.

Meanwhile, China and the U.S. de-escalated their trade dispute with an agreement of a “phase-one” trade deal. These events boosted global equity market sentiment toward the end of 2019 and entering into 2020, and the news pushed key U.S. indexes to all-time high levels. In fact, all eleven GICS sectors in the S&P 500 Index gained value in 2019 and produced double-digit returns for the year. In China, the Shanghai Composite Index increased 22% for the year, while Japan’s Nikkei 225 Index finished 18% higher in 2019.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both stock selection and country weightings caused the Portfolio to outperform its benchmark for the year. Holdings in the U.K. and Sweden were the main contributors to relative performance for the year. Performance compared with the benchmark was hurt most by holdings in Germany and Switzerland.

Positively, in terms of absolute collective performance, 17 of 19 countries in which we were invested delivered positive absolute returns for the year, with the largest gains coming from Taiwan (54%), the Netherlands (51%) and South Korea (50%). Six of seven underlying holdings in these countries delivered positive returns for the period. China (-16%) and Mexico (-6%) generated the lone negative collective absolute returns for full-year 2019.

The Portfolio’s top contributors to performance for the year were BNP Paribas (France), H&M (Sweden) and Lloyds Banking Group (U.K.). BNP Paribas issued a healthy set of first-quarter financials, in our assessment. The report included first-quarter year-over-year increases in revenue, pre-tax profit and net income of 3.2%, 6.2% and 0.2%, respectively. All of these metrics surpassed market forecasts. Later, BNP’s first-half earnings results were largely in line with our expectations with good revenue growth at +2.5% for the reporting period. Importantly, operating expenditures were only up 0.7% in the first half, which enabled the company to generate operational leverage across all three segments. BNP also delivered a positive third-quarter earnings report with total revenue of EUR 10.90 billion, pretax income of EUR 2.81 billion and net income of EUR 1.94 billion, all of which exceeded market forecasts. For the full fiscal nine-month period, underlying results were good, by our measure, with constant currency revenue growth from core divisions of 2.8% and operating expenditure growth of only 0.8%. In addition, loan growth for the third quarter increased 5.5% year-over-year. In our view, BNP continues to benefit from its 2020 Transformation Plan, which has now generated cumulative savings of EUR 1.5 billion since 2017.

H&M’s share price soared upon the release of its fiscal first-quarter earnings results. Earnings per share (SEK 0.49 vs. SEK 0.31) and earnings (SEK 1.01 billion vs. SEK 650.6 million) bested consensus estimates. Sales increased 4% in local currency, despite the replacement of the online platform in Germany that pressured sales in the country. Moreover, H&M reported a gross margin increase year-over-year to 50% compared to the market’s expectation for a decline in the gross margin. In our view, the makeup of H&M’s second-quarter sales was encouraging as the company’s online (+20%) and new business (+18%) segments both grew quite strongly in local currency. The company’s nine-month sales release showed an 8% increase in sales in local currency year-over-year, which bested consensus expectations. H&M also benefitted in the third quarter from a positive analyst note that upgraded the company. In addition, the company’s fourth-quarter earnings results were also largely in line with analysts’ estimates. We believe H&M is progressing well, thus far, on its strategy for improvement, adding to our confidence in the investment.

Lloyds Banking Group’s underlying fiscal-year 2018 results were largely in line with our expectations as lower credit costs offset slightly higher operating expenditures. The market appreciated the company’s announcement of a new share repurchase program for 2019 worth up to GBP 1.75 billion, up from GBP 1 billion in 2018 and higher than our expectations. Lloyds was one of several U.K.-based banks charged with inappropriate selling of payment protection insurance (“PPI”), and the deadline for submitting compensation claims related to this was August 29, 2019. The company’s fiscal first-half earnings report issued in July included a PPI-related charge of GBP 650 million with a remaining reserve of roughly GBP 1.1 billion. Later, the company benefited from news of a Brexit agreement between the U.K. and the EU, which is now pending approval by Parliament. In addition, while the company’s third-quarter revenue and underlying operating profit

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

fell short of our estimates, we were pleased that total costs declined over 5% from a year ago and were far below our forecasts, which illustrated to us that management’s efficiency improvements are producing positive results.

The Portfolio’s worst detractors for the year were Rolls-Royce Holdings (U.K.), thyssenkrupp (Germany) and Publicis Groupe (France). Investors proved disappointed with Rolls-Royce Holdings’ indication in its first-half earnings report that free cash flow was off to a sluggish start in 2019. Along with its third quarter trading update, Rolls-Royce stated that full-year free cash flow and earnings would be at the low end of the previously issued guidance range, which weighed on its share price. Later, Bradley Singer, COO at activist firm ValueAct Capital, resigned from the Roll-Royce Board of Directors after serving for three years. We spoke with Singer who expressed that he is comfortable with the other board members and the direction management is taking considering the positive changes enacted at the company, including better accounting practices, improved key performance indicators and a significant cost efficiency program. The development of wide-body aircraft engines with improved fuel efficiency resulted in a loss-making phase including a material erosion of cash profits for the group in recent years. Rolls-Royce is emerging from this period of major development, and we like that the company now holds strong market shares in the production of a number of wide-body engines with large order books and robust aftermarket business.

As we expected, thyssenkrupp reported weak first-quarter results due to reduced demand from the auto industry, raw material pressures and operational issues, and earnings were flat to down in all divisions. As reported last year, the board recommended splitting the company in two: thyssenkrupp industrials and thyssenkrupp materials. The goal was to reduce selling, general and administrative costs by roughly EUR 80 million. We viewed this incremental detail positively, but thyssenkrupp ultimately dropped the plans given regulatory opposition. Later, the company’s third-quarter and fourth-quarter earnings reports also fell short of analysts’ expectations. We spoke with CEO Martina Merz following the company’s capital markets day in December who noted that the sale of the elevators business was stimulating “wonderful competition” among bidders. Merz also believed the concurrent preparation of the business for an initial public offering helped stimulate bidding activity that was more attractive for thyssenkrupp. The company’s largest shareholders are highly motivated to improve the operating and share price performance of thyssenkrupp, in our estimation. We continued to believe the valuation for the company remains attractive, offering a compelling reason to own.

Investors were disappointed with Publicis Groupe’s fiscal-year earnings results on concerns for organic revenue growth as existing clients are spending less on the company’s services. However, we appreciated earnings per share growth of over 10% in 2018 that exceeded guidance due to cost efficiencies that offset disappointing fourth-quarter revenue growth. The company was negatively impacted by slower than expected second-quarter growth and more conservative guidance for full year growth. Investors also reacted negatively to Publicis’s third-quarter revenue shortfall and management’s lower guidance. We believe that the revenue shortfall is due to both industry and company-specific issues. Agencies have been reducing their brand spending as more work is being done in-house and internet giant platforms are becoming more dominant. These changes have eroded traditional brands while also providing advertisers with personalization at scale. In our view, Publicis’s recent acquisition of Epsilon is boosting its ability to deliver personalization at scale. A bad quarter for its media division and the Sapient transition led by new management in the U.S. weighed on the company’s 2019 organic growth in North America.

Currency hedging was actively utilized throughout the year, as we still believe that some currencies are overvalued compared to the U.S. dollar. Approximately 10% of the Portfolio’s Swiss franc exposure was hedged at year-end. Currency hedges detracted one basis point from the Portfolio’s return for the year.

At period end, the Portfolio held 63 securities across a variety of countries and industries. During 2019, we initiated new positions in Bunzl (U.K.), EssilorLuxottica (France), Henkel (Germany), Open Text (Canada), Rolls-Royce Holdings (U.K.), Swatch Group (Switzerland), Trip.com (China) and UPM-Kymmene (Finland). We received shares of Prosus (Netherlands) as it was spun off from Portfolio holding Naspers (South Africa) and continued holding the position at the end of the period. We eliminated positions in Akzo Nobel (Netherlands), Alimentation Couche-Tard (Canada), Danone (France), Diageo (U.K.), Experian (U.K.) and Pernod Ricard (France). In addition, MultiChoice Group (South Africa) was spun off from Naspers (South Africa) in February and subsequently sold out of the Portfolio in March.

As of December 31, 2019, the Portfolio was most heavily weighted in the U.K. (21%), Germany (18%) and Switzerland (13%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 9%.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2019, the Portfolio was most heavily weighted in the Financials and Consumer Discretionary sectors (both 25%), followed by Industrials (22%). Energy (2%) had the smallest sector weight. The Portfolio had no exposure to Real Estate or Utilities shares at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	24.83	5.26	7.57
Class B	24.52	4.98	7.30
Class E	24.60	5.08	7.40
MSCI EAFE Index	22.01	5.67	5.50

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Glencore plc	4.3
BNP Paribas S.A.	3.7
Intesa Sanpaolo S.p.A.	3.6
Continental AG	3.6
Credit Suisse Group AG	3.6
Daimler AG	3.5
CNH Industrial NV	3.3
Bayerische Motoren Werke AG	3.3
Lloyds Banking Group plc	3.1
Bayer AG	3.0

Top Countries

% of Net Assets
United Kingdom	21.3
Germany	18.4
Switzerland	12.9
France	11.5
Sweden	5.9
Japan	3.6
Italy	3.6
South Korea	3.1
Ireland	2.9
China	2.4

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.80%	$1,000.00	$1,103.80	$4.24
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$1,102.20	$5.56
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

Class E (a)	Actual	0.95%	$1,000.00	$1,102.00	$5.03
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Australia—2.3%
AMP, Ltd.	19,559,222	$26,299,082
Brambles, Ltd.	2,085,800	17,192,318
Orica, Ltd.	1,828,567	28,260,962

		71,752,362

Canada—2.2%
Cenovus Energy, Inc.	4,672,665	47,498,500
Open Text Corp.	487,400	21,477,054

		68,975,554

China—2.4%
Baidu, Inc. (ADR) (a)	348,675	44,072,520
Prosus NV (a)	304,056	22,751,688
Trip.com Group, Ltd. (ADR) (a)	252,900	8,482,266

		75,306,474

Finland—0.9%
UPM-Kymmene Oyj	777,700	26,953,107

France—11.5%
Accor S.A.	1,407,426	66,069,447
BNP Paribas S.A.	1,936,662	115,284,069
Bureau Veritas S.A.	1,063,795	27,797,831
EssilorLuxottica S.A.	139,200	21,263,863
Publicis Groupe S.A.	1,410,005	63,843,117
Valeo S.A.	1,701,800	60,256,167

		354,514,494

Germany—18.0%
Allianz SE	312,900	76,726,452
Bayer AG	1,123,260	91,815,256
Bayerische Motoren Werke AG	1,222,907	100,671,501
Continental AG	846,049	109,866,617
Daimler AG	1,935,793	107,326,509
Henkel AG & Co. KGaA	83,309	7,844,520
ThyssenKrupp AG	4,368,600	58,989,375

		553,240,230

Indonesia—0.8%
Bank Mandiri Persero Tbk PT	44,256,800	24,398,442

Ireland—2.9%
Ryanair Holdings plc (ADR) (a)	1,016,219	89,030,947

Italy—3.6%
Intesa Sanpaolo S.p.A.	42,051,600	110,853,558

Japan—3.6%
Komatsu, Ltd.	2,201,500	52,781,774
Olympus Corp.	728,800	11,222,910
Omron Corp.	25,300	1,473,895
Toyota Motor Corp.	644,900	45,407,269

		110,885,848

Mexico—1.0%
Grupo Televisa S.A.B. (ADR) (b)	2,509,608	29,437,702

Netherlands—2.4%
ASML Holding NV	10,450	3,112,116
EXOR NV	893,505	69,293,486

		72,405,602

South Africa—1.9%
Naspers, Ltd. - N Shares	364,556	59,587,385

South Korea—3.1%
NAVER Corp.	407,000	65,564,906
Samsung Electronics Co., Ltd.	631,350	30,421,179

		95,986,085

Sweden—5.9%
Hennes & Mauritz AB - B Shares	3,298,300	67,047,063
SKF AB - B Shares	2,477,190	50,187,788
Volvo AB - B Shares	3,821,791	64,135,352

		181,370,203

Switzerland—12.9%
Cie Financiere Richemont S.A.	505,847	39,707,718
Credit Suisse Group AG (a)	8,051,854	109,271,388
Ferguson plc	259,227	23,552,479
Glencore plc (a)	42,714,620	133,565,391
Kuehne & Nagel International AG	75,459	12,719,909
LafargeHolcim, Ltd. (a)	752,248	41,713,482
Nestle S.A.	13,900	1,505,878
Swatch Group AG (The) - Bearer Shares	125,110	34,873,823

		396,910,068

Taiwan—0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	693,000	7,674,609

United Kingdom—21.3%
Ashtead Group plc	1,883,841	60,284,080
Bunzl plc	517,400	14,156,326
CNH Industrial NV	9,386,900	103,043,556
G4S plc	10,040,100	29,198,219
Liberty Global plc - Class A (a) (b)	1,278,900	29,082,186
Liberty Global plc - Class C (a)	1,029,600	22,440,132
Lloyds Banking Group plc	112,594,600	93,974,422
Meggitt plc	326,982	2,849,305
Reckitt Benckiser Group plc	347,600	28,227,202
Rolls-Royce Holdings plc (a)	8,308,700	75,236,665
Royal Bank of Scotland Group plc	14,873,901	47,673,144
Schroders plc	1,499,684	66,690,832
Schroders plc (non-voting shares)	10,427	348,798
Smiths Group plc	1,032,607	23,086,310
WPP plc	4,193,355	59,015,001

		655,306,178

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—0.2%
Willis Towers Watson plc	31,474	$6,355,859

Total Common Stocks (Cost $3,076,640,268)		2,990,944,707

Preferred Stock—0.4%

Germany—0.4%
Henkel AG & Co. KGaA (Cost $12,740,122)	123,800	12,802,476

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $72,126,247; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $73,568,207.	72,123,843	72,123,843

Total Short-Term Investments (Cost $72,123,843)		72,123,843

Securities Lending Reinvestments (c)—0.4%

Certificates of Deposit—0.3%
Credit Industriel et Commercial 1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	3,999,816
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (d)	4,000,000	3,998,484

		7,998,300

Repurchase Agreements—0.1%
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $500,044; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $510,045.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $510,002.	500,000	500,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $102,001.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $96,786; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $98,707.	96,771	96,771
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $1,205,444; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $1,229,449.	1,205,342	1,205,342
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $500,047; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $555,111.	500,000	500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $500,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $544,445.	500,000	500,000

		3,602,113

Total Securities Lending Reinvestments (Cost $11,602,113)		11,600,413

Total Investments—100.3% (Cost $3,173,106,346)		3,087,471,439
Other assets and liabilities (net)—(0.3)%		(10,382,316)

Net Assets—100.0%		$3,077,089,123

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $11,340,704 and the collateral received consisted of cash in the amount of $11,602,113. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2019

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Banks	12.7
Machinery	8.8
Automobiles	8.2
Media	6.6
Metals & Mining	6.3
Capital Markets	5.7
Auto Components	5.5
Interactive Media & Services	3.6
Trading Companies & Distributors	3.2
Textiles, Apparel & Luxury Goods	3.1

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
CHF	22,332,000	SSBT	06/17/20	USD	22,975,309	$(366,083)

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust

Currencies

(CHF)—	Swiss Franc
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$71,752,362	$—	$71,752,362
Canada	68,975,554	—	—	68,975,554
China	52,554,786	22,751,688	—	75,306,474
Finland	—	26,953,107	—	26,953,107
France	—	354,514,494	—	354,514,494
Germany	—	553,240,230	—	553,240,230
Indonesia	—	24,398,442	—	24,398,442
Ireland	89,030,947	—	—	89,030,947
Italy	—	110,853,558	—	110,853,558
Japan	—	110,885,848	—	110,885,848
Mexico	29,437,702	—	—	29,437,702
Netherlands	—	72,405,602	—	72,405,602
South Africa	—	59,587,385	—	59,587,385
South Korea	—	95,986,085	—	95,986,085
Sweden	—	181,370,203	—	181,370,203
Switzerland	—	396,910,068	—	396,910,068
Taiwan	—	7,674,609	—	7,674,609
United Kingdom	51,522,318	603,783,860	—	655,306,178
United States	6,355,859	—	—	6,355,859
Total Common Stocks	297,877,166	2,693,067,541	—	2,990,944,707
Total Preferred Stock*	—	12,802,476	—	12,802,476
Total Short-Term Investment*	—	72,123,843	—	72,123,843
Total Securities Lending Reinvestments*	—	11,600,413	—	11,600,413
Total Investments	$297,877,166	$2,789,594,273	$—	$3,087,471,439

Collateral for Securities Loaned (Liability)	$—	$(11,602,113)	$—	$(11,602,113)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(366,083)	$—	$(366,083)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$3,087,471,439
Cash denominated in foreign currencies (c)	196,760
Receivable for:
Investments sold	6,662,541
Fund shares sold	74,051
Dividends and interest	3,057,126
Prepaid expenses	8,172

Total Assets	3,097,470,089
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	366,083
Collateral for securities loaned	11,602,113
Payables for:
Investments purchased	3,348,747
Fund shares redeemed	2,016,521
Accrued Expenses:
Management fees	1,940,058
Distribution and service fees	230,287
Deferred trustees’ fees	153,931
Other expenses	723,226

Total Liabilities	20,380,966

Net Assets	$3,077,089,123

Net Assets Consist of:
Paid in surplus	$3,040,993,737
Distributable earnings (Accumulated losses)	36,095,386

Net Assets	$3,077,089,123

Net Assets
Class A	$1,946,559,263
Class B	1,039,362,212
Class E	91,167,648
Capital Shares Outstanding*
Class A	143,057,797
Class B	78,307,240
Class E	6,802,020
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.61
Class B	13.27
Class E	13.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,173,106,346.
(b)	Includes securities loaned at value of $11,340,704.
(c)	Identified cost of cash denominated in foreign currencies was $195,286.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$117,077,642
Interest (b)	778,415
Securities lending income	1,361,180

Total investment income	119,217,237
Expenses
Management fees	22,584,793
Administration fees	111,395
Custodian and accounting fees	830,524
Distribution and service fees—Class B	2,529,465
Distribution and service fees—Class E	133,832
Audit and tax services	56,746
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	156,349
Insurance	19,975
Miscellaneous	31,399

Total expenses	26,557,799
Less management fee waiver	(484,493)

Net expenses	26,073,306

Net Investment Income	93,143,931

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	69,638,852
Foreign currency transactions	(543,662)
Forward foreign currency transactions	3,050,201

Net realized gain	72,145,391

Net change in unrealized appreciation (depreciation) on:
Investments	487,683,688
Foreign currency transactions	134,932
Forward foreign currency transactions	(1,749,874)

Net change in unrealized appreciation	486,068,746

Net realized and unrealized gain	558,214,137

Net Increase in Net Assets From Operations	$651,358,068

(a)	Net of foreign withholding taxes of $10,524,965.
(b)	Net of foreign withholding taxes of $3.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$93,143,931	$65,179,985
Net realized gain	72,145,391	224,884,196
Net change in unrealized appreciation (depreciation)	486,068,746	(1,107,300,388)

Increase (decrease) in net assets from operations	651,358,068	(817,236,207)

From Distributions to Shareholders
Class A	(183,385,006)	(113,138,486)
Class B	(101,126,965)	(67,540,541)
Class E	(9,021,382)	(6,583,132)

Total distributions	(293,533,353)	(187,262,159)

Increase in net assets from capital share transactions	21,435,347	287,429,536

Total increase (decrease) in net assets	379,260,062	(717,068,830)

Net Assets
Beginning of period	2,697,829,061	3,414,897,891

End of period	$3,077,089,123	$2,697,829,061

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	4,026,332	$49,766,964	19,934,856	$300,812,748
Reinvestments	15,462,480	183,385,006	7,275,787	113,138,486
Redemptions	(13,841,671)	(183,198,982)	(8,512,148)	(143,621,271)

Net increase	5,647,141	$49,952,988	18,698,495	$270,329,963

Class B
Sales	3,233,362	$39,466,112	6,843,117	$98,380,503
Reinvestments	8,725,364	101,126,965	4,437,618	67,540,541
Redemptions	(12,916,973)	(164,298,120)	(9,325,766)	(142,619,678)

Net increase (decrease)	(958,247)	$(23,705,043)	1,954,969	$23,301,366

Class E
Sales	300,831	$3,793,384	499,883	$7,486,903
Reinvestments	771,718	9,021,382	429,148	6,583,132
Redemptions	(1,396,164)	(17,627,364)	(1,332,554)	(20,271,828)

Net decrease	(323,615)	$(4,812,598)	(403,523)	$(6,201,793)

Increase derived from capital shares transactions		$21,435,347		$287,429,536

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.16	$16.92	$13.18	$13.43	$15.94

Income (Loss) from Investment Operations
Net investment income (a)	0.42	0.33	0.30	0.24	0.29
Net realized and unrealized gain (loss)	2.40	(4.13)	3.72	0.68	(0.76)

Total income (loss) from investment operations	2.82	(3.80)	4.02	0.92	(0.47)

Less Distributions
Distributions from net investment income	(0.33)	(0.31)	(0.28)	(0.31)	(0.53)
Distributions from net realized capital gains	(1.04)	(0.65)	0.00	(0.86)	(1.51)

Total distributions	(1.37)	(0.96)	(0.28)	(1.17)	(2.04)

Net Asset Value, End of Period	$13.61	$12.16	$16.92	$13.18	$13.43

Total Return (%) (b)	24.83	(23.73)	30.78	8.43	(4.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.83
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.79	0.79	0.81
Ratio of net investment income to average net assets (%)	3.26	2.14	1.93	1.95	1.88
Portfolio turnover rate (%)	35	43	36	50	49
Net assets, end of period (in millions)	$1,946.6	$1,670.5	$2,009.0	$1,882.2	$1,722.4

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.88	$16.56	$12.91	$13.17	$15.66

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.29	0.25	0.21	0.25
Net realized and unrealized gain (loss)	2.34	(4.05)	3.65	0.66	(0.75)

Total income (loss) from investment operations	2.72	(3.76)	3.90	0.87	(0.50)

Less Distributions
Distributions from net investment income	(0.29)	(0.27)	(0.25)	(0.27)	(0.48)
Distributions from net realized capital gains	(1.04)	(0.65)	0.00	(0.86)	(1.51)

Total distributions	(1.33)	(0.92)	(0.25)	(1.13)	(1.99)

Net Asset Value, End of Period	$13.27	$11.88	$16.56	$12.91	$13.17

Total Return (%) (b)	24.52	(23.97)	30.43	8.18	(4.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.08
Net ratio of expenses to average net assets (%) (c)	1.05	1.04	1.04	1.04	1.06
Ratio of net investment income to average net assets (%)	3.01	1.92	1.66	1.73	1.64
Portfolio turnover rate (%)	35	43	36	50	49
Net assets, end of period (in millions)	$1,039.4	$941.9	$1,280.2	$1,136.3	$1,163.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.99	$16.70	$13.02	$13.27	$15.77

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.31	0.27	0.22	0.26
Net realized and unrealized gain (loss)	2.36	(4.09)	3.67	0.67	(0.75)

Total income (loss) from investment operations	2.76	(3.78)	3.94	0.89	(0.49)

Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.26)	(0.28)	(0.50)
Distributions from net realized capital gains	(1.04)	(0.65)	0.00	(0.86)	(1.51)

Total distributions	(1.35)	(0.93)	(0.26)	(1.14)	(2.01)

Net Asset Value, End of Period	$13.40	$11.99	$16.70	$13.02	$13.27

Total Return (%) (b)	24.60	(23.86)	30.52	8.31	(4.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.98
Net ratio of expenses to average net assets (%) (c)	0.95	0.94	0.94	0.94	0.96
Ratio of net investment income to average net assets (%)	3.12	2.05	1.75	1.83	1.75
Portfolio turnover rate (%)	35	43	36	50	49
Net assets, end of period (in millions)	$91.2	$85.4	$125.7	$107.4	$113.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $72,123,843. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,602,113. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$366,083

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
State Street Bank and Trust	$366,083	$—	$—	$366,083

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$3,050,201

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(1,749,874)

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$44,034,926

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$997,539,026	$0	$1,163,516,953

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$22,584,793	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,218,837,281

Gross unrealized appreciation	207,825,734
Gross unrealized depreciation	(339,199,473)

Net unrealized appreciation (depreciation)	$(131,373,739)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$74,559,279	$60,357,633	$218,974,074	$126,904,526	$293,533,353	$187,262,159

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$126,815,360	$40,712,780	$(131,278,823)	$—	$36,249,317

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of both of its Performance Universes, the average of its Morningstar Category and the average of a different, but still comparable, Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of both of its Performance Universes, the average of its Morningstar Category and the average of a different, but still comparable, Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Expense Universe median, and above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median and the Sub-advised Expense Universe median, but equal to the Expense Group median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 15.28%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

The 2018 market turmoil caused the Federal Reserve (the “Fed”) and other central banks to make an abrupt policy pivot in early January 2019 that propelled markets higher in 2019. All three major asset classes posted positive returns for the year with commodities capping off a decade-long bear market. The commodity pullback has led inflation to run below targets, further empowering central banks to take a more accommodative stance. According to CIBC (Canadian Imperial Bank of Commerce), the policy change has been globally pervasive as we have witnessed the largest dose of monetary easing since the financial crisis with 45 central banks providing approximately 90 interest rate cuts. Despite higher asset prices, global economic growth remained tepid but closed the year showing some signs of stabilization as the U.S.-China trade conflict and Brexit, U.K.’s withdrawal from the European Union, were deescalated. Concerns remain, however, as the Fed was forced to enact a large-scale asset repurchase program in September that they insist is not to be confused with a fourth round of quantitative easing.

Stocks outpaced bonds and commodities as they performed best in the first quarter along with a strong close to the year. Bond prices found support from the dovish turn by central banks, which revised down prospects for growth and inflation, while weak global manufacturing data and concerns over corporate profits added further safe-haven demand. Commodities also advanced due to gains in energy and precious metals but trade conflict weighed on agriculture, while industrial metals suffered from fears of lower demand.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

Within the Portfolio’s strategic allocation, the largest contribution came from stocks as all six of the markets in the Portfolio’s investable universe provided gains. May and August provided the only storms as trade tensions, weak manufacturing data and bouts of inverted yield-curves, when short-term interest rates are higher than long-term rates, signaling a potential slowdown in economic growth, resulted in sell-offs. After the August pull-back, stocks rallied and gathered more momentum in December as the U.S. and China agreed in principle to a phase one trade deal, while four years of Brexit storms finally found clear skies. In local currency terms, European stocks were up nearly 30% for the year as measured by the Euro Stoxx 50 Index and were the Portfolio’s top equity contributor as the region’s markets arguably had the most to gain from the central bank pivot given the Eurozone economy has been teetering on the edge of recession. European equities also received favorable news in December when the European Commission announced it was going to propose a green deal that would provide investment and fiscal stimulus to complement monetary policy. Europe provides a good example of how ineffective aggressive monetary policy can be. While stimulus causes bond yields to behave more consistently across global markets, economic growth and equities do not respond as uniformly. As proof, consider that the Euro Stoxx 50 Index at the period-end still traded below not only its 2007 high but also its 2000 high. U.S. large-cap stocks closed the year up more than 28% and at all-time highs on the strength of cyclical sectors including Technology, Industrials and Financials, while U.S. small-cap stocks finished the year up over 20% and close to their all-time high reached in August 2018. Japanese equities had plenty to cheer in 2019 as October saw the nation reach a trade deal with the U.S. that focused on agricultural goods, while December’s phase one trade deal provided additional relief to the export focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. U.K. stocks found positive footing after years of drama surrounding Brexit. Prime Minister Theresa May was this year’s major casualty as Boris Johnson replaced her and led a December rout of the Labour Party that clears the way for the U.K. to leave the European Union in 2020. The FTSE 100 Index reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted milder gains than the other markets in which the Portfolio invests as losses in the second half of the year reduced their first-half advance. The city has been mired in civil unrest after protests began over the rising cost of living, but peaceful demonstrations have morphed into a violent political battle that escalated when an extradition law was passed in June. A forecast published in November by the Hong Kong government predicts the economy will soon enter its first recession since 2009.

The Portfolio’s bond exposure also contributed in 2019 as more accommodative monetary policies followed two years of broad-based tightening. Australian government bonds led performance as the Reserve Bank of Australia (the “RBA”) cut interest rates three times in June, July and October. Prices were also supported by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the U.S. U.S Treasury prices rose as the Fed surrendered to market pressure and decreased rates three times (August, September and October). Yield curve inversions made headlines throughout the year as represented by the spread between 10-year and 2-year U.S. Treasury yields. While the inversions occurred globally, they were most concerning when they occurred in the U.S. due to the better relative strength of world’s largest economy. The cause was declining expectations for economic

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

growth that led to increased investor demand for long-dated U.S. Treasuries driving yields lower than shorter term Treasuries. Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year that was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from the Portfolio in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. The 10-year rate finally bottomed at an all-time low in August at -70 bps and despite a year-end rally in rates, its yield closed the year at -20 bps. Negative interest rates in Japan also caused the market to be removed from the Portfolio in February through the remainder of the year.

The Portfolio’s exposure to commodities also added to results due to higher Energy and precious metals prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary factors affecting commodity prices continue to be the stable strength of the U.S. dollar and concerns about demand given lower global growth.

Energy was the top contributor with five of our six commodities exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. Organization of the Petroleum Exporting Countries’ (“OPEC”) production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that they would deepen production cuts in 2020. Oil prices saw Brent crude outpace West Texas Intermediate crude mainly due to the aforementioned production cuts and both pushed unleaded gasoline to a sub-complex leading 37% gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall over 30% as measured by the S&P GSCI Natural Gas Index.

Performance within metals sub-complexes were mixed. Precious metals advanced as gold outpaced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that add to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally.

Agriculture detracted from performance as it has been the complex most directly impacted by the trade conflict and ongoing strength in the U.S. dollar. Livestock posted negative performance due to an oversupply of lean hogs in the U.S. coupled with lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the Portfolio because we constrain their allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and impact from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer in the sub-complex as drought conditions in Brazil triggered supply fears.

The tactical allocation process also aided results as stocks and bonds were the largest contributors followed by commodities. Tactical bonds benefited from an overweight during the first half of the year, while tactical commodities gained from underweights in agriculture, industrial metals and natural gas. Abrupt price trend reversals during most of the year were challenging for tactical stocks but the rally in the fourth quarter combined with an overweight position proved timely.

The Portfolio’s performance will at times materially deviate from that of the benchmark as the Portfolio construction process is not driven by the benchmark.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

At period end, tactical positioning was overweight all equity markets except for Hong Kong, which maintained its neutral position. Across government bond markets, the Portfolio was overweight Australia but neutral the U.K., Canada and the U.S. Germany and Japan remained absent from the Portfolio, both strategically and tactically,

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

due to a combination of negative yields and impaired credit quality. Across agricultural commodities, all exposures were underweight except for cocoa, which was carried at neutral. In Energy, all exposures were underweight. In Metals, positioning in aluminum, gold and silver were neutral while copper was overweight.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Invesco Balanced-Risk Allocation Portfolio
Class B	15.28	4.89	4.97
Dow Jones Moderate Index	18.60	6.61	7.45

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	68.8
Global Developed Equities	49.1
Commodities - Production Weighted	31.3

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.89%	$1,000.00	$1,040.10	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—4.8% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.8%
U.S. Treasury Floating Rate Notes
1.526%, 3M USTBMM + 0.000%, 01/31/20 (a)	11,050,000	$11,049,647
1.559%, 3M USTBMM + 0.033%, 04/30/20 (a)	29,992,000	29,991,073
1.569%, 3M USTBMM + 0.043%, 07/31/20 (a)	28,160,000	28,152,653

Total U.S. Treasury & Government Agencies (Cost $69,202,000)		69,193,373

Municipals—2.6%
Maumelle Arkansas Industrial Development, Revenue Bond 1.600%, 08/01/45 (144A) (a)	20,000,000	20,000,000
New York State Housing Finance Agency, Revenue Bond 1.870%, 11/01/49 (a)	18,000,000	18,000,000

Total Municipals (Cost $38,000,000)		38,000,000

Commodity-Linked Securities—2.2%
Canadian Imperial Bank of Commerce Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 09/22/20 (144A) (a)	6,550,000	7,611,120
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 03/20/20 (144A) (a)	13,900,000	13,407,224
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 09/30/20 (144A) (a)	8,700,000	10,458,252

Total Commodity-Linked Securities (Cost $29,150,000)		31,476,596

Short-Term Investments—85.2%

Certificate of Deposit—9.1%
Bank of Montreal 1.961%, 1M LIBOR + 0.180%, 05/01/20 (a)	30,000,000	30,000,594
Canadian Imperial Bank of Commerce 1.880%, 1M LIBOR + 0.170%, 05/07/20 (a)	25,000,000	25,008,721
Mitsubishi UFJ Trust & Banking Corp. 1.992%, 1M LIBOR + 0.200%, 02/27/20 (a)	28,000,000	28,007,519
Mizuho Securities U.S.A. LLC 1.980%, 1M LIBOR + 0.270%, 02/07/20 (144A) (a)	15,000,000	15,005,100
Toronto-Dominion Bank
1.830%, FEDL01 + 0.280%, 07/07/20 (a)	20,000,000	20,001,009
1.960%, SOFR + 0.420%, 09/30/20 (a)	13,000,000	12,999,017

		131,021,960

Commercial Paper—51.2%
American Honda Finance
1.700%, 02/06/20 (b)	25,000,000	24,957,553
1.800%, 02/05/20 (b)	15,500,000	15,474,394

Commercial Paper—(Continued)
Anglesea Funding plc 1.931%, 1M LIBOR + 0.190%, 06/10/20 (144A) (a) (c)	21,000,000	21,000,000
Apple, Inc.
1.620%, 02/06/20 (144A) (b)	26,000,000	25,957,218
Bank of Nova Scotia (The) 2.034%, 3M LIBOR + 0.130%, 11/09/20 (144A) (a)	31,000,000	31,005,146
BMW U.S. Capital LLC
1.670%, 01/15/20 (b)	30,000,000	29,979,750
1.800%, 03/17/20 (b)	10,000,000	9,961,479
Chevron Corp.
1.600%, 01/09/20 (144A) (b)	25,500,000	25,490,233
1.750%, 01/27/20 (b)	15,000,000	14,982,180
Citigroup Global Markets, Inc. 2.350%, 02/04/20 (b)	15,000,000	14,975,062
Coca-Cola Co. 1.670%, 03/02/20 (b)	30,000,000	29,913,252
Collateralized Commercial Paper Flex Co. LLC 1.962%, 1M LIBOR + 0.170%, 01/27/20 (144A) (a)	30,000,000	30,004,755
Commonwealth Bank of Australia 2.030%, 3M LIBOR + 0.120%, 11/09/20 (144A) (a)	20,000,000	19,999,942
Crown Point Capital Co. LLC 2.073%, 1M LIBOR + 0.360%, 09/04/20 (144A) (a) (c)	30,000,000	30,000,000
DBS Bank, Ltd. 1.980%, 04/08/20 (b)	23,000,000	22,882,608
Dexia Credit Local S.A. 2.000%, 03/05/20 (b)	15,000,000	14,949,029
Exxon Mobil Corp.
1.670%, 02/18/20 (b)	20,000,000	19,954,757
1.820%, 01/22/20 (b)	15,000,000	14,985,452
Glencove Funding LLC 2.019%, 3M LIBOR + 0.120%, 05/18/20 (144A) (a)	10,000,000	10,000,003
Lexington Parker Capital Co. LLC 2.030%, 01/08/20 (144A) (b)	40,000,000	39,984,320
Longship Funding LLC 1.870%, 01/09/20 (144A) (b)	13,000,000	12,994,696
L’Oreal U.S.A., Inc. 1.680%, 01/21/20 (b)	25,000,000	24,976,929
Mizuho Bank, Ltd. 1.850%, 01/30/20 (b)	21,000,000	21,002,268
Mont Blanc Capital Corp. 1.940%, 04/14/20 (144A) (b)	20,000,000	19,890,333
National Australia Bank, Ltd. 2.024%, 1M LIBOR + 0.260%, 06/19/20 (144A) (a)	15,000,000	15,004,429
Nestle Capital Corp.
1.900%, 03/24/20 (144A) (b)	10,000,000	9,960,147
1.930%, 01/03/20 (b)	35,000,000	34,995,654
NRW. Bank 1.840%, 01/06/20 (144A) (b)	20,000,000	19,994,237
Old Line Funding LLC 1.880%, 02/10/20(144A) (b)	40,000,000	39,915,320
Pfizer, Inc. 1.820%, 02/11/20 (b)	25,000,000	24,954,092
Ridgefield Funding Co.
1.900%, 03/13/20 (144A) (b)	22,000,000	21,915,908

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
Toyota Motor Credit Corp. 1.957%, 1M LIBOR + 0.260%, 03/31/20 (a)	20,000,000	$20,009,681
Unilever Capital Corp. 1.660%, 01/13/20 (b)	12,000,000	11,993,340
United Overseas Bank, Ltd. 1.840%, 02/03/20 (b)	16,000,000	15,975,097

		740,039,264

Mutual Funds—16.2%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 1.740% (d) (e)	153,071,003	153,071,003
STIT-Government & Agency Portfolio, Institutional Class 1.500% (d) (e)	48,785,757	48,785,757
STIT-Treasury Portfolio, Institutional Class 1.640% (d) (e)	31,754,029	31,754,029

		233,610,789

U.S. Treasury—8.7%
U.S. Treasury Bills
1.521%, 05/07/20 (b)	35,500,000	35,310,674
1.530%, 03/05/20 (b)	62,750,000	62,585,006
2.025%, 01/09/20 (b)	28,500,000	28,492,207

		126,387,887

Total Short-Term Investments (Cost $1,230,971,605)		1,231,059,900

Total Investments—94.8% (Cost $1,367,323,605)		1,369,729,869
Other assets and liabilities (net)—5.2%		75,305,301

Net Assets—100.0%		$1,445,035,170

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 3.5% of net assets.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(e)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $439,598,383, which is 30.4% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/20	3,820	AUD	546,100,095	$(7,113,420)
Brent Crude Oil Futures	02/28/20	489	USD	31,926,810	2,612,126
Canada Government Bond 10 Year Futures	03/20/20	3,057	CAD	420,276,360	(5,899,010)
Euro STOXX 50 Index Futures	03/20/20	2,845	EUR	106,090,050	(307,913)
FTSE 100 Index Futures	03/20/20	1,440	GBP	107,985,600	1,372,193
Hang Seng Index Futures	01/30/20	382	HKD	539,957,000	439,916
New York Harbor ULSD Futures	03/31/20	188	USD	15,789,631	1,478,380
RBOB Gasoline Futures	01/31/20	471	USD	33,441,471	(392,508)
Russell 2000 Index E-Mini Futures	03/20/20	1,262	USD	105,414,860	361,254
S&P 500 Index E-Mini Futures	03/20/20	618	USD	99,840,990	1,857,380
Silver Futures	03/27/20	357	USD	31,988,985	1,275,842
TOPIX Index Futures	03/12/20	1,099	JPY	18,913,790,000	97,606
U.S. Treasury Long Bond Futures	03/20/20	860	USD	134,079,375	(2,556,036)
United Kingdom Long Gilt Bond Futures	03/27/20	884	GBP	116,139,920	(1,343,371)
WTI Light Sweet Crude Oil Futures	06/22/20	301	USD	17,719,870	1,246,899

Net Unrealized Depreciation					$(6,870,662)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.250%	Monthly	11/12/20	MLI	MLCX Natural Gas Annual Excess Return Index	USD	275,416	$—	$—	$—
Pay	0.450%	Monthly	08/17/20	BBP	Barclays Commodity Strategy 1740 Index (a)	USD	14,306,803	148,877	—	148,877
Pay	0.330%	Monthly	10/23/20	BBP	Barclays Commodity Strategy Copper Excess Return Index	USD	27,520,546	(115,149)	—	(115,149)
Pay	0.300%	Monthly	04/13/20	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	30,166,402	77,337	—	77,337
Pay	0.470%	Monthly	02/14/20	CG	Cargill 11 Commodity Index (b)	USD	39,211,306	—	—	—
Pay	0.120%	Monthly	12/10/20	CG	Cargill Gold Excess Return Index	USD	9,843,588	—	—	—
Pay	0.400%	Monthly	10/29/20	GSC	Goldman Sachs Commodity i-Select Strategy 1121 (c)	USD	37,940,468	1,234,134	—	1,234,134
Pay	0.250%	Monthly	04/27/20	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	16,268,462	40,322	—	40,322
Pay	0.300%	Monthly	12/09/20	MBL	Macquarie Aluminum Dynamic Excess Return Index	USD	16,481,471	(149,520)	—	(149,520)
Pay	0.140%	Monthly	06/19/20	MLI	Merrill Lynch Gold Excess Return Index	USD	26,276,520	—	—	—
Pay	0.380%	Monthly	10/15/20	MSC	S&P GSCI Alminum Dynamic Roll Index	USD	20,307,362	370,366	—	370,366
Pay	0.090%	Monthly	10/15/20	JPMC	S&P GSCI Gold Index Excess Return	USD	20,527,512	474,347	—	474,347

Totals								$2,080,714	$—	$2,080,714

Cash in the amount of $3,020,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation)

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of December 31, 2019:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$2,784,105	19.5%
Sugar No. 11	2,736,891	19.1%
Soybean Meal	2,701,124	18.9%
Soybean	2,629,590	18.4%
Wheat	789,736	5.5%
Corn No. 2 Yellow	742,523	5.2%
Soybean Oil	719,632	5.0%
Coffee “C”	695,310	4.9%
Live Cattle	377,700	2.6%
Lean Hogs	130,192	0.9%

	$14,306,803	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Swap Agreements—(Continued)

(b) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of December 31, 2019:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$7,630,520	19.5%
Sugar No. 11	7,501,123	19.1%
Soybean Meal	7,403,095	18.9%
Soybean	7,207,038	18.4%
Wheat	2,164,464	5.5%
Corn No. 2 Yellow	2,035,067	5.2%
Soybean Oil	1,972,329	5.0%
Coffee “C”	1,905,669	4.9%
Live Cattle	1,035,178	2.6%
Lean Hogs	356,823	0.9%

	$39,211,306	100.0%

(c) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of December 31, 2019:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$7,398,392	19.5%
Sugar No. 11	7,246,630	19.1%
Soybean Meal	7,170,748	18.9%
Soybean	6,981,046	18.4%
Wheat	2,086,726	5.5%
Corn No. 2 Yellow	1,972,904	5.2%
Soybean Oil	1,897,023	5.0%
Coffee “C”	1,859,083	4.9%
Live Cattle	986,452	2.6%
Lean Hogs	341,464	0.9%

	$37,940,468	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSC)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanely Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDL01)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$69,193,373	$—	$69,193,373
Total Municipals*	—	38,000,000	—	38,000,000
Total Commodity-Linked Securities*	—	31,476,596	—	31,476,596
Short-Term Investments
Certificate of Deposit	—	131,021,960	—	131,021,960
Commercial Paper	—	740,039,264	—	740,039,264
Mutual Funds	233,610,789	—	—	233,610,789
U.S. Treasury	—	126,387,887	—	126,387,887
Total Short-Term Investments	233,610,789	997,449,111	—	1,231,059,900
Total Investments	$233,610,789	$1,136,119,080	$—	$1,369,729,869

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,741,596	$—	$—	$10,741,596
Futures Contracts (Unrealized Depreciation)	(17,612,258)	—	—	(17,612,258)
Total Futures Contracts	$(6,870,662)	$—	$—	$(6,870,662)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,345,383	$—	$2,345,383
OTC Swap Contracts at Value (Liabilities)	—	(264,669)	—	(264,669)
Total OTC Swap Contracts	$—	$2,080,714	$—	$2,080,714

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$1,136,119,080
Affiliated investments at value (b)	233,610,789
Cash	70,099
Cash collateral (c)	76,112,000
OTC swap contracts at market value	2,345,383
Receivable for:
OTC swap contracts	3,124,496
Fund shares sold	3,447
Interest	779,804
Dividends from affiliated investments	334,981
Prepaid expenses	4,364

Total Assets	1,452,504,443
Liabilities
OTC swap contracts at market value	264,669
Payables for:
Fund shares redeemed	570,629
Variation margin on futures contracts	5,195,006
Interest on OTC swap contracts	46,878
Accrued Expenses:
Management fees	739,521
Distribution and service fees	306,615
Deferred trustees’ fees	131,614
Other expenses	214,341

Total Liabilities	7,469,273

Net Assets	$1,445,035,170

Net Assets Consist of:
Paid in surplus	$1,304,613,646
Distributable earnings (Accumulated losses)	140,421,524

Net Assets	$1,445,035,170

Net Assets
Class B	$1,445,035,170
Capital Shares Outstanding*
Class B	142,887,943
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,133,712,816.
(b)	Identified cost of affiliated investments was $233,610,789.
(c)	Includes collateral of $65,910,000 for futures contracts and $10,202,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$5,808,433
Interest	27,711,575

Total investment income	33,520,008
Expenses
Management fees	9,276,961
Administration fees	119,612
Custodian and accounting fees	125,043
Distribution and service fees—Class B	3,657,067
Audit and tax services	87,773
Legal	51,794
Trustees’ fees and expenses	60,868
Shareholder reporting	62,091
Insurance	10,395
Miscellaneous	17,011

Total expenses	13,468,615
Less management fee waiver	(457,157)

Net expenses	13,011,458

Net Investment Income	20,508,550

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	(6,644,656)
Futures contracts	187,903,673
Swap contracts	(221,283)
Foreign currency transactions	(176,478)

Net realized gain	180,861,256

Net change in unrealized appreciation (depreciation) on:
Investments	5,802,639
Futures contracts	(8,339,026)
Swap contracts	7,623,638
Foreign currency transactions	36,495

Net change in unrealized appreciation	5,123,746

Net realized and unrealized gain	185,985,002

Net Increase in Net Assets From Operations	$206,493,552

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,508,550	$16,282,833
Net realized gain (loss)	180,861,256	(87,473,868)
Net change in unrealized appreciation (depreciation)	5,123,746	(29,305,201)

Increase (decrease) in net assets from operations	206,493,552	(100,496,236)

From Distributions to Shareholders
Class B	0	(141,156,137)
From return of capital
Class B	0	(524,081)

Total distributions	0	(141,680,218)

Decrease in net assets from capital share transactions	(177,307,135)	(13,493,665)

Total increase (decrease) in net assets	29,186,417	(255,670,119)

Net Assets
Beginning of period	1,415,848,753	1,671,518,872

End of period	$1,445,035,170	$1,415,848,753

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	1,374,404	$13,102,944	3,612,528	$34,516,248
Reinvestments	0	0	14,898,025	141,680,218
Redemptions	(19,838,273)	(190,410,079)	(19,849,460)	(189,690,131)

Net decrease	(18,463,869)	$(177,307,135)	(1,338,907)	$(13,493,665)

Decrease derived from capital shares transactions		$(177,307,135)		$(13,493,665)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Period	$8.77	$10.27		$10.24	$9.18	$10.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.10		0.02	(0.04)	(0.08)
Net realized and unrealized gain (loss)	1.21	(0.69)		0.94	1.12	(0.32)

Total income (loss) from investment operations	1.34	(0.59)		0.96	1.08	(0.40)

Less Distributions
Distributions from net investment income	—	(0.12)		(0.39)	(0.02)	(0.30)
Distributions from net realized capital gains	—	(0.79)		(0.54)	(0.00)	(0.76)
Distributions from return of capital	—	(0.00	)(b)	—	—	—

Total distributions	—	(0.91)		(0.93)	(0.02)	(1.06)

Net Asset Value, End of Period	$10.11	$8.77		$10.27	$10.24	$9.18

Total Return (%) (c)	15.28	(6.43)		10.00	11.72	(4.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.92		0.91	0.92	0.92
Net ratio of expenses to average net assets (%) (d) (e)	0.89	0.89		0.88	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	1.40	1.04		0.15	(0.40)	(0.76)
Portfolio turnover rate (%)	44	103		81	137	40
Net assets, end of period (in millions)	$1,445.0	$1,415.8		$1,671.5	$1,527.2	$1,287.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2019, 2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements).

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $351,346,249 in the Subsidiary, representing 24.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2019.

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$16,911,837
Equity	Unrealized appreciation on futures contracts (a) (b)	$4,128,349	Unrealized depreciation on futures contracts (a) (b)	307,913
Commodity	OTC swap contracts at market value (c)	2,345,383	OTC swap contracts at market value (c)	264,669
	Unrealized appreciation on futures contracts (a) (b)	6,613,247	Unrealized depreciation on futures contracts (a) (b)	392,508

Total		$13,086,979		$17,876,927

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $46,878.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$148,877	$(115,149)	$—	$33,728
Canadian Imperial Bank of Commerce	77,337	—	—	77,337
Goldman Sachs International	1,234,134	—	(110,000)	1,124,134

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$514,669	$—	$—	$514,669
Morgan Stanely Capital Services, LLC	370,366	—	(370,366)	—

	$2,345,383	$(115,149)	$(480,366)	$1,749,868

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$115,149	$(115,149)	$—	$—
Macquarie Bank, Ltd.	149,520	—	(149,520)	—

	$264,669	$(115,149)	$(149,520)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$98,957,840	$79,343,930	$9,601,903	$187,903,673
Swap contracts	—	647,336	(868,619)	(221,283)

	$98,957,840	$79,991,266	$8,733,284	$187,682,390

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(40,011,065)	$17,635,145	$14,036,894	$(8,339,026)
Swap contracts	—	(4,902)	7,628,540	7,623,638

	$(40,011,065)	$17,630,243	$21,665,434	$(715,388)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,803,464,142
Swap contracts	223,018,917

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$70,150,000	$0	$63,604,289

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$9,276,961	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $124,075 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of December 31, 2019
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$145,786,119	$335,600,765	$(328,315,881)	$153,071,003
STIT-Government & Agency Portfolio, Institutional Class	45,378,742	407,644,395	(404,237,380)	48,785,757
STIT-Treasury Portfolio, Institutional Class	30,252,495	270,993,121	(269,491,587)	31,754,029

	$221,417,356	$1,014,238,281	$(1,002,044,848)	$233,610,789

Security Description	Income earned from affiliates during the period	Number of shares held December 31, 2019
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$3,943,958	153,071,003
STIT-Government & Agency Portfolio, Institutional Class	1,157,882	48,785,757
STIT-Treasury Portfolio, Institutional Class	706,593	31,754,029

	$5,808,433

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,367,323,608

Gross unrealized appreciation	15,854,206
Gross unrealized depreciation	(17,621,398)

Net unrealized appreciation (depreciation)	$(1,767,192)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2019	2018	2019	2018	2019	2018	2019	2018
$—	$103,355,226	$—	$37,800,911	$-	$524,081	$—	$141,680,218

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$99,524,315	$42,701,644	$(1,672,820)	$—	$140,553,139

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $32,589,801 and accumulated long-term capital losses of $15,795,358.

BHFTI-23

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-28

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2019, and performed equally to the median of its Performance Universe for the five-year period ended June 30, 2019. In addition, the Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and outperformed the average of its Morningstar Category for the five-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the three-year and five year periods ended October 31, 2019, and outperformed its benchmark for the one-year period ended October 31, 2019. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Invesco Comstock Portfolio returned 25.26% and 24.95%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 26.54%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential U.S.-China trade deal and the Federal Reserve’s (the “Fed”) indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data was mixed, and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the U.S. stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the U.S. and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The U.S.-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The U.S. Treasury yield curve inverted, (meaning, the short-term interest rates became higher than the longer-term rates signaling a potential economic slowdown) several times, increasing fears of a possible recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as U.S. Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets, such as equities and higher yielding bonds.

Macro issues that concerned investors in the third quarter mostly abated during the fourth quarter, providing the back drop for strong equity market returns. Optimism that phase one of a U.S.-China trade deal would be completed, a delayed Brexit (U.K.’s withdrawal from the European Union) agreement until January 2020 and better-than-expected third-quarter corporate earnings results, helped send risk assets higher. According to the revision announced in late November, the U.S. economy grew better than expected, at 2.1% during the third quarter of 2019. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Investors were also cheered by a resilient U.S. economy and corporate earnings, putting the U.S. equity market on track for its largest annual rise since 2013.

During the year, all sectors posted positive returns within the Russell 1000 Value Index. Information Technology (“IT”), Industrials and Financials were the strongest performing sectors, with Energy being the worst performing sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s cash position, which averaged 6% for the period, was a large detractor to performance.

Stock selection within Consumer Discretionary also detracted from relative performance. Carnival Corp. and Gap, Inc. were two of the largest detractors in the sector. During the second quarter, the U.S. government imposed new restrictions on travel to Cuba, essentially barring cruise operators from docking in the country. Carnival lowered its full year earnings guidance based on these developments, and shares declined accordingly.

An overweight to Energy stocks was the largest relative detractor. Energy stocks underperformed during most of the period and was the worst performing sector within the Russell 1000 Value Index benchmark. Most of the exposure to Energy is within exploration and production and integrated oil and gas. Our long-term view on Energy is these companies continue to offer attractive valuations and improving prospects, as management continues to move towards a focus on profitability versus production growth.

Stock selection within IT also dampened relative performance. Cognizant Technology Solutions and Cisco Systems were the largest detractors within the sector.

Strong stock selection within Financials was a large contributor to relative performance. Citigroup, Bank of America and not owning Berkshire Hathaway were the top relative contributors in the sector. Large banks performed well during the reporting period, as interest rates stabilized, and investors benefitted from return of capital back to shareholders via stock buybacks (reducing outstanding shares) and increased dividends.

Stock selection within Industrials also boosted relative performance for the year. Johnson Controls International was a notable holding as the company beat earnings’ estimates in the first half of the period. The stock rallied during the second quarter on the announcement of the earlier than expected closing of the sale of the company’s Power Solutions business. The company announced their immediate intention to use cash proceeds (which were $200M higher than expected) for repurchases and debt repayment. Other contributors within the sector were Emerson Electric and Eaton Corp., as they outperformed the Russell 1000 Value Index benchmark for the period.

Stock selection within Communication Services enhanced relative performance. Charter Communications was a notable contributor within the sector, as investors were optimistic due to margins

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

increases after the merger with Time Warner (not held in the Portfolio). Management also provided guidance on price increases which may help alleviate the negative effects of customer attrition.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slightly negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the year.

Being long term investors, our investment view does not tend to change dramatically from calendar year to calendar year. The Portfolio is constructed from the bottom up, and on a stock by stock basis. We do not employ top down or macro analysis to portfolio construction. At period end, Financials and Energy were the highest conviction sectors in the Portfolio, and we have invested in these areas on past weakness, which is consistent with the Portfolio discipline. At period end, the Portfolio was overweight Financials, mainly through an overweight to banks and capital markets, both areas that were meaningfully impacted by the credit crisis and the ensuing regulation. Within Energy, the overweight exposure was primarily tilted toward the large integrated oil companies with a smaller allocation to exploration and production. Beyond Financials and Energy, we remained underweight Communication Services and Utilities and, at period end, had no exposure to Real Estate, as we believed that valuations and fundamentals were generally unattractive.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	25.26	7.68	11.26
Class B	24.95	7.40	10.98
Russell 1000 Value Index	26.54	8.29	11.80

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Citigroup, Inc.	5.3
Bank of America Corp.	5.1
JPMorgan Chase & Co.	3.6
Philip Morris International, Inc.	2.7
Suncor Energy, Inc.	2.2
Anthem, Inc.	2.2
Chevron Corp.	2.1
Morgan Stanley	2.1
BP plc(ADR)	2.0
General Motors Co.	2.0

Top Sectors

% of Net Assets
Financials	29.5
Energy	16.0
Health Care	11.7
Industrials	8.6
Information Technology	8.2
Consumer Staples	6.8
Consumer Discretionary	6.0
Communication Services	5.7
Materials	3.2
Utilities	0.5

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.56%	$1,000.00	$1,090.80	$2.95
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,088.90	$4.26
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Textron, Inc. (a)	612,077	$27,298,634

Automobiles—2.0%
General Motors Co.	1,336,232	48,906,091

Banks—19.4%
Bank of America Corp.	3,485,916	122,773,962
Citigroup, Inc.	1,608,156	128,475,583
Citizens Financial Group, Inc.	807,537	32,794,078
Fifth Third Bancorp	1,111,658	34,172,367
JPMorgan Chase & Co.	615,816	85,844,750
PNC Financial Services Group, Inc. (The)	152,607	24,360,655
Wells Fargo & Co.	734,974	39,541,601

		467,962,996

Biotechnology—1.2%
Gilead Sciences, Inc.	448,643	29,152,822

Building Products—1.5%
Johnson Controls International plc	882,801	35,938,829

Capital Markets—6.3%
Bank of New York Mellon Corp. (The)	667,424	33,591,450
Goldman Sachs Group, Inc. (The)	144,983	33,335,941
Morgan Stanley	985,897	50,399,055
State Street Corp.	456,621	36,118,721

		153,445,167

Chemicals—2.0%
CF Industries Holdings, Inc.	394,360	18,826,747
Corteva, Inc.	1,014,045	29,975,170

		48,801,917

Communications Equipment—1.6%
Cisco Systems, Inc.	808,596	38,780,264

Consumer Finance—0.6%
Ally Financial, Inc.	503,514	15,387,388

Containers & Packaging—1.2%
International Paper Co.	633,123	29,155,314

Diversified Telecommunication Services—1.7%
AT&T, Inc.	1,035,106	40,451,942

Electrical Equipment—3.1%
Eaton Corp. plc	419,056	39,692,984
Emerson Electric Co.	458,634	34,975,429

		74,668,413

Food Products—1.4%
Archer-Daniels-Midland Co.	727,093	33,700,760

Health Care Providers & Services—4.9%
Anthem, Inc.	173,262	52,330,322

Health Care Providers & Services—(Continued)
Cardinal Health, Inc. (a)	399,267	20,194,925
CVS Health Corp.	345,337	25,655,085
McKesson Corp.	152,253	21,059,635

		119,239,967

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	919,607	46,743,624

Household Products—1.9%
Kimberly-Clark Corp.	180,064	24,767,803
Reckitt Benckiser Group plc	265,869	21,590,156

		46,357,959

Independent Power and Renewable Electricity Producers—0.5%
Vistra Energy Corp.	498,024	11,449,572

Industrial Conglomerates—1.1%
General Electric Co.	2,296,953	25,633,995

Insurance—3.1%
Allstate Corp. (The)	252,021	28,339,761
American International Group, Inc.	919,351	47,190,287

		75,530,048

Internet & Direct Marketing Retail—1.2%
eBay, Inc.	824,874	29,786,200

IT Services—1.0%
Cognizant Technology Solutions Corp. - Class A	376,749	23,365,973

Machinery—1.9%
Caterpillar, Inc.	156,292	23,081,203
Ingersoll-Rand plc	164,411	21,853,510

		44,934,713

Media—3.4%
Charter Communications, Inc. - Class A (a) (b)	77,003	37,352,615
Comcast Corp. - Class A	661,586	29,751,523
ViacomCBS, Inc. - Class B	382,023	16,033,505

		83,137,643

Oil, Gas & Consumable Fuels—16.0%
BP plc (ADR)	1,305,514	49,270,098
Canadian Natural Resources, Ltd.	904,946	29,269,364
Chevron Corp.	430,974	51,936,677
Devon Energy Corp. (a)	1,198,450	31,123,746
Encana Corp. (a)	3,647,562	17,107,066
Exxon Mobil Corp.	81,886	5,714,005
Hess Corp. (a)	520,359	34,765,185
Marathon Oil Corp. (a)	2,844,174	38,623,883
Noble Energy, Inc. (a)	1,044,045	25,934,078
Pioneer Natural Resources Co.	54,125	8,192,901
Royal Dutch Shell plc - Class A (ADR)	716,536	42,261,293
Suncor Energy, Inc.	1,625,141	53,304,625

		387,502,921

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pharmaceuticals—5.6%
Allergan plc	130,471	$24,942,141
Bristol-Myers Squibb Co.	560,393	35,971,627
Mylan NV (b)	768,159	15,439,996
Novartis AG	140,331	13,295,291
Sanofi (ADR) (a)	885,936	44,473,987

		134,123,042

Semiconductors & Semiconductor Equipment—4.0%
Intel Corp.	758,647	45,405,023
NXP Semiconductors NV	92,657	11,791,530
QUALCOMM, Inc.	449,501	39,659,473

		96,856,026

Software—1.7%
Microsoft Corp.	253,770	40,019,529

Specialty Retail—0.8%
Advance Auto Parts, Inc. (a)	47,181	7,556,509
Gap, Inc. (The) (a)	602,913	10,659,502

		18,216,011

Tobacco—3.5%
Altria Group, Inc.	384,952	19,212,954
Philip Morris International, Inc.	763,428	64,960,089

		84,173,043

Wireless Telecommunication Services—0.6%
Vodafone Group plc	7,335,703	14,241,328

Total Common Stocks (Cost $1,901,957,846)		2,324,962,131

Short-Term Investment—3.9%

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $93,370,211; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $95,235,139.	93,367,099	93,367,099

Total Short-Term Investments (Cost $93,367,099)		93,367,099

Securities Lending Reinvestments (c)—4.5%

Certificates of Deposit—3.0%
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (d)	2,000,000	2,001,852
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	5,000,000	4,999,985
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	5,000,000	4,999,555
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	5,000,000	5,000,335

Certificates of Deposit—(Continued)
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	5,000,000	4,999,700
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	7,000,000	7,008,428
China Construction Bank Corp. 2.350%, 01/02/20	1,000,000	1,000,023
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	5,000,000	5,000,280
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	1,999,988
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	3,000,000	2,999,862
Credit Suisse AG 2.020%, SOFR + 0.480%, 10/06/20 (d)	4,000,000	4,002,776
DZ Bank AG Zero Coupon, 03/10/20	989,594	996,200
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (d)	3,000,000	2,998,425
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	1,000,000	999,996
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	3,000,000	2,999,991
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	3,000,000	2,999,994
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	989,064	997,580
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	5,000,000	5,000,630
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	3,000,000	3,000,158
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,500,000	2,498,965
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	7,000,000	6,999,981

		73,504,704

Commercial Paper—0.5%
Landesbank Baden-Württemberg 2.020%, 01/02/20	1,498,233	1,499,861
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	6,000,000	5,999,922
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	3,999,692	3,999,140

		11,498,923

Repurchase Agreements—1.0%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,512,714; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $5,027,472; collateralized by various Common Stock with an aggregate market value of $5,500,658.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $9,016,538; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $9,182,868.	9,000,000	$9,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $43,111; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $43,969.	43,107	43,107
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $37,241; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $37,980.	37,235	37,235
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $18,970; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $19,346.	18,967	18,967
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $102,000.	100,000	100,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $6,186,593; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $6,309,789.	6,186,067	6,186,067

Repurchase Agreements—(Continued)
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000

		23,885,376

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $109,878,423)		109,889,003

Total Investments—104.6% (Cost $2,105,203,368)		2,528,218,233
Other assets and liabilities (net)—(4.6)%		(111,514,448)

Net Assets—100.0%		$2,416,703,785

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $108,240,690 and the collateral received consisted of cash in the amount of $109,861,959. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,369,515	RBC	01/16/20	USD	1,037,941	$16,797
CHF	183,132	RBC	01/16/20	USD	185,803	3,558
EUR	1,053,684	DBAG	01/16/20	USD	1,170,766	12,107
GBP	805,184	DBAG	01/16/20	USD	1,066,455	492
GBP	1,041,642	GSI	01/16/20	USD	1,366,873	13,404

Contracts to Deliver
CAD	49,825,852	GSI	01/16/20	USD	37,489,120	(884,483)
CAD	1,413,559	RBC	01/16/20	USD	1,072,415	(16,244)
CAD	1,413,333	RBC	01/16/20	USD	1,068,193	(20,292)
CAD	1,293,013	RBC	01/16/20	USD	983,428	(12,392)
CAD	1,128,951	RBC	01/16/20	USD	856,808	(12,659)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	134,718	CIBC	01/16/20	USD	137,707	$(1,593)
CHF	6,442,991	RBC	01/16/20	USD	6,484,035	(178,099)
CHF	128,403	RBC	01/16/20	USD	130,365	(2,405)
CHF	16,445	RBC	01/16/20	USD	16,551	(453)
EUR	37,454,241	CIBC	01/16/20	USD	41,411,768	(634,624)
EUR	1,002,976	GSI	01/16/20	USD	1,120,599	(5,349)
EUR	1,338,473	RBC	01/16/20	USD	1,494,373	(8,206)
GBP	731,640	GSI	01/16/20	USD	961,440	(8,054)
GBP	32,595,989	RBC	01/16/20	USD	42,236,970	(955,884)
GBP	683,402	RBC	01/16/20	USD	886,196	(19,378)

Net Unrealized Depreciation						$(2,713,757)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$27,298,634	$—	$—	$27,298,634
Automobiles	48,906,091	—	—	48,906,091
Banks	467,962,996	—	—	467,962,996
Biotechnology	29,152,822	—	—	29,152,822
Building Products	35,938,829	—	—	35,938,829
Capital Markets	153,445,167	—	—	153,445,167
Chemicals	48,801,917	—	—	48,801,917
Communications Equipment	38,780,264	—	—	38,780,264
Consumer Finance	15,387,388	—	—	15,387,388
Containers & Packaging	29,155,314	—	—	29,155,314
Diversified Telecommunication Services	40,451,942	—	—	40,451,942
Electrical Equipment	74,668,413	—	—	74,668,413
Food Products	33,700,760	—	—	33,700,760
Health Care Providers & Services	119,239,967	—	—	119,239,967
Hotels, Restaurants & Leisure	46,743,624	—	—	46,743,624
Household Products	24,767,803	21,590,156	—	46,357,959
Independent Power and Renewable Electricity Producers	11,449,572	—	—	11,449,572
Industrial Conglomerates	25,633,995	—	—	25,633,995
Insurance	75,530,048	—	—	75,530,048
Internet & Direct Marketing Retail	29,786,200	—	—	29,786,200
IT Services	23,365,973	—	—	23,365,973
Machinery	44,934,713	—	—	44,934,713
Media	83,137,643	—	—	83,137,643
Oil, Gas & Consumable Fuels	387,502,921	—	—	387,502,921
Pharmaceuticals	120,827,751	13,295,291	—	134,123,042
Semiconductors & Semiconductor Equipment	96,856,026	—	—	96,856,026
Software	40,019,529	—	—	40,019,529
Specialty Retail	18,216,011	—	—	18,216,011
Tobacco	84,173,043	—	—	84,173,043
Wireless Telecommunication Services	—	14,241,328	—	14,241,328
Total Common Stocks	2,275,835,356	49,126,775	—	2,324,962,131
Total Short-Term Investment*	—	93,367,099	—	93,367,099
Total Securities Lending Reinvestments*	—	109,889,003	—	109,889,003
Total Investments	$2,275,835,356	$252,382,877	$—	$2,528,218,233

Collateral for Securities Loaned (Liability)	$—	$(109,861,959)	$—	$(109,861,959)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$46,358	$—	$46,358
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,760,115)	—	(2,760,115)
Total Forward Contracts	$—	$(2,713,757)	$—	$(2,713,757)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,528,218,233
Cash	58,133
Cash denominated in foreign currencies (c)	358
Unrealized appreciation on forward foreign currency exchange contracts	46,358
Receivable for:
Fund shares sold	104,247
Dividends and interest	3,914,011
Prepaid expenses	6,622

Total Assets	2,532,347,962
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,760,115
Collateral for securities loaned	109,861,959
Payables for:
Fund shares redeemed	1,345,095
Accrued Expenses:
Management fees	1,096,221
Distribution and service fees	200,827
Deferred trustees’ fees	153,931
Other expenses	226,029

Total Liabilities	115,644,177

Net Assets	$2,416,703,785

Net Assets Consist of:
Paid in surplus	$1,814,940,029
Distributable earnings (Accumulated losses)	601,763,756

Net Assets	$2,416,703,785

Net Assets
Class A	$1,458,640,326
Class B	958,063,459
Capital Shares Outstanding*
Class A	102,886,732
Class B	67,990,152
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.18
Class B	14.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,105,203,368.
(b)	Includes securities loaned at value of $108,240,690.
(c)	Identified cost of cash denominated in foreign currencies was $354.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$64,577,075
Interest	1,295,484
Securities lending income	758,208

Total investment income	66,630,767
Expenses
Management fees	13,297,413
Administration fees	91,966
Custodian and accounting fees	146,199
Distribution and service fees—Class B	2,314,915
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	91,620
Insurance	16,491
Miscellaneous	19,980

Total expenses	16,126,759
Less management fee waiver	(597,840)
Less broker commission recapture	(13,456)

Net expenses	15,515,463

Net Investment Income	51,115,304

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	133,635,490
Foreign currency transactions	(9,988)
Forward foreign currency transactions	2,991,630

Net realized gain	136,617,132

Net change in unrealized appreciation (depreciation) on:
Investments	335,211,099
Foreign currency transactions	28,492
Forward foreign currency transactions	(2,329,087)

Net change in unrealized appreciation	332,910,504

Net realized and unrealized gain	469,527,636

Net Increase in Net Assets From Operations	$520,642,940

(a)	Net of foreign withholding taxes of $1,386,361.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$51,115,304	$46,601,084
Net realized gain	136,617,132	279,984,474
Net change in unrealized appreciation (depreciation)	332,910,504	(607,941,611)

Increase (decrease) in net assets from operations	520,642,940	(281,356,053)

From Distributions to Shareholders
Class A	(204,567,354)	(130,831,633)
Class B	(131,381,622)	(84,343,748)

Total distributions	(335,948,976)	(215,175,381)

Increase (decrease) in net assets from capital share transactions	92,762,944	(292,247,793)

Total increase (decrease) in net assets	277,456,908	(788,779,227)

Net Assets
Beginning of period	2,139,246,877	2,928,026,104

End of period	$2,416,703,785	$2,139,246,877

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	206,753	$2,732,759	188,226	$2,886,547
Reinvestments	16,222,629	204,567,354	8,446,200	130,831,633
Redemptions	(10,400,453)	(144,160,746)	(22,648,682)	(368,839,298)

Net increase (decrease)	6,028,929	$63,139,367	(14,014,256)	$(235,121,118)

Class B
Sales	1,965,615	$26,597,605	2,050,059	$31,327,110
Reinvestments	10,468,655	131,381,622	5,466,218	84,343,748
Redemptions	(9,308,436)	(128,355,650)	(10,928,252)	(172,797,533)

Net increase (decrease)	3,125,834	$29,623,577	(3,411,975)	$(57,126,675)

Increase (decrease) derived from capital shares transactions		$92,762,944		$(292,247,793)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.26	$16.38	$14.66	$13.97	$15.79

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.29	0.26	0.33	0.26
Net realized and unrealized gain (loss)	2.77	(2.05)	2.29	1.85	(1.08)

Total income (loss) from investment operations	3.08	(1.76)	2.55	2.18	(0.82)

Less Distributions
Distributions from net investment income	(0.36)	(0.14)	(0.38)	(0.40)	(0.48)
Distributions from net realized capital gains	(1.80)	(1.22)	(0.45)	(1.09)	(0.52)

Total distributions	(2.16)	(1.36)	(0.83)	(1.49)	(1.00)

Net Asset Value, End of Period	$14.18	$13.26	$16.38	$14.66	$13.97

Total Return (%) (b)	25.26	(11.91)	18.28	17.64	(5.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.59	0.58
Net ratio of expenses to average net assets (%) (c)(d)	0.56	0.56	0.55	0.57	0.56
Ratio of net investment income to average net assets (%)	2.28	1.85	1.73	2.43	1.76
Portfolio turnover rate (%)	23	19	24	16	15
Net assets, end of period (in millions)	$1,458.6	$1,284.2	$1,815.9	$1,401.0	$1,390.6

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$13.18	$16.29	$14.58	$13.90	$15.72

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.25	0.22	0.29	0.23
Net realized and unrealized gain (loss)	2.75	(2.04)	2.29	1.84	(1.08)

Total income (loss) from investment operations	3.03	(1.79)	2.51	2.13	(0.85)

Less Distributions
Distributions from net investment income	(0.32)	(0.10)	(0.35)	(0.36)	(0.45)
Distributions from net realized capital gains	(1.80)	(1.22)	(0.45)	(1.09)	(0.52)

Total distributions	(2.12)	(1.32)	(0.80)	(1.45)	(0.97)

Net Asset Value, End of Period	$14.09	$13.18	$16.29	$14.58	$13.90

Total Return (%) (b)	24.95	(12.15)	18.02	17.30	(5.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.84	0.83
Net ratio of expenses to average net assets (%) (c)(d)	0.81	0.81	0.80	0.82	0.81
Ratio of net investment income to average net assets (%)	2.03	1.61	1.48	2.18	1.51
Portfolio turnover rate (%)	23	19	24	16	15
Net assets, end of period (in millions)	$958.1	$855.1	$1,112.2	$1,076.8	$1,028.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2019, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $93,367,099. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,885,376. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$46,358	Unrealized depreciation on forward foreign currency exchange contracts	$2,760,115

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$12,599	$—	$—	$12,599
Goldman Sachs International	13,404	(13,404)	—	—
Royal Bank of Canada	20,355	(20,355)	—	—

	$46,358	$(33,759)	$—	$12,599

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$636,217	$—	$—	$636,217
Goldman Sachs International	897,886	(13,404)	—	884,482
Royal Bank of Canada	1,226,012	(20,355)	—	1,205,657

	$2,760,115	$(33,759)	$—	$2,726,356

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,991,630

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(2,329,087)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$193,884,820

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$516,620,318	$0	$664,096,906

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$13,297,413	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $421,203 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $176,637 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2019, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$32,189

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,113,797,858

Gross unrealized appreciation	513,332,624
Gross unrealized depreciation	(98,912,249)

Net unrealized appreciation (depreciation)	$414,420,375

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$63,978,549	$20,304,711	$271,970,427	$194,870,670	$335,948,976	$215,175,381

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$51,498,730	$135,981,235	$414,437,722	$—	$601,917,687

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders of and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Invesco Global Equity Portfolio returned 31.91%, 31.57%, and 31.71%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 26.60%.

MARKET ENVIRONMENT / CONDITIONS

The market resumed a strong upward trajectory in the fourth quarter of 2019, after stumbling through much of the third quarter, capping a strong year of returns for equities. However, 2019 was a year of steady (if unspectacular), economic growth, low inflation, and very low interest rates. For much of the year, interest rates in several the developed economies hovered near or below zero. Those conditions combined were supportive of equity valuations, countering a more modest economic growth backdrop.

Trade friction was a constant in the business news of 2019. As we have noted for the last several years, we believed that trade wars have no ultimate winners, and it was perhaps no surprise then, that the market began to lift in the latter part of 2019 after it became clearer that the framework for a resolution to the U.S. - China trade dispute was emerging. Also, the emergence of that trade friction may have caused companies to build some excess inventory heading into 2019. That may have, in part, been the cause of some of the industrial production weakness of the last year, and the market downdraft of late 2018 may have been pricing that in. As is often the case, the market tends to do well when the economy is weak and central banks are easing.

For the reporting period all 11 sectors within the benchmark posted strong positive returns, the laggard being Energy, which returned a mere 13.82% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The relative performance of this past year occurred across a broad swath of the Portfolio. On a relative basis, the Portfolio outperformed 9 of the 11 sectors. Stock selection was largely the underlying driver of the results, although our sector underweights drove much of our good relative performance in the Consumer Staples, Energy, Materials, and Utilities sectors.

The top three positive contributors to performance last year were LVMH Moet Hennessy Louis Vuitton SE (France), Airbus SE (Netherlands), and Alphabet, Inc.

LVMH Moet Hennessy Louis Vuitton SE had another strong year. Late in the year the company announced that it would acquire Tiffany & Co, another of the Portfolio’s holdings. We believed that deal was a natural one. LVMH is the leading luxury company in the world, and the acquisition of Tiffany vaults them to the number one position in luxury jewelry. Also, Tiffany has been in turnaround mode the last several years, and we believed that the LVMH combination may accelerate that.

Airbus SE is the chief competitor of Boeing in the global market for civil aviation. Boeing had a year of woe due to the safety concerns regarding its 737-Max aircraft. Airbus is operating well as business and has an enviable safety profile.

Alphabet, Inc. was the largest holding over the period and has been for some time. The company has been a major beneficiary of the growth in digital advertising, at the expense of traditional media, such as radio, linear TV, and print media. In addition, we believed that YouTube, Maps, Android, AI and other services will be monetized more deeply in the future. Waymo, the autonomous driving platform is a large option embedded in the business, that holds promise, in our opinion.

The top three negative contributors to performance last year were Baidu, Inc. (Cayman Islands), Farfetch, Ltd. (United Kingdom), and Bayerische Motoren Werke Akitiengesellschaft (Germany).

Baidu, Inc. is the leader in Chinese internet search. However, for a variety of reasons Baidu has not achieved the dominance of Google across much of the rest of the world. In addition, its management have lacked transparency and accountability. Following an inexplicably weak earnings announcement during the year we lost all confidence the company could fulfill our expectations, and we eliminated it from the Portfolio.

Farfetch, Ltd., a United Kingdom based online luxury goods business, was disappointing over the period. It has been challenged by heavy discounting in the brick and mortar retail business. We continued to hold it, with the view that the management team have a good handle on the issue.

Bayerische Motoren Werke Akitiengesellschaft, also known as the German car company BMW, like many other car makers in around the world, has been challenged by weakness in new car demand. We reduced the Portfolio’s position in the company during the year, though it remained a minor holding.

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and an advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we think and behave with a long-term focus.

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	31.91	10.48	10.76
Class B	31.57	10.21	10.49
Class E	31.71	10.32	10.60
MSCI ACWI (All Country World Index)	26.60	8.41	8.79

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	7.3
LVMH Moet Hennessy Louis Vuitton SE	4.3
Airbus SE	4.1
S&P Global, Inc.	3.7
Adobe, Inc.	3.6
Facebook, Inc. - Class A	3.5
Intuit, Inc.	3.2
SAP SE	2.9
Anthem, Inc.	2.8
Kering S.A.	2.7

Top Countries

% of Net Assets
United States	49.4
Japan	14.4
France	12.0
Germany	6.0
India	4.5
United Kingdom	3.4
Sweden	2.4
China	1.9
Spain	1.8
Switzerland	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.58%	$1,000.00	$1,085.80	$3.05
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.82%	$1,000.00	$1,084.40	$4.31
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,084.70	$3.78
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Brazil—0.6%
StoneCo, Ltd. - Class A (a) (b)	195,912	$7,814,930

China—1.9%
JD.com, Inc. (ADR) (a)	743,483	26,192,906

France—12.0%
Airbus SE	379,147	55,627,575
Kering S.A.	55,264	36,406,344
LVMH Moet Hennessy Louis Vuitton SE	126,032	58,697,020
Societe Generale S.A.	329,459	11,511,534

		162,242,473

Germany—5.7%
Allianz SE	109,758	26,913,844
Bayer AG	135,312	11,060,401
SAP SE	290,763	39,186,074

		77,160,319

India—4.5%
DLF, Ltd.	10,786,455	34,822,892
ICICI Bank, Ltd. (ADR) (b)	1,772,376	26,745,154

		61,568,046

Italy—0.2%
Brunello Cucinelli S.p.A.	93,171	3,300,057

Japan—14.4%
Capcom Co., Ltd.	344,300	9,562,614
FANUC Corp.	72,100	13,316,019
Keyence Corp.	79,000	27,962,302
Minebea Mitsumi, Inc.	289,600	5,976,345
Murata Manufacturing Co., Ltd.	521,800	32,260,272
Nidec Corp.	230,200	31,446,269
Nintendo Co., Ltd.	34,500	13,925,796
Omron Corp.	270,800	15,775,916
Takeda Pharmaceutical Co., Ltd.	318,081	12,601,687
TDK Corp.	281,600	31,650,109

		194,477,329

Netherlands—0.7%
uniQure NV (a)	125,027	8,959,435

Spain—1.8%
Industria de Diseno Textil S.A.	669,285	23,708,047

Sweden—2.4%
Assa Abloy AB - Class B	771,447	18,027,057
Atlas Copco AB - A Shares	375,234	14,957,795

		32,984,852

Switzerland—1.4%
Credit Suisse Group AG (a)	1,256,539	17,052,440
UBS Group AG (a)	201,074	2,537,726

		19,590,166

United Kingdom—3.4%
Farfetch, Ltd. - Class A (a) (b)	378,692	3,919,462
Prudential plc	1,029,861	19,816,003
Unilever plc	379,197	21,708,748

		45,444,213

United States—49.4%
3M Co.	22,442	3,959,218
ACADIA Pharmaceuticals, Inc. (a) (b)	73,127	3,128,373
Adobe, Inc. (a)	147,696	48,711,618
Agilent Technologies, Inc.	223,752	19,088,283
Alphabet, Inc. - Class A (a)	74,115	99,268,890
Amazon.com, Inc. (a)	6,422	11,866,828
Anthem, Inc.	125,328	37,852,816
Avantor, Inc. (a)	454,685	8,252,533
Blueprint Medicines Corp. (a) (b)	97,916	7,844,051
Centene Corp. (a) (b)	204,402	12,850,754
Citigroup, Inc.	444,610	35,519,893
Colgate-Palmolive Co.	292,859	20,160,414
Electronic Arts, Inc. (a)	95,532	10,270,645
Equifax, Inc. (b)	129,488	18,143,859
Facebook, Inc. - Class A (a)	230,638	47,338,449
Fidelity National Information Services, Inc.	56,780	7,897,530
GlycoMimetics, Inc. (a)	308,344	1,631,140
Goldman Sachs Group, Inc. (The) (b)	16,886	3,882,598
Incyte Corp. (a)	112,526	9,825,770
International Game Technology plc (b)	410,110	6,139,347
Intuit, Inc.	166,895	43,714,807
Ionis Pharmaceuticals, Inc. (a)	150,286	9,078,777
MacroGenics, Inc. (a) (b)	289,452	3,149,238
Maxim Integrated Products, Inc.	502,250	30,893,397
Microsoft Corp.	69,303	10,929,083
PayPal Holdings, Inc. (a)	243,478	26,337,015
Phathom Pharmaceuticals, Inc. (a)	137,192	4,272,159
S&P Global, Inc.	183,132	50,004,193
Sage Therapeutics, Inc. (a) (b)	84,548	6,103,520
Sarepta Therapeutics, Inc. (a) (b)	63,426	8,184,491
United Parcel Service, Inc. - Class B	152,216	17,818,405
Veracyte, Inc. (a) (b)	158,410	4,422,807
Walt Disney Co. (The) (b)	174,427	25,227,377
Zimmer Biomet Holdings, Inc.	105,393	15,775,224

		669,543,502

Total Common Stocks (Cost $814,855,345)		1,332,986,275

Preferred Stock—0.3%

Germany—0.3%
Bayerische Motoren Werke (BMW) AG (Cost $5,991,027)	73,024	4,509,044

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—1.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $15,403,859; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $15,713,400.	15,403,345	$15,403,345

Total Short-Term Investments (Cost $15,403,345)		15,403,345

Securities Lending Reinvestments (c)—3.5%

Certificates of Deposit—0.6%
Bank of Montreal (Chicago) 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	999,997
Canadian Imperial Bank of Commerce
1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	999,186	1,000,210
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	2,000,000	2,002,408
China Construction Bank Corp. 2.300%, 01/23/20	1,000,000	1,000,181
KBC Bank NV Zero Coupon, 02/28/20	993,455	997,230
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	2,000,000	1,999,994

		8,000,020

Commercial Paper—0.5%
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	3,000,000	3,000,000
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	1,000,000	1,000,000

		6,998,854

Repurchase Agreements—2.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,206,103; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $4,000,351; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $4,080,358.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $3,005,513; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $900,085; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $800,122; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $816,006.	800,000	800,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $400,061; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,600,397; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $2,652,009.	2,600,000	2,600,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,865,693; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,922,759.	2,865,450	2,865,450
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $3,751,269; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $4,069,344.	3,750,000	3,750,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,096,985; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,315,636.	2,096,788	2,096,788
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $3,001,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $3,313,119.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,400,468; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,546,122.	1,400,000	$1,400,000

		28,012,238

Time Deposit—0.1%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Mutual Fund—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $46,007,485)		46,011,112

Total Investments—103.3% (Cost $882,257,202)		1,398,909,776
Other assets and liabilities (net)—(3.3)%		(44,735,389)

Net Assets—100.0%		$1,354,174,387

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $45,181,254 and the collateral received consisted of cash in the amount of $45,998,026. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Interactive Media & Services	10.8
Software	10.5
Electronic Equipment, Instruments & Components	7.9
Textiles, Apparel & Luxury Goods	7.3
Banks	5.4
Capital Markets	5.4
Biotechnology	4.6
Entertainment	4.4
Aerospace & Defense	4.1
Health Care Providers & Services	3.7

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,814,930	$—	$—	$7,814,930
China	26,192,906	—	—	26,192,906
France	—	162,242,473	—	162,242,473
Germany	—	77,160,319	—	77,160,319
India	26,745,154	34,822,892	—	61,568,046
Italy	—	3,300,057	—	3,300,057
Japan	—	194,477,329	—	194,477,329
Netherlands	8,959,435	—	—	8,959,435
Spain	—	23,708,047	—	23,708,047
Sweden	—	32,984,852	—	32,984,852
Switzerland	—	19,590,166	—	19,590,166
United Kingdom	3,919,462	41,524,751	—	45,444,213
United States	669,543,502	—	—	669,543,502
Total Common Stocks	743,175,389	589,810,886	—	1,332,986,275
Total Preferred Stock*	—	4,509,044	—	4,509,044
Total Short-Term Investment*	—	15,403,345	—	15,403,345
Securities Lending Reinvestments
Certificates of Deposit	—	8,000,020	—	8,000,020
Commercial Paper	—	6,998,854	—	6,998,854
Repurchase Agreements	—	28,012,238	—	28,012,238
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	44,011,112	—	46,011,112
Total Investments	$745,175,389	$653,734,387	$—	$1,398,909,776

Collateral for Securities Loaned (Liability)	$—	$(45,998,026)	$—	$(45,998,026)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,398,909,776
Receivable for:
Investments sold	2,278,834
Fund shares sold	274,642
Dividends and interest	990,042
Prepaid expenses	3,731

Total Assets	1,402,457,025
Liabilities
Cash due to bank denominated in foreign currencies (d)	55
Collateral for securities loaned	45,998,026
Payables for:
Fund shares redeemed	895,152
Foreign taxes	247,469
Accrued Expenses:
Management fees	619,973
Distribution and service fees	79,704
Deferred trustees’ fees	171,157
Other expenses	271,102

Total Liabilities	48,282,638

Net Assets	$1,354,174,387

Net Assets Consist of:
Paid in surplus	$825,683,846
Distributable earnings (Accumulated losses) (c)	528,490,541

Net Assets	$1,354,174,387

Net Assets
Class A	$970,201,650
Class B	363,119,434
Class E	20,853,303
Capital Shares Outstanding*
Class A	41,676,609
Class B	15,699,412
Class E	899,715
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.28
Class B	23.13
Class E	23.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $882,257,202.
(b)	Includes securities loaned at value of $45,181,254.
(c)	Includes foreign capital gains tax of $247,469.
(d)	Identified cost of cash due to bank denominated in foreign currencies was $55.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$18,951,546
Interest	172,491
Securities lending income	418,581

Total investment income	19,542,618
Expenses
Management fees	8,636,823
Administration fees	58,043
Custodian and accounting fees	169,443
Distribution and service fees—Class B	883,347
Distribution and service fees—Class E	30,812
Audit and tax services	54,478
Legal	44,160
Trustees’ fees and expenses	60,868
Shareholder reporting	109,379
Insurance	9,126
Miscellaneous	24,472

Total expenses	10,080,951
Less management fee waiver	(1,538,051)

Net expenses	8,542,900

Net Investment Income	10,999,718

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	4,451,743
Foreign currency transactions	(37,518)

Net realized gain	4,414,225

Net change in unrealized appreciation on:
Investments (b)	340,679,964
Foreign currency transactions	17,667

Net change in unrealized appreciation	340,697,631

Net realized and unrealized gain	345,111,856

Net Increase in Net Assets From Operations	$356,111,574

(a)	Net of foreign withholding taxes of $1,509,447.
(b)	Includes change in foreign capital gains tax of $(200,813).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,999,718	$14,795,971
Net realized gain	4,414,225	166,183,104
Net change in unrealized appreciation (depreciation)	340,697,631	(352,346,354)

Increase (decrease) in net assets from operations	356,111,574	(171,367,279)

From Distributions to Shareholders
Class A	(126,014,794)	(106,029,035)
Class B	(47,471,485)	(40,288,050)
Class E	(2,771,410)	(2,303,467)

Total distributions	(176,257,689)	(148,620,552)

Increase in net assets from capital share transactions	2,536,483	7,574,238

Total increase (decrease) in net assets	182,390,368	(312,413,593)

Net Assets
Beginning of period	1,171,784,019	1,484,197,612

End of period	$1,354,174,387	$1,171,784,019

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	437,713	$9,739,122	719,181	$17,831,798
Reinvestments	6,120,194	126,014,794	4,280,543	106,029,035
Redemptions	(5,678,788)	(128,465,281)	(4,485,750)	(115,090,925)

Net increase	879,119	$7,288,635	513,974	$8,769,908

Class B
Sales	664,839	$14,734,776	1,462,452	$36,261,364
Reinvestments	2,317,944	47,471,485	1,633,741	40,288,050
Redemptions	(2,998,482)	(66,919,404)	(3,043,087)	(76,608,138)

Net increase (decrease)	(15,699)	$(4,713,143)	53,106	$(58,724)

Class E
Sales	54,709	$1,221,283	55,161	$1,399,514
Reinvestments	135,125	2,771,410	93,296	2,303,467
Redemptions	(180,675)	(4,031,702)	(189,061)	(4,839,927)

Net increase (decrease)	9,159	$(39,009)	(40,604)	$(1,136,946)

Increase derived from capital shares transactions		$2,536,483		$7,574,238

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.45	$26.14	$19.28	$20.49	$20.34

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.28	0.21	0.23 (b)	0.24
Net realized and unrealized gain (loss)	5.90	(3.18)	6.91	(0.24)	0.64

Total income (loss) from investment operations	6.10	(2.90)	7.12	(0.01)	0.88

Less Distributions
Distributions from net investment income	(0.26)	(0.33)	(0.26)	(0.23)	(0.26)
Distributions from net realized capital gains	(3.01)	(2.46)	0.00	(0.97)	(0.47)

Total distributions	(3.27)	(2.79)	(0.26)	(1.20)	(0.73)

Net Asset Value, End of Period	$23.28	$20.45	$26.14	$19.28	$20.49

Total Return (%) (c)	31.91	(12.96)	37.12	0.46	4.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.71	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (d)(e)	0.59	0.61	0.60	0.63	0.65
Ratio of net investment income to average net assets (%)	0.91	1.12	0.90	1.23 (b)	1.14
Portfolio turnover rate (%)	8	17	9	19	19
Net assets, end of period (in millions)	$970.2	$834.2	$1,052.8	$925.5	$864.8

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.33	$25.99	$19.18	$20.38	$20.23

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.22	0.15	0.19 (b)	0.19
Net realized and unrealized gain (loss)	5.85	(3.16)	6.86	(0.24)	0.63

Total income (loss) from investment operations	6.00	(2.94)	7.01	(0.05)	0.82

Less Distributions
Distributions from net investment income	(0.19)	(0.26)	(0.20)	(0.18)	(0.20)
Distributions from net realized capital gains	(3.01)	(2.46)	0.00	(0.97)	(0.47)

Total distributions	(3.20)	(2.72)	(0.20)	(1.15)	(0.67)

Net Asset Value, End of Period	$23.13	$20.33	$25.99	$19.18	$20.38

Total Return (%) (c)	31.57	(13.14)	36.73	0.20	3.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (d)(e)	0.84	0.86	0.85	0.88	0.90
Ratio of net investment income to average net assets (%)	0.67	0.87	0.65	1.01 (b)	0.90
Portfolio turnover rate (%)	8	17	9	19	19
Net assets, end of period (in millions)	$363.1	$319.4	$407.1	$354.0	$388.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.37	$26.04	$19.21	$20.41	$20.26

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.24	0.17	0.21 (b)	0.21
Net realized and unrealized gain (loss)	5.87	(3.17)	6.89	(0.24)	0.63

Total income (loss) from investment operations	6.04	(2.93)	7.06	(0.03)	0.84

Less Distributions
Distributions from net investment income	(0.22)	(0.28)	(0.23)	(0.20)	(0.22)
Distributions from net realized capital gains	(3.01)	(2.46)	0.00	(0.97)	(0.47)

Total distributions	(3.23)	(2.74)	(0.23)	(1.17)	(0.69)

Net Asset Value, End of Period	$23.18	$20.37	$26.04	$19.21	$20.41

Total Return (%) (c)	31.71	(13.07)	36.90	0.31	3.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.86	0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (d)(e)	0.74	0.76	0.75	0.78	0.80
Ratio of net investment income to average net assets (%)	0.77	0.97	0.75	1.12 (b)	1.01
Portfolio turnover rate (%)	8	17	9	19	19
Net assets, end of period (in millions)	$20.9	$18.1	$24.2	$20.6	$25.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2019 (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2019, the Portfolio had a payment of $55 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2019. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2019. The Portfolio’s average overdraft advances during the year ended December 31, 2019 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $15,403,345. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $28,012,238. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$106,353,403	$0	$270,844,056

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $28,812 in purchases of investments which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,636,823	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $350 million
0.110%	$350 million to $500 million
0.100%	$500 million to $600 million
0.110%	$600 million to $750 million
0.100%	$750 million to $800 billion
0.130%	Over $800 billion

An identical agreement was in place for the period January 1, 2019 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $1,483,365 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $54,686 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$883,911,099

Gross unrealized appreciation	537,725,058
Gross unrealized depreciation	(22,973,851)

Net unrealized appreciation (depreciation)	$514,751,208

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$14,732,606	$16,484,409	$161,525,083	$132,136,143	$176,257,689	$148,620,552

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,793,417	$3,106,226	$514,762,053	$—	$528,661,696

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Global Equity Portfolio (formerly known as Oppenheimer Global Equity Portfolio), one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Global Equity Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTI-22

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such,

BHFTI-23

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Invesco Global Equity Portfolio (formerly, Oppenheimer Global Equity Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted the acquisition by Invesco Ltd. of OppenheimerFunds, Inc. on May 24, 2019 and that there were no changes to the Portfolio’s portfolio managers, investment objective or principal investment strategies and risks in connection with the acquisition.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Sub-advised Expense Universe median, and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 24.64%, 24.41%, and 24.45%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 28.48%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential U.S.-China trade deal and indication that the U.S. Federal Reserve (the “Fed”) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data was mixed, and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the U.S. stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the U.S. and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The U.S.-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019. This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The U.S. Treasury yield curve inverted several times (meaning, the short-term interest rates became higher than the longer-term rates signaling a potential economic slowdown), increasing fears of a possible U.S. recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as U.S. Treasuries and gold. However, the Fed’s accommodative tone provided some support for equities and higher yielding bonds.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit (U.K.’s withdrawal from the European Union) agreement until January 2020, optimism that phase one of a U.S.-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The U.S. economy grew better than expected, at 2.1% during the third quarter of 2019. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak. Investors were also encouraged by a resilient U.S. economy and corporate earnings, putting the U.S. equity market on track for its largest annual rise since 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Despite strong absolute performance in 2019, the Portfolio underperformed the Russell 2000 Growth Index. The leading detractor was stock selection and an underweight exposure in Health Care. Within the Health Care sector, biotechnology represents a structural underweight to manage the risk of binary events related to drug trials. Key relative contributors included stock selection in Industrials and Financials, as well as stock selection and an overweight exposure in Information Technology (“IT”).

Vocera Communications was the leading individual detractor due to a temporary delay in customer orders following a surprise new product limited roll-out as customers preferred to wait for their new SmartBadge to come to market. The U.S. Federal Government shutdown at the beginning of the year, the longest in history, also caused temporary disruption given the company’s exposure to Department of Defense and Veterans Affairs hospitals.

Education technology company 2U partners with colleges and universities to offer online degree programs. The company struggled for several reasons, including higher student selectivity among its partner schools, lower application submissions and a delay in the rollout of a major Masters of Business Administration program launch.

Fair Isaac was the leading contributor to Portfolio performance on an absolute and relative basis. Shares of Fair Isaac rose following their announcement of pricing increases for a set of FICO score products. The company also suggested potential for more pricing optimization on additional products in 2020 and beyond.

Massachusetts-based biotechnology company Repligen experienced stronger-than-expected broad-based organic growth and favorable reaction to the announced acquisition of C Technologies (not a Portfolio holding), which expands its direct portfolio of products and adds analytical systems to measure protein concentration in the manufacturing process.

During the period, the Portfolio saw increased exposure in the Industrials, Health Care and Communication Services sectors. In contrast, Portfolio exposure decreased the most in the Energy, Financials and Materials sectors. At the close of the period, the Portfolio’s largest overweight exposures relative to the Russell 2000 Growth Index were in the IT, Health Care and Industrials sectors while the largest underweight exposures were in the Financials, Energy and Consumer Staples sectors.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

All positioning changes were based on our bottom-up stock selection process. Portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure within modest over- and underweights. Our long-term investment horizon leads to relatively low turnover.

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	24.64	9.48	13.52
Class B	24.41	9.21	13.24
Class E	24.45	9.30	13.35
Russell 2000 Growth Index	28.48	9.34	13.01

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Q2 Holdings, Inc.	1.6
TransDigm Group, Inc.	1.5
Chemed Corp.	1.5
Repligen Corp.	1.4
Catalent, Inc.	1.4
Bio-Techne Corp.	1.4
DexCom, Inc.	1.3
Neurocrine Biosciences, Inc.	1.2
Silicon Laboratories, Inc.	1.2
LPL Financial Holdings, Inc.	1.2

Top Sectors

% of Net Assets
Health Care	26.7
Information Technology	24.7
Industrials	17.0
Consumer Discretionary	12.6
Financials	7.9
Communication Services	2.9
Materials	2.8
Consumer Staples	1.8
Real Estate	1.2
Energy	0.8

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.79%	$1,000.00	$1,037.20	$4.06
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B (a)	Actual	1.04%	$1,000.00	$1,036.00	$5.34
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

Class E (a)	Actual	0.94%	$1,000.00	$1,035.70	$4.82
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
Aerojet Rocketdyne Holdings, Inc. (a)	162,120	$7,402,399
BWX Technologies, Inc. (b)	159,544	9,904,491
Cubic Corp. (b)	106,017	6,739,501
TransDigm Group, Inc. (b)	28,096	15,733,760

		39,780,151

Auto Components—1.3%
Fox Factory Holding Corp. (a) (b)	113,733	7,912,405
Visteon Corp. (a) (b)	63,426	5,492,057

		13,404,462

Banks—1.4%
Cullen/Frost Bankers, Inc. (b)	89,684	8,769,302
Sterling Bancorp	289,243	6,097,242

		14,866,544

Beverages—1.0%
Boston Beer Co., Inc. (The) - Class A (a) (b)	28,343	10,709,403

Biotechnology—6.7%
Agios Pharmaceuticals, Inc. (a) (b)	187,758	8,965,444
Amicus Therapeutics, Inc. (a)	826,222	8,047,402
Halozyme Therapeutics, Inc. (a) (b)	637,524	11,303,301
Natera, Inc. (a)	314,999	10,612,316
Neurocrine Biosciences, Inc. (a) (b)	122,907	13,211,273
Sage Therapeutics, Inc. (a) (b)	108,414	7,826,407
Sarepta Therapeutics, Inc. (a) (b)	91,038	11,747,544

		71,713,687

Building Products—0.7%
Armstrong World Industries, Inc.	78,269	7,354,938

Capital Markets—3.9%
Cboe Global Markets, Inc.	70,681	8,481,720
LPL Financial Holdings, Inc.	139,434	12,862,786
MarketAxess Holdings, Inc.	32,787	12,429,880
Morningstar, Inc.	52,870	7,999,760

		41,774,146

Chemicals—0.8%
Ingevity Corp. (a)	102,835	8,985,722

Commercial Services & Supplies—4.1%
Brink’s Co. (The)	131,624	11,935,664
Clean Harbors, Inc. (a)	110,625	9,486,094
IAA, Inc. (a)	167,928	7,902,692
KAR Auction Services, Inc. (b)	295,012	6,428,311
MSA Safety, Inc. (b)	68,035	8,596,903

		44,349,664

Construction Materials—1.1%
Martin Marietta Materials, Inc.	42,776	11,961,881

Containers & Packaging—0.8%
Berry Global Group, Inc. (a)	179,391	8,519,279

Distributors—0.9%
Pool Corp.	47,747	10,140,508

Diversified Consumer Services—1.2%
Adtalem Global Education, Inc. (a)	165,845	5,799,600
Strategic Education, Inc.	44,928	7,139,059

		12,938,659

Diversified Telecommunication Services—1.5%
Cogent Communications Holdings, Inc. (b)	125,632	8,267,842
Iridium Communications, Inc. (a)	335,516	8,267,114

		16,534,956

Electrical Equipment—0.8%
Generac Holdings, Inc. (a)	80,271	8,074,460

Electronic Equipment, Instruments & Components—4.5%
Fabrinet (a) (b)	134,969	8,751,390
II-VI, Inc. (a)	178,060	5,995,280
Littelfuse, Inc.	50,570	9,674,041
OSI Systems, Inc. (a)	71,391	7,191,929
Trimble, Inc. (a)	218,448	9,107,097
Zebra Technologies Corp. - Class A (a)	31,315	7,999,104

		48,718,841

Entertainment—1.3%
IMAX Corp. (a)	181,725	3,712,642
Take-Two Interactive Software, Inc. (a)	87,587	10,723,276

		14,435,918

Equity Real Estate Investment Trusts—1.2%
CoreSite Realty Corp. (b)	114,718	12,862,182

Food Products—0.8%
Lancaster Colony Corp. (b)	52,151	8,349,375

Health Care Equipment & Supplies—7.3%
Avanos Medical, Inc. (a)	183,377	6,179,805
DexCom, Inc. (a)	62,795	13,735,778
Glaukos Corp. (a) (b)	101,070	5,505,283
Haemonetics Corp. (a)	57,772	6,638,003
Hill-Rom Holdings, Inc.	93,811	10,650,363
Integer Holdings Corp. (a)	92,701	7,455,941
Masimo Corp. (a)	62,896	9,941,342
Nevro Corp. (a)	75,532	8,878,031
Penumbra, Inc. (a) (b)	55,254	9,076,575
Tandem Diabetes Care, Inc. (a)	10,054	599,319

		78,660,440

Health Care Providers & Services—3.9%
BioTelemetry, Inc. (a) (b)	144,238	6,678,219
Chemed Corp.	35,711	15,686,414

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Encompass Health Corp.	149,947	$10,386,829
HealthEquity, Inc. (a) (b)	115,206	8,533,308

		41,284,770

Health Care Technology—0.7%
HMS Holdings Corp. (a) (b)	241,083	7,136,057

Hotels, Restaurants & Leisure—4.4%
Dunkin’ Brands Group, Inc. (b)	106,147	8,018,345
Jack in the Box, Inc.	64,001	4,993,998
Penn National Gaming, Inc. (a) (b)	391,302	10,001,679
Texas Roadhouse, Inc.	159,976	9,009,848
Wendy’s Co. (The) (b)	372,392	8,270,826
Wingstop, Inc.	84,884	7,319,547

		47,614,243

Insurance—2.6%
eHealth, Inc. (a) (b)	101,065	9,710,325
Hanover Insurance Group, Inc. (The)	77,894	10,645,773
RLI Corp.	87,381	7,866,038

		28,222,136

IT Services—2.4%
Black Knight, Inc. (a)	88,966	5,736,528
Booz Allen Hamilton Holding Corp.	107,505	7,646,831
KBR, Inc.	398,531	12,155,195

		25,538,554

Leisure Products—0.8%
Brunswick Corp.	134,565	8,071,209

Life Sciences Tools & Services—4.8%
Bio-Techne Corp.	66,466	14,589,952
PRA Health Sciences, Inc. (a)	78,304	8,703,489
Repligen Corp. (a)	165,945	15,349,912
Syneos Health, Inc. (a) (b)	213,452	12,695,058

		51,338,411

Machinery—5.5%
Crane Co.	95,910	8,284,706
Hillenbrand, Inc.	170,881	5,692,046
ITT, Inc.	172,557	12,753,688
John Bean Technologies Corp. (b)	85,628	9,646,850
Kennametal, Inc.	174,000	6,418,860
Timken Co. (The)	152,312	8,576,689
Welbilt, Inc. (a)	478,952	7,476,441

		58,849,280

Multiline Retail—0.6%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	99,045	6,468,629

Oil, Gas & Consumable Fuels—0.8%
Parsley Energy, Inc. - Class A	465,110	8,795,230

Pharmaceuticals—3.4%
Aerie Pharmaceuticals, Inc. (a) (b)	149,615	3,616,195
Catalent, Inc. (a)	262,587	14,783,648
GW Pharmaceuticals plc (ADR) (a) (b)	69,458	7,262,528
Horizon Therapeutics plc (a)	290,198	10,505,168

		36,167,539

Professional Services—0.8%
CoStar Group, Inc. (a)	13,586	8,128,504

Road & Rail—1.5%
Knight-Swift Transportation Holdings, Inc. (b)	205,295	7,357,773
Old Dominion Freight Line, Inc.	44,478	8,441,035

		15,798,808

Semiconductors & Semiconductor Equipment—5.7%
Lattice Semiconductor Corp. (a)	448,362	8,581,649
MKS Instruments, Inc.	77,324	8,506,413
Monolithic Power Systems, Inc.	62,191	11,071,242
Power Integrations, Inc.	90,384	8,939,882
Semtech Corp. (a)	212,048	11,217,339
Silicon Laboratories, Inc. (a)	111,532	12,935,481

		61,252,006

Software—12.1%
Anaplan, Inc. (a)	170,495	8,933,938
Aspen Technology, Inc. (a)	99,600	12,044,628
Blackline, Inc. (a) (b)	196,767	10,145,307
Fair Isaac Corp. (a)	26,478	9,920,777
Guidewire Software, Inc. (a)	91,750	10,071,398
HubSpot, Inc. (a)	49,500	7,845,750
LivePerson, Inc. (a)	200,429	7,415,873
Pegasystems, Inc. (b)	160,085	12,750,770
Q2 Holdings, Inc. (a) (b)	215,740	17,492,199
Qualys, Inc. (a) (b)	99,628	8,305,986
RealPage, Inc. (a) (b)	190,796	10,255,285
SailPoint Technologies Holding, Inc. (a) (b)	315,594	7,448,018
Zendesk, Inc. (a)	94,814	7,265,597

		129,895,526

Specialty Retail—2.1%
Five Below, Inc. (a)	75,278	9,625,045
Floor & Decor Holdings, Inc. - Class A (a)	168,964	8,585,061
Urban Outfitters, Inc. (a) (b)	173,028	4,804,987

		23,015,093

Textiles, Apparel & Luxury Goods—1.3%
G-III Apparel Group, Ltd. (a)	168,075	5,630,512
Steven Madden, Ltd.	188,089	8,089,708

		13,720,220

Total Common Stocks (Cost $744,037,428)		1,055,431,431

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—1.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $19,747,483; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $20,143,431.	19,746,825	$19,746,825

Total Short-Term Investments (Cost $19,746,825)		19,746,825

Securities Lending Reinvestments (c)—24.4%

Certificates of Deposit—9.0%
Agricultural Bank of China 2.250%, 01/24/20	4,000,000	4,000,004
2.250%, 02/10/20	1,000,000	999,993
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	4,000,000	3,999,412
Bank of Montreal (Chicago) 1.790%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	3,000,000	2,999,991
1.950%, SOFR + 0.410%, 10/02/20 (d)	2,000,000	1,999,998
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	5,000,000	4,999,555
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,064
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	2,000,000	2,002,408
Chiba Bank, Ltd. 2.000%, 01/15/20	1,000,000	1,000,011
China Construction Bank Corp. 2.350%, 01/02/20	4,000,000	4,000,092
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	4,000,000	4,000,120
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	4,000,000	4,000,224
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	999,997
Credit Industriel et Commercial Zero Coupon, 05/07/20	4,952,181	4,966,400
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	1,000,000	999,997
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (d)	3,000,000	3,001,527
2.020%, SOFR + 0.480%, 10/06/20 (d)	7,000,000	7,004,858
DZ Bank AG Zero Coupon, 01/21/20	3,580,818	3,596,364
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	3,000,000	2,999,952
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	2,000,000	1,999,900
Norinchukin Bank, New York 2.200%, 01/16/20	2,018,462	2,000,404
Royal Bank of Canada New York 1.830%, SOFR + 0.290%, 07/16/20 (d)	3,000,000	2,999,175

Certificates of Deposit—(Continued)
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	2,000,000	1,999,992
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	5,000,000	4,999,985
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (d)	5,000,000	5,000,220
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (d)	3,000,000	3,000,057
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	1,978,128	1,995,160
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	2,000,000	2,000,252
Toronto-Dominion Bank 1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	1,500,000	1,499,379
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	6,000,000	5,999,984

		96,067,491

Commercial Paper—2.3%
Agricultural Bank of China 2.360%, 01/03/20	993,969	999,823
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
Landesbank Baden-Württemberg 1.950%, 01/02/20	2,998,538	2,999,721
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (d)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	5,000,000	5,000,285
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	4,000,000	3,999,948
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	5,000,000	5,000,000

		24,991,811

Repurchase Agreements—10.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $4,321,868; collateralized by various Common Stock with an aggregate market value of $4,730,000.	4,300,000	4,300,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $3,450,303; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $3,519,309.	3,450,000	3,450,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $2,010,989; collateralized by various Common Stock with an aggregate market value of $2,200,263.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $10,000,944; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $10,200,004.	10,000,000	$10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,900,596; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $3,978,032.	3,900,000	3,900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,200,336; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $2,244,002.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,000,764; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $5,100,017.	5,000,000	5,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $11,880,022; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $12,116,592.	11,879,012	11,879,012
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $5,052,540; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $5,303,118.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $10,000,944; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $11,102,225.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $1,100,372; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $1,193,674.	1,100,000	1,100,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,000,188; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $26,008,696; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $28,713,701.	26,000,000	26,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $15,105,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $16,676,034.	15,100,000	15,100,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $5,001,672; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $5,521,866.	5,000,000	5,000,000

		107,929,012

Time Deposits—1.0%
Royal Bank of Canada 2.500%, 01/02/20	3,500,000	3,500,000
Shinkin Central Bank
2.260%, 01/08/20	5,000,000	5,000,000
2.430%, 01/06/20	2,000,000	2,000,000

		10,500,000

Mutual Funds—2.0%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	20,000,000	20,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	2,000,000	2,000,000

		22,000,000

Total Securities Lending Reinvestments (Cost $261,478,126)		261,488,314

Total Investments—124.6% (Cost $1,025,262,379)		1,336,666,570
Other assets and liabilities (net)—(24.6)%		(263,962,975)

Net Assets—100.0%		$1,072,703,595

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $255,984,175 and the collateral received consisted of cash in the amount of $261,439,708. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviation

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,055,431,431	$—	$—	$1,055,431,431
Total Short-Term Investment*	—	19,746,825	—	19,746,825
Securities Lending Reinvestments
Certificates of Deposit	—	96,067,491	—	96,067,491
Commercial Paper	—	24,991,811	—	24,991,811
Repurchase Agreements	—	107,929,012	—	107,929,012
Time Deposits	—	10,500,000	—	10,500,000
Mutual Funds	22,000,000	—	—	22,000,000
Total Securities Lending Reinvestments	22,000,000	239,488,314	—	261,488,314
Total Investments	$1,077,431,431	$259,235,139	$—	$1,336,666,570

Collateral for Securities Loaned (Liability)	$—	$(261,439,708)	$—	$(261,439,708)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,336,666,570
Receivable for:
Investments sold	1,777,767
Fund shares sold	62,547
Dividends and interest	1,175,964
Prepaid expenses	2,947

Total Assets	1,339,685,795
Liabilities
Collateral for securities loaned	261,439,708
Payables for:
Investments purchased	4,254,062
Fund shares redeemed	220,657
Accrued Expenses:
Management fees	690,551
Distribution and service fees	91,457
Deferred trustees’ fees	153,390
Other expenses	132,375

Total Liabilities	266,982,200

Net Assets	$1,072,703,595

Net Assets Consist of:
Paid in surplus	$692,270,985
Distributable earnings (Accumulated losses)	380,432,610

Net Assets	$1,072,703,595

Net Assets
Class A	$633,219,953
Class B	424,721,595
Class E	14,762,047
Capital Shares Outstanding*
Class A	48,270,547
Class B	36,002,569
Class E	1,181,492
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.12
Class B	11.80
Class E	12.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $255,984,175.
(b)	Identified cost of investments was $1,025,262,379.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$9,264,512
Interest	251,743
Securities lending income	623,130

Total investment income	10,139,385
Expenses
Management fees	8,853,091
Administration fees	49,363
Custodian and accounting fees	62,710
Distribution and service fees—Class B	1,027,715
Distribution and service fees—Class E	21,692
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	65,594
Insurance	7,299
Miscellaneous	15,907

Total expenses	10,251,545
Less management fee waiver	(919,499)
Less broker commission recapture	(4,747)

Net expenses	9,327,299

Net Investment Income	812,086

Net Realized and Unrealized Gain
Net realized gain on investments	67,254,505

Net change in unrealized appreciation on investments	153,513,696

Net realized and unrealized gain	220,768,201

Net Increase in Net Assets From Operations	$221,580,287

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$812,086	$(2,237,810)
Net realized gain	67,254,505	173,513,159
Net change in unrealized appreciation (depreciation)	153,513,696	(242,677,064)

Increase (decrease) in net assets from operations	221,580,287	(71,401,715)

From Distributions to Shareholders
Class A	(97,130,374)	(82,281,859)
Class B	(71,094,043)	(56,902,449)
Class E	(2,403,852)	(2,099,303)

Total distributions	(170,628,269)	(141,283,611)

Increase (decrease) in net assets from capital share transactions	108,082,553	(100,024,330)

Total increase (decrease) in net assets	159,034,571	(312,709,656)

Net Assets
Beginning of period	913,669,024	1,226,378,680

End of period	$1,072,703,595	$913,669,024

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	519,029	$6,854,326	1,468,402	$23,440,225
Reinvestments	7,941,977	97,130,374	5,311,934	82,281,859
Redemptions	(3,102,573)	(41,914,980)	(13,858,113)	(225,117,589)

Net increase (decrease)	5,358,433	$62,069,720	(7,077,777)	$(119,395,505)

Class B
Sales	2,570,451	$30,734,595	3,331,781	$46,319,451
Reinvestments	6,457,224	71,094,043	3,998,767	56,902,449
Redemptions	(4,705,795)	(57,038,149)	(5,854,097)	(84,377,880)

Net increase	4,321,880	$44,790,489	1,476,451	$18,844,020

Class E
Sales	147,779	$1,866,603	227,933	$3,475,771
Reinvestments	206,162	2,403,852	140,893	2,099,303
Redemptions	(242,898)	(3,048,111)	(337,961)	(5,047,919)

Net increase	111,043	$1,222,344	30,865	$527,155

Increase (decrease) derived from capital shares transactions		$108,082,553		$(100,024,330)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Period	$12.51	$15.51	$13.74		$14.95	$19.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.02)	(0.00	)(b)	0.06	(0.01)
Net realized and unrealized gain (loss)	2.91	(0.96)	3.30		1.44	0.26

Total income (loss) from investment operations	2.93	(0.98)	3.30		1.50	0.25

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		0.00	(0.03)
Distributions from net realized capital gains	(2.32)	(2.02)	(1.53)		(2.71)	(4.89)

Total distributions	(2.32)	(2.02)	(1.53)		(2.71)	(4.92)

Net Asset Value, End of Period	$13.12	$12.51	$15.51		$13.74	$14.95

Total Return (%) (c)	24.64	(8.77)	25.61		11.72	(1.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.88	0.88		0.88	0.87
Net ratio of expenses to average net assets (%) (d)(e)	0.80	0.85	0.84		0.86	0.85
Ratio of net investment income (loss) to average net assets (%)	0.18	(0.10)	(0.01)		0.43	(0.05)
Portfolio turnover rate (%)	32	20	20		28	29
Net assets, end of period (in millions)	$633.2	$537.0	$775.5		$766.8	$848.1

	Class B
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Period	$11.48	$14.41	$12.90		$14.22	$18.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.05)	(0.03)		0.02	(0.05)
Net realized and unrealized gain (loss)	2.65	(0.86)	3.07		1.37	0.26

Total income (loss) from investment operations	2.64	(0.91)	3.04		1.39	0.21

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		0.00	0.00
Distributions from net realized capital gains	(2.32)	(2.02)	(1.53)		(2.71)	(4.89)

Total distributions	(2.32)	(2.02)	(1.53)		(2.71)	(4.89)

Net Asset Value, End of Period	$11.80	$11.48	$14.41		$12.90	$14.22

Total Return (%) (c)	24.41	(9.05)	25.33		11.43	(1.71)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.13	1.13		1.13	1.12
Net ratio of expenses to average net assets (%) (d)(e)	1.05	1.10	1.09		1.11	1.10
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.34)	(0.26)		0.16	(0.29)
Portfolio turnover rate (%)	32	20	20		28	29
Net assets, end of period (in millions)	$424.7	$363.7	$435.3		$395.1	$391.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.03	$15.00	$13.35	$14.62	$19.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.04)	(0.02)	0.03	(0.03)
Net realized and unrealized gain (loss)	2.78	(0.91)	3.20	1.41	0.25

Total income (loss) from investment operations	2.78	(0.95)	3.18	1.44	0.22

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00	)(f)
Distributions from net realized capital gains	(2.32)	(2.02)	(1.53)	(2.71)	(4.89)

Total distributions	(2.32)	(2.02)	(1.53)	(2.71)	(4.89)

Net Asset Value, End of Period	$12.49	$12.03	$15.00	$13.35	$14.62

Total Return (%) (c)	24.45	(8.95)	25.44	11.55	(1.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.03	1.02
Net ratio of expenses to average net assets (%) (d)(e)	0.95	1.00	0.99	1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	0.03	(0.25)	(0.15)	0.25	(0.19)
Portfolio turnover rate (%)	32	20	20	28	29
Net assets, end of period (in millions)	$14.8	$12.9	$15.6	$14.8	$14.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, 0.01% and 0.02% for the years ended December 31, 2019, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balance adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $19,746,825. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $107,929,012. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$326,932,842	$0	$367,242,644
The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $15,007,949 in purchases, and $3,338,544 in sales of investments, which are included above, and resulted in net realized gains of $1,225,716.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,853,091	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $500 million
0.050%	Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period January 1, 2019 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $788,371 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $131,128 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2019, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$7,854

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,023,844,381

Gross unrealized appreciation	355,489,034
Gross unrealized depreciation	(42,666,845)

Net unrealized appreciation (depreciation)	$312,822,189

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$—	$5,076,566	$170,628,269	$136,207,045	$170,628,269	$141,283,611

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$763,372	$67,000,439	$312,822,189	$—	$380,586,000

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-23

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one-, three, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 8.50% and 8.21%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets, including equities and bonds with credit risk, rebounded in the first quarter of 2019, following the rocky end to 2018. Optimism about the U.S.-China trade agreement and dovish Federal Reserve Bank (the “Fed”) rhetoric propelled risk assets higher despite a string of weak economic data releases in Europe and China, as markets believed that these economies would stabilize and avoid a sharp decline in economic growth.

Risk assets and U.S. government securities rallied in the second quarter amid sub trend global growth, ongoing trade tensions and a dovish shift from the Fed. The threat of intensifying trade tensions dominated the narrative. After appearing to progress early in the quarter, U.S.-China trade negotiations took an unexpected turn for the worse in early May. The Trump administration abruptly raised tariffs on $200 billion of Chinese imports from 10% to 25% and announced its intention to expand the 25% tariffs to the remaining $300 billion of imports from China. The sudden shift in rhetoric led government bond yields to plunge as investors turned to the perceived safety of government bonds.

In the third quarter, economic growth and global trade continued to dominate investor attention. The quarter was marked by a continued slowdown in the global economy, offset by further monetary easing from the U.S. and Europe. Risk assets and government bonds rallied.

All major risk assets rallied in the fourth quarter as trade tensions between the U.S. and China eased, recession risk abated and optimism improved. A “Phase One” trade deal, in which the U.S. agreed not to implement tariffs that were scheduled to take place in December and to cut in half the tariffs already applied to Chinese goods in September, was expected to be signed in early January. The spread in yields between corporate bonds and the equivalent maturity U.S. Treasury bonds decreased (credit spread tightening) and the difference in yields for longer dated Treasuries compared to shorter dated Treasuries increased (known as yield curve steepening).

The Fed cut rates by 75 basis points (“bps”) to a range of 1.50—1.75% during the year. At the December Federal Open Market Committee meeting, the Fed appeared confident that the 75 bps of cuts to date in 2019 were sufficient to offset the downside risks and would allow the Fed to be data dependent going forward.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s overweight allocation to Asset-Backed Securities (“ABS”) was a detractor to performance. While ABS generated positive returns year-to-date, the shorter duration profile of ABS relative to longer dated securities led to an underperformance. On a duration neutral basis, ABS provided 71 bps of excess returns.

The Agency Mortgage-Backed Securities (“MBS”) sector finished the year strong, producing excess returns of 61 bps for the year, 34 bps of excess returns in December alone. The spread tightening at the end of the year was fueled by stable interest rates, a seasonal decline in supply, and a supportive macro-backdrop. However, the Portfolio’s security selection was detractor on the year, as our bias for Agency Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Mortgage Obligations (“CMOs”) underperformed pass-throughs.

Over the year, the Treasury yields fell and steepened as short end yields moved lower than yields on the long end. The spread between the 2- and 10-year yields rose by 15 bps to finish the period at 35 bps. The Portfolio held a longer duration posture for most of the year, this was beneficial to performance as Treasury rates rallied over the year. In addition, the Portfolio’s overweight to the 10+ year part of the curve and underweight to the short-term maturities added to performance as rates fell across the curve.

The Portfolio’s longer spread duration profile, meaning the Portfolio was more sensitive to tightening credit spreads, and the underweight to Treasury debt added to performance over the year as risk assets rallied and spreads tightened in 2019. All spread sectors outperformed duration neutral Treasuries during the year.

Investment Grade Corporate Credit was the best performing sector within the benchmark during the year. The Option-Adjusted Spread of the Bloomberg Barclays Corporate Bond Index ended the period at 93 bps, which was 60 bps tighter than the start of the year. The move resulted in Corporates outperforming duration neutral Treasuries by 676 bps. The best sub-sector within Corporates was Industrials, followed by Financials and Utilities. The sub-sectors produced excess returns of 728 bps, 623 bps, and 474 bps, respectively. The non-Corporate Credit sectors outperformed duration-like Treasuries by 331 bps. The Portfolio’s underweight to Investment Grade Credit was a drag on performance as credit was the top performing sector. This was offset by the Portfolio’s positive security selection within Corporate Credit, specifically Communications and Consumer Noncyclical sub-sectors.

The Portfolio held a slightly longer duration posture for most of the year and ended the year neutral in duration. The Portfolio kept an overweight in intermediate maturity bonds (5-10 year maturities), and underweight the long end of the curve. Within the structured markets, the Portfolio sought to add securities with stable cash flows and attractive convexity profiles. During the period, the Portfolio managers found value in MBS with prepayment protection and in auto & other consumer-related ABS. The Portfolio continued to be

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

disciplined in the corporate bond space favoring quality names with decreasing leverage. At the end of the period, the Portfolio’s largest overweight was in ABS and the largest underweight was in Treasuries.

The Portfolio did not utilize derivatives during the year.

Richard Figuly

Justin Rucker

Barb Miller

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
JPMorgan Core Bond Portfolio
Class A	8.50	3.07	—	2.60
Class B	8.21	2.81	3.26	—
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75	—

1 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	52.3
Corporate Bonds & Notes	25.4
Asset-Backed Securities	13.4
Mortgage-Backed Securities	4.4
Foreign Government	1.1

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.44%	$1,000.00	$1,022.70	$2.24
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$1,021.70	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—52.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—30.6%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	83,026	$85,662
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	1,049,862	1,117,808
6.000%, 07/01/28	206,530	227,168
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	1,163,307	1,226,911
3.500%, 08/01/42	541,138	557,093
4.000%, 06/01/47	1,677,623	1,802,382
4.500%, 02/01/40	377,895	410,329
5.000%, 09/01/35	937,819	1,033,026
6.000%, 12/01/39	252,301	288,857
Fannie Mae ARM Pool 2.177%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,586,124	3,576,884
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	718,291	809,278
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,932,327	4,031,228
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	3,792	34
Fannie Mae Pool
2.420%, 05/01/23	5,309,859	5,361,018
2.450%, 11/01/22	2,995,086	3,028,378
2.450%, 09/01/28	4,905,579	4,929,908
2.480%, 10/01/28	9,011,876	9,068,626
2.490%, 11/01/29	1,580,000	1,585,464
2.600%, 09/01/28	988,894	1,004,251
2.640%, 04/01/23	1,785,953	1,814,863
2.640%, 05/01/23	2,132,101	2,167,309
2.690%, 10/01/23	2,000,000	2,039,995
2.700%, 05/01/23	5,000,000	5,095,846
2.720%, 03/01/23	2,910,588	2,963,281
2.730%, 07/01/28	3,000,000	3,076,217
2.810%, 09/01/31	1,510,486	1,557,925
2.890%, 05/01/27	1,878,506	1,942,495
2.920%, 12/01/24	1,000,000	1,034,515
2.970%, 06/01/30	2,750,000	2,855,313
2.980%, 09/01/36	1,466,670	1,524,566
3.000%, 01/01/43	3,270,888	3,364,165
3.110%, 12/01/24	1,500,000	1,565,043
3.180%, 06/01/30	3,313,376	3,469,248
3.235%, 10/01/26	1,362,700	1,434,842
3.240%, 12/01/26	1,500,000	1,577,931
3.260%, 12/01/26	949,128	1,001,859
3.290%, 08/01/26	2,000,000	2,114,967
3.320%, 03/01/29	2,448,380	2,596,178
3.340%, 02/01/27	1,500,000	1,590,216
3.380%, 12/01/23	1,935,714	2,023,975
3.440%, 11/01/21	3,648,559	3,724,965
3.450%, 01/01/24	954,791	1,001,649
3.490%, 09/01/23	3,744,978	3,919,729
3.500%, 08/01/26	187,741	193,210
3.500%, 02/01/33	3,528,636	3,656,434
3.500%, 05/01/33	3,493,882	3,620,362
3.500%, 07/01/43	2,534,218	2,662,716
3.530%, 08/01/28	7,376,000	7,914,373

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
3.550%, 02/01/30	1,500,000	1,623,888
3.560%, 03/01/24	6,863,534	7,240,634
3.563%, 01/01/21	4,665,994	4,724,423
3.570%, 07/01/26	4,000,000	4,279,570
3.570%, 07/01/28	4,908,787	5,296,313
3.630%, 10/01/29	1,384,183	1,499,492
3.660%, 10/01/28	4,619,153	5,001,798
3.670%, 07/01/23	2,500,000	2,630,392
3.730%, 07/01/22	4,506,698	4,634,918
3.740%, 07/01/30	2,901,199	3,172,267
3.760%, 11/01/23	1,067,778	1,130,365
3.770%, 12/01/20	2,106,119	2,122,592
3.800%, 07/01/30	4,013,000	4,421,118
3.817%, 05/01/22	6,200,544	6,346,532
3.970%, 07/01/21	4,369,664	4,462,946
3.970%, 08/01/33	5,161,085	5,523,537
3.990%, 02/01/28	1,674,971	1,838,734
4.000%, 10/01/32	1,243,265	1,312,129
4.000%, 12/01/40	350,580	372,848
4.000%, 07/01/42	1,904,858	2,027,102
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (c)	1,520,908	1,305,414
Zero Coupon, 10/25/43 (c)	766,794	664,073
Zero Coupon, 12/25/43 (c)	1,700,247	1,488,042
2.292%, 1M LIBOR + 0.500%, 05/25/35 (a)	1,044,195	1,046,005
2.292%, 1M LIBOR + 0.500%, 10/25/42 (a)	676,383	676,598
2.392%, 1M LIBOR + 0.600%, 10/25/43 (a)	1,861,363	1,864,244
2.392%, 1M LIBOR + 0.600%, 12/25/43 (a)	2,027,947	2,033,810
2.692%, 1M LIBOR + 0.900%, 03/25/38 (a)	205,722	210,718
2.792%, 1M LIBOR + 1.000%, 08/25/32 (a)	577,708	589,914
2.911%, 03/25/27 (a)	104,214	104,653
3.500%, 02/25/43	4,209,019	4,426,279
4.738%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	3,557,219	727,644
5.000%, 03/25/40	4,719,437	5,159,416
5.500%, 12/25/35	1,046,491	1,183,665
6.000%, 01/25/36	1,024,810	1,207,601
6.500%, 07/18/28	114,719	127,148
Fannie Mae-ACES (CMO)
2.207%, 01/25/22	9,381,558	9,396,364
2.483%, 12/25/26 (a)	4,800,000	4,852,143
2.488%, 05/25/26	1,600,000	1,618,550
2.723%, 10/25/24	2,000,000	2,039,634
3.045%, 03/25/28 (a)	2,098,000	2,193,343
3.061%, 05/25/27 (a)	3,090,000	3,220,819
3.079%, 06/25/27 (a)	3,216,000	3,364,112
3.090%, 02/25/30 (a)	1,504,000	1,579,327
3.103%, 07/25/24 (a)	1,394,000	1,443,503
3.176%, 04/25/29 (a)	2,736,000	2,875,701
3.346%, 03/25/24 (a)	2,500,000	2,604,649
3.384%, 07/25/28 (a)	3,757,000	4,009,991
3.480%, 01/25/24 (a)	1,935,890	2,023,783
3.555%, 09/25/28 (a)	3,075,000	3,321,876
3.640%, 08/25/30 (a)	4,500,000	4,917,515
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	958,603	1,002,693

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	3,269,024	$3,502,669
4.000%, 05/01/43	452,330	471,225
4.000%, 06/01/43	401,048	417,798
4.000%, 08/01/43	5,216,092	5,584,695
5.000%, 08/01/39	685,646	757,054
Freddie Mac ARM Non-Gold Pool 4.367%, 12M LIBOR + 1.846%, 07/01/40 (a)	954,941	1,008,974
Freddie Mac Gold Pool
3.500%, 12/01/32	2,970,024	3,079,196
3.500%, 01/01/33	4,530,821	4,696,162
3.500%, 03/01/33	4,744,312	4,919,188
3.500%, 04/01/33	5,882,733	6,099,421
3.500%, 05/01/33	2,731,605	2,832,358
3.500%, 06/01/43	2,640,412	2,773,913
4.000%, 09/01/32	715,315	751,459
4.000%, 11/01/32	2,823,853	2,984,025
4.000%, 12/01/32	1,369,189	1,446,901
4.000%, 01/01/33	495,264	523,362
4.000%, 02/01/33	372,059	391,065
4.000%, 01/01/46	2,404,830	2,567,396
5.000%, 02/01/34	339,129	363,921
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
2.522%, 01/25/23	2,018,373	2,034,926
2.838%, 09/25/22	1,579,958	1,607,847
3.117%, 06/25/27	2,487,000	2,614,216
3.214%, 04/25/28 (a)	1,790,000	1,873,564
3.243%, 04/25/27	1,996,000	2,115,029
3.303%, 11/25/27 (a)	1,755,000	1,867,056
3.326%, 05/25/27	1,072,000	1,137,964
3.490%, 01/25/24	4,000,000	4,204,245
3.690%, 01/25/29	3,480,000	3,801,325
3.850%, 05/25/28 (a)	7,385,000	8,090,923
3.900%, 08/25/28 (a)	3,170,000	3,505,711
Freddie Mac REMICS (CMO)
2.190%, 1M LIBOR + 0.450%, 08/15/42 (a)	3,952,210	3,930,570
2.420%, 1M LIBOR + 0.680%, 11/15/37 (a)	659,235	665,965
2.440%, 1M LIBOR + 0.700%, 03/15/24 (a)	241,158	240,847
3.000%, 02/15/26	1,113,858	1,133,389
3.090%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	636,726
3.500%, 08/15/39	1,541,099	1,573,504
3.500%, 06/15/48	3,585,990	3,677,113
4.630%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (b)	3,093,765	584,673
4.660%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (b)	1,732,787	133,624
5.000%, 08/15/35	1,447,808	1,611,799
6.000%, 07/15/35	3,514,401	3,906,240
6.000%, 03/15/36	2,879,660	3,383,568
6.500%, 05/15/28	251,148	277,193
6.500%, 03/15/37	596,951	681,400
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (c)	810,347	699,765
3.000%, 01/15/43	4,110,935	4,254,922
FREMF Mortgage Trust (CMO)
3.576%, 11/25/49 (144A) (a)	1,700,000	1,719,200
3.674%, 11/25/49 (144A) (a)	2,000,000	2,049,241
3.843%, 07/25/49 (144A) (a)	1,635,000	1,690,573

Agency Sponsored Mortgage-Backed—(Continued)
FREMF Mortgage Trust (CMO)
4.073%, 11/25/47 (144A) (a)	1,577,000	1,645,499
Ginnie Mae II 30 Yr. Pool 4.500%, 11/20/49	3,812,997	4,084,124
Ginnie Mae II ARM Pool 3.875%, 1Y H15 + 1.500%, 04/20/41 (a)	303,886	314,336
Ginnie Mae II Pool 4.397%, 04/20/63 (a)	2,432,193	2,463,050
Government National Mortgage Association (CMO)
1.650%, 02/20/63	4,926,408	4,905,406
1.650%, 04/20/63	3,675,485	3,652,800
2.074%, 1M LIBOR + 0.300%, 08/20/60 (a)	2,482	2,471
2.074%, 1M LIBOR + 0.300%, 11/20/62 (a)	12,189	12,126
2.114%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,591,065	1,582,573
2.174%, 1M LIBOR + 0.400%, 02/20/62 (a)	421,881	420,635
2.184%, 1M LIBOR + 0.410%, 03/20/63 (a)	565,696	563,855
2.194%, 1M LIBOR + 0.420%, 02/20/63 (a)	1,290,561	1,284,671
2.224%, 1M LIBOR + 0.450%, 02/20/63 (a)	5,232,661	5,220,430
2.244%, 1M LIBOR + 0.470%, 03/20/63 (a)	2,613,513	2,608,895
2.244%, 1M LIBOR + 0.470%, 07/20/64 (a)	3,117,817	3,112,161
2.244%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,443,850	1,439,877
2.254%, 1M LIBOR + 0.480%, 04/20/63 (a)	6,419,135	6,409,913
2.265%, 1M LIBOR + 0.500%, 09/20/37 (a)	186,829	187,514
2.274%, 1M LIBOR + 0.500%, 01/20/63 (a)	72,493	72,443
2.274%, 1M LIBOR + 0.500%, 04/20/63 (a)	4,666,406	4,658,476
2.274%, 1M LIBOR + 0.500%, 07/20/64 (a)	2,000,564	1,996,667
2.324%, 1M LIBOR + 0.550%, 04/20/62 (a)	16,792	16,791
2.374%, 1M LIBOR + 0.600%, 04/20/64 (a)	10,375,591	10,391,194
2.424%, 1M LIBOR + 0.650%, 07/20/63 (a)	4,688,237	4,695,401
2.424%, 1M LIBOR + 0.650%, 01/20/64 (a)	1,148,988	1,151,589
2.424%, 1M LIBOR + 0.650%, 02/20/64 (a)	3,898,061	3,907,143
2.424%, 1M LIBOR + 0.650%, 03/20/64 (a)	1,194,515	1,197,082
2.464%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,559,183	1,566,978
2.474%, 1M LIBOR + 0.700%, 09/20/63 (a)	3,300,244	3,310,132
2.524%, 1M LIBOR + 0.750%, 09/20/63 (a)	3,528,390	3,541,823
2.774%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,440,991	1,461,100
3.007%, 1M LIBOR + 0.500%, 06/20/64 (a)	4,425,883	4,417,065
4.478%, 04/20/43 (a)	1,490,293	1,584,788
4.500%, 01/16/25	1,068,733	1,134,038
4.777%, 11/20/42 (a)	5,981,589	6,557,435
5.000%, 12/20/33	1,024,038	1,127,769
5.000%, 09/20/38	224,644	224,754
5.000%, 06/16/39	335,056	355,056
5.000%, 07/20/39	2,032,962	2,240,699
5.000%, 10/20/39	2,144,655	2,416,338
5.156%, 06/20/40 (a)	2,568,266	2,835,208
5.500%, 07/16/33 (b)	779,398	123,772

		468,357,294

Federal Agencies—0.8%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	3,119,000	3,090,281
Tennessee Valley Authority
5.880%, 04/01/36	1,600,000	2,255,646
6.235%, 07/15/45	4,250,000	4,337,460

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	$728,974
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	883,054
Zero Coupon, 06/15/35	750,000	479,484

		11,774,899

U.S. Treasury—20.9%
U.S. Treasury Bonds
2.250%, 08/15/46	2,048,100	1,987,870
2.250%, 08/15/49	1,425,000	1,380,691
2.500%, 02/15/45	7,350,000	7,490,009
2.750%, 08/15/42	3,300,000	3,519,982
2.750%, 11/15/42	1,250,000	1,332,368
2.750%, 08/15/47	8,000,000	8,568,847
2.875%, 05/15/43	21,165,000	23,029,654
2.875%, 08/15/45	7,700,000	8,406,959
2.875%, 05/15/49 (d)	27,000	29,727
3.000%, 02/15/48	470,000	527,745
3.125%, 11/15/41	3,480,000	3,942,524
3.125%, 05/15/48	1,942,000	2,233,535
3.500%, 02/15/39	450,000	538,667
3.625%, 08/15/43 (d)	6,400,000	7,839,125
3.625%, 02/15/44	4,325,000	5,308,582
3.750%, 11/15/43	3,581,000	4,472,823
3.875%, 08/15/40	4,230,000	5,325,128
4.250%, 05/15/39	200,000	262,900
4.250%, 11/15/40	2,383,000	3,150,019
4.375%, 11/15/39	10,650,000	14,236,553
4.375%, 05/15/40	2,500,000	3,352,825
4.375%, 05/15/41	1,200,000	1,615,728
5.250%, 02/15/29	500,000	638,967
6.000%, 02/15/26	2,525,000	3,141,054
U.S. Treasury Coupon Strips
Zero Coupon, 11/15/21	1,285,000	1,246,424
Zero Coupon, 05/15/22 (d)	4,560,000	4,382,900
Zero Coupon, 08/15/22	1,800,000	1,723,669
Zero Coupon, 11/15/22 (d)	1,250,000	1,192,323
Zero Coupon, 02/15/23	3,035,000	2,882,639
Zero Coupon, 05/15/23	47,445,000	44,785,546
Zero Coupon, 08/15/23	2,220,000	2,087,010
Zero Coupon, 11/15/23	796,000	743,861
Zero Coupon, 02/15/24	6,404,000	5,954,578
Zero Coupon, 08/15/24	2,500,000	2,300,904
Zero Coupon, 11/15/24	1,500,000	1,374,955
Zero Coupon, 02/15/25	2,000,000	1,823,337
Zero Coupon, 05/15/25	5,500,000	4,981,617
Zero Coupon, 08/15/25	648,000	584,248
Zero Coupon, 11/15/26	366,129	320,910
Zero Coupon, 08/15/27	400,000	344,547
Zero Coupon, 11/15/27	570,000	487,971
Zero Coupon, 05/15/28	15,030,000	12,686,345
Zero Coupon, 08/15/28	250,000	210,065
Zero Coupon, 02/15/30	6,300,000	5,099,691
Zero Coupon, 05/15/30	700,000	563,889

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 08/15/30	3,925,000	3,136,228
Zero Coupon, 11/15/30	5,425,000	4,304,773
Zero Coupon, 02/15/31	1,775,000	1,401,858
Zero Coupon, 08/15/31	7,800,000	6,064,839
Zero Coupon, 11/15/31	3,000,000	2,317,477
Zero Coupon, 02/15/32	12,900,000	9,894,427
Zero Coupon, 05/15/32	12,800,000	9,755,799
Zero Coupon, 08/15/32	6,900,000	5,220,866
Zero Coupon, 08/15/33	400,000	294,398
Zero Coupon, 11/15/33	13,000,000	9,500,309
Zero Coupon, 02/15/34 (d)	4,400,000	3,191,546
Zero Coupon, 08/15/34	5,000,000	3,575,372
Zero Coupon, 05/15/35	4,000,000	2,802,596
Zero Coupon, 02/15/41 (d)	7,000,000	4,158,753
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (e)	614,155	689,861
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (e)	1,705,395	1,704,433
U.S. Treasury Notes
1.125%, 09/30/21	4,640,000	4,601,455
1.625%, 02/15/26	782,300	774,548
1.625%, 08/15/29	1,080,000	1,051,295
1.750%, 02/28/22	9,300,000	9,331,557
2.000%, 06/30/24	2,308,000	2,337,889
2.000%, 11/15/26	910,000	919,461
2.125%, 02/29/24	663,000	674,730
2.250%, 04/15/22	9,000,000	9,128,782
2.750%, 05/31/23	663,000	686,998
2.750%, 02/15/24	2,300,000	2,397,138
2.875%, 04/30/25	450,000	476,057
2.875%, 05/31/25	4,920,000	5,206,381
2.875%, 05/15/28	6,936,100	7,460,835

		321,170,372

Total U.S. Treasury & Government Agencies (Cost $774,051,803)		801,302,565

Corporate Bonds & Notes—25.4%

Aerospace/Defense—0.5%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	249,000	253,023
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,043,631
Boeing Co. (The) 3.950%, 08/01/59	570,000	606,527
L3Harris Technologies, Inc. 3.832%, 04/27/25	600,000	639,736
Lockheed Martin Corp. 4.500%, 05/15/36	450,000	532,561
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	195,613
Rockwell Collins, Inc.
3.200%, 03/15/24	251,000	261,038
4.350%, 04/15/47	133,000	156,148

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
United Technologies Corp.
3.750%, 11/01/46	550,000	$597,247
3.950%, 08/16/25	215,000	234,356
4.450%, 11/16/38	240,000	283,480
4.500%, 06/01/42	550,000	657,566
7.500%, 09/15/29	1,568,000	2,212,601

		7,673,527

Agriculture—0.1%
BAT Capital Corp. 4.390%, 08/15/37	68,000	68,716
Reynolds American, Inc. 7.000%, 08/04/41	570,000	695,900

		764,616

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	485,786	494,820
3.550%, 01/15/30 (144A)	688,829	697,166
4.125%, 05/15/25 (144A)	848,035	901,035
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	564,947	585,338
3.800%, 09/20/31 (144A)	620,300	656,770
4.125%, 09/20/31 (144A)	828,478	868,895
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	140,581	148,261
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	282,852	291,192
United Airlines Pass-Through Trust
3.500%, 03/01/30	1,243,236	1,279,815
3.700%, 03/01/30	636,943	653,056
4.000%, 04/11/26	449,846	478,026
4.150%, 08/25/31	1,270,967	1,371,085
4.300%, 08/15/25	627,708	672,351
4.600%, 03/01/26	312,403	322,886

		9,420,696

Auto Manufacturers—0.2%
General Motors Financial Co., Inc.
3.500%, 11/07/24	695,000	715,676
3.950%, 04/13/24	1,200,000	1,253,768
4.300%, 07/13/25	1,360,000	1,452,657

		3,422,101

Banks—6.6%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	500,000	544,410
AIB Group plc 4.750%, 10/12/23 (144A)	1,340,000	1,438,412
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A) (d)	250,000	251,221
ASB Bank, Ltd. 3.125%, 05/23/24 (144A)	685,000	707,016

Banks—(Continued)
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	212,982
Bank of America Corp.
2.503%, 10/21/22	120,000	121,174
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	210,000	213,633
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,141,000	2,192,595
3.124%, 3M LIBOR + 1.160%, 01/20/23 (a)	2,043,000	2,083,238
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	627,287
3.499%, 3M LIBOR + 0.630%, 05/17/22 (a)	312,000	318,199
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	2,562,000	2,658,915
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,670,240
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,400,000	1,523,784
4.000%, 01/22/25	1,071,000	1,141,837
4.078%, 3M LIBOR + 1.320%, 04/23/40 (a)	555,000	627,918
4.250%, 10/22/26	520,000	566,676
4.330%, 3M LIBOR + 1.520%, 03/15/50 (a)	555,000	664,382
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	451,597
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	364,000	387,606
Banque Federative du Credit Mutuel S.A. 3.750%, 07/20/23 (144A) (d)	1,070,000	1,121,442
Barclays plc
3.650%, 03/16/25 (d)	254,000	264,382
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	500,000	526,856
5.200%, 05/12/26	250,000	273,436
BNP Paribas S.A. 3.500%, 03/01/23 (144A)	400,000	413,693
BNZ International Funding, Ltd.
2.650%, 11/03/22 (144A)	842,000	851,851
2.900%, 02/21/22 (144A)	300,000	305,052
BPCE S.A.
3.375%, 12/02/26	700,000	733,630
4.625%, 07/11/24 (144A)	400,000	430,108
Canadian Imperial Bank of Commerce 2.100%, 10/05/20	200,000	200,206
Citigroup, Inc.
3.142%, 3M LIBOR + 0.722%, 01/24/23 (a)	667,000	680,575
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	907,000	965,816
3.875%, 03/26/25	1,300,000	1,374,000
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	164,576
3.980%, 3M LIBOR + 1.338%, 03/20/30 (a)	1,700,000	1,858,388
4.300%, 11/20/26	750,000	815,754
4.400%, 06/10/25	566,000	614,690
4.450%, 09/29/27	117,000	128,755
4.650%, 07/23/48	500,000	623,403
4.750%, 05/18/46	800,000	958,611
Citizens Financial Group, Inc.
2.375%, 07/28/21	110,000	110,513
4.300%, 12/03/25	193,000	207,212
Commonwealth Bank of Australia
2.000%, 09/06/21 (144A) (d)	500,000	500,967
2.850%, 05/18/26 (144A)	720,000	734,124
3.743%, 09/12/39 (144A)	528,000	528,808
4.500%, 12/09/25 (144A)	352,000	380,302

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperative Rabobank UA
3.750%, 07/21/26	513,000	$533,927
4.375%, 08/04/25	424,000	459,676
4.625%, 12/01/23	872,000	945,650
Credit Agricole S.A.
3.750%, 04/24/23 (144A)	250,000	261,357
4.375%, 03/17/25 (144A)	295,000	316,262
Credit Suisse Group AG 4.282%, 01/09/28 (144A)	783,000	851,062
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	1,025,786
Danske Bank A/S
2.000%, 09/08/21 (144A)	366,000	364,374
2.700%, 03/02/22 (144A)	372,000	374,659
Deutsche Bank AG 4.250%, 10/14/21	900,000	925,382
Discover Bank 4.250%, 03/13/26	1,229,000	1,326,223
Fifth Third Bancorp
3.950%, 03/14/28	400,000	439,382
8.250%, 03/01/38	200,000	304,969
Goldman Sachs Group, Inc. (The)
2.876%, 3M LIBOR + 0.821%, 10/31/22 (a)	820,000	831,449
3.500%, 11/16/26	1,300,000	1,366,293
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	1,674,000	1,777,017
3.850%, 01/26/27	2,090,000	2,222,759
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	2,000,000	2,202,379
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	445,000	505,878
4.800%, 07/08/44	530,000	640,801
HSBC Holdings plc
3.033%, 3M LIBOR + 0.923%, 11/22/23 (a)	473,000	483,774
3.900%, 05/25/26	200,000	213,129
4.250%, 03/14/24	500,000	530,888
4.250%, 08/18/25	300,000	320,562
4.375%, 11/23/26	1,006,000	1,088,877
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	817,145
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	750,179
ING Groep NV 4.100%, 10/02/23	1,270,000	1,350,171
KeyCorp
4.150%, 10/29/25	275,000	301,137
5.100%, 03/24/21 (d)	896,000	929,761
Lloyds Banking Group plc
2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	304,352
4.375%, 03/22/28	633,000	697,196
4.450%, 05/08/25	540,000	589,364
4.582%, 12/10/25	400,000	432,765
Macquarie Bank, Ltd. 4.000%, 07/29/25 (144A)	250,000	267,414
Macquarie Group, Ltd.
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (a)	1,015,000	1,060,655
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	1,820,000	2,072,746
Mitsubishi UFJ Financial Group, Inc.
2.527%, 09/13/23	250,000	252,577

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.
3.407%, 03/07/24	1,510,000	1,573,663
3.751%, 07/18/39	615,000	672,454
Mizuho Financial Group, Inc. 2.869%, 3M LIBOR + 1.310%, 09/13/30 (a)	539,000	537,750
Morgan Stanley
2.750%, 05/19/22	250,000	254,499
3.125%, 01/23/23	500,000	513,926
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,133,216
3.625%, 01/20/27	1,157,000	1,230,623
3.700%, 10/23/24	500,000	530,847
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	298,882
3.875%, 04/29/24	700,000	744,186
4.300%, 01/27/45	400,000	469,102
4.457%, 3M LIBOR + 1.431%, 04/22/39 (a)	850,000	999,749
5.000%, 11/24/25	1,269,000	1,428,277
5.500%, 07/28/21	807,000	850,090
National Australia Bank, Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	830,334
NatWest Markets plc 3.625%, 09/29/22 (144A)	1,155,000	1,195,957
Nordea Bank AB 4.875%, 01/27/20 (144A)	900,000	901,831
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	659,697
Regions Financial Corp.
2.750%, 08/14/22	136,000	138,391
3.800%, 08/14/23	132,000	139,647
Royal Bank of Canada 4.650%, 01/27/26 (d)	495,000	548,591
Royal Bank of Scotland Group plc
3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	714,276
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a) (d)	480,000	509,583
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a) (d)	290,000	327,647
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (d)	700,000	751,271
Societe Generale S.A.
3.875%, 03/28/24 (144A)	700,000	735,631
4.250%, 04/14/25 (144A)	500,000	524,977
Standard Chartered plc
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	1,200,000	1,241,774
4.305%, 3M LIBOR + 1.910%, 05/21/30 (144A) (a)	300,000	326,344
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	323,928
Sumitomo Mitsui Financial Group, Inc.
2.778%, 10/18/22	411,000	418,417
2.784%, 07/12/22	800,000	813,446
2.846%, 01/11/22	900,000	913,729
3.010%, 10/19/26	212,000	217,012
3.040%, 07/16/29	1,020,000	1,039,357
3.102%, 01/17/23	482,000	494,095
SunTrust Banks, Inc. 2.750%, 05/01/23	1,200,000	1,220,462
UBS Group Funding Switzerland AG
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	280,303
3.491%, 05/23/23 (144A)	762,000	783,842

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group Funding Switzerland AG
4.125%, 09/24/25 (144A)	300,000	$326,067
Wells Fargo & Co.
3.069%, 01/24/23	2,470,000	2,520,723
3.196%, 3M LIBOR + 1.170%, 06/17/27 (a)	1,085,000	1,124,651
4.100%, 06/03/26	1,291,000	1,391,049
4.650%, 11/04/44	595,000	697,763
5.375%, 11/02/43	1,005,000	1,287,089
Westpac Banking Corp.
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,110,713
4.421%, 07/24/39	450,000	493,796

		101,547,906

Beverages—0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	1,685,000	1,943,398
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	209,251
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	1,300,000	1,456,924
4.439%, 10/06/48	950,000	1,064,548
4.750%, 01/23/29	470,000	544,099
4.750%, 04/15/58	775,000	903,211
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	774,776
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	200,000	211,157
Constellation Brands, Inc.
4.400%, 11/15/25	300,000	327,488
5.250%, 11/15/48	180,000	218,294
Keurig Dr Pepper, Inc.
3.430%, 06/15/27	175,000	182,150
4.417%, 05/25/25	268,000	292,417
4.985%, 05/25/38	387,000	455,937

		8,583,650

Biotechnology—0.1%
Baxalta, Inc. 5.250%, 06/23/45	27,000	34,781
Gilead Sciences, Inc. 3.250%, 09/01/22	630,000	650,915

		685,696

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	222,255
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	510,227
Masco Corp. 6.500%, 08/15/32	720,000	884,195

		1,616,677

Chemicals—0.2%
Albemarle Corp. 5.450%, 12/01/44	350,000	400,307
Dow Chemical Co. (The) 8.850%, 09/15/21	640,000	711,518
DuPont de Nemours, Inc. 5.319%, 11/15/38	395,000	470,411
International Flavors & Fragrances, Inc. 5.000%, 09/26/48	404,000	457,330
Mosaic Co. (The) 5.625%, 11/15/43	300,000	351,883
Nutrien, Ltd.
3.000%, 04/01/25 (d)	200,000	203,917
3.375%, 03/15/25	87,000	90,071
4.125%, 03/15/35 (d)	620,000	647,374
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	255,144

		3,587,955

Commercial Services—0.2%
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	978,542
7.000%, 10/15/37 (144A)	500,000	705,910
Global Payments, Inc. 4.150%, 08/15/49	615,000	655,850
President & Fellows of Harvard College 3.300%, 07/15/56	714,000	735,849

		3,076,151

Computers—0.7%
Apple, Inc.
2.450%, 08/04/26	519,000	525,863
2.900%, 09/12/27	836,000	869,843
3.000%, 06/20/27	675,000	706,799
3.200%, 05/11/27	514,000	541,764
3.350%, 02/09/27	1,207,000	1,284,276
3.750%, 09/12/47	1,200,000	1,332,282
3.750%, 11/13/47	200,000	221,378
3.850%, 08/04/46	362,000	408,530
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	577,000	663,621
DXC Technology Co. 4.250%, 04/15/24	310,000	329,046
International Business Machines Corp.
3.300%, 05/15/26	1,275,000	1,343,614
3.500%, 05/15/29	2,370,000	2,546,260
6.500%, 01/15/28	300,000	382,017

		11,155,293

Cosmetics/Personal Care—0.0%
Unilever Capital Corp. 3.375%, 03/22/25	310,000	328,221

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45 (d)	190,000	226,512

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	468,000	$479,449
3.500%, 01/15/25	600,000	618,044
4.450%, 04/03/26	650,000	697,091
Air Lease Corp.
3.250%, 03/01/25	484,000	497,882
3.250%, 10/01/29	1,065,000	1,057,907
Aircastle, Ltd. 4.400%, 09/25/23	400,000	422,645
American Express Co. 3.400%, 02/27/23	600,000	622,637
Avolon Holdings Funding, Ltd. 4.375%, 05/01/26 (144A)	540,000	570,402
BOC Aviation, Ltd.
2.750%, 09/18/22 (144A)	480,000	481,684
3.500%, 10/10/24 (144A)	385,000	397,283
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	384,836
4.700%, 09/20/47	409,000	469,011
4.850%, 03/29/29	1,057,000	1,208,789
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	619,544
Capital One Financial Corp.
3.750%, 07/28/26	860,000	905,172
4.200%, 10/29/25	200,000	215,676
CME Group, Inc. 3.000%, 03/15/25	440,000	456,721
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	447,324
GE Capital International Funding Co.
2.342%, 11/15/20	3,696,000	3,698,790
4.418%, 11/15/35	2,726,000	2,902,579
Invesco Finance plc 4.000%, 01/30/24	500,000	531,098
Jefferies Group LLC 5.125%, 01/20/23	300,000	323,803
ORIX Corp. 2.900%, 07/18/22 (d)	362,000	368,868
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,023,179
3.550%, 01/15/24	7,383,000	7,879,758
Synchrony Financial 3.700%, 08/04/26	250,000	258,073

		27,538,245

Electric—2.1%
AEP Transmission Co. LLC
3.150%, 09/15/49	225,000	216,931
Alabama Power Co. 3.550%, 12/01/23	461,000	486,149
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,822,517
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	447,305

Electric—(Continued)
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	1,001,418
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	280,427
CMS Energy Corp. 3.875%, 03/01/24	170,000	178,840
Consumers Energy Co. 4.350%, 08/31/64	191,000	223,067
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	560,840
Dominion Energy, Inc.
2.750%, 09/15/22	232,000	235,464
2.850%, 08/15/26	183,000	184,731
DTE Electric Co. 5.700%, 10/01/37	300,000	388,192
Duke Energy Carolinas LLC 6.000%, 01/15/38	600,000	809,285
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	374,886
Duke Energy Progress LLC
4.100%, 03/15/43	200,000	223,442
4.375%, 03/30/44	247,000	286,140
5.700%, 04/01/35	360,000	446,194
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	1,050,000	1,061,485
Edison International
3.550%, 11/15/24	1,180,000	1,207,663
4.125%, 03/15/28	210,000	215,226
5.750%, 06/15/27	400,000	448,640
Emera U.S. Finance L.P. 4.750%, 06/15/46	500,000	577,215
Enel Finance International NV
3.500%, 04/06/28 (144A)	465,000	475,428
3.625%, 05/25/27 (144A)	480,000	496,779
4.625%, 09/14/25 (144A)	265,000	288,888
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	785,554
Entergy Corp. 2.950%, 09/01/26	194,000	196,930
Entergy Louisiana LLC
2.400%, 10/01/26	414,000	408,208
3.050%, 06/01/31	195,000	201,428
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	397,448
Exelon Corp. 3.497%, 06/01/22	600,000	615,943
Exelon Generation Co. LLC
3.400%, 03/15/22	643,000	659,717
6.250%, 10/01/39	160,000	192,651
FirstEnergy Corp. 4.850%, 07/15/47	289,000	342,768
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,643,533
Fortis, Inc.
3.055%, 10/04/26	929,000	947,911

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	$339,642
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	258,148
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	427,238
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	371,662
Nevada Power Co.
5.375%, 09/15/40	223,000	270,714
6.650%, 04/01/36	360,000	497,745
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	293,194
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	449,706
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	428,419
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	320,580
Northern States Power Co.
6.250%, 06/01/36	200,000	276,363
6.500%, 03/01/28	628,000	795,264
PacifiCorp 3.600%, 04/01/24	315,000	332,261
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	115,698
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	302,969
Progress Energy, Inc. 7.000%, 10/30/31	200,000	272,884
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	404,443
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	827,392
Sempra Energy 4.050%, 12/01/23	1,054,000	1,120,283
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	572,727
Southern California Edison Co.
3.650%, 03/01/28	500,000	535,570
5.550%, 01/15/36	500,000	598,435
Southern Power Co. 5.150%, 09/15/41	400,000	452,195
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	291,498
Tampa Electric Co. 4.450%, 06/15/49	500,000	590,966
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	548,087
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	220,719
Virginia Electric & Power Co.
2.750%, 03/15/23	400,000	407,128
4.450%, 02/15/44	126,000	145,978
6.000%, 05/15/37	685,000	923,881

		32,721,032

Electronics—0.1%
Arrow Electronics, Inc.
3.250%, 09/08/24	439,000	451,035
3.875%, 01/12/28	376,000	384,830

		835,865

Engineering & Construction—0.0%
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	200,000	206,252

Environmental Control—0.0%
Waste Management, Inc. 3.450%, 06/15/29	325,000	347,571

Food—0.4%
Campbell Soup Co. 4.800%, 03/15/48	305,000	352,223
Conagra Brands, Inc. 5.300%, 11/01/38	205,000	242,901
General Mills, Inc.
4.000%, 04/17/25	535,000	578,148
4.550%, 04/17/38 (d)	130,000	150,305
Kraft Heinz Foods Co. 5.000%, 07/15/35	1,165,000	1,291,757
Kroger Co. (The) 8.000%, 09/15/29	610,000	837,818
McCormick & Co., Inc. 3.400%, 08/15/27	200,000	208,355
Smithfield Foods, Inc. 5.200%, 04/01/29 (144A)	1,100,000	1,218,445
Tyson Foods, Inc. 3.950%, 08/15/24	456,000	488,580

		5,368,532

Forest Products & Paper—0.1%
International Paper Co.
3.000%, 02/15/27 (d)	429,000	441,906
8.700%, 06/15/38	250,000	369,139

		811,045

Gas—0.4%
Atmos Energy Corp. 4.150%, 01/15/43	460,000	514,900
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	565,287
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	345,495
NiSource, Inc.
2.950%, 09/01/29	465,000	462,763
6.250%, 12/15/40	510,000	673,349
Southern Co. Gas Capital Corp.
3.500%, 09/15/21	1,000,000	1,020,330
3.950%, 10/01/46	212,000	218,652
4.400%, 06/01/43	375,000	407,814
6.000%, 10/01/34	1,000,000	1,260,414

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
Southwest Gas Corp. 3.800%, 09/29/46	332,000	$335,319

		5,804,323

Healthcare-Products—0.2%
Abbott Laboratories 4.900%, 11/30/46	885,000	1,161,157
Boston Scientific Corp.
3.750%, 03/01/26	600,000	642,516
4.700%, 03/01/49	575,000	697,510
Covidien International Finance S.A. 2.950%, 06/15/23	377,000	387,540
Thermo Fisher Scientific, Inc.
2.950%, 09/19/26	286,000	293,814
4.150%, 02/01/24	515,000	551,489

		3,734,026

Healthcare-Services—0.5%
Aetna, Inc. 6.625%, 06/15/36	297,000	400,351
Anthem, Inc.
3.500%, 08/15/24	1,035,000	1,084,257
4.101%, 03/01/28	460,000	499,231
4.650%, 08/15/44	324,000	366,226
HCA, Inc.
5.125%, 06/15/39	565,000	623,545
5.250%, 06/15/26	900,000	1,007,372
Laboratory Corp. of America Holdings
2.950%, 12/01/29	760,000	760,939
3.200%, 02/01/22	447,000	457,023
Magellan Health, Inc. 4.900%, 09/22/24	141,000	144,525
Memorial Health Services 3.447%, 11/01/49	995,000	975,347
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	211,833
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	146,959
Texas Health Resources 4.330%, 11/15/55	250,000	291,934
UnitedHealth Group, Inc. 4.625%, 07/15/35	320,000	387,892

		7,357,434

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,147,647

Insurance—1.3%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	518,806
3.900%, 04/06/28 (144A)	415,000	443,010
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	700,251

Insurance—(Continued)
American Financial Group, Inc. 3.500%, 08/15/26	750,000	771,910
American International Group, Inc.
4.125%, 02/15/24	868,000	931,462
4.200%, 04/01/28 (d)	400,000	439,753
Aon plc
3.500%, 06/14/24	485,000	508,285
Assurant, Inc. 4.200%, 09/27/23	605,000	631,192
Athene Global Funding
2.750%, 06/25/24 (144A)	890,000	898,273
2.950%, 11/12/26 (144A)	1,825,000	1,820,857
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	958,062
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	787,463
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	189,328
Harborwalk Funding Trust 5.077%, 3M LIBOR + 3.191%, 02/15/69 (144A) (a)	1,100,000	1,300,164
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	400,000	442,832
Jackson National Life Global Funding
3.050%, 04/29/26 (144A)	300,000	309,500
3.250%, 01/30/24 (144A)	460,000	476,909
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	995,592
Lincoln National Corp.
3.050%, 01/15/30	500,000	502,457
4.200%, 03/15/22	350,000	364,721
6.250%, 02/15/20	800,000	803,691
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	500,000	518,755
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	453,162
Massachusetts Mutual Life Insurance Co. 7.625%, 11/15/23 (144A)	550,000	627,071
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	502,163
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	713,555
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	790,634
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	200,000	213,500
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	256,474
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a)	430,000	451,913
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	628,793

		19,950,538

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.1%
Nucor Corp. 6.400%, 12/01/37	250,000	$337,928
Steel Dynamics, Inc. 3.450%, 04/15/30	723,000	730,490

		1,068,418

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	400,000	588,344
John Deere Capital Corp.
2.250%, 09/14/26	325,000	324,816
Nvent Finance Sarl 4.550%, 04/15/28	562,000	582,698
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	126,055
Xylem, Inc. 3.250%, 11/01/26	118,000	122,050

		1,743,963

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	935,000	982,532
6.834%, 10/23/55	400,000	521,369
Comcast Corp.
3.250%, 11/01/39	545,000	552,159
3.900%, 03/01/38	591,000	653,220
4.200%, 08/15/34	556,000	633,328
4.250%, 01/15/33	1,880,000	2,174,121
4.600%, 10/15/38	880,000	1,046,704
4.950%, 10/15/58	1,105,000	1,434,764
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	1,038,409
Discovery Communications LLC 3.300%, 05/15/22	625,000	640,875
Fox Corp. 4.709%, 01/25/29 (144A)	460,000	523,892
Grupo Televisa S.A.B. 6.125%, 01/31/46 (d)	200,000	240,255
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,061,413
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	1,114,392
ViacomCBS, Inc.
3.700%, 08/15/24	474,000	501,437
4.200%, 06/01/29	240,000	261,778
4.850%, 07/01/42	255,000	284,629
5.900%, 10/15/40	125,000	153,151
6.875%, 04/30/36	500,000	668,168

		14,486,596

Mining—0.1%
Anglo American Capital plc 4.000%, 09/11/27 (144A)	300,000	314,014

Mining—(Continued)
Barrick Gold Corp. 6.450%, 10/15/35	300,000	385,041

		699,055

Miscellaneous Manufacturing—0.2%
General Electric Co.
4.375%, 09/16/20	1,060,000	1,076,405
5.500%, 01/08/20	616,000	616,223
5.550%, 01/05/26	393,000	450,790
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	320,402
Parker-Hannifin Corp.
4.100%, 03/01/47	250,000	271,904
4.450%, 11/21/44	333,000	376,059
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	519,007

		3,630,790

Oil & Gas—1.2%
Apache Corp. 5.100%, 09/01/40	350,000	355,493
BP Capital Markets America, Inc.
3.017%, 01/16/27	655,000	677,916
3.224%, 04/14/24	1,000,000	1,043,239
BP Capital Markets plc 3.814%, 02/10/24	650,000	693,401
Canadian Natural Resources, Ltd.
3.900%, 02/01/25	512,000	545,563
6.450%, 06/30/33	200,000	255,361
Cenovus Energy, Inc. 6.750%, 11/15/39	541,000	687,723
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	393,417
Ecopetrol S.A. 4.125%, 01/16/25	433,000	454,654
Encana Corp. 7.200%, 11/01/31	400,000	488,647
Eni S.p.A. 4.000%, 09/12/23 (144A)	385,000	405,864
EQT Corp. 3.900%, 10/01/27 (d)	200,000	187,067
Exxon Mobil Corp.
2.995%, 08/16/39	690,000	689,957
3.095%, 08/16/49	860,000	855,533
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	389,382
Noble Energy, Inc.
5.050%, 11/15/44	450,000	501,011
6.000%, 03/01/41	360,000	433,590
Occidental Petroleum Corp.
3.500%, 08/15/29	935,000	953,163
4.200%, 03/15/48	300,000	297,108
7.150%, 05/15/28	949,000	1,178,225
7.500%, 05/01/31	805,000	1,046,647

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petro-Canada
5.950%, 05/15/35	210,000	$272,208
7.875%, 06/15/26	544,000	695,115
9.250%, 10/15/21	243,000	272,835
Petroleos Mexicanos
6.500%, 03/13/27	1,300,000	1,380,236
6.750%, 09/21/47	716,000	717,346
7.690%, 01/23/50 (144A)	834,000	910,178
Suncor Energy, Inc. 5.950%, 12/01/34	668,000	870,681
Total Capital International S.A. 3.461%, 07/12/49	660,000	692,009
Valero Energy Corp. 7.500%, 04/15/32	126,000	174,963

		18,518,532

Oil & Gas Services—0.2%
Baker Hughes a GE Co. LLC
5.125%, 09/15/40	360,000	423,106
Halliburton Co.
4.750%, 08/01/43	215,000	238,364
4.850%, 11/15/35	270,000	304,858
6.750%, 02/01/27	200,000	244,402
8.750%, 02/15/21	350,000	374,747
Schlumberger Investment S.A. 3.300%, 09/14/21 (144A)	650,000	664,259

		2,249,736

Packaging & Containers—0.0%
WRKCo, Inc. 3.750%, 03/15/25	300,000	316,642

Pharmaceuticals—1.4%
AbbVie, Inc.
3.200%, 11/21/29 (144A)	1,583,000	1,609,396
4.050%, 11/21/39 (144A)	1,562,000	1,650,736
4.400%, 11/06/42	600,000	647,500
4.450%, 05/14/46	220,000	234,946
Allergan Funding SCS
3.450%, 03/15/22	500,000	511,280
3.850%, 06/15/24	1,038,000	1,089,477
Allergan, Inc. 2.800%, 03/15/23	172,000	173,254
AstraZeneca plc 6.450%, 09/15/37	350,000	494,050
Becton Dickinson & Co. 3.734%, 12/15/24	85,000	90,034
Bristol-Myers Squibb Co.
3.200%, 06/15/26 (144A)	784,000	822,155
3.400%, 07/26/29 (144A)	846,000	904,074
4.125%, 06/15/39 (144A)	527,000	606,738
4.550%, 02/20/48 (144A)	550,000	671,832
5.000%, 08/15/45 (144A)	200,000	255,821
5.700%, 10/15/40 (144A)	165,000	219,450

Pharmaceuticals—(Continued)
Cigna Corp. 4.800%, 07/15/46 (144A) (d)	156,000	180,551
CVS Health Corp.
3.250%, 08/15/29	690,000	700,272
4.300%, 03/25/28	813,000	887,174
4.780%, 03/25/38	1,610,000	1,824,866
5.050%, 03/25/48	875,000	1,033,796
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	740,708	787,213
5.773%, 01/10/33 (144A)	724,642	816,406
6.204%, 10/10/25 (144A)	493,743	530,981
8.353%, 07/10/31 (144A)	145,665	185,619
Eli Lilly & Co. 4.150%, 03/15/59	590,000	694,164
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	97,187
Mylan, Inc. 4.550%, 04/15/28	350,000	376,346
Pfizer, Inc. 3.900%, 03/15/39	1,080,000	1,216,596
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	445,000	453,145
3.200%, 09/23/26 (d)	2,100,000	2,162,001

		21,927,060

Pipelines—1.0%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	259,911
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	700,000	743,841
4.250%, 07/15/27 (144A)	687,000	737,785
Buckeye Partners L.P. 5.850%, 11/15/43	575,000	517,480
Cameron LNG LLC 3.701%, 01/15/39 (144A) (d)	769,000	783,819
Enable Midstream Partners L.P.
4.150%, 09/15/29	443,000	420,183
4.950%, 05/15/28	290,000	293,407
Enbridge, Inc.
3.700%, 07/15/27 (d)	200,000	211,608
4.500%, 06/10/44	350,000	386,021
6.250%, 3M LIBOR + 3.641%, 03/01/78 (a)	200,000	216,918
Energy Transfer Operating L.P. 6.050%, 06/01/41	270,000	304,169
EnLink Midstream Partners L.P.
4.150%, 06/01/25	200,000	188,000
5.600%, 04/01/44	201,000	162,810
Enterprise Products Operating LLC
3.900%, 02/15/24	662,000	702,500
4.200%, 01/31/50	390,000	417,170
4.950%, 10/15/54	179,000	206,031
5.100%, 02/15/45	200,000	239,178
Kinder Morgan, Inc.
4.300%, 03/01/28	500,000	544,855
5.200%, 03/01/48	250,000	289,464

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Magellan Midstream Partners L.P. 4.200%, 12/01/42 (d)	269,000	$273,949
MPLX L.P.
4.125%, 03/01/27	373,000	391,394
4.500%, 04/15/38	814,000	826,405
5.250%, 01/15/25 (144A)	375,000	393,537
ONEOK Partners L.P. 6.650%, 10/01/36	950,000	1,210,307
ONEOK, Inc.
3.400%, 09/01/29	245,000	248,598
5.200%, 07/15/48	350,000	396,059
Phillips 66 Partners L.P.
3.150%, 12/15/29	330,000	328,347
3.550%, 10/01/26	100,000	104,656
4.900%, 10/01/46	200,000	226,613
Plains All American Pipeline L.P. / PAA Finance Corp. 4.700%, 06/15/44	560,000	543,160
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	277,254
Sunoco Logistics Partners Operations L.P.
3.900%, 07/15/26	117,000	121,418
4.950%, 01/15/43	394,000	389,277
5.300%, 04/01/44	200,000	212,329
6.100%, 02/15/42	500,000	559,331
TC PipeLines L.P. 3.900%, 05/25/27	100,000	104,533
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	400,000	421,949
4.750%, 05/15/38 (d)	300,000	342,123
Williams Cos., Inc. (The)
3.900%, 01/15/25	100,000	105,213
4.850%, 03/01/48	300,000	327,465

		15,429,067

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	640,864
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A) (d)	603,000	644,643

		1,285,507

Real Estate Investment Trusts—1.0%
Alexandria Real Estate Equities, Inc.
3.800%, 04/15/26	175,000	186,913
4.000%, 02/01/50	566,000	618,180
American Tower Corp.
2.250%, 01/15/22	500,000	501,425
3.375%, 10/15/26	287,000	298,100
3.500%, 01/31/23	790,000	818,553
3.700%, 10/15/49	665,000	660,546
Boston Properties L.P.
3.200%, 01/15/25	380,000	394,112
3.850%, 02/01/23	800,000	837,841
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	524,708

Real Estate Investment Trusts—(Continued)
DDR Corp. 4.700%, 06/01/27	226,000	244,069
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	285,791
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	396,915
Healthpeak Properties, Inc.
3.500%, 07/15/29	600,000	624,992
3.875%, 08/15/24	1,136,000	1,207,598
Liberty Property L.P. 3.250%, 10/01/26	199,000	207,684
LifeStorage L.P. 3.500%, 07/01/26	1,000,000	1,026,733
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	475,363
Office Properties Income Trust 4.000%, 07/15/22	627,000	641,546
Realty Income Corp.
3.000%, 01/15/27	200,000	206,346
3.875%, 04/15/25	505,000	544,127
4.650%, 03/15/47	225,000	271,978
Regency Centers L.P. 2.950%, 09/15/29	560,000	558,847
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	746,678
Select Income REIT 3.600%, 02/01/20	1,000,000	1,000,000
Senior Housing Properties Trust 4.750%, 02/15/28	500,000	504,193
UDR, Inc.
2.950%, 09/01/26	233,000	236,995
3.000%, 08/15/31	95,000	95,022
3.200%, 01/15/30	625,000	638,343
Ventas Realty L.P.
3.500%, 02/01/25	197,000	205,550
3.850%, 04/01/27	369,000	389,295
Welltower, Inc. 3.100%, 01/15/30	445,000	449,983

		15,798,426

Retail—0.2%
Dollar General Corp. 4.125%, 05/01/28	485,000	529,081
Home Depot, Inc. (The) 4.200%, 04/01/43	207,000	239,524
Lowe’s Cos., Inc.
3.120%, 04/15/22	300,000	307,199
3.125%, 09/15/24	276,000	287,211
3.650%, 04/05/29	198,000	211,475
4.550%, 04/05/49	405,000	476,645
McDonald’s Corp.
4.450%, 03/01/47	180,000	206,291
4.700%, 12/09/35	84,000	99,415
6.300%, 10/15/37	152,000	206,007
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	526,694

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walmart, Inc. 3.300%, 04/22/24	575,000	$604,243

		3,693,785

Semiconductors—0.2%
Analog Devices, Inc.
3.125%, 12/05/23	293,000	302,651
4.500%, 12/05/36	336,000	362,127
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.625%, 01/15/24	1,205,000	1,247,958
3.875%, 01/15/27	600,000	622,594
Broadcom, Inc. 4.750%, 04/15/29 (144A) (d)	680,000	743,525

		3,278,855

Software—0.4%
Fiserv, Inc.
3.200%, 07/01/26	305,000	315,482
4.400%, 07/01/49	295,000	333,832
Microsoft Corp.
2.400%, 08/08/26	400,000	404,856
3.500%, 02/12/35	296,000	325,407
3.950%, 08/08/56	180,000	212,505
4.000%, 02/12/55	310,000	366,206
4.100%, 02/06/37	924,000	1,090,020
Oracle Corp.
3.800%, 11/15/37	900,000	981,279
3.850%, 07/15/36	124,000	135,652
3.900%, 05/15/35	106,000	117,983
4.300%, 07/08/34	1,676,000	1,957,103

		6,240,325

Telecommunications—0.9%
AT&T, Inc.
3.950%, 01/15/25	858,000	919,604
4.125%, 02/17/26 (d)	570,000	617,268
4.500%, 05/15/35	1,000,000	1,112,016
4.900%, 08/15/37	2,260,000	2,596,368
5.350%, 09/01/40	251,000	302,195
6.350%, 03/15/40	530,000	686,861
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	498,000	523,907
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	551,000	556,215
Verizon Communications, Inc.
4.016%, 12/03/29	196,000	218,931
4.125%, 03/16/27	400,000	443,599
4.272%, 01/15/36	280,000	316,151
4.400%, 11/01/34	600,000	694,203
4.672%, 03/15/55	1,490,000	1,837,833
4.862%, 08/21/46	780,000	965,353
5.250%, 03/16/37	548,000	686,696
Vodafone Group plc
5.250%, 05/30/48	540,000	649,052

Telecommunications—(Continued)
Vodafone Group plc
6.150%, 02/27/37	500,000	644,344

		13,770,596

Transportation—0.3%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	327,000	343,380
7.950%, 08/15/30	1,185,000	1,728,064
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	930,208
Canadian Pacific Railway Co. 6.125%, 09/15/2115	100,000	146,243
CSX Corp.
4.750%, 11/15/48	404,000	488,723
6.000%, 10/01/36	300,000	390,382
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	720,116
3.942%, 11/01/47	219,000	234,467
Union Pacific Corp. 4.100%, 09/15/67	200,000	202,207

		5,183,790

Trucking & Leasing—0.1%
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	300,000	301,675
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 03/14/23 (144A)	948,000	957,535
4.125%, 08/01/23 (144A)	848,000	894,571

		2,153,781

Total Corporate Bonds & Notes (Cost $370,070,668)		389,386,435

Asset-Backed Securities—13.4%

Asset-Backed - Automobile—5.5%
American Credit Acceptance Receivables Trust
2.910%, 02/13/23 (144A)	29,424	29,427
3.460%, 08/10/22 (144A)	778,485	779,034
4.260%, 08/12/22 (144A)	526,268	528,054
AmeriCredit Automobile Receivables Trust
1.830%, 12/08/21	466,412	466,279
2.300%, 02/18/22	785,000	785,556
2.690%, 06/19/23	409,000	412,950
2.710%, 08/18/22	421,000	423,519
3.130%, 01/18/23	945,000	955,709
Carnow Auto Receivables Trust 2.920%, 09/15/22 (144A)	24,640	24,640
Carvana Auto Receivables Trust 3.040%, 04/15/25 (144A)	3,815,000	3,802,209
CPS Auto Receivables Trust
2.860%, 06/15/23 (144A)	1,353,549	1,354,860
3.270%, 06/15/22 (144A)	271,059	271,300
3.790%, 06/15/23 (144A)	564,000	572,052

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
CPS Auto Receivables Trust
4.000%, 02/16/21 (144A)	66,935	$67,064
4.350%, 11/16/20 (144A)	48,317	48,352
Credit Acceptance Auto Loan Trust
2.560%, 10/15/25 (144A)	35,225	35,228
3.020%, 04/15/26 (144A)	4,025,000	4,044,514
3.040%, 12/15/25 (144A)	524,000	524,966
3.350%, 06/15/26 (144A)	489,000	492,442
3.480%, 02/17/26 (144A)	440,000	441,976
Drive Auto Receivables Trust
2.750%, 09/15/23	257,693	257,707
2.840%, 04/15/22	65,453	65,469
2.980%, 01/18/22 (144A)	56,761	56,776
3.530%, 12/15/23 (144A)	4,820,000	4,864,253
3.660%, 11/15/24	3,698,000	3,732,458
3.720%, 09/16/24	3,182,000	3,209,153
3.840%, 03/15/23	2,425,000	2,449,627
4.090%, 06/15/26	1,225,000	1,260,915
4.160%, 05/15/24 (144A)	1,195,000	1,211,265
4.180%, 03/15/24 (144A)	1,965,745	1,989,439
DT Auto Owner Trust
3.470%, 12/15/23 (144A)	1,709,096	1,715,024
3.550%, 11/15/22 (144A)	859,849	864,536
3.580%, 05/15/23 (144A)	969,000	974,751
3.770%, 10/17/22 (144A)	623,018	625,878
3.810%, 12/15/23 (144A)	1,211,000	1,224,686
Exeter Automobile Receivables Trust
2.840%, 08/16/21 (144A)	11,092	11,094
3.640%, 11/15/22 (144A)	1,410,000	1,416,754
3.950%, 12/15/22 (144A)	580,000	585,033
Flagship Credit Auto Trust
2.710%, 11/15/22 (144A)	1,195,000	1,196,227
3.790%, 12/16/24 (144A)	3,855,000	3,952,904
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	575,000	577,923
OneMain Direct Auto Receivables Trust
2.550%, 11/14/23 (144A)	2,400,000	2,401,583
2.820%, 07/15/24 (144A)	4,225,000	4,234,290
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,998,732
Santander Drive Auto Receivables Trust 4.670%, 02/15/23 (144A)	4,700,000	4,713,038
Santander Retail Auto Lease Trust 2.930%, 05/20/21 (144A)	2,259,743	2,265,945
Sonoran Auto Receivables Trust
4.750%, 07/15/24	4,260,964	4,346,184
4.750%, 06/15/25	4,525,587	4,616,099
Tricolor Auto Securitization Trust 5.050%, 12/15/20 (144A)	895,851	901,797
U.S. Auto Funding LLC 5.500%, 07/15/23 (144A)	1,763,389	1,796,722
United Auto Credit Securitization Trust 3.780%, 05/10/23 (144A)	3,140,000	3,154,865
USASF Receivables LLC 5.750%, 09/15/30 (144A)	443,995	443,315

Asset-Backed - Automobile—(Continued)
Veros Automobile Receivables Trust 4.050%, 02/15/24 (144A)	4,300,000	4,341,203
Westlake Automobile Receivables Trust 2.700%, 10/17/22 (144A)	142,032	142,114

		83,657,890

Asset-Backed - Credit Card—0.2%
Continental Credit Card 4.290%, 01/15/24 (144A) (f)	513,943	514,292
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	2,635,000	2,690,771

		3,205,063

Asset-Backed - Other—7.6%
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,143,437	1,177,443
3.678%, 12/17/36 (144A)	91,081	94,505
4.201%, 12/17/36 (144A)	400,000	418,148
4.290%, 10/17/36 (144A)	300,000	314,401
4.596%, 12/17/36 (144A)	250,000	264,424
5.036%, 10/17/52 (144A)	1,900,000	2,042,349
5.639%, 04/17/52 (144A)	500,000	538,066
6.231%, 10/17/36 (144A)	650,000	722,481
6.418%, 12/17/36 (144A)	300,000	336,855
American Tower Trust I 3.070%, 03/15/48 (144A)	920,000	931,576
Business Jet Securities LLC
4.212%, 07/15/34	3,476,378	3,566,664
4.335%, 02/15/33 (144A)	3,518,617	3,556,307
4.447%, 06/15/33 (144A)	2,485,782	2,521,978
Camillo 5.000%, 12/05/23 (g) (h)	3,454,025	3,446,461
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	647,325	646,138
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (f) (g) (h)	1,078,519	36,670
COOF Securitization Trust, Ltd. 2.997%, 06/25/40 (144A) (a) (b)	784,717	70,605
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	1,832,721	1,831,039
3.880%, 03/15/52 (144A)	2,470,000	2,585,404
CSMA
2.000%, 04/25/23	3,855,191	3,855,191
3.500%, 07/25/23 (g) (h)	2,227,871	2,225,643
Diamond Resorts Owner Trust
3.270%, 10/22/29 (144A)	798,722	806,366
3.700%, 01/21/31 (144A)	1,675,780	1,714,418
DT Asset Trust 5.840%, 12/16/22	2,000,000	2,001,633
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	92,966	93,013
Fort Credit LLC 4.615%, 1M LIBOR + 2.830%, 11/16/35 (144A) (a) (f)	5,900,000	5,937,837
Foundation Finance Trust 3.860%, 11/15/34 (144A)	1,659,246	1,683,370

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Freedom Financial Network LLC
2.620%, 11/18/26 (144A)	1,444,599	$1,444,539
3.610%, 07/18/24 (144A)	596,278	598,872
3.990%, 10/20/25 (144A)	1,566,073	1,576,861
FTF Funding II LLC 5.500%, 08/15/20	3,277,092	3,278,205
GMAT Trust 6.967%, 11/25/43 (144A) (i)	11,540	11,538
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	221,803	221,919
Goodgreen Trust
2.760%, 10/15/54 (144A)	1,875,047	1,858,161
3.260%, 10/15/53 (144A)	2,213,295	2,243,671
3.740%, 10/15/52 (144A)	469,338	483,549
5.000%, 10/20/51	3,583,540	3,534,139
HERO Funding Trust
3.080%, 09/20/42 (144A)	554,021	556,090
3.950%, 09/20/48 (144A)	1,924,563	1,964,935
4.460%, 09/20/47 (144A)	1,500,360	1,565,528
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	607,615	609,907
Kabbage Funding LLC 3.825%, 03/15/24 (144A)	5,285,000	5,342,774
KGS-Alpha SBA COOF Trust
0.618%, 05/25/39 (144A) (a) (b)	3,415,404	52,338
0.828%, 08/25/38 (144A) (a) (b)	2,843,826	62,308
1.700%, 03/25/39 (144A) (a) (b)	2,912,787	123,362
2.918%, 04/25/40 (144A) (a) (b)	773,026	62,489
Lendingpoint Asset Securitization Trust 3.071%, 11/10/25 (144A)	3,689,301	3,688,117
LV Tower 52 Issuer LLC
5.750%, 07/15/19 (144A) (f)	1,596,954	1,604,939
7.750%, 07/15/19 (144A)	830,512	838,792
OnDeck Asset Securitization Trust LLC 3.500%, 04/18/22 (144A)	526,000	526,455
OneMain Financial Issuance Trust
3.660%, 02/20/29 (144A)	271,179	271,718
6.000%, 02/20/29 (144A)	1,000,000	1,017,307
Oportun Funding IV LLC 3.230%, 06/08/23 (144A)	1,187,000	1,187,114
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	4,465,000	4,520,052
Oportun Funding LLC 3.970%, 06/08/23 (144A) (a)	2,500,000	2,501,480
Oportun Funding VII LLC 3.220%, 10/10/23 (144A)	988,000	989,767
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	6,506,000	6,677,903
Pretium Mortgage Credit Partners LLC 4.826%, 09/25/58 (144A) (i)	1,661,064	1,669,102
Progress Residential Trust 4.656%, 08/17/35 (144A)	2,568,000	2,623,022
Purchasing Power Funding LLC 3.340%, 08/15/22 (144A)	5,950,000	5,958,739
Renew Financial 3.670%, 09/20/52 (144A)	603,546	618,936

Asset-Backed - Other—(Continued)
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (f)	2,093,993	2,141,843
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	131,089	131,403
SOL S.p.A. 4.160%, 02/09/30	1,668,991	1,690,590
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,183,105	1,180,566
Upgrade Receivables Trust 3.760%, 11/15/24 (144A)	337,426	338,166
Vericrest Opportunity Loan Trust 3.278%, 11/25/49 (144A) (i)	2,359,477	2,353,683
Vericrest Opportunity Loan Trust LLC 3.260%, 01/27/23	411,165	409,304
VM DEBT LLC 7.500%, 06/15/24	2,400,000	2,400,000
VOLT LXIV LLC 3.375%, 10/25/47 (144A) (i)	1,750,048	1,751,115
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	1,217,104	1,255,452

		117,355,735

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 2.592%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	784,049	772,291

Total Asset-Backed Securities (Cost $204,434,760)		204,990,979

Mortgage-Backed Securities—4.4%

Collateralized Mortgage Obligations—2.6%
ACRE TL 6.196%, 12/15/20	3,800,000	3,800,000
Banc of America Funding Trust 4.832%, 05/20/34 (a)	419,776	433,856
Bear Stearns ALT-A Trust 2.432%, 1M LIBOR + 0.640%, 07/25/34 (a)	358,756	359,126
Global Mortgage Securitization, Ltd. 2.112%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	302,064	286,253
HarborView Mortgage Loan Trust 4.231%, 05/19/34 (a)	631,759	652,262
Headlands Residential LLC
3.875%, 08/25/22 (144A) (i)	3,600,000	3,613,251
3.967%, 06/25/24 (144A) (i)	3,100,000	3,112,503
4.250%, 06/25/23 (144A) (i)	4,450,000	4,487,190
Impac CMB Trust 2.532%, 1M LIBOR + 0.740%, 11/25/34 (a)	1,864,453	1,896,081
JPMorgan Mortgage Trust 4.692%, 08/25/34 (a)	103,730	107,852
MASTR Asset Securitization Trust 5.500%, 12/25/33	248,413	252,024
Merrill Lynch Mortgage Investors Trust
2.252%, 1M LIBOR + 0.460%, 04/25/29 (a)	305,201	297,976
2.292%, 1M LIBOR + 0.500%, 05/25/29 (a)	931,439	925,350

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Merrill Lynch Mortgage Investors Trust
2.412%, 1M LIBOR + 0.620%, 10/25/28 (a)	376,685	$379,807
2.432%, 1M LIBOR + 0.640%, 10/25/28 (a)	683,060	683,828
2.574%, 6M LIBOR + 0.680%, 01/25/29 (a)	461,277	465,911
Seasoned Credit Risk Transfer Trust
3.500%, 07/25/58	4,991,800	5,249,971
3.500%, 10/25/58	1,350,000	1,409,832
Sequoia Mortgage Trust
2.365%, 1M LIBOR + 0.600%, 12/20/34 (a)	887,162	888,739
2.405%, 1M LIBOR + 0.640%, 01/20/34 (a)	469,912	470,615
2.425%, 1M LIBOR + 0.660%, 07/20/33 (a)	710,016	715,689
2.445%, 1M LIBOR + 0.680%, 10/20/34 (a)	921,615	909,712
2.525%, 1M LIBOR + 0.760%, 04/20/33 (a)	460,742	456,478
Structured Asset Mortgage Investments Trust 2.664%, 1M LIBOR + 0.900%, 05/19/33 (a)	842,477	853,463
Structured Asset Mortgage Investments Trust II
2.464%, 1M LIBOR + 0.700%, 01/19/34 (a)	876,593	867,196
2.464%, 1M LIBOR + 0.700%, 03/19/34 (a)	895,585	888,306
Structured Asset Securities Corp. Mortgage Loan Trust 2.392%, 1M LIBOR + 0.600%, 10/25/27 (a)	160,689	160,220
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 4.008%, 11/25/33 (a)	372,122	377,379
Thornburg Mortgage Securities Trust
2.432%, 1M LIBOR + 0.640%, 09/25/43 (a)	452,745	457,646
3.649%, 12/25/44 (a)	646,504	660,004
4.459%, 04/25/45 (a)	1,231,513	1,234,584
Toorak Mortgage Corp. 3.721%, 09/25/22 (i)	2,107,000	2,109,781

		39,462,885

Commercial Mortgage-Backed Securities—1.8%
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,254,800
BB-UBS Trust
2.892%, 06/05/30 (144A)	240,000	239,973
3.430%, 11/05/36 (144A)	2,950,000	3,059,660
BXMT, Ltd.
3.687%, 1M LIBOR + 1.950%, 06/15/35 (144A) (a)	2,200,000	2,192,296
4.437%, 1M LIBOR + 2.700%, 06/15/35 (144A) (a)	1,860,000	1,859,993
Commercial Mortgage Trust
0.216%, 07/10/45 (144A) (a) (b)	119,969,510	924,497
3.815%, 04/10/33 (144A) (a)	1,450,000	1,556,670
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	982,046
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	3,062,802
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	831,740
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,997,000	1,925,986
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	541,787
RR Trust Zero Coupon, 04/26/48 (144A) (c) (f)	8,830,000	6,841,199

Commercial Mortgage-Backed Securities—(Continued)
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,424,191
Wells Fargo Commercial Mortgage Trust
2.710%, 03/18/28 (144A) (a)	1,000,000	998,844
2.819%, 08/15/50	22,090	22,068
WF-RBS Commercial Mortgage Trust 4.261%, 03/15/45 (144A) (a)	300,000	306,427

		28,024,979

Total Mortgage-Backed Securities (Cost $65,768,880)		67,487,864

Foreign Government—1.1%

Sovereign—1.1%
Colombia Government International Bonds
4.000%, 02/26/24	923,000	972,325
5.000%, 06/15/45	749,000	869,964
5.625%, 02/26/44	200,000	248,500
7.375%, 09/18/37	200,000	284,000
Israel Government AID Bonds
Zero Coupon, 11/01/24	8,960,000	8,108,916
Zero Coupon, 08/15/25	2,500,000	2,219,841
Mexico Government International Bonds
3.600%, 01/30/25	537,000	561,305
4.125%, 01/21/26	189,000	201,852
4.350%, 01/15/47	228,000	240,540
4.600%, 01/23/46	959,000	1,040,515
4.600%, 02/10/48	200,000	219,002
5.750%, 10/12/10	500,000	591,500
Panama Government International Bond 4.500%, 04/16/50	350,000	414,225
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	422,634

Total Foreign Government (Cost $15,703,136)		16,395,119

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $46,206,520; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $47,130,255.	46,204,980	46,204,980

Total Short-Term Investments (Cost $46,204,980)		46,204,980

Securities Lending Reinvestments (j)—1.3%

Certificates of Deposit—0.8%
Bank of Nova Scotia 1.840%, FEDEFF PRV + 0.290%, 07/10/20 (a)	1,003,080	999,946

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (j)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (a)	1,000,000	$999,940
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (a)	1,000,000	1,001,204
China Construction Bank Corp. 2.300%, 01/21/20	1,000,000	1,000,164
DZ Bank AG Zero Coupon, 01/21/20	1,492,007	1,498,485
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	1,000,000	1,000,045
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (a)	1,500,000	1,499,995
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,000,000	2,000,132
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (a)	2,000,000	1,999,995

		11,999,906

Commercial Paper—0.1%
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040

Repurchase Agreements—0.4%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,512,714; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $2,513,736; collateralized by various Common Stock with an aggregate market value of $2,750,329.	2,500,000	2,500,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $475,769; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $485,243.	475,728	475,728
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $700,237; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $759,611.	700,000	700,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		7,175,728

Total Securities Lending Reinvestments (Cost $20,172,537)		20,174,674

Total Investments—100.9% (Cost $1,496,406,764)		1,545,942,616
Other assets and liabilities (net)—(0.9)%		(13,960,177)

Net Assets—100.0%		$1,531,982,439

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $19,607,927 and the collateral received consisted of cash in the amount of $20,164,938. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $17,076,780, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.4% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $274,677,863, which is 17.9% of net assets.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2019

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Conix Mortgage Asset Trust, 4.704%, 12/25/47	5/16/13	$1,078,519	$1,078,519	$36,670
Continental Credit Card, 4.290%, 01/15/24	12/12/17	513,943	513,912	514,292
Fort Credit LLC, 4.615%, 11/16/35	11/28/18	5,900,000	5,900,000	5,937,837
LV Tower 52 Issuer LLC, 5.750%, 07/15/19	08/03/15-02/10/17	1,596,954	1,595,159	1,604,939
RR Trust, Zero Coupon, 04/26/48	05/24/18-05/29/18	8,830,000	5,926,793	6,841,199
Rice Park Financing Trust, 4.625%, 10/31/41	11/30/16	2,093,993	2,087,413	2,141,843

				$17,076,780

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ICE)—	Intercontinental Exchange, Inc.
(ARM)—	Adjustable-Rate Mortgage
(REMIC)—	Real Estate Mortgage Investment Conduit

(CMO)—	Collateralized Mortgage Obligation

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$801,302,565	$—	$801,302,565
Total Corporate Bonds & Notes*	—	389,386,435	—	389,386,435
Asset-Backed Securities
Asset-Backed - Automobile	—	83,657,890	—	83,657,890
Asset-Backed - Credit Card	—	3,205,063	—	3,205,063
Asset-Backed - Other	—	111,646,961	5,708,774	117,355,735
Asset-Backed - Student Loan	—	772,291	—	772,291
Total Asset-Backed Securities	—	199,282,205	5,708,774	204,990,979
Total Mortgage-Backed Securities*	—	67,487,864	—	67,487,864
Total Foreign Government*	—	16,395,119	—	16,395,119
Total Short-Term Investment*	—	46,204,980	—	46,204,980
Total Securities Lending Reinvestments*	—	20,174,674	—	20,174,674
Total Investments	$—	$1,540,233,842	$5,708,774	$1,545,942,616

Collateral for Securities Loaned (Liability)	$—	$(20,164,938)	$—	$(20,164,938)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

Transfers from Level 2 to Level 3 in the amount of $3,498,912 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,545,942,616
Cash	18,487
Receivable for:
Fund shares sold	271,494
Principal paydowns	23,737
Interest	7,012,306
Prepaid expenses	4,386

Total Assets	1,553,273,026
Liabilities
Collateral for securities loaned	20,164,938
Payables for:
Fund shares redeemed	100,450
Accrued Expenses:
Management fees	533,938
Distribution and service fees	95,334
Deferred trustees’ fees	153,931
Other expenses	241,996

Total Liabilities	21,290,587

Net Assets	$1,531,982,439

Net Assets Consist of:
Paid in surplus	$1,520,128,293
Distributable earnings (Accumulated losses)	11,854,146

Net Assets	$1,531,982,439

Net Assets
Class A	$1,082,247,634
Class B	449,734,805
Capital Shares Outstanding*
Class A	104,497,430
Class B	43,508,847
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.36
Class B	10.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,496,406,764.
(b)	Includes securities loaned at value of $19,607,927.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest (a)	$54,405,754
Securities lending income	127,154

Total investment income	54,532,908
Expenses
Management fees	9,643,483
Administration fees	75,427
Custodian and accounting fees	181,243
Distribution and service fees—Class B	1,102,137
Audit and tax services	93,140
Legal	42,582
Trustees’ fees and expenses	60,867
Shareholder reporting	61,435
Insurance	13,119
Miscellaneous	21,293

Total expenses	11,294,726
Less management fee waiver	(2,454,705)

Net expenses	8,840,021

Net Investment Income	45,692,887

Net Realized and Unrealized Gain
Net realized gain on investments	5,848,384

Net change in unrealized appreciation on investments	91,800,955

Net realized and unrealized gain	97,649,339

Net Increase in Net Assets From Operations	$143,342,226

(a)	Net of foreign withholding taxes of $288.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,692,887	$60,306,536
Net realized gain (loss)	5,848,384	(10,236,488)
Net change in unrealized appreciation (depreciation)	91,800,955	(48,666,503)

Increase in net assets from operations	143,342,226	1,403,545

From Distributions to Shareholders
Class A	(51,907,154)	(56,508,343)
Class B	(19,719,147)	(12,767,194)

Total distributions	(71,626,301)	(69,275,537)

Decrease in net assets from capital share transactions	(745,460,799)	(136,931,127)

Total decrease in net assets	(673,744,874)	(204,803,119)

Net Assets
Beginning of period	2,205,727,313	2,410,530,432

End of period	$1,531,982,439	$2,205,727,313

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	172,711	$1,767,692	3,986,619	$40,752,591
Reinvestments	5,175,190	51,907,154	5,772,047	56,508,343
Redemptions	(77,621,253)	(799,244,494)	(20,000,127)	(198,137,116)

Net decrease	(72,273,352)	$(745,569,648)	(10,241,461)	$(100,876,182)

Class B
Sales	4,578,083	$47,023,559	3,162,301	$31,697,560
Reinvestments	1,966,017	19,719,147	1,305,439	12,767,194
Redemptions	(6,511,566)	(66,633,857)	(8,100,149)	(80,519,699)

Net increase (decrease)	32,534	$108,849	(3,632,409)	$(36,054,945)

Decrease derived from capital shares transactions		$(745,460,799)		$(136,931,127)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.02	$10.30	$10.22	$10.28	$10.47

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.26	0.24	0.22	0.20
Net realized and unrealized gain (loss)	0.57	(0.24)	0.12	0.04	(0.13)

Total income (loss) from investment operations	0.84	0.02	0.36	0.26	0.07

Less Distributions
Distributions from net investment income	(0.50)	(0.30)	(0.28)	(0.32)	(0.26)

Total distributions	(0.50)	(0.30)	(0.28)	(0.32)	(0.26)

Net Asset Value, End of Period	$10.36	$10.02	$10.30	$10.22	$10.28

Total Return (%) (b)	8.50	0.28	3.56	2.49	0.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	2.67	2.62	2.34	2.09	1.93
Portfolio turnover rate (%)	30	24	23	18	9
Net assets, end of period (in millions)	$1,082.2	$1,771.1	$1,926.3	$1,905.2	$2,008.9

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.00	$10.28	$10.20	$10.26	$10.45

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.21	0.19	0.18
Net realized and unrealized gain (loss)	0.56	(0.24)	0.13	0.05	(0.13)

Total income (loss) from investment operations	0.81	0.00	0.34	0.24	0.05

Less Distributions
Distributions from net investment income	(0.47)	(0.28)	(0.26)	(0.30)	(0.24)

Total distributions	(0.47)	(0.28)	(0.26)	(0.30)	(0.24)

Net Asset Value, End of Period	$10.34	$10.00	$10.28	$10.20	$10.26

Total Return (%) (b)	8.21	0.02	3.31	2.23	0.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.42	2.37	2.09	1.84	1.69
Portfolio turnover rate (%)	30	24	23	18	9
Net assets, end of period (in millions)	$449.7	$434.7	$484.2	$478.9	$480.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $46,204,980. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,175,728. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(6,845,738)	$—	$—	$—	$(6,845,738)
U.S. Treasury & Government Agencies	(13,319,200)	—	—	—	(13,319,200)
Total	$(20,164,938)	$—	$—	$—	$(20,164,938)
Total Borrowings	$(20,164,938)	$—	$—	$—	$(20,164,938)
Gross amount of recognized liabilities for securities lending transactions					$(20,164,938)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$350,177,210	$164,893,159	$800,222,107	$513,031,096

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $9,643,483.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,502,526,170

Gross unrealized appreciation	54,950,936
Gross unrealized depreciation	(11,534,490)

Net unrealized appreciation (depreciation)	$43,416,446

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$71,626,301	$69,275,537	$—	$—	$71,626,301	$69,275,537

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$52,462,821	$—	$43,416,446	$(83,871,189)	$12,008,078

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $889,134 and accumulated long-term capital losses of $82,982,055.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three-, and five-year periods ended October 31, 2019, but underperformed it for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 16.91%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Throughout 2019 economic activity and asset markets moved in opposing directions as earnings growth flatlined and world Gross Domestic Product (“GDP”) sank to below trend, yet all major asset classes posted strong gains. In our view, three factors—a global manufacturing slump, heightened geopolitical tension and easier monetary policy—were the key themes of 2019. On a relative basis, U.S. large-cap equity was the best-performing equity market for the year, returning 31.5% as measured by the S&P 500 Index. Global equity markets were up 28.4% for the year, as measured by the MSCI World Index. Developed international equity markets were up 22.7% as measured by the MSCI EAFE Index while emerging markets returned 18.9% as measured by the MSCI Emerging Markets Index. U.S. fixed income markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.7%.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year yield curve experienced a formal inversion at the end of the quarter. This abnormal event occurs when short-term Treasuries (3-month) have higher yields than long-term Treasuries (10-year). This typically leads to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a still generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the Federal Reserve Bank’s (the “Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. manufacturing as measured by the Purchasing Managers’ Index, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500 Index posted solid gains throughout the fourth quarter of 2019, largely driven by the strength of the consumer. Corporate profits remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One” trade deal, easing concern surrounding the most extreme trade war scenarios.

Global fixed income markets had a solid year of returns as interest rates globally fell due to dovish central bank policies, meaning policy makers were favoring more accommodative policy. After raising the Federal Funds Rate by 25 basis points (“bps”) on nine separate occasions since the beginning of 2015, the Fed reversed direction and cut rates by 75 bps to a range of 1.50—1.75% to end the year. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.7% in U.S. Dollar terms as the 10-year U.S. Treasury rate fell 77 bps throughout the year. High Yield bonds benefited from both a fall in yields and a robust equity market while returning 14.3% over the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation (“SAA”) has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation as well as through employing a de-risking framework known as Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are also adjusted on the portfolio managers’ tactical asset allocation views. These views are informed by quantitative and qualitative inputs and aim to add additional returns within the Portfolio by tactically adjusting allocations away from the SAA over short term horizons. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting de-risking (exposure reduction) in fixed income, U.S. equities, emerging market equities, developed international equities, and convertibles. Given the rally in global equity and fixed income markets over the year, the negative momentum signals in SEM subsided and the Portfolio was fully re-risked from February through year end. Aside from de-risking activity driven by SEM, Portfolio Managers expressed various tactical overweights and underweights during the year. Tactically, the Portfolio was underweight equities going into the year. Throughout the year, positioning shifted more positively towards equities and the Portfolio was overweight going into the fourth quarter of 2019. The Portfolio also maintained an underweight to global duration. Overall, SEM activity detracted from performance for the year.

The Portfolio’s underperformance relative to the benchmark was driven by asset allocation and security selection decisions. Asset allocation decisions had an overall negative impact on the Portfolio over the period, primarily driven by our emphasis on core U.S. fixed income and commodities. The Portfolio was underweight duration relative to the benchmark during the period which hurt performance as interest rates fell during the course of the year. A tactical over weight to U.S. equity markets aided relative return. Security selection

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

decisions had a negative impact on the Portfolio performance over the period mainly driven by the Portfolio’s international equity exposure.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During 2019, the Portfolio utilized equity futures, Treasury futures, foreign fixed income futures, commodity futures, interest rate swaps and currency forwards for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

At the end of the period, the Portfolio had an overweight allocation to equity, which is comprised of overweights to U.S. equity and emerging markets equity. The Portfolio had no de-risking as of the end of December 2019. With respect to its other allocations, the Portfolio is underweight international developed equity, investment grade fixed income, and emerging markets debt.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
JPMorgan Global Active Allocation Portfolio
Class B	16.91	5.62	6.76
Dow Jones Moderate Index	18.60	6.61	7.45

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Financials	7.7
Information Technology	5.6
Consumer Discretionary	4.8
Industrials	4.7
Health Care	4.5

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	17.6
Corporate Bonds & Notes	15.8
U.S. Treasury & Government Agencies	8.7
Asset-Backed Securities	2.1
Mortgage-Backed Securities	0.6

Top Equity Holdings

% of Net Assets
Microsoft Corp.	0.6
Nestle S.A.	0.6
Apple, Inc.	0.5
Roche Holding AG	0.5
Novartis AG	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Coupon Strips	2.0
Fannie Mae Pool	1.7
U.S. Treasury Notes	1.4
U.S. Treasury Bonds	1.3
Booking Holdings, Inc.	0.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.95%	$1,000.00	$1,057.80	$4.93
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—36.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE	16,750	$2,457,521
Austal, Ltd.	99,964	269,025
Boeing Co. (The)	705	229,661
General Dynamics Corp.	5,921	1,044,168
Northrop Grumman Corp.	1,201	413,108
Safran S.A.	25,954	4,023,243
Thales S.A.	10,774	1,120,925
Ultra Electronics Holdings plc	19,851	557,043
United Technologies Corp.	10,404	1,558,103

		11,672,797

Air Freight & Logistics—0.1%
bpost S.A.	24,859	288,084
Deutsche Post AG	40,319	1,539,362
Yamato Holdings Co., Ltd.	17,800	304,400

		2,131,846

Airlines—0.3%
Dart Group plc	14,399	322,933
Delta Air Lines, Inc.	22,830	1,335,098
Japan Airlines Co., Ltd.	21,800	680,279
Qantas Airways, Ltd.	362,866	1,812,920
Ryanair Holdings plc (ADR) (a)	22,635	1,983,052
Southwest Airlines Co.	8,273	446,577
United Airlines Holdings, Inc. (a)	1,050	92,494

		6,673,353

Auto Components—0.1%
Bridgestone Corp.	26,400	980,571
Magna International, Inc.	4,035	221,279
Sumitomo Electric Industries, Ltd.	44,100	661,677
TS Tech Co., Ltd.	12,800	397,013
Yokohama Rubber Co., Ltd. (The)	21,400	414,110

		2,674,650

Automobiles—0.8%
Astra International Tbk PT	1,940,800	963,909
Daimler AG	33,130	1,836,833
General Motors Co.	9,702	355,093
Honda Motor Co., Ltd.	65,800	1,856,033
Mahindra & Mahindra, Ltd. (GDR)	139,485	1,054,507
Peugeot S.A.	78,530	1,880,741
Renault S.A.	23,744	1,126,410
Tesla, Inc. (a) (b)	2,694	1,126,981
Toyota Motor Corp.	95,500	6,724,134

		16,924,641

Banks—3.5%
Australia & New Zealand Banking Group, Ltd.	95,116	1,647,843
Banco Santander Chile (ADR)	27,790	641,115
Banco Santander S.A.	196,176	828,337
Bank Central Asia Tbk PT	628,900	1,510,852
Bank of America Corp.	112,962	3,978,522
Bank Rakyat Indonesia Persero Tbk PT	5,910,500	1,865,343
Bankia S.A.	308,368	660,086

Banks—(Continued)
BAWAG Group AG (144A)	5,694	$259,673
BNP Paribas S.A.	41,666	2,480,260
BOC Hong Kong Holdings, Ltd.	125,000	435,294
Capitec Bank Holdings, Ltd.	10,270	1,061,306
Citigroup, Inc.	32,939	2,631,497
Citizens Financial Group, Inc.	22,520	914,537
Commonwealth Bank of Australia	7,311	411,016
Credicorp, Ltd.	6,460	1,376,820
DBS Group Holdings, Ltd.	201,500	3,883,964
DNB ASA	113,086	2,119,228
East West Bancorp, Inc.	9,534	464,306
Erste Group Bank AG	34,888	1,312,208
Fifth Third Bancorp	16,612	510,653
FinecoBank Banca Fineco S.p.A. (b)	83,243	999,183
First Republic Bank (b)	8,530	1,001,849
Grupo Financiero Banorte S.A.B. de C.V. - Class O	181,800	1,014,984
HDFC Bank, Ltd. (ADR)	98,143	6,219,322
HSBC Holdings plc	296,375	2,327,477
ING Groep NV	118,688	1,426,397
Israel Discount Bank, Ltd. - Class A	160,026	742,691
Itau Unibanco Holding S.A. (ADR)	232,555	2,127,878
KeyCorp	30,784	623,068
Kotak Mahindra Bank, Ltd.	45,774	1,080,006
Lloyds Banking Group plc	1,018,427	850,006
M&T Bank Corp.	5,633	956,202
Mitsubishi UFJ Financial Group, Inc.	698,700	3,776,196
National Australia Bank, Ltd.	9,815	170,068
Norwegian Finans Holding ASA (a)	56,640	614,848
PNC Financial Services Group, Inc. (The)	9,169	1,463,647
Public Bank Bhd	102,400	487,037
Regions Financial Corp.	10,180	174,689
Sberbank of Russia PJSC	71,260	292,497
Sberbank of Russia PJSC (ADR)	148,355	2,433,022
Shinsei Bank, Ltd.	64,200	980,032
Skandinaviska Enskilda Banken AB - Class A	113,166	1,064,563
Standard Chartered plc	176,805	1,669,856
Sumitomo Mitsui Financial Group, Inc.	91,200	3,357,272
Sumitomo Mitsui Trust Holdings, Inc.	29,400	1,160,183
Svenska Handelsbanken AB - A Shares	140,947	1,517,621
Truist Financial Corp.	20,593	1,159,798
U.S. Bancorp	11,125	659,601
UniCredit S.p.A.	9,824	143,630
United Overseas Bank, Ltd.	78,400	1,542,121
Wells Fargo & Co.	42,300	2,275,740
Westpac Banking Corp.	22,351	380,886

		73,685,230

Beverages—0.8%
Ambev S.A. (ADR)	297,865	1,388,051
Anheuser-Busch InBev S.A.	24,963	2,047,003
Asahi Group Holdings, Ltd.	12,600	575,564
Britvic plc	18,574	222,915
Budweiser Brewing Co. APAC, Ltd. (a)	580,200	1,958,969
Carlsberg A/S - Class B	9,598	1,431,790
Coca-Cola Co. (The)	26,270	1,454,044
Constellation Brands, Inc. - Class A	3,131	594,107

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Diageo plc	28,223	$1,189,308
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	11,175	1,056,149
Heineken NV	5,766	615,068
Keurig Dr Pepper, Inc. (b)	10,006	289,674
Kweichow Moutai Co., Ltd. - Class A	8,456	1,437,675
PepsiCo, Inc.	985	134,620
Pernod-Ricard S.A.	10,175	1,821,381

		16,216,318

Biotechnology—0.3%
AbbVie, Inc.	18,101	1,602,663
Alexion Pharmaceuticals, Inc. (a)	3,170	342,835
Amgen, Inc.	4,312	1,039,494
Biogen, Inc. (a)	1,657	491,682
CSL, Ltd.	6,050	1,174,130
Exact Sciences Corp. (a) (b)	5,887	544,430
Exelixis, Inc. (a)	17,715	312,138
Intercept Pharmaceuticals, Inc. (a)	2,561	317,359
Regeneron Pharmaceuticals, Inc. (a)	1,776	666,852
Sage Therapeutics, Inc. (a)	2,238	161,561
Vertex Pharmaceuticals, Inc. (a)	2,306	504,899

		7,158,043

Building Products—0.2%
Cie de St-Gobain	21,852	897,890
Daikin Industries, Ltd.	12,900	1,814,135
Fortune Brands Home & Security, Inc.	9,465	618,443
Masco Corp.	7,153	343,273

		3,673,741

Capital Markets—1.0%
3i Group plc	239,380	3,488,991
Ameriprise Financial, Inc.	1,457	242,707
BlackRock, Inc.	1,543	775,666
Charles Schwab Corp. (The)	35,575	1,691,947
Credit Suisse Group AG	66,911	908,046
Deutsche Bank AG	28,905	224,241
Deutsche Boerse AG	7,904	1,243,048
Euronext NV	9,805	800,098
Hong Kong Exchanges and Clearing, Ltd.	79,800	2,586,442
Intercontinental Exchange, Inc.	9,351	865,435
Invesco, Ltd.	9,724	174,838
IOOF Holdings, Ltd.	47,607	262,729
LPL Financial Holdings, Inc.	295	27,214
Macquarie Group, Ltd.	1,598	154,994
Magellan Financial Group, Ltd.	27,285	1,094,869
MarketAxess Holdings, Inc.	100	37,911
Morgan Stanley	37,937	1,939,339
Nasdaq, Inc.	5,086	544,711
Natixis S.A.	62,081	276,689
Northern Trust Corp.	4,298	456,619
S&P Global, Inc.	5,103	1,393,374
State Street Corp.	1,477	116,831
T. Rowe Price Group, Inc.	6,634	808,287

Capital Markets—(Continued)
TD Ameritrade Holding Corp.	3,980	197,806

		20,312,832

Chemicals—0.6%
AdvanSix, Inc. (a)	5,317	106,127
Air Liquide S.A.	21,051	2,991,907
Akzo Nobel NV	15,469	1,577,191
BASF SE	5,466	414,523
Celanese Corp.	3,071	378,102
Chr Hansen Holding A/S	7,451	591,909
Corteva, Inc. (a) (b)	9,327	275,706
Daicel Corp.	79,300	756,460
Dow, Inc. (a)	5,935	324,823
DuPont de Nemours, Inc.	4,709	302,318
Eastman Chemical Co.	6,367	504,648
Linde plc	1,692	360,227
LyondellBasell Industries NV - Class A	2,240	211,635
NOF Corp.	11,300	374,846
Orica, Ltd.	22,681	350,541
Showa Denko KK	29,300	771,788
Teijin, Ltd.	18,900	352,657
Tokuyama Corp.	14,100	365,407
Toray Industries, Inc.	87,700	599,177
Zeon Corp.	36,300	451,026

		12,061,018

Commercial Services & Supplies—0.2%
Cintas Corp.	271	72,921
Copart, Inc. (a)	8,015	728,884
Edenred	17,036	881,527
SPIE S.A.	36,511	744,255
Waste Connections, Inc.	12,206	1,108,183
Waste Management, Inc.	5,392	614,472

		4,150,242

Communications Equipment—0.1%
Arista Networks, Inc. (a)	1,562	317,711
Cisco Systems, Inc.	16,369	785,057
CommScope Holding Co., Inc. (a) (b)	21,375	303,311
Motorola Solutions, Inc.	436	70,257
Nokia Oyj	81,252	301,433

		1,777,769

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	50,472	2,023,240
Eiffage S.A.	15,652	1,793,544
Kyudenko Corp.	8,800	259,583
Obayashi Corp.	32,000	354,812
Skanska AB - B Shares	49,340	1,115,680
Vinci S.A.	12,792	1,421,132

		6,967,991

Construction Materials—0.3%
CRH plc (a)	10,609	425,548
HeidelbergCement AG	8,884	647,556

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Construction Materials—(Continued)
LafargeHolcim, Ltd.	40,252	$2,232,045
Martin Marietta Materials, Inc.	3,026	846,191
Rhi Magnesita NV	3,819	195,445
Siam Cement PCL (The)	59,100	773,432
Vulcan Materials Co.	4,190	603,318
Wienerberger AG	21,481	636,420

		6,359,955

Consumer Finance—0.2%
American Express Co.	11,695	1,455,910
Capital One Financial Corp.	22,249	2,289,645
Synchrony Financial	6,164	221,966

		3,967,521

Containers & Packaging—0.2%
Avery Dennison Corp.	4,820	630,552
Ball Corp.	19,532	1,263,135
Crown Holdings, Inc. (a)	3,989	289,362
Graphic Packaging Holding Co.	26,148	435,364
Packaging Corp. of America (b)	4,852	543,376
WestRock Co.	15,365	659,312

		3,821,101

Distributors—0.0%
D’ieteren S.A.	3,890	273,412

Diversified Consumer Services—0.0%
H&R Block, Inc.	1,757	41,254

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	12,747	2,887,195
EXOR NV	15,632	1,212,300
FirstRand, Ltd.	386,685	1,739,069
M&G plc (a)	311,702	980,734
Mitsubishi UFJ Lease & Finance Co., Ltd.	107,100	689,300
ORIX Corp.	66,000	1,098,594
Voya Financial, Inc.	1,521	92,750

		8,699,942

Diversified Telecommunication Services—0.6%
AT&T, Inc.	1,676	65,498
Deutsche Telekom AG	100,717	1,645,874
Nippon Telegraph & Telephone Corp.	135,000	3,419,525
Orange S.A.	66,113	971,485
Swisscom AG	1,581	837,269
Telefonica S.A.	49,242	344,165
Telenor ASA	178,078	3,193,922
Verizon Communications, Inc.	37,418	2,297,465

		12,775,203

Electric Utilities—0.8%
American Electric Power Co., Inc.	9,886	934,326
Duke Energy Corp.	4,012	365,935
Edison International	8,753	660,064
Endesa S.A.	73,908	1,973,201

Electric Utilities—(Continued)
Enel S.p.A.	397,839	3,164,970
Entergy Corp.	9,510	1,139,298
FirstEnergy Corp.	2,000	97,200
Iberdrola S.A.	259,690	2,674,557
NextEra Energy, Inc.	8,261	2,000,484
Southern Co. (The)	8,055	513,103
SSE plc	82,164	1,574,256
Verbund AG	3,049	153,107
Xcel Energy, Inc.	17,297	1,098,187

		16,348,688

Electrical Equipment—0.4%
AMETEK, Inc.	6,210	619,385
Eaton Corp. plc	12,600	1,193,472
Emerson Electric Co.	1,537	117,212
Generac Holdings, Inc. (a)	7,980	802,708
Mabuchi Motor Co., Ltd.	25,900	978,748
Schneider Electric SE	46,857	4,820,092
Signify NV	27,459	858,655

		9,390,272

Electronic Equipment, Instruments & Components—0.5%
Amano Corp.	11,100	337,785
Amphenol Corp. - Class A	4,939	534,548
Arrow Electronics, Inc. (a)	4,875	413,108
Barco NV	2,172	534,552
Delta Electronics, Inc.	228,867	1,157,175
Hitachi, Ltd.	59,400	2,502,049
Ingenico Group S.A.	4,956	538,799
Japan Aviation Electronics Industry, Ltd.	12,000	241,745
Keyence Corp.	1,400	495,534
Keysight Technologies, Inc. (a)	6,440	660,937
Landis & Gyr Group AG	11,037	1,149,318
Largan Precision Co., Ltd.	6,000	1,002,538
Zebra Technologies Corp. - Class A (a)	3,240	827,626

		10,395,714

Entertainment—0.4%
Capcom Co., Ltd.	30,100	836,000
Electronic Arts, Inc. (a)	3,541	380,693
GungHo Online Entertainment, Inc. (a) (b)	12,310	261,905
Netflix, Inc. (a)	4,778	1,546,017
Nexon Co., Ltd. (a)	67,800	896,787
Nintendo Co., Ltd.	4,900	1,977,867
Spotify Technology S.A. (a)	3,968	593,414
Take-Two Interactive Software, Inc. (a)	7,298	893,494
Walt Disney Co. (The)	2,122	306,905

		7,693,082

Equity Real Estate Investment Trusts—0.4%
American Homes 4 Rent Trust - Class A	13,387	350,873
AvalonBay Communities, Inc.	1,767	370,540
Brixmor Property Group, Inc.	19,768	427,186
Dexus	111,707	919,196
EastGroup Properties, Inc.	1,458	193,433

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Equinix, Inc.	738	$430,771
Equity Residential	4,818	389,873
Federal Realty Investment Trust	4,478	576,453
Goodman Group	103,193	970,033
Kimco Realty Corp.	21,590	447,129
Mid-America Apartment Communities, Inc.	5,630	742,372
Outfront Media, Inc.	16,215	434,886
Prologis, Inc.	6,209	553,470
Public Storage	3,721	792,424
Rayonier, Inc.	12,327	403,833
Unibail-Rodamco-Westfield	3,485	550,608
Ventas, Inc.	3,903	225,359
VICI Properties, Inc.	3,946	100,820
Weyerhaeuser Co.	8,194	247,459

		9,126,718

Food & Staples Retailing—0.5%
Bid Corp., Ltd.	68,864	1,624,360
Koninklijke Ahold Delhaize NV	49,435	1,238,933
Metcash, Ltd.	201,754	364,038
METRO AG	69,512	1,120,477
President Chain Store Corp.	149,000	1,512,665
Raia Drogasil S.A.	29,605	822,617
Seven & i Holdings Co., Ltd.	33,900	1,240,359
Wal-Mart de Mexico S.A.B. de C.V.	380,669	1,092,832
Walgreens Boots Alliance, Inc.	10,619	626,096
Walmart, Inc.	2,420	287,593

		9,929,970

Food Products—0.8%
Conagra Brands, Inc.	2,161	73,993
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	34,871	538,381
General Mills, Inc.	6,943	371,867
Greencore Group plc	117,349	416,786
Mondelez International, Inc. - Class A	16,197	892,131
Morinaga & Co., Ltd.	10,100	487,010
Nestle S.A.	112,404	12,177,461
Post Holdings, Inc. (a)	4,983	543,645
Tate & Lyle plc	49,492	498,844
Tiger Brands, Ltd.	25,525	383,800

		16,383,918

Gas Utilities—0.2%
Enagas S.A.	47,328	1,209,052
Snam S.p.A.	352,902	1,859,463
Tokyo Gas Co., Ltd.	16,400	397,886

		3,466,401

Health Care Equipment & Supplies—0.3%
Ansell, Ltd.	5,370	109,620
Becton Dickinson & Co.	268	72,888
Boston Scientific Corp. (a)	19,967	902,908
DexCom, Inc. (a)	2,956	646,596
Intuitive Surgical, Inc. (a)	1,489	880,222
Koninklijke Philips NV	14,000	684,448

Health Care Equipment & Supplies—(Continued)
Medtronic plc	17,095	1,939,428
Olympus Corp.	24,000	369,580
Zimmer Biomet Holdings, Inc.	6,040	904,067

		6,509,757

Health Care Providers & Services—0.4%
Acadia Healthcare Co., Inc. (a) (b)	8,928	296,588
Alfresa Holdings Corp.	11,400	232,750
AmerisourceBergen Corp.	3,983	338,635
Anthem, Inc.	4,510	1,362,155
Cigna Corp. (a)	4,950	1,012,226
HCA Healthcare, Inc.	2,434	359,770
McKesson Corp.	1,203	166,399
Medipal Holdings Corp.	15,600	344,120
Ship Healthcare Holdings, Inc.	3,600	166,788
UnitedHealth Group, Inc.	15,231	4,477,609

		8,757,040

Health Care Technology—0.1%
Teladoc Health, Inc. (a) (b)	8,872	742,764
Veeva Systems, Inc. - Class A (a)	2,319	326,190

		1,068,954

Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc. (b)	8,204	344,568
Compass Group plc	30,377	760,970
Hilton Worldwide Holdings, Inc.	10,662	1,182,522
Huazhu Group, Ltd. (ADR) (b)	30,315	1,214,722
InterContinental Hotels Group plc	32,771	2,257,401
McDonald’s Corp.	1,328	262,426
Royal Caribbean Cruises, Ltd. (b)	925	123,497
Saizeriya Co., Ltd.	7,800	190,336
Sands China, Ltd.	250,400	1,342,791
Sodexo S.A.	5,939	704,393
Whitbread plc	9,439	607,426
Yum China Holdings, Inc.	23,660	1,135,916
Yum! Brands, Inc.	7,377	743,085

		10,870,053

Household Durables—0.7%
Barratt Developments plc	204,320	2,025,240
Berkeley Group Holdings plc	17,503	1,134,994
Bovis Homes Group plc	13,252	240,010
Garmin, Ltd.	5,581	544,482
Lennar Corp. - Class A	6,657	371,394
Midea Group Co., Ltd. - Class A	132,600	1,106,117
Panasonic Corp.	83,300	781,297
Redrow plc	124,273	1,227,873
Sekisui House, Ltd.	53,600	1,144,687
Sony Corp.	49,400	3,362,499
Taylor Wimpey plc	706,480	1,828,359

		13,766,952

Household Products—0.2%
Clorox Co. (The)	1,197	183,787

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Energizer Holdings, Inc. (b)	9,796	$491,955
Kimberly-Clark Corp.	409	56,258
Procter & Gamble Co. (The)	17,235	2,152,652
Unilever Indonesia Tbk PT	146,600	443,262

		3,327,914

Independent Power and Renewable Electricity Producers—0.0%
Electric Power Development Co., Ltd.	14,900	362,086

Industrial Conglomerates—0.3%
Bidvest Group, Ltd. (The)	41,444	606,736
Carlisle Cos., Inc.	2,266	366,729
CK Hutchison Holdings, Ltd.	77,500	740,539
Honeywell International, Inc.	10,359	1,833,543
Jardine Matheson Holdings, Ltd.	14,800	822,960
KOC Holding A/S	102,185	349,242
Siemens AG	4,661	609,286

		5,329,035

Insurance—2.3%
Ageas	33,904	2,005,729
AIA Group, Ltd.	809,000	8,512,019
Alleghany Corp. (a)	390	311,832
Allianz SE	15,288	3,748,782
Allstate Corp. (The)	2,771	311,599
American International Group, Inc.	21,816	1,119,815
Aon plc	116	24,162
Arthur J. Gallagher & Co.	1,200	114,276
Assicurazioni Generali S.p.A.	47,895	988,704
Aviva plc	80,684	450,101
AXA S.A.	22,926	646,801
Chubb, Ltd.	3,456	537,961
Cincinnati Financial Corp.	839	88,221
Dai-ichi Life Holdings, Inc.	35,300	581,354
Fairfax Financial Holdings, Ltd.	756	354,647
Hannover Rueck SE	7,102	1,373,095
Hartford Financial Services Group, Inc. (The)	19,168	1,164,839
HDFC Life Insurance Co., Ltd.	168,200	1,467,204
Legal & General Group plc	547,411	2,205,392
Lincoln National Corp.	1,459	86,096
Loews Corp. (b)	23,859	1,252,359
Marsh & McLennan Cos., Inc.	4,600	512,486
Muenchener Rueckversicherungs-Gesellschaft AG	8,596	2,535,944
Ping An Insurance Group Co. of China, Ltd. - Class H	394,000	4,667,427
Principal Financial Group, Inc.	3,274	180,070
Progressive Corp. (The)	9,924	718,398
Prudential Financial, Inc.	4,738	444,140
Prudential plc	120,493	2,318,458
Sanlam, Ltd.	126,600	715,807
Swiss Life Holding AG (b)	4,206	2,110,155
Swiss Re AG	13,471	1,514,061
T&D Holdings, Inc.	100,800	1,272,258
Tokio Marine Holdings, Inc.	31,600	1,764,412
Travelers Cos., Inc. (The)	7,322	1,002,748
Zurich Insurance Group AG	2,571	1,054,470

		48,155,822

Interactive Media & Services—0.9%
Alphabet, Inc. - Class A (a)	1,609	2,155,078
Alphabet, Inc. - Class C (a)	4,331	5,790,634
Baidu, Inc. (ADR) (a)	4,985	630,104
Facebook, Inc. - Class A (a)	10,312	2,116,538
NAVER Corp.	7,560	1,217,864
Tencent Holdings, Ltd.	134,100	6,468,789

		18,379,007

Internet & Direct Marketing Retail—0.9%
Alibaba Group Holding, Ltd. (ADR) (a)	27,983	5,935,194
Amazon.com, Inc. (a)	3,843	7,101,249
Booking Holdings, Inc. (a)	339	696,215
Expedia Group, Inc.	4,508	487,495
JD.com, Inc. (ADR) (a)	36,665	1,291,708
MercadoLibre, Inc. (a)	3,860	2,207,688

		17,719,549

IT Services—1.4%
Accenture plc - Class A	2,718	572,329
Adyen NV (a)	1,255	1,032,681
Automatic Data Processing, Inc.	7,552	1,287,616
Booz Allen Hamilton Holding Corp.	9,170	652,262
CANCOM SE	1,815	107,412
Capgemini SE	23,485	2,876,850
Computacenter plc	10,007	233,982
Digital Garage, Inc.	12,800	537,936
Fiserv, Inc. (a)	10,764	1,244,641
Global Payments, Inc.	7,588	1,385,265
Infosys, Ltd. (ADR)	251,350	2,593,932
International Business Machines Corp.	1,475	197,709
Leidos Holdings, Inc.	3,694	361,606
MasterCard, Inc. - Class A	14,630	4,368,372
Nihon Unisys, Ltd.	24,200	760,485
Nomura Research Institute, Ltd.	14,100	303,372
NS Solutions Corp.	6,300	207,061
Otsuka Corp.	43,000	1,717,401
PayPal Holdings, Inc. (a)	24,100	2,606,897
SCSK Corp.	5,500	286,812
Shopify, Inc. - Class A (a)	1,030	409,507
Sopra Steria Group	1,494	240,730
Tata Consultancy Services, Ltd.	106,390	3,225,720
TIS, Inc.	12,800	756,626
Visa, Inc. - Class A (b)	9,708	1,824,133

		29,791,337

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,400	1,055,837
Hasbro, Inc.	1,362	143,841

		1,199,678

Life Sciences Tools & Services—0.1%
Illumina, Inc. (a)	2,357	781,911
Thermo Fisher Scientific, Inc.	5,989	1,945,647

		2,727,558

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.7%
Alstom S.A.	28,930	$1,370,503
Caterpillar, Inc.	1,134	167,469
Cummins, Inc.	3,165	566,408
Deere & Co.	1,311	227,144
DMG Mori Co., Ltd. (b)	120,400	1,842,855
Dover Corp.	5,344	615,950
Gardner Denver Holdings, Inc. (a)	7,120	261,162
Illinois Tool Works, Inc.	3,388	608,587
Ingersoll-Rand plc	7,319	972,842
Middleby Corp. (The) (a)	2,560	280,371
Mitsubishi Heavy Industries, Ltd.	23,900	924,337
Nordson Corp.	2,354	383,325
Parker-Hannifin Corp.	4,875	1,003,373
SKF AB - B Shares	58,520	1,185,613
Snap-on, Inc.	1,038	175,837
Stanley Black & Decker, Inc.	7,146	1,184,378
Techtronic Industries Co., Ltd.	141,500	1,157,866
Wartsila Oyj Abp	90,492	999,255
WEG S.A.	133,352	1,149,695

		15,076,970

Media—0.4%
Altice USA, Inc. - Class A (a)	6,889	188,345
Charter Communications, Inc. - Class A (a)	4,042	1,960,693
Comcast Corp. - Class A	39,699	1,785,264
Discovery, Inc. - Class A (a) (b)	9,642	315,679
Discovery, Inc. - Class C (a)	10,526	320,938
DISH Network Corp. - Class A (a)	15,285	542,159
Entercom Communications Corp. - Class A (b)	44,321	205,650
I-CABLE Communications, Ltd. (a)	26,899	221
ITV plc	402,531	807,948
Mediaset Espana Comunicacion S.A.	92,499	588,256
New York Times Co. (The) - Class A	9,270	298,216
Nexstar Media Group, Inc. - Class A (b)	4,525	530,556
Stroeer SE & Co. KGaA	9,790	792,090
ViacomCBS, Inc. - Class B	9,919	416,301

		8,752,316

Metals & Mining—0.8%
Anglo American plc	80,840	2,333,191
ArcelorMittal S.A.	21,761	384,394
BHP Group, Ltd.	220,441	6,037,970
Evolution Mining, Ltd.	357,769	950,887
Fortescue Metals Group, Ltd.	128,827	970,979
Freeport-McMoRan, Inc.	5,693	74,692
Independence Group NL	142,152	623,757
Newcrest Mining, Ltd.	19,052	403,303
Newmont Goldcorp Corp.	2,059	89,464
Rio Tinto plc	63,312	3,761,807
Rio Tinto, Ltd.	22,714	1,606,378

		17,236,822

Multi-Utilities—0.2%
AGL Energy, Ltd.	44,408	641,006
CMS Energy Corp.	9,225	579,699

Multi-Utilities—(Continued)
NiSource, Inc.	5,962	165,982
RWE AG	66,358	2,038,801
Sempra Energy	1,692	256,304

		3,681,792

Multiline Retail—0.3%
Kohl’s Corp.	9,057	461,454
Lojas Renner S.A.	137,143	1,918,930
Marui Group Co., Ltd.	44,600	1,085,643
Next plc	21,594	2,010,629
Nordstrom, Inc. (b)	9,726	398,085
Ryohin Keikaku Co., Ltd.	33,400	779,029
Target Corp.	1,769	226,804

		6,880,574

Oil, Gas & Consumable Fuels—1.5%
Beach Energy, Ltd.	492,912	872,099
BP plc	511,807	3,212,790
BW LPG, Ltd.	58,342	490,816
Cabot Oil & Gas Corp.	13,850	241,129
Chevron Corp.	24,133	2,908,268
ConocoPhillips	16,707	1,086,456
Diamondback Energy, Inc.	10,722	995,645
EOG Resources, Inc.	14,569	1,220,299
EQT Corp. (b)	20,796	226,676
Equitrans Midstream Corp. (b)	17,440	232,998
Exxon Mobil Corp.	3,514	245,207
Gaztransport Et Technigaz S.A.	7,788	748,694
Japan Petroleum Exploration Co., Ltd.	6,400	173,610
Kinder Morgan, Inc.	32,285	683,473
Lundin Petroleum AB	41,403	1,407,086
Marathon Petroleum Corp.	20,190	1,216,448
OMV AG	29,371	1,649,984
ONEOK, Inc.	8,605	651,140
PBF Energy, Inc. - Class A	8,013	251,368
Phillips 66	3,039	338,575
Pioneer Natural Resources Co.	4,078	617,287
Royal Dutch Shell plc - A Shares	53,497	1,590,171
Royal Dutch Shell plc - B Shares	203,997	6,078,616
Total S.A.	57,825	3,195,540
Tullow Oil plc	255,914	219,034
Williams Cos., Inc. (The)	24,605	583,631

		31,137,040

Personal Products—0.3%
Coty, Inc. - Class A	19,448	218,790
Kao Corp.	23,700	1,954,728
Unilever NV	40,007	2,301,848
Unilever plc	45,736	2,618,352

		7,093,718

Pharmaceuticals—2.3%
Allergan plc	4,844	926,027
Astellas Pharma, Inc.	49,400	843,846
AstraZeneca plc	10,051	1,005,589

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Bayer AG	14,239	$1,163,896
Bristol-Myers Squibb Co.	29,743	1,909,203
Catalent, Inc. (a)	6,900	388,470
Elanco Animal Health, Inc. (a)	11,550	340,148
Eli Lilly & Co.	6,330	831,952
GlaxoSmithKline plc	207,635	4,884,779
Jazz Pharmaceuticals plc (a)	3,869	577,564
Johnson & Johnson	14,560	2,123,867
Kaken Pharmaceutical Co., Ltd.	3,100	170,910
Merck & Co., Inc.	26,879	2,444,645
Novartis AG	90,787	8,601,375
Novo Nordisk A/S - Class B	72,501	4,205,035
Otsuka Holdings Co., Ltd.	34,300	1,525,397
Pfizer, Inc.	41,770	1,636,549
Roche Holding AG	29,607	9,600,308
Sanofi	35,228	3,538,201
Shionogi & Co., Ltd.	19,000	1,173,881
TherapeuticsMD, Inc. (a) (b)	38,401	92,930

		47,984,572

Professional Services—0.3%
Adecco Group AG	31,588	1,996,997
FTI Consulting, Inc. (a)	2,320	256,731
IHS Markit, Ltd. (a) (b)	7,720	581,702
Intertrust NV	13,692	266,040
IPH, Ltd.	21,149	121,944
Meitec Corp.	5,200	291,920
Persol Holdings Co., Ltd.	22,200	417,275
RELX plc	49,119	1,239,134
Wolters Kluwer NV	28,877	2,110,711

		7,282,454

Real Estate Management & Development—0.4%
CBRE Group, Inc. - Class A (a)	22,309	1,367,319
CK Asset Holdings, Ltd.	96,000	695,745
Mitsui Fudosan Co., Ltd.	94,300	2,303,177
Nomura Real Estate Holdings, Inc.	40,600	977,007
Open House Co., Ltd.	8,200	234,688
Savills plc	8,885	133,708
Tokyo Tatemono Co., Ltd.	54,700	853,397
Tokyu Fudosan Holdings Corp.	131,400	907,285

		7,472,326

Road & Rail—0.4%
Aurizon Holdings, Ltd.	338,489	1,245,242
Central Japan Railway Co.	5,700	1,145,429
Kansas City Southern	879	134,628
Lyft, Inc. - Class A (a) (b)	8,111	348,935
National Express Group plc	19,677	122,574
Norfolk Southern Corp.	5,363	1,041,119
Old Dominion Freight Line, Inc.	3,059	580,537
Sankyu, Inc.	11,400	574,074
Tokyu Corp.	86,900	1,605,655
Union Pacific Corp.	3,184	575,635

Road & Rail—(Continued)
West Japan Railway Co.	16,000	1,381,616

		8,755,444

Semiconductors & Semiconductor Equipment—1.5%
Advanced Micro Devices, Inc. (a)	46,746	2,143,772
Advantest Corp.	23,000	1,301,301
Analog Devices, Inc.	13,472	1,601,012
ASM International NV	17,039	1,925,790
ASML Holding NV	10,412	3,100,800
BE Semiconductor Industries NV	13,692	531,746
Dialog Semiconductor plc (a)	30,730	1,557,015
Infineon Technologies AG	54,728	1,255,016
Intel Corp.	3,211	192,178
KLA Corp.	3,440	612,905
Microchip Technology, Inc. (b)	2,830	296,358
NVIDIA Corp.	7,741	1,821,457
NXP Semiconductors NV	5,826	741,417
QUALCOMM, Inc.	12,479	1,101,022
Renesas Electronics Corp. (a)	69,500	478,569
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	134,420	7,809,802
Teradyne, Inc.	6,148	419,232
Texas Instruments, Inc.	16,229	2,082,018
Tokyo Electron, Ltd.	6,600	1,450,369
Xilinx, Inc.	3,730	364,682

		30,786,461

Software—1.2%
Avast plc (144A)	311,743	1,874,170
Fair Isaac Corp. (a)	780	292,250
Intuit, Inc.	6,773	1,774,052
Microsoft Corp.	79,016	12,460,823
Salesforce.com, Inc. (a)	12,374	2,012,507
SAP SE	32,778	4,417,485
ServiceNow, Inc. (a)	2,435	687,449
Slack Technologies, Inc. - Class A (a) (b)	5,390	121,167
Synopsys, Inc. (a)	3,770	524,784
Trade Desk, Inc. (The) - Class A (a) (b)	2,430	631,266
Zscaler, Inc. (a) (b)	4,830	224,595

		25,020,548

Specialty Retail—0.9%
AutoZone, Inc. (a)	1,362	1,622,564
Best Buy Co., Inc.	12,172	1,068,702
Dixons Carphone plc	328,408	629,955
Dunelm Group plc	58,627	899,459
Hikari Tsushin, Inc.	1,900	476,960
Home Depot, Inc. (The)	12,744	2,783,035
Industria de Diseno Textil S.A	64,914	2,299,445
JB Hi-Fi, Ltd.	32,083	849,747
K’s Holdings Corp.	31,800	415,885
Lowe’s Cos., Inc.	7,620	912,571
Mr. Price Group, Ltd.	25,500	332,656
Murphy USA, Inc. (a)	3,219	376,623
National Vision Holdings, Inc. (a)	9,210	298,680
Nitori Holdings Co., Ltd.	5,100	805,861

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
O’Reilly Automotive, Inc. (a)	2,440	$1,069,355
Pets at Home Group plc	44,682	165,653
Ross Stores, Inc.	14,703	1,711,723
Tiffany & Co.	4,012	536,204
TJX Cos., Inc. (The)	8,887	542,640
Tractor Supply Co.	5,470	511,117

		18,308,835

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	33,639	9,878,092
Brother Industries, Ltd.	39,900	821,564
Hewlett Packard Enterprise Co.	9,494	150,575
HP, Inc.	14,539	298,776
Logitech International S.A.	33,501	1,588,498
Samsung Electronics Co., Ltd. (GDR)	4,469	5,331,517

		18,069,022

Textiles, Apparel & Luxury Goods—0.5%
Adidas AG	11,506	3,739,529
Burberry Group plc	32,594	953,886
Cie Financiere Richemont S.A.	21,573	1,693,426
Columbia Sportswear Co.	2,845	285,041
lululemon athletica, Inc. (a)	2,715	628,984
LVMH Moet Hennessy Louis Vuitton SE	2,554	1,189,477
NIKE, Inc. - Class B	9,088	920,705
Ralph Lauren Corp.	1,157	135,624

		9,546,672

Thrifts & Mortgage Finance—0.3%
Deutsche Pfandbriefbank AG	57,225	937,308
Housing Development Finance Corp., Ltd.	156,977	5,316,995

		6,254,303

Tobacco—0.3%
Altria Group, Inc.	8,300	414,253
British American Tobacco plc	58,723	2,501,907
ITC, Ltd.	405,657	1,353,173
Japan Tobacco, Inc. (b)	36,400	811,469
Philip Morris International, Inc.	13,618	1,158,755

		6,239,557

Trading Companies & Distributors—0.5%
Ashtead Group plc	58,776	1,880,868
Brenntag AG	24,183	1,314,929
Ferguson plc	26,848	2,439,317
Howden Joinery Group plc	28,068	251,571
ITOCHU Corp.	63,200	1,463,610
Marubeni Corp.	152,000	1,123,193
Mitsubishi Corp.	47,800	1,268,125
Toyota Tsusho Corp.	19,200	672,973

		10,414,586

Transportation Infrastructure—0.1%
Aena SME S.A.	9,611	1,844,159
Kamigumi Co., Ltd.	6,000	131,456

		1,975,615

Wireless Telecommunication Services—0.2%
KDDI Corp.	58,500	1,740,363
NTT DoCoMo, Inc.	25,900	723,785
Softbank Corp.	80,500	1,078,785
T-Mobile U.S., Inc. (a)	1,806	141,627
Vodafone Group plc	146,598	284,601

		3,969,161

Total Common Stocks (Cost $657,727,625)		764,657,152

Convertible Bonds—17.6%

Aerospace/Defense—1.3%
Airbus SE Zero Coupon, 06/14/21 (EUR)	7,800,000	9,427,252
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	3,000,000	6,977,568
Safran S.A. Zero Coupon, 06/21/23 (EUR)	6,001,500	11,030,930

		27,435,750

Apparel—1.8%
adidas AG 0.050%, 09/12/23 (EUR)	10,200,000	14,025,481
Kering S.A. Zero Coupon, 09/30/22 (EUR)	7,000,000	8,457,909
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	3,053,700	15,313,786

		37,797,176

Banks—0.4%
BofA Finance LLC
0.250%, 05/01/23 (b)	6,725,000	7,060,918
Deutsche Bank AG 1.000%, 05/01/23	900,000	938,601

		7,999,519

Beverages—0.4%
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	5,725,000	8,679,253

Biotechnology—0.4%
Illumina, Inc.
Zero Coupon, 08/15/23 (b)	4,797,000	5,286,325
0.500%, 06/15/21 (b)	1,994,000	2,772,324

		8,058,649

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.9%
Sika AG
0.150%, 06/05/25 (CHF)	13,220,000	$15,912,356
3.750%, 01/30/22 (CHF)	1,800,000	2,576,857

		18,489,213

Chemicals—0.5%
Symrise AG 0.238%, 06/20/24 (EUR)	5,200,000	6,927,197
Toray Industries, Inc. Zero Coupon, 08/31/21 (JPY)	420,000,000	4,129,317

		11,056,514

Coal—0.2%
RAG-Stiftung Zero Coupon, 02/18/21 (EUR)	3,900,000	4,486,927

Commercial Services—0.8%
Edenred Zero Coupon, 09/06/24 (EUR)	7,450,000	5,540,720
Euronet Worldwide, Inc. 0.750%, 03/15/49 (b)	9,693,000	11,561,672

		17,102,392

Computers—0.4%
Atos SE Zero Coupon, 11/06/24 (EUR)	6,500,000	8,685,900

Diversified Financial Services—0.4%
SBI Holdings, Inc. Zero Coupon, 09/13/23 (JPY)	760,000,000	7,301,373

Electric—0.2%
Iberdrola International B.V. Zero Coupon, 11/11/22 (EUR)	3,600,000	4,688,621

Electronics—0.6%
Fortive Corp. 0.875%, 02/15/22	10,137,000	10,250,786
Minebea Mitsumi, Inc. Zero Coupon, 08/03/22 (JPY)	160,000,000	1,834,285

		12,085,071

Engineering & Construction—1.0%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	6,400,000	9,614,746
Shimizu Corp. Zero Coupon, 10/16/20 (JPY)	420,000,000	3,946,731
Vinci S.A.
0.375%, 02/16/22	6,200,000	7,524,568

		21,086,045

Forest Products & Paper—0.0%
Daio Paper Corp. Zero Coupon, 09/17/20 (JPY)	100,000,000	959,280

Gas—0.3%
Snam S.p.A. Zero Coupon, 03/20/22 (EUR)	5,500,000	6,675,051

Healthcare-Products—0.5%
QIAGEN NV 0.500%, 09/13/23	8,600,000	9,787,144

Healthcare-Services—0.5%
Anthem, Inc. 2.750%, 10/15/42	2,241,000	9,411,519

Home Furnishings—0.6%
Sony Corp. Zero Coupon, 09/30/22 (JPY)	911,000,000	12,485,981

Internet—1.4%
Booking Holdings, Inc.
0.350%, 06/15/20	7,288,000	11,305,536
0.900%, 09/15/21	7,180,000	8,274,048
Palo Alto Networks, Inc. 0.750%, 07/01/23	7,732,000	8,528,326

		28,107,910

Investment Companies—0.4%
Ares Capital Corp.
3.750%, 02/01/22	5,280,000	5,472,974
4.625%, 03/01/24 (b)	2,599,000	2,756,759

		8,229,733

Mining—0.3%
Glencore Funding LLC Zero Coupon, 03/27/25	6,200,000	5,370,068

Oil & Gas—0.8%
BP Capital Markets plc 1.000%, 04/28/23 (GBP)	4,000,000	6,407,248
Oasis Petroleum, Inc. 2.625%, 09/15/23	30,000	23,288
TOTAL S.A. 0.500%, 12/02/22	9,600,000	10,168,416

		16,598,952

Pharmaceuticals—0.2%
DexCom, Inc. 0.750%, 12/01/23	2,923,000	4,329,539

Real Estate—1.7%
CA Immobilien Anlagen AG 0.750%, 04/04/25 (EUR)	1,300,000	1,915,399
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	6,250,000	4,634,482
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	4,400,000	4,898,672
Deutsche Wohnen SE 0.325%, 07/26/24 (EUR)	9,300,000	11,030,876

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Grand City Properties S.A. 0.250%, 03/02/22 (EUR)	3,600,000	$4,332,673
LEG Immobilien AG 0.875%, 09/01/25 (EUR)	4,600,000	5,924,092
TAG Immobilien AG 0.625%, 09/01/22 (EUR)	2,100,000	2,967,076

		35,703,270

Semiconductors—1.3%
Novellus Systems, Inc. 2.625%, 05/15/41	1,186,000	10,814,309
STMicroelectronics NV Zero Coupon, 07/03/22	12,000,000	16,469,040

		27,283,349

Software—0.2%
Akamai Technologies, Inc. 0.375%, 09/01/27	4,250,000	4,196,108

Telecommunications—0.1%
Vodafone Group plc 1.500%, 03/12/22 (GBP)	1,600,000	2,470,396

Total Convertible Bonds (Cost $328,441,663)		366,560,703

Corporate Bonds & Notes—15.8%

Advertising—0.0%
National CineMedia LLC 5.875%, 04/15/28 (144A)	40,000	42,500

Aerospace/Defense—0.3%
Arconic, Inc. 5.125%, 10/01/24	155,000	168,950
Boeing Co. (The)
3.100%, 05/01/26	385,000	396,963
3.250%, 02/01/35	238,000	243,071
3.600%, 05/01/34	375,000	401,057
3.950%, 08/01/59	120,000	127,690
Bombardier, Inc. 7.500%, 03/15/25 (144A) (b)	245,000	252,654
L3Harris Technologies, Inc.
3.832%, 04/27/25	581,000	619,478
3.850%, 12/15/26 (144A)	460,000	493,101
4.400%, 06/15/28 (144A)	128,000	142,532
4.854%, 04/27/35	50,000	58,910
Lockheed Martin Corp. 3.550%, 01/15/26	110,000	117,904
Northrop Grumman Corp.
2.930%, 01/15/25	115,000	118,476
3.250%, 01/15/28	525,000	547,237
Rockwell Collins, Inc.
3.200%, 03/15/24	978,000	1,017,113
4.350%, 04/15/47	50,000	58,702

Aerospace/Defense—(Continued)
Triumph Group, Inc.
6.250%, 09/15/24 (144A)	20,000	21,025
7.750%, 08/15/25	250,000	260,675
United Technologies Corp.
3.750%, 11/01/46	686,000	744,930
3.950%, 08/16/25	356,000	388,049
4.125%, 11/16/28	225,000	253,251
4.450%, 11/16/38	30,000	35,435
6.125%, 07/15/38	250,000	346,623

		6,813,826

Agriculture—0.2%
Altria Group, Inc.
3.875%, 09/16/46	442,000	409,879
4.800%, 02/14/29	558,000	621,175
BAT Capital Corp.
3.215%, 09/06/26	45,000	45,295
3.222%, 08/15/24	200,000	204,400
4.390%, 08/15/37	1,049,000	1,060,044
4.540%, 08/15/47	286,000	286,797
Imperial Brands Finance plc
3.125%, 07/26/24 (144A)	1,021,000	1,030,860
3.500%, 07/26/26 (144A)	355,000	356,697
Philip Morris International, Inc. 3.875%, 08/21/42	334,000	347,117

		4,362,264

Airlines—0.3%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	305,514	311,196
3.550%, 01/15/30 (144A)	664,160	672,199
3.750%, 12/15/27 (144A)	498,735	528,440
American Airlines Pass-Through Trust
3.000%, 10/15/28	142,985	145,663
3.150%, 02/15/32	315,000	323,587
3.200%, 06/15/28	341,800	351,287
3.375%, 05/01/27	108,852	112,836
3.600%, 09/22/27	166,847	175,945
3.700%, 10/01/26	435,918	458,275
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	329,969	341,879
4.125%, 09/20/31 (144A)	563,590	591,085
Continental Airlines Pass-Through Trust
4.000%, 10/29/24	589,602	621,812
4.150%, 04/11/24	394,445	414,225
Delta Air Lines Pass-Through Trust
3.204%, 10/25/25	367,000	381,554
3.625%, 07/30/27	107,482	113,972
6.821%, 08/10/22	129,793	140,862
JetBlue Pass-Through Trust 2.750%, 05/15/32	160,000	161,853
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	146,255	162,346

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
United Airlines Pass-Through Trust
2.700%, 05/01/32	210,000	$210,603
3.450%, 12/01/27	415,383	433,991
4.150%, 08/25/31	204,262	220,353

		6,873,963

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	230,000	247,250

Auto Manufacturers—0.2%
Allison Transmission, Inc.
4.750%, 10/01/27 (144A)	250,000	259,375
5.000%, 10/01/24 (144A)	200,000	204,750
Daimler Finance North America LLC 3.400%, 02/22/22 (144A)	610,000	624,784
Ford Motor Co. 4.750%, 01/15/43	180,000	159,200
Ford Motor Credit Co. LLC 4.687%, 06/09/25	500,000	519,338
General Motors Co.
5.000%, 04/01/35	674,000	695,331
5.400%, 04/01/48	260,000	268,547
General Motors Financial Co., Inc.
4.000%, 01/15/25	55,000	57,778
4.300%, 07/13/25	200,000	213,626
4.350%, 01/17/27	250,000	262,545
Hyundai Capital America 2.850%, 11/01/22 (144A)	600,000	606,374
Volkswagen Group of America Finance LLC 4.250%, 11/13/23 (144A)	265,000	282,202
Wabash National Corp. 5.500%, 10/01/25 (144A)	250,000	250,000

		4,403,850

Auto Parts & Equipment—0.1%
Adient Global Holdings, Ltd. 4.875%, 08/15/26 (144A)	315,000	281,138
Adient U.S. LLC 7.000%, 05/15/26 (144A)	145,000	158,050
American Axle & Manufacturing, Inc. 6.250%, 04/01/25 (b)	710,000	739,287
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26 (144A) (b)	300,000	282,750
Dana, Inc. 5.500%, 12/15/24	207,000	212,779
Delphi Technologies plc 5.000%, 10/01/25 (144A)	430,000	397,750
Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc. 6.250%, 05/15/26 (144A)	223,000	240,283

		2,312,037

Banks—4.0%
AIB Group plc 4.750%, 10/12/23 (144A)	625,000	670,901
ANZ New Zealand International, Ltd. 3.400%, 03/19/24 (144A)	405,000	421,929
ASB Bank, Ltd. 3.125%, 05/23/24 (144A)	200,000	206,428
Australia & New Zealand Banking Group, Ltd.
4.400%, 05/19/26 (144A)	295,000	314,148
6.750%, 5Y USD ICE Swap + 5.168%, 06/15/26 (144A) (c)	330,000	376,612
Banco Santander S.A. 2.706%, 06/27/24	600,000	608,013
Bank of America Corp.
2.456%, 3M LIBOR + 0.870%, 10/22/25 (c)	150,000	150,862
2.503%, 10/21/22	1,578,000	1,593,437
3.093%, 3M LIBOR + 1.090%, 10/01/25 (c)	200,000	206,329
3.248%, 10/21/27	1,000,000	1,041,326
3.419%, 3M LIBOR + 1.040%, 12/20/28 (c)	465,000	487,642
3.550%, 3M LIBOR + 0.780%, 03/05/24 (c)	1,219,000	1,265,112
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	1,017,000	1,086,253
3.824%, 3M LIBOR + 1.575%, 01/20/28 (c)	500,000	537,744
3.864%, 3M LIBOR + 0.940%, 07/23/24 (c)	1,049,000	1,103,827
3.974%, 3M LIBOR + 1.210%, 02/07/30 (c)	229,000	251,565
4.078%, 3M LIBOR + 1.320%, 04/23/40 (c)	110,000	124,452
4.244%, 3M LIBOR + 1.814%, 04/24/38 (c)	270,000	310,598
4.330%, 3M LIBOR + 1.520%, 03/15/50 (c)	110,000	131,679
4.450%, 03/03/26	167,000	183,269
5.875%, 3M LIBOR + 2.931%, 03/15/28 (c)	341,000	378,101
Bank of Montreal
3.300%, 02/05/24	200,000	208,315
3.803%, 5Y USD Swap + 1.432%, 12/15/32 (c)	482,000	502,702
Bank of New York Mellon Corp. (The)
2.661%, 3M LIBOR + 0.634%, 05/16/23 (c)	859,000	871,846
3.650%, 02/04/24 (b)	300,000	318,802
Bank of Nova Scotia (The) 4.500%, 12/16/25	60,000	65,845
Banque Federative du Credit Mutuel S.A. 2.375%, 11/21/24 (144A)	400,000	399,567
Barclays plc 4.338%, 3M LIBOR + 1.356%, 05/16/24 (c)	1,446,000	1,523,668
BBVA USA 3.500%, 06/11/21	250,000	254,281
BNP Paribas S.A.
2.819%, 3M LIBOR + 1.111%, 11/19/25 (144A) (c)	590,000	596,445
2.950%, 05/23/22 (144A)	200,000	203,603
4.705%, 3M LIBOR + 2.235%, 01/10/25 (144A) (c)	800,000	865,930
BPCE S.A.
2.700%, 10/01/29 (144A)	685,000	678,464
3.250%, 01/11/28 (144A)	350,000	363,098
4.000%, 09/12/23 (144A)	250,000	263,429
Canadian Imperial Bank of Commerce 3.100%, 04/02/24	150,000	155,036
Capital One N.A. 2.150%, 09/06/22	285,000	285,441
Citigroup, Inc.
2.312%, SOFR + 0.867%, 11/04/22 (b) (c)	410,000	411,190
2.876%, 3M LIBOR + 0.950%, 07/24/23 (c)	378,000	384,554

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
3.200%, 10/21/26	90,000	$93,285
3.352%, 3M LIBOR + 0.897%, 04/24/25 (c)	337,000	350,484
3.520%, 3M LIBOR + 1.151%, 10/27/28 (c)	567,000	596,266
3.668%, 3M LIBOR + 1.390%, 07/24/28 (c)	207,000	220,423
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	1,540,000	1,657,686
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	200,000	218,634
4.044%, 3M LIBOR + 1.023%, 06/01/24 (c)	2,883,000	3,048,336
4.400%, 06/10/25	120,000	130,323
4.450%, 09/29/27	74,000	81,435
4.650%, 07/23/48	100,000	124,681
Citizens Bank N.A. 3.700%, 03/29/23	1,255,000	1,311,642
Citizens Financial Group, Inc. 2.375%, 07/28/21	150,000	150,700
Comerica, Inc. 4.000%, 02/01/29	90,000	98,200
Commonwealth Bank of Australia
2.850%, 05/18/26 (144A)	150,000	152,943
3.610%, 5Y H15 + 2.050%, 09/12/34 (144A) (c)	340,000	341,526
Cooperative Rabobank UA
3.750%, 07/21/26	655,000	681,719
3.875%, 09/26/23 (144A)	670,000	707,941
Credit Agricole S.A.
3.250%, 10/04/24 (144A)	845,000	875,120
3.875%, 04/15/24 (144A)	250,000	266,431
Credit Suisse AG 3.625%, 09/09/24	250,000	265,732
Credit Suisse Group AG
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (c)	1,640,000	1,733,721
4.282%, 01/09/28 (144A)	380,000	413,031
Danske Bank A/S
2.800%, 03/10/21 (144A)	225,000	226,560
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (c)	210,000	212,339
5.000%, 01/12/22 (144A)	925,000	970,898
DNB Bank ASA 2.150%, 12/02/22 (144A)	360,000	361,459
Fifth Third Bancorp 3.650%, 01/25/24	70,000	73,759
Fifth Third Bank
3.850%, 03/15/26	380,000	404,448
3.950%, 07/28/25	200,000	217,303
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	1,391,000	1,396,202
2.905%, 3M LIBOR + 0.990%, 07/24/23 (c)	500,000	508,836
3.272%, 3M LIBOR + 1.201%, 09/29/25 (c)	550,000	568,901
3.500%, 11/16/26	1,819,000	1,911,760
3.691%, 3M LIBOR + 1.510%, 06/05/28 (c)	150,000	159,231
3.814%, 3M LIBOR + 1.158%, 04/23/29 (c)	350,000	374,900
3.850%, 01/26/27	1,624,000	1,727,158
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	435,000	471,603
4.411%, 3M LIBOR + 1.430%, 04/23/39 (c)	140,000	159,153
4.800%, 07/08/44	105,000	126,951
HSBC Holdings plc
2.633%, 3M LIBOR + 1.140%, 11/07/25 (c)	945,000	947,878
3.803%, 3M LIBOR + 1.211%, 03/11/25 (c)	1,132,000	1,187,497

Banks—(Continued)
HSBC Holdings plc
3.950%, 3M LIBOR + 0.987%, 05/18/24 (c)	1,501,000	1,578,317
4.292%, 3M LIBOR + 1.348%, 09/12/26 (c)	250,000	270,101
4.300%, 03/08/26	410,000	446,080
5.100%, 04/05/21	220,000	228,118
Huntington Bancshares, Inc. 2.300%, 01/14/22	190,000	190,969
ING Groep NV 3.550%, 04/09/24	300,000	313,956
KeyBank N.A. 3.400%, 05/20/26	255,000	265,341
KeyCorp 4.150%, 10/29/25	90,000	98,554
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (c)	505,000	526,924
4.375%, 03/22/28	283,000	311,701
4.582%, 12/10/25	225,000	243,431
Macquarie Bank, Ltd.
2.100%, 10/17/22 (144A)	430,000	431,121
4.000%, 07/29/25 (144A)	200,000	213,931
Macquarie Group, Ltd.
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (c)	791,000	826,579
6.000%, 01/14/20 (144A)	250,000	250,301
6.250%, 01/14/21 (144A)	150,000	156,179
Mitsubishi UFJ Financial Group, Inc.
2.998%, 02/22/22	100,000	101,875
3.407%, 03/07/24	250,000	260,540
3.751%, 07/18/39	250,000	273,355
3.761%, 07/26/23	620,000	652,703
Mizuho Financial Group, Inc.
2.555%, 3M LIBOR + 1.100%, 09/13/25 (c)	250,000	249,844
2.869%, 3M LIBOR + 1.310%, 09/13/30 (c)	200,000	199,536
Morgan Stanley
2.720%, SOFR + 1.152%, 07/22/25 (c)	670,000	678,114
3.125%, 01/23/23	300,000	308,355
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	979,000	1,039,755
3.737%, 3M LIBOR + 0.847%, 04/24/24 (c)	3,269,000	3,414,849
3.875%, 01/27/26	150,000	160,977
3.971%, 3M LIBOR + 1.455%, 07/22/38 (c)	382,000	423,352
4.300%, 01/27/45	70,000	82,093
5.500%, 01/26/20	100,000	100,212
6.250%, 08/09/26	525,000	638,884
National Australia Bank, Ltd.
3.375%, 01/14/26	500,000	525,485
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (c)	820,000	851,093
National Bank of Canada 2.150%, 10/07/22 (144A)	250,000	249,811
NatWest Markets plc 3.625%, 09/29/22 (144A)	410,000	424,539
Nordea Bank Abp 4.250%, 09/21/22 (144A)	200,000	209,878
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	196,000	201,234
PNC Bank N.A. 3.100%, 10/25/27	250,000	260,628

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Regions Financial Corp. 3.800%, 08/14/23	45,000	$47,607
Royal Bank of Canada 3.700%, 10/05/23	120,000	126,775
Royal Bank of Scotland Group plc
3.754%, 5Y H15 + 2.100%, 11/01/29 (c)	400,000	408,158
4.269%, 3M LIBOR + 1.762%, 03/22/25 (b) (c)	530,000	562,665
4.519%, 3M LIBOR + 1.550%, 06/25/24 (b) (c)	1,480,000	1,571,258
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	200,000	225,963
Santander UK Group Holdings plc 3.373%, 3M LIBOR + 1.080%, 01/05/24 (c)	535,000	547,845
Santander UK plc 2.875%, 06/18/24	245,000	250,370
Skandinaviska Enskilda Banken AB
2.532%, 3M LIBOR + 0.645%, 12/12/22 (144A) (c)	575,000	576,716
3.050%, 03/25/22 (144A)	200,000	204,076
Societe Generale S.A.
2.625%, 10/16/24 (144A)	465,000	464,761
3.875%, 03/28/24 (144A)	555,000	583,251
4.250%, 04/14/25 (144A)	350,000	367,484
Standard Chartered plc
2.744%, 3M LIBOR + 1.200%, 09/10/22 (144A) (c)	310,000	311,936
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (c)	250,000	258,703
4.305%, 3M LIBOR + 1.910%, 05/21/30 (144A) (c)	200,000	217,563
State Street Corp. 3.776%, 3M LIBOR + 0.770%, 12/03/24 (c)	50,000	52,874
Sumitomo Mitsui Financial Group, Inc.
2.778%, 10/18/22	350,000	356,316
2.784%, 07/12/22	230,000	233,866
3.040%, 07/16/29	305,000	310,788
Svenska Handelsbanken AB 3.900%, 11/20/23	250,000	267,596
Swedbank AB 2.800%, 03/14/22 (144A)	300,000	303,577
Toronto-Dominion Bank (The)
2.650%, 06/12/24	120,000	122,820
3.250%, 03/11/24	100,000	104,626
Truist Bank
3.300%, 05/15/26	200,000	208,151
3.502%, 3M LIBOR + 0.585%, 08/02/22 (c)	658,000	673,034
3.689%, 3M LIBOR + 0.735%, 08/02/24 (c)	499,000	523,294
Truist Financial Corp. 3.750%, 12/06/23	200,000	211,902
4.000%, 05/01/25	106,000	114,824
U.S. Bancorp 3.100%, 04/27/26	250,000	259,998
UBS Group AG 3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (c)	295,000	300,096
UBS Group Funding Switzerland AG
3.491%, 05/23/23 (144A)	540,000	555,479
4.125%, 09/24/25 (144A)	400,000	434,756
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (c)	1,130,000	1,130,000
3.000%, 04/22/26	800,000	821,784
3.069%, 01/24/23	2,257,000	2,303,349

Banks—(Continued)
Wells Fargo & Co.
3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	1,270,000	1,316,412
3.750%, 01/24/24	203,000	214,411
4.400%, 06/14/46	345,000	394,909
4.650%, 11/04/44	449,000	526,547
4.750%, 12/07/46	125,000	149,662
5.900%, 3M LIBOR + 3.110%, 06/15/24 (c)	277,000	301,603
Westpac Banking Corp.
2.850%, 05/13/26	150,000	153,515
4.110%, 5Y H15 + 2.000%, 07/24/34 (c)	258,000	270,066
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	508,000	537,373
4.421%, 07/24/39	90,000	98,759

		82,965,771

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	810,000	934,215
4.900%, 02/01/46	200,000	236,528
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	90,000	103,802
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	967,000	1,083,727
4.439%, 10/06/48	1,034,000	1,158,677
4.600%, 04/15/48	303,000	344,734
Constellation Brands, Inc.
4.400%, 11/15/25	35,000	38,207
5.250%, 11/15/48	25,000	30,319
Keurig Dr Pepper, Inc.
2.550%, 09/15/26	999,000	994,558
3.130%, 12/15/23	55,000	56,511
3.430%, 06/15/27	75,000	78,064

		5,059,342

Biotechnology—0.0%
Baxalta, Inc. 3.600%, 06/23/22	33,000	33,864
Gilead Sciences, Inc.
4.000%, 09/01/36	137,000	151,341
4.150%, 03/01/47	353,000	392,032

		577,237

Building Materials—0.1%
American Woodmark Corp. 4.875%, 03/15/26 (144A)	245,000	251,125
JELD-WEN, Inc. 4.875%, 12/15/27 (144A)	110,000	112,475
Martin Marietta Materials, Inc. 3.450%, 06/01/27	100,000	102,250
Masco Corp. 6.500%, 08/15/32	150,000	184,207
Standard Industries, Inc. 4.750%, 01/15/28 (144A)	345,000	353,625

		1,003,682

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.2%
Celanese U.S. Holdings LLC 3.500%, 05/08/24	139,000	$143,626
Chemours Co. (The) 7.000%, 05/15/25	250,000	251,875
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	83,811
DuPont de Nemours, Inc. 4.493%, 11/15/25	120,000	132,028
5.319%, 11/15/38	60,000	71,455
Eastman Chemical Co. 4.500%, 12/01/28	150,000	165,923
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	285,000	299,250
Hexion, Inc. 7.875%, 07/15/27 (144A)	95,000	98,795
INEOS Group Holdings S.A. 5.625%, 08/01/24 (144A) (b)	500,000	513,500
International Flavors & Fragrances, Inc. 4.450%, 09/26/28	36,000	39,323
Mosaic Co. (The) 4.050%, 11/15/27 (b)	472,000	489,596
5.625%, 11/15/43	100,000	117,294
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	260,000	268,450
Nutrien, Ltd. 3.000%, 04/01/25	478,000	487,362
4.200%, 04/01/29	50,000	55,067
5.000%, 04/01/49 (b)	75,000	89,174
Sherwin-Williams Co. (The) 3.125%, 06/01/24	103,000	106,396
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.000%, 10/01/26 (144A) (b)	200,000	212,000
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.375%, 09/01/25 (144A)	250,000	250,000

		3,874,925

Commercial Services—0.2%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 03/15/25 (144A) (b)	531,000	546,266
Global Payments, Inc. 2.650%, 02/15/25	440,000	441,572
3.200%, 08/15/29	265,000	270,271
4.150%, 08/15/49	125,000	133,303
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	335,000	352,588
Hertz Corp. (The) 7.125%, 08/01/26 (144A)	750,000	812,250
Live Nation Entertainment, Inc. 5.625%, 03/15/26 (144A)	275,000	292,875
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/22 (144A)	300,000	301,125
Service Corp. International 4.625%, 12/15/27	300,000	312,750
United Rentals North America, Inc. 6.500%, 12/15/26 (b)	1,000,000	1,099,062

Commercial Services—(Continued)
Western Union Co. (The) 3.600%, 03/15/22	150,000	154,339

		4,716,401

Computers—0.2%
Apple, Inc. 3.450%, 02/09/45	1,072,000	1,126,411
3.750%, 11/13/47	161,000	178,209
3.850%, 05/04/43	200,000	223,874
Dell International LLC / EMC Corp. 5.300%, 10/01/29 (144A)	290,000	326,560
6.020%, 06/15/26 (144A)	339,000	389,892
DXC Technology Co. 4.250%, 04/15/24	60,000	63,686
International Business Machines Corp. 3.000%, 05/15/24 (b)	460,000	476,328
3.300%, 05/15/26	880,000	927,357
3.500%, 05/15/29	450,000	483,467
4.150%, 05/15/39	220,000	247,529
4.250%, 05/15/49	100,000	114,104
NCR Corp. 5.750%, 09/01/27 (144A)	115,000	122,475

		4,679,892

Distribution/Wholesale—0.0%
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	90,000	96,188

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 01/15/25	150,000	154,511
4.450%, 04/03/26	150,000	160,867
Air Lease Corp. 3.000%, 09/15/23	60,000	61,415
3.250%, 03/01/25	614,000	631,610
3.250%, 10/01/29	575,000	571,170
3.625%, 04/01/27	95,000	98,417
3.625%, 12/01/27	119,000	123,131
Aircastle, Ltd. 4.400%, 09/25/23	35,000	36,981
American Express Co. 3.700%, 11/05/21	200,000	206,046
4.200%, 11/06/25	150,000	165,212
Avolon Holdings Funding, Ltd. 3.950%, 07/01/24 (144A)	157,000	163,610
4.375%, 05/01/26 (144A)	291,000	307,383
BOC Aviation, Ltd. 2.375%, 09/15/21 (144A)	200,000	199,250
2.750%, 09/18/22 (144A)	220,000	220,772
Brookfield Finance, Inc. 4.850%, 03/29/29	300,000	343,081
Capital One Bank USA N.A. 3.375%, 02/15/23	915,000	944,804
Capital One Financial Corp. 3.900%, 01/29/24	190,000	201,373
4.250%, 04/30/25	150,000	163,163

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
GE Capital International Funding Co. 2.342%, 11/15/20	550,000	$550,415
3.373%, 11/15/25	805,000	837,875
4.418%, 11/15/35	1,712,000	1,822,896
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	333,407
Mitsubishi UFJ Lease & Finance Co., Ltd. 3.406%, 02/28/22 (144A)	935,000	955,093
3.559%, 02/28/24 (144A)	200,000	207,098
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	111,221
ORIX Corp. 2.900%, 07/18/22	80,000	81,518
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	110,000	115,170
5.500%, 02/15/24 (144A)	165,000	181,155
Springleaf Finance Corp. 6.625%, 01/15/28	322,000	363,474
TD Ameritrade Holding Corp. 3.750%, 04/01/24	150,000	159,269

		10,471,387

Electric—1.3%
AEP Texas, Inc. 3.950%, 06/01/28	311,000	337,774
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	28,924
AES Corp. 5.500%, 04/15/25	100,000	103,250
Ameren Corp. 2.500%, 09/15/24	95,000	95,739
Ameren Illinois Co. 4.500%, 03/15/49	225,000	276,820
Appalachian Power Co. 4.500%, 03/01/49	35,000	40,407
Arizona Public Service Co. 4.700%, 01/15/44	50,000	58,622
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	156,131
Baltimore Gas & Electric Co. 2.800%, 08/15/22	70,000	71,088
3.200%, 09/15/49	210,000	205,095
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	157,000	176,108
CMS Energy Corp. 3.875%, 03/01/24	70,000	73,640
Commonwealth Edison Co. 3.650%, 06/15/46	483,000	511,378
3.700%, 03/01/45	128,000	135,878
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	182,002
Consumers Energy Co. 4.350%, 04/15/49	100,000	121,002
Dominion Energy, Inc. 2.715%, 08/15/21 (d)	410,000	413,011
2.850%, 08/15/26	987,000	996,338

Electric—(Continued)
Duke Energy Carolinas LLC 3.200%, 08/15/49	170,000	168,830
3.950%, 11/15/28	350,000	389,695
6.000%, 12/01/28	100,000	124,369
Duke Energy Corp. 3.400%, 06/15/29	55,000	57,411
Duke Energy Indiana LLC 3.250%, 10/01/49	140,000	139,516
3.750%, 05/15/46	770,000	824,749
Duke Energy Progress LLC 3.700%, 10/15/46	250,000	266,805
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	754,000	762,247
Edison International 2.950%, 03/15/23 (b)	640,000	640,260
3.125%, 11/15/22	75,000	76,136
3.550%, 11/15/24	581,000	594,620
4.125%, 03/15/28	465,000	476,572
5.750%, 06/15/27	100,000	112,160
EDP Finance B.V. 5.250%, 01/14/21 (144A) (b)	425,000	437,214
Emera U.S. Finance L.P. 3.550%, 06/15/26	490,000	508,542
4.750%, 06/15/46	393,000	453,691
Enel Finance International NV 3.500%, 04/06/28 (144A)	205,000	209,597
3.625%, 05/25/27 (144A)	220,000	227,690
4.875%, 06/14/29 (144A)	275,000	310,093
Entergy Louisiana LLC 2.400%, 10/01/26	483,000	476,243
4.200%, 04/01/50	300,000	353,457
Entergy Mississippi LLC 2.850%, 06/01/28	184,000	187,987
3.850%, 06/01/49	120,000	130,624
Entergy Texas, Inc. 3.550%, 09/30/49	515,000	522,997
4.000%, 03/30/29	303,000	333,655
Evergy Kansas Central, Inc. 3.250%, 09/01/49	205,000	201,262
Evergy, Inc. 2.900%, 09/15/29	605,000	601,257
Exelon Corp. 3.497%, 06/01/22	139,000	142,693
Fortis, Inc. 3.055%, 10/04/26	353,000	360,186
ITC Holdings Corp. 2.700%, 11/15/22	650,000	657,772
3.250%, 06/30/26	640,000	659,581
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	506,000	550,463
6.150%, 06/01/37	100,000	129,074
Louisville Gas & Electric Co. 4.650%, 11/15/43	197,000	232,184
Metropolitan Edison Co. 4.000%, 04/15/25 (144A)	20,000	21,282

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
National Rural Utilities Cooperative Finance Corp. 2.850%, 01/27/25	824,000	$847,565
2.950%, 02/07/24	87,000	89,646
3.900%, 11/01/28	100,000	109,949
4.300%, 03/15/49	119,000	141,813
Nevada Power Co. 3.700%, 05/01/29	190,000	205,551
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	213,000	220,708
NextEra Energy Capital Holdings, Inc. 3.150%, 04/01/24	599,000	620,709
3.500%, 04/01/29	134,000	142,464
Niagara Mohawk Power Corp. 4.278%, 12/15/28 (144A)	200,000	222,834
NRG Energy, Inc. 4.450%, 06/15/29 (144A)	305,000	319,088
6.625%, 01/15/27	22,000	23,870
7.250%, 05/15/26	250,000	273,125
Ohio Power Co. 4.000%, 06/01/49	135,000	151,130
PacifiCorp 4.125%, 01/15/49	285,000	324,862
Pennsylvania Electric Co. 3.600%, 06/01/29 (144A)	500,000	525,946
Public Service Co. of Colorado 3.200%, 03/01/50	150,000	150,238
Public Service Co. of Oklahoma 6.625%, 11/15/37	100,000	137,899
San Diego Gas & Electric Co. 4.100%, 06/15/49	385,000	424,813
4.300%, 04/01/42	160,000	171,639
Sierra Pacific Power Co. 2.600%, 05/01/26	1,481,000	1,487,855
Southern California Edison Co. 3.600%, 02/01/45	256,000	252,601
3.650%, 03/01/28	324,000	347,049
3.700%, 08/01/25	410,000	434,149
4.050%, 03/15/42	150,000	154,991
Southern Co. (The) 4.400%, 07/01/46	135,000	149,273
Southwestern Electric Power Co. 3.900%, 04/01/45	272,000	283,702
Southwestern Public Service Co. 3.700%, 08/15/47	354,000	371,747
4.400%, 11/15/48	225,000	266,402
Toledo Edison Co. (The) 7.250%, 05/01/20	15,000	15,214
Tucson Electric Power Co. 3.050%, 03/15/25	50,000	51,448
4.850%, 12/01/48	150,000	182,528
Union Electric Co. 2.950%, 06/15/27	161,000	165,744
3.500%, 03/15/29	176,000	188,925
Virginia Electric & Power Co. 3.800%, 04/01/28	300,000	326,053

		26,105,651

Electrical Components & Equipment—0.0%
Energizer Holdings, Inc. 7.750%, 01/15/27 (144A)	520,000	581,126

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	123,000	125,888

Entertainment—0.0%
Live Nation Entertainment, Inc. 4.750%, 10/15/27 (144A)	30,000	31,050
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	240,000	248,700

		279,750

Environmental Control—0.0%
Waste Management, Inc. 2.950%, 06/15/24	377,000	389,288
3.450%, 06/15/29	65,000	69,514

		458,802

Food—0.1%
Albertsons Cos., Inc / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC 5.750%, 03/15/25	235,000	243,225
Campbell Soup Co. 4.800%, 03/15/48	30,000	34,645
Conagra Brands, Inc. 4.600%, 11/01/25	20,000	22,073
Kraft Heinz Foods Co. 4.375%, 06/01/46	471,000	462,948
5.000%, 07/15/35	270,000	299,377
Kroger Co. (The) 3.875%, 10/15/46	598,000	584,099
McCormick & Co., Inc. 3.150%, 08/15/24	60,000	62,254
3.400%, 08/15/27	70,000	72,924
Post Holdings, Inc. 5.500%, 03/01/25 (144A)	480,000	502,800
Smithfield Foods, Inc. 5.200%, 04/01/29 (144A)	150,000	166,152
Tyson Foods, Inc. 4.550%, 06/02/47	300,000	341,614

		2,792,111

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A)	290,000	305,588

Forest Products & Paper—0.0%
International Paper Co. 4.350%, 08/15/48	198,000	210,165

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.1%
Atmos Energy Corp. 2.625%, 09/15/29	220,000	$221,796
4.125%, 03/15/49	145,000	166,103
Boston Gas Co. 3.001%, 08/01/29 (144A)	120,000	122,689
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	184,370
Dominion Energy Gas Holdings LLC 2.500%, 11/15/24 (b)	210,000	210,787
3.900%, 11/15/49	126,000	125,433
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	258,000	258,370
NiSource, Inc. 2.950%, 09/01/29	305,000	303,532
6.250%, 12/15/40	75,000	99,022
ONE Gas, Inc. 4.500%, 11/01/48	142,000	168,256
Piedmont Natural Gas Co., Inc. 3.500%, 06/01/29	422,000	450,681
Southern California Gas Co. 4.300%, 01/15/49	180,000	204,845
4.450%, 03/15/44	50,000	56,134

		2,572,018

Healthcare-Products—0.1%
Abbott Laboratories 4.900%, 11/30/46	446,000	585,171
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	200,000	203,480
Boston Scientific Corp. 3.750%, 03/01/26	400,000	428,344
4.000%, 03/01/29	170,000	187,892
4.550%, 03/01/39	248,000	291,035
Covidien International Finance S.A. 2.950%, 06/15/23	169,000	173,725
Medtronic, Inc. 4.375%, 03/15/35	94,000	111,145
Thermo Fisher Scientific, Inc. 2.600%, 10/01/29	215,000	212,362
2.950%, 09/19/26	283,000	290,732
3.650%, 12/15/25	285,000	304,399
Zimmer Biomet Holdings, Inc. 3.700%, 03/19/23	26,000	27,083

		2,815,368

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	363,000	368,728
3.875%, 08/15/47	326,000	330,569
4.125%, 11/15/42	195,000	199,237
Anthem, Inc. 3.350%, 12/01/24	175,000	182,508
3.650%, 12/01/27	645,000	682,235
4.101%, 03/01/28	140,000	151,940

Healthcare-Services—(Continued)
BCPE Cycle Merger Sub II, Inc. 10.625%, 07/15/27 (144A)	100,000	102,500
CHS/Community Health Systems Inc. 8.625%, 01/15/24 (144A)	200,000	212,000
DaVita, Inc. 5.000%, 05/01/25	502,000	516,432
Encompass Health Corp. 4.500%, 02/01/28	80,000	82,900
5.750%, 11/01/24 (b)	255,000	257,869
5.750%, 09/15/25	100,000	104,750
Envision Healthcare Corp. 8.750%, 10/15/26 (144A)	250,000	155,000
HCA, Inc. 4.500%, 02/15/27	378,000	407,253
5.125%, 06/15/39	110,000	121,398
5.250%, 04/15/25	350,000	391,239
5.250%, 06/15/26	354,000	396,233
5.250%, 06/15/49	217,000	241,881
5.375%, 09/01/26	1,500,000	1,670,625
5.875%, 02/01/29	150,000	173,438
Laboratory Corp. of America Holdings 2.300%, 12/01/24	265,000	263,621
Memorial Health Services 3.447%, 11/01/49	425,000	416,605
Tenet Healthcare Corp. 4.625%, 07/15/24	20,000	20,475
4.875%, 01/01/26 (144A)	490,000	513,226
5.125%, 11/01/27 (144A)	210,000	221,812
6.750%, 06/15/23 (b)	750,000	824,032
7.000%, 08/01/25	90,000	95,063
UnitedHealth Group, Inc. 3.100%, 03/15/26	674,000	705,195
3.500%, 08/15/39	238,000	249,287
3.700%, 08/15/49	143,000	153,182

		10,211,233

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.250%, 04/11/24 (144A)	475,000	486,656
3.625%, 04/11/29 (144A)	205,000	215,476
Hutchison Whampoa International 14, Ltd. 3.625%, 10/31/24 (144A)	200,000	209,212

		911,344

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.625%, 10/15/23	250,000	257,188

Household Products/Wares—0.1%
ACCO Brands Corp. 5.250%, 12/15/24 (144A)	350,000	364,437
Central Garden & Pet Co. 5.125%, 02/01/28	300,000	310,500
Prestige Brands, Inc. 6.375%, 03/01/24 (144A)	240,000	249,600

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—(Continued)
Reckitt Benckiser Treasury Services plc 2.375%, 06/24/22 (144A)	312,000	$314,174
3.000%, 06/26/27 (144A)	200,000	204,734
Spectrum Brands, Inc. 5.000%, 10/01/29 (144A)	25,000	25,813
5.750%, 07/15/25	400,000	417,508

		1,886,766

Insurance—0.5%
Aflac, Inc. 4.750%, 01/15/49	335,000	406,842
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	205,050
3.900%, 04/06/28 (144A)	210,000	224,174
American Financial Group, Inc. 3.500%, 08/15/26	70,000	72,045
American International Group, Inc. 3.875%, 01/15/35	798,000	845,561
Assurant, Inc. 4.200%, 09/27/23	150,000	156,494
Athene Global Funding 2.750%, 04/20/20 (144A)	180,000	180,375
2.950%, 11/12/26 (144A)	370,000	369,160
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48 (b)	266,000	313,890
4.250%, 01/15/49	210,000	248,340
4.400%, 05/15/42	200,000	234,667
Harborwalk Funding Trust 5.077%, 3M LIBOR + 3.191%, 02/15/69 (144A) (c)	505,000	596,893
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	25,000	27,677
6.100%, 10/01/41	25,000	34,129
Jackson National Life Global Funding 3.250%, 01/30/24 (144A)	90,000	93,308
3.875%, 06/11/25 (144A)	577,000	618,296
Lincoln National Corp. 3.050%, 01/15/30	100,000	100,491
3.800%, 03/01/28	633,000	673,973
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (c)	378,000	392,179
Markel Corp. 3.500%, 11/01/27	100,000	103,468
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/70 (144A)	96,000	92,450
New York Life Global Funding 3.000%, 01/10/28 (144A)	309,000	319,935
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	75,000	85,627
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	158,127
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (c)	97,000	103,547
Principal Financial Group, Inc. 3.700%, 05/15/29	75,000	81,681

Insurance—(Continued)
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	90,000	94,586
Prudential Financial, Inc. 3.905%, 12/07/47	595,000	638,660
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	320,723
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	905,000	948,430
Swiss Re Finance Luxembourg S.A. 5.000%, 5Y H15 + 3.582%, 04/02/49 (144A) (c)	400,000	445,500
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	113,389

		9,299,667

Internet—0.1%
Amazon.com, Inc. 3.150%, 08/22/27	588,000	621,723
Booking Holdings, Inc. 2.750%, 03/15/23 (b)	71,000	72,503
Netflix, Inc. 5.875%, 11/15/28	530,000	587,537
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/26 (144A)	200,000	186,000
Zayo Group LLC / Zayo Capital, Inc. 6.375%, 05/15/25	315,000	324,711

		1,792,474

Iron/Steel—0.0%
Steel Dynamics, Inc. 3.450%, 04/15/30	154,000	155,595

Leisure Time—0.0%
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	400,000	410,500

Lodging—0.2%
Boyd Gaming Corp. 6.375%, 04/01/26	275,000	295,883
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25	500,000	513,750
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26	250,000	272,187
MGM Resorts International 5.500%, 04/15/27	2,000,000	2,220,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25 (144A)	500,000	535,625

		3,837,445

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp. 3.650%, 12/07/23	70,000	74,239
Terex Corp. 5.625%, 02/01/25 (144A)	300,000	309,750

		383,989

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—0.1%
John Deere Capital Corp. 2.250%, 09/14/26	130,000	$129,926
3.450%, 01/10/24	35,000	36,857
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	240,000	247,800
Roper Technologies, Inc. 2.950%, 09/15/29 (b)	330,000	332,873
3.000%, 12/15/20	83,000	83,701
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	200,000	218,500
Welbilt, Inc. 9.500%, 02/15/24	250,000	265,000

		1,314,657

Media—0.9%
Altice Luxembourg S.A. 10.500%, 05/15/27 (144A)	350,000	399,017
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27 (144A)	1,000,000	1,055,000
5.875%, 04/01/24 (144A)	1,000,000	1,033,750
5.875%, 05/01/27 (144A)	1,000,000	1,057,500
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28	206,000	213,428
4.800%, 03/01/50	410,000	430,843
5.375%, 05/01/47	452,000	505,687
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	100,000	104,130
9.250%, 02/15/24 (144A)	455,000	503,912
Comcast Corp. 2.350%, 01/15/27	1,417,000	1,414,163
3.150%, 03/01/26	596,000	624,247
3.200%, 07/15/36	1,027,000	1,047,835
3.250%, 11/01/39	570,000	577,488
3.400%, 07/15/46	88,000	89,166
3.450%, 02/01/50	700,000	715,127
3.950%, 10/15/25	279,000	304,270
4.600%, 10/15/38	50,000	59,472
4.950%, 10/15/58	55,000	71,414
6.500%, 11/15/35	90,000	127,343
7.050%, 03/15/33	187,000	267,737
COX Communications, Inc. 3.350%, 09/15/26 (144A)	350,000	361,207
4.600%, 08/15/47 (144A)	70,000	77,500
CSC Holdings LLC 6.500%, 02/01/29 (144A)	360,000	401,400
10.875%, 10/15/25 (144A)	300,000	335,250
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	100,000	101,155
Discovery Communications LLC 5.300%, 05/15/49	84,000	99,280
DISH DBS Corp. 5.875%, 11/15/24 (b)	655,000	669,328
7.750%, 07/01/26 (b)	1,000,000	1,059,390

Media—(Continued)
Entercom Media Corp. 6.500%, 05/01/27 (144A)	190,000	203,300
Fox Corp. 4.030%, 01/25/24 (144A)	148,000	157,688
4.709%, 01/25/29 (144A)	45,000	51,250
GCI LLC 6.875%, 04/15/25	200,000	209,000
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 (144A)	235,000	247,643
Sinclair Television Group, Inc. 5.125%, 02/15/27 (144A)	250,000	256,875
5.625%, 08/01/24 (144A)	250,000	257,187
Sirius XM Radio, Inc. 5.375%, 07/15/26 (144A)	731,000	776,459
Time Warner Cable LLC 4.500%, 09/15/42	667,000	680,126
6.550%, 05/01/37	50,000	61,210
6.750%, 06/15/39	265,000	335,797
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	290,000	298,120
ViacomCBS, Inc. 4.375%, 03/15/43	213,000	225,261
Videotron, Ltd. 5.125%, 04/15/27 (144A)	465,000	497,550

		17,963,505

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	66,517

Mining—0.1%
Alcoa Nederland Holding B.V. 7.000%, 09/30/26 (144A)	250,000	272,825
Freeport-McMoRan, Inc. 4.550%, 11/14/24	600,000	634,248
Glencore Funding LLC 4.000%, 03/27/27 (144A)	205,000	212,846
4.875%, 03/12/29 (144A)	322,000	349,418
Newmont Goldcorp Corp. 2.800%, 10/01/29 (b)	80,000	79,142
Novelis Corp. 6.250%, 08/15/24 (144A)	240,000	251,700

		1,800,179

Miscellaneous Manufacturing—0.2%
Eaton Corp. 5.800%, 03/15/37	100,000	124,456
General Electric Co. 2.700%, 10/09/22 (b)	375,000	379,982
3.100%, 01/09/23	236,000	240,986
4.375%, 09/16/20	250,000	253,869
5.550%, 01/05/26	633,000	726,081
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	119,324
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	250,000	259,504
3.250%, 05/27/25 (144A)	550,000	579,059

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Textron, Inc. 3.900%, 09/17/29	265,000	$282,765

		2,966,026

Oil & Gas—0.5%
Antero Resources Corp. 5.625%, 06/01/23 (b)	250,000	200,625
Apache Corp. 5.100%, 09/01/40	100,000	101,570
BP Capital Markets America, Inc. 2.750%, 05/10/23	100,000	102,244
3.017%, 01/16/27	881,000	911,823
3.224%, 04/14/24	300,000	312,972
3.410%, 02/11/26	120,000	127,732
3.796%, 09/21/25	100,000	108,122
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	635,000	676,686
3.900%, 02/01/25	150,000	159,833
Cenovus Energy, Inc. 5.250%, 06/15/37	155,000	171,429
Concho Resources, Inc. 4.375%, 01/15/25	100,000	103,264
Encana Corp. 7.375%, 11/01/31	250,000	304,535
Eni S.p.A. 4.250%, 05/09/29 (144A) (b)	235,000	257,723
4.750%, 09/12/28 (144A)	305,000	344,876
Eni USA, Inc. 7.300%, 11/15/27	100,000	128,871
EOG Resources, Inc. 2.625%, 03/15/23	150,000	152,704
Exxon Mobil Corp. 2.995%, 08/16/39	300,000	299,981
3.095%, 08/16/49	175,000	174,091
Gulfport Energy Corp. 6.000%, 10/15/24	350,000	248,500
Marathon Petroleum Corp. 4.750%, 09/15/44	284,000	311,355
MEG Energy Corp. 6.500%, 01/15/25 (144A)	120,000	124,812
7.000%, 03/31/24 (144A)	190,000	191,188
Noble Energy, Inc. 3.850%, 01/15/28	331,000	349,347
3.900%, 11/15/24	277,000	292,571
4.200%, 10/15/49	390,000	390,805
6.000%, 03/01/41	160,000	192,707
Oasis Petroleum, Inc. 6.875%, 01/15/23 (b)	325,000	317,687
Occidental Petroleum Corp. 3.400%, 04/15/26	898,000	921,190
3.500%, 08/15/29	185,000	188,594
4.200%, 03/15/48	100,000	99,036
4.300%, 08/15/39	139,000	141,392
4.500%, 07/15/44	50,000	50,359
5.550%, 03/15/26	100,000	113,481

Oil & Gas—(Continued)
Phillips 66 4.875%, 11/15/44	149,000	179,366
Shell International Finance B.V. 2.375%, 11/07/29	260,000	257,219
2.875%, 05/10/26	376,000	389,247
3.500%, 11/13/23	570,000	599,917
3.750%, 09/12/46	201,000	220,327
Suncor Energy, Inc. 5.350%, 07/15/33	150,000	184,493
Total Capital International S.A. 2.829%, 01/10/30	155,000	159,094
3.461%, 07/12/49	384,000	402,623
Whiting Petroleum Corp. 6.625%, 01/15/26	400,000	272,592

		11,236,983

Oil & Gas Services—0.1%
Archrock Partners L.P. / Archrock Partners Finance Corp. 6.000%, 10/01/22	200,000	201,500
Baker Hughes a GE Co. LLC 5.125%, 09/15/40	25,000	29,382
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.138%, 11/07/29	170,000	174,450
3.337%, 12/15/27	252,000	262,750
Halliburton Co.
3.800%, 11/15/25	85,000	90,656
4.850%, 11/15/35	375,000	423,414
Schlumberger Holdings Corp.
3.750%, 05/01/24 (144A)	75,000	78,977
3.900%, 05/17/28 (144A)	619,000	658,644
4.000%, 12/21/25 (144A)	50,000	53,795

		1,973,568

Packaging & Containers—0.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.000%, 02/15/25 (144A)	750,000	786,562
LABL Escrow Issuer LLC 6.750%, 07/15/26 (144A)	230,000	244,375
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	335,000	345,084
Packaging Corp. of America 4.050%, 12/15/49	135,000	139,890
WRKCo, Inc. 3.750%, 03/15/25	150,000	158,321

		1,674,232

Pharmaceuticals—1.1%
AbbVie, Inc.
2.150%, 11/19/21 (144A)	970,000	971,785
2.300%, 11/21/22 (144A)	800,000	803,795
3.200%, 05/14/26	135,000	139,642
3.200%, 11/21/29 (144A)	1,204,000	1,224,076
3.600%, 05/14/25	410,000	432,408
4.050%, 11/21/39 (144A)	618,000	653,108
4.250%, 11/21/49 (144A)	140,000	147,342

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
AbbVie, Inc.
4.400%, 11/06/42	110,000	$118,708
4.450%, 05/14/46	430,000	459,212
Allergan Finance LLC 4.625%, 10/01/42	220,000	229,692
Allergan Funding SCS
4.550%, 03/15/35	60,000	65,448
4.750%, 03/15/45	60,000	65,164
AstraZeneca plc
4.000%, 09/18/42	253,000	277,056
6.450%, 09/15/37	50,000	70,579
Bausch Health Cos., Inc.
7.000%, 03/15/24 (144A)	885,000	920,400
9.000%, 12/15/25 (144A)	1,625,000	1,847,950
Bayer U.S. Finance LLC 4.375%, 12/15/28 (144A)	240,000	261,641
Becton Dickinson & Co. 3.363%, 06/06/24	1,234,000	1,284,654
Bristol-Myers Squibb Co.
2.900%, 07/26/24 (144A)	345,000	355,945
3.200%, 06/15/26 (144A)	174,000	182,468
3.450%, 11/15/27 (144A)	920,000	983,384
3.875%, 08/15/25 (144A)	329,000	355,654
3.900%, 02/20/28 (144A)	145,000	159,638
4.125%, 06/15/39 (144A)	105,000	120,887
4.250%, 10/26/49 (144A)	242,000	286,361
4.550%, 02/20/48 (144A)	250,000	305,378
5.000%, 08/15/45 (144A)	200,000	255,821
Cigna Corp. 4.375%, 10/15/28	963,000	1,065,531
CVS Health Corp.
2.625%, 08/15/24	70,000	70,539
2.875%, 06/01/26	1,443,000	1,464,203
3.250%, 08/15/29	220,000	223,275
4.300%, 03/25/28	653,000	712,577
4.780%, 03/25/38	472,000	534,992
5.050%, 03/25/48	228,000	269,378
5.300%, 12/05/43	200,000	238,228
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	288,053	306,138
5.880%, 01/10/28	367,288	404,998
8.353%, 07/10/31 (144A)	145,665	185,619
Elanco Animal Health, Inc. 3.912%, 08/27/21	380,000	389,754
Eli Lilly & Co. 4.150%, 03/15/59	105,000	123,538
Johnson & Johnson 3.400%, 01/15/38	223,000	238,604
Mylan NV 3.950%, 06/15/26	338,000	352,028
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A) (b)	265,000	263,675
Pfizer, Inc.
3.900%, 03/15/39	180,000	202,766
4.000%, 03/15/49	279,000	320,102

Pharmaceuticals—(Continued)
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	170,000	173,112
3.200%, 09/23/26	1,623,000	1,670,918
Zoetis, Inc.
3.000%, 09/12/27	169,000	173,568
4.500%, 11/13/25	821,000	908,460
4.700%, 02/01/43	110,000	130,706

		23,400,905

Pipelines—0.6%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	100,000	106,263
4.250%, 07/15/27 (144A)	70,000	75,175
Boardwalk Pipelines L.P.
4.450%, 07/15/27	34,000	35,159
4.800%, 05/03/29	65,000	69,437
Cameron LNG LLC
2.902%, 07/15/31 (144A)	385,000	385,242
3.302%, 01/15/35 (144A)	325,000	327,531
3.701%, 01/15/39 (144A) (b)	163,000	166,141
Cheniere Energy Partners L.P. 4.500%, 10/01/29 (144A)	140,000	143,864
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	423,000	463,704
Enable Midstream Partners L.P.
4.150%, 09/15/29	90,000	85,364
4.400%, 03/15/27	70,000	69,836
4.950%, 05/15/28	80,000	80,940
Enbridge, Inc. 3.500%, 06/10/24 (b)	292,000	305,577
Energy Transfer Operating L.P. 4.200%, 04/15/27	297,000	310,706
4.750%, 01/15/26	150,000	162,279
5.150%, 02/01/43	566,000	580,409
6.050%, 06/01/41	55,000	61,960
6.250%, 04/15/49	70,000	84,245
EnLink Midstream Partners L.P.
4.850%, 07/15/26	310,000	290,625
Enterprise Products Operating LLC
3.750%, 02/15/25	67,000	71,456
3.900%, 02/15/24	82,000	87,017
4.200%, 01/31/50	391,000	418,240
4.250%, 02/15/48	285,000	305,285
4.850%, 08/15/42	100,000	115,834
4.950%, 10/15/54	33,000	37,983
EQM Midstream Partners L.P.
5.500%, 07/15/28	150,000	147,264
Kinder Morgan Energy Partners L.P.
5.000%, 08/15/42	300,000	328,156
Kinder Morgan, Inc.
5.200%, 03/01/48	80,000	92,628
5.300%, 12/01/34	595,000	699,681
MPLX L.P.
4.125%, 03/01/27	80,000	83,945
4.500%, 04/15/38	465,000	472,086

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX L.P.
4.700%, 04/15/48	119,000	$120,907
5.200%, 03/01/47	81,000	87,340
ONEOK Partners L.P.
3.375%, 10/01/22	65,000	66,865
4.900%, 03/15/25	382,000	420,358
5.000%, 09/15/23	70,000	75,902
6.650%, 10/01/36	140,000	178,361
ONEOK, Inc.
3.400%, 09/01/29	235,000	238,451
4.450%, 09/01/49	255,000	263,686
4.950%, 07/13/47	59,000	64,872
5.200%, 07/15/48	90,000	101,844
Phillips 66 Partners L.P.
3.150%, 12/15/29	40,000	39,800
4.900%, 10/01/46	251,000	284,399
Plains All American Pipeline L.P. / PAA Finance Corp.
4.500%, 12/15/26	160,000	170,243
4.650%, 10/15/25	455,000	487,045
4.700%, 06/15/44	120,000	116,391
Southern Natural Gas Co. LLC
4.800%, 03/15/47 (144A)	102,000	115,901
8.000%, 03/01/32	70,000	101,290
Spectra Energy Partners L.P.
3.500%, 03/15/25	439,000	459,086
Sunoco Logistics Partners Operations L.P.
4.950%, 01/15/43	150,000	148,202
5.350%, 05/15/45	90,000	96,540
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.250%, 11/15/23	300,000	303,000
6.500%, 07/15/27 (144A)	300,000	328,500
6.750%, 03/15/24	235,000	243,519
Texas Eastern Transmission L.P.
3.500%, 01/15/28 (144A)	45,000	46,176
TransCanada PipeLines, Ltd.
4.625%, 03/01/34	305,000	348,278
Transcanada Trust 5.500%, 3M LIBOR + 4.154%, 09/15/79 (c)	298,000	312,751

		11,883,739

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	259,782

Real Estate Investment Trusts—0.6%
Alexandria Real Estate Equities, Inc.
2.750%, 12/15/29	95,000	93,720
3.800%, 04/15/26	105,000	112,148
4.000%, 02/01/50	111,000	121,233
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	150,000	158,042
American Tower Corp.
3.125%, 01/15/27	501,000	512,463
3.375%, 10/15/26 (b)	304,000	315,757

Real Estate Investment Trusts—(Continued)
American Tower Corp.
3.600%, 01/15/28	147,000	154,288
3.700%, 10/15/49	210,000	208,593
3.950%, 03/15/29	236,000	253,460
4.400%, 02/15/26	250,000	272,690
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	167,111
Boston Properties L.P. 4.500%, 12/01/28	100,000	113,252
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	60,000	62,965
Crown Castle International Corp. 4.450%, 02/15/26	100,000	109,457
Equinix, Inc. 5.875%, 01/15/26	500,000	530,630
ERP Operating L.P. 4.150%, 12/01/28	120,000	134,602
ESH Hospitality, Inc.
4.625%, 10/01/27 (144A)	120,000	121,500
5.250%, 05/01/25 (144A)	285,000	294,619
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	680,000	697,422
Healthcare Trust of America Holdings L.P. 3.100%, 02/15/30	200,000	198,326
Healthpeak Properties, Inc. 3.000%, 01/15/30	670,000	671,636
3.500%, 07/15/29	118,000	122,915
Iron Mountain, Inc. 4.375%, 06/01/21 (144A)	250,000	252,513
Life Storage L.P. 4.000%, 06/15/29	137,000	146,520
Mid-America Apartments L.P. 4.000%, 11/15/25	85,000	91,920
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	107,189
Office Properties Income Trust 4.000%, 07/15/22	140,000	143,248
4.150%, 02/01/22	280,000	286,669
Public Storage 3.385%, 05/01/29	60,000	63,661
Realty Income Corp. 3.875%, 04/15/25	60,000	64,649
Regency Centers L.P. 2.950%, 09/15/29	195,000	194,598
SBA Communications Corp. 4.875%, 09/01/24	184,000	190,900
Scentre Group Trust 1 / Scentre Group Trust 2 3.250%, 10/28/25 (144A)	586,000	598,987
UDR, Inc. 2.950%, 09/01/26	386,000	392,618
3.000%, 08/15/31	120,000	120,028
3.500%, 07/01/27	100,000	104,933
Ventas Realty L.P. 4.125%, 01/15/26	407,000	435,593
4.875%, 04/15/49	88,000	103,330

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	500,000	$541,875
WEA Finance LLC 2.875%, 01/15/27 (144A)	575,000	572,609
Welltower, Inc. 2.700%, 02/15/27	347,000	348,076
3.100%, 01/15/30	320,000	323,583
3.625%, 03/15/24	485,000	509,196
4.000%, 06/01/25	380,000	408,747

		11,428,271

Retail—0.2%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	60,000	60,150
CK Hutchison International 19, Ltd. 2.750%, 09/06/29 (144A)	460,000	451,246
Darden Restaurants, Inc. 4.550%, 02/15/48	73,000	73,863
Home Depot, Inc. (The) 3.900%, 12/06/28	190,000	213,111
Lowe’s Cos., Inc. 2.500%, 04/15/26	50,000	50,325
3.650%, 04/05/29	113,000	120,690
3.700%, 04/15/46	363,000	369,146
4.050%, 05/03/47	208,000	224,005
4.550%, 04/05/49	122,000	143,582
McDonald’s Corp. 3.350%, 04/01/23	45,000	46,843
3.625%, 05/01/43	467,000	463,950
3.625%, 09/01/49	280,000	283,858
6.300%, 10/15/37	160,000	216,850
O’Reilly Automotive, Inc. 3.550%, 03/15/26	60,000	63,428
PetSmart, Inc. 5.875%, 06/01/25 (144A)	500,000	509,375
8.875%, 06/01/25 (144A) (b)	265,000	261,688
Rite Aid Corp. 6.125%, 04/01/23 (144A)	305,000	280,600
Staples, Inc. 7.500%, 04/15/26 (144A)	229,000	237,588
Starbucks Corp. 3.750%, 12/01/47	206,000	213,442
Walmart, Inc. 3.700%, 06/26/28	258,000	284,278

		4,568,018

Savings & Loans—0.0%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (c)	780,000	826,965

Semiconductors—0.1%
Analog Devices, Inc. 4.500%, 12/05/36	113,000	121,786
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	120,000	124,519

Semiconductors—(Continued)
Broadcom, Inc. 4.250%, 04/15/26 (144A)	715,000	759,675
4.750%, 04/15/29 (144A) (b)	400,000	437,368
Intel Corp. 2.450%, 11/15/29	220,000	219,060

		1,662,408

Software—0.3%
CDK Global, Inc. 5.250%, 05/15/29 (144A)	200,000	214,500
Fiserv, Inc. 3.200%, 07/01/26	60,000	62,062
3.500%, 07/01/29	697,000	731,571
4.400%, 07/01/49	60,000	67,898
Infor U.S., Inc. 6.500%, 05/15/22	970,000	984,550
Informatica LLC 7.125%, 07/15/23 (144A)	250,000	253,750
Microsoft Corp. 3.500%, 02/12/35	1,500,000	1,649,025
3.700%, 08/08/46	216,000	243,544
Oracle Corp. 2.950%, 05/15/25	450,000	468,049
3.800%, 11/15/37	366,000	399,053
3.850%, 07/15/36	408,000	446,338
3.900%, 05/15/35	357,000	397,359
4.000%, 11/15/47	76,000	84,815
4.300%, 07/08/34	300,000	350,317
VMware, Inc. 2.950%, 08/21/22	100,000	101,903

		6,454,734

Telecommunications—0.9%
Altice France S.A. 7.375%, 05/01/26 (144A)	413,000	443,413
AT&T, Inc. 2.950%, 07/15/26	209,000	212,843
3.950%, 01/15/25	550,000	589,490
4.125%, 02/17/26 (b)	200,000	216,585
4.300%, 02/15/30	195,000	216,639
4.300%, 12/15/42	952,000	1,017,090
4.350%, 06/15/45	618,000	665,253
4.550%, 03/09/49	270,000	298,948
5.250%, 03/01/37	160,000	190,749
5.350%, 09/01/40	151,000	181,798
British Telecommunications plc 4.250%, 11/08/49 (144A)	200,000	205,204
CenturyLink, Inc. 6.750%, 12/01/23 (b)	65,000	72,556
7.500%, 04/01/24 (b)	550,000	620,125
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A) (b)	100,000	104,875
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	500,000	500,565
CommScope. Inc. 6.000%, 03/01/26 (144A)	500,000	531,875

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Corning, Inc. 3.900%, 11/15/49	252,000	$255,171
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	233,348
Frontier Communications Corp. 8.000%, 04/01/27 (144A) (b)	325,000	339,625
Intelsat Jackson Holdings S.A. 8.000%, 02/15/24 (144A) (b)	240,000	246,300
9.750%, 07/15/25 (144A)	245,000	226,625
Level 3 Financing, Inc. 5.375%, 05/01/25	385,000	398,475
Plantronics, Inc. 5.500%, 05/31/23 (144A)	240,000	234,600
Rogers Communications, Inc. 3.700%, 11/15/49	80,000	80,489
4.350%, 05/01/49	90,000	100,440
Sprint Capital Corp. 8.750%, 03/15/32	1,000,000	1,213,750
Sprint Corp. 7.625%, 02/15/25	105,000	115,222
7.625%, 03/01/26	1,000,000	1,102,800
T-Mobile USA, Inc. 6.500%, 01/15/26	1,000,000	1,072,210
Telecom Italia Capital S.A. 6.000%, 09/30/34	485,000	520,163
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	570,000	631,982
United States Cellular Corp. 6.700%, 12/15/33	280,000	306,600
Verizon Communications, Inc. 2.625%, 08/15/26	50,000	50,725
4.016%, 12/03/29	644,000	719,345
4.125%, 03/16/27	400,000	443,598
4.272%, 01/15/36	1,383,000	1,561,561
4.329%, 09/21/28	1,094,000	1,239,972
4.400%, 11/01/34	213,000	246,442
4.500%, 08/10/33	300,000	350,055
4.672%, 03/15/55	250,000	308,361
4.862%, 08/21/46	42,000	51,981
Vodafone Group plc 4.250%, 09/17/50	680,000	707,472
4.875%, 06/19/49	240,000	277,462
6.250%, 11/30/32	160,000	204,341

		19,307,123

Toys/Games/Hobbies—0.0%
Mattel, Inc. 6.750%, 12/31/25 (144A)	500,000	537,400

Transportation—0.3%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	310,000	318,507
3.550%, 02/15/50	233,000	244,671
3.900%, 08/01/46	439,000	480,608

Transportation—(Continued)
Canadian Pacific Railway Co. 3.700%, 02/01/26	425,000	452,195
5.750%, 03/15/33	120,000	149,530
CSX Corp. 3.250%, 06/01/27	738,000	774,965
3.800%, 11/01/46	404,000	422,314
4.250%, 03/15/29	230,000	258,748
4.750%, 11/15/48	95,000	114,923
6.150%, 05/01/37	60,000	79,679
JB Hunt Transport Services, Inc. 3.875%, 03/01/26	80,000	85,885
Norfolk Southern Corp. 2.900%, 06/15/26	285,000	293,594
3.400%, 11/01/49	385,000	381,166
3.950%, 10/01/42	115,000	122,447
Ryder System, Inc. 2.500%, 05/11/20	420,000	420,470
2.875%, 09/01/20	170,000	170,764
Union Pacific Corp. 3.350%, 08/15/46	444,000	430,285
3.550%, 08/15/39	176,000	182,420
3.600%, 09/15/37	146,000	151,963
4.100%, 09/15/67	70,000	70,772

		5,605,906

Trucking & Leasing—0.0%
Aviation Capital Group LLC 3.875%, 05/01/23 (144A)	100,000	103,265
4.125%, 08/01/25 (144A)	80,000	83,572

		186,837

Total Corporate Bonds & Notes (Cost $311,769,796)		329,010,938

U.S. Treasury & Government Agencies—8.7%

Agency Sponsored Mortgage-Backed—4.1%
Fannie Mae 30 Yr. Pool 4.000%, 06/01/46	1,038,947	1,115,756
4.000%, 07/01/47	1,096,880	1,153,882
4.000%, 11/01/47	483,045	507,728
4.000%, 12/01/47	446,633	468,771
4.000%, 01/01/48	888,672	950,433
4.500%, 04/01/39	185,327	200,844
4.500%, 12/01/40	271,727	294,883
4.500%, 06/01/48	441,666	469,921
4.500%, 07/01/48	316,699	332,942
4.500%, 01/01/49	940,497	1,012,474
5.000%, 07/01/44	705,542	776,687
5.000%, 06/01/48	321,526	345,345
5.000%, 07/01/48	735,711	800,618
5.000%, 08/01/48	474,227	517,539
5.000%, 10/01/48	995,987	1,069,594
5.000%, 01/01/49	676,342	745,749

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 2.410%, 11/01/29	808,888	$807,938
2.600%, 10/01/31	350,000	348,856
2.630%, 05/01/30	1,225,000	1,244,762
2.660%, 11/01/26	638,152	650,482
2.820%, 09/01/27	647,538	664,850
3.060%, 08/01/32	350,000	361,931
3.120%, 01/01/30	871,632	920,441
3.130%, 02/01/30	300,000	315,981
3.140%, 12/01/31	1,252,000	1,312,940
3.150%, 06/01/36	470,719	490,451
3.170%, 01/01/30	550,000	580,764
3.200%, 03/01/28	974,072	1,029,085
3.220%, 01/01/30	450,000	477,126
3.230%, 01/01/30	2,427,456	2,564,762
3.240%, 01/01/22	515,639	526,264
3.330%, 04/01/35	500,000	522,127
3.420%, 04/01/30	1,000,000	1,069,011
3.460%, 11/01/32	1,728,000	1,848,473
3.500%, 12/01/27	1,507,000	1,607,046
3.530%, 08/01/28	400,000	429,196
3.530%, 05/01/33	500,000	539,548
3.570%, 07/01/26	1,000,000	1,069,892
3.600%, 01/01/27	485,698	520,957
3.660%, 03/01/27	739,077	791,628
3.660%, 10/01/28	491,399	532,106
3.670%, 09/01/28	1,000,000	1,081,872
3.740%, 02/01/29	800,000	874,230
3.740%, 07/01/30	695,970	760,996
3.800%, 09/01/33	897,185	972,352
3.840%, 08/01/28	597,639	655,806
3.890%, 12/01/28	571,217	627,901
3.940%, 01/01/29	543,038	597,042
3.960%, 08/01/30	1,484,079	1,651,674
3.990%, 02/01/28	531,064	582,987
4.000%, 09/01/48	465,577	486,207
4.000%, 06/01/49	1,091,588	1,149,966
4.500%, 05/01/48	514,207	548,361
4.500%, 11/01/48	3,032,637	3,220,828
4.500%, 06/01/49	684,413	734,266
Fannie Mae REMICS
3.500%, 06/25/46	1,162,927	1,190,963
5.000%, 05/25/40	65,000	79,045
Fannie Mae REMICS (CMO)
Zero Coupon, 01/25/34	185,228	211,949
Zero Coupon, 05/25/49	1,319,890	1,357,775
4.000%, 04/25/42	272,544	292,268
5.000%, 04/25/37	47,909	52,717
5.000%, 07/25/39	250,000	301,334
Fannie Mae Trust (CMO)
5.620%, 11/25/33	374,552	413,682
Fannie Mae-ACES (CMO)
2.902%, 01/25/28 (c)	1,000,000	1,037,553
2.959%, 09/25/27 (c)	1,000,000	1,040,967
Freddie Mac 30 Yr. Gold Pool 4.000%, 12/01/47	523,215	549,622
4.500%, 06/01/47	1,258,263	1,331,104
5.000%, 12/01/48	497,877	533,400

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool 3.500%, 10/01/49	705,796	726,890
Freddie Mac Multifamily Structured Pass-Through Certificates 2.811%, 09/25/24	1,500,000	1,533,720
3.422%, 02/25/29	775,000	832,331
3.600%, 02/25/28	1,000,000	1,079,535
3.690%, 01/25/29	520,000	568,014
3.850%, 05/25/28 (c)	585,000	640,919
3.900%, 08/25/28 (c)	990,000	1,094,843
3.920%, 09/25/28 (c)	479,000	530,638
Freddie Mac REMICS (CMO)
Zero Coupon, 07/25/49	983,554	1,000,721
2.500%, 01/15/42	149,842	142,467
3.500%, 03/15/35	600,000	637,473
4.000%, 07/15/38	250,000	267,944
4.000%, 05/25/43	600,000	620,487
5.000%, 02/15/40	117,000	142,402
5.000%, 02/15/41	426,517	494,976
5.500%, 03/15/37	316,797	357,385
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	526,408	575,695
Ginnie Mae II 30 Yr. Pool 4.000%, 10/20/49	797,760	838,141
4.250%, 07/20/47	855,273	909,227
4.250%, 10/20/48	1,600,821	1,701,227
4.500%, 02/20/48	3,241,334	3,477,111
4.500%, 05/20/48	285,562	301,836
4.500%, 06/20/48	993,268	1,085,730
4.500%, 12/20/48	569,009	604,452
4.500%, 07/20/49	993,756	1,066,731
4.500%, 09/20/49	2,148,216	2,316,421
5.000%, 07/20/48	346,124	365,315
5.000%, 12/20/48	1,287,538	1,377,894
5.000%, 03/20/49	1,484,405	1,631,639
5.000%, 05/20/49	1,674,984	1,818,326
Government National Mortgage Association (CMO)
Zero Coupon, 04/20/49	972,028	1,001,628
2.500%, 05/20/43	220,040	214,201
5.500%, 02/20/37	161,575	180,453
5.500%, 04/16/37	136,000	152,751
5.500%, 11/16/39	200,000	239,226
6.000%, 04/17/34	89,503	101,050

		84,956,449

U.S. Treasury—4.6%
U.S. Treasury Bonds 2.250%, 08/15/46	904,200	877,610
2.250%, 08/15/49 (b)	120,000	116,269
2.500%, 02/15/45	5,250,000	5,350,006
2.750%, 11/15/42	4,150,000	4,423,461
2.875%, 05/15/43	1,000,000	1,088,101
2.875%, 05/15/49 (b)	3,258,000	3,587,011
3.750%, 08/15/41	1,500,000	1,860,005
3.750%, 11/15/43	5,232,000	6,534,993
4.375%, 11/15/39	2,150,000	2,874,046

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips 2.399%, 05/15/40	2,500,000	$1,519,428
2.527%, 05/15/32	1,495,000	1,139,447
2.573%, 02/15/20 (b)	9,490,000	9,471,428
2.795%, 08/15/20 (b)	10,000,000	9,898,795
2.813%, 08/15/26	10,500,000	9,259,023
2.842%, 02/15/22	10,000,000	9,653,683
U.S. Treasury Notes 1.125%, 07/31/21	4,975,000	4,936,795
1.750%, 02/28/22	1,200,000	1,204,072
1.750%, 05/15/23	12,302,000	12,341,203
2.000%, 02/28/21	5,000,000	5,019,923
2.000%, 11/15/26	3,000,000	3,031,190
2.250%, 11/15/25	210,000	215,487
2.875%, 05/15/28	1,505,000	1,618,857

		96,020,833

Total U.S. Treasury & Government Agencies (Cost $172,635,606)		180,977,282

Asset-Backed Securities—2.1%

Asset-Backed - Automobile—0.6%
American Credit Acceptance Receivables Trust 3.540%, 03/13/23 (144A)	248,650	250,382
3.700%, 07/10/24 (144A)	333,000	334,986
Americredit Automobile Receivables Trust 3.360%, 02/18/25	970,000	994,634
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	527,786
Carmax Auto Owner Trust 3.360%, 09/15/23	185,000	188,684
Carnow Auto Receivables Trust 3.610%, 10/15/21 (144A) (e)	116,004	116,236
4.260%, 09/15/23 (144A) (e)	400,000	403,912
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	11,771	11,772
3.330%, 02/15/28 (144A)	700,000	712,254
Drive Auto Receivables Trust 3.660%, 11/15/24	236,000	238,199
3.720%, 09/16/24	227,000	228,937
3.780%, 04/15/25	565,000	574,675
3.810%, 05/15/24	250,000	254,098
3.990%, 01/15/25	250,000	254,704
4.090%, 01/15/26	250,000	256,927
4.090%, 06/15/26	125,000	128,665
DT Auto Owner Trust 2.730%, 07/15/25 (144A)	533,000	532,106
3.610%, 11/15/24 (144A)	730,000	742,194
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	530,000	533,748
3.640%, 11/15/22 (144A)	78,000	78,374
3.950%, 12/15/22 (144A)	220,000	221,909

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 3.790%, 12/16/24 (144A)	203,000	208,155
4.080%, 02/18/25 (144A)	625,000	645,183
4.110%, 10/15/24 (144A)	500,000	518,567
Ford Credit Auto Owner Trust 3.240%, 04/15/23	305,000	310,423
GLS Auto Receivables Trust 3.250%, 04/18/22 (144A)	54,479	54,603
3.370%, 01/17/23 (144A)	164,769	165,742
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	300,000	301,525
3.710%, 03/25/23 (144A)	570,000	584,667
Nissan Auto Lease Trust 3.250%, 09/15/21	220,000	221,862
Santander Drive Auto Receivables Trust 3.190%, 03/15/22	119,877	119,971
Sonoran Auto Receivables Trust 4.750%, 06/15/25	696,244	710,169
Tesla Auto Lease Trust 3.710%, 08/20/21 (144A)	427,153	432,690
Tricolor Auto Securitization Trust 3.960%, 10/15/21 (144A) (e)	153,536	154,127
U.S. Auto Funding LLC 3.990%, 12/15/22 (144A)	500,000	506,146
5.500%, 07/15/23 (144A)	122,458	124,772
United Auto Credit Securitization Trust 3.780%, 05/10/23 (144A)	240,000	241,136

		12,884,920

Asset-Backed - Credit Card—0.1%
Synchrony Card Issuance Trust 2.950%, 03/15/25	743,000	757,425
3.380%, 09/15/24	150,000	153,316
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	375,000	382,937

		1,293,678

Asset-Backed - Other—1.4%
American Homes 4 Rent Trust 3.786%, 10/17/36 (144A)	187,061	195,270
4.691%, 10/17/52 (144A)	100,000	106,774
4.705%, 10/17/36 (144A)	100,000	106,082
Ascentium Equipment Receivables Trust 3.510%, 04/10/24 (144A)	290,000	295,407
B2R Mortgage Trust 2.567%, 06/15/49 (144A)	116,673	116,724
3.336%, 11/15/48 (144A)	58,604	58,772
Business Jet Securities LLC 4.335%, 02/15/33 (144A)	263,852	266,679
4.447%, 06/15/33 (144A)	368,810	374,181
5.437%, 06/15/33 (144A)	270,031	273,682
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	619,867	636,615

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CoreVest American Finance Trust 2.705%, 10/15/52 (144A)	599,255	$598,705
2.968%, 10/15/49 (144A)	624,580	626,990
3.163%, 10/15/52 (144A)	650,000	645,367
3.880%, 03/15/52 (144A)	320,000	334,951
CSMA 2.000%, 04/25/23	886,251	886,251
Diamond Resorts Owner Trust 3.530%, 02/20/32 (144A)	883,992	882,950
4.190%, 01/21/31 (144A)	181,082	185,114
Fort Credit LLC 6.197%, 11/16/35 (144A) (e)	790,000	792,935
Foundation Finance Trust 3.860%, 11/15/34 (144A)	226,261	229,551
Freedom Financial Network LLC 3.610%, 07/18/24 (144A)	165,797	166,518
3.990%, 10/20/25 (144A)	340,512	342,858
Kabbage Funding LLC 3.825%, 03/15/24 (144A)	917,000	927,024
4.071%, 03/15/24 (144A)	480,000	484,674
Legacy Mortgage Asset Trust 3.200%, 05/25/59 (144A)	905,986	906,779
Lendingpoint Asset Securitization Trust 3.071%, 11/10/25 (144A)	780,244	779,993
Lendmark Funding Trust 3.900%, 12/20/27 (144A)	600,000	600,310
4.230%, 04/20/27 (144A)	709,000	728,605
4.480%, 04/20/27 (144A)	500,000	520,833
LL ABS Trust 2.870%, 03/15/27 (144A)	420,000	419,965
Mariner Finance Issuance Trust 4.200%, 11/20/30 (144A)	1,000,000	1,019,862
Octane Receivables Trust 3.160%, 09/20/23 (144A)	800,000	799,382
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	340,000	344,192
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	601,000	616,880
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	813,583	822,173
Progress Residential Trust 2.768%, 08/17/34 (144A)	219,197	219,362
3.255%, 03/17/35 (144A)	99,878	100,342
3.395%, 12/17/34 (144A)	300,000	299,933
3.712%, 08/17/35 (144A)	500,000	506,905
4.040%, 08/17/35 (144A)	389,000	401,482
4.427%, 10/17/35 (144A)	349,000	356,961
4.466%, 08/17/35 (144A)	850,000	865,935
4.656%, 08/17/35 (144A)	258,000	263,528
Prosper Marketplace Issuance Trust 3.540%, 04/15/25 (144A)	313,022	314,112
Regional Management Issuance Trust 3.430%, 11/15/28 (144A)	760,000	758,015
3.830%, 07/15/27 (144A)	1,165,000	1,170,090
Republic FInance Issuance Trust 3.430%, 11/22/27 (144A)	880,000	878,162

Asset-Backed - Other—(Continued)
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	903,504	903,335
3.120%, 05/20/36 (144A)	483,179	483,578
Trafigura Securitisation Finance plc 3.730%, 03/15/22 (144A)	422,222	431,075
Tricon American Homes Trust 2.716%, 09/17/34 (144A)	203,675	203,520
3.198%, 03/17/38 (144A)	525,000	521,616
Upgrade Receivables Trust 3.480%, 03/15/25 (144A)	426,037	427,167
3.760%, 11/15/24 (144A)	37,991	38,075
Vericrest Opportunity Loan Trust 3.278%, 11/25/49 (144A)	498,481	497,257
Vericrest Opportunity Loan Trust LLC 4.090%, 10/25/49 (144A)	625,000	625,440
4.150%, 08/25/49 (144A)	800,000	799,580
4.213%, 10/26/48 (144A)	210,336	210,101
4.336%, 01/25/49 (144A)	275,619	277,250
Verizon Owner Trust 1.920%, 12/20/21 (144A)	64,820	64,813
3.230%, 04/20/23	180,000	183,025
VM DEBT LLC 7.500%, 06/15/24	500,000	500,000
VOLT LXXXIII LLC 3.327%, 11/26/49 (144A)	540,917	540,590

		29,934,297

Total Asset-Backed Securities (Cost $43,561,835)		44,112,895

Convertible Preferred Stocks—2.1%

Banks—1.7%
Bank of America Corp. 7.250% (b)	11,537	16,717,113
Wells Fargo & Co., Series L 7.500%	12,782	18,533,900

		35,251,013

Diversified Financial Services—0.2%
AMG Capital Trust II 5.150%, 10/15/37	75,767	3,693,641

Machinery—0.2%
Stanley Black & Decker, Inc. 5.375%, 05/15/20 (b)	41,209	4,497,138

Total Convertible Preferred Stocks (Cost $39,616,532)		43,441,792

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—0.6%

Security Description	Shares/ Principal Amount*	Value

Collateralized Mortgage Obligations—0.4%
Antler Mortgage Trust 4.335%, 07/25/22 (144A)	362,000	$364,345
Headlands Residential LLC 3.967%, 06/25/24 (144A)	610,000	612,460
LHOME Mortgage Trust 3.844%, 03/25/24 (144A)	345,000	343,541
3.868%, 07/25/24 (144A)	650,000	648,667
Seasoned Credit Risk Transfer Trust 3.500%, 03/25/58	1,308,460	1,354,906
3.500%, 07/25/58	670,195	704,857
Seasoned Loans Structured Transaction 3.500%, 06/25/28	1,694,750	1,749,559
3.500%, 11/25/28	1,736,655	1,797,410
Toorak Mortgage Corp. 3.721%, 09/25/22	430,000	430,568

		8,006,313

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	221,111
FREMF Mortgage Trust 3.652%, 12/25/51 (144A) (c)	500,000	490,268
GS Mortgage Securities Trust 2015-590M 3.805%, 10/10/35 (144A) (c)	440,000	462,775
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,060,000	1,047,672
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (c)	1,200,000	1,319,058

		3,540,884

Total Mortgage-Backed Securities (Cost $11,286,949)		11,547,197

Preferred Stocks—0.1%

Auto Components—0.1%
Schaeffler AG	132,698	1,440,784

Household Products—0.0%
Henkel AG & Co. KGaA	8,383	866,907

Total Preferred Stocks (Cost $2,442,232)		2,307,691

Short-Term Investments—14.7%

Mutual Fund—0.0%
State Street U.S. Treasury Liquidity Fund 1.461%	25,079	25,079

Repurchase Agreement—13.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $269,972,975; collateralized by U.S. Treasury Notes with rates ranging from 1.125% - 2.125%, maturing 09/30/21, and an aggregate market value of of $275,365,848.	269,963,976	269,963,976

U.S. Treasury—1.7%
U.S. Treasury Bills 2.366%, 03/26/20 (f) (g)	475,000	473,329
2.516%, 04/30/20 (b) (f) (j)	35,000,000	34,823,392

		35,296,721

Total Short-Term Investments (Cost $305,284,534)		305,285,776

Securities Lending Reinvestments (h)—3.6%

Certificates of Deposit—1.1%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (c)	2,000,000	1,999,822
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (c)	2,000,000	1,999,880
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (c)	1,000,000	1,000,532
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (c)	1,998,371	2,000,420
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (c)	1,000,000	1,001,204
Chiba Bank, Ltd. 2.000%, 01/15/20	1,000,000	1,000,011
China Construction Bank Corp. 2.300%, 01/21/20	1,000,000	1,000,164
Credit Industriel et Commercial 1.980%, FEDEFF PRV + 0.430%, 07/20/20 (c)	1,000,000	999,997
DZ Bank AG Zero Coupon, 01/21/20	1,989,343	1,997,980
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (c)	1,000,000	999,984
Societe Generale 2.044%, 1M LIBOR + 0.280%, 06/19/20 (c)	1,000,000	1,000,236
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (c)	2,500,000	2,499,993
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,000,000	2,000,132

		23,500,685

Commercial Paper—0.2%
Agricultural Bank of China 2.360%, 01/03/20	993,969	999,823

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Bank of China, Ltd. 2.280%, 03/09/20	994,300	$996,017
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (c)	2,000,000	2,000,114

		4,994,994

Repurchase Agreements—2.0%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,909,663; collateralized by various Common Stock with an aggregate market value of $2,090,000.	1,900,000	1,900,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $3,000,263; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $3,060,269.	3,000,000	3,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $3,016,483; collateralized by various Common Stock with an aggregate market value of $3,300,395.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $500,919; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,100,104; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,020,008.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $510,001.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,100,474; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,162,011.	3,100,000	3,100,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $3,151,628; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $3,214,388.	3,151,361	3,151,361
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,700,349; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $4,107,823.	3,700,000	3,700,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $5,501,861; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $5,968,371.	5,500,000	5,500,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $417,312; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $460,825.	417,273	417,273
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $4,001,338; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $4,417,492.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $8,002,676; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,834,985.	8,000,000	8,000,000

		41,868,634

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.2%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	$1,000,000
Shinkin Central Bank 2.260%, 01/08/20	2,000,000	2,000,000

		3,000,000

Mutual Funds—0.1%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (i)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, 1.530% (i)	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $75,359,812)		75,364,313

Total Investments—102.1% (Cost $1,948,126,584)		2,123,265,739
Other assets and liabilities (net)—(2.1)%		(43,278,544)

Net Assets—100.0%		$2,079,987,195

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $76,837,406 and the collateral received consisted of cash in the amount of $75,338,739 and non-cash collateral with a value of $3,527,862. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $1,467,210, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $339,800.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(j)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $23,195,563.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $170,067,707, which is 8.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carnow Auto Receivables Trust, 3.610%, 10/15/21	11/14/18	$116,004	$115,998	$116,236
Carnow Auto Receivables Trust, 4.260%, 09/15/23	11/14/18	400,000	399,959	403,912
Fort Credit LLC, 6.197%, 11/16/35	11/28/18	790,000	790,000	792,935
Tricolor Auto Securitization Trust, 3.960%, 10/15/21	11/15/18	500,000	153,530	154,127

				$1,467,210

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,344,557	CBNA	01/29/20	USD	1,496,005	$14,621
EUR	1,424,196	CBNA	01/29/20	USD	1,578,752	21,348
EUR	1,886,611	RBC	01/29/20	USD	2,096,277	23,352
EUR	2,021,828	RBC	01/29/20	USD	2,247,577	23,970
EUR	1,934,461	SSBT	01/29/20	USD	2,166,816	6,573
EUR	6,143,915	TDB	01/29/20	USD	6,805,019	97,741
JPY	290,000,000	SSBT	01/29/20	USD	2,654,185	18,059
JPY	665,812,500	TDB	01/29/20	USD	6,161,371	(26,150)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	14,984,129	TDB	01/29/20	USD	15,236,724	$(271,212)
CHF	2,114,254	TDB	01/29/20	USD	2,142,201	(45,962)
EUR	3,292,457	CBNA	01/29/20	USD	3,642,621	(56,492)
EUR	119,506,477	SSBT	01/29/20	USD	133,888,567	(378,350)
EUR	5,042,952	SSBT	01/29/20	USD	5,624,140	(41,675)
EUR	2,596,144	SSBT	01/29/20	USD	2,897,967	(18,831)
EUR	2,781,090	TDB	01/29/20	USD	3,092,221	(32,365)
GBP	6,131,492	SSBT	01/29/20	USD	7,929,291	(198,554)
JPY	4,140,270,214	TDB	01/29/20	USD	38,338,320	187,233
SGD	6,824,533	ANZ	01/29/20	USD	5,010,097	(65,074)

Net Unrealized Depreciation						$(741,768)

Cash in the amount of $233 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/20/20	63	EUR	2,349,270	$(1,667)
FTSE 100 Index Futures	03/20/20	14	GBP	1,049,860	7,069
MSCI Emerging Markets Index Mini Futures	03/20/20	380	USD	21,283,800	604,523
S&P 500 Index E-Mini Futures	03/20/20	1,873	USD	302,592,515	8,431,500
S&P TSX 60 Index Futures	03/19/20	67	CAD	13,566,160	47,402
SPI 200 Index Futures	03/19/20	220	AUD	36,316,500	(248,233)
TOPIX Index Futures	03/12/20	15	JPY	258,150,000	14,484
U.S. Treasury Long Bond Futures	03/20/20	17	USD	2,650,406	(61,398)
U.S. Treasury Note 10 Year Futures	03/20/20	291	USD	37,370,766	(200,914)
U.S. Treasury Note 2 Year Futures	03/31/20	54	USD	11,637,000	(11,407)
U.S. Treasury Ultra Long Bond Futures	03/20/20	54	USD	9,809,438	(328,171)

Futures Contracts—Short
Euro Stoxx 50 Index Futures	03/20/20	(765)	EUR	(28,526,850)	(613,809)
Euro-Bund Futures	03/06/20	(236)	EUR	(40,235,640)	452,387
Hang Seng Index Futures	01/30/20	(61)	HKD	(86,223,500)	(137,744)
Russell 2000 Index Mini Futures	03/20/20	(171)	USD	(14,283,630)	(188,327)
TOPIX Index Futures	03/12/20	(70)	JPY	(1,204,700,000)	(76,987)
U.S. Treasury Note 10 Year Futures	03/20/20	(94)	USD	(12,071,656)	113,654
U.S. Treasury Note 5 Year Futures	03/31/20	(69)	USD	(8,184,047)	23,562
U.S. Treasury Ultra Long Bond Futures	03/20/20	(17)	USD	(2,391,953)	23,489
United Kingdom Long Gilt Bond Futures	03/27/20	(441)	GBP	(57,938,580)	324,192

Net Unrealized Appreciation					$8,173,605

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.576%	Semi-Annually	09/25/29	USD	100,600,000	$(2,960,899)	$(65,434)	$(2,895,465)
Pay	3M LIBOR	Quarterly	1.670%	Semi-Annually	10/29/29	USD	174,700,000	(3,699,500)	(570,344)	(3,129,156)
Pay	3M LIBOR	Quarterly	1.830%	Semi-Annually	12/19/29	USD	172,300,000	(1,258,927)	(104,030)	(1,154,897)
Pay	3M LIBOR	Quarterly	1.985%	Semi-Annually	07/29/29	USD	161,700,000	1,305,404	(225,507)	1,530,911

Totals								$(6,613,922)	$(965,315)	$(5,648,607)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(GDR)—	Global Depositary Receipt
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,245,040	$8,427,757	$—	$11,672,797
Air Freight & Logistics	—	2,131,846	—	2,131,846
Airlines	3,857,221	2,816,132	—	6,673,353
Auto Components	221,279	2,453,371	—	2,674,650
Automobiles	2,536,581	14,388,060	—	16,924,641
Banks	30,919,747	42,765,483	—	73,685,230
Beverages	4,916,645	11,299,673	—	16,216,318
Biotechnology	5,983,913	1,174,130	—	7,158,043
Building Products	961,716	2,712,025	—	3,673,741
Capital Markets	9,272,685	11,040,147	—	20,312,832
Chemicals	2,463,586	9,597,432	—	12,061,018
Commercial Services & Supplies	2,524,460	1,625,782	—	4,150,242
Communications Equipment	1,476,336	301,433	—	1,777,769
Construction & Engineering	—	6,967,991	—	6,967,991
Construction Materials	2,222,941	4,137,014	—	6,359,955
Consumer Finance	3,967,521	—	—	3,967,521
Containers & Packaging	3,821,101	—	—	3,821,101
Distributors	—	273,412	—	273,412
Diversified Consumer Services	41,254	—	—	41,254
Diversified Financial Services	2,979,945	5,719,997	—	8,699,942

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$2,362,963	$10,412,240	$—	$12,775,203
Electric Utilities	6,808,597	9,540,091	—	16,348,688
Electrical Equipment	2,732,777	6,657,495	—	9,390,272
Electronic Equipment, Instruments & Components	2,436,219	7,959,495	—	10,395,714
Entertainment	3,720,523	3,972,559	—	7,693,082
Equity Real Estate Investment Trusts	6,686,881	2,439,837	—	9,126,718
Food & Staples Retailing	2,006,521	7,923,449	—	9,929,970
Food Products	1,881,636	14,502,282	—	16,383,918
Gas Utilities	—	3,466,401	—	3,466,401
Health Care Equipment & Supplies	5,346,109	1,163,648	—	6,509,757
Health Care Providers & Services	8,013,382	743,658	—	8,757,040
Health Care Technology	1,068,954	—	—	1,068,954
Hotels, Restaurants & Leisure	5,006,736	5,863,317	—	10,870,053
Household Durables	915,876	12,851,076	—	13,766,952
Household Products	2,884,652	443,262	—	3,327,914
Independent Power and Renewable Electricity Producers	—	362,086	—	362,086
Industrial Conglomerates	2,200,272	3,128,763	—	5,329,035
Insurance	8,223,649	39,932,173	—	48,155,822
Interactive Media & Services	10,692,354	7,686,653	—	18,379,007
Internet & Direct Marketing Retail	17,719,549	—	—	17,719,549
IT Services	17,504,269	12,287,068	—	29,791,337
Leisure Products	143,841	1,055,837	—	1,199,678
Life Sciences Tools & Services	2,727,558	—	—	2,727,558
Machinery	6,446,846	8,630,124	—	15,076,970
Media	6,563,801	2,188,515	—	8,752,316
Metals & Mining	164,156	17,072,666	—	17,236,822
Multi-Utilities	1,001,985	2,679,807	—	3,681,792
Multiline Retail	1,086,343	5,794,231	—	6,880,574
Oil, Gas & Consumable Fuels	11,498,600	19,638,440	—	31,137,040
Personal Products	218,790	6,874,928	—	7,093,718
Pharmaceuticals	11,271,355	36,713,217	—	47,984,572
Professional Services	838,433	6,444,021	—	7,282,454
Real Estate Management & Development	1,367,319	6,105,007	—	7,472,326
Road & Rail	2,680,854	6,074,590	—	8,755,444
Semiconductors & Semiconductor Equipment	19,185,855	11,600,606	—	30,786,461
Software	18,728,893	6,291,655	—	25,020,548
Specialty Retail	11,433,214	6,875,621	—	18,308,835
Technology Hardware, Storage & Peripherals	15,658,960	2,410,062	—	18,069,022
Textiles, Apparel & Luxury Goods	1,970,354	7,576,318	—	9,546,672
Thrifts & Mortgage Finance	—	6,254,303	—	6,254,303
Tobacco	1,573,008	4,666,549	—	6,239,557
Trading Companies & Distributors	—	10,414,586	—	10,414,586
Transportation Infrastructure	—	1,975,615	—	1,975,615
Wireless Telecommunication Services	141,627	3,827,534	—	3,969,161
Total Common Stocks	304,325,682	460,331,470	—	764,657,152
Total Convertible Bonds*	—	366,560,703	—	366,560,703
Total Corporate Bonds & Notes*	—	329,010,938	—	329,010,938
Total U.S. Treasury & Government Agencies*	—	180,977,282	—	180,977,282
Total Asset-Backed Securities*	—	44,112,895	—	44,112,895
Total Convertible Preferred Stocks*	43,441,792	—	—	43,441,792
Total Mortgage-Backed Securities*	—	11,547,197	—	11,547,197
Total Preferred Stocks*	—	2,307,691	—	2,307,691

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$25,079	$—	$—	$25,079
Repurchase Agreement	—	269,963,976	—	269,963,976
U.S. Treasury	—	35,296,721	—	35,296,721
Total Short-Term Investments	25,079	305,260,697	—	305,285,776
Securities Lending Reinvestments
Certificates of Deposit	—	23,500,685	—	23,500,685
Commercial Paper	—	4,994,994	—	4,994,994
Repurchase Agreements	—	41,868,634	—	41,868,634
Time Deposits	—	3,000,000	—	3,000,000
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments*	2,000,000	73,364,313	—	75,364,313
Total Investments	$349,792,553	$1,773,473,186	$—	$2,123,265,739

Collateral for Securities Loaned (Liability)	$—	$(75,338,739)	$—	$(75,338,739)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$392,897	$—	$392,897
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,134,665)	—	(1,134,665)
Total Forward Contracts	$—	$(741,768)	$—	$(741,768)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,042,262	$—	$—	$10,042,262
Futures Contracts (Unrealized Depreciation)	(1,868,657)	—	—	(1,868,657)
Total Futures Contracts	$8,173,605	$—	$—	$8,173,605
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,530,911	$—	$1,530,911
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,179,518)	—	(7,179,518)
Total Centrally Cleared Swap Contracts	$—	$(5,648,607)	$—	$(5,648,607)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,853,301,763
Repurchase Agreement at value which equals cost	269,963,976
Cash	2,758
Cash denominated in foreign currencies (c)	4,780,033
Cash collateral for futures contracts	21,859,000
Unrealized appreciation on forward foreign currency exchange contracts	392,897
Receivable for:
Investments sold	955,779
Fund shares sold	42,588
Dividends and interest	6,461,165
Variation margin on futures contracts	1,139,549
Variation margin on centrally cleared swap contracts	1,630,184
Prepaid expenses	6,072

Total Assets	2,160,535,764
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,134,665
Collateral for securities loaned	75,338,739
Payables for:
Investments purchased	610,036
Fund shares redeemed	799,259
Foreign taxes	264,153
Accrued Expenses:
Management fees	1,167,777
Distribution and service fees	440,978
Deferred trustees’ fees	205,295
Other expenses	587,667

Total Liabilities	80,548,569

Net Assets	$2,079,987,195

Net Assets Consist of:
Paid in surplus	$1,823,383,793
Distributable earnings (Accumulated losses) (d)	256,603,402

Net Assets	$2,079,987,195

Net Assets
Class B	$2,079,987,195
Capital Shares Outstanding*
Class B	169,580,202
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,678,162,608.
(b)	Includes securities loaned at value of $76,837,406.
(c)	Identified cost of cash denominated in foreign currencies was $4,733,270.
(d)	Includes foreign capital gains tax of $264,153.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$22,798,616
Interest (b)	25,207,309
Securities lending income	586,292

Total investment income	48,592,217
Expenses
Management fees	14,900,109
Administration fees	136,206
Custodian and accounting fees	512,780
Distribution and service fees—Class B	5,169,682
Audit and tax services	117,767
Legal	52,370
Trustees’ fees and expenses	60,868
Shareholder reporting	91,813
Insurance	14,769
Miscellaneous	33,029

Total expenses	21,089,393
Less management fee waiver	(1,208,936)

Net expenses	19,880,457

Net Investment Income	28,711,760

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	19,607,074
Futures contracts	(8,848,801)
Swap contracts	69,208,318
Foreign currency transactions	(1,334,051)
Forward foreign currency transactions	14,265,991

Net realized gain	92,898,531

Net change in unrealized appreciation (depreciation) on:
Investments (d)	211,603,220
Futures contracts	17,342,516
Swap contracts	(23,740,183)
Foreign currency transactions	(3,863)
Forward foreign currency transactions	(5,234,421)

Net change in unrealized appreciation	199,967,269

Net realized and unrealized gain	292,865,800

Net Increase in Net Assets From Operations	$321,577,560

(a)	Net of foreign withholding taxes of $1,459,588.
(b)	Net of foreign withholding taxes of $13,530.
(c)	Net of foreign capital gain tax of $3,322.
(d)	Includes change in foreign capital gains tax of $(45,847).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,711,760	$32,828,334
Net realized gain (loss)	92,898,531	(10,210,301)
Net change in unrealized appreciation (depreciation)	199,967,269	(177,006,684)

Increase (decrease) in net assets from operations	321,577,560	(154,388,651)

From Distributions to Shareholders
Class B	(56,608,910)	(152,923,253)

Total distributions	(56,608,910)	(152,923,253)

Increase (decrease) in net assets from capital share transactions	(190,854,128)	188,325,947

Total increase (decrease) in net assets	74,114,522	(118,985,957)

Net Assets
Beginning of period	2,005,872,673	2,124,858,630

End of period	$2,079,987,195	$2,005,872,673

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	918,500	$10,543,105	4,549,075	$55,046,499
Shares issued through acquisition (a)	0	0	16,519,528	201,538,245
Reinvestments	4,987,569	56,608,910	13,320,841	152,923,253
Redemptions	(22,234,699)	(258,006,143)	(19,204,960)	(221,182,050)

Net increase (decrease)	(16,328,630)	$(190,854,128)	15,184,484	$188,325,947

Increase (decrease) derived from capital shares transactions		$(190,854,128)		$188,325,947

(a)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.79	$12.45	$10.96	$11.07	$11.86

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.18	0.15	0.14 (b)	0.12
Net realized and unrealized gain (loss)	1.64	(1.01)	1.64	0.18	(0.01)

Total income (loss) from investment operations	1.80	(0.83)	1.79	0.32	0.11

Less Distributions
Distributions from net investment income	(0.32)	(0.19)	(0.30)	(0.24)	(0.33)
Distributions from net realized capital gains	0.00	(0.64)	0.00	(0.19)	(0.57)

Total distributions	(0.32)	(0.83)	(0.30)	(0.43)	(0.90)

Net Asset Value, End of Period	$12.27	$10.79	$12.45	$10.96	$11.07

Total Return (%) (c)	16.91	(7.19)	16.66	2.90	0.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.03	1.02	1.02	1.03
Net ratio of expenses to average net assets (%) (d)	0.96	0.96 (e)	0.97 (e)	0.98	0.99
Ratio of net investment income to average net assets (%)	1.39	1.53	1.32	1.26 (b)	1.06
Portfolio turnover rate (%)	51	89	68	38	52
Net assets, end of period (in millions)	$2,080.0	$2,005.9	$2,124.9	$1,936.8	$1,844.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $25,111 in the Subsidiary, representing less than 0.05% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $269,963,976, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,868,634, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(15,978,861)	$—	$—	$—	$(15,978,861)
Convertible Bonds	(20,976,949)	—	—	—	(20,976,949)
Convertible Preferred Stocks	(4,604,203)	—	—	—	(4,604,203)
Corporate Bonds & Notes	(10,106,418)	—	—	—	(10,106,418)

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
U.S. Treasury	$(10,187,130)	$—	$—	$—	$(10,187,130)
U.S. Treasury & Government Agencies	(13,485,178)	—	—	—	(13,485,178)
Total Borrowings	$(75,338,739)	$—	$—	$—	$(75,338,739)
Gross amount of recognized liabilities for securities lending transactions					$(75,338,739)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,530,911	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$7,179,518
	Unrealized appreciation on futures contracts (b) (c)	937,284	Unrealized depreciation on futures contracts (b) (c)	601,890
Equity	Unrealized appreciation on futures contracts (b) (c)	9,104,978	Unrealized depreciation on futures contracts (b) (c)	1,266,767
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	392,897	Unrealized depreciation on forward foreign currency exchange contracts	1,134,665

Total		$11,966,070		$10,182,840

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$35,969	$(35,969)	$—	$—
Royal Bank of Canada	47,322	—	—	47,322
State Street Bank and Trust	24,632	(24,632)	—	—
Toronto Dominion Bank	284,974	(284,974)	—	—

	$392,897	$(345,575)	$—	$47,322

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$65,074	$—	$—	$65,074
Citibank N.A.	56,492	(35,969)	—	20,523
State Street Bank and Trust	637,410	(24,632)	—	612,778
Toronto Dominion Bank	375,689	(284,974)	—	90,715

	$1,134,665	$(345,575)	$—	$789,090

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$14,265,991	$14,265,991
Swap contracts	69,208,318	—	—	—	69,208,318
Futures contracts	5,803,854	(6,701,454)	(7,951,201)	—	(8,848,801)

	$75,012,172	$(6,701,454)	$(7,951,201)	$14,265,991	$74,625,508

BHFTI-49

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,234,421)	$(5,234,421)
Swap contracts	(23,740,183)	—	—	—	(23,740,183)
Futures contracts	1,387,923	7,472,489	8,482,104	—	17,342,516

	$(22,352,260)	$7,472,489	$8,482,104	$(5,234,421)	$(11,632,088)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	220,614,974
Futures contracts long	497,120,753
Futures contracts short	(282,087,772)
Swap contracts	633,216,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio

BHFTI-50

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$103,609,360	$768,571,483	$71,403,654	$881,166,588

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$14,900,109	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-52

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,954,190,341

Gross unrealized appreciation	199,909,180
Gross unrealized depreciation	(37,212,694)

Net unrealized appreciation (depreciation)	$162,696,486

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$56,608,910	$82,181,386	$—	$70,741,867	$56,608,910	$152,923,253

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$84,394,166	$10,297,311	$162,751,243	$—	$257,442,720

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $30,753,095.

10. Acquisition

At the close of business on April 27, 2018, the Portfolio with Class B net assets of $2,067,964,255 acquired all the assets and liabilities of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio of the Trust, (“Allianz Portfolio”).

The acquisition was accomplished by a tax-free exchange of 16,519,528 Class B shares of the Portfolio (valued at $201,538,245) for 18,581,911 Class B shares of Allianz Portfolio. Each shareholder of Allianz Portfolio received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by Allianz Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Allianz Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Allianz Portfolio’s net assets on April 27, 2018, were $201,538,245 for Class B, including investments valued at $201,121,776 with a cost basis of $196,797,806. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Allianz Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Portfolio immediately after the acquisition were $2,269,502,500, which included $4,321,683 of acquired unrealized appreciation on investments and foreign currency transactions.

BHFTI-53

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the period ended December 31, 2018 would be as follows:

Net Investment income	$33,790,162	(a)
Net realized and unrealized loss on investments	(193,161,917	)(b)

Net decrease in net assets from operations	$(159,371,755)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio and the Allianz Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$32,828,334 net investment income as reported at December 31, 2018 plus $880,667 from Allianz Portfolio pre-merger net investment income, plus $3,269 in lower net advisory fees, plus $77,892 of pro-forma eliminated other expenses.
(b)	$23,254,280 unrealized depreciation included within distributable earnings (accumulated losses) at December 31, 2018 minus $168,546,363 pro-forma December 31, 2017 unrealized appreciation, plus $10,210,301 net realized losses as reported at December 31, 2018 plus $8,849,027 in net realized gain from Allianz Portfolio pre-merger.

BHFTI-54

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-55

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-56

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-57

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-58

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-59

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the three-year and five-year periods ended October 31, 2019, and outperformed its benchmark for the one-year period ended October 31, 2019. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-60

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the J.P. Morgan Small Cap Value Portfolio returned 19.53% and 19.15%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 22.39%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index had very strong returns in 2019, up 31.49%; it ended the year with a forward price-to-earnings ratio of 18.2x, rising above its 25-year average of 16.3x. All sectors were in the green, with Information Technology (“IT”) and Communication Services leading the charge with 50.29% and 32.69% returns, respectively. Though still positive for the year, the weakest performers were the Energy sector, up 11.81%, and the Health Care sector, up 20.82%. Large cap stocks, represented by the S&P 500 Index, outperformed small cap stocks, measured by the Russell 2000 Index, up 31.49% versus 25.52%, respectively. Growth also outperformed Value, with the Russell 3000 Growth Index rising 35.85% compared to the 26.26% increase of the Russell 3000 Value Index.

After a sharp sell-off in the fourth quarter of 2018, the market bounced back in the first quarter of 2019 given strong corporate profits, particularly among cyclical sectors. In spite of market gains, the 3-month and 10-year yield curves experienced a formal inversion at the end of the quarter. This abnormal event occurs when short-term Treasuries (3-month) have higher yields than long-term Treasuries (10-year). This typically leads to investor concern since yield curve inversions have often historically predated recessions. Volatility escalated in May with increased tensions surrounding U.S./China tariffs as well as signs of slower economic growth globally, despite a still generally constructive earnings backdrop. However, the tide began turning from quantitative tightening to broad-based easing over the summer months, as central banks moved to facilitate global growth. By August, the Federal Reserve Bank’s (the “Fed”) move to cut rates, together with President Trump’s surprise tariff proposal and weakening U.S. manufacturing as measured by the Purchasing Managers’ Index, led to an increasingly risk-off sentiment. But despite volatility under the surface, the labor market remained tight, consumer confidence was strong, and corporate profits were sound. The market again rebounded in September, accompanied by a dramatic rotation from growth into value. From there, the S&P 500 Index posted solid gains throughout the fourth quarter of 2019, largely driven by the strength of the consumer. Corporate profits have remained robust, with buybacks acting as a tailwind. In December, the U.S. and China reached agreement on a “Phase One” trade deal, easing concern surrounding the most extreme trade war scenarios. The Fed also cut the federal funds rate by 25 basis points in the fourth quarter of 2019, helping the U.S. stock market move higher with more accommodative policies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Real Estate and Consumer Discretionary sectors hurt returns. Consolidated Communications and GEO Group were the top individual detractors. Within the Communications Services sector, the Portfolio’s overweight position in Consolidated Communications detracted from performance. Despite topping consensus estimates for its first quarter 2019 earnings report, shares of Consolidated Communications tumbled as the company announced the elimination of their quarterly dividend to focus on deleveraging the balance sheet. Within the Real Estate sector, the Portfolio’s overweight position in GEO Group detracted from results. Amid public uproar over immigrant detention policies of the Trump administration, numerous firms have announced they will no longer be providing future financing to companies that manage private prisons and immigration holding centers which weighed on shares. Sell-side analysts have also stopped covering these names, which includes GEO Group.

Alternatively, stock selection in the Health Care and IT sectors aided relative returns. The Medicines Company and KB Home were the top individual contributors. Within the Health Care sector, an overweight position in The Medicines Company contributed to performance. The Medicines Company rose on the news that the company would be acquired by Novartis (Switzerland). This deal furthered Novartis’s efforts to build out its heart treatment portfolio. Within the Consumer Discretionary sector, an overweight position in KB Home bolstered results. KB Home largely rallied with homebuilder peers as mortgage rates steadily declined and hovered near three-year lows. As a result, purchase application demand responded positively, acting as a tailwind for KB Home.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three different factors: valuation, earnings quality and capital deployment (management quality). Earnings quality seeks out companies that generate quality earnings and assesses how well these reported earnings are converted into cash flows. Within capital deployment, the factor favors companies that utilize cash flows for the best possible return based on its peer group. Lastly, all companies are assessed through multiple valuation metrics to ensure the Portfolio is investing in attractively valued stocks. For the year, earnings quality and valuation detracted from results, while capital deployment was additive.

Futures contracts were utilized to effectively gain targeted equity exposure from cash positions.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2019, the Portfolio’s largest relative sector overweights were in the Industrials and Health Care sectors, and the largest relative underweights were in the Consumer Staples and Financials sectors.

Phillip Hart

Wonseok Choi

Jonathan Tse

Akash Gupta

Lindsey Houghton

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	19.53	5.33	8.43
Class B	19.15	5.06	8.15
Russell 2000 Value Index	22.39	6.99	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Washington Federal, Inc.	1.3
United Bankshares, Inc.	1.2
Trustmark Corp.	1.2
TRI Pointe Group, Inc.	1.2
Rambus, Inc.	1.1
Westamerica Bancorp	1.1
Sanderson Farms, Inc.	1.1
Delek U.S. Holdings, Inc.	1.1
Portland General Electric Co.	1.1
Sunstone Hotel Investors, Inc.	1.0

Top Sectors

% of Net Assets
Financials	28.7
Industrials	15.4
Real Estate	9.9
Consumer Discretionary	9.8
Information Technology	9.4
Health Care	6.5
Utilities	5.7
Energy	5.3
Materials	3.9
Communication Services	2.2

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.74%	$1,000.00	$1,072.80	$3.87
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,070.60	$5.17
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Moog, Inc. - Class A	25,600	$2,184,448

Air Freight & Logistics—0.5%
Echo Global Logistics, Inc. (a)	109,900	2,274,930

Airlines—0.3%
Hawaiian Holdings, Inc.	45,300	1,326,837

Auto Components—0.7%
Adient plc (a) (b)	43,000	913,750
Cooper-Standard Holdings, Inc. (a)	2,300	76,268
Gentherm, Inc. (a)	37,700	1,673,503
Stoneridge, Inc. (a) (b)	34,400	1,008,608

		3,672,129

Banks—18.3%
1st Source Corp.	32,191	1,670,069
American National Bankshares, Inc.	1,900	75,183
Atlantic Capital Bancshares, Inc. (a)	22,800	418,380
Atlantic Union Bankshares Corp.	2,500	93,875
BancFirst Corp.	37,500	2,341,500
BancorpSouth Bank	23,100	725,571
BankFinancial Corp.	62,485	817,304
Banner Corp.	12,600	713,034
Brookline Bancorp, Inc.	68,800	1,132,448
Bryn Mawr Bank Corp.	9,200	379,408
Cadence BanCorp	4,400	79,772
Cathay General Bancorp	61,500	2,340,075
Central Pacific Financial Corp.	133,501	3,948,960
Central Valley Community Bancorp	7,200	156,024
Century Bancorp, Inc. - Class A	1,200	107,952
Citizens & Northern Corp.	5,800	163,850
City Holding Co.	19,309	1,582,373
Columbia Banking System, Inc.	59,200	2,408,552
Community Bank System, Inc.	40,500	2,873,070
Community Trust Bancorp, Inc.	36,416	1,698,442
East West Bancorp, Inc.	3,128	152,334
Enterprise Financial Services Corp.	63,100	3,042,051
Financial Institutions, Inc.	20,699	664,438
First Bancorp	9,000	359,190
First BanCorp. (Puerto Rico)	361,100	3,824,049
First Citizens BancShares, Inc. - Class A	2,500	1,330,525
First Commonwealth Financial Corp.	287,400	4,170,174
First Community Bancshares, Inc.	18,000	558,360
First Financial Corp.	6,200	283,464
First Hawaiian, Inc.	27,000	778,950
First Interstate BancSystem, Inc. - Class A	10,522	441,082
Flushing Financial Corp.	43,600	941,978
Glacier Bancorp, Inc.	63,200	2,906,568
Great Southern Bancorp, Inc.	11,000	696,520
Great Western Bancorp, Inc.	30,500	1,059,570
Hancock Whitney Corp.	7,700	337,876
Hilltop Holdings, Inc.	71,200	1,775,016
Home BancShares, Inc.	114,800	2,256,968
Hope Bancorp, Inc. (b)	191,229	2,841,663
Independent Bank Corp.	16,300	369,195

Banks—(Continued)
Investors Bancorp, Inc.	290,200	3,457,733
Lakeland Financial Corp.	12,500	611,625
Mercantile Bank Corp.	5,700	207,879
OFG Bancorp	31,045	732,972
People’s United Financial, Inc.	25,200	425,880
Preferred Bank	5,200	312,468
Republic Bancorp, Inc. - Class A	5,900	276,120
S&T Bancorp, Inc.	6,500	261,885
South State Corp.	49,300	4,276,775
Stock Yards Bancorp, Inc.	5,700	234,042
Tompkins Financial Corp.	6,659	609,298
TriState Capital Holdings, Inc. (a)	7,600	198,512
Trustmark Corp. (b)	171,600	5,921,916
UMB Financial Corp.	66,400	4,557,696
Umpqua Holdings Corp.	175,961	3,114,510
United Bankshares, Inc.	155,800	6,023,228
Valley National Bancorp	13,120	150,224
Washington Trust Bancorp, Inc.	11,300	607,827
Webster Financial Corp.	33,300	1,776,888
West Bancorp, Inc.	3,770	96,625
Westamerica Bancorp (b)	82,800	5,611,356

		91,981,272

Biotechnology—2.1%
Acorda Therapeutics, Inc. (a)	9,900	20,196
Arcus Biosciences, Inc. (a)	98,639	996,254
Enanta Pharmaceuticals, Inc. (a)	10,400	642,512
Epizyme, Inc. (a)	89,300	2,196,780
Fate Therapeutics, Inc. (a)	51,700	1,011,769
Five Prime Therapeutics, Inc. (a)	47,900	219,861
Iovance Biotherapeutics, Inc. (a) (b)	85,900	2,377,712
Medicines Co. (The) (a) (b)	36,300	3,083,322

		10,548,406

Building Products—1.4%
Armstrong Flooring, Inc. (a)	12,800	54,656
Builders FirstSource, Inc. (a)	201,500	5,120,115
Masonite International Corp. (a)	16,500	1,191,465
Quanex Building Products Corp.	41,800	713,944

		7,080,180

Capital Markets—0.9%
Brightsphere Investment Group, Inc.	31,700	323,974
Donnelley Financial Solutions, Inc. (a)	53,800	563,286
Moelis & Co. - Class A	4,300	137,256
Oppenheimer Holdings, Inc. - Class A	4,409	121,159
Stifel Financial Corp.	58,700	3,560,155

		4,705,830

Chemicals—1.0%
FutureFuel Corp.	63,000	780,570
Minerals Technologies, Inc.	39,100	2,253,333
Trinseo S.A.	53,900	2,005,619

		5,039,522

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.2%
ABM Industries, Inc. (b)	83,300	$3,141,243
ACCO Brands Corp.	404,700	3,787,992
Deluxe Corp.	34,400	1,717,248
Ennis, Inc.	24,800	536,920
Quad/Graphics, Inc. (b)	199,307	930,764
VSE Corp.	26,900	1,023,276

		11,137,443

Communications Equipment—0.3%
Comtech Telecommunications Corp.	10,600	376,194
NetScout Systems, Inc. (a)	36,900	888,183

		1,264,377

Construction & Engineering—1.6%
EMCOR Group, Inc.	59,600	5,143,480
MYR Group, Inc. (a)	51,600	1,681,644
Sterling Construction Co., Inc. (a)	29,200	411,136
Tutor Perini Corp. (a) (b)	65,000	835,900

		8,072,160

Consumer Finance—0.3%
Nelnet, Inc. - Class A	27,100	1,578,304

Containers & Packaging—0.1%
Myers Industries, Inc.	16,300	271,884

Distributors—0.3%
Core-Mark Holding Co., Inc.	64,500	1,753,755

Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co. (a)	163,400	1,021,250
K12, Inc. (a)	166,100	3,380,135

		4,401,385

Diversified Financial Services—0.0%
Marlin Business Services Corp.	9,574	210,437

Diversified Telecommunication Services—0.3%
Consolidated Communications Holdings, Inc.	411,300	1,595,844

Electric Utilities—1.2%
IDACORP, Inc.	4,700	501,960
Portland General Electric Co.	95,000	5,300,050
Spark Energy, Inc. - Class A (b)	28,000	258,440

		6,060,450

Electrical Equipment—0.5%
American Superconductor Corp. (a) (b)	95,200	747,320
Bloom Energy Corp. - Class A (a) (b)	4,000	29,880
Powell Industries, Inc.	35,600	1,744,044

		2,521,244

Electronic Equipment, Instruments & Components—1.9%
Bel Fuse, Inc. - Class B	24,300	498,150

Electronic Equipment, Instruments & Components—(Continued)
Benchmark Electronics, Inc.	119,800	4,116,328
Fabrinet (a)	33,900	2,198,076
OSI Systems, Inc. (a)	3,400	342,516
Tech Data Corp. (a)	17,300	2,484,280

		9,639,350

Energy Equipment & Services—1.2%
Dril-Quip, Inc. (a)	16,800	788,088
Era Group, Inc. (a)	24,700	251,199
FTS International, Inc. (a) (b)	27,604	28,708
Matrix Service Co. (a)	108,900	2,491,632
NexTier Oilfield Solutions, Inc. (a)	50,746	339,998
SEACOR Holdings, Inc. (a) (b)	51,900	2,239,485

		6,139,110

Entertainment—0.3%
Eros International plc (a)	448,100	1,519,059

Equity Real Estate Investment Trusts—9.9%
Acadia Realty Trust	40,400	1,047,572
Agree Realty Corp.	3,300	231,561
Alexander & Baldwin, Inc.	59,389	1,244,794
American Assets Trust, Inc.	88,800	4,075,920
Ashford Hospitality Trust, Inc.	230,295	642,523
Braemar Hotels & Resorts, Inc.	63,900	570,627
Cedar Realty Trust, Inc.	81,600	240,720
City Office REIT, Inc.	52,800	713,856
CoreCivic, Inc.	23,300	404,954
CorEnergy Infrastructure Trust, Inc.	16,309	729,175
CoreSite Realty Corp.	13,100	1,468,772
DiamondRock Hospitality Co.	325,600	3,607,648
Easterly Government Properties, Inc.	81,100	1,924,503
First Industrial Realty Trust, Inc.	59,700	2,478,147
Franklin Street Properties Corp.	53,400	457,104
Front Yard Residential Corp.	24,600	303,564
Geo Group, Inc. (The)	131,600	2,185,876
Getty Realty Corp.	61,129	2,009,310
Gladstone Commercial Corp.	65,300	1,427,458
Hersha Hospitality Trust	18,300	266,265
Highwoods Properties, Inc.	8,900	435,299
Industrial Logistics Properties Trust	10,849	243,235
Kite Realty Group Trust	26,600	519,498
Lexington Realty Trust	135,600	1,440,072
Mack-Cali Realty Corp.	85,500	1,977,615
Pebblebrook Hotel Trust	81,354	2,181,101
Physicians Realty Trust	51,900	982,986
Piedmont Office Realty Trust, Inc. - Class A	103,400	2,299,616
PotlatchDeltic Corp.	3,900	168,753
PS Business Parks, Inc.	8,900	1,467,343
Retail Opportunity Investments Corp.	92,600	1,635,316
RLJ Lodging Trust	25,157	445,782
Saul Centers, Inc.	3,500	184,730
Service Properties Trust	9,600	233,568
STAG Industrial, Inc.	45,900	1,449,063
Sunstone Hotel Investors, Inc.	370,673	5,159,768
Terreno Realty Corp.	14,500	785,030

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
UMH Properties, Inc.	10,300	$162,019
Urstadt Biddle Properties, Inc. - Class A	23,100	573,804
Xenia Hotels & Resorts, Inc. (b)	58,800	1,270,668

		49,645,615

Food & Staples Retailing—0.1%
Grocery Outlet Holding Corp. (a)	12,600	408,870
Rite Aid Corp. (a) (b)	17,492	270,601

		679,471

Food Products—1.3%
Darling Ingredients, Inc. (a)	31,500	884,520
Sanderson Farms, Inc.	30,800	5,427,576

		6,312,096

Gas Utilities—1.5%
Northwest Natural Holding Co.	29,100	2,145,543
ONE Gas, Inc.	9,700	907,629
Southwest Gas Holdings, Inc.	44,800	3,403,456
Spire, Inc.	15,039	1,252,899

		7,709,527

Health Care Equipment & Supplies—0.3%
Varex Imaging Corp. (a)	48,200	1,436,842

Health Care Providers & Services—1.7%
American Renal Associates Holdings, Inc. (a) (b)	27,000	279,990
Cross Country Healthcare, Inc. (a)	68,700	798,294
Diplomat Pharmacy, Inc. (a)	147,800	591,200
Magellan Health, Inc. (a)	63,100	4,937,575
Owens & Minor, Inc. (b)	318,500	1,646,645
Patterson Cos., Inc.	21,800	446,464

		8,700,168

Health Care Technology—0.9%
Allscripts Healthcare Solutions, Inc. (a) (b)	446,900	4,386,323
Computer Programs & Systems, Inc.	9,100	240,240

		4,626,563

Hotels, Restaurants & Leisure—1.0%
Boyd Gaming Corp.	25,800	772,452
Brinker International, Inc. (b)	102,300	4,296,600
Red Lion Hotels Corp. (a)	56,900	212,237

		5,281,289

Household Durables—2.9%
Helen of Troy, Ltd. (a)	4,200	755,118
KB Home	83,700	2,868,399
Meritage Homes Corp. (a) (b)	18,600	1,136,646
Sonos, Inc. (a)	229,300	3,581,666
Taylor Morrison Home Corp. (a)	13,400	292,924
TRI Pointe Group, Inc. (a)	371,400	5,786,412

		14,421,165

Independent Power and Renewable Electricity Producers—1.3%
Atlantic Power Corp. (a)	531,900	1,239,327
Clearway Energy, Inc. - Class A	121,700	2,326,904
Clearway Energy, Inc. - Class C (b)	139,400	2,781,030

		6,347,261

Insurance—2.4%
Ambac Financial Group, Inc. (a) (b)	33,600	724,752
American Equity Investment Life Holding Co.	100,000	2,993,000
AMERISAFE, Inc.	28,600	1,888,458
Argo Group International Holdings, Ltd.	4,719	310,274
CNO Financial Group, Inc.	183,800	3,332,294
Global Indemnity, Ltd.	3,500	103,705
Hallmark Financial Services, Inc. (a)	21,721	381,638
Heritage Insurance Holdings, Inc. (b)	28,800	381,600
Horace Mann Educators Corp.	6,611	288,636
MBIA, Inc. (a) (b)	73,600	684,480
Primerica, Inc.	3,200	417,792
Third Point Reinsurance, Ltd. (a)	37,400	393,448

		11,900,077

Internet & Direct Marketing Retail—0.6%
Stamps.com, Inc. (a) (b)	33,300	2,781,216

IT Services—0.8%
KBR, Inc.	70,600	2,153,300
Perficient, Inc. (a)	29,800	1,372,886
Unisys Corp. (a)	53,700	636,882

		4,163,068

Machinery—2.5%
AGCO Corp.	28,400	2,193,900
Astec Industries, Inc.	37,200	1,562,400
Douglas Dynamics, Inc.	40,542	2,229,810
EnPro Industries, Inc.	6,200	414,656
Graham Corp.	7,600	166,288
Harsco Corp. (a)	9,600	220,896
Hurco Cos., Inc.	13,482	517,170
LB Foster Co. - Class A (a)	9,900	191,862
Wabash National Corp. (b)	329,600	4,841,824

		12,338,806

Media—1.6%
Cumulus Media, Inc. - Class A (a)	56,100	985,677
Gannett Co., Inc. (b)	81,000	516,780
Hemisphere Media Group, Inc. (a)	80,700	1,198,395
Liberty Latin America, Ltd. - Class A (a)	57,300	1,105,890
Liberty Latin America, Ltd. - Class C (a)	73,000	1,420,580
Sinclair Broadcast Group, Inc. - Class A	56,100	1,870,374
WideOpenWest, Inc. (a) (b)	146,400	1,086,288

		8,183,984

Metals & Mining—1.3%
Century Aluminum Co. (a)	97,500	732,712
Warrior Met Coal, Inc. (b)	99,700	2,106,661
Worthington Industries, Inc.	89,600	3,779,328

		6,618,701

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—2.7%
ARMOUR Residential REIT, Inc.	79,400	$1,418,878
Blackstone Mortgage Trust, Inc. - Class A (b)	112,000	4,168,640
Cherry Hill Mortgage Investment Corp.	60,015	875,619
Exantas Capital Corp.	16,300	192,503
Invesco Mortgage Capital, Inc.	114,000	1,898,100
Ladder Capital Corp.	142,900	2,577,916
Two Harbors Investment Corp.	150,245	2,196,582

		13,328,238

Multi-Utilities—1.4%
Avista Corp.	45,700	2,197,713
Black Hills Corp.	57,600	4,523,904
Unitil Corp.	6,400	395,648

		7,117,265

Oil, Gas & Consumable Fuels—4.1%
Amplify Energy Corp. (b)	131,100	866,571
Arch Coal, Inc. - Class A (b)	39,300	2,819,382
CNX Resources Corp. (a)	188,100	1,664,685
Delek U.S. Holdings, Inc. (b)	158,600	5,317,858
Green Plains, Inc. (b)	87,700	1,353,211
Gulfport Energy Corp. (a) (b)	561,500	1,706,960
Peabody Energy Corp.	31,200	284,544
Renewable Energy Group, Inc. (a) (b)	28,000	754,600
REX American Resources Corp. (a)	36,300	2,975,148
W&T Offshore, Inc. (a)	380,600	2,116,136
Whiting Petroleum Corp. (a) (b)	72,200	529,948

		20,389,043

Paper & Forest Products—1.6%
Boise Cascade Co.	28,200	1,030,146
Domtar Corp.	25,400	971,296
Louisiana-Pacific Corp.	62,400	1,851,408
Schweitzer-Mauduit International, Inc.	67,300	2,825,927
Verso Corp. - Class A (a) (b)	67,000	1,208,010

		7,886,787

Pharmaceuticals—1.5%
Endo International plc (a)	511,800	2,400,342
Intra-Cellular Therapies, Inc. (a)	39,400	1,351,814
Lannett Co., Inc. (a) (b)	199,300	1,757,826
Prestige Consumer Healthcare, Inc. (a) (b)	48,200	1,952,100

		7,462,082

Professional Services—2.9%
Acacia Research Corp. (a)	134,400	357,504
Barrett Business Services, Inc.	30,160	2,728,274
FTI Consulting, Inc. (a)	42,900	4,747,314
Heidrick & Struggles International, Inc.	18,200	591,500
Huron Consulting Group, Inc. (a)	55,400	3,807,088
Kelly Services, Inc. - Class A	22,400	505,792
TrueBlue, Inc. (a)	76,700	1,845,402

		14,582,874

Road & Rail—0.6%
ArcBest Corp.	110,100	3,038,760
Covenant Transportation Group, Inc. - Class A (a)	12,900	166,733

		3,205,493

Semiconductors & Semiconductor Equipment—4.3%
Amkor Technology, Inc. (a)	222,600	2,893,800
Cirrus Logic, Inc. (a)	33,900	2,793,699
NeoPhotonics Corp. (a) (b)	206,100	1,817,802
Rambus, Inc. (a)	409,100	5,635,352
Synaptics, Inc. (a)	57,300	3,768,621
Veeco Instruments, Inc. (a)	121,700	1,787,165
Xperi Corp.	146,900	2,717,650

		21,414,089

Software—2.2%
ACI Worldwide, Inc. (a) (b)	74,900	2,837,586
Fair Isaac Corp. (a)	3,700	1,386,316
MicroStrategy, Inc. - Class A (a)	6,500	927,095
SecureWorks Corp. - Class A (a) (b)	41,600	693,056
Synchronoss Technologies, Inc. (a) (b)	46,100	218,975
TiVo Corp.	563,000	4,774,240

		10,837,268

Specialty Retail—2.7%
Abercrombie & Fitch Co. - Class A	168,400	2,911,636
Barnes & Noble Education, Inc. (a)	285,100	1,217,377
Cato Corp. (The) - Class A	44,000	765,600
Express, Inc. (a) (b)	164,000	798,680
Haverty Furniture Cos., Inc.	600	12,096
Hibbett Sports, Inc. (a)	110,800	3,106,832
Murphy USA, Inc. (a)	9,900	1,158,300
Office Depot, Inc.	430,400	1,179,296
Sally Beauty Holdings, Inc. (a) (b)	42,187	769,913
Zumiez, Inc. (a)	41,000	1,416,140

		13,335,870

Textiles, Apparel & Luxury Goods—0.7%
Deckers Outdoor Corp. (a)	10,200	1,722,372
Fossil Group, Inc. (a) (b)	123,100	970,028
G-III Apparel Group, Ltd. (a)	8,700	291,450
Movado Group, Inc.	35,900	780,466

		3,764,316

Thrifts & Mortgage Finance—4.0%
Essent Group, Ltd.	31,800	1,653,282
First Defiance Financial Corp.	20,400	642,396
Luther Burbank Corp.	18,400	212,152
Meridian Bancorp, Inc.	92,400	1,856,316
MGIC Investment Corp.	169,400	2,400,398
Northfield Bancorp, Inc.	168,500	2,857,760
Radian Group, Inc.	98,400	2,475,744
Territorial Bancorp, Inc.	4,700	145,418
United Community Financial Corp.	12,600	146,916
Washington Federal, Inc.	172,100	6,307,465
Waterstone Financial, Inc.	26,300	500,489

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—(Continued)
WSFS Financial Corp.	25,162	$1,106,876

		20,305,212

Tobacco—0.2%
Vector Group, Ltd.	64,823	867,980

Trading Companies & Distributors—2.5%
BMC Stock Holdings, Inc. (a)	65,800	1,887,802
DXP Enterprises, Inc. (a)	34,200	1,361,502
Foundation Building Materials, Inc. (a)	35,400	684,990
MRC Global, Inc. (a)	149,400	2,037,816
NOW, Inc. (a)	389,500	4,377,980
Titan Machinery, Inc. (a)	97,500	1,441,050
Veritiv Corp. (a)	35,900	706,153

		12,497,293

Water Utilities—0.2%
American States Water Co.	13,300	1,152,312

Total Common Stocks (Cost $437,926,949)		494,270,327

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $7,056,163; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $7,200,318.	7,055,928	7,055,928

Total Short-Term Investments (Cost $7,055,928)		7,055,928

Securities Lending Reinvestments (c)—9.5%

Certificates of Deposit—3.4%
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	2,000,000	1,999,706
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	1,000,000	999,940
Canadian Imperial Bank of Commerce
1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	999,186	1,000,210
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	1,000,000	1,001,204
Chiba Bank, Ltd. 2.080%, 02/13/20	1,000,000	1,000,024
China Construction Bank Corp. 2.300%, 01/21/20	1,000,000	1,000,164
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	2,000,000	1,999,988
DZ Bank AG Zero Coupon, 01/21/20	994,672	998,990
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	500,000	500,023

Certificates of Deposit—(Continued)
KBC Bank NV Zero Coupon, 02/28/20	1,490,183	1,495,845
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	1,000,000	999,950
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	1,000,000	1,000,066
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	3,000,000	2,999,992

		16,996,102

Commercial Paper—0.8%
Agricultural Bank of China 2.360%, 01/03/20	993,969	999,823
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	1,000,000	1,000,092
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	1,000,000	1,000,057
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	1,000,000	999,987

		3,999,959

Repurchase Agreements—4.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,110,680; collateralized by various Common Stock with an aggregate market value of $2,310,000.	2,100,000	2,100,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $400,035; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $408,036.	400,000	400,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $3,519,231; collateralized by various Common Stock with an aggregate market value of $3,850,461.	3,500,000	3,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $500,919; collateralized by various Common Stock with an aggregate market value of $550,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $400,038; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $306,002.	300,000	300,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $102,000.	100,000	$100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,020,003.	1,000,000	1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,925,379; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,983,633.	2,925,130	2,925,130
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,600,151; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,776,356.	1,600,000	1,600,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $1,000,338; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $1,085,158.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,800,169; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,987,872.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $4,001,338; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $4,417,492.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		20,625,130

Time Deposits—0.4%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Time Deposits—(Continued)
Shinkin Central Bank 2.260%, 01/08/20	1,000,000	1,000,000

		2,000,000

Mutual Fund—0.8%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	4,000,000	4,000,000

Total Securities Lending Reinvestments (Cost $47,618,661)		47,621,191

Total Investments—109.3% (Cost $492,601,538)		548,947,446
Other assets and liabilities (net)—(9.3)%		(46,481,560)

Net Assets—100.0%		$502,465,886

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $46,445,578 and the collateral received consisted of cash in the amount of $47,603,140 and non-cash collateral with a value of $6,526. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
Russell 2000 Index E-Mini Futures	03/20/20	71	USD	5,930,630	$77,973

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$494,270,327	$—	$—	$494,270,327
Total Short-Term Investment*	—	7,055,928	—	7,055,928
Securities Lending Reinvestments
Certificates of Deposit	—	16,996,102	—	16,996,102
Commercial Paper	—	3,999,959	—	3,999,959
Repurchase Agreements	—	20,625,130	—	20,625,130
Time Deposits	—	2,000,000	—	2,000,000
Mutual Fund	4,000,000	—	—	4,000,000
Total Securities Lending Reinvestments	4,000,000	43,621,191	—	47,621,191
Total Investments	$498,270,327	$50,677,119	$—	$548,947,446

Collateral for Securities Loaned (Liability)	$—	$(47,603,140)	$—	$(47,603,140)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$77,973	$—	$—	$77,973

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$548,947,446
Cash denominated in foreign currencies (c)	7,390
Cash collateral for futures contracts	413,000
Receivable for:
Investments sold	937,175
Fund shares sold	2,807
Dividends and interest	1,029,271
Variation margin on futures contracts	7,810
Prepaid expenses	1,306

Total Assets	551,346,205
Liabilities
Collateral for securities loaned	47,603,140
Payables for:
Investments purchased	667,900
Fund shares redeemed	42,917
Accrued Expenses:
Management fees	287,017
Distribution and service fees	6,287
Deferred trustees’ fees	153,931
Other expenses	119,127

Total Liabilities	48,880,319

Net Assets	$502,465,886

Net Assets Consist of:
Paid in surplus	$444,724,464
Distributable earnings (Accumulated losses)	57,741,422

Net Assets	$502,465,886

Net Assets
Class A	$472,702,652
Class B	29,763,234
Capital Shares Outstanding*
Class A	31,752,497
Class B	2,022,824
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.89
Class B	14.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $492,601,538.
(b)	Includes securities loaned at value of $46,445,578.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$10,732,355
Interest	178,950
Securities lending income	287,140

Total investment income	11,198,445
Expenses
Management fees	3,711,561
Administration fees	31,069
Custodian and accounting fees	89,538
Distribution and service fees—Class B	73,869
Audit and tax services	61,517
Legal	42,582
Trustees’ fees and expenses	60,868
Shareholder reporting	26,412
Insurance	3,396
Miscellaneous	12,961

Total expenses	4,113,773
Less management fee waiver	(475,667)

Net expenses	3,638,106

Net Investment Income	7,560,339

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(7,062,670)
Futures contracts	1,846,081
Foreign currency transactions	(19)

Net realized loss	(5,216,608)

Net change in unrealized appreciation on:
Investments	79,986,655
Futures contracts	596,757
Foreign currency transactions	668

Net change in unrealized appreciation	80,584,080

Net realized and unrealized gain	75,367,472

Net Increase in Net Assets From Operations	$82,927,811

(a)	Net of foreign withholding taxes of $10,020.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,560,339	$6,731,925
Net realized gain (loss)	(5,216,608)	50,703,436
Net change in unrealized appreciation (depreciation)	80,584,080	(122,656,936)

Increase (decrease) in net assets from operations	82,927,811	(65,221,575)

From Distributions to Shareholders
Class A	(51,704,319)	(34,866,498)
Class B	(3,371,252)	(2,371,990)

Total distributions	(55,075,571)	(37,238,488)

Increase (decrease) in net assets from capital share transactions	49,333,499	(11,542,028)

Total increase (decrease) in net assets	77,185,739	(114,002,091)

Net Assets
Beginning of period	425,280,147	539,282,238

End of period	$502,465,886	$425,280,147

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	917,880	$13,392,575	1,163,005	$20,437,956
Reinvestments	3,841,331	51,704,319	1,983,305	34,866,498
Redemptions	(1,117,104)	(16,606,715)	(3,577,596)	(63,700,589)

Net increase (decrease)	3,642,107	$48,490,179	(431,286)	$(8,396,135)

Class B
Sales	193,614	$2,748,952	136,175	$2,183,800
Reinvestments	253,097	3,371,252	136,243	2,371,990
Redemptions	(362,506)	(5,276,884)	(446,188)	(7,701,683)

Net increase (decrease)	84,205	$843,320	(173,770)	$(3,145,893)

Increase (decrease) derived from capital shares transactions		$49,333,499		$(11,542,028)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.16	$17.61	$18.11	$15.15	$18.09

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.23	0.23	0.21	0.27
Net realized and unrealized gain (loss)	2.33	(2.40)	0.37	4.14	(1.42)

Total income (loss) from investment operations	2.57	(2.17)	0.60	4.35	(1.15)

Less Distributions
Distributions from net investment income	(0.22)	(0.24)	(0.24)	(0.30)	(0.24)
Distributions from net realized capital gains	(1.62)	(1.04)	(0.86)	(1.09)	(1.55)

Total distributions	(1.84)	(1.28)	(1.10)	(1.39)	(1.79)

Net Asset Value, End of Period	$14.89	$14.16	$17.61	$18.11	$15.15

Total Return (%) (b)	19.53	(13.76)	3.62	30.86	(7.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.75	0.74	0.74	0.73	0.73
Ratio of net investment income to average net assets (%)	1.61	1.31	1.31	1.34	1.59
Portfolio turnover rate (%)	52	53	40	38	38
Net assets, end of period (in millions)	$472.7	$398.1	$502.5	$512.9	$528.3

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.01	$17.42	$17.94	$15.02	$17.94

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.18	0.18	0.17	0.22
Net realized and unrealized gain (loss)	2.29	(2.36)	0.36	4.10	(1.39)

Total income (loss) from investment operations	2.49	(2.18)	0.54	4.27	(1.17)

Less Distributions
Distributions from net investment income	(0.17)	(0.19)	(0.20)	(0.26)	(0.20)
Distributions from net realized capital gains	(1.62)	(1.04)	(0.86)	(1.09)	(1.55)

Total distributions	(1.79)	(1.23)	(1.06)	(1.35)	(1.75)

Net Asset Value, End of Period	$14.71	$14.01	$17.42	$17.94	$15.02

Total Return (%) (b)	19.15	(13.91)	3.31	30.51	(7.43)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.09	1.09	1.08	1.07
Net ratio of expenses to average net assets (%) (c)	1.00	0.99	0.99	0.98	0.98
Ratio of net investment income to average net assets (%)	1.35	1.05	1.05	1.10	1.34
Portfolio turnover rate (%)	52	53	40	38	38
Net assets, end of period (in millions)	$29.8	$27.2	$36.8	$38.5	$29.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $7,055,928. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,625,130. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$77,973

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,846,081

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$596,757

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,808,910

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$250,242,284	$0	$236,376,419

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,711,561	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$494,141,419

Gross unrealized appreciation	84,970,646
Gross unrealized depreciation	(30,086,647)

Net unrealized appreciation (depreciation)	$54,883,999

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$9,628,457	$6,846,435	$45,447,114	$30,392,053	$55,075,571	$37,238,488

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$7,306,598	$—	$54,884,104	$(4,295,349)	$57,895,353

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2019, the Portfolio had accumulated short-term capital losses of $4,295,349.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders of and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 27.86% and 27.52%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the FTSE World Government Bond Index (“WGBI”)2, returned 27.69% and 5.90%, respectively. A blend of the MSCI World Index (60%) and the FTSE WGBI (40%) returned 18.76%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2019, credit and equity markets saw a strong recovery as yield seeking investors returned to the fold. The Federal Reserve’s (the “Fed”) dovish pivot and reduced fears of a global recession significantly improved global risk appetite. However, the deterioration in U.S.-China trade negotiations and the threat of U.S. tariffs on Mexico and Europe weighed on risk assets during the second quarter. Volatility returned to the credit markets in May, but spreads narrowed moderately in June as markets reacted positively to the Fed’s hints that it would take action to prolong the economic expansion.

Global growth slowed in 2019 amid weakness in manufacturing activity, a decline in business investment, and rising geopolitical uncertainty. Optimism returned in the fourth quarter as the U.S.-China phase one trade deal was agreed upon in December and the general truce kept risk assets moving in a positive direction. Global equity markets were strong for the period, with all sectors posting double digit returns (as measured by the MSCI World Index). The Information Technology (“IT”) sector posted the highest return, followed by the Industrials and Communication Services sectors. The Energy sector posted the lowest return. In fixed income, most major government bond yield curves saw a significant rally, particularly during the third quarter, when yields on 10-year U.S. Treasuries and German Bunds reached near historic lows. Yields increased moderately during the fourth quarter as the U.S. and China reached a phase one trade agreement and there were some moderate improvements in economic data in the U.S., Eurozone, and China. Central bank easing has been a global theme in 2019 as the Fed cut rates by 75 basis points, while the European Central Bank and Bank of Japan pressed further into negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The global equity portion of the Portfolio outperformed its benchmark, the MSCI World Index over the 12-month period ended December 31, 2019. Performance drivers were broad-based, with all sectors contributing to relative results. Security selection in the Financials sector was the largest contributor to relative returns, followed by stock selection in the Consumer Discretionary sector. The strongest individual contributor for the period was Danaher, a technology-focused health care company. Shares rallied sharply in early 2019 as the company announced its plan to acquire GE’s Biopharma business, a market leader in attractive end markets such as bioprocessing and biopharma production. We believed the Biopharma acquisition would enhance Danaher’s intrinsic value growth. Alibaba (China), a Chinese e-commerce company, was also a large contributor. Despite an overall slow-down in the Chinese economy, retail sales and e-commerce grew at a healthy double-digit rate over the period. We continued to see multiple levers for Alibaba to sustain growth, increase its monetization rate, and expand its addressable market. Management continued to build infrastructure through AliCloud, Cainiao and Alipay, reinforcing, in our view, Alibaba’s dominance in e-commerce in China and potential for growth overseas.

Shares of Thales (France), a diversified industrial company, was the Portfolio’s largest detractor in equities for the period. Shares underperformed as the company announced disappointing sales growth and earnings before interest and taxes (EBIT) margin targets for 2023 at its Capital Markets Day, followed by a reduction in its full year organic growth guidance. Weakness in shares was compounded when the company announced its official results which showed a decline in organic order intake and weakness in its Space division. Despite these headwinds, our investment thesis for Thales was unchanged. Shares of Travelers Companies, a U.S.-focused property and casualty insurance company, detracted marginally from returns. Q4 2018 results reported during January were negatively impacted by catastrophe losses from Hurricane Michael and from the California wildfires. We eliminated the Portfolio’s position in this name during the period.

The fixed income component of the Portfolio outperformed the FTSE WGBI for the year. Corporate Credit allocation contributed during the period; allocations to the Consumers, Communications, Energy, and IT sectors were particularly strong. Within Communications, the wireless, cable, and media industries were among the top performers on the back of strong profits driven by consumer demand for connectivity. Allocations to High Yield Credit also contributed to positive performance. U.S. High Yield holdings contributed to results as they generally outpaced higher credit quality names. Particularly helpful for performance were holdings within the Energy issuers from the U.S. Independent energy exploration and production sectors and holdings within the U.S. cable and wireless sectors. Selections in Consumer Staples, especially healthcare and food and beverage industries, also added value over the period. In the healthcare industry, the Portfolio benefited from positions in favored issuers that possess high quality assets, industry leading profit margins, and good cash flow generation. In the food and beverage industry, we remained focused on companies with well-diversified business portfolios, global scale, and a demonstrated commitment to reducing leverage.

Security selection among emerging market hard currency issuers, including Sovereigns, weighed on performance; however limited exposure to the poor performing Italian government bond market proved among the most positive decisions. Yield curve/duration positioning detracted from performance during the year. Underweight exposure to Eurozone government bonds detracted from performance as German Bunds yields generally declined. An underweight to

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Loomis Sayles Global Allocation Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Japanese yen-denominated bonds also detracted as negative yielding bonds fell further into negative levels over the year. Select emerging market currencies were also negative during the period. In particular, bonds denominated in the Chilean peso weighed on performance on the back of protestor concerns.

As a result of our bottom-up, fundamental analysis, we added Dassault Systemes (France), Linde (Ireland), IQVIA Holdings, Estee Lauder, Becton Dickinson, and Open Text to the Portfolio and eliminated Travelers, Assa Abloy (Sweden), Reckitt Benckiser (England), Julius Baer (Switzerland), EOG Resources, and Booking Holdings during the year.

The Portfolio used derivatives to manage active currency positions, which detracted from performance during the year. Foreign currency exchange forwards were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without being invested in cash bonds.

As of December 31, 2019, the Portfolio’s overall allocation was 68.50% equities, 15.75% U.S. fixed income, and 15.75% non-U.S. fixed income. The equity portion of the Portfolio’s exposure was primarily concentrated in the IT, Financials, Healthcare, Industrials and Consumer Discretionary sectors. The Portfolio had more limited exposure to the Real Estate sector and did not own any equity securities in the Utilities and Energy sectors. Allocations in fixed income remained largely driven by the bottom-up issuer and industry-specific biases and the risks and opportunities seen with each idea. At the end of the reporting period, the fixed income portion of the Portfolio held 66% of its bond exposure in investment grade bonds and 34% in high yield bonds. Of the 51% in Corporate Credit bonds, 12% was in Financials, 37% in Industrials, and 1.7% in Utilities. Duration positioning remained shorter relative to the benchmark within Euro, Japanese yen, and British pound denominated bonds.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

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A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	27.86	9.76	10.64
Class B	27.52	9.49	10.36
MSCI World Index	27.69	8.74	9.47
FTSE World Government Bond Index	5.90	2.03	1.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Information Technology	12.4
Financials	11.5
Health Care	11.2
Industrials	9.7
Consumer Discretionary	8.9

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	15.2
Foreign Government	7.4
U.S. Treasury & Government Agencies	3.3
Convertible Bonds	0.7
Municipals	0.3

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A	Actual	0.78%	$1,000.00	$1,074.00	$4.08
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$1,072.90	$5.38
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Schedule of Investments as of December 31, 2019

Common Stocks—69.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Northrop Grumman Corp.	34,310	$11,801,611
Thales S.A.	46,685	4,857,100

		16,658,711

Banks—2.5%
HDFC Bank, Ltd.	296,593	5,299,982
M&T Bank Corp.	38,043	6,457,799

		11,757,781

Capital Markets—6.1%
Goldman Sachs Group, Inc. (The)	15,965	3,670,832
Intercontinental Exchange, Inc.	70,253	6,501,915
London Stock Exchange Group plc	91,211	9,421,379
S&P Global, Inc.	31,976	8,731,047

		28,325,173

Chemicals—5.0%
Linde plc	40,237	8,566,458
LyondellBasell Industries NV - Class A	33,736	3,187,377
Sherwin-Williams Co. (The)	19,376	11,306,671

		23,060,506

Electronic Equipment, Instruments & Components—1.2%
Halma plc	193,504	5,432,360

Food Products—2.7%
McCormick & Co., Inc.	20,408	3,463,850
Nestle S.A.	81,543	8,834,087

		12,297,937

Health Care Equipment & Supplies—4.6%
Becton Dickinson & Co.	27,490	7,476,455
Danaher Corp.	88,925	13,648,209

		21,124,664

Health Care Providers & Services—2.9%
UnitedHealth Group, Inc.	46,227	13,589,813

Hotels, Restaurants & Leisure—2.7%
Marriott International, Inc. - Class A	83,657	12,668,179

Household Durables—0.8%
NVR, Inc. (a)	1,004	3,823,644

Industrial Conglomerates—3.0%
Roper Technologies, Inc.	38,841	13,758,647

Insurance—2.8%
AIA Group, Ltd.	837,200	8,808,730
Legal & General Group plc	1,072,425	4,320,551

		13,129,281

Interactive Media & Services—4.1%
Alphabet, Inc. - Class A (a)	6,950	9,308,761
Alphabet, Inc. - Class C (a)	917	1,226,047
Facebook, Inc. - Class A (a)	41,385	8,494,271

		19,029,079

Internet & Direct Marketing Retail—5.3%
Alibaba Group Holding, Ltd. (ADR) (a)	63,394	13,445,867
Amazon.com, Inc. (a)	5,981	11,051,931

		24,497,798

IT Services—5.4%
Accenture plc - Class A	44,401	9,349,519
CGI, Inc. (a)	102,600	8,586,148
Nomura Research Institute, Ltd.	325,600	7,005,529

		24,941,196

Life Sciences Tools & Services—3.7%
IQVIA Holdings, Inc. (a)	64,959	10,036,815
Mettler-Toledo International, Inc. (a)	8,774	6,960,239

		16,997,054

Machinery—3.1%
Atlas Copco AB - A Shares	193,309	7,705,796
Parker-Hannifin Corp.	32,459	6,680,711

		14,386,507

Personal Products—1.6%
Estee Lauder Cos., Inc. (The) - Class A	35,175	7,265,044

Real Estate Management & Development—2.3%
CBRE Group, Inc. - Class A (a)	170,495	10,449,639

Semiconductors & Semiconductor Equipment—1.5%
Texas Instruments, Inc.	54,054	6,934,588

Software—4.4%
Dassault Systemes SE	39,685	6,545,857
Open Text Corp.	54,500	2,401,517
Temenos AG (a)	40,403	6,387,788
Tyler Technologies, Inc. (a)	16,564	4,969,531

		20,304,693

Total Common Stocks (Cost $207,394,921)		320,432,294

Corporate Bonds & Notes—15.2%

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V.
5.050%, 06/15/25	370,000	405,616

See accompanying notes to financial statements.

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Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
TransDigm, Inc.
6.500%, 07/15/24	76,000	$78,383
6.500%, 05/15/25	75,000	78,000

		561,999

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	218,224	222,283
4.125%, 12/15/27 (144A)	145,464	152,221
American Airlines Group, Inc.
5.000%, 06/01/22 (144A)	315,000	329,569
American Airlines Pass-Through Trust
3.700%, 10/15/25	101,801	102,849
3.750%, 10/15/25	279,899	282,884
4.950%, 02/15/25	133,790	141,187
5.250%, 01/15/24	633,295	669,560
Delta Air Lines Pass-Through Trust
8.021%, 08/10/22	522,420	571,290
Latam Airlines Pass-Through Trust
4.200%, 11/15/27	234,205	241,174
U.S. Airways Pass-Through Trust
5.900%, 10/01/24	46,802	51,951
United Airlines Pass-Through Trust
3.650%, 10/07/25	82,870	83,992

		2,848,960

Auto Manufacturers—0.9%
Allison Transmission, Inc.
4.750%, 10/01/27 (144A)	105,000	108,938
BMW US Capital LLC
3.150%, 04/18/24 (144A)	195,000	201,555
Ford Motor Co.
6.625%, 10/01/28	1,675,000	1,863,807
General Motors Co.
5.200%, 04/01/45	100,000	100,734
General Motors Financial Co., Inc.
3.450%, 04/10/22	100,000	102,248
5.250%, 03/01/26	295,000	327,372
General Motors Financial of Canada, Ltd.
3.250%, 11/07/23 (CAD) (b)	110,000	84,857
Hyundai Capital America
2.750%, 09/27/26 (144A)	500,000	485,242
Hyundai Capital Services, Inc.
3.750%, 03/05/23 (144A)	260,000	268,068
Kia Motors Corp.
3.000%, 04/25/23 (144A)	380,000	384,013
Nissan Motor Acceptance Corp.
3.650%, 09/21/21 (144A)	230,000	234,731

		4,161,565

Auto Parts & Equipment—0.5%
Aptiv plc
1.600%, 09/15/28 (EUR)	100,000	118,281

Auto Parts & Equipment—(Continued)
Goodyear Tire & Rubber Co. (The)
4.875%, 03/15/27 (c)	425,000	439,875
7.000%, 03/15/28	1,228,000	1,377,669
Tupy Overseas S.A.
6.625%, 07/17/24 (144A)	200,000	206,852

		2,142,677

Banks—1.8%
Banco Bilbao Vizcaya Argentaria S.A.
0.750%, 09/11/22 (EUR)	400,000	456,167
Banco Santander S.A.
3.125%, 02/23/23	200,000	204,025
Bank of Montreal
1.750%, 06/15/21 (144A)	255,000	254,920
Barclays plc
3.650%, 03/16/25 (c)	225,000	234,197
BNP Paribas S.A.
4.625%, 03/13/27 (144A)	355,000	387,899
Cooperative Rabobank UA
4.375%, 08/04/25	350,000	379,450
Credit Agricole S.A.
3.250%, 10/04/24 (144A)	665,000	688,704
4.375%, 03/17/25 (144A)	200,000	214,415
Danske Bank A/S
3.875%, 09/12/23 (144A)	200,000	207,547
Dexia Credit Local S.A.
2.250%, 02/18/20 (144A)	250,000	250,108
HSBC Holdings plc
4.375%, 11/23/26	200,000	216,476
5.750%, 12/20/27 (GBP)	110,000	178,588
Industrial & Commercial Bank of China, Ltd.
2.957%, 11/08/22	250,000	253,797
Lloyds Banking Group plc
4.500%, 11/04/24	200,000	213,716
Morgan Stanley
4.350%, 09/08/26	315,000	344,241
National Australia Bank, Ltd.
2.500%, 01/12/21	250,000	251,522
Royal Bank of Canada
2.250%, 11/01/24	350,000	351,616
Royal Bank of Scotland Group plc
6.000%, 12/19/23	235,000	261,179
Santander UK Group Holdings plc
4.750%, 09/15/25 (144A)	200,000	214,649
Societe Generale S.A.
4.750%, 11/24/25 (144A)	260,000	281,549
Standard Chartered plc
3.125%, 11/19/24 (EUR)	250,000	314,918
Toronto-Dominion Bank (The)
3.500%, 07/19/23	335,000	352,656
UniCredit S.p.A.
7.296%, 5Y USD Swap + 4.914%, 04/02/34 (144A) (d)	525,000	603,242
United Overseas Bank, Ltd.
3.200%, 04/23/21 (144A)	735,000	745,823

See accompanying notes to financial statements.

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Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Woori Bank
5.875%, 04/13/21 (144A)	200,000	$208,511

		8,069,915

Beverages—0.0%
Constellation Brands, Inc.
4.750%, 11/15/24	110,000	121,840

Building Materials—0.5%
Cemex Finance LLC
6.000%, 04/01/24 (144A)	302,000	310,459
JELD-WEN, Inc.
4.625%, 12/15/25 (144A)	1,695,000	1,745,003
Masco Corp.
6.500%, 08/15/32	8,000	9,824
7.750%, 08/01/29	94,000	122,032
Owens Corning
4.400%, 01/30/48	215,000	207,719

		2,395,037

Chemicals—0.1%
LG Chem, Ltd.
3.250%, 10/15/24 (144A)	200,000	205,195
Syngenta Finance NV
1.250%, 09/10/27 (EUR)	200,000	221,128

		426,323

Commercial Services—0.2%
DP World Crescent, Ltd.
4.848%, 09/26/28 (144A)	435,000	476,869
Edenred
1.875%, 03/06/26 (EUR)	200,000	242,464
Holding d’Infrastructures de Transport SAS
0.625%, 03/27/23 (EUR)	100,000	112,575
1.625%, 11/27/27 (EUR)	100,000	115,472
United Rentals North America, Inc.
6.500%, 12/15/26	85,000	93,420

		1,040,800

Computers—0.2%
Dell International LLC / EMC Corp.
6.020%, 06/15/26 (144A)	165,000	189,770
8.100%, 07/15/36 (144A)	210,000	275,624
8.350%, 07/15/46 (144A)	150,000	206,200
Hewlett Packard Enterprise Co.
6.350%, 10/15/45	160,000	192,167

		863,761

Cosmetics/Personal Care—0.0%
Avon Products, Inc.
8.950%, 03/15/43	40,000	49,800

Diversified Financial Services—1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.500%, 05/15/21	150,000	154,790
Antares Holdings L.P.
6.000%, 08/15/23 (144A)	255,000	268,116
BOC Aviation, Ltd.
2.750%, 09/18/22 (144A)	210,000	210,737
3.000%, 03/30/20	200,000	200,219
Brookfield Finance, Inc.
4.850%, 03/29/29	185,000	211,567
Jefferies Group LLC
6.250%, 01/15/36	175,000	208,660
Nationstar Mortgage Holdings, Inc.
9.125%, 07/15/26 (144A)	820,000	908,150
Navient Corp.
5.000%, 10/26/20	1,745,000	1,770,651
5.500%, 01/25/23	555,000	592,462
5.625%, 08/01/33	1,150,000	989,000
5.875%, 10/25/24	40,000	42,800
6.750%, 06/15/26	185,000	203,334
Quicken Loans, Inc.
5.250%, 01/15/28 (144A)	70,000	72,450
5.750%, 05/01/25 (144A)	60,000	62,025
Springleaf Finance Corp.
5.625%, 03/15/23	135,000	145,463
6.875%, 03/15/25	205,000	233,188
7.750%, 10/01/21	165,000	179,231
8.250%, 10/01/23	65,000	75,725
Unifin Financiera S.A.
7.250%, 09/27/23	245,000	255,109

		6,783,677

Electric—0.5%
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	379,134
Empresas Publicas de Medellin E.S.P.
4.250%, 07/18/29 (144A)	200,000	207,841
Enel Chile S.A.
4.875%, 06/12/28	110,000	121,550
Enel Finance International NV
4.625%, 09/14/25 (144A)	450,000	490,565
Gas Natural Fenosa Finance B.V.
1.500%, 01/29/28 (EUR)	200,000	239,137
RWE AG
2.750%, 5Y EUR Swap + 2.643%, 04/21/75 (EUR) (d)	340,000	386,733
Transelec S.A.
4.250%, 01/14/25 (144A)	460,000	483,580

		2,308,540

Energy-Alternate Sources—0.0%
Greenko Dutch B.V.
5.250%, 07/24/24 (144A)	200,000	202,780

See accompanying notes to financial statements.

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Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd.
3.375%, 04/30/25 (144A)	40,000	$41,319

Food—0.1%
Sigma Alimentos S.A. de C.V.
4.125%, 05/02/26	200,000	209,252

Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion S.A.
4.500%, 08/01/24	200,000	209,502
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A) (c)	400,000	413,744

		623,246

Gas—0.0%
China Resources Gas Group, Ltd.
4.500%, 04/05/22 (144A)	200,000	208,406

Healthcare-Products—0.1%
DH Europe Finance II S.a.r.l.
0.750%, 09/18/31 (EUR)	140,000	153,187
Medtronic Global Holdings Co.
1.125%, 03/07/27 (EUR)	105,000	123,643

		276,830

Healthcare-Services—1.8%
HCA, Inc.
7.050%, 12/01/27	65,000	77,025
7.500%, 11/06/33	4,235,000	5,336,100
7.580%, 09/15/25 (c)	310,000	370,450
7.750%, 07/15/36	1,185,000	1,410,150
Tenet Healthcare Corp.
5.125%, 05/01/25	115,000	118,450
6.875%, 11/15/31	995,000	1,014,900

		8,327,075

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd.
3.625%, 04/11/29 (144A)	225,000	236,498

Home Builders—0.4%
Beazer Homes USA, Inc.
7.250%, 10/15/29 (144A)	465,000	496,388
TRI Pointe Group, Inc.
4.875%, 07/01/21	1,355,000	1,388,875

		1,885,263

Insurance—0.4%
AIA Group, Ltd.
3.200%, 03/11/25 (144A)	200,000	205,050
3.900%, 04/06/28 (144A)	260,000	277,549
Global Atlantic Fin Co.
8.625%, 04/15/21 (144A)	820,000	876,263

Insurance—(Continued)
Old Republic International Corp.
4.875%, 10/01/24	175,000	191,752
Radian Group, Inc.
4.500%, 10/01/24	70,000	74,025
4.875%, 03/15/27	40,000	42,100

		1,666,739

Internet—0.3%
Alibaba Group Holding, Ltd.
3.400%, 12/06/27	240,000	249,759
Baidu, Inc.
3.875%, 09/29/23	200,000	208,403
Prosus NV
6.000%, 07/18/20 (144A)	200,000	203,218
Tencent Holdings, Ltd.
2.985%, 01/19/23 (144A)	200,000	202,975
3.280%, 04/11/24 (144A)	200,000	205,648
Weibo Corp.
3.500%, 07/05/24	200,000	203,199

		1,273,202

Iron/Steel—0.0%
United States Steel Corp.
6.650%, 06/01/37	75,000	60,750

Media—0.5%
Cable Onda S.A.
4.500%, 01/30/30 (144A)	200,000	210,600
COX Communications, Inc.
4.800%, 02/01/35 (144A)	5,000	5,528
CSC Holdings LLC
5.375%, 02/01/28 (144A)	200,000	213,250
DISH DBS Corp.
5.000%, 03/15/23 (c)	160,000	164,136
5.875%, 11/15/24	570,000	582,469
7.750%, 07/01/26 (c)	145,000	153,611
Grupo Televisa S.A.B.
7.250%, 05/14/43 (MXN)	6,000,000	236,182
Time Warner Cable LLC
4.500%, 09/15/42	45,000	45,886
5.500%, 09/01/41	30,000	33,432
ViacomCBS, Inc.
4.375%, 03/15/43	10,000	10,576
5.250%, 04/01/44	135,000	156,248
5.850%, 09/01/43	50,000	62,483
Videotron, Ltd.
5.125%, 04/15/27 (144A)	230,000	246,100

		2,120,501

Mining—0.2%
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29 (144A)	285,000	280,549
4.500%, 09/16/25	230,000	248,284

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Hecla Mining Co.
6.875%, 05/01/21	170,000	$169,447

		698,280

Miscellaneous Manufacturing—0.0%
General Electric Co.
4.500%, 03/11/44	55,000	60,091

Multi-National—0.2%
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 05/07/20 (144A) (b)	280,000	280,703
International Bank for Reconstruction & Development
2.200%, 01/18/22 (CAD)	640,000	496,297
2.500%, 03/12/20 (AUD)	500,000	351,816

		1,128,816

Oil & Gas—1.5%
Antero Resources Corp.
5.125%, 12/01/22	155,000	138,337
5.375%, 11/01/21	70,000	66,653
BP Capital Markets America, Inc.
3.216%, 11/28/23	175,000	182,204
California Resources Corp.
8.000%, 12/15/22 (144A) (c)	995,000	427,850
Chesapeake Energy Corp.
4.875%, 04/15/22 (c)	2,145,000	1,694,550
5.750%, 03/15/23	130,000	87,994
8.000%, 06/15/27	270,000	167,400
Cimarex Energy Co.
4.375%, 06/01/24	675,000	712,489
Continental Resources, Inc.
3.800%, 06/01/24	180,000	186,023
4.500%, 04/15/23	195,000	203,625
5.000%, 09/15/22	19,000	19,127
Cosan Luxembourg S.A.
5.000%, 03/14/23 (144A)	200,000	202,000
Oasis Petroleum, Inc.
6.875%, 01/15/23 (c)	45,000	43,987
Petrobras Global Finance B.V.
5.999%, 01/27/28	270,000	307,867
Raizen Fuels Finance S.A.
5.300%, 01/20/27 (144A)	200,000	218,000
Range Resources Corp.
4.875%, 05/15/25 (c)	130,000	111,150
5.000%, 08/15/22	190,000	186,200
5.000%, 03/15/23 (c)	115,000	105,779
Sinopec Group Overseas Development, Ltd.
2.375%, 04/12/20 (144A)	300,000	300,081
SM Energy Co.
1.500%, 07/01/21	90,000	85,202
6.625%, 01/15/27 (c)	960,000	943,541
6.750%, 09/15/26	30,000	29,400
Thaioil Treasury Center Co., Ltd.
3.625%, 01/23/23 (144A)	350,000	359,523

Oil & Gas—(Continued)
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.
9.750%, 04/15/23 (144A)	25,000	12,500
Whiting Petroleum Corp.
5.750%, 03/15/21	145,000	137,170
6.250%, 04/01/23 (c)	15,000	12,563
6.625%, 01/15/26	160,000	109,037

		7,050,252

Oil & Gas Services—0.1%
Oceaneering International, Inc.
4.650%, 11/15/24	575,000	563,500

Packaging & Containers—0.4%
Owens-Brockway Glass Container, Inc.
5.375%, 01/15/25 (144A)	1,230,000	1,266,900
Sealed Air Corp.
4.875%, 12/01/22 (144A)	10,000	10,588
5.500%, 09/15/25 (144A)	280,000	308,000
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	114,680

		1,700,168

Pipelines—0.7%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	413,482
Enable Midstream Partners L.P. 5.000%, 05/15/44	125,000	114,461
Enbridge Energy Partners L.P. 7.375%, 10/15/45	90,000	134,107
Enbridge, Inc. 2.900%, 07/15/22	125,000	127,312
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	466,511
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	216,200
MPLX L.P.
4.500%, 07/15/23	10,000	10,621
4.875%, 06/01/25	40,000	43,656
NGL Energy Partners L.P. / NGL Energy Finance Corp.
6.125%, 03/01/25 (c)	265,000	249,763
7.500%, 11/01/23	125,000	125,466
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	12,632
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.750%, 03/15/24	530,000	549,213
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	560,000	711,122

		3,174,546

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	218,015

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	$184,476

		402,491

Real Estate Investment Trusts—0.1%
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	565,000	573,927

Retail—0.2%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	41,850
Michaels Stores, Inc. 8.000%, 07/15/27 (144A) (c)	665,000	635,075
Walmart, Inc. 3.700%, 06/26/28	235,000	258,935

		935,860

Semiconductors—0.0%
Broadcom, Inc. 4.250%, 04/15/26 (144A)	195,000	207,184

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	188,100

Telecommunications—1.0%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	295,208
AT&T, Inc.
4.500%, 03/09/48	90,000	99,296
4.550%, 03/09/49	115,000	127,330
Cincinnati Bell, Inc.
8.000%, 10/15/25 (144A)	15,000	15,900
KT Corp. 2.500%, 07/18/26 (144A)	210,000	205,700
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	381,140
Millicom International Cellular S.A.
6.250%, 03/25/29 (144A)	200,000	220,598
6.625%, 10/15/26	200,000	221,460
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	410,000
Sprint Capital Corp.
6.875%, 11/15/28	1,250,000	1,346,875
8.750%, 03/15/32	350,000	424,813
Telefonica Emisiones S.A. 1.495%, 09/11/25 (EUR)	200,000	237,825
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	214,301
Windstream Services LLC / Windstream Finance Corp.
9.000%, 06/30/25 (144A) (e)	40,000	15,200
10.500%, 06/30/24 (144A) (e)	1,500,000	585,000

		4,800,646

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	148,958

Total Corporate Bonds & Notes (Cost $65,647,258)		70,539,574

Foreign Government—7.4%

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	263,609

Provincial—0.3%
Province of Ontario Canada 1.875%, 05/21/20	1,735,000	1,735,036

Sovereign—6.9%
Argentine Republic Government International Bonds
6.875%, 04/22/21	150,000	81,000
7.125%, 06/28/17	250,000	125,750
7.625%, 04/22/46	530,000	266,325
Australia Government Bond 5.500%, 04/21/23 (AUD)	405,000	326,178
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	7,765,000	1,935,617
10.000%, 01/01/25 (BRL)	2,635,000	720,909
10.000%, 01/01/27 (BRL)	2,587,000	724,981
Brazilian Government International Bonds
4.625%, 01/13/28	290,000	311,460
8.500%, 01/05/24 (BRL)	350,000	93,097
Canadian Government Bonds
0.500%, 03/01/22 (CAD)	535,000	401,607
0.750%, 09/01/20 (CAD)	325,000	248,560
1.750%, 05/01/20 (CAD)	3,585,000	2,761,517
1.750%, 05/01/21 (CAD)	5,450,000	4,197,535
Chile Government International Bond
3.240%, 02/06/28	400,000	420,800
Colombia Government International Bond 3.875%, 04/25/27	200,000	211,500
Colombian TES
6.250%, 11/26/25 (COP)	1,305,500,000	408,660
7.500%, 08/26/26 (COP)	1,880,000,000	624,353
Dominican Republic International Bonds
6.000%, 07/19/28 (144A)	200,000	222,252
8.625%, 04/20/27 (144A)	200,000	242,750
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	191,806
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	205,478
France Government Bond OAT 4.250%, 10/25/23 (EUR)	1,905,000	2,526,875
Hellenic Republic Government Bonds
3.450%, 04/02/24 (144A) (EUR)	75,000	94,253
3.750%, 01/30/28 (EUR)	335,000	443,972

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Indonesia Government International Bonds
2.875%, 07/08/21 (144A) (EUR)	220,000	$256,749
4.125%, 01/15/25 (144A)	200,000	214,428
4.750%, 01/08/26 (144A)	200,000	222,141
4.750%, 01/08/26	200,000	222,141
Ireland Government Bond 3.400%, 03/18/24 (EUR)	65,000	84,357
Italy Buoni Poliennali Del Tesoro
2.000%, 02/01/28 (EUR)	625,000	748,948
2.500%, 11/15/25 (EUR)	605,000	743,693
Japan Government Thirty Year Bond 0.500%, 03/20/49 (JPY)	335,000,000	3,156,686
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (f)	84,471,105	799,193
Kommunalbanken AS 1.750%, 09/15/20 (144A) (c)	200,000	199,924
Korea Treasury Bond 2.000%, 09/10/22 (KRW)	380,000,000	333,426
Mexican Bonos
5.750%, 03/05/26 (MXN)	6,490,000	325,195
8.000%, 12/07/23 (MXN)	1,835,000	101,088
Mexico Government International Bond 4.000%, 03/15/2115 (EUR)	100,000	125,855
Norway Government Bond 2.000%, 05/24/23 (144A) (NOK)	5,567,000	646,331
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	274,186
South Africa Government Bond 7.000%, 02/28/31 (ZAR)	11,655,000	704,385
Spain Government Bonds
0.750%, 07/30/21 (EUR)	185,000	211,376
1.600%, 04/30/25 (144A) (EUR)	180,000	219,093
2.700%, 10/31/48 (144A) (EUR)	535,000	796,315
4.400%, 10/31/23 (144A) (EUR)	525,000	692,096
Thailand Government Bond 2.125%, 12/17/26 (THB)	25,000,000	875,991
Turkey Government Bond 12.400%, 03/08/28 (TRY)	2,525,000	435,052
Turkey Government International Bond 7.625%, 04/26/29	200,000	220,868
United Kingdom Gilt
1.500%, 07/22/26 (GBP)	640,000	895,007
2.750%, 09/07/24 (GBP)	215,000	312,906
4.250%, 06/07/32 (GBP)	125,000	228,825

		31,833,490

Transportation—0.1%
Network Rail Infrastructure Finance plc 4.750%, 01/22/24 (GBP)	235,000	358,489

Total Foreign Government (Cost $35,487,035)		34,190,624

U.S. Treasury & Government Agencies—3.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—0.7%
Fannie Mae 30 Yr. Pool 3.500%, 07/01/49	2,948,080	3,028,743
Fannie Mae-ACES 2.972%, 11/25/27 (d)	350,000	360,250

		3,388,993

U.S. Treasury—2.6%
U.S. Treasury Bond 2.875%, 05/15/49	745,000	820,234
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/22 (f)	243,365	242,998
0.375%, 07/15/27 (f)	1,072,989	1,094,382
0.625%, 04/15/23 (f)	2,434,530	2,472,095
U.S. Treasury Notes
1.375%, 05/31/20	195,000	194,771
1.625%, 08/15/29	3,945,000	3,840,147
2.500%, 06/30/20	1,000,000	1,004,219
2.875%, 10/15/21	1,110,000	1,134,633
2.875%, 08/15/28	335,000	360,816
3.125%, 11/15/28	615,000	675,746

		11,840,041

Total U.S. Treasury & Government Agencies (Cost $15,067,679)		15,229,034

Convertible Bonds—0.7%

Computers—0.0%
Western Digital Corp. 1.500%, 02/01/24	160,000	156,700

Internet—0.1%
Booking Holdings, Inc. 0.900%, 09/15/21 (c)	595,000	685,663

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26	735,000	706,996

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26	20,000	9,528

Real Estate Investment Trusts—0.1%
iStar, Inc. 3.125%, 09/15/22	210,000	235,478

Semiconductors—0.1%
Rovi Corp. 0.500%, 03/01/20	485,000	480,405

Software—0.2%
Evolent Health, Inc. 2.000%, 12/01/21	75,000	67,223

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Nuance Communications, Inc.
1.000%, 12/15/35	685,000	$688,853
1.250%, 04/01/25	70,000	77,756

		833,832

Total Convertible Bonds (Cost $2,969,078)		3,108,602

Municipals—0.3%
City of Oslo Norway 3.550%, 02/12/21 (NOK)	5,000,000	578,921
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	665,000	640,495

Total Municipals (Cost $1,300,388)		1,219,416

Convertible Preferred Stocks—0.1%

Oil & Gas—0.0%
Chesapeake Energy Corp.
5.000%, 12/31/49 (c)	849	17,192
5.750%, 12/31/49	413	76,885
5.750%, 12/31/49 (144A) (b)	17	3,076

		97,153

Pipelines—0.1%
El Paso Energy Capital Trust I 4.750%, 03/31/28	5,754	296,101

Total Convertible Preferred Stocks (Cost $519,960)		393,254

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	300,082	231,908

Total Mortgage-Backed Securities (Cost $280,034)		231,908

Short-Term Investments—3.2%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $5,088,126; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $5,191,389.	5,087,956	5,087,956

U.S. Treasury—2.1%
U.S. Treasury Bills
1.827%, 03/26/20 (g)	8,580,000	$8,549,815
1.983%, 01/23/20 (c) (g)	1,375,000	1,373,821

		9,923,636

Total Short-Term Investments (Cost $15,004,471)		15,011,592

Securities Lending Reinvestments (h)—1.2%

Repurchase Agreements—1.0%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $100,509; collateralized by various Common Stock with an aggregate market value of $110,000.	100,000	100,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $550,048; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $561,049.	550,000	550,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $502,747; collateralized by various Common Stock with an aggregate market value of $550,066.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $200,019; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $102,001.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $100,015; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $612,002.	600,000	600,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $806,885; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $822,953.	806,816	806,816

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $500,047; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $555,111.	500,000	$500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $250,024; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $272,222.	250,000	250,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $600,203; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $651,095.	600,000	600,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $250,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $276,093.	250,000	250,000

		4,556,816

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	100,000	100,000

Mutual Fund—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (i)	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $5,656,817)		5,656,816

Total Investments—100.8% (Cost $349,327,641)		466,013,114
Other assets and liabilities (net)—(0.8)%		(3,603,259)

Net Assets—100.0%		$462,409,855

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $368,636, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(c)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $5,592,846 and the collateral received consisted of cash in the amount of $5,656,817 and non-cash collateral with a value of $117,907. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Principal amount of security is adjusted for inflation.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $28,634,191, which is 6.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount/ Shares	Cost	Value
Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 05/07/20	05/21/15	USD 280,000	$280,000	$280,703
Chesapeake Energy Corp., 5.750%, 12/31/49	01/07/13-01/09/13	17	15,611	3,076
General Motors Financial of Canada, Ltd., 3.250%, 11/07/23	11/04/19	CAD 110,000	83,613	84,857

				$368,636

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Country Diversification as of December 31, 2019 (Unaudited)	% of Net Assets
United States	60.1
United Kingdom	6.8
Canada	5.0
France	3.5
Switzerland	3.3
China	3.3
Japan	2.4
Hong Kong	2.1
Sweden	1.7
India	1.2

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	190,000	UBSA	03/18/20	USD	129,929	$3,650
EUR	625,000	MSC	03/18/20	USD	699,024	5,332
EUR	9,160,000	MSC	03/18/20	USD	10,194,553	128,476
GBP	925,000	UBSA	03/18/20	USD	1,215,459	12,323
JPY	1,442,535,000	CSI	03/18/20	USD	13,367,165	(38,375)
KRW	813,000,000	BOA	03/18/20	USD	698,454	5,859

Contracts to Deliver
BRL	12,240,000	BOA	03/03/20	USD	2,860,481	(175,421)
CAD	9,020,000	UBSA	03/18/20	USD	6,821,448	(126,617)
COP	4,831,855,000	CSI	03/18/20	USD	1,418,006	(46,678)
JPY	152,545,000	CSI	03/18/20	USD	1,399,431	(10,060)
MXN	5,920,000	GSBU	03/18/20	USD	302,580	(7,061)
THB	24,000,000	UBSA	03/18/20	USD	792,492	(10,168)
ZAR	10,000,000	CBNA	03/18/20	USD	669,595	(37,378)

Cross Currency Contracts to Buy
AUD	1,000,000	BNP	03/18/20	JPY	75,220,500	8,026
EUR	685,311	CSI	03/18/20	NOK	6,965,000	(21,198)

Net Unrealized Depreciation						$(309,290)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(GSBU)—	Goldman Sachs Bank USA
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,801,611	$4,857,100	$—	$16,658,711
Banks	6,457,799	5,299,982	—	11,757,781
Capital Markets	18,903,794	9,421,379	—	28,325,173
Chemicals	23,060,506	—	—	23,060,506
Electronic Equipment, Instruments & Components	—	5,432,360	—	5,432,360
Food Products	3,463,850	8,834,087	—	12,297,937
Health Care Equipment & Supplies	21,124,664	—	—	21,124,664
Health Care Providers & Services	13,589,813	—	—	13,589,813
Hotels, Restaurants & Leisure	12,668,179	—	—	12,668,179
Household Durables	3,823,644	—	—	3,823,644
Industrial Conglomerates	13,758,647	—	—	13,758,647
Insurance	—	13,129,281	—	13,129,281
Interactive Media & Services	19,029,079	—	—	19,029,079
Internet & Direct Marketing Retail	24,497,798	—	—	24,497,798
IT Services	17,935,667	7,005,529	—	24,941,196
Life Sciences Tools & Services	16,997,054	—	—	16,997,054
Machinery	6,680,711	7,705,796	—	14,386,507
Personal Products	7,265,044	—	—	7,265,044
Real Estate Management & Development	10,449,639	—	—	10,449,639
Semiconductors & Semiconductor Equipment	6,934,588	—	—	6,934,588
Software	7,371,048	12,933,645	—	20,304,693
Total Common Stocks	245,813,135	74,619,159	—	320,432,294
Total Corporate Bonds & Notes*	—	70,539,574	—	70,539,574
Total Foreign Government*	—	34,190,624	—	34,190,624
Total U.S. Treasury & Government Agencies*	—	15,229,034	—	15,229,034
Total Convertible Bonds*	—	3,108,602	—	3,108,602
Total Municipals*	—	1,219,416	—	1,219,416
Convertible Preferred Stocks
Oil & Gas	—	97,153	—	97,153
Pipelines	296,101	—	—	296,101
Total Convertible Preferred Stocks	296,101	97,153	—	393,254
Total Mortgage-Backed Securities*	—	231,908	—	231,908
Total Short-Term Investments*	—	15,011,592	—	15,011,592
Securities Lending Reinvestments
Repurchase Agreements	—	4,556,816	—	4,556,816
Time Deposit	—	100,000	—	100,000
Mutual Fund	1,000,000	—	—	1,000,000
Total Securities Lending Reinvestments	1,000,000	4,656,816	—	5,656,816
Total Investments	$247,109,236	$218,903,878	$—	$466,013,114

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(5,656,817)	$—	$(5,656,817)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$163,666	$—	$163,666
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(472,956)	—	(472,956)
Total Forward Contracts	$—	$(309,290)	$—	$(309,290)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$466,013,114
Cash denominated in foreign currencies (c)	947,734
Unrealized appreciation on forward foreign currency exchange contracts	163,666
Receivable for:
Investments sold	28,657
Fund shares sold	353,943
Dividends and interest	1,884,800
Prepaid expenses	1,306

Total Assets	469,393,220
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	472,956
Collateral for securities loaned	5,656,817
Payables for:
Fund shares redeemed	54,874
Foreign taxes	118,141
Accrued Expenses:
Management fees	271,548
Distribution and service fees	64,713
Deferred trustees’ fees	190,349
Other expenses	153,967

Total Liabilities	6,983,365

Net Assets	$462,409,855

Net Assets Consist of:
Paid in surplus	$314,827,035
Distributable earnings (Accumulated losses) (d)	147,582,820

Net Assets	$462,409,855

Net Assets
Class A	$153,275,772
Class B	309,134,083
Capital Shares Outstanding*
Class A	8,448,954
Class B	17,222,170
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.14
Class B	17.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $349,327,641.
(b)	Includes securities loaned at value of $5,592,846.
(c)	Identified cost of cash denominated in foreign currencies was $938,960.
(d)	Includes foreign capital gains tax of $118,141.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$3,586,847
Interest (b)	6,282,664
Securities lending income	52,196

Total investment income	9,921,707
Expenses
Management fees	3,107,824
Administration fees	33,635
Custodian and accounting fees	110,466
Distribution and service fees—Class B	738,936
Audit and tax services	69,106
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	36,643
Insurance	3,050
Miscellaneous	19,463

Total expenses	4,222,445
Less broker commission recapture	(5,829)

Net expenses	4,216,616

Net Investment Income	5,705,091

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	27,413,672
Foreign currency transactions	(37,456)
Forward foreign currency transactions	(187,915)

Net realized gain	27,188,301

Net change in unrealized appreciation on:
Investments (d)	74,801,894
Foreign currency transactions	28,854
Forward foreign currency transactions	(816,500)

Net change in unrealized appreciation	74,014,248

Net realized and unrealized gain	101,202,549

Net Increase in Net Assets From Operations	$106,907,640

(a)	Net of foreign withholding taxes of $89,702.
(b)	Net of foreign withholding taxes of $416.
(c)	Net of foreign capital gains tax of $12,072.
(d)	Includes change in foreign capital gains tax of $(83,825).

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,705,091	$7,793,336
Net realized gain	27,188,301	36,957,248
Net change in unrealized appreciation (depreciation)	74,014,248	(65,927,585)

Increase (decrease) in net assets from operations	106,907,640	(21,177,001)

From Distributions to Shareholders
Class A	(15,318,908)	(12,901,590)
Class B	(29,825,368)	(25,272,471)

Total distributions	(45,144,276)	(38,174,061)

Decrease in net assets from capital share transactions	(5,284,881)	(19,525,830)

Total increase (decrease) in net assets	56,478,483	(78,876,892)

Net Assets
Beginning of period	405,931,372	484,808,264

End of period	$462,409,855	$405,931,372

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	303,860	$5,208,090	393,784	$7,057,149
Reinvestments	926,734	15,318,908	736,812	12,901,590
Redemptions	(1,300,643)	(22,475,298)	(1,498,582)	(26,888,967)

Net decrease	(70,049)	$(1,948,300)	(367,986)	$(6,930,228)

Class B
Sales	1,051,746	$17,934,913	1,093,669	$19,017,723
Reinvestments	1,820,841	29,825,368	1,454,949	25,272,471
Redemptions	(2,979,842)	(51,096,862)	(3,213,834)	(56,885,796)

Net decrease	(107,255)	$(3,336,581)	(665,216)	$(12,595,602)

Decrease derived from capital shares transactions		$(5,284,881)		$(19,525,830)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.81	$18.15	$15.02	$15.07	$15.12

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.33	0.31	0.34	0.27
Net realized and unrealized gain (loss)	3.96	(1.11)	3.16	0.38	(0.04)

Total income (loss) from investment operations	4.21	(0.78)	3.47	0.72	0.23

Less Distributions
Distributions from net investment income	(0.32)	(0.39)	(0.27)	(0.29)	(0.28)
Distributions from net realized capital gains	(1.56)	(1.17)	(0.07)	(0.48)	0.00

Total distributions	(1.88)	(1.56)	(0.34)	(0.77)	(0.28)

Net Asset Value, End of Period	$18.14	$15.81	$18.15	$15.02	$15.07

Total Return (%) (b)	27.86	(5.20)	23.33	5.03	1.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	1.45	1.85	1.87	2.30	1.76
Portfolio turnover rate (%)	27	29	27	38	40
Net assets, end of period (in millions)	$153.3	$134.7	$161.3	$145.7	$156.5

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.65	$17.98	$14.89	$14.94	$14.99

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.28	0.27	0.30	0.23
Net realized and unrealized gain (loss)	3.92	(1.10)	3.12	0.38	(0.04)

Total income (loss) from investment operations	4.13	(0.82)	3.39	0.68	0.19

Less Distributions
Distributions from net investment income	(0.27)	(0.34)	(0.23)	(0.25)	(0.24)
Distributions from net realized capital gains	(1.56)	(1.17)	(0.07)	(0.48)	0.00

Total distributions	(1.83)	(1.51)	(0.30)	(0.73)	(0.24)

Net Asset Value, End of Period	$17.95	$15.65	$17.98	$14.89	$14.94

Total Return (%) (b)	27.52	(5.39)	22.97	4.78	1.23

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	1.20	1.60	1.62	2.05	1.51
Portfolio turnover rate (%)	27	29	27	38	40
Net assets, end of period (in millions)	$309.1	$271.3	$323.5	$303.8	$316.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of

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Notes to Financial Statements—December 31, 2019—(Continued)

asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities  -  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period.

The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2019, the Portfolio had no when-issued and delayed-delivery securities.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the

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Notes to Financial Statements—December 31, 2019—(Continued)

repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $5,087,956. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,556,816. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(353,237)	$—	$—	$—	$(353,237)
Convertible Preferred Stocks	(17,722)	—	—	—	(17,722)
Corporate Bonds & Notes	(4,151,559)	—	—	—	(4,151,559)
Foreign Government	(103,165)	—	—	—	(103,165)
U.S. Treasury	(1,031,134)	—	—	—	(1,031,134)
Total Borrowings	$(5,656,817)	$—	$—	$—	$(5,656,817)
Gross amount of recognized liabilities for securities lending transactions					$(5,656,817)

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Notes to Financial Statements—December 31, 2019—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$163,666	Unrealized depreciation on forward foreign currency exchange contracts	$472,956

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$5,859	$(5,859)	$—	$—
BNP Paribas S.A.	8,026	—	—	8,026
Morgan Stanley & Co.	133,808	—	—	133,808
UBS AG	15,973	(15,973)	—	—

	$163,666	$(21,832)	$—	$141,834

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Notes to Financial Statements—December 31, 2019—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$175,421	$(5,859)	$—	$169,562
Citibank N.A.	37,378	—	—	37,378
Credit Suisse International	116,311	—	—	116,311
Goldman Sachs Bank USA	7,061	—	—	7,061
UBS AG	136,785	(15,973)	—	120,812

	$472,956	$(21,832)	$—	$451,124

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(187,915)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(816,500)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$36,979,502

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Notes to Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$19,745,973	$95,586,514	$12,279,363	$155,463,312

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Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,107,824	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period July 1, 2018 to April 30, 2019. There were no fees waived during the year ended December 31, 2019.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$349,938,244

Gross unrealized appreciation	120,488,568
Gross unrealized depreciation	(4,542,074)

Net unrealized appreciation (depreciation)	$115,946,494

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$7,419,855	$8,897,639	$37,724,421	$29,276,422	$45,144,276	$38,174,061

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$3,236,521	$28,572,514	$115,964,135	$—	$147,773,170

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Allocation Portfolio (formerly known as Loomis Sayles Global Markets Portfolio), one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Allocation Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-32

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-33

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-34

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Loomis Sayles Global Allocation Portfolio (formerly, Loomis Sayles Global Markets Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three, and five-year periods ending June 30, 2019. The Board further considered that the Portfolio outperformed its blended index, the 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2020.

BHFTI-35

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Loomis Sayles Growth Portfolio returned 23.83%, 23.57%, and 23.66%, respectively. The Portfolio’s benchmarks, the Russell 1000 Growth Index1 and Russell 3000 Growth Index2, returned 36.39% and 35.85%, respectively.

On December 16, 2019, Loomis, Sayles & Company, L.P. succeeded ClearBridge Investments, LLC as the subadviser to the Portfolio, the name of the Portfolio was changed from ClearBridge Aggressive Growth Portfolio to Loomis Sayles Growth Portfolio and the Portfolio’s benchmark was changed from the Russell 3000 Growth Index to the Russell 1000 Growth Index.

The following commentary was provided by ClearBridge Investments, LLC for the period January 1, 2019 through December 15, 2019.

MARKET ENVIRONMENT / CONDITIONS

With the fourth quarter 2018 selloff falling off the books, U.S. equities delivered outsized gains for the year. Stocks rallied as easing monetary policy supported strong multiple expansions and a thawing of U.S.-China trade tensions encouraged risk taking in equities. Growth stocks continued their dominance over value stocks as the benchmark Russell 3000 Growth Index outperformed the Russell 3000 Value Index for the period.

Within the Russell 3000 Growth Index, the momentum driven Information Technology (“IT”) sector outperformed all other sectors by a wide margin with Communication Services and Financials performing close to the benchmark’s overall return. Energy was the largest relative underperformer for the period while the Health Care and Industrials sectors also lagged.

Stocks started 2019 in a strong upswing, with the market producing its best start to a year since 1998. Stocks were boosted by signals that the Federal Reserve (the “Fed”) was winding down its tightening program, better than expected 2018 fourth-quarter corporate earnings results and a positive outlook on the resolution of U.S.-China trade tensions. These factors led to a return in risk taking and a dampening of volatility from recent highs in December 2018.

Growth stocks resumed their advantage over their value counterparts with mega cap IT and internet stocks delivering strong results and within an environment of broader market participation with notable improvements in cyclical sectors like Industrials. The New York Stock Exchange advance-decline line, a popular measure of market breadth, hit new highs in the first quarter.

Equities endured a roller coaster ride during the second quarter, with the largest growth stocks leading the market to new record highs. The Fed jumpstarted the equity markets as June remarks by Fed Chairman Jerome Powell took a decidedly dovish tone that hinted at future interest rate cuts. The Fed followed through in July with its first rate cut in more than a decade and made another 0.25% cut in September. The Fed’s actions helped offset volatility caused by renewed trade tensions between the U.S. and China and increasing signs of a slowing global economy.

Positive feedback from the Fed on the state of the U.S. economy as well as signs of a phase one trade deal with China caused stocks to resume their positive momentum in the fourth quarter, with strong bids for Health Care and Energy as well as IT and Communication Services.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period ended December 15, 2019, relative to the benchmark Russell 3000 Growth Index, overall stock selection and sector allocation detracted from the Portfolio’s performance. In particular, stock selection in the IT and Communication Services sectors as well as overweight allocations to the Energy and Health Care sectors had the most significant negative impacts on returns. The leading individual relative detractors included Qurate Retail, AMC Networks, Weatherford International, Fluor and MSG Networks.

Qurate Retail, in the Consumer Discretionary sector, operates a range of video, e-commerce and mobile businesses including QVC, Zulily and HSN, offering apparel and beauty products. The stock trended lower after quarterly results that topped profit estimates but missed on revenue due to weakness in its Zulily-commerce business.

AMC Networks, in the Consumer Discretionary sector, owns and operates several cable television brands including AMC, WE tv, IFC and Sundance Channel. Pure play programmers were hurt by the fear of cord cutting where investors wonder how cable content will find its way to viewers. AMC missed revenue estimates in its latest quarter but continued to make progress in efforts to make its content widely available in streaming formats.

Weatherford International, in the Energy sector, provides equipment and services used in drilling of oil and natural gas wells around the world. Fears of a liquidity squeeze, which led the company to announce a restructuring that eventually led to a bankruptcy filing, caused the shares to decline. We subsequently exited the position over the period.

Fluor, in the Industrials sector, provides engineering, procurement and construction and project management services worldwide for a range of markets, including the oil and gas, transportation and mining industries, as well as government agencies. The company reported steep losses during the year and withdrew its annual earnings guidance due to project delays.

MSG Networks, in the Communication Services sector, operates regional sports and entertainment networks. The stock struggled after missing earnings and revenue forecasts from a shrinking subscriber base.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

On the positive side, relative to the benchmark Russell 3000 Growth Index, stock selection in the Energy and Industrials sectors and an underweight to the Consumer Discretionary sector aided results. In terms of individual holdings, the leading relative contributors to performance included positions in Anadarko Petroleum, Comcast, Seagate Technology, Allergan and Autodesk.

Anadarko Petroleum, in the Energy sector, was an oil and gas exploration & production company whose shares rose strongly on an acquisition offer from Occidental Petroleum. The transaction closed during the period and we continued to hold shares of Occidental at the end of the reporting period.

Comcast, in the Communication Services sector, is a global media company with two primary units—cable and NBCUniversal which encompasses both studio operations and theme parks. Shares continued to climb on solid broadband subscriber metrics, an encouraging cable environment, better than expected integration of Sky and optimism over its pending launch of the Peacock streaming service.

Seagate Technology, in the IT sector, produces a range of hard disk drive products for use in enterprise computing, PCs and electronic devices, and it also provides data storage services for small to medium-size businesses. The stock trended higher as supply-demand fundamentals continued to improve in data storage.

Allergan, in the Health Care sector, is a global pharmaceutical and consumer health care products company known for such treatments as Botox. The shares re-rated over the period following the announcement of its acquisition by pharmaceutical rival AbbVie.

Autodesk, in the IT sector, is a design software and services company with customers in the architecture, engineering and construction, manufacturing and digital media and entertainment industries. Shares had been pressured by the perceived impact of Chinese tariffs on global demand but rebounded over the period after the company reported strong fundamentals, free cash flow generation and continued growth in subscriptions.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

The following commentary was provided by Loomis, Sayles & Company, L.P. for the period from December 16, 2019 through December 31, 2019.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of our process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2019, and relative to the Russell 1000 Growth Index, the Portfolio was overweight in the Consumer Staples, Consumer Discretionary, Healthcare, Energy, Financials and Communication Services sectors and underweight in the IT and Industrials sectors. The Portfolio had no exposure to stocks in the Real Estate or Materials sectors.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company, L.P,

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	23.83	6.29	13.66
Class B	23.57	6.03	13.39
Class E	23.66	6.14	13.51
Russell 1000 Growth Index	36.39	14.63	15.22
Russell 3000 Growth Index	35.85	14.23	15.06

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Visa, Inc.- Class A	7.0
Amazon.com, Inc.	6.2
Alibaba Group Holding, Ltd.(ADR)	6.0
Facebook, Inc.- Class A	5.1
Autodesk, Inc.	4.5
Oracle Corp.	4.5
Microsoft Corp.	4.1
Monster Beverage Corp.	3.5
QUALCOMM, Inc.	3.1
Roche Holding AG (ADR)	3.0

Top Sectors

% of Net Assets
Information Technology	29.5
Consumer Discretionary	17.5
Health Care	17.3
Consumer Staples	12.8
Communication Services	11.1
Industrials	5.2
Financials	4.1
Energy	1.7

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.57%	$1,000.00	$1,096.60	$3.01
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,095.50	$4.33
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,096.40	$3.80
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2019

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—2.7%
Expeditors International of Washington, Inc.	922,105	$71,942,632

Beverages—6.0%
Coca-Cola Co. (The)	1,224,321	67,766,167
Monster Beverage Corp. (a)	1,462,407	92,935,965

		160,702,132

Biotechnology—4.9%
Amgen, Inc. (b)	211,615	51,014,028
Regeneron Pharmaceuticals, Inc. (a) (b)	213,984	80,346,712

		131,360,740

Capital Markets—4.0%
FactSet Research Systems, Inc. (b)	170,846	45,837,982
SEI Investments Co.	956,359	62,622,387

		108,460,369

Communications Equipment—2.5%
Cisco Systems, Inc. (b)	1,419,471	68,077,829

Consumer Finance—0.1%
American Express Co.	10,728	1,335,529

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	1,125,054	45,227,171

Food Products—2.3%
Danone S.A. (ADR)	3,759,871	62,000,273

Health Care Equipment & Supplies—1.0%
Alcon, Inc. (a)	6,976	394,632
Varian Medical Systems, Inc. (a)	194,288	27,590,839

		27,985,471

Health Care Technology—2.1%
Cerner Corp. (b)	777,896	57,089,787

Hotels, Restaurants & Leisure—5.3%
Starbucks Corp.	695,363	61,136,315
Yum China Holdings, Inc.	747,536	35,889,203
Yum! Brands, Inc.	449,701	45,298,382

		142,323,900

Household Products—4.5%
Colgate-Palmolive Co.	669,402	46,081,634
Procter & Gamble Co. (The) (b)	609,266	76,097,323

		122,178,957

Interactive Media & Services—11.1%
Alphabet, Inc. - Class A (a)	59,759	80,040,607
Alphabet, Inc. - Class C (a)	59,916	80,108,890
Facebook, Inc. - Class A (a)	672,587	138,048,482

		298,197,979

Internet & Direct Marketing Retail—12.2%
Alibaba Group Holding, Ltd. (ADR) (a)	767,358	162,756,632
Amazon.com, Inc. (a)	90,064	166,423,862

		329,180,494

IT Services—7.9%
Automatic Data Processing, Inc.	153,500	26,171,750
Visa, Inc. - Class A (b)	998,604	187,637,692

		213,809,442

Machinery—2.6%
Deere & Co. (b)	396,354	68,672,294

Pharmaceuticals—9.3%
Merck & Co., Inc.	362,580	32,976,651
Novartis AG (ADR)	630,510	59,702,992
Novo Nordisk A/S (ADR)	1,316,302	76,187,560
Roche Holding AG (ADR) (b)	1,984,093	80,673,221

		249,540,424

Semiconductors & Semiconductor Equipment—6.0%
NVIDIA Corp. (b)	338,133	79,562,695
QUALCOMM, Inc.	935,225	82,514,902

		162,077,597

Software—13.0%
Autodesk, Inc. (a)	657,580	120,639,627
Microsoft Corp.	701,805	110,674,649
Oracle Corp.	2,263,475	119,918,905

		351,233,181

Total Common Stocks (Cost $2,494,120,510)		2,671,396,201

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $29,292,183; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $29,880,323.	29,291,207	29,291,207

Total Short-Term Investments (Cost $29,291,207)		29,291,207

Securities Lending Reinvestments (c)—6.2%

Certificates of Deposit—4.4%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China
2.250%, 01/24/20	2,000,000	2,000,002

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago) 1.950%, SOFR + 0.410%, 10/02/20 (d)	3,000,000	$2,999,997
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	4,000,000	3,999,644
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	3,000,000	3,001,596
Canadian Imperial Bank of Commerce
1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	3,996,743	4,000,840
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	8,000,000	8,009,632
China Construction Bank Corp. 2.350%, 01/02/20	5,000,000	5,000,115
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	4,000,000	4,000,120
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	4,000,000	4,000,224
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	1,999,994
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	3,000,000	2,999,982
1.864%, 1M LIBOR + 0.160%, 03/05/20 (d)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	3,000,000	2,999,991
Credit Suisse AG 2.020%, SOFR + 0.480%, 10/06/20 (d)	15,000,000	15,010,410
DZ Bank AG Zero Coupon, 01/21/20	5,968,030	5,993,940
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	1,000,000	999,984
Norinchukin Bank, New York Zero Coupon, 01/14/20	1,989,073	1,998,660
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	5,000,000	5,000,250
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (d)	4,000,000	3,997,900
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (d)	3,000,000	2,998,863
2.044%, 1M LIBOR + 0.280%, 06/19/20 (d)	2,000,000	2,000,472
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,500,000	2,500,165
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	7,000,000	7,000,882
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	3,000,000	3,000,158
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (d)	2,500,000	2,498,965
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	11,000,000	10,999,970

		119,010,492

Commercial Paper—0.7%
Agricultural Bank of China 2.360%, 01/03/20	1,987,938	1,999,646

Commercial Paper—(Continued)
China Construction Bank Corp. 2.300%, 01/17/20	2,982,367	2,997,120
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	2,000,000	2,000,184
Starbird Funding, Corp.
1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	5,000,000	5,000,285
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	7,000,000	7,000,000

		18,997,235

Repurchase Agreements—0.8%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,718,817; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $6,085,451; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $6,206,632.	6,084,934	6,084,934
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $9,094,573; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $9,545,612.	9,000,000	9,000,000

		20,784,934

Time Deposit—0.3%
Shinkin Central Bank 2.430%, 01/06/20	8,000,000	8,000,000

Total Securities Lending Reinvestments (Cost $166,768,336)		166,792,661

Total Investments—106.5% (Cost $2,690,180,053)		2,867,480,069
Other assets and liabilities (net)—(6.5)%		(174,197,791)

Net Assets—100.0%		$2,693,282,278

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $163,821,306 and the collateral received consisted of cash in the amount of $166,698,364. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2019

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,671,396,201	$—	$—	$2,671,396,201
Total Short-Term Investment*	—	29,291,207	—	29,291,207
Total Securities Lending Reinvestments*	—	166,792,661	—	166,792,661
Total Investments	$2,671,396,201	$196,083,868	$—	$2,867,480,069

Collateral for Securities Loaned (Liability)	$—	$(166,698,364)	$—	$(166,698,364)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,867,480,069
Cash	80,315
Receivable for:
Investments sold	14,246,863
Fund shares sold	133,911
Dividends and interest	1,691,769
Prepaid expenses	7,414

Total Assets	2,883,640,341
Liabilities
Collateral for securities loaned	166,698,364
Payables for:
Investments purchased	20,474,869
Fund shares redeemed	1,256,549
Accrued Expenses:
Management fees	1,249,322
Distribution and service fees	197,700
Deferred trustees’ fees	214,859
Other expenses	266,400

Total Liabilities	190,358,063

Net Assets	$2,693,282,278

Net Assets Consist of:
Paid in surplus	$1,563,136,372
Distributable earnings (Accumulated losses)	1,130,145,906

Net Assets	$2,693,282,278

Net Assets
Class A	$1,747,229,184
Class B	912,465,613
Class E	33,587,481
Capital Shares Outstanding*
Class A	101,921,155
Class B	54,834,314
Class E	1,994,874
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.14
Class B	16.64
Class E	16.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,690,180,053.
(b)	Includes securities loaned at value of $163,821,306.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$36,231,431
Interest	153,563
Securities lending income	1,148,183

Total investment income	37,533,177
Expenses
Management fees	14,907,465
Administration fees	101,399
Custodian and accounting fees	112,547
Distribution and service fees—Class B	2,257,288
Distribution and service fees—Class E	49,438
Audit and tax services	44,853
Legal	48,454
Trustees’ fees and expenses	60,867
Shareholder reporting	152,822
Insurance	18,536
Miscellaneous	36,350

Total expenses	17,790,019
Less management fee waiver	(426,323)
Less broker commission recapture	(21,822)

Net expenses	17,341,874

Net Investment Income	20,191,303

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	931,332,347

Net change in unrealized depreciation on:
Investments	(394,657,492)
Foreign currency transactions	(326)

Net change in unrealized depreciation	(394,657,818)

Net realized and unrealized gain	536,674,529

Net Increase in Net Assets From Operations	$556,865,832

(a)	Net of foreign withholding taxes of $212,074.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,191,303	$25,418,463
Net realized gain	931,332,347	356,060,048
Net change in unrealized depreciation	(394,657,818)	(531,281,880)

Increase (decrease) in net assets from operations	556,865,832	(149,803,369)

From Distributions to Shareholders
Class A	(245,379,946)	(101,857,257)
Class B	(131,725,288)	(55,065,171)
Class E	(4,814,941)	(2,050,621)

Total distributions	(381,920,175)	(158,973,049)

Increase (decrease) in net assets from capital share transactions	67,170,392	(478,153,386)

Total increase (decrease) in net assets	242,116,049	(786,929,804)

Net Assets
Beginning of period	2,451,166,229	3,238,096,033

End of period	$2,693,282,278	$2,451,166,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	943,533	$15,994,301	1,408,666	$26,111,780
Reinvestments	16,304,315	245,379,946	5,400,703	101,857,257
Redemptions	(11,657,653)	(195,056,733)	(24,337,551)	(460,352,838)

Net increase (decrease)	5,590,195	$66,317,514	(17,528,182)	$(332,383,801)

Class B
Sales	1,230,197	$20,050,509	1,381,585	$24,409,066
Reinvestments	9,003,779	131,725,288	2,991,047	55,065,171
Redemptions	(9,272,111)	(151,138,869)	(11,966,247)	(220,913,864)

Net increase (decrease)	961,865	$636,928	(7,593,615)	$(141,439,627)

Class E
Sales	64,360	$1,082,310	73,743	$1,355,390
Reinvestments	325,334	4,814,941	110,367	2,050,621
Redemptions	(345,993)	(5,681,301)	(420,099)	(7,735,969)

Net increase (decrease)	43,701	$215,950	(235,989)	$(4,329,958)

Increase (decrease) derived from capital shares transactions		$67,170,392		$(478,153,386)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$16.26	$18.40	$15.65	$15.30		$15.97

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.17	0.13	0.15	(b)	0.10
Net realized and unrealized gain (loss)	3.37	(1.28)	2.78	0.30		(0.70)

Total income (loss) from investment operations	3.51	(1.11)	2.91	0.45		(0.60)

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.16)	(0.10)		(0.07)
Distributions from net realized capital gains	(2.44)	(0.87)	0.00	0.00		0.00

Total distributions	(2.63)	(1.03)	(0.16)	(0.10)		(0.07)

Net Asset Value, End of Period	$17.14	$16.26	$18.40	$15.65		$15.30

Total Return (%) (c)	23.83	(6.81)	18.70	2.98		(3.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.57	0.57		0.57
Net ratio of expenses to average net assets (%) (d)	0.57	0.56	0.56	0.57		0.57
Ratio of net investment income to average net assets (%)	0.86	0.93	0.76	1.00	(b)	0.64
Portfolio turnover rate (%)	100	0 (e)	2	2		1
Net assets, end of period (in millions)	$1,747.2	$1,566.4	$2,095.1	$1,999.9		$2,029.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$15.84	$17.95	$15.27	$14.93		$15.59

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.12	0.09	0.11	(b)	0.06
Net realized and unrealized gain (loss)	3.28	(1.25)	2.71	0.29		(0.69)

Total income (loss) from investment operations	3.38	(1.13)	2.80	0.40		(0.63)

Less Distributions
Distributions from net investment income	(0.14)	(0.11)	(0.12)	(0.06)		(0.03)
Distributions from net realized capital gains	(2.44)	(0.87)	0.00	0.00		0.00

Total distributions	(2.58)	(0.98)	(0.12)	(0.06)		(0.03)

Net Asset Value, End of Period	$16.64	$15.84	$17.95	$15.27		$14.93

Total Return (%) (c)	23.57	(7.06)	18.41	2.68		(4.04)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.82		0.82
Net ratio of expenses to average net assets (%) (d)	0.82	0.81	0.81	0.82		0.82
Ratio of net investment income to average net assets (%)	0.60	0.68	0.51	0.74	(b)	0.39
Portfolio turnover rate (%)	100	0 (e)	2	2		1
Net assets, end of period (in millions)	$912.5	$853.6	$1,103.4	$1,073.6		$1,190.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$16.01	$18.13	$15.42	$15.07		$15.74

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.10	0.12	(b)	0.08
Net realized and unrealized gain (loss)	3.31	(1.26)	2.75	0.30		(0.70)

Total income (loss) from investment operations	3.43	(1.12)	2.85	0.42		(0.62)

Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.14)	(0.07)		(0.05)
Distributions from net realized capital gains	(2.44)	(0.87)	0.00	0.00		0.00

Total distributions	(2.60)	(1.00)	(0.14)	(0.07)		(0.05)

Net Asset Value, End of Period	$16.84	$16.01	$18.13	$15.42		$15.07

Total Return (%) (c)	23.66	(6.94)	18.54	2.84		(3.99)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.72	0.72		0.72
Net ratio of expenses to average net assets (%) (d)	0.72	0.71	0.71	0.72		0.72
Ratio of net investment income to average net assets (%)	0.70	0.78	0.61	0.84	(b)	0.49
Portfolio turnover rate (%)	100	0 (e)	2	2		1
Net assets, end of period (in millions)	$33.6	$31.2	$39.6	$38.6		$43.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio) (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $29,291,207. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,784,934. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,604,309,371	$0	$2,786,651,858

The Portfolio engaged in security transactions with other accounts managed by Clearbridge Advisors, LLC, the former subadviser to the Portfolio, that amounted to $59,402,000 in purchases, which are included above.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$14,907,465	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective December 16, 2019, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to December 16, 2019, ClearBridge Investments, LLC was compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period effective December 16, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

Prior to December 16, 2019, the Adviser had agreed, for the period April 29, 2019 to December 15, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—December 31, 2019—(Continued)

Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,690,375,050

Gross unrealized appreciation	185,050,461
Gross unrealized depreciation	(7,945,442)

Net unrealized appreciation (depreciation)	$177,105,019

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,583,504	$21,557,337	$355,336,671	$137,415,712	$381,920,175	$158,973,049

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$19,936,728	$933,321,699	$177,102,338	$—	$1,130,360,765

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Growth Portfolio (formerly known as ClearBridge Aggressive Growth Portfolio), one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Loomis Sayles Growth Portfolio (formerly, ClearBridge Aggressive Growth Portfolio). The Board approved a new Sub-Adviser for the Portfolio at the December Meeting, replacing ClearBridge Investments, LLC with Loomis, Sayles & Company, L.P. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 21.71%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets in the United States reached historical highs in the fourth quarter of 2019 despite global political tensions involving the United States, China, and Europe. Volatility remained relatively muted throughout the year besides for a few bouts that disturbed the market. A spike in the CBOE Volatility Index, a popular measure of market risk and investor sentiment also known as the “fear index”, in late April and into mid-May helped fuel a quick sell-off in equity markets after tensions rose on the threat of increased tariffs between the U.S. and China. The Chinese yuan fell to its lowest level in over a decade amid accusations of currency manipulation in August. The Federal Reserve chose to cut the target federal funds rate three times during 2019 citing concerns over slowing growth. After the three rate cuts, 2019 ended with the target federal funds rate in the range of 1.50% to 1.75%. Overall, the yield curve continued to flatten (short-term interest rates near equal to long-term interest rates) during 2019.

During the year, U.S. equities have risen across the board. The S&P 500 Index, which measures U.S. large cap companies rose 31.49%. Mid and small cap indices slightly underperformed the large caps. The S&P MidCap 400 Index rose 26.20% while the small cap Russell 2000 Index increased 25.52%. International equities in developed markets also fared well. Measured by the MSCI EAFE Index, they increased 22.01% during 2019. U.S. fixed income assets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 8.72%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested in a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (“the Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a targeted equity contribution to volatility that falls within an 8% to 12% band, with a maximum equity allocation of 70%. Throughout 2019, we saw a decrease in volatility compared to 2018. The Portfolio began the period with an equity allocation at 43% due to a volatile fourth quarter of 2018 and equity contribution to volatility just shy of 10%. As volatility subsided, the Portfolio moved to maximum equity exposure in two steps. The Portfolio received its first rebalance signal in February when equity contribution to volatility fell below the 8% band. After increasing the total equity exposure to 57%, the Portfolio received another re-risk signal in early March and brought the Portfolio to full equity allocation. The Portfolio then remained at the maximum equity allocation of 70% for the remainder of the period. Despite equity contribution to volatility dropping below 8% multiple times in the second half of the year, the Portfolio did not re-risk since it was at the maximum equity allocation.

The Equity Overlay detracted modestly from the Portfolio return over the period, while cash collateral was additive. Being underweight equity to start the year detracted from Portfolio returns relative to the benchmark. Those losses were somewhat offset as volatility subsided and the Portfolio had maximum equity exposure of about 70% to benefit from the continuing equity rally for the remainder of the period.

The Portfolio consists of a significant amount of equity and interest rate derivatives to manage market exposure. Equity future contracts were bought in order to manage the Portfolio’s equity exposure. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini futures contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange was used for exposure to world equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The decrease in interest rates during the period helped to increase the value of the interest rate derivatives and contributed positively to the Portfolio. All derivatives performed in line with the Portfolio manager’s expectations during the period.

As of December 31, 2019, the allocation of the Portfolio was 72.1% in equity and 39.2% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices. The allocation was as follows: 35.4% invested in the S&P 500 Index, representing U.S. large cap; 10.6% invested in the S&P MidCap 400 Index, representing U.S. mid cap; 5.0% in the Russell 2000 Index, representing U.S. small cap; and 21.2% in the MSCI EAFE Index, representing foreign stocks. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg Barclays U.S. Aggregate Bond Index.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
MetLife Multi-Index Targeted Risk Portfolio
Class B	21.71	6.12	7.58
Dow Jones Moderate Index	18.60	6.61	7.63

1 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	39.1
MetLife Stock Index Portfolio (Class A)	17.6
MetLife MSCI EAFE Index Portfolio (Class A)	10.7
MetLife Mid Cap Stock index Portfolio (Class A)	5.0
MetLife Russell 2000 Index Portfolio (Class A)	2.4

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	39.1
U.S. Large Cap Equities	35.2
International Developed Market Equities	21.1
U.S. Mid Cap Equities	10.5
U.S. Small Cap Equities	4.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.65%	$1,000.00	$1,069.90	$3.39
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—74.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.7%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	68,521,112	$760,584,340
MetLife Mid Cap Stock index Portfolio (Class A) (a)	5,338,190	97,528,729
MetLife MSCI EAFE Index Portfolio (Class A) (a)	14,534,811	208,138,495
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,266,137	46,002,573
MetLife Stock Index Portfolio (Class A) (a)	6,105,091	342,068,232

Total Mutual Funds (Cost $1,355,043,666)		1,454,322,369

Short-Term Investments—25.3%

Discount Notes—17.6%
Federal Home Loan Bank
1.530%, 01/16/20 (b)	112,000,000	111,934,231
1.540%, 01/13/20 (b)	4,000,000	3,998,154
1.560%, 01/29/20 (b) (c)	97,000,000	96,890,148
1.563%, 01/27/20 (b)	79,300,000	79,216,845
1.565%, 01/28/20 (b)	18,000,000	17,980,370
1.575%, 02/26/20 (b)	33,050,000	32,973,251

		342,992,999

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $225,734; collateralized by a U.S. Treasury Note at 2.000%, maturing 05/31/24, with a market value of $233,598.	225,726	225,726

U.S. Treasury—7.7%
U.S. Treasury Bills
1.525%, 01/07/20 (b)	82,000,000	$81,984,455
1.748%, 02/13/20 (b) (d)	68,000,000	67,881,991

		149,866,446

Total Short-Term Investments (Cost $493,030,111)		493,085,171

Total Investments—100.0% (Cost $1,848,073,777)		1,947,407,540
Other assets and liabilities (net)—0.0%		88,270

Net Assets—100.0%		$1,947,495,810

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $30,964,893.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $28,450,541

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/20/20	2,001	USD	203,751,825	$(441,422)
Russell 2000 Index E-Mini Futures	03/20/20	600	USD	50,118,000	786,630
S&P 500 Index E-Mini Futures	03/20/20	2,128	USD	343,789,040	5,920,394
S&P Midcap 400 Index E-Mini Futures	03/20/20	520	USD	107,369,600	1,848,396

Net Unrealized Appreciation					$8,113,998

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.570%	Semi-Annually	12/10/29	USD	97,000,000	$(3,007,204)	$(16,184)	$(2,991,020)
Pay	3M LIBOR	Quarterly	1.511%	Semi-Annually	11/15/29	USD	97,000,000	(2,604,489)	—	(2,604,489)
Pay	3M LIBOR	Quarterly	1.630%	Semi-Annually	02/20/30	USD	97,000,000	(2,528,984)	(120,361)	(2,408,623)
Pay	3M LIBOR	Quarterly	1.720%	Semi-Annually	01/23/30	USD	98,000,000	(1,725,202)	(15,066)	(1,710,136)
Pay	3M LIBOR	Quarterly	1.760%	Semi-Annually	03/11/30	USD	97,000,000	(1,384,772)	(110,268)	(1,274,504)
Pay	3M LIBOR	Quarterly	1.980%	Semi-Annually	10/10/29	USD	98,000,000	678,180	(103,607)	781,787

Totals								$(10,572,471)	$(365,486)	$(10,206,985)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,454,322,369	$—	$—	$1,454,322,369
Total Short-Term Investments*	—	493,085,171	—	493,085,171
Total Investments	$1,454,322,369	$493,085,171	$—	$1,947,407,540

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,555,420	$—	$—	$8,555,420
Futures Contracts (Unrealized Depreciation)	(441,422)	—	—	(441,422)
Total Futures Contracts	$8,113,998	$—	$—	$8,113,998
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$781,787	$—	$781,787
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(10,988,772)	—	(10,988,772)
Total Centrally Cleared Swap Contracts	$—	$(10,206,985)	$—	$(10,206,985)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$493,085,171
Affiliated investments at value (b)	1,454,322,369
Cash	351
Receivable for:
Affiliated investments sold	275,043
Fund shares sold	4,850
Interest	4
Variation margin on futures contracts	2,004,574
Prepaid expenses	1,388

Total Assets	1,949,693,750
Liabilities
Payables for:
Fund shares redeemed	394,690
Variation margin on centrally cleared swap contracts	899,828
Accrued Expenses:
Management fees	280,725
Distribution and service fees	412,272
Deferred trustees’ fees	127,615
Other expenses	82,810

Total Liabilities	2,197,940

Net Assets	$1,947,495,810

Net Assets Consist of:
Paid in surplus	$1,661,034,183
Distributable earnings (Accumulated losses)	286,461,627

Net Assets	$1,947,495,810

Net Assets
Class B	$1,947,495,810
Capital Shares Outstanding*
Class B	144,540,392
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $493,030,111.
(b)	Identified cost of affiliated investments was $1,355,043,666.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from affiliated investments	$37,584,536
Interest	9,837,756

Total investment income	47,422,292
Expenses
Management fees	3,189,614
Administration fees	52,224
Custodian and accounting fees	54,593
Distribution and service fees—Class B	4,709,177
Audit and tax services	37,363
Legal	42,455
Trustees’ fees and expenses	60,868
Shareholder reporting	14,190
Insurance	3,172
Miscellaneous	11,663

Total expenses	8,175,319

Net Investment Income	39,246,973

Net Realized and Unrealized Gain
Net realized gain on :
Investments	1,753
Affiliated investments	8,220,063
Futures contracts	89,653,017
Swap contracts	74,255,539
Capital gain distributions from affiliated investments	37,916,337

Net realized gain	210,046,709

Net change in unrealized appreciation (depreciation) on:
Investments	55,452
Affiliated investments	133,709,908
Futures contracts	14,052,322
Swap contracts	(29,062,935)

Net change in unrealized appreciation	118,754,747

Net realized and unrealized gain	328,801,456

Net Increase in Net Assets From Operations	$368,048,429

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,246,973	$38,044,570
Net realized gain (loss)	210,046,709	(50,190,408)
Net change in unrealized appreciation (depreciation)	118,754,747	(126,678,765)

Increase (decrease) in net assets from operations	368,048,429	(138,824,603)

From Distributions to Shareholders
Class B	(40,340,203)	(158,328,570)

Total distributions	(40,340,203)	(158,328,570)

Increase (decrease) in net assets from capital share transactions	(137,080,776)	42,534,204

Total increase (decrease) in net assets	190,627,450	(254,618,969)

Net Assets
Beginning of period	1,756,868,360	2,011,487,329

End of period	$1,947,495,810	$1,756,868,360

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	2,713,361	$33,500,649	5,546,938	$68,971,853
Reinvestments	3,277,027	40,340,203	13,085,006	158,328,570
Redemptions	(16,817,340)	(210,921,628)	(14,968,105)	(184,766,219)

Net increase (decrease)	(10,826,952)	$(137,080,776)	3,663,839	$42,534,204

Increase (decrease) derived from capital shares transactions		$(137,080,776)		$42,534,204

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.31	$13.26	$11.97	$11.62	$12.24

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.25	0.20	0.18	0.18
Net realized and unrealized gain (loss)	2.17	(1.13)	1.63	0.32	(0.31)

Total income (loss) from investment operations	2.43	(0.88)	1.83	0.50	(0.13)

Less Distributions
Distributions from net investment income	(0.27)	(0.23)	(0.19)	(0.15)	(0.15)
Distributions from net realized capital gains	0.00	(0.84)	(0.35)	0.00	(0.34)

Total distributions	(0.27)	(1.07)	(0.54)	(0.15)	(0.49)

Net Asset Value, End of Period	$13.47	$11.31	$13.26	$11.97	$11.62

Total Return (%) (b)	21.71	(7.18)	15.54	4.36	(1.21)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.43	0.44
Ratio of net investment income to average net assets (%) (d)	2.08	1.98	1.61	1.50	1.44
Portfolio turnover rate (%)	7	8	4	4	0 (e)
Net assets, end of period (in millions)	$1,947.5	$1,756.9	$2,011.5	$1,800.9	$1,455.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(e)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $225,726, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$781,787	Unrealized depreciation on centrally cleared swap contracts (a)	$10,988,772
Equity	Unrealized appreciation on futures contracts (b)	8,555,420	Unrealized depreciation on futures contracts (b)	441,422

Total		$9,337,207		$11,430,194

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$89,653,017	$89,653,017
Swap contracts	74,255,539	—	74,255,539

	$74,255,539	$89,653,017	$163,908,556

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$14,052,322	$14,052,322
Swap contracts	(29,062,935)	—	(29,062,935)

	$(29,062,935)	$14,052,322	$(15,010,613)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$583,711,364
Swap contracts	584,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$97,851,974	$0	$121,411,705

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2019	% per annum	Average Daily Net Assets of the Overlay Portion
$2,334,592	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2019	% per annum	Average Daily Net Assets of the Base Portion
$855,022	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2019 were $913,709.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2019 were as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2019
MetLife Aggregate Bond Index Portfolio (Class A)	$751,123,575	$24,643,970	$(53,960,590)	$(3,598)	$38,780,983	$760,584,340
MetLife Mid Cap Stock index Portfolio (Class A)	70,914,691	18,947,527	(1,523,119)	128,815	9,060,815	97,528,729
MetLife MSCI EAFE Index Portfolio (Class A)	196,319,193	7,458,957	(29,939,798)	487,543	33,812,600	208,138,495
MetLife Russell 2000 Index Portfolio (Class A)	27,356,033	15,605,305	(270,147)	(8,096)	3,319,478	46,002,573
MetLife Stock Index Portfolio (Class A)	290,238,637	31,196,215	(35,718,051)	7,615,399	48,736,032	342,068,232

	$1,335,952,129	$97,851,974	$(121,411,705)	$8,220,063	$133,709,908	$1,454,322,369

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$23,647,511	68,521,112
MetLife Mid Cap Stock index Portfolio (Class A)	8,509,823	1,221,684	5,338,190
MetLife MSCI EAFE Index Portfolio (Class A)	1,442,485	5,332,823	14,534,811
MetLife Russell 2000 Index Portfolio (Class A)	3,944,884	492,118	2,266,137
MetLife Stock Index Portfolio (Class A)	24,019,145	6,890,400	6,105,091

	$37,916,337	$37,584,536

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,864,605,780

Gross unrealized appreciation	99,446,056
Gross unrealized depreciation	(10,988,771)

Net unrealized appreciation (depreciation)	$88,457,285

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$40,340,203	$60,836,583	$—	$97,491,987	$40,340,203	$158,328,570

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$90,111,592	$108,020,366	$88,457,285	$—	$286,589,243

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $64,983,230.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one- and three-year periods ended October 31, 2019, but underperformed that index over the five-year period ended October 31, 2019. The Board took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the MFS Research International Portfolio returned 28.69%, 28.31%, and 28.47%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World (ex-U.S.) Index2, returned 22.01% and 21.51%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Fading fears of a near-term global recession, the announcement of a partial trade deal between the U.S. and China and decline in Brexit (the U.K. proposal to leave the European Union) uncertainty helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the U.S. and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (the “Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates further—sending them deeper into negative territory—restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the U.S. and China over much of the year, emerging market hard currency debt and local rates benefitted from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors plus the fading of certain global risk factors mentioned above hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmarks, the MSCI EAFE Index and the MSCI All Country World (ex-U.S.) Index, over the one-year period ended December 31, 2019.

Stock selection in both the Financials and Materials sectors contributed to performance relative to the MSCI EAFE Index. Within the Financials sector, holding shares of securities exchange, financial markets clearing and data services firm TMX (Canada) and risk management and human capital consulting services provider AON aided relative returns. Additionally, not holding shares of banking and financial services company HSBC (U.K.) further benefited relative results. Within the Materials sector, holding shares of industrial gas supplier Linde (Germany) bolstered relative results.

Stock selection in the Communication Services sector also supported relative performance. Within this sector, there were no individual stocks that were among the Portfolio’s largest relative contributors during the period.

Elsewhere, the Portfolio’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), business system services company Nomura Research Institute (Japan) and luxury goods manufacturer LVMH (France) bolstered relative results. Additionally, holding shares of software engineering solutions and technology services provider EPAM Systems and semiconductor manufacturer Taiwan Semiconductor (Taiwan), and not holding shares of global energy and petrochemicals company Royal Dutch Shell (U.K.), helped relative returns.

Individual stocks that detracted from relative performance included not holding shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and the Portfolio’s overweight positions in financial services provider AIB Group (Ireland), parcel delivery services company Yamato (Japan), financial services provider AEON Financial Service (Japan), automotive lighting systems manufacturer Koito Manufacturing (Japan), electricity provider CLP (Hong Kong) and investment management and banking firm UBS (Switzerland). In addition, the Portfolio’s positions in insurance company Hiscox (U.K.) and custom IT consulting and technology services provider Cognizant Technology Solutions hindered relative results.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

For the twelve-month period ending December 31, 2019, we did not make any significant shifts in our sector or industry positioning for the Portfolio. We did, however, make a number of changes in individual holdings during the reporting period.

In Consumer Cyclicals, we initiated a position in Netherlands-based Wolters Kluwer, a global provider of professional information, software solutions, and services, where we favored the company’s defensive growth outlook, low leverage and attractive valuation. We added to the Portfolio’s investment in Swiss luxury goods company Richemont, the owner of a number of well-established, high-end jewelry and watch brands, which has the opportunity to improve profit margins to drive higher shareholder returns. We exited the Portfolio’s position in U.K. grocer Tesco, as the stock outperformed the market after the company delivered on anticipated cost savings from the initial phase of their restructuring plans.

In the Financials sector, we added to the Portfolio’s position in the Dutch firm Euronext, which operates market exchanges in Amsterdam, Brussels, Lisbon, London, Dublin and Paris, as we favored the firm’s capital-light business model that benefits from market volatility, regardless of whether the market is rising or falling. We initiated a position in Hong Kong Exchange, a leading platform for equity trading between mainland China and Hong Kong. We exited U.K. banking firm Barclays after the stock rose in response to the Conservatives’ victory in the U.K. December elections, which we believed should facilitate the U.K.’s departure from the European Union at the end of January 2020.

In Information Technology (“IT”), we initiated a position in Japanese software and services firm Fujitsu, where we saw earnings upside from the restructuring program under the new CEO and a strong balance sheet, with an estimated 25% of the company’s market capitalization in cash as of March 2019. We eliminated the Portfolio’s position in Indian IT outsourcing firm Cognizant, where growth stalled after an activist investor forced the company to focus on cost cutting, and the new management team had not yet devised an effective strategy to improve operations and regain market share. We trimmed the Portfolio’s investment in EPAM, an Eastern European IT outsourcing firm, as the stock price rose more than 80% for the year.

In the Materials sector, we sold out of the Portfolio’s position in U.K.-based mining company Rio Tinto. The iron ore price, to which Rio Tinto is most exposed, increased substantially last year, due in large part to supply disruptions among competitors. The stock appeared overvalued when we applied normalised iron prices to the company’s future earnings estimates.

The Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the MSCI EAFE Index at period end. In terms of the Global Industry Classification Standard (GICS) sector framework, the Portfolio as of December 31, 2019, was overweight IT, in particular IT services, where we favored several well positioned specialty service providers, and semiconductors, where we owned companies that should benefit from expanding applications for semis and the migration to 5G standards. The Portfolio was underweight Consumer Discretionary, where we avoided the auto manufacturers, based on our concerns about the capital intensity and overcapacity in the auto industry. Within Financials, the Portfolio was underweight to the major banks, which face headwinds from the low interest rate environment, and overweight capital markets, due to our investments in companies that operate market exchanges. On balance, we believe the Portfolio remained conservatively positioned, as we favored higher quality, less cyclical companies with more conservative balance sheets across the eight global sectors.

Victoria Higley

Camille Humphries Lee

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI All Country World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	28.69	6.88	6.17
Class B	28.31	6.61	5.90
Class E	28.47	6.71	6.01
MSCI EAFE Index	22.01	5.67	5.50
MSCI AC World (ex-U.S.) Index	21.51	5.51	4.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Nestle S.A.	3.2
Roche Holding AG	2.9
Linde plc	2.4
Schneider Electric SE	2.3
LVMH Moet Hennessy Louis Vuitton SE	1.9
Novo Nordisk A/S - Class B	1.9
AIA Group, Ltd.	1.9
BNP Paribas S.A.	1.6
Santen Pharmaceutical Co., Ltd.	1.5
Daikin Industries, Ltd.	1.5

Top Countries

% of Net Assets
Japan	19.2
Switzerland	13.7
France	10.6
United Kingdom	10.1
Germany	7.6
Hong Kong	4.4
Netherlands	4.2
Australia	3.6
United States	2.9
Spain	2.7

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.63%	$1,000.00	$1,093.10	$3.32
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,092.30	$4.64
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,092.60	$4.11
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—3.6%
APA Group	1,301,004	$10,160,664
Brambles, Ltd.	1,936,676	15,963,156
Caltex Australia, Ltd.	583,147	13,929,658
carsales.com, Ltd.	231,184	2,703,599
Oil Search, Ltd.	1,523,104	7,769,883
Seek, Ltd.	285,238	4,526,042
Sonic Healthcare, Ltd.	513,712	10,386,116

		65,439,118

Belgium—1.1%
KBC Group NV	251,891	18,993,965

Brazil—0.4%
Ambev S.A. (ADR)	1,408,396	6,563,125

Canada—1.9%
Constellation Software, Inc.	9,478	9,205,094
Enbridge, Inc.	184,890	7,351,177
Ritchie Bros Auctioneers, Inc.	249,017	10,685,170
TMX Group, Ltd.	91,256	7,902,458

		35,143,899

China—1.6%
51job, Inc. (ADR) (a) (b)	99,987	8,488,896
China Resources Gas Group, Ltd.	1,344,424	7,389,739
Yum China Holdings, Inc. (a)	258,609	12,415,818

		28,294,453

Denmark—2.4%
Novo Nordisk A/S - Class B	589,019	34,162,911
Orsted A/S	81,133	8,405,818

		42,568,729

France—10.6%
BNP Paribas S.A.	490,299	29,186,127
Danone S.A.	228,425	18,960,103
EssilorLuxottica S.A.	166,650	25,457,060
L’Oreal S.A.	70,106	20,819,655
Legrand S.A.	249,879	20,388,452
LVMH Moet Hennessy Louis Vuitton SE	73,769	34,356,516
Schneider Electric SE	402,137	41,367,077

		190,534,990

Germany—7.6%
Adidas AG	67,528	21,947,065
Bayer AG	319,535	26,118,786
GEA Group AG	488,724	16,158,966
Grand City Properties S.A.	866,351	20,778,256
LEG Immobilien AG	179,039	21,204,967
Scout24 AG	138,953	9,192,044
Symrise AG	196,168	20,637,615

		136,037,699

Greece—0.6%
Hellenic Telecommunications Organization S.A.	654,876	$10,475,031

Hong Kong—4.4%
AIA Group, Ltd.	3,216,228	33,840,042
CLP Holdings, Ltd.	1,232,500	12,977,809
Hong Kong Exchanges and Clearing, Ltd.	405,800	13,152,608
Techtronic Industries Co., Ltd.	2,389,500	19,552,799

		79,523,258

India—0.9%
HDFC Bank, Ltd.	866,250	15,479,491

Indonesia—0.1%
Bank Rakyat Indonesia Persero Tbk PT	7,858,900	2,480,254

Ireland—1.7%
AIB Group plc	4,366,727	15,293,605
Flutter Entertainment plc	67,548	8,263,405
Ryanair Holdings plc (ADR) (b)	82,225	7,203,732

		30,760,742

Israel—1.3%
Check Point Software Technologies, Ltd. (a) (b)	123,412	13,693,795
Mellanox Technologies, Ltd. (b)	88,189	10,333,987

		24,027,782

Italy—2.1%
Eni S.p.A.	985,310	15,310,558
Intesa Sanpaolo S.p.A.	8,629,720	22,749,079

		38,059,637

Japan—19.2%
AEON Financial Service Co., Ltd.	934,399	14,697,069
Daikin Industries, Ltd.	196,100	27,577,664
Fujitsu, Ltd.	130,600	12,323,797
Hitachi, Ltd.	480,000	20,218,579
Japan Tobacco, Inc. (a)	532,831	11,878,455
Kansai Paint Co., Ltd.	391,000	9,556,250
Kao Corp.	212,800	17,551,313
KDDI Corp.	682,000	20,289,359
Koito Manufacturing Co., Ltd.	285,500	13,213,880
Kubota Corp.	1,239,200	19,413,098
Kyocera Corp.	169,100	11,523,576
Kyowa Kirin Co., Ltd.	399,900	9,396,073
Mitsubishi UFJ Financial Group, Inc.	3,828,200	20,689,902
Nitto Denko Corp.	228,500	12,820,004
Nomura Research Institute, Ltd.	499,300	10,742,816
Santen Pharmaceutical Co., Ltd.	1,449,400	27,635,607
SoftBank Group Corp.	421,100	18,333,227
Sundrug Co., Ltd.	235,770	8,520,679
Terumo Corp.	529,100	18,692,871
TOTO, Ltd.	406,900	17,147,939
USS Co., Ltd.	905,800	17,105,081
Yamato Holdings Co., Ltd.	351,066	6,003,616

		345,330,855

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Malaysia—0.2%
Malaysia Airports Holdings Bhd	1,698,600	$3,156,032

Netherlands—4.2%
Akzo Nobel NV	258,074	26,312,762
Euronext NV	237,304	19,364,250
NXP Semiconductors NV	75,323	9,585,605
Wolters Kluwer NV	267,540	19,555,345

		74,817,962

Portugal—0.9%
Galp Energia SGPS S.A.	994,378	16,631,333

South Korea—1.4%
NAVER Corp.	71,574	11,530,080
Samsung Electronics Co., Ltd.	275,169	13,258,835

		24,788,915

Spain—2.7%
Aena SME S.A.	46,462	8,915,129
Amadeus IT Group S.A.	226,832	18,585,895
Iberdrola S.A.	2,044,185	21,053,140

		48,554,164

Sweden—1.0%
Tele2 AB - B Shares	675,478	9,798,361
Telefonaktiebolaget LM Ericsson - B Shares	874,791	7,665,193

		17,463,554

Switzerland—13.7%
Cie Financiere Richemont S.A.	184,564	14,487,810
Dufry AG (b)	42,698	4,232,775
Julius Baer Group, Ltd. (b)	425,421	21,970,580
Nestle S.A.	527,841	57,184,470
Roche Holding AG	163,285	52,946,475
Schindler Holding AG (Participation Certificate)	71,802	18,268,880
Sika AG	112,175	21,124,688
Swiss Re AG	107,563	12,089,446
UBS Group AG (b)	1,912,984	24,143,491
Zurich Insurance Group AG	51,070	20,945,856

		247,394,471

Taiwan—1.9%
Silicon Motion Technology Corp. (ADR)	178,271	9,040,122
Taiwan Semiconductor Manufacturing Co., Ltd.	2,274,468	25,188,531

		34,228,653

Thailand—0.5%
Advanced Info Service PCL	1,373,100	9,764,063

United Kingdom—10.1%
BP plc	3,912,883	24,562,520
British American Tobacco plc	595,240	25,360,337

United Kingdom—(Continued)
Cairn Energy plc (b)	3,639,593	9,931,158
Croda International plc	314,820	21,382,217
Hiscox, Ltd.	838,494	15,858,075
Linde plc	203,485	43,681,975
Melrose Industries plc	3,185,608	10,182,363
Reckitt Benckiser Group plc	246,352	20,005,258
RELX plc	417,809	10,548,631

		181,512,534

United States—2.9%
Aon plc	125,552	26,151,226
Cadence Design Systems, Inc. (b)	95,849	6,648,087
EPAM Systems, Inc. (a) (b)	37,691	7,996,522
MasterCard, Inc. - Class A	41,332	12,341,322

		53,137,157

Total Common Stocks (Cost $1,438,582,565)		1,781,161,866

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $14,270,332; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $14,559,758.	14,269,856	14,269,856

Total Short-Term Investments (Cost $14,269,856)		14,269,856

Securities Lending Reinvestments (c)—1.0%

Repurchase Agreements—0.7%
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $3,000,263; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $3,060,269.	3,000,000	3,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $600,057; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $612,000.	600,000	600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $612,005.	600,000	600,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $300,046; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $306,000.	300,000	$300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,700,260; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,734,006.	1,700,000	1,700,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $3,041,771; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $3,102,343.	3,041,513	3,041,513
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $700,066; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $777,156.	700,000	700,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $2,000,190; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $2,177,778.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $330,949; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $365,457.	330,918	330,918
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $100,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $110,437.	100,000	100,000

		12,372,431

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	500,000	500,000

Mutual Funds—0.3%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (d)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, 1.530% (d)	3,000,000	3,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $17,872,431)		17,872,431

Total Investments—100.8% (Cost $1,470,724,852)		1,813,304,153
Other assets and liabilities (net)—(0.8)%		(14,371,860)

Net Assets—100.0%		$1,798,932,293

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $17,133,382 and the collateral received consisted of cash in the amount of $17,872,431. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Chemicals	8.6
Pharmaceuticals	8.4
Banks	6.9
Insurance	6.1
Textiles, Apparel & Luxury Goods	5.4
Oil, Gas & Consumable Fuels	5.3
Capital Markets	4.8
Food Products	4.2
Machinery	4.1
Electrical Equipment	4.0

Glossary of Abbreviations

Other Abbreviation

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$65,439,118	$—	$65,439,118
Belgium	—	18,993,965	—	18,993,965
Brazil	6,563,125	—	—	6,563,125
Canada	35,143,899	—	—	35,143,899
China	20,904,714	7,389,739	—	28,294,453
Denmark	—	42,568,729	—	42,568,729
France	—	190,534,990	—	190,534,990
Germany	—	136,037,699	—	136,037,699
Greece	—	10,475,031	—	10,475,031
Hong Kong	—	79,523,258	—	79,523,258
India	—	15,479,491	—	15,479,491
Indonesia	—	2,480,254	—	2,480,254
Ireland	7,203,732	23,557,010	—	30,760,742
Israel	24,027,782	—	—	24,027,782
Italy	—	38,059,637	—	38,059,637
Japan	—	345,330,855	—	345,330,855
Malaysia	—	3,156,032	—	3,156,032
Netherlands	9,585,605	65,232,357	—	74,817,962
Portugal	—	16,631,333	—	16,631,333
South Korea	—	24,788,915	—	24,788,915
Spain	—	48,554,164	—	48,554,164
Sweden	—	17,463,554	—	17,463,554
Switzerland	—	247,394,471	—	247,394,471
Taiwan	9,040,122	25,188,531	—	34,228,653
Thailand	9,764,063	—	—	9,764,063
United Kingdom	—	181,512,534	—	181,512,534
United States	53,137,157	—	—	53,137,157
Total Common Stocks	175,370,199	1,605,791,667	—	1,781,161,866
Total Short-Term Investment*	—	14,269,856	—	14,269,856
Securities Lending Reinvestments
Repurchase Agreements	—	12,372,431	—	12,372,431
Time Deposit	—	500,000	—	500,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	12,872,431	—	17,872,431
Total Investments	$180,370,199	$1,632,933,954	$—	$1,813,304,153

Collateral for Securities Loaned (Liability)	$—	$(17,872,431)	$—	$(17,872,431)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,813,304,153
Cash denominated in foreign currencies (c)	2,481,748
Receivable for:
Investments sold	665,572
Fund shares sold	20,888
Dividends and interest	6,982,498
Prepaid expenses	5,093

Total Assets	1,823,459,952
Liabilities
Collateral for securities loaned	17,872,431
Payables for:
Investments purchased	3,456,044
Fund shares redeemed	937,552
Foreign taxes	650,874
Accrued Expenses:
Management fees	901,084
Distribution and service fees	123,002
Deferred trustees’ fees	153,931
Other expenses	432,741

Total Liabilities	24,527,659

Net Assets	$1,798,932,293

Net Assets Consist of:
Paid in surplus	$1,367,893,800
Distributable earnings (Accumulated losses) (d)	431,038,493

Net Assets	$1,798,932,293

Net Assets
Class A	$1,211,080,664
Class B	580,037,265
Class E	7,814,364
Capital Shares Outstanding*
Class A	92,921,461
Class B	44,948,563
Class E	602,026
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.03
Class B	12.90
Class E	12.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,470,724,852.
(b)	Includes securities loaned at value of $17,133,382.
(c)	Identified cost of cash denominated in foreign currencies was $2,468,373.
(d)	Includes foreign capital gains tax of $648,807.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$51,064,911
Interest	144,710
Securities lending income	171,423

Total investment income	51,381,044
Expenses
Management fees	12,130,360
Administration fees	72,171
Custodian and accounting fees	384,802
Distribution and service fees—Class B	1,395,563
Distribution and service fees—Class E	10,923
Audit and tax services	54,478
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	118,287
Insurance	12,017
Miscellaneous	22,584

Total expenses	14,304,507
Less management fee waiver	(1,804,492)

Net expenses	12,500,015

Net Investment Income	38,881,029

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	62,360,245
Foreign currency transactions	(65,332)

Net realized gain	62,294,913

Net change in unrealized appreciation on:
Investments (c)	332,145,245
Foreign currency transactions	91,192

Net change in unrealized appreciation	332,236,437

Net realized and unrealized gain	394,531,350

Net Increase in Net Assets From Operations	$433,412,379

(a)	Net of foreign withholding taxes of $4,827,599.
(b)	Net of foreign capital gains tax of $104,157.
(c)	Includes change in foreign capital gains tax of $(612,261).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,881,029	$32,808,506
Net realized gain	62,294,913	103,397,290
Net change in unrealized appreciation (depreciation)	332,236,437	(393,269,487)

Increase (decrease) in net assets from operations	433,412,379	(257,063,691)

From Distributions to Shareholders
Class A	(72,561,162)	(27,161,967)
Class B	(33,379,767)	(11,992,074)
Class E	(436,752)	(166,734)

Total distributions	(106,377,681)	(39,320,775)

Decrease in net assets from capital share transactions	(125,186,168)	(121,713,731)

Total increase (decrease) in net assets	201,848,530	(418,098,197)

Net Assets
Beginning of period	1,597,083,763	2,015,181,960

End of period	$1,798,932,293	$1,597,083,763

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	659,797	$7,938,605	816,858	$10,042,965
Reinvestments	6,244,506	72,561,162	2,143,802	27,161,967
Redemptions	(13,617,551)	(164,836,991)	(8,381,817)	(107,094,423)

Net decrease	(6,713,248)	$(84,337,224)	(5,421,157)	$(69,889,491)

Class B
Sales	1,453,213	$17,056,202	2,594,020	$31,658,953
Reinvestments	2,895,036	33,379,767	954,783	11,992,074
Redemptions	(7,627,590)	(91,070,037)	(7,623,210)	(94,584,730)

Net decrease	(3,279,341)	$(40,634,068)	(4,074,407)	$(50,933,703)

Class E
Sales	16,006	$191,794	59,332	$738,073
Reinvestments	37,684	436,752	13,201	166,734
Redemptions	(70,458)	(843,422)	(144,690)	(1,795,344)

Net decrease	(16,768)	$(214,876)	(72,157)	$(890,537)

Decrease derived from capital shares transactions		$(125,186,168)		$(121,713,731)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.79	$12.79	$10.15	$10.46	$10.93

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.23	0.20	0.21 (b)	0.22
Net realized and unrealized gain (loss)	2.73	(1.95)	2.67	(0.29)	(0.35)

Total income (loss) from investment operations	3.01	(1.72)	2.87	(0.08)	(0.13)

Less Distributions
Distributions from net investment income	(0.20)	(0.28)	(0.23)	(0.23)	(0.34)
Distributions from net realized capital gains	(0.57)	0.00	0.00	0.00	0.00

Total distributions	(0.77)	(0.28)	(0.23)	(0.23)	(0.34)

Net Asset Value, End of Period	$13.03	$10.79	$12.79	$10.15	$10.46

Total Return (%) (c)	28.69	(13.81)	28.51	(0.67)	(1.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.74	0.74	0.76
Net ratio of expenses to average net assets (%) (d)	0.64	0.65	0.68	0.68	0.70
Ratio of net investment income to average net assets (%)	2.32	1.83	1.75	2.11 (b)	1.95
Portfolio turnover rate (%)	15	21	27	37	35
Net assets, end of period (in millions)	$1,211.1	$1,075.1	$1,343.7	$1,211.1	$1,241.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.69	$12.67	$10.06	$10.36	$10.83

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.20	0.17	0.19 (b)	0.19
Net realized and unrealized gain (loss)	2.69	(1.94)	2.64	(0.29)	(0.35)

Total income (loss) from investment operations	2.94	(1.74)	2.81	(0.10)	(0.16)

Less Distributions
Distributions from net investment income	(0.16)	(0.24)	(0.20)	(0.20)	(0.31)
Distributions from net realized capital gains	(0.57)	0.00	0.00	0.00	0.00

Total distributions	(0.73)	(0.24)	(0.20)	(0.20)	(0.31)

Net Asset Value, End of Period	$12.90	$10.69	$12.67	$10.06	$10.36

Total Return (%) (c)	28.31	(14.00)	28.15	(0.88)	(1.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.00	0.99	0.99	1.01
Net ratio of expenses to average net assets (%) (d)	0.89	0.90	0.93	0.93	0.95
Ratio of net investment income to average net assets (%)	2.07	1.59	1.49	1.88 (b)	1.70
Portfolio turnover rate (%)	15	21	27	37	35
Net assets, end of period (in millions)	$580.0	$515.4	$662.7	$600.3	$654.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.75	$12.74	$10.11	$10.41	$10.89

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.21	0.18	0.20 (b)	0.20
Net realized and unrealized gain (loss)	2.72	(1.94)	2.66	(0.29)	(0.36)

Total income (loss) from investment operations	2.98	(1.73)	2.84	(0.09)	(0.16)

Less Distributions
Distributions from net investment income	(0.18)	(0.26)	(0.21)	(0.21)	(0.32)
Distributions from net realized capital gains	(0.57)	0.00	0.00	0.00	0.00

Total distributions	(0.75)	(0.26)	(0.21)	(0.21)	(0.32)

Net Asset Value, End of Period	$12.98	$10.75	$12.74	$10.11	$10.41

Total Return (%) (c)	28.47	(13.91)	28.35	(0.76)	(1.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.90	0.89	0.89	0.91
Net ratio of expenses to average net assets (%) (d)	0.79	0.80	0.83	0.83	0.85
Ratio of net investment income to average net assets (%)	2.16	1.71	1.58	1.98 (b)	1.80
Portfolio turnover rate (%)	15	21	27	37	35
Net assets, end of period (in millions)	$7.8	$6.6	$8.8	$7.8	$8.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $14,269,856. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,372,431. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$255,329,064	$0	$445,460,499

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $117,497 in purchases and $1,219,079 in sales of investments, which are included above, and resulted in net realized gains of $445,924.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$12,130,360	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period April 30, 2018 through April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,479,174,154

Gross unrealized appreciation	397,422,291
Gross unrealized depreciation	(63,941,099)

Net unrealized appreciation (depreciation)	$333,481,192

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,337,276	$39,320,775	$80,040,405	$—	$106,377,681	$39,320,775

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$40,155,513	$57,472,747	$333,564,164	$—	$431,192,424

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-21

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-22

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Morgan Stanley Discovery Portfolio returned 40.47%, 40.13%, and 40.25%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.47%.

MARKET ENVIRONMENT / CONDITIONS

Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers’ resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve (the “Fed”) stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

Within the Russell Midcap Growth Index, Information Technology (“IT”), Real Estate, and Financials were the top-performing sectors for the year. Energy, Consumer Staples, and Communication Services were the bottom three performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The portfolio management team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the benchmark in this 12-month period primarily due to favorable stock selection. Sector allocations were a small detractor.

The IT sector drove most of the Portfolio’s outperformance relative to the benchmark, due to strong stock selection. Holdings in Coupa Software, Shopify (Canada), MongoDB and Okta were among the top contributors in the sector and across the whole Portfolio. Software-as-a-service providers, including Coupa and Okta, broadly benefited from solid execution and a generally strong demand environment, as enterprises continued to embark on digital transformation projects and employ cloud-based solutions to modernize their software and technology infrastructure, improve efficiency, enhance agility in responding to new business opportunities, and harness data to make more informed business decisions. Stock selection in the Health Care sector was beneficial, although a disadvantageous overweight allocation slightly dampened those gains. Health Care names Veeva Systems, DexCom, and Guardant Health contributed positively to performance.

The largest detractor was the Industrials sector, where both stock selection and an underweight allocation dampened relative performance. A position in Lyft was the main laggard within the sector. An overweight to the Communication Services sector was unfavorable, although our stock selection there was marginally helpful. Also detracting was our stock selection in Consumer Discretionary, primarily due to negative performance in ServiceMaster, Overstock, and Farfetch (U.K.). ServiceMaster shares declined sharply during the fourth quarter due to a reduced profit outlook, resulting from an elevated level of customer claims related to termite damage in one of its south eastern U.S. markets, as well as the subsequent impact of potentially losing some service contract renewals in this market. The position in ServiceMaster was eliminated during the fourth quarter in order to fund other investments we believed offered a superior risk/reward profile. Farfetch underperformed as management reduced its financial outlook during the third quarter, in part due to the company’s decision to reduce promotional activity on its platform.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in IT, Communication Services, and Health Care. The Portfolio had no exposure to the Real Estate, Materials, Energy, and Consumer Staples sectors.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
Morgan Stanley Discovery Portfolio
Class A	40.47	13.71	13.77	—
Class B	40.13	13.43	13.48	—
Class E	40.25	13.54	—	12.97
Russell Midcap Growth Index	35.47	11.61	14.24	—

1 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Spotify Technology S.A.	5.3
Shopify, Inc. - Class A	5.0
DexCom, Inc.	4.9
Twitter, Inc.	4.3
Trade Desk, Inc. (The) - Class A	4.2
Okta, Inc.	3.8
Coupa Software, Inc.	3.8
Slack Technologies, Inc. - Class A	3.6
Veeva Systems, Inc. - Class A	3.6
MongoDB, Inc.	3.5

Top Sectors

% of Net Assets
Information Technology	40.0
Communication Services	20.4
Health Care	19.8
Consumer Discretionary	12.6
Industrials	3.5
Financials	1.1

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.65%	$1,000.00	$977.60	$3.24
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$976.60	$4.48
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E (a)	Actual	0.80%	$1,000.00	$977.20	$3.99
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Biotechnology—3.4%
Alnylam Pharmaceuticals, Inc. (a) (b)	75,023	$8,640,399
Covetrus, Inc. (a)	746,751	9,857,113
Exact Sciences Corp. (a) (b)	219,616	20,310,088
Moderna, Inc. (a)	240,832	4,710,674

		43,518,274

Capital Markets—1.1%
XP, Inc. - Class A (a) (b)	356,199	13,720,785

Entertainment—8.6%
Roku, Inc. (a) (b)	310,349	41,555,731
Spotify Technology S.A. (a)	452,880	67,728,204

		109,283,935

Health Care Equipment & Supplies—6.8%
DexCom, Inc. (a)	284,352	62,199,157
Penumbra, Inc. (a) (b)	146,694	24,097,423

		86,296,580

Health Care Providers & Services—4.1%
Agilon Health, Inc. (a) (c) (d) (e)	12,946	5,818,709
Guardant Health, Inc. (a) (b)	280,856	21,946,088
HealthEquity, Inc. (a) (b)	331,229	24,534,132

		52,298,929

Health Care Technology—3.5%
Veeva Systems, Inc. - Class A (a)	321,673	45,246,524

Interactive Media & Services—11.8%
Match Group, Inc. (a) (b)	234,377	19,244,696
Pinterest, Inc. - Class A (a) (b)	1,069,121	19,928,415
Snap, Inc. - Class A (a) (b)	1,275,695	20,832,099
Twitter, Inc. (a)	1,687,575	54,086,779
Zillow Group, Inc. - Class C (a) (b)	784,112	36,022,105

		150,114,094

Internet & Direct Marketing Retail—8.1%
Chewy, Inc. - Class A (a) (b)	1,144,008	33,176,232
Farfetch, Ltd. - Class A (a) (b)	1,146,248	11,863,667
MercadoLibre, Inc. (a)	56,094	32,082,402
Overstock.com, Inc. (a) (b)	631,937	4,455,156
Wayfair, Inc. - Class A (a) (b)	233,753	21,124,259

		102,701,716

IT Services—19.7%
Adyen NV (a)	27,893	22,951,840
MongoDB, Inc. (a) (b)	340,834	44,857,163
Okta, Inc. (a) (b)	418,178	48,245,196
Shopify, Inc. - Class A (a)	159,299	63,334,096
Square, Inc. - Class A (a)	511,353	31,990,243
Twilio, Inc. - Class A (a) (b)	393,671	38,689,986

		250,068,524

Leisure Products—2.2%
Peloton Interactive, Inc. - Class A (a) (b)	971,752	27,597,757

Life Sciences Tools & Services—1.9%
10X Genomics, Inc. - Class A (a)	314,975	24,016,844

Road & Rail—3.5%
Lyft, Inc. - Class A (a) (b)	1,042,111	44,831,615

Software—18.0%
Alteryx, Inc. - Class A (a) (b)	190,893	19,102,663
Anaplan, Inc. (a) (b)	359,335	18,829,154
Coupa Software, Inc. (a) (b)	327,453	47,890,001
Datadog, Inc. - Class A (a) (b)	319,949	12,087,673
Guidewire Software, Inc. (a)	114,210	12,536,832
Slack Technologies, Inc. - Class A (a) (b)	2,056,515	46,230,457
Trade Desk, Inc. (The) - Class A (a) (b)	205,577	53,404,793
Zoom Video Communications, Inc. - Class A (a) (b)	275,814	18,766,385

		228,847,958

Specialty Retail—2.3%
Carvana Co. (a) (b)	316,562	29,139,532

Total Common Stocks (Cost $1,040,580,046)		1,207,683,067

Convertible Preferred Stock—2.0%

Internet & Direct Marketing Retail—2.0%
Airbnb, Inc. - Series D (a)(c)(d)(e) (Cost $7,659,587)	188,136	24,715,426

Preferred Stocks—0.4%

Software—0.4%
Palantir Technologies, Inc. - Series G (a) (c) (d) (e)	541,563	3,384,769
Palantir Technologies, Inc. - Series H (a) (c) (d) (e)	174,289	1,089,306
Palantir Technologies, Inc. - Series H-1 (a) (c) (d) (e)	174,289	1,089,306

Total Preferred Stocks (Cost $2,880,692)		5,563,381

Escrow Shares—0.0%

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable (a) (c) (d) (e) (Cost $0)	60,812	296,155

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

Short-Term Investment—3.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $40,396,171; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $41,202,922.	40,394,825	$40,394,825

Total Short-Term Investments (Cost $40,394,825)		40,394,825

Securities Lending Reinvestments (f)—25.3%

Certificates of Deposit—14.3%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China 2.250%, 01/24/20	4,000,000	4,000,004
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (g)	7,000,000	6,998,971
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (g)	3,000,000	2,999,865
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	5,000,000	4,999,985
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (g)	3,000,000	2,999,733
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (g)	8,000,000	7,999,520
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (g)	2,000,000	2,001,064
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (g)	10,000,000	10,012,040
China Construction Bank Corp.
2.300%, 01/21/20	1,000,000	1,000,164
2.350%, 01/02/20	5,000,000	5,000,115
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (g)	5,000,000	5,000,150
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (g)	5,000,000	5,000,280
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (g)	2,000,000	1,999,994
Credit Industriel et Commercial
Zero Coupon, 05/07/20	6,933,054	6,952,960
1.864%, 1M LIBOR + 0.160%, 03/05/20 (g)	4,000,000	3,999,816
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (g)	2,000,000	1,999,994
Credit Suisse AG
2.007%, 3M LIBOR + 0.120%, 03/06/20 (g)	6,051,281	6,050,077
2.020%, SOFR + 0.480%, 10/06/20 (g)	7,000,000	7,004,858
DNB Bank ASA 2.020%, 03/10/20	2,000,000	2,000,184
DZ Bank AG Zero Coupon, 01/21/20	6,962,701	6,992,930
Norinchukin Bank, New York 2.200%, 01/16/20	2,018,468	2,000,410
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (g)	4,000,000	3,997,900
1.830%, SOFR + 0.290%, 07/16/20 (g)	5,000,000	4,998,625
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (g)	3,000,000	2,998,863

Certificates of Deposit—(Continued)
Societe Generale
2.000%, FEDEFF PRV + 0.450%, 08/14/20 (g)	3,000,000	2,999,988
2.044%, 1M LIBOR + 0.280%, 06/19/20 (g)	3,000,000	3,000,708
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (g)	10,000,000	9,999,970
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (g)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (g)	5,000,000	5,000,220
Sumitomo Mitsui Trust Bank, Ltd.
1.955%, 1M LIBOR + 0.170%, 01/21/20 (g)	4,000,000	4,000,076
1.970%, 04/17/20	3,000,000	3,000,198
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	3,956,257	3,990,320
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (g)	3,000,000	2,999,841
2.005%, 1M LIBOR + 0.220%, 07/22/20 (g)	4,000,000	4,000,504
2.016%, 3M LIBOR + 0.110%, 12/03/20 (g)	5,000,000	4,998,100
Toronto-Dominion Bank
1.874%, 1M LIBOR + 0.180%, 06/03/20 (g)	5,000,000	5,000,263
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (g)	2,000,000	1,999,172
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (g)	10,000,000	10,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (g)	8,000,000	7,999,979

		181,998,077

Commercial Paper—3.0%
Bank of China, Ltd. 2.280%, 03/09/20	2,982,900	2,988,051
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Landesbank Baden-Württemberg 1.950%, 01/02/20	4,997,563	4,999,535
Mont Blanc Capital, Corp. 2.020%, 03/19/20	3,979,127	3,982,800
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (g)	2,000,000	2,000,184
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (g)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (g)	4,000,000	4,000,228
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (g)	8,000,000	8,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (g)	4,999,615	4,998,925

		37,967,803

Mutual Funds—1.8%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (h)	8,000,000	8,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (h)	15,000,000	15,000,000

		23,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—6.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,512,714; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	$2,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $13,071,428; collateralized by various Common Stock with an aggregate market value of $14,301,711	13,000,000	13,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $4,007,350; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,003,675; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $2,040,637.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,100,198; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $2,142,001.	2,100,000	2,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,900,290; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,938,015.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $900,138; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $918,001.	900,000	900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,600,856; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $5,712,019.	5,600,000	5,600,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $662,059; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $675,243.	662,003	662,003

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,000,472; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $5,551,113.	5,000,000	$5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $2,000,190; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $2,177,778.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,200,207; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,429,621.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $17,705,920; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $19,547,404.	17,700,000	17,700,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $18,006,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $19,878,716.	18,000,000	18,000,000

		77,562,003

Time Deposit—0.1%
Shinkin Central Bank 2.430%, 01/06/20	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $321,515,878)		321,527,883

Total Purchased Options—0.0% (i) (Cost $3,768,159)		459,729

Total Investments—125.9% (Cost $1,416,799,187)		1,600,640,466
Other assets and liabilities (net)—(25.9)%		(329,667,323)

Net Assets—100.0%		$1,270,973,143

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $383,121,332 and the collateral received consisted of cash in the amount of $321,431,212 and non-cash collateral with a value of $68,204,864. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $36,393,671, which is 2.9% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 2.9% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(i)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Agilon Health, Inc.	11/07/18	12,946	$4,895,659	$5,818,709
Airbnb, Inc. - Series D	04/16/14	188,136	7,659,587	24,715,426
Flipkart Escrow Receivable	08/20/18	60,812	—	296,155
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	3,384,769
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,755	1,089,306
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,089,306

				$36,393,671

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized (Depreciation)
USD Call/CNH Put	CNH	7.847	NWM	06/16/20	272,016,650	USD	272,016,650	$1,403,606	$178,171	$(1,225,435)
USD Call/CNH Put	CNH	7.580	BNP	01/17/20	212,856,455	USD	212,856,455	1,089,641	213	(1,089,428)
USD Call/CNH Put	CNH	8.093	NWM	09/21/20	236,226,164	USD	236,226,164	1,274,912	281,345	(993,567)

Totals								$3,768,159	$459,729	$(3,308,430)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(NWM)—	Natwest Markets plc

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$33,661,161	$9,857,113	$—	$43,518,274
Capital Markets	13,720,785	—	—	13,720,785
Entertainment	109,283,935	—	—	109,283,935
Health Care Equipment & Supplies	86,296,580	—	—	86,296,580
Health Care Providers & Services	46,480,220	—	5,818,709	52,298,929
Health Care Technology	45,246,524	—	—	45,246,524
Interactive Media & Services	150,114,094	—	—	150,114,094
Internet & Direct Marketing Retail	102,701,716	—	—	102,701,716
IT Services	227,116,684	22,951,840	—	250,068,524
Leisure Products	27,597,757	—	—	27,597,757
Life Sciences Tools & Services	24,016,844	—	—	24,016,844
Road & Rail	44,831,615	—	—	44,831,615
Software	228,847,958	—	—	228,847,958
Specialty Retail	29,139,532	—	—	29,139,532
Total Common Stocks	1,169,055,405	32,808,953	5,818,709	1,207,683,067
Total Convertible Preferred Stock*	—	—	24,715,426	24,715,426
Total Preferred Stocks*	—	—	5,563,381	5,563,381
Total Escrow Shares*	—	—	296,155	296,155
Total Short-Term Investment*	—	40,394,825	—	40,394,825
Total Purchased Options*	—	459,729	—	459,729
Securities Lending Reinvestments
Certificates of Deposit	—	181,998,077	—	181,998,077
Commercial Paper	—	37,967,803	—	37,967,803
Mutual Funds	23,000,000	—	—	23,000,000
Repurchase Agreements	—	77,562,003	—	77,562,003
Time Deposit	—	1,000,000	—	1,000,000
Total Securities Lending Reinvestments	23,000,000	298,527,883	—	321,527,883
Total Investments	$1,192,055,405	$372,191,390	$36,393,671	$1,600,640,466

Collateral for Securities Loaned (Liability)	$—	$(321,431,212)	$—	$(321,431,212)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2019

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2018	Change in Unrealized Appreciation	Balance as of December 31, 2019	Change in Unrealized Appreciation from Investments Still Held at December 31, 2019
Common Stocks
Health Care Providers & Services	$4,903,427	$915,282	$5,818,709	$915,282
Convertible Preferred Stocks
Internet & Direct Marketing Retail	22,717,422	1,998,004	24,715,426	1,998,004
Preferred Stocks
Software	3,720,789	1,842,592	5,563,381	1,842,592
Escrow Shares
Internet & Direct Marketing Retail	155,679	140,476	296,155	140,476

Total	$31,497,317	$4,896,354	$36,393,671	$4,896,354

	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Health Care Providers & Services	$5,818,709	Market Transaction Method	Precedent Transaction	$449.46	$449.46	$449.46	Increase
Convertible Preferred Stocks
Internet & Direct Marketing Retail	24,715,426	Discounted Cash Flow	Weighted Average Cost of Capital	12.50%	14.50%	13.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	6.9x	6.9x	6.9x	Increase
			Discount for Lack of Marketability	8.50%	8.50%	8.50%	Decrease
Preferred Stocks
Software	5,563,381	Discounted Cash Flow	Weighted Average Cost of Capital	15.00%	17.00%	16.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	12.5x	12.5x	12.5x	Increase
			Discount for Lack of Marketability	16.00%	16.00%	16.00%	Decrease
		Guideline Transactions	Enterprise Value/Revenue	15.0x	15.0x	15.0x	Increase
Escrow Shares
Internet & Direct Marketing Retail	296,155	Merger & Acquisition Transaction	Sale/Merger Scenario	$5.13	$5.13	$5.13	Increase
			Discount for Lack of Marketability	5.00%	5.00%	5.00%	Decrease

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,600,640,466
Cash denominated in foreign currencies (c)	1,003
Receivable for:
Investments sold	9,942,014
Fund shares sold	55,293
Interest	673
Prepaid expenses	3,978

Total Assets	1,610,643,427
Liabilities
Cash collateral for purchased options	520,000
Collateral for securities loaned	321,431,212
Payables for:
Investments purchased	15,846,378
Fund shares redeemed	616,413
Accrued Expenses:
Management fees	667,659
Distribution and service fees	94,132
Deferred trustees’ fees	157,416
Other expenses	337,074

Total Liabilities	339,670,284

Net Assets	$1,270,973,143

Net Assets Consist of:
Paid in surplus	$823,496,648
Distributable earnings (Accumulated losses)	447,476,495

Net Assets	$1,270,973,143

Net Assets
Class A	$820,847,655
Class B	433,268,629
Class E	16,856,859
Capital Shares Outstanding*
Class A	37,529,330
Class B	21,156,316
Class E	803,165
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.87
Class B	20.48
Class E	20.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,416,799,187.
(b)	Includes securities loaned at value of $383,121,332.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$1,198,670
Interest	365,807
Securities lending income	5,053,311

Total investment income	6,617,788
Expenses
Management fees	8,176,961
Administration fees	57,060
Custodian and accounting fees	78,101
Distribution and service fees—Class B	1,102,528
Distribution and service fees—Class E	25,854
Audit and tax services	49,641
Legal	42,462
Trustees’ fees and expenses	60,868
Shareholder reporting	164,871
Insurance	8,559
Miscellaneous	17,044

Total expenses	9,783,949
Less management fee waiver	(311,157)

Net expenses	9,472,792

Net Investment Loss	(2,855,004)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	272,458,547
Purchased options	(3,563,840)
Foreign currency transactions	31,921

Net realized gain	268,926,628

Net change in unrealized appreciation (depreciation) on:
Investments	143,048,483
Purchased options	(390,151)
Foreign currency transactions	29

Net change in unrealized appreciation	142,658,361

Net realized and unrealized gain	411,584,989

Net Increase in Net Assets From Operations	$408,729,985

(a)	Net of foreign withholding taxes of $82,300.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,855,004)	$(3,165,848)
Net realized gain	268,926,628	232,208,440
Net change in unrealized appreciation (depreciation)	142,658,361	(104,022,468)

Increase in net assets from operations	408,729,985	125,020,124

From Distributions to Shareholders
Class A	(145,065,818)	(130,850,324)
Class B	(83,037,569)	(79,137,048)
Class E	(3,183,993)	(2,819,996)

Total distributions	(231,287,380)	(212,807,368)

Increase in net assets from capital share transactions	61,010,780	15,393,258

Total increase (decrease) in net assets	238,453,385	(72,393,986)

Net Assets
Beginning of period	1,032,519,758	1,104,913,744

End of period	$1,270,973,143	$1,032,519,758

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,190,554	$25,845,169	1,181,495	$25,287,013
Reinvestments	6,345,836	145,065,818	6,137,445	130,850,324
Redemptions	(5,019,879)	(113,700,417)	(6,654,289)	(146,167,249)

Net increase	2,516,511	$57,210,570	664,651	$9,970,088

Class B
Sales	1,662,476	$34,229,835	1,554,000	$31,127,782
Reinvestments	3,874,828	83,037,569	3,906,073	79,137,048
Redemptions	(5,294,701)	(114,171,353)	(5,120,479)	(106,338,788)

Net increase	242,603	$3,096,051	339,594	$3,926,042

Class E
Sales	63,581	$1,373,279	141,018	$2,982,196
Reinvestments	145,057	3,183,993	136,562	2,819,996
Redemptions	(178,212)	(3,853,113)	(207,199)	(4,305,064)

Net increase	30,426	$704,159	70,381	$1,497,128

Increase derived from capital shares transactions		$61,010,780		$15,393,258

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.57	$20.17	$14.43	$15.72	$16.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.04)	0.00 (b)	0.06 (c)	(0.04)
Net realized and unrealized gain (loss)	7.74	2.69	5.80	(1.35)	(0.75)

Total income (loss) from investment operations	7.71	2.65	5.80	(1.29)	(0.79)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.06)	0.00	0.00
Distributions from net realized capital gains	(4.41)	(4.25)	0.00	0.00	0.00

Total distributions	(4.41)	(4.25)	(0.06)	0.00	0.00

Net Asset Value, End of Period	$21.87	$18.57	$20.17	$14.43	$15.72

Total Return (%) (e)	40.47 (d)	10.41	40.36	(8.27)	(4.78)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.68	0.69	0.70	0.68
Net ratio of expenses to average net assets (%) (f)	0.66	0.66	0.67	0.69	0.67
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(0.18)	0.02	0.40 (c)	(0.25)
Portfolio turnover rate (%)	97	87	64	42	23
Net assets, end of period (in millions)	$820.8	$650.2	$692.9	$547.4	$629.9

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.62	$19.35	$13.85	$15.13	$15.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.09)	(0.04)	0.02 (c)	(0.08)
Net realized and unrealized gain (loss)	7.35	2.61	5.57	(1.30)	(0.72)

Total income (loss) from investment operations	7.27	2.52	5.53	(1.28)	(0.80)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(4.41)	(4.25)	0.00	0.00	0.00

Total distributions	(4.41)	(4.25)	(0.03)	0.00	0.00

Net Asset Value, End of Period	$20.48	$17.62	$19.35	$13.85	$15.13

Total Return (%) (e)	40.13 (d)	10.15	39.91	(8.46)	(5.02)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.94	0.95	0.93
Net ratio of expenses to average net assets (%) (f)	0.91	0.91	0.92	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.39)	(0.43)	(0.23)	0.15 (c)	(0.49)
Portfolio turnover rate (%)	97	87	64	42	23
Net assets, end of period (in millions)	$433.3	$368.5	$398.2	$325.1	$364.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.97	$19.65	$14.06	$15.34	$16.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.07)	(0.02)	0.04 (c)	(0.06)
Net realized and unrealized gain (loss)	7.49	2.64	5.65	(1.32)	(0.74)

Total income (loss) from investment operations	7.43	2.57	5.63	(1.28)	(0.80)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.04)	0.00	0.00
Distributions from net realized capital gains	(4.41)	(4.25)	0.00	0.00	0.00

Total distributions	(4.41)	(4.25)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$20.99	$17.97	$19.65	$14.06	$15.34

Total Return (%) (e)	40.25 (d)	10.26	40.07	(8.34)	(4.96)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.84	0.85	0.83
Net ratio of expenses to average net assets (%) (f)	0.81	0.81	0.82	0.84	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.33)	(0.13)	0.25 (c)	(0.39)
Portfolio turnover rate (%)	97	87	64	42	23
Net assets, end of period (in millions)	$16.9	$13.9	$13.8	$11.0	$13.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05% for the year ended December 31, 2019, respectively.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $40,394,825. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $77,562,003. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$459,729

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$213	$—	$(213)	$—
Natwest Markets plc	459,516	—	(459,516)	—

	$459,729	$—	$(459,729)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(3,563,840)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(390,151)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$727,409,085

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,194,235,173	$0	$1,386,175,535

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Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$8,176,961	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million
0.050%	Over $	850 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,417,577,720

Gross unrealized appreciation	280,158,509
Gross unrealized depreciation	(97,095,763)

Net unrealized appreciation (depreciation)	$183,062,746

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$25,196,991	$9,117,453	$206,090,389	$203,689,915	$231,287,380	$212,807,368

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$101,946,312	$162,624,831	$183,062,768	$—	$447,633,911

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Discovery Portfolio (formerly known as Morgan Stanley Mid Cap Growth Portfolio), one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Discovery Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Morgan Stanley Discovery Portfolio (formerly, Morgan Stanley Mid Cap Growth Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one- year period ended October 31, 2019 and outperformed its benchmark for the three-year and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 21.99%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Global equities finished 2019 on a strong note as the MSCI All Country World Index gained 26.6% for the twelve-month period. Returns were robust across the different regions, with the U.S. leading the way. The impending “phase one” trade agreement between the U.S. and China, an accommodative U.S. Federal Reserve and improving global economic conditions helped drive equity indices toward new all-time highs. Within the U.S., large capitalization stocks outperformed small caps as the S&P 500 Index gained 31.5% compared to 25.5% for the Russell 2000 Index. Across the Atlantic, risks of a no-deal Brexit (U.K.’s withdrawal from the European Union) became subdued after the European Union extended the deadline until the end of January. The MSCI World ex-U.S. Index (Hedged) rose by 24.4%. Political uncertainties paired with economic concerns in Latin America caused the emerging markets to be the laggard for the year, although the MSCI Emerging Markets Index still posted an annual gain of 18.4%.

Bonds ended the year in positive territory despite a price decline in the fourth quarter of 2019 as the demand for more risky assets accelerated. The U.S. yield curve notably steepened (long-term interest rates became higher than short-term rates, signaling the potential strengthening of economic growth) at the end of December as the spread between the 10-year and 2-year Treasury notes reached its widest point of 2019. The yield on the benchmark 10-year Treasury note ultimately declined by 77 basis points for the year to close out 2019 at 1.92%. Other developed market government debt bond yields took their cues from the U.S. as the bellwether German bund yield fell 40 basis points to end the year at -0.19%. U.S. investment grade credit proved to be one bright spot for the bond market during the entire year, as investors abroad flocked to the asset class in search of yield. The FTSE U.S. Treasury Index gained 6.8%, well ahead of the FTSE World Government Bond ex-U.S. (Hedged) Index, which climbed 5.4%. Demand for investment grade credit persisted making the Bloomberg Barclays U.S. Credit Index the leader with double digit returns as the index gained 13.8%.

Commodities also ended 2019 strongly as prices rallied again in the fourth quarter of 2019. The more heavily energy-weighted S&P Goldman Sachs Commodity Index gained 15.2% for the year, while the more balanced Bloomberg Commodity Index added 5.4%. The Energy sector led the way with, significant annual gains for crude oil as well as for gasoline more specifically. The U.S.-China phase one trade agreement and production cuts by the Organization of the Petroleum Exporting Countries (OPEC) were favorable for oil prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora Asset Management, Inc. seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a strategic (neutral) risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

From a relative return perspective, the Portfolio’s structural underweight to equities and overweight to fixed income and commodities hurt versus a 60% equity and 40% fixed income benchmark.

On an absolute return basis, each of the three main asset classes used in the Portfolio contributed to positive, absolute performance for the twelve-month period. Equities were the top contributing asset class followed by nominal fixed income and then inflation protected assets. Each sub-asset class within equities contributed to positive performance during the year. Global equities largely benefitted from expectations of further central bank monetary easing, decreased geopolitical risks (e.g. a no-deal Brexit) and hopes that a phase one trade deal between the U.S. and China would be achieved. Within nominal fixed income, the Portfolio also received broad, positive contribution to return with U.S. and international government debt adding the most value, followed by investment grade credit, which contributed to a lesser extent. Despite the increase in yields and decline in prices in the fourth quarter of 2019, the demand for nominal fixed income through the first three quarters of the year helped propel bond indices to have one of their best years of the decade. Finally, the Portfolio received positive contribution to return from both commodities and inflation linked bonds (“ILBs”) within inflation protected assets. Commodities notably bookended 2019 with strong rallies to begin and end the year and the decline in longer-term yields over the course of the year was favorable for ILBs.

On average during the period, the Portfolio maintained an overweight position in equities, a slight underweight position to nominal fixed income and an underweight position to inflation protected investments relative to the Portfolio’s strategic (neutral) risk targets. For the twelve-month period, this active positioning contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures (“futures”) within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

By the end of the period, the Portfolio had increased its overweight position to equities, transitioned to an underweight position to nominal fixed income and to an overweight position to inflation protected assets relative to the strategic risk targets.

At period end, within equities, the Portfolio was overweight U.S. large and small cap as well as non-U.S. developed and emerging markets. Within nominal fixed income, the Portfolio was overweight investment grade credit and underweight U.S. government debt and international government debt. Within inflation protected investments, the Portfolio was overweight commodities and underweight inflation-linked bonds.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	21.99	5.92	6.13
Dow Jones Moderate Index	18.60	4.20	6.59

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	134.9
Global Developed Equities	49.5
Commodities - Production Weighted	15.7
Global Inflation-Linked Bonds	10.8
Global Emerging Equities	8.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B	Actual	1.09%	$1,000.00	$1,037.10	$5.60
	Hypothetical*	1.09%	$1,000.00	$1,019.71	$5.55

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—16.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
Arconic, Inc.	741	$22,801
Boeing Co. (The)	71	23,129
Bombardier, Inc. - Class B (a)	5,055	7,513
Elbit Systems, Ltd.	591	92,028
General Dynamics Corp.	86	15,166
Huntington Ingalls Industries, Inc.	66	16,558
L3Harris Technologies, Inc.	120	23,744
Leonardo S.p.A.	2,639	30,927
Lockheed Martin Corp.	59	22,973
Northrop Grumman Corp.	68	23,390
Raytheon Co.	84	18,458
Safran S.A.	175	27,128
Thales S.A.	94	9,780
TransDigm Group, Inc.	24	13,440
United Technologies Corp.	219	32,797

		379,832

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	211	16,500
Deutsche Post AG	1,006	38,409
DSV Panalpina A/S	67	7,756
Expeditors International of Washington, Inc.	329	25,668
FedEx Corp.	94	14,214
Yamato Holdings Co., Ltd.	900	15,391

		117,938

Airlines—0.1%
Alaska Air Group, Inc.	228	15,447
American Airlines Group, Inc.	353	10,124
Delta Air Lines, Inc.	247	14,445
Singapore Airlines, Ltd.	7,600	51,132
Southwest Airlines Co.	310	16,734
United Airlines Holdings, Inc. (a)	260	22,903

		130,785

Auto Components—0.0%
Aptiv plc	206	19,564
BorgWarner, Inc.	411	17,829
Goodyear Tire & Rubber Co. (The)	673	10,468
Nokian Renkaat Oyj	1,636	47,155
Pirelli & C S.p.A.	2,736	15,771

		110,787

Automobiles—0.1%
Daimler AG	504	27,943
Ferrari NV	122	20,236
Fiat Chrysler Automobiles NV	1,935	28,658
Ford Motor Co.	1,063	9,886
General Motors Co.	445	16,287
Harley-Davidson, Inc.	557	20,715
Honda Motor Co., Ltd.	900	25,386
Suzuki Motor Corp.	200	8,377

		157,488

Banks—0.5%
ABN AMRO Bank NV	1,431	$26,137
AIB Group plc	19,284	67,538
Australia & New Zealand Banking Group, Ltd.	1,521	26,351
Banco Bilbao Vizcaya Argentaria S.A.	3,372	19,003
Banco de Sabadell S.A.	18,068	21,164
Bank Hapoalim B.M.	5,648	46,917
Bank Leumi Le-Israel B.M.	5,327	38,822
Bank of America Corp.	695	24,478
Bank of East Asia, Ltd. (The)	2,800	6,256
Bank of Ireland Group plc	8,019	44,220
Bank of Montreal	390	30,226
Bank of Nova Scotia (The)	409	23,103
Bankinter S.A.	3,025	22,241
BOC Hong Kong Holdings, Ltd.	6,000	20,894
Canadian Imperial Bank of Commerce	295	24,549
Comerica, Inc.	216	15,498
Commonwealth Bank of Australia	486	27,322
Danske Bank A/S	6,068	98,134
DBS Group Holdings, Ltd.	1,200	23,130
DNB ASA	2,129	39,897
Erste Group Bank AG (a)	1,047	39,380
Fifth Third Bancorp	693	21,303
Fukuoka Financial Group, Inc.	400	7,635
Hang Seng Bank, Ltd.	1,000	20,694
Huntington Bancshares, Inc.	1,176	17,734
ING Groep NV	3,024	36,343
Intesa Sanpaolo S.p.A.	7,154	18,859
Israel Discount Bank, Ltd. - Class A	1,713	7,950
Japan Post Bank Co., Ltd.	2,200	21,085
KBC Group NV	629	47,430
KeyCorp	1,042	21,090
Mitsubishi UFJ Financial Group, Inc.	3,700	19,997
Mizrahi Tefahot Bank, Ltd.	747	19,921
Mizuho Financial Group, Inc.	19,500	29,990
People’s United Financial, Inc.	1,114	18,827
Raiffeisen Bank International AG	1,505	37,753
Regions Financial Corp.	1,152	19,768
Royal Bank of Canada	373	29,514
Skandinaviska Enskilda Banken AB - Class A	1,595	15,004
Sumitomo Mitsui Financial Group, Inc.	500	18,406
SVB Financial Group (a)	28	7,029
Toronto-Dominion Bank (The)	524	29,389
Truist Financial Corp.	668	37,622
U.S. Bancorp	317	18,795
Zions Bancorp N.A.	255	13,240

		1,220,638

Beverages—0.3%
Anheuser-Busch InBev S.A.	683	56,007
Brown-Forman Corp. - Class B	771	52,120
Carlsberg A/S - Class B	474	70,709
Coca-Cola Amatil, Ltd.	9,344	72,655
Coca-Cola Co. (The)	744	41,181
Coca-Cola European Partners plc	632	32,156
Constellation Brands, Inc. - Class A	184	34,914
Davide Campari-Milano S.p.A.	6,720	61,371

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Diageo plc	846	$35,650
Heineken Holding NV	215	20,876
Heineken NV	359	38,295
Kirin Holdings Co., Ltd.	1,400	30,535
Molson Coors Brewing Co. - Class B	739	39,832
Monster Beverage Corp. (a)	704	44,739
PepsiCo, Inc.	297	40,591
Pernod-Ricard S.A.	215	38,486
Remy Cointreau S.A.	276	33,945
Suntory Beverage & Food, Ltd.	600	25,091
Treasury Wine Estates, Ltd.	3,729	42,614

		811,767

Biotechnology—0.2%
AbbVie, Inc.	212	18,770
Alexion Pharmaceuticals, Inc. (a)	119	12,870
Amgen, Inc.	95	22,902
BeiGene, Ltd. (ADR) (a)	379	62,823
Biogen, Inc. (a)	61	18,100
CSL, Ltd.	380	73,747
Genmab A/S (a)	404	89,923
Gilead Sciences, Inc.	214	13,906
Grifols S.A.	3,066	108,255
Incyte Corp. (a)	154	13,447
Regeneron Pharmaceuticals, Inc. (a)	31	11,640
Vertex Pharmaceuticals, Inc. (a)	89	19,487

		465,870

Building Products—0.1%
A.O. Smith Corp.	243	11,576
Allegion plc	164	20,424
Assa Abloy AB - Class B	828	19,349
Fortune Brands Home & Security, Inc.	362	23,653
Johnson Controls International plc	346	14,086
Kingspan Group plc	1,705	105,009
Masco Corp.	257	12,333

		206,430

Capital Markets—0.1%
Affiliated Managers Group, Inc.	109	9,237
Ameriprise Financial, Inc.	105	17,491
Bank of New York Mellon Corp. (The)	286	14,394
Cboe Global Markets, Inc.	158	18,960
CME Group, Inc.	120	24,086
Credit Suisse Group AG (a)	573	7,776
Daiwa Securities Group, Inc.	3,000	15,219
Deutsche Boerse AG	185	29,095
E*Trade Financial Corp.	295	13,384
Franklin Resources, Inc.	558	14,497
Intercontinental Exchange, Inc.	225	20,824
Invesco, Ltd.	1,040	18,699
Moody’s Corp.	68	16,144
Northern Trust Corp.	175	18,592
Raymond James Financial, Inc.	184	16,461
S&P Global, Inc.	82	22,390

Capital Markets—(Continued)
State Street Corp.	189	14,950
T. Rowe Price Group, Inc.	162	19,738
UBS Group AG (a)	1,516	19,133

		331,070

Chemicals—0.8%
Air Liquide S.A.	291	41,359
Air Products & Chemicals, Inc.	274	64,387
Air Water, Inc.	1,400	20,642
Akzo Nobel NV	892	90,947
Albemarle Corp.	430	31,407
Arkema S.A.	448	47,786
Celanese Corp.	185	22,777
CF Industries Holdings, Inc.	1,024	48,886
Chr Hansen Holding A/S	1,302	103,431
Clariant AG (a)	1,604	35,893
Corteva, Inc. (a)	1,008	29,796
Croda International plc	383	26,013
Dow, Inc. (a)	741	40,555
DuPont de Nemours, Inc.	370	23,754
Eastman Chemical Co.	434	34,399
Ecolab, Inc.	287	55,388
EMS-Chemie Holding AG	63	41,460
FMC Corp.	454	45,318
Givaudan S.A.	11	34,427
International Flavors & Fragrances, Inc.	253	32,639
Israel Chemicals, Ltd.	19,774	93,294
Johnson Matthey plc	683	27,176
JSR Corp.	1,400	25,588
Kaneka Corp.	200	6,395
Koninklijke DSM NV	596	77,800
Kuraray Co., Ltd.	1,200	14,716
Linde plc	274	58,335
Livent Corp. (a)	424	3,625
LyondellBasell Industries NV - Class A	401	37,886
Mitsubishi Gas Chemical Co., Inc.	800	12,157
Mosaic Co. (The)	1,543	33,390
Novozymes A/S - B Shares	1,753	85,827
Nutrien, Ltd.	368	17,618
PPG Industries, Inc.	292	38,979
Sherwin-Williams Co. (The)	95	55,436
Showa Denko KK	300	7,902
Sika AG	250	47,080
Solvay S.A.	499	58,028
Sumitomo Chemical Co., Ltd.	5,100	23,114
Symrise AG	171	17,990
Teijin, Ltd.	1,000	18,659
Toray Industries, Inc.	4,200	28,695
Umicore S.A.	1,422	69,326
Yara International ASA	1,023	42,627

		1,772,907

Commercial Services & Supplies—0.1%
Brambles, Ltd.	4,765	39,276
Cintas Corp.	142	38,209

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
ISS A/S	1,043	$25,046
Republic Services, Inc.	273	24,469
Waste Management, Inc.	249	28,376

		155,376

Communications Equipment—0.1%
Cisco Systems, Inc.	486	23,309
F5 Networks, Inc. (a)	147	20,529
Juniper Networks, Inc.	721	17,758
Motorola Solutions, Inc.	125	20,142
Nokia Oyj	22,138	82,128
Telefonaktiebolaget LM Ericsson - B Shares	9,383	82,217

		246,083

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A.	462	18,520
Ferrovial S.A.	334	10,133
Fluor Corp.	307	5,796
Jacobs Engineering Group, Inc.	214	19,224
Quanta Services, Inc.	327	13,312
SNC-Lavalin Group, Inc.	718	16,560

		83,545

Construction Materials—0.1%
CRH plc (a)	1,687	67,669
Fletcher Building, Ltd.	23,801	81,664
HeidelbergCement AG	380	27,698
Imerys S.A.	163	6,908
LafargeHolcim, Ltd. (a)	321	17,800
Martin Marietta Materials, Inc.	171	47,818
Vulcan Materials Co.	350	50,397

		299,954

Consumer Finance—0.0%
Capital One Financial Corp.	134	13,790
Synchrony Financial	391	14,080

		27,870

Containers & Packaging—0.2%
AMCOR plc (a)	3,253	35,262
Avery Dennison Corp.	416	54,421
Ball Corp.	461	29,813
CCL Industries, Inc. - Class B	650	27,691
International Paper Co.	780	35,919
Packaging Corp. of America	453	50,731
Sealed Air Corp.	917	36,524
Smurfit Kappa Group plc	1,821	70,145
WestRock Co.	847	36,345

		376,851

Distributors—0.1%
Genuine Parts Co.	133	14,129
Jardine Cycle & Carriage, Ltd.	4,300	96,237
LKQ Corp. (a)	919	32,808

		143,174

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	500	13,147
H&R Block, Inc.	975	22,893

		36,040

Diversified Financial Services—0.1%
AMP, Ltd.	21,048	28,301
Berkshire Hathaway, Inc. - Class B (a)	88	19,932
Groupe Bruxelles Lambert S.A.	173	18,251
Industrivarden AB - C Shares	1,131	27,313
Investor AB - B Shares	527	28,793
Jefferies Financial Group, Inc.	764	16,327
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	26,388
Wendel S.A.	193	25,687

		190,992

Diversified Telecommunication Services—0.9%
AT&T, Inc.	2,471	96,567
BCE, Inc.	1,630	75,515
BT Group plc	10,412	26,684
Cellnex Telecom S.A.	1,541	66,416
CenturyLink, Inc.	5,797	76,578
Deutsche Telekom AG	2,760	45,103
Elisa Oyj	2,070	114,383
HKT Trust & HKT, Ltd.	98,000	138,158
Iliad S.A.	324	42,041
Koninklijke KPN NV	35,588	105,151
Nippon Telegraph & Telephone Corp.	1,800	45,594
Orange S.A.	1,826	26,832
PCCW, Ltd.	212,000	125,175
Proximus SADP	4,984	142,726
Singapore Telecommunications, Ltd.	34,000	85,262
Spark New Zealand, Ltd.	38,589	112,560
Swisscom AG	270	142,987
Telecom Italia S.p.A. (a)	107,435	67,038
Telefonica Deutschland Holding AG	11,785	34,157
Telefonica S.A.	9,530	66,607
Telenor ASA	5,031	90,234
Telia Co. AB	15,362	65,989
Telstra Corp., Ltd.	25,850	64,400
TELUS Corp.	1,830	70,858
TPG Telecom, Ltd.	10,360	48,878
United Internet AG	902	29,643
Verizon Communications, Inc.	1,233	75,706

		2,081,242

Electric Utilities—1.3%
Alliant Energy Corp.	1,562	85,473
American Electric Power Co., Inc.	709	67,008
AusNet Services	76,466	91,182
Chubu Electric Power Co., Inc.	2,300	32,442
Chugoku Electric Power Co., Inc. (The)	6,600	87,035
CK Infrastructure Holdings, Ltd.	7,665	54,665
CLP Holdings, Ltd.	13,000	136,886
Duke Energy Corp.	926	84,460
Edison International	953	71,866
EDP - Energias de Portugal S.A.	19,371	83,975

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Electricite de France S.A.	6,962	$77,663
Emera, Inc.	2,133	91,641
Endesa S.A.	2,625	70,082
Enel S.p.A.	10,788	85,823
Entergy Corp.	669	80,146
Evergy, Inc.	1,285	83,641
Eversource Energy	1,145	97,405
Exelon Corp.	1,510	68,841
FirstEnergy Corp.	1,539	74,795
Fortis, Inc.	2,497	103,607
Fortum Oyj	3,779	93,226
HK Electric Investments & HK Electric Investments, Ltd.	102,000	100,526
Hydro One, Ltd.	4,007	77,391
Iberdrola S.A.	4,169	42,937
Kansai Electric Power Co., Inc. (The)	4,000	46,254
Kyushu Electric Power Co., Inc.	4,200	36,281
NextEra Energy, Inc.	285	69,016
Orsted A/S	1,104	114,380
PG&E Corp. (a)	119	1,294
Pinnacle West Capital Corp.	995	89,480
Power Assets Holdings, Ltd.	16,000	116,988
PPL Corp.	2,238	80,299
Red Electrica Corp. S.A.	3,834	77,122
Southern Co. (The)	1,332	84,848
SSE plc	4,113	78,805
Terna Rete Elettrica Nazionale S.p.A.	11,902	79,636
Tohoku Electric Power Co., Inc.	4,100	40,551
Tokyo Electric Power Co. Holdings, Inc. (a)	6,400	27,329
Verbund AG	718	36,055
Xcel Energy, Inc.	1,254	79,616

		3,000,670

Electrical Equipment—0.1%
ABB, Ltd.	1,938	46,785
AMETEK, Inc.	263	26,232
Eaton Corp. plc	241	22,827
Emerson Electric Co.	316	24,098
Melrose Industries plc	7,129	22,787
Prysmian S.p.A.	1,871	45,086
Rockwell Automation, Inc.	79	16,011
Siemens Gamesa Renewable Energy S.A.	1,609	28,274
Vestas Wind Systems A/S	457	46,201

		278,301

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	286	30,954
Corning, Inc.	679	19,766
FLIR Systems, Inc.	418	21,765
Halma plc	1,644	46,153
Hamamatsu Photonics KK	500	20,488
Hexagon AB - B Shares	989	55,412
Hirose Electric Co., Ltd.	210	26,847
Ingenico Group S.A.	498	54,141
IPG Photonics Corp. (a)	79	11,449
Keyence Corp.	52	18,405

Electronic Equipment, Instruments & Components—(Continued)
TE Connectivity, Ltd.	255	24,439
Venture Corp., Ltd.	5,100	61,537

		391,356

Energy Equipment & Services—0.2%
Baker Hughes Co.	1,571	40,265
Halliburton Co.	1,851	45,294
Helmerich & Payne, Inc.	969	44,022
John Wood Group plc	12,018	63,639
National Oilwell Varco, Inc.	1,069	26,778
Schlumberger, Ltd.	800	32,160
TechnipFMC plc	1,545	33,125
Tenaris S.A.	3,916	44,287
Worley, Ltd.	3,756	40,521

		370,091

Entertainment—0.1%
Activision Blizzard, Inc.	835	49,616
Electronic Arts, Inc. (a)	356	38,273
Konami Holdings Corp.	800	32,987
Netflix, Inc. (a)	110	35,593
Take-Two Interactive Software, Inc. (a)	293	35,872
Toho Co., Ltd.	1,700	70,789
UBISOFT Entertainment S.A. (a)	132	9,131
Walt Disney Co. (The)	409	59,154

		331,415

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	140	22,621
Apartment Investment & Management Co. - Class A	319	16,476
AvalonBay Communities, Inc.	72	15,098
CapitaLand Mall Trust	16,900	30,917
Covivio	212	24,081
Crown Castle International Corp.	30	4,265
Digital Realty Trust, Inc.	95	11,375
Duke Realty Corp.	426	14,769
Equinix, Inc.	22	12,841
Equity Residential	100	8,092
Essex Property Trust, Inc.	49	14,742
Extra Space Storage, Inc.	152	16,054
Federal Realty Investment Trust	179	23,043
Gecina S.A.	315	56,463
H&R Real Estate Investment Trust	1,522	24,731
Healthpeak Properties, Inc.	366	12,616
Host Hotels & Resorts, Inc.	799	14,822
Iron Mountain, Inc.	226	7,203
Japan Real Estate Investment Corp.	8	53,074
Japan Retail Fund Investment Corp.	9	19,349
Kimco Realty Corp.	1,261	26,115
Klepierre SA	940	35,732
Mid-America Apartment Communities, Inc.	203	26,768
Mirvac Group	7,066	15,804
Nippon Building Fund, Inc.	2	14,655
Nippon Prologis REIT, Inc.	14	35,666
Prologis, Inc.	224	19,967

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Public Storage	65	$13,842
Realty Income Corp.	177	13,033
Regency Centers Corp.	217	13,691
Scentre Group	5,107	13,749
SL Green Realty Corp.	119	10,934
UDR, Inc.	346	16,158
Ventas, Inc.	243	14,031
Vornado Realty Trust	240	15,960
Welltower, Inc.	160	13,085
Weyerhaeuser Co.	560	16,912

		718,734

Food & Staples Retailing—0.6%
Alimentation Couche-Tard, Inc. - Class B	2,025	64,264
Carrefour S.A.	1,680	28,221
Casino Guichard Perrachon S.A.	426	19,970
Coles Group, Ltd.	1,551	16,199
Colruyt S.A.	2,218	115,775
Costco Wholesale Corp.	182	53,493
Dairy Farm International Holdings, Ltd.	18,091	103,191
Empire Co., Ltd.	3,465	81,278
FamilyMart Co., Ltd.	1,900	45,508
George Weston, Ltd.	693	54,979
ICA Gruppen AB	2,752	128,523
J Sainsbury plc	8,471	25,968
Jeronimo Martins SGPS S.A.	2,166	35,674
Koninklijke Ahold Delhaize NV	1,922	48,169
Kroger Co. (The)	1,556	45,108
Lawson, Inc.	1,300	73,622
Loblaw Cos., Ltd.	1,878	96,897
METRO AG	2,862	46,133
Metro, Inc.	3,050	125,871
Sysco Corp.	505	43,198
Walgreens Boots Alliance, Inc.	574	33,843
Walmart, Inc.	388	46,110
Welcia Holdings Co., Ltd.	300	19,109
WM Morrison Supermarkets plc	7,958	21,186
Woolworths Group, Ltd.	2,923	74,375

		1,446,664

Food Products—0.8%
a2 Milk Co., Ltd. (a)	7,185	72,727
Ajinomoto Co., Inc.	3,800	63,179
Archer-Daniels-Midland Co.	1,055	48,899
Associated British Foods plc	716	24,804
Barry Callebaut AG	31	68,532
Campbell Soup Co.	1,398	69,089
Chocoladefabriken Lindt & Spruengli AG	1	88,349
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	8	62,103
Conagra Brands, Inc.	1,452	49,717
Danone S.A.	490	40,672
General Mills, Inc.	1,195	64,004
Golden Agri-Resources, Ltd.	476,800	83,441
Hershey Co. (The)	442	64,965
Hormel Foods Corp.	1,248	56,297
J.M. Smucker Co. (The)	502	52,273

Food Products—(Continued)
Kellogg Co.	794	54,913
Kerry Group plc - Class A	863	107,445
Kikkoman Corp.	400	19,568
Kraft Heinz Co. (The)	1,180	37,913
Lamb Weston Holdings, Inc.	472	40,606
McCormick & Co., Inc.	374	63,479
Mondelez International, Inc. - Class A	799	44,009
Mowi ASA	3,999	104,009
Nestle S.A.	600	65,002
NH Foods, Ltd.	500	20,711
Nissin Foods Holdings Co., Ltd.	500	37,114
Orkla ASA	12,622	127,923
Saputo, Inc.	2,478	76,713
Toyo Suisan Kaisha, Ltd.	900	38,279
Tyson Foods, Inc. - Class A	624	56,809
Vitasoy International Holdings, Ltd.	12,000	43,524
WH Group, Ltd.	58,500	60,615
Wilmar International, Ltd.	18,800	57,659
Yamazaki Baking Co., Ltd.	891	15,920

		1,981,262

Gas Utilities—0.3%
AltaGas, Ltd.	1,706	25,987
APA Group	9,853	76,951
Atmos Energy Corp.	392	43,849
Enagas S.A.	3,830	97,842
Hong Kong & China Gas Co., Ltd.	26,323	51,432
Naturgy Energy Group S.A.	1,368	34,438
Osaka Gas Co., Ltd.	2,600	49,678
Snam S.p.A.	19,032	100,281
Toho Gas Co., Ltd.	1,500	61,075
Tokyo Gas Co., Ltd.	3,900	94,619

		636,152

Health Care Equipment & Supplies—0.5%
Abbott Laboratories	332	28,838
ABIOMED, Inc. (a)	84	14,330
Alcon, Inc. (a)	527	29,854
Align Technology, Inc. (a)	97	27,067
Baxter International, Inc.	327	27,344
Becton Dickinson & Co.	118	32,092
BioMerieux	639	56,923
Boston Scientific Corp. (a)	655	29,619
Carl Zeiss Meditec AG	177	22,575
Cochlear, Ltd.	346	54,694
Coloplast A/S - Class B	468	58,183
Cooper Cos., Inc. (The)	85	27,310
Demant A/S (a)	990	31,197
DENTSPLY SIRONA, Inc.	281	15,902
Edwards Lifesciences Corp. (a)	178	41,526
Fisher & Paykel Healthcare Corp., Ltd.	8,640	129,652
Hologic, Inc. (a)	441	23,025
IDEXX Laboratories, Inc. (a)	65	16,973
Intuitive Surgical, Inc. (a)	36	21,281
Koninklijke Philips NV	1,019	49,818
Medtronic plc	184	20,875

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Siemens Healthineers AG	985	$47,299
Smith & Nephew plc	4,107	99,211
Sonova Holding AG	172	39,351
Straumann Holding AG	36	35,336
Stryker Corp.	116	24,353
Terumo Corp.	1,200	42,395
Varian Medical Systems, Inc. (a)	180	25,562
Zimmer Biomet Holdings, Inc.	155	23,200

		1,095,785

Health Care Providers & Services—0.3%
Alfresa Holdings Corp.	1,000	20,417
AmerisourceBergen Corp.	202	17,174
Anthem, Inc.	56	16,914
Cardinal Health, Inc.	267	13,505
Centene Corp. (a)	230	14,460
Cigna Corp. (a)	38	7,771
CVS Health Corp.	449	33,356
DaVita, Inc. (a)	248	18,607
Fresenius Medical Care AG & Co. KGaA	561	41,608
Fresenius SE & Co. KGaA	210	11,854
HCA Healthcare, Inc.	130	19,215
Henry Schein, Inc. (a)	254	16,947
Humana, Inc.	62	22,724
Laboratory Corp. of America Holdings (a)	149	25,206
McKesson Corp.	99	13,694
Medipal Holdings Corp.	1,400	30,883
NMC Health plc	1,427	33,499
Quest Diagnostics, Inc.	205	21,892
Ramsay Health Care, Ltd.	1,630	83,166
Ryman Healthcare, Ltd.	4,929	54,279
Sonic Healthcare, Ltd.	2,884	58,308
Suzuken Co., Ltd.	400	16,277
UnitedHealth Group, Inc.	80	23,518
Universal Health Services, Inc. - Class B	172	24,675
WellCare Health Plans, Inc. (a)	53	17,501

		657,450

Health Care Technology—0.0%
Cerner Corp.	294	21,577
M3, Inc.	1,200	36,237

		57,814

Hotels, Restaurants & Leisure—0.4%
Aristocrat Leisure, Ltd.	2,119	50,255
Carnival Corp.	294	14,944
Carnival plc	434	20,725
Chipotle Mexican Grill, Inc. (a)	26	21,765
Compass Group plc	1,440	36,073
Darden Restaurants, Inc.	178	19,404
Flight Centre Travel Group, Ltd.	962	29,757
Flutter Entertainment plc	1,991	243,141
Genting Singapore, Ltd.	101,900	69,762
Hilton Worldwide Holdings, Inc.	113	12,533
Marriott International, Inc. - Class A	134	20,292

Hotels, Restaurants & Leisure—(Continued)
McDonald’s Corp.	115	22,725
MGM China Holdings, Ltd.	18,800	30,812
MGM Resorts International	762	25,352
Norwegian Cruise Line Holdings, Ltd. (a)	362	21,144
Restaurant Brands International, Inc.	628	40,034
Royal Caribbean Cruises, Ltd.	158	21,095
Shangri-La Asia, Ltd.	36,000	37,657
Sodexo S.A.	204	24,195
Starbucks Corp.	162	14,243
Tabcorp Holdings, Ltd.	12,221	38,908
Wynn Macau, Ltd.	14,000	34,631
Wynn Resorts, Ltd.	123	17,081
Yum! Brands, Inc.	224	22,563

		889,091

Household Durables—0.2%
Berkeley Group Holdings plc	756	49,023
Electrolux AB - Series B	2,356	57,822
Husqvarna AB - B Shares	7,034	56,324
Leggett & Platt, Inc.	585	29,736
Lennar Corp. - Class A	566	31,577
Mohawk Industries, Inc. (a)	158	21,548
Newell Brands, Inc.	1,144	21,988
PulteGroup, Inc.	885	34,338
Rinnai Corp.	200	15,619
Sekisui Chemical Co., Ltd.	1,100	19,041
Whirlpool Corp.	210	30,981

		367,997

Household Products—0.2%
Church & Dwight Co., Inc.	671	47,198
Clorox Co. (The)	330	50,668
Colgate-Palmolive Co.	615	42,337
Essity AB - Class B	1,755	56,578
Henkel AG & Co. KGaA	591	55,650
Kimberly-Clark Corp.	374	51,444
Procter & Gamble Co. (The)	415	51,833
Spectrum Brands Holdings, Inc.	19	1,221

		356,929

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	3,683	73,292
Electric Power Development Co., Ltd.	1,700	41,312
Meridian Energy, Ltd.	27,720	93,348
NRG Energy, Inc.	1,299	51,635
Uniper SE	1,978	65,467

		325,054

Industrial Conglomerates—0.1%
3M Co.	82	14,466
General Electric Co.	1,309	14,609
Jardine Matheson Holdings, Ltd.	800	44,484
Jardine Strategic Holdings, Ltd.	1,000	30,661
Keppel Corp., Ltd.	7,100	35,772
NWS Holdings, Ltd.	16,000	22,458

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
Roper Technologies, Inc.	75	$26,567
Smiths Group plc	1,278	28,573

		217,590

Insurance—0.4%
Admiral Group plc	561	17,180
Aegon NV	5,532	25,322
Aflac, Inc.	367	19,414
Ageas	671	39,696
Allianz SE	121	29,670
American International Group, Inc.	258	13,243
Aon plc	120	24,995
Arthur J. Gallagher & Co.	34	3,238
Assurant, Inc.	156	20,448
Chubb, Ltd.	124	19,302
Cincinnati Financial Corp.	187	19,663
Dai-ichi Life Holdings, Inc.	400	6,588
Everest Re Group, Ltd.	65	17,995
Fairfax Financial Holdings, Ltd.	18	8,452
Gjensidige Forsikring ASA	3,188	66,989
Globe Life, Inc.	194	20,418
Hannover Rueck SE	109	21,074
Hartford Financial Services Group, Inc. (The)	341	20,723
Japan Post Holdings Co., Ltd.	1,800	16,906
Lincoln National Corp.	200	11,802
Manulife Financial Corp.	1,399	28,399
Marsh & McLennan Cos., Inc.	217	24,176
NN Group NV	892	33,918
Poste Italiane S.p.A.	1,605	18,216
Principal Financial Group, Inc.	264	14,520
Progressive Corp. (The)	304	22,007
Prudential Financial, Inc.	155	14,530
Sampo Oyj - A Shares	1,547	67,497
SCOR SE	234	9,831
Sony Financial Holdings, Inc.	500	11,968
Swiss Life Holding AG	40	20,068
T&D Holdings, Inc.	1,400	17,670
Tokio Marine Holdings, Inc.	500	27,918
Travelers Cos., Inc. (The)	119	16,297
Tryg A/S	3,112	92,250
Unum Group	352	10,264

		852,647

Interactive Media & Services—0.1%
Alphabet, Inc. - Class A (a)	19	25,448
Alphabet, Inc. - Class C (a)	23	30,752
Auto Trader Group plc	4,318	34,125
Facebook, Inc. - Class A (a)	203	41,666
REA Group, Ltd.	1,082	78,883
TripAdvisor, Inc.	1,296	39,373
Twitter, Inc. (a)	943	30,223
Z Holdings Corp.	5,800	24,300

		304,770

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (a)	9	16,630
Booking Holdings, Inc. (a)	8	16,430
Delivery Hero AG (a)	374	29,602
eBay, Inc.	633	22,858
Expedia Group, Inc.	147	15,896
Zalando SE (a)	567	28,730

		130,146

IT Services—0.4%
Accenture plc - Class A	119	25,058
Adyen NV (a)	54	44,434
Akamai Technologies, Inc. (a)	235	20,299
Alliance Data Systems Corp.	84	9,425
Amadeus IT Group S.A.	817	66,942
Atos SE	540	45,150
Automatic Data Processing, Inc.	159	27,110
Capgemini SE	346	42,384
CGI, Inc. (a)	1,163	97,326
Cognizant Technology Solutions Corp. - Class A	236	14,637
Computershare, Ltd.	5,091	60,010
DXC Technology Co.	262	9,849
Fidelity National Information Services, Inc.	196	27,262
Fiserv, Inc. (a)	322	37,233
Global Payments, Inc.	261	47,648
International Business Machines Corp.	103	13,806
MasterCard, Inc. - Class A	94	28,067
Nomura Research Institute, Ltd.	1,800	38,728
NTT Data Corp.	2,000	26,736
Obic Co., Ltd.	300	40,525
Paychex, Inc.	297	25,263
PayPal Holdings, Inc. (a)	208	22,499
Shopify, Inc. - Class A (a)	157	62,423
VeriSign, Inc. (a)	100	19,268
Visa, Inc. - Class A	130	24,427
Western Union Co. (The)	937	25,093
Wirecard AG	510	61,620
Wix.com, Ltd. (a)	452	55,316
Worldline S.A. (a)	216	15,330

		1,033,868

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	500	30,340
Hasbro, Inc.	140	14,785
Mattel, Inc. (a)	1,084	14,688
Sankyo Co., Ltd.	700	23,202

		83,015

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	374	31,906
Eurofins Scientific SE	66	36,652
Illumina, Inc. (a)	54	17,914
IQVIA Holdings, Inc. (a)	85	13,133
Lonza Group AG (a)	81	29,542
PerkinElmer, Inc.	295	28,644
QIAGEN NV (a)	948	32,408

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Sartorius Stedim Biotech	127	$21,058
Thermo Fisher Scientific, Inc.	100	32,487
Waters Corp. (a)	104	24,300

		268,044

Machinery—0.3%
Andritz AG	1,290	55,538
Caterpillar, Inc.	163	24,072
CNH Industrial NV	2,509	27,542
Cummins, Inc.	142	25,412
Daifuku Co., Ltd.	200	12,094
Dover Corp.	246	28,354
Epiroc AB - Class A	2,259	27,608
Flowserve Corp.	254	12,642
Hitachi Construction Machinery Co., Ltd.	600	17,851
Ingersoll-Rand plc	162	21,533
Kawasaki Heavy Industries, Ltd.	400	8,745
Kone Oyj - Class B	580	37,918
Kurita Water Industries, Ltd.	900	26,665
Metso Oyj	803	31,702
Nabtesco Corp.	400	11,803
Parker-Hannifin Corp.	111	22,846
Pentair plc	240	11,009
Sandvik AB	1,192	23,297
Schindler Holding AG	145	35,525
SKF AB - B Shares	1,179	23,887
Snap-on, Inc.	113	19,142
Stanley Black & Decker, Inc.	134	22,209
Sumitomo Heavy Industries, Ltd.	740	20,977
Techtronic Industries Co., Ltd.	2,500	20,457
Volvo AB - B Shares	1,271	21,329
Wartsila Oyj Abp	2,478	27,363
Xylem, Inc.	298	23,480

		641,000

Marine—0.0%
AP Moller - Maersk A/S - Class A	25	33,896
AP Moller - Maersk A/S - Class B	15	21,644
Kuehne & Nagel International AG	191	32,197

		87,737

Media—0.4%
Charter Communications, Inc. - Class A (a)	89	43,172
Comcast Corp. - Class A	666	29,950
CyberAgent, Inc.	800	27,852
Discovery, Inc. - Class A (a)	1,205	39,452
Discovery, Inc. - Class C (a)	393	11,982
DISH Network Corp. - Class A (a)	1,108	39,301
Eutelsat Communications S.A.	2,603	42,340
Fox Corp. - Class A	894	33,140
Fox Corp. - Class B (a)	923	33,597
Informa plc	4,220	47,970
Interpublic Group of Cos., Inc. (The)	2,028	46,847
News Corp. - Class A	1,312	18,552
News Corp. - Class B	3,370	48,899

Media—(Continued)
Omnicom Group, Inc.	483	39,133
Pearson plc	4,282	36,222
Quebecor, Inc. - Class B	1,518	38,740
RTL Group S.A.	544	26,830
Schibsted ASA - B Shares	2,815	80,773
SES S.A.	1,808	25,421
Shaw Communications, Inc. - Class B	2,627	53,307
Singapore Press Holdings, Ltd.	56,200	91,123
Telenet Group Holding NV	2,412	108,646
ViacomCBS, Inc. - Class B	1,574	66,061

		1,029,310

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	631	38,865
Anglo American plc	865	24,966
Antofagasta plc	2,184	26,610
ArcelorMittal S.A.	1,441	25,454
BHP Group plc	1,086	25,651
BHP Group, Ltd.	451	12,353
Boliden AB	2,040	54,261
Evraz plc	2,698	14,481
Freeport-McMoRan, Inc.	3,691	48,426
Fresnillo plc	2,227	18,876
Hitachi Metals, Ltd.	1,500	22,037
Maruichi Steel Tube, Ltd.	200	5,610
Newmont Goldcorp Corp.	1,558	67,695
Nippon Steel Corp.	700	10,532
Norsk Hydro ASA	8,844	33,017
Nucor Corp.	593	33,374
Rio Tinto plc	480	28,520
Voestalpine AG	840	23,407
Wheaton Precious Metals Corp.	1,168	34,755

		548,890

Multi-Utilities—0.7%
AGL Energy, Ltd.	6,129	88,469
Ameren Corp.	966	74,189
Atco, Ltd. - Class I	1,545	59,216
Canadian Utilities, Ltd. - Class A	2,105	63,496
CenterPoint Energy, Inc.	3,066	83,610
Centrica plc	52,279	62,307
CMS Energy Corp.	1,205	75,722
Consolidated Edison, Inc.	792	71,652
Dominion Energy, Inc.	1,488	123,236
DTE Energy Co.	593	77,013
E.ON SE	6,340	67,805
Engie S.A.	3,624	58,564
National Grid plc	7,406	93,071
NiSource, Inc.	2,850	79,344
Public Service Enterprise Group, Inc.	1,265	74,698
RWE AG	2,029	62,339
Sempra Energy	467	70,741
Suez	5,577	84,405
Veolia Environnement S.A.	3,081	82,069
WEC Energy Group, Inc.	955	88,080

		1,540,026

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.2%
Canadian Tire Corp., Ltd. - Class A	533	$57,362
Dollar General Corp.	30	4,679
Dollar Tree, Inc. (a)	182	17,117
Dollarama, Inc.	1,334	45,848
Harvey Norman Holdings, Ltd.	10,455	29,917
Isetan Mitsukoshi Holdings, Ltd.	1,200	10,790
Kohl’s Corp.	254	12,941
Macy’s, Inc.	1,259	21,403
Marks & Spencer Group plc	9,660	27,395
Nordstrom, Inc.	571	23,371
Pan Pacific International Holdings Corp.	2,700	44,814
Target Corp.	251	32,181
Wesfarmers, Ltd.	1,351	39,360

		367,178

Oil, Gas & Consumable Fuels—1.1%
Aker BP ASA	1,076	35,301
Apache Corp.	1,581	40,458
BP plc	13,032	81,806
Cabot Oil & Gas Corp.	1,726	30,050
Caltex Australia, Ltd.	4,131	98,677
Cameco Corp.	3,368	29,931
Canadian Natural Resources, Ltd.	1,208	39,071
Chevron Corp.	314	37,840
Cimarex Energy Co.	920	48,291
Concho Resources, Inc.	469	41,070
ConocoPhillips	517	33,621
Devon Energy Corp.	1,334	34,644
Diamondback Energy, Inc.	430	39,930
Enbridge, Inc.	965	38,368
Encana Corp.	2,711	12,715
Eni S.p.A.	4,165	64,719
EOG Resources, Inc.	347	29,065
Equinor ASA	2,747	54,936
Exxon Mobil Corp.	509	35,518
Galp Energia SGPS S.A.	4,204	70,313
Hess Corp.	588	39,284
HollyFrontier Corp.	703	35,649
Idemitsu Kosan Co., Ltd.	2,976	82,795
Imperial Oil, Ltd.	343	9,073
Inpex Corp.	8,300	86,581
Inter Pipeline, Ltd.	3,367	58,444
JXTG Holdings, Inc.	19,100	87,336
Keyera Corp.	695	18,208
Kinder Morgan, Inc.	1,803	38,170
Koninklijke Vopak NV	1,770	96,092
Lundin Petroleum AB	1,639	55,702
Marathon Oil Corp.	2,290	31,098
Marathon Petroleum Corp.	684	41,211
Neste Oyj	2,661	92,592
Noble Energy, Inc.	1,430	35,521
Occidental Petroleum Corp.	865	35,647
Oil Search, Ltd.	9,224	47,055
OMV AG	1,385	77,806
ONEOK, Inc.	658	49,791
Origin Energy, Ltd.	8,715	51,804

Oil, Gas & Consumable Fuels—(Continued)
Pembina Pipeline Corp.	267	9,896
Phillips 66	339	37,768
Pioneer Natural Resources Co.	229	34,664
Repsol S.A.	4,048	63,502
Royal Dutch Shell plc - B Shares	2,515	74,941
Santos, Ltd.	6,898	39,701
Suncor Energy, Inc.	602	19,731
TC Energy Corp.	229	12,196
Total S.A.	1,507	83,280
Tourmaline Oil Corp.	1,730	20,277
Valero Energy Corp.	399	37,366
Washington H Soul Pattinson & Co., Ltd.	5,573	84,318
Williams Cos., Inc. (The)	2,231	52,919
Woodside Petroleum, Ltd.	2,812	68,004

		2,604,746

Paper & Forest Products—0.0%
OJI Holdings Corp.	500	2,699
Stora Enso Oyj - R Shares	3,567	51,835
UPM-Kymmene Oyj	1,636	56,700

		111,234

Personal Products—0.1%
Beiersdorf AG	731	87,470
Coty, Inc. - Class A	3,524	39,645
Estee Lauder Cos., Inc. (The) - Class A	295	60,929
L’Oreal S.A.	140	41,577
Unilever NV	353	20,310
Unilever plc	618	35,380

		285,311

Pharmaceuticals—0.6%
Allergan plc	110	21,029
AstraZeneca plc	883	88,343
Aurora Cannabis, Inc. (a)	4,327	9,297
Bausch Health Cos., Inc. (a)	1,898	56,814
Bayer AG	246	20,108
Bristol-Myers Squibb Co.	353	22,659
Canopy Growth Corp. (a)	597	12,556
Cronos Group, Inc. (a)	1,905	14,626
Daiichi Sankyo Co., Ltd.	400	26,413
Eisai Co., Ltd.	600	44,689
Eli Lilly & Co.	166	21,817
GlaxoSmithKline plc	3,007	70,742
H Lundbeck A/S	1,279	49,027
Ipsen S.A.	413	36,594
Johnson & Johnson	142	20,714
Merck & Co., Inc.	311	28,285
Merck KGaA	442	52,305
Mitsubishi Tanabe Pharma Corp.	2,800	51,639
Mylan NV (a)	704	14,150
Nektar Therapeutics (a)	643	13,879
Novartis AG	426	40,360
Novo Nordisk A/S - Class B	799	46,342
Orion Oyj - Class B	2,387	110,478

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Otsuka Holdings Co., Ltd.	900	$40,025
Perrigo Co. plc	347	17,926
Pfizer, Inc.	475	18,610
Recordati S.p.A.	1,997	84,200
Roche Holding AG	178	57,718
Sanofi	439	44,092
Sumitomo Dainippon Pharma Co., Ltd.	1,600	31,216
Takeda Pharmaceutical Co., Ltd.	938	37,162
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	5,138	50,352
UCB S.A.	858	68,272
Vifor Pharma AG	230	42,014
Zoetis, Inc.	294	38,911

		1,403,364

Professional Services—0.1%
Equifax, Inc.	97	13,592
Experian plc	594	20,091
Nielsen Holdings plc	377	7,653
Randstad NV	972	59,523
Robert Half International, Inc.	330	20,839
Seek, Ltd.	2,171	34,449
SGS S.A.	12	32,849
Thomson Reuters Corp.	138	9,872
Verisk Analytics, Inc.	157	23,446
Wolters Kluwer NV	453	33,111

		255,425

Real Estate Management & Development—0.1%
Aeon Mall Co., Ltd.	1,000	17,728
Aroundtown S.A.	3,617	32,391
Azrieli Group, Ltd.	378	27,652
CBRE Group, Inc. - Class A (a)	363	22,248
City Developments, Ltd.	2,900	23,650
Deutsche Wohnen SE	1,398	57,131
Mitsubishi Estate Co., Ltd.	1,000	19,117
Swiss Prime Site AG (a)	396	45,906
Vonovia SE	552	29,718
Wharf Holdings, Ltd. (The)	3,000	7,632
Wharf Real Estate Investment Co., Ltd.	2,000	12,264

		295,437

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	30,851
Canadian National Railway Co.	446	40,346
Canadian Pacific Railway, Ltd.	158	40,278
ComfortDelGro Corp., Ltd.	14,400	25,506
CSX Corp.	245	17,728
J.B. Hunt Transport Services, Inc.	132	15,415
Kansas City Southern	206	31,551
MTR Corp., Ltd.	7,500	44,458
Odakyu Electric Railway Co., Ltd.	1,100	25,655
Union Pacific Corp.	164	29,649

		301,437

Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc. (a)	283	12,978
Analog Devices, Inc.	254	30,185
ASM Pacific Technology, Ltd.	3,800	52,829
ASML Holding NV	236	70,283
Broadcom, Inc.	57	18,013
Infineon Technologies AG	2,793	64,049
Microchip Technology, Inc.	245	25,656
Micron Technology, Inc. (a)	254	13,660
NVIDIA Corp.	83	19,530
NXP Semiconductors NV	743	94,554
Qorvo, Inc. (a)	209	24,292
QUALCOMM, Inc.	236	20,822
Skyworks Solutions, Inc.	204	24,660
STMicroelectronics NV	1,570	42,373
Texas Instruments, Inc.	219	28,096
Xilinx, Inc.	80	7,822

		549,802

Software—0.4%
Adobe, Inc. (a)	93	30,672
Autodesk, Inc. (a)	112	20,547
Blackberry, Ltd. (a)	3,332	21,426
Check Point Software Technologies, Ltd. (a)	774	85,883
Citrix Systems, Inc.	160	17,744
Constellation Software, Inc.	72	69,927
CyberArk Software, Ltd. (a)	347	40,453
Dassault Systemes SE	307	50,638
Intuit, Inc.	118	30,908
Micro Focus International plc	1,976	27,900
Microsoft Corp.	208	32,802
Nice, Ltd. (a)	834	129,288
NortonLifeLock, Inc.	778	19,855
Open Text Corp.	1,969	86,763
Oracle Corp.	419	22,199
Oracle Corp. Japan	300	27,274
Sage Group plc (The)	7,535	74,871
SAP SE	593	79,918
Synopsys, Inc. (a)	278	38,698
Temenos AG (a)	351	55,494

		963,260

Specialty Retail—0.2%
ABC-Mart, Inc.	300	20,450
Advance Auto Parts, Inc.	47	7,527
AutoZone, Inc. (a)	19	22,635
Best Buy Co., Inc.	298	26,164
CarMax, Inc. (a)	115	10,082
Dufry AG (a)	555	55,019
Foot Locker, Inc.	331	12,906
Gap, Inc. (The)	1,003	17,733
Hennes & Mauritz AB - B Shares	3,335	67,793
Industria de Diseno Textil S.A	2,711	96,032
Kingfisher plc	9,450	27,406
L Brands, Inc.	745	13,499
Nitori Holdings Co., Ltd.	100	15,801
O’Reilly Automotive, Inc. (a)	47	20,598

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Ross Stores, Inc.	286	$33,296
Shimamura Co., Ltd.	100	7,631
Tiffany & Co.	144	19,246
TJX Cos., Inc. (The)	422	25,767
Tractor Supply Co.	276	25,789
Ulta Salon Cosmetics & Fragrance, Inc. (a)	70	17,720
USS Co., Ltd.	1,200	22,661
Yamada Denki Co., Ltd.	4,100	21,701

		587,456

Technology Hardware, Storage & Peripherals—0.1%
Canon, Inc.	1,200	32,725
FUJIFILM Holdings Corp.	700	33,377
HP, Inc.	794	16,317
NetApp, Inc.	274	17,057
Seagate Technology plc	371	22,075
Western Digital Corp.	232	14,725
Xerox Holdings Corp. (a)	190	7,005

		143,281

Textiles, Apparel & Luxury Goods—0.3%
Adidas AG	80	26,001
Capri Holdings, Ltd. (a)	478	18,236
Cie Financiere Richemont S.A.	805	63,190
EssilorLuxottica S.A.	236	36,051
Gildan Activewear, Inc.	1,547	45,735
Hanesbrands, Inc.	1,640	24,354
Hermes International	48	35,920
Moncler S.p.A.	740	33,284
NIKE, Inc. - Class B	289	29,279
Pandora A/S	2,029	88,261
PVH Corp.	170	17,875
Ralph Lauren Corp.	192	22,506
Swatch Group AG (The) - Bearer Shares	202	56,307
Tapestry, Inc.	612	16,506
Under Armour, Inc. - Class A (a)	995	21,492
Under Armour, Inc. - Class C (a)	217	4,162
VF Corp.	341	33,984
Yue Yuen Industrial Holdings, Ltd.	19,342	57,181

		630,324

Tobacco—0.1%
Altria Group, Inc.	744	37,133
Imperial Brands plc	882	21,854
Japan Tobacco, Inc.	1,200	26,752
Philip Morris International, Inc.	407	34,632
Swedish Match AB	1,161	59,854

		180,225

Trading Companies & Distributors—0.1%
AerCap Holdings NV (a)	788	48,439
Brenntag AG	505	27,459
Fastenal Co.	698	25,791

Trading Companies & Distributors—(Continued)
Ferguson plc	402	36,524
Marubeni Corp.	3,300	24,385
United Rentals, Inc. (a)	70	11,674
WW Grainger, Inc.	73	24,712

		198,984

Transportation Infrastructure—0.1%
Aena SME S.A.	150	28,782
Aeroports de Paris	108	21,377
Atlantia S.p.A.	929	21,671
Auckland International Airport, Ltd.	10,663	62,821
Fraport AG Frankfurt Airport Services Worldwide	433	36,803
SATS, Ltd.	7,500	28,249
Sydney Airport	7,916	48,231
Transurban Group	4,836	50,708

		298,642

Water Utilities—0.1%
American Water Works Co., Inc.	434	53,317
Severn Trent plc	2,194	73,221
United Utilities Group plc	5,978	75,088

		201,626

Wireless Telecommunication Services—0.2%
1&1 Drillisch AG	789	20,267
KDDI Corp.	1,600	47,600
Millicom International Cellular S.A.	906	43,424
NTT DoCoMo, Inc.	1,800	50,302
Rogers Communications, Inc. - Class B	1,323	65,694
SoftBank Group Corp.	400	17,415
T-Mobile U.S., Inc. (a)	402	31,525
Tele2 AB - B Shares	4,002	58,052
Vodafone Group plc	16,068	31,194

		365,473

Total Common Stocks (Cost $34,150,641)		38,731,652

Foreign Government—12.8%

Sovereign—12.8%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (b)	4,135,989	5,500,075
French Republic Government Bond OAT 3.400%, 07/25/29 (EUR) (b)	4,427,718	7,174,570
Italy Buoni Poliennali Del Tesoro
1.250%, 09/15/32 (144A) (EUR) (b)	2,725,814	3,268,657
2.600%, 09/15/23 (144A) (EUR) (b)	838,761	1,045,553
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (b)	5,901,676	12,813,542

Total Foreign Government (Cost $28,658,594)		29,802,397

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Mutual Fund—11.2%

Security Description	Shares/ Principal Amount*	Value

Investment Company Security—11.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $24,360,960)	204,313	$26,143,891

U.S. Treasury & Government Agencies—6.8%

U.S. Treasury—6.8%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (b)	6,214,281	8,290,707
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23 (b)	2,207,363	2,207,051
0.250%, 01/15/25 (b)	4,052,421	4,088,156
0.375%, 07/15/25 (b)	1,085,110	1,107,135

Total U.S. Treasury & Government Agencies (Cost $15,464,913)		15,693,049

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	211	13,028

Health Care Equipment & Supplies—0.0%
Sartorius AG	111	23,764

Total Preferred Stocks (Cost $32,225)		36,792

Rights—0.0%

Pharmaceuticals—0.0%
Bristol-Myers Squibb Co. (a) (Cost $223)	105	316

Short-Term Investments—45.8%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—3.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.48% (c)	7,446,363	7,446,363
UBS Select Treasury Institutional Fund, Institutional Class, 1.43% (c)	1,726,856	1,726,856

		9,173,219

Repurchase Agreement—26.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $61,119,473; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $62,340,889.	61,117,436	61,117,436

U.S. Treasury—15.6%
U.S. Treasury Bills
1.533%, 06/18/20 (d)	28,000,000	27,798,752
2.012%, 01/16/20 (d) (e)	8,500,000	8,495,380

		36,294,132

Total Short-Term Investments (Cost $106,582,025)		106,584,787

Total Investments—93.2% (Cost $209,249,581)		216,992,884
Other assets and liabilities (net)—6.8%		15,799,890

Net Assets—100.0%		$232,792,774

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Principal amount of security is adjusted for inflation.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $8,495,380.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $4,314,210, which is 1.9% of net assets.
Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,722	SSBT	01/30/20	USD	1,914	$20

Contracts to Deliver
AUD	2,800,000	SSBT	01/30/20	USD	1,938,236	(28,008)
CAD	3,300,000	BNP	01/30/20	USD	2,510,235	(31,428)
CHF	1,300,000	SSBT	01/30/20	USD	1,327,905	(17,634)
EUR	7,600,000	BNY	01/30/20	USD	8,449,513	(89,705)
EUR	15,385,000	SSBT	01/30/20	USD	17,166,241	(120,057)
GBP	9,800,000	SSBT	01/30/20	USD	12,838,328	(152,827)
GBP	1,400,000	SSBT	01/30/20	USD	1,811,959	(43,920)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
HKD	9,300,000	BNP	01/30/20	USD	1,193,515	$386
JPY	344,200,000	BNY	01/30/20	USD	3,153,909	(17,939)
JPY	5,397,006	SSBT	01/30/20	USD	49,538	(196)

Net Unrealized Depreciation						$(501,308)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
5-Year USD Market Agreed Coupon Swap Futures	03/16/20	428	USD	42,863,531	$(184,901)
10-Year USD Market Agreed Coupon Swap Futures	03/16/20	214	USD	21,607,313	(222,860)
Amsterdam AEX Index Futures	01/17/20	7	EUR	846,482	(4,695)
Australian 10 Year Treasury Bond Futures	03/16/20	336	AUD	48,033,935	(617,309)
Bloomberg Commodity Index Futures	03/18/20	503	USD	4,069,270	78,926
Brent Crude Oil Futures	02/28/20	23	USD	1,501,670	13,055
Canada Government Bond 10 Year Futures	03/20/20	296	CAD	40,694,080	(570,653)
Cattle Feeder Futures	01/30/20	4	USD	290,650	16,829
Cattle Feeder Futures	03/26/20	3	USD	216,338	(395)
Cattle Feeder Futures	04/30/20	8	USD	587,000	(1,917)
Cocoa Futures	03/16/20	44	USD	1,117,600	28,019
Coffee ‘C’ Futures	03/19/20	13	USD	632,288	100,865
Copper Futures	03/27/20	17	USD	1,188,725	61,607
Corn Futures	03/13/20	41	USD	794,888	8,512
Cotton No. 2 Futures	03/09/20	23	USD	794,075	71,629
DAX Index Futures	03/20/20	2	EUR	662,325	(5,025)
Euro-BTP Futures	03/06/20	84	EUR	11,966,640	50,753
Euro-Bobl Futures	03/06/20	151	EUR	20,178,130	(59,511)
Euro-Bund Futures	03/06/20	60	EUR	10,229,400	(90,949)
Euro-Buxl 30 Year Bond Futures	03/06/20	24	EUR	4,761,120	(119,026)
FTSE 100 Index Futures	03/20/20	14	GBP	1,049,860	9,696
Gold 100 oz. Futures	02/26/20	23	USD	3,503,130	121,658
Goldman Sachs Commodity Index Futures	01/16/20	62	USD	6,755,675	225,280
Hang Seng Index Futures	01/30/20	7	HKD	9,894,500	11,234
IBEX 35 Index Futures	01/17/20	7	EUR	666,981	(6,322)
Japanese Government 10 Year Bond Futures	03/13/20	26	JPY	3,956,680,000	(19,409)
Japanese Government 10 Year Bond Mini Futures	03/12/20	525	JPY	7,976,325,000	(194,963)
LME Nickel Futures	01/13/20	6	USD	502,848	(125,565)
LME Nickel Futures	03/16/20	10	USD	841,500	(68,084)
LME Primary Aluminums	01/13/20	25	USD	1,118,281	44,393
LME Primary Aluminums	03/16/20	31	USD	1,402,750	36,459
LME Zinc Futures	01/13/20	15	USD	855,375	3,198
LME Zinc Futures	03/16/20	20	USD	1,137,375	(50,824)
Lean Hogs Futures	02/14/20	4	USD	114,280	(1,638)
Lean Hogs Futures	04/15/20	6	USD	187,020	1,027
Live Cattle Futures	02/28/20	37	USD	1,863,690	17,005
Low Sulphur Gas Oil Futures	02/12/20	3	USD	184,125	12,967
Low Sulphur Gas Oil Futures	03/12/20	10	USD	611,250	23,898
MSCI Emerging Markets Index Mini Futures	03/20/20	448	USD	25,092,480	724,631
Natural Gas Futures	02/26/20	74	USD	1,596,920	(243,090)
New York Harbor ULSD Futures	01/31/20	7	USD	594,703	23,515
New York Harbor ULSD Futures	02/28/20	2	USD	169,386	12,281
OMX Stockholm 30 Index Futures	01/17/20	37	SEK	6,542,525	(9,095)
RBOB Gasoline Futures	01/31/20	11	USD	781,011	37,654
Russell 2000 Index E-Mini Futures	03/20/20	225	USD	18,794,250	288,846

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/20/20	143	USD	23,102,365	$430,073
S&P TSX 60 Index Futures	03/19/20	10	CAD	2,024,800	444
SPI 200 Index Futures	03/19/20	12	AUD	1,980,900	(43,193)
Silver Futures	03/27/20	19	USD	1,702,495	82,609
Soybean Futures	03/13/20	13	USD	621,075	38,947
Soybean Meal Futures	03/13/20	21	USD	639,870	10,645
Soybean Oil Futures	03/13/20	56	USD	1,168,272	132,995
Sugar No. 11 Futures	04/30/20	50	USD	758,240	(3,565)
TOPIX Index Futures	03/12/20	7	JPY	120,470,000	1,549
U.S. Treasury Long Bond Futures	03/20/20	91	USD	14,187,469	(274,574)
U.S. Treasury Note 10 Year Futures	03/20/20	11	USD	1,412,641	(12,397)
U.S. Treasury Note 2 Year Futures	03/31/20	1	USD	215,500	(198)
United Kingdom Long Gilt Bond Futures	03/27/20	169	GBP	22,203,220	(294,871)
Wheat Futures	03/13/20	31	USD	866,063	57,956

Futures Contracts—Short
LME Nickel Futures	01/13/20	(6)	USD	(502,848)	41,799
LME Primary Aluminums	01/13/20	(25)	USD	(1,118,281)	(33,420)
LME Zinc Futures	01/13/20	(15)	USD	(855,375)	46,792

Net Unrealized Depreciation					$(390,703)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	1.000%	Semi-Annually	06/17/22	USD	32,125,000	$(406,622)	$(383,122)	$(23,500)
Pay	3M LIBOR	Quarterly	1.750%	Semi-Annually	03/18/22	USD	86,000,000	146,595	372,173	(225,578)
Pay	3M LIBOR	Quarterly	1.750%	Semi-Annually	03/18/22	USD	15,000,000	25,569	122,706	(97,137)

Totals								$(234,458)	$111,757	$(346,215)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$219,969	$159,863	$—	$379,832
Air Freight & Logistics	56,382	61,556	—	117,938
Airlines	79,653	51,132	—	130,785
Auto Components	47,861	62,926	—	110,787
Automobiles	46,888	110,600	—	157,488
Banks	352,165	868,473	—	1,220,638
Beverages	285,533	526,234	—	811,767
Biotechnology	193,945	271,925	—	465,870
Building Products	82,072	124,358	—	206,430
Capital Markets	259,847	71,223	—	331,070
Chemicals	674,449	1,098,458	—	1,772,907
Commercial Services & Supplies	91,054	64,322	—	155,376
Communications Equipment	81,738	164,345	—	246,083
Construction & Engineering	54,892	28,653	—	83,545
Construction Materials	98,215	201,739	—	299,954
Consumer Finance	27,870	—	—	27,870
Containers & Packaging	306,706	70,145	—	376,851
Distributors	46,937	96,237	—	143,174
Diversified Consumer Services	22,893	13,147	—	36,040
Diversified Financial Services	36,259	154,733	—	190,992
Diversified Telecommunication Services	395,224	1,686,018	—	2,081,242
Electric Utilities	1,390,827	1,609,843	—	3,000,670
Electrical Equipment	89,168	189,133	—	278,301
Electronic Equipment, Instruments & Components	108,373	282,983	—	391,356
Energy Equipment & Services	221,644	148,447	—	370,091
Entertainment	218,508	112,907	—	331,415
Equity Real Estate Investment Trusts	419,244	299,490	—	718,734
Food & Staples Retailing	645,041	801,623	—	1,446,664
Food Products	779,686	1,201,576	—	1,981,262
Gas Utilities	69,836	566,316	—	636,152
Health Care Equipment & Supplies	399,297	696,488	—	1,095,785
Health Care Providers & Services	307,159	350,291	—	657,450
Health Care Technology	21,577	36,237	—	57,814
Hotels, Restaurants & Leisure	273,175	615,916	—	889,091
Household Durables	170,168	197,829	—	367,997
Household Products	244,701	112,228	—	356,929
Independent Power and Renewable Electricity Producers	124,927	200,127	—	325,054
Industrial Conglomerates	55,642	161,948	—	217,590
Insurance	329,886	522,761	—	852,647
Interactive Media & Services	167,462	137,308	—	304,770

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$71,814	$58,332	$—	$130,146
IT Services	592,009	441,859	—	1,033,868
Leisure Products	29,473	53,542	—	83,015
Life Sciences Tools & Services	148,384	119,660	—	268,044
Machinery	210,699	430,301	—	641,000
Marine	—	87,737	—	87,737
Media	542,133	487,177	—	1,029,310
Metals & Mining	223,115	325,775	—	548,890
Multi-Utilities	940,997	599,029	—	1,540,026
Multiline Retail	214,902	152,276	—	367,178
Oil, Gas & Consumable Fuels	1,107,485	1,497,261	—	2,604,746
Paper & Forest Products	—	111,234	—	111,234
Personal Products	100,574	184,737	—	285,311
Pharmaceuticals	361,625	1,041,739	—	1,403,364
Professional Services	75,402	180,023	—	255,425
Real Estate Management & Development	22,248	273,189	—	295,437
Road & Rail	174,967	126,470	—	301,437
Semiconductors & Semiconductor Equipment	320,268	229,534	—	549,802
Software	517,877	445,383	—	963,260
Specialty Retail	252,962	334,494	—	587,456
Technology Hardware, Storage & Peripherals	77,179	66,102	—	143,281
Textiles, Apparel & Luxury Goods	234,129	396,195	—	630,324
Tobacco	71,765	108,460	—	180,225
Trading Companies & Distributors	110,616	88,368	—	198,984
Transportation Infrastructure	—	298,642	—	298,642
Water Utilities	53,317	148,309	—	201,626
Wireless Telecommunication Services	97,219	268,254	—	365,473
Total Common Stocks	16,048,032	22,683,620	—	38,731,652
Total Foreign Government*	—	29,802,397	—	29,802,397
Total Mutual Fund*	26,143,891	—	—	26,143,891
Total U.S. Treasury & Government Agencies*	—	15,693,049	—	15,693,049
Total Preferred Stocks*	—	36,792	—	36,792
Total Rights*	316	—	—	316
Short-Term Investments
Mutual Funds	9,173,219	—	—	9,173,219
Repurchase Agreement	—	61,117,436	—	61,117,436
U.S. Treasury	—	36,294,132	—	36,294,132
Total Short-Term Investments	9,173,219	97,411,568	—	106,584,787
Total Investments	$51,365,458	$165,627,426	$—	$216,992,884

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$406	$—	$406
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(501,714)	—	(501,714)
Total Forward Contracts	$—	$(501,308)	$—	$(501,308)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,867,746	$—	$—	$2,867,746
Futures Contracts (Unrealized Depreciation)	(3,258,449)	—	—	(3,258,449)
Total Futures Contracts	$(390,703)	$—	$—	$(390,703)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(346,215)	$—	$(346,215)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$155,875,448
Repurchase Agreement at value which equals cost	61,117,436
Cash	11,385,718
Cash denominated in foreign currencies (b)	512,302
Cash collateral (c)	4,999,860
Unrealized appreciation on forward foreign currency exchange contracts	406
Receivable for:
Fund shares sold	20,258
Dividends and interest	249,426
Prepaid expenses	648

Total Assets	234,161,502
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	501,714
Payables for:
Investments purchased	49,474
Fund shares redeemed	132,874
Variation margin on futures contracts	181,290
Variation margin on centrally cleared swap contracts	55,526
Accrued Expenses:
Management fees	128,539
Distribution and service fees	49,438
Deferred trustees’ fees	106,766
Other expenses	163,107

Total Liabilities	1,368,728

Net Assets	$232,792,774

Net Assets Consist of:
Paid in surplus	$204,969,689
Distributable earnings (Accumulated losses)	27,823,085

Net Assets	$232,792,774

Net Assets
Class B	$232,792,774
Capital Shares Outstanding*
Class B	19,810,891
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $148,132,145.
(b)	Identified cost of cash denominated in foreign currencies was $502,751.
(c)	Includes collateral of $3,416,987 for futures contracts and $1,582,873 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$2,047,453
Interest	1,625,651

Total investment income	3,673,104
Expenses
Management fees	1,436,939
Administration fees	64,264
Custodian and accounting fees	123,924
Distribution and service fees—Class B	552,669
Audit and tax services	93,466
Legal	49,803
Trustees’ fees and expenses	60,866
Shareholder reporting	16,027
Insurance	1,497
Miscellaneous	23,435

Total expenses	2,422,890

Net Investment Income	1,250,214

Net Realized and Unrealized Gain
Net realized gain (loss) on :
Investments	2,118,739
Futures contracts	27,666,694
Swap contracts	2,292,227
Foreign currency transactions	(47,240)
Forward foreign currency transactions	1,554,597

Net realized gain	33,585,017

Net change in unrealized appreciation (depreciation) on:
Investments	8,546,060
Futures contracts	(245,837)
Swap contracts	(699,011)
Foreign currency transactions	(2,835)
Forward foreign currency transactions	(202,504)

Net change in unrealized appreciation	7,395,873

Net realized and unrealized gain	40,980,890

Net Increase in Net Assets From Operations	$42,231,104

(a)	Net of foreign withholding taxes of $78,091.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,250,214	$1,889,146
Net realized gain (loss)	33,585,017	(8,399,830)
Net change in unrealized appreciation (depreciation)	7,395,873	(11,274,982)

Increase (decrease) in net assets from operations	42,231,104	(17,785,666)

From Distributions to Shareholders
Class B	(7,176,006)	(17,043,222)

Total distributions	(7,176,006)	(17,043,222)

Increase (decrease) in net assets from capital share transactions	2,436,192	(26,881,712)

Total increase (decrease) in net assets	37,491,290	(61,710,600)

Net Assets
Beginning of period	195,301,484	257,012,084

End of period	$232,792,774	$195,301,484

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	2,598,426	$29,371,730	747,377	$8,104,011
Reinvestments	652,364	7,176,006	1,615,471	17,043,222
Redemptions	(3,043,266)	(34,111,544)	(4,870,126)	(52,028,945)

Net increase (decrease)	207,524	$2,436,192	(2,507,278)	$(26,881,712)

Increase (decrease) derived from capital shares transactions		$2,436,192		$(26,881,712)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.96	$11.62	$10.32	$9.62		$10.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.09	0.02	(0.06	)(b)	(0.08)
Net realized and unrealized gain (loss)	2.11	(0.93)	1.28	1.13		(0.48)

Total income (loss) from investment operations	2.17	(0.84)	1.30	1.07		(0.56)

Less Distributions
Distributions from net investment income	(0.38)	0.00	0.00	(0.18)		(0.06)
Distributions from net realized capital gains	0.00	(0.82)	0.00	(0.19)		(0.07)

Total distributions	(0.38)	(0.82)	0.00	(0.37)		(0.13)

Net Asset Value, End of Period	$11.75	$9.96	$11.62	$10.32		$9.62

Total Return (%) (c)	21.99	(7.59)	12.60	11.12		(5.48)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.08	1.13	1.30		1.50
Net ratio of expenses to average net assets (%) (d)	1.10	1.08	1.13	1.30		1.30
Ratio of net investment income (loss) to average net assets (%)	0.57	0.82	0.20	(0.60	)(b)	(0.77)
Portfolio turnover rate (%)	46	20	30	1		68
Net assets, end of period (in millions)	$232.8	$195.3	$257.0	$188.7		$54.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $40,864,243 in the Subsidiary, representing 17.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require consolidated financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $61,117,436, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$346,215
	Unrealized appreciation on futures contracts (b) (c)	$50,753	Unrealized depreciation on futures contracts (b) (c)	2,661,621
Equity	Unrealized appreciation on futures contracts (b) (c)	1,466,473	Unrealized depreciation on futures contracts (b) (c)	68,330
Commodity	Unrealized appreciation on futures contracts (b) (c)	1,350,520	Unrealized depreciation on futures contracts (b) (c)	528,498
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	406	Unrealized depreciation on forward foreign currency exchange contracts	501,714

Total		$2,868,152		$4,106,378

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$386	$(386)	$—	$—
State Street Bank and Trust	20	(20)	—	—

	$406	$(406)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$107,644	$—	$—	$107,644
BNP Paribas S.A.	31,428	(386)	—	31,042
State Street Bank and Trust	362,642	(20)	—	362,622

	$501,714	$(406)	$—	$501,308

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,554,597	$1,554,597
Futures contracts	17,446,548	10,911,249	(691,103)	—	27,666,694
Swap contracts	2,292,227	—	—	—	2,292,227

	$19,738,775	$10,911,249	$(691,103)	$1,554,597	$31,513,518

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(202,504)	$(202,504)
Futures contracts	(6,671,315)	3,442,078	2,983,400	—	(245,837)
Swap contracts	(699,011)	—	—	—	(699,011)

	$(7,370,326)	$3,442,078	$2,983,400	$(202,504)	$(1,147,352)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$49,487,289
Futures contracts long	451,189,074
Futures contracts short	(2,785,900)
Swap contracts	118,740,750

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,610,827	$44,884,175	$11,676,686	$47,618,990

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$1,436,939	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$210,347,135

Gross unrealized appreciation	8,926,141
Gross unrealized depreciation	(3,144,858)

Net unrealized appreciation (depreciation)	$5,781,283

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$7,176,006	$6,892,896	$—	$10,150,326	$7,176,006	$17,043,222

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$14,780,094	$7,344,965	$5,804,793	$—	$27,929,852

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $5,290,588 and accumulated long-term capital losses of $6,130,694.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-35

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-36

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs

BHFTI-37

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers

BHFTI-38

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-year period ended October 31, 2019, and underperformed its benchmark along with its blended benchmark for the three-year period ended October 31, 2019. The Portfolio also underperformed its blended benchmark for the five-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio returned 8.49%, 8.27%, and 8.36%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned 8.43%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2019 was characterized by decelerating growth momentum which persisted and contributed to global central banks shifting toward more accommodative stances. As a result, the Federal Reserve (the “Fed”) adopted a “patient” approach, lowered its outlook for rate hikes in 2019 to zero, and signaled an end to its balance sheet unwind. The dovish pivot, along with optimism over U.S.-China trade negotiations, contributed to both falling yields and robust risk appetites—global equities surged higher, credit spreads tightened, oil prices climbed, and the U.S. dollar strengthened.

The second quarter was set with a backdrop of slowing global growth and growing uncertainties about the economic outlook. Intra-quarter trade tensions exacerbated concerns which would lead to global banks signaling a willingness to increase accommodation if needed—further supporting the Fed’s dovish pivot. “Safe-haven” and risk assets, such as equities and higher yielding corporate credit, alike rallied as financial conditions eased in anticipation of easier global monetary policy—U.S. equities set new all-time highs, credit spreads broadly tightened and sovereign yields fell.

During the third quarter, softening growth momentum and geopolitical uncertainties, including escalating U.S.-China trade tensions, weighed on investor sentiment. Amid the heightened uncertainty, central banks took accommodative actions: the Fed and the European Central Bank (the “ECB”) both lowered their policy rates, and the ECB also announced its quantitative easing (balance sheet expansion geared to stimulate economic growth) program would resume. Meanwhile, risk assets generally withstood bouts of volatility while demand for ‘safe-haven’ assets remained strong—global equities ended the quarter higher, credit spreads were about flat, and sovereign yields fell.

Renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support risk sentiment through year-end and capped a year of strong risk asset returns—U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Real (adjusted for inflation) duration and curve positioning strategies in the U.S. which were partially implemented through the use of cash bonds, futures, and interest rate swaps, added to performance as rates fell in the U.S. amid the Fed’s dovish pivot and concerns of a global growth slowdown. In addition, U.S. and U.K. breakeven strategies (inflation trades) were also additive. On the other hand, an underweight to nominal duration (before taking inflation into account), sourced primarily from short exposure to the eurozone, through the use of swaps and futures, detracted as global developed rates generally fell. Tactical short exposure to eurozone breakeven inflation (the difference between nominal and real yields) contributed as inflation expectations in the region fell. Spread sector exposure, including positions in investment grade corporate credit and residential Mortgage-Backed Securities added to performance amid spread tightening over the period. Within currencies, exposure to emerging market currencies through the use of currency forwards contributed to performance as these currencies appreciated versus the U.S. dollar over the period.

The Portfolio ended the period with an overweight duration position relative to the benchmark. More specifically, the Portfolio was overweight real duration exposure in the U.S. and underweight nominal duration. We remained focused on relative value across curves and countries but favored U.S. rates over other developed markets; the underweight to duration is primarily sourced via German and eurozone nominal rates. We remained overweight breakeven inflation levels in the U.S. given expectations that remain below long-term fair value and the possible re-emergence of inflation risk premia. We continued to favor being short U.K. breakevens versus U.S. breakevens. Within spread sectors, at period end, we found attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remained opportunistic by looking to add exposure during market dislocations. At period end, the Portfolio remained tactical in currency exposures, where we preferred to emphasize a diversified basket of higher-yielding emerging market currencies.

Mihir P. Worah

Stephen Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	8.49	2.39	3.36
Class B	8.27	2.15	3.10
Class E	8.36	2.24	3.20
Bloomberg Barclays U.S. TIPS Index	8.43	2.62	3.36

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	120.7
Corporate Bonds & Notes	9.2
Asset-Backed Securities	7.5
Mortgage-Backed Securities	4.3
Foreign Government	4.2

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	1.31%	$1,000.00	$1,020.40	$6.67
	Hypothetical*	1.31%	$1,000.00	$1,018.60	$6.67

Class B (a)	Actual	1.56%	$1,000.00	$1,018.50	$7.94
	Hypothetical*	1.56%	$1,000.00	$1,017.34	$7.93

Class E (a)	Actual	1.46%	$1,000.00	$1,019.50	$7.43
	Hypothetical*	1.46%	$1,000.00	$1,017.80	$7.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—120.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—16.0%
Fannie Mae ARM Pool
3.527%, 12M MTA + 1.200%, 07/01/44 (a)	8,925	$8,992
3.527%, 12M MTA + 1.200%, 09/01/44 (a)	14,089	14,195
4.537%, 1Y H15 + 2.360%, 11/01/34 (a)	295,762	313,841
Fannie Mae REMICS (CMO)
1.711%, 1M LIBOR + 0.060%, 07/25/37 (a)	246,075	241,886
1.768%, 1M LIBOR + 0.060%, 12/25/36 (a)	27,885	27,605
1.942%, 1M LIBOR + 0.150%, 08/25/34 (a)	28,250	27,970
2.142%, 1M LIBOR + 0.350%, 07/25/37 (a)	4,904	4,901
2.172%, 1M LIBOR + 0.380%, 07/25/37 (a)	53,898	53,742
2.192%, 1M LIBOR + 0.400%, 03/25/49 (a)	10,504,561	10,442,104
4.234%, 05/25/35 (a)	149,166	156,780
Fannie Mae Whole Loan (CMO) 2.142%, 1M LIBOR + 0.350%, 05/25/42 (a)	34,444	34,309
Freddie Mac ARM Non-Gold Pool 4.257%, 1Y H15 + 2.225%, 01/01/34 (a)	46,096	48,694
Freddie Mac REMICS (CMO) 2.131%, 1M LIBOR + 0.350%, 07/15/44 (a)	3,115,619	3,096,918
Freddie Mac Strips (CMO) 2.190%, 1M LIBOR + 0.450%, 09/15/42 (a)	4,396,763	4,399,503
Freddie Mac Structured Pass-Through Securities (CMO)
1.922%, 1M LIBOR + 0.130%, 08/25/31 (a)	28,370	28,259
3.378%, 12M MTA + 1.200%, 02/25/45 (a)	475,569	481,216
3.439%, 12M MTA + 1.200%, 10/25/44 (a)	1,587,113	1,609,349
Government National Mortgage Association (CMO)
2.165%, 1M LIBOR + 0.400%, 02/20/49 (a)	10,651,255	10,630,026
2.266%, 12M LIBOR + 0.150%, 08/20/68 (a)	4,505,629	4,413,535
2.604%, 1M LIBOR + 0.830%, 08/20/66 (a)	257,710	259,557
3.629%, 12M LIBOR + 0.750%, 04/20/67 (a)	3,157,850	3,197,348
Uniform Mortgage-Backed Securities
2.500%, TBA (b)	2,300,000	2,271,587
3.000%, TBA (b)	85,200,000	86,298,057
3.500%, TBA (b)	88,420,000	90,888,346
4.000%, TBA (b)	139,100,000	144,654,439

		363,603,159

U.S. Treasury—104.7%
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43 (c)	9,625,550	9,731,726
0.750%, 02/15/42 (c)	33,276,028	34,552,135
0.750%, 02/15/45 (c)	17,222,055	17,855,057
0.875%, 02/15/47 (c)	44,584,802	47,762,006
1.000%, 02/15/46 (c) (d)	69,160,301	76,034,371
1.000%, 02/15/48 (c)	2,405,291	2,660,683
1.000%, 02/15/49 (c)	13,212,250	14,676,734
1.375%, 02/15/44 (c) (d)	83,950,729	98,975,072
1.750%, 01/15/28 (c) (d)	118,311,223	132,895,312
2.000%, 01/15/26 (c)	42,963,230	47,752,131
2.125%, 02/15/40 (c)	46,336,595	60,550,334
2.125%, 02/15/41 (c)	12,655,396	16,665,098
2.375%, 01/15/25 (c) (d)	229,426,036	255,676,000
2.375%, 01/15/27 (c)	25,571,441	29,513,211
2.500%, 01/15/29 (c) (d)	78,510,042	94,607,411
3.375%, 04/15/32 (c)	2,809,577	3,856,767
3.625%, 04/15/28 (c)	30,499,278	39,010,619

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
3.875%, 04/15/29 (c)	31,807,099	42,435,057
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (c) (d)	239,199,494	238,701,208
0.125%, 01/15/22 (c)	48,114,878	48,087,741
0.125%, 04/15/22 (c)	43,357,115	43,291,712
0.125%, 07/15/22 (c) (e)	34,015,058	34,155,912
0.125%, 01/15/23 (c) (d)	93,678,067	93,664,811
0.125%, 07/15/26 (c) (d)	102,985,652	103,302,054
0.250%, 01/15/25 (c)	45,666,333	46,069,023
0.250%, 07/15/29 (c) (d)	45,815,692	46,255,248
0.375%, 07/15/23 (c) (d)	74,462,911	75,488,008
0.375%, 07/15/25 (c) (d)	60,680,836	61,912,479
0.375%, 01/15/27 (c) (d) (f)	71,152,684	72,225,985
0.375%, 07/15/27 (c)	53,943,996	55,019,520
0.500%, 01/15/28 (c) (d)	70,182,187	71,988,694
0.625%, 07/15/21 (c) (e) (f) (g)	13,570,603	13,722,502
0.625%, 04/15/23 (c)	54,378,065	55,217,145
0.625%, 01/15/24 (c) (f) (g)	4,357,321	4,449,319
0.625%, 01/15/26 (c) (d)	210,555,162	216,990,903
0.750%, 07/15/28 (c)	45,731,495	48,105,536
0.875%, 01/15/29 (c) (f)	21,070,099	22,371,904

		2,376,229,428

Total U.S. Treasury & Government Agencies (Cost $2,748,474,075)		2,739,832,587

Corporate Bonds & Notes—9.2%

Agriculture—0.2%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	3,400,000	3,409,535
Japan Tobacco, Inc. 2.000%, 04/13/21	1,800,000	1,795,959

		5,205,494

Airlines—0.0%
Delta Air Lines, Inc. 2.600%, 12/04/20	400,000	401,153

Auto Manufacturers—0.3%
FCE Bank plc 1.875%, 06/24/21 (EUR)	700,000	801,864
Ford Motor Credit Co. LLC
3.157%, 08/04/20	1,200,000	1,204,742
3.200%, 01/15/21	1,200,000	1,206,514
3.550%, 10/07/22	2,100,000	2,129,861
General Motors Co. 2.694%, 3M LIBOR + 0.800%, 08/07/20 (a)	170,000	170,247
Nissan Motor Acceptance Corp.
1.900%, 09/14/21 (144A)	100,000	99,223
2.650%, 07/13/22 (144A)	100,000	100,264

		5,712,715

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—4.4%
Banco Bilbao Vizcaya Argentaria S.A.
5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	$244,811
6.750%, 5Y EUR Swap + 6.604%, 02/18/20 (EUR) (a)	400,000	451,968
Banco Santander S.A. 6.250%, 5Y EUR Swap + 5.640%, 09/11/21 (EUR) (a)	100,000	119,305
Bank of America Corp.
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,570,000	1,740,816
BBVA Bancomer S.A. 6.500%, 03/10/21	1,153,000	1,202,014
Cooperative Rabobank UA
5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (a)	1,600,000	1,835,101
6.625%, 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (a)	1,600,000	1,947,271
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,868,010
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	12,029,970
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,366,951
JPMorgan Chase & Co. 5.406%, 3M LIBOR + 3.470%, 12/29/49 (a)	440,000	443,960
Lloyds Banking Group plc
2.728%, 3M LIBOR + 0.800%, 06/21/21 (a)	3,400,000	3,418,674
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (a)	900,000	1,033,506
Mitsubishi UFJ Financial Group, Inc. 3.787%, 3M LIBOR + 1.880%, 03/01/21 (a)	1,686,000	1,716,327
Nykredit Realkredit A/S
1.000%, 10/01/50 (DKK)	203,703,944	30,049,913
2.000%, 04/01/20 (DKK)	64,400,000	9,723,111
2.500%, 10/01/47 (DKK)	21,072	3,328
Royal Bank of Scotland Group plc
3.497%, 3M LIBOR + 1.550%, 06/25/24 (a)	2,600,000	2,639,415
4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	1,700,000	1,804,824
7.500%, 5Y USD Swap + 5.800%, 08/10/20 (a)	900,000	919,692
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a)	1,040,000	1,124,552
State Bank of India 2.993%, 3M LIBOR + 0.950%, 04/06/20 (a)	5,500,000	5,504,235
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	12,468,068

		100,655,822

Beverages—0.0%
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	300,000	306,340

Chemicals—0.1%
Ecolab, Inc. 4.350%, 12/08/21	1,300,000	1,360,933
Syngenta Finance NV
3.933%, 04/23/21 (144A)	900,000	915,156
4.441%, 04/24/23 (144A)	400,000	417,486

		2,693,575

Commercial Services—0.0%
Central Nippon Expressway Co., Ltd. 2.241%, 02/16/21	200,000	200,206

Commercial Services—(Continued)
RELX Capital, Inc. 3.500%, 03/16/23	300,000	311,758

		511,964

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	208,603

Diversified Financial Services—1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, 10/30/20	400,000	407,982
Air Lease Corp.
2.500%, 03/01/21	500,000	502,210
3.375%, 06/01/21	200,000	203,353
Ally Financial, Inc.
4.125%, 03/30/20	300,000	301,125
4.250%, 04/15/21	100,000	102,250
Avolon Holdings Funding, Ltd. 5.500%, 01/15/23 (144A)	300,000	323,424
GE Capital International Funding Co. 2.342%, 11/15/20	3,200,000	3,202,416
International Lease Finance Corp. 8.250%, 12/15/20	900,000	951,419
Jyske Realkredit A/S
1.000%, 10/01/50 (DKK)	108,828,732	16,051,758
2.500%, 10/01/47 (DKK)	17,357	2,742
Mitsubishi UFJ Lease & Finance Co., Ltd. 3.960%, 09/19/23 (144A)	400,000	418,703
Nordea Kredit Realkreditaktieselskab
1.000%, 10/01/50 (DKK)	70,615,114	10,414,427
2.500%, 10/01/47 (DKK)	3,747	592
Park Aerospace Holdings, Ltd.
3.625%, 03/15/21 (144A)	100,000	101,356
5.250%, 08/15/22 (144A)	200,000	213,080
Realkredit Danmark A/S 2.500%, 07/01/47 (DKK)	32,441	5,110
Springleaf Finance Corp.
7.750%, 10/01/21	1,100,000	1,194,875
8.250%, 12/15/20	100,000	104,925

		34,501,747

Electric—0.5%
Duke Energy Corp. 2.409%, 3M LIBOR + 0.500%, 05/14/21 (144A) (a)	6,100,000	6,122,356
Enel Finance International NV 2.875%, 05/25/22 (144A)	500,000	506,223
Eversource Energy 2.900%, 10/01/24	100,000	102,137
National Rural Utilities Cooperative Finance Corp. 2.336%, 3M LIBOR + 0.375%, 06/30/21 (a)	100,000	100,369
Sempra Energy
2.344%, 3M LIBOR + 0.450%, 03/15/21 (a)	1,700,000	1,700,537
2.900%, 02/01/23	500,000	509,641
4.050%, 12/01/23	400,000	425,155

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Southern Power Co. 2.458%, 3M LIBOR + 0.550%, 12/20/20 (144A) (a)	2,200,000	$2,200,536

		11,666,954

Food—0.2%
Conagra Brands, Inc. 3.800%, 10/22/21	3,200,000	3,301,342
Kraft Heinz Foods Co. 3.375%, 06/15/21	100,000	101,757

		3,403,099

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	201,266

Healthcare-Products—0.1%
Zimmer Biomet Holdings, Inc. 2.653%, 3M LIBOR + 0.750%, 03/19/21 (a)	1,900,000	1,900,186

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	994,260

Insurance—0.0%
Five Corners Funding Trust 4.419%, 11/15/23 (144A)	300,000	325,476
Jackson National Life Global Funding 2.375%, 09/15/22 (144A)	300,000	302,614
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	104,799

		732,889

Internet—0.0%
eBay, Inc. 2.600%, 07/15/22	100,000	100,538

Machinery-Construction & Mining—0.0%
Komatsu Finance America, Inc. 2.437%, 09/11/22	200,000	200,646

Media—0.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	200,000	210,138

Miscellaneous Manufacturing—0.3%
General Electric Co. 5.550%, 05/04/20	1,100,000	1,111,806
Textron, Inc. 2.451%, 3M LIBOR + 0.550%, 11/10/20 (a)	4,620,000	4,620,181

		5,731,987

Oil & Gas—0.3%
Petrobras Global Finance B.V.
5.093%, 01/15/30 (144A)	4,897,000	5,247,185

Oil & Gas—(Continued)
Petrobras Global Finance B.V.
6.125%, 01/17/22	268,000	286,007
6.250%, 12/14/26 (GBP)	400,000	628,125

		6,161,317

Pharmaceuticals—0.1%
AbbVie, Inc. 2.300%, 05/14/21	500,000	502,138
Bristol-Myers Squibb Co. 3.250%, 08/15/22 (144A)	100,000	103,280
CVS Health Corp. 3.350%, 03/09/21	54,000	54,885
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	100,000	101,831
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	100,000	100,059

		862,193

Pipelines—0.1%
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	100,000	101,409
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,800,000	2,877,720

		2,979,129

Real Estate—0.0%
Akelius Residential Property AB 3.375%, 09/23/20 (EUR)	100,000	114,918

Retail—0.3%
McDonald’s Corp. 2.366%, 3M LIBOR + 0.430%, 10/28/21 (a)	6,900,000	6,922,008

Semiconductors—0.0%
NXP B.V. / NXP Funding LLC
3.875%, 09/01/22 (144A)	200,000	207,407
4.125%, 06/01/21 (144A)	400,000	410,023
4.625%, 06/01/23 (144A)	200,000	213,680

		831,110

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	313,689

Telecommunications—0.6%
AT&T, Inc.
2.657%, 3M LIBOR + 0.750%, 06/01/21 (a)	3,600,000	3,621,366
2.951%, 3M LIBOR + 0.950%, 07/15/21 (a)	5,600,000	5,653,302
5.150%, 02/15/50	1,900,000	2,285,382
5.300%, 08/15/58	700,000	855,270
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	1,800,000	1,809,576

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	43,750	$44,139

		14,269,035

Trucking & Leasing—0.1%
Aviation Capital Group Corp. 6.750%, 04/06/21 (144A)	1,800,000	1,896,522
NTT Finance Corp. 1.900%, 07/21/21	200,000	199,427
SMBC Aviation Capital Finance DAC 3.000%, 07/15/22 (144A)	200,000	203,473

		2,299,422

Total Corporate Bonds & Notes (Cost $208,631,385)		210,092,197

Asset-Backed Securities—7.5%

Asset-Backed - Home Equity—1.3%
ACE Securities Corp. Home Equity Loan Trust
1.992%, 1M LIBOR + 0.200%, 03/25/37 (a)	577,646	352,732
2.842%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,693,537	1,682,478
Asset Backed Securities Corp. Home Equity Loan Trust 2.617%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,745,681	1,713,515
Bear Stearns Asset-Backed Securities Trust 2.292%, 1M LIBOR + 0.500%, 12/25/35 (a)	170,380	169,924
Citigroup Mortgage Loan Trust, Inc.
1.937%, 1M LIBOR + 0.145%, 09/25/36 (144A) (a)	1,964,561	1,900,107
2.252%, 1M LIBOR + 0.460%, 10/25/35 (a)	3,700,000	3,539,410
First NLC Trust 1.862%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	1,042,970	647,143
GSAA Home Equity Trust 6.220%, 03/25/46 (h)	494,783	383,425
Home Equity Asset Trust
2.242%, 1M LIBOR + 0.450%, 02/25/36 (a)	2,400,000	2,340,036
2.587%, 1M LIBOR + 0.795%, 07/25/34 (a)	222,317	222,040
2.647%, 1M LIBOR + 0.855%, 08/25/34 (a)	584,558	581,299
HSI Asset Securitization Corp. Trust 1.842%, 1M LIBOR + 0.050%, 10/25/36 (a)	5,190	2,691
Master Asset-Backed Securities Trust 2.292%, 1M LIBOR + 0.500%, 10/25/35 (a)	140,763	135,513
Morgan Stanley ABS Capital, Inc. Trust
2.452%, 1M LIBOR + 0.660%, 01/25/35 (a)	736,006	718,535
2.467%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,234,347
New Century Home Equity Loan Trust 2.557%, 1M LIBOR + 0.765%, 02/25/35 (a)	531,704	525,920
Nomura Home Equity Loan, Inc 2.082%, 1M LIBOR + 0.290%, 03/25/36 (a)	3,000,000	2,948,995
NovaStar Mortgage Funding Trust 2.497%, 1M LIBOR + 0.705%, 01/25/36 (a)	2,000,000	1,976,459
RASC Trust 2.022%, 1M LIBOR + 0.230%, 06/25/36 (a)	7,324,188	7,114,811
Soundview Home Loan Trust
1.852%, 1M LIBOR + 0.060%, 11/25/36 (144A) (a)	47,101	19,203

Asset-Backed - Home Equity—(Continued)
Soundview Home Loan Trust
1.972%, 1M LIBOR + 0.180%, 07/25/37 (a)	489,492	443,941
1.992%, 1M LIBOR + 0.200%, 06/25/37 (a)	2,701,823	2,132,544

		30,785,068

Asset-Backed - Other—5.7%
Adagio CLO
0.660%, 3M EURIBOR + 0.660%, 10/15/29 (144A) (EUR) (a)	300,000	336,101
1.100%, 10/15/29 (144A) (EUR)	250,000	280,037
Amortizing Residential Collateral Trust 2.917%, 1M LIBOR + 1.125%, 08/25/32 (a)	318,479	304,925
Argent Securities Trust 1.952%, 1M LIBOR + 0.160%, 05/25/36 (a)	260,614	95,110
Atrium XII 2.783%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	2,500,000	2,495,355
Avery Point CLO, Ltd. 3.040%, 3M LIBOR + 1.100%, 04/25/26 (144A) (a)	3,873,453	3,871,679
Babson Euro CLO B.V. 0.418%, 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (a)	700,000	783,444
Benefit Street Partners CLO, Ltd. 2.783%, 3M LIBOR + 0.780%, 07/18/27 (144A) (a)	1,248,969	1,248,986
Black Diamond CLO, Ltd.
0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (a)	2,120,000	2,370,054
3.139%, 3M LIBOR + 1.050%, 10/03/29 (144A) (a)	1,370,000	1,368,471
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (a)	298,602	334,817
Catamaran CLO, Ltd. 2.786%, 3M LIBOR + 0.850%, 01/27/28 (144A) (a)	4,020,000	4,001,227
CIFC Funding, Ltd. 2.781%, 3M LIBOR + 0.780%, 04/15/27 (144A) (a)	5,130,743	5,121,282
CIT Mortgage Loan Trust
3.142%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	3,490,044	3,519,400
3.292%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,456,086
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	763,376	766,321
Countrywide Asset-Backed Certificates 1.982%, 1M LIBOR + 0.190%, 11/25/37 (a)	5,863,603	5,619,551
Credit-Based Asset Servicing and Securitization LLC
1.912%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	95,731	62,949
2.012%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,907,899	1,270,117
CSAB Mortgage-Backed Trust 5.720%, 09/25/36 (h)	514,060	271,843
CVP Cascade CLO-1, Ltd. 3.151%, 3M LIBOR + 1.150%, 01/16/26 (144A) (a)	417,479	417,472
CWABS Asset-Backed Certificates Trust
2.322%, 1M LIBOR + 0.530%, 02/25/36 (a)	4,900,000	4,895,519
2.532%, 1M LIBOR + 0.740%, 08/25/47 (a)	43,507	43,000
Ellington Loan Acquisition Trust 2.892%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,814,532	1,812,118
First Franklin Mortgage Loan Trust
1.912%, 1M LIBOR + 0.120%, 12/25/36 (a)	12,738,175	10,940,412
2.102%, 1M LIBOR + 0.310%, 07/25/36 (a)	3,300,000	3,164,986

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
GSAMP Trust 2.527%, 1M LIBOR + 0.735%, 09/25/35 (a)	226,714	$226,144
Halcyon Loan Advisors Funding, Ltd. 2.886%, 3M LIBOR + 0.920%, 04/20/27 (144A) (a)	1,656,229	1,655,386
HSI Asset Securitization Corp. Trust 1.952%, 1M LIBOR + 0.160%, 05/25/37 (a)	345,537	339,847
Jamestown CLO, Ltd.
2.691%, 3M LIBOR + 0.690%, 07/15/26 (144A) (a)	1,525,489	1,524,739
3.222%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	4,443,086	4,441,140
JPMorgan Mortgage Acquisition Trust 2.002%, 1M LIBOR + 0.210%, 10/25/36 (a)	179,907	175,402
Jubilee CLO B.V. 0.422%, 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (a)	1,300,000	1,457,266
KVK CLO, Ltd. 2.901%, 3M LIBOR + 0.900%, 01/14/28 (144A) (a)	2,390,000	2,376,007
Legacy Mortgage Asset Trust 3.750%, 04/25/59 (144A) (h)	552,276	556,622
LoanCore Issuer, Ltd. 2.870%, 1M LIBOR + 1.130%, 05/15/36 (144A) (a)	3,500,000	3,497,812
Long Beach Mortgage Loan Trust
1.912%, 1M LIBOR + 0.120%, 08/25/36 (a)	1,103,772	599,130
2.527%, 1M LIBOR + 0.735%, 08/25/35 (a)	448,512	449,855
Man GLG Euro CLO II DAC 0.870%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	1,000,000	1,119,462
Marlette Funding Trust 2.690%, 09/17/29 (144A)	750,891	752,866
Morgan Stanley ABS Capital, Inc. Trust 2.767%, 1M LIBOR + 0.975%, 07/25/34 (a)	68,730	68,318
Morgan Stanley IXIS Real Estate Capital Trust 1.842%, 1M LIBOR + 0.050%, 11/25/36 (a)	619	297
OCP CLO, Ltd.
2.756%, 3M LIBOR + 0.820%, 10/26/27 (144A) (a)	250,000	249,722
2.801%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	2,594,799	2,594,900
2.852%, 3M LIBOR + 0.850%, 04/17/27 (144A) (a)	1,233,576	1,232,950
OHA Credit Partners, Ltd. 2.976%, 3M LIBOR + 1.010%, 10/20/25 (144A) (a)	788,951	788,613
Palmer Square Loan Funding, Ltd. 2.836%, 3M LIBOR + 0.900%, 10/24/27 (144A) (a)	500,000	500,137
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.282%, 1M LIBOR + 0.490%, 09/25/35 (a)	200,000	198,746
2.482%, 1M LIBOR + 0.690%, 05/25/35 (a)	223,308	223,688
2.842%, 1M LIBOR + 1.050%, 10/25/34 (a)	4,000,000	3,986,298
Penta CLO B.V. 0.790%, 3M EURIBOR + 0.790%, 08/04/28 (144A) (EUR) (a)	1,196,151	1,341,829
RAAC Trust 2.132%, 1M LIBOR + 0.340%, 08/25/36 (a)	517,765	523,076
Saxon Asset Securities Trust 2.102%, 1M LIBOR + 0.310%, 09/25/37 (a)	1,065,482	1,020,622
Securitized Asset-Backed Receivables LLC Trust
1.942%, 1M LIBOR + 0.150%, 07/25/36 (a)	348,831	188,756
1.952%, 1M LIBOR + 0.160%, 07/25/36 (a)	3,830,554	1,982,926
Small Business Administration Participation Certificates 5.510%, 11/01/27	746,847	807,550

Asset-Backed - Other—(Continued)
Sound Point CLO XIV, Ltd. 3.084%, 3M LIBOR + 1.150%, 01/23/29 (144A) (a)	1,300,000	1,299,992
SpringCastle Funding Asset-Backed Notes 3.200%, 05/27/36 (144A)	5,493,198	5,510,992
Stanwich Mortgage Loan Co. LLC 3.375%, 08/15/24 (144A) (h)	443,688	442,751
Structured Asset Securities Corp. Mortgage Loan Trust 3.191%, 1M LIBOR + 1.500%, 04/25/35 (a)	150,495	148,530
Symphony CLO, Ltd. 2.951%, 3M LIBOR + 0.950%, 07/14/26 (144A) (a)	1,600,000	1,600,056
THL Credit Wind River CLO, Ltd.
2.856%, 3M LIBOR + 0.870%, 10/15/27 (144A) (a)	400,000	399,644
2.881%, 3M LIBOR + 0.880%, 01/15/26 (144A) (a)	1,722,665	1,721,415
Towd Point Mortgage Trust 2.792%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	2,190,030	2,192,702
Tralee CLO, Ltd. 2.996%, 3M LIBOR + 1.030%, 10/20/27 (144A) (a)	3,200,000	3,198,419
Venture CLO, Ltd.
2.821%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	6,290,758	6,277,774
2.881%, 3M LIBOR + 0.880%, 07/15/27 (144A) (a)	2,590,577	2,585,503
VOLT LXII LLC 3.125%, 09/25/47 (144A) (h)	1,794,391	1,796,075
Voya CLO, Ltd. 2.660%, 3M LIBOR + 0.720%, 07/25/26 (144A) (a)	2,857,702	2,853,102
Z Capital Credit Partners CLO, Ltd. 2.951%, 3M LIBOR + 0.950%, 07/16/27 (144A) (a)	4,710,000	4,696,445

		129,454,768

Asset-Backed - Student Loan—0.5%
College Loan Corp. Trust 2.190%, 3M LIBOR + 0.250%, 01/25/24 (a)	900,000	874,955
SLM Student Loan Trust
Zero Coupon, 3M EURIBOR + 0.260%, 12/15/23 (EUR) (a)	33,349	37,420
Zero Coupon, 3M EURIBOR + 0.270%, 06/17/24 (EUR) (a)	486,605	543,549
2.490%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	3,700,000	3,635,189
3.440%, 3M LIBOR + 1.500%, 04/25/23 (a)	3,445,993	3,455,474
3.990%, 1M LIBOR + 2.250%, 06/16/42 (144A) (a)	932,188	938,409
SoFi Professional Loan Program LLC 2.050%, 01/25/41 (144A)	928,728	928,061

		10,413,057

Total Asset-Backed Securities (Cost $168,531,684)		170,652,893

Mortgage-Backed Securities—4.3%

Collateralized Mortgage Obligations—3.7%
Alternative Loan Trust
1.912%, 1M LIBOR + 0.120%, 06/25/36 (a)	1,072,295	1,020,381
5.000%, 07/25/35	273,183	233,650
6.000%, 03/25/37	4,622,638	3,170,187
6.000%, 04/25/37	1,007,204	1,001,387
Banc of America Funding Trust
2.205%, 1M LIBOR + 0.440%, 07/20/36 (a)	34,268	34,255
4.446%, 02/20/36 (a)	367,461	366,880

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Trust
4.048%, 09/25/35 (a)	53,428	$52,636
4.664%, 06/25/35 (a)	79,375	75,767
Bear Stearns Adjustable Rate Mortgage Trust 4.243%, 03/25/35 (a)	221,949	226,060
Bear Stearns ALT-A Trust
1.952%, 1M LIBOR + 0.160%, 02/25/34 (a)	110,858	106,717
4.103%, 09/25/35 (a)	697,575	573,527
Chase Mortgage Finance Trust 4.618%, 02/25/37 (a)	37,127	38,366
CHL Mortgage Pass-Through Trust 6.000%, 03/25/37	1,340,009	1,108,477
Citigroup Mortgage Loan Trust
1.908%, 1M LIBOR + 0.200%, 06/25/47 (144A) (a)	645,410	648,294
3.258%, 04/25/66 (144A) (a)	577,976	578,478
3.605%, 08/25/35 (a)	20,039	20,163
4.540%, 03/25/37 (a)	3,053,097	3,005,693
4.810%, 1Y H15 + 2.400%, 05/25/35 (a)	12,871	13,047
Countrywide Alternative Loan Trust
1.945%, 1M LIBOR + 0.180%, 02/20/47 (a)	707,377	557,738
1.972%, 1M LIBOR + 0.180%, 05/25/47 (a)	215,329	204,955
2.072%, 1M LIBOR + 0.280%, 12/25/35 (a)	22,580	22,445
5.500%, 06/25/25	389,112	386,779
Countrywide Home Loan Mortgage Pass-Through Trust
2.372%, 1M LIBOR + 0.580%, 04/25/35 (a)	475,717	451,686
3.878%, 08/25/34 (a)	47,784	45,838
4.130%, 11/20/34 (a)	32,046	32,217
Countrywide Home Reperforming Loan REMIC Trust 2.132%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	58,919	56,702
Credit Suisse Mortgage Capital Certificates
1.942%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	2,528,451	2,443,037
2.323%, 11/30/37 (144A) (a)	2,600,000	2,348,271
3.319%, 10/27/59 (144A) (a)	3,185,058	3,179,833
3.322%, 10/25/58 (144A) (a)	195,916	196,091
5.938%, 10/26/36 (144A) (a)	87,238	83,050
Deutsche ALT-B Securities Mortgage Loan Trust
1.892%, 1M LIBOR + 0.100%, 10/25/36 (a)	17,268	13,191
5.869%, 10/25/36 (h)	304,056	287,954
5.886%, 10/25/36 (h)	304,056	287,950
Eurosail-UK plc
1.729%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (a)	1,872,620	2,471,041
First Horizon Alternative Mortgage Securities Trust 3.840%, 06/25/34 (a)	123,353	124,408
Great Hall Mortgages No. 1 plc
0.924%, 3M GBP LIBOR + 0.130%, 03/18/39 (GBP) (a)	149,927	194,868
0.944%, 3M GBP LIBOR + 0.150%, 06/18/38 (GBP) (a)	93,490	121,680
GreenPoint Mortgage Funding Trust
1.972%, 1M LIBOR + 0.180%, 09/25/46 (a)	524,411	501,567
2.232%, 1M LIBOR + 0.440%, 06/25/45 (a)	220,911	209,201
2.332%, 1M LIBOR + 0.540%, 11/25/45 (a)	128,338	112,999
GSR Mortgage Loan Trust
4.133%, 12/25/34 (a)	479,014	485,411
4.217%, 11/25/35 (a)	331,818	322,966
4.269%, 09/25/35 (a)	110,419	113,183
4.302%, 01/25/35 (a)	93,777	95,216
4.337%, 05/25/35 (a)	266,900	258,807

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust
1.954%, 1M LIBOR + 0.190%, 09/19/37 (a)	30,482	29,668
2.204%, 1M LIBOR + 0.440%, 05/19/35 (a)	53,130	51,275
2.324%, 1M LIBOR + 0.560%, 02/19/36 (a)	114,646	94,346
2.365%, 1M LIBOR + 0.600%, 06/20/35 (a)	292,281	290,814
Hawksmoor Mortgages plc 1.761%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	9,295,883	12,341,166
IndyMac INDA Mortgage Loan Trust 4.430%, 11/25/35 (a)	63,492	63,914
JPMorgan Mortgage Trust
3.718%, 07/27/37 (144A) (a)	521,663	528,099
4.205%, 09/25/35 (a)	34,104	33,722
4.210%, 08/25/35 (a)	180,653	178,110
4.431%, 06/25/35 (a)	367,120	369,016
4.492%, 07/25/35 (a)	100,391	103,418
4.563%, 07/25/35 (a)	97,325	100,605
4.585%, 08/25/35 (a)	138,791	140,852
4.611%, 02/25/35 (a)	171,709	173,062
Lehman XS Trust
2.332%, 1M LIBOR + 0.540%, 12/25/35 (a)	111,466	109,719
2.942%, 1M LIBOR + 1.150%, 12/25/37 (a)	4,566,338	4,482,267
MASTR Adjustable Rate Mortgages Trust
3.628%, 12/25/33 (a)	70,705	69,637
4.696%, 11/21/34 (a)	80,727	82,655
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.180%, 1M LIBOR + 0.440%, 12/15/30 (a)	20,565	20,093
2.440%, 1M LIBOR + 0.700%, 11/15/31 (a)	121,464	122,579
Merrill Lynch Mortgage Investors Trust 3.861%, 12/25/35 (a)	98,009	89,364
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	1,258,747	1,263,947
National Credit Union Administration Guaranteed Notes
2.163%, 1M LIBOR + 0.450%, 10/07/20 (a)	729,353	730,700
2.273%, 1M LIBOR + 0.560%, 12/08/20 (a)	2,454,445	2,455,616
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	8,867,344	8,868,336
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 2.842%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	2,000,033
Residential Accredit Loans, Inc.
2.092%, 1M LIBOR + 0.300%, 08/25/35 (a)	88,646	79,360
3.255%, 10/25/37 (a)	1,131,511	1,059,419
3.599%, 12M MTA + 1.360%, 09/25/45 (a)	92,067	88,236
Residential Asset Securitization Trust 6.500%, 09/25/36	324,868	217,103
Sequoia Mortgage Trust
1.965%, 1M LIBOR + 0.200%, 07/20/36 (a)	551,185	535,804
2.114%, 1M LIBOR + 0.350%, 10/19/26 (a)	29,625	29,239
Structured Adjustable Rate Mortgage Loan Trust
3.640%, 12M MTA + 1.400%, 01/25/35 (a)	72,341	70,472
4.389%, 02/25/34 (a)	75,319	76,377
Structured Asset Mortgage Investments II Trust
1.982%, 1M LIBOR + 0.190%, 06/25/36 (a)	61,108	61,501
2.002%, 1M LIBOR + 0.210%, 05/25/36 (a)	31,095	29,424
2.014%, 1M LIBOR + 0.250%, 07/19/35 (a)	98,524	97,781
2.424%, 1M LIBOR + 0.660%, 10/19/34 (a)	51,779	51,971

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
TBW Mortgage-Backed Trust 6.015%, 07/25/37 (h)	207,377	$136,831
Towd Point Mortgage Funding plc 1.820%, 3M GBP LIBOR + 1.025%, 10/20/51 (144A) (GBP)	8,533,701	11,343,065
Wachovia Mortgage Loan Trust 2.022%, 1M LIBOR + 0.230%, 01/25/37 (a)	2,506,297	1,558,443
WaMu Mortgage Pass-Through Certificates Trust
2.627%, COFI + 1.500%, 07/25/46 (a)	491,458	473,757
2.627%, COFI + 1.500%, 11/25/46 (a)	161,443	162,095
3.010%, 12M MTA + 0.770%, 05/25/47 (a)	275,078	265,238
3.137%, 12M MTA + 0.810%, 12/25/46 (a)	63,129	63,392
3.240%, 12M MTA + 1.000%, 02/25/46 (a)	109,270	111,259
3.240%, 12M MTA + 1.000%, 08/25/46 (a)	3,757,265	3,517,533
3.271%, 11/25/36 (a)	135,728	130,550
3.440%, 12M MTA + 1.200%, 11/25/42 (a)	12,600	12,392
3.750%, 12/25/35 (a)	89,713	87,930
3.871%, 08/25/35 (a)	27,698	27,073
Wells Fargo Mortgage-Backed Securities Trust 5.220%, 04/25/36 (a)	98,356	96,612

		83,058,919

Commercial Mortgage-Backed Securities—0.6%
Bancorp Commercial Mortgage Trust 2.815%, 1M LIBOR + 1.050%, 09/15/36 (144A) (a)	5,663,821	5,668,538
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	25,098
JPMorgan Chase Commercial Mortgage Securities Trust 3.190%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	2,000,000	1,999,583
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,025,339

		14,718,558

Total Mortgage-Backed Securities (Cost $94,643,683)		97,777,477

Foreign Government—4.2%

Sovereign—4.2%
Argentina Bocon 23.225%, BADLAR + 0.000%, 10/04/22 (ARS) (a)	300,000	5,016
Argentina Bonar Bond 42.836%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	14,686,000	137,817
Argentina POM Politica Monetaria 56.590%, ARLLMON + 0.000%, 06/21/20 (ARS) (a)	245,435,000	2,145,159
Australia Government Bonds
1.446%, 02/21/22 (AUD) (c)	8,500,000	7,129,397
3.737%, 09/20/25 (AUD) (c)	11,150,000	11,497,651
Brazil Letras do Tesouro Nacional 4.219%, 07/01/20 (BRL) (i)	15,742,000	3,833,359
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	7,465,008	7,301,284
Japanese Government CPI Linked Bonds
0.100%, 03/10/24 (JPY) (c)	177,650,000	1,658,699
0.100%, 03/10/28 (JPY) (c)	1,474,956,540	13,954,768
0.100%, 03/10/29 (JPY) (c)	1,549,154,880	14,656,769

Sovereign—(Continued)
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	5,523,460
New Zealand Government Inflation Linked Bonds
2.500%, 09/20/35 (NZD) (c)	1,600,050	1,433,252
3.250%, 09/20/30 (NZD) (c)	11,600,000	10,553,242
Peruvian Government International Bond 5.940%, 02/12/29 (144A) (PEN)	6,800,000	2,315,443
Qatar Government International Bond 3.875%, 04/23/23	2,500,000	2,639,155
United Kingdom Gilt Inflation Linked Bond 1.250%, 11/22/27 (GBP) (c)	6,195,469	10,818,326

Total Foreign Government (Cost $105,160,996)		95,602,797

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,305,000

Municipals—0.0%
Tobacco Settlement Finance Authority 7.467%, 06/01/47 (Cost $661,877)	690,000	716,917

Short-Term Investments—9.5%

Repurchase Agreements—9.5%
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $200,017,555, collateralized by U.S. Treasury Inflation Indexed Notes with rates ranging from 0.125% - 0.250%, maturity dates ranging from 10/15/24 - 01/15/25, and an aggregate market value of $203,678,925.	200,000,000	200,000,000
Repurchase Agreement dated 12/31/19, at 1.850%, due on 01/02/20 with a maturity value of $10,601,089; collateralized by U.S. Treasury Bond at 3.750%, maturing 11/15/43, with a market value of $10,685,562.	10,600,000	10,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $4,074,891; collateralized by U.S. Treasury Note at 2.125%, maturing 09/30/21, with a market value of $4,158,405.	4,074,755	4,074,755

Total Short-Term Investments (Cost $214,674,755)		214,674,755

Total Purchased Options—0.0% (j) (Cost $2,147,180)		322,961
Total Investments—155.5% (Cost $3,543,825,635)		3,530,977,584
Other assets and liabilities (net)—(55.5)%		(1,260,892,642)

Net Assets—100.0%		$2,270,084,942

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $5,571,873.
(f)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2019, the market value of securities pledged was $3,578,143.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $9,665,764.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	The rate shown represents current yield to maturity.
(j)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $203,691,254, which is 9.0% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	15,416,000	CBNA	01/03/20	USD	3,721,784	$110,468
BRL	20,408,059	CBNA	01/03/20	USD	4,835,231	237,993
BRL	15,416,000	JPMC	01/03/20	USD	3,824,646	7,606
BRL	20,408,059	CBNA	02/04/20	USD	5,015,497	53,076
CAD	1,358,000	BNP	01/10/20	USD	1,022,063	23,780
COP	36,394,291,250	GSBU	01/15/20	USD	10,453,624	612,395
DKK	373,121,664	GSBU	01/02/20	USD	55,462,629	546,087
GBP	1,093,000	BBP	01/10/20	USD	1,461,598	(13,515)
IDR	163,075,788,500	DBAG	03/18/20	USD	11,408,688	256,758
JPY	320,000,000	CBNA	01/10/20	USD	2,947,407	(1,782)
KRW	7,967,232,000	BBP	03/18/20	USD	6,720,000	182,123
KRW	400,631,400	CSI	03/18/20	USD	338,000	9,072
KRW	2,241,729,000	CSI	03/18/20	USD	1,890,000	52,041
KRW	2,930,061,600	CSI	03/18/20	USD	2,472,000	66,353
MXN	204,775,000	CBNA	01/22/20	USD	10,455,706	344,718
MXN	3,815,000	UBSA	02/12/20	USD	196,815	3,760
MXN	152,357,000	CBNA	06/17/20	USD	7,727,935	136,529
MYR	506,797	BBP	03/18/20	USD	121,003	2,687
PEN	7,267,017	CBNA	01/10/20	USD	2,164,413	28,543
RUB	59,577,326	SG	01/24/20	USD	908,606	49,552
RUB	682,856,341	GSBU	02/18/20	USD	10,651,321	297,789
SGD	7,867,000	BBP	03/18/20	USD	5,791,112	62,399
TWD	90,150,016	CSI	03/18/20	USD	2,978,000	40,154
TWD	103,027,680	CSI	03/18/20	USD	3,407,000	42,288
TWD	160,725,600	CSI	03/18/20	USD	5,315,000	65,971

Contracts to Deliver
AUD	27,219,000	BBP	01/10/20	USD	18,472,583	(631,888)
BRL	20,408,059	CBNA	01/03/20	USD	5,021,668	(51,556)
BRL	15,416,000	CBNA	01/03/20	USD	3,824,646	(7,606)
BRL	15,416,000	JPMC	01/03/20	USD	4,007,383	175,131
BRL	15,742,000	CBNA	07/02/20	USD	3,767,741	(113,274)
CAD	10,655,000	UBSA	01/10/20	USD	8,005,259	(200,525)
CNH	743,071	BBP	03/18/20	USD	103,764	(2,798)
COP	36,460,572,500	CBNA	02/14/20	USD	10,518,737	(555,030)
DKK	374,080,000	GSBU	01/02/20	USD	55,161,655	(990,915)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
DKK	373,121,664	GSBU	04/01/20	USD	55,811,062	$(543,926)
DKK	62,365,000	UBSA	04/01/20	USD	9,762,970	343,579
DKK	3,323,000	UBSA	04/01/20	USD	518,554	16,660
EUR	16,284,000	BBP	01/10/20	USD	18,075,631	(198,110)
EUR	16,158,195	BBP	01/10/20	USD	17,853,497	(279,068)
GBP	29,660,000	BNP	01/10/20	USD	38,408,220	(887,418)
GBP	778,000	GSBU	01/10/20	USD	1,019,202	(11,547)
JPY	3,689,600,000	UBSA	01/10/20	USD	33,747,154	(215,908)
KRW	13,678,189,410	CBNA	03/18/20	USD	11,658,078	(191,526)
MXN	152,357,000	CBNA	01/22/20	USD	7,897,214	(138,533)
MXN	52,418,000	JPMC	01/22/20	USD	2,608,315	(156,362)
MXN	45,741,550	GSBU	01/28/20	USD	2,271,123	(139,212)
NZD	17,880,000	UBSA	01/10/20	USD	11,497,072	(540,354)
PEN	7,267,017	CBNA	01/10/20	USD	2,161,259	(31,697)
PEN	7,267,017	CBNA	03/04/20	USD	2,159,397	(29,454)
SGD	7,931,254	GSBU	03/18/20	USD	5,801,117	(100,203)
TWD	357,297,680	DBAG	03/18/20	USD	11,828,699	(133,355)

Net Unrealized Depreciation						$(2,398,050)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Call Options on Euro-Bobl Futures, Strike EUR 139.00	02/21/20	75	EUR	375	$(43)
Call Options on Euro-OAT Futures, Strike EUR 190.00	02/21/20	4	EUR	40	(2)
Call Options on Euro-Schatz Futures, Strike EUR 114.00	02/21/20	3,817	EUR	19,085	(2,183)
Euro Short-BTP Futures	03/06/20	904	EUR	101,636,720	(9,160)
Euro-BTP Futures	03/06/20	13	EUR	1,851,980	(27,395)
Euro-Bund Futures	03/06/20	596	EUR	101,612,040	(1,956,784)
Put Options on Euro-Bund Futures, Strike EUR 157.00	02/21/20	272	EUR	2,720	(156)
U.S. Treasury Note 2 Year Futures	03/31/20	99	USD	21,334,500	(7,085)
U.S. Treasury Note Ultra 10 Year Futures	03/20/20	668	USD	93,989,688	(274,747)
U.S. Treasury Ultra Long Bond Futures	03/20/20	132	USD	23,978,625	(722,066)

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/16/20	(57)	AUD	(8,148,614)	103,348
Australian 3 Year Treasury Bond Futures	03/16/20	(117)	AUD	(13,456,599)	63,370
Call Options on Euro-Bund Futures, Strike EUR 172.00	02/21/20	(133)	EUR	(74,480)	101,318
Euro-Bobl Futures	03/06/20	(458)	EUR	(61,202,540)	202,433
Euro-Buxl 30 Year Bond Futures	03/06/20	(187)	EUR	(37,097,060)	1,065,369
Euro-OAT Futures	03/06/20	(4)	EUR	(651,080)	9,620
Euro-Schatz Futures	03/06/20	(3,271)	EUR	(366,041,255)	269,808
Japanese Government 10 Year Bond Futures	03/13/20	(17)	JPY	(2,587,060,000)	2,614
Put Options on Euro-Bund Futures, Strike EUR 172.00	02/21/20	(133)	EUR	(275,310)	(141,563)
U.S. Treasury Long Bond Futures	03/20/20	(567)	USD	(88,398,844)	1,668,622
U.S. Treasury Note 5 Year Futures	03/31/20	(2,860)	USD	(339,222,813)	1,010,874
United Kingdom Long Gilt Bond Futures	03/27/20	(71)	GBP	(9,327,980)	100,554

Net Unrealized Appreciation					$1,456,746

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - OTC - 1 Yr. IRS	1.500%	DBAG	3M LIBOR	Pay	03/10/20	300,540,000	USD	300,540,000	$426,991	$27,529	$(399,462)
Call - OTC - 1 Yr. IRS	1.500%	CBNA	3M LIBOR	Pay	03/10/20	290,940,000	USD	290,940,000	413,162	26,650	(386,512)
Call - OTC - 2 Yr. IRS	1.066%	JPMC	3M LIBOR	Pay	10/02/20	325,700,000	USD	325,700,000	1,300,063	268,475	(1,031,588)

Totals									$2,140,216	$322,654	$(1,817,562)

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - U.S. Treasury Note 10-Year Futures	USD	117.500	02/21/20	306	USD	306,000	$2,632	$306	$(2,326)

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized (Depreciation)
Put - OTC - Uniform Mortgage-Backed Securities 3.500%, TBA	JPMC	USD 73.00	01/07/20	91,400,000	USD	91,400,000	$3,570	$1	$(3,569)
Put - OTC - Uniform Mortgage-Backed Securities 3.500%, TBA	JPMC	USD 71.00	01/07/20	19,500,000	USD	19,500,000	762	—	(762)

Total							$4,332	$1	$(4,331)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPALEMU Index	100.151	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(396,824)	$(9,811)	$387,013
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	—	254,625
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	—	19,460
Floor - OTC CPURNSA Index	200.000	MSCS	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/02/20	(146,700,000)	USD	(146,700,000)	(113,693)	(1)	113,692
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(46,900,000)	USD	(46,900,000)	(418,240)	—	418,240
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(4,600,000)	USD	(4,600,000)	(59,340)	—	59,340
Floor - OTC YOY CPURNSA Index	233.916	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/20	(33,500,000)	USD	(33,500,000)	(378,550)	—	378,550
Floor - OTC YOY CPURNSA Index	238.643	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/20	(14,900,000)	USD	(14,900,000)	(275,009)	(1)	275,008

Totals								$(1,915,741)	$(9,813)	$1,905,928

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Written Options - (Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - OTC - 10 Yr. IRS	1.302%	JPMC	3M LIBOR	Receive	10/02/20	(68,400,000)	USD	(68,400,000)	$(1,299,600)	$(283,621)	$1,015,979
Call - OTC - 5 Yr. IRS	1.404%	CBNA	3M LIBOR	Receive	03/10/20	(61,130,000)	USD	(61,130,000)	(432,529)	(57,248)	375,281
Call - OTC - 5 Yr. IRS	1.404%	DBAG	3M LIBOR	Receive	03/10/20	(63,160,000)	USD	(63,160,000)	(437,262)	(59,149)	378,113

Totals									$(2,169,391)	$(400,018)	$1,769,373

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year CDS	0.800%	BNP	ITRX.EUR.32	Sell	01/15/20	(1,800,000)	EUR	(1,800,000)	$(2,457)	$(49)	$2,408
Put - OTC - 5-Year CDS	0.800%	DBAG	ITRX.EUR.32	Sell	01/15/20	(3,700,000)	EUR	(3,700,000)	(5,467)	(100)	5,367
Put - OTC - 5-Year CDS	0.800%	BBP	ITRX.EUR.32	Sell	02/19/20	(1,800,000)	EUR	(1,800,000)	(3,615)	(184)	3,431
Put - OTC - 5-Year CDS	0.900%	BNP	ITRX.EUR.32	Sell	02/19/20	(3,400,000)	EUR	(3,400,000)	(5,215)	(261)	4,954
Put - OTC - 5-Year CDS	0.800%	DBAG	ITRX.EUR.32	Sell	03/18/20	(1,800,000)	EUR	(1,800,000)	(2,691)	(347)	2,344
Put - OTC - 5-Year CDS	0.800%	JPMC	ITRX.EUR.32	Sell	03/18/20	(2,200,000)	EUR	(2,200,000)	(2,527)	(422)	2,105
Put - OTC - 5-Year CDS	0.700%	DBAG	ITRX.EUR.32	Sell	02/19/20	(3,100,000)	EUR	(3,100,000)	(2,746)	(461)	2,285
Put - OTC - 5-Year CDS	0.800%	BNP	ITRX.EUR.32	Sell	02/19/20	(4,600,000)	EUR	(4,600,000)	(6,975)	(471)	6,504
Put - OTC - 5-Year CDS	0.700%	JPMC	ITRX.EUR.32	Sell	03/18/20	(2,100,000)	EUR	(2,100,000)	(2,315)	(620)	1,695
Put - OTC - 5-Year CDS	0.800%	GSI	ITRX.EUR.32	Sell	03/18/20	(4,000,000)	EUR	(4,000,000)	(4,053)	(768)	3,285
Put - OTC - 5-Year CDS	0.800%	BNP	ITRX.EUR.32	Sell	03/18/20	(4,200,000)	EUR	(4,200,000)	(5,342)	(806)	4,536
Put - OTC - 5-Year CDS	0.700%	BBP	ITRX.EUR.32	Sell	03/18/20	(9,700,000)	EUR	(9,700,000)	(11,423)	(2,864)	8,559
Call - OTC - 5-Year CDS	0.425%	JPMC	ITRX.EUR.32	Buy	03/18/20	(2,100,000)	EUR	(2,100,000)	(1,273)	(1,794)	(521)
Call - OTC - 5-Year CDS	0.425%	DBAG	ITRX.EUR.32	Buy	02/19/20	(3,100,000)	EUR	(3,100,000)	(1,201)	(2,067)	(866)
Call - OTC - 5-Year CDS	0.450%	DBAG	ITRX.EUR.32	Buy	03/18/20	(1,800,000)	EUR	(1,800,000)	(1,296)	(2,756)	(1,460)
Call - OTC - 5-Year CDS	0.450%	JPMC	ITRX.EUR.32	Buy	03/18/20	(2,200,000)	EUR	(2,200,000)	(2,085)	(3,367)	(1,282)
Call - OTC - 5-Year CDS	0.475%	BNP	ITRX.EUR.32	Buy	01/15/20	(1,800,000)	EUR	(1,800,000)	(1,061)	(3,495)	(2,434)
Call - OTC - 5-Year CDS	0.450%	BNP	ITRX.EUR.32	Buy	02/19/20	(2,800,000)	EUR	(2,800,000)	(1,545)	(3,758)	(2,213)
Call - OTC - 5-Year CDS	0.475%	BNP	ITRX.EUR.32	Buy	02/19/20	(1,800,000)	EUR	(1,800,000)	(987)	(4,024)	(3,037)
Call - OTC - 5-Year CDS	0.475%	BBP	ITRX.EUR.32	Buy	02/19/20	(1,800,000)	EUR	(1,800,000)	(1,057)	(4,024)	(2,967)
Call - OTC - 5-Year CDS	0.450%	GSI	ITRX.EUR.32	Buy	03/18/20	(4,000,000)	EUR	(4,000,000)	(3,451)	(6,122)	(2,671)
Call - OTC - 5-Year CDS	0.450%	BNP	ITRX.EUR.32	Buy	03/18/20	(4,200,000)	EUR	(4,200,000)	(3,388)	(6,428)	(3,040)
Call - OTC - 5-Year CDS	0.475%	DBAG	ITRX.EUR.32	Buy	01/15/20	(3,700,000)	EUR	(3,700,000)	(2,025)	(7,183)	(5,158)
Call - OTC - 5-Year CDS	0.425%	BBP	ITRX.EUR.32	Buy	03/18/20	(9,700,000)	EUR	(9,700,000)	(5,006)	(8,286)	(3,280)

Totals									$(79,201)	$(60,657)	$18,544

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 10 Year Futures	USD	129.000	01/24/20	(13)	USD	(13,000)	$(3,974)	$(3,453)	$521
Call - U.S. Treasury Note 10 Year Futures	USD	129.500	01/24/20	(143)	USD	(143,000)	(124,946)	(20,109)	104,837
Put - U.S. Treasury Note 10-Year Futures	USD	127.000	01/24/20	(13)	USD	(13,000)	(2,218)	(1,220)	998
Put - U.S. Treasury Note 10-Year Futures	USD	129.500	01/24/20	(143)	USD	(143,000)	(129,415)	(174,281)	(44,866)

Totals							$(260,553)	$(199,063)	$61,490

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid	Unrealized (Depreciation)(1)
Receive	12M CPURNSA	Maturity	2.560%	Maturity	05/08/23	DBAG	USD	12,300,000	$(1,332,952)	$—	$(1,332,952)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(543,266)	$(16,836)	$(526,430)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(10,230)	—	(10,230)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	97,017	3,443	93,574
Pay	12M CPURNSA	Annually	2.335%	Annually	02/05/28	USD	13,090,000	311,701	28,402	283,299
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	297,338	(1,137)	298,475
Pay	12M FRCPX	Maturity	1.280%	Maturity	11/15/34	EUR	2,300,000	(25,473)	—	(25,473)
Pay	12M FRCPX	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(6,233)	—	(6,233)
Pay	12M FRCPXT	Annually	1.910%	Annually	01/15/38	EUR	350,000	51,365	2,831	48,534
Pay	12M HICP	Maturity	1.243%	Maturity	08/15/39	EUR	2,590,000	(103,312)	—	(103,312)
Pay	12M HICP	Maturity	1.387%	Maturity	08/15/49	EUR	1,270,000	(75,740)	—	(75,740)
Pay	12M HICP	Annually	1.535%	Annually	03/15/28	EUR	370,000	17,245	—	17,245
Pay	12M HICP	Maturity	1.570%	Maturity	03/15/39	EUR	590,000	29,881	—	29,881
Pay	12M HICP	Maturity	1.620%	Maturity	05/15/28	EUR	1,670,000	93,533	105	93,428
Pay	12M HICP	Maturity	1.945%	Maturity	11/15/48	EUR	1,230,000	253,103	—	253,103
Pay	12M HICP	Maturity	1.946%	Maturity	03/15/48	EUR	2,100,000	441,426	5,193	436,233
Pay	12M HICP	Maturity	1.950%	Maturity	11/15/48	EUR	2,040,000	424,949	6,704	418,245
Pay	12M UKRPI	Maturity	3.140%	Maturity	04/15/31	GBP	600,000	(32,580)	(63,551)	30,971
Pay	12M UKRPI	Annually	3.300%	Annually	12/15/30	GBP	4,500,000	24,196	(213,641)	237,837
Pay	12M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	12,100,000	312,639	113,664	198,975
Pay	12M UKRPI	Annually	3.500%	Annually	09/15/33	GBP	1,040,000	48,815	745	48,070
Pay	12M UKRPI	Maturity	3.350%	Maturity	05/15/30	GBP	10,300,000	443,173	(54,185)	497,358
Pay	12M UKRPI	Annually	3.358%	Annually	04/15/35	GBP	2,900,000	173,483	(64,562)	238,045
Pay	12M UKRPI	Annually	3.400%	Annually	06/15/30	GBP	15,300,000	807,018	64,254	742,764
Pay	12M UKRPI	Annually	3.470%	Annually	09/15/32	GBP	7,240,000	285,045	(23,095)	308,140
Pay	12M UKRPI	Maturity	3.530%	Maturity	10/15/31	GBP	580,000	27,769	15,822	11,947
Pay	12M UKRPI	Maturity	3.572%	Maturity	05/15/34	GBP	1,230,000	63,834	—	63,834
Pay	12M UKRPI	Maturity	3.579%	Maturity	10/15/33	GBP	2,400,000	177,345	—	177,345
Pay	12M UKRPI	Maturity	3.580%	Maturity	06/15/39	GBP	2,120,000	230,214	2,087	228,127
Pay	12M UKRPI	Maturity	3.590%	Maturity	06/15/39	GBP	2,200,000	248,522	—	248,522
Pay	12M UKRPI	Maturity	3.600%	Maturity	06/15/39	GBP	1,410,000	165,457	(3,916)	169,373
Pay	12M UKRPI	Maturity	3.850%	Maturity	09/15/24	GBP	13,900,000	653,467	(1,799)	655,266
Pay	3M LIBOR	Quarterly	1.843%	Semi-Annually	02/24/25	USD	57,350,000	329,191	—	329,191
Receive	12M CPURNSA	Maturity	1.432%	Maturity	08/06/21	USD	8,100,000	56,861	—	56,861
Receive	12M CPURNSA	Maturity	1.445%	Maturity	09/09/21	USD	22,380,000	165,361	—	165,361
Receive	12M CPURNSA	Annually	1.550%	Annually	07/26/21	USD	7,500,000	180,856	253,846	(72,990)
Receive	12M CPURNSA	Maturity	1.592%	Maturity	09/20/21	USD	28,400,000	116,801	(2,029)	118,830
Receive	12M CPURNSA	Annually	1.603%	Annually	09/12/21	USD	5,870,000	115,259	176,800	(61,541)
Receive	12M CPURNSA	Maturity	1.816%	Maturity	05/13/21	USD	2,800,000	5,973	—	5,973
Receive	12M CPURNSA	Maturity	1.875%	Maturity	03/14/21	USD	13,000,000	26,464	—	26,464
Receive	12M CPURNSA	Maturity	1.927%	Maturity	03/18/21	USD	10,200,000	11,250	—	11,250
Receive	12M CPURNSA	Maturity	1.998%	Maturity	03/22/21	USD	48,250,000	(9,684)	—	(9,684)
Receive	12M CPURNSA	Annually	2.021%	Annually	11/25/20	USD	10,400,000	14,694	—	14,694
Receive	12M CPURNSA	Annually	2.027%	Annually	11/23/20	USD	11,000,000	14,325	—	14,325
Receive	12M CPURNSA	Annually	2.069%	Annually	07/15/22	USD	4,500,000	(23,339)	—	(23,339)
Receive	12M CPURNSA	Annually	2.210%	Annually	02/05/23	USD	25,780,000	(445,339)	—	(445,339)
Receive	12M CPURNSA	Annually	2.263%	Annually	04/27/23	USD	13,492,000	(314,402)	(2,800)	(311,602)
Receive	12M FRCPXT	Annually	1.000%	Annually	04/15/20	EUR	1,190,000	(1,243)	—	(1,243)
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	10,500,000	(34,638)	(3,851)	(30,787)
Receive	12M FRCPXT	Annually	1.160%	Annually	08/15/20	EUR	530,000	(4,156)	183	(4,339)
Receive	12M FRCPXT	Annually	1.345%	Annually	06/15/21	EUR	4,900,000	(71,992)	—	(71,992)
Receive	1D FEDRC	Annually	2.000%	Annually	12/15/47	USD	9,630,000	(289,558)	22,083	(311,641)
Receive	1D FEDRC	Annually	2.428%	Annually	12/20/47	USD	2,000,000	(248,881)	—	(248,881)
Receive	1D FEDRC	Annually	2.478%	Annually	12/20/47	USD	4,834,000	(655,430)	17,887	(673,317)
Receive	1D FEDRC	Annually	2.499%	Annually	12/20/47	USD	1,590,000	(223,059)	—	(223,059)
Receive	12M UKRPI	Maturity	3.598%	Maturity	09/15/34	GBP	15,220,000	(1,002,207)	9,346	(1,011,553)
Receive	3M LIBOR	Semi-Annually	1.750%	Quarterly	09/12/29	USD	97,900,000	1,364,270	222,874	1,141,396
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	07/27/26	USD	13,350,000	(28,632)	—	(28,632)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	07/27/26	USD	54,110,000	$(496,523)	$1,487,732	$(1,984,255)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	03/20/50	USD	320,000	6,942	(6,913)	13,855
Receive	3M LIBOR	Semi-Annually	2.150%	Quarterly	06/19/48	USD	2,410,000	(30,045)	—	(30,045)
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	06/20/28	USD	28,730,000	(916,981)	1,593,677	(2,510,658)
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	12/11/49	USD	8,300,000	(299,812)	(32,096)	(267,716)
Receive	3M LIBOR	Semi-Annually	2.250%	Quarterly	03/12/50	USD	3,900,000	(139,426)	(11,672)	(127,754)
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	12/07/26	USD	12,100,000	(317,934)	137,159	(455,093)
Receive	3M NZDBB	Semi-Annually	3.250%	Quarterly	03/21/28	NZD	8,400,000	(689,277)	25,634	(714,911)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	(125,577)	(14,261)	(111,316)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	(68,772)	(6,734)	(62,038)

Totals								$853,041	$3,667,393	$(2,814,352)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX.NA.HY.33	(5.000%)	Quarterly	12/20/24	2.800%	USD	74,547,000	$(7,181,485)	$(4,351,469)	$(2,830,016)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 0.625%, due 03/05/20	1.000%	Quarterly	12/20/20	0.991%	EUR	890,000	$8,578	$14,752	$(6,174)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/20	0.353%	USD	500,000	3,143	(5,787)	8,930
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.651%	USD	1,000,000	13,270	(43,489)	56,759

Totals							$24,991	$(34,524)	$59,515

OTC Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Mexico Government International Bonds 4.150%, due 3/28/27	(1.000%)	Quarterly	12/20/23	BNP	0.558%	USD	3,450,000	$(58,456)	$28,567	$(87,023)
Mexico Government International Bonds 4.150%, due 3/28/27	(1.000%)	Quarterly	12/20/23	BBP	0.558%	USD	1,500,000	(25,416)	12,293	(37,709)
Mexico Government International Bonds 4.150%, due 3/28/27	(1.000%)	Quarterly	12/20/23	GSI	0.558%	USD	8,350,000	(141,480)	60,532	(202,012)

Totals								$(225,352)	$101,392	$(326,744)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	DBAG	0.215%	USD	7,900,000	$102,522	$(496,449)	$598,971
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	GSI	0.215%	USD	900,000	11,680	(46,593)	58,273

Totals								$114,202	$(543,042)	$657,244

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(ARLLMON)—	Argentina Blended Historical Policy Rate
(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(COFI)—	11th District Cost of Fund Index
(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(CDS)—	Credit Default Swap
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(YOY)—	Year-Over-Year Option

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,739,832,587	$—	$2,739,832,587
Total Corporate Bonds & Notes*	—	210,092,197	—	210,092,197
Total Asset-Backed Securities*	—	170,652,893	—	170,652,893
Total Mortgage-Backed Securities*	—	97,777,477	—	97,777,477
Total Foreign Government*	—	95,602,797	—	95,602,797
Total Convertible Preferred Stock*	1,305,000	—	—	1,305,000
Total Municipals*	—	716,917	—	716,917
Total Short-Term Investments*	—	214,674,755	—	214,674,755
Purchased Options
Interest Rate Swaptions at Value	—	322,654	—	322,654
OTC Options on Securities at Value	—	1	—	1
Options on Exchange-Traded Futures Contracts at Value	306	—	—	306
Total Purchased Options	$306	$322,655	$—	$322,961
Total Investments	$1,305,306	$3,529,672,278	$—	$3,530,977,584

Secured Borrowings (Liability)	$—	$(1,470,241,679)	$—	$(1,470,241,679)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,767,512	$—	$3,767,512
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,165,562)	—	(6,165,562)
Total Forward Contracts	$—	$(2,398,050)	$—	$(2,398,050)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,597,930	$—	$—	$4,597,930
Futures Contracts (Unrealized Depreciation)	(3,141,184)	—	—	(3,141,184)
Total Futures Contracts	$1,456,746	$—	$—	$1,456,746
Written Options
Credit Default Swaptions at Value	$—	$(60,657)	$—	$(60,657)
Inflation Capped Options at Value	—	(9,813)	—	(9,813)
Interest Rate Swaptions at Value	—	(400,018)	—	(400,018)
Options on Exchange-Traded Futures Contracts at Value	(199,063)	—	—	(199,063)
Total Written Options	$(199,063)	$(470,488)	$—	$(669,551)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,792,480	$—	$7,792,480
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(13,377,333)	—	(13,377,333)
Total Centrally Cleared Swap Contracts	$—	$(5,584,853)	$—	$(5,584,853)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$114,202	$—	$114,202
OTC Swap Contracts at Value (Liabilities)	—	(1,558,304)	—	(1,558,304)
Total OTC Swap Contracts	$—	$(1,444,102)	$—	$(1,444,102)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$3,530,977,584
Cash	32,507
Cash denominated in foreign currencies (b)	6,741,948
Cash collateral (c)	1,666,000
OTC swap contracts at market value (d)	114,202
Unrealized appreciation on forward foreign currency exchange contracts	3,767,512
Receivable for:
Investments sold	854,425,856
TBA securities sold	247,436,303
Premium on written options	451,559
Fund shares sold	471,295
Principal paydowns	68,667
Interest	10,234,311
Variation margin on futures contracts	1,581,023
Interest on OTC swap contracts	244,480
Variation margin on centrally cleared swap contracts	1,138,959
Prepaid expenses	7,131
Other assets	15,178

Total Assets	4,659,374,515
Liabilities
Written options at value (e)	669,551
Secured borrowings	1,470,241,679
OTC swap contracts at market value (f)	1,558,304
Cash collateral (g)	4,713,000
Unrealized depreciation on forward foreign currency exchange contracts	6,165,562
Payables for:
Investments purchased	331,407,717
TBA securities purchased	570,689,019
Fund shares redeemed	1,512,562
Deferred dollar roll income	618,883
Accrued Expenses:
Management fees	891,000
Distribution and service fees	218,323
Deferred trustees’ fees	153,931
Other expenses	450,042

Total Liabilities	2,389,289,573

Net Assets	$2,270,084,942

Net Assets Consist of:
Paid in surplus	$2,594,243,212
Distributable earnings (Accumulated losses)	(324,158,270)

Net Assets	$2,270,084,942

Net Assets
Class A	$1,232,443,445
Class B	1,014,790,065
Class E	22,851,432
Capital Shares Outstanding*
Class A	123,033,471
Class B	102,232,939
Class E	2,295,345
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.02
Class B	9.93
Class E	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,543,825,635.
(b)	Identified cost of cash denominated in foreign currencies was $6,826,472.
(c)	Includes collateral of $1,407,000 for centrally cleared swap contracts and $259,000 for futures contracts.
(d)	Net premium received on OTC swap contracts was $543,042.
(e)	Premiums received on written options were $4,424,886.
(f)	Net premium paid on OTC swap contracts was $101,392.
(g)	Includes collateral of $1,790,000 for OTC swap contracts, $684,000 for TBAs and $2,239,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$67,500
Interest (a)	82,352,623

Total investment income	82,420,123
Expenses
Management fees	11,035,943
Administration fees	97,773
Custodian and accounting fees	302,434
Distribution and service fees—Class B	2,593,949
Distribution and service fees—Class E	35,385
Interest expense	20,986,866
Audit and tax services	139,004
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	126,116
Insurance	16,715
Miscellaneous	21,413

Total expenses	35,458,920
Less management fee waiver	(336,548)

Net expenses	35,122,372

Net Investment Income	47,297,751

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	16,743,770
Purchased options	8,003,940
Futures contracts	(33,066,762)
Written options	(4,710,434)
Swap contracts	(2,041,913)
Foreign currency transactions	(2,397,832)
Forward foreign currency transactions	12,123,518

Net realized loss	(5,345,713)

Net change in unrealized appreciation (depreciation) on:
Investments	150,443,687
Purchased options	(1,823,559)
Futures contracts	12,767,471
Written options	2,098,812
Swap contracts	(8,703,505)
Foreign currency transactions	(323,030)
Forward foreign currency transactions	(6,246,788)

Net change in unrealized appreciation	148,213,088

Net realized and unrealized gain	142,867,375

Net Increase in Net Assets From Operations	$190,165,126

(a)	Net of foreign withholding taxes of $1,514.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$47,297,751	$74,348,211
Net realized loss	(5,345,713)	(33,383,090)
Net change in unrealized appreciation (depreciation)	148,213,088	(99,281,937)

Increase (decrease) in net assets from operations	190,165,126	(58,316,816)

From Distributions to Shareholders
Class A	(45,498,032)	(25,053,866)
Class B	(35,204,640)	(18,321,345)
Class E	(813,062)	(438,923)

Total distributions	(81,515,734)	(43,814,134)

Decrease in net assets from capital share transactions	(173,341,592)	(219,166,533)

Total decrease in net assets	(64,692,200)	(321,297,483)

Net Assets
Beginning of period	2,334,777,142	2,656,074,625

End of period	$2,270,084,942	$2,334,777,142

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	3,170,529	$31,223,676	5,622,203	$55,183,854
Reinvestments	4,676,057	45,498,032	2,593,568	25,053,866
Redemptions	(16,723,041)	(165,256,173)	(17,472,585)	(169,402,500)

Net decrease	(8,876,455)	$(88,534,465)	(9,256,814)	$(89,164,780)

Class B
Sales	3,557,691	$34,892,173	4,199,913	$40,708,749
Reinvestments	3,644,373	35,204,640	1,910,463	18,321,345
Redemptions	(15,624,650)	(152,808,462)	(19,317,525)	(185,813,675)

Net decrease	(8,422,586)	$(82,711,649)	(13,207,149)	$(126,783,581)

Class E
Sales	286,569	$2,825,790	199,278	$1,927,290
Reinvestments	83,994	813,062	45,674	438,923
Redemptions	(584,010)	(5,734,330)	(577,565)	(5,584,385)

Net decrease	(213,447)	$(2,095,478)	(332,613)	$(3,218,172)

Decrease derived from capital shares transactions		$(173,341,592)		$(219,166,533)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2019

Cash Flows From Operating Activities

Net Increase in Net Assets from Operations	$190,165,126

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(8,720,241,530)
Proceeds from investments sold	9,167,456,778
Proceeds from short-term investments, net	460,093,312
Net amortization/accretion of premium (discount)	18,804,023
Payments on forward sales commitments, net	(108,185,597)
Premium paid on open written options, net	(2,659,047)
Proceeds received on closed purchased options, net	5,867,923
Decrease in interest receivable	375,227
Decrease in cash collateral, asset	4,040,000
Increase in OTC swap contracts at market value, asset	(97,068)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	2,646,613
Decrease in receivable for investments sold	172,093,825
Increase in receivable for TBA securities sold	(54,997,826)
Increase in receivable for premium on written options	(451,559)
Increase in receivable for principal paydowns	(1,894)
Increase in receivable for variation margin on centrally cleared swap contracts	(1,102,089)
Increase in receivable for variation margin on futures contracts	(1,581,023)
Increase in receivable for Interest on OTC swap contracts	(244,480)
Decrease in receivable for deferred dollar roll income, asset	631,709
Increase in other assets and prepaid expenses	(512)
Decrease in OTC swap contracts at market value, liability	(113,190)
Decrease in cash collateral, liability	(9,248,000)
Increase in unrealized depreciation on forward foreign currency exchange contracts	3,600,175
Decrease in payable for investments purchased	(294,404,465)
Increase in payable for TBA securities purchased	8,354,968
Decrease in variation margin on futures contracts	(38,932)
Decrease in interest on OTC swap contracts	(9,349)
Increase in payable for deferred dollar roll income, liability	618,883
Decrease in accrued management fees	(32,181)
Decrease in accrued distribution and service fees	(10,504)
Increase in deferred trustee’s fees	29,975
Decrease in other expenses	(159,288)
Payments on foreign currency transactions	(2,720,862)
Net realized gain from investments, purchased options and written options	(20,037,276)
Net realized loss on foreign currency transactions	2,397,832
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	(150,718,940)
Net change in unrealized appreciation on foreign currency transactions	323,030

Net cash provided by operating activities	$670,443,787

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold . . . . .	68,495,885
Payment on shares redeemed, including decrease in payable for shares redeemed	(325,804,627)
Proceeds from issuance of reverse repurchase agreements	54,532,761
Repayment of reverse repurchase agreements	(53,895,833)
Proceeds from secured borrowings	17,946,619,425
Repayment of secured borrowings	(18,360,769,698)

Net cash used in financing activities	$(670,822,087)

Net decrease in cash and foreign currency (a)	$(378,300)

Cash and cash in foreign currency at beginning of year	$7,152,755

Cash and cash in foreign currency at end of year	$6,774,455

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(81,515,734)

Cash paid for interest and fees on borrowings:	$20,986,866

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $134,660.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.57		$9.96	$9.77	$9.30		$10.07

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.30	0.29	0.23		0.07
Net realized and unrealized gain (loss)	0.60		(0.51)	0.08	0.24		(0.33)

Total income (loss) from investment operations	0.81		(0.21)	0.37	0.47		(0.26)

Less Distributions
Distributions from net investment income	(0.36)		(0.18)	(0.18)	0.00		(0.51)

Total distributions	(0.36)		(0.18)	(0.18)	0.00		(0.51)

Net Asset Value, End of Period	$10.02		$9.57	$9.96	$9.77		$9.30

Total Return (%) (b)	8.60	(c)	(2.13)	3.81	5.05	(c)	(2.71	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.42		1.24	0.96	0.75		0.61
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51		0.51	0.51	0.51		0.51
Net ratio of expenses to average net assets (%) (d) (e)	1.40		1.23	0.95	0.75		0.61
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.50		0.49	0.49	0.50		0.50
Ratio of net investment income to average net assets (%)	2.15		3.05	2.96	2.32		0.71
Portfolio turnover rate (%)	290	(f)	256 (f)	133 (f)	120	(f)	64
Net assets, end of period (in millions)	$1,232.4		$1,261.9	$1,405.7	$1,385.2		$1,445.5

	Class B
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.48		$9.87	$9.69	$9.24		$10.01

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.27	0.27	0.20		0.04
Net realized and unrealized gain (loss)	0.60		(0.51)	0.06	0.25		(0.32)

Total income (loss) from investment operations	0.79		(0.24)	0.33	0.45		(0.28)

Less Distributions
Distributions from net investment income	(0.34)		(0.15)	(0.15)	0.00		(0.49)

Total distributions	(0.34)		(0.15)	(0.15)	0.00		(0.49)

Net Asset Value, End of Period	$9.93		$9.48	$9.87	$9.69		$9.24

Total Return (%) (b)	8.38	(c)	(2.41)	3.47	4.87	(c)	(3.00	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.67		1.49	1.21	1.00		0.86
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76		0.76	0.76	0.76		0.76
Net ratio of expenses to average net assets (%) (d) (e)	1.65		1.48	1.20	1.00		0.86
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.75		0.74	0.74	0.75		0.75
Ratio of net investment income to average net assets (%)	1.90		2.80	2.71	2.07		0.46
Portfolio turnover rate (%)	290	(f)	256 (f)	133 (f)	120	(f)	64
Net assets, end of period (in millions)	$1,014.8		$1,049.0	$1,222.2	$1,217.7		$1,257.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Period	$9.51		$9.90		$9.71		$9.26		$10.02

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.28		0.28		0.21		0.05
Net realized and unrealized gain (loss)	0.60		(0.51)		0.07		0.24		(0.31)

Total income (loss) from investment operations	0.80		(0.23)		0.35		0.45		(0.26)

Less Distributions
Distributions from net investment income	(0.35)		(0.16)		(0.16)		0.00		(0.50)

Total distributions	(0.35)		(0.16)		(0.16)		0.00		(0.50)

Net Asset Value, End of Period	$9.96		$9.51		$9.90		$9.71		$9.26

Total Return (%) (b)	8.46	(c)	(2.31	)(c)	3.66	(c)	4.86	(c)	(2.80	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.57		1.39		1.11		0.90		0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.66		0.66		0.66		0.66
Net ratio of expenses to average net assets (%) (d) (e)	1.55		1.38		1.10		0.90		0.76
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.65		0.64		0.64		0.65		0.65
Ratio of net investment income to average net assets (%)	1.99		2.90		2.81		2.16		0.51
Portfolio turnover rate (%)	290	(f)	256	(f)	133	(f)	120	(f)	64
Net assets, end of period (in millions)	$22.9		$23.9		$28.1		$32.1		$32.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 65%, 54%, 74%, and 61% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $214,674,755, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of

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reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding reverse repurchase agreement balance for 14 days. The average amount of borrowings was $50,300,097 and the annualized weighted average interest rate was (0.28)% during the 14 day period.

There were no outstanding reverse repurchase agreements as of December 31, 2019.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2019, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio’s average amount of borrowings was $863,520,274 and the weighted average interest rate was 2.443%. For the year ended December 31, 2019, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2019, the amount of the Portfolio’s outstanding borrowings was $1,470,241,679. Cash in the amount of $2,239,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2019. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2019:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral (Received)(b)	Net Amount(c)
BNP Paribas S.A.	$(1,470,241,679)	$1,465,732,553	$(2,239,000)	$(6,748,126)

(a)	Represents market value of borrowings as of December 31, 2019.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	—	$(723,083,762)	$(307,258,438)	$(439,899,479)	(1,470,241,679)
Total Borrowings	$—	$(723,083,762)	$(307,258,438)	$(439,899,479)	$(1,470,241,679)
Gross amount of recognized liabilities for secured borrowing transactions					$(1,470,241,679)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into

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swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

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payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (g)	$322,960	OTC swap contracts at market value (c)	$1,332,952
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	7,726,791	Unrealized depreciation on centrally cleared swap contracts (b) (d)	10,541,143
	Unrealized appreciation on futures contracts (b) (e)	4,597,930	Unrealized depreciation on futures contracts (b) (e)	3,141,184
			Written options at value (f)	608,894
Credit	Investments at market value (a)	1
	OTC swap contracts at market value (c)	114,202	OTC swap contracts at market value (c)	225,352
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	65,689	Unrealized depreciation on centrally cleared swap contracts (b) (d)	2,836,190
			Written options at value	60,657
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,767,512	Unrealized depreciation on forward foreign currency exchange contracts	6,165,562

Total		$16,595,085		$24,911,934

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $244,480.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange-traded written options with a value of $199,063 that are not subject to a master netting agreement.
(g)	Includes exchange-traded purchased options with a value of $306 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$247,209	$(247,209)	$—	$—
BNP Paribas S.A.	23,780	(23,780)	—	—
Citibank N.A.	937,977	(937,977)	—	—
Credit Suisse International	275,879	—	(260,000)	15,879
Deutsche Bank AG	386,809	(386,809)	—	—
Goldman Sachs Bank USA	1,456,271	(1,456,271)	—	—
Goldman Sachs International	11,680	(11,680)	—	—
JPMorgan Chase Bank N.A.	451,213	(446,187)	—	5,026
Societe Generale Paris	49,552	—	—	49,552
UBS AG	363,999	(363,999)	—	—

	$4,204,369	$(3,873,912)	$(260,000)	$70,457

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,166,153	$(247,209)	$(743,578)	$175,366
BNP Paribas S.A.	965,166	(23,780)	(512,602)	428,784
Citibank N.A.	1,177,706	(937,977)	(239,729)	—
Deutsche Bank AG	1,538,370	(386,809)	(1,151,561)	—
Goldman Sachs Bank USA	1,795,614	(1,456,271)	—	339,343
Goldman Sachs International	148,370	(11,680)	—	136,690
JPMorgan Chase Bank N.A.	446,187	(446,187)	—	—
Morgan Stanley Capital Services, LLC	1	—	(1)	—
UBS AG	956,787	(363,999)	(488,850)	103,938

	$8,194,354	$(3,873,912)	$(3,136,321)	$1,184,121

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$8,031,689	$(25,035)	$(2,714)	$8,003,940
Forward foreign currency transactions . . . . .	—	—	12,123,518	12,123,518
Swap contracts . . . . . . . . . . . . . . . .	(972,208)	(1,069,705)	—	(2,041,913)
Futures contracts . . . . . . . . . . . . . . .	(33,066,762)	—	—	(33,066,762)
Written options . . . . . . . . . . . . . . . .	(5,140,388)	429,954	—	(4,710,434)

	$(31,147,669)	$(664,786)	$12,120,804	$(19,691,651)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(1,822,164)	$(1,395)	$—	$(1,823,559)
Forward foreign currency transactions . . . . .	—	—	(6,246,788)	(6,246,788)
Swap contracts . . . . . . . . . . . . . . . .	(4,801,843)	(3,901,662)	—	(8,703,505)
Futures contracts . . . . . . . . . . . . . . .	12,767,471	—	—	12,767,471
Written options . . . . . . . . . . . . . . . .	2,048,062	50,750	—	2,098,812

	$8,191,526	$(3,852,307)	$(6,246,788)	$(1,907,569)

BHFTI-34

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$688,123,977
Forward foreign currency transactions	844,999,661
Futures contracts long	420,161,779
Futures contracts short	(1,039,673,660)
Swap contracts	970,722,847
Written options	(582,977,203)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$9,496,328,481	$417,881,995	$9,826,869,199	$422,144,700

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$7,927,493,183	$7,988,721,294

BHFTI-36

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$11,035,943	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $79,775 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $256,773 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$3,590,969,336

Gross unrealized appreciation	70,328,747
Gross unrealized depreciation	(130,978,473)

Net unrealized appreciation (depreciation)	$(60,649,726)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$81,515,734	$43,814,134	$—	$—	$81,515,734	$43,814,134

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$61,735,473	$—	$(60,615,055)	$(324,808,001)	$(323,687,583)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2019, the Portfolio had accumulated long-term capital losses of $324,808,001.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-41

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-42

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-43

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2019, outperformed the median of its Performance Universe for the three-year period ended June 30, 2019, and performed equally to the median of its Performance Universe for the five-year period ended June 30, 2019. The Board also noted that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the PIMCO Total Return Portfolio returned 8.69%, 8.46%, and 8.59%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2019 was characterized by decelerating growth momentum which persisted and contributed to global central banks shifting toward more accommodative stances. As a result, the Federal Reserve (the “Fed”) adopted a “patient” approach, lowered its outlook for rate hikes in 2019 to zero, and signaled an end to its balance sheet unwind. The dovish pivot, along with optimism over U.S.-China trade negotiations, contributed to both falling yields and robust risk appetites—global equities surged higher, credit spreads tightened, oil prices climbed, and the dollar strengthened.

The second quarter was set with a backdrop of slowing global growth and growing uncertainties about the economic outlook. Intra-quarter trade tensions exacerbated concerns which would lead to global banks signaling a willingness to increase accommodation if needed—further supporting the Fed’s dovish pivot. “Safe-haven” and risk assets, such as equities and higher yielding corporate credit, alike rallied as financial conditions eased in anticipation of easier global monetary policy—U.S. equities set new all-time highs, credit spreads broadly tightened and sovereign yields fell.

During the third quarter, softening growth momentum and geopolitical uncertainties, including escalating U.S.-China trade tensions, weighed on investor sentiment. Amid the heightened uncertainty, central banks took accommodative actions: the Fed and the European Central Bank (the “ECB”) both lowered their policy rates, and the ECB also announced its quantitative easing (balance sheet expansion geared to stimulate economic growth) program would resume. Meanwhile, risk assets generally withstood bouts of volatility while demand for ‘safe-haven’ assets remained strong—global equities ended the quarter higher, credit spreads were about flat, and sovereign yields fell.

Renewed optimism about the U.S.-China “phase one” trade deal outweighed concerns of softening economic data and provided a boost to risk appetites throughout the fourth quarter. Despite global economic data remaining largely mixed, trade discussions continued to support risk sentiment through year-end and capped a year of strong risk asset returns—U.S. equities closed at new highs, credit spreads tightened, and the dollar weakened. Meanwhile, civil unrest and political uncertainty continued to persist in various regions across the world.

PORTFOLIO REVIEW / PERIOD END POSITIONING

U.S. duration and yield curve positioning, which was partially facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as an overweight, particularly on the intermediate portion of the yield curve, benefitted from broadly falling interest rates and curve steepening (long term rates rising above short term rates). Outside the U.S., underweight interest rate positions, partially facilitated through the use of futures and interest rate swaps, detracted as global developed rates generally fell over the year. Select positions of non-Agency Mortgage-Backed Securities (“MBS”) added to performance while an overweight to Agency MBS detracted as prepayments picked up. Within credit, investment grade and high yield financial corporate credit added to performance as corporate spreads broadly tightened. Finally, currency strategies, partially implemented through the use of currency forwards, added to performance overall, particularly tactical positions within high-carry emerging market currencies.

At period end, the Portfolio was overweight duration overall, with a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Japan. We preferred the intermediate portion of the U.S. curve and saw less value in the very long end of the yield curve, though exposure to Treasury Inflation-Protected Securities we believe has potential to outperform if upside surprises to inflation cause longer-term rates to rise. The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates and is more focused on security selection over generic beta exposure. During the reporting period, we looked to add opportunistically to corporates amid market dislocations, particularly in specific credits that benefit from U.S. growth and a resurgent housing sector as well as banks and select financial companies. At period end, the Portfolio was overweight Agency MBS as they provided attractive, high-quality and diversifying sources of return. The Portfolio continued to maintain positions in non-Agency mortgages given attractive loss-adjusted yields and favorable technical characteristics. We remained tactical with currency positioning and held select higher-yielding emerging market currencies as an attractive diversifying risk exposure.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Scott A. Mather

Mark Kiesel

Mihir P. Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	8.69	3.28	4.01
Class B	8.46	3.02	3.76
Class E	8.59	3.13	3.86
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	79.9
Corporate Bonds & Notes	51.3
Asset-Backed Securities	13.8
Foreign Government	7.3
Mortgage-Backed Securities	6.7
Municipals	0.4
Floating Rate Loans	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.87%	$1,000.00	$1,021.30	$4.43
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B (a)	Actual	1.12%	$1,000.00	$1,019.90	$5.70
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E (a)	Actual	1.02%	$1,000.00	$1,020.60	$5.19
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—79.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—50.3%
Fannie Mae 10 Yr. Pool
3.000%, 12/01/20	10,669	$10,929
3.000%, 02/01/21	42,095	43,119
3.000%, 08/01/21	41,279	42,283
3.000%, 11/01/21	13,307	13,630
3.000%, 03/01/22	66,724	68,347
3.000%, 05/01/22	233,574	239,257
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	335,820	346,743
3.000%, 06/01/30	11,659,802	12,072,438
3.500%, 10/01/26	129,593	134,712
3.500%, 07/01/29	130,822	136,234
4.000%, 06/01/24	3,005	3,133
4.000%, 02/01/25	229,727	239,555
4.000%, 06/01/25	68,203	71,122
4.000%, 08/01/25	43,621	45,496
4.000%, 12/01/25	75,255	78,513
4.000%, 02/01/26	74,388	77,592
4.000%, 03/01/26	14,142	14,786
4.000%, 06/01/26	12,900	13,450
4.500%, 05/01/23	10,677	11,016
4.500%, 06/01/23	699	723
4.500%, 04/01/24	19,664	20,476
4.500%, 05/01/24	69,851	72,656
4.500%, 08/01/24	13,124	13,644
4.500%, 10/01/24	101,351	105,353
4.500%, 11/01/24	28,555	29,749
4.500%, 02/01/25	165,820	173,569
4.500%, 03/01/25	132,910	139,697
4.500%, 04/01/25	127,403	133,904
4.500%, 05/01/25	258,413	270,136
4.500%, 06/01/25	20,363	21,357
4.500%, 07/01/25	1,081,589	1,136,901
4.500%, 08/01/25	15,727	16,316
4.500%, 09/01/25	71,959	75,309
4.500%, 11/01/25	61,750	64,933
4.500%, 04/01/26	5,619	5,852
4.500%, 01/01/27	14,467	14,998
5.500%, 09/01/20	501	502
5.500%, 12/01/20	4	4
5.500%, 03/01/22	33,676	34,294
5.500%, 04/01/22	21,675	22,068
5.500%, 07/01/22	31,513	32,163
5.500%, 09/01/22	6,001	6,078
5.500%, 10/01/22	87,571	89,959
5.500%, 11/01/22	18,290	18,780
5.500%, 12/01/22	17,767	18,182
5.500%, 02/01/23	41,020	42,143
5.500%, 03/01/23	4,794	4,959
5.500%, 07/01/23	3,090	3,164
5.500%, 08/01/23	13,044	13,498
5.500%, 10/01/23	26,390	27,316
5.500%, 12/01/23	7,718	7,928
5.500%, 01/01/24	3,175	3,300
5.500%, 03/01/24	17,642	18,284
5.500%, 09/01/24	7,065	7,093

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
5.500%, 01/01/25	260,280	271,080
5.500%, 05/01/25	11,484	11,859
5.500%, 02/01/49	499,950	538,349
Fannie Mae 20 Yr. Pool
4.000%, 04/01/29	31,619	33,255
4.000%, 05/01/29	111,817	117,020
4.000%, 03/01/30	62,280	65,264
4.000%, 05/01/30	98,255	103,216
4.000%, 08/01/30	81,074	86,322
4.000%, 09/01/30	57,733	61,473
4.000%, 10/01/30	2,404	2,560
4.000%, 11/01/30	283,446	301,788
4.000%, 12/01/30	38,378	40,861
4.000%, 06/01/31	6,031	6,422
4.000%, 09/01/31	144,892	154,282
4.000%, 11/01/31	14,855	15,457
4.500%, 01/01/25	3,619	3,804
4.500%, 04/01/31	26,194	28,143
5.500%, 06/01/27	5,095	5,477
5.500%, 12/01/27	53,558	57,716
5.500%, 03/01/28	25,450	27,429
5.500%, 04/01/28	44,171	47,505
5.500%, 05/01/28	32,547	35,077
5.500%, 10/01/28	11,036	11,882
5.500%, 12/01/28	4,555	4,903
5.500%, 01/01/29	76,256	82,096
5.500%, 07/01/29	44,953	48,371
5.500%, 10/01/29	139,013	149,829
5.500%, 04/01/30	76,088	81,877
6.000%, 06/01/26	4,841	5,330
6.000%, 07/01/26	39,388	43,358
6.000%, 08/01/26	7,652	8,425
6.000%, 12/01/26	6,869	7,563
6.000%, 10/01/28	23,009	25,310
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	7,235,308	7,354,673
4.000%, 05/01/34	78,756	81,981
4.000%, 05/01/35	70,596	73,717
4.000%, 01/01/41	453,922	486,919
4.000%, 03/01/41	274,363	289,964
4.000%, 05/01/41	324,991	348,707
4.000%, 05/01/42	110,159	117,892
4.000%, 12/01/43	489,211	523,457
4.000%, 06/01/48	257,683	267,833
4.000%, 08/01/48	38,393,120	39,946,042
4.000%, 09/01/48	11,891,808	12,384,025
4.000%, 10/01/48	7,049,719	7,339,959
4.000%, 12/01/48	23,619,090	24,566,692
4.000%, 03/01/49	7,302,008	7,613,446
4.500%, 04/01/39	706,657	767,282
4.500%, 05/01/39	57,775	62,651
4.500%, 06/01/39	22,223	24,174
4.500%, 08/01/39	18,607	20,192
4.500%, 12/01/39	6,597	7,205
4.500%, 05/01/40	27,104	29,431

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 09/01/40	25,562	$27,747
4.500%, 10/01/40	201,810	212,417
4.500%, 12/01/40	43,721	47,871
4.500%, 02/01/41	157,898	171,123
4.500%, 05/01/41	14,667	15,945
4.500%, 06/01/41	10,266	11,149
4.500%, 07/01/41	8,967	9,637
4.500%, 09/01/41	492,114	518,884
4.500%, 10/01/41	116,724	126,757
4.500%, 03/01/42	29,768	31,988
4.500%, 06/01/42	46,714	50,715
4.500%, 07/01/42	592,439	635,335
4.500%, 11/01/43	11,773	12,595
4.500%, 12/01/47	21,430,098	22,658,538
4.500%, 11/01/48	7,371,284	7,785,225
5.000%, 03/01/32	2,653	2,835
5.000%, 04/01/33	58,989	62,957
5.000%, 07/01/33	78,263	86,288
5.000%, 08/01/33	1,648	1,816
5.000%, 09/01/33	1,360	1,500
5.000%, 10/01/33	14,848	16,367
5.000%, 11/01/33	369	400
5.000%, 01/01/34	52,516	56,105
5.000%, 04/01/34	75,753	83,441
5.000%, 06/01/34	1,772	1,904
5.000%, 12/01/34	15,273	16,298
5.000%, 01/01/35	26,381	28,177
5.000%, 04/01/35	37	41
5.000%, 07/01/35	25,859	27,606
5.000%, 09/01/35	19,978	21,335
5.000%, 01/01/38	111,123	121,617
5.000%, 04/01/39	19,633	21,599
5.000%, 10/01/39	6,368	7,025
5.000%, 11/01/39	14,887	16,415
5.000%, 06/01/40	11,253	12,030
5.000%, 11/01/42	42,497	45,404
5.500%, 12/01/28	15,597	16,780
5.500%, 06/01/33	40,213	44,438
5.500%, 07/01/33	6,976	7,844
5.500%, 09/01/33	126,114	138,466
5.500%, 11/01/33	208,111	223,873
5.500%, 12/01/33	1,137	1,276
5.500%, 04/01/34	1,658	1,856
5.500%, 07/01/34	8,667	9,318
5.500%, 08/01/34	179,717	201,464
5.500%, 09/01/34	5,467	6,033
5.500%, 11/01/34	238,206	268,019
5.500%, 12/01/34	559,134	628,741
5.500%, 01/01/35	201,271	226,495
5.500%, 02/01/35	276,950	311,480
5.500%, 03/01/35	374,245	419,949
5.500%, 04/01/35	71,313	76,909
5.500%, 05/01/35	95,545	107,465
5.500%, 06/01/35	160,555	180,532
5.500%, 08/01/35	148,299	166,655

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 09/01/35	1,575,631	1,771,327
5.500%, 10/01/35	171,818	193,085
5.500%, 12/01/35	657,129	727,733
5.500%, 01/01/36	170,549	191,506
5.500%, 03/01/36	182,035	204,859
5.500%, 05/01/36	1,452	1,629
5.500%, 07/01/36	731,589	823,118
5.500%, 09/01/36	89,255	100,415
5.500%, 11/01/36	54,876	61,690
5.500%, 12/01/36	1,382	1,486
5.500%, 02/01/37	1,120	1,254
5.500%, 05/01/37	14,284	15,988
5.500%, 08/01/37	683,541	768,898
5.500%, 01/01/38	4,864	5,449
5.500%, 02/01/38	138,406	154,663
5.500%, 03/01/38	733,254	822,882
5.500%, 05/01/38	1,438,587	1,615,388
5.500%, 06/01/38	54,015	60,475
5.500%, 09/01/38	21,016	22,591
5.500%, 10/01/38	529,796	593,597
5.500%, 11/01/38	126,317	141,755
5.500%, 01/01/39	35,922	40,289
5.500%, 07/01/39	14,479	15,585
5.500%, 11/01/39	1,623,684	1,821,531
5.500%, 02/01/40	308,221	341,993
5.500%, 06/01/40	56,683	61,025
5.500%, 09/01/40	228,255	256,194
5.500%, 07/01/41	2,656,450	2,978,919
6.000%, 12/01/28	11,578	12,740
6.000%, 01/01/29	11,297	12,542
6.000%, 02/01/29	91	102
6.000%, 04/01/29	1,970	2,206
6.000%, 06/01/29	3,000	3,361
6.000%, 11/01/32	41,582	45,881
6.000%, 12/01/32	131,145	146,555
6.000%, 03/01/33	11,735	13,452
6.000%, 04/01/33	3,269	3,603
6.000%, 05/01/33	11,708	13,428
6.000%, 07/01/33	12,440	14,267
6.000%, 01/01/34	1,056	1,187
6.000%, 09/01/34	5,507	6,078
6.000%, 11/01/34	5,812	6,448
6.000%, 04/01/35	538,293	617,098
6.000%, 05/01/35	16,205	18,579
6.000%, 06/01/35	2,680	3,071
6.000%, 07/01/35	19,247	21,509
6.000%, 09/01/35	5,072	5,812
6.000%, 11/01/35	392,816	435,159
6.000%, 12/01/35	12,083	13,517
6.000%, 04/01/36	3,138	3,543
6.000%, 05/01/36	188,996	209,969
6.000%, 06/01/36	19,437	21,397
6.000%, 07/01/36	7,709	8,544
6.000%, 08/01/36	1,204,063	1,379,597
6.000%, 09/01/36	124,436	141,658

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 10/01/36	59,705	$66,262
6.000%, 11/01/36	39,812	44,359
6.000%, 12/01/36	13,511	14,907
6.000%, 01/01/37	96,779	109,459
6.000%, 02/01/37	291,035	333,670
6.000%, 04/01/37	47,511	53,010
6.000%, 05/01/37	36,639	40,375
6.000%, 07/01/37	16,732	19,159
6.000%, 08/01/37	34,833	39,166
6.000%, 11/01/37	42,368	48,292
6.000%, 02/01/38	388,763	444,906
6.000%, 03/01/38	7,173	8,228
6.000%, 08/01/38	19,516	21,648
6.000%, 09/01/38	459,474	525,972
6.000%, 10/01/38	45,972	52,626
6.000%, 11/01/38	7,985	8,794
6.000%, 01/01/39	67,957	77,247
6.000%, 04/01/39	350,916	402,074
6.000%, 07/01/39	64,509	74,000
6.000%, 08/01/39	313,994	350,129
6.000%, 05/01/40	1,904	2,097
8.000%, 10/01/25	742	806
Fannie Mae ARM Pool
3.219%, 12M LIBOR + 1.344%, 11/01/34 (a)	3,041	3,183
3.482%, 12M LIBOR + 1.357%, 12/01/34 (a)	364,152	376,366
3.527%, 12M MTA + 1.200%, 08/01/41 (a)	206,223	203,010
3.527%, 12M MTA + 1.200%, 07/01/42 (a)	184,428	185,704
3.527%, 12M MTA + 1.200%, 08/01/42 (a)	195,235	196,630
3.527%, 12M MTA + 1.200%, 10/01/44 (a)	256,281	258,190
3.570%, 12M LIBOR + 1.557%, 10/01/34 (a)	6,869	7,160
3.577%, 12M MTA + 1.250%, 09/01/41 (a)	568,135	572,385
3.650%, 1Y H15 + 1.900%, 02/01/31 (a)	122,023	123,478
3.655%, 6M LIBOR + 1.412%, 06/01/33 (a)	16,231	16,689
3.668%, 6M LIBOR + 1.373%, 09/01/35 (a)	615,039	628,787
3.715%, 12M LIBOR + 1.670%, 11/01/34 (a)	44,883	46,848
3.720%, 12M LIBOR + 1.595%, 11/01/35 (a)	144,242	147,103
3.759%, 6M LIBOR + 1.513%, 01/01/35 (a)	89,961	92,919
3.760%, 12M LIBOR + 1.885%, 11/01/32 (a)	23,445	24,201
3.847%, 12M LIBOR + 1.341%, 12/01/34 (a)	611,393	630,764
4.018%, 1Y H15 + 2.074%, 10/01/35 (a)	128,819	135,223
4.060%, 12M LIBOR + 1.810%, 09/01/34 (a)	425,903	448,648
4.073%, 6M LIBOR + 1.538%, 01/01/36 (a)	42,474	44,180
4.087%, 12M MTA + 1.749%, 11/01/35 (a)	113,237	116,491
4.105%, 6M LIBOR + 1.605%, 08/01/36 (a)	138,268	143,102
4.162%, 1Y H15 + 2.168%, 11/01/35 (a)	250,857	266,413
4.186%, COFI 11 + 1.926%, 12/01/36 (a)	82,606	85,564
4.235%, 1Y H15 + 2.215%, 09/01/31 (a)	27,984	29,028
4.306%, 12M LIBOR + 1.678%, 12/01/34 (a)	22,672	23,673
4.319%, 12M LIBOR + 1.642%, 01/01/35 (a)	8,723	8,992
4.379%, 12M LIBOR + 1.361%, 03/01/35 (a)	19,205	19,890
4.412%, 12M LIBOR + 1.750%, 08/01/35 (a)	243,839	256,554
4.435%, 1Y H15 + 2.067%, 10/01/28 (a)	64,340	65,697
4.528%, 12M LIBOR + 1.751%, 09/01/32 (a)	102,246	108,113
4.531%, 1Y H15 + 2.156%, 07/01/32 (a)	17,878	18,221
4.535%, 12M LIBOR + 1.660%, 05/01/34 (a)	271,905	286,670

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
4.537%, 1Y H15 + 2.360%, 11/01/34 (a)	1,005,589	1,067,059
4.580%, 12M LIBOR + 1.638%, 05/01/35 (a)	30,980	32,393
4.587%, 1Y H15 + 2.195%, 02/01/35 (a)	53,864	56,686
4.598%, 1Y H15 + 2.223%, 08/01/35 (a)	140,600	148,722
4.638%, 12M LIBOR + 1.513%, 01/01/35 (a)	22,526	23,430
4.639%, 1Y H15 + 2.307%, 04/01/34 (a)	3,796	4,018
4.665%, 12M LIBOR + 1.537%, 01/01/35 (a)	39,719	41,344
4.669%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,699	1,752
4.681%, 1Y H15 + 2.208%, 07/01/33 (a)	12,163	12,825
4.729%, 12M LIBOR + 1.639%, 02/01/35 (a)	18,172	19,048
4.751%, 12M LIBOR + 1.630%, 01/01/35 (a)	32,516	33,859
4.817%, 1Y H15 + 2.313%, 05/01/35 (a)	142,475	150,308
4.932%, 12M LIBOR + 1.810%, 04/01/35 (a)	55,481	58,323
5.094%, COFI 11 + 1.721%, 09/01/34 (a)	11,697	12,415
Fannie Mae Pool
2.310%, 08/01/22	8,146,469	8,217,355
2.870%, 09/01/27	7,300,000	7,553,844
3.320%, 05/01/28	17,700,000	18,781,003
3.330%, 11/01/21	1,351,178	1,375,832
Fannie Mae REMICS (CMO)
2.145%, 1M LIBOR + 0.400%, 09/18/31 (a)	147,150	145,747
2.692%, 1M LIBOR + 0.900%, 04/25/32 (a)	46,153	46,866
4.234%, 05/25/35 (a)	475,121	499,373
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	62,897	66,995
4.000%, 09/01/30	291,390	310,372
4.000%, 10/01/30	16,710	17,799
5.500%, 04/01/21	2,644	2,839
5.500%, 12/01/22	215	231
5.500%, 03/01/23	45,458	48,845
5.500%, 06/01/26	836	899
5.500%, 08/01/26	685	738
5.500%, 06/01/27	18,163	19,538
5.500%, 12/01/27	32,321	34,814
5.500%, 01/01/28	24,368	26,270
5.500%, 02/01/28	5,477	5,900
5.500%, 05/01/28	49,272	53,132
5.500%, 06/01/28	88,659	95,592
6.000%, 03/01/21	5,665	6,234
6.000%, 01/01/22	31,869	35,071
6.000%, 10/01/22	161,651	177,892
6.000%, 04/01/23	8,717	9,593
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	197,905	212,347
4.500%, 04/01/34	16,131	17,458
4.500%, 06/01/35	50,899	55,282
4.500%, 04/01/41	115,709	125,651
4.500%, 10/01/41	76,265	81,199
5.500%, 03/01/32	92	99
5.500%, 01/01/33	1,017	1,125
5.500%, 05/01/33	1,130	1,270
5.500%, 08/01/33	1,355	1,523
5.500%, 10/01/33	2,366	2,605
5.500%, 01/01/34	1,266	1,422
5.500%, 09/01/34	17,011	18,677

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 01/01/35	23,616	$26,585
5.500%, 07/01/35	1,287	1,447
5.500%, 10/01/35	29,360	31,583
5.500%, 11/01/35	46,179	50,433
5.500%, 12/01/35	31,556	35,476
5.500%, 01/01/36	21,281	23,924
5.500%, 02/01/36	33,912	36,506
5.500%, 04/01/36	13,647	15,328
5.500%, 06/01/36	1,143,391	1,286,856
5.500%, 07/01/36	23,929	26,926
5.500%, 08/01/36	60,983	67,435
5.500%, 10/01/36	12,515	14,071
5.500%, 12/01/36	174,407	196,162
5.500%, 02/01/37	15,274	17,085
5.500%, 03/01/37	12,027	13,497
5.500%, 04/01/37	31,021	33,661
5.500%, 06/01/37	52,002	57,454
5.500%, 07/01/37	160,116	179,635
5.500%, 08/01/37	55,567	62,380
5.500%, 09/01/37	10,259	11,522
5.500%, 10/01/37	7,301	8,196
5.500%, 11/01/37	179,333	201,490
5.500%, 12/01/37	7,704	8,542
5.500%, 01/01/38	56,203	63,079
5.500%, 02/01/38	146,628	164,686
5.500%, 03/01/38	64,114	71,318
5.500%, 04/01/38	145,755	163,516
5.500%, 05/01/38	67,004	73,148
5.500%, 06/01/38	225,649	253,364
5.500%, 07/01/38	286,115	320,931
5.500%, 08/01/38	777,164	872,962
5.500%, 09/01/38	213,166	239,203
5.500%, 10/01/38	6,118,205	6,866,080
5.500%, 11/01/38	2,151,524	2,411,768
5.500%, 12/01/38	5,751	6,184
5.500%, 01/01/39	509,173	571,660
5.500%, 02/01/39	79,737	87,672
5.500%, 03/01/39	55,979	62,870
5.500%, 06/01/39	1,862,046	2,089,958
5.500%, 09/01/39	38,692	42,754
5.500%, 02/01/40	64,923	72,856
5.500%, 03/01/40	9,742	10,923
5.500%, 05/01/40	1,917	2,152
5.500%, 08/01/40	62,937	70,638
Freddie Mac 30 Yr. Pool
4.000%, 09/01/48	3,769,938	3,925,484
4.000%, 10/01/48	3,907,455	4,066,905
4.000%, 01/01/49	9,844,869	10,230,357
Freddie Mac ARM Non-Gold Pool
3.759%, 12M LIBOR + 1.345%, 09/01/35 (a)	108,917	112,674
3.888%, 12M LIBOR + 1.889%, 11/01/34 (a)	16,397	17,225
4.005%, 1Y H15 + 2.250%, 11/01/34 (a)	39,441	41,733
4.007%, 1Y H15 + 2.107%, 10/01/34 (a)	26,683	28,116
4.010%, 12M LIBOR + 1.900%, 11/01/34 (a)	12,316	12,956
4.016%, 12M LIBOR + 1.900%, 11/01/34 (a)	5,050	5,203

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool
4.030%, 1Y H15 + 2.250%, 11/01/31 (a)	14,542	15,289
4.211%, 12M LIBOR + 1.961%, 08/01/32 (a)	43,683	45,122
4.220%, 1Y H15 + 2.222%, 09/01/35 (a)	215,168	227,700
4.502%, 1Y H15 + 2.465%, 01/01/29 (a)	194,563	200,522
4.668%, 1Y H15 + 2.250%, 06/01/35 (a)	445,518	470,705
4.684%, 12M LIBOR + 1.677%, 01/01/35 (a)	15,048	15,704
4.710%, 1Y H15 + 2.108%, 02/01/35 (a)	28,492	29,934
4.722%, 12M LIBOR + 1.625%, 02/01/35 (a)	20,605	21,493
4.729%, 1Y H15 + 2.250%, 08/01/35 (a)	195,546	206,658
4.746%, 12M LIBOR + 1.621%, 02/01/35 (a)	15,763	16,431
4.750%, 12M LIBOR + 1.625%, 02/01/35 (a)	7,370	7,663
4.794%, 12M LIBOR + 1.678%, 02/01/35 (a)	17,047	17,767
4.927%, 1Y H15 + 2.250%, 02/01/35 (a)	36,883	38,863
4.940%, 1Y H15 + 2.250%, 01/01/35 (a)	93,214	98,117
4.990%, 12M LIBOR + 1.901%, 02/01/35 (a)	25,577	26,894
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.241%, 08/25/22 (a) (b)	40,296,886	1,122,998
Freddie Mac REMICS (CMO)
1.990%, 1M LIBOR + 0.250%, 07/15/34 (a)	24,876	24,834
2.140%, 1M LIBOR + 0.400%, 06/15/41 (a)	6,893,061	6,879,332
3.500%, 01/15/42	26,374,887	27,667,280
3.625%, PRIME - 1.375%, 11/15/23 (a)	113,747	115,342
6.500%, 01/15/24	7,315	7,778
Freddie Mac Structured Pass-Through Securities (CMO)
3.378%, 12M MTA + 1.200%, 02/25/45 (a)	55,586	56,246
3.440%, 12M MTA + 1.200%, 10/25/44 (a)	623,509	632,244
3.640%, 12M MTA + 1.400%, 07/25/44 (a)	3,049,089	3,103,929
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (c)	7,000,000	7,187,930
4.000%, TBA (c)	11,000,000	11,495,310
5.000%, 10/15/33	5,713	6,113
5.000%, 12/15/33	20,674	22,908
5.000%, 05/15/34	4,952	5,490
5.000%, 07/15/34	680	727
5.000%, 11/15/35	2,354	2,544
5.000%, 03/15/36	1,664	1,853
5.000%, 10/15/38	440,709	490,818
5.000%, 02/15/39	70,936	79,064
5.000%, 03/15/39	105,543	117,450
5.000%, 04/15/39	674,433	751,196
5.000%, 05/15/39	2,269,023	2,528,196
5.000%, 06/15/39	751,490	835,615
5.000%, 09/15/39	234,544	261,221
5.000%, 05/15/40	23,540	26,211
5.000%, 09/15/40	254,596	282,398
5.000%, 12/15/40	18,908	21,067
5.000%, 07/15/41	12,011	12,852
5.000%, 09/15/47	208,157	223,160
5.000%, TBA (c)	15,000,000	16,033,206
7.000%, 10/15/23	1,035	1,043
7.500%, 01/15/26	1,685	1,801
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (c)	39,000,000	39,996,445
3.500%, TBA (c)	186,100,000	191,797,961

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 10/20/44	1,187,836	$1,258,660
4.000%, 01/20/45	1,885,354	1,996,737
4.000%, 06/20/47	14,238,755	14,893,146
4.000%, 03/20/48	8,433,308	8,806,168
4.000%, 04/20/48	2,196,049	2,281,138
4.000%, 06/20/48	8,615,329	8,948,046
4.000%, 06/20/49	10,332,771	10,704,075
4.000%, TBA (c)	459,200,000	475,365,786
4.500%, 02/20/49	11,630,200	12,147,505
4.500%, 06/20/49	116,639,036	122,264,947
4.500%, TBA (c)	45,500,000	47,656,152
5.000%, 08/20/48	14,837,403	15,758,381
5.000%, 04/20/49	44,951,016	47,318,088
5.000%, 06/20/49	2,871,430	3,029,454
5.000%, TBA (c)	99,300,000	104,657,729
Ginnie Mae II ARM Pool
3.250%, 1Y H15 + 1.500%, 08/20/27 (a)	24,217	24,657
3.250%, 1Y H15 + 1.500%, 09/20/27 (a)	50,585	50,738
3.250%, 1Y H15 + 1.500%, 07/20/29 (a)	5,373	5,579
3.250%, 1Y H15 + 1.500%, 08/20/29 (a)	5,639	5,855
3.250%, 1Y H15 + 1.500%, 09/20/29 (a)	6,865	6,901
3.250%, 1Y H15 + 1.500%, 08/20/31 (a)	1,472	1,533
3.250%, 1Y H15 + 1.500%, 07/20/32 (a)	3,678	3,679
3.250%, 1Y H15 + 1.500%, 09/20/33 (a)	29,996	31,283
3.875%, 1Y H15 + 1.500%, 04/20/22 (a)	183	183
3.875%, 1Y H15 + 1.500%, 05/20/26 (a)	8,209	8,242
3.875%, 1Y H15 + 1.500%, 06/20/27 (a)	2,822	2,911
3.875%, 1Y H15 + 1.500%, 05/20/28 (a)	3,333	3,444
3.875%, 1Y H15 + 1.500%, 04/20/29 (a)	356	356
3.875%, 1Y H15 + 1.500%, 05/20/29 (a)	5,215	5,397
3.875%, 1Y H15 + 1.500%, 04/20/30 (a)	8,996	9,323
3.875%, 1Y H15 + 1.500%, 05/20/30 (a)	17,334	17,965
3.875%, 1Y H15 + 1.500%, 06/20/30 (a)	6,096	6,317
3.875%, 1Y H15 + 1.500%, 04/20/31 (a)	6,787	6,809
3.875%, 1Y H15 + 1.500%, 04/20/32 (a)	4,369	4,409
3.875%, 1Y H15 + 1.500%, 05/20/32 (a)	7,417	7,422
4.000%, 1Y H15 + 1.500%, 02/20/22 (a)	3,058	3,070
4.000%, 1Y H15 + 1.500%, 01/20/23 (a)	5,270	5,353
4.000%, 1Y H15 + 1.500%, 02/20/26 (a)	4,987	5,099
4.000%, 1Y H15 + 1.500%, 01/20/27 (a)	2,279	2,299
4.000%, 1Y H15 + 1.500%, 02/20/27 (a)	1,416	1,421
4.000%, 1Y H15 + 1.500%, 02/20/28 (a)	6,199	6,200
4.000%, 1Y H15 + 1.500%, 03/20/28 (a)	6,945	6,986
4.000%, 1Y H15 + 1.500%, 01/20/30 (a)	18,968	19,596
4.000%, 1Y H15 + 1.500%, 03/20/32 (a)	284	294
4.000%, 1Y H15 + 1.500%, 03/20/33 (a)	2,769	2,873
4.125%, 1Y H15 + 1.500%, 11/20/26 (a)	9,839	9,885
4.125%, 1Y H15 + 1.500%, 11/20/27 (a)	8,424	8,546
4.125%, 1Y H15 + 1.500%, 10/20/28 (a)	3,548	3,527
4.125%, 1Y H15 + 1.500%, 10/20/29 (a)	3,730	3,850
4.125%, 1Y H15 + 1.500%, 10/20/30 (a)	2,388	2,396
4.125%, 1Y H15 + 1.500%, 11/20/30 (a)	21,681	21,864
4.625%, 1Y H15 + 2.000%, 10/20/31 (a)	4,810	4,832
Government National Mortgage Association (CMO)
2.114%, 1M LIBOR + 0.340%, 12/20/62 (a)	245,871	244,858

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
2.374%, 1M LIBOR + 0.600%, 08/20/65 (a)	3,286,924	3,282,054
2.374%, 1M LIBOR + 0.600%, 10/20/65 (a)	7,622,536	7,631,028
2.424%, 1M LIBOR + 0.650%, 06/20/66 (a)	5,486,006	5,495,800
2.624%, 1M LIBOR + 0.850%, 09/20/66 (a)	8,868,612	8,939,805
2.774%, 1M LIBOR + 1.000%, 12/20/65 (a)	22,793,910	23,086,456
2.774%, 1M LIBOR + 1.000%, 01/20/67 (a)	10,467,665	10,612,462
2.916%, 12M LIBOR + 0.800%, 09/20/67 (a)	9,632,661	9,764,057
5.167%, 09/20/66 (a)	11,302,974	12,356,542
Uniform Mortgage-Backed Securities
3.000%, TBA (c)	375,800,000	381,248,924
3.500%, TBA (c)	468,300,000	481,836,301
4.000%, TBA (c)	203,230,000	211,423,647
4.500%, TBA (c)	100,000	103,132
5.500%, TBA (c)	12,000,000	12,919,211
6.000%, TBA (c)	6,500,000	7,165,117

		2,624,161,663

U.S. Treasury—29.6%
U.S. Treasury Bonds
2.750%, 08/15/42	39,000,000	41,599,789
2.750%, 11/15/42 (d) (e)	63,400,000	67,577,701
2.875%, 05/15/43 (d)	83,700,000	91,074,039
3.000%, 11/15/44 (d)	36,200,000	40,302,311
3.125%, 02/15/42	15,800,000	17,900,703
3.125%, 02/15/43 (d)	20,000,000	22,654,497
3.125%, 08/15/44 (d)	116,300,000	132,134,359
3.625%, 08/15/43 (d) (e) (f)	21,900,000	26,824,507
3.750%, 11/15/43 (d)	28,100,000	35,098,107
4.250%, 05/15/39 (d)	9,600,000	12,619,217
4.375%, 11/15/39 (d)	57,100,000	76,329,312
4.375%, 05/15/40 (g) (h)	11,900,000	15,959,448
4.500%, 08/15/39	15,100,000	20,469,577
4.625%, 02/15/40 (d)	12,800,000	17,676,541
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/42 (i)	27,673,083	28,734,322
0.750%, 02/15/45 (h) (i)	6,338,066	6,571,024
0.875%, 02/15/47 (i)	20,467,392	21,925,940
1.000%, 02/15/48 (d) (i)	32,870,565	36,360,743
1.000%, 02/15/49 (h) (i)	7,260,602	8,065,388
1.375%, 02/15/44 (h) (i)	6,735,193	7,940,565
U.S. Treasury Inflation Indexed Notes
0.375%, 01/15/27 (d) (i)	38,243,552	38,820,436
0.375%, 07/15/27 (g) (h) (i) (j)	10,519,500	10,729,236
0.625%, 04/15/23 (d) (i)	42,163,979	42,814,589
0.625%, 01/15/26 (i)	23,608,746	24,330,361
0.750%, 07/15/28 (d) (i)	81,631,898	85,869,621
0.875%, 01/15/29 (d) (i)	116,484,273	123,681,189
U.S. Treasury Notes
1.375%, 03/31/20 (f) (j)	6,787,000	6,782,493
1.750%, 09/30/22 (d) (f) (h) (j)	20,400,000	20,471,558
1.750%, 06/30/24 (e)	38,200,000	38,285,815
1.875%, 07/31/22 (e) (f) (g) (h) (j)	102,600,000	103,277,606
1.875%, 08/31/22 (d) (e) (f) (h) (j) (k)	31,200,000	31,413,862
2.000%, 10/31/22 (f) (g) (h) (j)	3,300,000	3,334,453

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.125%, 07/31/24 (e) (f) (j)	24,800,000	$25,259,364
2.125%, 09/30/24 (d) (e) (h)	89,200,000	90,898,743
2.250%, 11/15/24 (e)	110,600,000	113,391,123
2.250%, 08/15/27 (e) (g) (h) (k)	24,360,000	25,023,918
2.625%, 02/15/29 (e)	29,260,000	30,987,244

		1,543,189,701

Total U.S. Treasury & Government Agencies (Cost $4,135,170,866)		4,167,351,364

Corporate Bonds & Notes—51.3%

Advertising—0.0%
Interpublic Group of Cos., Inc. (The) 3.750%, 10/01/21	1,400,000	1,438,596

Aerospace/Defense—0.6%
Spirit AeroSystems, Inc.
3.950%, 06/15/23	4,100,000	4,224,373
4.600%, 06/15/28	1,600,000	1,684,854
United Technologies Corp.
3.100%, 06/01/22	12,717,000	13,037,071
3.650%, 08/16/23	12,300,000	12,957,202

		31,903,500

Agriculture—0.8%
BAT Capital Corp. 2.764%, 08/15/22	10,900,000	11,055,234
BAT International Finance plc 3.250%, 06/07/22 (144A)	3,172,000	3,240,840
Imperial Brands Finance plc
2.950%, 07/21/20 (144A)	2,200,000	2,206,169
3.125%, 07/26/24 (144A)	6,300,000	6,360,839
3.875%, 07/26/29 (144A)	12,800,000	12,894,527
Reynolds American, Inc. 6.875%, 05/01/20	4,400,000	4,470,307

		40,227,916

Airlines—0.4%
American Airlines Pass-Through Trust 3.700%, 10/01/26	1,235,100	1,298,447
British Airways Pass-Through Trust 4.125%, 09/20/31 (144A) (r)	1,784,703	1,871,769
Delta Air Lines Pass-Through Trust 6.821%, 08/10/22	12,072,832	13,102,398
Latam Airlines Pass-Through Trust
4.200%, 11/15/27	2,732,394	2,813,702
4.500%, 11/15/23	1,835,564	1,837,842

		20,924,158

Auto Manufacturers—5.3%
BMW Finance NV 2.250%, 08/12/22 (144A)	13,500,000	13,556,184

Auto Manufacturers—(Continued)
BMW U.S. Capital LLC 1.850%, 09/15/21 (144A)	2,700,000	2,693,550
Daimler Finance North America LLC
2.550%, 08/15/22 (144A)	16,100,000	16,212,790
2.779%, 3M LIBOR + 0.880%, 02/22/22 (144A) (a)	16,100,000	16,220,787
2.875%, 03/10/21 (144A)	4,200,000	4,235,800
3.400%, 02/22/22 (144A)	16,100,000	16,490,210
3.750%, 11/05/21 (144A)	3,400,000	3,493,879
FCE Bank plc 1.875%, 06/24/21 (EUR)	1,400,000	1,603,728
Ford Motor Credit Co. LLC
0.032%, 3M EURIBOR + 0.430%, 05/14/21 (EUR) (a)	2,500,000	2,783,824
2.853%, 3M LIBOR + 0.810%, 04/05/21 (a)	3,200,000	3,185,080
2.865%, 3M LIBOR + 0.930%, 09/24/20 (a)	14,000,000	14,019,740
2.982%, 3M LIBOR + 1.080%, 08/03/22 (a)	2,700,000	2,655,166
3.145%, 3M LIBOR + 1.235%, 02/15/23 (a)	13,000,000	12,782,532
3.157%, 08/04/20	2,300,000	2,309,089
3.200%, 01/15/21	5,000,000	5,027,142
4.250%, 09/20/22	3,600,000	3,722,250
5.183%, 3M LIBOR + 3.140%, 01/07/22 (a)	13,300,000	13,743,636
General Motors Financial Co., Inc.
2.450%, 11/06/20	12,100,000	12,128,567
3.200%, 07/13/20	18,300,000	18,383,573
3.271%, 3M LIBOR + 1.310%, 06/30/22 (a)	1,100,000	1,105,247
3.550%, 04/09/21	7,090,000	7,223,433
3.550%, 07/08/22	13,400,000	13,790,448
Harley-Davidson Financial Services, Inc. 2.847%, 3M LIBOR + 0.940%, 03/02/21 (144A) (a)	13,600,000	13,679,211
Nissan Motor Acceptance Corp.
2.650%, 07/13/22 (144A)	2,219,000	2,224,858
2.800%, 01/13/22 (144A)	3,200,000	3,219,791
Volkswagen Bank GmbH
1.875%, 01/31/24 (EUR)	4,600,000	5,425,146
2.500%, 07/31/26 (EUR)	3,000,000	3,672,529
Volkswagen Group of America Finance LLC
2.841%, 3M LIBOR + 0.940%, 11/12/21 (144A) (a)	13,600,000	13,718,441
2.850%, 09/26/24 (144A)	13,300,000	13,498,884
3.875%, 11/13/20 (144A)	2,500,000	2,540,688
4.000%, 11/12/21 (144A)	1,000,000	1,034,000
4.625%, 11/13/25 (144A)	13,600,000	15,042,198
4.750%, 11/13/28 (144A)	13,600,000	15,310,023

		276,732,424

Auto Parts & Equipment—0.0%
ZF North America Capital, Inc. 4.000%, 04/29/20 (144A)	800,000	803,795

Banks—19.2%
ABN AMRO Bank NV 3.400%, 08/27/21 (144A) (d)	14,900,000	15,227,472
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (l)	1,700,000	324,171
4.750%, 01/15/18 (EUR) (l)	3,100,000	591,136
Bank of America Corp.
2.559%, 3M LIBOR + 0.650%, 10/01/21 (a) (d)	18,000,000	18,051,169

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
2.936%, 3M LIBOR + 1.000%, 04/24/23 (a) (d)	7,700,000	$7,785,047
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	4,200,000	4,358,876
4.125%, 01/22/24	2,130,000	2,290,935
Bank of Ireland 7.375%, 5Y EUR Swap + 6.956%, 06/18/20 (EUR) (a)	1,200,000	1,386,421
Barclays Bank plc
7.625%, 11/21/22	1,500,000	1,685,625
10.179%, 06/12/21 (144A)	17,900,000	19,893,351
Barclays plc
2.375%, 1Y GBP Swap + 1.320%, 10/06/23 (GBP) (a)	2,600,000	3,505,056
3.125%, 01/17/24 (GBP)	4,400,000	6,119,243
3.200%, 08/10/21	5,000,000	5,067,840
3.284%, 3M LIBOR + 1.380%, 05/16/24 (a)	100,000	101,142
4.011%, 3M LIBOR + 2.110%, 08/10/21 (a)	6,400,000	6,551,537
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	700,000	737,599
4.610%, 3M LIBOR + 1.400%, 02/15/23 (a)	18,200,000	19,002,791
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	2,252,436
BBVA Bancomer S.A. 6.500%, 03/10/21	1,873,000	1,952,621
BBVA U.S.A. 2.618%, 3M LIBOR + 0.730%, 06/11/21 (a)	14,400,000	14,433,836
BNP Paribas S.A.
2.950%, 05/23/22 (144A)	14,200,000	14,455,843
3.500%, 03/01/23 (144A)	14,400,000	14,892,951
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	17,913,186
CIT Group, Inc.
4.125%, 03/09/21	11,500,000	11,716,890
5.250%, 03/07/25	11,000,000	12,100,000
Citibank N.A.
2.844%, 3M LIBOR + 0.596%, 05/20/22 (a)	13,300,000	13,460,069
3.400%, 07/23/21 (d)	14,800,000	15,115,652
Citigroup, Inc.
2.626%, 3M LIBOR + 0.690%, 10/27/22 (a)	10,600,000	10,683,249
2.900%, 3M LIBOR + 0.960%, 04/25/22 (a)	18,000,000	18,236,927
Cooperative Rabobank UA
3.875%, 09/26/23 (144A)	1,200,000	1,267,954
5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (a)	5,000,000	5,734,691
6.625%, -1 x 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (a)	600,000	730,227
Credit Suisse Group AG
3.127%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	10,400,000	10,524,523
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	15,700,000	16,597,204
7.250%, 5Y USD Swap + 4.332%, 09/12/25 (144A) (a)	5,500,000	6,139,375
Credit Suisse Group Funding Guernsey, Ltd.
3.750%, 03/26/25	5,710,000	6,038,389
3.800%, 09/15/22	18,300,000	19,043,119
3.800%, 06/09/23	12,100,000	12,659,966
Deutsche Bank AG
2.700%, 07/13/20	17,200,000	17,211,842
3.150%, 01/22/21	8,200,000	8,235,909
3.300%, 11/16/22	9,500,000	9,593,185
3.375%, 05/12/21 (d)	30,500,000	30,814,635
4.250%, 02/04/21	7,800,000	7,923,348
4.250%, 10/14/21	7,700,000	7,917,160

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
2.876%, 3M LIBOR + 0.821%, 10/31/22 (a)	13,700,000	13,891,279
3.200%, 02/23/23	8,700,000	8,940,847
3.750%, 05/22/25	5,375,000	5,700,304
HSBC Holdings plc
2.504%, 3M LIBOR + 0.600%, 05/18/21 (a)	13,900,000	13,914,152
3.033%, 3M LIBOR + 0.923%, 11/22/23 (a)	7,100,000	7,261,727
3.400%, 03/08/21	14,900,000	15,133,149
3.543%, 3M LIBOR + 1.500%, 01/05/22 (a)	11,500,000	11,727,638
4.125%, 3M LIBOR + 2.240%, 03/08/21 (a)	9,600,000	9,811,655
ING Groep NV
4.100%, 10/02/23	14,000,000	14,883,780
4.625%, 01/06/26 (144A)	7,900,000	8,779,398
JPMorgan Chase & Co.
2.840%, 3M LIBOR + 0.900%, 04/25/23 (a)	8,000,000	8,067,916
2.985%, 3M LIBOR + 1.100%, 06/07/21 (a)	17,000,000	17,185,556
3.514%, 3M LIBOR + 0.610%, 06/18/22 (a)	17,200,000	17,568,475
3.797%, 3M LIBOR + 0.890%, 07/23/24 (a)	4,400,000	4,635,189
JPMorgan Chase Bank N.A. 2.276%, 3M LIBOR + 0.340%, 04/26/21 (a) (d)	25,000,000	25,013,189
Lloyds Bank plc
3.300%, 05/07/21	12,900,000	13,107,108
7.500%, 04/02/32 (m)	13,000,000	10,739,825
Lloyds Banking Group plc
4.050%, 08/16/23	14,900,000	15,788,411
7.625%, 5Y GBP Swap + 5.010%, 06/27/23 (GBP) (a)	11,400,000	16,927,893
Mitsubishi UFJ Financial Group, Inc.
2.527%, 09/13/23	13,400,000	13,538,147
3.455%, 03/02/23	17,700,000	18,349,180
Morgan Stanley
2.720%, SOFR + 1.152%, 07/22/25 (a)	8,300,000	8,400,513
3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	15,500,000	16,191,544
National Australia Bank, Ltd. 3.625%, 06/20/23	14,800,000	15,531,297
Oversea-Chinese Banking Corp., Ltd. 2.354%, 3M LIBOR + 0.450%, 05/17/21 (144A) (a)	9,500,000	9,514,368
Regions Bank 3.374%, 3M LIBOR + 0.500%, 08/13/21 (a)	9,700,000	9,774,206
Royal Bank of Scotland Group plc
2.000%, 3M EURIBOR + 2.039%, 03/08/23 (EUR) (a)	3,300,000	3,837,000
2.500%, 03/22/23 (EUR)	11,943,000	14,310,678
Santander UK Group Holdings plc 2.875%, 10/16/20	1,800,000	1,807,956
Skandinaviska Enskilda Banken AB 3.250%, 05/17/21 (144A)	14,600,000	14,841,658
Societe Generale S.A.
2.625%, 09/16/20 (144A)	300,000	301,288
4.250%, 09/14/23 (144A)	13,900,000	14,754,031
Standard Chartered plc
2.744%, 3M LIBOR + 1.200%, 09/10/22 (144A) (a)	13,500,000	13,584,313
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	14,300,000	14,797,805
Sumitomo Mitsui Financial Group, Inc.
2.696%, 07/16/24	12,900,000	13,073,901
2.934%, 03/09/21	15,100,000	15,272,756
Svenska Handelsbanken AB 3.350%, 05/24/21	15,000,000	15,292,649

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Synchrony Bank 3.650%, 05/24/21	14,900,000	$15,210,772
UBS AG
2.450%, 12/01/20 (144A)	9,700,000	9,733,119
7.625%, 08/17/22	3,600,000	4,058,316
UBS Group Funding Switzerland AG
3.000%, 04/15/21 (144A)	14,000,000	14,183,852
4.125%, 04/15/26 (144A)	10,200,000	11,082,506
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	29,700,000	34,607,628
Wells Fargo & Co.
3.000%, 02/19/25	6,000,000	6,187,026
5.664%, 3M LIBOR + 3.770%, 03/15/20 (a)	6,075,000	6,150,938
Wells Fargo Bank N.A.
2.082%, 3M LIBOR + 0.650%, 09/09/22 (a)	13,300,000	13,319,810
2.897%, 3M LIBOR + 0.610%, 05/27/22 (a) (d)	16,100,000	16,311,683

		1,003,421,029

Beverages—0.4%
Keurig Dr Pepper, Inc. 4.057%, 05/25/23	14,600,000	15,388,719
Pernod Ricard S.A.
4.250%, 07/15/22 (144A)	4,000,000	4,207,227
4.450%, 01/15/22 (144A)	1,700,000	1,777,791

		21,373,737

Building Materials—0.1%
Masco Corp. 3.500%, 04/01/21	3,800,000	3,854,735

Chemicals—0.2%
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	8,200,000	8,270,018

Commercial Services—0.4%
Central Nippon Expressway Co., Ltd. 2.451%, 3M LIBOR + 0.560%, 11/02/21 (a)	2,600,000	2,602,138
Equifax, Inc. 3.600%, 08/15/21	3,645,000	3,728,336
PayPal Holdings, Inc. 2.400%, 10/01/24	13,300,000	13,423,665

		19,754,139

Computers—0.8%
Apple, Inc. 3.000%, 06/20/27	8,300,000	8,691,008
Dell International LLC / EMC Corp.
4.420%, 06/15/21 (144A)	17,700,000	18,211,337
5.450%, 06/15/23 (144A)	9,600,000	10,406,964
EMC Corp. 2.650%, 06/01/20	4,090,000	4,090,736

		41,400,045

Distribution/Wholesale—0.1%
Toyota Tsusho Corp. 3.625%, 09/13/23	2,600,000	2,711,844

Diversified Financial Services—3.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	3,800,000	3,892,966
4.125%, 07/03/23	6,300,000	6,651,519
4.450%, 10/01/25	15,000,000	16,113,623
4.625%, 10/30/20	5,300,000	5,405,760
4.625%, 07/01/22	3,225,000	3,406,296
Air Lease Corp.
3.500%, 01/15/22	2,000,000	2,054,590
3.875%, 07/03/23	1,700,000	1,790,093
Aircastle, Ltd. 5.500%, 02/15/22	4,498,000	4,783,252
Ally Financial, Inc. 4.125%, 03/30/20	300,000	301,125
Avolon Holdings Funding, Ltd. 5.500%, 01/15/23 (144A)	1,600,000	1,724,928
B3 S.A. Brasil Bolsa Balcao 5.500%, 07/16/20	1,000,000	1,015,010
BOC Aviation, Ltd. 4.000%, 01/25/24	2,500,000	2,611,544
Capital One Financial Corp.
2.386%, 3M LIBOR + 0.450%, 10/30/20 (a)	14,900,000	14,930,020
4.250%, 04/30/25	10,000,000	10,877,515
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	17,900,000	18,239,408
Emerald Bay S.A. Zero Coupon, 10/08/20 (144A) (EUR)	3,294,000	3,602,504
GE Capital UK Funding Unlimited Co. 5.875%, 11/04/20 (GBP)	10,800,000	14,835,646
Intercontinental Exchange, Inc. 2.350%, 09/15/22	12,500,000	12,619,525
International Lease Finance Corp. 4.625%, 04/15/21	2,000,000	2,062,119
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	13,083,414
Mitsubishi UFJ Lease & Finance Co., Ltd.
3.406%, 02/28/22 (144A)	200,000	204,298
3.960%, 09/19/23 (144A)	5,045,000	5,280,885
Navient Corp. 8.000%, 03/25/20	499,000	504,150
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	9,000,000	9,423,000
Springleaf Finance Corp.
6.125%, 05/15/22	9,100,000	9,771,125
6.875%, 03/15/25	11,800,000	13,422,500
8.250%, 12/15/20	7,000,000	7,344,750

		185,951,565

Electric—2.6%
Duke Energy Corp.
2.538%, 3M LIBOR + 0.650%, 03/11/22 (a)	13,500,000	13,592,959
3.550%, 09/15/21	992,000	1,013,198

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Edison International
3.125%, 11/15/22	7,400,000	$7,512,081
3.550%, 11/15/24	3,600,000	3,684,394
Enel Finance International NV
2.875%, 05/25/22 (144A)	9,000,000	9,112,019
4.250%, 09/14/23 (144A)	14,900,000	15,766,130
Entergy Corp. 5.125%, 09/15/20	1,000,000	1,013,654
Evergy, Inc. 2.450%, 09/15/24	13,500,000	13,568,281
Eversource Energy 2.750%, 03/15/22	6,100,000	6,188,671
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,389,002
IPALCO Enterprises, Inc. 3.450%, 07/15/20	7,653,000	7,685,991
NextEra Energy Capital Holdings, Inc.
2.403%, 09/01/21	7,500,000	7,552,099
3.200%, 02/25/22	13,500,000	13,841,057
3.250%, 04/01/26	2,800,000	2,913,707
Progress Energy, Inc. 4.400%, 01/15/21	3,600,000	3,669,754
Public Service Enterprise Group, Inc. 2.650%, 11/15/22	2,700,000	2,741,191
Sempra Energy 2.344%, 3M LIBOR + 0.450%, 03/15/21 (a)	17,600,000	17,605,558
Southern Co. (The) 2.350%, 07/01/21	5,812,000	5,839,594

		134,689,340

Electronics—0.3%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	6,318,599
Flex, Ltd. 4.875%, 06/15/29	8,160,000	8,853,204
Flextronics International, Ltd. 5.000%, 02/15/23	1,700,000	1,816,040

		16,987,843

Energy-Alternate Sources—0.2%
Azure Power Solar Energy Pvt. Ltd. 5.650%, 12/24/24 (144A)	8,800,000	8,990,080

Engineering & Construction—0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 03/22/23 (144A)	3,100,000	3,248,929

Environmental Control—0.0%
Republic Services, Inc. 3.550%, 06/01/22	1,400,000	1,445,801

Food—1.3%
Campbell Soup Co.
2.394%, 3M LIBOR + 0.500%, 03/16/20 (a)	10,945,000	10,948,254
2.500%, 08/02/22	3,680,000	3,723,202

Food—(Continued)
Campbell Soup Co.
2.524%, 3M LIBOR + 0.630%, 03/15/21 (a)	10,233,000	10,254,499
3.650%, 03/15/23	8,200,000	8,537,859
Conagra Brands, Inc. 3.800%, 10/22/21	1,300,000	1,341,170
Danone S.A.
2.077%, 11/02/21 (144A)	13,943,000	13,953,641
2.589%, 11/02/23 (144A)	3,858,000	3,916,338
General Mills, Inc. 2.541%, 3M LIBOR + 0.540%, 04/16/21 (a)	4,200,000	4,213,559
Kraft Heinz Foods Co. 2.800%, 07/02/20	227,000	227,360
Mondelez International, Inc. 3.625%, 05/07/23	11,500,000	12,050,513

		69,166,395

Healthcare-Products—0.3%
Boston Scientific Corp. 3.375%, 05/15/22	2,200,000	2,270,849
Covidien International Finance S.A.
3.200%, 06/15/22	7,670,000	7,876,464
Zimmer Biomet Holdings, Inc. 2.653%, 3M LIBOR + 0.750%, 03/19/21 (a)	3,395,000	3,395,333

		13,542,646

Home Builders—0.2%
DR Horton, Inc.
4.000%, 02/15/20	7,800,000	7,817,339
4.375%, 09/15/22	4,700,000	4,925,182

		12,742,521

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 2.495%, 3M LIBOR + 0.560%, 06/24/22 (144A) (a)	10,600,000	10,623,850

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	4,876,000	5,064,139

Insurance—0.9%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	144	213
Ambac LSNI LLC 6.945%, 3M LIBOR + 5.000%, 02/12/23 (144A) (a)	3,600,388	3,645,392
AXA Equitable Holdings, Inc. 3.900%, 04/20/23	10,000,000	10,473,280
Guardian Life Global Funding 3.400%, 04/25/23 (144A) (d)	14,600,000	15,173,290
Jackson National Life Global Funding 2.375%, 09/15/22 (144A)	13,000,000	13,113,273
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	628,793
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,357,961

		45,392,202

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.3%
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	$4,697,407
eBay, Inc. 2.750%, 01/30/23	12,150,000	12,317,776

		17,015,183

Lodging—0.7%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,518,225
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,987,164
Marriott International, Inc.
3.600%, 04/15/24	10,500,000	11,050,967
4.150%, 12/01/23	14,100,000	15,121,013
MGM Resorts International 7.750%, 03/15/22	1,100,000	1,226,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,979,778

		36,883,647

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	14,229,000	14,950,237
Comcast Corp. 2.239%, 3M LIBOR + 0.330%, 10/01/20 (a)	2,300,000	2,303,960
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	4,051,750
Entercom Media Corp. 7.250%, 11/01/24 (144A)	4,000,000	4,210,000
Time Warner Cable LLC 4.000%, 09/01/21	1,000,000	1,023,090

		26,539,037

Miscellaneous Manufacturing—0.3%
General Electric Co. 5.500%, 06/07/21 (GBP)	500,000	699,105
Textron, Inc. 2.451%, 3M LIBOR + 0.550%, 11/10/20 (a)	14,400,000	14,400,566

		15,099,671

Oil & Gas—0.9%
BG Energy Capital plc 4.000%, 10/15/21 (144A)	1,300,000	1,342,485
BP Capital Markets America, Inc.
3.790%, 02/06/24 (d)	13,700,000	14,569,442
4.234%, 11/06/28	7,000,000	7,907,087
Continental Resources, Inc. 5.000%, 09/15/22	550,000	553,665
EQT Corp. 2.500%, 10/01/20	3,562,000	3,561,185
Marathon Oil Corp. 2.800%, 11/01/22	2,200,000	2,235,909

Oil & Gas—(Continued)
Occidental Petroleum Corp. 2.900%, 08/15/24	12,400,000	12,591,531
Petrobras Global Finance B.V. 6.125%, 01/17/22	2,715,000	2,897,421
Pioneer Natural Resources Co. 7.500%, 01/15/20	1,500,000	1,502,490
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	2,393,696	2,680,963

		49,842,178

Packaging & Containers—0.3%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	16,207,751

Pharmaceuticals—1.9%
AbbVie, Inc.
2.300%, 11/21/22 (144A)	10,200,000	10,248,382
2.850%, 05/14/23	3,000,000	3,058,066
2.900%, 11/06/22	9,075,000	9,257,027
2.950%, 11/21/26 (144A)	5,100,000	5,176,266
3.200%, 05/14/26	1,300,000	1,344,702
3.600%, 05/14/25	700,000	738,258
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	5,010,544
Bayer U.S. Finance LLC
2.904%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	17,400,000	17,503,633
3.875%, 12/15/23 (144A)	2,000,000	2,097,994
CVS Health Corp.
2.750%, 12/01/22	2,900,000	2,945,583
3.350%, 03/09/21	1,540,000	1,565,249
4.300%, 03/25/28	5,000,000	5,456,177
4.750%, 12/01/22	3,300,000	3,520,443
CVS Pass-Through Trust 6.943%, 01/10/30	706,725	827,143
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	1,900,000	1,910,308
Takeda Pharmaceutical Co., Ltd. 4.400%, 11/26/23	16,400,000	17,599,409
Teva Pharmaceutical Finance Netherlands II B.V.
1.250%, 03/31/23 (EUR)	3,700,000	3,857,694
3.250%, 04/15/22 (EUR)	8,000,000	9,059,746

		101,176,624

Pipelines—0.3%
Enbridge, Inc. 2.594%, 3M LIBOR + 0.700%, 06/15/20 (a)	11,500,000	11,519,091
Midwest Connector Capital Co. LLC 3.625%, 04/01/22 (144A)	2,400,000	2,459,955
Sunoco Logistics Partners Operations L.P. 5.950%, 12/01/25	1,800,000	2,051,822

		16,030,868

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.3%
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	$4,439,480
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	5,106,737
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125%, 03/20/22 (144A)	1,200,000	1,223,746
3.875%, 03/20/27 (144A)	1,700,000	1,817,402
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,049,771	1,761,984

		14,349,349

Real Estate Investment Trusts—4.1%
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	2,200,000	2,317,946
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	2,021,692
American Tower Corp.
3.375%, 05/15/24	16,000,000	16,603,834
3.500%, 01/31/23	1,807,000	1,872,311
Boston Properties L.P. 2.900%, 03/15/30	2,700,000	2,691,449
Brandywine Operating Partnership LP 4.100%, 10/01/24	7,500,000	7,942,101
Brixmor Operating Partnership L.P.
3.900%, 03/15/27	6,000,000	6,288,776
4.125%, 06/15/26	5,500,000	5,854,329
CBL & Associates L.P.
5.950%, 12/15/26	7,200,000	4,320,000
Crown Castle International Corp. 5.250%, 01/15/23	8,831,000	9,588,890
Digital Realty Trust L.P. 4.750%, 10/01/25	8,000,000	8,882,108
EPR Properties 3.750%, 08/15/29	7,200,000	7,289,112
Essex Portfolio L.P. 3.000%, 01/15/30	3,400,000	3,435,951
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	5,488,000
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	11,076,704
Hospitality Properties Trust 4.375%, 02/15/30	11,490,000	11,264,151
Hudson Pacific Properties L.P. 4.650%, 04/01/29	2,400,000	2,638,653
Kilroy Realty L.P. 4.750%, 12/15/28	10,000,000	11,333,639
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	2,000,000	2,717,215
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	9,682,652
Public Storage
2.370%, 09/15/22	2,500,000	2,526,575
3.094%, 09/15/27	15,500,000	16,146,511
Realty Income Corp. 3.875%, 04/15/25	10,700,000	11,529,023

Real Estate Investment Trusts—(Continued)
Senior Housing Properties Trust 4.750%, 02/15/28	9,600,000	9,680,512
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	19,094,643
UDR, Inc.
3.500%, 07/01/27	1,900,000	1,993,720
4.400%, 01/26/29	3,400,000	3,797,559
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,874,319
Welltower, Inc. 4.250%, 04/01/26	10,300,000	11,205,605

		214,157,980

Retail—0.2%
McDonald’s Corp. 2.366%, 3M LIBOR + 0.430%, 10/28/21 (a)	8,600,000	8,627,430

Savings & Loans—0.2%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	9,390,000	9,955,382

Semiconductors—0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	9,444,000	9,580,065
Broadcom, Inc.
3.125%, 04/15/21 (144A)	8,400,000	8,500,239
3.125%, 10/15/22 (144A)	4,000,000	4,073,004
Micron Technology, Inc.
4.640%, 02/06/24	9,000,000	9,760,168
NXP B.V. / NXP Funding LLC 4.625%, 06/01/23 (144A)	3,902,000	4,168,889

		36,082,365

Software—0.5%
Activision Blizzard, Inc. 2.600%, 06/15/22	4,759,000	4,814,255
Oracle Corp. 1.900%, 09/15/21	6,000,000	6,011,016
VMware, Inc. 2.300%, 08/21/20	13,600,000	13,618,950

		24,444,221

Telecommunications—1.3%
AT&T, Inc.
2.657%, 3M LIBOR + 0.750%, 06/01/21 (a)	16,900,000	17,000,300
2.951%, 3M LIBOR + 0.950%, 07/15/21 (a)	14,900,000	15,041,821
3.067%, 3M LIBOR + 1.180%, 06/12/24 (a)	14,200,000	14,446,395
3.400%, 06/15/22	1,800,000	1,855,362
Deutsche Telekom International Finance B.V. 2.820%, 01/19/22 (144A)	700,000	710,222
Sprint Communications, Inc. 6.000%, 11/15/22	1,000,000	1,048,750
Sprint Corp. 7.875%, 09/15/23	900,000	992,997

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
2.894%, 3M LIBOR + 1.000%, 03/16/22 (a)	1,900,000	$1,931,760
3.376%, 02/15/25	16,266,000	17,212,754

		70,240,361

Toys/Games/Hobbies—0.2%
Hasbro, Inc. 2.600%, 11/19/22	10,400,000	10,457,895

Trucking & Leasing—0.5%
Aviation Capital Group LLC
2.875%, 01/20/22 (144A)	6,180,000	6,222,136
4.125%, 08/01/25 (144A)	11,500,000	12,013,449
NTT Finance Corp. 1.900%, 07/21/21	9,700,000	9,672,196
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A)	600,000	612,543

		28,520,324

Total Corporate Bonds & Notes (Cost $2,597,946,847)		2,676,291,513

Asset-Backed Securities—13.8%

Asset-Backed - Automobile—1.4%
Ally Auto Receivables Trust 2.720%, 05/17/21	1,322,779	1,322,994
Ally Master Owner Trust 2.060%, 1M LIBOR + 0.320%, 07/15/22 (a)	17,200,000	17,209,757
AmeriCredit Automobile Receivables Trust 1.975%, 1M LIBOR + 0.230%, 07/19/21 (a)	29,306	29,306
Chesapeake Funding II LLC
2.110%, 1M LIBOR + 0.370%, 08/15/30 (144A) (a)	12,463,333	12,451,118
3.230%, 08/15/30 (144A)	8,333,042	8,450,473
Credit Acceptance Auto Loan Trust 3.470%, 05/17/27 (144A)	11,500,000	11,644,427
GM Financial Consumer Automobile Receivables Trust 2.740%, 07/16/21	3,951,544	3,954,864
OneMain Direct Auto Receivables Trust 3.430%, 12/16/24 (144A)	14,400,000	14,589,305
Westlake Automobile Receivables Trust 2.980%, 01/18/22 (144A)	3,267,770	3,273,414

		72,925,658

Asset-Backed - Credit Card—0.5%
Chase Issuance Trust 2.040%, 1M LIBOR + 0.300%, 01/15/22 (a)	12,000,000	12,001,562
Evergreen Credit Card Trust 1.900%, 09/15/24 (144A)	16,200,000	16,121,463

		28,123,025

Asset-Backed - Home Equity—1.8%
Accredited Mortgage Loan Trust 2.372%, 1M LIBOR + 0.580%, 07/25/34 (a)	8,433,287	8,335,995

Asset-Backed - Home Equity—(Continued)
ACE Securities Corp. Home Equity Loan Trust
1.942%, 1M LIBOR + 0.150%, 04/25/36 (a)	5,223,616	5,135,471
1.942%, 1M LIBOR + 0.150%, 07/25/36 (a)	8,736,890	4,044,210
Asset-Backed Funding Certificates Trust 2.492%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,709,229	1,700,140
Asset-Backed Securities Corp. Home Equity Loan Trust
1.872%, 1M LIBOR + 0.080%, 05/25/37 (a)	23,865	17,833
2.242%, 1M LIBOR + 0.450%, 11/25/35 (a)	1,715,087	1,718,386
Bear Stearns Asset-Backed Securities I Trust
2.042%, 1M LIBOR + 0.250%, 04/25/37 (a)	13,337,599	14,631,766
2.398%, 1M LIBOR + 0.460%, 02/25/36 (a)	1,000,000	989,234
2.592%, 1M LIBOR + 0.800%, 10/27/32 (a)	15,213	14,867
2.792%, 1M LIBOR + 1.000%, 10/25/37 (a)	2,265,967	2,273,604
2.797%, 1M LIBOR + 1.005%, 06/25/35 (a)	7,021,042	6,971,981
Citigroup Mortgage Loan Trust
1.952%, 1M LIBOR + 0.160%, 12/25/36 (144A) (a)	8,087,465	5,568,162
1.962%, 1M LIBOR + 0.170%, 05/25/37 (a)	2,604,980	2,596,547
HSI Asset Securitization Corp. Trust 1.962%, 1M LIBOR + 0.170%, 12/25/36 (a)	9,907,278	3,768,141
IXIS Real Estate Capital Trust 2.737%, 1M LIBOR + 0.945%, 02/25/35 (a)	2,329,142	2,305,960
MASTR Asset-Backed Securities Trust
1.842%, 1M LIBOR + 0.050%, 08/25/36 (a)	5,812,162	2,636,391
1.962%, 1M LIBOR + 0.170%, 10/25/36 (a)	3,985,677	3,922,258
Merrill Lynch Mortgage Investors Trust 2.542%, 1M LIBOR + 0.750%, 06/25/36 (a)	787,917	790,308
Morgan Stanley ABS Capital I, Inc. Trust
1.852%, 1M LIBOR + 0.060%, 05/25/37 (a)	151,192	137,078
1.942%, 1M LIBOR + 0.150%, 06/25/36 (a)	242,213	207,553
NovaStar Mortgage Funding Trust 1.992%, 1M LIBOR + 0.200%, 09/25/37 (a)	6,568,034	6,392,232
Option One Mortgage Corp. Asset-Backed Certificates 2.432%, 1M LIBOR + 0.640%, 08/25/33 (a)	11,138	10,878
Option One Mortgage Loan Trust 1.932%, 1M LIBOR + 0.140%, 01/25/37 (a)	5,819,208	4,282,447
Renaissance Home Equity Loan Trust 2.672%, 1M LIBOR + 0.880%, 08/25/33 (a)	81,190	81,052
Residential Asset Securities Corp. Trust
1.942%, 1M LIBOR + 0.150%, 07/25/36 (a)	4,860,751	4,630,142
2.072%, 1M LIBOR + 0.280%, 06/25/36 (a)	6,000,000	5,919,574
2.372%, 1M LIBOR + 0.580%, 06/25/33 (a)	784,682	729,148
Soundview Home Loan Trust 1.972%, 1M LIBOR + 0.180%, 05/25/36 (a)	1,762,770	1,761,353

		91,572,711

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	12,388	12,769
Mid-State Trust 7.791%, 03/15/38	76,208	83,624

		96,393

Asset-Backed - Other—9.7%
Allegro CLO, Ltd. 3.156%, 3M LIBOR + 1.220%, 01/30/26 (144A) (a)	1,242,772	1,243,055

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.572%, 1M LIBOR + 0.780%, 05/25/34 (a)	3,200,053	$3,209,875
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.172%, 1M LIBOR + 0.380%, 02/25/36 (a)	5,307,595	4,387,109
Avery Point CLO, Ltd. 3.123%, 3M LIBOR + 1.120%, 01/18/25 (144A) (a)	2,908,078	2,906,683
B&M CLO, Ltd. 2.731%, 3M LIBOR + 0.730%, 04/16/26 (144A) (a)	1,550,873	1,549,903
Brookside Mill CLO, Ltd. 2.822%, 3M LIBOR + 0.820%, 01/17/28 (144A) (a)	11,295,000	11,263,363
Catamaran CLO, Ltd. 3.403%, 3M LIBOR + 1.400%, 10/18/26 (144A) (a)	4,540,419	4,538,481
CIFC Funding, Ltd.
2.781%, 3M LIBOR + 0.780%, 04/15/27 (144A) (a)	13,395,966	13,371,264
2.800%, 3M LIBOR + 0.860%, 10/25/27 (144A) (a)	16,200,000	16,151,692
Countrywide Asset-Backed Certificates
1.932%, 1M LIBOR + 0.140%, 07/25/37 (a)	9,687,389	8,726,186
1.932%, 1M LIBOR + 0.140%, 04/25/47 (a)	3,469,565	3,379,006
1.942%, 1M LIBOR + 0.150%, 05/25/37 (a)	764,462	758,230
1.942%, 1M LIBOR + 0.150%, 06/25/47 (a)	280,416	278,400
2.012%, 1M LIBOR + 0.220%, 09/25/37 (a)	5,169,539	4,513,493
2.072%, 1M LIBOR + 0.280%, 09/25/36 (a)	4,637,308	4,628,351
4.600%, 10/25/46 (a)	3,391,946	3,297,660
4.738%, 10/25/32 (a)	7,900,520	7,342,121
CVP Cascade CLO-1, Ltd. 3.151%, 3M LIBOR + 1.150%, 01/16/26 (144A) (a)	2,783,195	2,783,145
CWABS Asset-Backed Certificates Trust
1.932%, 1M LIBOR + 0.140%, 02/25/37 (a)	3,620,011	3,410,943
1.942%, 1M LIBOR + 0.150%, 09/25/46 (a)	3,281,075	3,238,761
1.942%, 1M LIBOR + 0.150%, 03/25/47 (a)	1,290,775	1,267,802
2.492%, 1M LIBOR + 0.700%, 11/25/35 (a)	9,621,658	9,635,245
Dorchester Park CLO DAC 2.866%, 3M LIBOR + 0.900%, 04/20/28 (144A) (a)	9,500,000	9,495,174
Figueroa CLO, Ltd.
2.758%, 3M LIBOR + 0.850%, 06/20/27 (144A) (a)	9,645,954	9,632,266
2.901%, 3M LIBOR + 0.900%, 01/15/27 (144A) (a)	8,924,470	8,914,358
First Franklin Mortgage Loan Trust
1.932%, 1M LIBOR + 0.140%, 12/25/36 (a)	6,001,027	3,436,076
2.152%, 1M LIBOR + 0.360%, 10/25/35 (a)	4,119,794	4,113,042
3.217%, 1M LIBOR + 1.425%, 10/25/34 (a)	3,680,462	3,665,181
Flagship CLO, Ltd. 2.851%, 3M LIBOR + 0.850%, 01/16/26 (144A) (a)	7,735,879	7,729,420
Gallatin CLO, Ltd. 3.016%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	13,850,000	13,823,159
GSAMP Trust
1.962%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,909,434	1,686,573
2.182%, 1M LIBOR + 0.390%, 01/25/36 (a)	13,925,841	13,837,792
3.112%, 1M LIBOR + 1.320%, 12/25/34 (a)	5,923,269	4,908,634
Home Equity Loan Trust 2.022%, 1M LIBOR + 0.230%, 04/25/37 (a)	15,475,400	14,591,042
Home Equity Mortgage Loan Asset-Backed Trust 2.012%, 1M LIBOR + 0.220%, 04/25/37 (a)	3,115,537	2,420,785
Jamestown CLO, Ltd. 3.222%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	11,630,432	11,625,338

Asset-Backed - Other—(Continued)
JMP Credit Advisors CLO IIIR, Ltd. 2.852%, 3M LIBOR + 0.850%, 01/17/28 (144A) (a)	14,900,000	14,831,549
Lehman XS Trust 2.592%, 1M LIBOR + 0.800%, 10/25/35 (a)	1,724,353	1,721,125
LoanCore Issuer, Ltd. 2.870%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	14,300,000	14,306,833
Long Beach Mortgage Loan Trust
2.312%, 1M LIBOR + 0.520%, 08/25/45 (a)	727,873	713,111
2.572%, 1M LIBOR + 0.780%, 08/25/35 (a)	10,000,000	9,921,264
Loomis Sayles CLO , Ltd. 2.901%, 3M LIBOR + 0.900%, 04/15/28 (144A) (a)	11,800,000	11,724,374
Marathon CLO, Ltd. 2.765%, 3M LIBOR + 0.870%, 11/21/27 (144A) (a)	14,700,000	14,612,020
Monarch Grove CLO 2.820%, 3M LIBOR + 0.880%, 01/25/28 (144A) (a)	8,800,000	8,745,704
Morgan Stanley ABS Capital I, Inc. Trust
1.917%, 1M LIBOR + 0.125%, 07/25/36 (a)	4,319,633	3,785,630
2.102%, 1M LIBOR + 0.310%, 12/25/35 (a)	2,526,940	2,507,771
OCP CLO, Ltd. 2.801%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	4,519,972	4,520,148
Octagon Investment Partners, Ltd. 2.851%, 3M LIBOR + 0.850%, 07/15/27 (144A) (a)	8,800,000	8,786,862
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.282%, 1M LIBOR + 0.490%, 09/25/35 (a)	5,000,000	4,818,103
2.842%, 1M LIBOR + 1.050%, 10/25/34 (a)	5,800,000	5,780,131
3.592%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,636,570	4,682,284
Residential Asset Securities Corp. Trust 1.952%, 1M LIBOR + 0.160%, 11/25/36 (a)	3,851,479	3,807,062
Saxon Asset Securities Trust 2.192%, 1M LIBOR + 0.400%, 09/25/47 (a)	2,530,000	2,378,524
Securitized Asset-Backed Receivables LLC Trust 2.042%, 1M LIBOR + 0.250%, 05/25/36 (a)	8,668,340	5,434,054
Soundview Home Loan Trust
1.902%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,390,753	866,428
2.752%, 1M LIBOR + 0.960%, 05/25/35 (a)	2,400,000	2,404,608
Specialty Underwriting & Residential Finance Trust 2.062%, 1M LIBOR + 0.270%, 04/25/37 (a)	4,724,087	2,904,873
Starwood Commercial Mortgage Trust 2.820%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,300,000	13,292,299
Structured Asset Investment Loan Trust
1.942%, 1M LIBOR + 0.150%, 09/25/36 (a)	3,437,197	3,332,321
2.212%, 1M LIBOR + 0.420%, 11/25/35 (a)	7,700,000	7,652,276
2.527%, 1M LIBOR + 0.735%, 08/25/35 (a)	1,447,068	1,448,239
Structured Asset Securities Corp. Mortgage Loan Trust 2.692%, 1M LIBOR + 0.900%, 08/25/37 (a)	415,346	415,696
Sudbury Mill CLO, Ltd.
3.152%, 3M LIBOR + 1.150%, 01/17/26 (144A) (a)	6,072,701	6,085,812
3.172%, 3M LIBOR + 1.170%, 01/17/26 (144A) (a)	5,161,796	5,148,695
Symphony CLO, Ltd.
2.881%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	2,800,000	2,794,224
3.031%, 3M LIBOR + 1.030%, 10/15/25 (144A) (a)	8,672,760	8,673,627
Telos CLO, Ltd. 2.952%, 3M LIBOR + 0.950%, 04/17/28 (144A) (a)	17,400,000	17,342,563
TICP CLO III-2, Ltd. 2.806%, 3M LIBOR + 0.840%, 04/20/28 (144A) (a)	11,700,000	11,640,892

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Tralee CLO, Ltd. 3.076%, 3M LIBOR + 1.110%, 10/20/28 (144A) (a)	6,200,000	$6,197,179
U.S. Small Business Administration 6.220%, 12/01/28	1,264,538	1,382,198
Upstart Securitization Trust 4.997%, 08/20/25 (144A)	5,569,401	5,619,547
Venture CLO, Ltd.
2.821%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	10,339,782	10,318,440
2.881%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	15,500,000	15,462,087
Venture XVI CLO, Ltd. 2.851%, 3M LIBOR + 0.850%, 01/15/28 (144A) (a)	11,900,000	11,868,679
Voya CLO, Ltd. 2.660%, 3M LIBOR + 0.720%, 07/25/26 (144A) (a)	4,828,532	4,820,758
Wells Fargo Home Equity Asset-Backed Securities Trust 2.272%, 1M LIBOR + 0.480%, 12/25/35 (a)	20,861,000	20,931,035

		505,438,633

Asset-Backed - Student Loan—0.4%
Navient Private Education Loan Trust 2.090%, 1M LIBOR + 0.350%, 12/15/59 (144A) (a)	2,043,893	2,043,002
Navient Private Education Refi Loan Trust 3.010%, 06/16/42 (144A)	4,595,645	4,608,066
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	4,964,331	5,021,486
SoFi Professional Loan Program Trust 2.640%, 08/25/47 (144A)	5,676,320	5,684,675
Utah State Board of Regents 2.542%, 1M LIBOR + 0.750%, 01/25/57 (a)	5,928,501	5,885,104

		23,242,333

Total Asset-Backed Securities (Cost $682,333,456)		721,398,753

Foreign Government—7.3%

Municipal—0.2%
Autonomous Community of Catalonia 4.950%, 02/11/20 (EUR)	10,000,000	11,272,636

Provincial—0.9%
Province of Ontario Canada
3.150%, 06/02/22 (CAD)	9,300,000	7,379,841
4.000%, 06/02/21 (CAD)	31,100,000	24,661,817
Province of Quebec Canada
3.500%, 12/01/22 (CAD)	3,300,000	2,656,849
4.250%, 12/01/21 (CAD)	15,200,000	12,238,777

		46,937,284

Regional Government—0.3%
Japan Finance Organization for Municipalities 3.375%, 09/27/23 (144A)	14,000,000	14,666,012

Sovereign—5.9%
Brazil Letras do Tesouro Nacional
4.253%, 07/01/20 (BRL) (q)	88,445,000	21,537,380
6.064%, 04/01/20 (BRL) (q)	538,450,000	132,477,253
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	5,706,290
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	11,691,981
Kuwait International Government Bond 2.750%, 03/20/22	12,000,000	12,181,080
Qatar Government International Bonds
4.500%, 04/23/28	15,500,000	17,747,810
5.103%, 04/23/48	1,500,000	1,926,141
Spain Government Bonds
0.600%, 10/31/29 (144A) (EUR)	34,700,000	39,425,562
1.400%, 07/30/28 (144A) (EUR)	26,400,000	32,220,470
1.450%, 04/30/29 (144A) (EUR)	14,900,000	18,260,984
1.850%, 07/30/35 (144A) (EUR)	9,100,000	11,674,467

		304,849,418

Total Foreign Government (Cost $366,693,026)		377,725,350

Mortgage-Backed Securities—6.7%

Collateralized Mortgage Obligations—5.1%
Adjustable Rate Mortgage Trust 4.142%, 11/25/35 (a)	243,950	220,249
Alternative Loan Trust
5.500%, 02/25/36	2,574,775	2,306,539
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	3,351,867	3,429,588
6.000%, 04/25/37	3,294,533	2,420,574
American Home Mortgage Investment Trust 3.907%, 6M LIBOR + 2.000%, 02/25/45 (a)	473,375	476,049
Banc of America Alternative Loan Trust
12.998%, -2.2 x 1M LIBOR + 16.940%, 09/25/35 (a)	2,365,226	2,896,844
21.232%, -4 x 1M LIBOR + 28.400%, 11/25/46 (a)	1,032,726	1,433,808
Banc of America Funding Trust
4.321%, 01/20/47 (a)	119,124	115,512
4.446%, 02/20/36 (a)	1,363,967	1,361,807
4.675%, 05/25/35 (a)	486,586	496,072
Banc of America Mortgage Trust 6.000%, 05/25/37	7,550,817	6,795,677
BCAP LLC Trust
2.002%, 1M LIBOR + 0.210%, 05/25/47 (a)	7,465,690	6,939,685
5.250%, 02/26/36 (144A) (a)	3,020,033	2,142,508
Bear Stearns Adjustable Rate Mortgage Trust
4.120%, 02/25/33 (a)	6,364	6,013
4.681%, 10/25/35 (a)	1,525,271	1,552,497
Bear Stearns ALT-A Trust
3.816%, 11/25/36 (a)	1,848,196	1,524,398
4.103%, 09/25/35 (a)	615,508	506,053
4.276%, 05/25/36 (a)	1,654,045	1,160,472
4.413%, 05/25/35 (a)	754,551	763,143
4.480%, 11/25/36 (a)	2,600,635	2,396,151

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Structured Products, Inc. Trust
3.649%, 12/26/46 (a)	574,391	$493,141
4.001%, 01/26/36 (a)	677,036	603,806
Chase Mortgage Finance Trust
3.691%, 12/25/35 (a)	1,544,762	1,462,801
4.040%, 09/25/36 (a)	1,861,952	1,734,459
4.172%, 03/25/37 (a)	1,034,751	1,037,208
Chevy Chase Funding LLC Mortgage-Backed Certificate 2.042%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	21,393	21,222
CHL Mortgage Pass-Through Trust 1.992%, 1M LIBOR + 0.200%, 04/25/46 (a)	1,897,548	1,786,450
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	1,491,400	1,469,103
Citigroup Mortgage Loan Trust
3.403%, 10/25/46 (a)	1,127,076	1,030,658
3.840%, 1Y H15 + 2.100%, 09/25/35 (a)	832,164	833,174
4.380%, 1Y H15 + 2.400%, 10/25/35 (a)	1,137,521	1,171,391
4.550%, 1Y H15 + 2.150%, 09/25/35 (a)	232,476	233,326
Countrywide Alternative Loan Trust
2.052%, 1M LIBOR + 0.260%, 06/25/46 (a)	6,126,900	5,555,989
3.208%, -1 x 1M LIBOR + 5.000%, 05/25/35 (a) (b)	933,012	86,002
6.000%, 03/25/35	11,343,884	10,736,893
6.000%, 07/25/37	4,929,660	3,553,663
Countrywide Home Loan Mortgage Pass-Through Trust
2.432%, 1M LIBOR + 0.640%, 03/25/35 (a)	369,641	360,392
3.781%, 09/20/36 (a)	2,210,041	2,036,089
5.750%, 06/25/37	1,490,259	1,223,154
Countrywide Home Reperforming Loan REMIC Trust 2.132%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	1,196,049	1,151,054
Credit Suisse First Boston Mortgage Securities Corp.
2.668%, 03/25/32 (144A) (a)	44,588	43,501
6.000%, 11/25/35	1,467,786	1,181,200
Downey Savings & Loan Association Mortgage Loan Trust 4.376%, 07/19/44 (a)	345,210	349,721
First Horizon Mortgage Pass-Through Trust 4.664%, 08/25/35 (a)	120,370	100,328
GreenPoint Mortgage Funding Trust
1.883%, 12/25/46	276	276
2.232%, 1M LIBOR + 0.440%, 06/25/45 (a)	43,105	40,820
GSR Mortgage Loan Trust
3.938%, 04/25/36 (a)	1,466,987	1,296,285
3.956%, 01/25/36 (a)	3,067,361	3,117,640
4.269%, 09/25/35 (a)	16,988	17,413
6.000%, 03/25/32	92	95
HarborView Mortgage Loan Trust 2.204%, 1M LIBOR + 0.440%, 05/19/35 (a)	624,283	602,487
Hawksmoor Mortgages plc 1.761%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	49,162,765	65,268,227
Holmes Master Issuer plc 2.361%, 3M LIBOR + 0.360%, 10/15/54 (144A) (a)	7,491,429	7,486,544
IndyMac ARM Trust
3.642%, 01/25/32 (a)	7,371	7,376
3.699%, 01/25/32 (a)	435	419
IndyMac INDX Mortgage Loan Trust
1.912%, 1M LIBOR + 0.120%, 07/25/36 (a)	3,737,851	3,452,223

Collateralized Mortgage Obligations—(Continued)
IndyMac INDX Mortgage Loan Trust
2.002%, 1M LIBOR + 0.210%, 05/25/46 (a)	5,243,056	5,147,911
JPMorgan Alternative Loan Trust 1.972%, 1M LIBOR + 0.180%, 05/25/36 (a)	1,603,525	1,529,331
JPMorgan Mortgage Trust
4.107%, 07/25/35 (a)	837,807	847,300
5.750%, 01/25/36	266,097	201,839
Lehman Mortgage Trust 2.392%, 1M LIBOR + 0.600%, 08/25/36 (a)	6,118,414	4,638,673
MASTR Alternative Loan Trust
2.192%, 1M LIBOR + 0.400%, 03/25/36 (a)	617,608	91,727
6.500%, 02/25/35	5,270,146	6,268,908
MASTR Asset Securitization Trust 6.000%, 06/25/36	373,740	347,301
Merrill Lynch Mortgage Investors Trust 2.172%, 1M LIBOR + 0.380%, 08/25/35 (a)	1,406,424	1,412,024
Morgan Stanley Re-REMIC Trust 3.162%, 03/26/37 (144A) (m)	2,348,199	2,165,057
MortgageIT Mortgage Loan Trust 2.022%, 1M LIBOR + 0.230%, 04/25/36 (a)	3,576,424	3,447,287
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (m)	966,098	741,799
OBX Trust 2.442%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	2,944,704	2,928,852
RBSSP Resecuritization Trust 2.188%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	7,464,379	7,057,716
Residential Asset Securitization Trust 6.000%, 06/25/36	3,287,086	2,201,580
Sequoia Mortgage Trust
2.115%, 1M LIBOR + 0.350%, 07/20/33 (a)	151,664	149,136
2.404%, 1M LIBOR + 0.640%, 04/19/27 (a)	421,808	416,166
Structured Adjustable Rate Mortgage Loan Trust
3.842%, 01/25/35 (a)	707,769	713,172
4.122%, 04/25/35 (a)	3,467,089	3,332,751
4.241%, 08/25/35 (a)	88,922	90,086
Structured Asset Mortgage Investments II Trust
2.014%, 1M LIBOR + 0.250%, 07/19/35 (a)	475,231	471,588
Towd Point Mortgage Funding Zero Coupon, 3M SONIA + 0.900%, 07/20/45 (144A) (GBP) (a)	13,800,000	18,225,937
Towd Point Mortgage Funding plc 1.820%, 10/20/51 (144A) (GBP)	28,445,671	37,810,215
WaMu Mortgage Pass-Through Certificates Trust
2.292%, 1M LIBOR + 0.500%, 02/25/45 (a)	7,132,474	7,096,786
3.640%, 12M MTA + 1.400%, 06/25/42 (a)	69,061	68,633
Wells Fargo Mortgage-Backed Securities Trust 4.790%, 09/25/33 (a)	179,486	178,947

		266,068,891

Commercial Mortgage-Backed Securities—1.6%
Bancorp Commercial Mortgage Trust (The) 2.640%, 1M LIBOR + 0.900%, 09/15/35 (144A) (a)	3,638,590	3,638,713
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,988,857
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	11,950,000	12,779,343

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	$1,012,811
GPT Mortgage Trust 2.752%, 1M LIBOR + 1.013%, 06/15/35 (144A) (a)	1,180,057	1,177,137
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,870,644
GS Mortgage Securities Trust
3.278%, 11/10/49 (a)	2,500,000	2,594,927
3.602%, 10/10/49 (144A) (a)	13,346,000	13,645,958
JPMorgan Chase Commercial Mortgage Securities Trust
2.740%, 1M LIBOR + 1.000%, 06/15/32 (144A) (a)	15,455,415	15,445,596
3.190%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	12,447,000	12,444,405
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	10,211,446

		84,809,837

Total Mortgage-Backed Securities (Cost $339,954,464)		350,878,728

Municipals—0.4%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	120,000	126,355
City of Chicago General Obligation Unlimited 7.750%, 01/01/42	1,939,000	2,196,092
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22	6,140,000	5,857,928
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	6,713,393
Tobacco Settlement Finance Authority 7.467%, 06/01/47	5,595,000	5,813,261

Total Municipals (Cost $19,159,839)		20,707,029

Floating Rate Loans (n)—0.2%

Auto Manufacturers—0.1%
Toyota Motor Credit Corp. 2016 Term Loan, 2.791%, 3M LIBOR + 0.830%, 03/29/21 (o) (p)	5,400,000	5,402,305

Media—0.1%
CSC Holdings, LLC Term Loan B5, 4.240%, 1M LIBOR + 2.500%, 04/15/27	5,332,500	5,368,052

Total Floating Rate Loans (Cost $10,706,710)		10,770,357

Short-Term Investments—1.8%
Security Description	Principal Amount*	Value

Repurchase Agreements—1.8%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19, at 1.550%, due on 01/02/20 with a maturity value of $5,500,474; collateralized by U.S. Treasury Note at 2.000%, maturing 08/15/25, with a market value of $5,565,474.	5,500,000	5,500,000
Repurchase Agreement dated 12/31/19, at 1.590%, due on 01/03/20 with a maturity value of $40,605,379, collateralized by U.S. Treasury Note at 2.875%, maturing 11/30/25, with a market value of $41,335,364.	40,600,000	40,600,000
Repurchase Agreement dated 12/31/19, at 1.820%, due on 01/02/20 with a maturity value of $33,803,418, collateralized by U.S. Treasury Note at 1.750%, maturing 07/31/24, with a market value of $34,226,587.	33,800,000	33,800,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $9,154,756; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $9,342,402.	9,154,451	9,154,451
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/10/19, at (0.150)%, due on 01/06/20 with a maturity value of $4,359,253; collateralized by Japanese Goverment Bond at 0.300%, maturing 06/20/39, with a market value of $4,342,791.	4,359,743	4,359,743

		93,414,194

U.S. Treasury—0.0%
U.S. Treasury Bills
1.535%, 03/19/20 (g) (q)	210,000	209,335
1.540%, 02/11/20 (g) (k) (q)	897,000	895,517

		1,104,852

Total Short-Term Investments (Cost $94,514,512)		94,519,046

Total Purchased Options—0.0% (s) (Cost $96,323)		10,521
Total Investments—161.4% (Cost $8,246,576,043)		8,419,652,661
Other assets and liabilities (net)—(61.4)%		(3,203,880,839)

Net Assets—100.0%		$5,215,771,822

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2019, the value of securities pledged amounted to $818,815,592.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2019, the market value of securities pledged was $36,321,088.
(g)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2019, the value of securities pledged amounted to $3,535,609.
(h)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2019, the market value of securities pledged was $19,470,168.
(i)	Principal amount of security is adjusted for inflation.
(j)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $19,800,479.
(k)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2019, the value of securities pledged amounted to $796,668.
(l)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(o)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(p)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.1% of net assets.
(q)	The rate shown represents current yield to maturity.
(r)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $1,871,769, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(s)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $1,483,518,412, which is 28.4% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	$1,784,703	$1,891,785	$1,871,769

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Credit Suisse Securities (USA) LLC	2.150%	12/17/19	01/06/20	USD	131,262,000	$131,262,000
Deutsche Bank Securities, Inc.	1.920%	12/05/19	01/16/20	USD	308,580,423	308,580,423
J.P. Morgan Securities LLC	1.600%	12/05/19	12/04/21	USD	5,084,000	5,084,000
J.P. Morgan Securities LLC	2.180%	12/23/19	01/21/20	USD	364,034,125	364,034,125
Morgan Stanley & Co. LLC	(0.050)%	12/03/19	01/06/20	JPY	463,771,263	4,268,292

Total						$813,228,840

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities	4.500%	TBA	$(29,500,000)	$(31,034,922)	$(31,071,378)
Uniform Mortgage-Backed Securities	5.000%	TBA	(53,000,000)	(56,652,031)	(56,666,080)

Totals				$(87,686,953)	$(87,737,458)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	62,500,000	BNP	01/03/20	USD	15,505,992	$30,837
BRL	86,550,000	CBNA	01/03/20	USD	20,608,615	906,785
BRL	45,400,000	JPMC	01/03/20	USD	11,950,513	(664,561)
BRL	45,500,000	JPMC	01/03/20	USD	11,961,723	(650,911)
BRL	61,300,000	JPMC	01/03/20	USD	16,170,303	(931,781)
CNH	86,481,182	BNP	03/18/20	USD	12,205,320	196,717
CNH	98,286,343	BNP	03/18/20	USD	13,854,050	240,933
CNH	98,370,955	CBNA	03/18/20	USD	13,862,483	244,634
EUR	1,487,000	BNP	02/14/20	USD	1,646,949	25,380
EUR	2,066,000	BNP	02/14/20	USD	2,309,651	13,840
EUR	5,973,000	BNP	02/14/20	USD	6,650,966	66,466
EUR	10,121,000	BNP	02/14/20	USD	11,323,643	58,766
EUR	1,602,000	CBNA	02/14/20	USD	1,783,664	17,997
EUR	1,938,000	UBSA	02/14/20	USD	2,142,754	36,785
EUR	2,676,000	UBSA	02/14/20	USD	2,977,417	32,101
GBP	986,000	BNP	02/14/20	USD	1,272,671	34,929
GBP	1,867,000	BBP	02/14/20	USD	2,458,683	17,270
GBP	869,000	UBSA	02/14/20	USD	1,126,252	26,187
JPY	145,500,000	BNP	02/14/20	USD	1,334,449	7,441
JPY	494,800,000	BNP	02/14/20	USD	4,539,457	23,889
JPY	1,372,000,000	BBP	02/14/20	USD	12,699,750	(46,332)
JPY	18,403,000,000	CBNA	02/14/20	USD	170,375,274	(651,620)
MXN	1,287,000	BNP	01/22/20	USD	66,607	1,273
MXN	96,546,103	BNP	01/22/20	USD	5,079,422	12,697
MXN	1,223,665,000	CBNA	04/22/20	USD	62,221,414	1,456,305
MYR	1,437,265	BBP	03/18/20	USD	343,162	7,619
RUB	20,001,022	GSBU	02/18/20	USD	311,980	8,722

Contracts to Deliver
BRL	62,500,000	BNP	01/03/20	USD	16,306,617	769,788
BRL	66,800,000	CBNA	01/03/20	USD	15,934,734	(671,028)
BRL	19,750,000	CBNA	01/03/20	USD	4,899,893	(9,744)
BRL	109,450,000	JPMC	01/03/20	USD	26,327,817	(880,277)
BRL	42,750,000	JPMC	01/03/20	USD	10,606,098	(21,093)
BRL	285,500,000	BNP	04/02/20	USD	69,316,306	(1,380,377)
BRL	143,500,000	CBNA	04/02/20	USD	34,820,800	(713,259)
BRL	109,450,000	JPMC	04/02/20	USD	25,997,625	(1,104,834)
BRL	88,445,000	CBNA	07/02/20	USD	20,879,860	(925,273)
CAD	61,958,748	UBSA	01/10/20	USD	46,550,524	(1,166,048)
CNH	222,438,211	SG	03/17/20	USD	30,853,486	(1,046,532)
CNH	384,795,741	CBNA	03/18/20	USD	53,331,353	(1,851,182)
CNH	460,451,505	DBAG	03/18/20	USD	63,911,653	(2,120,475)
CNH	143,077,582	UBSA	03/18/20	USD	19,857,041	(661,336)
EUR	190,322,000	BNP	02/14/20	USD	210,637,808	(3,404,571)
EUR	6,953,000	CBNA	02/14/20	USD	7,736,538	(83,035)
EUR	4,812,000	CBNA	02/14/20	USD	5,361,270	(50,463)
GBP	3,516,000	BBP	02/14/20	USD	4,538,629	(124,173)
GBP	128,399,000	SG	02/14/20	USD	165,482,634	(4,795,820)
KRW	167,742,730	CBNA	03/18/20	USD	142,969	(2,349)
MXN	40,971,000	CBNA	01/22/20	USD	2,128,507	(32,421)
MXN	1,082,969,000	GSBU	01/22/20	USD	55,617,303	(1,501,604)
MXN	1,287,000	JPMC	01/22/20	USD	64,041	(3,839)
MXN	83,527,000	UBSA	01/22/20	USD	4,322,165	(83,290)
MXN	96,546,103	BNP	04/22/20	USD	5,013,168	(10,948)
SEK	1,040,000	SG	02/14/20	USD	107,414	(3,847)
TWD	589,057,793	DBAG	03/18/20	USD	19,501,351	(219,856)

Net Unrealized Depreciation						$(21,575,518)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Call Options on Euro-Bobl 5 Year Futures, Strike EUR 140.00	02/21/20	333	EUR	1,665	$(191)
Call Options on Euro-OAT Futures, Strike EUR 190.00	02/21/20	712	EUR	7,120	(407)
Call Options on Euro-Schatz Futures, Strike EUR 114.10	02/21/20	490	EUR	2,450	(280)
Euro-BTP Futures	03/06/20	2,589	EUR	368,828,940	1,792,144
Euro Short-BTP Futures	03/06/20	320	EUR	35,977,600	(6,020)
Euro-Bund Futures	03/06/20	2,022	EUR	344,730,780	(6,021,326)
Euro-Buxl 30 Year Bond Futures	03/06/20	141	EUR	27,971,580	(794,181)
Put Options on Euro-BTP Futures, Strike EUR 101.00	02/21/20	1,332	EUR	13,320	(762)
Put Options on Euro-Bund Futures, Strike EUR 157.00	02/21/20	931	EUR	9,310	(533)
U.S. Treasury Note 10 Year Futures	03/20/20	1,869	USD	240,020,484	(2,379,424)
U.S. Treasury Note 5 Year Futures	03/31/20	8,544	USD	1,013,398,500	(4,093,680)

Futures Contracts—Short
3-Month Euribor Futures	09/14/20	(817)	EUR	(205,015,938)	603,054
3-Month Euribor Futures	12/14/20	(1,497)	EUR	(375,616,013)	940,069
Euro-Bobl Futures	03/06/20	(392)	EUR	(52,382,960)	168,842
Euro-OAT Futures	03/06/20	(1,114)	EUR	(181,325,780)	3,160,222
Euro-Schatz Futures	03/06/20	(576)	EUR	(64,457,280)	65,583
U.S. Treasury Long Bond Futures	03/20/20	(2,282)	USD	(355,778,063)	7,264,739
United Kingdom Long Gilt Bond Futures	03/27/20	(502)	GBP	(65,952,760)	820,647

Net Unrealized Appreciation					$1,518,496

Purchased Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - U.S. Treasury Bond Futures	USD	195.000	02/21/20	1,460	USD	1,460,000	$12,556	$1,460	$(11,096)
Call - U.S. Treasury Bond Futures	USD	193.000	02/21/20	339	USD	339,000	2,915	339	(2,576)
Call - U.S. Treasury Bond Futures	USD	194.000	02/21/20	63	USD	63,000	542	63	(479)
Call - U.S. Treasury Bond Futures	USD	192.000	02/21/20	10	USD	10,000	86	10	(76)
Call - U.S. Treasury Bond Futures	USD	220.000	02/21/20	4	USD	4,000	34	4	(30)
Put - U.S. Treasury Note 5-Year Futures	USD	111.000	02/21/20	3,010	USD	3,010,000	25,886	3,010	(22,876)
Put - U.S. Treasury Note 5-Year Futures	USD	110.000	02/21/20	1,935	USD	1,935,000	16,641	1,935	(14,706)
Put - U.S. Treasury Note 5-Year Futures	USD	110.750	02/21/20	1,914	USD	1,914,000	16,461	1,914	(14,547)
Put - U.S. Treasury Note 10 Year Futures	USD	118.500	02/21/20	486	USD	486,000	4,180	486	(3,694)
Put - U.S. Treasury Note 10-Year Futures	USD	117.500	02/21/20	1,298	USD	1,298,000	11,163	1,298	(9,865)

Totals							$90,464	$10,519	$(79,945)

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - Uniform Mortgage-Backed Securities, TBA, 3.500%	JPMC	USD 72.000	02/05/20	150,000,000	USD	150,000,000	$5,859	$2	$(5,857)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	DBAG	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/20	(5,800,000)	USD	(5,800,000)	$(43,500)	$—	$43,500
Floor - OTC CPURNSA Index	215.949	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/20	(15,400,000)	USD	(15,400,000)	(130,520)	—	130,520
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(37,100,000)	USD	(37,100,000)	(331,080)	—	331,080

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Written Options—(Continued)

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(17,100,000)	USD	(17,100,000)	$(220,590)	$(2)	$220,588
Floor - OTC CPURNSA Index	218.011	DBAG	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/20	(18,000,000)	USD	(18,000,000)	(176,400)	—	176,400

Totals								$(902,090)	$(2)	$902,088

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - U.S. Treasury Note 10 Year Futures	USD	130.000	01/24/20	(461)	USD	(461,000)	$(143,486)	$(36,016)	$107,470

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	5.960%	Maturity	01/02/23	BRL	380,700,000	$640,363	$(75,365)	$715,728
Pay	3M LIBOR	Quarterly	2.800%	Semi-Annually	08/22/23	USD	51,400,000	2,023,232	—	2,023,232
Pay	6M LIBOR	Semi-Annually	(0.097%)	Semi-Annually	09/24/26	JPY	2,007,000,000	(191,119)	2,647	(193,766)
Pay	6M LIBOR	Semi-Annually	(0.062%)	Semi-Annually	09/18/26	JPY	4,400,000,000	(323,609)	(1,888)	(321,721)
Pay	6M LIBOR	Semi-Annually	(0.063%)	Semi-Annually	09/19/26	JPY	1,649,000,000	(122,087)	—	(122,087)
Pay	6M LIBOR	Semi-Annually	(0.064%)	Semi-Annually	09/19/26	JPY	1,649,000,000	(123,112)	—	(123,112)
Pay	6M LIBOR	Semi-Annually	(0.068%)	Semi-Annually	09/18/26	JPY	2,750,000,000	(212,395)	—	(212,395)
Pay	6M LIBOR	Semi-Annually	(0.087%)	Semi-Annually	09/20/26	JPY	825,000,000	(73,242)	—	(73,242)
Pay	6M LIBOR	Semi-Annually	(0.092%)	Semi-Annually	09/13/26	JPY	1,650,000,000	(151,237)	—	(151,237)
Pay	6M LIBOR	Semi-Annually	(0.095%)	Semi-Annually	09/13/26	JPY	3,300,000,000	(308,600)	—	(308,600)
Pay	6M LIBOR	Semi-Annually	0.100%	Semi-Annually	03/20/24	JPY	11,440,000,000	368,927	343,706	25,221
Pay	6M LIBOR	Semi-Annually	0.103%	Semi-Annually	08/28/39	JPY	540,000,000	(233,689)	—	(233,689)
Pay	6M LIBOR	Semi-Annually	0.122%	Semi-Annually	08/22/39	JPY	3,450,000,000	(1,373,900)	298,939	(1,672,839)
Pay	6M LIBOR	Semi-Annually	0.123%	Semi-Annually	08/22/39	JPY	2,370,000,000	(941,692)	61,381	(1,003,073)
Pay	6M LIBOR	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	14,280,000,000	3,185,956	477,064	2,708,892
Pay	6M LIBOR	Semi-Annually	1.000%	Semi-Annually	03/21/48	JPY	520,000,000	733,828	1,254,762	(520,934)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	15,920,000,000	(2,306,895)	(944,638)	(1,362,257)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	26,010,000,000	(3,768,990)	(1,953,793)	(1,815,197)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(989,634)	(221,307)	(768,327)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	3,500,000,000	(563,994)	251,206	(815,200)
Receive	6M LIBOR	Semi-Annually	0.399%	Semi-Annually	06/18/28	JPY	2,220,000,000	(528,242)	(1,920)	(526,322)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(687,991)	(176,533)	(511,458)
Receive	6M LIBOR	Semi-Annually	0.705%	Semi-Annually	10/31/38	JPY	1,700,000,000	(1,091,480)	102,203	(1,193,683)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	03/20/38	JPY	5,032,000,000	(3,596,540)	233,115	(3,829,655)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	12/20/38	JPY	4,539,800,000	(3,264,378)	224,751	(3,489,129)
Receive	6M LIBOR	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	(677,792)	2,796	(680,588)
Receive	6M LIBOR	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	(459,134)	(334)	(458,800)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	03/18/50	GBP	21,900,000	2,706,063	527,653	2,178,410
Receive	6M LIBOR	Semi-Annually	1.000%	Semi-Annually	06/17/50	GBP	34,900,000	1,276,097	639,795	636,302

Totals								$(11,055,286)	$1,044,240	$(12,099,526)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(a)	Notional Amount(b)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.31	1.000%	Quarterly	12/20/23	0.344%	USD	6,300,000	$158,924	$53,835	$105,089
CDX.NA.IG.32	1.000%	Quarterly	06/20/24	0.394%	USD	2,600,000	67,727	51,449	16,278
CDX.NA.IG.33	1.000%	Quarterly	12/20/24	0.453%	USD	3,100,000	80,371	60,573	19,798
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.651%	USD	4,800,000	63,696	(177,262)	240,958
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.749%	USD	2,900,000	30,908	(3,960)	34,868
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/24	0.857%	USD	6,900,000	46,044	(113,712)	159,756
Goldman Sach Group, Inc. 5.950%, due 1/18/18	1.000%	Quarterly	09/20/20	0.170%	USD	22,500,000	135,518	403,902	(268,384)
Rolls Royce plc 6.750%, due 4/30/19	1.000%	Quarterly	12/20/24	0.991%	EUR	5,000,000	2,445	(21,252)	23,697
Rolls Royce plc 6.750%, due 4/30/19	1.000%	Quarterly	06/20/24	0.877%	EUR	6,200,000	37,861	9,128	28,733
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	0.311%	EUR	24,700,000	477,208	108,497	368,711

Totals							$1,100,702	$371,198	$729,504

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2019(a)	Notional Amount(b)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avolon Holdings, Ltd. 4.500%, due 03/15/23	5.000%	Quarterly	07/01/20	UBSA	0.000%	USD	5,500,000	$113,432	$322,061	$(208,629)
Italy Government International Bond 6.875%, due 09/27/23	1.000%	Quarterly	06/20/24	BBP	0.728%	USD	74,500,000	860,862	(1,834,321)	2,695,183
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	03/20/20	BNP	0.229%	USD	1,600,000	2,726	(308,005)	310,731
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.507%	USD	14,280,000	(301,704)	(508,416)	206,712
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	GSI	0.554%	USD	11,900,000	251,893	73,089	178,804
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	JPMC	0.554%	USD	300,000	6,350	1,413	4,937

Totals								$933,559	$(2,254,179)	$3,187,738

(a)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(b)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(c)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate

Other Abbreviations

(ICE)—	Intercontinental Exchange, Inc.
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,167,351,364	$—	$4,167,351,364
Total Corporate Bonds & Notes*	—	2,676,291,513	—	2,676,291,513
Total Asset-Backed Securities*	—	721,398,753	—	721,398,753
Total Foreign Government*	—	377,725,350	—	377,725,350
Total Mortgage-Backed Securities*	—	350,878,728	—	350,878,728
Total Municipals*	—	20,707,029	—	20,707,029
Floating Rate Loans
Auto Manufacturers	—	—	5,402,305	5,402,305
Media	—	5,368,052	—	5,368,052
Total Floating Rate Loans	—	5,368,052	5,402,305	10,770,357
Total Short-Term Investments	—	94,519,046	—	94,519,046
Purchased Options
OTC Options on Securities at Value	—	2	—	2
Options on Exchange-Traded Futures Contracts at Value	10,519	—	—	10,519
Total Purchased Options	$10,519	$2	$—	$10,521
Total Investments	$10,519	$8,414,239,837	$5,402,305	$8,419,652,661

Total Reverse Repurchase Agreements (Liability)	$—	$(813,228,840)	$—	$(813,228,840)
Total TBA Forward Sales Commitments	$—	$(87,737,458)	$—	$(87,737,458)
Secured Borrowings (Liability)	$—	$(462,646,090)	$—	$(462,646,090)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,237,361	$—	$4,237,361
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(25,812,879)	—	(25,812,879)
Total Forward Contracts	$—	$(21,575,518)	$—	$(21,575,518)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,815,300	$—	$—	$14,815,300
Futures Contracts (Unrealized Depreciation)	(13,296,804)	—	—	(13,296,804)
Total Futures Contracts	$1,518,496	$—	$—	$1,518,496
Written Options
Inflation Capped Options at Value	$—	$(2)	$—	$(2)
Options on Exchange-Traded Futures Contracts at Value	(36,016)	—	—	(36,016)
Total Written Options	$(36,016)	$(2)	$—	$(36,018)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$9,285,673	$—	$9,285,673
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(20,655,695)	—	(20,655,695)
Total Centrally Cleared Swap Contracts	$—	$(11,370,022)	$—	$(11,370,022)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,235,263	$—	$1,235,263
OTC Swap Contracts at Value (Liabilities)	—	(301,704)	—	(301,704)
Total OTC Swap Contracts	$—	$933,559	$—	$933,559

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$8,419,652,661
Cash	373,704
Cash denominated in foreign currencies (b)	15,388,233
Cash collateral (c)	2,679,000
OTC swap contracts at market value (d)	1,235,263
Unrealized appreciation on forward foreign currency exchange contracts	4,237,361
Receivable for:
Investments sold	66,825,832
TBA securities sold (e)	1,558,100,529
Fund shares sold	2,556,806
Interest	37,403,572
Variation margin on futures contracts	1,741,220
Interest on OTC swap contracts	43,346
Variation margin on centrally cleared swap contracts	4,321,792
Prepaid expenses	16,224
Other assets	10,008

Total Assets	10,114,585,551
Liabilities
Written options at value (f)	36,018
TBA Forward sales commitments, at value	87,737,458
Secured borrowings	462,646,090
Reverse repurchase agreements	813,228,840
OTC swap contracts at market value (g)	301,704
Cash collateral (h)	3,639,000
Unrealized depreciation on forward foreign currency exchange contracts	25,812,879
Payables for:
Investments purchased	40,600,000
TBA securities purchased (e)	3,459,427,406
Fund shares redeemed	968,207
Interest on reverse repurchase agreements	876,298
Deferred dollar roll income	15,844
Interest on forward sales commitments	563
Accrued Expenses:
Management fees	1,951,140
Distribution and service fees	569,816
Deferred trustees’ fees	153,931
Other expenses	848,535

Total Liabilities	4,898,813,729

Net Assets	$5,215,771,822

Net Assets Consist of:
Paid in surplus	$4,950,077,899
Distributable earnings (Accumulated losses)	265,693,923

Net Assets	$5,215,771,822

Net Assets
Class A	$2,522,945,927
Class B	2,657,635,688
Class E	35,190,207
Capital Shares Outstanding*
Class A	210,176,398
Class B	225,574,376
Class E	2,957,204
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.00
Class B	11.78
Class E	11.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,246,576,043.
(b)	Identified cost of cash denominated in foreign currencies was $15,254,323.
(c)	Includes collateral of $2,069,000 for reverse repurchase agreements and $610,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $1,745,763.
(e)	Included within TBA securities sold is $118,714,980 related to TBA forward sale commitments and included within TBA securities purchased is $31,017,637 related to TBA forward sale commitments.
(f)	Premiums received on written options were $1,045,576.
(g)	Net premium received on OTC swap contracts was $508,416.
(h)	Includes collateral of $2,359,000 for OTC swap contracts and $1,280,000 for TBAs.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Interest (a)	$201,493,566

Total investment income	201,493,566
Expenses
Management fees	25,453,428
Administration fees	196,400
Custodian and accounting fees	568,307
Distribution and service fees—Class B	6,762,334
Distribution and service fees—Class E	53,651
Interest expense	18,806,397
Audit and tax services	129,447
Legal	56,314
Trustees’ fees and expenses	60,868
Shareholder reporting	255,466
Insurance	37,690
Miscellaneous	20,828

Total expenses	52,401,130
Less management fee waiver	(2,181,581)

Net expenses	50,219,549

Net Investment Income	151,274,017

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	144,133,783
Purchased options	(936,528)
Futures contracts	(86,870,171)
Written options	8,057,055
Swap contracts	17,262,015
Foreign currency transactions	6,158,940
Forward foreign currency transactions	(14,360,900)

Net realized gain	73,444,194

Net change in unrealized appreciation (depreciation) on:
Investments	182,453,889
Purchased options	21,813
Futures contracts	36,554,228
Written options	77,429
Swap contracts	2,520,821
Foreign currency transactions	(386,971)
Forward foreign currency transactions	(5,699,206)

Net change in unrealized appreciation	215,542,003

Net realized and unrealized gain	288,986,197

Net Increase in Net Assets From Operations	$440,260,214

(a)	Net of foreign withholding taxes of $57,573.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$151,274,017	$136,919,228
Net realized gain (loss)	73,444,194	(18,681,311)
Net change in unrealized appreciation (depreciation)	215,542,003	(132,056,568)

Increase (decrease) in net assets from operations	440,260,214	(13,818,651)

From Distributions to Shareholders
Class A	(78,660,424)	(43,510,400)
Class B	(78,116,676)	(39,815,651)
Class E	(1,057,689)	(548,090)

Total distributions	(157,834,789)	(83,874,141)

Decrease in net assets from capital share transactions	(386,120,233)	(529,448,211)

Total decrease in net assets	(103,694,808)	(627,141,003)

Net Assets
Beginning of period	5,319,466,630	5,946,607,633

End of period	$5,215,771,822	$5,319,466,630

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	4,191,682	$49,365,087	7,058,822	$80,671,492
Reinvestments	6,757,768	78,660,424	3,898,781	43,510,400
Redemptions	(25,593,109)	(302,305,922)	(29,393,492)	(331,922,129)

Net decrease	(14,643,659)	$(174,280,411)	(18,435,889)	$(207,740,237)

Class B
Sales	10,076,501	$116,973,638	10,532,080	$117,543,635
Reinvestments	6,828,381	78,116,676	3,629,503	39,815,651
Redemptions	(34,972,809)	(404,568,598)	(42,653,261)	(473,548,243)

Net decrease	(18,067,927)	$(209,478,284)	(28,491,678)	$(316,188,957)

Class E
Sales	117,327	$1,380,415	71,906	$808,902
Reinvestments	91,575	1,057,689	49,511	548,090
Redemptions	(410,024)	(4,799,642)	(612,105)	(6,876,009)

Net decrease	(201,122)	$(2,361,538)	(490,688)	$(5,519,017)

Decrease derived from capital shares transactions		$(386,120,233)		$(529,448,211)

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.39	$11.57	$11.32	$11.32	$12.09

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.29	0.25	0.31	0.29
Net realized and unrealized gain (loss)	0.63	(0.29)	0.29	0.01	(0.26)

Total income (loss) from investment operations	0.98	0.00	0.54	0.32	0.03

Less Distributions
Distributions from net investment income	(0.37)	(0.18)	(0.23)	(0.32)	(0.66)
Distributions from net realized capital gains	0.00	0.00	(0.06)	0.00	(0.14)

Total distributions	(0.37)	(0.18)	(0.29)	(0.32)	(0.80)

Net Asset Value, End of Period	$12.00	$11.39	$11.57	$11.32	$11.32

Total Return (%) (b)	8.69	0.03	4.77	2.85	0.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.74	0.56	0.53	0.52
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.50	0.52
Net ratio of expenses to average net assets (%) (c)(d)	0.82	0.70	0.52	0.50	0.48
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.46	0.47	0.46	0.47	0.48
Ratio of net investment income to average net assets (%)	2.99	2.53	2.16	2.68	2.45
Portfolio turnover rate (%)	582 (e)	608 (e)	583 (e)	466 (e)	430 (e)
Net assets, end of period (in millions)	$2,522.9	$2,560.0	$2,813.8	$2,747.6	$2,891.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.18	$11.36	$11.12	$11.12	$11.89

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.25	0.22	0.27	0.26
Net realized and unrealized gain (loss)	0.62	(0.28)	0.28	0.02	(0.26)

Total income (loss) from investment operations	0.94	(0.03)	0.50	0.29	0.00

Less Distributions
Distributions from net investment income	(0.34)	(0.15)	(0.20)	(0.29)	(0.63)
Distributions from net realized capital gains	0.00	0.00	(0.06)	0.00	(0.14)

Total distributions	(0.34)	(0.15)	(0.26)	(0.29)	(0.77)

Net Asset Value, End of Period	$11.78	$11.18	$11.36	$11.12	$11.12

Total Return (%) (b)	8.46	(0.23)	4.50	2.61	0.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	0.99	0.81	0.78	0.77
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.75	0.77
Net ratio of expenses to average net assets (%) (c)(d)	1.07	0.95	0.77	0.75	0.73
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.71	0.72	0.71	0.72	0.73
Ratio of net investment income to average net assets (%)	2.74	2.28	1.91	2.42	2.24
Portfolio turnover rate (%)	582 (e)	608 (e)	583 (e)	466 (e)	430 (e)
Net assets, end of period (in millions)	$2,657.6	$2,723.8	$3,091.0	$3,071.5	$3,321.8
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.29	$11.47	$11.22	$11.22	$11.99

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.27	0.23	0.29	0.27
Net realized and unrealized gain (loss)	0.63	(0.29)	0.29	0.01	(0.26)

Total income (loss) from investment operations	0.96	(0.02)	0.52	0.30	0.01

Less Distributions
Distributions from net investment income	(0.35)	(0.16)	(0.21)	(0.30)	(0.64)
Distributions from net realized capital gains	0.00	0.00	(0.06)	0.00	(0.14)

Total distributions	(0.35)	(0.16)	(0.27)	(0.30)	(0.78)

Net Asset Value, End of Period	$11.90	$11.29	$11.47	$11.22	$11.22

Total Return (%) (b)	8.59	(0.14)	4.64	2.69	0.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	0.89	0.71	0.68	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (c)(d)	0.97	0.85	0.67	0.65	0.63
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.61	0.62	0.61	0.62	0.63
Ratio of net investment income to average net assets (%)	2.84	2.38	2.01	2.52	2.34
Portfolio turnover rate (%)	582 (e)	608 (e)	583 (e)	466 (e)	430 (e)
Net assets, end of period (in millions)	$35.2	$35.7	$41.8	$44.6	$48.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the year ended December 31, 2019 and each of the years ended December 31, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 26%, 53%, 75%, 34%, and 58% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2019—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Notes to Financial Statements—December 31, 2019—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at

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Notes to Financial Statements—December 31, 2019—(Continued)

a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with

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Notes to Financial Statements—December 31, 2019—(Continued)

proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had investments in repurchase agreements with a gross value of $ 93,414,194, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2019—(Continued)

establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $423,494,991 and the annualized weighted average interest rate was 2.12% during the 365 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2019:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Credit Suisse Securities (USA) LLC	$(131,262,000)	$131,262,000	$—
Deutsche Bank Securities, Inc.	(308,580,423)	306,807,115	(1,773,308)
J.P. Morgan Securities LLC	(369,118,125)	364,073,431	(5,044,694)
Morgan Stanley & Co. LLC	(4,268,292)	4,268,292	—

	$(813,228,840)	$806,410,838	$(6,818,002)

[1]	Collateral with a value of $812,655,922 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2019, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the Portfolio had an outstanding secured borrowing transaction balance for 365 days. For the year ended December 31, 2019, the Portfolio’s average amount of borrowings was $381,977,135 and the weighted average interest rate was 2.39% during the 365 day period.

At December 31, 2019, the amount of the Portfolio’s outstanding borrowings was $462,646,090. Securities in the amount of $3,535,609 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2019. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2019:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Goldman Sachs & Co. LLC	$(34,185,453)	$33,042,725	$821,321	$—	$(321,407)
Morgan Stanley & Co. LLC	(3,713,922)	3,552,104	—	—	(161,818)
UBS Securities LLC	(424,746,715)	420,600,947	2,714,288	—	(1,431,480)

	$(462,646,090)	$457,195,776	$3,535,609	$—	$(1,914,705)

(a)	Represents market value of borrowings as of December 31, 2019.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount receivable/(payable) due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(448,705,060)	$(13,941,030)	$—	$(462,646,090)
Reverse Repurchase Agreements
Cash Equivalent	—	(2,098,731)	—	—	(2,098,731)
Corporate Bond	—	(131,262,000)	—	(5,084,000)	(136,346,000)
Foreign Government Bond	—	(4,268,292)	—	—	(4,268,292)
U.S. Treasury	—	(670,515,817)	—	—	(670,515,817)
Total Borrowings	$—	$(1,256,849,900)	$(13,941,030)	$(5,084,000)	$(1,275,874,930)
Gross amount of recognized liabilities for secured borrowing transactions					$(1,275,874,930)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

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satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

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Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

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instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same

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notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$10,519
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	8,287,785	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$20,387,311
	Unrealized appreciation on futures contracts (d) (e)	14,815,300	Unrealized depreciation on futures contracts (d) (e)	13,296,804
			Written options at value (b)	36,018
Credit	Investments at market value (a)	2
	OTC swap contracts at market value (f)	1,235,263	OTC swap contracts at market value (f)	301,704
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	997,888	Unrealized depreciation on centrally cleared swap contracts (c) (d)	268,384
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,237,361	Unrealized depreciation on forward foreign currency exchange contracts	25,812,879

Total		$29,584,118		$60,103,100

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $10,519 and exchanged traded written options with a value of $36,016 that are not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Excludes OTC swap interest receivable of $43,346.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2019.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$885,751	$(170,505)	$(660,000)	$55,246
BNP Paribas S.A.	1,485,682	(1,485,682)	—	—
Citibank N.A.	2,625,721	(2,625,721)	—	—
Goldman Sachs Bank USA	8,722	(8,722)	—	—
Goldman Sachs International	251,893	(251,893)	—	—
JPMorgan Chase Bank N.A.	6,352	(6,352)	—	—
UBS AG	208,505	(208,505)	—	—

	$5,472,626	$(4,757,380)	$(660,000)	$55,246

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$170,505	$(170,505)	$—	$—
BNP Paribas S.A.	4,795,896	(1,485,682)	(3,264,985)	45,229
Citibank N.A.	4,990,376	(2,625,721)	(2,364,655)	—
Deutsche Bank AG	2,340,331	—	(2,276,949)	63,382
Goldman Sachs Bank USA	1,501,604	(8,722)	(1,404,622)	88,260
Goldman Sachs International	301,704	(251,893)	(49,811)	—
JPMorgan Chase Bank N.A.	4,257,296	(6,352)	(4,196,759)	54,185
Societe Generale Paris	5,846,199	—	(4,166,454)	1,679,745
UBS AG	1,910,674	(208,505)	(1,348,400)	353,769

	$26,114,585	$(4,757,380)	$(19,072,635)	$2,284,570

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(862,303)	$(23,117)	$(51,108)	$(936,528)
Forward foreign currency transactions	—	—	(14,360,900)	(14,360,900)
Futures contracts	(86,870,171)	—	—	(86,870,171)
Swap contracts	10,251,794	7,010,221	—	17,262,015
Written options	2,104,920	605,849	5,346,286	8,057,055

	$(75,375,760)	$7,592,953	$(9,065,722)	$(76,848,529)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$16,808	$2,578	$2,427	$21,813
Forward foreign currency transactions	—	—	(5,699,206)	(5,699,206)
Futures contracts	36,554,228	—	—	36,554,228
Swap contracts	(3,590,593)	6,111,414	—	2,520,821
Written options	46,919	30,510	—	77,429

	$33,027,362	$6,144,502	$(5,696,779)	$33,475,085

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$137,146,965
Forward foreign currency transactions	1,629,010,676
Futures contracts long	2,395,798,016
Futures contracts short	(2,023,210,936)
Swap contracts	1,985,405,259
Written options	(290,560,978)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-43

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$47,173,253,341	$942,986,756	$47,921,606,060	$1,038,353,079

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$46,048,092,302	$47,453,628,622

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$25,453,428	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

BHFTI-45

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 were $1,647,729 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $533,852 was waived in the aggregate for the year ended December 31, 2019 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$7,427,511,501

Gross unrealized appreciation	161,485,391
Gross unrealized depreciation	(83,024,673)

Net unrealized appreciation (depreciation)	$78,460,718

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$157,834,789	$83,874,141	$—	$—	$157,834,789	$83,874,141

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$193,454,083	$—	$78,215,467	$(5,821,696)	$265,847,854

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated long-term capital losses of $5,821,696.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $59,481,247 and accumulated long-term capital losses of $37,561,470.

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-50

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-51

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-52

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the three-year and five-year periods ended October 31, 2019, and underperformed its benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 21.49%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 18.60%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets, such as equities and higher yielding credit, rallied sharply over the first quarter of the year, with U.S. equities recording one of the best first quarter gains on record. This was partly attributable to a rebound from the significant collapse at the end of 2018, which left equity markets oversold. With markets ending 2018 fearful of the impact of trade disputes, weakening corporate earnings and tightening monetary policy, the aggressive U-turn in monetary policy, led by the U.S. Federal Reserve (the “Fed”), was a key event. After the Fed signaled an end to interest rate hikes and an earlier-than-expected stabilization of its balance sheet, equity markets rallied and the changed stance spurred a rally in sovereign bond markets with yields falling, as investors priced in looser monetary policy across major economies.

Global equity markets continued to rise in April 2019, with encouraging economic data points and the ongoing dovishness (easy monetary policy meant to support economic growth) from major central banks supporting risk appetites. Despite a reversal in market movements in May, with investor nervousness surrounding the outlook for growth and U.S.-China trade tensions, markets rebounded in June recovering most of May’s losses. In the U.S., the S&P 500 Index achieved a new record high.

We saw another dip in investor sentiment during the third quarter, with an escalation in trade disputes between the U.S. and China and concerns surrounding global growth. Central banks, however, remained supportive and equity markets achieved modest gains. It was over the fourth quarter of the year that equity markets globally posted the strongest gains. The geopolitical risks that dominated markets for much of 2019 faded and economic data remained surprisingly stable, reducing the likelihood of a global recession in 2020. During this time, emerging markets benefitted from easing geopolitical concerns and U.S. dollar weakness.

Over the course of 2019, global equities across all regions reaped the benefits of ample market liquidity, which helped underpin market valuations. The S&P 500 Index reached record highs, posting a remarkable 31% return over the year. Corporate bond markets delivered positive double-digit returns, outperforming government bonds. Investment grade credit and high yield debt benefitted from falling yields.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio combines active Schroders strategies, for longer-term strategic exposures, and passive components, to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective way. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed the benchmark over the reporting period. The key detractors over the year were the volatility management strategy and overall asset allocation results. The volatility cap was active throughout January and was negatively impacted by the sharp market reversal while the hedge was still active. Negative asset allocation was predominantly within the Portfolio’s equity exposures. Given the exceptionally strong market returns in North America, holding emerging market equities was a source of weakness over the full year. This was notable in the third quarter, when emerging markets underperformed with escalating trade tensions with gains from emerging markets in the fourth quarter softening the blow somewhat. Equity stock selection was another area of weakness, most notably in North America. An overweighting in U.S. Financials in April and an overweight in the homebuilding and gold-mining sub-sectors in the fourth quarter, all detracted from performance. Additionally, the core global equity exposure was a headwind. This was driven by negative security selection, primarily in the Information Technology and Healthcare sectors.

A key driver of returns was the interest rate overlay. This was mainly over the second and third quarters, when government bond yields fell markedly. The Portfolio’s underweight to investment grade credit contributed to performance, as equities outperformed both credit and government bonds. Aside from U.S. equities, regional stock selection worked well, including within emerging markets, Japanese and European equity holdings. Similarly, underlying stock selection within investment grade credit enhanced returns. Overall, currency allocations contributed positively to the period return. Short euro and sterling exposures were beneficial over the first quarter, as fears around the U.K. leaving the European Union without a deal weakened both currencies. Additionally, the Portfolio’s emerging market currencies did well in the final months of the year as the U.S. dollar weakened.

In terms of asset allocation, at the start of 2019, we reduced the underweight to equities, tilting the Portfolio towards a more cyclical bias (increasing our exposure towards economically-sensitive investments). We added to U.S. small cap equities and reduced the Portfolio’s investment grade fixed income exposures, rotating into high yield. After government bond yields climbed in 2018, we took advantage of the improved levels and added to positions in these defensive assets against our more cyclical exposures in the Portfolio. With central bank stimulus supporting equity and bond markets, our carry strategies (those that generate a positive yield) have been a key

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

emphasis within the Portfolio, including exposure to emerging market currencies and high yield debt. In May, portfolio managers made a decision to reduce risk and added to the positive carry hedges (defensive assets with positive yields) in the Portfolio, including U.S. treasuries and a long yen versus U.S. dollar position.

The Portfolio remained marginally underweight equities over the third quarter, with a preference for defensive, low volatility stocks. We were long the U.S. dollar, as a hedge against disappointment on the liquidity front. Over the final quarter of 2019 the Portfolio went overweight equities. A reduction in political risks associated with the trade war and a ‘no deal’ Brexit, reduced recessionary risks and allowed us to focus on the benefits of looser central bank policy. We further added cyclicality back into the Portfolio, via allocations to emerging market equities and U.S. small cap stocks. Compared to the benchmark, the Portfolio ended the year overweight equity and underweight fixed income.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2019, the Portfolio’s allocation to developed equities was 61.5% and the allocation to investment grade bonds was 34.0%. We held approximately 3.4% in opportunistic asset classes, specifically, emerging market equities and high yield debt. The Portfolio’s cash level was 1.0% as of the end of December. The volatility management cap was inactive at the end of the period. The volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Angus Sippe

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Schroders Global Multi-Asset Portfolio
Class B	21.49	5.66	7.05
Dow Jones Moderate Index	18.60	6.61	7.45

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Equity Sectors

% of Net Assets
Financials	14.7
Information Technology	4.8
Health Care	3.8
Industrials	3.8
Consumer Discretionary	3.3

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	32.9
Mortgage-Backed Securities	1.3
U.S. Treasury & Government Agencies	0.3
Asset-Backed Securities	0.3

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.89%	$1,000.00	$1,060.60	$4.62
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—32.9% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
L3Harris Technologies, Inc. 3.850%, 06/15/23 (144A)	1,447,000	$1,523,217

Agriculture—0.7%
Altria Group, Inc. 3.800%, 02/14/24 (a)	2,981,000	3,135,253
BAT Capital Corp.
3.215%, 09/06/26	1,938,000	1,950,710
3.557%, 08/15/27	5,157,000	5,259,088
4.390%, 08/15/37	2,506,000	2,532,384

		12,877,435

Auto Manufacturers—0.1%
General Motors Financial Co., Inc.
3.150%, 06/30/22	606,000	617,406
5.100%, 01/17/24	844,000	915,812

		1,533,218

Banks—9.5%
Banco Santander S.A.
2.706%, 06/27/24	4,600,000	4,661,433
3.125%, 02/23/23	600,000	612,075
3.306%, 06/27/29	1,200,000	1,234,977
Bank of America Corp.
2.884%, 3M LIBOR + 0.012%, 10/22/30 (b)	2,255,000	2,271,281
3.366%, 3M LIBOR + 0.810%, 01/23/26 (b)	3,219,000	3,365,397
3.500%, 04/19/26	1,410,000	1,498,096
3.559%, 3M LIBOR + 1.060%, 04/23/27 (b)	11,033,000	11,652,456
Bank of Ireland Group plc 4.500%, 11/25/23 (144A)	4,622,000	4,929,335
Bank of Montreal 2.709%, 3M LIBOR + 0.790%, 08/27/21 (b)	2,500,000	2,525,638
Barclays Bank plc 10.179%, 06/12/21 (144A)	2,795,000	3,106,252
BBVA USA 3.500%, 06/11/21	5,000,000	5,085,620
BPCE S.A. 3.000%, 05/22/22 (144A)	5,547,000	5,644,605
Capital One N.A. 2.150%, 09/06/22	570,000	570,882
Citigroup, Inc.
3.300%, 04/27/25 (a)	2,775,000	2,909,997
3.887%, 3M LIBOR + 1.563%, 01/10/28 (a) (b)	4,143,000	4,459,607
4.044%, 3M LIBOR + 1.023%, 06/01/24 (b)	4,853,000	5,131,313
Comerica, Inc. 3.700%, 07/31/23 (a)	2,345,000	2,468,343
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	728,746
Credit Suisse Group AG 2.593%, SOFR + 1.560%, 09/11/25 (144A) (b)	6,984,000	7,003,565
Credit Suisse Group Funding Guernsey, Ltd. 4.550%, 04/17/26	545,000	604,483
Fifth Third Bancorp 3.650%, 01/25/24 (a)	5,727,000	6,034,572

Banks—(Continued)
HSBC Holdings plc
2.650%, 01/05/22	1,135,000	1,147,071
2.950%, 05/25/21	5,000,000	5,062,387
4.875%, 01/14/22	1,555,000	1,641,256
JPMorgan Chase & Co.
2.664%, 3M LIBOR + 0.730%, 04/23/24 (b)	5,496,000	5,510,806
2.950%, 10/01/26	2,891,000	2,976,791
Lloyds Banking Group plc
2.858%, 3M LIBOR + 1.249%, 03/17/23 (a) (b)	407,000	411,951
4.050%, 08/16/23	840,000	890,085
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (a) (b)	1,654,000	1,792,523
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	4,596,000	4,858,879
Morgan Stanley
3.875%, 01/27/26	6,473,000	6,946,701
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a) (b)	5,672,000	6,406,824
PNC Bank N.A.
2.700%, 11/01/22	2,669,000	2,719,005
2.950%, 01/30/23	2,581,000	2,640,488
2.950%, 02/23/25	2,425,000	2,508,650
PNC Financial Services Group, Inc. (The) 2.600%, 07/23/26	2,335,000	2,364,168
Regions Financial Corp. 2.750%, 08/14/22	2,000,000	2,035,162
Santander Holdings USA, Inc. 3.500%, 06/07/24	1,742,000	1,790,811
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a) (b)	1,770,000	1,831,805
State Street Corp. 5.625%, 3M LIBOR + 2.539%, 12/15/23 (a) (b)	2,048,000	2,173,461
Truist Bank 3.525%, 3M LIBOR + 0.500%, 10/26/21 (a) (b)	3,000,000	3,036,202
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (a) (b)	10,078,000	10,405,535
UBS Group AG 3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (a) (b)	6,974,000	7,094,485
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (b)	3,365,000	3,365,000
2.879%, 3M LIBOR + 1.170%, 10/30/30 (b)	5,778,000	5,809,340
3.196%, 3M LIBOR + 1.170%, 06/17/27 (b)	2,853,000	2,957,263
3.750%, 01/24/24	2,477,000	2,616,236
Zions Bancorp N.A. 3.500%, 08/27/21	2,135,000	2,184,438

		169,675,996

Beverages—0.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 02/01/46	2,106,000	2,490,636
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	2,137,000	2,203,520
4.000%, 04/13/28	1,522,000	1,672,979
Constellation Brands, Inc.
2.610%, 3M LIBOR + 0.700%, 11/15/21 (b)	2,208,000	2,208,386
3.150%, 08/01/29 (a)	1,983,000	2,002,885

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Constellation Brands, Inc.
3.600%, 02/15/28	1,613,000	$1,704,723
3.700%, 12/06/26	1,403,000	1,488,133

		13,771,262

Building Materials—0.4%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	6,495,000	6,518,586

Chemicals—0.5%
DuPont de Nemours, Inc.
4.725%, 11/15/28 (a)	1,470,000	1,666,962
5.419%, 11/15/48	1,583,000	1,954,281
Mosaic Co. (The)
3.250%, 11/15/22	3,800,000	3,897,108
4.250%, 11/15/23	712,000	759,049

		8,277,400

Commercial Services—0.5%
Ashtead Capital, Inc. 4.000%, 05/01/28 (144A)	1,641,000	1,657,410
S&P Global, Inc. 2.500%, 12/01/29	6,339,000	6,333,675

		7,991,085

Computers—0.3%
Dell International LLC / EMC Corp.
4.900%, 10/01/26 (144A)	4,038,000	4,441,963
5.300%, 10/01/29 (144A)	674,000	758,970

		5,200,933

Diversified Financial Services—1.1%
American Express Co. 3.125%, 05/20/26	6,238,000	6,481,424
Avolon Holdings Funding, Ltd. 3.625%, 05/01/22 (144A)	1,429,000	1,464,154
Capital One Financial Corp.
3.050%, 03/09/22	1,233,000	1,258,391
3.750%, 03/09/27 (a)	767,000	817,255
3.900%, 01/29/24	2,000,000	2,119,715
Discover Financial Services 4.500%, 01/30/26	5,915,000	6,460,004
Synchrony Financial 4.375%, 03/19/24	745,000	794,271

		19,395,214

Electric—0.9%
Berkshire Hathaway Energy Co.
3.800%, 07/15/48	2,636,000	2,827,797
6.500%, 09/15/37	345,000	476,488
Enel Finance International NV 4.625%, 09/14/25 (144A)	1,750,000	1,907,754
Sempra Energy 3.800%, 02/01/38 (a)	5,720,000	5,961,008

Electric—(Continued)
Southern California Edison Co.
4.200%, 03/01/29	4,028,000	4,456,294
5.500%, 03/15/40	335,000	412,725

		16,042,066

Electronics—0.6%
Agilent Technologies, Inc. 2.750%, 09/15/29	3,288,000	3,259,725
Amphenol Corp. 2.800%, 02/15/30	8,289,000	8,198,876

		11,458,601

Food—1.5%
Campbell Soup Co. 3.950%, 03/15/25 (a)	1,662,000	1,769,288
Conagra Brands, Inc.
4.300%, 05/01/24	5,868,000	6,315,033
4.850%, 11/01/28 (a)	1,242,000	1,423,207
General Mills, Inc. 4.000%, 04/17/25 (a)	956,000	1,033,102
Grupo Bimbo S.A.B. de C.V. 5.950%, 5Y H15 + 3.280%, 04/17/23 (144A) (b)	1,000,000	1,060,000
Kraft Heinz Foods Co. 5.000%, 06/04/42	982,000	1,046,712
Kroger Co. (The) 4.500%, 01/15/29 (a)	1,949,000	2,190,039
Tyson Foods, Inc.
4.000%, 03/01/26	2,892,000	3,132,612
4.350%, 03/01/29	4,451,000	5,038,946
4.550%, 06/02/47	2,586,000	2,944,716
5.100%, 09/28/48	1,246,000	1,564,083

		27,517,738

Healthcare-Products—0.8%
Alcon Finance Corp.
2.750%, 09/23/26 (144A)	2,668,000	2,714,425
3.000%, 09/23/29 (144A)	4,798,000	4,874,374
Boston Scientific Corp. 4.000%, 03/01/29	2,177,000	2,406,117
Thermo Fisher Scientific, Inc. 2.600%, 10/01/29	5,117,000	5,054,224

		15,049,140

Healthcare-Services—0.2%
CommonSpirit Health 2.760%, 10/01/24	535,000	539,481
Humana, Inc.
3.125%, 08/15/29	2,530,000	2,577,156
3.850%, 10/01/24	575,000	610,777

		3,727,414

Housewares—0.2%
Newell Brands, Inc. 4.200%, 04/01/26 (a)	3,827,000	3,986,863

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.6%
AIA Group, Ltd. 3.600%, 04/09/29 (144A)	2,200,000	$2,305,806
AXA Equitable Holdings, Inc.
5.000%, 04/20/48	596,000	639,623
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,250,000	1,426,708
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a) (b)	4,400,000	4,624,224
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (a) (b)	1,870,000	1,940,125

		10,936,486

Lodging—0.3%
Las Vegas Sands Corp. 3.200%, 08/08/24 (a)	4,495,000	4,635,337

Machinery-Diversified—0.2%
Roper Technologies, Inc.
2.350%, 09/15/24	400,000	401,930
3.650%, 09/15/23	2,770,000	2,906,793

		3,308,723

Media—1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	3,717,000	3,905,958
4.908%, 07/23/25	1,782,000	1,961,549
Comcast Corp.
4.150%, 10/15/28	2,632,000	2,960,699
4.600%, 10/15/38	4,316,000	5,133,607
4.700%, 10/15/48	4,918,000	6,053,293
Discovery Communications LLC 4.125%, 05/15/29 (a)	607,000	655,180

		20,670,286

Mining—0.4%
Barrick North America Finance LLC 5.750%, 05/01/43 (a)	5,250,000	6,667,219

Miscellaneous Manufacturing—0.4%
General Electric Co.
4.125%, 10/09/42	1,701,000	1,747,472
5.000%, 3M LIBOR + 3.330%, 01/21/21 (b)	206,000	201,769
Hexcel Corp. 3.950%, 02/15/27 (a)	1,182,000	1,231,978
Ingersoll-Rand Luxembourg Finance S.A. 3.500%, 03/21/26 (a)	3,655,000	3,820,115

		7,001,334

Oil & Gas—1.8%
Canadian Natural Resources, Ltd. 4.950%, 06/01/47 (a)	1,281,000	1,553,078
Cenovus Energy, Inc.
4.250%, 04/15/27 (a)	1,353,000	1,431,907
5.400%, 06/15/47	3,249,000	3,785,281

Oil & Gas—(Continued)
Concho Resources, Inc. 3.750%, 10/01/27 (a)	2,974,000	3,124,189
Devon Energy Corp. 5.850%, 12/15/25 (a)	1,595,000	1,889,501
EQT Corp. 3.900%, 10/01/27 (a)	5,030,000	4,704,730
Hess Corp.
3.500%, 07/15/24	1,074,000	1,097,173
5.800%, 04/01/47 (a)	1,487,000	1,816,123
Marathon Petroleum Corp. 4.500%, 04/01/48	2,723,000	2,888,702
Noble Energy, Inc. 3.250%, 10/15/29	3,066,000	3,087,829
Occidental Petroleum Corp.
3.155%, 3M LIBOR + 1.250%, 08/13/21 (b)	1,995,000	2,005,593
3.360%, 3M LIBOR + 1.450%, 08/15/22 (b)	2,273,000	2,285,146
Valero Energy Corp.
4.000%, 04/01/29	1,705,000	1,838,413
6.625%, 06/15/37	905,000	1,196,903

		32,704,568

Pharmaceuticals—2.3%
AbbVie, Inc.
3.200%, 11/21/29 (144A)	4,817,000	4,897,321
4.250%, 11/21/49 (144A) (a)	5,857,000	6,164,160
4.450%, 05/14/46	3,203,000	3,420,599
Bayer U.S. Finance LLC
4.250%, 12/15/25 (144A)	3,237,000	3,489,799
4.625%, 06/25/38 (144A)	1,000,000	1,084,417
Becton Dickinson & Co. 3.363%, 06/06/24	2,295,000	2,389,206
Bristol-Myers Squibb Co.
3.200%, 06/15/26 (144A)	1,272,000	1,333,905
3.400%, 07/26/29 (144A)	9,916,000	10,596,692
Cigna Corp. 3.400%, 03/01/27 (144A)	3,706,000	3,847,443
CVS Health Corp.
2.875%, 06/01/26	1,317,000	1,336,352
5.050%, 03/25/48	2,000,000	2,362,962

		40,922,856

Pipelines—1.3%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (144A) (a)	7,690,000	7,842,125
Enbridge, Inc. 6.000%, 3M LIBOR + 3.890%, 01/15/77 (a) (b)	4,521,000	4,786,835
Energy Transfer Operating L.P.
4.050%, 03/15/25	2,257,000	2,370,738
5.250%, 04/15/29	750,000	841,688
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (a) (b)	1,800,000	1,788,827
MPLX L.P. 4.500%, 04/15/38 (a)	5,263,000	5,343,204
ONEOK, Inc. 4.350%, 03/15/29	903,000	976,819

		23,950,236

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—3.6%
Alexandria Real Estate Equities, Inc.
4.000%, 01/15/24	418,000	$445,047
4.500%, 07/30/29	540,000	608,111
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	462,434
American Tower Corp.
3.800%, 08/15/29	4,514,000	4,819,255
Boston Properties L.P.
2.900%, 03/15/30	1,400,000	1,395,566
4.500%, 12/01/28	2,671,000	3,024,971
Camden Property Trust
3.150%, 07/01/29	1,252,000	1,302,283
4.100%, 10/15/28	465,000	519,374
Crown Castle International Corp.
3.100%, 11/15/29	1,931,000	1,952,667
3.700%, 06/15/26	6,765,000	7,144,536
Digital Realty Trust L.P. 3.700%, 08/15/27	10,845,000	11,479,255
Duke Realty L.P. 3.375%, 12/15/27	1,449,000	1,513,797
Equinix, Inc. 3.200%, 11/18/29 (a)	6,345,000	6,368,603
Essex Portfolio L.P. 3.000%, 01/15/30	4,633,000	4,681,989
Kimco Realty Corp. 3.700%, 10/01/49	2,655,000	2,576,311
Sabra Health Care L.P. / Sabra Capital Corp. 3.900%, 10/15/29	2,280,000	2,292,996
UDR, Inc. 3.200%, 01/15/30	4,526,000	4,622,625
Vornado Realty L.P. 3.500%, 01/15/25	3,000,000	3,118,433
Welltower, Inc.
2.700%, 02/15/27	434,000	435,346
3.625%, 03/15/24	5,914,000	6,209,046

		64,972,645

Retail—0.1%
Home Depot, Inc. (The) 5.950%, 04/01/41	990,000	1,395,229

Semiconductors—0.2%
NXP B.V. / NXP Funding LLC 3.875%, 06/18/26 (144A)	3,968,000	4,204,643

Software—0.4%
Fidelity National Information Services, Inc. 3.750%, 05/21/29 (a)	1,823,000	1,993,089
Fiserv, Inc. 3.200%, 07/01/26	5,340,000	5,523,514

		7,516,603

Telecommunications—1.5%
AT&T, Inc.
4.100%, 02/15/28	5,542,000	6,023,259
4.125%, 02/17/26	1,986,000	2,150,691
4.300%, 02/15/30	2,789,000	3,098,494
4.300%, 12/15/42	1,951,000	2,084,392
4.500%, 03/09/48 (a)	1,998,000	2,204,366
4.750%, 05/15/46	525,000	592,433
4.850%, 03/01/39	2,500,000	2,876,659
Rogers Communications, Inc.
3.700%, 11/15/49	2,000,000	2,012,229
4.350%, 05/01/49	1,106,000	1,234,299
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	3,997,000	4,730,566

		27,007,388

Transportation—0.4%
FedEx Corp. 4.100%, 02/01/45	1,984,000	1,920,251
Kansas City Southern
4.200%, 11/15/69	1,591,000	1,620,299
4.700%, 05/01/48	2,879,000	3,366,933

		6,907,483

Total Corporate Bonds & Notes (Cost $565,329,858)		587,347,204

Common Stocks—26.4%

Aerospace & Defense—0.1%
Boeing Co. (The)	1,100	358,336
Curtiss-Wright Corp.	7,792	1,097,815
Spirit AeroSystems Holdings, Inc. - Class A	2,800	204,064
Ultra Electronics Holdings plc	15,688	440,224

		2,100,439

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	16,610	1,298,902
Expeditors International of Washington, Inc.	19,485	1,520,220

		2,819,122

Airlines—0.0%
Delta Air Lines, Inc.	3,700	216,376

Auto Components—0.4%
BorgWarner, Inc.	7,272	315,459
Bridgestone Corp.	13,700	508,857
Cie Generale des Etablissements Michelin	5,356	656,989
Faurecia S.A.	4,506	244,316
FCC Co., Ltd.	9,100	196,617
Gentex Corp.	39,344	1,140,189
Lear Corp.	3,602	494,194
Linamar Corp.	4,800	181,606
Magna International, Inc.	14,800	811,490

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Auto Components—(Continued)
Martinrea International, Inc.	1,529	$16,850
NGK Spark Plug Co., Ltd.	7,600	147,429
NHK Spring Co., Ltd.	1,900	17,184
Nissin Kogyo Co., Ltd.	5,800	118,203
Sumitomo Electric Industries, Ltd.	28,700	430,615
Tokai Rika Co., Ltd.	4,400	85,654
Topre Corp.	4,300	69,311
Toyota Boshoku Corp.	17,500	280,675
Unipres Corp.	4,500	63,154
Xinyi Glass Holdings, Ltd.	382,000	506,182

		6,284,974

Automobiles—0.2%
Honda Motor Co., Ltd.	26,600	750,311
Isuzu Motors, Ltd.	36,600	431,179
Mazda Motor Corp.	11,700	99,579
Peugeot S.A.	13,345	319,604
Subaru Corp.	10,500	259,617
Suzuki Motor Corp.	6,000	251,320
Toyota Motor Corp.	26,900	1,894,023
Yamaha Motor Co., Ltd.	15,300	305,835

		4,311,468

Banks—1.9%
AIB Group plc	51,361	179,882
Australia & New Zealand Banking Group, Ltd.	4,717	81,720
Awa Bank, Ltd. (The)	3,400	75,800
Banco Bilbao Vizcaya Argentaria S.A.	88,853	500,727
Bangkok Bank PCL	37,500	200,272
Bank Hapoalim B.M.	36,345	301,915
Bank Leumi Le-Israel B.M.	35,696	260,145
Bank of America Corp.	65,000	2,289,300
Bank of China, Ltd. - Class H	347,000	148,583
Bank of Ireland Group plc	26,244	144,719
Barclays plc	273,464	653,047
BNP Paribas S.A.	14,900	886,955
Cadence BanCorp	13,200	239,316
Chiba Bank, Ltd. (The)	23,300	133,971
Citigroup, Inc.	25,357	2,025,771
Citizens Financial Group, Inc.	12,900	523,869
Comerica, Inc.	6,100	437,675
Credit Agricole S.A.	15,813	230,380
DBS Group Holdings, Ltd.	60,200	1,160,370
Erste Group Bank AG (c)	12,762	480,005
First Citizens BancShares, Inc. - Class A	300	159,663
First Interstate BancSystem, Inc. - Class A	3,100	129,952
Hachijuni Bank, Ltd. (The)	33,300	145,010
Hang Seng Bank, Ltd.	26,100	540,108
HSBC Holdings plc (Hong Kong Traded Shares)	51,200	400,615
HSBC Holdings plc	255,353	2,005,325
ING Groep NV	50,137	602,549
Iyo Bank, Ltd. (The)	25,400	143,303
JPMorgan Chase & Co.	36,300	5,060,220
M&T Bank Corp.	3,000	509,250
Malayan Banking Bhd	84,400	178,362
Mediobanca S.p.A.	29,654	326,638

Banks—(Continued)
Mitsubishi UFJ Financial Group, Inc.	163,900	885,814
Mizuho Financial Group, Inc.	308,700	474,769
National Australia Bank, Ltd.	5,119	88,699
PNC Financial Services Group, Inc. (The) (a)	7,598	1,212,869
Prosperity Bancshares, Inc.	11,676	839,388
Raiffeisen Bank International AG	4,630	116,143
Royal Bank of Scotland Group plc	180,776	579,415
Shizuoka Bank, Ltd. (The)	24,700	183,881
Societe Generale S.A.	16,599	579,981
Standard Chartered plc	84,054	793,858
Sumitomo Mitsui Financial Group, Inc.	20,300	747,287
Sumitomo Mitsui Trust Holdings, Inc.	6,200	244,664
Truist Financial Corp.	23,008	1,295,811
U.S. Bancorp (a)	27,246	1,615,415
UniCredit S.p.A.	29,286	428,170
United Overseas Bank, Ltd.	48,500	953,991
Wells Fargo & Co.	25,925	1,394,765

		33,590,337

Beverages—0.6%
Britvic plc	29,478	353,779
Brown-Forman Corp. - Class B	5,400	365,040
Coca-Cola Amatil, Ltd.	72,079	560,453
Coca-Cola Co. (The)	66,778	3,696,162
Diageo plc	57,592	2,426,908
Monster Beverage Corp. (c)	5,019	318,957
PepsiCo, Inc.	17,158	2,344,984
Pernod-Ricard S.A.	1,072	191,894

		10,258,177

Biotechnology—0.6%
AbbVie, Inc.	37,658	3,334,239
Alexion Pharmaceuticals, Inc. (c)	5,844	632,029
Amgen, Inc.	14,160	3,413,551
Biogen, Inc. (c)	4,200	1,246,266
Gilead Sciences, Inc.	20,600	1,338,588

		9,964,673

Building Products—0.8%
A.O. Smith Corp.	24,642	1,173,945
Allegion plc	21,006	2,616,087
Armstrong World Industries, Inc.	7,146	671,510
Asahi Glass Co., Ltd.	6,400	228,371
Assa Abloy AB - Class B	43,232	1,010,239
CSW Industrials, Inc.	3,600	277,200
Fortune Brands Home & Security, Inc.	21,068	1,376,583
Geberit AG	686	385,112
Johnson Controls International plc	38,978	1,586,794
Lennox International, Inc.	6,054	1,476,994
Masco Corp.	33,531	1,609,153
Owens Corning	24,408	1,589,449
Trex Co., Inc. (a) (c)	9,726	874,173

		14,875,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—0.7%
Affiliated Managers Group, Inc.	3,810	$322,859
Ameriprise Financial, Inc.	5,800	966,164
Bank of New York Mellon Corp. (The)	17,668	889,231
CI Financial Corp.	27,400	458,091
Credit Suisse Group AG (c)	32,933	446,933
Daiwa Securities Group, Inc.	71,700	363,734
Deutsche Bank AG	45,102	349,895
Eaton Vance Corp.	7,048	329,071
Evercore, Inc. - Class A	2,928	218,897
FactSet Research Systems, Inc.	2,249	603,407
Federated Investors, Inc. - Class B	13,300	433,447
Franklin Resources, Inc. (a)	14,091	366,084
Goldman Sachs Group, Inc. (The)	4,899	1,126,427
Houlihan Lokey, Inc.	2,700	131,949
Invesco, Ltd.	23,333	419,527
Moody’s Corp.	2,442	579,755
Morgan Stanley	18,961	969,286
Platinum Asset Management, Ltd.	38,615	122,821
Raymond James Financial, Inc.	6,085	544,364
S&P Global, Inc.	1,300	354,965
Singapore Exchange, Ltd.	34,500	227,582
T. Rowe Price Group, Inc.	12,371	1,507,283

		11,731,772

Chemicals—0.3%
ADEKA Corp.	5,500	82,757
Air Liquide S.A.	1,160	164,867
Air Products & Chemicals, Inc.	1,800	422,982
Celanese Corp.	6,886	847,804
Daicel Corp.	29,700	283,315
Denka Co., Ltd.	4,400	130,700
DIC Corp.	4,800	132,371
Eastman Chemical Co.	4,500	356,670
Huntsman Corp.	5,400	130,464
LyondellBasell Industries NV - Class A	7,690	726,551
Mitsubishi Chemical Holdings Corp.	37,600	280,130
Mitsubishi Gas Chemical Co., Inc.	8,000	121,571
Mitsui Chemicals, Inc.	13,200	320,826
Shikoku Chemicals Corp.	2,000	25,125
Showa Denko KK (a)	12,400	326,627
Sumitomo Chemical Co., Ltd.	43,100	195,334
Sumitomo Seika Chemicals Co., Ltd.	1,300	42,254
Tokai Carbon Co., Ltd. (a)	14,300	142,445
Tosoh Corp.	12,400	190,831
Ube Industries, Ltd.	9,100	197,033
Victrex plc	6,023	199,439

		5,320,096

Commercial Services & Supplies—0.2%
Babcock International Group plc	11,119	92,918
Brady Corp. - Class A	2,300	131,698
Cintas Corp.	1,900	511,252
Copart, Inc. (c)	3,900	354,666
Dai Nippon Printing Co., Ltd.	9,800	265,970
Deluxe Corp.	11,100	554,112
Edenred	4,357	225,453

Commercial Services & Supplies—(Continued)
Ennis, Inc.	10,400	225,160
MSA Safety, Inc.	1,100	138,996
Secom Co., Ltd.	4,000	356,964
Societe BIC S.A.	5,804	404,192
Transcontinental, Inc. - Class A	18,900	230,983
Waste Management, Inc.	7,700	877,492

		4,369,856

Communications Equipment—0.2%
Cisco Systems, Inc.	85,897	4,119,620
Ituran Location and Control, Ltd.	6,700	168,371

		4,287,991

Construction & Engineering—0.0%
Kajima Corp.	9,800	130,968
Nichireki Co., Ltd.	2,000	24,960
Obayashi Corp.	19,000	210,670
Taisei Corp.	6,000	248,414

		615,012

Construction Materials—0.0%
Taiwan Cement Corp.	131,000	191,158

Consumer Finance—0.1%
Capital One Financial Corp.	8,312	855,388
SLM Corp.	25,500	227,205
Synchrony Financial	23,300	839,033

		1,921,626

Containers & Packaging—0.1%
Packaging Corp. of America (a)	5,700	638,343
Rengo Co., Ltd.	22,000	167,541
Toyo Seikan Group Holdings, Ltd.	8,000	138,678
Vidrala S.A.	3,803	400,966

		1,345,528

Diversified Consumer Services—0.1%
H&R Block, Inc.	48,600	1,141,128

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (c)	5,100	1,155,150
Jefferies Financial Group, Inc.	10,200	217,974
ORIX Corp.	20,800	346,224
RMB Holdings, Ltd.	19,340	111,255
Sofina S.A.	512	110,715

		1,941,318

Diversified Telecommunication Services—0.4%
AT&T, Inc.	34,211	1,336,966
Elisa Oyj	4,034	222,909
Nippon Telegraph & Telephone Corp.	47,800	1,210,765
Proximus SADP	7,555	216,352
Singapore Telecommunications, Ltd.	247,800	612,318
Swisscom AG	1,826	967,016

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telekomunikasi Indonesia Persero Tbk PT	824,600	$234,918
Telenor ASA	41,577	745,705
Verizon Communications, Inc.	28,393	1,743,330

		7,290,279

Electric Utilities—0.2%
Chubu Electric Power Co., Inc.	6,500	91,684
Enel S.p.A.	98,413	782,915
Exelon Corp.	10,300	469,577
PPL Corp.	7,800	279,864
Red Electrica Corp. S.A.	70,261	1,413,315
Terna Rete Elettrica Nazionale S.p.A.	53,851	360,316
Tokyo Electric Power Co. Holdings, Inc. (c)	14,700	62,772

		3,460,443

Electrical Equipment—0.4%
AMETEK, Inc.	16,631	1,658,776
Emerson Electric Co.	14,800	1,128,648
GrafTech International, Ltd.	16,700	194,054
Hubbell, Inc.	10,073	1,488,991
Legrand S.A.	16,833	1,373,460
Nippon Carbon Co., Ltd. (a)	3,400	127,228
Schneider Electric SE	4,492	462,084

		6,433,241

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	5,500	595,265
FLIR Systems, Inc.	9,900	515,493
Hitachi, Ltd.	14,900	627,618
TE Connectivity, Ltd.	4,714	451,790
Tripod Technology Corp.	32,000	134,227
V Technology Co., Ltd.	2,400	121,252

		2,445,645

Energy Equipment & Services—0.1%
Diamond Offshore Drilling, Inc. (a) (c)	15,800	113,602
Enerflex, Ltd.	10,400	97,949
Liberty Oilfield Services, Inc. - Class A	8,400	93,408
Noble Corp. plc (a) (c)	41,000	50,020
Precision Drilling Corp. (c)	61,000	85,026
ProPetro Holding Corp. (c)	5,300	59,625
TGS Nopec Geophysical Co. ASA	15,121	460,102

		959,732

Entertainment—0.2%
Activision Blizzard, Inc.	14,680	872,285
Daiichikosho Co., Ltd.	4,400	230,582
Walt Disney Co. (The)	12,503	1,808,309

		2,911,176

Equity Real Estate Investment Trusts—0.2%
Apple Hospitality REIT, Inc.	31,688	514,930
Essex Property Trust, Inc.	1,900	571,634
Highwoods Properties, Inc.	6,986	341,685

Equity Real Estate Investment Trusts—(Continued)
National Retail Properties, Inc.	6,100	327,082
Park Hotels & Resorts, Inc.	15,913	411,669
PS Business Parks, Inc.	757	124,807
Public Storage	2,900	617,584
Regency Centers Corp.	5,200	328,068
RLJ Lodging Trust	7,500	132,900
Simon Property Group, Inc.	4,683	697,580
Tanger Factory Outlet Centers, Inc. (a)	10,600	156,138

		4,224,077

Food Products—0.5%
AVI, Ltd.	39,639	251,656
Hershey Co. (The)	11,200	1,646,176
Hormel Foods Corp.	24,736	1,115,841
Ingredion, Inc.	3,543	329,322
Lamb Weston Holdings, Inc.	9,719	836,126
Mitsui Sugar Co., Ltd.	6,000	125,061
Nestle S.A.	44,021	4,769,083

		9,073,265

Gas Utilities—0.1%
Italgas S.p.A.	29,971	183,312
Osaka Gas Co., Ltd.	19,900	380,230
Tokyo Gas Co., Ltd.	12,700	308,119

		871,661

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	4,500	390,870
Baxter International, Inc.	4,700	393,014
Edwards Lifesciences Corp. (c)	2,914	679,807
Hoya Corp.	8,300	792,485
IDEXX Laboratories, Inc. (c)	1,100	287,243
Medtronic plc	31,200	3,539,640
Smith & Nephew plc	69,150	1,670,426
STERIS plc	2,800	426,776
Stryker Corp.	10,510	2,206,469
Varian Medical Systems, Inc. (c)	7,745	1,099,868

		11,486,598

Health Care Providers & Services—0.2%
Quest Diagnostics, Inc.	10,323	1,102,393
UnitedHealth Group, Inc.	5,400	1,587,492

		2,689,885

Health Care Technology—0.0%
Cerner Corp.	3,000	220,170

Hotels, Restaurants & Leisure—0.1%
Choice Hotels International, Inc. (a)	4,300	444,749
McDonald’s Corp.	10,584	2,091,504

		2,536,253

Household Durables—1.1%
Barratt Developments plc	15,210	150,763

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Bellway plc	5,148	$260,117
Cavco Industries, Inc. (c)	978	191,082
Century Communities, Inc. (a) (c)	7,128	194,951
D.R. Horton, Inc.	28,759	1,517,037
Garmin, Ltd.	9,517	928,478
Haseko Corp.	12,800	171,567
Helen of Troy, Ltd. (c)	3,101	557,529
Installed Building Products, Inc. (c)	3,387	233,263
Leggett & Platt, Inc.	18,471	938,881
Lennar Corp. - Class A	27,037	1,508,394
LGI Homes, Inc. (a) (c)	5,815	410,830
M/I Homes, Inc. (c)	4,079	160,509
MDC Holdings, Inc. (a)	11,265	429,872
Meritage Homes Corp. (c)	1,900	116,109
Mohawk Industries, Inc. (c)	11,427	1,558,414
NVR, Inc. (c)	415	1,580,490
Persimmon plc	15,184	546,990
PulteGroup, Inc.	43,036	1,669,797
Skyline Champion Corp. (a) (c)	7,101	225,102
Taylor Morrison Home Corp. (a) (c)	35,693	780,249
Taylor Wimpey plc	128,835	333,423
Tempur Sealy International, Inc. (c)	11,882	1,034,447
Toll Brothers, Inc.	28,155	1,112,404
TopBuild Corp. (c)	4,755	490,145
TRI Pointe Group, Inc. (c)	33,140	516,321
Whirlpool Corp.	10,620	1,566,769
William Lyon Homes - Class A (c)	7,743	154,705

		19,338,638

Household Products—0.6%
Church & Dwight Co., Inc.	19,200	1,350,528
Clorox Co. (The)	9,437	1,448,957
Colgate-Palmolive Co.	24,265	1,670,402
Kimberly-Clark Corp.	15,876	2,183,744
Procter & Gamble Co. (The)	35,552	4,440,445

		11,094,076

Independent Power and Renewable Electricity Producers—0.0%
TransAlta Renewables, Inc.	18,400	219,913
West Holdings Corp.	4,000	67,183

		287,096

Industrial Conglomerates—0.3%
3M Co.	17,400	3,069,708
Honeywell International, Inc.	8,200	1,451,400
LG Corp. (c)	2,619	166,714
Reunert, Ltd.	18,001	93,490
Roper Technologies, Inc.	1,948	690,040

		5,471,352

Insurance—0.8%
Aflac, Inc.	42,118	2,228,042
Allianz SE	2,791	684,383
American Equity Investment Life Holding Co.	5,394	161,443
American Financial Group, Inc.	10,945	1,200,119

Insurance—(Continued)
American National Insurance Co.	1,312	154,396
ASR Nederland NV	29,152	1,093,063
Athene Holding, Ltd. - Class A (c)	7,000	329,210
Aviva plc	103,836	579,257
First American Financial Corp.	12,399	723,110
Globe Life, Inc.	2,900	305,225
Legal & General Group plc	160,288	645,763
Lincoln National Corp.	9,000	531,090
Manulife Financial Corp.	53,300	1,081,967
National Western Life Group, Inc. - Class A	300	87,264
NN Group NV	15,076	573,266
Principal Financial Group, Inc.	13,820	760,100
Prudential Financial, Inc.	6,818	639,119
Sampo Oyj - A Shares	20,227	882,516
Sun Life Financial, Inc.	13,200	601,881
Unum Group	16,731	487,876
Zurich Insurance Group AG	2,949	1,209,503

		14,958,593

Interactive Media & Services—0.8%
Alphabet, Inc. - Class A (c)	3,600	4,821,804
Alphabet, Inc. - Class C (c)	3,760	5,027,195
Auto Trader Group plc	117,175	926,040
Facebook, Inc. - Class A (c)	18,600	3,817,650

		14,592,689

Internet & Direct Marketing Retail—0.4%
Amazon.com, Inc. (c)	3,225	5,959,284
eBay, Inc.	48,976	1,768,523
Moneysupermarket.com Group plc	40,223	176,588

		7,904,395

IT Services—1.6%
Accenture plc - Class A	9,635	2,028,842
Amdocs, Ltd.	28,895	2,085,930
Automatic Data Processing, Inc.	11,054	1,884,707
Broadridge Financial Solutions, Inc.	11,260	1,391,060
CGI, Inc. (c)	17,500	1,464,499
Cognizant Technology Solutions Corp. - Class A	16,425	1,018,678
DXC Technology Co.	12,035	452,396
Fidelity National Information Services, Inc.	17,586	2,446,037
Fiserv, Inc. (c)	16,756	1,937,496
Infosys, Ltd. (ADR)	52,100	537,672
International Business Machines Corp.	24,373	3,266,957
Jack Henry & Associates, Inc.	2,005	292,068
MasterCard, Inc. - Class A	5,900	1,761,681
Nomura Research Institute, Ltd.	60,200	1,295,248
Paychex, Inc.	10,801	918,733
PayPal Holdings, Inc. (c)	5,400	584,118
Visa, Inc. - Class A (a)	19,842	3,728,312
Western Union Co. (The)	41,134	1,101,569

		28,196,003

Leisure Products—0.0%
Hasbro, Inc.	3,963	418,533

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—(Continued)
Thule Group AB	15,848	$365,713

		784,246

Life Sciences Tools & Services—0.1%
Clinigen Healthcare, Ltd. (c)	5,391	66,087
Mettler-Toledo International, Inc. (c)	700	555,296
Thermo Fisher Scientific, Inc.	600	194,922
Waters Corp. (a) (c)	5,653	1,320,823

		2,137,128

Machinery—0.6%
Allison Transmission Holdings, Inc.	14,380	694,841
Cummins, Inc.	6,100	1,091,656
Donaldson Co., Inc.	17,482	1,007,313
Dover Corp.	4,500	518,670
Epiroc AB - Class A	30,177	368,796
Graco, Inc.	8,400	436,800
Hirano Tecseed Co., Ltd.	5,700	104,394
Hosokawa Micron Corp.	1,900	81,319
IDEX Corp.	2,812	483,664
Illinois Tool Works, Inc.	8,800	1,580,744
IMI plc	26,630	416,709
Kyokuto Kaihatsu Kogyo Co., Ltd.	6,000	87,914
Lincoln Electric Holdings, Inc.	6,500	628,745
Snap-on, Inc.	5,800	982,520
Sumitomo Heavy Industries, Ltd.	10,000	283,470
Toro Co. (The)	6,839	544,863
Zardoya Otis S.A.	56,472	444,951

		9,757,369

Media—0.4%
AMC Networks, Inc. - Class A (c)	4,800	189,600
Comcast Corp. - Class A	19,800	890,406
Discovery, Inc. - Class A (a) (c)	10,200	333,948
Fox Corp. - Class A	16,364	606,613
Fuji Media Holdings, Inc.	9,100	129,159
ITV plc	156,297	313,715
Mediaset Espana Comunicacion S.A.	31,263	198,820
Metropole Television S.A.	16,471	310,112
Omnicom Group, Inc.	19,096	1,547,158
Publicis Groupe S.A.	27,981	1,266,942
RTL Group S.A.	5,041	248,620
SKY Network Television, Ltd.	27,790	13,294
SKY Perfect JSAT Holdings, Inc.	17,600	77,974
Tokyo Broadcasting System Holdings, Inc.	4,500	76,501
ViacomCBS, Inc. - Class B	16,132	677,060
WPP plc	24,892	350,316

		7,230,238

Metals & Mining—0.3%
Anglo American plc	19,975	576,515
Argonaut Gold, Inc. (c)	45,200	67,876
BHP Group plc	31,171	736,257
BHP Group, Ltd.	41,089	1,125,445
Centerra Gold, Inc. (c)	6,900	54,890

Metals & Mining—(Continued)
Eldorado Gold Corp. (c)	7,980	64,096
Evolution Mining, Ltd.	48,021	127,631
Fortescue Metals Group, Ltd.	45,339	341,724
Perseus Mining, Ltd. (c)	275,211	224,190
Polymetal International plc	11,193	177,225
Rio Tinto plc	20,668	1,228,030
Rio Tinto, Ltd.	12,108	856,301
Teck Resources, Ltd. - Class B	13,817	239,620

		5,819,800

Multi-Utilities—0.1%
Centrica plc	213,334	254,256
Consolidated Edison, Inc.	3,001	271,500
E.ON SE	32,936	352,247

		878,003

Multiline Retail—0.1%
Dollarama, Inc.	10,200	350,565
Next plc	6,396	595,535

		946,100

Oil, Gas & Consumable Fuels—1.2%
Antero Resources Corp. (a) (c)	6,800	19,380
Beach Energy, Ltd.	174,008	307,869
Bonavista Energy Corp.	63,100	29,642
BP plc	62,657	393,320
Cabot Oil & Gas Corp.	10,400	181,064
Callon Petroleum Co. (c)	41,100	198,513
Chevron Corp.	10,518	1,267,524
DNO ASA	151,919	200,314
Eni S.p.A.	62,435	970,167
Equinor ASA	59,780	1,195,510
Exxon Mobil Corp.	23,000	1,604,940
Galp Energia SGPS S.A.	10,187	170,381
Gulfport Energy Corp. (a) (c)	11,800	35,872
HollyFrontier Corp.	6,089	308,773
Husky Energy, Inc.	13,900	111,538
Imperial Oil, Ltd.	8,100	214,266
Inpex Corp.	48,400	504,882
Japan Petroleum Exploration Co., Ltd.	4,800	130,208
JXTG Holdings, Inc.	14,900	68,132
Laredo Petroleum, Inc. (c)	36,400	104,468
Lukoil PJSC (ADR)	3,155	311,430
OMV AG	11,631	653,398
Parex Resources, Inc. (c)	9,700	180,397
Phillips 66	5,952	663,112
PTT Exploration & Production PCL (NVDR)	35,400	146,360
Repsol S.A.	35,112	550,815
Royal Dutch Shell plc - A Shares	70,067	2,082,706
Royal Dutch Shell plc - A Shares	25,866	761,992
Royal Dutch Shell plc - B Shares	64,269	1,915,060
Suncor Energy, Inc.	25,200	825,931
Surge Energy, Inc. (a)	44,300	38,891
Tethys Oil AB	14,217	128,112
Total Gabon	33	4,955

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Total S.A.	49,334	$2,726,308
Tullow Oil plc	55,852	47,803
Valero Energy Corp.	5,800	543,170
Whiting Petroleum Corp. (a) (c)	5,649	41,464
Woodside Petroleum, Ltd.	40,497	979,356

		20,618,023

Paper & Forest Products—0.1%
Mondi plc	39,483	932,058
OJI Holdings Corp.	70,600	381,033

		1,313,091

Personal Products—0.4%
Beiersdorf AG	1,403	167,880
Estee Lauder Cos., Inc. (The) - Class A	3,961	818,105
Kao Corp.	9,300	767,045
L’Oreal S.A.	3,576	1,061,979
Unilever NV	31,990	1,840,580
Unilever plc	29,871	1,710,093

		6,365,682

Pharmaceuticals—2.3%
Astellas Pharma, Inc.	59,000	1,007,833
Bristol-Myers Squibb Co.	46,300	2,971,997
Eli Lilly & Co.	21,717	2,854,265
GlaxoSmithKline plc	141,275	3,323,607
Innoviva, Inc. (a) (c)	6,200	87,792
Ipsen S.A.	3,130	277,335
Jazz Pharmaceuticals plc (c)	3,096	462,171
Johnson & Johnson	41,800	6,097,366
Merck & Co., Inc.	45,481	4,136,497
Mylan NV (c)	35,721	717,992
Novartis AG	44,810	4,245,405
Novo Nordisk A/S - Class B	44,059	2,555,408
Pfizer, Inc.	109,800	4,301,964
Recordati S.p.A.	8,980	378,625
Roche Holding AG	13,848	4,490,325
Sanofi	32,433	3,257,479
Shionogi & Co., Ltd.	4,200	259,489

		41,425,550

Professional Services—0.3%
Bureau Veritas S.A.	14,314	374,036
Intertek Group plc	14,919	1,157,904
RELX plc	82,817	2,089,239
Robert Half International, Inc.	6,500	410,475
Wolters Kluwer NV	24,214	1,769,878

		5,801,532

Real Estate Management & Development—0.1%
CK Asset Holdings, Ltd.	81,500	590,659
Newmark Group, Inc. - Class A	14,000	188,370
Open House Co., Ltd.	4,900	140,240
Sun Hung Kai Properties, Ltd.	59,500	912,684
Wharf Real Estate Investment Co., Ltd.	67,000	410,837

Real Estate Management & Development—(Continued)
Wheelock & Co., Ltd.	44,000	293,419

		2,536,209

Road & Rail—0.5%
Canadian National Railway Co.	19,500	1,764,018
Canadian Pacific Railway, Ltd.	2,200	560,830
Central Japan Railway Co.	8,300	1,667,906
CSX Corp.	16,956	1,226,936
Landstar System, Inc.	8,200	933,734
Norfolk Southern Corp.	4,263	827,576
Old Dominion Freight Line, Inc.	1,700	322,626
Seino Holdings Co., Ltd.	14,800	199,599
Union Pacific Corp.	10,900	1,970,611

		9,473,836

Semiconductors & Semiconductor Equipment—0.8%
ams AG (a) (c)	5,084	206,724
Applied Materials, Inc.	13,889	847,785
Broadcom, Inc.	4,900	1,548,498
Dialog Semiconductor plc (c)	3,819	193,500
Elan Microelectronics Corp.	50,000	152,208
Entegris, Inc.	4,399	220,346
Globalwafers Co., Ltd.	19,000	242,656
Intel Corp.	82,467	4,935,650
KLA Corp.	2,955	526,492
Lam Research Corp.	1,831	535,384
Maxim Integrated Products, Inc.	10,100	621,251
Micron Technology, Inc. (c)	6,978	375,277
Radiant Opto-Electronics Corp.	45,000	180,235
Realtek Semiconductor Corp.	22,000	172,563
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,420	373,002
Teradyne, Inc.	4,960	338,222
Texas Instruments, Inc.	14,556	1,867,389
United Microelectronics Corp.	287,000	157,725
Xilinx, Inc.	6,900	674,613

		14,169,520

Software—1.3%
Adobe, Inc. (c)	1,300	428,753
ANSYS, Inc. (c)	1,582	407,223
Check Point Software Technologies, Ltd. (c)	15,660	1,737,634
Citrix Systems, Inc.	7,146	792,491
Dassault Systemes SE	1,906	314,386
Intuit, Inc.	3,686	965,474
Microsoft Corp.	78,300	12,347,910
Open Text Corp.	11,400	502,336
Oracle Corp.	39,100	2,071,518
Oracle Corp. Japan	3,000	272,744
Progress Software Corp.	3,300	137,115
Sage Group plc (The)	147,565	1,466,265
SAP SE	14,826	1,998,097
Software AG	4,479	156,837
Trend Micro, Inc.	3,100	158,637

		23,757,420

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—0.7%
Aaron’s, Inc.	16,009	$914,274
ABC-Mart, Inc.	5,400	368,098
Floor & Decor Holdings, Inc. - Class A (a) (c)	19,858	1,008,985
Gap, Inc. (The) (a)	11,600	205,088
Home Depot, Inc. (The)	20,463	4,468,710
Industria de Diseno Textil S.A.	21,950	777,534
Lowe’s Cos., Inc.	13,302	1,593,047
Ross Stores, Inc.	6,500	756,730
TJX Cos., Inc. (The)	17,077	1,042,722
USS Co., Ltd.	18,900	356,907
Williams-Sonoma, Inc. (a)	19,553	1,435,972

		12,928,067

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	42,600	12,509,490
Brother Industries, Ltd.	8,300	170,902
FUJIFILM Holdings Corp.	5,200	247,947
HP, Inc.	21,900	450,045
Xerox Holdings Corp. (c)	10,427	384,443

		13,762,827

Textiles, Apparel & Luxury Goods—0.2%
Capri Holdings, Ltd. (c)	5,500	209,825
Carter’s, Inc.	3,506	383,346
Gildan Activewear, Inc.	4,700	138,950
LVMH Moet Hennessy Louis Vuitton SE	597	278,041
Moncler S.p.A.	8,804	395,987
NIKE, Inc. - Class B	15,600	1,580,436
Tapestry, Inc.	5,500	148,335

		3,134,920

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc. (a)	8,407	367,861

Tobacco—0.2%
Altria Group, Inc.	21,700	1,083,047
Philip Morris International, Inc.	18,300	1,557,147
Swedish Match AB	6,137	316,386

		2,956,580

Trading Companies & Distributors—0.2%
Fastenal Co.	28,035	1,035,893
ITOCHU Corp.	32,300	748,016
Kanamoto Co., Ltd.	2,400	61,794
Mitsubishi Corp.	12,900	342,235
Mitsui & Co., Ltd.	12,700	225,831
MSC Industrial Direct Co., Inc. - Class A	5,898	462,816
Nishio Rent All Co., Ltd.	3,900	110,791
Sumitomo Corp.	17,900	266,871
Toyota Tsusho Corp.	7,100	248,860
United Rentals, Inc. (c)	1,400	233,478
Wakita & Co., Ltd.	9,100	92,611

		3,829,196

Transportation Infrastructure—0.1%
Aena SME S.A.	3,166	607,492
Flughafen Zurich AG	3,856	703,860
Westshore Terminals Investment Corp.	12,900	188,252

		1,499,604

Wireless Telecommunication Services—0.3%
KDDI Corp.	65,200	1,939,686
Mobile TeleSystems PJSC (ADR)	28,700	291,305
NTT DoCoMo, Inc.	81,700	2,283,135
Vodacom Group, Ltd.	53,030	437,201

		4,951,327

Total Common Stocks (Cost $432,501,299)		470,176,057

Mutual Funds—12.4%

Investment Company Securities—12.4%
iShares Core S&P 500 ETF (a)	610,604	197,371,637
SPDR Bloomberg Barclays High Yield Bond ETF (a)	222,793	24,404,745

Total Mutual Funds (Cost $194,089,429)		221,776,382

Mortgage-Backed Securities—1.3%

Collateralized Mortgage Obligations—0.7%
Flagstar Mortgage Trust 3.500%, 10/25/47 (144A) (b)	1,951,364	1,960,742
JPMorgan Mortgage Trust
3.000%, 05/25/47 (144A) (b)	2,934,970	2,953,273
3.500%, 08/25/47 (144A) (b)	3,264,050	3,298,603
3.500%, 11/25/48 (144A) (b)	3,735,959	3,775,508

		11,988,126

Commercial Mortgage-Backed Securities—0.6%
BX Commercial Mortgage Trust
2.660%, 1M LIBOR + 0.920%, 10/15/36 (144A) (b)	6,145,000	6,149,925
Commercial Mortgage Pass-Through Certificates Mortgage Trust 2.640%, 1M LIBOR + 0.900%, 10/15/36 (144A) (b)	5,670,000	5,669,993

		11,819,918

Total Mortgage-Backed Securities (Cost $23,828,953)		23,808,044

U.S. Treasury & Government Agencies—0.3%

U.S. Treasury—0.3%
U.S. Treasury Notes 1.750%, 11/15/29 (a) (Cost $5,009,937)	5,048,000	4,967,843

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Asset-Backed Securities—0.3%

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—0.3%
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (b)	829,132	$834,579
2.750%, 10/25/57 (144A) (b)	3,706,099	3,727,148

Total Asset-Backed Securities (Cost $4,550,586)		4,561,727

Preferred Stocks—0.1%

Automobiles—0.0%
Porsche Automobil Holding SE	7,167	536,128

Household Products—0.1%
Henkel AG & Co. KGaA	18,303	1,892,760

Total Preferred Stocks (Cost $2,355,280)		2,428,888

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/21/20 (c) (Cost $6,261)	13,250	6,287

Warrant—0.0%

Road & Rail—0.0%
BTS Group Holdings PCL, Expires 02/16/21 (Cost $0)	34,190	0

Short-Term Investments—23.0%

Repurchase Agreement—6.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $121,284,878; collateralized by U.S. Treasury Notes with rates ranging from 1.125% - 2.125%, maturing 09/30/21, and an aggregate market value of $123,713,701.	121,280,835	121,280,835

U.S. Treasury—16.2%
U.S. Treasury Bills
1.537%, 06/18/20 (a) (d)	115,676,000	114,844,586
1.542%, 06/04/20 (a) (d)	30,600,000	30,398,872
1.558%, 05/21/20 (a) (d)	59,480,000	59,126,961
1.819%, 01/09/20 (a) (d)	84,703,000	84,679,839

		289,050,258

Total Short-Term Investments (Cost $410,320,908)		410,331,093

Securities Lending Reinvestments (e)—13.7%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.3%
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (b)	1,000,000	$999,955
2.000%, 03/18/20	1,000,000	1,000,083
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (b)	1,000,000	999,994
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (b)	2,000,000	1,999,968

		5,000,000

Commercial Paper—0.1%
Agricultural Bank of China 2.360%, 01/03/20	1,987,938	1,999,646

Repurchase Agreements—8.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,105,594; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
CF Secured LLC Repurchase Agreement dated 12/31/19 at 1.580%, due on 01/02/20 with a maturity value of $8,000,702; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 07/15/21 - 07/20/69, and an aggregate market value of $8,160,716.	8,000,000	8,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $1,005,494; collateralized by various Common Stock with an aggregate market value of $1,100,132.	1,000,000	1,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $4,007,350; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $15,001,417; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $15,300,006.	15,000,000	15,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $7,201,100; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $7,344,058.	7,200,000	7,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,100,626; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $4,182,004.	4,100,000	4,100,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $10,001,528; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $10,200,034.	10,000,000	$10,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $13,990,868; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $14,269,473.	13,989,679	13,989,679
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $40,003,778; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $44,408,902.	40,000,000	40,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $9,600,912; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $10,453,336.	9,600,000	9,600,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $20,006,767; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $21,703,166.	20,000,000	20,000,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $13,909,628; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $15,359,977.	13,908,323	13,908,323
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $9,403,144; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $10,381,107.	9,400,000	9,400,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000

		159,298,002

Time Deposit—0.3%
Royal Bank of Canada 2.500%, 01/02/20	6,000,000	6,000,000

Mutual Funds—4.1%
Fidelity Government Portfolio, Institutional Class 1.530% (f)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	10,000,000	10,000,000
SSGA Institutional U.S. Government Money Market Fund, 1.530% (f)	20,000,000	20,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (f)	17,000,000	17,000,000
U.S. Government Money Market Fund, Institutional Class 1.656% (f)	6,000,000	6,000,000
Wells Fargo Government Money Market Fund, Select Class 1.659% (f)	10,000,000	10,000,000

		73,000,000

Total Securities Lending Reinvestments (Cost $245,297,871)		245,297,648

Total Investments—110.4% (Cost $1,883,290,382)		1,970,701,173
Other assets and liabilities (net)—(10.4)%		(185,679,205)

Net Assets—100.0%		$1,785,021,968

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $320,133,926 and the collateral received consisted of cash in the amount of $245,285,940 and non-cash collateral with a value of $81,960,548. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Non-income producing security.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $132,093,690, which is 7.4% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	34,126,000	UBSA	02/03/20	USD	23,270,349	$696,339
BRL	31,444,000	JPMC	02/04/20	USD	7,376,718	432,756
BRL	10,195,000	MSIP	02/04/20	USD	2,511,702	20,342
CAD	27,900,000	JPMC	02/03/20	USD	21,138,734	350,244
CHF	10,462,000	UBSA	02/03/20	USD	10,610,214	221,317
COP	17,265,732,000	UBSA	01/03/20	USD	5,201,305	51,060
COP	17,707,716,000	UBSA	01/03/20	USD	5,163,352	223,468
COP	34,973,448,000	UBSA	01/03/20	USD	10,671,942	(32,757)
COP	34,973,448,000	UBSA	02/03/20	USD	10,551,015	76,435
CZK	57,405,000	MSIP	01/03/20	USD	2,517,736	14,460
CZK	57,285,000	UBSA	01/03/20	USD	2,477,087	49,815
CZK	114,690,000	UBSA	02/03/20	USD	5,042,793	16,294
DKK	23,011,000	MSIP	02/03/20	USD	3,428,541	32,879
EUR	55,603,000	MSIP	02/03/20	USD	61,802,618	687,368
EUR	76,652,000	UBSA	02/03/20	USD	85,251,128	894,986
GBP	856,600	MSIP	01/15/20	USD	1,109,680	25,365
GBP	1,013,625	UBSA	01/15/20	USD	1,335,581	7,532
GBP	25,724,161	MSIP	02/03/20	USD	33,385,863	718,710
HUF	747,151,000	UBSA	02/03/20	USD	2,467,135	68,942
IDR	35,358,103,000	MSIP	02/03/20	USD	2,493,836	45,984
IDR	35,222,352,000	UBSA	02/03/20	USD	2,515,343	14,725
IDR	72,599,433,000	UBSA	02/03/20	USD	5,109,074	105,840
INR	369,924,000	UBSA	02/03/20	USD	5,115,665	50,644
JPY	5,307,502,344	JPMC	02/03/20	USD	49,029,501	(109,735)
MXN	48,823,000	GSI	02/04/20	USD	2,494,458	75,512
MXN	101,068,000	MSIP	02/04/20	USD	5,178,415	141,654
MXN	47,900,000	UBSA	02/04/20	USD	2,514,099	7,286
MYR	21,211,000	MSIP	02/03/20	USD	5,073,188	107,302
NZD	15,885,000	JPMC	01/03/20	USD	10,678,056	15,724
PHP	126,980,000	GSI	02/03/20	USD	2,493,814	11,093
PHP	1,849,638,000	MSIP	02/03/20	USD	36,282,352	205,058
PHP	126,966,000	UBSA	02/03/20	USD	2,490,506	14,125
PHP	263,928,000	UBSA	02/03/20	USD	5,204,654	1,797
PLN	9,630,000	GSI	01/03/20	USD	2,517,859	20,426
PLN	9,620,000	UBSA	01/03/20	USD	2,464,041	71,608
PLN	19,250,000	UBSA	02/03/20	USD	5,060,811	13,658
RUB	160,071,000	GSI	02/03/20	USD	2,486,401	84,844
RUB	336,274,000	GSI	02/03/20	USD	5,222,197	179,422
RUB	158,102,000	MSIP	02/03/20	USD	2,520,759	18,857
SGD	6,773,000	UBSA	01/03/20	USD	5,021,221	14,654
THB	150,649,000	JPMC	01/03/20	USD	5,034,555	(5,168)
TWD	75,444,000	MSIP	02/03/20	USD	2,483,753	36,760
TWD	75,390,000	UBSA	02/03/20	USD	2,510,490	8,220
TWD	1,077,102,000	UBSA	02/03/20	USD	35,895,623	89,343
ZAR	76,041,000	JPMC	02/03/20	USD	5,102,494	304,385

Contracts to Deliver
CHF	2,455,000	JPMC	02/03/20	USD	2,519,205	(22,508)
CHF	2,453,000	UBSA	02/03/20	USD	2,471,753	(67,890)
COP	34,973,448,000	UBSA	01/03/20	USD	10,562,805	(76,380)
COP	17,707,716,000	UBSA	01/03/20	USD	5,403,405	16,586
COP	17,265,732,000	UBSA	01/03/20	USD	5,268,537	16,172
CZK	114,690,000	UBSA	01/03/20	USD	5,040,694	(18,404)
EUR	55,603,000	MSIP	02/03/20	USD	61,447,487	(1,042,498)
GBP	5,315,400	UBSA	01/15/20	USD	6,957,194	(86,026)
GBP	1,938,000	JPMC	02/03/20	USD	2,499,484	(69,878)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	1,918,000	JPMC	02/03/20	USD	2,503,599	$(39,247)
HUF	751,673,000	GSI	02/03/20	USD	2,465,916	(85,510)
HUF	1,547,754,000	UBSA	02/03/20	USD	5,139,262	(114,328)
ILS	18,151,000	JPMC	02/03/20	USD	5,264,224	13
ILS	8,762,000	MSIP	02/03/20	USD	2,524,028	(17,155)
ILS	8,580,000	UBSA	02/03/20	USD	2,487,390	(1,009)
INR	180,252,000	GSI	02/03/20	USD	2,496,703	(20,672)
INR	179,120,000	UBSA	02/03/20	USD	2,507,279	5,713
JPY	274,351,000	GSI	02/03/20	USD	2,518,525	(10,195)
JPY	268,757,000	UBSA	02/03/20	USD	2,480,716	3,556
NZD	7,882,000	GSI	01/03/20	USD	5,204,758	(101,403)
NZD	8,003,000	UBSA	01/03/20	USD	5,134,085	(253,534)
NZD	15,885,000	JPMC	02/03/20	USD	10,682,156	(15,912)
PHP	1,848,771,000	UBSA	02/03/20	USD	36,434,729	(35,578)
PLN	19,250,000	UBSA	01/03/20	USD	5,060,558	(13,376)
SEK	23,556,000	MSIP	02/03/20	USD	2,506,563	(12,181)
SEK	23,882,000	UBSA	02/03/20	USD	2,492,793	(60,809)
SEK	2,353,000	UBSA	02/03/20	USD	245,633	(5,964)
SGD	3,397,000	UBSA	01/03/20	USD	2,507,787	(17,958)
SGD	3,376,000	UBSA	01/03/20	USD	2,474,154	(35,977)
SGD	6,773,000	UBSA	02/03/20	USD	5,022,796	(14,277)
THB	75,745,000	UBSA	01/03/20	USD	2,507,067	(21,665)
THB	74,904,000	UBSA	01/03/20	USD	2,477,721	(22,934)
THB	150,649,000	JPMC	02/03/20	USD	5,037,670	4,502
TWD	1,253,186,000	MSIP	02/03/20	USD	41,393,427	(474,340)
ZAR	36,079,000	GSI	02/03/20	USD	2,523,228	(42,161)
ZAR	36,990,000	JPMC	02/03/20	USD	2,472,354	(157,812)

Cross Currency Contracts to Buy
EUR	55,603,000	UBSA	02/03/20	JPY	6,699,377,497	741,170
JPY	6,679,772,991	MSIP	02/03/20	EUR	55,603,000	(921,867)

Net Unrealized Appreciation						$2,987,837

Cash in the amount of $3,120,000 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
DAX Index Futures	03/20/20	98	EUR	32,453,925	$(342,539)
Euro STOXX 50 Index Futures	03/20/20	2,971	EUR	110,788,590	995,842
FTSE 100 Index Futures	03/20/20	220	GBP	16,497,800	906,005
MSCI Emerging Markets Index Mini Futures	03/20/20	435	USD	24,364,350	1,424,904
NASDAQ 100 Index E-Mini Futures	03/20/20	115	USD	20,130,175	633,169
Nikkei 225 Index Futures	03/12/20	349	JPY	8,250,360,000	617,222
Russell 2000 Index E-Mini Futures	03/20/20	689	USD	57,552,170	813,237
S&P 500 Index E-Mini Futures	03/20/20	645	USD	104,202,975	1,541,136
S&P TSX 60 Index Futures	03/19/20	114	CAD	23,082,720	81,014
SPI 200 Index Futures	03/19/20	193	AUD	31,859,475	(426,535)
U.S. Treasury Long Bond Futures	03/20/20	640	USD	99,780,000	(1,964,771)
U.S. Treasury Note 2 Year Futures	03/31/20	274	USD	59,047,000	(66,790)
U.S. Treasury Note 5 Year Futures	03/31/20	268	USD	31,787,313	(93,744)
U.S. Treasury Ultra Long Bond Futures	03/20/20	3	USD	544,969	(17,068)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
CAC 40 Index Futures	01/17/20	(557)	EUR	(33,252,900)	$(113,942)
U.S. Treasury Note 10 Year Futures	03/20/20	(878)	USD	(112,754,406)	977,147
U.S. Treasury Note 2 Year Futures	03/31/20	(205)	USD	(44,177,500)	42,022

Net Unrealized Appreciation					$5,006,309

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation(1)
Pay	3M LIBOR	Quarterly	1.755%	Quarterly	01/23/30	USD	534,000,000	$(6,889,935)	$—	$(6,889,935)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$587,347,204	$—	$587,347,204
Common Stocks
Aerospace & Defense	1,660,215	440,224	—	2,100,439
Air Freight & Logistics	2,819,122	—	—	2,819,122
Airlines	216,376	—	—	216,376
Auto Components	2,959,788	3,325,186	—	6,284,974
Automobiles	—	4,311,468	—	4,311,468
Banks	17,733,264	15,857,073	—	33,590,337
Beverages	6,725,143	3,533,034	—	10,258,177
Biotechnology	9,964,673	—	—	9,964,673
Building Products	13,251,888	1,623,722	—	14,875,610
Capital Markets	10,220,807	1,510,965	—	11,731,772
Chemicals	2,484,471	2,835,625	—	5,320,096
Commercial Services & Supplies	3,024,359	1,345,497	—	4,369,856
Communications Equipment	4,287,991	—	—	4,287,991
Construction & Engineering	—	615,012	—	615,012
Construction Materials	—	191,158	—	191,158
Consumer Finance	1,921,626	—	—	1,921,626
Containers & Packaging	638,343	707,185	—	1,345,528
Diversified Consumer Services	1,141,128	—	—	1,141,128
Diversified Financial Services	1,373,124	568,194	—	1,941,318
Diversified Telecommunication Services	3,080,296	4,209,983	—	7,290,279
Electric Utilities	749,441	2,711,002	—	3,460,443
Electrical Equipment	4,470,469	1,962,772	—	6,433,241
Electronic Equipment, Instruments & Components	1,562,548	883,097	—	2,445,645
Energy Equipment & Services	499,630	460,102	—	959,732
Entertainment	2,680,594	230,582	—	2,911,176
Equity Real Estate Investment Trusts	4,224,077	—	—	4,224,077
Food Products	3,927,465	5,145,800	—	9,073,265
Gas Utilities	—	871,661	—	871,661
Health Care Equipment & Supplies	9,023,687	2,462,911	—	11,486,598
Health Care Providers & Services	2,689,885	—	—	2,689,885
Health Care Technology	220,170	—	—	220,170
Hotels, Restaurants & Leisure	2,536,253	—	—	2,536,253
Household Durables	17,875,778	1,462,860	—	19,338,638
Household Products	11,094,076	—	—	11,094,076
Independent Power and Renewable Electricity Producers	219,913	67,183	—	287,096
Industrial Conglomerates	5,211,148	260,204	—	5,471,352
Insurance	9,290,842	5,667,751	—	14,958,593
Interactive Media & Services	13,666,649	926,040	—	14,592,689
Internet & Direct Marketing Retail	7,727,807	176,588	—	7,904,395
IT Services	26,900,755	1,295,248	—	28,196,003
Leisure Products	418,533	365,713	—	784,246

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$2,071,041	$66,087	$—	$2,137,128
Machinery	7,969,816	1,787,553	—	9,757,369
Media	4,244,785	2,985,453	—	7,230,238
Metals & Mining	426,482	5,393,318	—	5,819,800
Multi-Utilities	271,500	606,503	—	878,003
Multiline Retail	350,565	595,535	—	946,100
Oil, Gas & Consumable Fuels	6,680,375	13,937,648	—	20,618,023
Paper & Forest Products	—	1,313,091	—	1,313,091
Personal Products	818,105	5,547,577	—	6,365,682
Pharmaceuticals	21,630,044	19,795,506	—	41,425,550
Professional Services	410,475	5,391,057	—	5,801,532
Real Estate Management & Development	188,370	2,347,839	—	2,536,209
Road & Rail	7,606,331	1,867,505	—	9,473,836
Semiconductors & Semiconductor Equipment	12,863,909	1,305,611	—	14,169,520
Software	19,390,454	4,366,966	—	23,757,420
Specialty Retail	11,425,528	1,502,539	—	12,928,067
Technology Hardware, Storage & Peripherals	13,343,978	418,849	—	13,762,827
Textiles, Apparel & Luxury Goods	2,460,892	674,028	—	3,134,920
Thrifts & Mortgage Finance	367,861	—	—	367,861
Tobacco	2,640,194	316,386	—	2,956,580
Trading Companies & Distributors	1,732,187	2,097,009	—	3,829,196
Transportation Infrastructure	188,252	1,311,352	—	1,499,604
Wireless Telecommunication Services	291,305	4,660,022	—	4,951,327
Total Common Stocks	325,864,783	144,311,274	—	470,176,057
Total Mutual Funds*	221,776,382	—	—	221,776,382
Total Mortgage-Backed Securities*	—	23,808,044	—	23,808,044
Total U.S. Treasury & Government Agencies*	—	4,967,843	—	4,967,843
Total Asset-Backed Securities*	—	4,561,727	—	4,561,727
Total Preferred Stocks*	—	2,428,888	—	2,428,888
Total Rights*	6,287	—	—	6,287
Total Warrant*	—	0	—	0
Total Short-Term Investments*	—	410,331,093	—	410,331,093
Securities Lending Reinvestments
Certificates of Deposit	—	5,000,000	—	5,000,000
Commercial Paper	—	1,999,646	—	1,999,646
Repurchase Agreements	—	159,298,002	—	159,298,002
Time Deposit	—	6,000,000	—	6,000,000
Mutual Funds	73,000,000	—	—	73,000,000
Total Securities Lending Reinvestments	73,000,000	172,297,648	—	245,297,648
Total Investments	$620,647,452	$1,350,053,721	$—	$1,970,701,173

Collateral for Securities Loaned (Liability)	$—	$(245,285,940)	$—	$(245,285,940)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,014,945	$—	$7,014,945
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,027,108)	—	(4,027,108)
Total Forward Contracts	$—	$2,987,837	$—	$2,987,837
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,031,698	$—	$—	$8,031,698
Futures Contracts (Unrealized Depreciation)	(3,025,389)	—	—	(3,025,389)
Total Futures Contracts	$5,006,309	$—	$—	$5,006,309
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(6,889,935)	$—	$(6,889,935)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,970,701,173
Cash	10,783
Cash denominated in foreign currencies (c)	727,124
Cash collateral (d)	54,474,008
Unrealized appreciation on forward foreign currency exchange contracts	7,014,945
Receivable for:
Investments sold	862,436
Fund shares sold	16,924
Dividends and interest	6,702,224
Prepaid expenses	5,092

Total Assets	2,040,514,709
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,027,108
Collateral for securities loaned	245,285,940
Payables for:
Investments purchased	1,840,549
Fund shares redeemed	558,285
Variation margin on futures contracts	318,620
Variation margin on centrally cleared swap contracts	1,537,694
Accrued Expenses:
Management fees	934,595
Distribution and service fees	378,832
Deferred trustees’ fees	219,992
Other expenses	391,126

Total Liabilities	255,492,741

Net Assets	$1,785,021,968

Net Assets Consist of:
Paid in surplus	$1,595,316,927
Distributable earnings (Accumulated losses)	189,705,041

Net Assets	$1,785,021,968

Net Assets
Class B	$1,785,021,968
Capital Shares Outstanding*
Class B	136,094,409
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,883,290,382.
(b)	Includes securities loaned at value of $320,133,926.
(c)	Identified cost of cash denominated in foreign currencies was $719,014.
(d)	Includes collateral of $27,461,762 for futures contracts, $25,783,246 for centrally cleared swap contracts and $1,229,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$18,442,015
Interest (b)	30,028,163
Securities lending income	367,338

Total investment income	48,837,516
Expenses
Management fees	11,167,928
Administration fees	126,388
Custodian and accounting fees	235,592
Distribution and service fees—Class B	4,436,637
Audit and tax services	90,384
Legal	49,437
Trustees’ fees and expenses	60,868
Shareholder reporting	88,573
Insurance	13,424
Miscellaneous	30,886

Total expenses	16,300,117
Less management fee waiver	(213,115)

Net expenses	16,087,002

Net Investment Income	32,750,514

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (c)	18,725,047
Futures contracts	49,172,068
Swap contracts	67,546,290
Foreign currency transactions	(250,215)
Forward foreign currency transactions	(7,992,712)

Net realized gain	127,200,478

Net change in unrealized appreciation (depreciation) on:
Investments	183,198,775
Futures contracts	26,040,078
Swap contracts	(29,119,090)
Foreign currency transactions	(20,393)
Forward foreign currency transactions	3,448,378

Net change in unrealized appreciation	183,547,748

Net realized and unrealized gain	310,748,226

Net Increase in Net Assets From Operations	$343,498,740

(a)	Net of foreign withholding taxes of $559,416.
(b)	Net of foreign withholding taxes of $(1,080).
(c)	Net of foreign capital gains tax of $7,302.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,750,514	$31,462,120
Net realized gain (loss)	127,200,478	(34,180,968)
Net change in unrealized appreciation (depreciation)	183,547,748	(151,300,189)

Increase (decrease) in net assets from operations	343,498,740	(154,019,037)

From Distributions to Shareholders
Class B	(26,061,496)	(124,069,560)

Total distributions	(26,061,496)	(124,069,560)

Increase (decrease) in net assets from capital share transactions	(226,213,196)	739,844,294

Total increase in net assets	91,224,048	461,755,697

Net Assets
Beginning of period	1,693,797,920	1,232,042,223

End of period	$1,785,021,968	$1,693,797,920

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	401,863	$4,886,223	1,645,811	$20,326,961
Shares issued through acquisition (a)	0	0	72,133,926	897,346,043
Reinvestments	2,157,409	26,061,496	10,478,848	124,069,560
Redemptions	(21,057,148)	(257,160,915)	(25,319,031)	(301,898,270)

Net increase (decrease)	(18,497,876)	$(226,213,196)	58,939,554	$739,844,294

Increase (decrease) derived from capital shares transactions		$(226,213,196)		$739,844,294

(a)	See Note 10 of the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.96	$12.88	$11.58	$11.27	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.22	0.14	0.13 (b)	0.11
Net realized and unrealized gain (loss)	2.11	(1.37)	1.50	0.50	(0.20)

Total income (loss) from investment operations	2.34	(1.15)	1.64	0.63	(0.09)

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	(0.10)	(0.16)	(0.12)
Distributions from net realized capital gains	0.00	(0.59)	(0.24)	(0.16)	(0.36)

Total distributions	(0.18)	(0.77)	(0.34)	(0.32)	(0.48)

Net Asset Value, End of Period	$13.12	$10.96	$12.88	$11.58	$11.27

Total Return (%) (c)	21.49	(9.42)	14.29	5.65	(0.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.93	0.95	0.96	0.97
Net ratio of expenses to average net assets (%) (d)(e)	0.91	0.91	0.95	0.96	0.97
Ratio of net investment income to average net assets (%)	1.85	1.86	1.15	1.17 (b)	0.89
Portfolio turnover rate (%)	90	77	108	106	78
Net assets, end of period (in millions)	$1,785.0	$1,693.8	$1,232.0	$1,151.0	$1,096.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net asset was 0.01% for the year ended December 31, 2018 and less than 0.01% for the year ended December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2019, the Portfolio held $10,690 in the Subsidiary, representing less than 0.05% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Consolidated Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $121,280,835. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $159,298,002. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(11,931,642)	$—	$—	$—	$(11,931,642)
Corporate Bonds & Notes	(58,501,119)	—	—	—	(58,501,119)
Mutual Funds	(145,451,256)	—	—	—	(145,451,256)
U.S. Treasury	(24,331,674)	—	—	—	(24,331,674)
U.S. Treasury & Government Agencies	(5,070,249)	—	—	—	(5,070,249)
Total Borrowings	$(245,285,940)	$—	$—	$—	$(245,285,940)
Gross amount of recognized liabilities for securities lending transactions					$(245,285,940)

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,019,169	Unrealized depreciation on futures contracts (a) (b)	$2,142,373
			Unrealized depreciation on centrally cleared swap contracts (a) (c)	6,889,935
Equity	Unrealized appreciation on futures contracts (a) (b)	7,012,529	Unrealized depreciation on futures contracts (a) (b)	883,016
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	7,014,945	Unrealized depreciation on forward foreign currency exchange contracts	4,027,108

Total		$15,046,643		$13,942,432

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$371,297	$(259,941)	$—	$111,356
JPMorgan Chase Bank N.A.	1,107,624	(420,260)	(430,000)	257,364
Morgan Stanley & Co. International plc	2,054,739	(2,054,739)	—	—
UBS AG	3,481,285	(878,866)	(2,602,419)	—

	$7,014,945	$(3,613,806)	$(3,032,419)	$368,720

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2019.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$259,941	$(259,941)	$—	$—
JPMorgan Chase Bank N.A.	420,260	(420,260)	—	—
Morgan Stanley & Co. International plc	2,468,041	(2,054,739)	(413,302)	—
UBS AG	878,866	(878,866)	—	—

	$4,027,108	$(3,613,806)	$(413,302)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(7,992,712)	$(7,992,712)
Futures contracts	9,265,183	39,906,885	—	49,172,068
Swap contracts	67,546,290	—	—	67,546,290

	$76,811,473	$39,906,885	$(7,992,712)	$108,725,646

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,448,378	$3,448,378
Futures contracts	(2,058,885)	28,098,963	—	26,040,078
Swap contracts	(29,119,090)	—	—	(29,119,090)

	$(31,177,975)	$28,098,963	$3,448,378	$369,366

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$467,577,702
Futures contracts long	578,330,628
Futures contracts short	(102,896,611)
Swap contracts	779,333,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,816,149	$1,152,640,374	$6,050,691	$1,219,018,806

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$11,167,928	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,887,354,104

Gross unrealized appreciation	104,499,012
Gross unrealized depreciation	(27,818,156)

Net unrealized appreciation (depreciation)	$76,680,856

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,061,496	$82,350,754	$—	$41,718,806	$26,061,496	$124,069,560

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$71,468,341	$41,801,285	$76,655,416	$—	$189,925,042

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $72,486,828.

10. Acquisition

At the close of business on April 27, 2018, the Portfolio, with Class B net assets of $1,162,561,734, acquired all of the assets and liabilities of Schroders Global Multi-Asset Portfolio II of the Trust (“Portfolio II”). The acquisition was accomplished by a tax-free exchange of 72,133,926 Class B shares of the Portfolio (valued at $897,346,043) for 85,908,525 Class B shares of Portfolio II. Each shareholder of Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by MetLife and insurance company affiliates of

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2019—(Continued)

Brighthouse Financial, Inc. Some of the investments held by Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Portfolio II Fund’s net assets on April 27, 2018, were $897,346,043 for Class B shares, including investments valued at $894,510,898 with a cost basis of $912,864,833. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,059,907,777 which included $18,366,960 of acquired unrealized depreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the year ended December 31 2018 would have been as follows:

Net Investment income	$36,997,172	(a)
Net realized and unrealized loss on investments	$(215,923,288	)(b)

Net decrease in net assets from operations	$(178,926,116)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio II that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$31,462,120 net investment income as reported at December 31, 2018, plus $5,393,806 from Portfolio II pre-merger net investment income, less $4,583 in lower net advisory fees, plus $145,829 of pro-forma eliminated other expenses.
(b)	$95,057,309 unrealized depreciation included within distributable earnings (accumulated losses) at December 31 2018, minus $76,503,246 pro-forma December 31, 2017 unrealized appreciation, plus $34,180,968 net realized loss as reported at December 31, 2018, less $10,181,765 in net realized loss from Portfolio II pre-merger.

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Schroders Global Multi-Asset Portfolio and subsidiary of the Fund as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-43

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the three-year and five-year periods ended October 31, 2019, and outperformed its benchmark for the one-year period ended October 31, 2019. The Board also noted that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-44

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since inception on April 29, 2019, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 3.80% and 3.70%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index1, returned 5.17%.

MARKET ENVIRONMENT / CONDITIONS

A year ago at this time, investors were questioning whether or not they were staring into the early days of an economic and financial market abyss. A host of inter-related factors relating to rising interest rates, economic growth concerns and systematic trading strategies delivered an atypical package of deeply negative fourth quarter returns to end 2018. Not surprisingly, that same gloomy outlook showed no signs of slowing into the new year as the International Monetary Fund (the “IMF”) downgraded global growth projections in January, citing the effects of tariff increases in the United States and China as well as specific weakness in Germany, Italy and Turkey. The IMF announcement was followed by similarly downbeat forecasts delivered across a swath of the world’s central banks, including the Bank of England, the Reserve Bank of Australia, the European Central Bank (the “ECB”) and the U.S. Federal Reserve (the “Fed”). Still, this dour sentiment associated with near-term growth projections represented only one side of a very important two-sided coin. The related effect of lowered growth expectations was a global about-face on the part of central banks and a reason to shift away from their tilt toward tighter monetary policy. In addition, the ebb and flow of trade negotiations between the U.S. and China allowed for pockets of optimism, while a solid majority of U.S. companies outpaced first quarter earnings expectations. By June, both the ECB and the Fed indicated further policy tools and interest rate cuts would be used to support economic growth. This supportive shift in policy, together with skeptical sentiment, less-than-aggressive positioning, and sufficiently mixed economic data, allowed many equity markets to print double-digit advances during the first half of 2019, all while yields across a number of global bond markets plummeted to fresh all-time lows.

Markets entered the third quarter with a sense of cautious optimism following the G20 summit in Japan, where the U.S. and China reached a truce on the ongoing trade conflict and also agreed to restart trade negotiations. The favorable sentiment would prevail for much of July, as the S&P 500 Index eclipsed 3,000 for the first time ever. However, as the calendar shifted into August and September the mood in markets became more circumspect. In late July, the Fed reduced its target for the federal funds rate for the first time since 2008; the Fed would go on to cut again in September. Both moves were expected, but the commentary accompanying the July cut disappointed market expectations. President Trump’s announcement on August 2nd that the U.S. would impose 10% tariffs on another $300 billion worth of Chinese goods did little to assuage mounting fears surrounding prospects for global growth. However, the most vicious price action came later, when China devalued the yuan in response to the tariff escalation and USD/CNY breached the psychologically important level of 7.0. The elevated volatility led to some important milestones in bond markets as well. The U.S. yield curve, measured using yields on the 10-year and 2-year notes, inverted for the first time since the Global Financial Crisis (the “GFC”), and the 30-year Treasury bond yield sunk to an all-time low (below 2%) in late August and early September. And while equity prices and bond yields both moved higher in the first half of September as trade relations appeared to be improving between the U.S. and China, volatility perked up in commodity and money markets amidst sharp dislocations in oil prices and repo borrowing rates. A drone strike on Saudi Arabian oil facilities led to the largest single-day rise in the price of crude oil since 2008. And the following day, the New York Fed had to intervene in money markets for the first time since the GFC in order to tamp down borrowing rates for overnight funds. The mounting wall of worry left markets anxious for a fresh spate of good news entering the fourth quarter.

Fittingly, signs of progress appeared to take shape on several of the most prominent geopolitical issues overhanging the market. Reports that China would be willing to accept a limited trade deal so long as no further tariffs were introduced, as well as speculation surrounding Chinese purchases of U.S. agricultural products, lifted spirits in early October. Around the same time, European assets and currencies received a jolt as U.K. Prime Minister Boris Johnson and Irish Premier Leo Varadkar issued a constructive joint statement on progress towards a Brexit deal (the withdrawal of the U.K. from the European Union). By the middle of December, the U.S. and China had announced a Phase One deal that included Chinese agricultural purchases, tightened protection for U.S. intellectual property and bans on the forced transfer of technology from U.S. companies. The United States agreed not to proceed with an escalation of tariffs and was set to cut tariffs on $120 billion of Chinese imports. Not to be outdone, Boris Johnson presided over a decisive Conservative victory in the U.K. election, which helped lift U.K. equities into the end of the year. While equity markets finished 2019 on firm footing, bond markets found the year’s final months to be more challenging. The virtuous circle surrounding policy progress and expectations for better economic conditions also served to de-price expectations for further policy rate cuts, which led to higher interest rates and steeper yield curves. Government bonds with longer maturities registered notable losses in the fourth quarter amidst the moves in interest rates and hints of inflation risk. For the year overall, the FTSE World Government Bond Index still managed a productive 5.7% return and MSCI All Country World Index was up 26.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In selecting our favorite stocks, we look for Emerging Market companies that are cheap relative to peers across a number of valuation metrics, have a tailwind of positive investor sentiment and exhibit the quality characteristics of a well-managed company. We often find many attractive investments in the small cap part of the universe and so the Portfolio has a limited tilt to small cap companies. In 2019, we saw three themes that were headwinds to our selection strategy:

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

1) expensive Growth companies were favored over cheap Value companies as investors were concerned about a global economic slowdown and U.S./China trade wars; 2) lower risk, high quality companies underperformed more risky companies, especially in the second half of the year; and 3) large cap companies outperformed small cap companies.

By country, we had good performance from being underweight Saudi Arabia which was added to the MSCI Emerging Markets Index at the end of May. The timing of our investment in Saudi Arabia was strong and we added when energy prices were at lows. We also outperformed in Taiwan mainly due to an overweight in Taiwan Semiconductor Manufacturing Company (+36%) which posted rising earnings as global tech giants continued to have strong demand. Our weakest performance by country was in South Africa, due to an overweight in Telkom S.A. (-56%) which missed earnings, cut the dividend and reduced guidance.

By sector, outperformance was best in the Technology sector due to overweight positions in large players like Samsung (+25%) and the aforementioned Taiwan Semiconductor Manufacturing Company (+36%). Energy was another good sector for us with overweight positions in Russian Gazprom (+73%) and Lukoil (+22%) contributing most. Underperformance occurred in Consumer Discretionary, much of which came from an underweight in Meituan Dianping (+80%), a Chinese online food ordering and delivery service which posted its first profitable quarter of earnings and consistently beat analyst expectations. Likewise, an underweight in Brazilian department store, Magazine Luiza (+95%), hurt performance as the company turned around a recent slump in quarterly earnings in the second half of 2019.

At period end, the Portfolio’s positioning maintained overweights in Information Technology, Financials, and Consumer Discretionary sectors while the largest underweights were in Utilities, Consumer Staples and Materials sectors. Country positioning favored China, Korea, and Taiwan and underweighted Brazil, Chile, and Thailand.

Robert Luiso

Simon Roe

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED DECEMBER 31, 2019)

Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	3.80
Class B	3.70
MSCI Emerging Markets Index	5.17

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
iShares MSCI India ETF	7.3
Alibaba Group Holding, Ltd. (ADR)	5.7
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7
Tencent Holdings, Ltd.	4.6
Samsung Electronics Co., Ltd.	4.0
China Construction Bank Corp. - Class H	1.6
Ping An Insurance Group Co. of China, Ltd. - Class H	1.3
Naspers, Ltd. - N Shares	1.2
Industrial & Commercial Bank of China, Ltd. - Class H	1.1
China Mobile, Ltd.	1.0

Top Countries

% of Net Assets
China	34.2
South Korea	12.2
Taiwan	12.2
India	8.3
Brazil	7.2
South Africa	4.6
Russia	4.1
Mexico	2.4
Thailand	2.4
Saudi Arabia	2.2

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A	Actual	0.72%	$1,000.00	$1,061.30	$3.74
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B	Actual	0.97%	$1,000.00	$1,060.30	$5.04
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—91.3% of Net Assets

Security Description	Shares	Value

Argentina—0.0%
Grupo Financiero Galicia S.A. (ADR)	3,900	$63,297

Brazil—6.4%
Ambev S.A. (ADR)	349,600	1,629,136
Atacadao S.A.	29,600	172,206
B2W Cia Digital (a)	18,800	294,111
B3 S.A. - Brasil Bolsa Balcao	67,000	715,949
Banco Bradesco S.A. (ADR)	288,000	2,577,600
Banco BTG Pactual S.A.	54,300	1,028,240
Banco do Brasil S.A.	52,100	685,752
Banco Santander Brasil S.A. (ADR)	89,400	1,084,422
BB Seguridade Participacoes S.A.	124,800	1,170,964
BR Malls Participacoes S.A.	221,000	993,520
Braskem S.A. (ADR)	15,600	230,880
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	22,500	338,625
Cia de Saneamento de Minas Gerais-COPASA	20,800	352,693
Construtora Tenda S.A.	33,200	249,655
Cosan, Ltd. - Class A (a)	33,600	767,424
EcoRodovias Infraestrutura e Logistica S.A. (a)	165,400	671,498
EDP - Energias do Brasil S.A.	21,600	118,786
Engie Brasil Energia S.A.	64,800	819,332
Fleury S.A.	55,300	420,321
Grendene S.A.	49,000	149,857
IRB Brasil Resseguros S/A	11,100	107,553
Itau Unibanco Holding S.A. (ADR)	218,600	2,000,190
Lojas Renner S.A.	23,800	333,014
Mahle-Metal Leve S.A.	21,500	154,059
MRV Engenharia e Participacoes S.A.	42,000	225,129
Petroleo Brasileiro S.A.	84,500	673,790
Petroleo Brasileiro S.A. (ADR)	147,300	2,347,962
SLC Agricola S.A.	34,800	215,010
Smiles Fidelidade S.A.	3,300	32,272
Sul America S.A.	57,800	862,507
Tim Participacoes S.A. (ADR)	3,100	59,241
Transmissora Alianca de Energia Eletrica S.A.	20,300	157,561
Tupy S.A.	56,000	352,408
Vale S.A. (ADR)	103,900	1,371,480
YDUQS Part	18,800	222,608

		23,585,755

Chile—0.5%
Banco de Chile	2	0
Banco de Credito e Inversiones S.A.	1,048	47,606
Cencosud S.A.	92,416	121,754
Cia Cervecerias Unidas S.A.	35,346	338,286
Colbun S.A.	841,893	134,495
Enel Americas S.A. (ADR)	113,787	1,249,381
Inversiones La Construccion S.A.	5,453	59,762

		1,951,284

China—34.2%
AAC Technologies Holdings, Inc.	52,500	458,588
Air China, Ltd. - Class H	486,000	495,069
Alibaba Group Holding, Ltd. (ADR) (a)	98,900	20,976,690
Angang Steel Co., Ltd. - Class A	798,600	384,158
Angang Steel Co., Ltd. - Class H	99,600	41,438

China—(Continued)
Anhui Conch Cement Co., Ltd. - Class H	186,500	1,362,790
Anhui Expressway Co., Ltd. - Class H	78,000	46,175
ANTA Sports Products, Ltd.	110,000	985,109
Autohome, Inc. (ADR) (a)	6,300	504,063
BAIC Motor Corp., Ltd. - Class H (144A)	214,000	121,512
Baidu, Inc. (ADR) (a)	15,700	1,984,480
Bank of Beijing Co., Ltd. - Class A	150,900	123,131
Bank of China, Ltd. - Class H	6,621,000	2,835,076
Bank of Communications Co., Ltd. - Class H	1,391,000	991,463
Bank of Jiangsu Co., Ltd. - Class A	730,400	759,531
Bank of Nanjing Co., Ltd. - Class A	534,700	673,817
Bank of Shanghai Co., Ltd. - Class A	589,500	803,628
Baozun, Inc. (ADR) (a)	8,700	288,144
Beijing Capital International Airport Co., Ltd. - Class H	428,000	415,005
BYD Electronic International Co., Ltd.	407,500	783,131
China CITIC Bank Corp., Ltd. - Class A	791,700	701,801
China Construction Bank Corp. - Class A	731,400	759,310
China Construction Bank Corp. - Class H	6,848,000	5,928,581
China Enterprise Co., Ltd. - Class A	147,300	98,359
China Everbright Bank Co., Ltd. - Class H	276,000	128,268
China Everbright, Ltd.	230,000	430,666
China Galaxy Securities Co., Ltd. - Class H	524,000	309,367
China Lesso Group Holdings, Ltd.	740,000	950,017
China Life Insurance Co., Ltd. - Class H	275,000	766,118
China Lilang, Ltd.	40,000	32,681
China Longyuan Power Group Corp., Ltd. - Class H	57,000	36,087
China Medical System Holdings, Ltd.	374,000	539,083
China Merchants Bank Co., Ltd. - Class H	380,000	1,958,638
China Minsheng Banking Corp., Ltd. - Class A	313,500	283,861
China Mobile, Ltd.	457,000	3,858,810
China National Building Material Co., Ltd. - Class H	960,000	1,072,464
China National Chemical Engineering Co., Ltd. - Class A	701,300	649,325
China National Medicines Corp., Ltd. - Class A	30,700	120,289
China Overseas Land & Investment, Ltd.	64,000	249,955
China Pacific Insurance Group Co., Ltd. - Class H	96,200	379,879
China Petroleum & Chemical Corp. - Class H	1,798,000	1,083,752
China Power International Development, Ltd.	819,000	175,644
China Railway Construction Corp., Ltd. - Class H	70,500	77,296
China Reinsurance Group Corp. - Class H	632,000	103,845
China Resources Cement Holdings, Ltd.	632,000	805,070
China Resources Land, Ltd.	128,000	637,781
China Resources Pharmaceutical Group, Ltd. (144A)	133,000	123,501
China Resources Power Holdings Co., Ltd.	398,000	558,934
China Shenhua Energy Co., Ltd. - Class A	126,911	332,787
China Shenhua Energy Co., Ltd. - Class H	498,000	1,042,253
China Shineway Pharmaceutical Group, Ltd.	52,000	49,306
China Telecom Corp., Ltd. - Class H	2,214,000	908,666
China Traditional Chinese Medicine Holdings Co., Ltd.	218,000	105,223
China Vanke Co., Ltd. - Class H	102,100	435,851
China Yangtze Power Co., Ltd. - Class A	109,800	289,757
China Yongda Automobiles Services Holdings, Ltd.	77,500	70,750
Chlitina Holding, Ltd.	12,000	95,339
Chongqing Rural Commercial Bank Co., Ltd. - Class H	474,000	242,011
Citic Pacific, Ltd.	489,000	655,444
CNOOC, Ltd.	1,592,000	2,653,351
Consun Pharmaceutical Group, Ltd.	58,000	34,554
Cosco Shipping Energy Transportation Co., Ltd. - Class H	198,000	93,762

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
CSPC Pharmaceutical Group, Ltd.	308,000	$735,166
Daqin Railway Co., Ltd. - Class A	695,400	819,709
Far East Horizon, Ltd.	456,000	427,930
Fosun International, Ltd.	331,000	483,685
Geely Automobile Holdings, Ltd.	698,000	1,369,009
Gemdale Corp. - Class A	201,300	419,157
Great Wall Motor Co., Ltd. - Class H	954,000	707,026
Gree Electric Appliances, Inc. of Zhuhai - Class A	26,552	249,494
Guangzhou R&F Properties Co., Ltd. - Class H	366,800	677,247
Haier Smart Home Co., Ltd. - Class A	79,100	221,827
Haitian International Holdings, Ltd.	15,000	36,368
Henan Shuanghui Investment & Development Co., Ltd. - Class A	17,000	70,923
Hengan International Group Co., Ltd.	129,000	921,020
Hollysys Automation Technologies, Ltd.	10,200	167,382
Huatai Securities Co., Ltd. - Class H (144A)	27,200	48,193
Huaxin Cement Co., Ltd. - Class B	141,200	293,367
Huayu Automotive Systems Co., Ltd. - Class A	85,900	320,609
Industrial & Commercial Bank of China, Ltd. - Class A	216,000	182,376
Industrial & Commercial Bank of China, Ltd. - Class H	5,077,000	3,918,943
JD.com, Inc. (ADR) (a)	44,200	1,557,166
Jiangsu Expressway Co., Ltd. - Class H	388,000	532,394
Jiangsu Yangnong Chemical Co., Ltd. - Class A	9,600	94,620
JOYY, Inc. (ADR) (a)	1,000	52,790
Kasen International Holdings, Ltd. (a)	196,000	91,643
Lenovo Group, Ltd.	174,000	117,057
LexinFintech Holdings, Ltd. (ADR) (a)	10,200	141,678
Livzon Pharmaceutical Group, Inc. - Class H	40,700	126,895
Logan Property Holdings Co., Ltd.	560,000	942,058
Longfor Group Holdings, Ltd. (144A)	167,500	786,669
Lonking Holdings, Ltd.	392,000	117,798
Luye Pharma Group, Ltd. (144A)	433,500	325,578
Luzhou Laojiao Co., Ltd. - Class A	12,000	149,332
Metallurgical Corp. of China, Ltd. - Class H	240,000	53,928
Momo, Inc. (ADR)	5,200	174,200
NetEase, Inc. (ADR)	6,900	2,115,816
New Oriental Education & Technology Group, Inc. (ADR) (a)	2,800	339,500
PICC Property & Casualty Co., Ltd. - Class H	984,000	1,186,470
Ping An Insurance Group Co. of China, Ltd. - Class A	18,700	229,531
Ping An Insurance Group Co. of China, Ltd. - Class H	403,500	4,779,966
Poly Property Group Co., Ltd.	83,234	34,551
Postal Savings Bank of China Co., Ltd. - Class H (144A)	1,522,000	1,035,553
Qudian, Inc. (ADR) (a)	38,000	178,980
SDIC Power Holdings Co., Ltd. - Class A	183,800	242,386
Semiconductor Manufacturing International Corp. (a)	134,000	205,456
Shandong Hualu Hengsheng Chemical Co., Ltd. - Class A	43,600	124,465
Shandong Sun Paper Industry JSC, Ltd. - Class A	565,800	799,826
Shanghai Construction Group Co., Ltd. - Class A	731,700	371,906
Shanghai Industrial Holdings, Ltd.	54,000	103,972
Shanghai Industrial Urban Development Group, Ltd.	54,000	6,792
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	25,700	50,011
Shanghai Pudong Development Bank Co., Ltd. - Class A	477,500	846,841
Shanxi Xishan Coal & Electricity Power Co., Ltd. - Class A	595,800	524,634
Shengyi Technology Co., Ltd. - Class A	28,100	84,417
Shenzhen Expressway Co., Ltd. - Class H	494,000	709,177
Shenzhen International Holdings, Ltd.	93,500	205,517
Shenzhen Kangtai Biological Products Co., Ltd. - Class A	8,700	109,356
Shenzhou International Group Holdings, Ltd.	4,800	70,215

China—(Continued)
Shimao Property Holdings, Ltd.	266,500	1,034,910
Sihuan Pharmaceutical Holdings Group, Ltd.	1,829,000	218,388
SINA Corp. (a)	900	35,937
Sinopec Engineering Group Co., Ltd. - Class H	369,000	221,017
Sinopec Shanghai Petrochemical Co., Ltd. - Class H	546,000	164,802
Sinopharm Group Co., Ltd. - Class H	208,400	762,246
Sinotruk Hong Kong, Ltd.	257,500	549,472
Sun Art Retail Group, Ltd.	445,500	540,643
Sunac China Holdings, Ltd.	267,000	1,600,070
TAL Education Group (ADR) (a)	26,800	1,291,760
Tencent Holdings, Ltd.	354,800	17,115,036
Tian Ge Interactive Holdings, Ltd. (a) (144A)	66,231	16,513
Tianneng Power International, Ltd.	166,000	126,389
Tongkun Group Co., Ltd. - Class A	112,260	241,847
Trip.com Group, Ltd. (ADR) (a)	13,200	442,728
Uni-President China Holdings, Ltd.	277,000	291,029
Vipshop Holdings, Ltd. (ADR) (a)	37,900	537,043
Want Want China Holdings, Ltd.	1,134,000	1,061,947
Weichai Power Co., Ltd. - Class H	552,000	1,167,922
Xtep International Holdings, Ltd.	177,518	94,342
Yuexiu Property Co., Ltd.	2,018,000	466,934
Yuexiu Transport Infrastructure, Ltd.	184,000	163,719
Yum China Holdings, Inc.	30,200	1,449,902
Yuzhou Properties Co., Ltd.	72,000	39,697
Zhongsheng Group Holdings, Ltd.	82,000	333,490
ZTE Corp. - Class H (a)	63,000	193,019

		126,710,811

Colombia—0.3%
Bancolombia S.A. (ADR)	10,000	547,900
Ecopetrol S.A.	535,787	541,489
Interconexion Electrica S.A. ESP	31,998	190,822

		1,280,211

Czech Republic—0.1%
Komercni Banka A/S	1,624	59,458
Moneta Money Bank (144A)	68,553	257,163
O2 Czech Republic A.S.	10,748	111,024

		427,645

Egypt—0.0%
ElSewedy Electric Co.	89,672	62,631

Greece—0.4%
Aegean Airlines S.A.	2,529	23,861
Hellenic Telecommunications Organization S.A.	59,104	945,395
JUMBO S.A.	13,134	273,379
OPAP S.A.	18,624	242,286

		1,484,921

Hong Kong—0.4%
Bosideng International Holdings, Ltd.	596,000	214,130
Kingboard Laminates Holdings, Ltd.	212,000	263,581
Seaspan Corp.	9,800	139,258
Sino Biopharmaceutical, Ltd.	360,000	504,305

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Xinyi Glass Holdings, Ltd.	184,000	$243,816

		1,365,090

Hungary—0.4%
Magyar Telekom Telecommunications plc	42,755	64,627
MOL Hungarian Oil & Gas plc	61,011	609,393
OTP Bank	6,851	358,559
Richter Gedeon Nyrt	14,124	307,077

		1,339,656

India—1.1%
Dr Reddy’s Laboratories, Ltd. (ADR)	18,200	738,556
Infosys, Ltd. (ADR)	251,800	2,598,576
Vedanta, Ltd. (ADR)	24,500	211,435
Wipro, Ltd. (ADR)	104,900	393,375

		3,941,942

Indonesia—1.8%
Adaro Energy Tbk PT	2,292,600	255,229
Astra International Tbk PT	2,295,100	1,139,874
Bank Central Asia Tbk PT	318,900	766,117
Bank Negara Indonesia Persero Tbk PT	855,900	482,689
Bank Rakyat Indonesia Persero Tbk PT	5,992,900	1,891,348
Gudang Garam Tbk PT	10,500	39,992
Indofood CBP Sukses Makmur Tbk PT	376,300	302,389
Indofood Sukses Makmur Tbk PT	1,183,200	675,224
Perusahaan Gas Negara Tbk PT	1,960,200	304,952
Telekomunikasi Indonesia Persero Tbk PT (ADR)	31,800	906,300
United Tractors Tbk PT	9,124	14,087
Waskita Beton Precast Tbk PT	260,731	5,698

		6,783,899

Luxembourg—0.1%
Ternium S.A. (ADR)	9,700	213,400

Malaysia—1.7%
AMMB Holdings Bhd	207,700	198,619
Astro Malaysia Holdings Bhd	472,500	147,441
Berjaya Sports Toto Bhd	333,100	210,230
Bermaz Auto Bhd	226,200	116,110
Carlsberg Brewery Malaysia Bhd	37,700	271,001
DiGi.Com Bhd	136,000	148,309
Fraser & Neave Holdings Bhd	16,100	137,067
Genting Malaysia Bhd	787,700	633,697
Hong Leong Financial Group Bhd	60,000	247,923
Malaysia Airports Holdings Bhd	53,900	100,147
MISC Bhd	436,100	893,169
Muhibbah Engineering M Bhd	143,300	86,284
Petronas Chemicals Group Bhd	448,400	805,772
Public Bank Bhd	33,400	158,858
RHB Bank Bhd	583,500	824,542
Sime Darby Bhd	452,300	245,668
Supermax Corp. Bhd	709,956	240,827
Telekom Malaysia Bhd	187,000	174,670
Tenaga Nasional Bhd	196,700	637,464

Malaysia—(Continued)
YTL Power International Bhd	302,000	56,901

		6,334,699

Mexico—2.4%
America Movil S.A.B. de C.V.	2,959,300	2,363,371
Corp. Inmobiliaria Vesta S.A.B. de C.V.	44,100	79,582
Fomento Economico Mexicano S.A.B. de C.V.	118,400	1,116,714
Gruma S.A.B. de C.V.	78,940	809,085
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	7,100	53,158
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Class B	13,300	158,095
Grupo Financiero Banorte S.A.B. de C.V. - Class O	178,300	995,443
Grupo Herdez S.A.B. de C.V.	24,400	48,406
Grupo Mexico S.A.B. de C.V. - Series B	234,000	643,307
Industrias Bachoco S.A.B. de C.V.	17,800	76,340
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (a)	295,700	588,507
Orbia Advance Corp. S.A.B. de C.V.	235,200	501,561
Wal-Mart de Mexico S.A.B. de C.V.	491,800	1,411,868

		8,845,437

Peru—0.4%
Credicorp, Ltd.	6,500	1,385,345
Nexa Resources S.A.	3,200	26,048

		1,411,393

Philippines—0.8%
Aboitiz Power Corp.	273,300	185,170
Alliance Global Group, Inc. (a)	386,000	88,788
Altus San Nicolas Corp. (a)	2,539	260
Ayala Land, Inc.	316,200	283,569
BDO Unibank, Inc.	54,710	170,554
Cebu Air, Inc.	43,420	76,604
Globe Telecom, Inc.	6,805	271,065
International Container Terminal Services, Inc.	119,770	303,770
JG Summit Holdings, Inc.	50,320	80,352
Manila Electric Co.	25,960	162,153
Megaworld Corp.	1,548,900	121,912
Metro Pacific Investments Corp.	3,359,000	228,868
PLDT, Inc.	16,290	316,480
Puregold Price Club, Inc.	36,100	28,353
Robinsons Land Corp.	131,900	71,771
Security Bank Corp.	19,380	74,623
Semirara Mining & Power Corp.	284,500	123,020
SM Prime Holdings, Inc.	282,800	234,560
Vista Land & Lifescapes, Inc.	327,900	50,102

		2,871,974

Poland—0.8%
Bank Polska Kasa Opieki S.A.	22,403	593,615
Cyfrowy Polsat S.A.	65,151	479,448
Dino Polska S.A. (a) (144A)	2,620	99,400
Grupa Lotos S.A.	2,491	54,859
Polski Koncern Naftowy ORLEN S.A.	26,516	599,639
Powszechna Kasa Oszczednosci Bank Polski S.A.	6,388	58,071
Powszechny Zaklad Ubezpieczen S.A.	107,337	1,133,091

		3,018,123

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Qatar—0.7%
Doha Bank QPSC	99,315	$68,993
Masraf Al Rayan QSC	73,527	79,966
Medicare Group	33,245	77,161
Ooredoo QPSC	181,110	352,196
Qatar Electricity & Water Co. QSC	22,755	100,535
Qatar Gas Transport Co., Ltd.	222,590	146,205
Qatar International Islamic Bank QSC	49,090	130,510
Qatar Islamic Bank SAQ	108,013	455,736
Qatar National Bank QPSC	238,582	1,349,029

		2,760,331

Russia—4.1%
Gazprom PJSC (ADR)	290,020	2,388,310
Globaltrans Investment plc (GDR)	41,504	367,119
Lukoil PJSC (ADR)	36,994	3,675,068
MMC Norilsk Nickel PJSC (ADR)	75,726	2,316,071
Mobile TeleSystems PJSC (ADR)	74,300	754,145
Novatek PJSC (GDR)	1,900	385,835
Novolipetsk Steel PJSC (GDR)	14,597	337,200
Sberbank of Russia PJSC (ADR)	194,499	3,200,282
Severstal PJSC (GDR)	49,084	745,285
Tatneft PJSC (ADR)	6,122	452,571
X5 Retail Group NV (GDR)	10,416	359,489

		14,981,375

Saudi Arabia—2.2%
Abdullah Al Othaim Markets Co.	10,675	232,229
Advanced Petrochemical Co.	10,794	142,146
Al Rajhi Bank	36,203	631,284
Alinma Bank	131,308	887,693
Almarai Co. JSC	22,106	291,760
Arab National Bank	20,326	148,538
Arriyadh Development Co.	34,366	137,439
Banque Saudi Fransi	24,704	249,717
Leejam Sports Co. JSC	4,056	87,620
Mobile Telecommunications Co. Saudi Arabia (a)	171,988	538,308
National Commercial Bank	41,292	542,299
Riyad Bank	78,149	500,042
Sahara International Petrochemical Co.	71,349	341,761
Saudi Airlines Catering Co.	6,214	170,327
Saudi Basic Industries Corp.	19,938	499,158
Saudi British Bank (The)	53,708	497,114
Saudi Industrial Investment Group	24,425	156,355
Saudi Telecom Co.	50,047	1,358,434
Saudia Dairy & Foodstuff Co.	3,337	127,501
United International Transportation Co.	25,470	247,677
Yanbu National Petrochemical Co.	30,896	460,561

		8,247,963

Singapore—0.1%
BOC Aviation, Ltd. (144A)	46,500	472,388

South Africa—4.6%
Absa Group, Ltd.	9,060	96,751
AngloGold Ashanti, Ltd.	5,373	120,420
Astral Foods, Ltd.	21,114	327,485

South Africa—(Continued)
AVI, Ltd.	20,259	128,618
Barloworld, Ltd.	61,252	493,478
City Lodge Hotels, Ltd.	2,664	13,712
Coronation Fund Managers, Ltd.	100,826	287,457
FirstRand, Ltd.	340,080	1,529,468
Growthpoint Properties, Ltd.	442,257	699,870
Impala Platinum Holdings, Ltd. (a)	51,012	523,349
Imperial Logistics, Ltd.	11,920	49,754
Kumba Iron Ore, Ltd.	18,684	556,061
Liberty Holdings, Ltd.	74,994	593,068
Life Healthcare Group Holdings, Ltd.	370,115	649,392
Momentum Metropolitan Holdings	43,062	66,962
Motus Holdings, Ltd.	11,622	67,810
MTN Group, Ltd.	44,989	264,919
MultiChoice Group, Ltd. (a)	42,601	354,246
Naspers, Ltd. - N Shares	27,578	4,507,678
Netcare, Ltd.	137,684	191,753
Old Mutual, Ltd.	162,750	228,264
Pick n Pay Stores, Ltd.	7,065	32,200
Reunert, Ltd.	45,892	238,343
Sanlam, Ltd.	48,169	272,351
Sappi, Ltd.	14,872	46,425
Sasol, Ltd.	29,240	636,206
Shoprite Holdings, Ltd.	50,807	457,394
SPAR Group, Ltd. (The)	26,785	378,201
Standard Bank Group, Ltd.	88,984	1,070,915
Telkom S.A. SOC, Ltd.	130,259	323,667
Truworths International, Ltd.	84,139	295,791
Tsogo Sun Gaming, Ltd.	61,978	54,458
Vodacom Group, Ltd.	68,934	568,320
Wilson Bayly Holmes-Ovcon, Ltd.	1,261	12,408
Woolworths Holdings, Ltd.	256,489	890,452

		17,027,646

South Korea—11.7%
Celltrion, Inc. (a)	846	131,438
Cheil Worldwide, Inc. (a)	11,446	237,955
Chong Kun Dang Pharmaceutical Corp. (a)	3,302	276,488
CJ Corp. (a)	1,059	88,383
CJ ENM Co., Ltd. (a)	1,840	253,412
Daeduck Electronics Co.	3,256	29,367
Daelim Industrial Co., Ltd. (a)	3,624	282,675
Daesang Corp. (a)	3,607	72,266
Daewoong Co., Ltd. (a)	8,144	91,164
Daishin Securities Co., Ltd. (a)	14,211	146,776
Dong-A ST Co., Ltd. (a)	1,121	115,061
Doosan Bobcat, Inc. (a)	4,589	135,880
E-Mart, Inc. (a)	3,035	333,994
Grand Korea Leisure Co., Ltd.	3,700	62,057
Green Cross Corp. (a)	1,697	194,100
GS Home Shopping, Inc. (a)	1,535	196,938
GS Retail Co., Ltd. (a)	4,213	142,797
Handsome Co., Ltd. (a)	1,122	30,529
Huchems Fine Chemical Corp. (a)	13,995	255,943
Hyundai Engineering & Construction Co., Ltd. (a)	1,390	50,527
Hyundai Glovis Co., Ltd. (a)	6,333	781,416

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—(Continued)
Hyundai Home Shopping Network Corp. (a)	3,308	$229,996
Hyundai Mobis Co., Ltd.	6,251	1,382,311
Hyundai Motor Co.	11,569	1,202,952
Kangwon Land, Inc. (a)	14,367	367,186
KB Financial Group, Inc. (a)	43,237	1,785,309
KEPCO Plant Service & Engineering Co., Ltd. (a)	3,479	117,716
Kia Motors Corp. (a)	34,834	1,326,871
Korea Investment Holdings Co., Ltd. (a)	3,176	198,409
Korea Real Estate Investment & Trust Co., Ltd.	29,637	53,825
KT&G Corp. (a)	15,482	1,255,063
Kumho Petrochemical Co., Ltd. (a)	6,122	409,124
LG Chem, Ltd. (a)	2,209	604,217
LG Electronics, Inc. (a)	17,394	1,078,660
LG Household & Health Care, Ltd. (a)	141	153,600
LG Innotek Co., Ltd. (a)	5,058	610,376
MegaStudyEdu Co., Ltd. (a)	2,682	96,186
Meritz Securities Co., Ltd. (a)	45,164	147,811
NAVER Corp. (a)	3,635	585,574
NH Investment & Securities Co., Ltd. (a)	36,494	399,589
Partron Co., Ltd.	21,388	243,188
POSCO	6,745	1,374,237
S&T Motiv Co., Ltd.	2,248	82,682
Samjin Pharmaceutical Co., Ltd.	7,508	161,800
Samsung Card Co., Ltd. (a)	9,613	320,611
Samsung Electro-Mechanics Co., Ltd. (a)	9,802	1,055,259
Samsung Electronics Co., Ltd.	308,737	14,876,287
Samsung Securities Co., Ltd. (a)	9,340	311,150
SFA Engineering Corp. (a)	11,358	453,107
Shinhan Financial Group Co., Ltd. (a)	47,520	1,777,234
Shinsegae, Inc. (a)	411	102,527
SK Holdings Co., Ltd.	4,935	1,114,871
SK Hynix, Inc. (a)	36,391	2,957,548
SK Innovation Co., Ltd.	1,146	147,828
SK Telecom Co., Ltd.	4,117	846,873
SKC Co., Ltd. (a)	8,006	352,112
Soulbrain Co., Ltd. (a)	10,858	792,151
WiSoL Co., Ltd.	14,414	187,407
Woongjin Coway Co., Ltd.	2,880	231,391

		43,302,204

Taiwan—12.2%
Alchip Technologies, Ltd.	42,000	328,807
Ardentec Corp.	66,000	67,982
Asia Vital Components Co., Ltd.	237,000	330,001
AU Optronics Corp.	113,000	37,949
Bioteque Corp.	17,000	74,069
Catcher Technology Co., Ltd.	48,000	363,755
Cathay Financial Holding Co., Ltd.	1,060,251	1,506,230
Chailease Holding Co., Ltd.	101,970	470,182
Cheng Uei Precision Industry Co., Ltd.	88,000	134,537
China Motor Corp. (a)	33,600	43,802
Chinatrust Financial Holding Co., Ltd.	1,470,000	1,099,247
Chipbond Technology Corp.	187,000	419,453
ChipMOS Technologies, Inc.	391,000	445,935
Chong Hong Construction Co., Ltd.	57,000	154,688
Chunghwa Telecom Co., Ltd. (ADR)	5,800	214,020

Taiwan—(Continued)
Compeq Manufacturing Co., Ltd.	234,000	352,316
Darfon Electronics Corp.	87,000	128,028
Elan Microelectronics Corp.	28,000	85,236
Eva Airways Corp.	182,726	83,874
Far Eastern Department Stores, Ltd.	202,000	175,512
Far Eastern New Century Corp.	477,000	475,461
First Financial Holding Co., Ltd.	1,523,060	1,204,354
FLEXium Interconnect, Inc.	167,000	638,265
Formosa Chemicals & Fibre Corp.	61,000	178,229
Formosa Plastics Corp.	35,000	116,656
Formosa Taffeta Co., Ltd.	257,000	293,267
Fubon Financial Holding Co., Ltd.	796,000	1,233,210
Great Wall Enterprise Co., Ltd.	55,000	80,124
Hon Hai Precision Industry Co., Ltd.	511,000	1,548,607
King Yuan Electronics Co., Ltd.	116,000	145,411
King’s Town Bank Co., Ltd.	69,000	77,129
Largan Precision Co., Ltd.	2,000	334,179
Lite-On Technology Corp.	495,000	815,502
Lotes Co., Ltd.	26,000	279,865
MediaTek, Inc.	42,000	621,635
Mega Financial Holding Co., Ltd.	745,000	760,999
Nan Ya Plastics Corp.	31,000	75,351
Novatek Microelectronics Corp.	133,000	971,580
Pegatron Corp.	33,000	75,458
Phison Electronics Corp.	41,000	465,930
Pou Chen Corp.	663,000	867,209
Powertech Technology, Inc.	201,000	670,358
President Chain Store Corp.	48,000	487,301
Primax Electronics, Ltd.	193,000	408,450
Run Long Construction Co., Ltd.	46,000	96,402
Shinkong Synthetic Fibers Corp.	188,000	75,585
SinoPac Financial Holdings Co., Ltd.	2,215,000	960,793
Syncmold Enterprise Corp.	27,000	82,006
Taiwan Cement Corp.	698,556	1,019,346
Taiwan Hon Chuan Enterprise Co., Ltd.	38,000	78,609
Taiwan PCB Techvest Co., Ltd.	78,000	95,131
Taiwan Semiconductor Manufacturing Co., Ltd.	1,573,000	17,420,144
Taiwan Styrene Monomer	231,000	161,102
Teco Electric and Machinery Co., Ltd.	348,000	304,212
Tong Hsing Electronic Industries, Ltd.	16,000	83,586
Tong Yang Industry Co., Ltd.	44,000	68,527
Tripod Technology Corp.	171,000	717,276
TXC Corp.	109,000	172,003
Uni-President Enterprises Corp.	575,000	1,423,258
Unimicron Technology Corp.	30,000	42,152
United Integrated Services Co., Ltd.	123,000	804,371
Walsin Lihwa Corp.	86,000	44,193
Yuanta Financial Holding Co., Ltd.	1,781,000	1,200,458
Zhen Ding Technology Holding, Ltd.	160,000	765,122

		44,954,429

Thailand—2.4%
Advanced Info Service PCL (NVDR)	68,700	486,273
Advanced Info Service PCL	6,900	49,066
AP Thailand PCL	550,400	135,419
Bangkok Bank PCL	58,600	312,958

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Thailand—(Continued)
Chularat Hospital PCL (NVDR)	2,540,800	$217,388
CP ALL PCL	115,600	278,039
Electricity Generating PCL	82,800	904,694
GFPT PCL	147,600	60,609
Major Cineplex Group PCL	256,300	216,052
PTT Exploration & Production PCL (NVDR)	273,100	1,129,119
PTT Global Chemical PCL	344,100	650,972
PTT PCL	1,185,300	1,741,124
Quality Houses PCL	4,946,900	422,331
Siam Cement PCL (The)	42,800	560,117
Supalai PCL	87,800	52,258
Thai Oil PCL	79,500	183,823
Thai Union Group PCL	895,900	402,045
Thai Vegetable Oil PCL	199,800	183,205
Tisco Financial Group PCL	215,800	714,352

		8,699,844

Turkey—0.5%
Akbank T.A.S (a)	51,978	70,912
BIM Birlesik Magazalar A/S	31,236	245,149
Ford Otomotiv Sanayi A/S	62,976	750,611
KOC Holding A/S	100,607	343,849
TAV Havalimanlari Holding A/S	38,585	189,291
Tupras Turkiye Petrol Rafinerileri A/S	12,560	267,833
Turkcell Iletisim Hizmetleri A/S	66,277	153,802

		2,021,447

United Arab Emirates—0.8%
Abu Dhabi Commercial Bank PJSC	439,341	947,574
Air Arabia PJSC (a)	263,945	115,518
Aldar Properties PJSC	1,182,525	695,586
Dubai Islamic Bank PJSC	540,972	811,052
Emirates Telecommunications Group Co. PJSC	93,345	415,314
First Abu Dhabi Bank PJSC	14,799	60,999

		3,046,043

United States—0.2%
JBS S.A.	93,400	599,535

Total Common Stocks (Cost $320,230,723)		337,805,373

Mutual Fund—7.2%

Investment Company Security—7.2%
iShares MSCI India ETF (Cost $27,067,172)	765,000	26,889,750

Preferred Stocks—1.4%
Security Description	Shares	Value

Brazil—0.8%
Cia de Transmissao de Energia Eletrica Paulista	45,100	253,436
Itausa - Investimentos Itau S.A.	504,700	1,769,108
Telefonica Brasil S.A.	55,900	803,400

		2,825,944

Chile—0.1%
Embotelladora Andina S.A.	77,687	228,422

South Korea—0.5%
Samsung Electronics Co., Ltd.	52,745	2,057,810

Total Preferred Stocks (Cost $4,298,806)		5,112,176

Short-Term Investment—0.1%

Mutual Fund—0.1%
AIM STIT-STIC Prime Portfolio	186,586	186,586

Total Short-Term Investments (Cost $186,586)		186,586

Total Investments—100.0% (Cost $351,783,287)		369,993,885
Other assets and liabilities (net)—0.0%		104,363

Net Assets—100.0%		$370,098,248

(a)	Non-income producing security.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $3,286,470, which is 0.9% of net assets.

Ten Largest Industries as of December 31, 2019 (Unaudited)	% of Net Assets
Banks	16.1
Internet & Direct Marketing Retail	7.9
Investment Company Securities	7.3
Semiconductors & Semiconductor Equipment	6.7
Oil, Gas & Consumable Fuels	6.0
Interactive Media & Services	5.5
Technology Hardware, Storage & Peripherals	5.2
Insurance	3.9
Real Estate Management & Development	2.9
Wireless Telecommunication Services	2.9

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(NVDR)—	Non-Voting Depository Receipts

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$63,297	$—	$—	$63,297
Brazil	12,406,960	11,178,795	—	23,585,755
Chile	1,249,381	701,903	—	1,951,284
China	32,238,259	94,472,552	—	126,710,811
Colombia	547,900	732,311	—	1,280,211
Czech Republic	—	427,645	—	427,645
Egypt	—	62,631	—	62,631
Greece	—	1,484,921	—	1,484,921
Hong Kong	139,258	1,225,832	—	1,365,090
Hungary	—	1,339,656	—	1,339,656
India	3,941,942	—	—	3,941,942
Indonesia	906,300	5,877,599	—	6,783,899
Luxembourg	213,400	—	—	213,400
Malaysia	—	6,334,699	—	6,334,699
Mexico	8,845,437	—	—	8,845,437
Peru	1,411,393	—	—	1,411,393
Philippines	—	2,871,974	—	2,871,974
Poland	—	3,018,123	—	3,018,123
Qatar	—	2,760,331	—	2,760,331
Russia	754,145	14,227,230	—	14,981,375
Saudi Arabia	—	8,247,963	—	8,247,963
Singapore	—	472,388	—	472,388
South Africa	—	17,027,646	—	17,027,646
South Korea	—	43,302,204	—	43,302,204
Taiwan	214,020	44,740,409	—	44,954,429
Thailand	2,626,968	6,072,876	—	8,699,844
Turkey	—	2,021,447	—	2,021,447
United Arab Emirates	—	3,046,043	—	3,046,043
United States	—	599,535	—	599,535
Total Common Stocks	65,558,660	272,246,713	—	337,805,373
Total Mutual Fund*	26,889,750	—	—	26,889,750
Total Preferred Stocks*	—	5,112,176	—	5,112,176
Total Short-Term Investment*	186,586	—	—	186,586
Total Investments	$92,634,996	$277,358,889	$—	$369,993,885

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a)	$369,993,885
Cash denominated in foreign currencies (b)	127,246
Receivable for:
Dividends	576,599
Variation margin on futures contracts	35,953
Prepaid expenses	1,112

Total Assets	370,734,795
Liabilities
Payables for:
Fund shares redeemed	190,724
Accrued Expenses:
Management fees	164,717
Administration fees	6,827
Custodian fees	188,788
Distribution and service fees	184
Deferred trustees’ fees	17,816
Other expenses	67,491

Total Liabilities	636,547

Net Assets	$370,098,248

Net Assets Consist of:
Paid in surplus	$355,018,696
Distributable earnings (Accumulated losses)	15,079,552

Net Assets	$370,098,248

Net Assets
Class A	$369,095,727
Class B	1,002,521
Capital Shares Outstanding*
Class A	35,546,053
Class B	96,635
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.38
Class B	10.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $351,783,287.
(b)	Identified cost of cash denominated in foreign currencies was $126,327.

Statement of Operations

Period Ended December 31, 2019 (a)

Investment Income
Dividends (b)	$10,199,489

Total investment income	10,199,489
Expenses
Management fees	1,234,665
Administration fees	17,833
Custodian and accounting fees	201,500
Distribution and service fees—Class B	546
Audit and tax services	71,592
Legal	116,378
Trustees’ fees and expenses	37,175
Shareholder reporting	20,000
Insurance	1,186
Miscellaneous	18,363

Total expenses	1,719,238

Net Investment Income	8,480,251

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,955,075)
Futures contracts	(1,684,128)
Foreign currency transactions	24,688

Net realized loss	(11,614,515)

Net change in unrealized appreciation on:
Investments	18,210,598
Foreign currency transactions	3,189

Net change in unrealized appreciation	18,213,787

Net realized and unrealized gain	6,599,272

Net Increase in Net Assets From Operations	$15,079,523

(a)	Commencement of operations was April 29, 2019.
(b)	Net of foreign withholding taxes of $991,339.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

Period Ended December 31, 2019(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,480,251
Net realized loss	(11,614,515)
Net change in unrealized appreciation	18,213,787

Increase in net assets from operations	15,079,523

Increase in net assets from capital share transactions	355,018,725

Total increase in net assets	370,098,248

Net Assets
Beginning of period	—

End of period	$370,098,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2019(a)
	Shares	Value
Class A
Sales	36,263,398	$361,439,588
Redemptions	(717,345)	(7,344,825)

Net increase	35,546,053	$354,094,763

Class B
Sales	97,753	$934,424
Redemptions	(1,118)	(10,462)

Net increase	96,635	$923,962

Increase derived from capital shares transactions		$355,018,725

(a)	Commencement of operations was April 29, 2019.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended December 31, 2019(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.24	(c)
Net realized and unrealized gain	0.14

Total income (loss) from investment operations	0.38

Net Asset Value, End of Period	$10.38

Total Return (%) (d)	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	(f)(g)
Ratio of net investment income to average net assets (%)	3.69	(c)(f)
Portfolio turnover rate (%)	41	(e)
Net assets, end of period (in millions)	$369.1

	Class B
	Period Ended December 31, 2019(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14	(c)
Net realized and unrealized gain	0.23

Total income (loss) from investment operations	0.37

Net Asset Value, End of Period	$10.37

Total Return (%) (d)	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	(f)(g)
Ratio of net investment income to average net assets (%)	2.10	(c)(f)
Portfolio turnover rate (%)	41	(e)
Net assets, end of period (in millions)	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio(s) on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”) (commenced operations on April 29, 2019), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to non-deductible 12b-1 fees. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2019.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the period ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(1,684,128)

For the period ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,296,963

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$493,911,759	$0	$134,700,258

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the period ended December 31, 2019	% per annum	Average Daily Net Assets
$1,234,665	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the period ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$351,979,189

Gross unrealized appreciation	31,526,905
Gross unrealized depreciation	(13,512,209)

Net unrealized appreciation (depreciation)	$18,014,696

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$8,755,120	$—	$18,017,887	$(11,675,637)	$15,097,370

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $11,675,637.

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Emerging Markets Enhanced Index Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Emerging Markets Enhanced Index Portfolio of the Fund as of December 31, 2019, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 29, 2019 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-24

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-25

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

SSGA Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board reviewed the Portfolio’s since inception (beginning April 30, 2019) and recent performance. The Board noted that a Broadridge report and a JDL report were not available for the Portfolio in consideration of its short operational history.

The Board gave consideration to the level and method of computing the fees payable under the Agreements. In addition, the Independent Trustees recalled its prior examination of the fees paid by the Portfolio in light of fees paid to other investment managers by comparable funds.

BHFTI-26

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned 19.88%, 19.61%, and 19.57%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 26.60%. The Portfolio’s composite benchmark, the SSGA Growth & Income Composite Index2, returned 19.93%.

MARKET ENVIRONMENT / CONDITIONS

A year ago at this time, investors were questioning whether or not they were staring into the early days of an economic and financial market abyss. A host of inter-related factors relating to rising interest rates, economic growth concerns and systematic trading strategies delivered an atypical package of deeply negative fourth quarter returns to end 2018. Not surprisingly, that same gloomy outlook showed no signs of slowing into the new year as the International Monetary Fund (the “IMF”) downgraded global growth projections in January, citing the effects of tariff increases in the United States and China as well as specific weakness in Germany, Italy and Turkey. The IMF announcement was followed by similarly downbeat forecasts delivered across a swath of the world’s central banks, including the Bank of England, the Reserve Bank of Australia, the European Central Bank (the “ECB”) and the U.S. Federal Reserve (the “Fed”). Still, this dour sentiment associated with near-term growth projections represented only one side of a very important two-sided coin. The related effect of lowered growth expectations was a global about-face on the part of central banks and a reason to shift away from their tilt toward tighter monetary policy. In addition, the ebb and flow of trade negotiations between the U.S. and China allowed for pockets of optimism, while a solid majority of U.S. companies outpaced first quarter earnings expectations. By June, both the ECB and the Fed indicated further policy tools and interest rate cuts would be used to support economic growth. This supportive shift in policy, together with skeptical sentiment, less-than-aggressive positioning, and sufficiently mixed economic data, allowed many equity markets to print double-digit advances during the first half of 2019, all while yields across a number of global bond markets plummeted to fresh all-time lows.

Markets entered the third quarter with a sense of cautious optimism following the G20 summit in Japan, where the U.S. and China reached a truce on the ongoing trade conflict and also agreed to restart trade negotiations. The favorable sentiment would prevail for much of July, as the S&P 500 Index eclipsed 3,000 for the first time ever. However, as the calendar shifted into August and September the mood in markets became more circumspect. In late July the Fed reduced its target for the federal funds rate for the first time since 2008; the Fed would go on to cut again in September. Both moves were expected, but the commentary accompanying the July cut, in particular, disappointed market expectations. President Trump’s announcement on August 2nd that the U.S. would impose 10% tariffs on another $300 billion worth of Chinese goods did little to assuage mounting fears surrounding prospects for global growth. However, the most vicious price action came later, when China devalued the yuan in response to the tariff escalation and USD/CNY breached the psychologically important level of 7.0. The elevated volatility led to some important milestones in bond markets as well. The U.S. yield curve, measured using yields on the 10-year and 2-year notes, inverted for the first time since the Global Financial Crisis (the “GFC”), and the 30-year Treasury bond yield sunk to an all-time low (below 2%) in late August and early September. And while equity prices and bond yields both moved higher in the first half of September as trade relations appeared to be improving between the U.S. and China, volatility perked up in commodity and money markets amidst sharp dislocations in oil prices and repo borrowing rates. A drone strike on Saudi Arabian oil facilities led to the largest single-day rise in the price of crude oil since 2008. And the following day, the New York Fed had to intervene in money markets for the first time since the GFC in order to tamp down borrowing rates for overnight funds. The mounting wall of worry left markets anxious for a fresh spate of good news entering the fourth quarter. Fittingly, signs of progress appeared to take shape on several of the most prominent geopolitical issues overhanging the market. Reports that China would be willing to accept a limited trade deal so long as no further tariffs were introduced, as well as speculation surrounding Chinese purchases of U.S. agricultural products, lifted spirits in early October. Around the same time, European assets and currencies received a jolt as U.K. Prime Minister Boris Johnson and Irish Premier Leo Varadkar issued a constructive joint statement on progress towards a Brexit deal (the withdrawal of the U.K. from the European Union). By the middle of December, the U.S. and China had announced a Phase One deal that included Chinese agricultural purchases, tightened protection for U.S. intellectual property and bans on the forced transfer of technology from U.S. companies. The United States agreed not to proceed with an escalation of tariffs and was set to cut tariffs on $120 billion of Chinese imports. Not to be outdone, Boris Johnson presided over a decisive Conservative victory in the U.K. election, which helped lift U.K. equities into the end of the year. While equity markets finished 2019 on firm footing, bond markets found the year’s final months to be more challenging. The virtuous circle surrounding policy progress and expectations for better economic conditions also served to de-price expectations for further policy rate cuts, which led to higher interest rates and steeper yield curves. Government bonds with longer maturities registered notable losses in the fourth quarter amidst the moves in interest rates and hints of inflation risk. For the year overall, the FTSE World Government Bond Index still managed a productive 5.7% return and MSCI All Country World Index was up 26.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 19.88% in 2019, underperforming its composite benchmark. The negative relative return was driven primarily by an overweight to cash and Real Estate Investment Trusts, though lagging returns of the underlying ETFs held in the Portfolio relative to their respective benchmarks had a modest negative impact as well.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

While cash was used partially to offset the potential risks of a rise in interest rates within the fixed income positions in the Portfolio, the overweight to cash proved to be the biggest detractor to custom benchmark relative returns for the period. Relative returns were also dragged down by an overweight to high yield bonds, which delivered double digit returns but still trailed the composite benchmark overall. Lastly, in equities, timing emerging market positions proved challenging, particularly as the asset class lagged the custom benchmark for the period.

At the aggregate level across assets classes, an overweight to equities and underweight to fixed income helped drive overall returns versus the benchmark. The bulk of the outperformance within fixed income was generated from a broad underweight to U.S. investment grade bonds. In equities, the positive contribution was generally spread evenly across regions and cap size, where a consistent overweight to U.S. large cap stocks and underweight to small cap stocks proved valuable. The Portfolio also benefited from timely positioning across sectors, including Technology, Energy and Consumer Discretionary.

At a broad asset class level, the Portfolio favored equites over fixed income and cash as of December 31, 2019. Within equites the Portfolio had overweights to US Large cap stocks and REITs while maintaining a modest underweight to smaller cap stocks and non-us equities. Health Care, Technology and Financials were the top sector holdings. The overweight to equities was funded by an underweight position to US aggregate bonds, though the Portfolio did have increased exposure to non-investment grade fixed income assets.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	19.88	6.34	7.74
Class B	19.61	6.08	7.47
Class E	19.57	6.16	7.57
MSCI ACWI (All Country World Index)	26.60	8.41	8.79
SSGA Growth and Income Composite Index	19.93	6.99	8.19

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	28.3
Vanguard Total Bond Market ETF	15.8
SPDR Bloomberg Barclays High Yield Bond ETF	13.0
iShares MSCI EAFE ETF	8.2
iShares Core MSCI Emerging Markets ETF	5.1
iShares TIPS Bond ETF	5.0
Vanguard REIT ETF	5.0
Vanguard FTSE Europe ETF	3.1
Technology Select Sector SPDR Fund	2.1
Financial Select Sector SPDR Fund	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	34.4
Investment Grade Fixed Income	20.8
International Developed Market Equities	14.1
High Yield Fixed Income	13.0
Real Estate Equities	6.9
Emerging Market Equities	5.1
U.S. Small Cap Equities	2.0
U.S. Mid Cap Equities	2.0
Money Market	1.6

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.32%	$1,000.00	$1,066.90	$1.67
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$1,065.60	$2.97
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E (a)	Actual	0.47%	$1,000.00	$1,065.40	$2.45
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—98.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—98.3%
Financial Select Sector SPDR Fund (a) (b)	1,501,512	$46,216,539
Health Care Select Sector SPDR Fund (a) (b)	449,149	45,750,317
iShares Core MSCI Emerging Markets ETF (a)	2,168,146	116,559,529
iShares Core S&P Mid-Cap ETF (a)	224,113	46,126,938
iShares Core S&P Small-Cap ETF (a)	551,106	46,210,238
iShares MSCI Canada ETF (a)	610,731	18,254,750
iShares MSCI EAFE ETF (a)	2,683,130	186,316,547
iShares TIPS Bond ETF	966,036	112,610,817
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	2,685,772	294,199,465
SPDR Dow Jones International Real Estate ETF (a) (b)	1,096,630	42,538,278
SPDR S&P 500 ETF Trust (b)	1,995,513	642,275,814
SPDR S&P International Small Cap ETF (b)	1,428,667	45,517,331
Technology Select Sector SPDR Fund (a) (b)	517,918	47,477,543
Vanguard FTSE Europe ETF (a)	1,192,412	69,875,343
Vanguard REIT ETF (a)	1,212,323	112,491,451
Vanguard Total Bond Market ETF	4,262,082	357,418,196

Total Mutual Funds (Cost $1,966,189,771)		2,229,839,096

Short-Term Investment—1.6%

Mutual Fund—1.6%
AIM STIT-STIC Prime Portfolio	37,611,305	37,611,305

Total Short-Term Investments (Cost $37,611,305)		37,611,305

Securities Lending Reinvestments (c)—27.9%

Certificates of Deposit—9.1%
Agricultural Bank of China 2.250%, 02/10/20	3,000,000	2,999,979
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	14,000,000	13,997,942
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (d)	5,000,000	4,999,775
1.790%, SOFR + 0.250%, 07/10/20 (d)	2,000,000	2,001,852
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	11,000,000	10,999,967
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	5,000,000	4,999,985
2.000%, 03/18/20	3,000,000	3,000,249
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	9,000,000	8,999,217
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	5,000,000	5,002,660
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	4,995,929	5,001,050
Chiba Bank, Ltd.
2.000%, 01/14/20	2,000,000	2,000,020
2.000%, 01/15/20	5,000,000	5,000,055
2.080%, 02/13/20	3,000,000	3,000,072
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.300%, 01/23/20	5,000,000	5,000,905

Certificates of Deposit—(Continued)
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	2,000,000	1,999,994
Credit Industriel et Commercial
1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	5,000,000	4,999,970
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (d)	3,000,000	2,999,991
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (d)	7,000,000	7,003,563
2.007%, 3M LIBOR + 0.120%, 03/06/20 (d)	8,001,695	8,000,104
DNB Bank ASA 2.020%, 03/10/20	3,000,000	3,000,276
DZ Bank AG
Zero Coupon, 03/10/20	3,958,375	3,984,800
Zero Coupon, 03/17/20	7,914,771	7,966,560
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	5,000,000	5,000,225
KBC Bank NV 2.080%, 03/12/20	4,000,000	4,000,920
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (d)	10,000,000	10,000,210
Mizuho Bank, Ltd. Zero Coupon, 01/10/20	1,989,501	1,999,060
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	6,000,000	5,999,904
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	7,000,000	6,999,650
Nationwide Building Society Zero Coupon, 01/08/20	4,993,587	4,997,900
Norinchukin Bank, New York Zero Coupon, 01/14/20	1,989,073	1,998,660
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	2,000,000	2,000,100
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (d)	5,000,000	4,997,375
1.830%, SOFR + 0.290%, 07/16/20 (d)	4,000,000	3,998,900
Societe Generale 1.900%, FEDEFF PRV + 0.350%, 06/19/20 (d)	3,500,000	3,498,674
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	9,000,000	8,999,973
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	3,000,000	3,000,024
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,000,000	2,000,132
Svenska Handelsbanken AB 2.016%, 3M LIBOR + 0.110%, 12/03/20 (d)	8,000,000	7,996,960
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	4,000,000	4,000,210
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	4,000,000	4,000,000

		206,445,411

Commercial Paper—1.4%
Bank of China, Ltd. 2.270%, 02/18/20	9,943,250	9,968,510

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
China Construction Bank Corp. 2.300%, 01/17/20	5,964,733	$5,994,240
Landesbank Baden-Württemberg 2.020%, 01/02/20	4,994,108	4,999,535
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	7,000,000	7,000,644
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	3,000,000	2,999,961

		30,962,890

Repurchase Agreements—12.7%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $17,086,454; collateralized by various Common Stock with an aggregate market value of $18,700,000.	17,000,000	17,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $22,623,625; collateralized by various Common Stock with an aggregate market value of $24,752,961.	22,500,000	22,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $5,009,188; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $5,101,593.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $7,400,699; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $7,548,003.	7,400,000	7,400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $5,800,886; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $5,916,047.	5,800,000	5,800,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,200,489; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $3,264,003.	3,200,000	3,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $10,001,528; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $10,200,034.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $13,297,103; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $13,561,892.	13,295,973	13,295,973
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $4,042,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $4,242,494.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $10,000,944; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $11,102,225.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $5,000,475; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $5,444,446.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $20,006,767; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $21,703,166.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $46,315,665; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $50,242,830.	46,300,000	46,300,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $9,824,104; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $10,848,458.	9,823,181	9,823,181
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $32,010,702; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $35,339,939.	32,000,000	32,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $61,020,401; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $67,366,759.	61,000,000	61,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $15,005,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $16,565,597.	15,000,000	$15,000,000

		287,319,154

Time Deposits—1.1%
Royal Bank of Canada 2.500%, 01/02/20	10,000,000	10,000,000
Shinkin Central Bank 2.260%, 01/08/20	5,000,000	5,000,000
United of Omaha Life Insurance Co. 2.034%, 3M LIBOR + 0.140%, 01/30/20 (d)	10,000,000	10,000,000

		25,000,000

Mutual Funds—3.6%
Fidelity Government Portfolio, Institutional Class 1.593% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	30,000,000	30,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	30,000,000	30,000,000
RBC U.S. Government Money Market Fund, Institutional Class 1.656% (e)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 1.659% (e)	10,000,000	10,000,000

		82,000,000

Total Securities Lending Reinvestments (Cost $631,723,791)		631,727,455

Total Investments—127.8% (Cost $2,635,524,867)		2,899,177,856
Other assets and liabilities (net)—(27.8)%		(629,982,292)

Net Assets—100.0%		$2,269,195,564

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $619,866,915 and the collateral received consisted of cash in the amount of $631,553,459. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,229,839,096	$—	$—	$2,229,839,096
Total Short-Term Investment*	37,611,305	—	—	37,611,305
Securities Lending Reinvestments
Certificates of Deposit	—	206,445,411	—	206,445,411
Commercial Paper	—	30,962,890	—	30,962,890
Repurchase Agreements	—	287,319,154	—	287,319,154
Time Deposits	—	25,000,000	—	25,000,000
Mutual Funds	82,000,000	—	—	82,000,000
Total Securities Lending Reinvestments	82,000,000	549,727,455	—	631,727,455
Total Investments	$2,349,450,401	$549,727,455	$—	$2,899,177,856

Collateral for Securities Loaned (Liability)	$—	$(631,553,459)	$—	$(631,553,459)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,735,202,569
Affiliated investments at value (c) (d)	1,163,975,287
Receivable for:
Fund shares sold	23,237
Dividends on affiliated investments	3,316,663
Prepaid expenses	6,570

Total Assets	2,902,524,326
Liabilities
Collateral for securities loaned	631,553,459
Payables for:
Fund shares redeemed	458,342
Accrued Expenses:
Management fees	586,642
Distribution and service fees	471,631
Administration fees	9,375
Custodian and accounting fees	24,938
Deferred trustees’ fees	153,931
Other expenses	70,444

Total Liabilities	633,328,762

Net Assets	$2,269,195,564

Net Assets Consist of:
Paid in surplus	$1,887,323,939
Distributable earnings (Accumulated losses)	381,871,625

Net Assets	$2,269,195,564

Net Assets
Class A	$27,927,193
Class B	2,232,313,015
Class E	8,955,356
Capital Shares Outstanding*
Class A	2,305,000
Class B	185,782,828
Class E	742,932
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.12
Class B	12.02
Class E	12.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,674,738,810.
(b)	Includes securities loaned at value of $380,804,590.
(c)	Identified cost of affiliated investments was $960,786,057.
(d)	Includes securities loaned at value of $239,062,325.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying ETFs	$31,109,053
Dividends from affiliated investments	35,323,940
Securities lending income	3,080,655

Total investment income	69,513,648
Expenses
Management fees	6,887,789
Administration fees	37,550
Custodian and accounting fees	36,672
Distribution and service fees—Class B	5,524,172
Distribution and service fees—Class E	13,086
Audit and tax services	42,513
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	57,279
Insurance	15,796
Miscellaneous	21,954

Total expenses	12,740,133

Net Investment Income	56,773,515

Net Realized and Unrealized Gain
Net realized gain on :
Investments	16,897,944
Affiliated investments	54,408,686

Net realized gain	71,306,630

Net change in unrealized appreciation on:
Investments	104,698,499
Affiliated investments	166,220,151

Net change in unrealized appreciation	270,918,650

Net realized and unrealized gain	342,225,280

Net Increase in Net Assets From Operations	$398,998,795

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,773,515	$52,519,634
Net realized gain	71,306,630	109,295,478
Net change in unrealized appreciation (depreciation)	270,918,650	(311,595,758)

Increase (decrease) in net assets from operations	398,998,795	(149,780,646)

From Distributions to Shareholders
Class A	(2,060,038)	(2,082,380)
Class B	(160,986,834)	(163,921,123)
Class E	(622,650)	(642,055)

Total distributions	(163,669,522)	(166,645,558)

Decrease in net assets from capital share transactions	(119,469,246)	(172,450,782)

Total increase (decrease) in net assets	115,860,027	(488,876,986)

Net Assets
Beginning of period	2,153,335,537	2,642,212,523

End of period	$2,269,195,564	$2,153,335,537

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	110,814	$1,300,195	149,345	$1,802,648
Reinvestments	184,096	2,060,038	176,174	2,082,380
Redemptions	(432,899)	(5,035,491)	(365,668)	(4,402,478)

Net decrease	(137,989)	$(1,675,258)	(40,149)	$(517,450)

Class B
Sales	1,888,743	$21,871,112	2,205,280	$26,438,222
Reinvestments	14,490,265	160,986,834	13,950,734	163,921,123
Redemptions	(25,935,352)	(300,176,422)	(30,239,853)	(362,302,115)

Net decrease	(9,556,344)	$(117,318,476)	(14,083,839)	$(171,942,770)

Class E
Sales	41,906	$483,192	63,980	$772,297
Reinvestments	55,893	622,650	54,504	642,055
Redemptions	(135,554)	(1,581,354)	(117,411)	(1,404,914)

Net increase (decrease)	(37,755)	$(475,512)	1,073	$9,438

Decrease derived from capital shares transactions		$(119,469,246)		$(172,450,782)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.93	$12.52	$11.10	$11.41	$12.62

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.29	0.29	0.31	0.28
Net realized and unrealized gain (loss)	1.78	(1.01)	1.49	0.34	(0.46)

Total income (loss) from investment operations	2.10	(0.72)	1.78	0.65	(0.18)

Less Distributions
Distributions from net investment income	(0.31)	(0.32)	(0.32)	(0.30)	(0.32)
Distributions from net realized capital gains	(0.60)	(0.55)	(0.04)	(0.66)	(0.71)

Total distributions	(0.91)	(0.87)	(0.36)	(0.96)	(1.03)

Net Asset Value, End of Period	$12.12	$10.93	$12.52	$11.10	$11.41

Total Return (%) (b)	19.88	(6.29)	16.21	6.03	(1.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.31
Ratio of net investment income to average net assets (%) (d)	2.77	2.39	2.43	2.75	2.30
Portfolio turnover rate (%)	57	34	39	60	43
Net assets, end of period (in millions)	$27.9	$26.7	$31.1	$28.7	$27.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.84	$12.42	$11.02	$11.33	$12.53

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.25	0.25	0.27	0.25
Net realized and unrealized gain (loss)	1.77	(0.99)	1.48	0.35	(0.45)

Total income (loss) from investment operations	2.06	(0.74)	1.73	0.62	(0.20)

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.29)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.60)	(0.55)	(0.04)	(0.66)	(0.71)

Total distributions	(0.88)	(0.84)	(0.33)	(0.93)	(1.00)

Net Asset Value, End of Period	$12.02	$10.84	$12.42	$11.02	$11.33

Total Return (%) (b)	19.61	(6.52)	15.86	5.78	(1.96)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.56
Ratio of net investment income to average net assets (%) (d)	2.52	2.13	2.17	2.46	2.04
Portfolio turnover rate (%)	57	34	39	60	43
Net assets, end of period (in millions)	$2,232.3	$2,118.1	$2,601.4	$2,531.1	$2,623.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.88	$12.46	$11.05	$11.36	$12.57

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.27	0.26	0.28	0.26
Net realized and unrealized gain (loss)	1.76	(1.00)	1.49	0.35	(0.46)

Total income (loss) from investment operations	2.06	(0.73)	1.75	0.63	(0.20)

Less Distributions
Distributions from net investment income	(0.29)	(0.30)	(0.30)	(0.28)	(0.30)
Distributions from net realized capital gains	(0.60)	(0.55)	(0.04)	(0.66)	(0.71)

Total distributions	(0.89)	(0.85)	(0.34)	(0.94)	(1.01)

Net Asset Value, End of Period	$12.05	$10.88	$12.46	$11.05	$11.36

Total Return (%) (b)	19.57	(6.39)	16.02	5.87	(1.93)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.47	0.46
Ratio of net investment income to average net assets (%) (d)	2.62	2.25	2.25	2.54	2.11
Portfolio turnover rate (%)	57	34	39	60	43
Net assets, end of period (in millions)	$9.0	$8.5	$9.7	$9.6	$10.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $287,319,154. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,229,642,836	$0	$1,367,022,888

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$6,887,789	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
Communication Service Select Sector SPDR Fund	$—	$91,135,474	$(91,913,325)	$777,851	$—	$—
Consumer Discretionary Select Sector SPDR Fund	42,639,251	—	(47,365,265)	(1,570,203)	6,296,217	—
Consumer Staples Select Sector SPDR Fund	—	45,159,796	(45,609,235)	449,439	—	—
Energy Select Sector SPDR Fund	40,492,312	—	(43,924,857)	(4,229,152)	7,661,697	—
Financial Select Sector SPDR Fund	—	44,824,938	—	—	1,391,601	46,216,539

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
Health Care Select Sector SPDR Fund	$—	$90,701,035	$(47,966,668)	$170,277	$2,845,673	$45,750,317
Industrial Select Sector SPDR Fund	—	45,036,879	(47,388,198)	2,351,319	—	—
Real Estate Select Sector SPDR Fund	—	89,949,488	(93,677,698)	3,728,210	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	238,873,337	117,577,275	(83,066,483)	(8,170,475)	28,985,811	294,199,465
SPDR Dow Jones International Real Estate ETF	22,059,369	41,849,370	(25,172,667)	(87,303)	3,889,509	42,538,278
SPDR S&P 500 ETF Trust	589,788,457	27,906,955	(130,340,315)	43,067,640	111,853,077	642,275,814
SPDR S&P International Small Cap ETF	42,191,866	804,805	(3,394,643)	183,560	5,731,743	45,517,331
Technology Select Sector SPDR Fund	42,081,817	90,003,798	(99,910,418)	17,737,523	(2,435,177)	47,477,543

	$1,018,126,409	$684,949,813	$(759,729,772)	$54,408,686	$166,220,151	$1,163,975,287

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Communication Service Select Sector SPDR Fund	$—	$186,166	—
Consumer Discretionary Select Sector SPDR Fund	—	—	—
Consumer Staples Select Sector SPDR Fund	—	344,122	—
Energy Select Sector SPDR Fund	—	—	—
Financial Select Sector SPDR Fund	—	234,674	1,501,512
Health Care Select Sector SPDR Fund	—	855,641	449,149
Industrial Select Sector SPDR Fund	—	458,758	—
Real Estate Select Sector SPDR Fund	—	302,391	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	15,865,990	2,685,772
SPDR Dow Jones International Real Estate ETF	—	3,860,630	1,096,630
SPDR S&P 500 ETF Trust	—	11,337,156	1,995,513
SPDR S&P International Small Cap ETF	—	1,581,984	1,428,667
Technology Select Sector SPDR Fund	—	296,428	517,918

	$—	$35,323,940

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,645,823,315

Gross unrealized appreciation	253,551,139
Gross unrealized depreciation	(196,599)

Net unrealized appreciation (depreciation)	$253,354,540

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$59,416,555	$78,281,222	$104,252,967	$88,364,336	$163,669,522	$166,645,558

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$56,478,199	$72,192,816	$253,354,540	$—	$382,025,555

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and transfer agents; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth & Income Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Sub-advised Expense Universe median, and were equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 22.60%, 22.44%, and 22.53%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 26.60%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 22.84%.

MARKET ENVIRONMENT / CONDITIONS

A year ago at this time, investors were questioning whether or not they were staring into the early days of an economic and financial market abyss. A host of inter-related factors relating to rising interest rates, economic growth concerns and systematic trading strategies delivered an atypical package of deeply negative fourth quarter returns to end 2018. Not surprisingly, that same gloomy outlook showed no signs of slowing into the new year as the International Monetary Fund (the “IMF”) downgraded global growth projections in January, citing the effects of tariff increases in the United States and China as well as specific weakness in Germany, Italy and Turkey. The IMF announcement was followed by similarly downbeat forecasts delivered across a swath of the world’s central banks, including the Bank of England, the Reserve Bank of Australia, the European Central Bank (the “ECB”) and the U.S. Federal Reserve (the “Fed”). Still, this dour sentiment associated with near-term growth projections represented only one side of a very important two-sided coin. The related effect of lowered growth expectations was a global about-face on the part of central banks and a reason to shift away from their tilt toward tighter monetary policy. In addition, the ebb and flow of trade negotiations between the U.S. and China allowed for pockets of optimism, while a solid majority of U.S. companies outpaced first quarter earnings expectations. By June, both the ECB and the Fed indicated further policy tools and interest rate cuts would be used to support economic growth. This supportive shift in policy, together with skeptical sentiment, less-than-aggressive positioning, and sufficiently mixed economic data, allowed many equity markets to print double-digit advances during the first half of 2019, all while yields across a number of global bond markets plummeted to fresh all-time lows.

Markets entered the third quarter with a sense of cautious optimism following the G20 summit in Japan, where the U.S. and China reached a truce on the ongoing trade conflict and also agreed to restart trade negotiations. The favorable sentiment would prevail for much of July, as the S&P 500 Index eclipsed 3,000 for the first time ever. However, as the calendar shifted into August and September the mood in markets became more circumspect. In late July the Fed reduced its target for the federal funds rate for the first time since 2008; the Fed would go on to cut again in September. Both moves were expected, but the commentary accompanying the July cut, in particular, disappointed market expectations. President Trump’s announcement on August 2nd that the U.S. would impose 10% tariffs on another $300 billion worth of Chinese goods did little to assuage mounting fears surrounding prospects for global growth. However, the most vicious price action came later, when China devalued the yuan in response to the tariff escalation and USD/CNY breached the psychologically important level of 7.0. The elevated volatility led to some important milestones in bond markets as well. The U.S. yield curve, measured using yields on the 10-year and 2-year notes, inverted for the first time since the Global Financial Crisis (the “GFC”), and the 30-year Treasury bond yield sunk to an all-time low (below 2%) in late August and early September. And while equity prices and bond yields both moved higher in the first half of September as trade relations appeared to be improving between the U.S. and China, volatility perked up in commodity and money markets amidst sharp dislocations in oil prices and repo borrowing rates. A drone strike on Saudi Arabian oil facilities led to the largest single-day rise in the price of crude oil since 2008. And the following day, the New York Fed had to intervene in money markets for the first time since the GFC in order to tamp down borrowing rates for overnight funds. The mounting wall of worry left markets anxious for a fresh spate of good news entering the fourth quarter. Fittingly, signs of progress appeared to take shape on several of the most prominent geopolitical issues overhanging the market. Reports that China would be willing to accept a limited trade deal so long as no further tariffs were introduced, as well as speculation surrounding Chinese purchases of U.S. agricultural products, lifted spirits in early October. Around the same time, European assets and currencies received a jolt as U.K. Prime Minister Boris Johnson and Irish Premier Leo Varadkar issued a constructive joint statement on progress towards a Brexit deal (the withdrawal of the U.K. from the European Union). By the middle of December, the U.S. and China had announced a Phase One deal that included Chinese agricultural purchases, tightened protection for U.S. intellectual property and bans on the forced transfer of technology from U.S. companies. The United States agreed not to proceed with an escalation of tariffs and was set to cut tariffs on $120 billion of Chinese imports. Not to be outdone, Boris Johnson presided over a decisive Conservative victory in the U.K. election, which helped lift U.K. equities into the end of the year. While equity markets finished 2019 on firm footing, bond markets found the year’s final months to be more challenging. The virtuous circle surrounding policy progress and expectations for better economic conditions also served to de-price expectations for further policy rate cuts, which led to higher interest rates and steeper yield curves. Government bonds with longer maturities registered notable losses in the fourth quarter amidst the moves in interest rates and hints of inflation risk. For the year overall, the FTSE World Government Bond Index still managed a productive 5.7% return and MSCI All Country World Index was up 26.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of 22.60% in 2019, underperforming its composite benchmark. The negative relative return was driven primarily by an overweight to cash and Real Estate Investment Trusts, though lagging returns of the underlying ETFs held in the Portfolio relative to their respective benchmarks had a modest negative impact as well.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

While cash was used partially to offset the potential risks of a rise in interest rates within the fixed income positions in the Portfolio, the overweight to cash proved to be the biggest detractor to composite benchmark relative returns for the period. Relative returns were also dragged down by an overweight to high yield bonds, which delivered double digit returns but still trailed the composite benchmark overall. Lastly, in equities, timing emerging market positions proved challenging, particularly as the asset class lagged the composite benchmark for the period.

At the aggregate level across assets classes, an overweight to equities and underweight to fixed income helped drive overall returns versus the composite benchmark. The bulk of the outperformance within fixed income was generated from a broad underweight to U.S. investment grade bonds. In equities, the positive contribution was generally spread evenly across regions and cap size, where a consistent overweight to U.S. large cap stocks and underweight to small cap stocks proved valuable. The Portfolio also benefited from timely positioning across sectors, including Technology, Energy and Consumer Discretionary.

At a broad asset class level, the Portfolio favored equites over fixed income and cash as of December 31, 2019. Within equites the Portfolio had overweights to US Large cap stocks and REITs while maintaining a modest underweight to smaller cap stocks and non-us equities. Health Care, Technology and Financials were the top sector holdings. The overweight to equities was funded by an underweight position to US aggregate bonds, though the Portfolio did have increased exposure to non-investment grade fixed income assets.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	22.60	7.15	8.62
Class B	22.44	6.89	8.36
Class E	22.53	6.99	8.46
MSCI ACWI (All Country World Index)	26.60	8.41	8.79
SSGA Growth Composite Index	22.84	7.84	9.07

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	33.1
iShares MSCI EAFE ETF	14.0
SPDR Bloomberg Barclays High Yield Bond ETF	7.9
iShares Core MSCI Emerging Markets ETF	7.1
iShares Core S&P Mid-Cap ETF	5.0
Vanguard REIT ETF	4.9
iShares Core S&P Small-Cap ETF	4.0
Vanguard FTSE Europe ETF	3.0
SPDR S&P International Small Cap ETF	3.0
iShares TIPS Bond ETF	3.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.2
International Developed Market Equities	21.9
High Yield Fixed Income	7.9
Emerging Market Equities	7.1
Real Estate Equities	6.7
Investment Grade Fixed Income	5.9
U.S. Mid Cap Equities	5.0
U.S. Small Cap Equities	4.0
Money Market	2.1

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.35%	$1,000.00	$1,076.00	$1.83
	Hypothetical*	0.35%	$1,000.00	$1,023.44	$1.79

Class B (a)	Actual	0.60%	$1,000.00	$1,075.60	$3.14
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class E (a)	Actual	0.50%	$1,000.00	$1,075.40	$2.62
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2019

Mutual Funds—97.8% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—97.8%
Financial Select Sector SPDR Fund (a) (b)	572,677	$17,626,998
Health Care Select Sector SPDR Fund (a) (b)	171,244	17,442,914
iShares Core MSCI Emerging Markets ETF (a)	1,159,017	62,308,754
iShares Core S&P Mid-Cap ETF (a)	213,804	44,005,139
iShares Core S&P Small-Cap ETF (a)	414,520	34,757,502
iShares MSCI Canada ETF (a)	541,772	16,193,565
iShares MSCI EAFE ETF (a)	1,765,986	122,630,068
iShares TIPS Bond ETF (a)	221,095	25,773,044
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	630,902	69,109,005
SPDR Dow Jones International Real Estate ETF (a) (b)	418,877	16,248,239
SPDR S&P 500 ETF Trust (a) (b)	897,777	288,958,505
SPDR S&P International Small Cap ETF (b)	817,682	26,051,348
Technology Select Sector SPDR Fund (b)	197,834	18,135,443
Vanguard FTSE Europe ETF (a)	454,421	26,629,071
Vanguard REIT ETF (a)	458,804	42,572,423
Vanguard Total Bond Market ETF	306,494	25,702,587

Total Mutual Funds (Cost $720,646,454)		854,144,605

Short-Term Investment—2.1%

Mutual Fund—2.1%
AIM STIT-STIC Prime Portfolio	18,367,163	18,367,163

Total Short-Term Investments (Cost $18,367,163)		18,367,163

Securities Lending Reinvestments (c)—29.4%

Certificates of Deposit—6.9%
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	6,000,000	5,999,118
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (d)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (d)	1,000,000	1,000,926
1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	5,000,000	4,999,985
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	3,000,000	2,999,739
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (d)	2,000,000	2,001,064
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	1,998,371	2,000,420
China Construction Bank Corp. 2.300%, 01/21/20	2,000,000	2,000,328
Credit Industriel et Commercial 1.857%, 1M LIBOR + 0.160%, 01/03/20 (d)	4,000,000	3,999,976
Credit Suisse AG 2.007%, 3M LIBOR + 0.120%, 03/06/20 (d)	3,000,636	3,000,039
Industrial & Commercial Bank of China Corp. 2.310%, 03/16/20	5,000,000	5,000,835
KBC Bank NV Zero Coupon, 02/28/20	1,986,911	1,994,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220

Certificates of Deposit—(Continued)
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	2,000,000	1,999,900
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (d)	5,000,000	4,997,375
1.830%, SOFR + 0.290%, 07/16/20 (d)	2,000,000	1,999,450
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	5,000,000	4,999,985
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	2,000,000	2,000,132
Toronto-Dominion Bank 1.874%, 1M LIBOR + 0.180%, 06/03/20 (d)	2,000,000	2,000,105
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (d)	3,000,000	3,000,000

		59,990,967

Commercial Paper—1.1%
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Landesbank Baden-Württemberg 2.020%, 01/02/20	3,995,287	3,999,628
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (d)	2,000,000	2,000,184
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	2,000,000	1,999,974

		9,997,866

Repurchase Agreements—15.9%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,517,799; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $1,005,494; collateralized by various Common Stock with an aggregate market value of $1,100,132.	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $5,009,188; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $4,007,350; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $4,081,275.	4,000,000	4,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,300,312; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $3,366,001.	3,300,000	3,300,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,900,443; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,958,023.	2,900,000	$2,900,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $10,001,528; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $10,200,011.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $8,901,360; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $9,078,030.	8,900,000	8,900,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $4,425,446; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $4,513,571.	4,425,070	4,425,070
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $2,021,016; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $2,121,247.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $5,000,475; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $5,444,446.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $9,403,180; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $10,200,488.	9,400,000	9,400,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $25,008,458; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $27,128,958.	25,000,000	25,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $15,001,408; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $16,565,597.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,000,188; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $25,008,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $27,609,328.	25,000,000	25,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $8,002,676; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $8,834,985.	8,000,000	8,000,000

		138,425,070

Time Deposits—1.1%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000
Shinkin Central Bank 2.260%, 01/08/20	5,000,000	5,000,000
United of Omaha Life Insurance Co. 2.034%, 3M LIBOR + 0.140%, 01/30/20 (d)	3,000,000	3,000,000

		10,000,000

Mutual Funds—4.4%
Fidelity Government Portfolio, Institutional Class 1.593% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	11,000,000	11,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	12,000,000	12,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—(Continued)
Wells Fargo Government Money Market Fund, Select Class 1.659% (e)	5,000,000	$5,000,000

		38,000,000

Total Securities Lending Reinvestments (Cost $256,413,025)		256,413,903

Total Investments—129.3% (Cost $995,426,642)		1,128,925,671
Other assets and liabilities (net)—(29.3)%		(255,814,785)

Net Assets—100.0%		$873,110,886

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $251,786,959 and the collateral received consisted of cash in the amount of $256,383,799. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$854,144,605	$—	$—	$854,144,605
Total Short-Term Investment*	18,367,163	—	—	18,367,163
Securities Lending Reinvestments
Certificates of Deposit	—	59,990,967	—	59,990,967
Commercial Paper	—	9,997,866	—	9,997,866
Repurchase Agreements	—	138,425,070	—	138,425,070
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	38,000,000	—	—	38,000,000
Total Securities Lending Reinvestments	38,000,000	218,413,903	—	256,413,903
Total Investments	$910,511,768	$218,413,903	$—	$1,128,925,671

Collateral for Securities Loaned (Liability)	$—	$(256,383,799)	$—	$(256,383,799)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$675,353,219
Affiliated investments at value (c) (d)	453,572,452
Receivable for:
Fund shares sold	21,962
Dividends on affiliated investments	1,517,300
Prepaid expenses	2,431

Total Assets	1,130,467,364
Liabilities
Collateral for securities loaned	256,383,799
Payables for:
Fund shares redeemed	328,265
Accrued Expenses:
Management fees	232,531
Distribution and service fees	175,240
Administration fees	9,375
Custodian and accounting fees	24,951
Deferred trustees’ fees	153,931
Other expenses	48,386

Total Liabilities	257,356,478

Net Assets	$873,110,886

Net Assets Consist of:
Paid in surplus	$690,725,047
Distributable earnings (Accumulated losses)	182,385,839

Net Assets	$873,110,886

Net Assets
Class A	$34,834,041
Class B	830,631,288
Class E	7,645,557
Capital Shares Outstanding*
Class A	2,859,110
Class B	68,714,267
Class E	630,765
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.18
Class B	12.09
Class E	12.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $640,878,668.
(b)	Includes securities loaned at value of $211,000,398.
(c)	Identified cost of affiliated investments was $354,547,974.
(d)	Includes securities loaned at value of $40,786,561.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends from Underlying ETFs	$11,469,441
Dividends from affiliated investments	12,067,235
Securities lending income	942,610

Total investment income	24,479,286
Expenses
Management fees	2,680,235
Administration fees	37,550
Custodian and accounting fees	36,620
Distribution and service fees—Class B	2,008,191
Distribution and service fees—Class E	10,977
Audit and tax services	42,513
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	30,252
Insurance	5,894
Miscellaneous	13,833

Total expenses	4,969,387

Net Investment Income	19,509,899

Net Realized and Unrealized Gain
Net realized gain on :
Investments	11,859,765
Affiliated investments	21,923,314

Net realized gain	33,783,079

Net change in unrealized appreciation on:
Investments	47,309,253
Affiliated investments	68,679,983

Net change in unrealized appreciation	115,989,236

Net realized and unrealized gain	149,772,315

Net Increase in Net Assets From Operations	$169,282,214

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,509,899	$16,615,818
Net realized gain	33,783,079	54,491,084
Net change in unrealized appreciation (depreciation)	115,989,236	(145,972,864)

Increase (decrease) in net assets from operations	169,282,214	(74,865,962)

From Distributions to Shareholders
Class A	(2,821,209)	(2,686,872)
Class B	(67,110,264)	(68,005,379)
Class E	(622,510)	(601,887)

Total distributions	(70,553,983)	(71,294,138)

Decrease in net assets from capital share transactions	(17,767,028)	(41,417,846)

Total increase (decrease) in net assets	80,961,203	(187,577,946)

Net Assets
Beginning of period	792,149,683	979,727,629

End of period	$873,110,886	$792,149,683

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	151,946	$1,781,457	164,273	$2,012,626
Reinvestments	253,934	2,821,209	221,324	2,686,872
Redemptions	(295,258)	(3,434,354)	(339,843)	(4,195,033)

Net increase	110,622	$1,168,312	45,754	$504,465

Class B
Sales	1,163,991	$13,491,545	2,223,496	$27,438,467
Reinvestments	6,078,828	67,110,264	5,638,920	68,005,379
Redemptions	(8,586,543)	(99,481,962)	(11,151,169)	(137,499,759)

Net decrease	(1,343,724)	$(18,880,153)	(3,288,753)	$(42,055,913)

Class E
Sales	47,320	$547,632	63,248	$758,303
Reinvestments	56,285	622,510	49,784	601,887
Redemptions	(105,580)	(1,225,329)	(99,214)	(1,226,588)

Net increase (decrease)	(1,975)	$(55,187)	13,818	$133,602

Decrease derived from capital shares transactions		$(17,767,028)		$(41,417,846)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.86	$12.87	$11.10	$11.37	$12.55

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.25	0.26	0.28	0.25
Net realized and unrealized gain (loss)	2.07	(1.24)	1.92	0.47	(0.45)

Total income (loss) from investment operations	2.37	(0.99)	2.18	0.75	(0.20)

Less Distributions
Distributions from net investment income	(0.27)	(0.29)	(0.28)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.78)	(0.73)	(0.13)	(0.74)	(0.69)

Total distributions	(1.05)	(1.02)	(0.41)	(1.02)	(0.98)

Net Asset Value, End of Period	$12.18	$10.86	$12.87	$11.10	$11.37

Total Return (%) (b)	22.71 (e)	(8.44)	19.98	7.04	(2.04)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.35	0.34	0.34	0.34	0.34
Ratio of net investment income to average net assets (%) (d)	2.58	2.06	2.19	2.53	2.08
Portfolio turnover rate (%)	57	32	43	59	43
Net assets, end of period (in millions)	$34.8	$29.9	$34.8	$29.1	$27.0

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.78	$12.78	$11.03	$11.29	$12.47

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.22	0.23	0.25	0.22
Net realized and unrealized gain (loss)	2.06	(1.23)	1.90	0.48	(0.46)

Total income (loss) from investment operations	2.33	(1.01)	2.13	0.73	(0.24)

Less Distributions
Distributions from net investment income	(0.24)	(0.26)	(0.25)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.78)	(0.73)	(0.13)	(0.74)	(0.69)

Total distributions	(1.02)	(0.99)	(0.38)	(0.99)	(0.94)

Net Asset Value, End of Period	$12.09	$10.78	$12.78	$11.03	$11.29

Total Return (%) (b)	22.44	(8.75)	19.64	6.88	(2.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.60	0.59	0.59	0.59	0.59
Ratio of net investment income to average net assets (%) (d)	2.30	1.79	1.91	2.23	1.80
Portfolio turnover rate (%)	57	32	43	59	43
Net assets, end of period (in millions)	$830.6	$755.4	$937.0	$868.1	$892.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.81	$12.81	$11.05	$11.32	$12.50

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.24	0.24	0.26	0.23
Net realized and unrealized gain (loss)	2.06	(1.24)	1.91	0.47	(0.46)

Total income (loss) from investment operations	2.34	(1.00)	2.15	0.73	(0.23)

Less Distributions
Distributions from net investment income	(0.25)	(0.27)	(0.26)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.78)	(0.73)	(0.13)	(0.74)	(0.69)

Total distributions	(1.03)	(1.00)	(0.39)	(1.00)	(0.95)

Net Asset Value, End of Period	$12.12	$10.81	$12.81	$11.05	$11.32

Total Return (%) (b)	22.53	(8.63)	19.80	6.90	(2.21)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.50	0.49	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (d)	2.42	1.91	1.99	2.33	1.88
Portfolio turnover rate (%)	57	32	43	59	43
Net assets, end of period (in millions)	$7.6	$6.8	$7.9	$7.5	$7.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $138,425,070. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$459,839,131	$0	$496,665,189

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$2,680,235	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
Communication Service Select Sector SPDR Fund	$—	$34,220,618	$(34,506,445)	$285,827	$—	$—
Consumer Discretionary Select Sector SPDR Fund	15,476,649	—	(17,210,769)	(16,519)	1,750,639	—
Consumer Staples Select Sector SPDR Fund	—	16,869,731	(17,037,621)	167,890	—	—
Energy Select Sector SPDR Fund	14,940,650	—	(16,207,172)	(3,574,799)	4,841,321	—
Financial Select Sector SPDR Fund	—	17,096,241	—	—	530,757	17,626,998

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Security Description	Market Value December 31, 2018	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2019
Health Care Select Sector SPDR Fund	$—	$34,134,120	$(17,836,486)	$60,329	$1,084,951	$17,442,914
Industrial Select Sector SPDR Fund	—	16,942,142	(17,823,057)	880,915	—	—
Real Estate Select Sector SPDR Fund	—	33,538,195	(34,909,924)	1,371,729	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	48,143,842	44,674,678	(27,995,032)	(1,536,810)	5,822,327	69,109,005
SPDR Dow Jones International Real Estate ETF	7,882,304	16,373,788	(9,406,412)	131,725	1,266,834	16,248,239
SPDR S&P 500 ETF Trust	256,998,234	10,980,322	(47,515,604)	17,273,697	51,221,856	288,958,505
SPDR S&P International Small Cap ETF	23,146,908	1,359,050	(1,772,965)	288,835	3,029,520	26,051,348
Technology Select Sector SPDR Fund	15,586,916	33,624,465	(36,798,211)	6,590,495	(868,222)	18,135,443

	$382,175,503	$259,813,350	$(279,019,698)	$21,923,314	$68,679,983	$453,572,452

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2019
Communication Service Select Sector SPDR Fund	$69,933	—
Consumer Discretionary Select Sector SPDR Fund	—	—
Consumer Staples Select Sector SPDR Fund	128,549	—
Energy Select Sector SPDR Fund	—	—
Financial Select Sector SPDR Fund	89,505	572,677
Health Care Select Sector SPDR Fund	323,143	171,244
Industrial Select Sector SPDR Fund	171,653	—
Real Estate Select Sector SPDR Fund	114,628	—
SPDR Bloomberg Barclays High Yield Bond ETF	3,617,706	630,902
SPDR Dow Jones International Real Estate ETF	1,467,616	418,877
SPDR S&P 500 ETF Trust	5,074,447	897,777
SPDR S&P International Small Cap ETF	897,984	817,682
Technology Select Sector SPDR Fund	112,071	197,834

	$12,067,235

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$996,771,023

Gross unrealized appreciation	132,154,648
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$132,154,648

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$19,711,243	$23,972,550	$50,842,740	$47,321,588	$70,553,983	$71,294,138

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$19,266,637	$31,118,486	$132,154,648	$—	$182,539,771

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-17

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-19

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2019. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and outperformed the average of its Morningstar Category for the five-year period ended June 30, 2019. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth Index, for the one-, three-, and five-year periods ended October 31, 2019. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-Advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, above the Expense Universe median, and equal to the Sub-Advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and equal to the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned 26.81%, 26.52%, and 26.62%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 26.54%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, which enabled several major indexes to hit new all-time highs in the latter part of the year. A major driver of market performance was that the Federal Reserve (the “Fed”), instead of continuing to raise short-term interest rates in 2019, decided to keep rates steady in the first half of the year but then reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. Many other central banks around the world also reduced rates in response to slowing economic growth. In the closing months of the year, the Fed took steps to increase liquidity in short-term lending markets, in part by purchasing Treasury bills, which caused the central bank’s balance sheet to expand again.

Trade discussions between U.S. and China was another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase one” trade deal was not officially struck until December 13th, when Chinese officials held a press conference in Beijing announcing that an agreement had been reached to reduce U.S. tariffs on some Chinese goods.

Domestic bond returns were positive for the year, as Treasury yields decreased across all maturities and the Fed reduced the federal funds target rate range three times by 25 basis points in the second half of the year. Shorter-term Treasury yields declined as the Fed pursued a looser monetary policy and provided liquidity to short-term lending markets in the final months of the year.

Stocks in developed non-U.S. equity markets increased strongly but underperformed U.S. shares. Bonds in developed non-U.S. markets produced positive returns in U.S. dollar terms, as the dollar weakened against most major currencies. Emerging markets debt appreciated strongly in dollar terms and outperformed bonds in developed markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted positive results and outperformed its benchmark, the Russell 1000 Value Index. Broadly speaking, stock selection drove relative outperformance.

Consumer Staples was the primary contributor, due to stock selection, led by the Portfolio’s position in Tyson Foods. Shares continued to benefit from the ongoing effects of African swine fever, causing global protein prices to rise in wake of the outbreak, and the reopening of the Chinese market to U.S. poultry sales later in the year.

Stock selection and an overweight position in Information Technology (“IT”) also aided relative returns. Within the sector, shares of Applied Materials increased throughout the year as semiconductor systems revenue continued to grow, driven by improved performance within the logic and foundry segment.

Stock choices in the Real Estate sector further added to relative performance, led by Weyerhaeuser. Shares of Weyerhaeuser, a pure-play timber real estate investment trust, rose as fundamentals strengthened within the housing market and timber supply/demand dynamics improved.

Conversely, the Communication Services sector was the largest relative detractor, primarily due to stock choices. An underweight in communications and digital entertainment services provider AT&T weighed on relative returns. Shares performed well amid improved performance from the company’s business wireline segment. Investors also reacted positively to news of activist activity in the stock, which they hoped could prompt management to sell off AT&T’s non-core assets.

Stock choices in Materials also weighed on relative performance. Shares of DuPont de Nemours traded lower as a result of falling commodity chemical input prices, slowing demand in end markets, and the announced merger of DuPont’s Nutrition and Biosciences segment with IFF via a Reverse Morris Trust.

At the end of the period, the Portfolio was overweight relative to the benchmark in IT, Industrials, Health Care, and Energy. The Portfolio was underweight relative to the benchmark in Consumer

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Discretionary, Real Estate, Communication Services, Materials, Financials, Consumer Staples, and Utilities. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Heather K. McPherson

John D. Linehan

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	26.81	8.75	11.96	—
Class B	26.52	8.48	11.68	—
Class E	26.62	8.59	—	9.29
Russell 1000 Value Index	26.54	8.29	11.80	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.0
Wells Fargo & Co.	3.8
Total S.A. (ADR)	2.6
Chubb, Ltd.	2.6
General Electric Co.	2.5
Southern Co. (The)	2.4
Tyson Foods, Inc. - Class A	2.4
Morgan Stanley	2.4
Medtronic plc	2.3
American International Group, Inc.	2.3

Top Sectors

% of Net Assets
Financials	23.5
Health Care	14.3
Industrials	11.2
Information Technology	9.8
Consumer Staples	8.9
Energy	8.4
Utilities	7.8
Communication Services	5.6
Materials	3.6
Consumer Discretionary	2.6

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.52%	$1,000.00	$1,092.90	$2.74
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B (a)	Actual	0.77%	$1,000.00	$1,092.00	$4.06
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E (a)	Actual	0.67%	$1,000.00	$1,092.30	$3.53
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Boeing Co. (The) (a)	134,105	$43,686,045
Raytheon Co.	146,804	32,258,711

		75,944,756

Air Freight & Logistics—1.8%
United Parcel Service, Inc. - Class B	477,879	55,940,516

Airlines—1.1%
Southwest Airlines Co. (a)	653,258	35,262,867

Auto Components—0.7%
Magna International, Inc.	387,237	21,236,077

Banks—11.9%
Citigroup, Inc.	259,956	20,767,885
Fifth Third Bancorp	1,710,702	52,586,979
JPMorgan Chase & Co.	898,935	125,311,539
Signature Bank (a)	134,500	18,374,045
U.S. Bancorp	621,690	36,860,000
Wells Fargo & Co.	2,190,646	117,856,755

		371,757,203

Beverages—0.6%
PepsiCo, Inc.	148,022	20,230,167

Biotechnology—1.7%
AbbVie, Inc.	364,300	32,255,122
Gilead Sciences, Inc.	347,331	22,569,568

		54,824,690

Building Products—1.4%
Fortune Brands Home & Security, Inc.	340,100	22,222,134
Johnson Controls International plc	525,470	21,391,884

		43,614,018

Capital Markets—4.4%
Charles Schwab Corp. (The)	412,000	19,594,720
Franklin Resources, Inc. (a)	485,100	12,602,898
Morgan Stanley	1,444,390	73,837,217
State Street Corp.	401,000	31,719,100

		137,753,935

Chemicals—2.4%
CF Industries Holdings, Inc.	625,691	29,870,488
Dow, Inc.	304,102	16,643,503
DuPont de Nemours, Inc.	442,569	28,412,930

		74,926,921

Commercial Services & Supplies—0.5%
Stericycle, Inc. (a) (b)	247,921	15,819,839

Communications Equipment—1.4%
Cisco Systems, Inc.	935,957	44,888,498

Containers & Packaging—1.2%
International Paper Co. (a)	829,250	38,186,962

Diversified Financial Services—0.9%
AXA Equitable Holdings, Inc. (a)	1,149,785	28,491,672

Diversified Telecommunication Services—2.0%
Verizon Communications, Inc.	1,003,253	61,599,734

Electric Utilities—5.5%
Edison International	491,656	37,075,779
Evergy, Inc.	251,283	16,356,010
NextEra Energy, Inc.	172,299	41,723,926
Southern Co. (The)	1,205,147	76,767,864

		171,923,579

Electronic Equipment, Instruments & Components—0.7%
TE Connectivity, Ltd.	226,794	21,735,937

Entertainment—0.8%
Walt Disney Co. (The)	167,547	24,232,323

Equity Real Estate Investment Trusts—2.2%
SL Green Realty Corp.	281,000	25,818,280
Weyerhaeuser Co. (a)	1,379,633	41,664,917

		67,483,197

Food & Staples Retailing—1.2%
Walmart, Inc.	325,062	38,630,368

Food Products—4.1%
Bunge, Ltd.	457,586	26,334,074
Conagra Brands, Inc.	815,900	27,936,416
Tyson Foods, Inc. - Class A	815,796	74,270,068

		128,540,558

Health Care Equipment & Supplies—5.0%
Becton Dickinson & Co.	103,812	28,233,750
Hologic, Inc. (b)	546,218	28,518,042
Medtronic plc	646,108	73,300,952
Zimmer Biomet Holdings, Inc.	169,700	25,400,696

		155,453,440

Health Care Providers & Services—1.8%
CVS Health Corp.	750,461	55,751,748

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	512,413	26,045,953
Las Vegas Sands Corp. (a)	302,968	20,916,910

		46,962,863

Household Products—1.4%
Kimberly-Clark Corp.	326,113	44,856,843

Industrial Conglomerates—2.5%
General Electric Co.	7,072,049	78,924,067

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—6.4%
American International Group, Inc.	1,395,745	$71,643,591
Chubb, Ltd.	513,968	80,004,259
Loews Corp. (a)	134,560	7,063,054
Marsh & McLennan Cos., Inc.	372,829	41,536,879

		200,247,783

IT Services—0.5%
Cognizant Technology Solutions Corp. - Class A	227,300	14,097,146

Leisure Products—0.2%
Mattel, Inc. (a) (b)	432,155	5,855,700

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	50,975	16,560,248

Machinery—0.9%
Illinois Tool Works, Inc.	148,951	26,756,068

Media—2.9%
Comcast Corp. - Class A	870,419	39,142,742
Fox Corp. - Class B	870,554	31,688,166
News Corp. - Class A	1,451,036	20,517,649

		91,348,557

Multi-Utilities—1.0%
CenterPoint Energy, Inc. (a)	664,350	18,116,824
Sempra Energy	92,700	14,042,196

		32,159,020

Multiline Retail—0.3%
Kohl’s Corp. (a)	169,364	8,629,096

Oil, Gas & Consumable Fuels—8.4%
EQT Corp. (a)	435,540	4,747,386
Equitrans Midstream Corp. (a)	314,662	4,203,884
Exxon Mobil Corp.	717,016	50,033,377
Occidental Petroleum Corp. (a)	942,861	38,855,302
Pioneer Natural Resources Co.	177,500	26,868,175
TC Energy Corp. (a)	1,090,839	58,152,627
Total S.A. (ADR)	1,475,680	81,605,104

		264,465,855

Pharmaceuticals—5.0%
Johnson & Johnson	482,091	70,322,614
Merck & Co., Inc.	195,050	17,739,797
Perrigo Co. plc (a)	430,319	22,230,280
Pfizer, Inc.	1,217,995	47,721,044

		158,013,735

Professional Services—0.6%
Nielsen Holdings plc (a)	876,700	17,797,010

Semiconductors & Semiconductor Equipment—5.1%
Applied Materials, Inc.	765,027	46,697,248
NXP Semiconductors NV	95,000	12,089,700
QUALCOMM, Inc.	735,856	64,924,575
Texas Instruments, Inc.	280,603	35,998,559

		159,710,082

Software—2.1%
Microsoft Corp.	423,879	66,845,718

Tobacco—1.4%
Philip Morris International, Inc.	533,253	45,374,498

Total Common Stocks (Cost $2,532,499,763)		3,022,833,294

Convertible Preferred Stocks—1.5%

Electric Utilities—0.4%
Southern Co. (The) 6.750%, 08/01/22	246,505	13,286,620

Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co. 6.125%, 05/01/20	112,517	7,365,363

Multi-Utilities—0.9%
Sempra Energy
6.000%, 01/15/21	177,718	21,329,714
6.750%, 07/15/21 (a)	45,416	5,407,683

		26,737,397

Total Convertible Preferred Stocks (Cost $40,363,317)		47,389,380

Short-Term Investment—1.8%

Mutual Fund—1.8%
T. Rowe Price Treasury Reserve Fund (c)	54,985,805	54,985,805

Total Short-Term Investments (Cost $54,985,805)		54,985,805

Securities Lending Reinvestments (d)—6.0%

Certificates of Deposit—2.7%
Agricultural Bank of China 2.250%, 01/24/20	2,000,000	2,000,002
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (e)	4,000,000	3,999,412
Bank of Montreal (Chicago) 1.790%, SOFR + 0.250%, 07/10/20 (e)	2,000,000	2,001,852
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (e)	3,000,000	2,999,733
2.182%, 3M LIBOR + 0.170%, 01/09/20 (e)	5,000,000	5,000,335

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (e)	6,000,000	$6,003,192
Chiba Bank, Ltd. 2.000%, 01/15/20	1,000,000	1,000,011
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (e)	4,000,000	4,000,120
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (e)	10,000,000	10,000,560
Credit Industriel et Commercial
Zero Coupon, 05/07/20	1,980,872	1,986,560
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (e)	1,000,000	999,997
DZ Bank AG Zero Coupon, 01/21/20	3,978,686	3,995,960
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
Mitsubishi UFJ Trust and Banking Corp. 1.965%, 1M LIBOR + 0.180%, 01/23/20 (e)	4,000,000	4,000,084
Royal Bank of Canada New York 1.780%, SOFR + 0.240%, 07/08/20 (e)	2,000,000	1,998,950
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (e)	5,000,000	4,999,980
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (e)	4,000,000	4,000,176
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (e)	2,000,000	2,000,038
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (e)	3,000,000	2,999,841
2.005%, 1M LIBOR + 0.220%, 07/22/20 (e)	5,000,000	5,000,630
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (e)	3,000,000	3,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (e)	12,000,000	11,999,967

		85,984,620

Commercial Paper—0.6%
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (e)	6,000,000	5,999,922
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (e)	8,000,000	8,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (e)	3,999,692	3,999,140

		19,998,876

Repurchase Agreements—1.8%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,010,171; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $15,082,417; collateralized by various Common Stock with an aggregate market value of $16,501,974.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $2,504,594; collateralized by various Common Stock with an aggregate market value of $2,750,001.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $8,014,700; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $8,162,550.	8,000,000	8,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,100,293; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $3,162,001.	3,100,000	3,100,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,800,428; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,856,023.	2,800,000	2,800,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,300,199; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $8,201,253; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $8,364,028.	8,200,000	8,200,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $749,717; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $764,646.	749,653	749,653
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $8,000,756; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $8,881,780.	8,000,000	8,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $2,000,188; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	$2,000,000

		54,649,653

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	1,000,000	1,000,000

Mutual Funds—0.9%
Fidelity Government Portfolio, Institutional Class 1.593% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	4,000,000	4,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (f)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (f)	20,000,000	20,000,000

		28,000,000

Total Securities Lending Reinvestments (Cost $189,628,862)		189,633,149

Total Investments—105.7% (Cost $2,817,477,747)		3,314,841,628
Other assets and liabilities (net)—(5.7)%		(178,606,723)

Net Assets—100.0%		$3,136,234,905

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $186,334,832 and the collateral received consisted of cash in the amount of $189,597,209. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,022,833,294	$—	$—	$3,022,833,294
Total Convertible Preferred Stocks*	47,389,380	—	—	47,389,380
Total Short-Term Investment*	54,985,805	—	—	54,985,805
Securities Lending Reinvestments
Certificates of Deposit	—	85,984,620	—	85,984,620
Commercial Paper	—	19,998,876	—	19,998,876
Repurchase Agreements	—	54,649,653	—	54,649,653
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	28,000,000	—	—	28,000,000
Total Securities Lending Reinvestments	28,000,000	161,633,149	—	189,633,149
Total Investments	$3,153,208,479	$161,633,149	$—	$3,314,841,628

Collateral for Securities Loaned (Liability)	$—	$(189,597,209)	$—	$(189,597,209)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$3,259,855,823
Affiliated investments at value (c)	54,985,805
Cash	1,700,000
Receivable for:
Investments sold	7,841,751
Fund shares sold	102,651
Dividends	6,262,452
Dividends on affiliated investments	84,676
Prepaid expenses	8,777

Total Assets	3,330,841,935
Liabilities
Collateral for securities loaned	189,597,209
Payables for:
Investments purchased	1,628,852
Fund shares redeemed	1,416,517
Accrued Expenses:
Management fees	1,317,949
Distribution and service fees	243,949
Deferred trustees’ fees	153,931
Other expenses	248,623

Total Liabilities	194,607,030

Net Assets	$3,136,234,905

Net Assets Consist of:
Paid in surplus	$2,370,685,994
Distributable earnings (Accumulated losses)	765,548,911

Net Assets	$3,136,234,905

Net Assets
Class A	$1,829,447,551
Class B	940,134,062
Class E	366,653,292
Capital Shares Outstanding*
Class A	58,459,134
Class B	30,339,272
Class E	11,781,021
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$31.29
Class B	30.99
Class E	31.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,762,491,942.
(b)	Includes securities loaned at value of $186,334,832.
(c)	Identified cost of affiliated investments was $54,985,805.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$87,860,675
Dividends from affiliated investments	1,356,382
Securities lending income	892,161

Total investment income	90,109,218
Expenses
Management fees	17,360,596
Administration fees	114,917
Custodian and accounting fees	141,724
Distribution and service fees—Class B	2,249,976
Distribution and service fees—Class E	538,320
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,867
Shareholder reporting	126,523
Insurance	21,132
Miscellaneous	23,907

Total expenses	20,725,269
Less management fee waiver	(2,148,012)

Net expenses	18,577,257

Net Investment Income	71,531,961

Net Realized and Unrealized Gain
Net realized gain on :
Investments	215,639,840
Foreign currency transactions	17,433

Net realized gain	215,657,273

Net change in unrealized appreciation on:
Investments	428,291,187
Foreign currency transactions	8,174

Net change in unrealized appreciation	428,299,361

Net realized and unrealized gain	643,956,634

Net Increase in Net Assets From Operations	$715,488,595

(a)	Net of foreign withholding taxes of $1,047,785.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$71,531,961	$68,452,740
Net realized gain	215,657,273	350,162,302
Net change in unrealized appreciation (depreciation)	428,299,361	(694,583,782)

Increase (decrease) in net assets from operations	715,488,595	(275,968,740)

From Distributions to Shareholders
Class A	(247,879,861)	(226,435,997)
Class B	(123,293,562)	(106,419,345)
Class E	(49,440,223)	(44,800,818)

Total distributions	(420,613,646)	(377,656,160)

Increase (decrease) in net assets from capital share transactions	33,275,135	(190,736,992)

Total increase (decrease) in net assets	328,150,084	(844,361,892)

Net Assets
Beginning of period	2,808,084,821	3,652,446,713

End of period	$3,136,234,905	$2,808,084,821

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	135,417	$4,014,147	203,211	$6,810,205
Reinvestments	8,830,775	247,879,861	7,152,116	226,435,997
Redemptions	(8,264,422)	(251,167,884)	(12,352,471)	(415,927,149)

Net increase (decrease)	701,770	$726,124	(4,997,144)	$(182,680,947)

Class B
Sales	1,323,495	$39,692,984	1,629,930	$53,016,941
Reinvestments	4,428,648	123,293,562	3,386,994	106,419,345
Redemptions	(4,271,086)	(127,990,146)	(4,607,376)	(152,334,772)

Net increase	1,481,057	$34,996,400	409,548	$7,101,514

Class E
Sales	296,093	$8,889,844	261,500	$8,702,623
Reinvestments	1,769,514	49,440,223	1,420,895	44,800,818
Redemptions	(2,023,894)	(60,777,456)	(2,065,669)	(68,661,000)

Net increase (decrease)	41,713	$(2,447,389)	(383,274)	$(15,157,559)

Increase (decrease) derived from capital shares transactions		$33,275,135		$(190,736,992)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.64	$35.45	$33.81	$34.09	$35.94

Income (Loss) from Investment Operations
Net investment income (a)	0.74	0.71	0.69	0.82	0.66
Net realized and unrealized gain (loss)	6.42	(3.50)	4.78	4.08	(1.82)

Total income (loss) from investment operations	7.16	(2.79)	5.47	4.90	(1.16)

Less Distributions
Distributions from net investment income	(0.75)	(0.71)	(0.80)	(1.08)	(0.62)
Distributions from net realized capital gains	(3.76)	(3.31)	(3.03)	(4.10)	(0.07)

Total distributions	(4.51)	(4.02)	(3.83)	(5.18)	(0.69)

Net Asset Value, End of Period	$31.29	$28.64	$35.45	$33.81	$34.09

Total Return (%) (b)	26.81	(8.95)	17.27	16.20	(3.31)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.52	0.54	0.54	0.56	0.56
Ratio of net investment income to average net assets (%)	2.44	2.12	2.02	2.51	1.88
Portfolio turnover rate (%)	19	20	32	27	33
Net assets, end of period (in millions)	$1,829.4	$1,654.3	$2,224.4	$1,882.7	$1,899.2

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.39	$35.16	$33.57	$33.86	$35.71

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.62	0.60	0.74	0.57
Net realized and unrealized gain (loss)	6.37	(3.46)	4.74	4.05	(1.83)

Total income (loss) from investment operations	7.03	(2.84)	5.34	4.79	(1.26)

Less Distributions
Distributions from net investment income	(0.67)	(0.62)	(0.72)	(0.98)	(0.52)
Distributions from net realized capital gains	(3.76)	(3.31)	(3.03)	(4.10)	(0.07)

Total distributions	(4.43)	(3.93)	(3.75)	(5.08)	(0.59)

Net Asset Value, End of Period	$30.99	$28.39	$35.16	$33.57	$33.86

Total Return (%) (b)	26.52	(9.16)	16.95	15.94	(3.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.77	0.79	0.79	0.81	0.81
Ratio of net investment income to average net assets (%)	2.19	1.89	1.77	2.26	1.63
Portfolio turnover rate (%)	19	20	32	27	33
Net assets, end of period (in millions)	$940.1	$819.3	$1,000.3	$967.0	$933.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$28.50	$35.28	$33.67	$33.95	$35.82

Income (Loss) from Investment Operations
Net investment income (a)	0.69	0.66	0.64	0.77	0.60
Net realized and unrealized gain (loss)	6.39	(3.48)	4.75	4.07	(1.82)

Total income (loss) from investment operations	7.08	(2.82)	5.39	4.84	(1.22)

Less Distributions
Distributions from net investment income	(0.70)	(0.65)	(0.75)	(1.02)	(0.58)
Distributions from net realized capital gains	(3.76)	(3.31)	(3.03)	(4.10)	(0.07)

Total distributions	(4.46)	(3.96)	(3.78)	(5.12)	(0.65)

Net Asset Value, End of Period	$31.12	$28.50	$35.28	$33.67	$33.95

Total Return (%) (b)	26.62	(9.06)	17.07	16.06	(3.48)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c)(d)	0.67	0.69	0.69	0.71	0.71
Ratio of net investment income to average net assets (%)	2.29	1.98	1.87	2.36	1.73
Portfolio turnover rate (%)	19	20	32	27	33
Net assets, end of period (in millions)	$366.7	$334.5	$427.7	$416.9	$415.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2019 through 2016. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $54,649,653. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(188,288,738)	$—	$—	$—	$(188,288,738)
Convertible Preferred Stocks	(1,308,471)	—	—	—	(1,308,471)
Total	$(189,597,209)	$—	$—	$—	$(189,597,209)
Total Borrowings	$(189,597,209)	$—	$—	$—	$(189,597,209)
Gross amount of recognized liabilities for securities lending transactions					$(189,597,209)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$577,443,624	$0	$841,446,225

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019, were $17,360,596.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	All Assets

An identical agreement was in place for the period October 1, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 amounted to $1,522,860 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2019 amounted to $625,152 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
T. Rowe Price Treasury Reserve Fund	$69,674,157	$315,492,525	$(330,180,877)	$54,985,805	$1,356,382	54,985,805

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,832,026,362

Gross unrealized appreciation	573,081,784
Gross unrealized depreciation	(90,266,518)

Net unrealized appreciation (depreciation)	$482,815,266

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$70,822,349	$74,947,371	$349,791,297	$302,708,789	$420,613,646	$377,656,160

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$74,928,707	$207,955,875	$482,818,260	$—	$765,702,842

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2019. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the three-year and five-year periods ended October 31, 2019, and underperformed its benchmark for the one-year period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 31.42%, 31.07%, and 31.30%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.47%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks surged in 2019, as equities bounced back strongly from deep losses in the fourth quarter of 2018, which enabled several major indexes to hit new all-time highs in the latter part of the year. A major driver of market performance was that the Federal Reserve (the “Fed”), instead of continuing to raise short-term interest rates in 2019, decided to keep rates steady in the first half of the year but then reduced rates three times starting in late July as a “midcycle adjustment” of its monetary policy. Many other central banks around the world also reduced rates in response to slowing economic growth. In the closing months of the year, the Fed took steps to increase liquidity in short-term lending markets, in part by purchasing Treasury bills, which caused the central bank’s balance sheet to expand again.

Trade discussions between the U.S. and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the U.S. and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase one” trade deal was not officially struck until December 13th, when Chinese officials held a press conference in Beijing announcing that an agreement had been reached to reduce U.S. tariffs on some Chinese goods.

Domestic bond returns were positive for the year, as Treasury yields decreased across all maturities and the Fed reduced the federal funds target rate range three times by 25 basis points in the second half of the year. Shorter-term Treasury yields declined as the Fed pursued a looser monetary policy and provided liquidity to short-term lending markets in the final months of the year.

Stocks in developed non-U.S. equity markets increased strongly but underperformed U.S. shares. Bonds in developed non-U.S. markets produced positive returns in U.S. dollar terms, as the dollar weakened against most major currencies. Emerging markets debt appreciated strongly in dollar terms and outperformed bonds in developed markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio posted positive results but underperformed its benchmark, the Russell Midcap Growth Index. Broadly speaking, sector allocation primarily detracted from relative performance.

The Energy sector was the largest relative detractor, due to stock selection, while an overweight allocation also had a negative impact. Shares of Concho Resources fell over the summer after experiments to test new spacing techniques for drilling failed, resulting in disappointing earnings and guidance. The failure translated into lower-than-expected productivity, sparking concern in the market about the quality of the company’s assets and management’s ability to execute.

The Financials sector weighed on relative performance due to weak stock choices. Shares of TD Ameritrade Holding were volatile over the period, falling precipitously in September before rebounding sharply in November to close out the year slightly positive. Despite the recovery, shares failed to keep pace with the outperforming Financials sector and ultimately detracted from relative performance. The online broker industry has been roiled by peer-driven fee compression and shares of TD Ameritrade and others plummeted after competitor Charles Schwab announced a plan to take commissions to $0, as the company is highly exposed to fee-based commissions.

An underweight allocation in the Information Technology (“IT”) sector also detracted from relative performance, while favorable stock choices moderated the negative impact.

In contrast, the Health Care sector was the largest contributor to relative results, primarily due to stock choices such as Catalent. The company, which is a provider of contract manufacturing services to the pharmaceutical industry, jumped on the April news that the company would acquire contract development and manufacturing organization (“CDMO”) Paragon Bioservices in an all-cash transaction. The acquisition was viewed favorably by the market as it gives Catalent access to high-quality assets in the fast-growing CDMO technologies space.

The Materials sector was another major contributor, due to stock selection, although the positive impact was partially offset by an overweight position. A position in Ball Corporation drove relative performance within the sector. Ball continued to grind higher over the period as higher volumes boosted results. The trend away from plastics to cans has remained a tailwind for the stock, even as a slight earnings miss, driven by operating issues, produced some negative headlines.

At the end of the period, the Portfolio was overweight relative to the benchmark in the Health Care, Financials, Materials, Utilities, Energy, and Industrials sectors. The Portfolio was underweight relative to the benchmark in the IT, Communication Services, Real

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Estate, Consumer Staples, and Consumer Discretionary sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	31.42	12.90	15.11
Class B	31.07	12.62	14.82
Class E	31.30	12.74	14.95
Russell Midcap Growth Index	35.47	11.61	14.24

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Teleflex, Inc.	2.5
Cooper Cos., Inc. (The)	2.0
Hologic, Inc.	2.0
Microchip Technology, Inc.	1.8
Ball Corp.	1.7
IAC/InterActiveCorp	1.6
Agilent Technologies, Inc.	1.6
Global Payments, Inc.	1.5
Willis Towers Watson plc	1.5
Dollar General Corp.	1.4

Top Sectors

% of Net Assets
Information Technology	20.5
Health Care	20.3
Industrials	17.7
Consumer Discretionary	14.1
Financials	8.8
Materials	5.6
Energy	2.4
Communication Services	2.1
Consumer Staples	2.1
Utilities	2.0

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.74%	$1,000.00	$1,057.40	$3.84
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,055.60	$5.13
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

Class E (a)	Actual	0.89%	$1,000.00	$1,057.20	$4.61
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.2%
BWX Technologies, Inc. (a)	155,000	$9,622,400
L3Harris Technologies, Inc.	105,000	20,776,350
Textron, Inc. (a)	533,000	23,771,800

		54,170,550

Airlines—0.8%
Alaska Air Group, Inc.	72,000	4,878,000
United Airlines Holdings, Inc. (b)	96,000	8,456,640

		13,334,640

Auto Components—1.3%
Aptiv plc	170,000	16,144,900
Visteon Corp. (a) (b)	67,000	5,801,530

		21,946,430

Banks—0.9%
Fifth Third Bancorp	240,000	7,377,600
Webster Financial Corp.	160,000	8,537,600

		15,915,200

Biotechnology—3.8%
ACADIA Pharmaceuticals, Inc. (a) (b)	36,000	1,540,080
Alkermes plc (a) (b)	364,000	7,425,600
Alnylam Pharmaceuticals, Inc. (a) (b)	58,000	6,679,860
Argenx SE (ADR) (b)	29,000	4,655,080
Ascendis Pharma A/S (ADR) (b)	21,000	2,921,520
Exact Sciences Corp. (a) (b)	92,000	8,508,160
Incyte Corp. (b)	90,000	7,858,800
Neurocrine Biosciences, Inc. (b)	73,000	7,846,770
Sage Therapeutics, Inc. (a) (b)	24,000	1,732,560
Sarepta Therapeutics, Inc. (a) (b)	25,000	3,226,000
Seattle Genetics, Inc. (b)	102,000	11,654,520

		64,048,950

Building Products—0.3%
Allegion plc	34,000	4,234,360

Capital Markets—3.4%
Cboe Global Markets, Inc.	122,000	14,640,000
E*Trade Financial Corp.	219,000	9,936,030
KKR & Co., Inc. - Class A	337,000	9,830,290
MarketAxess Holdings, Inc.	18,000	6,823,980
TD Ameritrade Holding Corp.	183,000	9,095,100
Tradeweb Markets, Inc. - Class A	141,000	6,535,350

		56,860,750

Chemicals—1.7%
Air Products & Chemicals, Inc.	44,000	10,339,560
RPM International, Inc.	182,000	13,970,320
Valvoline, Inc. (a)	182,000	3,896,620

		28,206,500

Commercial Services & Supplies—0.4%
Waste Connections, Inc.	73,000	6,627,670

Construction Materials—0.3%
Martin Marietta Materials, Inc. (a)	19,000	5,313,160

Consumer Finance—0.2%
SLM Corp.	352,000	3,136,320

Containers & Packaging—3.1%
Avery Dennison Corp. (a)	97,000	12,689,540
Ball Corp. (a)	448,000	28,972,160
Sealed Air Corp. (a)	267,000	10,634,610

		52,296,310

Diversified Consumer Services—0.4%
ServiceMaster Global Holdings, Inc. (a) (b)	192,000	7,422,720

Electric Utilities—0.6%
Eversource Energy	119,000	10,123,330

Electrical Equipment—1.3%
Sensata Technologies Holding plc (b)	410,000	22,086,700

Electronic Equipment, Instruments & Components—3.4%
Cognex Corp.	66,000	3,698,640
Corning, Inc. (a)	559,000	16,272,490
FLIR Systems, Inc.	112,000	5,831,840
Keysight Technologies, Inc. (b)	206,000	21,141,780
National Instruments Corp. (a)	255,000	10,796,700

		57,741,450

Entertainment—0.5%
Spotify Technology S.A. (b)	56,000	8,374,800

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc. (a)	94,000	14,945,060
Sprouts Farmers Market, Inc. (a) (b)	295,000	5,708,250

		20,653,310

Food Products—0.9%
Conagra Brands, Inc.	182,000	6,231,680
TreeHouse Foods, Inc. (a) (b)	168,000	8,148,000

		14,379,680

Gas Utilities—0.4%
Atmos Energy Corp.	53,000	5,928,580

Health Care Equipment & Supplies—8.4%
Alcon, Inc. (b)	158,000	8,938,060
Cooper Cos., Inc. (The)	107,000	34,378,030
Hologic, Inc. (b)	656,000	34,249,760
ICU Medical, Inc. (a) (b)	39,000	7,297,680
IDEXX Laboratories, Inc. (b)	18,000	4,700,340
Teleflex, Inc.	114,000	42,914,160
West Pharmaceutical Services, Inc.	58,000	8,719,140

		141,197,170

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—0.5%
Acadia Healthcare Co., Inc. (a) (b)	253,000	$8,404,660

Health Care Technology—0.3%
Veeva Systems, Inc. - Class A (b)	39,000	5,485,740

Hotels, Restaurants & Leisure—6.0%
Darden Restaurants, Inc.	43,000	4,687,430
Dunkin’ Brands Group, Inc. (a)	122,000	9,215,880
Hilton Worldwide Holdings, Inc.	121,000	13,420,110
Marriott International, Inc. - Class A	73,000	11,054,390
MGM Resorts International	704,000	23,422,080
Norwegian Cruise Line Holdings, Ltd. (b)	413,000	24,123,330
Vail Resorts, Inc. (a)	60,000	14,389,800

		100,313,020

Industrial Conglomerates—1.0%
Roper Technologies, Inc.	49,000	17,357,270

Insurance—4.1%
Assurant, Inc.	97,000	12,714,760
Axis Capital Holdings, Ltd.	170,000	10,104,800
Fidelity National Financial, Inc.	389,000	17,641,150
Progressive Corp. (The)	61,000	4,415,790
Willis Towers Watson plc	121,000	24,434,740

		69,311,240

Interactive Media & Services—1.6%
IAC/InterActiveCorp (b)	111,000	27,651,210

Internet & Direct Marketing Retail—0.1%
Chewy, Inc. - Class A (b)	27,000	783,000

IT Services—6.7%
Black Knight, Inc. (a) (b)	132,000	8,511,360
CoreLogic, Inc. (a) (b)	299,000	13,069,290
Fidelity National Information Services, Inc.	97,000	13,491,730
Fiserv, Inc. (b)	182,000	21,044,660
FleetCor Technologies, Inc. (b)	63,000	18,126,360
Gartner, Inc. (b)	49,000	7,550,900
Global Payments, Inc.	134,000	24,463,040
Shopify, Inc. - Class A (b)	1,000	397,580
WEX, Inc. (b)	30,663	6,422,672

		113,077,592

Life Sciences Tools & Services—4.5%
Agilent Technologies, Inc.	316,000	26,957,960
Avantor, Inc. (b)	562,000	10,200,300
Bruker Corp. (a)	454,000	23,140,380
PRA Health Sciences, Inc. (b)	134,000	14,894,100

		75,192,740

Machinery—5.2%
Colfax Corp. (a) (b)	398,000	14,479,240
Fortive Corp.	217,000	16,576,630
Gardner Denver Holdings, Inc. (b)	602,000	22,081,360

Machinery—(Continued)
IDEX Corp.	121,000	20,812,000
Xylem, Inc. (a)	181,000	14,260,990

		88,210,220

Metals & Mining—0.5%
Kirkland Lake Gold, Ltd. (a)	194,000	8,549,580

Multi-Utilities—1.1%
Sempra Energy	121,000	18,329,080

Multiline Retail—2.3%
Dollar General Corp.	155,000	24,176,900
Dollar Tree, Inc. (b)	158,000	14,859,900

		39,036,800

Oil, Gas & Consumable Fuels—2.4%
Concho Resources, Inc.	242,000	21,191,940
Continental Resources, Inc. (a)	170,000	5,831,000
Pioneer Natural Resources Co.	67,000	10,141,790
Venture Global LNG, Inc. - Series B (b) (c) (d) (e)	78	405,600
Venture Global LNG, Inc. - Series C (b) (c) (d) (e)	540	2,808,000

		40,378,330

Pharmaceuticals—2.8%
Catalent, Inc. (b)	389,000	21,900,700
Elanco Animal Health, Inc. (b)	437,000	12,869,650
Perrigo Co. plc	243,000	12,553,380

		47,323,730

Professional Services—4.6%
Clarivate Analytics plc (a) (b)	429,000	7,207,200
CoStar Group, Inc. (b)	24,000	14,359,200
Equifax, Inc.	56,000	7,846,720
IHS Markit, Ltd. (b)	182,000	13,713,700
TransUnion	206,000	17,635,660
Verisk Analytics, Inc.	109,000	16,278,060

		77,040,540

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	15,741	221,633

Road & Rail—0.9%
J.B. Hunt Transport Services, Inc.	134,000	15,648,520

Semiconductors & Semiconductor Equipment—5.8%
Entegris, Inc.	151,000	7,563,590
Marvell Technology Group, Ltd. (a)	666,000	17,688,960
Maxim Integrated Products, Inc.	194,000	11,932,940
Microchip Technology, Inc. (a)	282,000	29,531,040
Skyworks Solutions, Inc.	121,000	14,626,480
Xilinx, Inc.	158,000	15,447,660

		96,790,670

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Software—4.4%
Atlassian Corp. plc - Class A (b)	87,000	$10,469,580
Ceridian HCM Holding, Inc. (a) (b)	194,000	13,168,720
DocuSign, Inc. (b)	182,000	13,488,020
Slack Technologies, Inc. - Class A (a) (b)	158,000	3,551,840
Splunk, Inc. (b)	98,000	14,677,460
SS&C Technologies Holdings, Inc.	85,000	5,219,000
Workday, Inc. - Class A (b)	78,000	12,827,100
Zoom Video Communications, Inc. - Class A (a) (b)	12,000	816,480

		74,218,200

Specialty Retail—2.9%
Burlington Stores, Inc. (b)	85,000	19,382,550
CarMax, Inc. (a) (b)	68,000	5,961,560
O’Reilly Automotive, Inc. (b)	24,000	10,518,240
Tiffany & Co.	49,000	6,548,850
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	22,000	5,569,080

		47,980,280

Textiles, Apparel & Luxury Goods—1.1%
Levi Strauss & Co. - Class A (a)	122,000	2,353,380
Tapestry, Inc.	292,000	7,875,240
Under Armour, Inc. - Class C (b)	146,000	2,800,280
VF Corp.	61,000	6,079,260

		19,108,160

Total Common Stocks (Cost $1,077,333,555)		1,604,410,795

Convertible Preferred Stocks—0.5%

Automobiles—0.2%
Rivian Automotive, Inc. - Series D (b) (c) (d) (e)	274,442	2,948,605

Internet & Direct Marketing Retail—0.2%
Roofoods, Ltd. - Series F (b) (c) (d) (e)	7,253	2,818,879
Roofoods, Ltd. - Series G (b) (c) (d) (e)	169	70,625

		2,889,504

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series D1 (b) (c) (d) (e)	89,839	1,264,933
WeWork Cos., Inc. - Series D2 (b) (c) (d) (e)	70,588	993,879

		2,258,812

Total Convertible Preferred Stocks (Cost $8,254,973)		8,096,921

Short-Term Investment—4.2%

Mutual Fund—4.2%
T. Rowe Price Treasury Reserve Fund (f)	71,179,798	71,179,798

Total Short-Term Investments (Cost $71,179,798)		71,179,798

Securities Lending Reinvestments (g)—13.1%
Security Description	Principal Amount*	Value

Certificates of Deposit—8.0%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	$2,000,240
Agricultural Bank of China
2.250%, 01/24/20	4,000,000	4,000,004
2.250%, 02/10/20	1,000,000	999,993
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (h)	5,000,000	4,999,265
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (h)	2,000,000	2,001,852
1.950%, SOFR + 0.410%, 10/02/20 (h)	1,000,000	999,999
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (h)	6,000,000	5,999,466
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (h)	4,000,000	3,999,760
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (h)	5,000,000	5,002,660
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (h)	1,000,000	1,001,204
China Construction Bank Corp. 2.300%, 01/21/20	2,000,000	2,000,328
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (h)	5,000,000	5,000,150
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (h)	3,000,000	3,000,168
Credit Industriel et Commercial
Zero Coupon, 05/07/20	3,961,745	3,973,120
1.864%, 1M LIBOR + 0.160%, 03/05/20 (h)	5,000,000	4,999,770
1.980%, FEDEFF PRV + 0.430%, 07/20/20 (h)	2,000,000	1,999,994
Credit Suisse AG
2.000%, SOFR + 0.460%, 11/03/20 (h)	2,000,000	2,001,018
2.020%, SOFR + 0.480%, 10/06/20 (h)	5,000,000	5,003,470
DNB Bank ASA 2.020%, 03/10/20	2,000,000	2,000,184
DZ Bank AG
Zero Coupon, 01/21/20	2,984,015	2,996,970
Zero Coupon, 03/10/20	1,979,188	1,992,400
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	2,000,000	2,000,090
KBC Bank NV
Zero Coupon, 02/28/20	993,455	997,230
2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (h)	5,000,000	4,999,920
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (h)	1,000,000	999,950
Norinchukin Bank, New York
Zero Coupon, 01/14/20	994,537	999,330
2.200%, 01/16/20	4,036,935	4,000,820
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (h)	4,000,000	4,000,200
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (h)	3,000,000	2,998,425
1.830%, SOFR + 0.290%, 07/16/20 (h)	4,000,000	3,998,900

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Certificates of Deposit—(Continued)
Societe Generale
1.900%, FEDEFF PRV + 0.350%, 06/19/20 (h)	3,000,000	$2,998,863
2.044%, 1M LIBOR + 0.280%, 06/19/20 (h)	3,000,000	3,000,708
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (h)	7,000,000	6,999,979
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (h)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (h)	3,000,000	3,000,132
Sumitomo Mitsui Trust Bank, Ltd. 1.970%, 04/17/20	3,000,000	3,000,198
Svenska Handelsbanken AB 1.884%, 1M LIBOR + 0.180%, 06/05/20 (h)	2,000,000	1,999,894
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (h)	7,000,000	7,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (h)	10,000,000	9,999,973

		134,964,303

Commercial Paper—1.5%
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Landesbank Baden-Württemberg 1.950%, 01/02/20	1,999,025	1,999,814
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (h)	2,000,000	2,000,184
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (h)	2,000,000	2,000,114
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (h)	6,000,000	5,999,922
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (h)	7,000,000	7,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (h)	1,999,846	1,999,570

		24,989,718

Mutual Funds—0.8%
Fidelity Government Portfolio, Institutional Class 1.593% (i)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (i)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (i)	2,000,000	2,000,000

		14,000,000

Repurchase Agreements—2.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $3,718,817; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $3,519,231; collateralized by various Common Stock with an aggregate market value of $3,850,461.	3,500,000	3,500,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $6,011,025; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $5,009,188; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.625%, maturity dates ranging from 11/30/20 - 06/30/21, and various Common Stock with an aggregate market value of $5,101,593.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $3,000,283; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $3,060,001.	3,000,000	3,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,700,413; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $2,754,022.	2,700,000	2,700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,300,199; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $1,326,001.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $8,001,222; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $8,160,027.	8,000,000	8,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $1,176,966; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $1,200,403.	1,176,866	1,176,866

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $4,042,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $4,242,494.	4,000,000	$4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		41,376,866

Time Deposits—0.3%
Royal Bank of Canada
2.500%, 01/02/20	1,000,000	1,000,000
Shinkin Central Bank 2.260%, 01/08/20	4,000,000	4,000,000

		5,000,000

Total Securities Lending Reinvestments (Cost $220,322,386)		220,330,887

Total Investments—113.1% (Cost $1,377,090,712)		1,904,018,401
Other assets and liabilities (net)—(13.1)%		(221,045,633)

Net Assets—100.0%		$1,682,972,768

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $217,745,057 and the collateral received consisted of cash in the amount of $220,291,736 and non-cash collateral with a value of $1,780,581. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2019, these securities represent 0.7% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2019, the market value of restricted securities was $11,532,154, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Restricted Securities	Acquisition Date	Shares	Cost	Value
Rivian Automotive, Inc. - Series D	12/23/19	274,442	$2,948,605	$2,948,605
Roofoods, Ltd. - Series F	09/12/17	7,253	2,564,447	2,818,879
Roofoods, Ltd. - Series G	05/06/19	169	70,625	70,625
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	405,600
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	2,808,000
WeWork Cos., Inc. - Class A	12/09/14-05/26/15	15,741	223,069	221,633
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	1,264,933
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	993,879

				$11,532,154

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$54,170,550	$—	$—	$54,170,550
Airlines	13,334,640	—	—	13,334,640
Auto Components	21,946,430	—	—	21,946,430
Banks	15,915,200	—	—	15,915,200
Biotechnology	64,048,950	—	—	64,048,950
Building Products	4,234,360	—	—	4,234,360
Capital Markets	56,860,750	—	—	56,860,750
Chemicals	28,206,500	—	—	28,206,500
Commercial Services & Supplies	6,627,670	—	—	6,627,670
Construction Materials	5,313,160	—	—	5,313,160
Consumer Finance	3,136,320	—	—	3,136,320
Containers & Packaging	52,296,310	—	—	52,296,310
Diversified Consumer Services	7,422,720	—	—	7,422,720
Electric Utilities	10,123,330	—	—	10,123,330
Electrical Equipment	22,086,700	—	—	22,086,700
Electronic Equipment, Instruments & Components	57,741,450	—	—	57,741,450
Entertainment	8,374,800	—	—	8,374,800
Food & Staples Retailing	20,653,310	—	—	20,653,310
Food Products	14,379,680	—	—	14,379,680
Gas Utilities	5,928,580	—	—	5,928,580
Health Care Equipment & Supplies	141,197,170	—	—	141,197,170
Health Care Providers & Services	8,404,660	—	—	8,404,660
Health Care Technology	5,485,740	—	—	5,485,740
Hotels, Restaurants & Leisure	100,313,020	—	—	100,313,020
Industrial Conglomerates	17,357,270	—	—	17,357,270
Insurance	69,311,240	—	—	69,311,240
Interactive Media & Services	27,651,210	—	—	27,651,210
Internet & Direct Marketing Retail	783,000	—	—	783,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$113,077,592	$—	$—	$113,077,592
Life Sciences Tools & Services	75,192,740	—	—	75,192,740
Machinery	88,210,220	—	—	88,210,220
Metals & Mining	8,549,580	—	—	8,549,580
Multi-Utilities	18,329,080	—	—	18,329,080
Multiline Retail	39,036,800	—	—	39,036,800
Oil, Gas & Consumable Fuels	37,164,730	—	3,213,600	40,378,330
Pharmaceuticals	47,323,730	—	—	47,323,730
Professional Services	77,040,540	—	—	77,040,540
Real Estate Management & Development	—	—	221,633	221,633
Road & Rail	15,648,520	—	—	15,648,520
Semiconductors & Semiconductor Equipment	96,790,670	—	—	96,790,670
Software	74,218,200	—	—	74,218,200
Specialty Retail	47,980,280	—	—	47,980,280
Textiles, Apparel & Luxury Goods	19,108,160	—	—	19,108,160
Total Common Stocks	1,600,975,562	—	3,435,233	1,604,410,795
Total Convertible Preferred Stocks*	—	—	8,096,921	8,096,921
Total Short-Term Investment*	71,179,798	—	—	71,179,798
Securities Lending Reinvestments
Certificates of Deposit	—	134,964,303	—	134,964,303
Commercial Paper	—	24,989,718	—	24,989,718
Mutual Funds	14,000,000	—	—	14,000,000
Repurchase Agreements	—	41,376,866	—	41,376,866
Time Deposits	—	5,000,000	—	5,000,000
Total Securities Lending Reinvestments	14,000,000	206,330,887	—	220,330,887
Total Investments	$1,686,155,360	$206,330,887	$11,532,154	$1,904,018,401

Collateral for Securities Loaned (Liability)	$—	$(220,291,736)	$—	$(220,291,736)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2019, transfers out of Level 3 into Level 1 in the amount of $1,144,623 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2018	Realized Gain	Change in Unrealized (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Balance as of December 31, 2019	Change in Unrealized Depreciation from Investments Held at December 31, 2019
Common Stocks
Oil, Gas & Consumable Fuels	$3,213,600	$—	$—	$—	$—	$—	$3,213,600	$—
Real Estate Management & Development	1,781,642	731,146	(1,284,217)	—	(1,006,938)	—	221,633	(1,284,217)
Convertible Preferred Stocks
Automobiles	—	—	—	2,948,605	—	—	2,948,605	—
Internet & Direct Marketing Retail	3,698,522	—	(879,644)	70,626	—	—	2,889,504	(879,644)
Real Estate Management & Development	8,311,723	—	(6,052,911)	—	—	—	2,258,812	(6,052,911)
Software	1,144,623	—	—	—	—	(1,144,623)	—	—

	$18,150,110	$731,146	$(8,216,772)	$3,019,231	$(1,006,938)	$(1,144,623)	$11,532,154	$(8,216,772)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,832,838,603
Affiliated investments at value (c)	71,179,798
Cash	1,300,000
Receivable for:
Investments sold	61,530
Fund shares sold	423,910
Dividends	625,454
Dividends on affiliated investments	101,925
Prepaid expenses	4,778

Total Assets	1,906,535,998
Liabilities
Collateral for securities loaned	220,291,736
Payables for:
Investments purchased	456,855
Fund shares redeemed	1,203,472
Accrued Expenses:
Management fees	1,004,447
Distribution and service fees	225,620
Deferred trustees’ fees	153,931
Other expenses	227,169

Total Liabilities	223,563,230

Net Assets	$1,682,972,768

Net Assets Consist of:
Paid in surplus	$981,891,110
Distributable earnings (Accumulated losses)	701,081,658

Net Assets	$1,682,972,768

Net Assets
Class A	$601,774,892
Class B	1,057,541,872
Class E	23,656,004
Capital Shares Outstanding*
Class A	53,528,771
Class B	105,106,116
Class E	2,245,049
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.24
Class B	10.06
Class E	10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $217,745,057.
(b)	Identified cost of investments, excluding affiliated investments, was $1,305,910,914.
(c)	Identified cost of affiliated investments was $71,179,798.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$13,520,324
Dividends from affiliated investments	1,939,500
Securities lending income	989,152

Total investment income	16,448,976
Expenses
Management fees	12,263,223
Administration fees	68,894
Custodian and accounting fees	122,261
Distribution and service fees—Class B	2,573,840
Distribution and service fees—Class E	34,270
Audit and tax services	49,642
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	114,889
Insurance	11,141
Miscellaneous	18,967

Total expenses	15,360,449
Less management fee waiver	(671,250)

Net expenses	14,689,199

Net Investment Income	1,759,777

Net Realized and Unrealized Gain
Net realized gain on :
Investments	175,464,924
Foreign currency transactions	101

Net realized gain	175,465,025

Net change in unrealized appreciation (depreciation) on:
Investments	259,970,922
Foreign currency transactions	(123)

Net change in unrealized appreciation	259,970,799

Net realized and unrealized gain	435,435,824

Net Increase in Net Assets From Operations	$437,195,601

(a)	Net of foreign withholding taxes of $22,425.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,759,777	$1,817,195
Net realized gain	175,465,025	276,428,927
Net change in unrealized appreciation (depreciation)	259,970,799	(292,784,125)

Increase (decrease) in net assets from operations	437,195,601	(14,538,003)

From Distributions to Shareholders
Class A	(94,762,308)	(80,236,054)
Class B	(181,476,446)	(151,992,970)
Class E	(3,885,022)	(3,284,881)

Total distributions	(280,123,776)	(235,513,905)

Increase (decrease) in net assets from capital share transactions	57,028,707	(65,212,600)

Total increase (decrease) in net assets	214,100,532	(315,264,508)

Net Assets
Beginning of period	1,468,872,236	1,784,136,744

End of period	$1,682,972,768	$1,468,872,236

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	1,493,296	$16,201,047	1,642,008	$19,137,564
Reinvestments	9,164,633	94,762,308	7,138,439	80,236,054
Redemptions	(8,910,447)	(99,474,971)	(13,243,654)	(158,965,971)

Net increase (decrease)	1,747,482	$11,488,384	(4,463,207)	$(59,592,353)

Class B
Sales	3,700,097	$36,834,251	3,278,927	$34,911,531
Reinvestments	19,576,747	181,476,446	14,814,129	151,992,970
Redemptions	(17,305,796)	(174,044,751)	(17,831,782)	(192,123,515)

Net increase (decrease)	5,971,048	$44,265,946	261,274	$(5,219,014)

Class E
Sales	172,313	$1,781,479	200,170	$2,294,250
Reinvestments	400,518	3,885,022	308,440	3,284,881
Redemptions	(419,202)	(4,392,124)	(536,984)	(5,980,364)

Net increase (decrease)	153,629	$1,274,377	(28,374)	$(401,233)

Increase (decrease) derived from capital shares transactions		$57,028,707		$(65,212,600)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$10.19		$11.92	$10.37	$11.39		$12.52

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.03	0.01	0.01	(b)	0.00 (c)
Net realized and unrealized gain (loss)	3.00		(0.12)	2.51	0.64		0.91

Total income (loss) from investment operations	3.03		(0.09)	2.52	0.65		0.91

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(1.95)		(1.64)	(0.97)	(1.67)		(2.04)

Total distributions	(1.98)		(1.64)	(0.97)	(1.67)		(2.04)

Net Asset Value, End of Period	$11.24		$10.19	$11.92	$10.37		$11.39

Total Return (%) (d)	31.42		(2.01)	25.13	6.52		6.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78	0.78	0.78		0.78
Net ratio of expenses to average net assets (%) (e)	0.74		0.74	0.74	0.73		0.74
Ratio of net investment income to average net assets (%)	0.27		0.26	0.11	0.11	(b)	0.02
Portfolio turnover rate (%)	21		24	25	26		25
Net assets, end of period (in millions)	$601.8		$527.7	$670.2	$590.7		$602.3

	Class B
	Year Ended December 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$9.29		$11.02	$9.68	$10.77		$11.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(c)	0.00 (c)	(0.02)	(0.01	)(b)	(0.03)
Net realized and unrealized gain (loss)	2.72		(0.09)	2.33	0.59		0.88

Total income (loss) from investment operations	2.72		(0.09)	2.31	0.58		0.85

Less Distributions
Distributions from net investment income	(0.00	)(f)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(1.95)		(1.64)	(0.97)	(1.67)		(2.04)

Total distributions	(1.95)		(1.64)	(0.97)	(1.67)		(2.04)

Net Asset Value, End of Period	$10.06		$9.29	$11.02	$9.68		$10.77

Total Return (%) (d)	31.07		(2.19)	24.74	6.22		6.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03		1.03	1.03	1.03		1.03
Net ratio of expenses to average net assets (%) (e)	0.99		0.99	0.99	0.98		0.99
Ratio of net investment income (loss) to average net assets (%)	0.02		0.01	(0.14)	(0.14	)(b)	(0.23)
Portfolio turnover rate (%)	21		24	25	26		25
Net assets, end of period (in millions)	$1,057.5		$920.9	$1,089.8	$994.8		$1,030.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Period	$9.65	$11.38	$9.96		$11.02		$12.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.01	(0.00	)(c)	(0.00	)(b)(c)	(0.02)
Net realized and unrealized gain (loss)	2.84	(0.10)	2.39		0.61		0.89

Total income (loss) from investment operations	2.85	(0.09)	2.39		0.61		0.87

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00		0.00		0.00
Distributions from net realized capital gains	(1.95)	(1.64)	(0.97)		(1.67)		(2.04)

Total distributions	(1.96)	(1.64)	(0.97)		(1.67)		(2.04)

Net Asset Value, End of Period	$10.54	$9.65	$11.38		$9.96		$11.02

Total Return (%) (d)	31.30	(2.11)	24.85		6.36		6.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93		0.93		0.93
Net ratio of expenses to average net assets (%) (e)	0.89	0.89	0.89		0.88		0.89
Ratio of net investment income (loss) to average net assets (%)	0.12	0.11	(0.04)		(0.04	)(b)	(0.13)
Portfolio turnover rate (%)	21	24	25		26		25
Net assets, end of period (in millions)	$23.7	$20.2	$24.1		$21.2		$22.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,376,866. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$330,260,360	$0	$536,898,664

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $1,065,568 in purchases and $1,965,857 in sales of investments, which are included above and resulted in net realized gains of $1,507,881.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $12,263,223.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2019 is as follows:

Security Description	Market Value December 31, 2018	Purchases	Sales	Ending Value as of December 31, 2019	Income earned from affiliates during the period	Number of shares held at December 31, 2019
T. Rowe Price Treasury Reserve Fund	$93,732,854	$195,071,064	$(217,624,120)	$71,179,798	$1,939,500	71,179,798

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,379,946,990

Gross unrealized appreciation	551,077,695
Gross unrealized depreciation	(27,006,284)

Net unrealized appreciation (depreciation)	$524,071,411

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$18,847,878	$13,036,353	$261,275,898	$222,477,552	$280,123,776	$235,513,905

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$7,077,941	$170,086,236	$524,071,411	$—	$701,235,588

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2019. The Board further considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the five-year period ended October 31, 2019, and underperformed its benchmark for the one-year and three-year periods ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 8.64% and 8.39%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 8.72%.

MARKET ENVIRONMENT / CONDITIONS

While there were a litany of downside risks facing markets this year, the dovish stance of global central banks overwhelmed any temporary disruptions, with equity markets responding positively to the mere suggestion of monetary accommodation. Looking back, in our view, it would have been a stretch to have predicted a year of over 30% returns for equities and nearly 9% for fixed income, knowing the myriad risks and policy uncertainty. The list of headline risks included heightened U.S.-China trade tensions, the longest U.S. auto workers’ strike in 50 years (at General Motors), repo market funding pressures, a U.S. presidential impeachment, ongoing Brexit (the U.K. proposal to leave the European Union) rancor, and a Venezuelan default. Trade effects were outsized in 2019, as the direction of talks, and ensuing market reaction, seemed to shift constantly and influence, the stock market ups and downs. However, the general trend tilted positive late in the year as trade negotiations picked up and near-term uncertainty came down. Not surprisingly, businesses remained skeptical in this environment, evidenced by sharp declines in survey-based measures of expectations, confidence, and spending decisions. Still, the dominating theme of 2019 was that U.S. Federal Reserve’s (the “Fed”) accommodation with three rate cuts over the year, leading to a sharp rise in net asset purchases which, having reached a post-crisis low of $77 billion in the early part of 2019, are estimated to grow by over $1 trillion by September 2020.

Notwithstanding soaring asset prices sustained by rate cuts and ongoing liquidity injections, the underlying fundamentals have not changed. Manufacturing data has been an area of particular concern, with the U.S. Institute for Supply Management survey in contractionary territory for five consecutive months, culminating in a December report that marked the worst reading since June 2009. Factory weakness is further reinforced by flagging seaport and airport activity, while the Eurozone also remained mired in an industrial recession (even for the traditional stalwart, Germany). Furthermore, corporate profit margins have been compressed for several quarters, accompanied by declines in capital investment, increases in share buybacks, and debt-financed mergers and acquisitions activities, all while debt levels persisted at historical highs and underwriting standards for corporate credit and loans deteriorated.

Capping off an impressive year, the S&P 500 Index soared 31.49% in 2019. In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index return amounted to a historically robust 8.7%. Broadly, U.S. fixed income sectors generated strong gains on the year, as U.S. Treasury rates collapsed across the curve. The 1-year note was down 103 basis points (“bps”), while 10-year and 30-year yields dropped by 77 bps and 63 bps, respectively. Investment Grade Corporates were a standout performer in 2019, as unrelenting global investor demand compressed spreads to cycle tights of 93 bps. The sector returned 14.5% for the year with 676 bps of positive excess return versus duration matched Treasuries. Similarly, High Yield corporates were up 14.3% for the year, with a staggering 934 bps of excess return over duration matched Treasuries and outpacing all other fixed income assets. Notably, investors showed signs of discernment in the High Yield market, as considerable dispersion characterized the sector throughout the year. In terms of credit quality, CCC-rated bonds lagged BB-rated for the better part of the year, ultimately trailing by nearly 600 bps with a total return of 9.5% versus a BB-rated return of 15.5%. Securitized Products also fared well for the year, led by Commercial Mortgage-Backed Securities (“CMBS”) which delivered total returns of 8.3% in 2019, powered by the strength in the private label space which outperformed duration matched Treasuries by over 240 bps. On the residential side, Non-Agency Mortgage-Backed Securities (“MBS”) and Agency MBS were up 7.0% and 6.4%, respectively, followed by Asset-Backed Securities (“ABS”) with a gain of 4.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio gained 8.64% for the one-year period ending December 31, 2019, slightly underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) by approximately 8 bps. For the year, an underweight to outperforming non-U.S. Sovereigns as well as Investment Grade Corporates was a drag, particularly in Technology and Banking as both sectors outpaced U.S. Treasuries by over 590 bps in 2019 – not the best performing Corporates, but still ahead of the Index. However, boosting Portfolio performance was the emphasis on Consumer Non-Cyclicals, Finance Companies, and Communications from both a sector allocation and issue selection standpoint, as these were among the better performers in the Investment Grade Corporate space, while reductions were made during the year in Communications to realize gains. Away from Credits, additional contributions came from Securitized Products. More specifically, issue selection among Residential MBS, particularly Non-Agency MBS, rewarded performance given sustained demand and consistent positive total returns for the sector as housing fundamentals remained largely favorable (i.e. steady home price appreciation, albeit slowing).

For the one-year period ending December 31, 2019, the Portfolio maintained a slight allocation to futures and interest rate swaps, which were used for duration and yield curve management. The allocation to these derivatives had a modestly positive impact on Portfolio performance during the period.

At the end of the reporting period, the Portfolio’s duration profile was targeted at roughly neutral relative to the Index. Across sectors, the Portfolio continued to underweight Governments as the yield profile, despite lower risk, remained unattractive relative to other opportunities. Within the Credit allocation, positioning was defensive with minimal exposure to the more vulnerable

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

(i.e., “breakable”) issuers and industries. Holdings emphasized Consumer Non-Cyclicals such as Pharmaceuticals, Healthcare, and Food and Beverage, and have moved subtly towards higher conviction names. Exposure to Banking was reduced throughout the year as yield premiums came down, consistent with our value discipline, and the Portfolio was positioned to add opportunistically during bouts of volatility when prices look relatively more attractive. Outside of credit, senior parts of the Securitized market still offered opportunities for attractive risk-adjusted returns, though we remained vigilant to pockets of looser underwriting standards, particularly in current vintage CMBS. Residential MBS also remains an area to pick up relatively reliable yield, particularly in the legacy Non-Agency MBS space, which continued to present attractive risk-adjusted return potential despite a shrinking market. Agency MBS positioning was modestly ahead of the Index, though the composition shifted among coupon and collateral type based on valuations and currently remained focused on low coupon 30-year conventional bonds. Finally, the Portfolio’s ABS position was centered on super-senior issues backed by Government-Guaranteed Student Loan collateral.

Rivelle, Tad

Whalen, Bryan

Landmann, Laird

Kane, Stephen

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	8.64	2.92
Class B	8.39	2.73
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	2.99

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	62.7
Corporate Bonds & Notes	21.1
Asset-Backed Securities	10.0
Mortgage-Backed Securities	5.5
Municipals	0.3

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.45%	$1,000.00	$1,023.50	$2.30
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B (a)	Actual	0.70%	$1,000.00	$1,022.50	$3.57
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies — 62.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—32.8%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/34	17,454,548	$17,602,595
2.500%, 01/01/35	15,970,000	16,105,460
3.000%, 06/01/32	1,515,491	1,555,353
Fannie Mae 30 Yr. Pool
3.000%, 07/01/45	16,057,193	16,539,015
3.500%, 01/01/48	10,623,468	11,052,495
3.500%, 02/01/48	6,586,559	6,854,824
4.000%, 06/01/47	4,770,930	5,003,805
4.500%, 02/01/46	3,857,062	4,144,766
4.500%, 05/01/48	15,531,201	16,372,856
4.500%, 08/01/48	3,040,901	3,204,685
Fannie Mae Pool
2.950%, 05/01/31	4,126,654	4,252,120
3.000%, 10/01/49	9,155,643	9,206,767
3.030%, 03/01/31	1,027,037	1,061,493
3.210%, 11/01/37	5,438,586	5,631,178
3.320%, 08/01/26	1,895,000	2,009,133
3.450%, 05/01/34	4,065,000	4,361,967
3.490%, 02/01/33	4,000,000	4,314,304
3.500%, 01/01/44	5,644,694	5,930,868
3.580%, 03/01/27	2,728,247	2,932,518
3.690%, 05/01/30	8,760,000	9,504,628
4.000%, 08/01/42	1,010,584	1,075,319
Fannie Mae REMICS (CMO)
3.000%, 06/25/48	8,857,497	8,941,398
3.500%, 01/25/47	14,675,384	15,190,237
3.500%, 06/25/47	6,038,398	6,256,833
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/31	5,581,043	5,660,442
2.500%, 07/01/32	3,722,653	3,765,202
3.000%, 03/01/31	1,985,648	2,044,986
3.000%, 06/01/33	775,080	796,845
3.500%, 11/01/33	4,791,484	4,972,321
3.500%, 01/01/34	6,443,674	6,701,525
Freddie Mac 30 Yr. Gold Pool
3.000%, 06/01/46	7,597,545	7,780,970
3.000%, 09/01/46	2,983,263	3,059,433
3.000%, 10/01/46	9,126,371	9,346,907
3.000%, 11/01/46	12,084,019	12,376,027
3.000%, 01/01/47	13,692,686	14,023,566
3.000%, 02/01/47	1,765,129	1,807,761
3.000%, 01/01/48	3,014,689	3,076,948
3.500%, 04/01/45	5,681,578	6,059,030
3.500%, 11/01/45	1,071,363	1,119,314
3.500%, 06/01/46	3,898,945	4,069,956
3.500%, 08/01/46	3,438,087	3,612,021
3.500%, 04/01/47	13,902,746	14,709,799
3.500%, 12/01/47	15,861,190	16,781,987
3.500%, 01/01/48	23,076,461	24,605,664
3.500%, 03/01/48	42,581,771	44,839,605
4.000%, 01/01/45	4,448,777	4,815,717
4.000%, 12/01/45	10,374,984	11,155,170
4.000%, 03/01/48	936,652	1,002,358
4.000%, 06/01/48	1,461,419	1,559,998
4.000%, 11/01/48	1,735,791	1,851,758
4.000%, 01/01/49	8,668,104	9,241,737

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/48	6,799,743	7,170,953
5.000%, 06/01/48	1,770,152	1,893,946
5.000%, 08/01/48	338,342	361,823
5.000%, 10/01/48	3,677,456	3,932,781
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
3.750%, 04/25/33	5,465,000	6,019,810
3.950%, 11/25/33 (b)	7,950,000	8,944,485
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	3,821,034	3,881,924
Ginnie Mae II 30 Yr. Pool
3.000%, 10/20/46	2,729,084	2,814,960
3.000%, 12/20/46	8,348,146	8,614,361
3.000%, 04/20/47	1,582,053	1,628,427
3.000%, 11/20/47	9,912,743	10,199,623
3.000%, TBA (a)	9,725,000	9,982,894
3.500%, 04/20/46	5,952,138	6,197,508
3.500%, 05/20/46	2,703,415	2,816,238
3.500%, 06/20/46	610,680	635,144
3.500%, 11/20/46	8,890,681	9,236,187
3.500%, 01/20/47	1,588,423	1,646,108
3.500%, 09/20/47	3,672,319	3,814,017
3.500%, 11/20/47	13,120,515	13,615,439
3.500%, 12/20/47	7,465,714	7,754,356
3.500%, 02/20/48	10,630,383	11,039,425
4.000%, 11/20/47	3,717,717	3,881,543
4.000%, 12/20/47	3,424,830	3,575,932
4.000%, 03/20/48	2,933,298	3,062,987
4.000%, 10/20/48	6,008,250	6,257,992
4.500%, 02/20/47	5,366,960	5,682,699
4.500%, 06/20/47	9,913,940	10,558,707
5.000%, 06/20/47	4,476,210	4,805,432
5.000%, 09/20/47	2,681,609	2,878,103
Ginnie Mae II Pool
3.000%, 10/20/49	9,065,609	9,167,778
3.500%, 07/20/49	2,682,076	2,722,600
Government National Mortgage Association (CMO) 3.500%, 09/20/48	3,875,611	4,026,906
Uniform Mortgage-Backed Securities
3.000%, TBA (a)	18,300,000	18,548,002
5.000%, TBA (a)	2,600,000	2,779,845

		600,090,599

U.S. Treasury—29.9%
U.S. Treasury Bond 2.375%, 11/15/49 (c)	81,655,000	81,288,053
U.S. Treasury Inflation Indexed Bond 1.000%, 02/15/49 (c) (d)	19,830,647	22,028,733
U.S. Treasury Inflation Indexed Notes
0.125%, 07/15/24 (d)	2,687,650	2,703,489
0.125%, 10/15/24 (d)	16,067,579	16,159,189
0.250%, 07/15/29 (d)	20,325,022	20,520,021
U.S. Treasury Notes
1.500%, 10/31/21 (c)	27,711,000	27,665,522
1.500%, 11/30/21 (c)	42,225,000	42,156,367

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 10/31/24 (c)	116,961,000	$115,874,563
1.500%, 11/30/24 (c)	170,235,000	168,691,508
1.750%, 11/15/29 (c)	51,795,000	50,972,553

		548,059,998

Total U.S. Treasury & Government Agencies (Cost $1,137,583,853)		1,148,150,597

Corporate Bonds & Notes—21.1%

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,500,000	1,590,595

Agriculture—0.4%
BAT Capital Corp.
4.390%, 08/15/37	830,000	838,738
4.540%, 08/15/47	3,370,000	3,379,394
Reynolds American, Inc.
5.850%, 08/15/45	1,805,000	2,066,177
6.875%, 05/01/20	1,000,000	1,015,979

		7,300,288

Airlines—0.3%
America West Airlines Pass-Through Trust
7.100%, 04/02/21 (c)	313,429	322,023
8.057%, 07/02/20	375,894	386,726
American Airlines Pass-Through Trust
4.000%, 07/15/25	1,135,618	1,189,504
4.950%, 01/15/23	496,609	517,546
U.S. Airways Pass-Through Trust
6.250%, 04/22/23	1,511,678	1,638,892
7.076%, 03/20/21	848,670	880,501

		4,935,192

Auto Manufacturers—1.7%
Daimler Finance North America LLC
2.000%, 07/06/21 (144A)	1,845,000	1,841,022
2.200%, 10/30/21 (144A)	2,835,000	2,838,837
Ford Motor Credit Co. LLC
2.459%, 03/27/20	3,000,000	3,000,923
2.881%, 3M LIBOR + 0.880%, 10/12/21 (b)	2,205,000	2,186,080
3.219%, 01/09/22	1,000,000	1,006,994
3.339%, 03/28/22	2,155,000	2,175,728
3.813%, 10/12/21	1,105,000	1,125,169
5.596%, 01/07/22	4,986,000	5,252,642
5.875%, 08/02/21 (c)	2,560,000	2,679,469
8.125%, 01/15/20	4,175,000	4,182,805
General Motors Co. 4.875%, 10/02/23	3,330,000	3,572,305
General Motors Financial Co., Inc. 3.200%, 07/13/20	860,000	863,927

		30,725,901

Banks—2.2%
Bank of America Corp.
2.738%, 3M LIBOR + 0.370%, 01/23/22 (b)	1,673,000	1,685,479
3.004%, 3M LIBOR + 0.790%, 12/20/23 (b)	6,478,000	6,634,111
Goldman Sachs Group, Inc. (The) 3.272%, 3M LIBOR + 1.201%, 09/29/25 (b)	3,350,000	3,465,125
JPMorgan Chase & Co.
3.559%, 3M LIBOR + 0.730%, 04/23/24 (b)	2,323,000	2,419,493
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b)	3,685,000	3,927,503
Lloyds Banking Group plc
2.858%, 3M LIBOR + 1.249%, 03/17/23 (b)	2,795,000	2,828,998
2.907%, 3M LIBOR + 0.810%, 11/07/23 (b)	2,515,000	2,551,487
Morgan Stanley 3.875%, 01/27/26	2,010,000	2,157,094
Santander UK Group Holdings plc 3.571%, 01/10/23	1,200,000	1,228,119
Wells Fargo & Co.
2.406%, 3M LIBOR + 0.825%, 10/30/25 (b)	2,095,000	2,095,000
2.600%, 07/22/20	5,175,000	5,194,686
Wells Fargo Bank N.A. 2.082%, 3M LIBOR + 0.650%, 09/09/22 (b) (c)	6,260,000	6,269,324

		40,456,419

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 02/01/46	1,834,000	2,168,959
Bacardi, Ltd.
4.700%, 05/15/28 (144A) (c)	1,105,000	1,203,086
5.300%, 05/15/48 (144A) (c)	1,105,000	1,280,146

		4,652,191

Biotechnology—0.2%
Amgen, Inc. 4.400%, 05/01/45	1,525,000	1,711,903
Biogen, Inc. 5.200%, 09/15/45	1,100,000	1,324,773

		3,036,676

Chemicals—0.2%
International Flavors & Fragrances, Inc. 5.000%, 09/26/48	2,555,000	2,892,271

Commercial Services—0.2%
IHS Markit, Ltd.
4.750%, 02/15/25 (144A)	1,000,000	1,092,420
4.750%, 08/01/28	1,500,000	1,670,647
5.000%, 11/01/22 (144A)	1,535,000	1,635,450

		4,398,517

Diversified Financial Services—1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.950%, 02/01/22 (c)	2,480,000	2,561,515
GE Capital International Funding Co.
2.342%, 11/15/20	9,130,000	9,136,892
4.418%, 11/15/35	9,760,000	10,392,212

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	2,820,000	$2,952,540
5.500%, 02/15/24 (144A)	810,000	889,307
Raymond James Financial, Inc. 4.950%, 07/15/46	1,635,000	1,906,097

		27,838,563

Electric—2.2%
Appalachian Power Co.
3.300%, 06/01/27	760,000	788,337
4.450%, 06/01/45	1,440,000	1,644,843
Duke Energy Carolinas LLC
4.250%, 12/15/41	2,300,000	2,622,675
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	1,128,197
4.100%, 03/15/43	2,325,000	2,597,511
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,344,102
El Paso Electric Co. 3.300%, 12/15/22	825,000	829,263
Entergy Corp. 4.000%, 07/15/22 (c)	3,000,000	3,130,322
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	2,572,492
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,682,716
International Transmission Co. 4.625%, 08/15/43	2,750,000	3,155,922
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,116,336
PacifiCorp 3.350%, 07/01/25	2,000,000	2,088,604
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	583,611
4.150%, 04/15/25 (144A)	2,800,000	2,977,268
Public Service Co. of New Mexico 3.850%, 08/01/25 (c)	3,135,000	3,266,856
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	3,278,896
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,478,024

		41,285,975

Food—0.9%
Campbell Soup Co. 2.394%, 3M LIBOR + 0.500%, 03/16/20 (b)	3,250,000	3,250,966
Kraft Heinz Foods Co.
4.875%, 10/01/49 (144A)	3,955,000	4,162,044
5.000%, 06/04/42	1,765,000	1,881,311
5.200%, 07/15/45	4,760,000	5,155,151
Kroger Co. (The) 5.400%, 01/15/49	2,065,000	2,515,188

		16,964,660

Gas—0.3%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	4,160,906
Spire, Inc. 4.700%, 08/15/44 (c)	1,000,000	1,135,646

		5,296,552

Healthcare-Services—1.3%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	2,031,186
Anthem, Inc. 3.650%, 12/01/27	2,235,000	2,364,024
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,243,228
HCA, Inc.
5.000%, 03/15/24	2,000,000	2,184,603
5.125%, 06/15/39	995,000	1,098,101
5.250%, 04/15/25	1,000,000	1,117,827
5.250%, 06/15/49	3,200,000	3,566,910
Humana, Inc.
3.950%, 08/15/49	880,000	919,192
4.950%, 10/01/44	140,000	164,928
New York and Presbyterian Hospital (The) 3.563%, 08/01/36 (c)	4,490,000	4,586,239
NYU Hospitals Center 4.428%, 07/01/42	1,756,000	1,973,582
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26 (c)	1,015,000	1,023,859
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	2,302,578

		24,576,257

Insurance—0.4%
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (b) (c)	3,530,000	4,064,668
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (b) (c)	3,500,000	3,648,848

		7,713,516

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	715,000	891,662
Time Warner Cable LLC 5.875%, 11/15/40	4,375,000	5,009,789
ViacomCBS, Inc. 3.700%, 06/01/28	1,548,000	1,624,088

		7,525,539

Miscellaneous Manufacturing—0.4%
General Electric Co.
4.625%, 01/07/21	3,330,000	3,404,185
5.500%, 01/08/20	2,000,000	2,000,723
5.550%, 05/04/20	1,600,000	1,617,172

		7,022,080

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.7%
EQT Corp. 3.900%, 10/01/27 (c)	405,000	$378,810
Hess Corp. 5.800%, 04/01/47 (c)	1,000,000	1,221,334
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	1,169,025
Occidental Petroleum Corp. 4.500%, 07/15/44	620,000	624,452
Petroleos Mexicanos
6.625%, 06/15/35	1,045,000	1,070,602
6.750%, 09/21/47	3,228,000	3,234,069
7.690%, 01/23/50 (144A)	4,605,000	5,025,621

		12,723,913

Packaging & Containers—0.2%
Amcor Finance USA, Inc.
3.625%, 04/28/26 (144A)	2,625,000	2,694,721
4.500%, 05/15/28 (144A)	450,000	480,734

		3,175,455

Pharmaceuticals—2.3%
AbbVie, Inc.
4.250%, 11/21/49 (144A)	3,745,000	3,941,400
4.400%, 11/06/42	2,100,000	2,266,251
4.450%, 05/14/46	1,038,000	1,108,518
4.875%, 11/14/48	600,000	687,081
Allergan Finance LLC 3.250%, 10/01/22 (c)	1,435,000	1,466,001
Allergan Funding SCS 4.550%, 03/15/35	775,000	845,372
Bayer U.S. Finance LLC
4.375%, 12/15/28 (144A) (c)	7,735,000	8,432,478
4.400%, 07/15/44 (144A)	1,205,000	1,217,917
4.625%, 06/25/38 (144A) (c)	1,250,000	1,355,521
4.875%, 06/25/48 (144A)	1,130,000	1,291,702
Becton Dickinson & Co.
2.836%, 3M LIBOR + 0.875%, 12/29/20 (b)	2,250,000	2,251,105
2.894%, 06/06/22	1,720,000	1,747,846
Cigna Corp.
3.050%, 10/15/27 (144A)	3,350,000	3,393,390
4.900%, 12/15/48	1,980,000	2,357,805
CVS Health Corp.
3.875%, 07/20/25	1,950,000	2,074,977
5.050%, 03/25/48	5,495,000	6,492,239
5.125%, 07/20/45	1,200,000	1,419,571

		42,349,174

Pipelines—1.3%
Enbridge Energy Partners L.P. 5.875%, 10/15/25	850,000	990,549
Energy Transfer Operating L.P.
5.150%, 03/15/45	3,355,000	3,522,865
6.500%, 02/01/42	700,000	830,769

Pipelines—(Continued)
Plains All American Pipeline L.P. / PAA Finance Corp.
4.500%, 12/15/26	1,000,000	1,064,017
4.650%, 10/15/25	2,340,000	2,504,804
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A)	3,000,000	2,987,238
Ruby Pipeline LLC 6.500%, 04/01/22 (144A) (c)	3,674,242	3,797,172
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	538,000	605,408
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	3,939,929
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,306,117

		23,548,868

Real Estate Investment Trusts—1.4%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23	1,500,000	1,562,277
4.125%, 07/01/24	2,750,000	2,930,750
GLP Capital L.P. / GLP Financing II, Inc.
4.000%, 01/15/30	1,250,000	1,275,875
5.300%, 01/15/29	265,000	294,336
5.375%, 04/15/26	3,160,000	3,493,064
5.750%, 06/01/28	2,000,000	2,270,800
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,909,147
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26 (c)	1,885,000	1,965,791
Healthpeak Properties, Inc. 4.250%, 11/15/23	1,509,000	1,609,267
Life Storage L.P. 3.875%, 12/15/27	2,500,000	2,634,068
SL Green Operating Partnership L.P. 3.250%, 10/15/22	2,038,000	2,087,192
Ventas Realty L.P.
3.125%, 06/15/23	590,000	604,775
3.250%, 10/15/26	2,500,000	2,557,215
Welltower, Inc. 3.750%, 03/15/23	1,000,000	1,042,909

		26,237,466

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,750,000	2,825,491
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26	1,100,000	1,118,086
4.800%, 11/18/44	1,975,000	1,996,272

		5,939,849

Savings & Loans—0.1%
Nationwide Building Society
3.622%, 3M LIBOR + 1.181%, 04/26/23 (144A) (b)	1,425,000	1,465,197
3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (b)	100,000	103,471

		1,568,668

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22 (c)	4,045,000	$4,103,279
Broadcom, Inc. 3.125%, 10/15/22 (144A)	1,000,000	1,018,251

		5,121,530

Telecommunications—1.5%
AT&T, Inc.
4.800%, 06/15/44 (c)	1,825,000	2,076,445
4.850%, 03/01/39	1,368,000	1,574,108
5.250%, 03/01/37	7,415,000	8,840,015
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.360%, 09/20/21 (144A)	1,017,188	1,026,240
4.738%, 03/20/25 (144A)	5,475,000	5,797,915
5.152%, 03/20/28 (144A)	1,000,000	1,090,000
Verizon Communications, Inc. 5.250%, 03/16/37	390,000	488,707
Vodafone Group plc
4.250%, 09/17/50	900,000	936,360
4.875%, 06/19/49 (c)	2,740,000	3,167,686
5.250%, 05/30/48	1,500,000	1,802,921

		26,800,397

Total Corporate Bonds & Notes (Cost $362,833,212)		385,676,512

Asset-Backed Securities—10.0%

Asset-Backed - Home Equity—1.5%
Asset Backed Securities Corp. Home Equity Loan Trust 1.952%, 1M LIBOR + 0.160%, 05/25/36 (b)	1,531,513	1,524,904
Asset-Backed Funding Certificates Trust
1.932%, 1M LIBOR + 0.140%, 09/25/36 (b)	3,957,811	3,890,271
2.422%, 1M LIBOR + 0.630%, 03/25/35 (b)	1,940,484	1,941,209
JPMorgan Mortgage Acquisition Corp. 2.497%, 1M LIBOR + 0.705%, 06/25/35 (b)	4,067,459	4,073,908
MASTR Asset-Backed Securities Trust 2.392%, 1M LIBOR + 0.600%, 01/25/36 (b)	2,038,042	2,040,450
New Century Home Equity Loan Trust 2.572%, 1M LIBOR + 0.780%, 08/25/34 (b)	8,251,138	8,221,888
Option One Mortgage Loan Trust
2.452%, 1M LIBOR + 0.660%, 05/25/35 (b)	2,144,564	2,146,802
2.232%, 1M LIBOR + 0.440%, 11/25/35 (b)	4,016,433	4,019,827

		27,859,259

Asset-Backed - Other—3.1%
Ameriquest Mortgage Securities Trust 2.182%, 1M LIBOR + 0.390%, 03/25/36 (b)	3,435,866	3,429,680
Ammc CLO 19, Ltd. 3.141%, 3M LIBOR + 1.140%, 10/16/28 (144A) (b)	3,000,000	3,000,009
Atrium XII 2.783%, 3M LIBOR + 0.830%, 04/22/27 (144A) (b)	5,200,000	5,190,338

Asset-Backed - Other—(Continued)
Dryden 71 CLO, Ltd. 3.151%, 3M LIBOR + 1.150%, 01/15/29 (144A) (b)	1,600,000	1,600,013
GSAMP Trust 2.472%, 1M LIBOR + 0.680%, 10/25/34 (b)	3,675,158	3,640,903
LCM XIII LP 3.106%, 3M LIBOR + 1.140%, 07/19/27 (144A) (b)	4,700,000	4,686,187
Morgan Stanley ABS Capital I, Inc. Trust 2.212%, 1M LIBOR + 0.420%, 11/25/35 (b)	5,000,000	4,977,296
Popular ABS Mortgage Pass-Through Trust 2.182%, 1M LIBOR + 0.390%, 02/25/36 (b)	10,190,419	10,141,262
Riserva CLO, Ltd. 3.143%, 3M LIBOR + 1.140%, 10/18/28 (144A) (b)	4,600,000	4,598,868
Structured Asset Investment Loan Trust 2.592%, 1M LIBOR + 0.800%, 07/25/34 (b)	2,679,534	2,651,397
Structured Asset Securities Corp. Mortgage Loan Trust 2.512%, 1M LIBOR + 0.720%, 07/25/35 (b)	2,358,220	2,359,955
Towd Point Mortgage Trust
2.500%, 11/25/60 (144A) (b)	2,822,117	2,814,475
2.750%, 10/25/56 (144A) (b)	7,876,753	7,928,499

		57,018,882

Asset-Backed - Student Loan—5.4%
Navient Student Loan Trust
2.842%, 1M LIBOR + 1.050%, 07/26/66 (144A) (b)	5,600,000	5,556,168
3.292%, 1M LIBOR + 1.500%, 10/25/58 (b)	2,470,000	2,357,982
Nelnet Student Loan Trust 2.662%, 1M LIBOR + 0.870%, 09/26/67 (144A) (b)	4,466,183	4,440,119
SLC Student Loan Trust
2.054%, 3M LIBOR + 0.160%, 09/15/39 (b)	11,000,000	10,462,821
2.054%, 3M LIBOR + 0.160%, 03/15/55 (b)	8,310,000	7,841,785
SLM Student Loan Trust
2.000%, 3M LIBOR + 0.060%, 01/25/22 (b)	9,154,260	8,890,911
2.270%, 3M LIBOR + 0.330%, 01/25/22 (b)	3,507,549	3,406,494
2.310%, 3M LIBOR + 0.370%, 01/25/40 (b)	3,990,302	3,653,892
2.490%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	5,700,000	5,600,156
2.542%, 1M LIBOR + 0.750%, 05/26/26 (b)	6,437,719	6,374,760
2.542%, 1M LIBOR + 0.750%, 01/25/45 (144A) (b)	3,234,523	3,173,654
2.690%, 3M LIBOR + 0.750%, 10/25/40 (b)	10,240,000	9,942,903
3.040%, 3M LIBOR + 1.100%, 07/25/23 (b)	6,628,580	6,583,548
3.094%, 3M LIBOR + 1.200%, 12/15/33 (144A) (b)	4,878,586	4,812,870
3.440%, 3M LIBOR + 1.500%, 04/25/23 (b)	3,055,447	3,063,854
3.592%, 1M LIBOR + 1.800%, 09/25/43 (b)	5,800,000	5,514,382
Wachovia Student Loan Trust 2.110%, 3M LIBOR + 0.170%, 04/25/40 (144A) (b)	6,973,563	6,668,897

		98,345,196

Total Asset-Backed Securities (Cost $180,418,871)		183,223,337

Mortgage-Backed Securities—5.5%

Collateralized Mortgage Obligations—3.8%
Banc of America Funding Trust 2.500%, 03/25/40 (144A) (b)	5,907,882	5,872,369

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust 1.888%, 1M LIBOR + 0.180%, 05/26/36 (144A) (b)	291,458	$292,533
CIM Trust
3.000%, 10/25/59 (144A) (b)	8,878,934	8,930,408
3.750%, 07/25/58 (144A) (b)	7,879,350	7,960,710
Citigroup Mortgage Loan Trust, Inc. 1.934%, 1M LIBOR + 0.210%, 05/20/47 (144A) (b)	87,080	87,114
Credit Suisse Mortgage Trust
1.924%, 1M LIBOR + 0.000%, 04/27/47 (144A) (b)	1,280,974	1,265,700
3.247%, 09/27/46 (144A) (b)	1,855,655	1,835,734
3.850%, 09/25/57 (144A) (b)	8,954,701	9,325,476
3.895%, 01/27/36 (144A) (b)	219,465	220,821
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	8,370,867	8,643,928
Morgan Stanley Resecuritization Trust
2.607%, 1M LIBOR + 0.450%, 08/26/47 (144A) (b)	2,477,093	2,462,339
3.917%, 08/26/47 (144A) (b)	4,907,298	4,938,830
Nomura Resecuritization Trust
2.008%, 1M LIBOR + 0.300%, 08/26/37 (144A) (b)	944,658	940,745
2.228%, 11/26/35 (144A) (b)	3,685,057	3,679,967
2.527%, 1M LIBOR + 0.426%, 02/25/37 (144A) (b)	1,497,549	1,480,106
3.860%, 03/26/37 (144A) (b)	1,116,073	1,121,930
Structured Adjustable Rate Mortgage Loan Trust 2.467%, 1M LIBOR + 0.675%, 01/25/35 (b)	726,108	724,319
WaMu Mortgage Pass-Through Certificates Trust
2.082%, 1M LIBOR + 0.290%, 10/25/45 (b)	4,310,905	4,241,132
4.505%, 06/25/34 (b)	6,310,903	6,336,724

		70,360,885

Commercial Mortgage-Backed Securities—1.7%
BAMLL Commercial Mortgage Securities Trust 4.091%, 08/10/38 (144A) (b)	3,265,000	3,612,820
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,160,000	2,240,294
BX Commercial Mortgage Trust 3.202%, 12/09/41 (144A)	895,000	919,600
CALI Mortgage Trust 3.957%, 03/10/39 (144A)	2,200,000	2,399,548
Century Plaza Towers 2.865%, 11/13/39 (144A)	1,730,000	1,735,946
Commercial Mortgage Trust
3.545%, 02/10/36 (144A)	1,865,000	1,954,019
3.611%, 08/10/49 (144A) (b)	1,810,000	1,905,605
4.353%, 08/10/30 (144A)	1,845,000	1,951,887
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,873,699
Hudson Yards Mortgage Trust
3.041%, 12/10/41 (144A)	1,850,000	1,878,950
3.228%, 07/10/39 (144A)	1,875,000	1,938,354
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	2,089,623
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	2,324,348
RBS Commercial Funding, Inc. Trust 3.834%, 01/15/32 (144A) (b)	2,475,000	2,580,291

Commercial Mortgage-Backed Securities—(Continued)
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (b)	1,519,000	1,537,836
4.144%, 01/05/43 (144A) (b)	260,000	268,626

		31,211,446

Total Mortgage-Backed Securities (Cost $99,930,974)		101,572,331

Municipals—0.3%
New York City Transitional Finance Authority, Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,391,250
5.267%, 05/01/27	2,150,000	2,538,139
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	2,326,573

Total Municipals (Cost $5,939,439)		6,255,962

Short-Term Investments—1.7%

Commercial Paper—0.3%
Ford Motor Credit Co. 3.212%, 10/14/20 (e)	5,315,000	5,187,865

Mutual Fund—1.3%
State Street Institutional Liquid Reserves Fund, Trust Class, 1.680% (f)	24,383,472	24,385,910

U.S. Treasury—0.1%
U.S. Treasury Bill 1.536%, 03/19/20 (e) (g)	1,980,000	1,973,725

Total Short-Term Investments (Cost $31,544,186)		31,547,500

Securities Lending Reinvestments (h)—15.9%

Certificates of Deposit—6.8%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China
2.250%, 01/24/20	5,000,000	5,000,005
2.280%, 03/11/20	3,000,000	2,999,874
Bank of Montreal (Chicago)
1.710%, SOFR + 0.170%, 02/07/20 (b)	2,000,000	1,999,910
1.790%, SOFR + 0.250%, 07/10/20 (b)	1,000,000	1,000,926
1.950%, SOFR + 0.410%, 10/02/20 (b)	1,000,000	999,999
Bank of Nova Scotia 1.910%, 1M LIBOR + 0.170%, 05/15/20 (b)	5,000,000	4,999,555
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (b)	10,000,000	9,999,400
BNP Paribas S.A. New York 2.050%, 1M LIBOR + 0.340%, 10/09/20 (b)	7,000,000	7,003,724

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Montreal (Chicago)
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (b)	5,995,114	$6,001,260
Chiba Bank, Ltd.
1.980%, 01/24/20	4,000,000	4,000,020
2.000%, 01/15/20	1,000,000	1,000,011
2.080%, 02/13/20	5,000,000	5,000,120
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.300%, 01/23/20	2,000,000	2,000,362
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (b)	5,000,000	5,000,150
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (b)	1,000,000	999,997
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (b)	3,000,000	3,001,527
DNB Bank ASA 2.020%, 03/10/20	1,000,000	1,000,092
Industrial & Commercial Bank of China Corp. 2.320%, 01/07/20	4,000,000	4,000,180
KBC Bank NV
Zero Coupon, 02/28/20	1,986,911	1,994,460
2.080%, 03/12/20	1,000,000	1,000,230
MUFG Bank Ltd. 1.955%, 1M LIBOR + 0.170%, 02/24/20 (b)	5,000,000	4,999,920
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (b)	3,000,000	2,999,850
Norinchukin Bank, New York Zero Coupon, 01/14/20	994,537	999,330
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (b)	5,000,000	5,000,250
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (b)	5,000,000	4,999,980
Standard Chartered Bank 1.900%, FEDEFF PRV + 0.350%, 02/26/20 (b)	5,000,000	4,999,985
Sumitomo Mitsui Banking Corp. 1.950%, 04/22/20	2,000,000	2,000,016
Svenska Handelsbanken AB
1.884%, 1M LIBOR + 0.180%, 06/05/20 (b)	3,000,000	2,999,841
2.016%, 3M LIBOR + 0.110%, 12/03/20 (b)	5,000,000	4,998,100
Toronto-Dominion Bank
1.900%, FEDEFF PRV + 0.350%, 07/31/20 (b)	5,500,000	5,497,723
Wells Fargo Bank N.A. 1.900%, FEDEFF PRV + 0.350%, 08/20/20 (b)	5,000,000	5,000,000
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (b)	7,000,000	6,999,981

		124,497,346

Commercial Paper—1.9%
Bank of China, Ltd. 2.280%, 03/09/20	3,977,200	3,984,068
China Construction Bank Corp. 2.300%, 01/17/20	2,982,367	2,997,120
Landesbank Baden-Württemberg 1.950%, 01/02/20	4,997,563	4,999,535

Commercial Paper—(Continued)
Royal Bank of Canada 2.146%, 3M LIBOR + 0.160%, 01/14/20 (b)	2,000,000	2,000,184
Sheffield Receivables Co. 1.890%, SOFR + 0.350%, 03/03/20 (b)	5,000,000	5,000,000
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (b)	5,000,000	5,000,285
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (b)	5,000,000	4,999,935
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (b)	5,000,000	5,000,000

		33,981,127

Repurchase Agreements—4.6%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $5,527,971; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $5,027,472; collateralized by various Common Stock with an aggregate market value of $5,500,658.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,400,132; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,428,001.	1,400,000	1,400,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,200,183; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,224,010.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $612,001.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $3,600,550; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $3,672,012.	3,600,000	3,600,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $15,084,554; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $15,384,937.	15,083,272	15,083,272

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $7,073,556; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $7,424,365.	7,000,000	$7,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $1,110,223.	1,000,000	1,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $4,001,353; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $4,340,633.	4,000,000	4,000,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,000,094; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $17,005,686; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $18,774,343.	17,000,000	17,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $21,332,132; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $23,550,756.	21,325,000	21,325,000

		84,708,272

Time Deposits—0.2%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000
Shinkin Central Bank 2.430%, 01/06/20	2,000,000	2,000,000

		4,000,000

Mutual Funds—2.4%
Fidelity Government Portfolio, Institutional Class 1.593% (f)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (f)	11,000,000	11,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (f)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (f)	12,000,000	12,000,000

		43,000,000

Total Securities Lending Reinvestments (Cost $290,177,303)		290,186,745

Total Investments—117.2% (Cost $2,108,427,838)		2,146,612,984
Other assets and liabilities (net)—(17.2)%		(314,637,004)

Net Assets—100.0%		$1,831,975,980

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $284,146,545 and the collateral received consisted of cash in the amount of $290,141,962 and non-cash collateral with a value of $1,352,359. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents current yield to maturity.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2019, the market value of securities pledged was $1,973,725.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $239,377,645, which is 13.1% of net assets.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
U.S. Treasury Note 2 Year Futures	03/31/20	628	USD	135,334,000	$(67,864)
U.S. Treasury Note 5 Year Futures	03/31/20	1,088	USD	129,047,000	(115,285)
U.S. Treasury Ultra Long Bond Futures	03/20/20	71	USD	12,897,594	(395,158)

Net Unrealized Depreciation					$(578,307)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	2.264%	Semi-Annually	04/11/22	USD	112,995,000	$1,373,592	$—	$1,373,592
Pay	3M LIBOR	Quarterly	2.283%	Semi-Annually	05/08/22	USD	39,705,000	500,198	—	500,198
Receive	3M LIBOR	Semi-Annually	2.337%	Quarterly	04/11/25	USD	46,455,000	(1,368,805)	—	(1,368,805)
Receive	3M LIBOR	Semi-Annually	2.370%	Quarterly	05/08/25	USD	16,265,000	(502,410)	—	(502,410)

Totals								$2,575	$—	$2,575

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,148,150,597	$—	$1,148,150,597
Total Corporate Bonds & Notes*	—	385,676,512	—	385,676,512
Total Asset-Backed Securities*	—	183,223,337	—	183,223,337
Total Mortgage-Backed Securities*	—	101,572,331	—	101,572,331
Total Municipals*	—	6,255,962	—	6,255,962
Short-Term Investments
Commercial Paper	—	5,187,865	—	5,187,865
Mutual Fund	24,385,910	—	—	24,385,910
U.S. Treasury	—	1,973,725	—	1,973,725
Total Short-Term Investments	24,385,910	7,161,590	—	31,547,500
Securities Lending Reinvestments
Certificates of Deposit	—	124,497,346	—	124,497,346
Commercial Paper	—	33,981,127	—	33,981,127
Repurchase Agreements	—	84,708,272	—	84,708,272
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	43,000,000	—	—	43,000,000
Total Securities Lending Reinvestments	43,000,000	247,186,745	—	290,186,745
Total Investments	$67,385,910	$2,079,227,074	$—	$2,146,612,984

Collateral for Securities Loaned (Liability)	$—	$(290,141,962)	$—	$(290,141,962)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(578,307)	$—	$—	$(578,307)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,873,790	$—	$1,873,790
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,871,215)	—	(1,871,215)
Total Centrally Cleared Swap Contracts	$—	$2,575	$—	$2,575

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $1,600,026 were due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$2,146,612,984
Cash	34,943
Cash collateral for centrally cleared swap contracts	433,605
Receivable for:
TBA securities sold	21,693,563
Fund shares sold	84,008
Dividends and interest	7,423,870
Variation margin on centrally cleared swap contracts	22,122
Prepaid expenses	5,595

Total Assets	2,176,310,690
Liabilities
Collateral for securities loaned	290,141,962
Payables for:
TBA securities purchased	53,186,962
Variation margin on futures contracts	78,154
Accrued Expenses:
Management fees	656,927
Distribution and service fees	110
Deferred trustees’ fees	88,081
Other expenses	182,514

Total Liabilities	344,334,710

Net Assets	$1,831,975,980

Net Assets Consist of:
Paid in surplus	$1,742,355,485
Distributable earnings (Accumulated losses)	89,620,495

Net Assets	$1,831,975,980

Net Assets
Class A	$1,831,456,883
Class B	519,097
Capital Shares Outstanding*
Class A	174,873,462
Class B	49,667
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.47
Class B	10.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,108,427,838.
(b)	Includes securities loaned at value of $284,146,545.

Statement of Operations

Period Ended December 31, 2019

Investment Income
Dividends	$1,450,002
Interest	56,605,020
Securities lending income	955,464

Total investment income	59,010,486
Expenses
Management fees	10,546,783
Administration fees	80,812
Custodian and accounting fees	138,067
Distribution and service fees—Class B	1,446
Audit and tax services	76,086
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	42,548
Insurance	13,877
Miscellaneous	20,862

Total expenses	11,023,803
Less management fee waiver	(2,481,882)

Net expenses	8,541,921

Net Investment Income	50,468,565

Net Realized and Unrealized Gain
Net realized gain on :
Investments	58,936,138
Futures contracts	11,311,063
Swap contracts	8,402

Net realized gain	70,255,603

Net change in unrealized appreciation (depreciation) on:
Investments	46,023,949
Futures contracts	(5,332,527)
Swap contracts	(46,420)

Net change in unrealized appreciation	40,645,002

Net realized and unrealized gain	110,900,605

Net Increase in Net Assets From Operations	$161,369,170

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,468,565	$56,577,817
Net realized gain (loss)	70,255,603	(41,260,153)
Net change in unrealized appreciation (depreciation)	40,645,002	(12,659,261)

Increase in net assets from operations	161,369,170	2,658,403

From Distributions to Shareholders
Class A	(64,294,875)	(56,578,263)
Class B	(18,769)	(13,259)

Total distributions	(64,313,644)	(56,591,522)

Decrease in net assets from capital share transactions	(323,301,823)	(127,294,269)

Total decrease in net assets	(226,246,297)	(181,227,388)

Net Assets
Beginning of period	2,058,222,277	2,239,449,665

End of period	$1,831,975,980	$2,058,222,277

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	259,390	$2,670,684	4,535,642	$45,964,750
Reinvestments	6,340,717	64,294,875	5,796,953	56,578,263
Redemptions	(37,905,264)	(390,214,195)	(23,312,719)	(229,791,216)

Net decrease	(31,305,157)	$(323,248,636)	(12,980,124)	$(127,248,203)

Class B
Sales	16,222	$163,071	2,759	$27,649
Reinvestments	1,853	18,769	1,360	13,259
Redemptions	(23,053)	(235,027)	(8,779)	(86,974)

Net decrease	(4,978)	$(53,187)	(4,660)	$(46,066)

Decrease derived from capital shares transactions		$(323,301,823)		$(127,294,269)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015(a)
Net Asset Value, Beginning of Period	$9.98	$10.22	$10.10	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.27	0.26	0.20	0.16	0.08
Net realized and unrealized gain (loss)	0.58	(0.24)	0.12	0.07	(0.13)

Total income (loss) from investment operations	0.85	0.02	0.32	0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.36)	(0.26)	(0.18)	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.02)	0.00	0.00

Total distributions	(0.36)	(0.26)	(0.20)	(0.08)	0.00

Net Asset Value, End of Period	$10.47	$9.98	$10.22	$10.10	$9.95

Total Return (%) (c)	8.64	0.23	3.17	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.45	0.44	0.43	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	2.63	2.59	1.98	1.56	1.13	(e)
Portfolio turnover rate (%)	232 (g)	262 (g)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$1,831.5	$2,057.7	$2,238.8	$2,210.4	$2,007.7

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015(a)
Net Asset Value, Beginning of Period	$9.96	$10.19	$10.09	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.23	0.18	0.14	0.07
Net realized and unrealized gain (loss)	0.59	(0.23)	0.11	0.08	(0.12)

Total income (loss) from investment operations	0.83	0.00	0.29	0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.34)	(0.23)	(0.17)	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.02)	0.00	0.00

Total distributions	(0.34)	(0.23)	(0.19)	(0.08)	0.00

Net Asset Value, End of Period	$10.45	$9.96	$10.19	$10.09	$9.95

Total Return (%) (c)	8.39	0.07	2.82	2.21	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.70	0.69	0.68	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	2.38	2.34	1.73	1.34	1.00	(e)
Portfolio turnover rate (%)	232 (g)	262 (g)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$0.5	$0.5	$0.6	$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 203%,198%, 207%, 193% and 205% for the years ended December 31, 2019, 2018, 2017 and 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities  -  The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $84,708,272. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(21,827,898)	$—	$—	$—	$(21,827,898)
U.S. Treasury & Government Agencies	(268,314,064)	—	—	—	(268,314,064)
Total	$(290,141,962)	$—	$—	$—	$(290,141,962)
Total Borrowings	$(290,141,962)	$—	$—	$—	$(290,141,962)
Gross amount of recognized liabilities for securities lending transactions					$(290,141,962)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$1,873,790	Unrealized depreciation on centrally cleared swap contracts (a)	$1,871,215
			Unrealized depreciation on futures contracts (b)	578,307

Total		$1,873,790		$2,449,522

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$11,311,063
Swap contracts	8,402

$11,319,465

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(5,332,527)
Swap contracts	(46,420)

$(5,378,947)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$290,191,808
Swap contracts	196,763,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,194,235,206	$255,505,167	$4,167,193,374	$614,874,612

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$638,808,408	$669,888,982

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2019 were $10,546,783.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 30, 2018 through April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$2,110,726,141

Gross unrealized appreciation	44,473,345
Gross unrealized depreciation	(8,583,927)

Net unrealized appreciation (depreciation)	$35,889,418

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$64,313,644	$56,591,522	$—	$—	$64,313,644	$56,591,522

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$54,776,467	$—	$35,889,418	$(957,309)	$89,708,576

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated long-term capital losses of $957,309.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $44,322,932 and accumulated long-term capital losses of $14,762,823.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 1, 2015 (commencement of operations) to December 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 1, 2015 (commencement of operations) to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-30

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-31

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-32

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Group, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and since-inception (beginning May 1, 2015) periods ended June 30, 2019. The Board further considered that the Portfolio outperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and underperformed the average of the same Morningstar Category for the since-inception period ended June 30, 2019. The Board also considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year and three-year periods ended October 31, 2019, and underperformed its benchmark for the since-inception period ended October 31, 2019.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-33

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A, B and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 29.35%, 28.98%, and 29.18%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 27.06%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market recorded the best annual performance since 2013. Investors began the year on a cautious note after the sell-off during the fourth quarter of 2018. Concerns over slowing global growth, possibility of policy error, and moderating corporate earnings contributed to the pullback late last year. Consequently, the U.S. Federal Reserve Bank (the “Fed”) was quick to pivot early in the year. By the end of the first quarter, it was widely understood that further interest rate hikes in 2019 were essentially off the table. The Fed went on to deliver three rate cuts during the year. Chairman Powell characterized the moves as a “mid-cycle adjustment” rather than the beginning of an easing cycle. That categorization led some pundits to liken the moves to the Fed’s actions in the 1990s, when it implemented two sets of three-cut moves as “insurance” against prevailing uncertainty.

Uncertainty was ubiquitous throughout the year. The overarching theme was the trade spat between the U.S. and China. Tensions between the world’s two largest economies ebbed and flowed, but there was little meaningful progress in the standoff for most of the year. Ultimately, the two sides decided to defuse tensions and reached an interim “phase 1” agreement in the fourth quarter. Investors also had to grapple with trying to decipher signals from the bond market. Several segments of the yield curve, including the much-watched 10-year/2-year spread, inverted spurring theories that the economy was on the verge of a recession. Eventually, the yield curve un-inverted, raising questions about the efficacy of the signaling this time around. By the fourth quarter, some of the uncertainty surrounding trade and monetary policy faded, which likely led to the risk-on appetite in the quarter.

Given the cocktail of uncertainty that prevailed for most of the year, the resiliency of the U.S. economy—anchored by the U.S. consumer—was often overshadowed. Amidst a barrage of headlines and often negative commentary from the media, the consumer did not budge. The equity market demonstrated, as it has on numerous occasions before, that it is still capable of shrugging off domestic and global political uncertainty.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark for the period. Both stock selection and sector weighting were favorable, with allocation having a larger impact on relative performance. As a reminder, sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions. Stock selection in the Materials, Consumer Discretionary, Information Technology (“IT”), Utilities, and Health Care sectors contributed the most to relative performance. An overweight in IT as well as an underweight in Utilities also added value. Conversely, stock selection in the Communication Services, Consumer Staples, Financials, and Industrials sectors detracted from the Portfolio’s return. An overweight in Industrials partially offset the unfavorable impact from selection in the sector. An overweight in Consumer Staples, as well as the Portfolio’s cash position, were also a drag on relative performance.

The largest contributors to the Portfolio in 2019 were as follows:

Shares of Reliance Steel & Aluminum Co. (“RS”) reacted positively to stronger-than-expected results for the third quarter of 2019. Despite the uncertain macro backdrop for most of the year, the company has benefited from its relatively defensive business model. RS acquires steel and aluminum from metals producers and processes them to customer specifications (cutting, forming, shaping, etc.). That’s the value add that differentiates the company’s business model. Additionally, the company maintains a high degree of product and end-market diversification, which is partly why the company is perceived to be more defensive.

Leidos Holdings, an applied technology company that provides solutions to the national security, health care, and engineering markets, was another top contributor for the period. Management raised fiscal year 2019 guidance following a strong fiscal quarter one earnings report. The company also updated their long-term organic growth target to 5% (from 3%), as it expected strong momentum in the Defense and Intelligence segments. The outlook was supported by a solid pipeline, which saw bid activity increase by double digits. In December, Leidos announced that it will acquire Dynetics, a defense technology firm. With the acquisition, Leidos gains access to technologies (e.g., hypersonic, space solutions, autonomy and advanced sensors, etc.) deemed critical by the Defense Department. Shares reacted positively to the announcement.

SunTrust Banks was also a top contributor for the year. In February, SunTrust and BB&T Bank announced that they planned to combine in a merger of equals. Shares reacted favorably, as the transaction was viewed to be a positive for both banks. Shares were divested given the size of the merged banks.

The largest detractors to the Portfolio in 2019 were as follows:

DXC Technology, a leading IT services provider, was the top detractor for the year. There were a couple of developments that transpired during the period that put downward pressure on the stock. First, the management team reduced their fiscal year 2020 guidance for revenue and earnings. Additionally, it was revealed that the company plans to invest approximately $100 million in the digital business to support growth efforts, which lowered the planned cost savings in fiscal year 2020. Later on, DXC announced that Mike Lawrie, Chairman and CEO, would step down and be replaced by Mike Salvino. The timing of the CEO change was disappointing, especially given that it occurred not too long after the company

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

reduced its guidance for its fiscal year. It was speculated that the new CEO’s success in growing a division at Accenture may have led to the decision to bring in new leadership. After reevaluating the thesis, we believed that DXC remained a compelling investment opportunity at this time for several reasons. First, the new CEO has a successful track record of growing revenue at another technology services company. The new CEO revealed a new strategy in November which includes the possibility of exploring a strategic alternative to divest non-core assets. Proceeds from the sale of non-core assets should be returned to shareholders. Second, the company recently closed on its acquisition of software developer Luxoft Holding, which gives DXC another avenue to grow revenue. Finally, the relative valuation is attractive given DXC’s free cash flow generation. At this point, we believed that all the negative news is already reflected in the current share price. As we do with all of the Portfolio’s existing holdings, we continued to monitor the company.

Shares of Cimarex Energy were under pressure for most of the year. The company delivered quarterly results that were below estimates, driven largely by weaker gas/natural gas liquids (“NGL”) pricing that offset better than expected gas/NGL production and oil prices. Management alluded to slowing activity in 2020 if weak prices persist. Despite the inhospitable environment, Cimarex is addressing what it can control. The company is focused on the appropriate level of growth in this environment that enables it to generate sustainable free cash flow without jeopardizing the balance sheet. As we’ve stated in the past, Cimarex boasts one of the healthiest balance sheets in the space—an attribute we value. Our thesis for Cimarex remains unchanged at this time.

Another detractor for the year was CBS Corp. In the third quarter, CBS announced their long-rumored intention to merge with Viacom. The new entity will be known as ViacomCBS. The newly created company outlined the following three-pronged approach for growth: 1) accelerate the direct-to-consumer platform growth; 2) drive strengthened affiliate and advertising partnerships; and 3) become the leading producer and licensor of premium content to third-party platforms globally. While investors have long anticipated the announcement, the lack of details on potential cost/revenue synergies from management pressured shares. We suspect that management will provide more details on the integration in coming quarters. Our thesis remains unchanged at this time.

As of December 31, 2019, the Portfolio had 74 holdings. The Portfolio was overweight IT, Consumer Staples, Industrials and Materials relative to the benchmark Index. Conversely, the Portfolio was underweight in Utilities, Real Estate, Health Care, Consumer Discretionary, Financials, Energy and Communication Services. Sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year	Since Inception[1]
Victory Sycamore Mid Cap Value Portfolio
Class A	29.35	6.20	10.49	—
Class B	28.98	5.93	10.20	—
Class E	29.18	6.05	—	9.71
Russell Midcap Value Index	27.06	7.62	12.42	—

1 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Archer-Daniels-Midland Co.	2.6
Quest Diagnostics, Inc.	2.6
Alleghany Corp.	2.3
Carter’s, Inc.	2.1
Kroger Co. (The)	2.1
Lamar Advertising Co. - Class A	2.0
Eastman Chemical Co.	1.9
Nuance Communications, Inc.	1.9
Healthcare Trust of America, Inc. - Class A	1.8
Textron, Inc.	1.8

Top Sectors

% of Net Assets
Financials	17.1
Industrials	15.1
Information Technology	14.9
Consumer Staples	10.2
Materials	9.2
Real Estate	7.9
Consumer Discretionary	7.5
Health Care	5.2
Energy	5.1
Communication Services	3.7

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.60%	$1,000.00	$1,084.00	$3.15
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$1,083.00	$4.46
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E (a)	Actual	0.75%	$1,000.00	$1,083.80	$3.94
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Textron, Inc.	385,925	$17,212,255

Airlines—1.7%
Alaska Air Group, Inc.	239,325	16,214,269

Auto Components—1.7%
BorgWarner, Inc.	391,838	16,997,932

Banks—4.3%
Prosperity Bancshares, Inc. (a)	230,000	16,534,700
TCF Financial Corp. (a)	210,700	9,860,760
Zions Bancorp N.A. (a)	306,000	15,887,520

		42,282,980

Building Products—1.2%
Owens Corning	188,500	12,275,120

Capital Markets—1.6%
E*Trade Financial Corp.	356,813	16,188,606

Chemicals—3.4%
Eastman Chemical Co.	240,000	19,022,400
Westlake Chemical Corp. (a)	202,600	14,212,390

		33,234,790

Commercial Services & Supplies—1.0%
Republic Services, Inc.	112,700	10,101,301

Communications Equipment—1.2%
Motorola Solutions, Inc.	74,400	11,988,816

Containers & Packaging—3.6%
AptarGroup, Inc.	86,100	9,954,882
Avery Dennison Corp. (a)	122,400	16,012,368
Packaging Corp. of America (a)	81,056	9,077,461

		35,044,711

Electric Utilities—2.4%
Alliant Energy Corp.	238,000	13,023,360
Xcel Energy, Inc.	166,595	10,577,117

		23,600,477

Electrical Equipment—1.0%
Hubbell, Inc.	65,500	9,682,210

Electronic Equipment, Instruments & Components—3.0%
Coherent, Inc. (a) (b)	76,750	12,767,362
Flex, Ltd. (a) (b)	1,285,146	16,218,543

		28,985,905

Entertainment—1.4%
Cinemark Holdings, Inc. (a)	407,330	13,788,121

Equity Real Estate Investment Trusts—7.9%
Healthcare Trust of America, Inc. - Class A	576,900	17,468,532

Equity Real Estate Investment Trusts—(Continued)
Highwoods Properties, Inc.	346,300	16,937,533
Lamar Advertising Co. - Class A (a)	216,600	19,333,716
National Retail Properties, Inc.	206,776	11,087,329
Public Storage	57,900	12,330,384

		77,157,494

Food & Staples Retailing—3.7%
Kroger Co. (The) (a)	701,725	20,343,008
Sysco Corp.	183,400	15,688,036

		36,031,044

Food Products—3.5%
Archer-Daniels-Midland Co.	558,732	25,897,228
Hormel Foods Corp. (a)	192,661	8,690,938

		34,588,166

Health Care Providers & Services—4.8%
AmerisourceBergen Corp.	182,925	15,552,283
Molina Healthcare, Inc. (b)	47,805	6,486,660
Quest Diagnostics, Inc.	238,463	25,465,464

		47,504,407

Hotels, Restaurants & Leisure—2.6%
Darden Restaurants, Inc.	139,600	15,217,796
Yum! Brands, Inc.	98,775	9,949,606

		25,167,402

Household Products—3.0%
Clorox Co. (The) (a)	86,500	13,281,210
Kimberly-Clark Corp.	115,300	15,859,515

		29,140,725

Insurance—11.1%
Aflac, Inc.	188,319	9,962,075
Alleghany Corp. (b)	28,350	22,667,809
Allstate Corp. (The)	119,400	13,426,530
American Financial Group, Inc.	148,000	16,228,200
Arthur J. Gallagher & Co.	82,100	7,818,383
Everest Re Group, Ltd.	37,600	10,409,184
Fidelity National Financial, Inc.	212,260	9,625,991
Old Republic International Corp.	429,400	9,605,678
W.R. Berkley Corp.	133,169	9,201,978

		108,945,828

IT Services—5.2%
DXC Technology Co.	236,500	8,890,035
Genpact, Ltd.	235,900	9,947,903
Leidos Holdings, Inc.	174,000	17,032,860
MAXIMUS, Inc.	198,400	14,758,976

		50,629,774

Life Sciences Tools & Services—0.4%
QIAGEN NV (b)	106,300	3,592,940

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—4.1%
AGCO Corp.	190,100	$14,685,225
Ingersoll-Rand plc	50,668	6,734,791
Parker-Hannifin Corp.	69,108	14,223,808
Xylem, Inc.	62,165	4,897,980

		40,541,804

Media—2.3%
Interpublic Group of Cos., Inc. (The)	484,837	11,199,735
ViacomCBS, Inc. - Class B	262,600	11,021,322

		22,221,057

Metals & Mining—2.3%
Reliance Steel & Aluminum Co.	122,000	14,610,720
Steel Dynamics, Inc.	226,300	7,703,252

		22,313,972

Multi-Utilities—1.0%
DTE Energy Co.	77,432	10,056,094

Oil, Gas & Consumable Fuels—5.1%
Cimarex Energy Co. (a)	276,100	14,492,489
Devon Energy Corp.	528,000	13,712,160
Parsley Energy, Inc. - Class A	583,600	11,035,876
Valero Energy Corp.	111,500	10,441,975

		49,682,500

Professional Services—1.5%
ManpowerGroup, Inc.	147,322	14,304,966

Road & Rail—2.8%
J.B. Hunt Transport Services, Inc.	92,700	10,825,506
Landstar System, Inc. (a)	149,750	17,052,032

		27,877,538

Semiconductors & Semiconductor Equipment—2.0%
KLA Corp.	36,500	6,503,205
Skyworks Solutions, Inc. (a)	108,600	13,127,568

		19,630,773

Software—2.4%
Nuance Communications, Inc. (b)	1,029,000	18,347,070
Synopsys, Inc. (b)	34,820	4,846,944

		23,194,014

Specialty Retail—1.1%
AutoNation, Inc. (a) (b)	218,949	10,647,490

Technology Hardware, Storage & Peripherals—1.2%
Hewlett Packard Enterprise Co.	720,500	11,427,130

Textiles, Apparel & Luxury Goods—2.1%
Carter’s, Inc. (a)	191,000	20,883,940

Total Common Stocks (Cost $902,918,251)		973,136,551

Short-Term Investment—0.5%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $4,962,275; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $5,062,102.	4,962,110	4,962,110

Total Short-Term Investments (Cost $4,962,110)		4,962,110

Securities Lending Reinvestments (c)—17.5%

Certificates of Deposit—9.3%
ABN AMRO Bank NV 2.120%, 01/10/20	2,000,000	2,000,240
Agricultural Bank of China 2.250%, 01/24/20	4,000,000	4,000,004
Banco Santander S.A. 1.820%, 1M LIBOR + 0.110%, 02/07/20 (d)	4,000,000	3,999,412
Bank of Montreal (Chicago)
1.790%, SOFR + 0.250%, 07/10/20 (d)	2,000,000	2,001,852
1.930%, FEDEFF PRV + 0.380%, 09/09/20 (d)	3,000,000	2,999,991
1.950%, SOFR + 0.410%, 10/02/20 (d)	1,000,000	999,999
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	5,000,000	4,999,555
1.920%, FEDEFF PRV + 0.370%, 09/08/20 (d)	2,000,000	1,999,302
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	2,000,000	2,000,134
Canadian Imperial Bank of Commerce 1.810%, FEDEFF PRV + 0.260%, 06/10/20 (d)	1,998,371	2,000,420
China Construction Bank Corp.
2.300%, 01/21/20	2,000,000	2,000,328
2.350%, 01/02/20	3,000,000	3,000,069
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	3,000,000	3,000,090
Cooperative Rabobank UA 2.177%, 3M LIBOR + 0.150%, 01/08/20 (d)	3,000,000	3,000,168
Credit Agricole S.A. 1.970%, FEDEFF PRV + 0.420%, 07/20/20 (d)	1,000,000	999,997
Credit Industriel et Commercial Zero Coupon, 05/07/20	2,971,309	2,979,840
Credit Suisse AG 2.000%, SOFR + 0.460%, 11/03/20 (d)	3,000,000	3,001,527
DNB Bank ASA 2.020%, 03/10/20	3,000,000	3,000,276
DZ Bank AG
Zero Coupon, 03/10/20	1,979,188	1,992,400
Zero Coupon, 03/17/20	1,978,693	1,991,640
KBC Bank NV 2.080%, 03/12/20	2,000,000	2,000,460
Mitsubishi Gas Chemical America, Inc. Zero Coupon, 01/29/20	1,989,280	1,997,220
MUFG Bank Ltd.
1.955%, 1M LIBOR + 0.170%, 02/24/20 (d)	2,000,000	1,999,968
National Australia Bank, Ltd. 1.900%, 1M LIBOR + 0.190%, 04/08/20 (d)	2,000,000	1,999,900
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	3,000,000	3,000,150

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York
1.780%, SOFR + 0.240%, 07/08/20 (d)	3,000,000	$2,998,425
1.830%, SOFR + 0.290%, 07/16/20 (d)	2,000,000	1,999,450
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	3,000,000	2,999,988
Standard Chartered Bank
1.900%, FEDEFF PRV + 0.350%, 02/26/20 (d)	2,000,000	1,999,994
1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	2,000,000	1,999,996
Sumitomo Mitsui Banking Corp. 1.985%, 1M LIBOR + 0.180%, 01/27/20 (d)	4,000,000	4,000,176
Sumitomo Mitsui Trust Bank, Ltd. 1.955%, 1M LIBOR + 0.170%, 01/21/20 (d)	1,000,000	1,000,019
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	3,956,257	3,990,320
Svenska Handelsbanken AB 2.005%, 1M LIBOR + 0.220%, 07/22/20 (d)	4,000,000	4,000,504
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	3,000,000	2,999,992

		90,953,806

Commercial Paper—2.1%
Bank of China, Ltd. 2.280%, 03/09/20	1,988,600	1,992,034
China Construction Bank Corp. 2.300%, 01/17/20	1,988,244	1,998,080
Mont Blanc Capital, Corp. 2.020%, 03/19/20	1,989,563	1,991,400
Starbird Funding, Corp. 1.954%, 1M LIBOR + 0.260%, 05/04/20 (d)	3,000,000	3,000,171
Sumitomo Mitsui Trust Bank, Ltd. 1.843%, 1M LIBOR + 0.130%, 01/06/20 (d)	4,000,000	3,999,948
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	4,000,000	4,000,000
Westpac Banking Corp. 1.955%, 1M LIBOR + 0.150%, 05/29/20 (d)	3,999,692	3,999,140

		20,980,773

Repurchase Agreements—3.8%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $2,512,714; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $5,027,472; collateralized by various Common Stock with an aggregate market value of $5,500,658.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $3,005,513; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,500,142; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,300,199; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $1,326,011.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $600,092; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $612,001.	600,000	600,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $4,100,626; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $4,182,014.	4,100,000	4,100,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,725,924; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,780,206.	2,725,692	2,725,692
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $6,063,048; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $6,363,741.	6,000,000	6,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $5,000,472; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $5,551,113.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,000,095; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $1,088,889.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,500,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,656,560.	1,500,000	$1,500,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $2,000,669; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $2,208,746.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		37,225,692

Time Deposits—0.5%
Royal Bank of Canada 2.500%, 01/02/20	2,000,000	2,000,000
Shinkin Central Bank 2.260%, 01/08/20	3,000,000	3,000,000

		5,000,000

Mutual Funds—1.8%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (e)	11,000,000	11,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 1.500% (e)	5,000,000	5,000,000

		18,000,000

Total Securities Lending Reinvestments (Cost $172,154,465)		172,160,271

Total Investments—117.4% (Cost $1,080,034,826)		1,150,258,932
Other assets and liabilities (net)—(17.4)%		(170,698,870)

Net Assets—100.0%		$979,560,062

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $168,744,098 and the collateral received consisted of cash in the amount of $172,064,889. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$973,136,551	$—	$—	$973,136,551
Total Short-Term Investment*	—	4,962,110	—	4,962,110
Securities Lending Reinvestments
Certificates of Deposit	—	90,953,806	—	90,953,806
Commercial Paper	—	20,980,773	—	20,980,773
Repurchase Agreements	—	37,225,692	—	37,225,692
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	154,160,271	—	172,160,271
Total Investments	$991,136,551	$159,122,381	$—	$1,150,258,932

Collateral for Securities Loaned (Liability)	$—	$(172,064,889)	$—	$(172,064,889)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$1,150,258,932
Receivable for:
Investments sold	3,343,849
Fund shares sold	284,521
Dividends and interest	1,103,540
Prepaid expenses	2,743

Total Assets	1,154,993,585
Liabilities
Collateral for securities loaned	172,064,889
Payables for:
Investments purchased	2,007,091
Fund shares redeemed	381,199
Accrued Expenses:
Management fees	458,623
Distribution and service fees	142,404
Deferred trustees’ fees	180,852
Other expenses	198,465

Total Liabilities	175,433,523

Net Assets	$979,560,062

Net Assets Consist of:
Paid in surplus	$845,423,528
Distributable earnings (Accumulated losses)	134,136,534

Net Assets	$979,560,062

Net Assets
Class A	$292,992,179
Class B	660,636,556
Class E	25,931,327
Capital Shares Outstanding*
Class A	15,348,366
Class B	35,419,185
Class E	1,373,074
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.09
Class B	18.65
Class E	18.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,080,034,826.
(b)	Includes securities loaned at value of $168,744,098.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$19,986,636
Interest	70,614
Securities lending income	610,586

Total investment income	20,667,836
Expenses
Management fees	6,202,546
Administration fees	46,753
Custodian and accounting fees	65,869
Distribution and service fees—Class B	1,624,238
Distribution and service fees—Class E	37,958
Audit and tax services	44,853
Legal	39,965
Trustees’ fees and expenses	60,867
Shareholder reporting	139,915
Insurance	6,691
Miscellaneous	12,561

Total expenses	8,282,216
Less management fee waiver	(877,946)
Less broker commission recapture	(5,830)

Net expenses	7,398,440

Net Investment Income	13,269,396

Net Realized and Unrealized Gain
Net realized gain on investments	51,397,653

Net change in unrealized appreciation on investments	175,964,188

Net realized and unrealized gain	227,361,841

Net Increase in Net Assets From Operations	$240,631,237

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,269,396	$11,266,303
Net realized gain	51,397,653	31,443,442
Net change in unrealized appreciation (depreciation)	175,964,188	(136,401,446)

Increase (decrease) in net assets from operations	240,631,237	(93,691,701)

From Distributions to Shareholders
Class A	(12,840,171)	(53,940,096)
Class B	(28,533,938)	(133,432,436)
Class E	(1,124,491)	(5,081,227)

Total distributions	(42,498,600)	(192,453,759)

Increase (decrease) in net assets from capital share transactions	(88,821,822)	41,194,208

Total increase (decrease) in net assets	109,310,815	(244,951,252)

Net Assets
Beginning of period	870,249,247	1,115,200,499

End of period	$979,560,062	$870,249,247

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	281,189	$5,009,746	369,497	$6,648,666
Reinvestments	743,926	12,840,171	3,070,011	53,940,096
Redemptions	(2,092,785)	(36,877,677)	(1,832,680)	(34,694,212)

Net increase (decrease)	(1,067,670)	$(19,027,760)	1,606,828	$25,894,550

Class B
Sales	652,110	$11,108,064	1,012,781	$18,543,279
Reinvestments	1,689,399	28,533,938	7,757,700	133,432,436
Redemptions	(6,158,735)	(106,989,509)	(7,362,240)	(137,205,952)

Net increase (decrease)	(3,817,226)	$(67,347,507)	1,408,241	$14,769,763

Class E
Sales	29,682	$518,185	19,325	$363,671
Reinvestments	65,798	1,124,491	292,024	5,081,227
Redemptions	(232,833)	(4,089,231)	(257,880)	(4,915,003)

Net increase (decrease)	(137,353)	$(2,446,555)	53,469	$529,895

Increase (decrease) derived from capital shares transactions		$(88,821,822)		$41,194,208

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.46	$20.89	$19.25	$17.61	$20.36

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.24	0.16	0.21 (b)	0.14
Net realized and unrealized gain (loss)	4.17	(1.86)	1.71	2.45	(1.77)

Total income (loss) from investment operations	4.45	(1.62)	1.87	2.66	(1.63)

Less Distributions
Distributions from net investment income	(0.24)	(0.17)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.58)	(3.64)	0.00	(0.86)	(0.98)

Total distributions	(0.82)	(3.81)	(0.23)	(1.02)	(1.12)

Net Asset Value, End of Period	$19.09	$15.46	$20.89	$19.25	$17.61

Total Return (%) (c)	29.35	(9.95)	9.77	15.78	(8.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.69	0.68	0.68	0.67
Net ratio of expenses to average net assets (%) (d)	0.60	0.60	0.65 (e)	0.66	0.66
Ratio of net investment income to average net assets (%)	1.56	1.25	0.83	1.18 (b)	0.71
Portfolio turnover rate (%)	32	32	140	32	26
Net assets, end of period (in millions)	$293.0	$253.9	$309.4	$312.8	$361.9

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.12	$20.50	$18.90	$17.30	$20.02

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.19	0.10	0.17 (b)	0.09
Net realized and unrealized gain (loss)	4.07	(1.82)	1.68	2.40	(1.74)

Total income (loss) from investment operations	4.30	(1.63)	1.78	2.57	(1.65)

Less Distributions
Distributions from net investment income	(0.19)	(0.11)	(0.18)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.58)	(3.64)	0.00	(0.86)	(0.98)

Total distributions	(0.77)	(3.75)	(0.18)	(0.97)	(1.07)

Net Asset Value, End of Period	$18.65	$15.12	$20.50	$18.90	$17.30

Total Return (%) (c)	28.98	(10.15)	9.47	15.50	(8.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.94	0.93	0.93	0.92
Net ratio of expenses to average net assets (%) (d)	0.85	0.85	0.90 (e)	0.91	0.91
Ratio of net investment income to average net assets (%)	1.31	1.00	0.58	0.97 (b)	0.47
Portfolio turnover rate (%)	32	32	140	32	26
Net assets, end of period (in millions)	$660.6	$593.3	$775.6	$791.9	$751.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.30	$20.71	$19.09	$17.46	$20.19

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.21	0.13	0.19 (b)	0.11
Net realized and unrealized gain (loss)	4.13	(1.85)	1.69	2.43	(1.75)

Total income (loss) from investment operations	4.38	(1.64)	1.82	2.62	(1.64)

Less Distributions
Distributions from net investment income	(0.21)	(0.13)	(0.20)	(0.13)	(0.11)
Distributions from net realized capital gains	(0.58)	(3.64)	0.00	(0.86)	(0.98)

Total distributions	(0.79)	(3.77)	(0.20)	(0.99)	(1.09)

Net Asset Value, End of Period	$18.89	$15.30	$20.71	$19.09	$17.46

Total Return (%) (c)	29.18	(10.10)	9.59	15.65	(8.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (d)	0.75	0.75	0.80 (e)	0.81	0.81
Ratio of net investment income to average net assets (%)	1.41	1.10	0.68	1.07 (b)	0.56
Portfolio turnover rate (%)	32	32	140	32	26
Net assets, end of period (in millions)	$25.9	$23.1	$30.2	$31.2	$30.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% during the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $4,962,110. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,225,692. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$299,274,228	$0	$414,729,029

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$6,202,546	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio Victory Capital Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$1,080,175,719

Gross unrealized appreciation	110,876,768
Gross unrealized depreciation	(40,793,555)

Net unrealized appreciation (depreciation)	$70,083,213

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$37,798,658	$16,057,395	$4,699,942	$176,396,364	$42,498,600	$192,453,759

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$24,429,037	$39,805,136	$70,083,213	$—	$134,317,386

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Victory Sycamore Mid Cap Value Portfolio. The Board considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2019. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year and three-year periods ended October 31, 2019, and underperformed its benchmark for the five-year period ended October 31, 2019. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned 35.78% and 35.53%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 27.06%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rallied for much of 2019 primarily driven by a change in direction from central bank policies across the globe and optimism around a potential resolution to the U.S./China trade dispute. The December 2018 sell off was quickly erased as the U.S. Federal Reserve (the “Fed”) signaled a more accommodative policy and the fear of a policy-induced recession was greatly reduced. The Fed’s decision to hold, ease and hold again was viewed favorably by the equity markets. Growth continued its outperformance over value, although value saw a short resurgence later in the year as investors began to price in a softer economic landing and cyclical stocks rallied. The Russell Midcap Value Index (the “Index”) advanced sharply during the period. The Information Technology, Industrials, and Financials sectors advanced the most, although the strength was broad-based across the Index, with all sectors posting positive double-digit returns with the exception of Energy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the twelve-month period ended December 31, 2019. The Portfolio’s strong relative performance was driven largely by stock selection during the period, while relative sector weight allocation differences also added value. Notably, stock selection in the Industrials, Real Estate, Energy, and Financials sectors were the largest contributors to relative performance. The Portfolio’s exposure to cash was the largest detractor, followed by an overweight to Materials and Health Care.

The Portfolio’s three largest relative contributors were in the Industrials sector. Kansas City Southern, Jacobs Engineering Group and L3Harris Technologies outperformed as many of the input cost inflation headwinds facing them in 2018 were replaced with tailwinds in 2019 as margins and estimate revisions began to swing more positive. Additionally, Kansas City Southern is going through a version of Precision Railroading that has improved freight conditions faster than investors expected and should drive capital efficiency and higher returns, improving the optimal capital structure and value creation avenues available to the company. Jacobs Engineering is divesting low-margin cash flow streams and replacing them with higher-margin, more stable businesses. This transformation brings with it greater capital deployment optionality and higher returns on capital that are beginning to be recognized by the market. L3Harris Technologies appreciated during the period as the merger of equals between Harris Corp. and L3 Technologies, Inc. closed creating an industry leader in defense technology. As a result of the significant move in the share price and lowered reward/risk level, we used the opportunity to exit the Portfolio’s position.

In Real Estate, CBRE Group was the largest contributor during the period. CBRE Group is the largest commercial real estate services company in the world. During the period, the company disclosed how it would be returning capital to shareholders via share buybacks in a more systematic way. We view CBRE Group as a business that is becoming less cyclical and more dominant over time as it continues to lead the industry in technology investments and grow its annuity-like facilities management business. This quality shift is expanding the company’s optimal capital structure and making it more recession-proof over time. The company’s balance sheet is also uniquely under-levered providing firepower to continue to add quality assets to the portfolio and return capital to shareholders.

Within the Energy sector, independent oil and gas producer Anadarko Petroleum Corp. added the most value. The depth of the management team and the company’s ability to manage a large portfolio of high-quality assets, with cash generation being a top priority, attracted us to the stock. These attributes stood out to Chevron Corp. as well, as it made an offer to acquire the company for $65 per share, representing a 39% premium. Occidental Petroleum Corp. then came in with a superior proposal, offering a cash-and-stock deal valued at $76 per share. As a result of the significant move in the share price and lowered reward/risk level, we used the opportunity to exit the Portfolio’s position.

The Portfolio also benefited from stock selection within the Financials sector; specifically, within the Insurance industry. Bermuda based insurance and reinsurance provider Arch Capital Group, Ltd. and insurance brokerage and casualty insurance underwriting services provider Brown & Brown, Inc. were the leading relative contributors. Arch Capital Group posted solid results during the period which showed its mortgage insurance business continues to see progression. Arch Capital Group has utilized its balance sheet to diversify its insurance offerings and is now a market leader in the less volatile private mortgage insurance market which should continue to benefit them in the future. Brown & Brown beat expectations driven by higher margins and increased share buybacks. We believe the company’s ability to integrate acquisitions and generate strong free cash flow should continue to create long-term shareholder value.

Conversely, the Portfolio’s exposure to cash created a drag on performance as is to be expected in periods of sharp appreciation in the market. The exposure to cash is transitional in nature and not a directional bet on the market. Additionally, the Portfolio was also negatively impacted by its overweight to Materials and Health Care.

The largest relative individual detractors during the period were Kohl’s Corp. and Molson Coors Beverage Co. Kohl’s and the retailing industry faced some headwinds in 2019. The retail space was impacted by a continued consumer shift to online offerings and a heavier promotional environment. We believe many of the issues impacting the company are short-term and continue to view Kohl’s as a best-in-class retailer with a favorable off-mall footprint. The

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

company continues to generate a significant amount of free cash flow and is well ahead of its competitors in creating innovative ways to drive store traffic. Molson Coors Beverage underperformed during the period as market headwinds including a slowing North American beer market have pressured the industry and expectations for the company despite a steadily growing free cash stream that is being discounted by the market. In addition, its new CEO gave 2020 guidance that was modestly below street expectations and a couple sell-side analysts threw in the towel on their bull thesis. We believe this guidance may prove conservative and we think the new leadership could drive a positive change in innovation and direction that is much needed at Molson Coors.

During the period, the Portfolio increased its exposure in the Consumer Discretionary sector reducing our moderate underweight, purchasing five new names and adding to some of the existing Portfolio names, while exiting only one holding within the sector. We also increased the Financials weighting as relative reward-to-risk valuations were looking more attractive. In Industrials, we shifted the Portfolio’s positioning by exiting six names, while adding three new investments and either adding to or trimming many of the existing names. At the same time, we meaningfully decreased the Utilities weighting, increasing the Portfolio’s notable underweight by selling a larger Portfolio holding within the sector as well as reducing two other positions.

As of December 31, 2019, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Health Care and Industrials sectors. In Health Care, the overweight was primarily due to opportunities we have found in equipment and supplies companies. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in the Real Estate and Utilities sectors. In the Real Estate sector, we saw less attractive reward-to-risk opportunities currently, as such the Portfolio remained largely underweight the sector at period-end. The underweight to Utilities was largely driven by the view that we were finding more attractive reward-to-risk opportunities in other sectors that could more freely deploy capital and still provide protection from lower Treasury yields.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	35.78	6.27	10.98
Class B	35.53	6.02	10.71
Russell Midcap Value Index	27.06	7.62	12.42

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Holdings

% of Net Assets
Amdocs, Ltd.	2.8
Brown & Brown, Inc.	2.8
CBRE Group, Inc. - Class A	2.3
Alcon, Inc.	2.2
Humana, Inc.	2.2
Varian Medical Systems, Inc.	2.2
Arch Capital Group, Ltd.	2.2
Kansas City Southern	2.1
Stanley Black & Decker, Inc.	2.1
Jacobs Engineering Group, Inc.	2.1

Top Sectors

% of Net Assets
Financials	21.4
Industrials	16.1
Health Care	11.4
Consumer Discretionary	9.3
Real Estate	7.8
Information Technology	7.6
Materials	6.5
Energy	6.0
Utilities	5.2
Consumer Staples	2.9

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class A (a)	Actual	0.71%	$1,000.00	$1,110.00	$3.78
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,109.30	$5.10
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Auto Components—1.2%
Aptiv plc	65,804	$6,249,406

Banks—6.5%
Fifth Third Bancorp	311,426	9,573,235
PacWest Bancorp (a)	181,728	6,954,731
Regions Financial Corp.	592,531	10,167,832
Zions Bancorp N.A. (a)	129,331	6,714,865

		33,410,663

Beverages—1.8%
Molson Coors Brewing Co. - Class B (a)	172,106	9,276,513

Building Products—2.1%
A.O. Smith Corp.	112,013	5,336,299
Masco Corp.	116,618	5,596,498

		10,932,797

Capital Markets—2.2%
Cboe Global Markets, Inc.	47,786	5,734,320
Northern Trust Corp. (a)	51,038	5,422,277

		11,156,597

Chemicals—2.0%
PPG Industries, Inc.	75,536	10,083,301

Commercial Services & Supplies—2.1%
Republic Services, Inc.	120,055	10,760,530

Construction & Engineering—2.1%
Jacobs Engineering Group, Inc.	120,411	10,816,520

Containers & Packaging—3.4%
International Paper Co.	126,287	5,815,517
Packaging Corp. of America (a)	59,368	6,648,622
Sealed Air Corp. (a)	131,500	5,237,645

		17,701,784

Electric Utilities—3.6%
American Electric Power Co., Inc.	94,073	8,890,839
FirstEnergy Corp.	202,217	9,827,746

		18,718,585

Energy Equipment & Services—1.9%
Baker Hughes Co.	170,391	4,367,122
National Oilwell Varco, Inc.	214,483	5,372,799

		9,739,921

Equity Real Estate Investment Trusts—5.5%
American Campus Communities, Inc.	168,410	7,920,322
Invitation Homes, Inc.	333,287	9,988,612
Mid-America Apartment Communities, Inc.	54,455	7,180,436
Park Hotels & Resorts, Inc. (a)	122,447	3,167,704

		28,257,074

Food Products—0.6%
Lamb Weston Holdings, Inc.	38,408	3,304,240

Health Care Equipment & Supplies—7.1%
Alcon, Inc. (b)	202,000	11,427,140
STERIS plc (a)	32,105	4,893,444
Varian Medical Systems, Inc. (b)	79,012	11,220,494
Zimmer Biomet Holdings, Inc.	58,766	8,796,095

		36,337,173

Health Care Providers & Services—3.1%
Humana, Inc.	30,925	11,334,631
Universal Health Services, Inc. - Class B	33,728	4,838,619

		16,173,250

Hotels, Restaurants & Leisure—3.0%
Vail Resorts, Inc. (a)	28,445	6,821,964
Yum China Holdings, Inc.	174,609	8,382,978

		15,204,942

Household Durables—2.7%
D.R. Horton, Inc.	121,468	6,407,437
Mohawk Industries, Inc. (b)	55,744	7,602,367

		14,009,804

Household Products—0.5%
Church & Dwight Co., Inc.	32,705	2,300,470

Industrial Conglomerates—1.9%
Carlisle Cos., Inc. (a)	61,082	9,885,511

Insurance—11.3%
Allstate Corp. (The)	89,179	10,028,179
Arch Capital Group, Ltd. (b)	258,735	11,097,144
Brown & Brown, Inc. (a)	365,799	14,441,744
Fidelity National Financial, Inc.	174,859	7,929,856
Loews Corp. (a)	182,607	9,585,041
Willis Towers Watson plc	24,172	4,881,294

		57,963,258

IT Services—4.1%
Amdocs, Ltd.	201,080	14,515,965
Euronet Worldwide, Inc. (b)	42,866	6,753,967

		21,269,932

Life Sciences Tools & Services—1.2%
Charles River Laboratories International, Inc. (b)	39,612	6,051,129

Machinery—2.8%
Cummins, Inc.	19,976	3,574,905
Stanley Black & Decker, Inc.	65,803	10,906,189

		14,481,094

Media—2.0%
Discovery, Inc. - Class C (b)	344,705	10,510,055

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—1.1%
Barrick Gold Corp.	291,955	$5,427,443

Mortgage Real Estate Investment Trusts—1.5%
Annaly Capital Management, Inc. (a)	827,081	7,791,103

Multiline Retail—1.2%
Kohl’s Corp. (a)	123,384	6,286,415

Oil, Gas & Consumable Fuels—4.1%
Cimarex Energy Co.	79,598	4,178,099
Devon Energy Corp.	133,688	3,471,877
Hess Corp.	67,413	4,503,863
Valero Energy Corp.	42,494	3,979,563
WPX Energy, Inc. (a) (b)	371,840	5,109,082

		21,242,484

Real Estate Management & Development—2.3%
CBRE Group, Inc. - Class A (b)	194,362	11,912,447

Road & Rail—2.1%
Kansas City Southern (a)	71,578	10,962,887

Semiconductors & Semiconductor Equipment—1.2%
Analog Devices, Inc.	50,399	5,989,417

Software—0.5%
Check Point Software Technologies, Ltd. (a) (b)	23,407	2,597,241

Technology Hardware, Storage & Peripherals—1.8%
NCR Corp. (a) (b)	257,256	9,045,121

Textiles, Apparel & Luxury Goods—1.2%
Carter’s, Inc. (a)	10,458	1,143,478
PVH Corp.	48,794	5,130,689

		6,274,167

Trading Companies & Distributors—2.9%
AerCap Holdings NV (b)	129,312	7,948,809
United Rentals, Inc. (a) (b)	41,065	6,848,410

		14,797,219

Water Utilities—1.6%
American Water Works Co., Inc.	65,324	8,025,053

Total Common Stocks (Cost $423,539,253)		494,945,546

Short-Term Investment—4.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $21,347,836; collateralized by U.S. Treasury Note at 1.125%, maturing 09/30/21, with a market value of $21,774,994.	21,347,125	21,347,125

Total Short-Term Investments (Cost $21,347,125)		21,347,125

Securities Lending Reinvestments (c)—13.0%

Certificates of Deposit—4.1%
ABN AMRO Bank NV 2.120%, 01/10/20	1,000,000	1,000,120
Agricultural Bank of China 2.250%, 01/24/20	1,000,000	1,000,001
Bank of Montreal (Chicago) 1.710%, SOFR + 0.170%, 02/07/20 (d)	1,000,000	999,955
Bank of Nova Scotia
1.910%, 1M LIBOR + 0.170%, 05/15/20 (d)	1,000,000	999,911
2.182%, 3M LIBOR + 0.170%, 01/09/20 (d)	2,000,000	2,000,134
Barclays Bank plc 1.934%, 1M LIBOR + 0.230%, 02/05/20 (d)	2,000,000	1,999,880
Canadian Imperial Bank of Commerce 1.900%, FEDEFF PRV + 0.350%, 08/06/20 (d)	2,000,000	2,002,408
China Construction Bank Corp. 2.350%, 01/02/20	1,000,000	1,000,023
Commonwealth Bank of Australia 1.912%, 1M LIBOR + 0.175%, 04/16/20 (d)	2,000,000	2,000,060
DZ Bank AG Zero Coupon, 03/10/20	989,594	996,200
Rabobank International London 1.995%, 1M LIBOR + 0.190%, 04/24/20 (d)	2,000,000	2,000,100
Societe Generale 2.000%, FEDEFF PRV + 0.450%, 08/14/20 (d)	1,000,000	999,996
Standard Chartered Bank 1.950%, FEDEFF PRV + 0.400%, 03/13/20 (d)	1,000,000	999,998
Sumitomo Mitsui Trust International, Ltd. Zero Coupon, 02/18/20	989,064	997,580
Westpac Banking Corp. 1.850%, FEDEFF PRV + 0.300%, 02/14/20 (d)	2,000,000	1,999,994

		20,996,360

Commercial Paper—1.0%
Agricultural Bank of China 2.360%, 01/03/20	993,969	999,823
Bank of China, Ltd. 2.280%, 03/09/20	994,300	996,017
China Construction Bank Corp. 2.300%, 01/17/20	994,122	999,040
Mont Blanc Capital, Corp. 2.020%, 03/19/20	994,782	995,700
UBS AG 2.145%, 1M LIBOR + 0.340%, 07/28/20 (d)	1,000,000	1,000,000

		4,990,580

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—7.1%
BofA Securities, Inc. Repurchase Agreement dated 12/31/19 at 1.990%, due on 04/01/20 with a maturity value of $1,206,103; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	$1,200,000
Citadel Clearing LLC Repurchase Agreement dated 12/31/19 at 2.150%, due on 04/01/20 with a maturity value of $3,016,483; collateralized by various Common Stock with an aggregate market value of $3,300,395.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/19 at 1.890%, due on 02/04/20 with a maturity value of $1,001,838; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $900,085; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $700,107; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $714,006.	700,000	700,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $400,061; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $2,300,351; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $2,346,008.	2,300,000	2,300,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $9,358,283; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $9,544,638.	9,357,488	9,357,488
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/19 at 2.090%, due on 06/29/20 with a maturity value of $1,010,508; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 2.250%, maturity dates ranging from 04/15/20 - 09/30/26, and various Common Stock with an aggregate market value of $1,060,624.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $1,900,179; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,109,423.	1,900,000	1,900,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $4,000,380; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.625%, maturity dates ranging from 01/31/21 - 08/15/43, and various Common Stock with an aggregate market value of $4,355,556.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/19 at 1.740%, due on 01/07/20 with a maturity value of $200,068; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.875%, maturity dates ranging from 01/21/20 - 05/15/48, and various Common Stock with an aggregate market value of $217,032.	200,000	200,000
Societe Generale Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $1,700,160; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,877,434.	1,700,000	1,700,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $6,702,241; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $7,399,300.	6,700,000	6,700,000
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $1,000,334; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $1,104,373.	1,000,000	1,000,000

		36,357,488

Time Deposits—0.4%
Royal Bank of Canada 2.500%, 01/02/20	250,000	250,000
Shinkin Central Bank 2.260%, 01/08/20	2,000,000	2,000,000

		2,250,000

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2019

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—0.4%
SSGA Institutional U.S. Government Money Market Fund, Premier Class 1.530% (e)	2,000,000	$2,000,000

Total Securities Lending Reinvestments (Cost $66,591,249)		66,594,428

Total Investments—113.3% (Cost $511,477,627)		582,887,099
Other assets and liabilities (net)—(13.3)%		(68,417,296)

Net Assets—100.0%		$514,469,803

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $65,238,347 and the collateral received consisted of cash in the amount of $66,563,319. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2019.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$494,945,546	$—	$—	$494,945,546
Total Short-Term Investment*	—	21,347,125	—	21,347,125
Securities Lending Reinvestments
Certificates of Deposit	—	20,996,360	—	20,996,360
Commercial Paper	—	4,990,580	—	4,990,580
Repurchase Agreements	—	36,357,488	—	36,357,488
Time Deposits	—	2,250,000	—	2,250,000
Mutual Fund	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	64,594,428	—	66,594,428
Total Investments	$496,945,546	$85,941,553	$—	$582,887,099

Collateral for Securities Loaned (Liability)	$—	$(66,563,319)	$—	$(66,563,319)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$582,887,099
Receivable for:
Fund shares sold	577
Dividends and interest	769,629
Prepaid expenses	1,446

Total Assets	583,658,751
Liabilities
Collateral for securities loaned	66,563,319
Payables for:
Investments purchased	1,971,296
Fund shares redeemed	99,828
Accrued Expenses:
Management fees	284,190
Distribution and service fees	34,403
Deferred trustees’ fees	153,931
Other expenses	81,981

Total Liabilities	69,188,948

Net Assets	$514,469,803

Net Assets Consist of:
Paid in surplus	$407,485,020
Distributable earnings (Accumulated losses)	106,984,783

Net Assets	$514,469,803

Net Assets
Class A	$350,822,290
Class B	163,647,513
Capital Shares Outstanding*
Class A	26,937,581
Class B	12,597,854
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.02
Class B	12.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $511,477,627.
(b)	Includes securities loaned at value of $65,238,347.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends (a)	$9,074,394
Interest	179,301
Securities lending income	222,401

Total investment income	9,476,096
Expenses
Management fees	3,582,012
Administration fees	31,779
Custodian and accounting fees	42,924
Distribution and service fees—Class B	393,138
Audit and tax services	44,853
Legal	42,454
Trustees’ fees and expenses	60,868
Shareholder reporting	35,882
Insurance	3,370
Miscellaneous	12,796

Total expenses	4,250,076
Less management fee waiver	(312,669)
Less broker commission recapture	(10,496)

Net expenses	3,926,911

Net Investment Income	5,549,185

Net Realized and Unrealized Gain
Net realized gain on investments	30,923,648

Net change in unrealized appreciation on investments	113,451,108

Net realized and unrealized gain	144,374,756

Net Increase in Net Assets From Operations	$149,923,941

(a)	Net of foreign withholding taxes of $2,122

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,549,185	$4,644,530
Net realized gain	30,923,648	13,603,805
Net change in unrealized appreciation (depreciation)	113,451,108	(86,383,579)

Increase (decrease) in net assets from operations	149,923,941	(68,135,244)

From Distributions to Shareholders
Class A	(12,670,006)	(35,583,532)
Class B	(5,432,158)	(15,217,457)

Total distributions	(18,102,164)	(50,800,989)

Increase (decrease) in net assets from capital share transactions	(64,735,990)	16,301,711

Total increase (decrease) in net assets	67,085,787	(102,634,522)

Net Assets
Beginning of period	447,384,016	550,018,538

End of period	$514,469,803	$447,384,016

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class A
Sales	3,588	$42,487	20,897	$250,713
Reinvestments	1,107,518	12,670,006	3,146,201	35,583,532
Redemptions	(4,888,595)	(57,975,211)	(2,198,715)	(26,036,871)

Net increase (decrease)	(3,777,489)	$(45,262,718)	968,383	$9,797,374

Class B
Sales	268,628	$3,147,578	1,658,389	$19,326,798
Reinvestments	475,254	5,432,158	1,346,678	15,217,457
Redemptions	(2,384,774)	(28,053,008)	(2,372,924)	(28,039,918)

Net increase (decrease)	(1,640,892)	$(19,473,272)	632,143	$6,504,337

Increase (decrease) derived from capital shares transactions		$(64,735,990)		$16,301,711

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.96	$12.70	$11.59	$11.19	$16.34

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.11	0.16	0.14 (b)	0.07
Net realized and unrealized gain (loss)	3.36	(1.63)	1.11	1.28	(1.06)

Total income (loss) from investment operations	3.50	(1.52)	1.27	1.42	(0.99)

Less Distributions
Distributions from net investment income	(0.11)	(0.15)	(0.16)	(0.13)	(0.15)
Distributions from net realized capital gains	(0.33)	(1.07)	0.00	(0.89)	(4.01)

Total distributions	(0.44)	(1.22)	(0.16)	(1.02)	(4.16)

Net Asset Value, End of Period	$13.02	$9.96	$12.70	$11.59	$11.19

Total Return (%) (c)	35.78	(13.07)	11.03	13.60	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.77	0.76	0.75
Net ratio of expenses to average net assets (%) (d)	0.71	0.71	0.71	0.75	0.75
Ratio of net investment income to average net assets (%)	1.19	0.97	1.33	1.27 (b)	0.53
Portfolio turnover rate (%)	36	31	164	145	95
Net assets, end of period (in millions)	$350.8	$305.9	$377.7	$358.4	$454.3

	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.93	$12.66	$11.55	$11.16	$16.29

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.08	0.13	0.11 (b)	0.04
Net realized and unrealized gain (loss)	3.36	(1.62)	1.11	1.27	(1.06)

Total income (loss) from investment operations	3.47	(1.54)	1.24	1.38	(1.02)

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	(0.13)	(0.10)	(0.10)
Distributions from net realized capital gains	(0.33)	(1.07)	0.00	(0.89)	(4.01)

Total distributions	(0.41)	(1.19)	(0.13)	(0.99)	(4.11)

Net Asset Value, End of Period	$12.99	$9.93	$12.66	$11.55	$11.16

Total Return (%) (c)	35.53	(13.29)	10.79	13.18	(9.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	0.96	1.00	1.00
Ratio of net investment income to average net assets (%)	0.95	0.72	1.08	1.00 (b)	0.28
Portfolio turnover rate (%)	36	31	164	145	95
Net assets, end of period (in millions)	$163.6	$141.4	$172.3	$176.1	$177.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”) each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $21,347,125. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $36,357,488. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2019, with a contractual maturity of overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$173,834,608	$0	$258,749,203

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$3,582,012	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wells Capital Management Incorporated (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2018 to April 30, 2019. Amounts waived for the year ended December 31, 2019 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$511,857,848

Gross unrealized appreciation	90,570,559
Gross unrealized depreciation	(19,541,308)

Net unrealized appreciation (depreciation)	$71,029,251

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$13,004,355	$24,305,868	$5,097,809	$26,495,121	$18,102,164	$50,800,989

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$10,158,114	$25,951,349	$71,029,251	$—	$107,138,714

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders of and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wells Capital Management Mid Cap Value Portfolio, one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Wells Capital Management Mid Cap Value Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-20

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-21

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-22

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Wells Capital Management Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2019. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year and three-year periods ended October 31, 2019, and underperformed its benchmark for the five-year period ended October 31, 2019. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2019, the Class B shares of the Western Asset Management Government Income Portfolio returned 7.49%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Index1, returned 6.83%. The Portfolio’s Custom Benchmark2 returned 7.89% over the same period.

On April 29, 2019, Western Asset Management Company succeeded FIAM, LLC (“FIAM”) as the subadviser to the Portfolio and the name of the Portfolio was changed from the Fidelity Institutional Asset Management Government Income Portfolio to the Western Asset Management Government Income Portfolio.

The following commentary was provided by FIAM for the period of January 1, 2019 through April 26, 2019.

MARKET ENVIRONMENT / CONDITIONS

For the four months ending April 30, 2019, the U.S. Investment- Grade Bond market earned a total return of 2.97%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The market environment during this time was characterized by falling interest rates, a steepening U.S. Treasury yield curve (where longer term yields fall less than shorter term yields), mixed yield spreads—some widening, most narrowing—and a declining level of volatility as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), that began the period at 25% and ended the period at 13% while fluctuating within a downward-sloping channel between those two extremes. Shorter-dated bonds generally performed better than longer-dated ones, and lower-quality bonds generally performed better than those of higher quality.

U.S. Treasury yields were volatile in the first four months of the year—generally remaining range-bound in January and February, falling steadily in March, and rising haltingly in April. The downward trend was far from uniform, however, with yields on short-term bonds declining the most—anywhere from 71 to 75 basis points—followed by intermediate-term bonds (69 to 72 basis points) and long-term bonds (50 to 56 basis points). The result was a noticeable steepening in the slope of the U.S. Treasury yield curve—by 21 basis points, all told—as measured by the slope between the 1-year U.S. Treasury bill and the 30-year U.S. Treasury bond.

The year began with caution, as the fourth quarter of 2018 had been marked by precipitously declining stock prices, tightening financial conditions, extreme financial market volatility, a government shutdown, and fears of an economic recession. The Chairman of the Federal Reserve (the “Fed”), Jay Powell, sought to allay these fears by adopting a decidedly more dovish stance on monetary policy, stating that the Fed would “listen very carefully” to the market and would “be patient” in its efforts to normalize the term structure of interest rates. The Fed’s new position was further confirmed in the January Federal Open Market Committee (the “FOMC”) meeting, where it was announced that the Fed’s balance sheet would be run with an “ample supply of reserves.”

The pivot in Fed policy came as somewhat of a surprise, and it immediately improved market sentiment, as did a number of other factors in the weeks that followed, including a better-than-feared earnings season, Chinese stimulus measures, and the apparent progress being made by the U.S. and China in resolving their ongoing trade dispute. All of these factors in combination provided a favorable backdrop for the fierce “risk-on” rally that took place in the first quarter, with credit spreads tightening by more than 30 basis points by the end of March, and equity markets staging a v-shaped recovery, with the Standard & Poor’s 500 Index appreciating nearly 14% during the period. Commodities and oil had a strong run as well, and inflation break-evens moved higher. During this time, financial conditions improved dramatically, reversing most of the tightening that had occurred in the fourth quarter of 2018.

As recently as December 2018, the Fed had been signaling that it intended to hike short-term interest rates in two quarter-point increments in 2019, but the March FOMC meeting reaffirmed the Fed’s dovish tilt, as the Fed’s “dot plots” implied that there would be no additional rate hikes in 2019 and just one quarter-point rate hike in 2020. The Fed also announced that it would be curtailing its balance-sheet reduction program—better known as “quantitative tightening”—by September 2019. This news provided a further catalyst for U.S. Treasuries to rally, resulting in a brief inversion of the U.S. Treasury yield curve between the 3-month and 10-year nodes. On the back end of this development, risk assets sold off briefly, but soon reversed course and continued to rally, driven by better economic data and improved prospects for a U.S.-China trade deal. This rally persisted right up through the end of April, sustained by subdued inflation reports and building expectations for an “insurance rate cut” from the Fed, even though Chair Powell noted that the weakness in inflation was likely to be “transitory”.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio performed in line with its Custom Benchmark over the period beginning January 1, 2019 and ending April 26, 2019. Returns in the Portfolio were driven primarily by two factors: favorable sector allocation and favorable security selection, while interest rate positioning was neutral for relative return.

Relative to the Custom Benchmark, the Portfolio maintained a large underweight to U.S. Treasuries, a large underweight to U.S. Agency debentures, and a large overweight to U.S. Agency securitized debt products. Within the securitized debt space, the Portfolio maintained a slight underweight to in-benchmark securities such as fixed-rate Agency mortgage pass-throughs and a large overweight to out-of-benchmark securities such as Agency collateralized mortgage obligations (“CMOs”), Agency commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and Agency hybrid adjustable-rate mortgage-backed securities (“HARMs”).

This sector allocation strategy proved to be effective, resulting in a positive contribution to excess return, mainly because it was a

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

“risk-on” market environment, with risk assets outperforming riskless assets (U.S. Treasuries), and with higher-risk non-U.S. Treasuries such as securitized debt) outperforming lower-risk U.S. Agencies.

Security selection made a positive contribution to excess return during the quarter, as U.S. Treasury yields fell across all maturities, thereby making the Portfolio’s favored type of Agency mortgage-backed securities (“MBS”) more highly prized than before. The largest positive contributors to excess return were 30-year, fixed-rate Agency MBS in the upper and lower range of the coupon stack. Security selection in the U.S. Agency debenture space was another solid contributor to excess return, while security selection in the 15-year, fixed-rate Agency MBS space detracted to a modest extent.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts, interest-rate swaps, and interest-rate swaptions—in managing its duration and yield-curve positioning postures throughout the period. The notional value of these instruments represented only about 9% of the Portfolio’s net assets, on average, so the use of these instruments was careful and deliberate. Nevertheless, derivatives played an important role in managing the Portfolio’s exposure to interest rate fluctuations.

Franco Castagliuolo

Sean Corcoran

Portfolio Managers

FIAM LLC

The following commentary was provided by Western Asset Management Company, LLC for the period April 29, 2019 through December 31, 2019.

MARKET ENVIRONMENT / CONDITIONS

Several positive developments to a number of economic events that had weighed on markets occurred as the year came to a close, alleviating market fears of a more hawkish Fed and of the prospect of a U.S. recession.

Fixed income markets, in general, posted strong results over the twelve months ended December 31, 2019. In the summer, however, optimism faded as U.S. Treasury yields plunged on increased global recession fears which were compounded by an escalation in trade war rhetoric between the United States and China. Later in the year, several geopolitical uncertainties that had weighed on markets for much of the year were reduced: first, the U.S. and China announced reaching a “Phase One” trade deal; second, the United States—Mexico- Canada Agreement (USMCA) trade deal passed the House of Representatives and next heads to the Senate where it is expected to be approved; and last, Boris Johnson won a sizeable electoral majority in U.K. elections, clearing the path for the country to withdraw from the European Union (Brexit). U.S. Treasury yields ended the year significantly lower but up from their summer lows. Inflation remained below the Fed’s target. Spread sectors posted strong results as optimism dominated the year despite periodic volatility and only modest growth.

Annualized gross domestic product (“GDP”) growth hit a high-water mark of 3.1% in the first quarter of 2019 following an anemic 1.1% rate in the fourth quarter of 2018. First quarter growth was boosted by temporary effects from inventory and foreign trade; GDP growth subsequently ticked down to 2.0% in the second quarter and 2.1% in the third quarter. Continuing the softness from late 2018, the manufacturing sector weakened in the first half of the year but strengthened somewhat in the second half. The U.S. labor market further tightened throughout the year; the unemployment began the year at 4.0% in January and reached 3.5% in September and November.

After raising rates four times in 2018, the FOMC lowered the target range for the fed funds rate three times in 2019 to 1.50%—1.75% and then kept rates on hold in December and indicated that it viewed current policy as “appropriate.” Fed Chair Jerome Powell’s emphasis on continued low inflation implies that any future hike in rates would first require a significant and persistent move up in inflation. These views were echoed by other global central banks and they eased monetary policy as well. The Fed ended its balance sheet reduction in July but began purchasing Treasury bills in the fourth quarter of 2019 to inject liquidity in the banking system to ease repo funding concerns that had emerged.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Western Asset Management Government Income Portfolio mildly underperformed its Custom Blended benchmark during the eight-month period since inception. The Portfolio’s yield curve positioning, which also serves as ballast against the spread product in the Portfolio, was the largest detractor as the curve steepened. The Portfolio’s exposure to Treasury Inflation-Protected Securities (“TIPS”) was also a detractor to performance as longer breakeven inflation rates (the difference between the yield on nominal bonds and TIPS of the same maturity) ended the year little changed. Among the largest contributors to performance were the Portfolio’s duration positioning and exposure to Emerging Markets. The Portfolio’s duration positioning, in addition to serving as the top contributor to performance, helped mute downside volatility during risk-off periods. Spreads tightened across fixed-income sectors and Emerging Markets had a particularly strong year as markets ultimately believed in global growth resiliency despite elevated trade tensions. CMBS and ABS exposures in net had minimal impact on performance; while CMBS was a slight detractor, ABS was a small contributor.

The Portfolio maintained exposure to non-U.S. sovereign paper as Emerging Markets remained one of our highest conviction areas

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

given attractive valuations and the fundamental backdrop. We increased the Portfolio’s exposure to longer-dated TIPS in the second half as valuations became more attractive. We increased exposure to Agency bonds given the sector’s attractive relative value. We also reduced exposure to MBS and to CMBS as valuations were less compelling.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%), and the Bloomberg Barclays U.S. Agency Bond Index (25%).

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2019

	1 Year	5 Year	Since Inception[1]
Western Asset Management Government Income Portfolio
Class B	7.49	2.32	2.98
Bloomberg Barclays U.S. Government Bond Index	6.83	2.36	2.74
Custom Benchmark	7.89	2.84	3.45

1 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2019

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	84.7
Foreign Government	9.7
Asset-Backed Securities	2.8
Corporate Bonds & Notes	1.6
Mortgage-Backed Securities	0.2

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period** July 1, 2019 to December 31, 2019
Class B (a)	Actual	0.69%	$1,000.00	$1,020.00	$3.51
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—84.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—47.5%
Fannie Mae 15 Yr. Pool
3.000%, 05/01/27	36,414	$37,400
3.000%, 06/01/32	165,447	169,798
3.000%, 10/01/32	17,652	18,191
3.000%, 02/01/33	5,910,703	6,077,696
3.000%, 03/01/33	930,012	955,556
3.000%, 04/01/33	755,568	776,291
3.000%, 05/01/33	364,970	375,037
3.000%, 06/01/33	171,031	175,650
3.000%, 07/01/33	1,300,414	1,333,338
3.000%, 08/01/33	3,843,757	3,940,974
3.000%, 10/01/33	831,002	853,140
3.000%, 11/01/33	584,462	599,217
3.000%, 12/01/33	297,243	304,726
3.000%, 01/01/34	597,625	612,166
3.000%, 02/01/34	535,847	548,886
3.000%, 03/01/34	1,349,925	1,382,771
3.000%, 05/01/34	715,316	732,745
4.500%, 12/01/23	5,602	5,780
4.500%, 11/01/25	477,061	498,212
5.000%, 03/01/23	4,737	4,906
Fannie Mae 20 Yr. Pool
3.500%, 07/01/32	2,654,925	2,774,933
3.500%, 01/01/34	1,702,680	1,781,988
4.000%, 11/01/31	1,047,365	1,115,256
4.000%, 08/01/32	840,909	895,441
Fannie Mae 30 Yr. Pool
2.500%, 01/01/43	2,398,269	2,385,287
2.500%, 04/01/47	519,761	516,948
2.500%, 10/01/49	1,699,831	1,681,667
2.500%, 12/01/49	999,901	988,295
3.000%, 09/01/42	2,048,006	2,108,898
3.000%, 10/01/42	1,763,937	1,816,295
3.000%, 11/01/42	3,024,551	3,113,864
3.000%, 08/01/46	2,070,284	2,117,835
3.000%, 09/01/46	934,039	957,169
3.000%, 10/01/46	375,004	383,835
3.000%, 11/01/46	476,827	488,056
3.000%, 07/01/49	568,601	579,321
3.000%, 08/01/49	1,659,801	1,685,662
3.000%, 09/01/49	6,496,816	6,634,271
3.000%, 10/01/49	1,881,453	1,915,137
3.000%, 11/01/49	793,273	805,208
3.500%, 11/01/42	3,082,138	3,245,344
3.500%, 04/01/46	3,058,746	3,205,821
3.500%, 07/01/47	2,541,473	2,670,664
3.500%, 12/01/47	7,128,764	7,477,714
3.500%, 06/01/49	3,509,434	3,607,745
3.500%, 08/01/49	4,634,885	4,779,921
4.000%, 10/01/39	105,830	113,440
4.000%, 11/01/40	4,420,619	4,740,147
4.000%, 01/01/42	295,939	317,076
4.000%, 04/01/42	410,499	439,615
4.000%, 09/01/42	2,182,536	2,340,604
4.000%, 10/01/42	488,427	518,981
4.000%, 11/01/42	183,786	191,132

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/43	240,594	254,494
4.000%, 06/01/43	242,656	255,293
4.000%, 08/01/43	414,121	440,801
4.000%, 09/01/43	1,698,177	1,813,265
4.000%, 10/01/43	303,642	324,835
4.000%, 02/01/44	106,798	113,332
4.000%, 04/01/44	160,914	170,751
4.000%, 02/01/45	209,750	222,241
4.000%, 06/01/45	77,153	82,667
4.000%, 12/01/45	911,422	965,485
4.000%, 03/01/46	208,672	220,552
4.000%, 05/01/46	71,816	74,678
4.000%, 09/01/47	38,789	40,468
4.000%, 11/01/47	55,384	58,206
4.000%, 03/01/48	410,718	430,777
4.000%, 05/01/48	1,467,795	1,556,751
4.500%, 12/01/40	1,640,435	1,781,278
4.500%, 08/01/41	146,783	159,399
4.500%, 11/01/41	925,176	1,004,713
4.500%, 12/01/43	236,862	255,737
4.500%, 10/01/44	1,520,735	1,643,305
4.500%, 02/01/45	542,540	584,059
4.500%, 03/01/46	248,657	269,616
4.500%, 12/01/48	2,966,443	3,188,825
5.000%, 04/01/41	17,829	19,060
5.000%, 06/01/41	31,210	33,718
5.000%, 08/01/41	80,855	88,299
5.500%, 12/01/39	552,751	619,608
5.500%, 04/01/40	639,934	712,082
5.500%, 06/01/40	65,386	72,524
5.500%, 05/01/41	229,034	255,815
5.500%, 06/01/41	384,648	426,167
5.500%, 07/01/41	461,987	513,173
5.500%, 12/01/41	784,900	871,187
5.500%, 02/01/42	1,676,254	1,863,687
5.500%, 05/01/44	465,354	516,913
6.000%, 01/01/34	70,653	80,940
6.000%, 08/01/34	110,789	127,023
6.000%, 10/01/34	119,365	136,888
6.000%, 11/01/34	86,862	99,614
6.000%, 01/01/35	112,788	129,284
6.000%, 04/01/35	170,342	195,273
6.000%, 06/01/36	275,503	316,011
6.000%, 05/01/37	378,678	434,398
6.000%, 09/01/37	21,650	24,952
6.000%, 10/01/37	307,659	354,914
6.000%, 01/01/38	304,583	351,511
6.000%, 03/01/38	103,939	119,926
6.000%, 07/01/38	62,913	72,620
6.000%, 01/01/40	294,166	339,612
6.000%, 05/01/40	415,020	479,055
6.000%, 07/01/41	378,968	434,707
6.000%, 01/01/42	32,336	36,346
6.500%, 07/01/32	75,257	84,247
6.500%, 12/01/32	22,973	26,430

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.500%, 07/01/35	26,537	$30,066
6.500%, 12/01/35	238,532	269,055
6.500%, 08/01/36	397,918	449,976
Fannie Mae ARM Pool
3.907%, 12M LIBOR + 1.830%, 10/01/41 (a)	14,930	15,518
4.068%, 12M LIBOR + 1.818%, 09/01/41 (a)	17,447	18,233
4.499%, 12M LIBOR + 1.800%, 07/01/41 (a)	47,556	49,720
4.537%, 12M LIBOR + 1.818%, 07/01/41 (a)	28,118	29,454
4.585%, 12M LIBOR + 1.700%, 06/01/42 (a)	30,546	31,630
4.894%, 12M LIBOR + 1.818%, 02/01/42 (a)	99,679	103,707
Fannie Mae Grantor Trust 2.898%, 06/25/27	10,410,687	10,672,522
Fannie Mae Pool
3.000%, 08/01/27	96,543	98,951
3.000%, 10/01/27	164,540	168,655
3.000%, 11/01/27	57,004	58,429
3.000%, 12/01/27	85,102	87,232
3.000%, 01/01/28	79,832	81,829
3.000%, 02/01/28	74,271	76,129
3.000%, 03/01/28	76,781	78,704
3.000%, 04/01/28	73,373	75,209
3.000%, 05/01/28	83,389	85,477
3.000%, 06/01/28	82,117	84,162
3.000%, 07/01/28	76,938	78,854
3.000%, 08/01/28	86,241	88,390
3.000%, 09/01/28	87,626	89,808
3.000%, 01/01/29	83,246	85,318
3.000%, 03/01/29	79,121	81,091
3.500%, 09/01/32	2,799,952	2,901,018
3.500%, 10/01/56	1,987,269	2,089,921
6.500%, 08/01/39	1,270,989	1,458,506
6.534%, 02/01/39	164,587	177,674
Fannie Mae REMICS (CMO)
1.750%, 06/25/42	221,786	217,114
1.750%, 01/25/43	211,925	209,384
2.712%, 1M LIBOR + 0.920%, 03/25/36 (a)	303,138	309,528
2.722%, 1M LIBOR + 0.930%, 06/25/36 (a)	471,746	481,337
3.000%, 05/25/46	3,869,684	3,943,757
4.250%, 03/25/42	1,765,759	1,910,246
4.500%, 12/25/40	147,007	153,895
4.750%, 01/25/41	367,358	405,894
4.758%, -1x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	372,514	41,489
5.000%, 12/25/23	104,943	109,018
5.000%, 12/25/34	236,087	258,620
5.000%, 03/25/35	197,305	216,255
5.000%, 08/25/39	300,331	328,784
5.000%, 02/25/41	203,869	218,698
5.500%, 07/25/34	19,694	19,768
5.500%, 06/25/35	93,289	98,546
5.500%, 08/25/35	929,122	1,024,038
6.000%, 06/25/45 (b)	544,075	103,010
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	570,281	590,635
3.000%, 02/01/32	18,179	18,689
3.000%, 03/01/33	3,067,364	3,153,560

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
3.000%, 09/01/33	458,570	470,324
3.000%, 03/01/34	353,469	362,405
6.000%, 01/01/24	115,270	120,335
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	1,760,443	1,813,615
3.500%, 03/01/32	1,010,064	1,056,520
3.500%, 06/01/32	2,698,399	2,822,442
3.500%, 07/01/32	949,042	992,527
3.500%, 02/01/34	3,915,304	4,102,584
4.000%, 06/01/33	1,076,211	1,146,627
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	152,590	157,880
3.000%, 01/01/43	178,983	184,472
3.000%, 02/01/43	898,893	926,640
3.000%, 03/01/43	9,275,288	9,554,927
3.000%, 06/01/43	2,997,115	3,086,249
3.000%, 01/01/47	1,092,330	1,115,337
3.000%, 09/01/48	892,391	918,594
3.500%, 04/01/40	291,892	307,660
3.500%, 05/01/40	355,266	374,487
3.500%, 06/01/40	622,215	655,861
3.500%, 07/01/40	128,522	133,455
3.500%, 08/01/40	264,106	278,370
3.500%, 09/01/40	238,854	251,751
3.500%, 10/01/40	171,993	181,257
3.500%, 11/01/40	172,513	179,741
3.500%, 12/01/40	222,508	234,512
3.500%, 04/01/42	601,766	640,954
3.500%, 07/01/42	117,589	123,927
3.500%, 08/01/42	49,657	52,151
3.500%, 09/01/42	310,286	327,444
3.500%, 10/01/42	1,420,733	1,497,670
3.500%, 01/01/43	622,669	656,659
3.500%, 02/01/43	273,094	287,889
3.500%, 04/01/43	5,150,641	5,430,290
3.500%, 05/01/43	408,853	431,008
3.500%, 11/01/44	508,382	531,427
3.500%, 02/01/45	12,928	13,508
3.500%, 06/01/45	15,478	16,309
3.500%, 11/01/45	4,385,930	4,620,764
3.500%, 01/01/46	582,865	609,074
3.500%, 02/01/46	509,802	525,085
3.500%, 05/01/46	1,358,485	1,437,386
3.500%, 06/01/46	550,949	569,741
3.500%, 07/01/46	1,638,680	1,718,509
3.500%, 08/01/46	328,342	343,952
3.500%, 09/01/46	914,286	963,215
3.500%, 01/01/47	2,370,961	2,456,929
3.500%, 02/01/47	2,839,460	2,934,084
3.500%, 07/01/47	1,227,950	1,274,167
3.500%, 11/01/47	198,110	206,285
3.500%, 12/01/47	795,662	826,329
3.500%, 02/01/48	295,329	306,373
3.500%, 03/01/48	1,113,225	1,157,721
3.500%, 04/01/48	980,421	1,016,644

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 01/01/49	3,699,988	$3,815,791
4.000%, 11/01/41	10,277	10,969
4.000%, 09/01/42	3,244,151	3,476,438
4.000%, 10/01/42	67,826	71,961
4.000%, 11/01/42	420,142	449,798
4.000%, 12/01/42	181,089	194,154
4.000%, 01/01/43	23,791	24,785
4.000%, 02/01/43	212,680	227,848
4.000%, 03/01/43	98,695	105,196
4.000%, 04/01/43	28,770	30,881
4.000%, 05/01/43	434,859	463,762
4.000%, 06/01/43	32,411	34,109
4.000%, 07/01/43	360,283	384,087
4.000%, 08/01/43	282,838	301,766
4.000%, 09/01/43	479,156	511,042
4.000%, 10/01/43	433,158	460,998
4.000%, 11/01/43	21,354	22,246
4.000%, 01/01/44	515,646	548,165
4.000%, 02/01/44	64,399	67,966
4.000%, 03/01/44	60,468	64,237
4.000%, 04/01/44	61,466	64,910
4.000%, 07/01/44	738,404	791,386
4.000%, 12/01/44	17,083	17,774
4.000%, 01/01/45	451,927	479,062
4.000%, 02/01/45	511,454	547,878
4.000%, 05/01/45	953,871	1,022,610
4.000%, 12/01/45	525,284	556,835
4.000%, 07/01/47	3,888,449	4,092,345
4.000%, 11/01/47	910,117	951,898
4.000%, 12/01/47	1,681,872	1,765,348
4.000%, 01/01/48	375,642	393,136
4.000%, 02/01/48	351,187	367,947
4.000%, 04/01/48	127,732	133,124
4.000%, 05/01/48	851,143	903,240
4.500%, 05/01/39	92,881	100,899
4.500%, 07/01/40	1,849,391	2,009,094
4.500%, 09/01/40	837,139	909,542
4.500%, 02/01/41	74,654	81,113
4.500%, 08/01/41	756,096	821,800
4.500%, 09/01/41	89,901	97,955
4.500%, 10/01/41	170,715	186,012
4.500%, 02/01/44	34,378	36,986
4.500%, 10/01/48	172,720	182,402
5.000%, 01/01/35	151,900	167,540
5.000%, 05/01/35	80,212	88,522
5.000%, 07/01/35	1,020,682	1,126,270
5.000%, 11/01/35	1,024,021	1,130,163
5.000%, 06/01/41	1,694,233	1,888,471
5.000%, 07/01/41	371,117	405,695
5.500%, 03/01/34	1,113,435	1,253,083
5.500%, 07/01/35	767,987	862,619
Freddie Mac 30 Yr. Pool
2.500%, 10/01/49	1,193,000	1,180,385
2.500%, 12/01/49	999,900	988,294
3.000%, 07/01/49	681,860	694,900

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.000%, 08/01/49	1,056,465	1,072,976
3.000%, 09/01/49	7,067,306	7,230,813
3.000%, 10/01/49	2,375,734	2,423,895
3.500%, 08/01/49	1,234,278	1,267,830
Freddie Mac ARM Non-Gold Pool
3.838%, 12M LIBOR + 1.880%, 10/01/41 (a)	207,763	215,572
3.917%, 12M LIBOR + 1.750%, 12/01/40 (a)	645,042	671,586
4.006%, 12M LIBOR + 1.750%, 09/01/41 (a)	258,510	268,565
4.130%, 12M LIBOR + 1.880%, 09/01/41 (a)	20,663	21,587
4.443%, 12M LIBOR + 1.886%, 10/01/42 (a)	124,058	129,647
4.660%, 12M LIBOR + 1.910%, 06/01/41 (a)	21,729	22,797
4.734%, 12M LIBOR + 1.910%, 06/01/41 (a)	41,498	43,523
4.785%, 12M LIBOR + 1.910%, 05/01/41 (a)	31,748	33,331
4.813%, 12M LIBOR + 1.910%, 05/01/41 (a)	37,191	38,820
4.817%, 12M LIBOR + 1.880%, 04/01/41 (a)	11,951	12,456
Freddie Mac Multifamily Structured Pass-Through Certificates
2.750%, 11/25/22	4,900,000	4,964,822
3.750%, 11/25/29	190,243	203,503
3.750%, 11/25/32	1,000,000	1,097,173
3.974%, 01/25/21 (a)	17,750,000	18,013,643
3.990%, 05/25/33 (a)	3,650,000	4,098,088
4.084%, 11/25/20 (a)	928,643	941,313
Freddie Mac REMICS (CMO)
1.750%, 06/15/42	167,480	165,236
2.140%, 1M LIBOR + 0.400%, 03/15/34 (a)	289,227	288,599
2.640%, 1M LIBOR + 0.900%, 02/15/33 (a)	165,144	168,012
3.500%, 11/15/31	1,685,731	1,758,789
4.000%, 01/15/41	10,944,000	11,655,799
4.250%, 03/15/40	1,834,139	1,878,367
4.500%, 12/15/26	1,385,124	1,438,508
4.500%, 02/15/41	28,700	30,954
5.000%, 10/15/34	293,116	321,300
5.000%, 12/15/37	90,259	97,852
5.000%, 03/15/41	500,000	549,888
5.000%, 04/15/41	805,605	927,142
5.000%, 05/15/41	903,884	1,079,792
5.500%, 05/15/34	1,589,829	1,770,023
5.500%, 11/15/36	585,504	642,255
5.500%, 06/15/41	3,632,668	4,081,692
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	491,519	506,010
3.000%, 04/15/43	160,532	165,352
3.000%, 05/15/43	178,449	183,766
3.000%, 01/15/45	77,642	79,854
3.000%, 02/15/45	113,452	116,746
3.000%, 03/15/45	697,149	717,190
3.000%, 05/15/45	41,036	42,234
3.000%, 06/15/45	72,134	74,131
3.000%, 07/15/45	367,096	377,466
3.500%, 11/15/41	246,855	263,319
3.500%, 02/15/42	209,789	223,763
3.500%, 03/15/42	230,625	244,255
3.500%, 05/15/42	694,066	733,077
3.500%, 06/15/42	497,059	522,974
4.000%, 09/15/40	1,329,283	1,442,341

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 10/15/40	100,275	$106,789
4.000%, 03/15/41	505,043	542,258
4.000%, 06/15/41	20,500	21,602
4.000%, 09/15/41	152,429	162,319
4.000%, 10/15/41	651,406	701,136
4.000%, 11/15/41	181,161	192,910
4.000%, 12/15/41	549,530	591,352
4.000%, 01/15/42	26,362	27,793
4.000%, 02/15/42	32,677	34,811
4.000%, 03/15/42	135,501	144,822
4.000%, 11/15/42	19,619	20,615
4.000%, 01/15/43	48,745	52,358
4.500%, 08/15/39	1,447,674	1,582,320
4.500%, 06/15/40	415,324	451,988
4.500%, 07/15/40	97,309	105,805
4.500%, 03/15/41	523,819	569,764
4.500%, 04/15/41	44,156	48,015
5.000%, 03/15/39	57,059	63,584
5.000%, 07/15/39	101,817	113,425
5.000%, 08/15/39	100,826	112,349
5.000%, 09/15/39	71,609	79,789
5.000%, 04/15/40	36,343	39,943
5.000%, 08/15/40	139,865	155,736
5.000%, 04/15/41	111,213	123,732
5.000%, 09/15/41	70,807	78,873
5.500%, 10/15/39	16,070	18,034
6.000%, 06/15/36	709,844	822,724
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (c)	500,000	502,129
3.000%, 12/20/42	967,196	997,921
3.000%, 03/20/43	896,327	927,368
3.000%, 11/20/46	15,253,436	15,732,353
3.000%, 01/20/48	2,591,092	2,663,678
3.500%, 12/20/42	377,174	398,291
3.500%, 07/20/45	4,622,526	4,818,758
3.500%, 12/20/45	7,490,835	7,824,363
3.500%, 05/20/46	1,850,944	1,935,338
3.500%, 06/20/46	5,263,799	5,492,805
3.500%, 11/20/47	544,073	564,596
3.500%, 10/20/48	2,178,306	2,245,694
4.000%, 09/20/39	138,121	146,448
4.000%, 10/20/40	18,287	19,393
4.000%, 11/20/40	1,261,463	1,337,798
4.000%, 10/20/41	1,560,354	1,656,175
4.000%, 11/20/41	583,584	619,377
4.000%, 04/20/42	762,381	807,345
4.000%, 06/20/42	56,614	60,084
4.000%, 10/20/44	1,482,458	1,570,848
4.000%, 11/20/44	1,517,287	1,607,158
4.000%, 12/20/44	83,330	88,253
4.500%, 02/20/40	133,592	144,329
4.500%, 09/20/40	14,463	15,626
4.500%, 08/20/48	2,659,789	2,798,908
4.500%, 09/20/48	1,899,826	1,997,701
4.500%, 10/20/48	1,408,763	1,481,955

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II Pool
2.500%, 08/20/49	96,056	94,931
2.500%, 09/20/49	395,718	391,078
2.500%, 10/20/49	99,455	98,289
2.500%, 11/20/49	199,599	197,259
4.630%, 12/20/61 (a)	99,145	102,954
5.025%, 01/20/62 (a)	40,895	41,322
5.470%, 08/20/59 (a)	1,818	1,954
Government National Mortgage Association (CMO)
1.650%, 01/20/63	267,048	266,038
1.750%, 03/20/63	2,401,794	2,394,374
1.920%, 1Y H15 + 0.350%, 08/20/66 (a)	4,586,686	4,573,224
2.015%, 1M LIBOR + 0.250%, 10/20/47 (a)	1,090,660	1,079,681
2.030%, 1M LIBOR + 0.330%, 07/20/60 (a)	202,077	200,894
2.065%, 1M LIBOR + 0.300%, 05/20/48 (a)	1,338,558	1,329,310
2.065%, 1M LIBOR + 0.300%, 06/20/48 (a)	1,554,639	1,543,253
2.070%, 1Y H15 + 0.500%, 05/20/66 (a)	4,668,940	4,667,347
2.074%, 1M LIBOR + 0.300%, 08/20/60 (a)	152,502	151,589
2.074%, 1M LIBOR + 0.300%, 09/20/60 (a)	182,177	181,052
2.245%, 1M LIBOR + 0.480%, 01/20/38 (a)	33,312	33,420
2.264%, 1M LIBOR + 0.490%, 02/20/61 (a)	212,013	211,802
2.265%, 1M LIBOR + 0.500%, 07/20/37 (a)	129,968	130,417
2.270%, 1M LIBOR + 0.530%, 12/16/39 (a)	120,156	119,877
2.274%, 1M LIBOR + 0.500%, 12/20/60 (a)	396,258	395,828
2.274%, 1M LIBOR + 0.500%, 02/20/61 (a)	63,470	63,419
2.274%, 1M LIBOR + 0.500%, 04/20/61 (a)	132,870	132,719
2.274%, 1M LIBOR + 0.500%, 05/20/61 (a)	289,371	289,026
2.304%, 1M LIBOR + 0.530%, 06/20/61 (a)	177,185	177,104
2.340%, 1M LIBOR + 0.600%, 11/16/39 (a)	163,933	165,350
2.374%, 1M LIBOR + 0.600%, 10/20/61 (a)	631,341	632,002
2.404%, 1M LIBOR + 0.630%, 01/20/62 (a)	669,889	671,023
2.404%, 1M LIBOR + 0.630%, 03/20/62 (a)	417,311	417,448
2.424%, 1M LIBOR + 0.650%, 05/20/61 (a)	29,041	29,086
2.424%, 1M LIBOR + 0.650%, 11/20/65 (a)	133,813	133,861
2.474%, 1M LIBOR + 0.700%, 11/20/61 (a)	626,343	628,350
2.474%, 1M LIBOR + 0.700%, 01/20/62 (a)	421,834	423,176
2.500%, 11/20/46	214,187	216,108
2.500%, 06/20/63	2,236,631	2,234,785
2.500%, 05/20/65	948,091	947,960
2.500%, 06/20/65	238,482	238,418
2.750%, 02/20/64	3,559,813	3,594,322
2.750%, 05/20/64	1,137,156	1,142,459
3.000%, 03/20/63	2,017,443	2,021,596
3.250%, 08/20/68	3,986,854	4,144,396
3.500%, 11/20/36 (b)	89,452	3,512
3.500%, 09/20/63	1,225,855	1,235,452
4.000%, 12/20/40	3,403,456	3,653,688
4.335%, -1x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	174,807	32,101
4.500%, 05/16/40	80,000	84,637
4.500%, 05/20/40 (b)	17,325	1,036
4.500%, 12/20/40	2,005,010	2,218,630
5.000%, 12/20/39	4,458,455	5,060,371
5.000%, 03/20/40	3,190,000	3,510,797
5.010%, 09/20/60 (a)	123,291	123,904
5.150%, 08/20/60	26,254	26,615
5.310%, 07/20/60 (a)	44,421	44,948

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
5.500%, 04/20/34	177,184	$219,986
6.314%, -1x 1M LIBOR + 8.667%, 04/20/39 (a)	366,765	371,721
6.447%, -1x 1M LIBOR + 8.800%, 08/20/39 (a)	1,307,151	1,343,114

		442,117,745

Federal Agencies—8.4%
Federal Home Loan Bank 3.250%, 11/16/28	10,000,000	10,921,001
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	7,882,302
6.250%, 07/15/32 (d)	7,568,000	10,882,588
6.750%, 03/15/31	481,000	695,961
Federal National Mortgage Association
1.500%, 11/30/20	2,000	1,999
6.625%, 11/15/30	1,430,000	2,035,518
Freddie Mac Strips Zero Coupon, 07/15/32	15,000,000	10,989,217
Overseas Private Investment Corp. 2.870%, 02/15/35	3,531,000	3,640,073
Residual Funding Corp. Principal Strip
Zero Coupon, 01/15/30	4,638,000	3,636,944
Zero Coupon, 04/15/30	25,000,000	19,485,678
Tennessee Valley Authority 2.875%, 09/15/24	7,050,000	7,371,417

		77,542,698

U.S. Treasury—28.8%
U.S. Treasury Bonds
2.250%, 08/15/49	3,200,000	3,100,500
3.000%, 02/15/48	67,000,000	75,231,729
3.125%, 05/15/48	15,170,000	17,447,337
3.625%, 02/15/44	8,200,000	10,064,825
U.S. Treasury Inflation Indexed Bond 1.375%, 02/15/44 (e)	28,707,380	33,845,031
U.S. Treasury Notes
1.625%, 09/30/26	10,000,000	9,869,000
1.875%, 07/31/26	57,000,000	57,184,687
2.250%, 11/15/25	31,980,000	32,815,549
2.500%, 01/31/21	7,000,000	7,063,536
2.625%, 01/31/26	8,290,000	8,686,407
2.750%, 02/15/28	6,800,000	7,240,336
2.875%, 11/30/25	5,000,000	5,306,753

		267,855,690

Total U.S. Treasury & Government Agencies (Cost $782,398,671)		787,516,133

Foreign Government—9.7%

Sovereign—9.7%
Abu Dhabi Government International Bonds
3.125%, 10/11/27 (144A)	2,860,000	2,995,410
3.125%, 09/30/49 (144A)	10,000,000	9,750,000

Sovereign—(Continued)
Colombia Government International Bond 4.500%, 03/15/29 (d)	4,560,000	5,057,040
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	10,959,589
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	5,049,216
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	15,677,090
5.500%, 12/04/23	8,920,000	10,154,457
5.500%, 04/26/24	1,900,000	2,187,581
Mexico Government International Bond 4.500%, 04/22/29	4,650,000	5,098,725
Panama Government International Bond 3.750%, 03/16/25	2,780,000	2,953,750
Peruvian Government International Bond 4.125%, 08/25/27	2,620,000	2,934,426
Poland Government International Bond 3.250%, 04/06/26	2,820,000	2,989,200
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	3,057,851
Svensk Exportkredit AB 1.625%, 09/12/21	2,000,000	1,996,196
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,351,100

Total Foreign Government (Cost $92,703,546)		90,211,631

Asset-Backed Securities—2.8%

Asset-Backed - Other—0.6%
Dell Equipment Finance Trust 3.180%, 06/22/23 (144A)	625,000	629,905
Kubota Credit Owner Trust 3.100%, 08/15/22 (144A)	5,080,000	5,138,850

		5,768,755

Asset-Backed - Student Loan—2.2%
Navient Student Loan Trust
2.092%, 1M LIBOR + 0.300%, 07/26/66 (144A) (a)	159,387	159,372
2.392%, 1M LIBOR + 0.600%, 07/26/66 (144A) (a)	3,846,000	3,844,170
Northstar Education Finance, Inc. 2.166%, 3M LIBOR + 0.230%, 07/28/21 (a)	1,113,708	1,112,433
SLM Student Loan Trust 2.410%, 3M LIBOR + 0.470%, 01/26/26 (a)	15,471,706	15,429,985

		20,545,960

Total Asset-Backed Securities (Cost $26,335,222)		26,314,715

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

Corporate Bonds & Notes—1.6%

Security Description	Principal Amount*	Value

Diversified Financial Services—0.7%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	$6,293,626

Sovereign—0.9%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	8,824,391

Total Corporate Bonds & Notes (Cost $8,372,290)		15,118,017

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,911,380	1,974,468

Total Mortgage-Backed Securities (Cost $1,902,309)		1,974,468

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/19 at 0.600%, due on 01/02/20 with a maturity value of $6,278,181; collateralized by U.S. Treasury Note at 2.750%, maturing 09/15/21, with a market value of $6,404,604.	6,277,971	6,277,971

Total Short-Term Investments (Cost $6,277,971)		6,277,971

Securities Lending Reinvestments (f)—1.3%

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/19 at 1.550%, due on 01/02/20 with a maturity value of $1,173,988; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/30 - 08/15/44, and an aggregate market value of $1,197,365.	1,173,887	1,173,887
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $600,057; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 3.063%, maturity dates ranging from 10/04/23 - 02/15/46, and an aggregate market value of $612,000.	600,000	600,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $500,076; collateralized by Foreign Obligations at 2.125%, maturing 10/15/21, with a market value of $510,004.	500,000	500,000
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $200,031; collateralized by Foreign Obligations with rates ranging from 0.000% - 8.500%, maturity dates ranging from 03/16/20 - 03/11/31, and an aggregate market value of $204,000.	200,000	200,000

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/19 at 2.750%, due on 01/02/20 with a maturity value of $1,000,153; collateralized by Foreign Obligations with rates ranging from 1.500% - 2.750%, maturity dates ranging from 07/15/20 - 06/18/29, and an aggregate market value of $1,020,003.	1,000,000	$1,000,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/19 at 1.530%, due on 01/02/20 with a maturity value of $2,000,170; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 5.000%, maturity dates ranging from 01/20/34 - 12/20/49, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/19 at 1.700%, due on 01/02/20 with a maturity value of $2,000,189; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/21, and various Common Stock with an aggregate market value of $2,220,445.	2,000,000	2,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/19 at 1.710%, due on 01/02/20 with a maturity value of $1,500.143; collateralized by U.S. Treasury Obligations at 0.125%-3.625%, maturing 1/31/21 - 8/15/43, and various Common Stock with an aggregate market value of $1,633,334	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/19 at 1.690%, due on 01/02/20 with a maturity value of $819,315; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $904,744.	819,238	819,238
Repurchase Agreement dated 12/31/19 at 1.720%, due on 01/07/20 with a maturity value of $500,167; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.375%, maturity dates ranging from 06/15/20 - 11/15/49, and various Common Stock with an aggregate market value of $552,187.	500,000	500,000

		10,293,125

Time Deposit—0.0%
Royal Bank of Canada 2.500%, 01/02/20	300,000	300,000

Mutual Fund—0.2%
Goldman Sachs Financial Square Government Fund, Institutional Class 1.510% (g)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $12,593,125)		12,593,125

Total Investments—101.0% (Cost $930,583,134)		940,006,060
Other assets and liabilities (net)—(1.0)%		(9,658,240)

Net Assets—100.0%		$930,347,820

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2019. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was held on loan. As of December 31, 2019, the market value of securities loaned was $12,089,744 and the collateral received consisted of cash in the amount of $12,593,125. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Principal amount of security is adjusted for inflation.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2019.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2019.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the market value of 144A securities was $25,575,558, which is 2.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/20	102	USD	13,099,031	$2,167
U.S. Treasury Note 5 Year Futures	03/31/20	94	USD	11,149,281	(209)

Net Unrealized Appreciation					$1,958

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2019

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$787,516,133	$—	$787,516,133
Total Foreign Government*	—	90,211,631	—	90,211,631
Total Asset-Backed Securities*	—	26,314,715	—	26,314,715
Total Corporate Bonds & Notes*	—	15,118,017	—	15,118,017
Total Mortgage-Backed Securities*	—	1,974,468	—	1,974,468
Total Short-Term Investment*	—	6,277,971	—	6,277,971
Securities Lending Reinvestments
Repurchase Agreements	—	10,293,125	—	10,293,125
Time Deposit	—	300,000	—	300,000
Mutual Fund	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	10,593,125	—	12,593,125
Total Investments	$2,000,000	$938,006,060	$—	$940,006,060

Collateral for Securities Loaned (Liability)	$—	$(12,593,125)	$—	$(12,593,125)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,167	$—	$—	$2,167
Futures Contracts (Unrealized Depreciation)	(209)	—	—	(209)
Total Futures Contracts	$1,958	$—	$—	$1,958

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments at value (a) (b)	$940,006,060
Cash	1,320
Cash collateral for futures contracts	183,100
Receivable for:
TBA securities sold	5,885,633
Fund shares sold	11,245
Interest	4,396,724
Prepaid expenses	2,948

Total Assets	950,487,030
Liabilities
Collateral for securities loaned	12,593,125
Payables for:
TBA securities purchased	6,396,203
Fund shares redeemed	292,108
Variation margin on futures contracts	9,451
Accrued Expenses:
Management fees	314,134
Distribution and service fees	198,769
Deferred trustees’ fees	138,766
Other expenses	196,654

Total Liabilities	20,139,210

Net Assets	$930,347,820

Net Assets Consist of:
Paid in surplus	$955,375,620
Distributable earnings (Accumulated losses)	(25,027,800)

Net Assets	$930,347,820

Net Assets
Class B	$930,347,820
Capital Shares Outstanding*
Class B	86,796,631
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $930,583,134.
(b)	Includes securities loaned at value of $12,089,744.

Statement of Operations

Year Ended December 31, 2019

Investment Income
Dividends	$147,311
Interest	24,802,639
Securities lending income	64,701

Total investment income	25,014,651
Expenses
Management fees	4,094,329
Administration fees	51,218
Custodian and accounting fees	138,870
Distribution and service fees—Class B	2,383,956
Audit and tax services	74,233
Legal	47,461
Trustees’ fees and expenses	60,867
Shareholder reporting	63,385
Insurance	6,688
Miscellaneous	23,245

Total expenses	6,944,252
Less management fee waiver	(223,664)

Net expenses	6,720,588

Net Investment Income	18,294,063

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	26,574,347
Purchased options	(380,000)
Futures contracts	3,032,185
Swap contracts	63,662

Net realized gain	29,290,194

Net change in unrealized appreciation (depreciation) on:
Investments	22,136,800
Purchased options	126,366
Futures contracts	(1,888,017)
Swap contracts	(58,803)

Net change in unrealized appreciation	20,316,346

Net realized and unrealized gain	49,606,540

Net Increase in Net Assets From Operations	$67,900,603

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,294,063	$19,967,080
Net realized gain (loss)	29,290,194	(16,282,064)
Net change in unrealized appreciation (depreciation)	20,316,346	(5,431,245)

Increase (decrease) in net assets from operations	67,900,603	(1,746,229)

From Distributions to Shareholders
Class B	(26,176,308)	(27,908,378)

Total distributions	(26,176,308)	(27,908,378)

Decrease in net assets from capital share transactions	(71,749,886)	(97,046,392)

Total decrease in net assets	(30,025,591)	(126,700,999)

Net Assets
Beginning of period	960,373,411	1,087,074,410

End of period	$930,347,820	$960,373,411

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Value	Shares	Value
Class B
Sales	7,082,896	$74,951,683	4,418,947	$45,010,319
Reinvestments	2,509,713	26,176,308	2,790,838	27,908,378
Redemptions	(16,367,962)	(172,877,877)	(16,716,287)	(169,965,089)

Net decrease	(6,775,353)	$(71,749,886)	(9,506,502)	$(97,046,392)

Decrease derived from capital shares transactions		$(71,749,886)		$(97,046,392)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.26	$10.55	$10.51	$10.59	$10.80

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.20	0.19	0.18	0.17
Net realized and unrealized gain (loss)	0.55	(0.20)	0.08	(0.03)	(0.12)

Total income (loss) from investment operations	0.75	0.00	0.27	0.15	0.05

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.23)	(0.23)	(0.26)

Total distributions	(0.29)	(0.29)	(0.23)	(0.23)	(0.26)

Net Asset Value, End of Period	$10.72	$10.26	$10.55	$10.51	$10.59

Total Return (%) (b)	7.49	(0.06)	2.60	1.32	0.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.71	0.70	0.70
Net ratio of expenses to average net assets (%) (c)	0.70	0.72	0.71	0.70	0.70
Ratio of net investment income to average net assets (%)	1.92	1.99	1.76	1.67	1.59
Portfolio turnover rate (%)	196 (d)	240 (d)	187 (d)	216 (d)	214 (d)
Net assets, end of period (in millions)	$930.3	$960.4	$1,087.1	$1,215.3	$1,217.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 114%, 69%, 111%, 116% and 117% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2019 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon an interdealer bid and ask prices or prices provided by pricing service providers who use a series of

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”) or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2019, the Portfolio had direct investments in repurchase agreements with a gross value of $6,277,971. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,293,125. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2019.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2019 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2019 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2019.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(2,108,164)	$—	$—	$—	$(2,108,164)
U.S. Treasury & Government Agencies	(10,484,961)	—	—	—	(10,484,961)
Total	$(12,593,125)	$—	$—	$—	$(12,593,125)
Total Borrowings	$(12,593,125)	$—	$—	$—	$(12,593,125)
Gross amount of recognized liabilities for securities lending transactions					$(12,593,125)

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2019 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$2,167	Unrealized depreciation on futures contracts (a)	$209

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2019:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Purchased options	$(380,000)
Futures contracts	3,032,185
Swap contracts	63,662

$2,715,847

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Purchased options	$126,366
Futures contracts	(1,888,017)
Swap contracts	(58,803)

$(1,820,454)

For the year ended December 31, 2019, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$52,600,000
Futures contracts long	53,538,455
Futures contracts short	(23,090,943)
Swap contracts	5,592,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition away from or elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Portfolio that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions tied to LIBOR. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,829,184,079	$41,103,466	$1,943,647,971	$43,811,131

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2019 were as follows:

Purchases	Sales
$795,312,754	$841,801,451

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2019	% per annum	Average Daily Net Assets
$4,094,329	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Effective April 29, 2019, Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio. Prior to April 29, 2019, FIAM, LLC was compensated by Brighthouse Investment Advisers for providing subadvisory services to the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2019 to April 29, 2020, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

Prior to April 29, 2019, the Adviser had agreed, for the period April 30, 2018 to April 28, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $1.3 billion

Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 29, 2019 to April 29, 2020, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust II Western Asset Management U.S. Government Portfolio. Amounts waived for the year ended December 31, 2019 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an

BHFTI-25

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2019—(Continued)

annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2019 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2019 was as follows:

Cost basis of investments	$938,041,847

Gross unrealized appreciation	14,703,811
Gross unrealized depreciation	(12,737,640)

Net unrealized appreciation (depreciation)	$1,966,171

The tax character of distributions paid for the years ended December 31, 2019 and 2018 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2019	2018	2019	2018	2019	2018
$26,176,308	$27,908,378	$—	$—	$26,176,308	$27,908,378

As of December 31, 2019, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$23,788,113	$—	$1,966,171	$(50,643,346)	$(24,889,062)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2019, the Portfolio had accumulated short-term capital losses of $13,333,584 and accumulated long-term capital losses of $37,309,762.

During the year ended December 31, 2019, the Portfolio utilized accumulated short-term capital losses of $20,844,894.

BHFTI-26

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Government Income Portfolio (formerly known as Fidelity Institutional Asset Management Government Income Portfolio), one of the funds constituting the Brighthouse Funds Trust I (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Government Income Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	74	Trustee, Vertical Capital Income Fund (closed-end fund); ** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund)**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor)	74	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting)	74	Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016)

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017)

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, Brighthouse Investment Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015)

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTI-29

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-5, 2019 (the “December Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2020 to December 31, 2020. Prior thereto, at an in-person meeting held on October 23-24, 2019 (the “October Meeting”), the Board, including the Independent Trustees, approved the extension of each Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, as applicable, for each Portfolio for the period from October 24, 2019 to December 31, 2019 (the “Extension Period”), in accordance with the Adviser’s proposal to align each Advisory Agreement’s and Sub-Advisory Agreement’s annual contract renewal period with the calendar year.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of considering the renewal of the Agreements. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decisions to renew the Agreements, including for the Extension Period. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution. The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

At the October Meeting, the Board met in person with personnel of the Adviser for the specific purpose of giving consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated certain follow-up matters that management addressed at the December Meeting.

In making its approvals, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees also met in person separately with representatives of JDL during the October Meeting to review the JDL Report. Also, the Board reviewed other information about the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the Meetings, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, including with respect to investment programs and personnel, trading practices and oversight of transition management (as applicable), compliance programs and personnel, risk

BHFTI-30

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to the performance of these services. The Board considered the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, policies and procedures and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of the advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser

BHFTI-31

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various such methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules in the Agreements. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers about potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding business relationships of the affiliates of the Adviser and regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *

Western Asset Management Government Income Portfolio (formerly, Fidelity Institutional Asset Management Government Income Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year and five-year periods ended June 30, 2019, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2019. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government Bond Index, for the one-year period ended October 31, 2019, and underperformed its benchmark for the three-year and five-year periods ended October 31, 2019. The Board further considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2019. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-32

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2018 and December 31, 2019 were $2,472,886 and $2,618,435, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2018 and December 31, 2019, Deloitte billed $78,470 and $84,910, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) 17f-2 security count procedures for select portfolios for the years ended December 31, 2018 and 2019; and (ii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2018.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2018 and December 31, 2019 were $313,115 and $302,643, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal year end December 31, 2018 and for the fiscal year end December 31, 2019.

During the fiscal years ended December 31, 2018 and December 31, 2019, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2018 and December 31, 2019 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2018 and December 31, 2019, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2018 and 2019 were $134,793 and $113,385, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)         Not applicable.

(b)         Not applicable.

Item 13. Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2020

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 4, 2020